UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08090

LINCOLN VARIABLE INSURANCE

PRODUCTS TRUST

(Exact name of registrant as specified in charter)

1300 South Clinton Street

Fort Wayne, Indiana 46802

(Address of principal executive offices) (Zip code)

Jill R. Whitelaw, Esq.

Lincoln Financial Group

150 North Radnor Chester Road

Radnor, Pennsylvania, 19087

(Name and address of agent for service)

Copies of all communications to:

Robert A. Robertson, Esq.

Dechert LLP

2010 Main Street

Suite 500

Irvine, CA 92614

Registrant’s telephone number, including area code: (260) 455-3404

Date of fiscal year end: December 31

Date of reporting period: January 1, 2012 through December 31, 2012

Item 1.	Reports to Stockholders

Lincoln Variable Insurance Products Trust:

LVIP American Allocation Funds

LVIP American Balanced Allocation Fund

LVIP American Income Allocation Fund

LVIP American Growth Allocation Fund

LVIP American Funds

LVIP American Global Growth Fund

LVIP American Global Small Capitalization Fund

LVIP American Growth Fund

LVIP American Growth-Income Fund

LVIP American International Fund

LVIP American Preservation Fund

LVIP Baron Growth Opportunities Fund

LVIP BlackRock Emerging Markets Index RPM Fund

LVIP BlackRock Equity Dividend RPM Fund

LVIP BlackRock Inflation Protected Bond Fund

LVIP Capital Growth Fund

LVIP Clarion Global Real Estate Fund

LVIP Columbia Small-Mid Cap Growth RPM Fund

LVIP JPMorgan Mid Cap Value RPM Fund

LVIP Delaware Bond Fund

LVIP Delaware Diversified Floating Rate Fund

LVIP Delaware Foundation Aggressive Allocation Fund

LVIP Delaware Foundation Conservative Allocation Fund

LVIP Delaware Foundation Moderate Allocation Fund

LVIP Delaware Growth and Income Fund

LVIP Delaware Social Awareness Fund

LVIP Delaware Special Opportunities Fund

LVIP Dimensional/Vanguard Allocation Funds

LVIP Dimensional Non-US Equity Fund

LVIP Dimensional US Equity Fund

LVIP Dimensional/Vanguard Total Bond Fund

LVIP Vanguard Domestic Equity ETF Fund

LVIP Vanguard International Equity ETF Fund

LVIP Global Income Fund

LVIP UBS Large Cap Growth RPM Fund

LVIP JP Morgan High Yield Fund

LVIP MFS International Growth Fund

LVIP MFS Value Fund

LVIP Mid-Cap Value Fund

LVIP Mondrian International Value Fund

LVIP Money Market Fund

LVIP Protected American Allocation Target Risk Funds:

LVIP Protected American Balanced Allocation Fund

LVIP Protected American Growth Allocation Fund

LVIP Protected Profile Target Risk Funds:

LVIP Protected Profile Conservative Fund

LVIP Protected Profile Moderate Fund

LVIP Protected Profile Growth Fund

LVIP Protected Profile Target Maturity Funds:

LVIP Protected Profile 2010 Fund

LVIP Protected Profile 2020 Fund

LVIP Protected Profile 2030 Fund

LVIP Protected Profile 2040 Fund

LVIP Protected Profile 2050 Fund

LVIP SSgA S&P 500 Index Fund

LVIP SSgA Small-Cap Index Fund

LVIP SSgA Bond Index Fund

LVIP SSgA Funds

LVIP SSgA Developed International 150 Fund

LVIP SSgA Emerging Markets 100 Fund

LVIP SSgA Large Cap 100 Fund

LVIP SSgA Small/Mid-Cap 200 Fund

LVIP SSgA Allocation Funds

LVIP SSgA Conservative Index Allocation Fund

LVIP SSgA Conservative Structured Allocation Fund

LVIP SSgA Moderately Aggressive Index Allocation Fund

LVIP SSgA Moderately Aggressive Structured Allocation Fund

LVIP SSgA Moderate Index Allocation Fund

LVIP SSgA Moderate Structured Allocation Fund

LVIP SSgA Global Tactical Allocation RPM Fund

LVIP SSgA International Index Fund

LVIP T. Rowe Price Growth Stock Fund

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

LVIP Templeton Growth RPM Fund

Lincoln Variable Insurance Products Trust

President’s Letter for the LVIP American Funds Annual Report

Dear Fellow Investors,

The equity markets tallied double-digit returns across the globe for the year and rewarded patient investors despite numerous headwinds. Investors cheered the commitments by global policymakers as they showcased their resolve in supporting global economic growth. Highlights included:

•

The U.S. Federal Reserve continued its bond-buying program in their quest to keep interest rates at historic lows. The 10-year Treasury yield was volatile during the year, peaking as high as 2.37% in March, and bottoming out at 1.39% in July. The closely followed barometer closed the year yielding 1.76%, down approximately 0.20% from the start of the year.

•

In August, the European Central Bank’s (ECB) long-awaited pledge to provide unlimited bond buying signaled the ECB’s commitment to stand behind the troubled Eurozone through any means necessary. This commitment set off a rally in non-US stock and bond markets as confidence re-emerged among global investors.

•	A steady decline in the overall rate of joblessness helped buoy consumer confidence. The jobless rate in the U.S. ended the year at 7.8%, down from 8.5% at the start of 2012.

•

Long awaited signs that the housing recovery was beginning to take hold began to emerge in 2012. The closely followed Case/Shiller Index of national housing prices showed strong gains across the nation.

Against this backdrop, U.S. stocks, as represented by the S&P 500® Index, finished the year up 16%. International stocks, as represented by the MSCI EAFE Index (net dividends), returned over 17%. Volatility, which began the year in an elevated state, ended the year down considerably as investors became more comfortable with the global economic picture. Despite the positive progress, 2012 had its challenges as well. Sharp declines in the spring and fall tested investors’ resolve. At Lincoln, we focus on managing risk for our clients. As such, there are several issues that could have a material impact on financial markets in 2013 that we are continuing to monitor closely. The fiscal cliff deal sets up another debate in the first quarter to address the debt ceiling, government funding and previously delayed automatic spending cuts. The Fed’s admission of fading growth benefits from their stimulus packages could crimp confidence. Finally, persistently high unemployment rates and heavy debt loads in Europe will hang as dark clouds over the global markets for years to come.

As investors operate in this environment, now is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified. Below is a brief summary of innovative designed to help you manage the risks in your portfolio:

LVIP Protected American Allocation Funds

•	The LVIP Protected American Allocation Funds provide a means for investors to remain invested in markets, while the risks in their portfolio are being managed on a daily basis.

•	Although not guaranteed, each of the Funds employs sophisticated capital protection and volatility management techniques designed to provide a greater level of stability for retirement savings.

•	The Funds go beyond traditional asset allocation methods to accommodate ever-changing market conditions, seeking to protect growth in rising markets and defend against losses in falling markets.

LVIP American Preservation Fund

As part of a diversified investment strategy, the Fund seeks to provide your clients with current income through preservation of capital in their American Legacy® annuity portfolios. This Fund offers access to:

•	A broad mix of 2,199 U.S. bonds and 702 non-U.S. bonds (as of June 30, 2012).

•	The pairing of six American Funds Insurance Series® portfolios with three short-to-intermediate term American Funds® mutual funds.

•	15 portfolio counselors with a median of 25 years of experience.

We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2013.

Sincerely,

Daniel R. Hayes

President

Lincoln Variable Insurance Products Trust

Lincoln Variable Insurance Products Trust

President’s Letter for the remaining LVIP Fund Annual Reports

Dear Fellow Investors,

The equity markets tallied double-digit returns across the globe for the year and rewarded patient investors despite numerous headwinds. Investors cheered the commitments by global policymakers as they showcased their resolve in supporting global economic growth. Highlights included:

•

The U.S. Federal Reserve continued its bond-buying program in their quest to keep interest rates at historic lows. The 10-year Treasury yield was volatile during the year, peaking as high as 2.37% in March, and bottoming out at 1.39% in July. The closely followed barometer closed the year yielding 1.76%, down approximately 0.20% from the start of the year.

•

In August, the European Central Bank’s (ECB) long-awaited pledge to provide unlimited bond buying signaled the ECB’s commitment to stand behind the troubled Eurozone through any means necessary. This commitment set off a rally in non-US stock and bond markets as confidence re-emerged among global investors.

•	A steady decline in the overall rate of joblessness helped buoy consumer confidence. The jobless rate in the U.S. ended the year at 7.8%, down from 8.5% at the start of 2012.

•

Long awaited signs that the housing recovery was beginning to take hold began to emerge in 2012. The closely followed Case/Shiller Index of national housing prices showed strong gains across the nation.

Against this backdrop, U.S. stocks, as represented by the S&P 500® Index, finished the year up 16%. International stocks, as represented by the MSCI EAFE Index (net dividends), returned over 17%. Volatility, which began the year in an elevated state, ended the year down considerably as investors became more comfortable with the global economic picture. Despite the positive progress, 2012 had its challenges as well. Sharp declines in the spring and fall tested investors’ resolve. At Lincoln, we focus on managing risk for our clients. As such, there are several issues that could have a material impact on financial markets in 2013 that we are continuing to monitor closely. The fiscal cliff deal sets up another debate in the first quarter to address the debt ceiling, government funding and previously delayed automatic spending cuts. The Fed’s admission of fading growth benefits from their stimulus packages could crimp confidence. Finally, persistently high unemployment rates and heavy debt loads in Europe will hang as dark clouds over the global markets for years to come. As investors operate in this environment, now is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified. In addition to a broad selection of equity funds, the Lincoln Variable Insurance Products (LVIP) Trust offers a number of innovative fixed income options that seek to protect against the potential of inflation or the eventual rise of interest rates. We also continue to focus on innovative ways to manage risk within the Funds in the LVIP Trust with the LVIP Protected Series of Funds. A brief summary of innovative fixed income options and the Protected Series of Funds is provided below.

Protected Profile Funds

•

The LVIP Protected Series of Funds, offered in both Target Maturity and Target Risk versions, provide a means for investors to remain invested in markets, while the risks in their portfolio are being managed on a daily basis.

•

Although not guaranteed, each of the Protected Series of Funds employs sophisticated capital protection and volatility management techniques designed to provide a greater level of stability for retirement savings.

•	The Funds go beyond traditional asset allocation methods to accommodate ever-changing market conditions, seeking to protect growth in rising markets and defend against losses in falling markets.

Fixed Income Funds

•

The LVIP Delaware Diversified Floating Rate Fund is designed for investors that are concerned about rising interest rates and want a short duration option that is likely to see its yield increase as market rates increase.

•	The LVIP BlackRock Inflation Protected Bond Fund invests in Treasury Inflation Protected Securities and other inflation adjusted bonds to help mitigate the impact of inflation.

•	The LVIP Global Income Fund allows investors to diversify their fixed income exposure globally, which reduces the risks associated from investing in just one country.

We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2013.

Sincerely,

Daniel R. Hayes

President

Lincoln Variable Insurance Products Trust

LVIP American Allocation Funds

LVIP American Allocation Funds

LVIP American Balanced Allocation Fund

LVIP American Growth Allocation Fund

LVIP American Income Allocation Fund

each a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2012

LVIP American Allocation Funds

LVIP American Allocation Funds

2012 Annual Report Commentary (unaudited)

Managed by:

The LVIP American Balanced Allocation Fund returned 11.58% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2012, while its benchmark, the Balanced Allocation Composite Index1, returned 11.72%.

The LVIP American Growth Allocation Fund returned 13.15% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2012, while its benchmark, the Growth Allocation Composite Index2, returned 13.01%.

The LVIP American Income Allocation Fund returned 8.66% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2012, while its benchmark, the Income Allocation Composite Index3, returned 9.17%.

2012 ended on a positive note for global equity investors, with the White House and Congress reaching a last minute deal to temporarily avoid the so-called fiscal cliff of spending cuts and tax increases. This headline grabbing event wrapped up a year that proved quite lucrative for equity investors across global capital markets. The S&P 500® Index4 finished the year up 16%, notching the best calendar year performance for large-cap U.S. equities since 2009. These strong returns were realized during a period of slowly recovering employment, a long awaited improvement in the housing market and a period of continued near-record low interest rates that make equity investments more attractive to many investors. Despite the strong returns in equity markets, 2012 was not without its challenges. A sharp selloff during the spring and a second dip immediately following the November Presidential election tested investors’ resolve. Both of these sell-offs proved to be temporary as U.S. equities continued their march higher through the end of the year, rewarding investors for staying the course.

Investors in overseas stocks were also awarded for their patience in 2012, as it was a tale of two different markets. In the early part of the year, investors had to withstand a torrent of news from the troubled Eurozone, including divisive elections in Greece, significant austerity measures and a banking crisis in Spain. This, along with slowing growth in many large emerging economies and renewed tensions in the Middle East led many to be skeptical about prospects for international equities. Against this backdrop, stocks fell sharply in the second quarter. However, in mid-summer investors welcomed a long awaited commitment from the ECB to stand behind the troubled Euro zone through any means necessary. This triggered a rally in international stocks during the third and fourth quarters that led to a 2012 total return topping 17% for the MSCI EAFE Index (net dividends)5.

Bond investors realized another year of positive returns during 2012, with the Barclays Capital U.S. Aggregate Index6 advancing 4.2%. The environment for bond investors remained strong throughout the year, as continued low interest rates led to a wave of bond issuance across the fixed income sectors as borrowers looked to lock in the near-record low financing costs. Throughout the year central banks around the world reiterated their commitment to further stimulating stagnant developed market economies with previously unprecedented measures. This action was highlighted by the U.S. Federal Reserve, which during the year launched its third round of quantitative easing since the Financial Crisis along with a commitment to purchase an additional $40 billion a month in mortgage backed securities. This action is aimed at holding down interest rates to help stimulate economic growth in the still recovering U.S. economy. While headline yields were down only slightly during the year, with the 10-year U.S. Treasury yield ending the year yielding 1.76%, down just under 0.20% from the start of the year, investors experienced some significant interest rate volatility. The 10-year Treasury yield experienced a swing of nearly 1.00% during the year, peaking at 2.38% in March, and bottoming at 1.39% just four months later in July.

The equity portion of the LVIP American Allocation Funds generally outperformed the equity portion of the composite benchmark during 2012. Contributors included the American Funds Insurance Series (“AFIS”) Global Growth Fund, the American Funds New Perspective Fund and the American Funds Euro Pacific Growth Fund. Exposure to the American Funds American Mutual Fund detracted to results relative to the index.

The fixed income portion of the LVIP American Allocation Funds generally underperformed the fixed income portion of the composite benchmark during 2012. Detractors included the AFIS US Government/AAA Rated Securities Fund, the AFIS Mortgage Fund and the American Funds Intermediate Bond Fund of America. The Funds’ benefitted from their exposure to the AFIS Global Bond Fund which outperformed the Barclays Capital Global Aggregate Index7 during the year.

David A Weiss, CFA

Kevin J. Adamson, CPA

Lincoln Investment Advisors Corporation

The views expressed represent the Manager’s assessment of the Funds and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP American Allocation Funds–1

LVIP American Allocation Funds

2012 Annual Report Commentary (unaudited) (continued)

LVIP American Balanced Allocation Fund

Growth of $10,000 invested 8/2/10 through 12/31/12

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP American Balanced Allocation Fund Service and Standard Classes shares on 8/2/10 (commencement of operations). As the chart shows, by December 31, 2012, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,857 for the Standard Class shares and to $11,758 for the Service Class shares. For comparison, look at how the Balanced Allocation Composite Index and S&P 500® Index did from 8/2/10 through 12/31/12. The same $10,000 investment would have increased to $12,177 and $13,351, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance, Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

Average annual total returns on investment	Ended 12/31/12

Standard Class Shares
One Year	+11.58%
Inception (8/2/10)	+7.28%

Service Class Shares
One Year	+11.18%
Inception (8/2/10)	+6.91%

LVIP American Growth Allocation Fund

Growth of $10,000 invested 8/2/10 through 12/31/12

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP American Growth Allocation Fund Service and Standard Classes shares on 8/2/10 (commencement of operations). As the chart shows, by December 31, 2012, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,951 for the Standard Class shares and to $11,852 the Service Class shares. For comparison, look at how the Growth Allocation Composite Index and S&P 500® Index did from 8/2/10 through 12/31/12. The same $10,000 would have increased to $12,218and$13,645, respectively Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

Average annual total returns on investment	Ended 12/31/12

Standard Class Shares
One Year	+13.15%
Inception (8/2/10)	+7.63%

Service Class Shares
One Year	+12.74%
Inception (8/2/10)	+7.26%

LVIP American Allocation Funds–2

LVIP American Allocation Funds

2012 Annual Report Commentary (unaudited) (continued)

LVIP American Income Allocation Fund

Growth of $10,000 invested 8/2/10 through 12/31/12

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP American Income Allocation Fund Service and Standard Classes shares on 8/2/10 (commencement of operations). As the chart shows, by December 31, 2012, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,669 for the Standard Class shares and to $11,571 for the Service Class shares. For comparison, look at how the Income Allocation Composite Index and Barclays Capital U.S. Aggregate Index did from 8/2/10 through 12/31/12. The same $10,000 would have increased to $11,991 and $11,248, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

Average annual total returns on investment	Ended 12/31/12

Standard Class Shares
One Year	+8.66%
Inception (8/2/10)	+6.57%

Service Class Shares
One Year	+8.27%
Inception (8/2/10)	+6.20%
1.

The Balanced Allocation Composite Index is an unmanaged index compiled by Lincoln Investment Advisors (LIA), the Fund’s adviser. The Balanced Allocation Composite is constructed as follows: 40% Barclays Capital U.S. Aggregate Index, 38% S&P 500® Index and 22% MSCI EAFE Index (net dividends).

2.

The Growth Allocation Composite Index is an unmanaged index compiled by Lincoln Investment Advisors (LIA), the Fund’s adviser. The Growth Allocation Composite is constructed as follows: 30% Barclays Capital U.S. Aggregate Index, 40% S&P 500® Index and 30% MSCI EAFE Index (net dividends).

3.

The Income Allocation Composite Index is an unmanaged index compiled by Lincoln Investment Advisors (LIA), the Fund’s adviser. The Income Allocation Composite is constructed as follows: 60% Barclays Capital U.S. Aggregate Index, 30% S&P 500® Index and 10% MSCI EAFE Index (net dividends).

4.	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

5	The MSCI EAFE Index (net dividends) is a free-float adjusted market capitalization index that is designed to measure equity market performance of developed markets (Europe, Australasia and the Far East), excluding the U.S. and Canada.

6.	The Barclays Capital U.S. Aggregate Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million per amount outstanding.

7.	The Barclays Capital Global Aggregate Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate and the Asian-Pasific Aggregate Indices.

LVIP American Allocation Funds–3

LVIP American Allocation Funds

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2012 to December 31, 2012

Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold each Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of a Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables do not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Expense Analyses are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analyses are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2012 to December 31, 2012.

Actual Expenses

The first section of the tables, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the tables, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. The Funds do not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Funds’ actual expenses shown in the tables reflect fee waivers in effect.

LVIP American Balanced Allocation Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Annualized Expense Ratio	Expenses Paid During Period 7/1/12 to 12/31/12*
Actual
Standard Class Shares	$1,000.00	$1,057.50	0.20%	$1.03
Service Class Shares	1,000.00	1,055.60	0.55%	2.84
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.13	0.20%	$1.02
Service Class Shares	1,000.00	1,022.37	0.55%	2.80

LVIP American Growth Allocation Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Annualized Expense Ratio	Expenses Paid During Period 7/1/12 to 12/31/12*
Actual
Standard Class Shares	$1,000.00	$1,067.50	0.21%	$1.09
Service Class Shares	1,000.00	1,065.60	0.56%	2.91
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.08	0.21%	$1.07
Service Class Shares	1,000.00	1,022.32	0.56%	2.85

LVIP American Income Allocation Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Annualized Expense Ratio	Expenses Paid During Period 7/1/12 to 12/31/12*
Actual
Standard Class Shares	$1,000.00	$1,040.80	0.23%	$1.18
Service Class Shares	1,000.00	1,039.00	0.58%	2.97
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.98	0.23%	$1.17
Service Class Shares	1,000.00	1,022.22	0.58%	2.95

*	“Expenses Paid During Period” are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP American Allocation Funds–4

LVIP American Allocation Funds

Disclosure

OF FUND EXPENSES (unaudited) (continued)

Each Fund operates under a fund of funds structure. Each Fund invests substantially all of its assets in other mutual funds (Underlying Funds). In addition to the Funds’ expenses reflected above, the Funds also indirectly bear their portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an Investment in each table above does not reflect the expenses of the Underlying Funds.

LVIP American Allocation Funds–5

LVIP American Allocation Funds

Security Type/Sector Allocations (unaudited)

As of December 31, 2012

LVIP American Balanced Allocation Fund

Security Type/Sector	Percentage of Net Assets
Unaffiliated Investment Companies	100.10%
Asset Allocation Fund	19.96%
Equity Funds	30.02%
Fixed Income Funds	27.93%
International Equity Funds	14.22%
International Fixed Income Fund	7.97%
Total Value of Securities	100.10%
Liabilities Net of Receivables and Other Assets	(0.10%)
Total Net Assets	100.00%

LVIP American Growth Allocation Fund

Security Type/Sector	Percentage of Net Assets
Unaffiliated Investment Companies	100.05%
Asset Allocation Fund	16.93%
Equity Funds	33.96%
Fixed Income Funds	19.91%
International Equity Funds	23.29%
International Fixed Income Fund	5.96%
Total Value of Securities	100.05%
Liabilities Net of Receivables and Other Assets	(0.05%)
Total Net Assets	100.00%

LVIP American Income Allocation Fund

Security Type/Sector	Percentage of Net Assets
Unaffiliated Investment Companies	100.10%
Asset Allocation Fund	22.01%
Equity Funds	21.08%
Fixed Income Funds	43.98%
International Equity Fund	2.05%
International Fixed Income Fund	10.98%
Total Value of Securities	100.10%
Liabilities Net of Receivables and Other Assets	(0.10%)
Total Net Assets	100.00%

LVIP American Allocation Funds–6

LVIP American Balanced Allocation Fund

Statement of Net Assets

December 31, 2012

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENT COMPANIES–100.10%
Asset Allocation Fund–19.96%
¯American Funds®– Capital Income Builder	2,661,220	$140,352,766

		140,352,766

Equity Funds–30.02%
¯American Funds®– AMCAP Fund	970,084	21,089,631
Mutual Fund	989,868	28,062,768
†American Funds Insurance Series®– Blue Chip Income & Growth Fund	5,589,675	56,176,238
Growth Fund	580,781	35,369,536
Growth-Income Fund	1,830,237	70,427,529

		211,125,702

Fixed Income Funds–27.93%
¯American Funds®– Intermediate Bond Fund of America	509,922	7,016,521
†American Funds Insurance Series®– Bond Fund	9,931,100	112,122,123
High-Income Bond Fund	2,525,015	28,179,165
Mortgage Bond Fund	2,677,359	28,031,944
U.S. Government/AAA-Rated Securities Fund	1,649,523	21,031,416

		196,381,169

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENT COMPANIES (continued)
International Equity Funds–14.22%
†American Funds Insurance Series®– Global Growth Fund	1,506,797	$35,530,266
Global Small Capitalization Fund	1,429,929	28,827,373
International Fund	1,610,367	28,471,297
New World Fund	312,230	7,159,441

		99,988,377

International Fixed Income Fund–7.97%
†American Funds Insurance Series®– Global Bond Fund	4,547,078	56,020,002

		56,020,002

Total Unaffiliated Investment Companies (Cost $664,768,775)		703,868,016

TOTAL VALUE OF SECURITIES–100.10% (Cost $664,768,775)	703,868,016
«LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.10%)	(700,548)

NET ASSETS APPLICABLE TO 61,592,473 SHARES OUTSTANDING–100.00%	$703,167,468

NET ASSET VALUE–LVIP AMERICAN BALANCED ALLOCATION FUND STANDARD CLASS ($17,491,764 / 1,532,235 Shares)	$11.416

NET ASSET VALUE–LVIP AMERICAN BALANCED ALLOCATION FUND SERVICE CLASS ($685,675,704 / 60,060,238 Shares)	$11.416

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2012:
Shares of beneficial interest (unlimited authorization–no par)	$668,788,338
Undistributed net investment income	947,212
Accumulated net realized loss on investments	(5,667,323)
Net unrealized appreciation of investments	39,099,241

Total net assets	$703,167,468

¯	Class F-2 shares.
†	Class 1 shares.
«	Of this amount, $613,624 represents payable for fund shares redeemed as of December 31, 2012.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Allocation Funds–7

LVIP American Growth Allocation Fund

Statement of Net Assets

December 31, 2012

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENT COMPANIES–100.05%
Asset Allocation Fund–16.93%
¯American Funds®– Capital Income Builder	2,096,030	$110,544,619

		110,544,619

Equity Funds–33.96%
¯American Funds®– AMCAP Fund	898,903	19,542,160
Mutual Fund	1,146,553	32,504,779
†American Funds Insurance Series®– Blue Chip Income & Growth Fund	6,474,323	65,066,945
Growth Fund	645,787	39,328,415
Growth-Income Fund	1,695,936	65,259,606

		221,701,905

Fixed Income Funds–19.91%
¯American Funds®– Intermediate Bond Fund of America	472,497	6,501,552
†American Funds Insurance Series®– Bond Fund	8,052,054	90,907,685
High-Income Bond Fund	1,170,092	13,058,222
Mortgage Bond Fund	620,363	6,495,197
U.S. Government/AAA-Rated Securities Fund	1,018,981	12,992,008

		129,954,664

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENT COMPANIES (continued)
International Equity Funds–23.29%
†American Funds Insurance Series®– Global Growth & Income Fund	1,246,974	$13,168,045
Global Growth Fund	1,675,438	39,506,817
Global Small Capitalization Fund	1,324,934	26,710,678
International Fund	3,357,342	59,357,814
New World Fund	578,614	13,267,612

		152,010,966

International Fixed Income Fund–5.96%
†American Funds Insurance Series®– Global Bond Fund	3,160,042	38,931,715

		38,931,715

Total Unaffiliated Investment Companies (Cost $613,599,922)		653,143,869

TOTAL VALUE OF SECURITIES–100.05% (Cost $613,599,922)	653,143,869
«LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.05%)	(330,188)

NET ASSETS APPLICABLE TO 56,632,949 SHARES OUTSTANDING–100.00%	$652,813,681

NET ASSET VALUE–LVIP AMERICAN GROWTH ALLOCATION FUND STANDARD CLASS ($10,649,151 / 923,946 Shares)	$11.526

NET ASSET VALUE–LVIP AMERICAN GROWTH ALLOCATION FUND SERVICE CLASS ($642,164,530 / 55,709,003 Shares)	$11.527

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2012:
Shares of beneficial interest (unlimited authorization–no par)	$618,023,355
Undistributed net investment income	351,496
Accumulated net realized loss on investments	(5,105,117)
Net unrealized appreciation of investments	39,543,947

Total net assets	$652,813,681

¯	Class F-2 shares.
†	Class 1 shares.
«	Of this amount, $176,461 represents payable for fund shares redeemed as of December 31, 2012.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Allocation Funds–8

LVIP American Income Allocation Fund

Statement of Net Assets

December 31, 2012

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENT COMPANIES–100.10%
Asset Allocation Fund–22.01%
¯American Funds®– Capital Income Builder	841,088	$44,359,003

		44,359,003

Equity Funds–21.08%
¯American Funds®– AMCAP Fund	185,823	4,039,790
Mutual Fund	213,311	6,047,371
†American Funds Insurance Series®– Blue Chip Income & Growth Fund	1,003,819	10,088,377
Growth Fund	166,878	10,162,896
Growth-Income Fund	315,532	12,141,683

		42,480,117

Fixed Income Funds–43.98%
¯American Funds®– Intermediate Bond Fund of America	293,013	4,031,856
†American Funds Insurance Series®– Bond Fund	4,458,835	50,340,247

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENT COMPANIES (continued)
Fixed Income Funds (continued)
High-Income Bond Fund	725,647	$8,098,223
Mortgage Bond Fund	961,397	10,065,831
U.S. Government/AAA-Rated
Securities Fund	1,263,794	16,113,378

		88,649,535

International Equity Fund–2.05%
†American Funds Insurance Series®– Global Small Capitalization Fund	205,442	4,141,708

		4,141,708

International Fixed Income Fund–10.98%
†American Funds Insurance Series®– Global Bond Fund	1,796,368	22,131,248

		22,131,248

Total Unaffiliated Investment Companies (Cost $193,463,313)		201,761,611

TOTAL VALUE OF SECURITIES–100.10% (Cost $193,463,313)	201,761,611
«LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.10%)	(211,137)

NET ASSETS APPLICABLE TO 17,984,506 SHARES OUTSTANDING–100.00%	$201,550,474

NET ASSET VALUE–LVIP AMERICAN INCOME ALLOCATION FUND STANDARD CLASS ($5,799,582 / 517,471 Shares)	$11.208

NET ASSET VALUE–LVIP AMERICAN INCOME ALLOCATION FUND SERVICE CLASS ($195,750,892 / 17,467,035 Shares)	$11.207

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2012:
Shares of beneficial interest (unlimited authorization–no par)	$193,495,830
Undistributed net investment income	319,092
Accumulated net realized loss on investments	(562,746)
Net unrealized appreciation of investments	8,298,298

Total net assets	$201,550,474

¯	Class F-2 shares.
†	Class 1 shares.
«	Of this amount, $143,301 represents payable for fund shares redeemed as of December 31, 2012.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Allocation Funds–9

LVIP American Allocation Funds

Statements of Operations

Year Ended December 31, 2012

	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
INVESTMENT INCOME:
Dividends from unaffiliated investment companies	$16,760,403	$14,531,934	$4,987,175

EXPENSES:
Distribution fees-Service Class	2,197,573	2,029,623	607,710
Management fees	1,605,771	1,476,026	445,762
Accounting and administration expenses	107,877	102,961	63,917
Professional fees	30,406	29,242	20,812
Reports and statements to shareholders	30,271	25,518	16,621
Trustees’ fees	13,136	12,668	3,703
Custodian fees	12,075	11,427	5,844
Pricing fees	480	440	133
Other	11,854	11,627	5,468

	4,009,443	3,699,532	1,169,970
Less expenses waived/reimbursed	(509,654)	(449,106)	(145,571)

Total operating expenses	3,499,789	3,250,426	1,024,399

NET INVESTMENT INCOME	13,260,614	11,281,508	3,962,776

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Distributions from unaffiliated investment companies	2,438,439	1,730,215	1,047,909
Sale of investments in unaffiliated investment companies	(2,551,365)	(1,283,935)	(125,590)

Net realized gain (loss)	(112,926)	446,280	922,319
Net change in unrealized appreciation (depreciation) of investments	49,743,712	54,840,184	8,539,242

NET REALIZED AND UNREALIZED GAIN	49,630,786	55,286,464	9,461,561

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$62,891,400	$66,567,972	$13,424,337

See accompanying notes, which are an integral part of the financial statements.

LVIP American Allocation Funds–10

LVIP American Allocation Funds

Statements of Changes in Net Assets

	LVIP American Balanced Allocation Fund		LVIP American Growth Allocation Fund		LVIP American Income Allocation Fund
	Year Ended		Year Ended		Year Ended
	12/31/12	12/31/11	12/31/12	12/31/11	12/31/12	12/31/11
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$13,260,614	$7,330,773	$11,281,508	$7,462,892	$3,962,776	$2,032,038
Net realized gain (loss)	(112,926)	(2,368,367)	446,280	(3,389,372)	922,319	(300,611)
Net change in unrealized appreciation (depreciation)	49,743,712	(10,752,059)	54,840,184	(15,433,141)	8,539,242	(305,912)

Net increase (decrease) in net assets resulting from operations	62,891,400	(5,789,653)	66,567,972	(11,359,621)	13,424,337	1,425,515

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(480,744)	(68,132)	(297,052)	(40,827)	(178,050)	(18,391)
Service Class	(17,634,785)	(1,020,578)	(15,666,989)	(856,905)	(5,570,719)	(238,685)
Net realized gain:
Standard Class	(12,026)	(6)	(4,660)	(4)	(3,509)	(5)
Service Class	(516,347)	(285)	(276,439)	(305)	(124,059)	(239)

	(18,643,902)	(1,089,001)	(16,245,140)	(898,041)	(5,876,337)	(257,320)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	9,926,785	13,916,036	3,832,972	10,924,095	3,537,076	3,900,746
Service Class	278,630,568	506,873,816	215,715,484	484,783,571	97,661,312	139,558,057
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	492,770	68,138	301,712	40,831	181,559	18,396
Service Class	18,151,132	1,020,863	15,943,428	857,210	5,694,778	238,924

	307,201,255	521,878,853	235,793,596	496,605,707	107,074,725	143,716,123

Cost of shares repurchased:
Standard Class	(4,018,307)	(4,438,078)	(2,692,951)	(2,450,226)	(1,060,184)	(1,058,718)
Service Class	(114,221,723)	(78,035,814)	(89,286,046)	(55,460,387)	(45,825,364)	(28,222,706)

	(118,240,030)	(82,473,892)	(91,978,997)	(57,910,613)	(46,885,548)	(29,281,424)

Increase in net assets derived from capital share transactions	188,961,225	439,404,961	143,814,599	438,695,094	60,189,177	114,434,699

NET INCREASE IN NET ASSETS	233,208,723	432,526,307	194,137,431	426,437,432	67,737,177	115,602,894
NET ASSETS:
Beginning of year	469,958,745	37,432,438	458,676,250	32,238,818	133,813,297	18,210,403

End of year	$703,167,468	$469,958,745	$652,813,681	$458,676,250	$201,550,474	$133,813,297

Undistributed net investment income	$947,212	$7,482,347	$351,496	$7,488,160	$319,092	$2,240,715

See accompanying notes, which are an integral part of the financial statements.

LVIP American Allocation Funds–11

LVIP American Balanced Allocation Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP American Balanced Allocation Fund Standard Class
	Year Ended		8/2/10[1] to
	12/31/12	12/31/11	12/31/10
Net asset value, beginning of period	$10.545	$10.659	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.270	0.336	0.691
Net realized and unrealized gain (loss)	0.947	(0.369)	(0.032)

Total from investment operations	1.217	(0.033)	0.659

Less dividends and distributions from:
Net investment income	(0.337)	(0.081)	—
Net realized gain	(0.009)	— [3]	—

Total dividends and distributions	(0.346)	(0.081)	—

Net asset value, end of period	$11.416	$10.545	$10.659

Total return[4]	11.58%	(0.30% )	6.59%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$17,492	$10,124	$722
Ratio of expenses to average net assets[5]	0.20%	0.23%	0.30%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.28%	0.30%	2.54%
Ratio of net investment income to average net assets	2.40%	3.15%	15.74%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.32%	3.08%	13.50%
Portfolio turnover	24%	33%	0%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Net realized gain on investments distributions of $6 were made by the Fund’s Standard Class, which calculated to de minimus amounts of $0.000 per share.

[4]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Allocation Funds–12

LVIP American Balanced Allocation Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP American Balanced Allocation Fund Service Class
	Year Ended		8/2/10[1] to
	12/31/12	12/31/11	12/31/10
Net asset value, beginning of period	$10.549	$10.644	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.231	0.298	0.678
Net realized and unrealized gain (loss)	0.945	(0.366)	(0.034)

Total from investment operations	1.176	(0.068)	0.644

Less dividends and distributions from:
Net investment income	(0.300)	(0.027)	—
Net realized gain	(0.009)	— [3]	—

Total dividends and distributions	(0.309)	(0.027)	—

Net asset value, end of period	$11.416	$10.549	$10.644

Total return[4]	11.18%	(0.64% )	6.44%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$685,675	$459,835	$36,710
Ratio of expenses to average net assets[5]	0.55%	0.58%	0.65%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.63%	0.65%	2.89%
Ratio of net investment income to average net assets	2.05%	2.80%	15.39%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.97%	2.73%	13.15%
Portfolio turnover	24%	33%	0%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Net realized gain on investments distributions of $285 were made by the Fund’s Service Class, which calculated to de minimus amounts of $0.000 per share.

[4]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Allocation Funds–13

LVIP American Growth Allocation Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP American Growth Allocation Fund Standard Class
	Year Ended		8/2/10[1] to
	12/31/12	12/31/11	12/31/10
Net asset value, beginning of period	$10.485	$10.763	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.253	0.335	0.671
Net realized and unrealized gain (loss)	1.120	(0.536)	0.092

Total from investment operations	1.373	(0.201)	0.763

Less dividends and distributions from:
Net investment income	(0.327)	(0.077)	—
Net realized gain	(0.005)	— [3]	—

Total dividends and distributions	(0.332)	(0.077)	—

Net asset value, end of period	$11.526	$10.485	$10.763

Total return[4]	13.15%	(1.87% )	7.63%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$10,649	$8,324	$24
Ratio of expenses to average net assets[5]	0.21%	0.23%	0.30%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.29%	0.30%	3.01%
Ratio of net investment income to average net assets	2.25%	3.14%	15.53%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.17%	3.07%	12.82%
Portfolio turnover	18%	26%	1%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Net realized gain on investments distributions of $4 were made by the Fund’s Standard Class, which calculated to de minimus amounts of $0.000 per share.

[4]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Allocation Funds–14

LVIP American Growth Allocation Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP American Growth Allocation Fund Service Class
	Year Ended		8/2/10[1] to
	12/31/12	12/31/11	12/31/10
Net asset value, beginning of period	$10.490	$10.749	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.214	0.297	0.675
Net realized and unrealized gain (loss)	1.118	(0.534)	0.074

Total from investment operations	1.332	(0.237)	0.749

Less dividends and distributions from:
Net investment income	(0.290)	(0.022)	—
Net realized gain	(0.005)	— [3]	—

Total dividends and distributions	(0.295)	(0.022)	—

Net asset value, end of period	$11.527	$10.490	$10.749

Total return[4]	12.74%	(2.20% )	7.49%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$642,165	$450,352	$32,215
Ratio of expenses to average net assets[5]	0.56%	0.58%	0.65%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.64%	0.65%	3.36%
Ratio of net investment income to average net assets	1.90%	2.79%	15.18%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.82%	2.72%	12.47%
Portfolio turnover	18%	26%	1%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Net realized gain on investments distributions of $305 were made by the Fund’s Service Class, which calculated to de minimus amounts of $0.000 per share.

[4]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Allocation Funds–15

LVIP American Income Allocation Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP American Income Allocation Fund Standard Class
	Year Ended		8/2/10[1] to
	12/31/12	12/31/11	12/31/10
Net asset value, beginning of period	$10.660	$10.440	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.286	0.347	0.431
Net realized and unrealized gain (loss)	0.635	(0.049)	0.009

Total from investment operations	0.921	0.298	0.440

Less dividends and distributions from:
Net investment income	(0.365)	(0.078)	—
Net realized gain	(0.008)	— [3]	—

Total dividends and distributions	(0.373)	(0.078)	—

Net asset value, end of period	$11.208	$10.660	$10.440

Total return[4]	8.66%	2.86%	4.40%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$5,799	$2,963	$75
Ratio of expenses to average net assets[5]	0.23%	0.27%	0.30%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.31%	0.38%	5.16%
Ratio of net investment income to average net assets	2.56%	3.27%	10.04%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.48%	3.16%	5.18%
Portfolio turnover	30%	41%	1%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Net realized gain on investments distributions of $5 were made by the Fund’s Standard Class, which calculated to de minimus amounts of $0.000 per share.

[4]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Allocation Funds–16

LVIP American Income Allocation Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP American Income Allocation Fund Service Class
	Year Ended		8/2/10[1] to
	12/31/12	12/31/11	12/31/10
Net asset value, beginning of period	$10.663	$10.426	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.247	0.309	0.420
Net realized and unrealized gain (loss)	0.633	(0.048)	0.006

Total from investment operations	0.880	0.261	0.426

Less dividends and distributions from:
Net investment income	(0.328)	(0.024)	—
Net realized gain	(0.008)	— [3]	—

Total dividends and distributions	(0.336)	(0.024)	—

Net asset value, end of period	$11.207	$10.663	$10.426

Total return[4]	8.27%	2.50%	4.26%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$195,751	$130,850	$18,135
Ratio of expenses to average net assets[5]	0.58%	0.62%	0.65%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.66%	0.73%	5.51%
Ratio of net investment income to average net assets	2.21%	2.92%	9.69%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.13%	2.81%	4.83%
Portfolio turnover	30%	41%	1%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Net realized gain on investments distributions of $239 were made by the Fund’s Service Class, which calculated to de minimus amounts of $0.000 per share.

[4]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Allocation Funds–17

LVIP American Allocation Funds

Notes to Financial Statements

December 31, 2012

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 66 series (Series). These financial statements and the related notes pertain to the LVIP American Balanced Allocation Fund, LVIP American Growth Allocation Fund and LVIP American Income Allocation Fund (each, a Fund, or collectively, the Funds). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Funds are considered non-diversified under the Investment Company Act of 1940, as amended, and offer Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold each Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

Each Fund will invest a significant portion of its assets in the American Funds Insurance Series® funds and American Funds® retail funds (collectively, the Underlying Funds). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments.

The investment objective of the LVIP American Balanced Allocation Fund is to seek to have a balance between a high level of current income and growth of capital, with an emphasis on growth of capital.

The investment objective of the LVIP American Growth Allocation Fund is to seek to have a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.

The investment objective of the LVIP American Income Allocation Fund is to seek to have a high level of current income with some consideration given to growth of capital.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Funds.

Security Valuation–The value of the Funds’ investments in Underlying Funds is based on the published net asset value (NAV) of an Underlying Fund computed as of the close of regular trading on the New York Stock Exchange (NYSE) on days when the NYSE is open. Determination of the Underlying Funds’ NAVs is the responsibility of the Underlying Funds and not the Funds. Securities of each Underlying Fund are valued under the valuation policy of the Underlying Funds. For information regarding the determination of NAV of each Underlying Fund, see the Underlying Funds’ prospectuses and statements of additional information.

Federal Income Taxes–No provision for federal income taxes has been made as each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed each Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2010–December 31, 2012), and has concluded that no provision for federal income tax is required in the Funds’ financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date. The Funds declare and distribute dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Funds may receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2012.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (LIAC) is a registered investment advisor and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of each Fund’s investment portfolio and provides certain

LVIP American Allocation Funds–18

LVIP American Allocation Funds

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

administrative services to each Fund. For its services, LIAC receives a management fee at an annual rate of 0.25% of the average daily net assets of the Funds. The fee is in addition to the management fee indirectly paid to the investment advisors of the Underlying Funds. LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.05% of average daily net assets of each Fund. This agreement will continue at least through April 30, 2013, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (Board) and LIAC.

Prior to September 30, 2012, LIAC had contractually agreed to reimburse the LVIP American Income Allocation Fund to the extent that the Fund’s annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.30% of average daily net assets for the Standard Class (and 0.65% for the Service Class). Prior to May 1, 2012, LIAC had contractually agreed to reimburse the LVIP American Balanced Allocation Fund and the LVIP American Growth Allocation Fund to the extent that the Funds’ annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.30% of average daily net assets for the Standard Class (and 0.65% for the Service Class).

LIAC has retained Wilshire Associates Incorporated (Wilshire) to provide consulting services relating to the Funds’ asset allocation. LIAC pays Wilshire’s consulting fees out of LAIC’s advisory fees. Wilshire has no advisory authority in relation to the Funds.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Funds. For these services, the Funds paid Lincoln Life a fee at an annual rate of 0.008% of the average daily net assets of the Funds and reimbursed Lincoln Life for the cost of internal legal services. For the year ended December 31, 2012, fees for these administrative and legal services amounted as follows:

	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
Administration fees	$51,385	$47,233	$14,264
Legal fees	5,622	5,210	1,557

Beginning January 1, 2013, the Trust will reimburse Lincoln Life for the cost of administrative and internal legal services.

Lincoln Life also performs daily trading operations. For the year ended December 31, 2012, each fund reimbursed Lincoln Life for the cost of these services as follows:

	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
Trading operations fees	$3,871	$3,518	$1,096

Pursuant to a distribution and service plan, the Funds are authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently 0.35% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Board. No distribution expenses are paid by Standard Class shares.

In addition to the management fees and other expenses reflected on the Statements of Operations, the Funds indirectly bear the investment management fees and other expenses of the Underlying Funds in which they invest. Because each of the Underlying Funds has varied expense and fee levels, and the Funds may own different amounts of shares of these funds at different times, the amount of fees and expenses incurred indirectly will vary.

At December 31, 2012, the Funds had liabilities payable to affiliates as follows:

	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
Management fees payable to LIAC	$102,047	$95,423	$29,258
Distribution fees payable to LFD	202,661	188,742	58,227

LVIP American Allocation Funds–19

LVIP American Allocation Funds

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

The Funds operate as a “fund of funds” structure in reliance on an SEC exemptive order (Release No. 29196). One of the conditions of the order requires that LIAC waives fees otherwise payable to it by a Fund of Fund in an amount at least equal to any compensation received by LIAC and its affiliates from an unaffiliated underlying fund, other than advisory fees (if any) paid to LIAC and its affiliates for managing an unaffiliated underlying fund. For the fiscal year ended December 31, 2012, LIAC waived the following amounts:

	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
Underlying Funds class share waiver	$188,500	$153,901	$56,419

Certain officers and trustees of the Funds are also officers or directors of the Companies and receive no compensation from the Funds. The Funds pay the compensation of unaffiliated trustees.

3. Investments

For the year ended December 31, 2012, each Fund made purchases and sales of investment securities other than short-term investments as follows:

	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
Purchases	$339,068,540	$249,328,516	$114,675,251
Sales	152,183,794	107,595,317	54,055,846

At December 31, 2012, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
Cost of investments	$668,558,601	$618,056,255	$194,377,379

Aggregate unrealized appreciation	$39,420,731	$39,612,523	$8,298,298
Aggregate unrealized depreciation	(4,111,316)	(4,524,909)	(914,066)

Net unrealized appreciation	$35,309,415	$35,087,614	$7,384,232

U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including each Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of each Fund’s investments by fair value hierarchy levels as of December 31, 2012:

Level 1	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
Investment Companies	$703,868,016	$653,143,869	$201,761,611

There were no Level 3 investments at the beginning or end of the year.

LVIP American Allocation Funds–20

LVIP American Allocation Funds

Notes to Financial Statements (continued)

3. Investments (continued)

During the year ended December 31, 2012, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Funds’ policy is to recognize transfers between levels at the beginning of the reporting period.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2012 and 2011 was as follows:

	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
Year Ended December 31, 2012:
Ordinary income	$18,420,268	$16,045,825	$5,773,463
Long-term capital gains	223,634	199,315	102,874

Total	$18,643,902	$16,245,140	$5,876,337

Year Ended December 31, 2011:
Ordinary income	$1,089,001	$898,041	$257,320

In addition, the Funds declared the following ordinary income consent dividends for the year ended December 31, 2011. Such amount has been deemed paid and contributed to the Funds as additional paid-in capital.

	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
Ordinary income	$3,368,021	$3,624,702	$804,471

5. Components of Net Assets on a Tax Basis

As of December 31, 2012, the components of net assets on a tax basis were as follows:

	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
Shares of beneficial interest	$668,788,338	$618,023,355	$193,495,830
Undistributed ordinary income	947,212	351,496	319,092
Undistributed long-term capital gains	—	—	351,320
Accumulated capital & other losses	(1,877,497)	(648,784)	—
Unrealized appreciation	35,309,415	35,087,614	7,384,232

Net assets	$703,167,468	$652,813,681	$201,550,474

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of distributions received from the Underlying Funds and consent dividends. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2012, the Funds recorded the following reclassifications:

	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
Undistributed net investment income	$(1,680,220)	$(2,454,131)	$(135,630)
Accumulated net realized loss	(1,687,801)	(1,170,571)	(668,841)
Paid-in capital	3,368,021	3,624,702	804,471

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. The provisions of the Act were effective for the Funds’ calendar year ended December 31, 2011. The Act provides for the unlimited carryover of future capital losses; however, there may be a greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryovers, if any, may expire without being utilized due to the fact that post-enactment capital losses get utilized, before pre-enactment capital loss carryovers. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss, whereas before the Act, capital losses carried forward were treated as short-term.

LVIP American Allocation Funds–21

LVIP American Allocation Funds

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis (continued)

Losses incured that will be carried forward under the Act are as follows:

Loss carryforward character:	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
Short-term	$1,360,294	$626,586	$—
Long-term	447,017	—	—

Total	$1,807,311	$626,586	$—

6. Capital Shares

Transactions in capital shares were as follows:

	LVIP American Balanced Allocation Fund		LVIP American Growth Allocation Fund		LVIP American Income Allocation Fund
	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/12	Year Ended 2/31/11	Year Ended 2/31/12	Year Ended 12/31/11
Shares sold:
Standard Class	888,254	1,299,645	343,133	1,012,856	317,468	368,723
Service Class	25,066,193	47,349,257	19,347,189	45,007,921	8,803,638	13,181,658
Shares issued upon reinvestment of dividends and distributions:
Standard Class	43,490	6,500	26,471	3,912	16,216	1,738
Service Class	1,601,380	97,437	1,398,585	82,110	508,519	22,637

	27,599,317	48,752,839	21,115,378	46,106,799	9,645,841	13,574,756

Shares repurchased:
Standard Class	(359,552)	(413,840)	(239,579)	(225,103)	(94,173)	(99,735)
Service Class	(10,198,811)	(7,304,020)	(7,969,861)	(5,153,892)	(4,116,785)	(2,672,066)

	(10,558,363)	(7,717,860)	(8,209,440)	(5,378,995)	(4,210,958)	(2,771,801)

Net increase	17,040,954	41,034,979	12,905,938	40,727,804	5,434,883	10,802,955

7. Contractual Obligations

The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of material loss to be remote.

8. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Funds’ financial statements.

LVIP American Allocation Funds–22

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP American Allocation Funds

We have audited the accompanying statements of net assets of the LVIP American Balanced Allocation Fund, LVIP American Growth Allocation Fund and LVIP American Income Allocation Fund (three of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2012 and the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP American Balanced Allocation Fund, LVIP American Growth Allocation Fund and LVIP American Income Allocation Fund of the Lincoln Variable Insurance Products Trust at December 31, 2012, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

February 18, 2013

Philadelphia, Pennsylvania

LVIP American Allocation Funds–23

LVIP American Allocation Funds

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2012, the Funds designate distributions paid during the year as follows:

	(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Total Distributions (Tax Basis)	Total Distributions (Tax Basis)
LVIP American Balanced Allocation Fund	1.20%	98.80%	100.00%
LVIP American Growth Allocation Fund	1.23%	98.77%	100.00%
LVIP American Income Allocation Fund	1.75%	98.25%	100.00%

(A) and (B) are based on a percentage of the Funds’ total distributions.

Approval of Investment Management Agreement

On August 29 and September 10, 2012, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “LVIP Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the LVIP Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal or approval of the sub-advisory agreement with various sub-advisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the LVIP Trust (each a “Fund”).

The trustees who are not “interested persons” of the LVIP Trust (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and the sub-advisers prior to the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also received information about the Funds throughout the year in connection with the regular quarterly Board meetings from LIAC and, as applicable, the various portfolio management teams providing services to the Funds.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, LVIP Trust officers and Lincoln Life and LIAC employees to consider the renewal of the Advisory Agreements. In considering the renewal or approval of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered, among others, the factors listed below and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed or approved and accordingly, recommended to the Board of Trustees the renewal or approval of the Advisory Agreements.

Approval of Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Independent Trustees considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel, resources and compliance. The Independent Trustees reviewed the services provided by LIAC in serving as investment adviser, the personnel providing the investment management services and compliance staff, regulatory and compliance matters. The Independent Trustees also considered that certain Lincoln Life personnel would continue to provide services to the Funds on behalf of LIAC and that Lincoln Life provided administrative services to the Funds under a separate administration agreement. Based on this information, the Independent Trustees concluded that the services provided by LIAC were satisfactory.

The Independent Trustees reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2012, for each Fund compared to the average performance of a performance universe of funds in a Lipper category underlying variable insurance products (“performance group”) and a benchmark index.

The Independent Trustees reviewed each Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Lipper expense peer group for each Fund. The Independent Trustees considered that management fees as reported by Lipper include separate administrative and accounting fees for the Funds as well as the funds in the expense group, to the extent the expense group funds pay separate administrative and accounting fees. For each Fund, the expense peer group consists of the subject Fund and other funds in a Lipper category underlying variable insurance products, as classified by Lipper (“expense group”).

The Independent Trustees considered the nature, extent and quality of services provided by LIAC under the investment management agreement. The Independent Trustees reviewed the services provided by LIAC and the background of the investment professionals servicing the Funds.

LVIP American Allocation Funds–24

LVIP American Allocation Funds

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement with LIAC (continued)

They also reviewed information provided regarding the structure of portfolio manager compensation, soft dollar usage, risk management and compliance and regulatory matters.

The Independent Trustees reviewed the LVIP American Balanced Allocation Fund’s return compared to the average return of the Lipper performance group of mixed-asset target allocation moderate funds and a blended index. The Independent Trustees noted that the Fund’s return was slightly above the average of the Lipper performance group and below the benchmark index for the one year period. The Independent Trustees considered that LIAC would continue to closely monitor performance. The Independent Trustees concluded that the services provided by LIAC were satisfactory.

The Independent Trustees reviewed the LVIP American Growth Allocation Fund’s return compared to the average return of the Lipper performance group of mixed-asset target allocation growth funds and a blended index. The Independent Trustees noted that the Fund’s return was above the average of the Lipper performance group and below the benchmark index for the one year period. The Independent Trustees concluded that the services provided by LIAC were satisfactory.

The Independent Trustees reviewed the LVIP American Income Allocation Fund’s return compared to the average return of a Lipper performance group of mixed-asset target allocation conservative funds and a blended index. The Independent Trustees noted that the Fund’s return was above the average of the Lipper performance group and below the benchmark index for the one year period. The Independent Trustees concluded that the services provided by LIAC were satisfactory.

The Independent Trustees considered that LIAC had implemented an advisory fee waiver for each of the Funds through April 30, 2013. The Independent Trustees noted that the investment management fees for each Fund giving effect to the advisory fee waiver were higher than the average investment management fee of the respective Lipper expense group. The Independent Trustees considered that total expenses including acquired fund fees and expenses (“AFFE”) for each Fund were below the average total expenses including AFFE of the Fund’s respective Lipper expense group. On the basis of the information provided, the Independent Trustees concluded that each Fund’s investment management fee, coupled with the applicable advisory fee waiver, was reasonable in light of the nature, quality and extent of services provided by LIAC.

The Independent Trustees considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Independent Trustees considered that LIAC had implemented an advisory fee waiver for each Fund and concluded that economies of scale were appropriately shared with investors.

The Independent Trustees also reviewed the profitability analysis to LIAC and its affiliates with respect to each Fund individually and the Funds group overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Independent Trustees reviewed materials provided by LIAC and Lincoln as to any such benefits. Lincoln Insurance Companies receive and retain 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Independent Trustees also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from Lincoln Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates may benefit from economies of scale with the Funds when it bargains together with the Funds for certain services. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Funds, and subsequently received premiums will be allocated to the Funds as received.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Independent Trustees determined that the terms of the investment management agreement for the Funds continues to be fair and reasonable, and that the continuation of the agreement is in the best interests of each Fund and recommended the renewal of the investment management agreement to the Board of Trustees.

LVIP American Allocation Funds–25

Officer/Trustee Information for Lincoln VIP Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Fidelity Investments	71	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	71	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Retired; Formerly, Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	71	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	71	N/A
Gary D. Lemon, PH.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly, Advisory Trustee since November 2004	Joseph Percival Allen III University Professor, James W. Emerson Director of the Robert C. McDermond Center for Management and Entrepreneurship, Professor of Economics and Management, DePauw University	71	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C.	71	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; Formerly, President Emeritus, Indiana Health Association; Formerly, President, Indiana Hospital & Health Association	71	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC.	71	N/A
Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since June 2011	Senior Vice President and Treasurer, Lincoln National Corporation; Formerly, Senior Vice President, Head of Insurance & Retirement Solutions Financial Management	N/A	N/A

LVIP American Allocation Funds–26

Officer/Trustee Information for Lincoln VIP Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Jill R. Whitelaw, Esq.[1] Radnor Financial Center, 150 N. Radnor Chestor Rd, Radnor, PA 19087 YOB: 1963	Vice President, Secretary, and Chief Legal Officer	Vice President, Secretary, and Chief Legal Officer since December 2012; Formerly, Secretary and Chief Legal Officer since June 2011	Vice President and Chief Counsel - Fund Management, The Lincoln National Life Insurance Company; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corp.; Formerly, Of Counsel - Montgomery, McCracken, Walker & Rhoades; Director - Merrill Lynch, Pierce, Fenner & Smith	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, Director of Funds Management, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A
Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Vice President since December 2012	Vice President, The Lincoln National Life Insurance Company	N/A	N/A
Blake W. Martin[1] Radnor Financial Center, 150 N. Radnor Chester Rd, Radnor, PA 19087 YOB: 1956	Vice President	Vice President since December 2012	Vice President and Head of Corporate Tax, Lincoln National Corporation; Formerly, Independent Consultant and Managing Director at Smart Business Advisory and Consulting, LLC.	N/A	N/A
John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President since June 2011 and Chief Compliance Officer since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A
David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011	Vice President, Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly, Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund	N/A	N/A

LVIP American Allocation Funds–27

Officer/Trustee Information for Lincoln VIP Trust (unaudited) (continued)

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*	The Trust Complex is comprised of the 66 Series of the Lincoln Variable Insurance Products Trust and the 5 Series of the Lincoln Advisors Trust.

[1]

All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940, by reason of their being officers of Lincoln Investment Advisors Corporation.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (4546265).

For a free copy of the Fund proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP American Allocation Funds–28

LVIP American Funds

LVIP American Funds

LVIP American Global Growth Fund

LVIP American Global Small Capitalization Fund

LVIP American Growth Fund

LVIP American Growth-Income Fund

LVIP American International Fund

each a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2012

LVIP American Funds

The 2012 Annual Report for the American Funds Insurance Series (AFIS) will be mailed separately to all Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York policyholders and variable annuity contract owners with allocations to the LVIP American Global Growth Fund, LVIP American Global Small Capitalization Fund, LVIP American Growth Fund, LVIP American Growth-Income Fund and LVIP American International Fund (LVIP). For those policyholders and contract owners, the AFIS Annual Report should be read in conjunction with the LVIP Annual Report included herin.

LVIP American Global Growth Fund

2012 Annual Report Commentary (unaudited)

Advised by:

The Fund returned 22.11% (Service Class II shares with distributions reinvested) for the fiscal year ended December 31, 2012, while its benchmark, the MSCI World Index*, returned 16.13%. The LVIP American Global Growth Fund invests all of its assets in Class I shares of the Global Growth FundSM (Master Fund), a series of the American Funds Insurance Series®. The discussion that follows relates to the Master Fund.

Investors set aside concerns about the ongoing problems in Europe, slowing growth in China, the U.S. fiscal cliff and political transitions to lift most major markets to significant gains in 2012. The Fund’s best results came from holdings in the financials sector, particularly insurance and diversified financial services companies. Consumer discretionary holdings benefited from growing consumer confidence and an improved housing market, while beverage companies in the consumer staples sector also did well. In health care, holdings in biotechnology and pharmaceutical companies were strong.

An excess supply of oil and raw materials drove down prices, hurting some of the Fund’s holdings in the energy sector.

While the global outlook remains uncertain, the Fund’s portfolio counselors continue to find attractive investment opportunities.

Capital Research and Management CompanySM

(Investment Adviser to the Master Fund)

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 7/1/10 through 12/31/12

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP American Global Growth Fund Service Class II shares on 7/1/10 (commencement of operations). As the chart shows, by December 31, 2012, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $13,810. For comparison, look at how the MSCI World Index did over the same period. The same $10,000 investment would have increased to $13,376. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

Average annual total returns on investment	Ended 12/31/12

Service Class II Shares
One Year	+22.11%
Inception (7/1/10)	+13.74%

*	The MSCI World Index is a free float-adjusted market capitalization weighted index that measures equity market performance of development markets. The index consists of more than 20 developed-market country indexes, including the United States.

LVIP American Funds–1

LVIP American Global Small Capitalization Fund

2012 Annual Report Commentary (unaudited) (continued)

Advised by:

The Fund returned 17.76% (Service Class II shares with distributions reinvested) for the fiscal year ended December 31, 2012, while its benchmark, the MSCI All Country World Small Cap Index*, returned 18.06%. The LVIP American Global Small Capitalization Fund invests all of its assets in Class I shares of the Global Small CapitalizationSM (Master Fund), a series of the American Funds Insurance Series®. The discussion that follows relates to the Master Fund.

Despite the cacophony of troubling macroeconomic news, the Fund’s portfolio counselors continued to focus on companies and their fundamentals and growth prospects. Strong stock selection among consumer discretionary holdings benefited the Fund the most, highlighted by the rise in stock price of two Hong Kong-domiciled companies that operate hotels and casinos in Macau, China, and by Lions Gate Entertainment. Other holdings that aided the Fund for the year were consumer staples, information technology, utilities and industrials companies.

Holdings of companies in the materials sector detracted from Fund results, as did net assets held in cash in a broadly positive year for equities. On a country basis, holdings of companies based in Hong Kong and the Philippines were additive, while holdings domiciled in Australia and the United Kingdom created a drag on results.

As macroeconomic worries persist and as we enter a potential slow-growth environment, the Fund’s portfolio counselors will continue to seek out companies with superior products that can prosper in every economic environment.

Capital Research and Management CompanySM

(Investment Adviser to the Master Fund)

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 7/1/10 through 12/31/12

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP American Global Small Capitalization Fund Service Class II shares on 7/1/10 (commencement of operations). As the chart shows, by December 31, 2012, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $12,186. For comparison, look at how the MSCI All Country World Small Cap Index did over the same period. The same $10,000 investment would have increased to $13,709. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

Average annual total returns on investment	Ended 12/31/12

Service Class II Shares
One Year	+17.76%
Inception (7/1/10)	+8.21%

*	The MSCI All Country World Small Cap Index (net dividends) is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of smaller capitalization companies in both developed and emerging markets.

LVIP American Funds–2

LVIP American Growth Fund

2012 Annual Report Commentary (unaudited) (continued)

Advised by:

The Fund returned 17.45% (Service Class II shares with distributions reinvested) for the fiscal year ended December 31, 2012, while its benchmark, the S&P 500® Index*, returned 16.00%. The LVIP American Growth Fund invests all of its assets in Class I shares of the Growth FundSM (Master Fund), as series of the American Funds Insurance Series®. This discussion that follows relates to the Master Fund.

After a strong start to the year, stocks faltered in April and May amid renewed concerns about the debt crisis in Europe and weaker economic data in the U.S. and China. A midyear rally resulted in substantial gains for most markets in the second half of 2012, though the U.S. was weak in the fourth quarter.

The health care sector continued to be one of the main contributors to the Fund’s results, with several biotechnology companies recording strong gains. Increasing consumer confidence helped lift companies in the consumer discretionary sector, including several of the Fund’s largest holdings. Information technology and financial holdings also contributed to results.

The Fund’s weakest sectors were materials and energy, which have experienced lower demand in recent months as economic growth has stalled in China and other key economies.

Outside the U.S., the Fund’s best results again came from holdings in Spain, India and the Netherlands. Holdings in Brazil and South Africa declined.

As global uncertainty persists, the Fund’s portfolio counselors continue to search for companies with good valuations and accelerating growth prospects.

Capital Research and Management CompanySM

(Investment Adviser to the Master Fund)

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 7/1/10 through 12/31/12

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP American Growth Fund Service Class II shares on 7/1/10 (commencement of operations). As the chart shows, by December 31, 2012, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $14,084. For comparison, look at how the S&P 500® Index did over the same period. The same $10,000 investment would have increased to $14,455. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

Average annual total returns on investment	Ended 12/31/12

Service Class II Shares
One Year	+17.45%
Inception (7/1/10)	+14.64%

*	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

LVIP American Funds–3

LVIP American Growth-Income Fund

2012 Annual Report Commentary (unaudited) (continued)

Advised by:

The Fund returned 17.04% (Service Class II shares with distributions reinvested) for the fiscal year ended December 31, 2012, while its benchmark, the S&P 500® Index*, returned 16.00%. The LVIP American Growth-Income Fund invests all of its assets in Class 1 shares of the Growth-Income FundSM (Master Fund), a series of the American Funds Insurance Series®. The discussion that follows relates to the Master Fund.

Growing consumer confidence and an improved housing market in the U.S. helped companies in the consumer discretionary sector, which had the Fund’s best returns. Stock selection was a key factor, with holdings in the media industry, particularly two cable TV companies, having the most impact.

Good stock selection also helped in other sectors, including health care — where several of the Fund’s investments in U.S. biotechnology companies were up more than 30% — telecommunication services and information technology.

The Fund’s weakest sector was energy, where companies were hurt by falling oil prices and lower demand. A relatively low weighting in financial companies also held back results. Because of ongoing macro concerns, the portfolio counselors held a sizable portion of assets in cash. This cautionary measure helped the Fund when stocks declined in the second quarter, but proved a drag on the full-year return.

While problems in Europe, China and the U.S. persist, there have recently been encouraging developments. The Fund’s portfolio counselors remain confident that the Fund’s holdings can prosper over the long term.

Capital Research and Management CompanySM

(Investment Adviser to the Master Fund)

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 7/1/10 through 12/31/12

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP American Growth-Income Fund Service Class II shares on 7/1/10 (commencement of operations). As the chart shows, by December 31, 2012, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $14,030. For comparison, look at how the S&P 500® Index did over the same period. The same $10,000 investment would have increased to $14,455. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

Average annual total returns on investment	Ended 12/31/12

Service Class II Shares
One Year	+17.04%
Inception (7/1/10)	+14.46%

*	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

LVIP American Funds–4

LVIP American International Fund

2012 Annual Report Commentary (unaudited) (continued)

Advised by:

The Fund returned 17.45% (Service Class II shares with distributions reinvested) for the fiscal year ended December 31, 2012, while its benchmark, the MSCI ACWI (all Country World Index) ex USA, (net dividends)*, returned 16.83%. The LVIP American International Fund invests all of its assets in Class 1 shares of the International FundSM (Master Fund), a series of the American Funds Insurance Series®. The discussion that follows relates to the Master Fund.

Despite the challenging year in which Europe faced possible long-term stagnation, China recorded slower gross domestic product (GDP) growth, the U.S. had stubbornly high unemployment rates and Japan fell deeper into recession, global stock markets still managed strong gains.

Companies based in Germany, such as Bayer, BMW and Daimler, continued their strong results. As well, some European industrial companies, including Assa Abloy and Bureau Veritas, contributed to the Fund. Mindray, a China-based medical equipment manufacturer, also buoyed results. The Fund’s cash holdings and lower concentration of financial stocks were detractors.

The macroeconomic outlook is somewhat brighter than a year ago given the signs of recovery and less political uncertainty now that elections in the U.S., China and France are decided. It is possible, however, that some of this positive sentiment may be reflected in the recent strong equity returns. No matter the macroeconomic backdrop, the Fund’s portfolio counselors will continue to seek well-managed companies at attractive valuations.

Capital Research and Management CompanySM

(Investment Adviser to the Master Fund)

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 7/1/10 through 12/31/12

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP American International Fund Service Class II shares on 7/1/10 (commencement of operations). As the chart shows, by December 31, 2012, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $12,433. For comparison, look at how the MSCI ACWI ex USA Index did over the same period. The same $10,000 investment would have increased to $12,551. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

Average annual total returns on investment	Ended 12/31/12

Service Class II Shares
One Year	+17.45%
Inception (7/1/10)	+9.08%

*	The MSCI ACWI (all Country World Index) ex USA (net dividends) is a free float-adjusted market capitalization weighted index that measures equity market performance in the global development and emerging markets, excluding the United States. The index consists of more than 40 developed- and emerging-market country indexes.

LVIP American Funds–5

LVIP American Funds

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2012 to December 31, 2012

Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold each Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of a Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables do not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Expense Analyses are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analyses are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2012 to December 31, 2012.

Actual Expenses

The first section of the tables, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the tables, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. The Funds do not charge transaction fees, such as sales charges (loads) redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Funds’ actual expenses shown in the tables reflect fee waivers in effect.

LVIP American Global Growth Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Annualized Expense Ratio	Expenses Paid During Period 7/1/12 to 12/31/12*
Actual
Service Class II Shares	$1,000.00	$1,123.00	0.65%	$3.47
Hypothetical (5% return before expenses)
Service Class II Shares	$1,000.00	$1,021.87	0.65%	$3.30

LVIP American Global Small Capitalization Fund Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Annualized Expense Ratio	Expenses Paid During Period 7/1/12 to 12/31/12*
Actual
Service Class II Shares	$1,000.00	$1,110.50	0.65%	$3.45
Hypothetical (5% return before expenses)
Service Class II Shares	$1,000.00	$1,021.87	0.65%	$3.30

LVIP American Growth Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Annualized Expense Ratio	Expenses Paid During Period 7/1/12 to 12/31/12*
Actual
Service Class II Shares	$1,000.00	$1,087.60	0.65%	$3.41
Hypothetical (5% return before expenses)
Service Class II Shares	$1,000.00	$1,021.87	0.65%	$3.30

LVIP American Funds–6

LVIP American Funds

Disclosure

OF FUND EXPENSES (unaudited) (continued)

LVIP American Growth-Income Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Annualized Expense Ratio	Expenses Paid During Period 7/1/12 to 12/31/12*
Actual
Service Class II Shares	$1,000.00	$1,081.30	0.65%	$3.40
Hypothetical (5% return before expenses)
Service Class II Shares	$1,000.00	$1,021.87	0.65%	$3.30

LVIP American International Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Annualized Expense Ratio	Expenses Paid During Period 7/1/12 to 12/31/12*
Actual
Service Class II Shares	$1,000.00	$1,126.80	0.65%	$3.47
Hypothetical (5% return before expenses)
Service Class II Shares	$1,000.00	$1,021.87	0.65%	$3.30

*	“Expenses Paid During Period” are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Each Fund operates under a fund of funds structure. Each Fund invests substantially all of its assets in other mutual funds (Underlying Funds). In addition to the Funds’ expenses reflected above, the Funds also indirectly bear their portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an Investment in each table above does not reflect the expenses of the Underlying Funds.

LVIP American Funds–7

LVIP American Global Growth Fund

Statement of Net Assets

December 31, 2012

	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENT COMPANY–100.04%
International Equity Fund–100.04%
American Funds Insurance Series® – Global Growth Fund Class 1	2,299,466	$54,221,411

Total Unaffiliated Investment Company (Cost $48,715,522)		54,221,411

TOTAL VALUE OF SECURITIES–100.04% (Cost $48,715,522)		54,221,411
«LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.04%)		(22,069)

NET ASSETS APPLICABLE TO 3,964,358 SHARES OUTSTANDING–100.00%		$54,199,342

NET ASSET VALUE–LVIP AMERICAN GLOBAL GROWTH FUND SERVICE CLASS II ($54,199,342 / 3,964,358 Shares)		$13.672

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2012:
Shares of beneficial interest (unlimited authorization–no par)		$49,045,293
Accumulated net realized loss on investments		(351,840)
Net unrealized appreciation of investments		5,505,889

Total net assets		$54,199,342

«	Of this amount, $104,860 represents payable for fund shares redeemed as of December 31, 2012.

The LVIP American Global Growth Fund (Fund) invests substantially all of its assets in Class 1 shares of the Global Growth Fund, a series of the American Funds Insurance Series® (Underlying Fund) (See Note 1 in Notes to Financial Statements). The Fund has an investment objective that is consistent with its corresponding Underlying Fund. The financial statements of the Underlying Fund, including the Schedule of Investments, are provided separately and should be read in conjunction with the Fund’s financial statements.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Funds–8

LVIP American Global Small Capitalization Fund

Statement of Net Assets

December 31, 2012

	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENT COMPANY–100.04%
International Equity Fund–100.04%
American Funds Insurance Series® – Global Small Capitalization Fund Class 1	2,654,639	$53,517,522

Total Unaffiliated Investment Company (Cost $52,063,062)		53,517,522

TOTAL VALUE OF SECURITIES–100.04% (Cost $52,063,062)		53,517,522
«LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.04%)		(20,429)

NET ASSETS APPLICABLE TO 4,454,562 SHARES OUTSTANDING–100.00%		$53,497,093

NET ASSET VALUE–LVIP AMERICAN GLOBAL SMALL CAPITALIZATION FUND SERVICE CLASS II ($53,497,093 / 4,454,562 Shares)		$12.010

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2012:
Shares of beneficial interest (unlimited authorization–no par)		$52,733,630
Undistributed net investment income		59,986
Accumulated net realized loss on investments		(750,983)
Net unrealized appreciation of investments		1,454,460

Total net assets		$53,497,093

«	Of this amount, $69,609 represents payable for fund shares redeemed as of December 31, 2012.

The LVIP American Global Small Capitalization Fund (Fund) invests substantially all of its assets in Class 1 shares of the Global Small Capitalization Fund, a series of the American Funds Insurance Series® (Underlying Fund) (See Note 1 in Notes to Financial Statements). The Fund has an investment objective that is consistent with its corresponding Underlying Fund. The financial statements of the Underlying Fund, including the Schedule of Investments, are provided separately and should be read in conjunction with the Fund’s financial statements.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Funds–9

LVIP American Growth Fund

Statement of Net Assets

December 31, 2012

	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENT COMPANY–100.05%
Equity Fund–100.05%
American Funds Insurance Series® – Growth Fund Class 1	3,469,988	$211,322,296

Total Unaffiliated Investment Company (Cost $191,347,539)		211,322,296

TOTAL VALUE OF SECURITIES–100.05% (Cost $191,347,539)		211,322,296
«LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.05%)		(104,959)

NET ASSETS APPLICABLE TO 15,035,522 SHARES OUTSTANDING–100.00%		$211,217,337

NET ASSET VALUE–LVIP AMERICAN GROWTH FUND SERVICE CLASS II ($211,217,337 / 15,035,522 Shares)		$14.048

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2012:
Shares of beneficial interest (unlimited authorization–no par)		$191,560,106
Undistributed net investment income		507,680
Accumulated net realized loss on investments		(825,206)
Net unrealized appreciation of investments		19,974,757

Total net assets		$211,217,337

«	Of this amount, $67,581 represents payable for fund shares redeemed as of December 31, 2012.

The LVIP American Growth Fund (Fund) invests substantially all of its assets in Class 1 shares of the Growth Fund, a series of the American Funds Insurance Series® (Underlying Fund) (See Note 1 in Notes to Financial Statements). The Fund has an investment objective that is consistent with its corresponding Underlying Fund. The financial statements of the Underlying Fund, including the Schedule of Investments, are provided separately and should be read in conjunction with the Fund’s financial statements.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Funds–10

LVIP American Growth-Income Fund

Statement of Net Assets

December 31, 2012

	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENT COMPANY–100.05%
Equity Fund–100.05%
American Funds Insurance Series® – Growth-Income Fund Class 1	4,400,777	$169,341,903

Total Unaffiliated Investment Company (Cost $153,208,082)		169,341,903

TOTAL VALUE OF SECURITIES–100.05% (Cost $153,208,082)		169,341,903
«LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.05%)		(85,953)

NET ASSETS APPLICABLE TO 12,208,090 SHARES OUTSTANDING–100.00%		$169,255,950

NET ASSET VALUE–LVIP AMERICAN GROWTH-INCOME FUND SERVICE CLASS II ($169,255,950 / 12,208,090 Shares)		$13.864

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2012:
Shares of beneficial interest (unlimited authorization–no par)		$153,035,217
Undistributed net investment income		274,700
Accumulated net realized loss on investments		(187,788)
Net unrealized appreciation of investments		16,133,821

Total net assets		$169,255,950

«	Of this amount, $76,687 represents payable for fund shares redeemed as of December 31, 2012.

The LVIP American Growth-Income Fund (Fund) invests substantially all of its assets in Class 1 shares of the Growth-Income Fund, a series of the American Funds Insurance Series® (Underlying Fund) (See Note 1 in Notes to Financial Statements). The Fund has an investment objective that is consistent with its corresponding Underlying Fund. The financial statements of the Underlying Fund, including the Schedule of Investments, are provided separately and should be read in conjunction with the Fund’s financial statements.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Funds–11

LVIP American International Fund

Statement of Net Assets

December 31, 2012

	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENT COMPANY–100.05%
International Equity Fund–100.05%
American Funds Insurance Series® – International Fund Class 1	6,613,389	$116,924,719

Total Unaffiliated Investment Company (Cost $110,877,591)		116,924,719

TOTAL VALUE OF SECURITIES–100.05% (Cost $110,877,591)		116,924,719
«LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.05%)		(54,302)

NET ASSETS APPLICABLE TO 9,630,928 SHARES OUTSTANDING–100.00%		$116,870,417

NET ASSET VALUE–LVIP AMERICAN INTERNATIONAL FUND SERVICE CLASS II ($116,870,417 / 9,630,928 Shares)		$12.135

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2012:
Shares of beneficial interest (unlimited authorization–no par)		$112,122,539
Accumulated net realized loss on investments		(1,299,250)
Net unrealized appreciation of investments		6,047,128

Total net assets		$116,870,417

«	Of this amount, $446,142 represents payable for fund shares redeemed as of December 31, 2012.

The LVIP American International Fund (Fund) invests substantially all of its assets in Class 1 shares of the International Fund, a series of the American Funds Insurance Series® (Underlying Fund) (See Note 1 in Notes to Financial Statements). The Fund has an investment objective that is consistent with its corresponding Underlying Fund. The financial statements of the Underlying Fund, including the Schedule of Investments, are provided separately and should be read in conjunction with the Fund’s financial statements.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Funds–12

LVIP American Funds

Statements of Operations

Year Ended December 31, 2012

	LVIP American Global Growth Fund	LVIP American Global Small Capitalization Fund	LVIP American Growth Fund	LVIP American Growth-Income Fund	LVIP American International Fund
INVESTMENT INCOME:
Dividends from unaffiliated investment companies	$588,129	$776,362	$2,163,006	$3,016,568	$1,946,669

EXPENSES:
Distribution fees-Service Class II	254,554	261,033	1,059,101	807,875	562,918
Accounting and administration expenses	51,141	51,235	64,095	60,025	56,080
Reports and statements to shareholders	34,493	36,300	75,882	45,200	39,569
Professional fees	14,708	14,742	17,505	16,609	15,676
Trustees’ fees	969	996	3,884	2,941	2,089
Custodian fees	746	750	2,252	1,788	1,325
Pricing fees	24	36	144	109	76
Other	4,238	4,231	6,028	5,243	4,636

	360,873	369,323	1,228,891	939,790	682,369
Less expenses waived/reimbursed	(60,037)	(60,830)	—	—	(19,203)

Total operating expenses	300,836	308,493	1,228,891	939,790	663,166

NET INVESTMENT INCOME	287,293	467,869	934,115	2,076,778	1,283,503

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss from sale of investments in unaffiliated investment companies	(233,099)	(649,342)	(616,724)	(108,331)	(981,131)
Net change in unrealized appreciation (depreciation) of investments	8,798,803	7,439,039	27,583,165	19,404,319	15,522,851

NET REALIZED AND UNREALIZED GAIN	8,565,704	6,789,697	26,966,441	19,295,988	14,541,720

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$8,852,997	$7,257,566	$27,900,556	$21,372,766	$15,825,223

See accompanying notes, which are an integral part of the financial statements.

LVIP American Funds–13

LVIP American Funds

Statements of Changes in Net Assets

	LVIP American Global Growth Fund		LVIP American Global Small Capitalization Fund		LVIP American Growth Fund
	Year Ended		Year Ended		Year Ended
	12/31/12	12/31/11	12/31/12	12/31/11	12/31/12	12/31/11
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$287,293	$393,960	$467,869	$243,243	$934,115	$514,683
Net realized loss	(233,099)	(114,308)	(649,342)	(101,519)	(616,724)	(208,143)
Net change in unrealized appreciation (depreciation)	8,798,803	(3,354,286)	7,439,039	(6,058,070)	27,583,165	(7,802,889)

Net increase (decrease) in net assets resulting from operations	8,852,997	(3,074,634)	7,257,566	(5,916,346)	27,900,556	(7,496,349)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Service Class II	(459,490)	(18,184)	(497,305)	(164,614)	(426,435)	(46,351)
Net realized gain:
Service Class II	—	(157)	—	(200)	—	(114)
Return of capital:
Service Class II	(21,247)	—	—	—	—	—

	(480,737)	(18,341)	(497,305)	(164,814)	(426,435)	(46,465)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Service Class II	20,749,682	38,957,455	18,818,699	43,169,191	86,699,880	146,151,778
Net asset value of shares issued upon reinvestment of dividends and distributions:
Service Class II	480,737	18,341	497,305	164,814	426,435	46,465
Cost of shares repurchased:
Service Class II	(9,835,887)	(4,373,311)	(8,238,151)	(5,273,616)	(40,564,729)	(14,499,393)

Increase in net assets derived from capital share transactions	11,394,532	34,602,485	11,077,853	38,060,389	46,561,586	131,698,850

NET INCREASE IN NET ASSETS	19,766,792	31,509,510	17,838,114	31,979,229	74,035,707	124,156,036
NET ASSETS:
Beginning of year	34,432,550	2,923,040	35,658,979	3,679,750	137,181,630	13,025,594

End of year	$54,199,342	$34,432,550	$53,497,093	$35,658,979	$211,217,337	$137,181,630

Undistributed net investment income	$—	$393,960	$59,986	$89,422	$507,680	$514,683

See accompanying notes, which are an integral part of the financial statements.

LVIP American Funds–14

LVIP American Funds

Statements of Changes in Net Assets (continued)

	LVIP American Growth-Income Fund		LVIP American International Fund
	Year Ended		Year Ended
	12/31/12	12/31/11	12/31/12	12/31/11
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$2,076,778	$1,359,777	$1,283,503	$1,250,102
Net realized loss	(108,331)	(79,316)	(981,131)	(317,904)
Net change in unrealized appreciation (depreciation)	19,404,319	(3,366,355)	15,522,851	(9,541,237)

Net increase (decrease) in net assets resulting from operations	21,372,766	(2,085,894)	15,825,223	(8,609,039)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Service Class II	(1,802,078)	(64,946)	(2,533,605)	(39,386)
Net realized gain:
Service Class II	—	(72)	—	(124)
Return of capital:
Service Class II	—	—	(105,692)	—

	(1,802,078)	(65,018)	(2,639,297)	(39,510)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Service Class II	66,230,119	108,586,273	43,449,379	86,335,586
Net asset value of shares issued upon reinvestment of dividends and distributions:
Service Class II	1,802,078	65,018	2,639,297	39,510
Cost of shares repurchased:
Service Class II	(22,411,653)	(11,636,676)	(17,107,641)	(9,300,699)

Increase in net assets derived from capital share transactions	45,620,544	97,014,615	28,981,035	77,074,397

NET INCREASE IN NET ASSETS	65,191,232	94,863,703	42,166,961	68,425,848
NET ASSETS:
Beginning of year.	104,064,718	9,201,015	74,703,456	6,277,608

End of year	$169,255,950	$104,064,718	$116,870,417	$74,703,456

Undistributed net investment income	$274,700	$1,359,777	$—	$1,250,102

See accompanying notes, which are an integral part of the financial statements.

LVIP American Funds–15

LVIP American Global Growth Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP American Global Growth Fund Service Class II
	Year Ended		7/1/10[1] to
	12/31/12	12/31/11	12/31/10
Net asset value, beginning of period	$11.301	$12.463	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.079	0.230	0.540
Net realized and unrealized gain (loss)	2.415	(1.384)	1.923

Total from investment operations	2.494	(1.154)	2.463

Less dividends and distributions from:
Net investment income	(0.118)	(0.008)	—
Net realized gain	—	— [3]	—
Return of capital	(0.005)	—	—

Total dividends and distributions	(0.123)	(0.008)	—

Net asset value, end of period	$13.672	$11.301	$12.463

Total return[4]	22.11%	(9.26% )	24.63%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$54,199	$34,433	$2,923
Ratio of expenses to average net assets[5]	0.65%	0.65%	0.65%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.78%	0.95%	18.78%
Ratio of net investment income to average net assets	0.62%	1.93%	8.88%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	0.49%	1.63%	(9.25%	)
Portfolio turnover	9%	3%	2%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Net realized gain distributions of $157 were made by the Fund’s Service Class II, which calculated to de minimus amounts of $0.000 per share.

[4]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Fund in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Funds–16

LVIP American Global Small Capitalization Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP American Global Small Capitalization Fund Service Class II
	Year Ended		7/1/10[1] to
	12/31/12	12/31/11	12/31/10
Net asset value, beginning of period	$10.298	$12.852	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.112	0.129	0.305
Net realized and unrealized gain (loss)	1.712	(2.631)	2.547

Total from investment operations	1.824	(2.502)	2.852

Less dividends and distributions from:
Net investment income	(0.112)	(0.052)	—
Net realized gain	—	— [3]	—

Total dividends and distributions	(0.112)	(0.052)	—

Net asset value, end of period	$12.010	$10.298	$12.852

Total return[4]	17.76%	(19.48% )	28.52%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$53,497	$35,659	$3,680
Ratio of expenses to average net assets[5]	0.65%	0.65%	0.65%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.78%	0.93%	17.47%
Ratio of net investment income to average net assets	0.98%	1.12%	4.87%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	0.85%	0.84%	(11.95%	)
Portfolio turnover	9%	4%	2%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Net realized gain distributions of $200 were made by the Fund’s Service Class II, which calculated to de minimus amounts of $0.000 per share

[4]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Fund in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Funds–17

LVIP American Growth Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP American Growth Fund Service Class II
	Year Ended		7/1/10[1] to
	12/31/12	12/31/11	12/31/10
Net asset value, beginning of period.	$11.986	$12.580	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.065	0.081	0.454
Net realized and unrealized gain (loss)	2.026	(0.669)	2.126

Total from investment operations	2.091	(0.588)	2.580

Less dividends and distributions from:
Net investment income	(0.029)	(0.006)	—
Net realized gain	—	— [3]	—

Total dividends and distributions.	(0.029)	(0.006)	—

Net asset value, end of period	$14.048	$11.986	$12.580

Total return[4]	17.45%	(4.68% )	25.80%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$211,217	$137,182	$13,026
Ratio of expenses to average net assets[5]	0.64%	0.65%	0.65%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.64%	0.68%	6.41%
Ratio of net investment income to average net assets	0.48%	0.65%	7.26%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.48%	0.62%	1.50%
Portfolio turnover	11%	2%	1%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Net realized gain distributions of $114 were made by the Fund’s Service Class II, which calculated to de minimus amounts of $0.000 per share.

[4]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Fund in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Funds–18

LVIP American Growth-Income Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP American Growth-Income Fund Service Class II
	Year Ended		7/1/10[1] to
	12/31/12	12/31/11	12/31/10
Net asset value, beginning of period.	$11.976	$12.261	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.187	0.288	0.882
Net realized and unrealized gain (loss)	1.852	(0.562)	1.379

Total from investment operations	2.039	(0.274)	2.261

Less dividends and distributions from:
Net investment income	(0.151)	(0.011)	—
Net realized gain	—	— [3]	—

Total dividends and distributions.	(0.151)	(0.011)	—

Net asset value, end of period	$13.864	$11.976	$12.261

Total return[4]	17.04%	(2.23% )	22.61%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$169,256	$104,065	$9,201
Ratio of expenses to average net assets[5]	0.64%	0.65%	0.65%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.64%	0.71%	8.84%
Ratio of net investment income to average net assets	1.41%	2.39%	14.51%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.41%	2.33%	6.32%
Portfolio turnover	6%	1%	1%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Net realized gain distributions of $72 were made by the Fund’s Service Class II, which calculated to de minimus amounts of $0.000 per share.

[4]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Fund in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Funds–19

LVIP American International Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP American International Fund Service Class II
	Year Ended		7/1/10[1] to
	12/31/12	12/31/11	12/31/10
Net asset value, beginning of period	$10.577	$12.355	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.143	0.348	0.736
Net realized and unrealized gain (loss)	1.690	(2.118)	1.619

Total from investment operations	1.833	(1.770)	2.355

Less dividends and distributions from:
Net investment income	(0.264)	(0.008)	—
Net realized gain	—	— [3]	—
Return of capital	(0.011)	—	—

Total dividends and distributions	(0.275)	(0.008)	—

Net asset value, end of period	$12.135	$10.577	$12.355

Total return[4]	17.45%	(14.32% )	23.55%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$116,870	$74,703	$6,278
Ratio of expenses to average net assets[5]	0.65%	0.65%	0.65%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.67%	0.77%	11.91%
Ratio of net investment income to average net assets	1.25%	3.05%	12.01%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.23%	2.93%	0.75%
Portfolio turnover	8%	4%	1%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Net realized gain distributions of $124 were made by the Fund’s Service Class II, which calculated to de minimus amounts of $0.000 per share.

[4]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Fund in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Funds–20

LVIP American Funds

Notes to Financial Statements

December 31, 2012

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 66 series (Series). These financial statements and the related notes pertain to the LVIP American Global Growth Fund, LVIP American Global Small Capitalization Fund, LVIP American Growth Fund, LVIP American Growth-Income Fund and LVIP American International Fund (each, a Fund, or collectively, the Funds). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Funds are considered diversified under the Investment Company Act of 1940, as amended, and offer Service Class II shares. The Service Class II shares are subject to a distribution and service (Rule 12b-1) fee. Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold each Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The LVIP American Global Growth Fund, LVIP American Global Small Capitalization Fund, LVIP American Growth Fund, LVIP American Growth-Income Fund and LVIP American International Fund operate in the manner of Fund of Funds and invest substantially all of their assets in Class 1 shares of the Global Growth Fund, Global Small Capitalization Fund, Growth Fund, Growth-Income Fund and International Fund, respectively, each a series of the American Funds Insurance Series® (collectively, the Underlying Funds). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments.

The investment objective of the LVIP American Global Growth Fund, LVIP American Global Small Capitalization Fund and LVIP American International Fund is long-term growth of capital.

The investment objective of the LVIP American Growth Fund is growth of capital.

The investment objective of the LVIP American Growth-Income Fund is long-term growth of capital and income.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Funds.

Security Valuation–The value of the Funds’ investments in the Underlying Funds is based on the published net asset value (NAV) of an Underlying Fund computed as of the close of regular trading on the New York Stock Exchange (NYSE) on days when the NYSE is open. Determination of the Underlying Funds’ NAVs is the responsibility of the Underlying Funds and not the Funds. Securities of each Underlying Fund are valued under the valuation policy of the Underlying Funds. For information regarding the determination of NAV of each Underlying Fund, see the Underlying Funds’ notes to financial statements, which are delivered together with this report.

Federal Income Taxes–No provision for federal income taxes has been made as each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed each Fund’s tax positions taken on federal income tax returns for all open year tax years (December 31, 2010-December 31, 2012), and has concluded that no provision for federal income tax is required in the Funds’ financial statements.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date. The Funds declare and distribute dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Funds may receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2012.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (LIAC) is a registered investment advisor and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of each Fund’s investment portfolio, and provides certain

LVIP American Funds–21

LVIP American Funds

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

administrative services to each Fund. To the extent that a Fund invests all of its investable assets (i.e., securities and cash) in another registered investment company, the Trust will not pay the adviser any advisory fees. To the extent a Fund does not invest investable assets in another registered investment company, the advisory fee rates payable by the Service Class II of each Fund to LIAC are set forth in the following table:

Fund	Annual Fee Rate Based on Average Daily Net Asset Value
LVIP American Global Growth Fund	0.80%
LVIP American Global Small Capitalization Fund	1.00%
LVIP American Growth Fund	0.75%
LVIP American Growth-Income Fund	0.75%
LVIP American International Fund	0.85%

The fee is in addition to the management fees indirectly paid to the investment advisors of the Underlying Funds.

LIAC has contractually agreed to reimburse each Fund to the extent that the Fund’s Other Expenses exceed 0.10% of average daily net assets. This agreement will continue at least through April 30, 2013, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (Board) and LIAC.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Funds. For these services, the Funds paid Lincoln Life a fee at an annual rate of 0.008% of the average daily net assets of each Fund and reimbursed Lincoln Life for the cost of internal legal services. For the year ended December 31, 2012, fees for these administrative and legal services amounted as follows:

	LVIP American Global Growth Fund	LVIP American Global Small Capitalization Fund	LVIP American Growth Fund	LVIP American Growth- Income Fund	LVIP American International Fund
Administration fees	$3,703	$3,797	$15,405	$11,751	$8,188
Legal fees	439	438	1,690	1,274	892

Beginning January 1, 2013, the Trust will reimburse Lincoln Life for the cost of administrative and internal legal services.

Pursuant to a distribution and service plan, the Funds are authorized to pay the Companies or others, out of the assets of the Service Class II shares, an annual fee (Plan Fee) not to exceed 0.75% of average daily net assets of the Service Class II shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.55% of the average daily net assets of the Service Class II shares. The Plan Fee may be adjusted by the Board.

In addition to the management fees and other expenses reflected on the Statements of Operations, the Funds indirectly bear the investment management fees and other expenses of the Underlying Funds in which they invest. Because each of the Underlying Funds has varied expense and fee levels, and the Funds may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.

At December 31 2012, the Funds had receivables due from and liabilities payable to affiliates as follows:

	LVIP American Global Growth Fund	LVIP American Global Small Capitalization Fund	LVIP American Growth Fund	LVIP American Growth- Income Fund	LVIP American International Fund
Receivables from LIAC	$12,167	$13,183	$—	$—	$7,936
Distribution fees payable to LFD	24,925	24,389	96,983	77,877	54,040

Certain officers and trustees of the Funds are also officers or directors of the Companies and receive no compensation from the Funds. The Funds pay the compensation of unaffiliated trustees.

LVIP American Funds–22

LVIP American Funds

Notes to Financial Statements (continued)

3. Investments

For the year ended December 31, 2012, each Fund made purchases and sales of investment securities other than short-term investments as follows:

	LVIP American Global Growth Fund	LVIP American Global Small Capitalization Fund	LVIP American Growth Fund	LVIP American Growth- Income Fund	LVIP American International Fund
Purchases	$15,490,423	$15,220,399	$69,022,411	$54,752,694	$35,404,912
Sales	4,285,679	4,170,636	21,917,828	8,824,633	7,763,775

At December 31, 2012, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

	LVIP American Global Growth Fund	LVIP American Global Small Capitalization Fund	LVIP American Growth Fund	LVIP American Growth- Income Fund	LVIP American International Fund
Cost of investments	$49,067,362	$52,814,045	$192,181,296	$153,416,324	$112,132,165

Aggregate unrealized appreciation	$5,154,049	$703,477	$19,141,000	$15,925,579	$4,792,554
Aggregate unrealized depreciation	—	—	—	—	—

Net unrealized appreciation	$5,154,049	$703,477	$19,141,000	$15,925,579	$4,792,554

U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 –	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2 –	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3 –	inputs are significant unobservable inputs (including each Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of each Fund’s investments by fair value hierarchy levels as of December 31, 2012:

Level 1	LVIP American Global Growth Fund	LVIP American Global Small Capitalization Fund	LVIP American Growth Fund	LVIP American Growth- Income Fund	LVIP American International Fund
Investment Companies	$54,221,411	$53,517,522	$211,322,296	$169,341,903	$116,924,719

There were no Level 3 securities at the beginning or end of the year.

During the year ended December 31, 2012, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Funds’ policy is to recognize transfers between levels at the beginning of the reporting period.

LVIP American Funds–23

LVIP American Funds

Notes to Financial Statements (continued)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2012 and 2011 was as follows:

	LVIP American Global Growth Fund	LVIP American Global Small Capitalization Fund	LVIP American Growth Fund	LVIP American Growth- Income Fund	LVIP American International Fund
Year Ended December 31, 2012:
Ordinary income	$456,234	$497,305	$426,435	$1,802,078	$2,533,605
Long-term capital gains	3,256	—	—	—	—
Return of capital	21,247	—	—	—	105,692

Total	$480,737	$497,305	$426,435	$1,802,078	$2,639,297

Year Ended December 31, 2011:
Ordinary income	$18,341	$164,814	$46,465	$65,018	$39,510

In addition, The Funds declared the following ordinary income consent dividends for the year ended December 31, 2011. Such amount has been deemed paid and contributed to the Funds as additional paid-in capital.

	LVIP American Global Growth Fund	LVIP American Global Small Capitalization Fund	LVIP American Growth Fund	LVIP American Growth- Income Fund	LVIP American International Fund
Ordinary Income	$226,008	$—	$514,884	$1,359,777	$—

5. Components of Net Assets on a Tax Basis

As of December 31, 2012, the components of net assets on a tax basis were as follows:

	LVIP American Global Growth Fund	LVIP American Global Small Capitalization Fund	LVIP American Growth Fund	LVIP American Growth- Income Fund	LVIP American International Fund
Shares of beneficial interest	$49,045,293	$52,733,630	$191,560,106	$153,035,217	$112,122,539
Undistributed ordinary income	—	59,986	533,881	295,154	—
Accumulated capital & other losses	—	—	(17,650)	—	(44,676)
Unrealized appreciation	5,154,049	703,477	19,141,000	15,925,579	4,792,554

Net assets	$54,199,342	$53,497,093	$211,217,337	$169,255,950	$116,870,417

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to dividends and distributions and consent dividends. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2012, the Funds recorded the following reclassifications.

	LVIP American Global Growth Fund	LVIP American Global Small Capitalization Fund	LVIP American Growth Fund	LVIP American Growth- Income Fund	LVIP American International Fund
Undistributed net investment income	$(221,763)	$—	$(514,683)	$(1,359,777)	$—
Accumulated net investment loss	(4,245)	—	(201)	—	—
Paid-in capital	226,008	—	514,884	1,359,777	—

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. The provisions of the Act were effective for the Funds’ calendar year ended December 31, 2011. The Act provides for the unlimited carryover of future capital losses; however, there may be a greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryovers, if any, may expire without being utilized, due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss, whereas before the Act, capital losses carried forward were treated as short-term.

LVIP American Funds–24

LVIP American Funds

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis (continued)

Losses incurred that will be carried forward under the Act are as follows:

Loss carryforward character:	LVIP American Global Growth Fund	LVIP American Global Small Capitalization Fund	LVIP American Growth Fund	LVIP American Growth- Income Fund	LVIP American International Fund
Short-Term	$—	$—	$—	$—	$5,540
Long-Term	—	—	—	—	16,555

Total	$—	$—	$—	$—	$22,095

6. Capital Shares

Transactions in capital shares were as follows:

	LVIP American Global Growth Fund		LVIP American Global Small Capitalization Fund		LVIP American Growth Fund
	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/12	Year Ended 12/31/11
Shares sold:
Service Class II	1,656,332	3,169,899	1,669,133	3,602,832	6,611,738	11,569,397
Shares issued upon reinvestment of dividends and distributions:
Service Class II	36,421	1,675	42,914	15,473	31,110	3,948
Shares repurchased:
Service Class II	(775,244)	(359,260)	(720,089)	(442,013)	(3,052,294)	(1,163,788)

Net increase	917,509	2,812,314	991,958	3,176,292	3,590,554	10,409,557

	LVIP American Growth- Income Fund		LVIP American International Fund
	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/12	Year Ended 12/31/11
Shares sold:
Service Class II	5,081,221	8,903,245	3,829,041	7,353,417
Shares issued upon reinvestment of dividends and distributions:
Service Class II	132,127	5,825	226,323	3,799
Shares repurchased:
Service Class II	(1,694,892)	(969,874)	(1,487,414)	(802,335)

Net increase	3,518,456	7,939,196	2,567,950	6,554,881

7. Contractual Obligations

The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of material loss to be remote.

8. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Funds’ financial statements.

LVIP American Funds–25

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP American Funds

We have audited the accompanying statements of net assets of the LVIP American Global Growth Fund, LVIP American Global Small Capitalization Fund, LVIP American Growth Fund, LVIP American Growth-Income Fund, and LVIP American International Fund (five of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period July 1, 2010 (commencement of operations) to December 31, 2010. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position Of the LVIP American Global Growth Fund, LVIP American Global Small Capitalization Fund, LVIP American Growth Fund, LVIP American Growth-Income Fund, and LVIP American International Fund of the Lincoln Variable Insurance Products Trust at December 31, 2012, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period July 1, 2010 (commencement of operations) to December 31, 2010, in conformity with U.S. generally accepted accounting principles.

February 18, 2013

Philadelphia, Pennsylvania

LVIP American Funds–26

LVIP American Funds

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2012, each Fund designates distributions paid during the year as follows:

	(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	(C) Return of Capital (Tax Basis)	Total Distributions (Tax Basis)
LVIP American Global Growth Fund	0.68%	94.90%	4.42%	100.00%
LVIP American Global Small Capitalization Fund	0.00%	100.00%	0.00%	100.00%
LVIP American Growth Fund	0.00%	100.00%	0.00%	100.00%
LVIP American Growth-Income Fund	0.00%	100.00%	0.00%	100.00%
LVIP American International Fund	0.00%	96.00%	4.00%	100.00%

(A), (B) and (C) are based on a percentage of each Fund’s total distributions.

Approval of Investment Management Agreement

On August 29 and September 10, 2012, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “LVIP Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the LVIP Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal or approval of the sub-advisory agreement with various sub-advisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the LVIP Trust (each a “Fund”).

The trustees who are not “interested persons” of the LVIP Trust (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and the sub-advisers prior to the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also received information about the Funds throughout the year in connection with the regular quarterly Board meetings from LIAC and, as applicable, the various portfolio management teams providing services to the Funds.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, LVIP Trust officers and Lincoln Life and LIAC employees to consider the renewal of the Advisory Agreements. In considering the renewal or approval of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered, among others, the factors listed below and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed or approved and accordingly, recommended to the Board of Trustees the renewal or approval of the Advisory Agreements.

Approval of Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Independent Trustees considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel, resources and compliance. The Independent Trustees reviewed the services provided by LIAC in serving as investment adviser, the personnel providing the investment management services and compliance staff, regulatory and compliance matters. The Independent Trustees also considered that certain Lincoln Life personnel would continue to provide services to the Funds on behalf of LIAC and that Lincoln Life provided administrative services to the Funds under a separate administration agreement. Based on this information, the Independent Trustees concluded that the services provided by LIAC were satisfactory.

The Independent Trustees reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2012, for each Fund compared to the average performance of a performance universe of funds in a Lipper category underlying variable insurance products (“performance group”) and a benchmark index.

The Independent Trustees reviewed each Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Lipper expense peer group for each Fund. The Independent Trustees considered that management fees as reported by Lipper include separate administrative and accounting fees for the Funds as well as the funds in the expense group, to the extent the expense group funds pay separate administrative and accounting fees. For each Fund, the expense peer group consists of the subject Fund and other funds in a Lipper category underlying variable insurance products, as classified by Lipper (“expense group”).

LVIP American Funds–27

LVIP American Funds

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement with LIAC (continued)

The Independent Trustees considered the nature, extent and quality of services provided by LIAC under the investment management agreement. The Independent Trustees reviewed the services provided by LIAC and the background of the investment professionals servicing the Funds.

The LVIP American Global Growth Fund, the LVIP American Global Small Capitalization Fund, the LVIP American Growth Fund, the LVIP American Growth-Income Fund and the American International Fund (collectively, “LVIP American Funds”) each invest all of its assets in a master fund offered as a series of American Funds Insurance Series (“AFIS”). The Independent Trustees considered that LIAC monitors the performance of the relevant master funds for each of the LVIP American Funds, and has certain compliance and investment oversight responsibilities with respect to the master/feeder arrangement. Capital Research and Management Company is the adviser responsible for the day-to-day portfolio management of the assets of the AFIS master funds.

The Independent Trustees reviewed the LVIP American Global Growth Fund’s return compared to the average return of a Lipper performance group of global core funds and the MSCI World Index. The Independent Trustees noted that the Fund’s return for the one year period was above the average of the Lipper performance group and below the benchmark index. The Independent Trustees concluded that the services provided by LIAC were satisfactory.

The Independent Trustees reviewed the LVIP American Global Small Capitalization Fund’s return compared to the average return of a Lipper performance group of global growth funds and the MSCI World Small Cap Index. The Independent Trustees noted that the Fund’s return for the one year period was below the average of the Lipper performance group and the benchmark index and considered that LIAC would continue to closely monitor performance. The Independent Trustees concluded that the services provided by LIAC were satisfactory.

The Independent Trustees reviewed the LVIP American Growth Fund’s return compared to the average return of a Lipper performance group of large-cap growth funds and the S&P 500 Index. The Independent Trustees noted that the Fund’s return for the one year period was below the average of the Lipper performance group and the benchmark index and considered that LIAC would continue to closely monitor performance. The Independent Trustees concluded that the services provided by LIAC were satisfactory.

The Independent Trustees reviewed the LVIP American Growth-Income Fund’s return compared to the average return of a Lipper performance group of large-cap core funds and the S&P 500 Index. The Independent Trustees noted that the Fund’s return for the one year period was within range of the average of the Lipper performance group and below the benchmark index and considered that LIAC would continue to closely monitor performance. The Independent Trustees concluded that the services provided by LIAC were satisfactory.

The Independent Trustees reviewed the LVIP American International Fund’s return compared to the average return of a Lipper performance group of international core funds and the MSCI All Country World Ex-US (Net) Index. The Independent Trustees noted that the Fund’s return for the one year period was within range of the average of the Lipper performance group and the benchmark index. The Independent Trustees concluded that the services provided by LIAC were satisfactory.

Because the LVIP American Funds invest their assets in the respective master funds, LIAC has agreed to not charge a management fee to the LVIP American Funds, unless the funds are no longer invested in a registered investment company. The LVIP American Funds incur as an expense the management fee charged by each AFIS master fund, as disclosed in the relevant fund’s prospectus. The Independent Trustees considered that LIAC had implemented an expense limitation and that LIAC charged no management fee conditioned on the master/feeder relationships for the Funds. On the basis of the information provided, the Independent Trustees concluded that each Fund’s investment management fee was reasonable in light of the nature, quality and extent of services provided by LIAC.

The Independent Trustees considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Independent Trustees considered that LIAC did not currently charge the Funds a management fee and had implemented an expense limitation for each Fund and concluded that economies of scale were appropriately shared with investors.

The Independent Trustees also reviewed the profitability analysis to LIAC and its affiliates with respect to each Fund individually and the Funds group overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Independent Trustees reviewed materials provided by LIAC and Lincoln as to any such benefits. Lincoln Insurance Companies receive and retain 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Independent Trustees also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from Lincoln Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates may benefit from economies of scale with the Funds when it bargains together with the Funds for certain services. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Funds, and subsequently received premiums will be allocated to the Funds as received.

LVIP American Funds–28

LVIP American Funds

Other Fund Information (unaudited) (continued)

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Independent Trustees determined that the terms of the investment management agreement for the Funds continues to be fair and reasonable, and that the continuation of the agreement is in the best interests of each Fund and recommended the renewal of the investment management agreement to the Board of Trustees.

LVIP American Funds–29

Officer/Trustee Information for Lincoln VIP Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Fidelity Investments	71	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	71	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Retired; Formerly, Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	71	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	71	N/A
Gary D. Lemon, PH.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly, Advisory Trustee since November 2004	Joseph Percival Allen III University Professor, James W. Emerson Director of the Robert C. McDermond Center for Management and Entrepreneurship, Professor of Economics and Management, DePauw University	71	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C.	71	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; Formerly, President Emeritus, Indiana Health Association; Formerly, President, Indiana Hospital & Health Association	71	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC.	71	N/A
Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since June 2011	Senior Vice President and Treasurer, Lincoln National Corporation; Formerly, Senior Vice President, Head of Insurance & Retirement Solutions Financial Management	N/A	N/A

LVIP American Funds–30

Officer/Trustee Information for Lincoln VIP Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Jill R. Whitelaw, Esq.[1] Radnor Financial Center, 150 N. Radnor Chestor Rd, Radnor, PA 19087 YOB: 1963	Vice President, Secretary, and Chief Legal Officer	Vice President, Secretary, and Chief Legal Officer since December 2012; Formerly, Secretary and Chief Legal Officer since June 2011	Vice President and Chief Counsel - Fund Management, The Lincoln National Life Insurance Company; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corp.; Formerly, Of Counsel - Montgomery, McCracken, Walker & Rhoades; Director - Merrill Lynch, Pierce, Fenner & Smith	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, Director of Funds Management, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A
Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Vice President since December 2012	Vice President, The Lincoln National Life Insurance Company	N/A	N/A
Blake W. Martin[1] Radnor Financial Center, 150 N. Radnor Chester Rd, Radnor, PA 19087 YOB: 1956	Vice President	Vice President since December 2012	Vice President and Head of Corporate Tax, Lincoln National Corporation; Formerly, Independent Consultant and Managing Director at Smart Business Advisory and Consulting, LLC.	N/A	N/A
John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President since June 2011 and Chief Compliance Officer since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A
David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011	Vice President, Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly, Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A

LVIP American Funds–31

Officer/Trustee Information for Lincoln VIP Trust (unaudited) (continued)

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*	The Trust Complex is comprised of the 66 Series of the Lincoln Variable Insurance Products Trust and the 5 Series of the Lincoln Advisors Trust.

[1]

All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940, by reason of their being officers of Lincoln Investment Advisors Corporation.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP American Funds–32

LVIP American Preservation Fund

LVIP American Preservation Fund

a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2012

LVIP American Preservation Fund

LVIP American Preservation Fund

2012 Annual Report Commentary (unaudited)

Advised by:

The Fund returned 0.50% (Standard Class shares with distributions reinvested) since inception on August 29, 2012, while its benchmark, the Barclays Capital 1-3 Year Government/Credit Index1, returned 0.33% during the same period.

2012 ended on a positive note for global equity investors, with the White House and Congress reaching a last minute deal to temporarily avoid the so-called fiscal cliff of spending cuts and tax increases. This headline grabbing event wrapped up a year that proved quite lucrative for equity investors across global capital markets. The S&P 500® Index2 finished the year up 16%, notching the best calendar year performance for large-cap U.S. equities since 2009. These strong returns were realized during a period of slowly recovering employment, a long awaited improvement in the housing market and a period of continued near-record low interest rates that make equity investments more attractive to many investors. Despite the strong returns in equity markets, 2012 was not without its challenges. A sharp selloff during the spring and a second dip immediately following the November Presidential election tested investors’ resolve. Both of these sell-offs proved to be temporary as U.S. equities continued their march higher through the end of the year, rewarding investors for staying the course.

Investors in overseas stocks were also awarded for their patience in 2012, as it was a tale of two different markets. In the early part of the year, investors had to withstand a torrent of news from the troubled Eurozone, including divisive elections in Greece, significant austerity measures and a banking crisis in Spain. This, along with slowing growth in many large emerging economies and renewed tensions in the Middle East led many to be skeptical about prospects for international equities. Against this backdrop, stocks fell sharply in the second quarter. However, in mid-summer investors welcomed a long awaited commitment from the ECB to stand behind the troubled Eurozone through any means necessary. This triggered a rally in international stocks during the third and fourth quarters that led to a 2012 total return topping 17% for the MSCI EAFE Index (net dividends)3.

Bond investors realized another year of positive returns during 2012, with the Barclays Capital U.S. Aggregate Index4 advancing 4.2%. The environment for bond investors remained strong throughout the year, as continued low interest rates led to a wave of bond issuance across the fixed income sectors as borrowers looked to lock in the near-record low financing costs. Throughout the year central banks around the world reiterated their commitment to further stimulating stagnant developed market economies with previously unprecedented measures. This action was highlighted by the U.S. Federal Reserve, which during the year launched its third round of quantitative easing since the Financial Crisis along with a commitment to purchase an additional $40 billion a month in mortgage backed securities. This action is aimed at holding down interest rates to help stimulate economic growth in the still recovering U.S. economy. While headline yields were down only slightly during the year, with the 10-year U.S. Treasury yield ending the year yielding 1.76%, down just under 0.20% from the start of the year, investors experienced some significant interest rate volatility. The 10-year Treasury yield experienced a swing of nearly 1.00% during the year, peaking at 2.38% in March, and bottoming at 1.39% just four months later in July.

The LVIP American Preservation Fund benefitted from its broadly diversified fixed income exposure during the period from inception through year end, a period when market interest rates slightly increased. Leading contributors to total return versus the Barclays Capital U.S. Government/ Credit 1-3 yr Bond Index included long duration holdings, represented by the American Funds Intermediate Bond Fund of America, the American Funds Insurance Series (AFIS) Bond Fund and the AFIS Global Bond Fund. Detractors versus the Index include shorter duration holdings, including the LVIP Money Market fund and the American Funds Short Term Bond Fund of America.

David A. Weiss, CFA

Kevin J. Adamson, CPA

Lincoln Investment Advisors Corporation

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 8/29/12 through 12/31/12

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP American Preservation Fund shares on 8/29/12 (commencement of operations). As the chart shows, by December 31, 2012, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,050 for the Standard Class shares and to $10,039 for the Service Class shares. For comparison, look at how the Barclays Capital 1-3 Year Government/Credit Index did over the same period. The same $10,000 investment would have increased to $10,033. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

LVIP American Preservation Fund–1

LVIP American Preservation Fund

2012 Annual Report Commentary (unaudited) (continued)

Average annual total returns on investment	Ended 12/31/12

Standard Class Shares
Inception (8/29/12)	+0.50%

Service Class Shares
Inception (8/29/12)	+0.39%

1	The Barclays Capital 1-3 Year Government/Credit Index measures the performance of short-term (1-3 years) government and corporate bonds.
2	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.
3	The MSCI EAFE Index (net dividends) is a free-float adjusted market capitalization index that is designed to measure equity market performance of developed markets (Europe, Australasia and the Far East), excluding the U.S. and Canada.
4	The Barclays Capital U.S. Aggregate Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million per amount outstanding.

LVIP American Preservation Fund–2

LVIP American Preservation Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period August 29, 2012* to December 31, 2012

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from August 29, 2012* to December 31, 2012.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Annualized Expense Ratio	Expenses Paid During Period 7/1/12 to 12/31/12
Actual*
Standard Class Shares	$1,000.00	$1,005.00	0.25%	$0.86
Service Class Shares	1,000.00	1,003.90	0.60%	2.05
Hypothetical (5% return before expenses)**
Standard Class Shares	$1,000.00	$1,023.88	0.25%	$1.27
Service Class Shares	1,000.00	1,022.12	0.60%	3.05

*	The Fund commenced operations on August 29, 2012. The ending account value for “Actual” uses the performance since inception and is not annualized and the expenses paid during period for “Actual” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 125/366 (to reflect the actual since inception).
**	“Expenses Paid During Period” for “Hypothetical” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

The Fund operates under a fund of funds structure. The Fund invests substantially all its assets in other mutual funds (Underlying Funds). In addition to the Fund’s expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an Investment in the table above does not reflect the expenses of the Underlying Funds.

LVIP American Preservation Fund–3

LVIP American Preservation Fund

Security Type/Sector Allocation (unaudited)

As of December 31, 2012

Security Type/Sector	Percentage of Net Assets
Affiliated Investment Companies	1.95%
Money Market Fund	1.95%
Unaffiliated Investment Companies	95.96%
Fixed Income Funds	89.80%
International Fixed Income Fund	5.85%
Money Market Fund	0.31%
Total Value of Securities	97.91%
Receivables and Other Assets Net of Liabilities	2.09%
Total Net Assets	100.00%

LVIP American Preservation Fund–4

LVIP American Preservation Fund

Statement of Net Assets

December 31, 2012

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT COMPANIES–1.95%
Money Market Fund–1.95%
*Lincoln Variable Insurance Products Trust– LVIP Money Market Fund	62,896	$628,958

Total Affiliated Investment Companies (Cost $628,958)		628,958

UNAFFILIATED INVESTMENT COMPANIES–95.96%
Fixed Income Funds–89.80%
¯American Funds®– Bond Fund of America	121,436	1,572,593
Intermediate Bond Fund of America	571,401	7,862,478
Short-Term Bond Fund of America	905,434	9,117,721
†American Funds Insurance Series®– Bond Fund	278,324	3,142,272
High-Income Bond Fund	141,380	1,577,804
Mortgage Bond Fund	150,126	1,571,819
U.S. Government/AAA-Rated Securities Fund	320,495	4,086,309

		28,930,996

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENT COMPANIES (continued)
International Fixed Income Fund–5.85%
†American Funds Insurance Series®– Global Bond Fund	152,869	$1,883,342

		1,883,342

Money Market Fund–0.31%
Dreyfus Treasury & Agency Cash Management Fund	100,509	100,509

		100,509

Total Unaffiliated Investment Companies (Cost $31,121,844)		30,914,847

TOTAL VALUE OF SECURITIES–97.91% (Cost $31,750,802)	31,543,805
« RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–2.09%	674,773

NET ASSETS APPLICABLE TO 3,216,133 SHARES OUTSTANDING–100.00%	$32,218,578

NET ASSET VALUE–LVIP AMERICAN PRESERVATION FUND STANDARD CLASS ($10,050 / 1,003 Shares)	$10.020

NET ASSET VALUE–LVIP AMERICAN PRESERVATION FUND SERVICE CLASS ($32,208,528 / 3,215,130 Shares)	$10.018

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2012:
Shares of beneficial interest (unlimited authorization–no par)	$32,246,049
Undistributed net investment income	179,900
Accumulated net realized loss on investments	(374)
Net unrealized depreciation of investments.	(206,997)

Total net assets	$32,218,578

¯	Class F-2 shares.

*	Standard Class shares.

†	Class 1 shares.

«	Of this amount, $115,498 represents payable for investment companies purchased and $2,347 represents payable for fund shares redeemed as of December 31, 2012.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Preservation Fund–5

LVIP American Preservation Fund

Statement of Operations

August 29, 2012* to December 31, 2012

LVIP American Preservation Fund

Statement of Changes in Net Assets

INVESTMENT INCOME:
Dividends from unaffiliated investment companies	$220,637
Dividends from affiliated investment companies	15

220,652

EXPENSES:
Professional fees	16,488
Accounting and administration expenses	16,031
Distribution fees-Service Class	10,383
Management fees	7,425
Reports and statements to shareholders	1,708
Custodian fees	139
Trustees’ fees	15
Pricing fees	1
Other	492

52,682
Less expenses waived/reimbursed	(34,874)

Total operating expenses	17,808

NET INVESTMENT INCOME	202,844

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Distributions from unaffiliated investment companies	9,278
Sale of investments in unaffiliated investment companies	(374)

Net realized gain	8,904
Net unrealized depreciation of investments	(206,997)

NET REALIZED AND UNREALIZED LOSS	(198,093)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,751

*	Date of commencement of operations.

See accompanying notes, which are an integral part of the financial statements.

8/29/12* to 12/31/12
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$202,844
Net realized gain	8,904
Net unrealized depreciation	(206,997)

Net increase in net assets resulting from operations	4,751

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(32)
Service Class	(34,859)

(34,891)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	10,000
Service Class	34,600,768
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	32
Service Class	34,859

34,645,659

Cost of shares repurchased:
Service Class	(2,396,941)

(2,396,941)

Increase in net assets derived from capital share transactions	32,248,718

NET INCREASE IN NET ASSETS	32,218,578
NET ASSETS:
Beginning of period	—

End of period	$32,218,578

Undistributed net investment income	$179,900

*	Date of commencement of operations.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Preservation–6

LVIP American Preservation Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout the period was as follows:

	LVIP American Preservation Fund
	Standard Class	Service Class
	8/29/12[1] to 12/31/12	8/29/12[1] to 12/31/12
Net asset value, beginning of period	$10.000	$10.000

Income from investment operations:
Net investment income[2]	0.239	0.227
Net realized and unrealized loss	(0.187)	(0.188)

Total from investment operations	0.052	0.039

Less dividends and distributions from:
Net investment income	(0.032)	(0.021)

Total dividends and distributions	(0.032)	(0.021)

Net asset value, end of period	$10.020	$10.018

Total return[3]	0.50%	0.39%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$10	$32,209
Ratio of expenses to average net assets[4]	0.25%	0.60%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	1.39%	1.74%
Ratio of net investment income to average net assets	6.98%	6.63%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	5.84%	5.49%
Portfolio turnover	3%	3%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Preservation Fund–7

LVIP American Preservation Fund

Notes to Financial Statements

December 31, 2012

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 66 series (Series). These financial statements and the related notes pertain to the LVIP American Preservation Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered non-diversified under the Investment Company Act of 1940, as amended, and offer Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The Fund will invest in open-end investment companies (mutual funds) that are advised by Lincoln Investment Advisors Corporation (LIAC), American Funds Insurance Series® Funds and American Funds® retail funds (collectively, the Underlying Funds). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. In addition to mutual fund investments, the Fund may invest in individual securities, such as money market securities.

The Fund’s investment objective is to seek current income, consistent with the preservation of capital. The objective is non-fundamental and may be changed without shareholder approval.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–The value of the Fund’s investments in the Underlying Funds is based on the published net asset value (NAV) of an Underlying Fund computed as of the close of regular trading on the New York Stock Exchange (NYSE) on days when the exchange is open. Determination of the NAVs of the Underlying Funds is the responsibility of the Underlying Funds and not the Fund. Securities of each Underlying Fund are valued under the valuation policy of the Underlying Funds. For information regarding the determination of NAV of each Underlying Fund, see the Underlying Funds’ prospectuses and statements of additional information.

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax return for the open tax year December 31, 2012, and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the period August 29, 2012* through December 31, 2012.

*	Date of commencement of operations.

2. Management Fees and Other Transactions With Affiliates

LIAC is a registered investment advisor and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolios, also provides certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.25% of the average daily net assets of the Fund. The fee is in addition to the management fee indirectly paid to the investment advisors of the Underlying Funds (including LIAC). LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.10% of average daily net asset of the Fund. This agreement will continue at least through April 30, 2014, and cannot be terminated before the date without the mutual agreement of the Trust’s Board of Trustees (Board) and LIAC.

LVIP American Preservation Fund–8

LVIP American Preservation Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

LIAC has contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.25% of average daily net assets for the Standard Class (and 0.60% for the Service Class). The agreement will continue at least through April 30, 2014 and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund paid Lincoln Life a fee at annual rate of 0.008% of the average daily net assets of the Fund and reimbursed Lincoln Life for the cost of internal legal services. For the period August 29, 2012* through December 31, 2012, fees for the administrative and legal services amounted to $238 and $96, respectively. Beginning January 1, 2013, the Trust will reimburse Lincoln Life for the cost of administrative and internal legal services.

Lincoln Life also performs daily trading operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $31 for the period August 29, 2012* to December 31, 2012.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently 0.35% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board. No distribution expenses are paid by Standard Class shares.

In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these funds at different times, the amount of fees and expenses incurred indirectly will vary.

At December 31, 2012, the Fund had receivable from or liabilities payable to affiliates as follows:

Management fees receivable from LIAC	$7,360
Distribution fees payable to LFD	6,910

The Fund operates as a “fund of funds” structure in reliance on an SEC exemptive order (Release No. 29196). One of the conditions of the order requires that LIAC waive fees otherwise payable to it by a Fund of Fund in an amount at least equal to any compensation received by LIAC and its affiliates from an unaffiliated underlying fund, other than advisory fees (if any) paid to LIAC and its affiliates for managing an unaffiliated underlying fund. For the period August 29, 2012* through December 31, 2012, LIAC waived $1,811.

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The Fund pays the compensation of unaffiliated trustees.

At December 31, 2012, Lincoln Life directly owned 100% of the Standard Class shares of the Fund.

*	Date of commencement of operations.

3. Investments

For the period August 29, 2012* through December 31, 2012, the Fund made purchases of $31,871,620 and sales of $220,954 of investment securities other than short-term investments.

At December 31, 2012, the cost of investments for federal income tax purposes was $31,751,178. At December 31, 2012, net unrealized depreciation was $207,373, of which $0 related to unrealized appreciation of investments and $207,373 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

LVIP American Preservation Fund–9

LVIP American Preservation Fund

Notes to Financial Statements (continued)

3. Investments (continued)

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2012:

Level 1
Investment Companies	$31,543,805

There were no Level 3 securities during or at the end of the period.

During the period August 29, 2012* through December 31, 2012, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

*	Date of commencement of operations.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the period August 29, 2012* through December 31, 2012 was as follow:

8/29/12* to 12/31/12
Ordinary income	$34,891

*	Date of commencement of operations.

5. Components of Net Assets on a Tax Basis

As of December 31, 2012, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$32,246,049
Undistributed ordinary income	179,902
Unrealized depreciation	(207,373)

Net assets	$32,218,578

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of distributions received from Underlying Funds. Results of operations and net assets were not affected by these reclassifications. For the period August 29, 2012* through December 31, 2012, the Fund recorded the following reclassifications:

Undistributed net investment income	$11,947
Accumulated net realized loss	(9,278)
Paid-in-capital	(2,669)

*	Date of commencement of operations.

LVIP American Preservation Fund–10

LVIP American Preservation Fund

Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

8/29/12* to 12/31/12
Shares sold:
Standard Class	1,000
Service Class	3,450,710
Shares issued upon reinvestment of dividends and distributions:
Standard Class	3
Service Class	3,477

3,455,190

Shares repurchased:
Service Class	(239,057)

(239,057)

Net increase	3,216,133

*	Date of commencement of operations.

7. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

8. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP American Preservation Fund–11

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP American Preservation Fund

We have audited the accompanying statement of net assets of the LVIP American Preservation Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2012, and the related statement of operations, statement of changes in net assets, and financial highlights for the period August 29, 2012 (commencement of operations) to December 31, 2012. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP American Preservation Fund of the Lincoln Variable Insurance Products Trust at December 31, 2012, and the results of its operations, the changes in its net assets, and the financial highlights for the period August 29, 2012 (commencement of operations) to December 31, 2012, in conformity with U.S. generally accepted accounting principles.

February 18, 2013

Philadelphia, Pennsylvania

LVIP American Preservation Fund–12

LVIP American Preservation Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2012, the Fund designates distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
0.00%	100.00%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management Agreement

On March 5 and 6, 2012, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider the organization and offering of the LVIP American Preservation Fund, a proposed new series of the Trust (the “Fund”), including the investment management agreement (the “Advisory Agreement”) between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) as investment adviser. The Fund would invest its assets in fixed income funds in the American Funds Insurance Series (“AFIS”) and American Funds open-end/retail fund offerings, advised by Capital Research and Management Company.

The Trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), reported that they had met in executive session with their independent legal counsel and reviewed materials provided by LIAC and Lincoln National Life Insurance Company (the “Administrator”) prior to the meeting. In addition, the Independent Trustees were advised by their independent legal counsel of their fiduciary duties pertaining to approval of investment advisory agreements and the factors to consider in approving such agreements. Among other information, LIAC and the Administrator provided information to assist the Independent Trustees in assessing the nature, extent and quality of services to be provided, information comparing the proposed advisory fee and estimated net expense ratio of the Fund to other funds, information about the estimated profitability to the Lincoln organization and compliance and regulatory matters.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee and officers and employees of Lincoln Life and LIAC to consider the approval of the Advisory Agreement. In considering the approval of the Advisory Agreement, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered, among others, the following factors and reached the following conclusions with respect to their recommendation to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of the Fund to approve the Advisory Agreement and accordingly, recommended to the Board of Trustees the approval of the Advisory Agreement.

Approval of Investment Management Agreement with LIAC

In considering the approval of the Advisory Agreement with LIAC with respect to the Fund, the Independent Trustees considered the nature, extent and quality of services proposed to be provided to the Fund by LIAC, including LIAC personnel and resources, and that LIAC serves as investment adviser for the currently existing funds of the Trust. They also considered the experience and qualifications of the personnel constituting the investment oversight and compliance staff, and regulatory and compliance matters. The Independent Trustees considered that LIAC would be responsible for underlying fund allocations.

The Independent Trustees also considered that the Administrator would provide administrative services for the Fund as it does for the existing funds of the Trust and that certain personnel of the Administrator would also be providing services to the Fund on behalf of LIAC. Based on this information, the Independent Trustees concluded that the services to be provided by LIAC were expected to be acceptable.

The Independent Trustees also reviewed the estimated pro forma profitability analysis to LIAC with respect to the Fund and considered information on the proposed revenues to be received by LIAC under the Advisory Agreement and the estimated direct and indirect allocated costs LIAC would incur in providing services to the Fund, and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

The Independent Trustees considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of investors in the Fund. However, because the Fund was not yet in operation and had no assets, the Independent Trustees determined to consider economies of scale in the future after the Fund had commenced operations.

The Independent Trustees reviewed materials provided by LIAC as to any additional benefits LIAC may receive due to its association with the Fund, and noted that affiliates of LIAC provide various services to other Lincoln funds for which the affiliates are separately paid. The Independent Trustees reviewed materials provided by LIAC as to any additional benefits LIAC and its affiliates receive from LIAC serving as adviser to funds. The Independent Trustees also considered that the Lincoln organization may benefit from economies of scale when it bargains together with other Lincoln accounts for certain services from sub-advisers and other entities.

LVIP American Preservation Fund–13

LVIP American Preservation Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement with LIAC (continued)

The Independent Trustees considered that the proposed investment advisory fee of .25% for the proposed Fund was lower than the average and the same as the median management fee of the Morningstar Short Term Bond peer group selected and provided by LIAC. The Independent Trustees also reviewed the management fee and expense ratio (including acquired fund fees and expenses (“AFFE”) of the LVIP Protected American Balanced Allocation and LVIP Protected American Growth Allocation Funds, two other funds that will also be distributed through Lincoln’s American Legacy suite of variable life and annuity products. The Independent Trustees also considered that LIAC had proposed to contractually waive .10% of the investment management fee and implement an expense limitation through April 30, 2014. The Independent Trustees concluded that the Fund’s proposed management fee, in light of the expense limitation and advisory fee waiver, was reasonable, in light of the nature, quality and extent of services expected to be provided by LIAC.

Overall Conclusions

Based on all the information considered and conclusions reached, the Independent Trustees determined that the terms of the proposed Advisory Agreement for the Fund is fair and reasonable and that the approval of the Advisory Agreement is in the best interests of the Fund and recommended its approval to the Board of Trustees.

LVIP American Preservation Fund–14

Officer/Trustee Information for Lincoln VIP Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Fidelity Investments	71	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	71	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Retired; Formerly, Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	71	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	71	N/A
Gary D. Lemon, PH.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly, Advisory Trustee since November 2004	Joseph Percival Allen III University Professor, James W. Emerson Director of the Robert C. McDermond Center for Management and Entrepreneurship, Professor of Economics and Management, DePauw University	71	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C.	71	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; Formerly, President Emeritus, Indiana Health Association; Formerly, President, Indiana Hospital & Health Association	71	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC.	71	N/A
Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since June 2011	Senior Vice President and Treasurer, Lincoln National Corporation; Formerly, Senior Vice President, Head of Insurance & Retirement Solutions Financial Management	N/A	N/A

LVIP American Preservation Fund–15

Officer/Trustee Information for Lincoln VIP Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Jill R. Whitelaw, Esq.[1] Radnor Financial Center, 150 N. Radnor Chestor Rd, Radnor, PA 19087 YOB: 1963	Vice President, Secretary, and Chief Legal Officer	Vice President, Secretary, and Chief Legal Officer since December 2012; Formerly, Secretary and Chief Legal Officer since June 2011	Vice President and Chief Counsel - Fund Management, The Lincoln National Life Insurance Company; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corp.; Formerly, Of Counsel - Montgomery, McCracken, Walker & Rhoades; Director - Merrill Lynch, Pierce, Fenner & Smith	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, Director of Funds Management, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A
Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Vice President since December 2012	Vice President, The Lincoln National Life Insurance Company	N/A	N/A
Blake W. Martin[1] Radnor Financial Center, 150 N. Radnor Chester Rd, Radnor, PA 19087 YOB: 1956	Vice President	Vice President since December 2012	Vice President and Head of Corporate Tax, Lincoln National Corporation; Formerly, Independent Consultant and Managing Director at Smart Business Advisory and Consulting, LLC.	N/A	N/A
John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President since June 2011 and Chief Compliance Officer since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A
David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011	Vice President, Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly, Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A

LVIP American Preservation Fund–16

Officer/Trustee Information for Lincoln VIP Trust (unaudited) (continued)

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*	The Trust Complex is comprised of the 66 Series of the Lincoln Variable Insurance Products Trust and the 5 Series of the Lincoln Advisors Trust.

[1]

All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940, by reason of their being officers of Lincoln Investment Advisors Corporation.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP American Preservation Fund–17

LVIP Baron Growth Opportunities Fund

LVIP Baron Growth Opportunities Fund

a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2012

LVIP Baron Growth Opportunities Fund

LVIP Baron Growth Opportunities Fund

2012 Annual Report Commentary (unaudited)

Managed by: BAMCO, Inc.

The Fund returned 18.24% (Service Class shares with distributions reinvested) for the fiscal year ended December 31, 2012, while its benchmark, the Russell 2000® Index*, returned 16.35%.

In 2012, economic conditions remained uncertain and markets were volatile, yet the economy did show positive signs. The sectors that contributed the most to absolute performance for the year were consumer discretionary, information technology (IT) and health care.

In consumer discretionary contribution was led by LKQ Corp., the country’s largest distributor of alternative vehicle parts. Alternative parts continue to gain market share from original equipment manufacturers in both North America and the U.K., and LKQ is growing faster than competitors due to its national distribution footprint.

Within IT, Equinix, Inc. a network-neutral operator of data centers across the globe was the largest contributor. REIT conversion has caused a revaluation of Equinix’s shares as investors have begun to value the company on REIT metrics, particularly discretionary free cash flow. The Fund exited its position in Equinix late in the year due to market cap considerations.

The Fund’s top contributor, which was in the health Care sector, was AMERIGROUP Corp., a leading Medicaid HMO. AMERIGROUP’s revenue grew from $1.6 billion in 2003, when we first invested in the company, to $6 billion in 2011. In July WellPoint, Inc. bid for AMERIGROUP, at a 43% premium to the prior day’s close. We subsequently sold our position.

The energy sector was the only detractor; led by CARBO Ceramics, Inc. CARBO is the leading supplier of ceramic proppant, which is used in hydraulic fracturing. CARBO’s share price suffered through the first three quarters of the year from a series of downward earnings estimate revisions. We think that growth will resume in the near term.

Another detractor was within the consumer discretionary sector. Shares of DeVry, Inc., a provider of diversified post-secondary education emphasizing business, technology, and health care, declined in 2012. The lower student count, due to people deferring their decision to enroll in college, and continued investment spending in growth areas is driving negative operating leverage. Longer term, we are positive on DeVry.

The Fund’s outperformance of its benchmark during the year was mainly a result of favorable stock selection.

The IT, health care, and industrials sectors were the largest contributors to relative results for the year. Strength within the IT sector was largely attributable to the Fund’s investments in the IT consulting and other services sub-industry, led by Equinix, Inc. and Maximus, Inc. Within health care the majority of the Fund holdings outperformed during the year, led by outperformance of AMERIGROUP Corp. Within industrials, several of the Fund’s investments outperformed, led by Generac Holdings, Inc., a leading designer and manufacturer of standby and portable generators for the residential, industrial, and commercial markets.

The financials and energy sectors were the largest detractors from relative performance. Within financials, a combination of unfavorable stock selection and the Fund’s lower exposure to the sector, hindered relative performance. Weakness in the sector was mostly attributable to underperformance of MSCI, Inc., a provider of investment-decision support tools to global investment institutions. The Fund’s slightly larger exposure to the energy sector, the only sector in the benchmark to finish in negative territory for the year, hurt relative results.

We continue to believe that stock market valuations are attractive. U.S. interest rates remain near historically low levels, and the fixed income markets offer limited inflation-adjusted returns. Investors continue to hold substantial sums in cash, which we believe will eventually be deployed into equities. Regulators are increasing their efforts to make our financial markets function more efficiently and fairly. We believe this will help restore faith of individual and institutional investors in our capital markets.

Although growth in the U.S. during the next few years will probably be slower than in prior decades, we believe that the competitive advantage of our country’s low cost and plentiful shale energy will boost our nation’s growth, as will a recovering housing market, which we believe will make an important contribution to lowering unemployment.

In making investments, we hone in on secular growth themes or trends capable of driving strong multi-year growth. We look for companies that we believe to be well run by visionary management teams, with a differentiated long-term strategy, and significant competitive advantages. These companies possess what we believe to be strong balance sheets with the ability to reinvest in their businesses to earn high returns.

Ronald Baron

BAMCO, Inc., an investment adviser

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Fund/Book Name Here–1

LVIP Baron Growth Opportunities Fund

2012 Annual Report Commentary (unaudited) (continued)

Growth of $10,000 invested 12/31/02 through 12/31/12

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Baron Growth Opportunities Fund Service Class shares on 12/31/02. Performance of the Standard Class shares would be different than Service Class shares as a result of lower expenses. As the chart shows, by December 31, 2012, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $26,400. For comparison, look at how the Russell 2000® Index did over the same period. The same $10,000 investment would have increased to $25,296. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

Average annual total returns on investment	Ended 12/31/12

Service Class Shares
One Year	+18.24%
Five Years	+ 5.53%
Ten Years	+10.19%

Standard Class Shares
One Year	+18.54%
Five Years	+ 5.80%
Inception (6/5/07)	+ 4.28%

*	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index which represents approximately 8% of the market capitalization of the Russell 3000® Index.

LVIP Baron Growth Opportunities Fund–2

LVIP Baron Growth Opportunities Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2012 to December 31, 2012

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life), Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies), and to unaffiliated insurance companies. The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2012 to December 31, 2012.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Annualized Expense Ratio	Expenses Paid During Period 7/1/12 to 12/31/12*
Actual
Standard Class Shares	$1,000.00	$1,102.50	1.04%	$5.50
Service Class Shares	1,000.00	1,101.10	1.29%	6.81
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,019.91	1.04%	$5.28
Service Class Shares	1,000.00	1,018.65	1.29%	6.55

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP Baron Growth Opportunities Fund–3

LVIP Baron Growth Opportunities Fund

Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)

As of December 31, 2012

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets
Common Stock	95.55%
Beverages	0.99%
Capital Markets	5.20%
Chemicals	0.13%
Commercial Services & Supplies	2.19%
Construction Materials	0.15%
Distributor	2.84%
Diversified Consumer Services	1.37%
Diversified Financial Services	1.64%
Electric Utilities	1.56%
Electrical Equipment	2.89%
Energy Equipment & Services	4.01%
Food & Staples Retailing	1.66%
Food Products	1.16%
Health Care Equipment & Supplies	2.46%
Health Care Providers & Services	2.29%
Hotels, Restaurants & Leisure	11.60%
Household Durables	1.07%
Insurance	3.60%
Internet Software & Services	0.48%
IT Services	5.16%
Life Sciences Tools & Services	2.57%
Machinery	4.24%
Media	1.30%
Oil, Gas & Consumable Fuels	3.27%
Pharmaceuticals	1.04%
Professional Services	2.08%
Real Estate Investment Trusts	4.77%
Road & Rail	4.30%
Semiconductors & Semiconductor Equipment	1.81%
Software	8.36%
Specialty Retail	2.56%
Textiles, Apparel & Luxury Goods	4.67%
Trading Companies & Distributors	2.13%
Money Market Mutual Fund	4.79%
Total Value of Securities	100.34%
Liabilities Net of Receivables and Other Assets	(0.34%)
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Genesee & Wyoming Class A	3.56%
Vail Resorts	3.04%
Generac Holdings	2.89%
LKQ	2.84%
Dick’s Sporting Goods	2.56%
Choice Hotels International	2.51%
Arch Capital Group	2.47%
Ralph Lauren	2.46%
Under Armour Class A	2.22%
Community Health Systems	2.07%
Total	26.62%

LVIP Baron Growth Opportunities Fund–4

LVIP Baron Growth Opportunities Fund

Statement of Net Assets

December 31, 2012

	Number of Shares	Value (U.S. $)
COMMON STOCK–95.55%
Beverages–0.99%
†Boston Beer Class A	30,600	$4,114,170

		4,114,170

Capital Markets–5.20%
Carlyle Group	130,000	3,383,900
Cohen & Steers	200,000	6,094,000
Eaton Vance	90,000	2,866,500
†Financial Engines	75,000	2,081,250
Jefferies Group	57,400	1,065,918
Manning & Napier	193,642	2,439,889
Oaktree Capital Group	81,000	3,684,690

		21,616,147

Chemicals–0.13%
Intrepid Potash	24,571	523,117

		523,117

Commercial Services & Supplies–2.19%
†Copart	250,400	7,386,800
†Tetra Tech	65,000	1,719,250

		9,106,050

Construction Materials–0.15%
†Caesar Stone Sdot-Yam	39,020	630,173

		630,173

Distributor–2.84%
†LKQ	559,000	11,794,900

		11,794,900

Diversified Consumer Services–1.37%
DeVry	185,000	4,390,050
Strayer Education	23,285	1,307,918

		5,697,968

Diversified Financial Services–1.64%
†MSCI Class A	220,000	6,817,800

		6,817,800

Electric Utilities–1.56%
ITC Holdings	84,420	6,492,742

		6,492,742

Electrical Equipment–2.89%
Generac Holdings	350,000	12,008,500

		12,008,500

Energy Equipment & Services–4.01%
Carbo Ceramics	33,000	2,585,220
Core Laboratories	50,500	5,520,155
Helmerich & Payne	87,400	4,895,274
SEACOR Holdings	43,700	3,662,060

		16,662,709

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Food & Staples Retailing–1.66%
†United Natural Foods	128,284	$6,874,739

		6,874,739

Food Products–1.16%
†TreeHouse Foods	92,300	4,811,599

		4,811,599

Health Care Equipment & Supplies–2.46%
†Edwards Lifesciences	34,000	3,065,780
†IDEXX Laboratories	66,300	6,152,640
†Neogen.	21,700	983,444

		10,201,864

Health Care Providers & Services–2.29%
†Brookdale Senior Living	35,000	886,200
Community Health Systems	280,000	8,607,200

		9,493,400

Hotels, Restaurants & Leisure–11.60%
Ameristar Casinos	285,000	7,478,400
Choice Hotels International	310,000	10,422,200
Interval Leisure Group	110,000	2,132,900
†Manchester United Class A	151,675	2,131,034
†Panera Bread Class A	36,000	5,717,880
†Penn National Gaming	156,600	7,690,626
Vail Resorts	233,300	12,619,197

		48,192,237

Household Durables–1.07%
Church & Dwight	82,800	4,435,596

		4,435,596

Insurance–3.60%
†Arch Capital Group	233,300	10,269,866
Primerica	155,500	4,666,555

		14,936,421

Internet Software & Services–0.48%
†LivePerson	50,000	657,000
†Zillow Class A	47,925	1,329,919

		1,986,919

IT Services–5.16%
Booz Allen Hamilton Holding	457,000	6,361,440
†Gartner	174,900	8,048,898
MAXIMUS	110,800	7,004,776

		21,415,114

Life Sciences Tools & Services–2.57%
†Mettler-Toledo International	38,000	7,345,400
Techne	48,600	3,321,324

		10,666,724

Machinery–4.24%
†Colfax	166,390	6,713,837

LVIP Baron Growth Opportunities Fund–5

LVIP Baron Growth Opportunities Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Machinery (continued)
†Middleby	53,400	$6,846,414
†Rexnord	50,429	1,074,138
Valmont Industries	21,800	2,976,790

		17,611,179

Media–1.30%
Morningstar	86,000	5,403,380

		5,403,380

Oil, Gas & Consumable Fuels–3.27%
†Ceres	135,000	612,900
†Denbury Resources	70,000	1,134,000
†MPLX	9,879	308,126
†Oasis Petroleum	11,960	380,328
SM Energy	30,000	1,566,300
Susser Petroleum Partners	150,000	3,774,000
Targa Resources	110,000	5,812,400

		13,588,054

Pharmaceuticals–1.04%
#CFR Pharmaceuticals ADR 144A	170,179	4,300,679

		4,300,679

Professional Services–2.08%
†CoStar Group	87,351	7,806,559
†IHS Class A	8,700	835,200

		8,641,759

Real Estate Investment Trusts–4.77%
Alexander’s	11,600	3,837,280
Alexandria Real Estate Equities	34,000	2,356,880
American Assets Trust	100,000	2,793,000
American Campus Communities	38,000	1,752,940
Douglas Emmett	272,200	6,342,260
LaSalle Hotel Properties	107,100	2,719,269

		19,801,629

Road & Rail–4.30%
†Genesee & Wyoming Class A	194,400	14,789,950
Landstar System	58,300	3,058,418

		17,848,368

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Semiconductors & Semiconductor Equipment–1.81%
†Cymer	83,250	$7,528,298

		7,528,298

Software–8.36%
†Advent Software	125,000	2,672,500
†ANSYS	126,300	8,505,042
†Concur Technologies	60,000	4,051,200
FactSet Research Systems	50,900	4,482,254
†Guidewire Software	95,000	2,823,400
Pegasystems	135,000	3,061,800
†RealPage	220,000	4,745,400
†SS&C Technologies Holdings	190,000	4,392,800

		34,734,396

Specialty Retail–2.56%
Dick’s Sporting Goods	233,300	10,612,817

		10,612,817

Textiles, Apparel & Luxury Goods–4.67%
Ralph Lauren	68,000	10,194,560
†Under Armour Class A	190,000	9,220,700

		19,415,260

Trading Companies & Distributors–2.13%
†Air Lease	225,000	4,837,500
MSC Industrial Direct Class A	53,400	4,025,292

		8,862,792

Total Common Stock (Cost $229,511,208)		396,827,500

MONEY MARKET MUTUAL FUND–4.79%
Dreyfus Treasury & Agency Cash Management Fund	19,877,426	19,877,426

Total Money Market Mutual Fund (Cost $19,877,426)		19,877,426

TOTAL VALUE OF SECURITIES–100.34% (Cost $249,388,634)	416,704,926
« LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.34%)	(1,417,623)

NET ASSETS APPLICABLE TO 11,833,105 SHARES OUTSTANDING–100.00%	$415,287,303

NET ASSET VALUE–LVIP BARON GROWTH OPPORTUNITIES FUND STANDARD CLASS ($10,414,973 / 293,163 Shares)	$35.526

NET ASSET VALUE–LVIP BARON GROWTH OPPORTUNITIES FUND SERVICE CLASS ($404,872,330 / 11,539,942 Shares)	$35.084

LVIP Baron Growth Opportunities Fund–6

LVIP Baron Growth Opportunities Fund

Statement of Net Assets (continued)

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2012:
Shares of beneficial interest (unlimited authorization–no par)	$207,230,950
Undistributed net investment income	2,378,507
Accumulated net realized gain on investments	38,361,554
Net unrealized appreciation of investments	167,316,292

Total net assets	$415,287,303

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2012, the aggregate value of Rule 144A securities was $4,300,679, which represented 1.04% of the Fund’s net assets. See Note 7 in “Notes to Financial Statements.”

†	Non-income producing for the period.

«	Of this amount, $1,124,825 represents payable for securities purchased and $10,504 represents payable for fund shares redeemed as of December 31, 2012.

ADR–American Depositary Receipt

See accompanying notes, which are an integral part of the financial statements.

LVIP Baron Growth Opportunities Fund–7

LVIP Baron Growth Opportunities Fund

Statement of Operations

Year Ended December 31, 2012

LVIP Baron Growth Opportunities Fund

Statements of Changes in Net Assets

INVESTMENT INCOME:
Dividends	$11,918,796
Interest	1,481
Foreign tax withheld	(26,704)

11,893,573

EXPENSES:
Management fees	3,944,569
Distribution fees-Service Class	959,345
Accounting and administration expenses	169,843
Reports and statements to shareholders	71,656
Professional fees	27,463
Custodian fees	10,025
Trustees’ fees	9,651
Pricing fees	1,738
Other	12,064

5,206,354
Less expenses waived/reimbursed	(144,242)

Total operating expenses	5,062,112

NET INVESTMENT INCOME	6,831,461

NET REALIZED AND UNREALIZED GAIN:
Net realized gain on investments	39,041,436
Net change in unrealized appreciation (depreciation) of investments	19,914,047

NET REALIZED AND UNREALIZED GAIN	58,955,483

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$65,786,944

See accompanying notes, which are an integral part of the financial statements.

	Year Ended
	12/31/12	12/31/11
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$6,831,461	$(2,911,967)
Net realized gain	39,041,436	40,288,410
Net change in unrealized appreciation (depreciation)	19,914,047	(24,013,172)

Net increase in net assets resulting from operations	65,786,944	13,363,271

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(167,584)	—
Service Class	(4,510,015)	—
Net realized gain:
Standard Class	(551,918)	—
Service Class	(18,697,556)	—

	(23,927,073)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	6,518,485	33,617,773
Service Class	63,355,773	78,739,336
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	719,502	—
Service Class	23,207,571	—

	93,801,331	112,357,109

Cost of shares repurchased:
Standard Class	(5,735,668)	(66,063,767)
Service Class	(76,341,775)	(93,127,272)

	(82,077,443)	(159,191,039)

Increase (decrease) in net assets derived from capital share transactions	11,723,888	(46,833,930)

NET INCREASE (DECREASE) IN NET ASSETS	53,583,759	(33,470,659)
NET ASSETS:
Beginning of year	361,703,544	395,174,203

End of year	$415,287,303	$361,703,544

Undistributed net investment income	$2,378,507	$—

See accompanying notes, which are an integral part of the financial statements.

LVIP Baron Growth Opportunities Fund–8

LVIP Baron Growth Opportunities Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Baron Growth Opportunities Fund Standard Class
	Year Ended
	12/31/12	12/31/11		12/31/10		12/31/09		12/31/08
Net asset value, beginning of period	$31.857	$30.546		$24.109		$17.386		$29.986

Income (loss) from investment operations:
Net investment income (loss)[1]	0.681	(0.158)		(0.069)		(0.125)		(0.095)
Net realized and unrealized gain (loss)	5.155	1.469		6.506		6.848		(11.146)

Total from investment operations	5.836	1.311		6.437		6.723		(11.241)

Less dividends and distributions from:
Net investment income	(0.483)	—		—		—		—
Net realized gain	(1.684)	—		—		—		(1.359)

Total dividends and distributions	(2.167)	—		—		—		(1.359)

Net asset value, end of period	$35.526	$31.857		$30.546		$24.109		$17.386

Total return[2]	18.54%	4.29%		26.70%		38.67%		(38.98% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$10,415	$7,770		$40,730		$53,680		$28,648
Ratio of expenses to average net assets	1.04%	1.04%		1.04%		1.04%		1.04%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.08%	1.08%		1.09%		1.09%		1.09%
Ratio of net investment income (loss) to average net assets	1.97%	(0.49%	)	(0.27%	)	(0.63%	)	(0.38% )
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.93%	(0.53%	)	(0.32%	)	(0.68%	)	(0.43% )
Portfolio turnover	18%	18%		14%		10%		23%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Baron Growth Opportunities Fund–9

LVIP Baron Growth Opportunities Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Baron Growth Opportunities Fund Service Class
	Year Ended
	12/31/12	12/31/11		12/31/10		12/31/09		12/31/08
Net asset value, beginning of period	$31.488	$30.270		$23.951		$17.315		$29.944

Income (loss) from investment operations:
Net investment income (loss)[1]	0.586	(0.233)		(0.133)		(0.174)		(0.156)
Net realized and unrealized gain (loss)	5.092	1.451		6.452		6.810		(11.114)

Total from investment operations	5.678	1.218		6.319		6.636		(11.270)

Less dividends and distributions from:
Net investment income	(0.398)	—		—		—		—
Net realized gain.	(1.684)	—		—		—		(1.359)

Total dividends and distributions	(2.082)	—		—		—		(1.359)

Net asset value, end of period	$35.084	$31.488		$30.270		$23.951		$17.315

Total return[2]	18.24%	4.02%		26.38%		38.32%		(39.13% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$404,872	$353,934		$354,444		$290,589		$212,368
Ratio of expenses to average net assets	1.29%	1.29%		1.29%		1.29%		1.29%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.33%	1.33%		1.34%		1.34%		1.34%
Ratio of net investment income (loss) to average net assets	1.72%	(0.74%	)	(0.52%	)	(0.88%	)	(0.63% )
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.68%	(0.78%	)	(0.57%	)	(0.93%	)	(0.68% )
Portfolio turnover	18%	18%		14%		10%		23%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Baron Growth Opportunities Fund–10

LVIP Baron Growth Opportunities Fund

Notes to Financial Statements

December 31, 2012

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 66 series (Series). These financial statements and the related notes pertain to the LVIP Baron Growth Opportunities Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life), Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies), and to unaffiliated insurance companies. The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek capital appreciation through long-term investments in securities of small and mid-sized companies with undervalued assets or favorable growth prospects.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Open-end investment companies are valued at their published net asset value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2009–December 31, 2012), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received from investments in Real Estate Investment Trusts are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. The commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $4,250 for the year ended December 31, 2012. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

LVIP Baron Growth Opportunities Fund–11

LVIP Baron Growth Opportunities Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2012.

2. Management Fees and Other Transactions with Affiliates

Lincoln Investment Advisors Corporation (LIAC) is a registered investment advisor and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolios, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 1.00% of the Fund’s average daily net assets.

BAMCO, Inc. (BAMCO) (Sub-Advisor) a subsidiary of Baron Capital Group, Inc., provides day-to-day portfolio management services to the Fund. For these services, LIAC, not the Fund, pays BAMCO a fee based on the Fund’s average daily net assets.

LIAC has contractually agreed to waive its fee and/or reimburse the Fund to the extent that the Fund’s annual operating expenses exceed 1.04% of the Fund’s average daily net assets for the Standard Class (and 1.29% for the Service Class). The agreement will continue at least through April 30, 2013, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund paid Lincoln Life a fee at an annual rate of 0.008% of the average daily net assets of the Fund and reimbursed Lincoln Life for the cost of internal legal services. For the year ended December 31, 2012, fees for these administrative and legal services amounted to $31,557 and $3,587, respectively. Beginning January 1, 2013, the Trust will reimburse Lincoln Life for the cost of administrative and internal legal services.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2012, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$339,373
Distribution fees payable to LFD	84,855

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The Fund pays the compensation of unaffiliated trustees.

3. Investments

For the year ended December 31, 2012, the Fund made purchases of $67,855,898 and sales of $89,660,778 of investment securities other than short-term investments.

At December 31, 2012, the cost of investments for federal income tax purposes was $249,433,639. At December 31, 2012, net unrealized appreciation was $167,271,287, of which $172,634,901 related to unrealized appreciation of investments and $5,363,614 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

LVIP Baron Growth Opportunities Fund–12

LVIP Baron Growth Opportunities Fund

Notes to Financial Statements (continued)

3. Investments (continued)

Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2012:

	Level 1	Level 2	Total
Common Stock	$392,526,821	$4,300,679	$396,827,500
Money Market Mutual Fund	19,877,426	—	19,877,426

Total	$412,404,247	$4,300,679	$416,704,926

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2012, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. There were no dividends and distributions paid for the year ended December 31, 2011. The tax character of dividends and distributions paid during the year ended December 31, 2012 was as follows:

Year Ended 12/31/12
Ordinary income	$4,677,599
Long-term capital gains	19,249,474

Total	$23,927,073

5. Components of Net Assets on a Tax Basis

As of December 31, 2012, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$207,230,950
Undistributed net investment income	2,378,507
Undistributed long-term capital gains	38,406,559
Unrealized appreciation	167,271,287

Net assets	$415,287,303

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to dividends and distributions. Results of operations and net assets were not affected by these reclassifications. For the Year ended December 31, 2012, the Fund recorded the following reclassifications.

Net Investment Income	Paid-in-Capital
$224,645	$(224,645)

LVIP Baron Growth Opportunities Fund–13

LVIP Baron Growth Opportunities Fund

Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended	Year Ended
	12/31/12	12/31/11
Shares sold:
Standard Class	192,221	1,054,345
Service Class	1,868,944	2,469,970
Shares issued upon reinvestment of dividends and distributions:
Standard Class	20,677	—
Service Class	676,242	—

	2,758,084	3,524,315

Shares repurchased:
Standard Class	(163,630)	(2,143,845)
Service Class	(2,245,434)	(2,939,110)

	(2,409,064)	(5,082,955)

Net increase (decrease)	349,020	(1,558,640)

7. Market Risk

The Fund invests a significant portion of its assets in small-and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small-or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to LIAC the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the Statement of Net Assets.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

9. Subsequent Event

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Baron Growth Opportunities Fund–14

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Baron Growth Opportunities Fund

We have audited the accompanying statement of net assets of the LVIP Baron Growth Opportunities Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012 by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Baron Growth Opportunities Fund of the Lincoln Variable Insurance Products Trust at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 18, 2013

Philadelphia, Pennsylvania

LVIP Baron Growth Opportunities Fund–15

LVIP Baron Growth Opportunities Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2012, the Fund designates distributions paid during the year as follows:

(A) Long-Term Capital Gain Distribution (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
80.45%	19.55%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions

Approval of Investment Management and Sub-Advisory Agreements

On August 29 and September 10, 2012, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “LVIP Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the LVIP Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal or approval of the sub-advisory agreement with various sub-advisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the LVIP Trust (each a “Fund”).

The trustees who are not “interested persons” of the LVIP Trust (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and the sub-advisers prior to the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also received information about the Funds throughout the year in connection with the regular quarterly Board meetings from LIAC and, as applicable, the various portfolio management teams providing services to the Funds.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, LVIP Trust officers and Lincoln Life and LIAC employees to consider the renewal of the Advisory Agreements. In considering the renewal or approval of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered, among others, the factors listed below and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed or approved and accordingly, recommended to the Board of Trustees the renewal or approval of the Advisory Agreements.

Approval of Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Independent Trustees considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel, resources, compliance and LIAC’s criteria for review of the sub-adviser’s performance. The Independent Trustees reviewed the services provided by LIAC in serving as investment adviser, the personnel providing the investment management services and compliance staff, regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-adviser. The Independent Trustees noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Independent Trustees also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. Based on this information, the Independent Trustees concluded that the services provided by LIAC were satisfactory.

The Independent Trustees reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2012, for the Fund compared to the average performance of a performance universe of funds in a Lipper category underlying variable insurance products (“performance group”) and a benchmark index.

The Independent Trustees reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee, sub-advisory fee and expense ratio to those of a Lipper expense peer group for the Fund. The Independent Trustees considered that management fees as reported by Lipper include separate administrative and accounting fees for the Fund as well as the funds in the expense group, to the extent the expense group funds pay separate administrative and accounting fees. The expense peer group consists of the Fund and other funds in a Lipper category underlying variable insurance products, as classified by Lipper (“expense group”).

LVIP Baron Growth Opportunities Fund–16

LVIP Baron Growth Opportunities Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement with LIAC (continued)

The Independent Trustees considered that LIAC does not manage the day-to-day portfolio of the Fund, but had delegated those duties to an unaffiliated sub-adviser. The Independent Trustees concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.

The Independent Trustees noted that the investment management fees were higher than the average of a Lipper expense group and considered management’s representation that the fee level was reasonable given the fee paid to the sub-adviser and the sub-adviser’s expertise in the investment strategy. On the basis of the information provided, the Independent Trustees concluded that the Fund’s investment management fee was reasonable in light of the nature, quality and extent of services provided by LIAC.

The Independent Trustees considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors and considered that LIAC had implemented an expense limitation through September 30, 2012.

The Independent Trustees also reviewed the profitability analysis to LIAC and its affiliates with respect to the Fund individually and the Funds group overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Independent Trustees reviewed materials provided by LIAC and Lincoln as to any such benefits. Lincoln Insurance Companies receive and retain 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Independent Trustees also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from Lincoln Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates may benefit from economies of scale with the Fund when it bargains together with the Fund for certain services. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums will be allocated to the Fund as received.

Approval of Sub-Advisory Agreement with BAMCO

In considering the renewal of the sub-advisory agreement between LIAC and BAMCO, Inc. (“BAMCO”) on behalf of the Fund, the Independent Trustees considered the nature, extent and quality of services provided by BAMCO under the sub-advisory agreement. The Independent Trustees reviewed the services provided by BAMCO, the background of the investment professionals servicing the Fund and the reputation, resources and investment approach of BAMCO. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance and regulatory matters.

The Independent Trustees reviewed the Fund’s return compared to the average return of a Lipper performance group of mid-cap growth funds and the Russell 2000 Index. The Independent Trustees noted that the Fund’s return was above the average of the Lipper performance group and the benchmark index for the one year, three year and five year periods. The Independent Trustees considered LIAC’s view that BAMCO was a buy and hold investor with good long-term results. The Independent Trustees concluded that the services provided by BAMCO were satisfactory.

The Independent Trustees reviewed the sub-advisory fees compared to the fee BAMCO charges to other funds and clients with similar objectives and noted that the Fund was charged the lowest fee by BAMCO compared to other funds with similar investment strategies. The Independent Trustees also considered that the sub-advisory fees was above the average of the Lipper contractual sub-adviser fees expense group. The Independent Trustees considered that the sub-advisory fee schedule was negotiated between LIAC and BAMCO, an unaffiliated third party. The Independent Trustees concluded that the sub-advisory fees were reasonable.

With respect to profitability, the Independent Trustees considered that the sub-advisory fee schedule was negotiated between LIAC and BAMCO, an unaffiliated third party, and that LIAC compensates BAMCO from its fees. They also considered BAMCO’s statement that it believes that the fee is appropriate and reasonable in light of the services provided. The Independent Trustees reviewed materials provided by BAMCO as to any additional benefits it receives and noted that BAMCO has the ability to obtain research from broker-dealers that charge bundled commission rates and that research may or may not be used for the Fund and may be used for the benefit of other clients of BAMCO.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Independent Trustees determined that the terms of the investment management agreement and sub-advisory agreement for the Fund continue to be fair and reasonable, and that the continuation of each such agreement is in the best interests of the Fund and recommended the renewal of the respective agreements to the Board of Trustees.

LVIP Baron Growth Opportunities Fund–17

Officer/Trustee Information for Lincoln VIP Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Fidelity Investments	71	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	71	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Retired; Formerly, Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	71	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	71	N/A
Gary D. Lemon, PH.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly, Advisory Trustee since November 2004	Joseph Percival Allen III University Professor, James W. Emerson Director of the Robert C. McDermond Center for Management and Entrepreneurship, Professor of Economics and Management, DePauw University	71	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C.	71	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; Formerly, President Emeritus, Indiana Health Association; Formerly, President, Indiana Hospital & Health Association	71	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC.	71	N/A
Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since June 2011	Senior Vice President and Treasurer, Lincoln National Corporation; Formerly, Senior Vice President, Head of Insurance & Retirement Solutions Financial Management	N/A	N/A

LVIP Baron Growth Opportunities Fund–18

Officer/Trustee Information for Lincoln VIP Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Jill R. Whitelaw, Esq.[1] Radnor Financial Center, 150 N. Radnor Chestor Rd, Radnor, PA 19087 YOB: 1963	Vice President, Secretary, and Chief Legal Officer	Vice President, Secretary, and Chief Legal Officer since December 2012; Formerly, Secretary and Chief Legal Officer since June 2011	Vice President and Chief Counsel - Fund Management, The Lincoln National Life Insurance Company; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corp.; Formerly, Of Counsel - Montgomery, McCracken, Walker & Rhoades; Director - Merrill Lynch, Pierce, Fenner & Smith	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, Director of Funds Management, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A
Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Vice President since December 2012	Vice President, The Lincoln National Life Insurance Company	N/A	N/A
Blake W. Martin[1] Radnor Financial Center, 150 N. Radnor Chester Rd, Radnor, PA 19087 YOB: 1956	Vice President	Vice President since December 2012	Vice President and Head of Corporate Tax, Lincoln National Corporation; Formerly, Independent Consultant and Managing Director at Smart Business Advisory and Consulting, LLC.	N/A	N/A
John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President since June 2011 and Chief Compliance Officer since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A
David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011	Vice President, Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly, Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A

LVIP Baron Growth Opportunities Fund–19

Officer/Trustee Information for Lincoln VIP Trust (unaudited) (continued)

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*	The Trust Complex is comprised of the 66 Series of the Lincoln Variable Insurance Products Trust and the 5 Series of the Lincoln Advisors Trust.

[1]

All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940, by reason of their being officers of the Lincoln Investment Advisors Corporation.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Baron Growth Opportunities Fund–20

LVIP BlackRock Emerging Markets Index RPM Fund

LVIP BlackRock Emerging Markets Index RPM Fund

a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2012

LVIP BlackRock Emerging Markets Index RPM Fund

LVIP BlackRock Emerging Markets Index RPM Fund

2012 Annual Report Commentary (unaudited)

The Fund returned 10.42% (Standard Class shares with distributions reinvested) since inception on August 29, 2012, while its benchmark, the Russell Emerging Markets Index (net dividends)1, returned 10.86%.

Managed by:

Emerging market equities performed well in the fourth quarter as yield-starved investors sought riskier assets in the low interest rate environment. An aggressive round of monetary policy easing in many emerging countries earlier in 2012 boosted domestic growth in the latter half of the year. Emerging market stocks also benefited from a flood of foreign investment resulting from monetary easing in developed countries. As major central banks increased the global money supply, interest rates have remained low, forcing investors to seek out riskier assets in order to generate meaningful returns in their portfolios.

While the highly liquid, low-rate environment has bode well for emerging market stocks, slowing growth in the world economy has been challenging for developing economies that rely heavily on exports. Global trade slowed as Europe’s recession deepened, U.S. growth remained lackluster and growth continued to decelerate in China, the world’s second largest economy. Early in October, the International Monetary Fund lowered its global growth forecasts for 2012 and 2013 and warned that the world economy was at risk of falling into recession. Weakening global demand especially hurt commodities exporters such as Brazil, Russia and Indonesia and manufacturing countries including China and Taiwan.

While global news was dominated by political wrangling in the United States over the fiscal cliff (automatic tax increases and spending cuts set to take effect at the beginning of 2013), emerging market investors focused on political uncertainty in China leading up to the once-a-decade leadership change of the nation’s Communist Party. Chinese equities were pressured during the quarter as the central bank tightened liquidity and a housing bubble threatened the property market, but a more positive outlook on China’s economy stemming from the nation’s new leadership drove a strong rally in December.

In Southeast Asia, economic expansion and a rising middle class drew investors to Thailand and the Philippines, although some foreign investors withdrew from these markets when equity prices became relatively expensive. Turkish stocks delivered strong return. Stock markets in most of the developing countries represented in the index generated positive returns for the quarter. Egyptian stocks however, tumbled as the nation’s political turmoil and financial problems worsened.

From a sector perspective, financial stocks led the index for the quarter, followed by consumer staples, materials, information technology and industrials. While all of the sectors generated positive returns, energy stocks were hindered by falling oil prices during the quarter and telecommunications services generated only a slight gain.

Edward Corallo

Christopher Bliss

Greg Savage

BlackRock Investment Management LLC

Advised by:

Effective September 28, 2012, Lincoln Investment Advisors Corporation implemented an actively managed risk management overlay (“volatility management strategy”) that seeks to stabilize the risk within the Fund.

2012 ended on a positive note for global equity investors, with the White House and Congress reaching a last minute deal to temporarily avoid the so-called fiscal cliff of spending cuts and tax increases. This headline grabbing event wrapped up a year that proved quite lucrative for equity investors across global capital markets. The S&P 500® Index2 finished the year up 16%, notching the best calendar year performance for large-cap U.S. equities since 2009. These strong returns were realized during a period of slowly recovering employment, a long awaited improvement in the housing market and a period of continued near-record low interest rates that make equity investments more attractive to many investors. Despite the strong returns in equity markets, 2012 was not without its challenges. A sharp selloff during the spring and a second dip immediately following the November Presidential election tested investors’ resolve. Both of these sell-offs proved to be temporary as U.S. equities continued their march higher through the end of the year, rewarding investors for staying the course.

Investors in overseas stocks were also awarded for their patience in 2012, as it was a tale of two different markets. In the early part of the year, investors had to withstand a torrent of news from the troubled Eurozone, including divisive elections in Greece, significant austerity measures and a banking crisis in Spain. This, along with slowing growth in many large emerging economies and renewed tensions in the Middle East led many to be skeptical about prospects for international equities. Against this backdrop, stocks fell sharply in the second quarter. However, in mid-summer investors welcomed a long awaited commitment from the ECB to stand behind the troubled Eurozone through any means necessary. This triggered a rally in international stocks during the third and fourth quarters that led to a 2012 total return topping 17% for the MSCI EAFE Index (net dividends)3.

Bond investors realized another year of positive returns during 2012, with the Barclays Capital U.S. Aggregate Index4 advancing 4.2%. The environment for bond investors remained strong throughout the year, as continued low interest rates led to a wave of bond issuance across the fixed income sectors as borrowers looked to lock in the near-record low financing costs. Throughout the year central banks around the world reiterated their commitment to further stimulating stagnant developed market economies with previously unprecedented measures. This action was highlighted by the U.S. Federal Reserve, which during the year launched its third round of quantitative easing since the Financial Crisis along with a commitment to purchase an additional $40 billion a month in mortgage backed securities. This action is aimed at holding down interest rates to help stimulate economic growth in the still recovering U.S. economy. While headline yields were down only slightly during the year, with the 10-year U.S. Treasury yield ending the year yielding 1.76%, down just under 0.20% from the start of the year, investors experienced

LVIP BlackRock Emerging Markets Index RPM Fund–1

LVIP BlackRock Emerging Markets Index RPM Fund

2012 Annual Report Commentary (unaudited) (continued)

some significant interest rate volatility. The 10-year Treasury yield experienced a swing of nearly 1.00% during the year, peaking at 2.38% in March, and bottoming at 1.39% just four months later in July.

The volatility management strategy was successful in reducing the overall risk of the Fund during the fourth quarter. The volatility management strategy slightly added to results during the fourth quarter, which saw negative equity market results during October followed by positive results in November and December. Given the muted level of global equity market volatility, the Fund continued to hold a significant level of equity exposure at year-end.

David A. Weiss, CFA

Kevin J. Adamson, CPA

Lincoln Investment Advisors Corporation

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 8/29/12 through 12/31/12

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP BlackRock Emerging Markets Index RPM Fund on 8/29/12 (commencement of operations). As the chart shows, by December 31, 2012, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,042 for the Standard Class shares and to $11,033 for the Service Class shares. For comparison, look at how the Russell Emerging Markets Index (net dividends) did from 8/29/12 through 12/31/12. The same $10,000 investment would have increased to $11,086. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

Average annual total returns on investment	Ended 12/31/12

Standard Class Shares
Inception (8/29/12)	+10.42%

Service Class Shares
Inception (8/29/12)	+10.33%

1.	The Russell Emerging Markets Index (net dividends) measures the performance of the invest able securities in emerging countries globally. The Russell Emerging Markets Index (net dividends) is constructed to provide a comprehensive and unbiased barometer for this market segment and is completely reconstituted annually to accruately reflect the changes in the market over time.

2.	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

3.	The MSCI EAFE Index (net dividends) is a free-float adjusted market capitalization index that is designed to measure equity market performance of developed markets (Europe, Australasia and the Far East), excluding the U.S. and Canada.

4.	The Barclays Capital U.S. Aggregate Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million per amount outstanding.

LVIP BlackRock Emerging Markets Index RPM Fund–2

LVIP BlackRock Emerging Markets Index RPM Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period August 29, 2012* to December 31, 2012

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies) and to unaffiliated insurance companies. The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from August 29, 2012* to December 31, 2012.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the tables reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Annualized Expense Ratio	Expenses Paid During Period 7/1/12 to 12/31/12
Actual*
Standard Class Shares	$1,000.00	$1,104.20	0.80%	$2.87
Service Class Shares	1,000.00	1,103.30	1.05%	3.77
Hypothetical (5% return before expenses)**
Standard Class Shares	$1,000.00	$1,021.11	0.80%	$4.06
Service Class Shares	1,000.00	1,019.86	1.05%	5.33

*	The Fund commenced operations on August 29, 2012. The ending account value for “Actual” uses the performance since inception and is not annualized and the expenses paid during period for “Actual” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 125/366 (to reflect the actual since inception).

**	“Expenses Paid During Period” for “Hypothetical” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP BlackRock Emerging Markets Index RPM Fund–3

LVIP BlackRock Emerging Markets Index RPM Fund

Security Type/Country and Sector Allocations

and Top 10 Equity Holdings (unaudited)

As of December 31, 2012

Security Type/Country	Percentage of Net Assets
Common Stock	70.95%
Brazil	5.91%
China	11.84%
Colombia	0.85%
Cyprus	0.03%
Czech Republic	0.24%
Egypt	0.19%
Hong Kong	3.95%
Hungary	0.21%
India	1.90%
Indonesia	2.02%
Luxembourg	0.03%
Malaysia	2.99%
Mexico	3.68%
Morocco	0.16%
Peru	0.45%
Philippines	0.77%
Poland	0.99%
Republic of Korea	11.21%
Russia	5.85%
South Africa	6.18%
Taiwan	7.82%
Thailand	1.96%
Turkey	1.42%
United Arab Emirates	0.26%
United Kingdom	0.04%
Exchange-Traded Funds	5.24%
Preferred Stock	5.66%
Right	0.00%
Money Market Mutual Fund	16.29%
Total Value of Securities	98.14%
Receivables and Other Assets Net of Liabilities	1.86%
Total Net Assets	100.00%

Sector designations may be different than the sector designations presented in other Fund materials.

Sector	Percentage of Net Assets
Aerospace & Defense	0.13%
Air Freight & Logistics	0.05%
Airlines	0.26%
Auto Components	0.67%
Automobiles	1.89%
Beverages	1.49%
Building Products	0.04%

Sector	Percentage of Net Assets
Capital Markets	0.37%
Chemicals	2.19%
Commercial Banks	14.05%
Commercial Services & Supplies	0.02%
Communications Equipment	0.24%
Computers & Peripherals	0.81%
Construction & Engineering	0.92%
Construction Materials	1.05%
Consumer Finance	0.09%
Containers & Packaging	0.05%
Distributor	0.07%
Diversified Consumer Services	0.09%
Diversified Financial Services	1.65%
Diversified Telecommunication Services	1.46%
Electric Utilities	1.04%
Electrical Equipment	0.12%
Electronic Equipment, Instruments & Components	1.47%
Energy Equipment & Services	0.15%
Food & Staples Retailing	1.76%
Food Products	2.20%
Gas Utilities	0.31%
Health Care Equipment & Supplies	0.12%
Health Care Providers & Services	0.43%
Hotels, Restaurants & Leisure	0.42%
Household Durables	0.76%
Independent Power Producers & Energy Traders	0.45%
Industrial Conglomerates	1.37%
Insurance	2.30%
Internet Software & Services	1.65%
IT Services	0.57%
Machinery	0.73%
Marine	0.15%
Media	0.92%
Metals & Mining	5.76%
Multiline Retail	0.68%
Multi-Utilities	0.12%
Oil, Gas & Consumable Fuels	10.27%
Paper & Forest Products	0.20%
Personal Products	0.34%
Pharmaceuticals	0.51%
Professional Services	0.02%
Real Estate Investment Trusts	0.03%
Real Estate Management & Development	1.45%
Road & Rail	0.13%
Semiconductors & Semiconductor Equipment	6.08%
Software	0.10%
Specialty Retail	0.75%

LVIP BlackRock Emerging Markets Index RPM Fund–4

LVIP BlackRock Emerging Markets Index RPM Fund

Security Type/Country and Sector Allocations and Top 10 Equity Holdings (unaudited) (continued)

Sector	Percentage of Net Assets
Textiles, Apparel & Luxury Goods	0.17%
Tobacco	0.38%
Trading Companies & Distributors	0.27%
Transportation Infrastructure	0.59%
Unknown Industry	5.26%
Water Utilities	0.15%
Wireless Telecommunication Services	4.08%
Total	81.85%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Samsung Electronics	3.21%
Taiwan Semiconductor Manufacturing	1.61%
China Construction Bank	1.33%
China Mobil	1.22%
Gazprom	1.08%
Lukoil	1.04%
Industrial & Commercial Bank of China	0.92%
MTN Group	0.78%
Bank of China	0.75%
Petroleo Brasileiro	0.75%
Total	12.69%

LVIP BlackRock Emerging Markets Index RPM Fund–5

LVIP BlackRock Emerging Markets Index RPM Fund

Statement of Net Assets

December 31, 2012

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK–70.95%
Brazil–5.91%
AES Tiete	3,900	$39,942
All America Latina Logistica	10,200	41,378
Amil Participacoes	2,600	39,156
Arteris	4,400	40,703
Banco Bradesco	21,900	362,844
Banco do Brasil	26,500	331,169
Banco Santander Brasil	833,500	61,032
BM&FBovespa	43,600	297,974
BR Malls Participacoes	9,800	129,263
BR Properties	4,800	59,751
Bradespar	1,800	26,844
Brasil Foods	21,300	438,685
CCR	19,500	185,148
Centrais Eletricas Brasileiras	8,300	25,648
CETIP–Mercados Organizados	4,600	57,014
Cia de Bebidas das Americas	4,100	167,523
†Cia de Saneamento Basico do Estado de Sao Paulo	2,500	106,017
Cia de Saneamento de Minas Gerais	1,300	27,764
Cia Energetica de Minas Gerais	2,200	23,520
Cia Hering	3,700	75,842
Cia Paranaense de Energia	1,000	12,302
Cia Siderurgica Nacional	16,100	93,213
Cielo	5,700	158,576
Cosan Class A	5,354	92,678
Cosan Industria e Comercio	3,400	69,295
CPFL Energia	7,500	78,350
Cyrela Brazil Realty Empreendimentos e Participacoes	6,000	52,399
Diagnosticos da America	4,600	29,619
Duratex	6,400	46,395
EcoRodovias Infraestrutura e Logistica	6,200	52,360
Embraer	16,100	113,568
Energias do Brasil	5,800	35,363
†Fibria Celulose	6,300	69,412
Gerdau	7,300	54,915
Grupo BTG Pactual	3,100	46,912
Guararapes Confeccoes	200	11,861
†Hypermarcas	8,300	67,340
Itau Unibanco Holding	6,600	100,458
Itausa–Investimentos Itau	13,765	97,366
†JBS	19,000	55,651
†Kroton Educacional	1,800	40,640
Light	3,800	41,404
Localiza Rent a Car	2,800	51,257
Lojas Americanas	3,700	32,186
Lojas Renner	2,800	109,007
M Dias Branco	1,000	38,121
†Marfrig Alimentos	2,200	9,107
Marisa Lojas	2,300	36,524
Metalurgica Gerdau	1,409	12,415
†MMX Mineracao e Metalicos	2,800	6,083

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Brazil (continued)
†MPX Energia	2,800	$15,240
MRV Engenharia e Participacoes	7,400	43,277
Multiplan Empreendimentos Imobiliarios	3,300	96,978
Multiplus	1,200	27,954
Natura Cosmeticos	4,200	120,228
Odontoprev	5,700	29,856
†OGX Petroleo e Gas Participacoes	33,100	70,773
Oi	5,000	22,358
†OSX Brasil	1,200	6,239
PDG Realty Empreendimentos e Participacoes	24,600	39,749
Petroleo Brasileiro	92,800	885,643
Porto Seguro	2,800	32,107
†Qualicorp	2,600	26,920
Raia Drogasil	6,600	74,329
Souza Cruz	9,000	135,362
Sul America	2,400	20,737
Telefonica Brasil	800	17,047
Tim Participacoes	18,300	73,254
Totvs	3,200	63,094
Tractebel Energia	5,400	87,913
Usinas Siderurgicas de Minas Gerais	1,900	12,679
Vale	37,500	773,981
WEG	5,000	65,902

		6,993,614

☐China–11.84%
AAC Technologies Holdings	16,000	56,737
Agile Property Holdings	30,000	43,073
Agricultural Bank of China	500,000	252,343
Air China	50,000	42,819
†Aluminum Corp of China	64,000	30,098
†Angang Steel	16,000	12,025
Anhui Conch Cement	25,000	93,391
Anhui Gujing Distillery Class B	2,300	7,637
Anta Sports Products	14,000	12,598
AviChina Industry & Technology	32,000	14,387
†Baidu ADR	6,378	639,650
Bank of China	1,963,000	889,078
Bank of Communications	132,000	100,954
†Baoxin Auto Group	13,000	10,736
BBMG	18,000	16,767
Beijing Capital International Airport	28,000	20,326
†Byd	9,000	27,586
China BlueChemical	74,000	50,484
China Citic Bank	161,000	97,577
China Coal Energy	90,000	100,031
China Communications Construction	95,000	93,550
China Communications Services	54,000	31,559
China Construction Bank	1,933,000	1,579,793
†China COSCO Holdings	49,000	24,616

LVIP BlackRock Emerging Markets Index RPM Fund–6

LVIP BlackRock Emerging Markets Index RPM Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
☐China (continued)
†China Eastern Airlines	40,000	$16,126
China Hongqiao Group	19,000	10,136
†China International Marine Containers Group Class H	10,200	15,635
China Life Insurance	175,000	579,656
China Longyuan Power Group	50,000	35,187
China Merchants Bank	81,500	183,255
China Merchants Property Development Class B	3,200	11,348
China Minsheng Banking	104,500	122,768
China Molybdenum	16,000	7,144
China National Building Material	76,000	114,122
China Oilfield Services	38,000	79,683
China Pacific Insurance Group	49,200	185,523
China Petroleum & Chemical	384,000	442,124
China Railway Construction	48,000	55,533
China Railway Group	100,000	59,466
China Rongsheng Heavy Industries Group Holdings	57,000	9,336
China Shanshui Cement Group	41,000	30,684
China Shenhua Energy	81,500	365,093
†China Shipping Container Lines	105,000	31,078
China Shipping Development	20,000	11,757
China Southern Airlines	40,000	20,453
China Telecom	318,000	179,826
=China Vanke Class B	22,800	36,773
†China Yurun Food Group	23,000	17,018
†China Zhongwang Holdings	40,000	15,131
Chongqing Changan Automobile Class B	16,200	9,130
Chongqing Rural Commercial Bank	43,000	24,005
CNOOC	379,000	835,007
†Country Garden Holdings	107,000	57,170
CSG Holding Class B	12,400	8,549
CSR	43,000	38,290
†Ctrip.com International ADR	3,729	84,984
Dalian Port PDA	28,000	6,709
Datang International Power Generation	56,000	21,534
Dongfang Electric	4,800	9,881
Dongfeng Motor Group	62,000	97,621
ENN Energy Holdings	14,000	61,351
Evergrande Real Estate Group	144,000	81,231
Fosun International	31,500	20,353
†Foxconn International Holdings	49,000	24,037
Golden Eagle Retail Group	15,000	37,362
Great Wall Motor	22,500	72,373
Guangdong Electric Power Development Class B	13,500	8,246
Guangshen Railway	44,000	17,663
Guangzhou Automobile Group	36,000	32,460
Guangzhou Pharmaceutical	12,000	21,690

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
☐China (continued)
Guangzhou R&F Properties	26,800	$45,424
†Haitong Securities	26,400	46,029
Hengan International Group	15,000	137,002
†Huadian Power International	20,000	7,069
Huaneng Power International	66,000	61,661
Industrial & Commercial Bank of China	1,513,000	1,092,133
Inner Mongolia Yitai Coal Class B	11,900	67,943
Intime Department Store Group	18,500	22,140
Jiangsu Expressway	28,000	29,155
Jiangxi Copper	29,000	78,126
Lenovo Group	162,000	149,385
Longfor Properties	27,000	53,687
†Maanshan Iron & Steel	30,000	9,347
†=Metallurgical Corp of China	52,000	10,131
Mindray Medical International ADR	2,527	82,633
†NetEase ADR	1,768	75,228
New China Life Insurance	2,600	10,072
New Oriental Education & Technology Group ADR	3,524	68,471
Parkson Retail Group	32,500	26,417
PetroChina	500,000	721,389
PICC Property & Casualty	52,000	74,276
Ping An Insurance Group of China	46,000	392,397
†Qihoo 360 Technology ADR	1,223	36,311
†Renren ADR	2,703	9,325
Sany Heavy Equipment International Holdings	15,000	7,942
Shandong Weigao Group Medical Polymer	56,000	56,194
Shanghai Electric Group	44,000	19,167
Shanghai Friendship Group Class B	5,600	6,603
Shanghai Lujiazui Finance & Trade Zone Development Class B	10,100	12,737
Shanghai Pharmaceuticals Holding	14,700	28,310
†Shanghai Zhenhua Heavy Industries Class B	19,300	6,724
Shenzhou International Group Holdings	8,000	18,170
Shui On Land	127,500	62,642
Sichuan Expressway	22,000	8,012
Sihuan Pharmaceutical Holdings Group	24,000	10,654
†Sina	1,548	77,741
Sino-Ocean Land Holdings	62,500	47,536
Sinopec Shanghai Petrochemical	38,000	13,741
Sinopec Yizheng Chemical Fibre	30,000	7,543
Sinopharm Group	25,600	81,300
Sinotruk Hong Kong	12,000	9,271
Soho China	46,500	37,814
†Sohu.com	761	36,026
Springland International Holdings	16,000	8,569

LVIP BlackRock Emerging Markets Index RPM Fund–7

LVIP BlackRock Emerging Markets Index RPM Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
☐China (continued)
Sun Art Retail Group	59,000	$91,224
Tencent Holdings	22,600	741,263
Tingyi Cayman Islands Holding	42,000	118,175
Tsingtao Brewery	6,000	35,764
Uni-President China Holdings	22,000	23,434
Want Want China Holdings	121,000	169,583
Weichai Power	13,000	58,761
Weifu High-Technology Group Class B	2,600	8,460
Wumart Stores	10,000	21,631
Xinjiang Goldwind Science & Technology Class H	41,600	18,185
Yantai Changyu Pioneer Wine Class B	4,200	24,853
Yanzhou Coal Mining	46,000	78,421
†Youku Tudou ADR	3,075	56,088
Zhaojin Mining Industry	14,000	22,410
Zhejiang Expressway	32,000	25,314
Zhongsheng Group Holdings	12,500	19,191
Zhuzhou CSR Times Electric	16,000	60,730
Zijin Mining Group	136,000	54,760
Zoomlion Heavy Industry Science & Technology	33,000	49,695
ZTE	11,600	19,919

		14,012,624

Colombia–0.85%
Almacenes Exito	4,267	85,726
Banco de Bogota	2,087	64,370
Bancolombia	5,672	96,299
Celsia	8,582	25,935
Cementos Argos	7,127	40,737
Corp Financiera Colombiana	1,844	38,070
Ecopetrol	104,206	321,995
Empresa de Energia de Bogota	17,390	12,499
Grupo Argos	5,709	67,849
Grupo Aval Acciones y Valores	24,119	17,608
Grupo de Inversiones Suramericana	5,596	120,344
Grupo Nutresa	4,576	65,830
Interconexion Electrica ESP	6,705	36,428
Isagen ESP	11,952	16,944

		1,010,634

Cyprus–0.03%
Globaltrans Investment GDR	2,353	38,848

		38,848

Czech Republic–0.24%
CEZ	3,684	131,803
Komercni Banka	303	64,060
†Telefonica Czech Republic	5,483	93,352

		289,215

Egypt–0.19%
Commercial International Bank Egypt	12,969	70,493

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Egypt (continued)
†Orascom Construction Industries	2,210	$87,691
†Orascom Telecom Holding	64,692	40,382
Telecom Egypt	11,007	24,489

		223,055

■Hong Kong–3.95%
ASM Pacific Technology	5,400	66,301
Beijing Enterprises Holdings	10,000	65,598
Belle International Holdings	115,000	254,351
BOC Hong Kong Holdings	90,000	283,142
†Brightoil Petroleum Holdings	65,000	13,276
†Brilliance China Automotive Holdings	62,000	77,921
China Agri-Industries Holdings	35,100	19,947
China Everbright	22,000	43,352
China Foods	14,000	13,031
China Mengniu Dairy	25,000	71,465
China Merchants Holdings International	36,000	117,576
China Mobil	122,500	1,441,655
China Overseas Land & Investment	88,000	267,579
China Resources Cement Holdings	52,000	34,944
China Resources Enterprise	28,000	102,481
China Resources Gas Group	16,000	33,177
China Resources Land	44,000	121,920
China Resources Power Holdings	42,000	108,219
China State Construction International Holdings	38,000	46,389
†China Taiping Insurance Holdings	15,800	32,389
China Unicom Hong Kong	100,000	162,605
Chow Tai Fook Jewellery Group	32,000	52,119
Citic Pacific	58,000	87,758
COSCO Pacific	40,000	58,003
Far East Horizon	39,000	31,714
Focus Media Holding ADR	2,281	58,576
Franshion Properties China	82,000	29,891
GCL-Poly Energy Holdings	210,000	43,476
Geely Automobile Holdings	95,000	45,911
†GOME Electrical Appliances Holding	201,000	24,323
Guangdong Investment	52,000	41,189
†Haier Electronics Group	15,000	22,250
Kingboard Chemical Holdings	13,000	46,948
Kunlun Energy	84,000	177,618
KWG Property Holding	18,500	14,206
Lee & Man Paper Manufacturing	69,000	44,339
Lifestyle International Holdings	13,500	33,397
†Melco Crown Entertainment	7,500	42,190
†MMG	120,000	50,874
New World China Land	58,000	28,141
Nine Dragons Paper Holdings	39,000	36,238
†Poly Property Group	46,000	36,831
Shanghai Industrial Holdings	11,000	39,225
Shangri-La Asia	36,000	72,525

LVIP BlackRock Emerging Markets Index RPM Fund–8

LVIP BlackRock Emerging Markets Index RPM Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
■Hong Kong (continued)
Shimao Property Holdings	42,000	$81,083
Shougang Fushan Resources Group	80,000	30,028
Yue Yuen Industrial Holdings	20,000	67,649

		4,673,820

Hungary–0.21%
Magyar Telekom Telecommunications	7,628	13,021
MOL Hungarian Oil & Gas	920	74,269
OTP Bank	6,623	124,851
Richter Gedeon	237	38,912

		251,053

India–1.90%
Axis Bank GDR	3,867	95,743
Dr. Reddy’s Laboratories ADR	4,492	149,539
HDFC Bank ADR	6,392	260,282
ICICI Bank ADR	8,643	376,921
Infosys ADR	8,225	347,918
Larsen & Toubro GDR	2,676	80,277
Mahindra & Mahindra GDR	5,848	99,338
†Ranbaxy Laboratories GDR	11,158	101,538
#Reliance Industries GDR 144A	6,551	199,937
State Bank of India GDR	1,193	108,797
Sterlite Industries India ADR	18,734	161,300
Tata Motors ADR	5,335	153,221
Wipro ADR	12,479	109,316

		2,244,127

Indonesia–2.02%
Adaro Energy	285,500	47,360
Astra Agro Lestari	5,500	11,293
Astra International	487,500	386,172
Bank Central Asia	264,000	250,137
Bank Danamon Indonesia	65,500	38,442
Bank Mandiri Persero	190,000	160,496
Bank Negara Indonesia Persero	150,000	57,812
†Bank Pan Indonesia	95,500	6,279
Bank Rakyat Indonesia Persero	230,500	167,171
†Bank Tabungan Pensiunan Nasional	48,500	26,420
Bumi Resources	570,500	35,192
Charoen Pokphand Indonesia	143,000	54,424
Gudang Garam	9,500	55,664
Harum Energy	69,500	43,511
Indo Tambangraya Megah	9,500	41,126
Indocement Tunggal Prakarsa	25,500	59,569
Indofood CBP Sukses Makmur	63,000	51,109
Indofood Sukses Makmur	89,500	54,443
Indomobil Sukses Internasional	15,500	8,544
Indosat	22,500	15,103
Jasa Marga Persero	117,000	66,278
Kalbe Farma	496,500	54,716
Media Nusantara Citra	76,500	19,876
Perusahaan Gas Negara Persero	231,500	110,852

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Indonesia (continued)
†Salim Ivomas Pratama	389,000	$46,537
Semen Gresik Persero	88,500	146,186
Sinar Mas Multiartha	50,500	23,973
Tambang Batubara Bukit Asam Persero	15,000	23,648
Telekomunikasi Indonesia Persero	199,500	188,034
Unilever Indonesia	22,500	48,780
United Tractors	29,000	59,822
Vale Indonesia	48,000	11,782
XL Axiata	30,000	17,801

		2,388,552

Luxembourg–0.03%
O’Key Group GDR	2,545	29,776

		29,776

Malaysia–2.99%
AirAsia	65,600	59,025
AMMB Holdings	62,300	138,535
Axiata Group	134,300	290,483
Batu Kawan	5,100	31,719
British American Tobacco Malaysia	2,700	54,946
Bumi Armada	20,300	26,511
CIMB Group Holdings	113,900	285,106
DiGi.Com	75,600	131,393
Felda Global Ventures Holdings	76,100	114,971
Genting	44,500	134,531
Genting Malaysia	53,300	62,223
Hong Leong Bank	16,400	79,480
Hong Leong Financial Group	8,000	34,647
†IHH Healthcare	39,000	43,201
IJM	22,200	36,317
IOI	61,700	103,135
Kuala Lumpur Kepong	10,000	78,798
Malayan Banking	76,900	231,933
Malaysia Marine & Heavy Engineering Holdings	29,300	42,350
Maxis	50,700	110,253
†MISC	27,900	39,408
MMC	20,300	17,464
Nestle Malaysia	1,600	33,075
Petronas Chemicals Group	58,900	123,598
Petronas Dagangan	6,500	49,951
Petronas Gas	16,700	106,600
PPB Group	12,800	48,555
Public Bank	55,900	298,266
RHB Capital	16,300	41,106
†Sapurakencana Petroleum	50,100	51,949
Sime Darby	57,000	178,019
SP Setia	42,600	43,046
Telekom Malaysia	47,600	94,017
Tenaga Nasional	59,600	135,491

LVIP BlackRock Emerging Markets Index RPM Fund–9

LVIP BlackRock Emerging Markets Index RPM Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Malaysia (continued)
†UEM Land Holdings	24,200	$16,769
UMW Holdings	8,200	32,017
YTL	163,900	102,273
YTL Power International	83,400	42,661

		3,543,822

Mexico–3.68%
Alfa Class A	74,000	158,273
Alpekde	5,777	15,692
America Movil	586,800	680,053
America Movil ADR	717	16,599
Arca Continental	7,900	59,169
†Cemex CPO	270,900	268,408
Coca-Cola Femsa	1,700	25,428
Compartamos	48,800	70,153
El Puerto de Liverpool	4,800	51,096
Fomento Economico Mexicano	43,400	437,236
Fresnillo	4,277	131,223
Grupo Bimbo Class A	54,000	140,672
Grupo Carso	14,200	70,214
Grupo Comercial Chedraui	6,400	20,921
Grupo Elektra	1,570	67,086
Grupo Financiero Banorte	43,900	285,202
Grupo Financiero Inbursa	45,400	138,445
Grupo Mexico Class B	85,500	310,305
Grupo Modelo Class C	13,300	120,027
Grupo Televisa	59,100	314,079
†Impulsora del Desarrollo y El Empleo en America Latina Class B	24,200	44,734
Industrias Penoles	3,025	153,510
†Inmuebles Carso	21,000	17,489
Kimberly-Clark de Mexico Class A	45,900	118,606
Mexichem	26,700	149,229
†Minera Frisco	10,400	44,115
†OHL Mexico	8,400	18,548
Organizacion Soriana Class B	4,900	18,802
Wal-Mart de Mexico Series V	123,700	406,101

		4,351,415

Morocco–0.16%
Attijariwafa Bank	1,535	56,823
Banque Centrale Populaire	1,964	45,736
Banque Marocaine du Commerce Exterieur	673	12,735
Cie Generale Immobiliere	70	6,540
Douja Promotion Groupe Addoha	3,006	22,398
Lafarge Ciments	83	12,320
Maroc Telecom	3,007	37,612

		194,164

Peru–0.45%
Alicorp Class C	11,381	37,008
BBVA Banco Continental	5,420	14,142

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Peru (continued)
Cia de Minas Buenaventura ADR	4,303	$154,693
Cia Minera Milpo	6,860	7,928
Credicorp	1,833	268,645
†Sociedad Minera Cerro Verde	428	16,264
Volcan Cia Minera Class B	29,893	30,332

		529,012

Philippines–0.77%
Aboitiz Equity Ventures	44,700	57,843
Aboitiz Power	40,800	36,744
Alliance Global Group	68,700	28,154
Ayala	3,340	42,179
Ayala Land	88,900	57,466
Bank of the Philippine Islands	26,270	60,946
†BDO Unibank	25,200	44,776
DMCI Holdings	13,000	17,081
Energy Development	141,900	23,388
GT Capital Holdings	4,910	74,240
International Container Terminal Services	15,900	28,727
JG Summit Holdings	54,800	52,864
Jollibee Foods	7,000	17,389
Manila Electric	3,640	23,189
Metro Pacific Investments	556,000	60,506
Metropolitan Bank & Trust	15,440	38,444
Petron	68,000	17,326
Philex Mining	24,000	8,783
San Miguel	15,470	39,756
SM Investments	4,990	107,678
SM Prime Holdings	113,000	45,553
Universal Robina	11,900	24,301

		907,333

Poland–0.99%
Bank Handlowy w Warszawie	567	18,028
Bank Pekao	2,806	152,440
†BRE Bank	279	29,457
Enea	3,431	17,488
†ING Bank Slaski	781	23,147
Jastrzebska Spolka Weglowa	677	20,318
KGHM Polska Miedz	3,394	209,912
PGE	14,773	87,255
†Polski Koncern Naftowy Orlen	7,865	126,219
†Polskie Gornictwo Naftowe i Gazownictwo	35,702	60,289
Powszechna Kasa Oszczednosci Bank Polski	13,590	162,939
Powszechny Zaklad Ubezpieczen	1,171	165,971
Tauron Polska Energia	22,240	34,200
Telekomunikacja Polska	16,958	66,974

		1,174,637

LVIP BlackRock Emerging Markets Index RPM Fund–10

LVIP BlackRock Emerging Markets Index RPM Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

rCOMMON STOCK (continued)
Republic of Korea–11.21%
†Amorepacific	60	$68,460
†BS Financial Group	3,170	39,563
†Celltrion	2,381	58,516
†Cheil Industries	951	84,613
†CJ CheilJedang	177	59,550
†Daelim Industrial	629	51,855
†Daewoo Engineering & Construction	2,800	26,386
†Daewoo International	910	34,114
Daewoo Securities	4,070	46,560
†Daewoo Shipbuilding & Marine Engineering	2,850	73,567
Dongbu Insurance	1,050	45,658
Doosan	348	42,554
†Doosan Heavy Industries & Construction	1,578	67,580
†Doosan Infracore	2,150	34,786
†E-Mart	420	93,978
†GS Engineering & Construction	869	47,353
†GS Holdings	1,160	79,581
†Hankook Tire	1,529	67,563
†Hankook Tire Worldwide	1,830	34,237
†Hanwha	1,990	64,220
†Hanwha Chemical	1,850	32,236
Hanwha Life Insurance	13,360	97,142
†Honam Petrochemical	270	63,313
†Hyosung	560	39,099
†Hyundai Department Store	352	52,711
†Hyundai Development	1,360	27,914
†Hyundai Engineering & Construction	1,989	131,975
†Hyundai Glovis	287	60,126
†Hyundai Heavy Industries	972	222,594
†Hyundai Hysco	570	24,535
†Hyundai Merchant Marine	2,250	50,171
†Hyundai Mipo Dockyard	265	31,996
†Hyundai Mobis	1,703	465,052
†Hyundai Motor	3,581	743,016
†Hyundai Steel	1,579	131,907
†Hyundai Wia	419	68,694
†Industrial Bank of Korea	4,140	46,586
†Kangwon Land	2,160	59,419
†KB Financial Group	7,860	282,581
KCC	100	28,129
†KEPCO Engineering & Construction	174	11,566
†Kia Motors	6,080	325,403
†Korea Aerospace Industries	1,610	39,294
†Korea Electric Power	5,910	168,910
†Korea Exchange Bank	7,360	52,999
†Korea Gas	510	36,107
Korea Investment Holdings	960	38,795
†Korea Zinc	181	69,639
†Korean Air Lines	810	34,725
†KT	2,880	96,400

	Number of Shares	Value (U.S. $)

rCOMMON STOCK (continued)
Republic of Korea (continued)
†KT&G	2,653	$201,537
†Kumho Petro Chemical	243	30,269
†LG	2,458	151,558
†LG Chem	1,030	324,027
†LG Display	6,280	186,439
†LG Electronics	2,883	201,395
LG Household & Health Care	190	117,155
†LG Uplus	4,460	32,851
†Lotte Shopping	197	70,025
†LS	356	31,744
†Mando	309	37,642
†NCSoft	420	59,821
=Neo Holdings	348	0
†NHN	1,023	218,725
†OCI	493	77,300
†Orion	71	73,301
POSCO	1,625	535,805
†Samsung C&T	3,194	189,900
†Samsung Card	1,070	36,912
†Samsung Electro-Mechanics	1,434	134,925
Samsung Electronics	2,628	3,800,529
†Samsung Engineering	665	104,281
Samsung Fire & Marine Insurance	942	192,613
†Samsung Heavy Industries	3,520	129,453
Samsung Life Insurance	2,015	178,877
†Samsung SDI	862	123,146
Samsung Securities	2,070	105,053
†Samsung Techwin	765	43,222
†Shinsegae	257	52,761
†SK C&C	643	62,441
†SK Holdings	554	94,303
†SK Hynix	11,480	281,012
†SK Innovation	1,429	237,989
†SK Networks	3,420	27,284
SK Telecom	935	134,184
S-Oil	1,130	112,340
†Woongjin Coway	1,640	67,149
†Woori Finance Holdings	10,330	115,982
Woori Investment & Securities	3,040	34,316

		13,261,994

Russia–5.85%
Aeroflot-Russian Airlines	11,928	17,642
Alrosa	11,600	11,442
Bashneft	409	23,507
E.ON Russia	196,000	16,845
†Enel OGK-5	103,603	5,505
†Federal Grid Unified Energy System	5,610,000	37,340
Federal Hydrogenerating	2,630,000	63,182
Gazprom	270,260	1,277,335
†IDGC Holding	381,000	24,617
†Inter Rao Ues	39,900,000	32,545

LVIP BlackRock Emerging Markets Index RPM Fund–11

LVIP BlackRock Emerging Markets Index RPM Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

rCOMMON STOCK (continued)
Russia (continued)
Irkutskenergo	5,400	$2,898
LSR Group	602	11,190
Lukoil	18,669	1,226,140
Magnit	1,191	188,921
Magnitogorsk Iron & Steel Works	27,400	9,418
Mail.ru Group GDR	1,755	61,299
Mechel	1,649	11,317
MMC Norilsk Nickel	2,169	399,096
Mobile Telesystems	21,960	177,047
Moscow United Electric Grid	150,900	7,457
Mosenergo	102,200	4,475
Mostotrest	1,730	10,348
†NOMOS-BANK GDR	942	12,764
NovaTek	50,104	567,487
Novolipetsk Steel	20,300	40,905
Novorossiysk Commercial Sea Port	165,000	15,389
†Pharmstandard	287	15,393
Phosagro	500	20,403
Polymetal International	5,028	97,411
†Raspadskaya	2,740	5,286
†Rosbank	5,480	19,727
Rosneft	42,670	378,039
Rostelecom	27,030	107,526
Sberbank of Russia	192,880	589,468
Severstal	5,360	65,221
Sistema JSFC	63,000	52,552
Surgutneftegas	732,500	644,990
Tatneft	31,430	224,864
TMK	4,989	14,998
†United RUSAL	29,000	18,486
Uralkali	36,950	283,859
VTB Bank	73,450,000	129,372

		6,923,706

South Africa–6.18%
ABSA Group	9,034	176,374
African Bank Investments	13,901	53,198
African Rainbow Minerals	2,175	49,127
Anglo American Platinum	1,479	78,526
AngloGold Ashanti	8,723	273,592
†ArcelorMittal South Africa	3,599	15,431
†Aspen Pharmacare Holdings	7,782	156,246
Assore	1,381	66,554
Aveng	13,153	47,704
Barloworld	6,850	71,242
Bidvest Group	7,460	191,394
Capitec Bank Holdings	912	19,743
Clicks Group	4,237	32,742
Discovery Holdings	6,354	46,999
Exxaro Resources	4,365	88,196
FirstRand	81,808	301,885
Foschini Group	4,192	70,180

	Number of Shares	Value (U.S. $)

rCOMMON STOCK (continued)
South Africa (continued)
Gold Fields	16,383	$203,944
Harmony Gold Mining	9,476	83,915
Impala Platinum Holdings	12,396	248,610
Imperial Holdings	3,444	81,449
Kumba Iron Ore	1,803	122,342
Liberty Holdings	3,635	48,021
Life Healthcare Group Holdings	18,182	73,127
Massmart Holdings	2,290	52,067
Mediclinic International	13,209	85,705
MMI Holdings	30,497	80,421
Mr Price Group	5,742	95,432
MTN Group	43,563	919,538
Naspers Class N	9,373	607,121
Nedbank Group	5,865	131,441
Netcare	31,973	74,413
Pick n Pay Stores	4,049	21,309
PPC	18,911	76,507
Remgro	9,461	179,064
RMB Holdings	15,330	74,343
RMI Holdings	14,561	35,808
Sanlam	40,880	218,297
Santam	1,139	25,633
†Sappi	12,293	45,189
Sasol	14,405	622,945
Shoprite Holdings	10,256	249,505
Standard Bank Group	27,590	390,256
†Steinhoff International Holdings	34,268	111,708
Tiger Brands	4,637	179,315
Truworths International	10,763	138,992
Tsogo Sun Holdings	7,751	21,767
Vodacom Group	7,936	117,121
Woolworths Holdings	18,289	154,387

		7,308,825

Taiwan–7.82%
†Acer	68,000	59,249
Advanced Semiconductor Engineering	109,000	94,813
Asia Cement	54,000	69,650
Asustek Computer	18,000	203,656
†AU Optronics	181,000	82,063
Catcher Technology	18,000	90,318
Cathay Financial Holding	154,000	167,802
Chang Hwa Commercial Bank	92,000	50,790
Cheng Shin Rubber Industry	30,000	78,496
†Chimei Innolux	159,000	85,904
†China Airlines	61,000	25,286
†China Development Financial Holding	294,000	77,334
China Steel	264,000	249,074
Chinatrust Financial Holding	323,688	192,288
Chunghwa Telecom	82,000	266,884
Compal Electronics	99,000	66,997
Delta Electronics	45,000	165,696

LVIP BlackRock Emerging Markets Index RPM Fund–12

LVIP BlackRock Emerging Markets Index RPM Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

rCOMMON STOCK (continued)
Taiwan (continued)
E.Sun Financial Holding	125,000	$70,293
Epistar	14,000	25,626
†Eva Airways	39,000	22,914
†Evergreen Marine Taiwan	41,000	24,613
Far Eastern New Century	74,000	84,891
Far EasTone Telecommunications	31,000	79,084
First Financial Holding	127,000	77,741
Formosa Chemicals & Fibre	130,000	337,291
Formosa Petrochemical	47,000	139,803
Formosa Plastics	128,000	347,739
Foxconn Technology	23,000	72,594
Fubon Financial Holding	205,000	248,672
Hiwin Technologies	7,000	51,692
Hon Hai Precision Industry	216,000	667,991
Hotai Motor	9,000	72,673
HTC	20,000	208,721
Hua Nan Financial Holdings	223,000	129,371
Largan Precision	2,000	53,824
Lite-On Technology	48,000	64,006
MediaTek	23,000	257,073
Mega Financial Holding	170,000	133,037
MStar Semiconductor	14,000	105,757
Nan Ya Plastics	138,000	267,511
Novatek Microelectronics	12,000	48,986
†Pegatron	43,000	55,945
Pou Chen	68,000	71,569
Powertech Technology	23,000	37,317
President Chain Store	12,000	64,327
Quanta Computer	53,000	125,327
†Shin Kong Financial Holding	339,000	96,092
Siliconware Precision Industries	60,000	64,577
SinoPac Financial Holdings	142,000	61,236
Synnex Technology International	26,000	48,096
Taishin Financial Holding	287,000	114,608
Taiwan Cement	72,000	96,931
Taiwan Cooperative Financial Holding	124,000	70,051
Taiwan Fertilizer	16,000	41,993
Taiwan Glass Industry	23,000	23,890
Taiwan Mobile	36,000	132,921
Taiwan Semiconductor Manufacturing	570,000	1,904,836
TPK Holding	5,000	89,453
Unimicron Technology	27,000	28,823
Uni-President Enterprises	99,000	182,215
United Microelectronics	236,000	95,301
Wistron	71,000	74,263
Yuanta Financial Holding	219,000	113,488
Yulon Motor	16,000	30,402
Yulon Nissan Motor	1,000	7,763

		9,249,627

Thailand–1.96%
Advanced Info Service	22,100	150,895

	Number of Shares	Value (U.S. $)

rCOMMON STOCK (continued)
Thailand (continued)
Advanced Info Service NVDR	10,300	$70,795
Airports of Thailand	9,100	28,911
Bangkok Bank	11,000	70,677
Bangkok Dusit Medical Services	6,700	24,843
Bank of Ayudhya	54,900	58,610
Banpu	2,300	30,206
BEC World	36,200	83,966
Big C Supercenter	5,400	36,518
Central Pattana	15,400	41,129
Charoen Pokphand Foods	62,900	69,352
CP ALL	148,200	222,712
CP ALL NVDR	6,200	9,317
Glow Energy	9,800	24,812
Indorama Ventures	26,200	21,612
IRPC	207,300	27,902
Kasikornbank	24,700	157,076
Krung Thai Bank	70,500	46,063
Land & Houses	78,200	25,062
PTT Exploration & Production	31,329	167,341
PTT Exploration & Production NVDR	3,000	16,172
PTT Global Chemical	47,600	108,853
PTT NVDR	19,600	212,584
PTT NVDR	4,900	53,534
Shin	12,200	27,899
Siam Cement	6,900	99,519
Siam Commercial Bank	32,700	193,358
Siam Commercial Bank NVDR	8,300	49,499
Siam Makro	2,400	34,969
Thai Oil	19,400	42,780
Thai Union Frozen Products	14,400	33,871
TMB Bank	443,900	26,973
Total Access Communication	17,200	49,851

		2,317,661

Turkey–1.42%
Akbank	28,588	142,020
Anadolu Efes Biracilik Ve Malt Sanayii	6,204	89,526
Arcelik	4,112	27,000
BIM Birlesik Magazalar	2,533	124,351
Coca-Cola Icecek	1,386	28,919
Emlak Konut Gayrimenkul Yatirim Ortakligi	18,590	32,742
Enka Insaat ve Sanayi	11,159	33,352
Eregli Demir ve Celik Fabrikalari	30,466	42,163
†Finansbank	3,231	6,545
Ford Otomotiv Sanayi	1,261	15,188
Haci Omer Sabanci Holding	21,447	118,799
KOC Holding	19,360	101,274
Koza Altin Isletmeleri	733	17,754
Tupras Turkiye Petrol Rafinerileri	2,538	73,779
†Turk Hava Yollari	18,644	65,837
Turk Telekomunikasyon	11,232	43,721

LVIP BlackRock Emerging Markets Index RPM Fund–13

LVIP BlackRock Emerging Markets Index RPM Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

rCOMMON STOCK (continued)
Turkey (continued)
†Turkcell Iletisim Hizmetleri	18,653	$121,352
Turkiye Garanti Bankasi	44,275	231,363
Turkiye Halk Bankasi	8,738	86,238
Turkiye Is Bankasi Class C	32,290	112,751
Turkiye Sise ve Cam Fabrikalari	10,057	16,735
Turkiye Vakiflar Bankasi Tao Class D	32,192	83,840
†Yapi ve Kredi Bankasi	21,255	62,413

		1,677,662

United Arab Emirates–0.26%
Abu Dhabi Commercial Bank	50,250	41,554
Dragon Oil	6,025	54,336
†Dubai Financial Market	59,564	16,751
Dubai Islamic Bank	10,000	5,502
Emaar Properties	82,179	84,900
First Gulf Bank	16,068	50,745
National Bank of Abu Dhabi	20,752	58,669

		312,457

United Kingdom–0.04%
Hochschild Mining	5,843	46,321

		46,321

Total Common Stock (Cost $76,400,332)		83,953,954

EXCHANGE-TRADED FUNDS–5.24%
iShares MSCI Chile Investable Market Index Fund	29,803	1,884,742
†iShares S&P India Nifty 50 Index Fund	173,500	4,321,885

Total Exchange-Traded Funds (Cost $5,702,365)		6,206,627

rPREFERRED STOCK–5.66%
Brazil–4.67%
AES Tiete 13.13%	1,500	17,274
Alpargatas 1.64%	2,300	16,954
Banco Bradesco 2.84%	44,500	764,005
Banco do Estado do Rio Grande do Sul 5.08%	3,100	23,471
Banco Santander Brasil 5.04%	732,000	46,453
Bradespar 5.98%	5,200	83,337
Braskem Class A 4.20%	6,000	37,491
Centrais Eletricas Brasileiras Class B 12.83%	3,400	17,394
Cia Brasileira de Distribuicao Grupo Pao de Acucar 0.82%	2,100	92,775
Cia de Bebidas das Americas 2.81%	17,400	726,918
Cia de Gas de Sao Paulo Class A 3.11%	300	8,567
Cia de Transmissao de Energia Eletrica Paulista 5.86%	700	11,273
Cia Energetica de Minas Gerais 23.68%	9,800	108,118

	Number of Shares	Value (U.S. $)

rPREFERRED STOCK (continued)
Brazil (continued)
Cia Energetica de Sao Paulo Class B 7.19%	3,100	$29,343
Cia Paranaense de Energia Class B 3.94%	1,800	27,855
Eletropaulo Metropolitana Eletricidade de Sao Paulo 25.42%	1,800	14,762
Gerdau 1.68%	19,200	168,053
Itau Unibanco Holding 3.31%	52,500	855,736
Itausa–Investimentos Itau 3.80%	57,300	271,046
Klabin 2.34%	9,500	59,314
Lojas Americanas 0.52%	13,100	117,219
Metalurgica Gerdau 1.81%	8,300	92,785
Oi 52.43%	18,900	76,763
Petroleo Brasileiro 1.66%	88,100	839,498
Telefonica Brasil 5.04%	6,100	145,912
Usinas Siderurgicas de Minas Gerais Class A 0.79%	8,500	53,112
Vale 5.74%	41,300	823,984

		5,529,412

Colombia–0.24%
Banco Davivienda 2.00%	2,073	27,546
Bancolombia 2.28%	13,054	220,300
Grupo Argos 0.98%	1,309	15,794
Grupo Aval Acciones y Valores 3.48%	33,173	24,406

		288,046

Republic of Korea–0.45%
†Amorepacific	38	13,594
†Hyundai Motor	642	42,238
†Hyundai Motor Class 2	797	56,918
LG Chem 4.14%	186	17,964
†LG Electronics	810	15,639
LG Household & Health Care 2.01%	60	10,609
Samsung Electronics 0.65%	462	373,663

		530,625

Russia–0.30%
AK Transneft 1.03%	35	79,810
Bashneft 7.20%	810	35,756
Mechel 26.09%	636	2,522
Rostelecom 5.19%	3,025	9,050
Sberbank of Russia 3.47%	17,500	38,747
Surgutneftegas 10.02%	253,300	166,408
Tatneft 6.69%	2,590	9,078
TNK-BP Holding 20.15%	5,300	7,618

		348,989

Total Preferred Stock (Cost $6,492,769)		6,697,072

LVIP BlackRock Emerging Markets Index RPM Fund–14

LVIP BlackRock Emerging Markets Index RPM Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

rRIGHT–0.00%
Brazil–0.00%
†MMX Mineracao e Metalicos	1,565	$305

Total Right (Cost $0)		305

	Number of Shares	Value (U.S. $)

MONEY MARKET MUTUAL FUND–16.29%
Dreyfus Treasury & Agency Cash Management Fund	19,272,748	$19,272,748

Total Money Market Mutual Fund (Cost $19,272,748)		19,272,748

TOTAL VALUE OF SECURITIES–98.14% (Cost $107,868,214)	116,130,706
«RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–1.86%	2,204,181

NET ASSETS APPLICABLE TO 10,861,526 SHARES OUTSTANDING–100.00%	$118,334,887

NET ASSET VALUE–LVIP BLACKROCK EMERGING MARKETS INDEX RPM FUND STANDARD CLASS ($110,885,376 / 10,177,760 Shares)	$10.895

NET ASSET VALUE–LVIP BLACKROCK EMERGING MARKETS INDEX RPM FUND SERVICE CLASS ($7,449,511 / 683,766 Shares)	$10.895

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2012:
Shares of beneficial interest (unlimited authorization–no par)	$110,110,744
Distributions in excess of net investment income	(43,059)
Accumulated net realized loss on investments	(366,716)
Net unrealized appreciation of investments and derivatives	8,633,918

Total net assets	$118,334,887

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2012, the aggregate value of Rule 144A securities was $199,937, which represented 0.17% of the Fund’s net assets. See Note 8 in “Notes to Financial Statements.”

r	Securities have been classified by country of origin. Classification by type of business has been presented on page 4.

■	Securities listed and traded on the Hong Kong Stock Exchange. These securities have significant business operations in China.

†	Non-income producing for the period.

«	Of this amount, $586,600 cash pledged as collateral for futures contracts and $229 represents payable for fund shares redeemed as of December 31, 2012.

=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At December 31, 2012, the aggregate value of the fair valued securities was $46,904, which represented 0.04% of the Fund’s net assets. See Note 1 in “Notes to Financial Statements.”

☐	Securities listed and traded on the Hong Kong Stock Exchange.

The following futures contracts were outstanding at December 31, 2012:1

Futures Contracts

Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
280 E-mini MSCI Emerging Markets	$14,662,284	$15,029,000	3/16/13	$366,716

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional value presented above represents the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1]	See Note 7 in “Notes to Financial Statements.”

LVIP BlackRock Emerging Markets Index RPM Fund–15

LVIP BlackRock Emerging Markets Index RPM Fund

Statement of Net Assets (continued)

Summary of Abbreviations:

ADR–American Depositary Receipt

CPO–Ordinary Participation Certificate

GDR–Global Depositary Receipt

NVDR–Nonvoting Depositary Receipt

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Emerging Markets Index RPM Fund–16

LVIP BlackRock Emerging Markets Index RPM Fund

Statement of Operations

August 29, 2012* to December 31, 2012

LVIP BlackRock Emerging Markets Index RPM Fund

Statement of Changes in Net Assets

INVESTMENT INCOME:
Dividends	$410,350
Foreign tax withheld	(38,776)

371,574

EXPENSES:
Management fees	171,867
Custodian fees	120,826
Professional fees	31,284
Pricing fees	26,573
Accounting and administration expenses	17,785
Reports and statements to shareholders	9,409
Index fees	2,544
Distribution fees-Service Class	1,573
Trustees’ fees	205
Other	1,091

383,157
Less expenses waived/reimbursed	(131,596)

Total operating expenses	251,561

NET INVESTMENT INCOME	120,013

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(15,589)
Foreign currencies	179,696
Foreign currency exchange contracts	(207,346)
Futures contracts	890,176

Net realized gain	846,937

Net unrealized appreciation of:
Investments	8,262,492
Foreign currencies	4,710
Futures contracts	366,716

Net unrealized appreciation	8,633,918

NET REALIZED AND UNREALIZED GAIN	9,480,855

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$9,600,868

*	Date of commencement of operations.

See accompanying notes, which are an integral part of the financial statements.

8/29/12* to 12/31/12
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$120,013
Net realized gain	846,937
Net unrealized appreciation	8,633,918

Net increase in net assets resulting from operations	9,600,868

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(1,329,353)
Service Class	(47,783)

(1,377,136)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	105,493,656
Service Class	7,404,112
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	1,329,353
Service Class	47,783

114,274,904

Cost of shares repurchased:
Standard Class	(3,893,026)
Service Class	(270,723)

(4,163,749)

Increase in net assets derived from capital share transactions	110,111,155

NET INCREASE IN NET ASSETS	118,334,887
NET ASSETS:
Beginning of period	—

End of period	$118,334,887

Distributions in excess of net investment income	$(43,059)

*	Date of commencement of operations.

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Emerging Markets Index RPM–17

LVIP BlackRock Emerging Markets Index RPM Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout the period was as follows:

	LVIP BlackRock Emerging Markets Index RPM Fund
	Standard Class	Service Class
	8/29/12[1] to 12/31/12	8/29/12[1] to 12/31/12
Net asset value, beginning of period	$10.000	$10.000

Income from investment operations:
Net investment income[2]	0.014	0.005
Net realized and unrealized gain	1.020	1.021

Total from investment operations	1.034	1.026

Less dividends and distributions from:
Net investment income	(0.139)	(0.131)

Total dividends and distributions	(0.139)	(0.131)

Net asset value, end of period	$10.895	$10.895

Total return[3]	10.42%	10.33%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$110,885	$7,450
Ratio of expenses to average net assets	0.80%	1.05%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.22%	1.47%
Ratio of net investment income to average net assets	0.39%	0.14%
Ratio of net investment loss to average net assets prior to expenses waived/reimbursed	(0.03% )	(0.28% )
Portfolio turnover	1%	1%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Emerging Markets Index RPM Fund–18

LVIP BlackRock Emerging Markets Index RPM Fund

Notes to Financial Statements

December 31, 2012

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 66 series (Series). These financial statements and the related notes pertain to the LVIP BlackRock Emerging Markets Index RPM Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life), Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies), and to unaffiliated insurance companies. The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to invest primarily in securities included in a broad-based emerging markets index and to seek to approximate as closely as possible, before fees and expenses, the performance of that index while seeking to control the level of portfolio volatility.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities and Exchange-Traded Funds (ETFs), except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security or ETF does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sales price on the valuation date. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts are valued at the daily quoted settlement prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax return for open tax year December 31, 2012, and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased

LVIP BlackRock Emerging Markets Index RPM Fund–19

LVIP BlackRock Emerging Markets Index RPM Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the period August 29, 2012* through December 31, 2012.

*	Date of commencement of operations.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (LIAC) is a registered investment advisor and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.55% of the average daily net assets of the Fund.

LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.05% of the Fund’s average daily net assets. The agreement will continue at least through April 30, 2014, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

LIAC has contractually agreed to waive its fees and/or reimburse the Fund to the extent that the Fund’s annual operating expenses exceed 0.80% of the Fund’s average daily net assets for the Standard Class (and 1.05% for the Service Class). The agreement will continue at least through April 30, 2014, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

BlackRock Investment Management, LLC (BlackRock) (Sub-Advisor) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Advisor a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund paid Lincoln Life a fee at an annual rate of 0.008% of the average daily net assets of the Fund and reimbursed Lincoln Life for the cost of internal legal services. For the period August 29, 2012* through December 31, 2012, fees for these administrative and legal services amounted to $2,500, and $335, respectively. Beginning January 1, 2013, the Trust will reimburse Lincoln Life for the cost of administrative and internal legal services.

Lincoln Life also performs daily trading operations. The Fund reimbursed Lincoln Life for the cost of these services, which amounts to $4,550 for the period August 29, 2012* through December 31, 2012, .

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2012, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$33,863
Distribution fees payable to LFD	1,076

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The Fund pays the compensation of unaffiliated trustees.

*	Date of commencement of operations.

3. Investments

For the period August 29, 2012* through December 31, 2012, the Fund made purchases of $89,449,242 and sales of $834,925 of investment securities other than short-term investments.

LVIP BlackRock Emerging Markets Index RPM Fund–20

LVIP BlackRock Emerging Markets Index RPM Fund

Notes to Financial Statements (continued)

3. Investments (continued)

At December 31, 2012, the cost of investments for federal income tax purposes was $107,951,534. At December 31, 2012, net unrealized appreciation was $8,179,172, of which $10,031,063 related to unrealized appreciation of investments and $1,851,891 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Common Stock	$17,335,390	$66,571,660	$46,904	$83,953,954
Investment Companies	25,479,375	—	—	25,479,375
Other	5,817,763	879,614	—	6,697,377

Total	$48,632,528	$67,451,274	$46,904	$116,130,706

Futures Contracts	$366,716	$—	$—	$366,716

As a result of international fair value pricing at December 31, 2012, portion of the Fund’s common stock investments were categorized as Level 2. During the period August 29, 2012* through December 31, 2012, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the year. In accordance with the fair valuation procedures described in Note 1, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

*	Date of commencement of operations

LVIP BlackRock Emerging Markets Index RPM Fund–21

LVIP BlackRock Emerging Markets Index RPM Fund

Notes to Financial Statements (continued)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the period August 29, 2012 * through December 31, 2012 was as follows:

8/29/12* to 12/31/12
Ordinary income	$623,000
Long-term capital gains	754,136

Total	$1,377,136

*	Date of commencement of operations.

5. Components of Net Assets on a Tax Basis

As of December 31, 2012, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$110,110,744
Undistributed ordinary income	40,261
Unrealized appreciation	8,183,882

Net assets	$118,334,887

The differences between book basis and tax basis components of net assets are primarily attributable to mark-to-market of futures contracts and tax treatment of unrealized gain on passive foreign investment companies.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, non-deductible 12b-1 fees and tax treatment of dividends and distributions. Results of operations and net assets were not affected by these reclassifications. For the period August 29, 2012* through December 31, 2012, the Fund recorded reclassifications as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$1,214,064	$(1,213,653)	$(411)

*	Date of commencement of operations.

6. Capital Shares

Transactions in capital shares were as follows:

8/29/12* to 12/31/12
Shares sold:
Standard Class	10,414,031
Service Class	705,168
Shares issued upon reinvestment of dividends and distributions:
Standard Class	128,838
Service Class	4,630

11,252,667

Shares repurchased:
Standard Class	(365,109)
Service Class	(26,032)

(391,141)

Net increase	10,861,526

*	Date of commencement of operations.

LVIP BlackRock Emerging Markets Index RPM Fund–22

LVIP BlackRock Emerging Markets Index RPM Fund

Notes to Financial Statements (continued)

7. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. No foreign currency exchange contracts were outstanding at December 31, 2012.

Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity and minimizing costs. In addition, the Fund may invest in futures as part of its risk management overlay strategy to seek to manage portfolio volatility. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Fair values of derivative instruments as of December 31, 2012 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Equity contracts (Futures contracts)	Receivables and other assets net of liabilities	$366,716	Receivables and other assets net of liabilities	$—

The effect of derivative instruments on the Statement of Operations for the period August 29, 2012* through December 31, 2012 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Forward currency exchange contracts (Foreign currency exchange contracts)	Net realized loss on foreign currency exchange contracts and net unrealized appreciation (depreciation) of foreign currency exchange contracts	$(207,346)	$—
Equity contracts (Futures contracts)	Net realized gain on futures contracts and net unrealized appreciation (depreciation) of futures contracts	890,176	366,716

Total		$682,830	$366,716

*	Date of commencement of operations.

Derivatives Generally–The table below summarizes the average balance of derivative holdings by the Fund during the period August 29, 2012* through December 31, 2012. The average balance of derivatives held is generally similar to the volume of derivative activity for the period August 29, 2012* through December 31, 2012.

LVIP BlackRock Emerging Markets Index RPM Fund–23

LVIP BlackRock Emerging Markets Index RPM Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

	Asset Derivative Volume	Liability Derivative Volume
Foreign currency exchange contracts (average cost)	$447,450	$5,873
Futures contracts (average notional value)	8,863,891	—

*	Date of commencement of operations.

8. Credit and Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities. Rule 144A and Illiquid securities have been identified on the Statement of Net Assets.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP BlackRock Emerging Markets Index RPM Fund–24

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Blackrock Emerging Markets Index RPM Fund

We have audited the accompanying statement of net assets of the LVIP Blackrock Emerging Markets Index RPM Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2012, and the related statement of operations, statement of changes in net assets, and the financial highlights for the period August 29, 2012 (commencement of operations) to December 31, 2012. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Blackrock Emerging Markets Index RPM Fund of the Lincoln Variable Insurance Products Trust at December 31, 2012, and the results of its operations, the changes in its net assets, and the financial highlights for the period August 29, 2012 (commencement of operations) to December 31, 2012, in conformity with U.S. generally accepted accounting principles.

February 18, 2013

Philadelphia, Pennsylvania

LVIP Blackrock Emerging Markets Index RPM Fund–25

LVIP BlackRock Emerging Markets Index RPM Fund

Other Fund Information (unaudited)

Tax Information

For the period ended December 31, 2012, the Fund designates distributions paid during the year as follows:

	(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
LVIP BlackRock Emerging Markets Index RPM Fund	54.76%	45.24%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Sub-Advisory Agreements

On June 11-12, 2012, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider the organization and offering of the LVIP Blackrock Emerging Markets Index RPM Fund, a proposed new series of the Trust (the “Fund”), including the appointment of Lincoln Investment Advisors Corporation (“LIAC”) as investment adviser, and the appointment of a sub-adviser for the Fund. The Independent Trustees considered that as part of the Risk Portfolio Management (“RPM”) strategy, LIAC would with respect to 0-20% of the Fund’s assets actively manage risk management primarily through investment in exchange-traded futures contracts designed to manage the Fund’s exposure to equity risks and that the sub-adviser would manage 80-100% of the Fund’s assets according to the investment mandate.

The Trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940, as amended (“the Independent Trustees”), reported that they met in executive session with their independent legal counsel and reviewed materials provided by LIAC and The Lincoln National Life Insurance Company (together, “Fund Management”) and the proposed sub-adviser. In addition, the Independent Trustees were advised of their fiduciary duties pertaining to approval of investment advisory and sub-advisory agreements and the factors that they should consider in approving such agreements by their independent legal counsel. In considering approval of the agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered all factors together. The Independent Trustees reported that they had considered the following factors, among others, and reached the following conclusions with respect to their recommendations to the Board of Trustees.

Approval of Investment Management Agreement with LIAC

In considering the approval of the investment management agreement with LIAC with respect to the Fund, the Independent Trustees considered the nature, extent and quality of services proposed to be provided to the Fund by LIAC, including LIAC personnel, resources, compliance and oversight of sub-advisers and that LIAC serves as investment adviser for the currently existing funds of the Trust. The Independent Trustees reviewed the services to be provided by LIAC in serving as investment adviser and overseeing the sub-adviser, the personnel constituting the investment oversight and compliance staff, and regulatory and compliance matters.

The Independent Trustees considered that LIAC would delegate day-to-day portfolio management responsibility to Blackrock Investment Management, LLC (“Blackrock”) for the Fund. The Independent Trustees considered that the Trust’s Chief Compliance Officer had reviewed the written compliance policies and procedures of Blackrock including the assessment of its compliance programs required under Rule 38a-1 of the 1940 Act, and its code of ethics.

The Independent Trustees also considered that The Lincoln National Life Insurance Company (“Lincoln”) would provide administrative services for the Fund as it does for the existing funds of the Trust and that certain Lincoln personnel would also be providing services to the Fund on behalf of LIAC. Based on this information, the Independent Trustees concluded that the services to be provided by LIAC were expected to be acceptable.

The Independent Trustees reviewed the proposed management fee rates and estimated expense ratios for the Fund. The Independent Trustees also compared the management fee to the average, median, high and low management fees in the Morningstar Diversified Emerging Markets Index Funds peer group, provided by Fund Management for the Fund and noted that the proposed management fee was within the range of the low and high fees shown in the Morningstar Diversified Emerging Markets peer group provided. The Independent Trustees concluded that the proposed advisory fees schedule were reasonable.

The Independent Trustees also reviewed the pro forma profitability analysis to LIAC for the Fund and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not expected to be unreasonable.

The Independent Trustees considered the extent to which economies of scale would be realized as the Fund grows and whether the fee levels reflect a reasonable sharing of such economies of scale for the benefit of fund investors. The Trustees noted that Fund Management proposed to implement an Advisory Fee Waiver Agreement and an Expense Limitation agreement through April 30, 2014 for the Fund. Because the Fund is newly organized, the Independent Trustees determined to review economies of scale in the future after the Fund had commenced operations.

LVIP BlackRock Emerging Markets Index RPM Fund–26

LVIP BlackRock Emerging Markets Index RPM Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement with LIAC (continued)

The Independent Trustees reviewed materials provided by LIAC as to any additional benefits LIAC may receive due to its association with the Fund, and noted that affiliates of LIAC provide various services to other Lincoln funds and are proposed to provide similar services to the Fund. The Independent Trustees also noted that Lincoln may be eligible to claim on its tax returns dividends received deductions in connection with dividends received from Lincoln funds by Lincoln holding fund shares on behalf of contract holders.

Approval of Sub-Advisory Agreement with BlackRock

In considering the approval of the proposed sub-advisory agreement between Blackrock Investment Management, LLC (“Blackrock”) and LIAC, on behalf of the Fund, the Independent Trustees considered the nature, extent and quality of services proposed to be provided by Blackrock under the sub-advisory agreement. The Independent Trustees noted that the proposed sub-advisory agreement contains similar terms as those in place under the current sub-advisory agreement for the other Lincoln funds and with Blackrock for the LVIPT Blackrock Inflation Protected Bond Fund, except that the proposed sub-advisory agreement provides that the sub-adviser manages only a portion of the Fund’s assets and is paid only on the assets managed.

The Independent Trustees considered the materials provided and information reviewed in an in-person presentation by Blackrock that described the firm’s experience managing equity index funds including in emerging markets and its efforts to manage tracking error. The Independent Trustees also considered the returns and standard deviation of the BlackRock EM index composite compared to average returns of the Lipper Emerging Markets Funds peer group provided by Fund Management and the MSCI Emerging Markets Index over various periods from December 2002 – March 2012. The Independent Trustees reviewed the background of the investment professionals proposed to service the Fund, the resources of Blackrock and information provided regarding portfolio manager compensation, trading and brokerage arrangements, disaster recovery/business continuity plan and its compliance program and regulatory matters. The Independent Trustees concluded that the services to be provided by Blackrock were expected to be satisfactory.

With respect to the sub-advisory fee to be paid to Blackrock the Independent Trustees considered that the rate of the proposed sub-advisory fee, which includes breakpoints, was negotiated between LIAC and Blackrock, an unaffiliated third party, and that LIAC would compensate Blackrock from its fee and concluded the proposed sub-advisory fee was reasonable.

Overall Conclusions

Based on all the information considered and conclusions reached, the Independent Trustees determined that the terms of the proposed investment management and sub-advisory agreements for the Fund are fair and reasonable and that the approval of the agreements is in the best interests of the Trust and recommended their approval to the Board of Trustees.

LVIP BlackRock Emerging Markets Index RPM Fund–27

Officer/Trustee Information for Lincoln VIP Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Fidelity Investments	71	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	71	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Retired; Formerly, Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	71	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	71	N/A
Gary D. Lemon, PH.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly, Advisory Trustee since November 2004	Joseph Percival Allen III University Professor, James W. Emerson Director of the Robert C. McDermond Center for Management and Entrepreneurship, Professor of Economics and Management, DePauw University	71	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C.	71	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; Formerly, President Emeritus, Indiana Health Association; Formerly, President, Indiana Hospital & Health Association	71	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC.	71	N/A
Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since June 2011	Senior Vice President and Treasurer, Lincoln National Corporation; Formerly, Senior Vice President, Head of Insurance & Retirement Solutions Financial Management	N/A	N/A

LVIP BlackRock Emerging Markets Index RPM Fund–28

Officer/Trustee Information for Lincoln VIP Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Jill R. Whitelaw, Esq.[1] Radnor Financial Center, 150 N. Radnor Chestor Rd, Radnor, PA 19087 YOB: 1963	Vice President, Secretary, and Chief Legal Officer	Vice President, Secretary, and Chief Legal Officer since December 2012; Formerly, Secretary and Chief Legal Officer since June 2011	Vice President and Chief Counsel - Fund Management, The Lincoln National Life Insurance Company; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corp.; Formerly, Of Counsel - Montgomery, McCracken, Walker & Rhoades; Director - Merrill Lynch, Pierce, Fenner & Smith	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, Director of Funds Management, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A
Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Vice President since December 2012	Vice President, The Lincoln National Life Insurance Company	N/A	N/A
Blake W. Martin[1] Radnor Financial Center, 150 N. Radnor Chester Rd, Radnor, PA 19087 YOB: 1956	Vice President	Vice President since December 2012	Vice President and Head of Corporate Tax, Lincoln National Corporation; Formerly, Independent Consultant and Managing Director at Smart Business Advisory and Consulting, LLC.	N/A	N/A
John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President since June 2011 and Chief Compliance Officer since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A
David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011	Vice President, Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly, Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A

LVIP BlackRock Emerging Markets Index RPM Fund–29

Officer/Trustee Information for Lincoln VIP Trust (unaudited) (continued)

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*	The Trust Complex is comprised of the 66 Series of the Lincoln Variable Insurance Products Trust and the 5 Series of the Lincoln Advisors Trust.
[1]

All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940, by reason of their being officers of Lincoln Investment Advisors Corporation.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP BlackRock Emerging Markets Index RPM Fund–30

LVIP BlackRock Equity Dividend RPM Fund

(formerly LVIP Wells Fargo Intrinsic Value Fund)

LVIP BlackRock Equity Dividend RPM Fund

(formerly LVIP Wells Fargo Intrinsic Value Fund)

a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2012

LVIP BlackRock Equity Dividend RPM Fund

LVIP BlackRock Equity Dividend RPM Fund

2012 Annual Report Commentary (unaudited)

The Fund returned 16.99% (Standard Class shares with distributions reinvested) for the year ended December 31, 2012, while its benchmark, the Russell 1000® Value Index1 returned 17.51%.

Managed by:

MetWest Capital Sub-advised the formerly LVIP Wells Fargo Intrinsic Value Fund through close of business on September 21, 2012.

During this time the market advanced overall yet remained volatile, largely reacting to the news of the day. In the third quarter, the Federal Reserve (Fed) announced a third stage to its Quantitative Easing program (QE3), whereby it would purchase additional mortgage-backed securities in an attempt to keep mortgage rates low and thus support the housing market. The Fed also announced that it expected to maintain short-term interest rates near zero through at least mid-2015. These accommodative monetary policies were in response to lingering European recessions, sluggish U.S. growth and a slowing of China’s GDP growth rate. While we expect the global economy to remain weak, the possibility of a global recession was diminished due to these policies.

Security selection in the information technology, consumer discretionary, utilities and health care sectors enhanced relative return. (However, a significant overweight in information technology — the second-worst performer in the Index — partially offset strong stock selection in the sector. Sector weights are a by-product of our bottom-up investment process and not the result of tactical allocation decisions.) Also contributing to relative performance was an underweight in utilities, the worst-performing sector during the period. Top contributors were Apple Inc. and eBay Inc. in information technology, which were no longer held as of December 31, 2012; The Home Depot, Inc. in consumer discretionary; NextEra Energy, Inc. in utilities; and Abbott Laboratories in health care. Stock selection in the industrials and telecommunication services sectors detracted the most relative value during this period. An underweight in the top-performing telecommunication services sector also subtracted from relative performance. The main detractors from relative return were The Boeing Company, which was no longer held at the end of period, and United Parcel Service, Inc. in industrials; and Vodafone Group PLC in telecommunication services.

Gary Lisenbee and Jeff Peck

Metropolitan West Capital Management, Inc.

Managed by:

BlackRock Investment Management LLC assumed portfolio management responsibility for the sub-advised portion of the Fund as of close of business on September 21, 2012 through December 31, 2012.

The largest contributor to relative performance during the period was a combination of strong stock selection and an underweight position in the energy sector. The energy sector alone accounted for nearly 50 bps of relative return during the period. Individual stock selection in the materials sector was also strong throughout the fourth quarter, as was selection in telecommunications and industrials. Lastly, overweights in materials, consumer discretionary and industrials helped to bolster returns during the period.

The most significant detractor from performance was a combination of stock selection and a large underweight in the financials sector, followed by weaker stock selection in information technology and consumer staples. Stock selection in healthcare and consumer discretionary also weighed on performance during the period.

In general, stock selection accounted for approximately 80% of the 1.02% total underperformance. This was largely due to the quality bias in the portfolio and the shorter term outperformance of lower capitalized stocks contained within the benchmark.

As we move into the New Year, there are a number of variables that have the ability to meaningfully impact the performance of U.S. equities. On the positive side, fiscal cliff uncertainty has been reduced (on the revenue side, although not completely on the spending side); central banks around the world are collectively easing; employment growth has been positive; housing appears to be showing signs of a recovery; corporate balance sheets are healthy and although slowing, emerging markets remain as engines of global growth. However, each of these positives is paired with an alternative that could negatively impact markets and should not be overlooked. While Emerging Markets is working, the European crisis and budget issues persist; unemployment is better but still high; there will likely be a fiscal drag from tax changes; U.S. debt ceiling and spending issues remain, and we have the potential for inflation given exceptionally accommodating central banks. On balance, we believe that the positive forces here outweigh the negative, and that the U.S. economy will continue to grow, albeit slowly, as the remaining issues work themselves out or are forcefully resolved. This leads us to believe that there may be enough economic momentum to have better than expected growth to start out the New Year.

On the taxation front, the results of the current legislation are favorable for dividend-paying stocks. Heading into year-end, we anticipated a 23.8% tax on income, and the current law makes this a reality only for those making above $400,000 a year. This means most retirees living on dividend income will continue to enjoy the benefits of favorable tax treatment while reaping the advantages of dividend growth.

Regarding the remainder of the fiscal cliff items, our main concern with the package is the expiration of payroll tax cuts, which will have an immediate impact on most working Americans. That said, the increase in the tax bracket ranges should also protect many more people from

LVIP BlackRock Equity Dividend RPM Fund–1

LVIP BlackRock Equity Dividend RPM Fund

2012 Annual Report Commentary (unaudited) (continued)

seeing a tax increase. The setting of a $300,000 ceiling for the phase-out of deductions may have an impact later in the quarter as people file their taxes. In the aggregate, we believe the passage of this bill may provide a floor for equities in the form of a relief rally in the near term. However, as mentioned, the majority of the bill-specific items deal with the revenue side of the equation; there is little in terms of meaningful deficit reduction on the spending side.

As we consider all of these factors in conjunction with the current level of equity valuation, there is a strong case to be made for investment in U.S. equities, especially among the highest quality, dividend-paying segment of the market. While equities broadly have rebounded and proved resilient during 2012, they are exceedingly attractive relative to other asset classes, and especially fixed income. Corporations are flush with cash and dividend payout ratios are hovering around historic lows.

As investors face a new year, they do so with a number of potential headwinds, but significant opportunity. Top of mind are the expense of bonds, the lack of yield in the marketplace, broad underexposure to equities, worries about outliving income and the prospect of inflation on the not-so-distant horizon. We believe that equity income securities can offer a unique benefit in this environment, and expect that the investors will place a high degree of confidence in these stocks throughout 2013.

Robert M. Shearer

Kathleen M. Anderson

David J. Cassese

BlackRock Investment Management LLC

Advised by:

Effective September 28, 2012, Lincoln Investment Advisors Corporation implemented an actively managed risk management overlay (“volatility management strategy”) that seeks to stabilize the risk within the Fund.

2012 ended on a positive note for global equity investors, with the White House and Congress reaching a last minute deal to temporarily avoid the so-called fiscal cliff of spending cuts and tax increases. This headline grabbing event wrapped up a year that proved quite lucrative for equity investors across global capital markets. The S&P 500® Index2 finished the year up 16%, notching the best calendar year performance for large-cap U.S. equities since 2009. These strong returns were realized during a period of slowly recovering employment, a long awaited improvement in the housing market and a period of continued near-record low interest rates that make equity investments more attractive to many investors. Despite the strong returns in equity markets, 2012 was not without its challenges. A sharp selloff during the spring and a second dip immediately following the November Presidential election tested investors’ resolve. Both of these sell-offs proved to be temporary as U.S. equities continued their march higher through the end of the year, rewarding investors for staying the course.

Investors in overseas stocks were also awarded for their patience in 2012, as it was a tale of two different markets. In the early part of the year, investors had to withstand a torrent of news from the troubled Eurozone, including divisive elections in Greece, significant austerity measures and a banking crisis in Spain. This, along with slowing growth in many large emerging economies and renewed tensions in the Middle East led many to be skeptical about prospects for international equities. Against this backdrop, stocks fell sharply in the second quarter. However, in mid-summer investors welcomed a long awaited commitment from the ECB to stand behind the troubled Eurozone through any means necessary. This triggered a rally in international stocks during the third and fourth quarters that led to a 2012 total return topping 17% for the MSCI EAFE Index (net dividends)3.

Bond investors realized another year of positive returns during 2012, with the Barclays Capital U.S. Aggregate Index4 advancing 4.2%. The environment for bond investors remained strong throughout the year, as continued low interest rates led to a wave of bond issuance across the fixed income sectors as borrowers looked to lock in the near-record low financing costs. Throughout the year central banks around the world reiterated their commitment to further stimulating stagnant developed market economies with previously unprecedented measures. This action was highlighted by the U.S. Federal Reserve, which during the year launched its third round of quantitative easing since the Financial Crisis along with a commitment to purchase an additional $40 billion a month in mortgage backed securities. This action is aimed at holding down interest rates to help stimulate economic growth in the still recovering U.S. economy. While headline yields were down only slightly during the year, with the 10-year U.S. Treasury yield ending the year yielding 1.76%, down just under 0.20% from the start of the year, investors experienced some significant interest rate volatility. The 10-year Treasury yield experienced a swing of nearly 1.00% during the year, peaking at 2.38% in March, and bottoming at 1.39% just four months later in July.

The volatility management strategy was successful in reducing the overall risk of the Fund during the fourth quarter. The volatility management strategy slightly detracted from results during the fourth quarter, which saw negative equity market results during October followed by positive results in November and December. Given the heightened level of U.S. large cap equity market volatility, the Fund continued to hold a small level of protection at year-end.

David A. Weiss, CFA

Kevin J. Adamson, CPA

Lincoln Investment Advisors Corporation

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP BlackRock Equity Dividend RPM Fund–2

LVIP BlackRock Equity Dividend RPM Fund

2012 Annual Report Commentary (unaudited) (continued)

Growth of $10,000 invested 12/31/02 through 12/31/12

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP BlackRock Equity Dividend RPM Fund Standard Class shares on 12/31/02. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2012, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $18,016. For comparison, look at how the Russell 1000® Value Index did over the same period. The same $10,000 investment would have increased to $20,399. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

Average annual total returns on investment	Ended 12/31/12

Standard Class Shares
One Year	+16.99%
Five Years	+0.44%
Ten Years	+6.06%

Service Class Shares
One Year	+16.69%
Five Years	+0.19%
Inception (5/19/04)	+3.91%
1	The Russell 1000® Value Index measures the performance of those companies in the Russell 1000® Index with lower price-to-book ratios and lower forcasted growth values.

2.	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

3	The MSCI EAFE Index (net dividends) is a free-float adjusted market capitalization index that is designed to measure equity market performance of developed markets (Europe, Australasia and the Far East), excluding the U.S. and Canada.

4.	The Barclays Capital U.S. Aggregate Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB - or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million per amount outstanding.

Commencing October 1, 2009, Metropolitan West Capital Management, LLC, (MetWest Capital) replaced Pyramis Global Advisors, LLC, as the Fund’s sub-advisor. MetWest Capital is a subsidiary of Wells Fargo and Company (Wells Fargo) and is majority owned by and operates within the Evergreen Investments unit of Wells Capital Management (the asset management division of Wells Fargo). MetWest Capital is minority owned by its founding partners.

Commencing at the close of business on September 21, 2012, BlackRock Investment Management LLC replaced Metropolitan West Capital Management, LLC, a subisiary of Wells Fargo & Company, as the Fund’s sub-advisor.

LVIP BlackRock Equity Dividend RPM Fund–3

LVIP BlackRock Equity Dividend RPM Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2012 to December 31, 2012

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2012 to December 31, 2012.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expense shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Annualized Expense Ratio	Expenses Paid During Period 7/1/12 to 12/31/12*
Actual
Standard Class Shares	$1,000.00	$1,057.90	0.78%	$4.03
Service Class Shares	1,000.00	1,056.70	1.03%	5.32
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.22	0.78%	$3.96
Service Class Shares	1,000.00	1,019.96	1.03%	5.23

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP BlackRock Equity Dividend RPM Fund–4

LVIP BlackRock Equity Dividend RPM Fund

Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)

As of December 31, 2012

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets
Common Stock	89.86%
Aerospace & Defense	5.09%
Air Freight & Logistics	0.67%
Auto Components	0.38%
Beverages	2.27%
Chemicals	2.61%
Commercial Banks	7.41%
Consumer Finance	1.00%
Containers & Packaging	0.15%
Diversified Financial Services	2.67%
Diversified Telecommunication Services	4.65%
Electric Utilities	4.17%
Electrical Equipment	0.31%
Energy Equipment & Services	0.45%
Food & Staples Retailing	0.52%
Food Products	3.77%
Health Care Providers & Services	0.46%
Hotels, Restaurants & Leisure	1.34%
Household Durables	1.81%
Industrial Conglomerates	2.30%
Insurance	3.87%
IT Services	1.94%
Leisure Equipment & Products	0.53%
Machinery	3.18%
Media	2.59%
Metals & Mining	3.13%
Multi-Utilities	2.40%
Oil, Gas & Consumable Fuels	11.19%
Paper & Forest Products	0.59%
Pharmaceuticals	6.13%
Real Estate Investment Trusts	0.43%
Road & Rail	1.82%
Semiconductors & Semiconductor Equipment	0.83%
Software	1.15%
Specialty Retail	3.05%
Textiles, Apparel & Luxury Goods	1.16%
Tobacco	2.91%
Water Utilities	0.60%
Wireless Telecommunication Services	0.33%
Money Market Mutual Fund	11.05%
Total Value of Securities	100.91%
Liabilities Net of Receivables and Other Assets	(0.91%)
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Chevron	2.77%
JPMorgan Chase	2.67%
Wells Fargo	2.58%
Pfizer	2.01%
Exxon Mobil	1.97%
Home Depot	1.92%
BHP Billiton	1.87%
International Business Machines	1.71%
Philip Morris International	1.70%
Deere	1.65%
Total	20.85%

LVIP BlackRock Equity Dividend RPM Fund–5

LVIP BlackRock Equity Dividend RPM Fund

Statement of Net Assets

December 31, 2012

	Number of Shares	Value (U.S. $)

COMMON STOCK–89.86%
Aerospace & Defense–5.09%
General Dynamics	42,590	$2,950,209
Honeywell International	48,180	3,057,985
Northrop Grumman	47,760	3,227,621
Raytheon	87,060	5,011,174
Rockwell Collins	12,830	746,321
United Technologies	64,520	5,291,285

		20,284,595

Air Freight & Logistics–0.67%
United Parcel Service Class B	36,290	2,675,662

		2,675,662

Auto Components–0.38%
Johnson Controls	49,400	1,516,580

		1,516,580

Beverages–2.27%
Coca-Cola	122,590	4,443,888
Diageo	157,888	4,600,160

		9,044,048

Chemicals–2.61%
Dow Chemical	62,640	2,024,525
duPont (E.I.) deNemours	105,640	4,750,631
Olin	48,100	1,038,479
Praxair	23,420	2,563,319

		10,376,954

Commercial Banks–7.41%
Bank of Nova Scotia	64,300	3,719,787
Fifth Third Bancorp	93,328	1,417,652
M&T Bank	8,860	872,444
National Bank of Canada	53,260	4,141,759
Toronto-Dominion Bank	45,310	3,820,501
U.S. Bancorp	163,970	5,237,202
Wells Fargo	300,890	10,284,420

		29,493,765

Consumer Finance–1.00%
American Express	69,450	3,991,986

		3,991,986

Containers & Packaging–0.15%
Packaging Corp. of America	15,200	584,744

		584,744

Diversified Financial Services–2.67%
JPMorgan Chase	241,900	10,636,343

		10,636,343

Diversified Telecommunication Services–4.65%
AT&T	184,150	6,207,697
BCE	28,810	1,237,101
CenturyLink	129,520	5,066,822

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Diversified Telecommunication Services (continued)
Verizon Communications	138,790	$6,005,443

		18,517,063

Electric Utilities–4.17%
American Electric Power	39,400	1,681,592
Duke Energy	24,670	1,573,946
Edison International	34,720	1,568,997
FirstEnergy	45,500	1,900,080
ITC Holdings	11,160	858,316
NextEra Energy	49,380	3,416,602
Northeast Utilities	39,200	1,531,936
PPL	28,610	819,104
Southern	75,960	3,251,848

		16,602,421

Electrical Equipment–0.31%
Rockwell Automation	14,660	1,231,293

		1,231,293

Energy Equipment & Services–0.45%
Schlumberger	25,960	1,798,768

		1,798,768

Food & Staples Retailing–0.52%
Wal-Mart Stores	30,560	2,085,109

		2,085,109

Food Products–3.77%
General Mills	71,230	2,878,404
Heinz (H.J.)	38,420	2,216,066
Kraft Foods Group	37,326	1,697,213
Mead Johnson Nutrition	16,088	1,060,038
Mondelez International Class A	112,180	2,857,225
Unilever	112,320	4,301,856

		15,010,802

Health Care Providers & Services–0.46%
Quest Diagnostics	31,530	1,837,253

		1,837,253

Hotels, Restaurants & Leisure–1.34%
McDonald’s	60,690	5,353,465

		5,353,465

Household Durables–1.81%
Kimberly-Clark	34,420	2,906,081
Procter & Gamble	63,330	4,299,474

		7,205,555

Industrial Conglomerates–2.30%
3M	33,080	3,071,478
General Electric	290,630	6,100,324

		9,171,802

LVIP BlackRock Equity Dividend RPM Fund–6

LVIP BlackRock Equity Dividend RPM Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Insurance–3.87%
ACE	37,560	$2,997,288
Chubb	48,800	3,675,616
Prudential Financial	67,610	3,605,641
Travelers	71,300	5,120,766

		15,399,311

IT Services–1.94%
Automatic Data Processing	16,500	940,665
International Business Machines	35,490	6,798,110

		7,738,775

Leisure Equipment & Products–0.53%
Mattel	57,530	2,106,749

		2,106,749

Machinery–3.18%
Caterpillar	68,020	6,093,232
Deere	75,890	6,558,414

		12,651,646

Media–2.59%
Comcast Special Class A	146,410	5,263,440
Disney (Walt)	32,390	1,612,698
Time Warner Cable	35,490	3,449,273

		10,325,411

Metals & Mining–3.13%
Barrick Gold	35,490	1,244,160
BHP Billiton	190,341	7,438,152
Rio Tinto	33,404	2,350,865
Southern Copper	37,980	1,437,923

		12,471,100

Multi-Utilities–2.40%
Consolidated Edison	13,980	776,449
Dominion Resources	65,320	3,383,576
Public Service Enterprise Group	74,790	2,288,574
Sempra Energy	23,320	1,654,321
Wisconsin Energy	39,550	1,457,418

		9,560,338

Oil, Gas & Consumable Fuels–11.19%
Chevron	102,190	11,050,822
ConocoPhillips	32,490	1,884,095
Enbridge	123,460	5,347,344
EQT	31,400	1,851,972
Exxon Mobil	90,560	7,837,968
Kinder Morgan	19,550	690,702
Marathon Oil	66,640	2,043,182
Marathon Petroleum	34,210	2,155,230
Occidental Petroleum	35,490	2,718,889
Phillips 66	21,320	1,132,092
Royal Dutch Shell Class A	30,575	1,061,591
Spectra Energy	54,270	1,485,913

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Oil, Gas & Consumable Fuels (continued)
Total ADR	102,330	$5,322,183

		44,581,983

Paper & Forest Products–0.59%
MeadWestvaco	73,620	2,346,269

		2,346,269

Pharmaceuticals–6.13%
Abbott Laboratories	37,680	2,468,040
Bristol-Myers Squibb	90,220	2,940,270
Johnson & Johnson	76,980	5,396,298
Merck	137,000	5,608,780
Pfizer.	319,670	8,017,324

		24,430,712

Real Estate Investment Trusts–0.43%
American Tower	500	38,635
Weyerhaeuser	59,700	1,660,854

		1,699,489

Road & Rail–1.82%
Canadian National Railway	48,170	4,383,952
Union Pacific	22,750	2,860,130

		7,244,082

Semiconductors & Semiconductor Equipment–0.83%
Intel	159,860	3,297,912

		3,297,912

Software–1.15%
Microsoft	171,780	4,591,679

		4,591,679

Specialty Retail–3.05%
Home Depot	123,410	7,632,909
Limited Brands	96,200	4,527,172

		12,160,081

Textiles, Apparel & Luxury Goods–1.16%
VF	30,560	4,613,643

		4,613,643

Tobacco–2.91%
Altria Group	62,220	1,954,952
Lorillard	24,540	2,863,082
Philip Morris International	81,100	6,783,204

		11,601,238

Water Utilities–0.60%
American Water Works	64,100	2,380,033

		2,380,033

LVIP BlackRock Equity Dividend RPM Fund–7

LVIP BlackRock Equity Dividend RPM Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Wireless Telecommunication Services–0.33%
Vodafone Group ADR	52,000	$1,309,880

		1,309,880

Total Common Stock (Cost $344,622,163)		357,928,539

	Number of Shares	Value (U.S. $)

MONEY MARKET MUTUAL FUND–11.05%
Dreyfus Treasury & Agency Cash Management Fund	44,009,153	$44,009,153

Total Money Market Mutual Fund (Cost $44,009,153)		44,009,153

TOTAL VALUE OF SECURITIES–100.91% (Cost $388,631,316)	401,937,692
« LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.91%)	(3,643,303)

NET ASSETS APPLICABLE TO 26,599,475 SHARES OUTSTANDING–100.00%	$398,294,389

NET ASSET VALUE–LVIP BLACKROCK EQUITY DIVIDEND RPM FUND STANDARD CLASS ($322,496,467 / 21,533,029 Shares)	$14.977

NET ASSET VALUE–LVIP BLACKROCK EQUITY DIVIDEND RPM FUND SERVICE CLASS ($75,797,922 / 5,066,446 Shares)	$14.961

COMPONENTS OF NET ASSETS AT December 31, 2012:
Shares of beneficial interest (unlimited authorization–no par)	$419,416,642
Undistributed net investment income	3,244,900
Accumulated net realized loss on investments	(37,649,205)
Net unrealized appreciation of investments and derivatives	13,282,052

Total net assets	$398,294,389

«	Of this amount, $1,956,500 cash pledged as collateral for futures contracts, $4,586,719 represents payable for securities purchased and $1,872,229 represents payable for fund shares redeemed as of December 31, 2012.

The following foreign currency exchange contracts and futures contracts were outstanding at December 31, 2012:1

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)	In Exchange For	Settlement Date	Unrealized Appreciation (Depreciation)
MNB	AUD 87,720	USD (91,048)	1/3/13	$110
MNB	CAD 171,319	USD (172,234)	1/2/13	242
MNB	GBP 33,641	USD (54,384)	1/3/13	279

				$631

Futures Contracts

Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
(559) E-mini S&P 500 Index	$(39,667,967)	$(39,691,795)	3/16/13	$(23,828)

The use of foreign currency exchange contracts and futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1]	See Note 7 in “Notes to Financial Statements.”

Summary of Abbreviations:

ADR–American Depositary Receipt

AUD–Australian Dollar

CAD–Canadian Dollar

GBP–British Pound Sterling

MNB–Mellon National Bank

USD–United States Dollar

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Equity Dividend RPM Fund–8

LVIP BlackRock Equity Dividend RPM Fund

Statement of Operations

Year Ended December 31, 2012

LVIP BlackRock Equity Dividend RPM Fund

Statements of Changes in Net Assets

INVESTMENT INCOME:
Dividends	$8,849,492
Foreign tax withheld	(73,298)

8,776,194

EXPENSES:
Management fees	2,836,865
Accounting and administration expenses	182,181
Distribution fees-Service Class	120,006
Reports and statements to shareholders	73,763
Professional fees	33,545
Trustees’ fees	9,330
Custodian fees	6,769
Pricing fees.	882
Other	12,921

3,276,262
Less expenses waived/reimbursed	(197,108)

Total operating expenses	3,079,154

NET INVESTMENT INCOME	5,697,040

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	96,669,409
Foreign currencies	(59,341)
Foreign currency exchange contracts	(13,613)
Futures contracts	(530,614)

Net realized gain	96,065,841

Net change in unrealized appreciation (depreciation) of:
Investments	(43,513,710)
Foreign currencies	(1,127)
Foreign currency exchange contracts	631
Futures contracts	(23,828)

Net change in unrealized appreciation (depreciation)	(43,538,034)

NET REALIZED AND UNREALIZED GAIN	52,527,807

NET INCREASE IN NET ASSETS RESULTING

FROM OPERATIONS	$58,224,847

See accompanying notes, which are an integral part of the financial statements.

	Year Ended
	12/31/12	12/31/11
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$5,697,040	$5,496,744
Net realized gain	96,065,841	7,634,656
Net change in unrealized appreciation (depreciation)	(43,538,034)	(25,390,455)

Net increase (decrease) in net assets resulting from operations	58,224,847	(12,259,055)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Standard Class	(2,117,000)	(3,224,871)
Service Class	(262,186)	(295,795)

	(2,379,186)	(3,520,666)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	3,779,290	24,297,418
Service Class	43,565,830	14,480,475
Net asset value of shares issued upon reinvestment of dividends and distributions
Standard Class	2,117,000	3,224,871
Service Class	262,186	295,795

	49,724,306	42,298,559

Cost of shares repurchased:
Standard Class	(46,961,900)	(95,720,445)
Service Class	(13,683,218)	(9,044,298)

	(60,645,118)	(104,764,743)

Decrease in net assets derived from capital share transactions	(10,920,812)	(62,466,184)

NET INCREASE (DECREASE) IN NET ASSETS	44,924,849	(78,245,905)
NET ASSETS:
Beginning of year	353,369,540	431,615,445

End of year	$398,294,389	$353,369,540

Undistributed net investment income	$3,244,900	$1,976,078

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Equity Dividend RPM Fund–9

LVIP BlackRock Equity Dividend RPM Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP BlackRock Equity Dividend RPM Fund Standard Class
	Year Ended
	12/31/12[1]	12/31/11	12/31/10	12/31/09[2]	12/31/08
Net asset value, beginning of period	$12.887	$13.363	$11.440	$9.378	$16.970

Income (loss) from investment operations:
Net investment income[3]	0.221	0.184	0.155	0.145	0.247
Net realized and unrealized gain (loss)	1.966	(0.527)	1.893	2.037	(6.425)

Total from investment operations	2.187	(0.343)	2.048	2.182	(6.178)

Less dividends and distributions from:
Net investment income	(0.097)	(0.133)	(0.125)	(0.120)	(0.201)
Net realized gain.	—	—	—	—	(1.213)

Total dividends and distributions	(0.097)	(0.133)	(0.125)	(0.120)	(1.414)

Net asset value, end of period	$14.977	$12.887	$13.363	$11.440	$9.378

Total return[4]	16.99%	(2.57% )	17.93%	23.30%	(38.32% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$322,496	$314,272	$396,596	$350,348	$328,023
Ratio of expenses to average net assets	0.78%	0.78%	0.79%	0.80%	0.77%
Ratio of expenses to average net assets prior to expenses waived/ reimbursed and expense paid indirectly	0.83%	0.83%	0.84%	0.84%	0.82%
Ratio of net investment income to average net assets	1.54%	1.35%	1.28%	1.51%	1.83%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.49%	1.30%	1.23%	1.47%	1.78%
Portfolio turnover	103%	26%	19%	222%	191%

[1]	Commencing at the close of business on September 21, 2012, BlackRock Investment Management LLC (Sub-Advisor) is responsible for the day-to-day management of the Fund’s investment portfolio.

[2]

Commencing October 1, 2009, Metropolitan West Capital Management, LLC, a subsidiary of Wells Fargo & Company, replaced Pyramis Global Advisors, LLC, a subsidiary of Fidelity Management and Research Company, LLC, as the Fund’s sub-advisor.

[3]	The average shares outstanding method has been applied for per share information.

[4]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Equity Dividend RPM Fund–10

LVIP BlackRock Equity Dividend RPM Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP BlackRock Equity Dividend RPM Fund Service Class
	Year Ended
	12/31/12[1]	12/31/11	12/31/10	12/31/09[2]	12/31/08
Net asset value, beginning of period	$12.874	$13.348	$11.429	$9.372	$16.948

Income (loss) from investment operations:
Net investment income[3]	0.186	0.150	0.125	0.121	0.214
Net realized and unrealized gain (loss)	1.962	(0.525)	1.889	2.032	(6.409)

Total from investment operations	2.148	(0.375)	2.014	2.153	(6.195)

Less dividends and distributions from:
Net investment income	(0.061)	(0.099)	(0.095)	(0.096)	(0.168)
Net realized gain	—	—	—	—	(1.213)

Total dividends and distributions	(0.061)	(0.099)	(0.095)	(0.096)	(1.381)

Net asset value, end of period	$14.961	$12.874	$13.348	$11.429	$9.372

Total return[4]	16.69%	(2.81% )	17.64%	23.00%	(38.48% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$75,798	$39,098	$35,019	$33,203	$26,528
Ratio of expenses to average net assets	1.03%	1.03%	1.04%	1.05%	1.02%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.08%	1.08%	1.09%	1.09%	1.07%
Ratio of net investment income to average net assets	1.29%	1.10%	1.03%	1.26%	1.58%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.24%	1.05%	0.98%	1.22%	1.53%
Portfolio turnover	103%	26%	19%	222%	191%

[1]	Commencing at the close of business on September 21, 2012, BlackRock Investment Management LLC (Sub-Advisor) is responsible for the day-to-day management of the Fund’s investment portfolio.

[2]

Commencing October 1, 2009, Metropolitan West Capital Management, LLC, a subsidiary of Wells Fargo & Company, replaced Pyramis Global Advisors, LLC, a subsidiary of Fidelity Management and Research Company, LLC, as the Fund’s sub-advisor.

[3]	The average shares outstanding method has been applied for per share information.

[4]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Equity Dividend RPM Fund–11

LVIP Blackrock Equity Dividend RPM Fund

Notes to Financial Statements

December 31, 2012

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 66 series (Series). These financial statements and the related notes pertain to the LVIP BlackRock Equity Dividend RPM Fund (Fund) (formerly, LVIP Wells Fargo Intrinsic Value Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek reasonable income by investing primarily in income-producing equity securities.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts are valued at the daily quoted settlement prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2009–December 31, 2012), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date. Foreign dividends are also recorded on the ex-dividend

LVIP BlackRock Equity Dividend RPM Fund–12

LVIP Blackrock Equity Dividend RPM Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Commission rebates are included in realized gain on investments in the accompanying financial statements and total $37,716 for the year ended December 31, 2012. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2012.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (LIAC) is a registered investment advisor and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.75% of the first $500 million of the average daily net assets of the Fund, and 0.70% of the average daily net assets of the Fund in excess of $500 million.

LIAC has contractually agreed to waive a portion of its advisory fee. Effective October 1, 2012, the waiver amount is 0.05% on the first $250 million of the average daily net assets of the Fund; 0.10% on the next $500 million; and 0.13% of average daily net assets in excess of $750 million. Prior to October 1, 2012, the waiver amount was 0.03% on the first $250 million of average daily net assets of the Fund; 0.08% on the next $500 million; and 0.13% of average net assets in excess of $750 million.

Effective after the close of business on September 21, 2012, BlackRock Investment Management LLC (BlackRock) replaced Metropolitan West Capital Management, LLC as the Fund’s Sub-Advisor, and is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Advisor a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund paid Lincoln Life a fee at an annual rate of 0.008% of the average daily net assets of the Fund and reimbursed Lincoln Life for the cost of internal legal services. For the year ended December 31, 2012, fees for these administrative and legal services amounted to $30,260 and $3,638, respectively. Beginning January 1, 2013, the Trust will reimburse Lincoln Life for the cost of administrative and internal the legal services.

Lincoln Life also performs daily trading operations. The Fund reimburses Lincoln Life for the cost of these services, which amounts to $19,117 for the year ended December 31, 2012.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2012, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$227,284
Distribution fees payable to LFD	14,470

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The Fund pays the compensation of unaffiliated trustees.

3. Investments

For the year ended December 31, 2012, the Fund made purchases of $363,153,328 and sales of $398,713,864 of investment securities other than short-term investments.

LVIP BlackRock Equity Dividend RPM Fund–13

LVIP Blackrock Equity Dividend RPM Fund

Notes to Financial Statements (continued)

3. Investments (continued)

At December 31, 2012, the cost of investments for federal income tax purposes was $389,454,574. At December 31, 2012, net unrealized appreciation was $12,483,118 of which $24,408,252 related to unrealized appreciation of investments and $11,925,134 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2012:

	Level 1	Level 2	Total
Common Stock.	$342,477,771	$15,450,768	$357,928,539
Money Market Mutual Fund	44,009,153	—	44,009,153

Total	$386,486,924	$15,450,768	$401,937,692

Foreign Currency Exchange Contracts	$—	$631	$631

Futures Contracts	$(23,828)	$—	$(23,828)

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2012, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2012 and 2011 was as follows:

	Year Ended 12/31/12	Year Ended 12/31/11
Ordinary income	$2,379,186	$3,520,666

In addition, the Fund declared an ordinary income consent dividend of $1,976,078 for the year ended December 31, 2011. Such amount has beem deemed paid and contributed to the Fund as addditional paid-in capital.

LVIP BlackRock Equity Dividend RPM Fund–14

LVIP Blackrock Equity Dividend RPM Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis

As of December 31, 2012, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$419,416,642
Undistributed ordinary income	3,245,531
Accumulated capital and other losses	(36,849,775)
Unrealized appreciation	12,481,991

Net assets	$398,294,389

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, mark-to-market of foreign currency exchange contracts and futures contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions and consent dividends. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2012, the Funds recorded the following reclassificaitons:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$(2,049,032)	$72,954	$1,976,078

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $89,221,420 was utilized in 2012. Capital loss carryforwards remaining at December 31, 2012, if not utilized in future years will expire as follows: $36,214,077 expires in 2017.

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. The provisions of the Act were effective for the Fund’s calendar year ended December 31, 2011. The Act provides for the unlimited carryover of future capital losses, however ,there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized, due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. The Act also provides that each capital loss caryforward retains its character as a short-term or long-term capital loss, whereas before the Act, capital losses carried forward were treated as short-term.

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/12	Year Ended 12/31/11
Shares sold:
Standard Class	259,612	1,729,006
Service Class	2,963,311	1,066,742
Shares issued upon reinvestment of dividends and distributions:
Standard Class	143,360	248,488
Service Class	17,770	22,811

	3,384,053	3,067,047
Shares repurchased:
Standard Class	(3,256,119)	(7,270,295)
Service Class	(951,703)	(676,038)

	(4,207,822)	(7,946,333)

Net decrease	(823,769)	(4,879,286)

7. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S.

LVIP BlackRock Equity Dividend RPM Fund–15

LVIP Blackrock Equity Dividend RPM Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. In addition, the Fund may invest in futures as part of its risk management overlay strategy to seek to manage portfolio volatility. Upon entering into a futures contract, the Fund deposits cash or pledges U.S government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Fair values of derivative instruments as of December 31, 2012 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Forward currency exchange contracts (Foreign currency exchange contracts)	Liabilities net of receivables and other assets	$631	Liabilities net of receivables and other assets	$—
Equity contracts (Futures contracts)	Liabilities net of receivables and other assets	—	Liabilities net of receivables and other assets	(23,828)

Total		$631		$(23,828)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2012 was as follows:

	Location of Gain or Loss on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Forward currency exchange contracts (Foreign currency exchange contracts)	Net realized loss on foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currencies	$(13,613)	$631
Equity contracts (Futures contracts)	Net realized loss on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(530,614)	(23,828)

Total		$(544,227)	$(23,197)

Derivatives Generally–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2012. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2012.

	Asset Derivative Volume	Liability Derivative Volume
Foreign currency exchange contracts (average cost)	$250,274	$274
Futures contracts (average notional value)	—	4,994,116

LVIP BlackRock Equity Dividend RPM Fund–16

LVIP Blackrock Equity Dividend RPM Fund

Notes to Financial Statements (continued)

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

9. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP BlackRock Equity Dividend RPM Fund –17

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP BlackRock Equity Dividend RPM Fund

We have audited the accompanying statement of net assets of the LVIP BlackRock Equity Dividend RPM Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012 by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP BlackRock Equity Dividend RPM Fund of the Lincoln Variable Insurance Products Trust at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 18, 2013

Philadelphia, Pennsylvania

LVIP BlackRock Equity Dividend RPM Fund–18

LVIP BlackRock Equity Dividend RPM Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2012, the Fund designates distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
0.00%	100.00%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management Agreement

On August 29 and September 10, 2012, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “LVIP Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the LVIP Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal or approval of the sub-advisory agreement with various sub-advisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the LVIP Trust (each a “Fund”).

The trustees who are not “interested persons” of the LVIP Trust (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and the sub-advisers prior to the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also received information about the Funds throughout the year in connection with the regular quarterly Board meetings from LIAC and, as applicable, the various portfolio management teams providing services to the Funds.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, LVIP Trust officers and Lincoln Life and LIAC employees to consider the renewal of the Advisory Agreements. In considering the renewal or approval of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered, among others, the factors listed below and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed or approved and accordingly, recommended to the Board of Trustees the renewal or approval of the Advisory Agreements.

Approval of Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Independent Trustees considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel, resources, compliance and LIAC’s criteria for review of the sub-adviser’s performance. The Independent Trustees reviewed the services provided by LIAC in serving as investment adviser, the personnel providing the investment management services and compliance staff, regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-adviser. The Independent Trustees noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Independent Trustees also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. Based on this information, the Independent Trustees concluded that the services provided by LIAC were satisfactory.

The Independent Trustees reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2012, for the Fund compared to the average performance of a performance universe of funds in a Lipper category underlying variable insurance products (“performance group”) and a benchmark index.

The Independent Trustees reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee, sub-advisory fee and expense ratio to those of a Lipper expense peer group for the Fund. The Independent Trustees considered that management fees as reported by Lipper include separate administrative and accounting fees for the Fund as well as the funds in the expense group, to the extent the expense group funds pay separate administrative and accounting fees. The expense peer group consists of the Fund and other funds in a Lipper category underlying variable insurance products, as classified by Lipper (“expense group”).

LVIP BlackRock Equity Dividend RPM Fund–19

LVIP BlackRock Equity Dividend RPM Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement with LIAC (continued)

The Independent Trustees considered that LIAC does not manage the day-to-day portfolio of the Fund, but had delegated those duties to an unaffiliated sub-adviser. The Independent Trustees concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.

The Independent Trustees considered that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2013. The Independent Trustees noted that the investment management fees for the Fund, giving effect to the advisory fee waiver, were within range of the average management fee of the Lipper expense group. In conjunction with the implementation of the Risk Portfolio Management (“RPM”) strategy described below, the Independent Trustees noted that the sub-adviser would be paid a lower sub-advisory fee than the prior sub-adviser and only on the assets managed by the sub-adviser, increasing the fee retained by LIAC. The Independent Trustees also considered that LIAC proposed to increase the amount of the advisory fee waiver by .02% on assets below $750 million. On the basis of the information provided, the Independent Trustees concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable in light of the nature, quality and extent of services provided by LIAC.

With respect to the Fund’s performance, the Independent Trustees considered that a new sub-adviser would assume portfolio management responsibilities for the Fund in September 2012. The Independent Trustees also considered that a RPM strategy would be implemented for the Fund at the same time by which LIAC would, with respect to 0-20% of the Fund’s assets, actively manage the Fund’s exposure to equity market risk primarily through investment in exchange-traded futures contracts and that the sub-adviser would manage the remaining 80-100% of the Fund’s assets according to the investment mandate.

The Independent Trustees considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Independent Trustees considered that the Fund had a breakpoint in the investment management fee schedule and that LIAC had implemented an advisory fee waiver for the Fund and concluded that economies of scale were appropriately shared with investors.

The Independent Trustees also reviewed the profitability analysis to LIAC and its affiliates with respect to the Fund individually and the Funds group overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Independent Trustees reviewed materials provided by LIAC and Lincoln as to any such benefits. Lincoln Insurance Companies receive and retain 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Independent Trustees also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from Lincoln Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates may benefit from economies of scale with the Fund when it bargains together with the Fund for certain services. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums will be allocated to the Fund as received.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Independent Trustees determined that the terms of the investment management agreement continues to be fair and reasonable, and that the continuation of the agreement is in the best interests of the Fund and recommended the renewal of the investment management agreement to the Board of Trustees.

LVIP BlackRock Equity Dividend RPM Fund–20

Officer/Trustee Information for Lincoln VIP Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Fidelity Investments	71	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	71	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Retired; Formerly, Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	71	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	71	N/A
Gary D. Lemon, PH.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly, Advisory Trustee since November 2004	Joseph Percival Allen III University Professor, James W. Emerson Director of the Robert C. McDermond Center for Management and Entrepreneurship, Professor of Economics and Management, DePauw University	71	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C.	71	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; Formerly, President Emeritus, Indiana Health Association; Formerly, President, Indiana Hospital & Health Association	71	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC.	71	N/A
Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since June 2011	Senior Vice President and Treasurer, Lincoln National Corporation; Formerly, Senior Vice President, Head of Insurance & Retirement Solutions Financial Management	N/A	N/A

LVIP BlackRock Equity Dividend RPM Fund–21

Officer/Trustee Information for Lincoln VIP Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Jill R. Whitelaw, Esq.[1] Radnor Financial Center, 150 N. Radnor Chestor Rd, Radnor, PA 19087 YOB: 1963	Vice President, Secretary, and Chief Legal Officer	Vice President, Secretary, and Chief Legal Officer since December 2012; Formerly, Secretary and Chief Legal Officer since June 2011	Vice President and Chief Counsel - Fund Management, The Lincoln National Life Insurance Company; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corp; Formerly, Of Counsel - Montgomery, McCracken, Walker & Rhoades; Director - Merrill Lynch, Pierce, Fenner & Smith	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, Director of Funds Management, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A
Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Vice President since December 2012	Vice President, The Lincoln National Life Insurance Company	N/A	N/A
Blake W. Martin[1] Radnor Financial Center, 150 N. Radnor Chester Rd, Radnor, PA 19087 YOB: 1956	Vice President	Vice President since December 2012	Vice President and Head of Corporate Tax, Lincoln National Corporation; Formerly, Independent Consultant and Managing Director at Smart Business Advisory and Consulting, LLC.	N/A	N/A
John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President since June 2011 and Chief Compliance Officer since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A
David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011	Vice President, Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly, Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A

LVIP BlackRock Equity Dividend RPM Fund–22

Officer/Trustee Information for Lincoln VIP Trust (unaudited) (continued)

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*	The Trust Complex is comprised of the 66 Series of the Lincoln Variable Insurance Products Trust and the 5 Series of the Lincoln Advisors Trust.

[1]

All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940, by reason of their being officers of the Lincoln Investment Advisors Corporation.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP BlackRock Equity Dividend RPM Fund–23

LVIP BlackRock Inflation Protected Bond Fund

LVIP BlackRock Inflation Protected Bond Fund

a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2012

LVIP BlackRock Inflation Protected Bond Fund

LVIP BlackRock Inflation Protected Bond Fund

2012 Annual Report Commentary (unaudited)

Managed by:

The Fund returned 6.51% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2012, while its benchmark, the Barclays Capital U.S. TIPS Index*, returned 6.98%.

At the January FOMC meeting, the Fed explicitly declared a 2% inflation target for the first time. Extraordinary action by the ECB through its 3-year LTRO program alleviated fears of imminent funding crises and disorderly defaults in the Eurozone. Meanwhile, positive manufacturing, retail sales and employment reports pointed to modest but steady improvements in the U.S. economy, helping raise growth and inflation expectations. The quarter also saw record high energy prices as a result of escalating tension with Iran, which drove up headline inflation.

As U.S. data disappointed during the 2nd quarter and European fiscal concerns continued to create tangible market stress, both real and nominal global yields remained near all-time lows. Specifically, nominal rates in countries deemed as safe havens such as the U.S., UK, and Germany fell. Against this backdrop and a decline in energy prices, developed market ten-year inflation breakevens declined.

In the 3rd quarter, European and U.S. leaders signaled and later delivered aggressive action to stimulate the sluggish global economy. In September, the ECB announced the Outright Monetary Transactions (OMT) program, a facility opening up access to central bank funding to sovereigns willing to accept certain austerity measures. Robust U.S. housing figures partially offset poor labor market and manufacturing data prompting no FOMC action in the June meeting. At the September FOMC, the Committee announced plans to commence QE3 while continuing Operation Twist. QE3 enables the Fed to purchase $40 billion agency MBS per month until its dual mandate is better satisfied. The FOMC also confirmed its intent to keep the federal funds rate “exceptionally low” through at least mid-2015.

Early in the 4th quarter, fiscal policy concerns in the U.S. weighed on market tone despite optimistic labor and housing data. The U.S. election outcome prolonged divided government, raising expectations for a policy error; risk assets weakened sharply. As the quarter progressed, valuations recovered as both parties compromised to negotiate a deal averting the tax increases and spending cuts associated with the fiscal cliff. Fed policy continued to evolve and at the December meeting, the FOMC announced an earlier-than expected move from date-based rate guidance to rate guidance based on numerical threshold targets for the unemployment rate and inflation data.

For the year, the Fund maintained a real yield flattening bias between the 10-year and 30-year points on the curve. In early 2012, we initiated a breakeven steepener strategy consisting of a short 10-year breakeven position (short 10-year TIPS and long 10-year nominal Treasuries) coupled with a long 30-year breakeven position (long 30-year TIPS and short 30-year nominal Treasuries). Due to our expectations of slower than anticipated global growth, weakening energy prices and ongoing tensions in peripheral Europe, we expected a disinflationary scenario which would pressure 10-yr inflation expectations relative to longer-term inflation expectations. However, aggressive monetary accommodation, especially the Fed commitment to hold rates low through 2015, caused intermediate real yields to significantly outperform long-end real yields, which benefitted less from the Fed’s shorter-horizon rate guidance. For the first three quarters, the 10s/30s breakeven curve flattened with real yields falling in response to robust monetary accommodation.

In the fourth quarter, market participants questioned the ability of monetary accommodation to drive growth without fiscal policy assistance and inflation breakevens tightened particularly after the U.S. elections. We increased our active duration short by selling intermediate real yields with particularly poor carry profiles, especially given the uncertainty surrounding the fiscal cliff negotiations at year-end. U.S. 30-yr breakevens outperformed their 10-yr counterparts in this period buoyed in part by strong housing and labor prints.

Brian Weinstein

Martin Hegarty

BlackRock Financial Management, Inc.

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 5/3/10 through 12/3/12

This chart illustrates hypothetically, that $10,000 was invested in the LVIP BlackRock Inflation Protected Bond Fund shares on 5/3/10 (commencement of operations). As the chart shows, by December 31, 2012, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $12,225 for the Standard Class shares and to $12,144 for the Service Class shares. For comparison, look at how the Barclays Capital U.S. TIPS Index did from 5/3/10 through 12/31/12. The same $10,000 investment would have increased to $12,545. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

LVIP BlackRock Inflation Protected Bond Fund–1

LVIP BlackRock Inflation Protected Bond Fund

2012 Annual Report Commentary (unaudited) (continued)

Average annual total returns on investment	Ended 12/31/12

Standard Class Shares
One Year	+6.51%
Inception (5/3/10)	+7.80%

Service Class Shares
One Year	+6.24%
Inception (5/3/10)	+7.54%

*	The Barclays Capital U.S. TIPS Index measures the total return performance of the market for inflation-protected securities issued by the U.S. Treasury.

LVIP BlackRock Inflation Protected Bond Fund–2

LVIP BlackRock Inflation Protected Bond Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2012 to December 31, 2012

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2012 to December 31, 2012.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Annualized Expense Ratio	Expenses Paid During Period 7/1/12 to 12/31/12*
Actual
Standard Class Shares	$1,000.00	$1,024.90	0.51%	$2.60
Service Class Shares	1,000.00	1,023.60	0.76%	3.87
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.57	0.51%	$2.59
Service Class Shares	1,000.00	1,021.32	0.76%	3.86

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP BlackRock Inflation Protected Bond Fund–3

LVIP BlackRock Inflation Protected Bond Fund

Security Type/Sector Allocation (unaudited)

As of December 31, 2012

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets
Agency Mortgage-Backed Securities	13.89%
Corporate Bonds	0.03%
Sovereign Bonds	18.56%
France	7.41%
Germany	9.46%
Italy	1.69%
U.S. Treasury Obligations	52.83%
Money Market Mutual Funds	14.12%
Total Value of Securities	99.43%
Receivables and Other Assets Net of Liabilities	0.57%
Total Net Assets	100.00%

LVIP BlackRock Inflation Protected Bond Fund–4

LVIP BlackRock Inflation Protected Bond Fund

Statement of Net Assets

December 31, 2012

	Principal Amount°		Value (U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES–13.89%
Fannie Mae S.F. 30 yr 3.00% 11/1/42		6,978,547	$7,319,627
3.00% 12/1/42		41,777,816	43,819,727
GNMA S.F. 30 yr 3.00% 12/20/42		46,905,000	49,940,504

Total Agency Mortgage-Backed Securities (Cost $101,034,066)			101,079,858

CORPORATE BONDS–0.03%
Capital Markets–0.02%
•Morgan Stanley 4.191% 3/5/18		143,000	149,326

			149,326

Insurance–0.01%
•Prudential Financial 4.06% 6/10/15		114,000	114,995

			114,995

Total Corporate Bonds (Cost $251,865)			264,321

SOVEREIGN BONDS–18.56%
France–7.41%
French Treasury Note 1.00% 7/25/17	EUR	40,145,000	53,903,893

			53,903,893

Germany–9.46%
Bundesobligation 0.50% 10/13/17	EUR	40,520,000	53,995,483
Deutsche Bundesrepublik Inflation Linked Bond 1.50% 4/15/16	EUR	10,304,014	14,793,837

			68,789,320

Italy–1.69%
Italy Buoni Poliennali Del Tesoro 2.10% 9/15/16	EUR	8,339,932	11,187,623
2.15% 9/15/14	EUR	816,487	1,104,291

			12,291,914

Total Sovereign Bonds (Cost $134,414,808)			134,985,127

U.S. TREASURY OBLIGATIONS–52.83%
U.S. Treasury Inflation Index Bonds 0.75% 2/15/42		34,298,352	37,671,904

	Principal Amount°	Value (U.S. $)

U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Inflation Index Bonds (continued)
1.75% 1/15/28	18,781,762	$24,353,202
2.00% 1/15/26	6,586,830	8,652,421
2.125% 2/15/40	1,049,672	1,543,510
2.125% 2/15/41	1,256,351	1,859,106
2.375% 1/15/25	30,404,609	41,081,857
2.375% 1/15/27	13,638,650	18,834,130
2.50% 1/15/29	1,635,601	2,336,865
3.375% 4/15/32	2,273,936	3,756,436
3.625% 4/15/28	19,424,276	30,851,208
3.875% 4/15/29	23,608,803	39,212,758
U.S. Treasury Inflation Index Notes
¥0.125% 4/15/16	53,906,643	56,791,378
0.125% 4/15/17	4,054,166	4,343,974
0.125% 1/15/22	3,182,437	3,458,911
0.125% 7/15/22	10,471,315	11,372,016
0.50% 4/15/15	22,377,725	23,360,241
0.625% 4/15/13	916,114	915,255
0.625% 7/15/21	458,970	522,150
1.125% 1/15/21	555,685	653,190
1.25% 4/15/14	1,573,716	1,623,140
1.375% 1/15/20	985,933	1,169,640
1.625% 1/15/15	3,306,719	3,514,682
1.875% 7/15/13	7,590,453	7,716,174
1.875% 7/15/15	10,496,620	11,448,695
1.875% 7/15/19	108	132
2.00% 1/15/14	11,107,644	11,467,776
2.00% 7/15/14	8,379,117	8,845,859
2.00% 1/15/16	6,663,401	7,392,210
2.125% 1/15/19	915,575	1,112,494
2.50% 7/15/16	16,011,686	18,410,942
2.625% 7/15/17	223	268

Total U.S. Treasury Obligations (Cost $368,873,091)		384,272,524

	Number of Shares
MONEY MARKET MUTUAL FUNDS–14.12%
BlackRock Liquidity Funds	51,561,139	51,561,139
Dreyfus Treasury Cash Management Fund	51,139,341	51,139,341

Total Money Market Mutual Funds (Cost $102,700,480)		102,700,480

TOTAL VALUE OF SECURITIES–99.43% (Cost $707,274,310)	723,302,310
«RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.57%	4,118,381

NET ASSETS APPLICABLE TO 63,452,628 SHARES OUTSTANDING–100.00%	$727,420,691

LVIP BlackRock Inflation Protected Bond Fund–5

LVIP BlackRock Inflation Protected Bond Fund

Statement of Net Assets (continued)

NET ASSET VALUE–LVIP BLACKROCK INFLATION PROTECTED BOND FUND STANDARD CLASS ($ 334,672,700 / 29,151,765 Shares)	$11.480

NET ASSET VALUE–LVIP BLACKROCK INFLATION PROTECTED BOND FUND SERVICE CLASS ($ 392,747,991 / 34,300,863 Shares)	$11.450

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2012:
Shares of beneficial interest (unlimited authorization–no par)	$689,042,776
Undistributed net investment income	4,144,191
Accumulated net realized gain on investments.	19,109,985
Net unrealized appreciation of investments.	15,123,739

Total net assets	$727,420,691

•	Variable rate security. The rate shown is the rate as of December 31, 2012. Interest rates reset periodically.

«	Includes $955,855 cash and $1,224,457 foreign currencies pledged as collateral for futures contracts, $342,116 represents payables for fund shares redeemed as of December 31, 2012.

°	Principal amount shown is stated in U.S. Dollars unless noted that the security is denominated in another currency.

¥	Fully or partially pledged as collateral for futures contracts.

The following foreign currency exchange contracts, futures contracts and swap contracts were outstanding at December 31, 2012:1

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)	In Exchange For	Settlement Date	Unrealized Appreciation (Depreciation)
BNP	EUR (8,319,000)	USD 10,796,348	1/23/13	$(183,700)
BNP	EUR (2,410,000)	USD 3,125,353	2/6/13	(55,939)
GSC	AUD (1,695,000)	NOK 9,939,819	2/20/13	29,490
GSC	EUR (84,026,000)	USD 110,882,541	1/23/13	(21,357)
JPMC	EUR (7,091,000)	USD 9,173,226	1/23/13	(186,014)
UBS	EUR (2,463,000)	USD 3,176,474	1/23/13	(74,380)
UBS	JPY (176,156,240)	USD 2,140,000	1/16/13	109,104
UBS	JPY (410,722,410)	USD 5,014,925	2/20/13	278,432

				$(104,364)

Futures Contracts

Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
(628) Euro Bobl	$(105,443,216)	$(105,925,558)	3/12/13	$(482,342)
(82) Euro-Bund	(15,508,055)	(15,759,297)	3/12/13	(251,242)
(24) Long Gilt	(4,586,765)	(4,637,737)	3/29/13	(50,972)
(142) U.S. Long Bond	(21,229,958)	(20,945,000)	3/29/13	284,958
(109) U.S. Treasury 2 yr Notes	(24,018,565)	(24,031,094)	4/4/13	(12,529)
(704) U.S. Treasury 5 yr Notes	(87,452,121)	(87,587,500)	4/4/13	(135,379)
886 U.S. Treasury 10 yr Notes	117,979,603	117,644,188	3/29/13	(335,415)
(195) U.S. Ultra Bond	(32,117,761)	(31,705,781)	3/29/13	411,980

	$(172,376,838)			$(570,941)

LVIP BlackRock Inflation Protected Bond Fund–6

LVIP BlackRock Inflation Protected Bond Fund

Statement of Net Assets (continued)

Index Swap Contract

Total Return Swap Contract

Notional Value	Expiration Date	Description	Unrealized Appreciation (Depreciation)
$232,580,000	1/24/13	Agreement with Barclays to receive the notional amount multiplied by the BARCLAYS Capital TIPS Index (LBUTTRUU) Daily Index Levels and to pay the notional amount multiplied by the fixed rate of 0.5207%.	$(204,583	)*

The use of foreign currency exchange contracts, futures contracts and swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1]	See Note 7 in “Notes to Financial Statements.”

*	Swap contract was fair valued at December 31, 2012.

Summary of Abbreviations:

AUD–Australian Dollar

BNP–Bank Paribas

EUR–European Monetary Unit

GNMA–Government National Mortgage Association

GSC–Goldman Sachs Capital

JPMC–JPMorgan Chase Bank

JPY–Japanese Yen

NOK–Norwegian Krone

S.F.–Single Family

yr–Year

UBS–United Bank of Switzerland

USD–United States Dollar

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Inflation Protected Bond Fund–7

LVIP BlackRock Inflation Protected Bond Fund

Statement of Operations

Year Ended December 31, 2012

LVIP BlackRock Inflation Protected Bond Fund

Statements of Changes in Net Assets

INVESTMENT INCOME:
Interest	$7,468,510
Dividends	2,871

7,471,381

EXPENSES:
Management fees	2,436,434
Distribution fees-Service Class	815,910
Accounting and administration expenses	236,453
Reports and statements to shareholders	50,114
Professional fees	40,753
Custodian fees	13,791
Trustees’ fees	11,342
Pricing fees	7,125
Other	11,562

Total operating expenses	3,623,484

NET INVESTMENT INCOME	3,847,897

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	17,405,367
Foreign currencies	(1,663,898)
Foreign currency exchange contracts	3,073,964
Futures contracts	(1,205,304)
Swap contracts	6,577,552

Net realized gain	24,187,681

Net change in unrealized appreciation (depreciation) of:
Investments	2,778,858
Foreign currencies	7,015
Foreign currency exchange contracts	(763,328)
Futures contracts	(454,998)
Swap contracts	918,336

Net change in unrealized appreciation (depreciation)	2,485,883

NET REALIZED AND UNREALIZED GAIN	26,673,564

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$30,521,461

See accompanying notes, which are an integral part of the financial statements.

	Year Ended
	12/31/12	12/31/11
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$3,847,897	$5,471,883
Net realized gain	24,187,681	11,833,216
Net change in unrealized appreciation (depreciation)	2,485,883	13,819,158

Net increase in net assets resulting from operations	30,521,461	31,124,257

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	—	(3,299,697)
Service Class	—	(3,921,266)
Net realized gain:
Standard Class	(6,083,704)	(1,453,861)
Service Class	(7,809,949)	(1,667,738)

	(13,893,653)	(10,342,562)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	243,128,555	58,687,327
Service Class	205,379,036	254,406,889
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	6,083,704	4,753,558
Service Class	7,809,949	5,589,004

	462,401,244	323,436,778

Cost of shares repurchased:
Standard Class	(76,872,373)	(68,334,582)
Service Class	(72,369,160)	(41,815,530)

	(149,241,533)	(110,150,112)

Increase in net assets derived from capital share transactions	313,159,711	213,286,666

NET INCREASE IN NET ASSETS	329,787,519	234,068,361
NET ASSETS:
Beginning of year	397,633,172	163,564,811

End of year	$727,420,691	$397,633,172

Undistributed net investment income	$4,144,191	$437,812

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Inflation Protected Bond Fund–8

LVIP BlackRock Inflation Protected Bond Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP BlackRock Inflation Protected Bond Fund Standard Class
	12/31/12	Year Ended 12/31/11	5/3/10[1] to 12/31/10
Net asset value, beginning of period	$11.023	$10.131	$10.000

Income from investment operations:
Net investment income[2]	0.097	0.220	0.080
Net realized and unrealized gain	0.618	1.010	0.156

Total from investment operations	0.715	1.230	0.236

Less dividends and distributions from:
Net investment income	—	(0.231)	(0.105)
Net realized gain	(0.258)	(0.107)	—

Total dividends and distributions	(0.258)	(0.338)	(0.105)

Net asset value, end of period.	$11.480	$11.023	$10.131

Total return[3]	6.51%	12.14%	2.35%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$334,673	$156,626	$148,262
Ratio of expenses to average net assets	0.51%	0.52%	0.55%
Ratio of net investment income to average net assets	0.85%	2.06%	1.18%
Portfolio turnover	483%	657%	359%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Inflation Protected Bond Fund–9

LVIP BlackRock Inflation Protected Bond Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP BlackRock Inflation Protected Bond Fund Service Class
	12/31/12	Year Ended 12/31/11	5/3/10[1] to 12/31/10
Net asset value, beginning of period	$11.022	$10.129	$10.000

Income from investment operations:
Net investment income[2]	0.068	0.197	0.063
Net realized and unrealized gain	0.618	1.005	0.155

Total from investment operations	0.686	1.202	0.218

Less dividends and distributions from:
Net investment income	—	(0.202)	(0.089)
Net realized gain	(0.258)	(0.107)	—

Total dividends and distributions	(0.258)	(0.309)	(0.089)

Net asset value, end of period	$11.450	$11.022	$10.129

Total return[3]	6.24%	11.88%	2.18%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$392,748	$241,007	$15,303
Ratio of expenses to average net assets	0.76%	0.77%	0.80%
Ratio of net investment income to average net assets	0.60%	1.81%	0.93%
Portfolio turnover	483%	657%	359%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Inflation Protected Bond Fund–10

LVIP BlackRock Inflation Protected Bond Fund

Notes to Financial Statements

December 31, 2012

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 66 series (Series). These financial statements and the related notes pertain to the LVIP BlackRock Inflation Protected Bond Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered non-diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek to maximize real return, consistent with preservation of real capital and prudent investment management.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Securities listed on a foreign exchange are generally valued at the last quoted sales price on the valuation date. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Other debt securities and credit default swaps (CDS) contracts are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Short-term debt securities having less than 60 days to maturity are valued using the evaluated mean. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts are valued at the daily quoted settlement prices. Generally, index swap contracts and other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for the open tax years (December 31, 2010–December 31, 2012), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of realized gains and losses on investments in debt securities, which is due to changes in the foreign exchange rates from that which is due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

LVIP BlackRock Inflation Protected Bond Fund–11

LVIP BlackRock Inflation Protected Bond Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2012.

2. Management Fees and Other Transactions with Affiliates

Lincoln Investment Advisors Corporation (LIAC) is a registered investment advisor and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolios, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.45% of the first $500 million of the average daily net assets of the Fund and 0.40% of average daily net assets in excess of $500 million.

BlackRock Financial Management, Inc. (Sub-Advisor) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Advisor a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund paid Lincoln Life a fee at an annual rate of 0.008% of the average daily net assets of the Fund and reimbursed Lincoln Life for the cost of internal legal services. For the year ended December 31, 2012, fees for these administrative and legal services amounted to $44,002 and $4,665, respectively. Beginning January 1, 2013, the Trust will reimburse Lincoln Life for the cost of administrative and internal legal services.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2012, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$264,223
Distribution fees payable to LFD	82,574

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The Fund pays the compensation of unaffiliated trustees.

3. Investments

For the year ended December 31, 2012, the Fund made purchases of $862,134,518 and sales of $787,481,633 of investment securities other than U.S. government securities and short-term investments. For the year ended December 31, 2012, the Fund made purchases of $1,761,649,514 and sales of $1,625,123,636 of long-term U.S. government securities.

At December 31, 2012, the cost of investments for federal income tax purposes was $708,649,515. At December 31, 2012, net unrealized appreciation was $14,652,795, of which $16,459,592 related to unrealized appreciation of investments and $1,806,797 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the

LVIP BlackRock Inflation Protected Bond Fund–12

LVIP BlackRock Inflation Protected Bond Fund

Notes to Financial Statements (continued)

3. Investments (continued)

asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Agency, Asset & Mortgage-Backed Securities	$—	$101,079,858	$—	$101,079,858
Corporate Debt	—	264,321	—	264,321
Sovereign Bonds	—	134,985,127	—	134,985,127
U.S. Treasury Obligations	—	384,272,524	—	384,272,524
Money Market Mutual Funds	102,700,480	—	—	102,700,480

Total	$102,700,480	$620,601,830	$—	$723,302,310

Foreign Currency Exchange Contracts	$—	$(104,364)	$—	$(104,364)

Futures Contracts	$(570,941)	$—	$—	$(570,941)

Index Swap Contract	$—	$—	$(204,583)	$(204,583)

During the year ended December 31, 2012, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2012 and 2011 was as follows:

	Year Ended 12/31/12	Year Ended 12/31/11
Ordinary income	$11,738,940	$10,266,222
Long-term capital gains	2,154,713	76,340

Total	$13,893,653	$10,342,562

LVIP BlackRock Inflation Protected Bond Fund–13

LVIP BlackRock Inflation Protected Bond Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis

As of December 31, 2012, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$689,042,776
Undistributed ordinary income	23,685,757
Undistributed long-term capital gains	8,546,789
Unrealized appreciation	13,921,750
Accumulated capital & other losses	(7,776,381)

Net assets	$727,420,691

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, straddles, tax treatment of swap contracts, and mark-to-market of futures contracts and foreign currency contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to dividends and distributions, tax treatment of gain (loss) on foreign currency transactions and paydown gain (loss) of mortgage-and asset-backed securities. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2012, the Fund recorded the following reclassifcations:

Undistributed Net Investments Income	Accumulated Net Realized Gain
$(141,518)	$141,518

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/12	Year Ended 12/31/11
Shares sold:
Standard Class	21,174,939	5,498,754
Service Class	18,115,875	23,722,608
Shares issued upon reinvestment of dividends and distributions:
Standard Class	535,490	429,102
Service Class	688,708	504,849

	40,515,012	30,155,313

Shares repurchased:
Standard Class	(6,767,089)	(6,354,592)
Service Class	(6,369,487)	(3,872,528)

	(13,136,576)	(10,227,120)

Net increase	27,378,436	19,928,193

7. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives, 2) how they are accounted for, and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

LVIP BlackRock Inflation Protected Bond Fund–14

LVIP BlackRock Inflation Protected Bond Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

Futures Contracts–The Fund may use futures in the normal course of pursuing its investment objectives and strategies. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Swap Contracts–The Fund may enter into index swap contracts in the normal course of pursuing its investment objective and strategies. Index swaps may be used to gain exposure to markets that the Fund invests in, such as the corporate bond market. The Fund may also use index swaps as a substitute for futures or options contracts if such contracts are not directly available to the Fund on favorable terms.

Index Swaps. Index swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the index swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Swaps Generally–Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Statement of Net Assets.

Fair values of derivative instruments as of December 31, 2012 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Forward currency exchange contracts (Foreign currency exchange contracts)	Receivables and other assets net of liabilities	$417,026	Receivables and other assets net of liabilities	$(521,390)
Interest rate contracts (Futures contracts)	Receivables and other assets net of liabilities	696,938	Receivables and other assets net of liabilities	(1,267,879)
Index contracts (Index swap contracts)	Receivables and other assets net of liabilities	—	Receivables and other assets net of liabilities	(204,583)

Total		$1,113,964		$(1,993,852)

LVIP Blackrock Inflation Protected Bond Fund–15

LVIP BlackRock Inflation Protected Bond Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2012 was as follows:

	Location of Gain or Loss on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Forward currency exchange contracts (Foreign currency exchange contracts)	Net realized gain on foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$3,073,964	$(763,328)
Equity contracts (Futures contracts)	Net realized loss on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(1,205,304)	(454,998)
Index contracts (Index swap contracts)	Net realized gain on swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	6,577,552	918,336

Total		$8,446,212	$(299,990)

Derivatives Generally–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2012. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2012.

	Asset Derivative Volume	Liability Derivative Volume
Foreign currency exchange contracts (average cost)	$16,065,433	$45,593,626
Futures contracts (average notional value)	86,469,239	98,873,541
Swap contracts (average notional value) *	70,394,623	—

*	Asset represents buying protection and liability represents selling protection.

8. Credit and Market Risk

The Fund primarily invests in inflation protected debt securities whose principal and/or interest payments are adjusted for inflation, unlike traditional debt securities that make fixed principal and interest payments. Under normal circumstances, the Fund will invest at least 80% of its net assets in inflation protected debt securities issued by the U.S. government, its agencies or instrumentalities, foreign governments and corporations, which may include synthetic investments such as options, forwards, futures contracts, or swap agreements that, when combined with non-inflation indexed bonds, have economic characteristics similar to inflation-indexed bonds.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to LIAC the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of December 31, 2012, there were no Rule 144A securities and no securities have been determined to be illiquid.

LVIP BlackRock Inflation Protected Bond Fund–16

LVIP BlackRock Inflation Protected Bond Fund

Notes to Financial Statements (continued)

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP BlackRock Inflation Protected Bond Fund–17

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP BlackRock Inflation Protected Bond Fund

We have audited the accompanying statement of net assets and statement of assets and liabilities of the LVIP BlackRock Inflation Protected Bond Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period May 3, 2010 (commencement of operations) to December 31, 2010. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP BlackRock Inflation Protected Bond Fund of the Lincoln Variable Insurance Products Trust at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the each of the two years in the period then ended and for the period May 3, 2010 (commencement of operations) to December 31, 2010, in conformity with U.S. generally accepted accounting principles.

February 18, 2013

Philadelphia, Pennsylvania

LVIP BlackRock Inflation Protected Bond Fund–18

LVIP BlackRock Inflation Protected Bond Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2012, the Fund designates distributions paid during the year as follows:

(A) Long-Term Capital Gain Distribution (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
15.51%	84.49%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Sub-Advisory Agreements

On August 29 and September 10, 2012, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “LVIP Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the LVIP Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal or approval of the sub-advisory agreement with various sub-advisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the LVIP Trust (each a “Fund”).

The trustees who are not “interested persons” of the LVIP Trust (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and the sub-advisers prior to the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also received information about the Funds throughout the year in connection with the regular quarterly Board meetings from LIAC and, as applicable, the various portfolio management teams providing services to the Funds.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, LVIP Trust officers and Lincoln Life and LIAC employees to consider the renewal of the Advisory Agreements. In considering the renewal or approval of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered, among others, the factors listed below and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed or approved and accordingly, recommended to the Board of Trustees the renewal or approval of the Advisory Agreements.

Approval of Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Independent Trustees considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel, resources, compliance and LIAC’s criteria for review of the sub-adviser’s performance. The Independent Trustees reviewed the services provided by LIAC in serving as investment adviser, the personnel providing the investment management services and compliance staff, regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-adviser. The Independent Trustees noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Independent Trustees also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. Based on this information, the Independent Trustees concluded that the services provided by LIAC were satisfactory.

The Independent Trustees reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2012, for the Fund compared to the average performance of a performance universe of funds in a Lipper category underlying variable insurance products (“performance group”) and a benchmark index.

The Independent Trustees reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee, sub-advisory fee and expense ratio to those of a Lipper expense peer group for the Fund. The Independent Trustees considered that management fees as reported by Lipper include separate administrative and accounting fees for the Fund as well as the funds in the expense group, to the extent the expense group funds pay separate administrative and accounting fees. The expense peer group consists of the Fund and other funds in a Lipper category underlying variable insurance products, as classified by Lipper (“expense group”).

LVIP BlackRock Inflation Protected Bond Fund–19

LVIP BlackRock Inflation Protected Bond Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement with LIAC (continued)

The Independent Trustees considered that LIAC does not manage the day-to-day portfolio of the Fund, but had delegated those duties to an unaffiliated sub-adviser. The Independent Trustees concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.

The Independent Trustees noted that the investment management fees were lower than the average of the Lipper expense group. On the basis of the information provided, the Independent Trustees concluded that the Fund’s investment management fee was reasonable in light of the nature, quality and extent of services provided by LIAC.

The Independent Trustees considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Independent Trustees considered that the Fund had a breakpoint in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.

The Independent Trustees also reviewed the profitability analysis to LIAC and its affiliates with respect to the Fund individually and the Funds group overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Independent Trustees reviewed materials provided by LIAC and Lincoln as to any such benefits. Lincoln Insurance Companies receive and retain 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Independent Trustees also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from Lincoln Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates may benefit from economies of scale with the Fund when it bargains together with the Fund for certain services. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums will be allocated to the Fund as received.

Approval of Sub-Advisory Agreement with BlackRock

In considering the renewal of the sub-advisory agreement between LIAC and BlackRock Financial Management, Inc. (“Blackrock”) on behalf of the Fund, the Independent Trustees considered the nature, extent and quality of services provided by Blackrock under the sub-advisory agreement. The Independent Trustees reviewed the services provided by Blackrock, the background of the investment professionals servicing the Fund and the reputation, resources and investment approach of Blackrock. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance matters.

The Independent Trustees reviewed the Fund’s return compared to the average return of the Lipper performance group of general U.S. government funds and the Barclays Capital U.S. TIPS Index. The Independent Trustees noted that the Fund’s one year return was above the average of the Lipper performance group for the one year period and in line with the benchmark index. The Independent Trustees concluded that the services provided by Blackrock were satisfactory.

The Independent Trustees considered the sub-advisory fee schedule which contains breakpoints and noted that the sub-advisory fees were within range of fees charged to other clients subadvised by BlackRock. The Independent Trustees noted Blackrock’s statement that no clients with similar objectives pay a lower fee, and noted that the sub-advisory fees were below the average of the Lipper contractual sub-adviser fees expense group. The Independent Trustees considered that the sub-advisory fee schedule was negotiated between LIAC and Blackrock, an unaffiliated third party. The Independent Trustees concluded that the sub-advisory fees were reasonable.

With respect to profitability, the Independent Trustees considered information regarding Blackrock’s estimated profitability from providing sub-advisory services to the Fund. The Independent Trustees noted that the sub-advisory fee schedule was negotiated between LIAC and Blackrock, an unaffiliated third party, and that LIAC compensates Blackrock from its fees. The Independent Trustees reviewed materials provided by Blackrock as to any additional benefits it receives and noted that Blackrock stated that the engagement raises its profile in the broker-dealer community. The Independent Trustees concluded that estimated profitability was not unreasonable.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Independent Trustees determined that the terms of the investment management agreement and sub-advisory agreement for the Fund continue to be fair and reasonable, and that the continuation of each such agreement is in the best interests of the Fund and recommended the renewal of the respective agreements to the Board of Trustees.

LVIP BlackRock Inflation Protected Bond Fund–20

Officer/Trustee Information for Lincoln VIP Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Fidelity Investments	71	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	71	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Retired; Formerly, Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	71	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	71	N/A
Gary D. Lemon, PH.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly, Advisory Trustee since November 2004	Joseph Percival Allen III University Professor, James W. Emerson Director of the Robert C. McDermond Center for Management and Entrepreneurship, Professor of Economics and Management, DePauw University	71	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C.	71	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; Formerly, President Emeritus, Indiana Health Association; Formerly, President, Indiana Hospital & Health Association	71	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC.	71	N/A
Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since June 2011	Senior Vice President and Treasurer, Lincoln National Corporation; Formerly, Senior Vice President, Head of Insurance & Retirement Solutions Financial Management	N/A	N/A

LVIP BlackRock Inflation Protected Bond Fund–21

Officer/Trustee Information for Lincoln VIP Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Jill R. Whitelaw, Esq.[1] Radnor Financial Center, 150 N. Radnor Chestor Rd, Radnor, PA 19087 YOB: 1963	Vice President, Secretary, and Chief Legal Officer	Vice President, Secretary, and Chief Legal Officer since December 2012; Formerly, Secretary and Chief Legal Officer since June 2011	Vice President and Chief Counsel–Fund Management, The Lincoln National Life Insurance Company; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corp.; Formerly, Of Counsel–Montgomery, McCracken, Walker & Rhoades; Director–Merrill Lynch, Pierce, Fenner & Smith	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, Director of Funds Management, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A
Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Vice President since December 2012	Vice President, The Lincoln National Life Insurance Company	N/A	N/A
Blake W. Martin[1] Radnor Financial Center, 150 N. Radnor Chester Rd, Radnor, PA 19087 YOB: 1956	Vice President	Vice President since December 2012	Vice President and Head of Corporate Tax, Lincoln National Corporation; Formerly, Independent Consultant and Managing Director at Smart Business Advisory and Consulting, LLC.	N/A	N/A
John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President since June 2011 and Chief Compliance Officer since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A
David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011	Vice President, Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly, Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A

LVIP BlackRock Inflation Protected Bond Fund–22

Officer/Trustee Information for Lincoln VIP Trust (unaudited) (continued)

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*	The Trust Complex is comprised of the 66 Series of the Lincoln Variable Insurance Products Trust and the 5 Series of the Lincoln Advisors Trust.

[1]

All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940, by reason of their being officers of Lincoln Investment Advisors Corporation.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP BlackRock Inflation Protected Bond Fund–23

LVIP Capital Growth Fund

LVIP Capital Growth Fund

a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2012

LVIP Capital Growth Fund

LVIP Capital Growth Fund

2012 Annual Report Commentary (unaudited)

Managed by:

The Fund returned 19.06% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2012, while its benchmark, the Russell 1000® Growth Index*, returned 15.26%.

U.S. equities moved higher during the year, in part due to a strengthening housing market and central bank interventions around the globe. Although Europe continued to grapple with economic and structural challenges, investors’ risk appetites surged after European Central Bank (ECB) President Mario Draghi revealed a comprehensive plan to support struggling sovereigns, including direct purchases of government bonds in the open market. Additionally, the U.S. Federal Reserve’s announcement of a third round of quantitative easing was well received by the market, boosting stock prices. Despite concerns about the looming U.S. fiscal cliff, tepid corporate revenue results, and economic malaise in Europe, investors bid up risk assets amid further signs of recovery in China and signs that the U.S. housing market may bolster the U.S. economy for the first time in seven years. Risk sentiment also ticked up on continued hopes that the ECB’s bond-buying plan will succeed, essentially reducing the tail risks in Europe.

Nine of the ten sectors in the Russell 1000® Growth Index posted positive absolute returns during the period. Health care, financials, and consumer discretionary gained the most, while utilities was the only sector that declined.

The Fund’s outperformance during the period was primarily driven by strong stock selection in the information technology, consumer discretionary, health care, and materials sectors. This was partially offset by weaker results in consumer staples and industrials. Sector allocation, a result of our bottom-up stock selection process, also modestly aided relative results.

Top contributors to relative returns included eBay (information technology), Apple (information technology), and Gilead Sciences (health care). On an absolute basis, Oracle (information technology) also contributed. The three largest detractors from relative performance during the period were Altera (information technology), Acme Packet (information technology), and Temper-Pedic International (consumer discretionary). On an absolute basis, Expeditors International (industrials) also detracted from returns, and was no longer held at the end of the period. We eliminated Temper-Pedic during the period.

In 2013, we expect slow but steady growth in the U.S. We remain cautiously optimistic and believe that the U.S. should avoid recession in 2013. From a sector perspective, consumer discretionary remains our top overweight. While we reduced our exposure to information technology, we remain overweight. We are underweight the industrials, consumer staples, and telecommunication services sectors.

Andrew J. Shilling, CFA

Wellington Management Company, LLP

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 12/31/02 through 12/31/12

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Capital Growth Fund Standard Class shares on 12/31/02. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2012, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $18,090. For comparison, look at how the Russell 1000® Growth Index did over the same period. The same $10,000 investment would have increased to $20,675. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company seperate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

Average annual total returns on investment	Ended 12/31/12

Standard Class Shares
One Year	+19.06%
Five Years	+0.30%
Ten Years	+6.11%

Service Class Shares
One Year	+18.77%
Five Years	+0.05%
Inception (4/30/07)	+2.17%

*	The Russell 1000® Growth Index measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.

Commencing May 1,2004, Wellington Management Company, LLP replaced Janus Capital Management as the Fund’s sub-advisor.

LVIP Capital Growth Fund–1

LVIP Capital Growth Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2012 to December 31, 2012

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2012 to December 31, 2012.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Annualized Expense Ratio	Expenses Paid During Period 7/1/12 to 12/31/12*
Actual
Standard Class Shares	$1,000.00	$1,080.00	0.78%	$4.08
Service Class Shares	1,000.00	1,078.60	1.03%	5.38
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.17	0.78%	$3.96
Service Class Shares	1,000.00	1,019.91	1.03%	5.23

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP Capital Growth Fund–2

LVIP Capital Growth Fund

Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)

As of December 31, 2012

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets
Common Stock	99.31%
Aerospace & Defense	0.53%
Automobiles	1.22%
Beverages	1.91%
Biotechnology	4.11%
Chemicals	2.01%
Communications Equipment	3.65%
Computers & Peripherals	7.89%
Consumer Finance	1.02%
Diversified Financial Services	1.04%
Electrical Equipment	1.41%
Energy Equipment & Services	2.19%
Food & Staples Retailing	1.74%
Food Products	2.92%
Health Care Equipment & Supplies	4.15%
Health Care Providers & Services	0.85%
Hotels, Restaurants & Leisure	3.55%
Household Durables	1.64%
Internet & Catalog Retail	3.67%
Internet Software & Services	8.03%
IT Services	5.99%
Life Sciences Tools & Services	0.89%
Machinery	1.66%
Media	8.12%
Multiline Retail	2.22%
Oil, Gas & Consumable Fuels	2.14%
Pharmaceuticals	1.92%
Professional Services	0.98%
Real Estate Investment Trusts	0.31%
Road & Rail	2.95%
Semiconductors & Semiconductor Equipment	2.52%
Software	8.48%
Specialty Retail	5.07%
Textiles, Apparel & Luxury Goods	1.60%
Tobacco	0.93%
Money Market Mutual Fund	0.88%
Total Value of Securities	100.19%
Liabilities Net of Receivables and Other Assets	(0.19%)
Total Net Assets	100.00%

Holdings are for informational purpose only and are subject to change at any time. They are not a recommendation to buy, sell. or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Apple	5.95%
Oracle	3.47%
Google Class A	3.09%
Green Mountain Coffee Roasters	2.92%
eBay	2.91%
Lowe’s	2.48%
Amazon.com	2.26%
Gilead Sciences	2.15%
Monsanto	2.01%
News Class A	1.97%
Total	29.21%

LVIP Capital Growth Fund–3

LVIP Capital Growth Fund

Statement of Net Assets

December 31, 2012

	Number of Shares	Value (U.S. $)

COMMON STOCK–99.31%
Aerospace & Defense–0.53%
Safran ADR	46,355	$2,004,854

		2,004,854

Automobiles–1.22%
Harley-Davidson	94,905	4,635,160

		4,635,160

Beverages–1.91%
PepsiCo	105,905	7,247,079

		7,247,079

Biotechnology–4.11%
†Biogen Idec	35,250	5,170,118
†Gilead Sciences	110,755	8,134,955
†Regeneron Pharmaceuticals	13,220	2,261,545

		15,566,618

Chemicals–2.01%
Monsanto	80,270	7,597,556

		7,597,556

Communications Equipment–3.65%
†Acme Packet	179,495	3,970,429
†Juniper Networks	242,415	4,768,303
QUALCOMM	81,980	5,084,400

		13,823,132

Computers & Peripherals–7.89%
Apple	42,290	22,541,833
†EMC	163,160	4,127,948
†NetApp	96,220	3,228,181

		29,897,962

Consumer Finance–1.02%
American Express	66,920	3,846,562

		3,846,562

Diversified Financial Services–1.04%
JPMorgan Chase	89,715	3,944,769

		3,944,769

Electrical Equipment–1.41%
AMETEK	128,895	4,842,585
Rockwell Automation	6,130	514,859

		5,357,444

Energy Equipment & Services–2.19%
†Cameron International	41,825	2,361,440
ENSCO	19,495	1,155,664
National Oilwell Varco	35,995	2,460,258
Schlumberger	33,730	2,337,152

		8,314,514

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Food & Staples Retailing–1.74%
CVS Caremark	92,480	$4,471,408
Wal-Mart Stores	31,310	2,136,281

		6,607,689

Food Products–2.92%
†Green Mountain Coffee Roasters	267,785	11,075,588

		11,075,588

Health Care Equipment & Supplies–4.15%
Covidien	76,940	4,442,516
†Edwards Lifesciences	64,200	5,788,914
†Hologic.	274,635	5,500,939

		15,732,369

Health Care Providers & Services–0.85%
UnitedHealth Group	59,385	3,221,042

		3,221,042

Hotels, Restaurants & Leisure–3.55%
Dunkin’ Brands Group	172,830	5,734,499
Starwood Hotels & Resorts Worldwide	74,775	4,289,094
Yum Brands	51,690	3,432,216

		13,455,809

Household Durables–1.64%
D.R. Horton	188,830	3,735,057
Lennar Class A	64,045	2,476,620

		6,211,677

Internet & Catalog Retail–3.67%
†Amazon.com	34,160	8,578,942
†priceline.com	8,575	5,326,790

		13,905,732

Internet Software & Services–8.03%
†eBay	216,195	11,030,269
†Facebook Class A	214,695	5,717,328
†Google Class A	16,530	11,725,886
†LinkedIn Class A	17,000	1,951,940

		30,425,423

IT Services–5.99%
†Alliance Data Systems	36,120	5,228,731
†Cognizant Technology Solutions Class A	73,195	5,420,090
MasterCard Class A	13,220	6,494,722
Visa Class A	36,570	5,543,281

		22,686,824

Life Sciences Tools & Services–0.89%
Agilent Technologies	82,282	3,368,625

		3,368,625

LVIP Capital Growth Fund–4

LVIP Capital Growth Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Machinery–1.66%
Cummins	21,230	$2,300,271
Eaton.	73,730	3,996,166

		6,296,437

Media–8.12%
Comcast Class A	158,020	5,906,788
Disney (Walt)	131,415	6,543,153
News Class A	291,685	7,449,635
Sirius XM Radio	1,989,445	5,749,496
Time Warner	106,585	5,097,961

		30,747,033

Multiline Retail–2.22%
†Dollar General	74,965	3,305,207
Family Dollar Stores	80,450	5,101,335

		8,406,542

Oil, Gas & Consumable Fuels–2.14%
Anadarko Petroleum	72,955	5,421,286
†Cobalt International Energy	109,775	2,696,074

		8,117,360

Pharmaceuticals–1.92%
Johnson & Johnson	54,020	3,786,802
Merck	85,035	3,481,333

		7,268,135

Professional Services–0.98%
†IHS Class A	38,669	3,712,224

		3,712,224

Real Estate Investment Trusts–0.31%
American Tower	15,270	1,179,913

		1,179,913

Road & Rail–2.95%
Hunt (J.B.) Transport Services	64,355	3,842,637
Kansas City Southern	36,620	3,057,038
Norfolk Southern	68,885	4,259,848

		11,159,523

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Semiconductors & Semiconductor Equipment–2.52%
Altera	178,815	$6,158,389
Broadcom Class A	102,515	3,404,523

		9,562,912

Software–8.48%
†BMC Software	95,479	3,786,697
†Citrix Systems	52,502	3,452,007
Oracle	395,170	13,167,064
†salesforce.com	26,635	4,477,344
†ServiceNow	80,870	2,428,526
†Splunk	94,480	2,741,810
†TIBCO Software	55,015	1,210,880
†VMware Class A	8,405	791,247
†Workday Class A	1,200	65,400

		32,120,975

Specialty Retail–5.07%
Abercrombie & Fitch	102,970	4,939,471
†AutoZone	13,735	4,868,096
Lowe’s	264,310	9,388,291

		19,195,858

Textiles, Apparel & Luxury Goods–1.60%
†Michael Kors Holdings	30,670	1,565,090
PVH	35,065	3,892,566
Ralph Lauren	4,070	610,174

		6,067,830

Tobacco–0.93%
Lorillard	30,280	3,532,768

		3,532,768

Total Common Stock (Cost $309,899,372)		376,293,938

MONEY MARKET MUTUAL FUND–0.88%
Dreyfus Treasury & Agency Cash
Management Fund	3,321,817	3,321,817

Total Money Market Mutual Fund (Cost $3,321,817)		3,321,817

TOTAL VALUE OF SECURITIES–100.19% (Cost $313,221,189)	$379,615,755
«LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.19%)	(723,144)

NET ASSETS APPLICABLE TO 13,725,352 SHARES OUTSTANDING–100.00%	$378,892,611

NET ASSET VALUE–LVIP CAPITAL GROWTH FUND STANDARD CLASS ($104,644,762 / 3,771,237 Shares)	$27.748

NET ASSET VALUE–LVIP CAPITAL GROWTH FUND SERVICE CLASS ($274,247,849 / 9,954,115 Shares)	$27.551

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2012:
Shares of beneficial interest (unlimited authorization–no par)	$362,224,235
Accumulated net realized loss on investments	(49,726,190)
Net unrealized appreciation of investments	66,394,566

Total net assets	$378,892,611

LVIP Capital Growth Fund–5

LVIP Capital Growth Fund

Statement of Net Assets (continued)

†	Non-income producing for the period.

«	Of this amount, $693,698 represents payable for securities purchased and $143,647 represents payable for fund shares redeemed as of December 31, 2012.

ADR–American Depositary Receipt

See accompanying notes, which are an integral part of the financial statements.

LVIP Capital Growth Fund–6

LVIP Capital Growth Fund

Statement of Operations

Year Ended December 31, 2012

LVIP Capital Growth Fund

Statements of Changes in Net Assets

INVESTMENT INCOME:
Dividends	$3,386,273
Foreign tax withheld	(2,819)

3,383,454

EXPENSES:
Management fees	2,533,006
Distribution fees-Service Class	644,240
Accounting and administration expenses	156,196
Reports and statements to shareholders	73,107
Professional fees	26,908
Trustees’ fees	8,219
Custodian fees	6,333
Pricing fees	1,127
Other	9,849

Total operating expenses	3,458,985

NET INVESTMENT LOSS	(75,531)

NET REALIZED AND UNREALIZED GAIN:
Net realized gain on investments	12,499,589
Net change in unrealized appreciation (depreciation) of investments	45,969,887

NET REALIZED AND UNREALIZED GAIN	58,469,476

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$58,393,945

See accompanying notes, which are an integral part of the financial statements.

	Year Ended
	12/31/12	12/31/11
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(75,531)	$(228,968)
Net realized gain	12,499,589	5,635,940
Net change in unrealized appreciation (depreciation)	45,969,887	(34,507,884)

Net increase (decrease) in net assets resulting from operations	58,393,945	(29,100,912)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	3,631,027	4,089,579
Service Class	80,837,260	91,718,464

	84,468,287	95,808,043

Cost of shares repurchased:
Standard Class	(13,980,281)	(15,020,335)
Service Class	(47,514,914)	(17,992,434)

	(61,495,195)	(33,012,769)

Increase in net assets derived from capital share transactions	22,973,092	62,795,274

NET INCREASE IN NET ASSETS	81,367,037	33,694,362
NET ASSETS:
Beginning of year	297,525,574	263,831,212

End of year (there was no undistributed net investment income at either year end)	$378,892,611	$297,525,574

See accompanying notes, which are an integral part of the financial statements.

LVIP Capital Growth Fund–7

LVIP Capital Growth Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Capital Growth Fund Standard Class
	Year Ended
	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08
Net asset value, beginning of period	$23.305	$25.613	$21.540	$16.019	$27.511

Income (loss) from investment operations:
Net investment income[1]	0.042	0.019	0.057	0.094	0.068
Net realized and unrealized gain (loss)	4.401	(2.327)	4.026	5.490	(11.511)

Total from investment operations	4.443	(2.308)	4.083	5.584	(11.443)

Less dividends and distributions from:
Net investment income	—	—	(0.010)	(0.063)	(0.049)

Total dividends and distributions	—	—	(0.010)	(0.063)	(0.049)

Net asset value, end of period	$27.748	$23.305	$25.613	$21.540	$16.019

Total return[2]	19.06%	(9.01% )	18.95%	34.87%	(41.59% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$104,645	$96,924	$117,429	$112,475	$145,464
Ratio of expenses to average net assets	0.78%	0.79%	0.80%	0.78%	0.78%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	0.78%	0.79%	0.81%	0.83%	0.81%
Ratio of net investment income to average net assets	0.16%	0.08%	0.26%	0.52%	0.31%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	0.16%	0.08%	0.25%	0.47%	0.28%
Portfolio turnover	64%	37%	62%	102%	106%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Capital Growth Fund–8

LVIP Capital Growth Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Capital Growth Fund Service Class
	Year Ended
	12/31/12		12/31/11		12/31/10	12/31/09	12/31/08
Net asset value, beginning of period.	$23.197		$25.559		$21.539	$16.020	$27.494

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.025)		(0.044)		0.002	0.047	0.018
Net realized and unrealized gain (loss)	4.379		(2.318)		4.018	5.484	(11.492)

Total from investment operations	4.354		(2.362)		4.020	5.531	(11.474)

Less dividends and distributions from:
Net investment income	—		—		—	(0.012)	—

Total dividends and distributions	—		—		—	(0.012)	—

Net asset value, end of period	$27.551		$23.197		$25.559	$21.539	$16.020

Total return[2]	18.77%		(9.24%	)	18.66%	34.53%	(41.73% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$274,248		$200,602		$146,402	$58,662	$8,308
Ratio of expenses to average net assets	1.03%		1.04%		1.05%	1.03%	1.03%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.03%		1.04%		1.06%	1.08%	1.06%
Ratio of net investment income (loss) to average net assets	(0.09%	)	(0.17%	)	0.01%	0.27%	0.06%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed and expense paid indirectly	(0.09%	)	(0.17%	)	0.00%	0.22%	0.03%
Portfolio turnover	64%		37%		62%	102%	106%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Capital Growth Fund–9

LVIP Capital Growth Fund

Notes to Financial Statements

December 31, 2012

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 66 series (Series). These financial statements and the related notes pertain to the LVIP Capital Growth Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek capital growth. Realization of income is not a significant investment consideration and any income realized will be incidental.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Open-end investment companies are valued at their published net asset value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2009–December 31, 2012), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date. Taxable non-cash dividends are recorded as dividend income. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $6,117 for the year ended December 31, 2012. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2012.

LVIP Capital Growth Fund–10

LVIP Capital Growth Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions with Affiliates

Lincoln Investment Advisors Corporation (LIAC) is a registered investment advisor and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.75% on the first $100 million of the average daily net assets of the Fund; 0.70% on the next $150 million; 0.65% on the next $750 million; and 0.60% on average daily net assets in excess of $1 billion.

Wellington Management Company, LLP (Sub-Advisor) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Advisor a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund paid Lincoln Life a fee at an annual rate of 0.008% of the average daily net assets of the Fund and reimbursed Lincoln Life for the cost of the internal legal services. For the year ended December 31, 2012, fees for administrative and legal services amounted to $29,022 and $3,271, respectively. Beginning January 1, 2013, the Trust will reimburse Lincoln Life for the cost of administrative and internal legal services.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2012, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$222,449
Distribution fees payable to LFD	57,768

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The Fund pays the compensation of unaffiliated trustees.

3. Investments

For the year ended December 31, 2012, the Fund made purchases of $257,425,205 and sales of $225,372,738 of investment securities other than short-term investments.

At December 31, 2012, the cost of investments for federal income tax purposes was $316,090,228. At December 31, 2012, net unrealized appreciation was $63,525,527, of which $73,847,433 related to unrealized appreciation of investments and $10,321,906 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

LVIP Capital Growth Fund–11

LVIP Capital Growth Fund

Notes to Financial Statements (continued)

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2012:

Level 1
Common Stock	$376,293,938
Money Market Mutual Fund	3,321,817

Total	$379,615,755

There were no Level 3 investments at the beginning or the end of the year.

During the year ended December 31, 2012, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. There were no dividends and distributions paid during the years ended December 31, 2012 and 2011.

5. Components of Net Assets on a Tax Basis

As of December 31, 2012, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$362,224,235
Accumulated capital & other losses	(46,857,151)
Unrealized appreciation of investment	63,525,527

Net assets	$378,892,611

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of net operating losses. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2012, the Fund recorded the following reclassifications.

Undistributed Net Investment Loss	Paid-in Capital
$75,531	$(75,531)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $12,931,526 was utilized in 2012. Capital loss carryforwards remaining at December 31, 2012, if not utilized in future years, will expire as follows: $6,033,506 expires in 2016 and $40,823,645 expires in 2017.

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. The provisions of the Act were effective for the Fund’s calendar year ended December 31, 2011. The Act provides for the unlimited carryover of future capital losses; however there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss, whereas before the Act, capital losses carried forward were treated as short-term.

LVIP Capital Growth Fund–12

LVIP Capital Growth Fund

Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/12	Year Ended 12/31/11
Shares sold:
Standard Class	136,243	158,563
Service Class	3,080,688	3,611,514

	3,216,931	3,770,077

Shares repurchased:
Standard Class	(523,971)	(584,328)
Service Class	(1,774,287)	(691,931)

	(2,298,258)	(1,276,259)

Net increase	918,673	2,493,818

7. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

8. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Capital Growth Fund–13

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Capital Growth Fund

We have audited the accompanying statement of net assets of the LVIP Capital Growth Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012 by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Capital Growth Fund of the Lincoln Variable Insurance Products Trust at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

February 18, 2013

LVIP Capital Growth Fund–14

LVIP Capital Growth Fund

Other Fund Information (unaudited)

Approval of Investment Management and Sub-Advisory Agreements

On August 29 and September 10, 2012, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “LVIP Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the LVIP Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal or approval of the sub-advisory agreement with various sub-advisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the LVIP Trust (each a “Fund”).

The trustees who are not “interested persons” of the LVIP Trust (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and the sub-advisers prior to the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also received information about the Funds throughout the year in connection with the regular quarterly Board meetings from LIAC and, as applicable, the various portfolio management teams providing services to the Funds.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, LVIP Trust officers and Lincoln Life and LIAC employees to consider the renewal of the Advisory Agreements. In considering the renewal or approval of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered, among others, the factors listed below and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed or approved and accordingly, recommended to the Board of Trustees the renewal or approval of the Advisory Agreements.

Approval of Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Independent Trustees considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel, resources, compliance and LIAC’s criteria for review of the sub-adviser’s performance. The Independent Trustees reviewed the services provided by LIAC in serving as investment adviser, the personnel providing the investment management services and compliance staff, regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-adviser. The Independent Trustees noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Independent Trustees also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. Based on this information, the Independent Trustees concluded that the services provided by LIAC were satisfactory.

The Independent Trustees reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2012, for the Fund compared to the average performance of a performance universe of funds in a Lipper category underlying variable insurance products (“performance group”) and a benchmark index.

The Independent Trustees reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee, sub-advisory fee and expense ratio to those of a Lipper expense peer group for the Fund. The Independent Trustees considered that management fees as reported by Lipper include separate administrative and accounting fees for the Fund as well as the funds in the expense group, to the extent the expense group funds pay separate administrative and accounting fees. The expense peer group consists of the Fund and other funds in a Lipper category underlying variable insurance products, as classified by Lipper (“expense group”).

The Independent Trustees considered that LIAC does not manage the day-to-day portfolio of the Fund, but had delegated those duties to an unaffiliated sub-adviser. The Independent Trustees concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.

The Independent Trustees noted that the investment management fees for the Fund were above the average but within range of the average investment management fee of the Lipper expense group. On the basis of the information provided, the Independent Trustees concluded that the Fund’s investment management fee was reasonable in light of the nature, quality and extent of services provided by LIAC.

The Independent Trustees considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Independent Trustees considered that the Fund had breakpoints in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.

The Independent Trustees also reviewed the profitability analysis to LIAC and its affiliates with respect to the Fund individually and the Funds group overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

LVIP Capital Growth Fund–15

LVIP Capital Growth Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement with LIAC (continued)

Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Independent Trustees reviewed materials provided by LIAC and Lincoln as to any such benefits. Lincoln Insurance Companies receive and retain 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Independent Trustees also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from Lincoln Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates may benefit from economies of scale with the Fund when it bargains together with the Fund for certain services. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums will be allocated to the Fund as received.

Approval of Sub-Advisory Agreement with Wellington

In considering the renewal of the sub-advisory agreement between LIAC and Wellington Management Company, LLP (“Wellington”) on behalf of the Fund, the Independent Trustees considered the nature, extent and quality of services provided by Wellington under the sub-advisory agreement. The Independent Trustees reviewed the services provided by Wellington, the background of the investment professionals servicing the Fund, the reputation, resources and investment approach of Wellington. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance matters.

The Independent Trustees reviewed the Fund’s return compared to the average return of the Lipper performance group of large-cap growth funds and the Russell 1000 Growth Index. The Independent Trustees noted that the Fund’s performance was below the average of the Lipper performance group and the benchmark index for the one year, three year and five year periods. The Independent Trustees considered LIAC’s view that the underperformance was largely due to poor stock selection, that LIAC would closely monitor performance and that the sub-adviser had historically proven to be a skilled manager. The Independent Trustees concluded that the services provided by Wellington were satisfactory.

The Independent Trustees considered the Fund’s sub-advisory fee schedule, which contains a breakpoint, and noted that the sub-advisory fees charged to the Fund were higher than those charged to other registered investment companies sub-advised by Wellington with a similar investment strategy, within range of Wellington’s growth equity fee schedule and higher than but within range of the Lipper contractual sub-adviser fees expense group average. They considered Wellington’s statement that the fees were reasonable when compared to other comparable accounts and in light of the scope and quality of the services provided. The Independent Trustees considered that the sub-advisory fee schedule for the Fund was negotiated between LIAC and Wellington, an unaffiliated third party. The Independent Trustees concluded that the sub-advisory fees were reasonable.

With respect to profitability, the Independent Trustees considered information provided by Wellington regarding its revenues from the Fund, and noted that the sub-advisory fee schedule was negotiated between LIAC and Wellington, an unaffiliated third party, and that LIAC compensates Wellington from its fees. The Independent Trustees reviewed materials provided by Wellington as to any additional benefits it receives and noted that Wellington receives reputational fall-out benefits and has the ability to obtain research with soft dollars and participate in client commission arrangements that may be used for the benefit of other clients of Wellington.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Independent Trustees determined that the terms of the investment management agreement and sub-advisory agreement for the Fund continue to be fair and reasonable, and that the continuation of each such agreement is in the best interests of the Fund and recommended the renewal of the respective agreements to the Board of Trustees.

LVIP Capital Growth Fund–16

Officer/Trustee Information for Lincoln VIP Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Fidelity Investments	71	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	71	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Retired; Formerly, Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	71	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	71	N/A
Gary D. Lemon, PH.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly, Advisory Trustee since November 2004	Joseph Percival Allen III University Professor, James W. Emerson Director of the Robert C. McDermond Center for Management and Entrepreneurship, Professor of Economics and Management, DePauw University	71	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C.	71	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; Formerly, President Emeritus, Indiana Health Association; Formerly, President, Indiana Hospital & Health Association	71	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC.	71	N/A
Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since June 2011	Senior Vice President and Treasurer, Lincoln National Corporation; Formerly, Senior Vice President, Head of Insurance & Retirement Solutions Financial Management	N/A	N/A

LVIP Capital Growth Fund–17

Officer/Trustee Information for Lincoln VIP Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Jill R. Whitelaw, Esq.[1] Radnor Financial Center, 150 N. Radnor Chestor Rd, Radnor, PA 19087 YOB: 1963	Vice President, Secretary, and Chief Legal Officer	Vice President, Secretary, and Chief Legal Officer since December 2012; Formerly, Secretary and Chief Legal Officer since June 2011	Vice President and Chief Counsel–Fund Management, The Lincoln National Life Insurance Company; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corp.; Formerly, Of Counsel–Montgomery, McCracken, Walker & Rhoades; Director–Merrill Lynch, Pierce, Fenner & Smith	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, Director of Funds Management, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A
Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Vice President since December 2012	Vice President, The Lincoln National Life Insurance Company	N/A	N/A
Blake W. Martin[1] Radnor Financial Center, 150 N. Radnor Chester Rd, Radnor, PA 19087 YOB: 1956	Vice President	Vice President since December 2012	Vice President and Head of Corporate Tax, Lincoln National Corporation; Formerly, Independent Consultant and Managing Director at Smart Business Advisory and Consulting, LLC.	N/A	N/A
John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President since June 2011 and Chief Compliance Officer since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A
David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011	Vice President, Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly, Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A

LVIP Capital Growth Fund–18

Officer/Trustee Information for Lincoln VIP Trust (unaudited) (continued)

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*	The Trust Complex is comprised of the 66 Series of the Lincoln Variable Insurance Products Trust and the 5 Series of the Lincoln Advisors Trust.

[1]

All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940, by reason of their being officers of Lincoln Investment Advisors Corporation.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Capital Growth Fund–19

LVIP Clarion Global Real Estate Fund (formerly, LVIP Cohen & Steers Global Real Estate Fund)

LVIP Clarion Global Real Estate Fund

(formerly, LVIP Cohen & Steers Global Real Estate Fund)

a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2012

LVIP Clarion Global Real Estate Fund

LVIP Clarion Global Real Estate Fund

2012 Annual Report Commentary (unaudited)

The Fund returned 24.68% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2012, while its benchmark, the FTSE EPRA/NAREIT Global Real Estate Index*, returned 28.65%.

Managed by:

Cohen & Steers Capital Management, Inc. sub-advised the formerly LVIP Cohen & Steers Global Real Estate Fund through the close of business on September 28, 2012.

Global real estate securities had exceptional returns in the period from January to September 2012, as demand for real estate improved despite relatively meager economic growth. The trend of easing monetary policy was particularly beneficial to real estate companies: declining interest rates helped drive property prices higher, while the low cost of capital reduced interest expense and made acquisitions more attractive. Commercial real estate also saw a significant influx of capital from investors seeking the stability of high-quality, income-generating assets.

The Fund had positive returns across all countries, led by Asia Pacific, which saw a sharp reversal from losses in the prior year. Markets in the region responded positively as fears of a sharp downturn in China’s economy gradually turned into expectations of a recovery. Singapore landlords were among the top performers, benefiting from the country’s growing role as a regional financial hub. Japan surged amid growing political pressure for increased monetary and fiscal stimulus. Australia also did well, but returns were hindered as the Bank of Australia was more reluctant to cut interest rates than many other developed countries.

Europe rebounded after a difficult 2011. Germany, the U.K. and France were standouts due mostly to their better market liquidity and larger, higher-quality companies. Prime offices in London’s West End and Paris’s central business district saw strong tenant demand, while Germany’s residential sector benefited from low unemployment, rising household formation and low relative rents.

U.S. REITs had solid returns, but largely underperformed their peers. Funding costs for REITs continued to decline across the quality spectrum, creating a generally favorable operating environment. Industrial, regional mall and shopping center owners did particularly well, aided by early signs of a recovery in the U.S. housing market.

During the period, the Fund underperformed the index, due largely to unfavorable stock selection in Hong Kong. While our Hong Kong allocation had a strong return in absolute terms, the Fund was under-allocated to the best performers. Other detractors included our stock selection and underweights in Singapore, Australia and the United States. Our allocation to emerging markets, which are not included in the index, had a positive effect on absolute and relative returns, especially our positions in China and the Philippines.

Joe Harvey

Scott Crowe

Chip McKinley

Cohen & Steers Capital Management

Managed by:

CBRE Clarion Securities LLC assumed portfolio management responsibility for the sub-advised portion of the Fund after the close of business on September 28, 2012 through December 31, 2012.

Global property stocks ended the year on a strong note, delivering a total return of 5.8% in the fourth quarter as property companies in Europe led the charge, up 10.0%, followed closely by returns in the Asia-Pacific region, up 9.3%, while returns in the Americas were up a modest 2.3%.

For the year, property stocks generated strong double-digit returns in every region as returns were good in both absolute terms and in relative terms as regional real estate stock indices outperformed local broader-market equity indices. Property companies performed well due to a high and growing dividend, strong earnings growth, and rising property values due to gradually improving economic conditions, evidence of continued improving real estate fundamentals, and accommodative capital markets.

Relative out performance provided a boost to the strong absolute returns generated during the quarter as stock selection added value, while asset allocation was essentially flat. Stock selection in the Asia-Pacific region was the largest contributor to relative performance as portfolio holdings in Japan and Singapore outperformed. Stock selection was also modestly positive in Europe, led by favorable relative performance in portfolio holdings on the Continent. Asset allocation decisions added value in the Americas and the Asia-Pacific region but were offset by slight underperformance in Europe as well as cash drag.

T. Ritson Ferguson

Steven D. Burton

Joseph P. Smith

CBRE Clarion Securities LLC

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Clarion Global Real Estate Fund–1

LVIP Clarion Global Real Estate Fund

2012 Annual Report Commentary (unaudited) (continued)

Growth of $10,000 invested 4/30/07 through 12/31/12

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Clarion Global Real Estate Fund Service and Standard Classess shares on 4/30/07 (commencement of operations). As the chart shows, by December 31, 2012, the value of the investment at net asset value, with any dividends and distributions reinvested, would have decreased to $8,689 for the Standard Class shares and to $8,567 for the Service Class shares. For comparison, look at how the FTSE EPRA/NAREIT Global Real Estate Index did over the same period. The same $10,000 investment would have decreased to $9,182. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

Average annual total returns on investment	Ended 12/31/12

Standard Class Shares
One Year	+24.68%
Five Year	+1.43%
Inception (4/30/07)	–2.45%

Service Class Shares
One Year	+24.39%
Five Year	+1.17%
Inception (4/30/07)	–2.69%

*	FTSE EPRA/NAREIT Global Real Estate Index is designed to represent general trends in eligible real estate equities worldwide.

Effective after the close of business on September 28, 2012, CBRE Clarion Securities Group Inc. replaced Cohen & Steers Capital Management Inc. as the Fund’s sub-advisor.

LVIP Clarion Global Real Estate Fund–2

LVIP Clarion Global Real Estate Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2012 to December 31, 2012

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2012 to December 31, 2012.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Annualized Expense Ratio	Expenses Paid During Period 7/1/12 to 12/31/12*
Actual
Standard Class Shares	$1,000.00	$1,105.80	0.83%	$4.39
Service Class Shares	1,000.00	1,104.50	1.08%	5.71
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,020.96	0.83%	$4.22
Service Class Shares	1,000.00	1,019.71	1.08%	5.48

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP Clarion Global Real Estate Fund–3

LVIP Clarion Global Real Estate Fund

Security Type/Country and Sector Allocations and Top 10 Equity Holdings (unaudited)

As of December 31, 2012

Security Type/Country	Percentage of Net Assets
Common Stock	97.96%
Australia	10.08%
Brazil	0.08%
Canada	2.98%
China	0.23%
France	4.37%
Germany	0.75%
Hong Kong	11.78%
Japan	11.74%
Netherlands	0.29%
Singapore	4.62%
Sweden	0.77%
Switzerland	0.67%
United Kingdom	5.50%
United States	44.10%
Money Market Mutual Fund	2.15%
Total Value of Securities	100.11%
Liabilities Net of Receivables and Other Assets	(0.11%)
Total Net Assets	100.00%

Sector designations may be different than the sector designations presented in other Fund materials

Sector	Percentage of Net Assets
Diversified REITs	16.65%
Health Care REITs	5.18%
Hotel REITs	2.57%
Industrial REITs	2.35%
Office REITs	10.06%
Real Estate Management & Development	24.58%
Residential REITs	9.08%
Retail REITs	25.72%
Storage REITs	1.77%
Total	97.96%

REITs–Real Estate Investment Trusts

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Simon Property Group	4.57%
Mitsubishi Estate	4.23%
Mitsui Fudosan	4.00%
Westfield Group	3.07%
Boston Properties	2.78%
Sun Hung Kai Properties	2.37%
AvalonBay Communities	2.36%
Unibail-Rodamco	2.35%
Host Hotels & Resorts	2.24%
ProLogis	2.18%
Total	30.15%

LVIP Clarion Global Real Estate Fund–4

LVIP Clarion Global Real Estate Fund

Statement of Net Assets

December 31, 2012

	Number of Shares	Value (U.S. $)

rCOMMON STOCK–97.96%
Australia–10.08%
Centro Retail Australia	1,382,056	$3,274,938
Dexus Property Group	4,447,151	4,727,894
Goodman Group	873,750	3,985,120
GPT Group	459,142	1,769,025
†@=GPT Group In-Specie	4,536,115	0
Investa Office Fund	544,144	1,691,958
Mirvac Group	2,115,374	3,295,204
Westfield Group	1,002,424	11,081,292
Westfield Retail Trust	2,067,640	6,529,602

		36,355,033

Brazil–0.08%
Sonae Sierra Brasil	19,200	302,270

		302,270

Canada–2.98%
Boardwalk Real Estate Investment Trust	32,400	2,104,981
Calloway Real Estate Investment Trust	69,600	2,028,613
Canadian Real Estate Investment Trust	15,500	676,647
Primaris Retail Real Estate Investment Trust	43,000	1,164,561
RioCan REIT	171,600	4,761,436

		10,736,238

☐ China–0.23%
†Country Garden Holdings	1,572,000	839,925

		839,925

France–4.37%
Fonciere Des Regions	20,503	1,724,931
ICADE	15,867	1,416,265
Klepierre	75,720	3,025,669
Mercialys	5,400	122,607
SILIC	8,869	977,830
Unibail-Rodamco	35,014	8,488,747

		15,756,049

Germany–0.75%
Deutsche Wohnen	45,915	852,187
GSW Immobilien	43,280	1,833,129

		2,685,316

■Hong Kong–11.78%
Cheung Kong Holdings	132,000	2,054,001
China Overseas Land & Investment	635,400	1,932,039
Hang Lung Properties	456,600	1,837,692
Hongkong Land Holdings	495,800	3,501,768
Kerry Properties	480,000	2,521,881
Link REIT	1,314,000	6,581,162
New World Development	1,688,800	2,673,874
Sino Land	2,147,500	3,932,687
Sun Hung Kai Properties	564,000	8,553,857

	Number of Shares	Value (U.S. $)

rCOMMON STOCK (continued)
■Hong Kong (continued)
Swire Properties	744,000	$2,505,997
Wharf Holdings	803,000	6,400,183

		42,495,141

Japan–11.74%
Japan Real Estate Investment	384	3,778,204
Japan Retail Fund Investment	1,225	2,248,890
Kenedix Realty Investment	169	588,363
Mitsubishi Estate	638,000	15,253,920
Mitsui Fudosan	590,000	14,414,085
Nippon Accommodations Fund	88	610,752
Sumitomo Realty & Development	72,700	2,418,707
Tokyo Tatemono	390,000	2,006,244
United Urban Investment	890	1,021,504

		42,340,669

Netherlands–0.29%
Eurocommercial Properties CVA	25,909	1,041,112

		1,041,112

Singapore–4.62%
CapitaCommercial Trust	2,782,000	3,861,115
CapitaLand	1,514,000	4,660,834
CapitaMall Trust	1,809,000	3,179,298
Global Logistic Properties	1,756,000	4,061,625
Keppel Land	267,400	895,702

		16,658,574

Sweden–0.77%
Castellum	124,567	1,776,059
Hufvudstaden Class A	79,555	1,007,891

		2,783,950

Switzerland–0.67%
†PSP Swiss Property	25,569	2,417,837

		2,417,837

United Kingdom–5.50%
British Land	267,137	2,468,739
Derwent London	89,335	3,092,812
Great Portland Estates	350,427	2,818,329
Hammerson	574,270	4,606,333
Land Securities Group	439,044	5,859,098
Safestore Holdings	368,133	646,054
Segro	79,000	320,763

		19,812,128

United States–44.10%
American Tower	46,900	3,623,963
AvalonBay Communities	62,765	8,510,306
Boston Properties	94,890	10,040,311
BRE Properties	71,100	3,614,013
DDR	271,300	4,248,558
Douglas Emmett	130,300	3,035,990

LVIP Clarion Global Real Estate Fund–5

LVIP Clarion Global Real Estate Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

rCOMMON STOCK (continued)
United States (continued)
Equity Residential	113,700	$6,443,379
Essex Property Trust	11,700	1,715,805
Federal Realty Investment Trust	30,700	3,193,414
General Growth Properties	322,500	6,401,625
HCP	134,900	6,094,782
Health Care REIT	106,900	6,551,901
Highwoods Properties	52,400	1,752,780
Host Hotels & Resorts	514,500	8,062,215
Kilroy Realty	90,600	4,291,722
Kimco Realty	270,700	5,229,924
Liberty Property Trust	119,500	4,274,515
Macerich	127,619	7,440,188
Pebblebrook Hotel Trust	52,400	1,210,440
Post Properties	79,800	3,986,010
ProLogis	215,000	7,845,350
Public Storage	44,000	6,378,240
Simon Property Group	104,300	16,488,776
SL Green Realty	84,300	6,461,595

	Number of Shares	Value (U.S. $)

rCOMMON STOCK (continued)
United States (continued)
Tanger Factory Outlet Centers	84,200	$2,879,640
Taubman Centers	63,100	4,967,232
UDR	242,300	5,761,894
Ventas	93,200	6,031,904
Vornado Realty Trust	31,300	2,506,504

		159,042,976

Total Common Stock (Cost $294,014,643)		353,267,218

MONEY MARKET MUTUAL FUND–2.15%
Dreyfus Treasury & Agency Cash Management Fund	7,740,757	7,740,757

Total Money Market Mutual Fund (Cost $7,740,757)		7,740,757

TOTAL VALUE OF SECURITIES–100.11% (Cost $301,755,400)	361,007,975
«LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.11%)	(387,040)

NET ASSETS APPLICABLE TO 42,546,985 SHARES OUTSTANDING–100.00%	$360,620,935

NET ASSET VALUE–LVIP CLARION GLOBAL REAL ESTATE FUND STANDARD CLASS ($ 254,075,449 / 29,900,390 Shares)	$8.497

NET ASSET VALUE–LVIP CLARION GLOBAL REAL ESTATE FUND SERVICE CLASS ($ 106,545,486 / 12,646,595 Shares)	$8.425

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2012:
Shares of beneficial interest (unlimited authorization–no par)	$382,166,082
Undistributed net investment income	4,145,157
Accumulated net realized loss on investments	(84,935,275)
Net unrealized appreciation of investments and derivatives.	59,244,971

Total net assets	$360,620,935

r	Securities have been classified by country of origin. Classification by type of business has been presented on page 4.

■	Securities listed and traded on the Hong Kong Stock Exchange. These securities have significant business operations in China.

†	Non-income producing for the period.

«	Of this amount, $3,323,547 represents payable for securities purchased and $477,486 represents payable for fund shares redeemed as of December 31, 2012.

@	Illiquid security. At December 31, 2012, the aggregate value of illiquid securities was $0, which represented 0.00% of the Fund’s Net Assets. See Note 8 in “Notes to Financial Statements.”

=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At December 31, 2012, the aggregate value of the fair valued securities was $0, which represented 0.00% of the Fund’s net assets. See Note 1 in “Notes to Financial Statements.”

☐	Securities listed and traded on the Hong Kong Stock Exchange.

LVIP Clarion Global Real Estate Fund–6

LVIP Clarion Global Real Estate Fund

Statement of Net Assets (continued)

The following foreign currency exchange contracts were outstanding at December 31, 2012:1

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
MNB	AUD	(225,507)	USD	233,691	1/2/13	$(674)
MNB	AUD	(280,510)	USD	290,765	1/3/13	(738)
MNB	AUD	986,045	USD	(1,025,073)	1/4/13	(468)
MNB	EUR	(24,435)	USD	32,304	1/2/13	59
MNB	EUR	(3,346)	USD	4,422	1/3/13	6
MNB	EUR	(3,274)	USD	4,316	1/4/13	(4)
MNB	GBP	8,031	USD	(12,923)	1/2/13	127
MNB	GBP	13,784	USD	(22,269)	1/3/13	129
MNB	GBP	7,696	USD	(12,514)	1/4/13	(9)
MNB	HKD	(3,256,614)	USD	420,059	1/2/13	(138)
MNB	HKD	(2,091,146)	USD	269,747	1/3/13	(73)
MNB	JPY	38,666,939	USD	(449,736)	1/7/13	(3,981)
MNB	JPY	28,474,456	USD	(330,854)	1/8/13	(2,596)
MNB	SEK	429,580	USD	(65,748)	1/2/13	329
MNB	SEK	(15,457)	USD	2,373	1/3/13	(5)
MNB	SEK	143,018	USD	(21,974)	1/4/13	23
MNB	SGD	(48,557)	USD	39,691	1/2/13	(62)
MNB	SGD	(52,462)	USD	42,861	1/3/13	(91)
MNB	SGD	38,873	USD	(31,805)	1/4/13	21

						$(8,145)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1]	See Note 7 in “Notes to Financial Statements.”

Summary of Abbreviations:

AUD–Australian Dollar

EUR–European Monetary Unit

CVA–Dutch Certificate

GBP–Britsh Pound Sterling

HKD–Hong kong Dollar

JPY–Japanese Yen

MNB–Mellon National Bank

REIT–Real Estate Investment Trust

SEK–Swedish Krona

SGD–Singapore Dollar

USD–United States Dollar

See accompanying notes, which are an integral part of the financial statements.

LVIP Clarion Global Real Estate Fund–7

LVIP Clarion Global Real Estate Fund

Statement of Operations

Year Ended December 31, 2012

LVIP Clarion Global Real Estate Fund

Statements of Changes in Net Assets

INVESTMENT INCOME:
Dividends	$8,194,726
Foreign tax withheld	(434,251)

7,760,475

EXPENSES:
Management fees	2,680,744
Distribution fees-Service Class	250,700
Accounting and administration expenses	121,640
Custodian fees	120,836
Reports and statements to shareholders	44,818
Professional fees.	35,234
Pricing fees	10,232
Trustees’ fees	6,376
Other	9,465

3,280,045
Less expenses waived/reimbursed	(654,049)

Total operating expenses	2,625,996

NET INVESTMENT INCOME	5,134,479

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	26,029,177
Foreign currencies	(44,229)
Foreign currency exchange contracts	(54,045)

Net realized gain	25,930,903

Net change in unrealized appreciation (depreciation) of:
Investments	30,660,311
Foreign currencies	(5,014)
Foreign currency exchange contracts	(5,205)

Net change in unrealized appreciation (depreciation)	30,650,092

NET REALIZED AND UNREALIZED GAIN	56,580,995

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$61,715,474

See accompanying notes, which are an integral part of the financial statements.

	Year Ended
	12/31/12	12/31/11
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$5,134,479	$4,013,387
Net realized gain	25,930,903	525,870
Net change in unrealized appreciation (depreciation)	30,650,092	(26,198,273)

Net increase (decrease) in net assets resulting from operations	61,715,474	(21,659,016)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	100,574,739	33,115,194
Service Class	24,615,960	34,834,816

	125,190,699	67,950,010

Cost of shares repurchased:
Standard Class	(28,491,301)	(27,045,359)
Service Class	(28,113,739)	(19,107,077)

	(56,605,040)	(46,152,436)

Increase in net assets derived from capital share transactions	68,585,659	21,797,574

NET INCREASE IN NET ASSETS	130,301,133	138,558
NET ASSETS:
Beginning of year	230,319,802	230,181,244

End of year	$360,620,935	$230,319,802

Undistributed (Distributions in excess of) net investment income	$4,145,157	$(6,506,611)

See accompanying notes, which are an integral part of the financial statements.

LVIP Clarion Global Real Estate Fund–8

LVIP Clarion Global Real Estate Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Clarion Global Real Estate Fund Standard Class
	Year Ended
	12/31/12[1]	12/31/11	12/31/10	12/31/09	12/31/08
Net asset value, beginning of period	$6.815	$7.462	$6.326	$4.591	$8.051

Income (loss) from investment operations:
Net investment income[2]	0.148	0.130	0.185	0.131	0.167
Net realized and unrealized gain (loss)	1.534	(0.777)	0.951	1.604	(3.534)

Total from investment operations	1.682	(0.647)	1.136	1.735	(3.367)

Less dividends and distributions from:
Net investment income	—	—	—	—	(0.093)

Total dividends and distributions	—	—	—	—	(0.093)

Net asset value, end of period	$8.497	$6.815	$7.462	$6.326	$4.591

Total return[3]	24.68%	(8.67% )	17.96%	37.79%	(42.03% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$254,075	$141,780	$149,233	$149,081	$97,428
Ratio of expenses to average net assets	0.84%	0.84%	0.88%	0.88%	0.85%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.07%	1.06%	1.10%	1.14%	1.13%
Ratio of net investment income to average net assets	1.91%	1.77%	2.80%	2.63%	2.48%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.68%	1.55%	2.58%	2.37%	2.20%
Portfolio turnover	120%	95%	119%	180%	125%

[1]	Effective after the close of business on September 28, 2012, CBRE Clarion Securities LLC replaced Cohen & Steers Capital Management, Inc. as the Fund’s sub-advisor.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Clarion Global Real Estate Fund–9

LVIP Clarion Global Real Estate Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Clarion Global Real Estate Fund Service Class
	Year Ended
	12/31/12[1]	12/31/11	12/31/10	12/31/09	12/31/08
Net asset value, beginning of period	$6.773	$7.435	$6.319	$4.598	$8.049

Income (loss) from investment operations:
Net investment income[2]	0.127	0.111	0.169	0.118	0.151
Net realized and unrealized gain (loss)	1.525	(0.773)	0.947	1.603	(3.528)

Total from investment operations.	1.652	(0.662)	1.116	1.721	(3.377)

Less dividends and distributions from:
Net investment income	—	—	—	—	(0.074)

Total dividends and distributions	—	—	—	—	(0.074)

Net asset value, end of period	$8.425	$6.773	$7.435	$6.319	$4.598

Total return[3]	24.39%	(8.90% )	17.66%	37.43%	(42.17% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$106,546	$88,540	$80,948	$61,012	$42,103
Ratio of expenses to average net assets	1.09%	1.09%	1.13%	1.13%	1.10%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.32%	1.31%	1.35%	1.39%	1.38%
Ratio of net investment income to average net assets	1.66%	1.52%	2.55%	2.38%	2.23%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.43%	1.30%	2.33%	2.12%	1.95%
Portfolio turnover	120%	95%	119%	180%	125%

[1]	Effective after the close of business on September 28, 2012, CBRE Clarion Securities LLC replaced Cohen & Steers Capital Management, Inc. as the Fund’s sub-advisor.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Clarion Global Real Estate Fund–10

LVIP Clarion Global Real Estate Fund

Notes to Financial Statements

December 31, 2012

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 66 series (Series). These financial statements and the related notes pertain to the LVIP Clarion Global Real Estate Fund (formerly LVIP Cohen & Steers Global Real Estate Fund) (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered non-diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek total return through a combination of current income and long-term capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sales price on the valuation date. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2009–December 31, 2012), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are

LVIP Clarion Global Real Estate Fund–11

LVIP Clarion Global Real Estate Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

those of the specific securities sold. Dividend income is recorded on the ex-dividend date. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The financial statements reflect an estimate of the reclassification of the distribution character. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $15,508 for the year ended December 31, 2012. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2012.

2. Management Fees and Other Transactions with Affiliates

Lincoln Investment Advisors Corporation (LIAC) is a registered investment advisor and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.95% of the Fund’s average daily net assets.

LIAC has contractually agreed to waive the following portion of its advisory fee for the Fund: 0.22% of the first $250 million of average daily net assets of the Fund and 0.32% of the Fund’s average daily net assets in excess of $250 million. The fee waiver will continue at least through April 30, 2013, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

Effective after the close of business on September 28, 2012, CBRE Clarion Securities LLC (Sub-Advisor) replaced Cohen & Steers Capital Management Inc. as the Fund’s Sub-Advisor (Sub-Advisor), and is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the fund, pays the Sub-Advisor a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund paid Lincoln Life a fee at an annual rate of 0.008% of the average daily net assets of the Fund and reimbursed Lincoln Life for the cost of internal legal services. For the year ended December 31, 2012, fees for these administrative and legal services amounted to $22,575 and $2,690, respectively. Beginning January 1, 2013, the Trust will reimburse Lincoln Life for the cost of administrative and internal legal services.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2012, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$205,921
Distribution fees payable to LFD	22,075

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The Fund pays the compensation of unaffiliated trustees.

3. Investments

For the year ended December 31, 2012, the Fund made purchases of $404,352,297 and sales of $333,031,506 of investment securities other than short-term investments.

At December 31, 2012, the cost of investments for federal income tax purposes was $334,208,608. At December 31, 2012, net unrealized appreciation was $26,799,367 of which $64,829,771 related to unrealized appreciation of investments and $38,030,404 related to unrealized depreciation of investments.

LVIP Clarion Global Real Estate Fund–12

LVIP Clarion Global Real Estate Fund

Notes to Financial Statements (continued)

3. Investments (continued)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2012:

	Level 1	Level 2	Total
Common Stock.	$170,081,487	$183,185,731	$353,267,218
Money Market Mutual Fund	7,740,757	—	7,740,757

Total	$177,822,244	$183,185,731	$361,007,975

Foreign Currency Exchange Contract	$—	$(8,145)	$(8,145)

The value of Level 3 investments was zero at the end of the period.

As a result of international fair value pricing at December 31, 2012, a portion of the Fund’s common stock investments were categorized as Level 2. During the year ended December 31, 2012, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the year. In accordance with the fair value procedures described in Note 1, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. There were no dividends and distributions paid during the years ended December 31, 2012 and 2011.

The Fund declared an ordinary income consent dividend of $3,445,370 for the year ended December 31, 2011. Such amounts have been deemed paid and contributed to paid-in capital.

LVIP Clarion Global Real Estate Fund–13

LVIP Clarion Global Real Estate Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis

As of December 31, 2012, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$382,166,082
Undistributed ordinary income	16,380,784
Accumulated capital & other losses	(64,725,510)
Unrealized appreciation	26,799,579

Net assets	$360,620,935

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, mark-to-market of foreign currency exchange contracts and tax treatment of unrealized gain on passive foreign investment companies.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, consent dividends and passive foreign investment companies. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2012, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$5,517,289	$(8,962,659)	$3,445,370

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $14,022,653 was utilized in 2012. Capital loss carryforwards remaining at December 31, 2012, if not utilized in future years, will expire as follows: $21,067,872 expires in 2016 and $43,681,858 expires in 2017.

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. The provisions of the Act were effective for the Fund’s calendar year ended December 31, 2012. The Act provides for the unlimited carryover of future capital losses; however, there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized, due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss, whereas before the Act, capital losses carried forward were treated as short-term.

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/12	Year Ended 12/31/11
Shares sold:
Standard Class	12,826,408	4,564,805
Service Class	3,236,921	4,801,520

	16,063,329	9,366,325

Shares repurchased:
Standard Class	(3,731,377)	(3,759,411)
Service Class	(3,662,399)	(2,616,878)

	(7,393,776)	(6,376,289)

Net increase	8,669,553	2,990,036

7. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

LVIP Clarion Global Real Estate Fund–14

LVIP Clarion Global Real Estate Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Fair values of derivative instruments as of December 31, 2012 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Forward currency exchange contracts (Foreign currency exchange contracts)	Liabilities net of receivables and other assets	$694	Liabilities net of receivables and other assets	$(8,839)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2012 was as follows:

	Location of Gain or Loss on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Forward currency exchange contracts (Foreign currency exchange contracts)	Net realized loss on foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$(54,045)	$(5,205)

Derivatives Generally–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2012. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended ended December 31, 2012.

	Asset Derivative Volume	Liability Derivative Volume
Foreign currency exchange contracts (average cost)	$986,443	$690,168

8. Credit and Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund concentrates its investments in the real estate industry and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. The Fund is also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations. Its investments may also tend to fluctuate more in value than a portfolio that invests in a broader range of industries.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to liquid, are not subject to the Fund’s limit on investments in illiquid securities. As of December 31, 2012, there were no Rule 144A securities. Illiquid securities have been identified on the Statement of Net Assets.

LVIP Clarion Global Real Estate Fund–15

LVIP Clarion Global Real Estate Fund

Notes to Financial Statements (continued)

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Clarion Global Real Estate Fund –16

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Clarion Global Real Estate Fund

We have audited the accompanying statement of net assets of the LVIP Clarion Global Real Estate Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012 by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Clarion Global Real Estate Fund of the Lincoln Variable Insurance Products Trust at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

February 18, 2013

Philadelphia, Pennsylvania

LVIP Clarion Global Real Estate Fund–17

LVIP Clarion Global Real Estate Fund

Other Fund Information (unaudited)

Approval of Investment Management and Sub-Advisory Agreements

On August 29 and September 10, 2012, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “LVIP Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the LVIP Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal or approval of the sub-advisory agreement with various sub-advisors (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the LVIP Trust (each a “Fund”).

The trustees who are not “interested persons” of the LVIP Trust (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and the sub-advisers prior to the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also received information about the Funds throughout the year in connection with the regular quarterly Board meetings from LIAC and, as applicable, the various portfolio management teams providing services to the Funds.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, LVIP Trust officers and Lincoln Life and LIAC employees to consider the renewal of the Advisory Agreements. In considering the renewal or approval of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered, among others, the factors listed below and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed or approved and accordingly, recommended to the Board of Trustees the renewal or approval of the Advisory Agreements.

Approval of Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Independent Trustees considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel, resources, compliance and LIAC’s criteria for review of the sub-adviser’s performance. The Independent Trustees reviewed the services provided by LIAC in serving as investment adviser, the personnel providing the investment management services and compliance staff, regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-adviser. The Independent Trustees noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Independent Trustees also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. Based on this information, the Independent Trustees concluded that the services provided by LIAC were satisfactory.

The Independent Trustees reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2012, for the Fund compared to the average performance of a performance universe of funds in a Lipper category underlying variable insurance products (“performance group”) and a benchmark index.

The Independent Trustees reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee, sub-advisory fee and expense ratio to those of a Lipper expense peer group for the Fund. The Independent Trustees considered that management fees as reported by Lipper include separate administrative and accounting fees for the Fund as well as the funds in the expense group, to the extent the expense group funds pay separate administrative and accounting fees. The expense peer group consists of the Fund and other funds in a Lipper category underlying variable insurance products, as classified by Lipper (“expense group”).

The Independent Trustees considered that LIAC does not manage the day-to-day portfolio of the Fund, but had delegated those duties to an unaffiliated sub-adviser. The Independent Trustees concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.

The Independent Trustees considered that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2013. The Independent Trustees noted that the investment management fees for the Fund, giving effect to the advisory fee waiver, were below the average investment management fee of the Lipper expense group. In conjunction with the change in sub-adviser to CBRE Clarion, the Independent Trustees noted that CBRE Clarion would be paid a lower sub-advisory fee than paid to the previous sub-adviser while the advisory fee would remain the same. On the basis of the information provided, the Independent Trustees concluded that the Fund’s investment management fee was reasonable in light of the nature, quality and extent of services provided by LIAC.

LVIP Clarion Global Real Estate Fund–18

LVIP Clarion Global Real Estate Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement with LIAC (continued)

The Independent Trustees considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Independent Trustees considered that LIAC had implemented an advisory fee waiver and concluded that economies of scale were appropriately shared with investors.

The Independent Trustees also reviewed the profitability analysis to LIAC and its affiliates with respect to the Fund individually and the Funds group overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Independent Trustees reviewed materials provided by LIAC and Lincoln as to any such benefits. Lincoln Insurance Companies receive and retain 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Independent Trustees also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from Lincoln Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates may benefit from economies of scale with the Fund when it bargains together with the Fund for certain services. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums will be allocated to the Fund as received.

Approval of Sub-Advisory Agreement with Clarion

In considering the approval of the proposed sub-advisory agreement between LIAC and CBRE Clarion Securities LLC (“Clarion”) on behalf of the Fund, the Independent Trustees considered the nature, extent and quality of services to be provided by Clarion under the proposed sub-advisory agreement. The Independent Trustees considered the criteria used by LIAC in seeking a new sub-adviser for the Fund, including successful long-term track records in the global real estate asset class and favorable risk, return and style characteristics. The Independent Trustees considered the reasons provided by LIAC for recommending replacement of the sub-adviser, the background of the investment professionals proposed to service the Fund and Clarion’s investment process. The Independent Trustees also considered the stability of Clarion’s investment team, its reputation and real estate investing experience as well as the in-person presentation by the Co-Chief Investment Officer of Clarion at the Board meeting. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage arrangements, soft dollar policies and Clarion’s compliance program.

The Independent Trustees also considered performance information concerning Clarion’s composite performance (gross composite returns adjusted for LVIP Fund fees) provided by Fund Management compared to the Fund’s performance, the average of a Lipper performance peer group consisting of global real estate funds underlying variable annuities and the FTSE EPRA/NAREIT Developed TR Index. The Independent Trustees noted that Clarion’s composite performance had outperformed the Fund based on annualized returns for the one year, three year and five year periods ended June 2012. The Independent Trustees reviewed Clarion’s composite performance each calendar year since 2002 and noted that Clarion had outperformed the Lipper peer group prior to the 2007-2008 financial crisis. The Independent Trustees noted that since 2007-2008, Clarion has generally outperformed the Lipper peer group in down years, although somewhat underperforming in positive years, and concluded that Clarion’s historical performance was generally very strong. The Independent Trustees noted that the proposed sub-advisory agreement contained substantially the same terms as those in place under the current sub-advisory agreements for the other Lincoln funds. The Independent Trustees concluded that the services to be provided by Clarion were expected to be acceptable.

The Independent Trustees noted that the sub-advisory fee schedule which includes breakpoints was lower than the sub-advisory fee schedule with the prior sub-adviser. The Independent Trustees considered that the sub-advisory fee schedule was within range of the Lipper contractual sub-adviser fees expense group and based on information provided by Clarion, consistent with and within range of other similarly situated clients. With respect to Clarion’s estimated profitability as sub-adviser, the Independent Trustees considered Clarion’s statement that the fees were in line with fees charged for other registered funds of similar size within its global real estate strategy. The Independent Trustees also noted that the proposed sub-advisory fee was negotiated between LIAC and Clarion, an unaffiliated third party, and that LIAC would compensate Clarion from its fee and concluded the proposed sub-advisory fee was reasonable. With respect to additional potential benefits, the Independent Trustees noted that Clarion would have the ability to use soft dollars.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Independent Trustees determined that the terms of the investment management agreement continues to be, and that the sub-advisory agreement for the Fund is, fair and reasonable, and that the continuation and approval of each agreement, respectively, is in the best interests of the Fund and recommended the renewal and approval of each respective agreement to the Board of Trustees.

LVIP Clarion Global Real Estate Fund–19

Officer/Trustee Information for Lincoln VIP Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Fidelity Investments	71	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	71	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Retired; Formerly, Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	71	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	71	N/A
Gary D. Lemon, PH.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly, Advisory Trustee since November 2004	Joseph Percival Allen III University Professor, James W. Emerson Director of the Robert C. McDermond Center for Management and Entrepreneurship, Professor of Economics and Management, DePauw University	71	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C.	71	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; Formerly, President Emeritus, Indiana Health Association; Formerly, President, Indiana Hospital & Health Association	71	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC.	71	N/A
Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since June 2011	Senior Vice President and Treasurer, Lincoln National Corporation; Formerly, Senior Vice President, Head of Insurance & Retirement Solutions Financial Management	N/A	N/A

LVIP Clarion Global Real Estate Fund–20

Officer/Trustee Information for Lincoln VIP Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Jill R. Whitelaw, Esq.[1] Radnor Financial Center, 150 N. Radnor Chestor Rd, Radnor, PA 19087 YOB: 1963	Vice President, Secretary, and Chief Legal Officer	Vice President, Secretary, and Chief Legal Officer since December 2012; Formerly, Secretary and Chief Legal Officer since June 2011	Vice President and Chief Counsel - Fund Management, The Lincoln National Life Insurance Company; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corp.; Formerly, Of Counsel-Montgomery, McCracken, Walker & Rhoades; Director-Merrill Lynch, Pierce, Fenner & Smith	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, Director of Funds Management, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Vice President since December 2012	Vice President, The Lincoln National Life Insurance Company	N/A	N/A
Blake W. Martin[1] Radnor Financial Center, 150 N. Radnor Chester Rd, Radnor, PA 19087 YOB: 1956	Vice President	Vice President since December 2012	Vice President and Head of Corporate Tax, Lincoln National Corporation; Formerly, Independent Consultant and Managing Director at Smart Business Advisory and Consulting, LLC.	N/A	N/A
John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President since June 2011 and Chief Compliance Officer since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A
David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011	Vice President, Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly, Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A

LVIP Clarion Global Real Estate Fund–21

Officer/Trustee Information for Lincoln VIP Trust (unaudited) (continued)

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

* The Trust Complex is comprised of the 66 Series of the Lincoln Variable Insurance Products Trust and the 5 Series of the Lincoln Advisors Trust.

[1]

All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940, by reason of their being officers of Lincoln Investment Advisors Corporation.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Clarion Global Real Estate Fund–22

LVIP Columbia Small Mid-Cap RPM Fund

(formerly LVIP Turner Mid-Cap Growth Fund)

LVIP Columbia Small-Mid Cap Growth RPM Fund

(formerly LVIP Turner Mid-Cap Growth Fund)

a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2012

LVIP Columbia Small-Mid Cap Growth RPM Fund

LVIP Columbia Small-Mid Cap Growth RPM Fund

2012 Annual Report Commentary (unaudited)

The Fund returned 6.50% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2012, while its benchmark, the Russell MidCap® Growth Index1, returned 15.81%.

Turner Investments L.P., sub-advised the formerly LVIP Turner Midcap Growth Fund through the close of business on September 21, 2012.

While the equity markets experienced solid gains for 2012, performance of the markets seemed to be driven by macroeconomic concerns and less so fundamentals. During the period, the U.S. fiscal cliff of pending federal-spending cuts and tax increases, a weak European economy impaired by sovereign-debt problems, and the prospect of a hard landing by the pacesetting Chinese economy were foremost on the minds of investors. These issues overshadowed what we believed were a number of positive developments, including: improvement in home sales data, capital goods orders and employment in the United States.

A market dominated by macroeconomic concerns is challenging for investment managers, as fundamentals tend to play second fiddle to headlines and investor psychology. Underperformance versus the benchmark was rooted in relative weakness in the technology sector. On the other hand, the consumer staples sector added the most value versus the benchmark on a relative basis for the period.

The technology sector was an area of relative weakness in the Fund. According to the Gartner Worldwide IT Spending Forecast, overall global spending for 2012 was revised downward due to uncertainty in the global economy. A few names in the Fund that did not respond well in this environment included SanDisk Corp. and ON Semiconductor Corp., which were not held at the end of the period. Flash memory chip maker SanDisk traded lower after the company pre-announced a reduction in its outlook due to weaker than expected pricing and demand for its chips. Despite SanDisk’s exposure to the growing smartphone market, a surplus of flash memory inventory has reduced the need for its chips. Although demand for its chips is expected to pick up in the second half of 2012 with the upcoming iPhone 5 release, we elected to sell the stock from the Fund to consolidate holdings. The IT slowdown also impacted the semiconductor space and the Fund’s holding in ON Semiconductor, a silicon solutions provider for the automotive, industrial and computing industries. Shares of ON Semiconductor were pressured as the company experienced a reduction in its revenues and income due to waning demand. We remained overweight in this subsector, however, as these companies are the primary beneficiaries of anticipated growth in the mobile phone and tablet markets.

The consumer staples sector was a beacon of relative strength supported by the Fund’s investment theme of healthy living as Hain Celestial and Whole Foods were strong performers.

Upscale food retailer Whole Foods continued to be pillar of strength in the Fund highlighted by its robust same store sales and margins improvement. Whole Foods was no longer held at the end of the period. The company has done a nice job of reducing its debt, offering more affordable food options to consumers, and has shifted the focus back to its grass roots approach of providing healthier foods. Organic and natural food company Hain Celestial experienced a strong quarter aided by its exposure to the high-end consumer. Hain Celestial was no longer held at the end of the period. The company is a direct beneficiary of the strong trends we are seeing in the natural and organic food industry as sales at mainstream supermarkets have climbed due to healthier lifestyles by consumers.

Christopher McHugh

Turner Investments, L.P.

Managed by:

Columbia Management Advisers, LLC, assumed portfolio management responsibility for the sub-advised portion of the Fund after the close of business on September 21, 2012 through December 31, 2012.

The strategy benefited most from security selection in the telecommunication services and industrials sectors, which was not enough to offset poorer performance in health care, consumer staples, consumer discretionary, materials and financials sectors.

In telecom, the top contributor was SBA Communications, a provider of communication tower space. The company reported solid third quarter earnings and raised guidance. In the industrials sector, the top contributors were United Rentals Inc., which rents construction equipment for infrastructure and homebuilding projects, and USG Corp., which makes wall board–both companies have been benefiting from a rebound in construction.

Cabela’s Inc., in the consumer discretionary sector, was the top detractor. The retailer of hunting/fishing gear reported 3rd quarter earnings below expectations, then fell again following the shooting in Newtown, CT, and the resulting increased discussion of gun control. Cabela’s Inc. was not held at the end of the period.

Wayne M. Collette

George J. Myers

Lawrence W. Lin

Brian D. Neigut

James King

Columbia Management Advisers, LLC

LVIP Columbia Small-Mid Cap Growth RPM Fund–1

LVIP Columbia Small-Mid Cap Growth RPM Fund

2012 Annual Report Commentary (unaudited) (continued)

Managed by:

Effective September 28, 2012, Lincoln Investment Advisors Corporation implemented an actively managed risk management overlay (“volatility management strategy”) that seeks to stabilize the risk within the Fund.

2012 ended on a positive note for global equity investors, with the White House and Congress reaching a last minute deal to temporarily avoid the so-called fiscal cliff of spending cuts and tax increases. This headline grabbing event wrapped up a year that proved quite lucrative for equity investors across global capital markets. The S&P 500® Index2 finished the year up 16%, notching the best calendar year performance for large-cap U.S. equities since 2009. These strong returns were realized during a period of slowly recovering employment, a long awaited improvement in the housing market and a period of continued near-record low interest rates that make equity investments more attractive to many investors. Despite the strong returns in equity markets, 2012 was not without its challenges. A sharp selloff during the spring and a second dip immediately following the November Presidential election tested investors’ resolve. Both of these sell-offs proved to be temporary as U.S. equities continued their march higher through the end of the year, rewarding investors for staying the course.

Investors in overseas stocks were also awarded for their patience in 2012, as it was a tale of two different markets. In the early part of the year, investors had to withstand a torrent of news from the troubled Eurozone, including divisive elections in Greece, significant austerity measures and a banking crisis in Spain. This, along with slowing growth in many large emerging economies and renewed tensions in the Middle East led many to be skeptical about prospects for international equities. Against this backdrop, stocks fell sharply in the second quarter. However, in mid-summer investors welcomed a long awaited commitment from the ECB to stand behind the troubled Eurozone through any means necessary. This triggered a rally in international stocks during the third and fourth quarters that led to a 2012 total return topping 17% for the MSCI EAFE Index
(net dividends)3.

Bond investors realized another year of positive returns during 2012, with the Barclays Capital U.S. Aggregate Index4 advancing 4.2%. The environment for bond investors remained strong throughout the year, as continued low interest rates led to a wave of bond issuance across the fixed income sectors as borrowers looked to lock in the near-record low financing costs. Throughout the year central banks around the world reiterated their commitment to further stimulating stagnant developed market economies with previously unprecedented measures. This action was highlighted by the U.S. Federal Reserve, which during the year launched its third round of quantitative easing since the Financial Crisis along with a commitment to purchase an additional $40 billion a month in mortgage backed securities. This action is aimed at holding down interest rates to help stimulate economic growth in the still recovering U.S. economy. While headline yields were down only slightly during the year, with the 10-year U.S. Treasury yield ending the year yielding 1.76%, down just under 0.20% from the start of the year, investors experienced some significant interest rate volatility. The 10-year Treasury yield experienced a swing of nearly 1.00% during the year, peaking at 2.38% in March, and bottoming at 1.39% just four months later in July.

The volatility management strategy was successful in reducing the overall risk of the Fund during the fourth quarter. The volatility management strategy slightly detracted from results during the fourth quarter, which saw negative equity market results during October followed by positive results in November and December. Given the heightened level of U.S. mid cap equity market volatility, the Fund continued to hold a minor level of protection at year-end.

David A. Weiss, CFA

Kevin J. Adamson, CPA

Lincoln Investment Advisors Corporation

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Columbia Small-Mid Cap Growth RPM Fund–2

LVIP Columbia Small-Mid Cap Growth RPM Fund

2012 Annual Report Commentary (unaudited) (continued)

Growth of $10,000 invested 12/31/02 through 12/31/12

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Columbia Small-Mid Cap Growth RPM Fund Standard Class shares on 12/31/02. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2012, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $23,542. For comparison, look at how the Russell Midcap® Growth Index did over the same period. The same $10,000 investment would have increased to $26,738. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

Average annual total returns on investment	Ended 12/31/12

Standard Class Shares
One Year	+6.50%
Five Years	–1.18%
Ten Years	+8.94%

Service Class Shares
One Year	+6.23%
Five Years	–1.43%
Inception (4/30/07)	+1.27%
1	The Russell Midcap® Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.

2	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

3	MSCI EAFE Index (net dividends) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets (Europe, Austral/Asia and the Far East), excluding the U.S. and Canada.

4	Barclays Capital U.S. Aggregate Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB-or better) corporate, U.S. government, mortgage and asset backed securities with at least one year to maturity and at least $250 million per amount withstanding,

Commencing after the close of business on September 21, 2012, Columbia Management Investment Advisors, LLC replaced Turner Investments L.P. as the Fund’s sub-advisor.

LVIP Columbia Small-Mid Cap Growth RPM Fund–3

LVIP Columbia Small-Mid Cap Growth RPM Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2012 to December 31, 2012

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2012 to December 31, 2012.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled, “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you etermine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Annualized Expense Ratio	Expenses Paid During Period 7/1/12 to 12/31/12*
Actual
Standard Class Shares	$1,000.00	$1,013.70	0.96%	$4.86
Service Class Shares	1,000.00	1,012.30	1.21%	6.12
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,020.31	0.96%	$4.88
Service Class Shares	1,000.00	1,019.05	1.21%	6.14

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP Columbia Small-Mid Cap Growth RPM Fund–4

LVIP Columbia Small-Mid Cap Growth RPM Fund

Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)

As of December 31, 2012

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets
Common Stock	91.66%
Aerospace & Defense	1.09%
Beverages	0.79%
Biotechnology	5.04%
Building Products	2.07%
Capital Markets	0.77%
Chemicals	1.11%
Commercial Banks	1.49%
Commercial Services & Supplies	2.37%
Communications Equipment	1.23%
Construction & Engineering	0.51%
Construction Materials	0.55%
Consumer Finance	0.59%
Containers & Packaging	0.58%
Distributor	0.98%
Electrical Equipment	0.60%
Electronic Equipment, Instruments & Components	2.21%
Energy Equipment & Services	2.33%
Food & Staples Retailing	3.05%
Health Care Equipment & Supplies	2.03%
Health Care Providers & Services	4.98%
Health Care Technology	0.65%
Hotels, Restaurants & Leisure	3.57%
Household Durables	1.04%
Insurance	0.54%
Internet & Catalog Retail	0.31%
Internet Software & Services	3.46%
IT Services	1.86%
Life Sciences Tools & Services	1.17%
Machinery	2.28%
Metals & Mining	0.93%
Multiline Retail	0.89%
Oil, Gas & Consumable Fuels	2.80%
Pharmaceuticals	1.85%
Professional Services	2.30%
Real Estate Investment Trusts	5.57%
Road & Rail	1.94%
Semiconductors & Semiconductor Equipment	0.58%
Software	10.90%

Security Type/Sector	Percentage of Net Assets
Specialty Retail	8.46%
Textiles, Apparel & Luxury Goods	2.91%
Thrift & Mortgage Finance	0.17%
Trading Companies & Distributors	1.39%
Wireless Telecommunication Services	1.72%
Money Market Mutual Fund	11.36%
Total Value of Securities	103.02%
Liabilities Net of Receivables and Other Assets	(3.02%)
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell. or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Ulta Salon Cosmetics & Fragrance	2.06%
Casey’s General Stores	1.77%
Domino’s Pizza	1.76%
SBA Communications Class A	1.72%
Catamaran	1.48%
Home Properties	1.36%
Rayonier	1.35%
CommVault Systems	1.35%
Aspen Technology	1.29%
F5 Networks	1.24%
Total	15.38%

LVIP Columbia Small-Mid Cap Growth RPM Fund–5

LVIP Columbia Small-Mid Cap Growth RPM Fund

Statement of Net Assets

December 31, 2012

	Number of Shares	Value (U.S. $)

COMMON STOCK–91.66%
Aerospace & Defense–1.09%
†Hexcel	12,126	$326,917
†LMI Aerospace	16,757	324,080

		650,997

Beverages–0.79%
Beam	7,667	468,377

		468,377

Biotechnology–5.04%
†Alexion Pharmaceuticals	2,848	267,171
†Alkermes	16,319	302,228
†Amarin ADR	28,039	226,836
†Ariad Pharmaceuticals	16,207	310,850
†Dynavax Technologies	64,367	184,090
†Idenix Pharmaceuticals	64,182	311,283
†Infinity Pharmaceuticals	7,074	247,590
†Medivation	3,199	163,661
†Onyx Pharmaceuticals	7,776	587,321
†Puma Biotechnology	7,454	139,763
†Sarepta Therapeutics	10,186	262,799

		3,003,592

Building Products–2.07%
†Fortune Brands Home & Security	20,827	608,565
†USG	22,344	627,196

		1,235,761

Capital Markets–0.77%
†Affiliated Managers Group	3,505	456,176

		456,176

Chemicals–1.11%
Albemarle	5,586	347,002
CF Industries Holdings	1,534	311,647

		658,649

Commercial Banks–1.49%
First Republic Bank	10,186	333,897
†Signature Bank	7,739	552,100

		885,997

Commercial Services & Supplies–2.37%
†Clean Harbors	9,967	548,285
†Portfolio Recovery Associates	3,903	417,075
†Stericycle	4,809	448,535

		1,413,895

Communications Equipment–1.23%
†F5 Networks	7,575	735,911

		735,911

Construction & Engineering–0.51%
KBR	10,077	301,504

		301,504

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Construction Materials–0.55%
Eagle Materials	5,650	$330,525

		330,525

Consumer Finance–0.59%
†DFC Global	18,851	348,932

		348,932

Containers & Packaging–0.58%
Rock-Tenn Class A	4,982	348,292

		348,292

Distributor–0.98%
†LKQ	27,734	585,187

		585,187

Electrical Equipment–0.60%
AMETEK	9,527	357,929

		357,929

Electronic Equipment, Instruments & Components–2.21%
FEI	10,198	565,581
IPG Photonics	4,543	302,791
†OSI Systems	7,015	449,241

		1,317,613

Energy Equipment & Services–2.33%
Core Laboratories	3,065	335,035
Oceaneering International	8,543	459,528
†Oil States International	4,532	324,219
†Rowan Class A	8,614	269,360

		1,388,142

Food & Staples Retailing–3.05%
Casey’s General Stores	19,893	1,056,318
†Fresh Market	7,885	379,190
Harris Teeter Supermarkets	9,858	380,124

		1,815,632

Health Care Equipment & Supplies–2.03%
†Align Technology.	23,983	665,528
Masimo	12,881	270,630
†NxStage Medical	24,096	271,080

		1,207,238

Health Care Providers & Services–4.98%
†Brookdale Senior Living	27,418	694,224
†Catamaran	18,715	881,664
†HMSHoldings	21,008	544,527
†IPC The Hospitalist	13,143	521,909
†WellCare Health Plans	6,648	323,691

		2,966,015

LVIP Columbia Small-Mid Cap Growth RPM Fund–6

LVIP Columbia Small-Mid Cap Growth RPM Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Health Care Technology–0.65%
†athenahealth	5,256	$386,053

		386,053

Hotels, Restaurants & Leisure–3.57%
Domino’s Pizza	24,094	1,049,294
†Panera Bread Class A	3,165	502,697
Six Flags Entertainment	9,430	577,116

		2,129,107

Household Durables–1.04%
Harman International Industries	4,153	185,390
†Toll Brothers	13,411	433,578

		618,968

Insurance–0.54%
Gallagher (Arthur J)	9,310	322,592

		322,592

Internet & Catalog Retail–0.31%
†TripAdvisor	4,418	185,379

		185,379

Internet Software & Services–3.46%
†Cornerstone OnDemand	16,800	496,104
†Dealertrack Technology	12,096	347,397
†Equinix	1,355	279,401
†LinkedIn Class A	3,913	449,291
†Rackspace Hosting	6,611	490,999

		2,063,192

IT Services–1.86%
†Alliance Data Systems	3,260	471,918
†Teradata	10,295	637,158

		1,109,076

Life Sciences Tools & Services–1.17%
†Fluidigm	20,810	297,791
†Illumina	7,237	402,305

		700,096

Machinery–2.28%
CLARCOR	5,908	282,284
†Proto Labs	10,405	410,165
Trinity Industries	9,196	329,401
Woodward	8,846	337,298

		1,359,148

Metals & Mining–0.93%
Royal Gold	6,847	556,730

		556,730

Multiline Retail–0.89%
Family Dollar Stores	8,371	530,805

		530,805

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Oil, Gas & Consumable Fuels–2.80%
†Concho Resources	5,389	$434,138
Energy XXI Bermuda	10,081	324,507
†Gulfport Energy	10,952	418,585
†Oasis Petroleum	15,444	491,119

		1,668,349

Pharmaceuticals–1.85%
†Impax Laboratories	23,970	491,145
Perrigo	3,152	327,903
†Salix Pharmaceuticals	7,010	283,765

		1,102,813

Professional Services–2.30%
†CoStar Group	5,498	491,356
†IHS Class A	4,510	432,960
†Verisk Analytics Class A	8,794	448,494

		1,372,810

Real Estate Investment Trusts–5.57%
Digital Realty Trust	9,920	673,469
Home Properties	13,252	812,480
Rayonier	15,553	806,112
Redwood Trust	26,506	447,686
Tanger Factory Outlet Centers	16,977	580,613

		3,320,360

Road & Rail–1.94%
Kansas City Southern	4,917	410,471
Landstar System	7,557	396,440
Werner Enterprises	15,991	346,525

		1,153,436

Semiconductors & Semiconductor Equipment–0.58%
†Skyworks Solutions	16,998	345,059

		345,059

Software–10.90%
†ANSYS	7,964	536,296
†Aspen Technology	27,674	764,909
†Autodesk	7,654	270,569
†BroadSoft	16,778	609,545
†CommVault Systems	11,561	805,917
†Concur Technologies	3,652	246,583
†Fortinet	16,611	349,994
†Guidewire Software	20,859	619,929
†Imperva	10,153	320,124
†RedHat	9,797	518,849
†TIBCO Software	19,214	422,900
†TiVo	38,335	472,287
†Ultimate Software Group	5,928	559,662

		6,497,564

LVIP Columbia Small-Mid Cap Growth RPM Fund–7

LVIP Columbia Small-Mid Cap Growth RPM Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Specialty Retail–8.46%
Dick’s Sporting Goods	10,119	$460,313
DSW Class A	5,053	331,932
Foot Locker	10,624	341,243
GameStop Class A	7,147	179,318
GNC Holdings	10,126	336,993
PETsMART	6,658	455,008
Pier 1 Imports	24,273	485,460
Rent-A-Center	9,485	325,905
†Tile Shop Holdings	24,645	414,775
Ulta Salon Cosmetics & Fragrance	12,509	1,229,136
†Urban Outfitters	12,239	481,727

		5,041,810

Textiles, Apparel & Luxury Goods–2.91%
†lululemon athletica	5,658	431,309
†Michael Kors Holdings	5,322	271,582
PVH	5,604	622,100
†Tumi Holdings	19,654	409,786

		1,734,777

Thrift & Mortgage Finance–0.17%
†Nationstar Mortgage Holdings	3,176	98,392

		98,392

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Trading Companies & Distributors–1.39%
TAL International Group	11,805	$429,466
†United Rentals	8,704	396,206

		825,672

Wireless Telecommunication Services–1.72%
†SBA Communications Class A	14,457	1,026,736

		1,026,736

Total Common Stock (Cost $53,021,098)		54,625,288

MONEY MARKET MUTUAL FUND–11.36%
Dreyfus Treasury & Agency Cash Management Fund	6,770,779	6,770,779

Total Money Market Mutual Fund (Cost $6,770,779)		6,770,779

TOTAL VALUE OF SECURITIES–103.02% (Cost $59,791,877)	61,396,067
*LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(3.02%)	(1,801,288)

NET ASSETS APPLICABLE TO 5,422,226 SHARES OUTSTANDING–100.00%	$59,594,779

NET ASSET VALUE–LVIP COLUMBIA SMALL-MID CAP GROWTH RPM FUND STANDARD CLASS ($16,610,135 /1,495,174 Shares)	$11.109

NET ASSET VALUE–LVIP COLUMBIA SMALL-MID CAP GROWTH RPM FUND SERVICE CLASS ($42,984,644 /3,927,052 Shares)	$10.946

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2012:
Shares of beneficial interest (unlimited authorization–no par)	$56,897,295
Accumulated net realized gain on investments.	1,149,828
Net unrealized appreciation of investments and derivatives.	1,547,656

Total net assets	$59,594,779

†	Non-income producing for the period.

*	Of this amount, $2,325,649 represents payable for securities purchased, $26,566 represents payable for fund shares redeemed and $274,000 represents collateral for futures contracts as of December 31, 2012.

LVIP Columbia Small-Mid Cap Growth RPM Fund–8

LVIP Columbia Small-Mid Cap Growth RPM Fund

Statement of Net Assets (continued)

The following futures contracts were outstanding at December 31, 2012:1

Futures Contracts

Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
(12) E-mini S&P 500 Index	$(849,806)	$(852,060)	3/16/13	$(2,254)
(58) Russell 2000 Mini Index	(4,856,000)	(4,910,280)	3/16/13	(54,280)

	$(5,705,806)			$(56,534)

The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional value presented above represents the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1]	See Note 7 in “Notes to Financial Statements.”

ADR–American Depositary Receipt

See accompanying notes, which are an integral part of the financial statements.

LVIP Columbia Small-Mid Cap Growth RPM Fund–9

LVIP Columbia Small-Mid Cap Growth RPM Fund

Statement of Operations

Year Ended December 31, 2012

LVIP Columbia Small-Mid Cap Growth RPM Fund

Statements of Changes in Net Assets

INVESTMENT INCOME:
Dividends	$476,547

476,547

EXPENSES:
Management fees	505,873
Distribution fees-Service Class	97,837
Accounting and administration expenses	27,986
Reports and statements to shareholders	26,532
Professional fees	20,833
Custodian fees	2,880
Trustees’ fees	1,441
Pricing fees	981
Other	4,776

689,139
Less expenses waived/reimbursed	(41,522)

Total operating expenses	647,617

NET INVESTMENT LOSS	(171,070)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	8,297,308
Futures contracts	(162,605)

Net realized gain	8,134,703

Net change in unrealized appreciation (depreciation) of:
Investments	(4,683,525)
Futures contracts	(56,534)

Net change in unrealized appreciation (depreciation)	(4,740,059)

NET REALIZED AND UNREALIZED GAIN	3,394,644

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,223,574

See accompanying notes, which are an integral part of the financial statements.

	Year Ended
	12/31/12	12/31/11
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(171,070)	$(280,587)
Net realized gain	8,134,703	1,484,448
Net change in unrealized appreciation (depreciation)	(4,740,059)	(6,513,633)

Net increase (decrease) in net assets resulting from operations	3,223,574	(5,309,772)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	6,763,585	9,600,094
Service Class	20,432,419	31,060,275

	27,196,004	40,660,369

Cost of shares repurchased:
Standard Class	(8,825,528)	(9,865,167)
Service Class	(15,998,068)	(22,207,610)

	(24,823,596)	(32,072,777)

Increase in net assets derived from capital share transactions	2,372,408	8,587,592

NET INCREASE IN NET ASSETS	5,595,982	3,277,820
NET ASSETS:
Beginning of year	53,998,797	50,720,977

End of year (there was no undistributed net investment income at either year end)	$59,594,779	$53,998,797

See accompanying notes, which are an integral part of the financial statements.

LVIP Columbia Small-Mid Cap Growth RPM Fund–10

LVIP Columbia Small-Mid Cap Growth RPM Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Columbia Small-Mid Cap Growth RPM Fund Standard Class
	Year Ended
	12/31/12[1]		12/31/11		12/31/10		12/31/09		12/31/08
Net asset value, beginning of period	$10.431		$11.288		$8.871		$5.977		$14.126

Income (loss) from investment operations:
Net investment loss[2]	(0.014)		(0.036)		(0.018)		(0.017)		(0.034)
Net realized and unrealized gain (loss)	0.692		(0.821)		2.435		2.911		(6.136)

Total from investment operations	0.678		(0.857)		2.417		2.894		(6.170)

Less dividends and distributions from:
Net realized gain	—		—		—		—		(1.979)

Total dividends and distributions	—		—		—		—		(1.979)

Net asset value, end of period	$11.109		$10.431		$11.288		$8.871		$5.977

Total return[3]	6.50%		(7.59%	)	27.25%		48.42%		(49.29% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$16,610		$17,721		$19,494		$15,381		$9,920
Ratio of expenses to average net assets	0.95%		0.93%		0.98%		0.98%		0.98%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.02%		1.00%		1.06%		1.08%		1.07%
Ratio of net investment loss to average net assets	(0.13%	)	(0.31%	)	(0.19%	)	(0.24%	)	(0.33% )
Ratio of net investment loss to average net assets prior to expenses waived/reimbursed	(0.20%	)	(0.38%	)	(0.27%	)	(0.34%	)	(0.42% )
Portfolio turnover	231%		113%		103%		102%		179%

[1]	Commencing after the close of business on September 21, 2012, Columbia Management Investment Advisors LLC, replaced Turner Investments L.P. as the Fund’s sub-advisor.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Columbia Small-Mid Cap Growth RPM Fund–11

LVIP Columbia Small-Mid Cap Growth RPM Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Columbia Small-Mid Cap Growth RPM Fund Service Class
	Year Ended
	12/31/12[1]	12/31/11	12/31/10	12/31/09	12/31/08
Net asset value, beginning of period	$10.304	$11.178	$8.806	$5.948	$14.102

Income (loss) from investment operations:
Net investment loss[2]	(0.041)	(0.064)	(0.042)	(0.034)	(0.059)
Net realized and unrealized gain (loss)	0.683	(0.810)	2.414	2.892	(6.116)

Total from investment operations	0.642	(0.874)	2.372	2.858	(6.175)

Less dividends and distributions from:
Net realized gain	—	—	—	—	(1.979)

Total dividends and distributions	—	—	—	—	(1.979)

Net asset value, end of period	$10.946	$10.304	$11.178	$8.806	$5.948

Total return[3]	6.23%	(7.83%)	26.94%	48.05%	(49.42%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$42,985	$36,278	$31,227	$16,410	$11,088
Ratio of expenses to average net assets	1.20%	1.18%	1.23%	1.23%	1.23%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.27%	1.25%	1.31%	1.33%	1.32%
Ratio of net investment loss to average net assets	(0.38%)	(0.56%)	(0.44%)	(0.49%)	(0.58%)
Ratio of net investment loss to average net assets prior to expenses waived/reimbursed	(0.45%)	(0.63%)	(0.52%)	(0.59%)	(0.67%)
Portfolio turnover	231%	113%	103%	102%	179%

[1]	Commencing after the close of business on September 21, 2012, Columbia Management Investment Advisors LLC, replaced Turner Investments L.P. as the Fund’s sub-advisor.

[2]	The average shares outstanding method has been applied for per share information.
[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Columbia Small-Mid Cap Growth RPM Fund–12

LVIP Columbia Small-Mid Cap Growth RPM Fund

Notes to Financial Statements

December 31, 2012

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 66 series (Series). These financial statements and the related notes pertain to the LVIP Columbia Small-Mid Cap Growth RPM Fund (formerly LVIP Turner Mid-Cap Growth Fund) (Fund). The financial statements of the other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Open-end investment companies are valued at their published net asset value. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2009–December 31, 2012), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date. Distributions received from Real Estate Investment Trusts are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $18,906 for the year ended December 31, 2012. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

LVIP Columbia Small-Mid Cap Growth RPM Fund–13

LVIP Columbia Small-Mid Cap Growth RPM Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2012.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (LIAC) is a registered investment advisor and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.90% of the first $25 million of the average daily net assets of the Fund; 0.85% of the next $50 million; 0.80% of the next $75 million; 0.70% of the next $100 million; and 0.65% of average daily net assets in excess of $250 million.

LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.10% of the first $25 million of the Fund’s average daily net assets; and 0.05% of the next $50 million. This agreement will continue at least through April 30, 2013, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

Effective after the close of business on September 21, 2012, Columbia Management Advisors, LLC (Sub-Advisor) replaced Turner Investments L.P. as the Fund’s Sub-Advisor, and is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Advisor a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund paid Lincoln Life a fee at an annual rate of 0.008% of the average daily net assets of the Fund and reimbursed Lincoln Life for the cost of internal legal services. For the year ended December 31, 2012, fees for these administrative and legal services amounted to $4,644 and $764, respectively. Beginning January 1, 2013, the Trust will reimburse Lincoln Life for the cost of administrative and internal legal services.

Lincoln Life also performs daily trading operations. The Fund reimburses Lincoln Life for the cost of these services, which amounts to $2,752 for the year ended December 31, 2012.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net asset of the Service Class shares. The Plan Fee may be adjusted by the Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2012, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$38,716
Distribution fees payable to LFD	8,617

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The Fund pays the compensation of unaffiliated trustees.

3. Investments

For the year ended December 31, 2012, the Fund made purchases of $127,843,412 and sales of $128,740,512 of investment securities other than short-term investments.

At December 31, 2012, the cost of investments for federal income tax purposes was $59,947,796. At December 31, 2012, net unrealized appreciation was $1,448,271, of which $3,482,847 related to unrealized appreciation of investments and $2,034,576 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

LVIP Columbia Small-Mid Cap Growth RPM Fund–14

LVIP Columbia Small-Mid Cap Growth RPM Fund

Notes to Financial Statements (continued)

3. Investments (continued)

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2012:

Level 1
Common Stock	$54,625,288
Money Market Mutual Fund	6,770,779

Total	$61,396,067

Futures Contracts	$(56,534)

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2012, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. There were no dividends and distributions paid during the years ended December 31, 2012 and 2011.

5. Components of Net Assets on a Tax Basis

As of December 31, 2012, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$56,897,295
Accumulated capital and other losses	(1,025,180)
Undistributed long-term capital gains	2,274,393
Unrealized appreciation	1,448,271

Net assets	$59,594,779

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and mark-to-market of futures contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of net operating losses. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2012, the Fund recorded the following reclassifications.

Accumulated Net Investment Loss	Paid-in Capital
$171,070	$(171,070)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $6,194,404 was utilized in 2012.

LVIP Columbia Small-Mid Cap Growth RPM Fund–15

LVIP Columbia Small-Mid Cap Growth RPM Fund

Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/12	Year Ended 12/31/11
Shares sold:
Standard Class	593,621	823,789
Service Class	1,858,144	2,718,498

	2,451,765	3,542,287

Shares repurchased:
Standard Class	(797,265)	(851,893)
Service Class	(1,451,996)	(1,991,211)

	(2,249,261)	(2,843,104)

Net increase	202,504	699,183

7. Derivatives

U. S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Futures Contracts–The Fund may use futures in the normal course of pursuing its investment objectives. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. In addition, the Fund may invest in futures as part of its risk management overlay strategy to seek to manage portfolio volatility. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is minimal counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees against default.

Fair values of derivative instruments as of December 31, 2012 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Interest rate contracts (Futures contracts)	Liabilities net of receivables and other assets	—	Liabilities net of receivables and other assets	56,534

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2012 was as follows:

	Location of Gain or Loss on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Interest rate contracts (Futures contracts)	Net realized loss on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(162,605)	(56,534)

Derivatives Generally–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2012. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2012.

	Asset Derivative Volume	Liability Derivative Volume
Futures contracts (average notional value)	$—	$1,506,182

8. Market Risk

The Fund invests a significant portion of its assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

LVIP Columbia Small-Mid Cap Growth RPM Fund–16

LVIP Columbia Small-Mid Cap Growth RPM Fund

Notes to Financial Statements (continued)

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Subsequent Events

Management has determined that no additional material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Columbia Small-Mid Cap Growth RPM Fund–17

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Columbia Small-Mid Cap Growth RPM Fund

We have audited the accompanying statement of net assets of the LVIP Columbia Small-Mid Cap Growth RPM Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012 by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Columbia Small-Mid Cap Growth RPM Fund of the Lincoln Variable Insurance Products Trust at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

February 18, 2013

LVIP Columbia Small-Mid Cap Growth RPM Fund–18

LVIP Columbia Small-Mid Cap Growth RPM Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement

On August 29 and September 10, 2012, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “LVIP Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the LVIP Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal or approval of the sub-advisory agreement with various sub-advisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the LVIP Trust (each a “Fund”).

The trustees who are not “interested persons” of the LVIP Trust (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and the sub-advisers prior to the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also received information about the Funds throughout the year in connection with the regular quarterly Board meetings from LIAC and, as applicable, the various portfolio management teams providing services to the Funds.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, LVIP Trust officers and Lincoln Life and LIAC employees to consider the renewal of the Advisory Agreements. In considering the renewal or approval of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered, among others, the factors listed below and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed or approved and accordingly, recommended to the Board of Trustees the renewal or approval of the Advisory Agreements.

Approval of Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Independent Trustees considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel, resources, compliance and LIAC’s criteria for review of the sub-adviser’s performance. The Independent Trustees reviewed the services provided by LIAC in serving as investment adviser, the personnel providing the investment management services and compliance staff, regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-adviser. The Independent Trustees noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Independent Trustees also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. Based on this information, the Independent Trustees concluded that the services provided by LIAC were satisfactory.

The Independent Trustees reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2012, for the Fund compared to the average performance of a performance universe of funds in a Lipper category underlying variable insurance products (“performance group”) and a benchmark index.

The Independent Trustees reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee, sub-advisory fee and expense ratio to those of a Lipper expense peer group for the Fund. The Independent Trustees considered that management fees as reported by Lipper include separate administrative and accounting fees for the Fund as well as the funds in the expense group, to the extent the expense group funds pay separate administrative and accounting fees. The expense peer group consists of the Fund and other funds in a Lipper category underlying variable insurance products, as classified by Lipper (“expense group”).

The Independent Trustees considered that LIAC does not manage the day-to-day portfolio of the Fund, but had delegated those duties to an unaffiliated sub-adviser. The Independent Trustees concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.

The Independent Trustees considered that LIAC had implemented an advisory fee waiver on assets up to $100 million for the Fund through April 30, 2013. The Independent Trustees noted that the investment management fees, giving effect to the advisory fee waiver, were above the average investment management fee of the Lipper expense group and considered LIAC’s view that given the Fund’s asset size that it did not benefit from significant breakpoints in the investment management fee. In conjunction with the implementation of the Risk Portfolio Management (“RPM”) strategy described below, the Independent Trustees noted that the sub-adviser would be paid a lower sub-advisory fee than the prior sub-adviser and only on the assets managed by the new sub-adviser, increasing the fee retained by LIAC. On the basis of the information provided, the Independent Trustees concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable in light of the nature, quality and extent of services provided by LIAC.

LVIP Columbia Small-Mid Cap Growth RPM Fund–19

LVIP Columbia Small-Mid Cap Growth RPM Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement with LIAC (continued)

With respect to the Fund’s performance, the Independent Trustees considered that a new sub-adviser would assume portfolio management responsibilities for the Fund in September 2012. The Independent Trustees also considered that a RPM strategy would be implemented for the Fund at the same time by which LIAC would, with respect to 0-20% of the Fund’s assets, actively manage the Fund’s exposure to equity market risk primarily through investment in exchange-traded futures contracts and that the sub-adviser would manage the remaining 80-100% of the Fund’s assets according to the investment mandate.

The Independent Trustees considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Independent Trustees considered that the Fund did not have substantial assets and that LIAC had implemented an advisory fee waiver for the Fund on assets up to $75 million and concluded that economies of scale were appropriately shared with investors.

The Independent Trustees also reviewed the profitability analysis to LIAC and its affiliates with respect to the Fund individually and the Funds group overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Independent Trustees reviewed materials provided by LIAC and Lincoln as to any such benefits. Lincoln Insurance Companies receive and retain 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Independent Trustees also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from Lincoln Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates may benefit from economies of scale with the Fund when it bargains together with the Fund for certain services. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums will be allocated to the Fund as received.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Independent Trustees determined that the terms of the investment management agreement continues to be fair and reasonable, and that the continuation of the agreement is in the best interests of the Fund and recommended the renewal of the investment management agreement to the Board of Trustees.

LVIP Columbia Small-Mid Cap Growth RPM Fund–20

Officer/Trustee Information for Lincoln VIP Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Fidelity Investments	71	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	71	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Retired; Formerly, Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	71	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	71	N/A
Gary D. Lemon, PH.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly, Advisory Trustee since November 2004	Joseph Percival Allen III University Professor, James W. Emerson Director of the Robert C. McDermond Center for Management and Entrepreneurship, Professor of Economics and Management, DePauw University	71	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C.	71	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; Formerly, President Emeritus, Indiana Health Association; Formerly, President, Indiana Hospital & Health Association	71	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC.	71	N/A
Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since June 2011	Senior Vice President and Treasurer, Lincoln National Corporation; Formerly, Senior Vice President, Head of Insurance & Retirement Solutions Financial Management	N/A	N/A

LVIP Columbia Small-Mid Cap Growth RPM Fund–21

Officer/Trustee Information for Lincoln VIP Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Jill R. Whitelaw, Esq.[1] Radnor Financial Center, 150 N. Radnor Chestor Rd, Radnor, PA 19087 YOB: 1963	Vice President, Secretary, and Chief Legal Officer	Vice President, Secretary, and Chief Legal Officer since December 2012; Formerly, Secretary and Chief Legal Officer since June 2011	Vice President and Chief Counsel–Fund Management, The Lincoln National Life Insurance Company; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corp.; Formerly, Of Counsel–Montgomery, McCracken, Walker & Rhoades; Director–Merrill Lynch, Pierce, Fenner & Smith	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, Director of Funds Management, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A
Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Vice President since December 2012	Vice President, The Lincoln National Life Insurance Company	N/A	N/A
Blake W. Martin[1] Radnor Financial Center, 150 N. Radnor Chester Rd, Radnor, PA 19087 YOB: 1956	Vice President	Vice President since December 2012	Vice President and Head of Corporate Tax, Lincoln National Corporation; Formerly, Independent Consultant and Managing Director at Smart Business Advisory and Consulting, LLC.	N/A	N/A
John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President since June 2011 and Chief Compliance Officer since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A
David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011	Vice President, Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly, Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A

LVIP Columbia Small-Mid Cap Growth RPM Fund–22

Officer/Trustee Information for Lincoln VIP Trust (unaudited) (continued)

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*	The Trust Complex is comprised of the 66 Series of the Lincoln Variable Insurance Products Trust and the 5 Series of the Lincoln Advisors Trust.

[1]

All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940, by reason of their being officers of Lincoln Investment Advisors Corporation.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Columbia Small-Mid Cap Growth RPM Fund–23

LVIP JPMorgan Mid Cap Value RPM Fund

(formely, Columbia Value Opportunities Fund)

LVIP JPMorgan Mid Cap Value RPM Fund

(formely, Columbia Value Opportunities Fund)

a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2012

LVIP JPMorgan Mid Cap Value RPM Fund

LVIP JPMorgan Mid Cap Value RPM Fund

2012 Annual Report Commentary (unaudited)

The Fund returned 13.76% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2012, while its benchmark, the Russell 2000® Value Index1, returned 18.05%.

Managed by:

Columbia Management Investment Advisers, LLC, sub-advised the formerly LVIP Columbia Value Opportunities Fund through close of business on September 21, 2012.

Financial markets roared out of the gate in the first quarter of 2012 as several index milestones were surpassed. Several positive economic data points both in the U.S. and abroad regarding a potential permanent bailout in the Euro zone, U.S. employment, manufacturing and corporate earnings all combined to move stocks higher indicating a recovery in the U.S. economy was gaining steam. The second quarter, however, brought steep declines in equity markets worldwide as multiple headwinds battered stocks including (once again) the continuing European debt crisis, fears of slowing growth in China as well as political uncertainty in both the U.S. and other developed economies. Third quarter faced headwinds regarding the fiscal cliff, unsolved European debt issues, lingering worries over unrest in the Middle East and slow growth in China. These were offset by the Federal Reserve’s stimulus injections into the U.S. economy and similar actions taken by the European Central Bank and Japan in their own countries.

Sector allocation was negative and responsible for a third of the Fund’s underperformance. Underweights to financials and energy plus an overweight to technology were only partially offset by an underweight to the lagging utilities sector. We have been underweight utilities all year as a result of valuations that were too high, and this has served the Fund well.

Stock selection was negative and drove the underperformance. While selection in information technology was very positive, it was more than offset by negative selection in the other sectors.

On the downside, the energy sector’s overall performance during the period was impacted by a decline in natural gas prices that occurred in the second quarter. The Fund’s companies with natural gas exposure were hurt when gas prices dropped and oil prices increased. Those companies that attempted to shift the gas exposure to outperforming oil by increasing capital spending in that sector got penalized in the markets if they weren’t rewarded by immediate positive cash flow. Fund names that detracted from performance included Bill Barrett Corp., Key Energy Services Inc., Midstates Petroleum and Swift Energy Co. which were no longer held at the end of the period.

In consumer discretionary, performance was impacted significantly by Bridgepoint Education Inc.’s double digit decline over the period. In July, shares of the company lost value after one of its institutions was denied future accreditation. We sold the Fund’s shares on the news as we believed that a resolution to the issue would take time.

On the positive side, stock selection was favorable in technology in large part due to the triple digit performance of semiconductor company Cirrus Logic Inc. During the period, Cirrus reported better-than- expected earnings and bullish growth guidance based on their ongoing position as a major provider of audio chips to Apple’s ever-growing iPhones and other mobile phones. Cirrus is no longer held at the end of the period.

In IT services, Global Cash Access Holdings Inc., a company that supplies ATMs to casinos and provides other cash access related services, was a standout during the period as good earnings reports, lower costs, a revival of the gaming market in Las Vegas and the takeover of a competitor all helped to contribute to performance. The company’s costs were lowered as a result of the reduction of interchange fees charged by Visa and MasterCard outlined in the Durbin Amendment that took effect in the fall of 2011. Global Cash Access Holdings, Inc. was no longer held at the end of the period. Also in the sector, Elster Group SE ADS, a German metering company, was a particularly positive contributor mid-year as shares of the company soared in June on the rumor and then confirmation of its acquisition by an international conglomerate. We sold the stock and took profits.

Christian K. Stadlinger Jarl Ginsberg

Columbia Management Investment Advisers, LLC

Managed by:

J.P. Morgan Investment Management, Inc. (“JPMorgan”) assumed portfolio management responsibility for the sub-advised portion of the Fund after close of business on September 21, 2012 through December 31, 2012.

U.S. equity markets were mixed for the fourth quarter as the optimism from European Central Bank (ECB) policy measures to combat elevated sovereign bond yields gave way to uncertainty over growth in U.S. corporate profits and Washington’s ability to avert the upcoming fiscal cliff.

While third-quarter earnings results for the most part exceeded investor expectations, a far greater number of companies fell short of revenue estimates. Disappointing revenue results weighed most heavily on investor sentiment, as without increasing revenues, earnings growth comes more into question. A common theme from companies was that activity moderated not from the European crisis earlier in the summer, but from the uncertainty about the U.S. presidential election and oft-mentioned fiscal cliff.

Stock selection in the consumer discretionary and energy sectors were the top detractors from relative performance. Stock selection in the healthcare and financials sectors contributed to performance.

Within the energy sector, Devon Energy was a top detractor due to depressed oil and natural gas prices. We continue to have conviction in Devon due to the company’s strong financial position sound strategic repositioning.

LVIP JPMorgan Mid Cap Value RPM Fund–1

LVIP JPMorgan Mid Cap Value RPM Fund

2012 Annual Report Commentary (unaudited) (continued)

The top contributor in the portfolio was branded apparel maker PVH Corp. Performance was driven by top-line strength from global brands Tommy Hilfiger and Calvin Klein, offset by the Heritage segment due to the sale of the Izod women’s business. The quarter again benefitted from increasing gross margins. Calvin Klein continues to post strong results, particularly overseas, though continued softness in its jeans and underwear business somewhat clouds the picture, especially considering that jeans are a hallmark of the brand. We continue to hold the position.

Johnathan K.L. Simon

Lawrence Playford

LawrenGloria Fu

JPMorgan

Advised by:

Effective September 28, 2012, Lincoln Investment Advisors Corporation implemented an actively managed risk management overlay (“volatility management strategy”) that seeks to stabilize the risk within the Fund.

2012 ended on a positive note for global equity investors, with the White House and Congress reaching a last minute deal to temporarily avoid the so-called fiscal cliff of spending cuts and tax increases. This headline grabbing event wrapped up a year that proved quite lucrative for equity investors across global capital markets. The S&P® 500 Index2 finished the year up 16%, notching the best calendar year performance for large-cap U.S. equities since 2009. These strong returns were realized during a period of slowly recovering employment, a long awaited improvement in the housing market and a period of continued near-record low interest rates that make equity investments more attractive to many investors. Despite the strong returns in equity markets, 2012 was not without its challenges. A sharp selloff during the spring and a second dip immediately following the November Presidential election tested investors’ resolve. Both of these sell-offs proved to be temporary as U.S. equities continued their march higher through the end of the year, rewarding investors for staying the course.

Investors in overseas stocks were also awarded for their patience in 2012, as it was a tale of two different markets. In the early part of the year, investors had to withstand a torrent of news from the troubled Eurozone, including divisive elections in Greece, significant austerity measures and a banking crisis in Spain. This, along with slowing growth in many large emerging economies and renewed tensions in the Middle East led many to be skeptical about prospects for international equities. Against this backdrop, stocks fell sharply in the second quarter. However, in mid-summer investors welcomed a long awaited commitment from the ECB to stand behind the troubled Eurozone through any means necessary. This triggered a rally in international stocks during the third and fourth quarters that led to a 2012 total return topping 17% for the MSCI EAFE Index (net dividends)3.

Bond investors realized another year of positive returns during 2012, with the Barclays Capital U.S. Aggregate Index4 advancing 4.2%. The environment for bond investors remained strong throughout the year, as continued low interest rates led to a wave of bond issuance across the fixed income sectors as borrowers looked to lock in the near-record low financing costs. Throughout the year central banks around the world reiterated their commitment to further stimulating stagnant developed market economies with previously unprecedented measures. This action was highlighted by the U.S. Federal Reserve, which during the year launched its third round of quantitative easing since the Financial Crisis along with a commitment to purchase an additional $40 billion a month in mortgage backed securities. This action is aimed at holding down interest rates to help stimulate economic growth in the still recovering U.S. economy. While headline yields were down only slightly during the year, with the 10-year U.S. Treasury yield ending the year yielding 1.76%, down just under 0.20% from the start of the year, investors experienced some significant interest rate volatility. The 10-year Treasury yield experienced a swing of nearly 1.00% during the year, peaking at 2.38% in March, and bottoming at 1.39% just four months later in July.

The volatility management strategy was successful in reducing the overall risk of the Fund during the fourth quarter. The volatility management strategy slightly detracted from results during the fourth quarter, which saw negative equity market results during October followed by positive results in November and December. Given the muted level of U.S. mid cap equity market volatility, the Fund continued to hold a significant level of equity exposure at year-end.

David A. Weiss, CFA

Kevin J. Adamson

Lincoln Investment Advisors Corporation

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP JPMorgan Mid Cap Value RPM Fund–2

LVIP JPMorgan Mid Cap Value RPM Fund

2012 Annual Report Commentary (unaudited) (continued)

Growth of $10,000 invested 12/31/02 through 12/31/12

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP JPMorgan Mid Cap Value RPM Fund Standard Class shares on 12/31/02. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2012, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $22,024. For comparison, look at how the Russell 2000® Value Index did over the same period. The same $10,000 investment would have increased to $24,796. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company seperate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

Average annual total returns on investment	Ended 12/31/12

Standard Class Shares
One Year	+13.76%
Five Years	+2.80%
Ten Years	+8.22%

Service Class Shares
One Year	+13.48%
Five Years	+2.54%
Inception (4/30/07)	+1.95%
[1]	The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

[2]	The S&P 500® Index is a broad based measurment of changes in stock market conditions based on average performance of 500 widely held common stocks.

[3]

The MSCI EAFE Index (net dividends) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets (Europe, Austra/Asia and the Far East), excluding the U.S. and Canada.

[4]

The Barclays Capital U.S. Aggregate Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage and asset backed securities with at least one year to maturity and at least $250 million per amount outstanding.

Commencing October 15, 2007, Columbia Management Advisors, LLC replaced Dalton, Greiner, Hartman, Maher & Co. as the Fund’s sub-advisor.

Commencing May 1, 2010, Columbia Management Investment Advisors, LLC replaced Columbia Management Advisors, LLC as the Fund’s sub-advisor.

Commencing after close of business on September 21, 2012, J.P. Morgan Investment Management Inc. replaced Columbia Management Investment Advisors, LLC as the Fund’s sub-advisors.

LVIP JPMorgan Mid Cap Value RPM Fund–3

LVIP JPMorgan Mid Cap Value RPM Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2012 to December 31, 2012

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2012 to December 31, 2012.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Annualized Expense Ratio	Expenses Paid During Period 7/1/12 to 12/31/12*
Actual
Standard Class Shares	$1,000.00	$1,069.00	1.15%	$5.98
Service Class Shares	1,000.00	1,067.60	1.40%	7.28
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,019.36	1.15%	$5.84
Service Class Shares	1,000.00	1,018.10	1.40%	7.10

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP JPMorgan Mid Cap Value RPM Fund–4

LVIP JPMorgan Mid Cap Value RPM Fund

Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)

As of December 31, 2012

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets
Common Stock	89.89%
Aerospace & Defense	0.57%
Beverages	2.36%
Building Products	0.71%
Capital Markets	5.36%
Chemicals	3.79%
Commercial Banks	5.55%
Commercial Services & Supplies	0.99%
Containers & Packaging	3.27%
Distributor	0.97%
Electric Utilities	1.88%
Electrical Equipment	1.95%
Electronic Equipment, Instruments & Components	2.37%
Food Products	1.87%
Gas Utilities	0.73%
Health Care Equipment & Supplies	0.29%
Health Care Providers & Services	3.46%
Hotels, Restaurants & Leisure	2.43%
Household Durables	2.37%
Industrial Conglomerates	0.92%
Insurance	9.09%
Internet & Catalog Retail	1.23%
IT Services	1.15%
Machinery	2.38%
Media	2.88%
Multiline Retail	2.34%
Multi-Utilities	5.70%
Oil, Gas & Consumable Fuels	5.95%
Professional Services	0.78%
Real Estate Investment Trusts	2.68%
Real Estate Management & Development	0.70%
Semiconductors & Semiconductor Equipment	2.28%
Software	0.83%
Specialty Retail	6.30%
Textiles, Apparel & Luxury Goods	1.53%
Thrift & Mortgage Finance	0.96%
Trading Companies & Distributors	1.03%
Wireless Telecommunication Services	0.24%
Money Market Mutual Fund	11.70%
Total Value of Securities	101.59%
Liabilities Net of Receivables and Other Assets	(1.59%)
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Loews	1.64%
Ball	1.47%
Energen	1.46%
Marsh & McLennan	1.43%
Ameriprise Financial	1.36%
Analog Devices	1.33%
Kohl’s	1.31%
Amphenol Class A	1.27%
M&T Bank	1.25%
AutoZone	1.21%
Total	13.73%

LVIP JPMorgan Mid Cap Value RPM Fund–5

LVIP JPMorgan Mid Cap Value RPM Fund

Statement of Net Assets

December 31, 2012

	Number of Shares	Value (U.S. $)

COMMON STOCK–89.89%
Aerospace & Defense–0.57%
Alliant Techsystems	4,900	$303,604

		303,604

Beverages–2.36%
Beam	9,360	571,802
Brown-Forman Class B	3,943	249,395
Dr Pepper Snapple Group	9,890	436,940

		1,258,137

Building Products–0.71%
†Fortune Brands Home & Security	12,880	376,354

		376,354

Capital Markets–5.36%
Ameriprise Financial	11,547	723,189
Invesco.	20,400	532,236
Northern Trust	10,190	511,130
Schwab (Charles)	38,080	546,829
T. Rowe Price Group	8,330	542,533

		2,855,917

Chemicals–3.79%
Airgas	6,283	573,575
Albemarle	8,644	536,965
Sherwin-Williams	2,571	395,471
Sigma-Aldrich	6,940	510,645

		2,016,656

Commercial Banks–5.55%
City National	6,076	300,884
Cullen/Frost Bankers	3,966	215,235
Fifth Third Bancorp	42,030	638,436
First Republic Bank	6,148	201,531
Huntington Bancshares	28,440	181,732
M&TBank.	6,760	665,657
SunTrust Banks	17,240	488,754
Zions Bancorp	12,170	260,438

		2,952,667

Commercial Services & Supplies–0.99%
Republic Services	18,053	529,494

		529,494

Containers & Packaging–3.27%
Ball	17,560	785,810
Rock-Tenn Class A	6,579	459,938
Silgan Holdings	11,960	497,416

		1,743,164

Distributor–0.97%
Genuine Parts	8,110	515,634

		515,634

Electric Utilities–1.88%
NV Energy	27,560	499,938

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Electric Utilities (continued)
Westar Energy	17,520	$501,422

		1,001,360

Electrical Equipment–1.95%
AMETEK.	13,550	509,074
Regal-Beloit.	7,530	530,639

		1,039,713

Electronic Equipment, Instruments & Components–2.37%
Amphenol Class A	10,430	674,821
†Arrow Electronics	15,460	588,717

		1,263,538

Food Products–1.87%
Hershey	6,090	439,820
†Ralcorp Holdings	4,294	384,957
Smucker (J.M.)	1,951	168,254

		993,031

Gas Utilities–0.73%
ONEOK.	6,008	256,842
Questar	6,617	130,752

		387,594

Health Care Equipment & Supplies–0.29%
†CareFusion	5,398	154,275

		154,275

Health Care Providers & Services–3.46%
AmerisourceBergen	12,240	528,523
CIGNA	11,070	591,802
†Henry Schein	4,191	337,208
Humana	5,600	384,328

		1,841,861

Hotels, Restaurants & Leisure–2.43%
Darden Restaurants.	6,670	300,617
Marriott International Class A	15,149	564,603
Yum Brands	6,473	429,807

		1,295,027

Household Durables–2.37%
Energizer Holdings	6,660	532,667
Jarden	2,920	150,964
†Mohawk Industries	6,390	578,103

		1,261,734

Industrial Conglomerates–0.92%
Carlisle	8,310	488,296

		488,296

Insurance–9.09%
†Alleghany	1,640	550,089
Berkley (W.R.)	13,240	499,678
Chubb	6,030	454,180

LVIP JPMorgan Mid Cap Value RPM Fund–6

LVIP JPMorgan Mid Cap Value RPM Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Insurance (continued)
Hartford Financial Services Group	14,900	$334,356
Loews	21,380	871,235
Marsh & McLennan	22,140	763,166
Old Republic International	26,160	278,604
OneBeacon Insurance Group	10,390	144,421
Unum Group	19,000	395,580
XL Group	21,870	548,062

		4,839,371

Internet & Catalog Retail–1.23%
Expedia	6,218	382,096
†TripAdvisor	6,440	270,222

		652,318

IT Services–1.15%
Jack Henry & Associates	15,600	612,456

		612,456

Machinery–2.38%
IDEX	9,846	458,134
†Rexnord	16,600	353,580
Snap-on	5,767	455,535

		1,267,249

Media–2.88%
†AMC Networks Class A	3,183	157,559
Cablevision Systems Class A	7,923	118,370
CBS Class B	11,899	452,757
Clear Channel Outdoor Holdings Class A	11,900	83,538
DISH Network Class A	16,170	588,588
Gannett	7,281	131,131

		1,531,943

Multiline Retail–2.34%
Family Dollar Stores	8,653	548,687
Kohl’s	16,269	699,242

		1,247,929

Multi-Utilities–5.70%
CenterPoint Energy	24,082	463,579
CMS Energy	22,250	542,455
NiSource	20,654	514,078
Sempra Energy	7,567	536,803
Wisconsin Energy	11,980	441,463
Xcel Energy	20,048	535,482

		3,033,860

Oil, Gas & Consumable Fuels–5.95%
Devon Energy	8,500	442,340
Energen	17,192	775,187
EQT	8,930	526,691

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Oil, Gas & Consumable Fuels (continued)
Marathon Petroleum	8,409	$529,767
†PBF Energy	5,900	171,395
QEP Resources	12,210	369,597
Williams	10,780	352,937

		3,167,914

Professional Services–0.78%
Equifax	7,710	417,265

		417,265

Real Estate Investment Trusts–2.68%
Annaly Capital Management	13,287	186,549
HCP	8,420	380,416
Regency Centers	9,270	436,802
Vornado Realty Trust	5,290	423,623

		1,427,390

Real Estate Management & Development–0.70%
Brookfield Office Properties.	21,930	373,029

		373,029

Semiconductors & Semiconductor Equipment–2.28%
Analog Devices	16,878	709,889
Xilinx	14,110	506,549

		1,216,438

Software–0.83%
†Synopsys	13,930	443,531

		443,531

Specialty Retail–6.30%
†AutoZone	1,822	645,771
†Bed Bath & Beyond	10,502	587,167
Gap	14,000	434,560
PETsMART	3,880	265,159
Tiffany & Co.	6,760	387,618
TJX	10,913	463,257
Williams-Sonoma	13,075	572,293

		3,355,825

Textiles, Apparel & Luxury Goods–1.53%
PVH	4,815	534,513
VF	1,868	282,012

		816,525

Thrift & Mortgage Finance–0.96%
Capitol Federal Financial	12,780	149,398
People’s United Financial	30,040	363,184

		512,582

Trading Companies & Distributors–1.03%
MSC Industrial Direct	7,270	548,013

		548,013

LVIP JPMorgan Mid Cap Value RPM Fund–7

LVIP JPMorgan Mid Cap Value RPM Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Wireless Telecommunication Services–0.24%
Telephone & Data Systems	5,700	$126,198

		126,198

Total Common Stock (Cost $47,150,650)		47,867,892

	Number of Shares	Value (U.S. $)

MONEY MARKET MUTUAL FUND–11.70%
Dreyfus Treasury & Agency Cash
Management Fund	6,228,885	$6,228,885

Total Money Market Mutual Fund (Cost $6,228,885)		6,228,885

TOTAL VALUE OF SECURITIES–101.59% (Cost $53,379,535)	$54,096,777
«LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(1.59%)	(844,189)

NET ASSETS APPLICABLE TO 4,540,187 SHARES OUTSTANDING–100.00%	$53,252,588

NET ASSET VALUE–LVIP JPMORGAN MID CAP VALUE RPM FUND STANDARD CLASS ($16,971,094 / 1,440,401 Shares)	$11.782

NET ASSET VALUE–LVIP JPMORGAN MID CAP VALUE RPM FUND SERVICE CLASS ($36,281,494 / 3,099,786 Shares)	$11.705

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2012:
Shares of beneficial interest (unlimited authorization–no par)	$53,859,905
Undistributed net investment income	267,190
Accumulated net realized loss on investments	(1,591,749)
Net unrealized appreciation of investments	717,242

Total net assets	$53,252,588

†	Non-income producing for the period.

«	Of this amount, $1,397,899 represents payable for securities purchased and $93,787 represents payable for fund shares redeemed as of December 31, 2012.

See accompanying notes, which are an integral part of the financial statements.

LVIP JPMorgan Mid Cap Value RPM Fund–8

LVIP JPMorgan Mid Cap Value RPM Fund

Statement of Operations

Year Ended December 31, 2012

LVIP JPMorgan Mid Cap Value RPM Fund

Statement of Changes in Net Assets

INVESTMENT INCOME:
Dividends	$792,962

EXPENSES:
Management fees	497,632
Distribution fees-Service Class	70,033
Reports and statements to shareholders	24,987
Accounting and administration expenses	23,000
Professional fees	20,511
Custodian fees	2,670
Pricing fees	1,850
Trustees’ fees	1,194
Other	4,992

646,869
Less expenses waived/reimbursed	(42,654)

Total operating expenses	604,215

NET INVESTMENT INCOME	188,747

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	10,975,304
Foreign currencies	5
Futures contracts	(11,011)

Net realized gain	10,964,298
Net change in unrealized appreciation (depreciation) of investments	(5,526,963)

NET REALIZED AND UNREALIZED GAIN	5,437,335

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,626,082

See accompanying notes, which are an integral part of the financial statements.

	Year Ended
	12/31/12	12/31/11
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$188,747	$155,067
Net realized gain (loss)	10,964,298	(4,127,764)
Net change in unrealized appreciation (depreciation)	(5,526,963)	(2,205,674)

Net increase (decrease) in net assets resulting from operations	5,626,082	(6,178,371)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	4,001,517	39,307,561
Service Class	18,430,185	18,012,281

	22,431,702	57,319,842

Cost of shares repurchased:
Standard Class	(10,055,237)	(60,689,229)
Service Class	(10,694,437)	(8,440,225)

	(20,749,674)	(69,129,454)

Increase (decrease) in net assets derived from capital share transactions	1,682,028	(11,809,612)

NET INCREASE (DECREASE) IN NET ASSETS	7,308,110	(17,987,983)
NET ASSETS:
Beginning of year	45,944,478	63,982,461

End of year	$53,252,588	$45,944,478

Undistributed net investment income	$267,190	$185,554

See accompanying notes, which are an integral part of the financial statements.

LVIP JPMorgan Mid Cap Value RPM Fund–9

LVIP JPMorgan Mid Cap Value RPM Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP JPMorgan Mid Cap Value RPM Fund Standard Class
	Year Ended
	12/31/12[1]	12/31/11	12/31/10[2]	12/31/09	12/31/08
Net asset value, beginning of period	$10.357	$10.544	$8.457	$6.821	$14.660

Income (loss) from investment operations:
Net investment income[3]	0.061	0.030	0.033	0.046	0.090
Net realized and unrealized gain (loss)	1.364	(0.217)	2.061	1.633	(3.750)

Total from investment operations	1.425	(0.187)	2.094	1.679	(3.660)

Less dividends and distributions from:
Net investment income	—	—	(0.007)	(0.043)	(0.038)
Net realized gain	—	—	—	—	(4.141)

Total dividends and distributions	—	—	(0.007)	(0.043)	(4.179)

Net asset value, end of period	$11.782	$10.357	$10.544	$8.457	$6.821

Total return[4]	13.76%	(1.77% )	24.77%	24.65%	(33.95% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$16,971	$20,844	$47,733	$16,729	$20,205
Ratio of expenses to average net assets	1.13%	1.02%	1.23%	1.25%	1.25%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.22%	1.08%	1.26%	1.25%	1.25%
Ratio of net investment income to average net assets	0.55%	0.27%	0.35%	0.66%	0.85%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.46%	0.21%	0.32%	0.66%	0.85%
Portfolio turnover	146%	87%	57%	76%	59%

[1]	Commencing after the close business on September 21, 2012, J.P. Morgan Investment Management, Inc. replaced Columbia Management Investment Advisors, LLC as the Fund’s sub-advisor.

[2]	Commencing May 1, 2010, Columbia Management Investment Advisors, LLC replaced Columbia Management Advisors, LLC as the Fund’s sub-advisor.

[3]	The average shares outstanding method has been applied for per share information.

[4]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP JPMorgan Mid Cap Value RPM Fund–10

LVIP JPMorgan Mid Cap Value RPM Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP JPMorgan Mid Cap Value RPM Fund Service Class
	Year Ended
	12/31/12[1]	12/31/11		12/31/10[2]	12/31/09	12/31/08
Net asset value, beginning of period	$10.315	$10.526		$8.458	$6.823	$14.657

Income (loss) from investment operations:
Net investment income[3]	0.033	0.003		0.010	0.028	0.067
Net realized and unrealized gain (loss)	1.357	(0.214)		2.058	1.632	(3.747)

Total from investment operations	1.390	(0.211)		2.068	1.660	(3.680)

Less dividends and distributions from:
Net investment income	—	—		—	(0.025)	(0.013)
Net realized gain	—	—		—	—	(4.141)

Total dividends and distributions	—	—		—	(0.025)	(4.154)

Net asset value, end of period	$11.705	$10.315		$10.526	$8.458	$6.823

Total return[4]	13.48%	(2.00%	)	24.45%	24.36%	(34.13% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$36,282	$25,100		$16,199	$8,063	$4,317
Ratio of expenses to average net assets	1.38%	1.27%		1.48%	1.50%	1.50%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.47%	1.33%		1.51%	1.50%	1.50%
Ratio of net investment income to average net assets	0.30%	0.02%		0.10%	0.41%	0.60%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	0.21%	(0.04%	)	0.07%	0.41%	0.60%
Portfolio turnover	146%	87%		57%	76%	59%

[1]	Commencing after the close of business on September 21, 2012, J.P. Morgan Investment Management, Inc. replaced Columbia Management Investment Advisors, LLC as the Fund’s sub-advisor.

[2]	Commencing May 1, 2010, Columbia Management Investment Advisors, LLC replaced Columbia Management Advisors, LLC as the Fund’s sub-advisor.

[3]	The average shares outstanding method has been applied for per share information.

[4]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP JPMorgan Mid Cap Value RPM Fund–11

LVIP JPMorgan Mid Cap Value RPM Fund

Notes to Financial Statements

December 31, 2012

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 66 series (Series). These financial statements and the related notes pertain to the LVIP JPMorgan Mid Cap Value RPM Fund (formerly, the LVIP Columbia Value Opportunities Fund) (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek long-term capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sales price on the valuation date. Open-end investment companies are valued at their published net asset value. Futures contracts are valued at the daily quoted settlement proces. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2009–December 31, 2012), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date. Distributions received from investments in Real Estate

LVIP JPMorgan Mid Cap Value RPM Fund–12

LVIP JPMorgan Mid Cap Value RPM Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $511 for the year ended December 31, 2012. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2012.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (LIAC) is a registered investment advisor and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 1.05% of the first $60 million of the average daily net assets of the Fund; 0.75% of the next $90 million; and 0.65% of average daily net assets in excess of $150 million.

LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.09% of the first $60 million of average daily net assets of the Fund. The agreement will continue at least through April 30, 2013, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

Effective after the close of business on September 21, 2012, J.P. Morgan Investment Manangement, Inc. (Sub-Advisor) replaced Columbia Management Advisors, LLC as the Fund’s Sub-Advisor, and is responsible for the day to day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Advisor a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund paid Lincoln Life a fee at an annual rate of 0.008% of the average daily net assets of the Fund and reimbursed Lincoln Life for the cost of internal legal services. For the year ended December 31, 2012, fees for these administrative and legal services amounted to $3,791 and $735, respectively. Beginning January 1, 2013, the Trust will reimburse Lincoln Life for the cost of administrative and internal legal services.

Lincoln Life also performs daily trading operations. The Fund reimburses Lincoln Life for the cost of these services, which amounts to $2,283 for the year ended December 31, 2012.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2012, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$40,953
Distribution fees payable to LFD	7,084

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The Fund pays the compensation of unaffiliated trustees.

3. Investments

For the year ended December 31, 2012, the Fund made purchases of $65,625,035 and sales of $67,096,763 of investment securities other than short-term investments.

At December 31, 2012, the cost of investments for federal income tax purposes was $53,388,170. At December 31, 2012, net unrealized appreciation was $708,607, of which $1,705,169 related to unrealized appreciation of investments and $996,562 related to unrealized depreciation of investments.

LVIP JPMorgan Mid Cap Value RPM Fund–13

LVIP JPMorgan Mid Cap Value RPM Fund

Notes to Financial Statements (continued)

3. Investments (continued)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2012:

Level 1
Common Stock.	$47,867,892
Money Market Mutual Fund	6,228,885

Total	$54,096,777

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2012, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. There were no dividends and distributions paid during the years ended December 31, 2012.

In addition, the Fund declared an ordinary income consent dividend of $107,116 for the year ended December 31, 2011. Such amounts have been deemed paid and contributed to the Fund as additional paid-in capital.

5. Components of Net Assets on a Tax Basis

As of December 31, 2012, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$53,859,905
Undistributed ordinary income	267,190
Capital loss carryforwards.	(1,583,114)
Unrealized appreciation	708,607

Net assets	$53,252,588

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions and consent dividends. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2012, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$(107,111)	$(5)	$107,116

LVIP JPMorgan Mid Cap Value RPM Fund–14

LVIP JPMorgan Mid Cap Value RPM Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis (continued)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $9,969,831 was utilized in 2012. Capital loss carryforwards remaining at December 31, 2012, if not utilized in future years, will expire as follows: $1,583,114 expires in 2017.

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. The provisions of the Act were effective for the Fund’s calendar year ended December 31, 2011. The Act provides for the unlimited carryover of future capital losses; however there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss, whereas before the Act, capital losses carried forward were treated as short-term.

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/12	Year Ended 12/31/11
Shares sold:
Standard Class	356,740	3,567,304
Service Class	1,623,095	1,706,225

	1,979,835	5,273,529

Shares repurchased:
Standard Class	(928,894)	(6,081,943)
Service Class	(956,759)	(811,816)

	(1,885,653)	(6,893,759)

Net increase (decrease)	94,182	(1,620,230)

7. Derivatives

U. S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. In addition, the Fund may invest in futures as part of its risk management overlay strategy to seek to manage portfolio volatility. Upon entering into futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. The receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for those instruments. When investing in futures, there is minimal counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearing house as counterparty to all exchange-traded futures, guarantees against default. No financial futures contracts were outstanding at December 31, 2012.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2012 was as follows:

	Location of Gain or Loss on Derivatives Recognized in Income	Realized (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation or Depreciation on Derivatives Recognized in Income
Interest rate contracts (Futures contracts)	Net realized loss on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(11,011)	$—

LVIP JPMorgan Mid Cap Value RPM Fund–15

LVIP JPMorgan Mid Cap Value RPM Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

Derivatives Generally–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2012. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2012.

	Asset Derivative Volume	Liability Derivative Volume
Futures contracts (average notional value)	$ —	$53,407

8. Market Risk

The Fund invests a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended December 31, 2012. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to LIAC the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. As of December 31, 2012, there were no Rule 144A securities and no securities have been determined to be illiquid.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Subsequent Events

Management has determined that no material events or transactions occured that would require recognition or disclosure in the Fund’s financial statements.

LVIP JPMorgan Mid Cap Value RPM Fund–16

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP JPMorgan Mid Cap Value RPM Fund

We have audited the accompanying statement of net assets of the LVIP JPMorgan Mid Cap Value RPM Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012 by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP JPMorgan Mid Cap Value RPM Fund of the Lincoln Variable Insurance Products Trust at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 18, 2013

Philadelphia, Pennsylvania

LVIP JPMorgan Mid Cap Value RPM Fund–17

LVIP JPMorgan Mid Cap Value RPM Fund

Other Fund Information (unaudited)

Approval of Investment Management Agreement

On August 29 and September 10, 2012, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “LVIP Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the LVIP Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal or approval of the sub-advisory agreement with various sub-advisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the LVIP Trust (each a “Fund”).

The trustees who are not “interested persons” of the LVIP Trust (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and the sub-advisers prior to the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also received information about the Funds throughout the year in connection with the regular quarterly Board meetings from LIAC and, as applicable, the various portfolio management teams providing services to the Funds.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, LVIP Trust officers and Lincoln Life and LIAC employees to consider the renewal of the Advisory Agreements. In considering the renewal or approval of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered, among others, the factors listed below and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed or approved and accordingly, recommended to the Board of Trustees the renewal or approval of the Advisory Agreements.

Approval of Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Independent Trustees considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel, resources, compliance and LIAC’s criteria for review of the sub-adviser’s performance. The Independent Trustees reviewed the services provided by LIAC in serving as investment adviser, the personnel providing the investment management services and compliance staff, regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-adviser. The Independent Trustees noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Independent Trustees also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. Based on this information, the Independent Trustees concluded that the services provided by LIAC were satisfactory.

The Independent Trustees reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2012, for the Fund compared to the average performance of a performance universe of funds in a Lipper category underlying variable insurance products (“performance group”) and a benchmark index.

The Independent Trustees reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee, sub-advisory fee and expense ratio to those of a Lipper expense peer group for the Fund. The Independent Trustees considered that management fees as reported by Lipper include separate administrative and accounting fees for the Fund as well as the funds in the expense group, to the extent the expense group funds pay separate administrative and accounting fees. The expense peer group consists of the Fund and other funds in a Lipper category underlying variable insurance products, as classified by Lipper (“expense group”).

The Independent Trustees considered that LIAC does not manage the day-to-day portfolio of the Fund, but had delegated those duties to an unaffiliated sub-adviser. The Independent Trustees concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.

The Independent Trustees considered that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2013. The Independent Trustees noted that the investment management fees, giving effect to the advisory fee waiver, were above the average investment management fee of the Lipper expense group and considered the Fund’s asset level and LIAC’s view that given the asset size it did not benefit from breakpoints in the investment management fee. In conjunction with the implementation of the Risk Portfolio Management (“RPM”) strategy described below, the Independent Trustees noted that the sub-adviser would be paid a lower sub-advisory fee than the prior sub-adviser and only on the assets managed by the sub-adviser, increasing the fee retained by LIAC. On the basis of the information provided, the Independent Trustees concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable in light of the nature, quality and extent of services provided by LIAC.

LVIP JPMorgan Mid Cap Value RPM Fund–18

LVIP JPMorgan Mid Cap Value RPM Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement with LIAC (continued)

With respect to the Fund’s performance, the Independent Trustees considered that a new sub-adviser would assume portfolio management responsibilities for the Fund in September 2012. The Independent Trustees also considered that a RPM strategy would be implemented for the Fund at the same time by which LIAC would, with respect to 0-20% of the Fund’s assets, actively manage the Fund’s exposure to equity market risk primarily through investment in exchange-traded futures contracts and that the sub-adviser would manage the remaining 80-100% of the Fund’s assets according to the changed investment objective to reflect the increased allocation to mid-cap stocks.

The Independent Trustees considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Independent Trustees considered that the Fund did not have substantial assets and that LIAC had implemented an advisory fee waiver for the Fund and concluded that economies of scale were appropriately shared with investors.

The Independent Trustees also reviewed the profitability analysis to LIAC and its affiliates with respect to the Fund individually and the Funds group overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Independent Trustees reviewed materials provided by LIAC and Lincoln as to any such benefits. Lincoln Insurance Companies receive and retain 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Independent Trustees also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from Lincoln Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates may benefit from economies of scale with the Fund when it bargains together with the Fund for certain services. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums will be allocated to the Fund as received.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Independent Trustees determined that the terms of the investment management agreement continues to be fair and reasonable, and that the continuation of the agreement is in the best interests of the Fund and recommended the renewal of the investment management agreement to the Board of Trustees.

LVIP JPMorgan Mid Cap Value RPM Fund–19

Officer/Trustee Information for Lincoln VIP Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Fidelity Investments	71	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	71	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Retired; Formerly, Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	71	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	71	N/A
Gary D. Lemon, PH.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly, Advisory Trustee since November 2004	Joseph Percival Allen III University Professor, James W. Emerson Director of the Robert C. McDermond Center for Management and Entrepreneurship, Professor of Economics and Management, DePauw University	71	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C.	71	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; Formerly, President Emeritus, Indiana Health Association; Formerly, President, Indiana Hospital & Health Association	71	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC.	71	N/A
Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since June 2011	Senior Vice President and Treasurer, Lincoln National Corporation; Formerly, Senior Vice President, Head of Insurance & Retirement Solutions Financial Management	N/A	N/A

LVIP JPMorgan Mid Cap Value RPM Fund–20

Officer/Trustee Information for Lincoln VIP Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Jill R. Whitelaw, Esq.[1] Radnor Financial Center, 150 N. Radnor Chestor Rd, Radnor, PA 19087 YOB: 1963	Vice President, Secretary, and Chief Legal Officer	Vice President, Secretary, and Chief Legal Officer since December 2012; Formerly, Secretary and Chief Legal Officer since June 2011	Vice President and Chief Counsel—Fund Management, The Lincoln National Life Insurance Company; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corp.; Formerly, Of Counsel—Montgomery, McCracken, Walker & Rhoades; Director—Merrill Lynch, Pierce, Fenner & Smith	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, Director of Funds Management, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A
Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Vice President since December 2012	Vice President, The Lincoln National Life Insurance Company	N/A	N/A
Blake W. Martin[1] Radnor Financial Center, 150 N. Radnor Chester Rd, Radnor, PA 19087 YOB: 1956	Vice President	Vice President since December 2012	Vice President and Head of Corporate Tax, Lincoln National Corporation; Formerly, Independent Consultant and Managing Director at Smart Business Advisory and Consulting, LLC.	N/A	N/A
John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President since June 2011 and Chief Compliance Officer since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A
David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011	Vice President, Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly, Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A

LVIP JPMorgan Mid Cap Value RPM Fund–21

Officer/Trustee Information for Lincoln VIP Trust (unaudited) (continued)

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*	The Trust Complex is comprised of the 66 Series of the Lincoln Variable Insurance Products Trust and the 5 Series of the Lincoln Advisors Trust.

[1]

All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940, by reason of their being officers of Lincoln Investment Advisors Corporation.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP JPMorgan Mid Cap Value RPM Fund–22

LVIP Delaware Bond Fund

LVIP Delaware Bond Fund

a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2012

LVIP Delaware Bond Fund

LVIP Delaware Bond Fund

2012 Annual Report Commentary (unaudited)

Managed by:

The Fund returned 6.61% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2012, while its benchmark, the Barclays Capital U.S. Aggregate Index*, returned 4.22%.

The past year saw investor sentiment turn more positive as market volatility declined from levels witnessed during 2011. We believe that this was in part due to further policy actions by central banks in both Europe and the U.S., continued positive flows into fixed income and an insatiable appetite for yield.

The post effects of European Central Bank (ECB) action in late 2011 spilled over into early 2012 as the ECB continued to pursue liquidity strategies for the financial system. Furthermore, the structural completion of certain funding mechanisms for sovereigns in the region provided an additional measure of liquidity. A significant turning point, after a brief respite from markets moving higher, occurred during the summer when ECB president, Mario Draghi, made aggressive statements around steps the Central Bank would take around preserving the Eurozone, which ultimately resulted in the announcement of the “outright monetary transactions” (OMT) plan.

Additional steps were taken by the Federal Reserve as well during the year, including the announcement of a continuation of asset purchases after the expiration of “Operation Twist” (a program designed to boost the economy by driving down long-term interest rates through the sale of $400 billion in short-term securities and the purchase of an equal amount of long-term securities), which didn’t offer a pre-determined amount for the program but, instead, open ended purchases. The Fed also took steps in an attempt to provide more transparency around monetary policy by publishing a statement that included applying specific targets to the unemployment rate and long-term inflation expectations when setting strategy.

Exposure to investment grade credit significantly benefited the Fund, as corporate bonds posted significant returns over Treasuries. This performance is attributed to both security and sector selection across the industrial, financial and utility sectors. Additionally, the Fund benefited from an overweight to lower rated triple-B investment grade issuers.

The Fund’s overweight to financials, which served the Fund well, was primarily focused on domestic, super-regional banking institutions with limited exposure to European financial institutions. Performance was further enhanced by a subset of financials including insurance and finance companies.

Security selection, as well as an overweight to basic industrials, proved beneficial to performance. Other industrial sectors that performed well were communications, consumer-cylicals and energy.

We generally remained constructive on corporate credit for the entire period. This resulted in an underweight to U.S. Treasuries. Although this asset class underperformed the general market, the Fund’s position across the yield curve was a drag on performance.

Systemic related hedges were an important part of the overall Fund strategy. These hedges included the purchase of credit protection on European credits and sovereign risk. These hedges were in place to help minimize Fund volatility in the event market risks increased. During the period asset risk premiums compressed, which resulted in the hedges underperforming, somewhat offsetting the price appreciation realized on the Fund’s bond holdings. The currency exposures in the Fund to the developed world reduced performance.

Mortgage-backed securities investments influence on performance was muted. During the period the Fund was generally underweight the asset class with exposure to both the lower and higher coupon investments.

We believe the developed world economies should continue to experience relatively benign growth and remain challenged by an overburdened fiscal sector. We will continue to assign a high degree of importance to liquidity in the Fund in order to remain flexible in a market that remains plagued with difficulties, while closely monitoring the impacts of experimental monetary policies around the globe.

Roger A. Early, CPA, CFA and CFP®

Thomas H. Chow, CFA

Paul Grillo, CFA

Delaware Investments

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Delaware Bond Fund–1

LVIP Delaware Bond Fund

2012 Annual Report Commentary (unaudited) (continued)

Growth of $10,000 invested 12/31/02 through 12/31/12

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Delaware Bond Fund Standard Class shares on 12/31/02. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2012, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $18,397. For comparison, look at how the Barclays Capital U.S. Aggregate Index did over the same period. The same $10,000 investment would have increased to $16,571. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

Average annual total returns on Investment	Ended 12/31/12

Standard Class Shares
One Year	+6.61%
Five Years	+7.52%
Ten Years	+6.29%

Service Class Shares
One Year	+6.24%
Five Years	+7.15%
Inception (5/15/03)	+5.63%

*	The Barclays Capital U.S. Aggregate Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage and asset backed securities with at least one year to maturity and at least $250 million per amount outstanding.

Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. (DMHI) and its subsidiaries, including Delaware Management Company, sub-advisor to the Fund. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

Investments in LVIP Delaware Bond Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the LVIP Delaware Bond Fund, the repayment of capital from the LVIP Delaware Bond Fund, or any particular rate of return.

All third-party trademarks are the property of their respective owners.

(c) 2013 Delaware Management Holdings, Inc.

LVIP Delaware Bond Fund–2

LVIP Delaware Bond Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2012 to December 31, 2012

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2012 to December 31, 2012.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Annualized Expense Ratio	Expenses Paid During Period 7/1/12 to 12/31/12*
Actual
Standard Class Shares	$1,000.00	$1,029.00	0.38%	$1.94
Service Class Shares	1,000.00	1,027.20	0.73%	3.72
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.23	0.38%	$1.93
Service Class Shares	1,000.00	1,021.47	0.73%	3.71

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP Delaware Bond Fund–3

LVIP Delaware Bond Fund

Security Type/Sector Allocation (unaudited)

As of December 31, 2012

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets
Agency Collateralized Mortgage Obligations	1.38%
Agency Mortgage-Backed Securities	22.45%
Commercial Mortgage-Backed Securities	4.08%
Corporate Bonds	39.70%
Aerospace & Defense	0.08%
Automobiles	0.11%
Beverages	0.69%
Biotechnology	0.42%
Capital Markets	0.33%
Chemicals	1.45%
Commercial Banks	4.05%
Commercial Services & Supplies	0.67%
Computers & Peripherals	0.25%
Construction & Engineering	0.08%
Construction Materials	0.31%
Consumer Finance	0.70%
Diversified Consumer Services	0.24%
Diversified Financial Services	2.74%
Diversified Telecommunication Services	1.62%
Electric Utilities	2.37%
Energy Equipment & Services	0.88%
Food & Staples Retailing	0.56%
Food Products	0.36%
Health Care Equipment & Supplies	0.57%
Health Care Providers & Services	0.55%
Hotels, Restaurants & Leisure	0.34%
Household Durables	0.06%
Household Products	0.19%
Industrial Conglomerates	0.21%
Insurance	2.28%
Internet Software & Services	0.91%
IT Services	0.34%
Media	1.96%
Metals & Mining	1.66%
Multiline Retail	0.06%
Multi-Utilities	1.65%
Office Electronics	0.07%
Oil, Gas & Consumable Fuels	5.73%
Paper & Forest Products	0.49%
Pharmaceuticals	0.19%
Real Estate Investment Trusts	1.92%
Road & Rail	0.09%
Semiconductors & Semiconductor Equipment	0.68%
Software	0.44%
Tobacco	0.18%
Wireless Telecommunication Services	1.22%
Municipal Bonds	3.14%

Security Type/Sector	Percentage of Net Assets
Non-Agency Asset-Backed Securities	2.98%
Non-Agency Collateralized Mortgage Obligations	0.23%
Regional Bonds	1.26%
Senior Secured Loans	1.55%
Sovereign Bonds	2.69%
Supranational Banks	0.16%
U.S. Treasury Obligations	14.42%
Preferred Stock	0.44%
Money Market Mutual Fund	0.00%
Short-Term Investments	24.16%
Total Value of Securities	118.64%
Liabilities Net of Receivables and Other Assets	(18.64%)
Total Net Assets	100.00%

LVIP Delaware Bond Fund–4

LVIP Delaware Bond Fund

Statement of Net Assets

December 31, 2012

	Principal Amount°	Value (U.S. $)

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–1.38%
Fannie Mae REMICs Series 1996-46 ZA 7.50% 11/25/26	110,755	$128,937
Series 2002-83 GH 5.00% 12/25/17	5,511,558	5,879,036
Series 2003-38 MP 5.50% 5/25/23	4,992,080	5,498,541
Series 2003-122 AJ 4.50% 2/25/28	195,771	197,390
Series 2005-110 MB 5.50% 9/25/35	1,291,375	1,417,398
•Series 2012-124 SD 5.94% 11/25/42	8,231,233	2,566,269
Fannie Mae Whole Loan Series 2004-W9 2A1 6.50% 2/25/44	871,740	996,533
Series 2004-W11 1A2 6.50% 5/25/44	248,031	290,824
Freddie Mac REMICs Series 1730 Z 7.00% 5/15/24	100,675	115,709
Series 2326 ZQ 6.50% 6/15/31	490,783	561,109
Series 2512 PG 5.50% 10/15/22	142,424	157,210
Series 2557 WE 5.00% 1/15/18	4,387,088	4,681,571
Series 2622 PE 4.50% 5/15/18	17,353	18,343
Series 2717 MH 4.50% 12/15/18	1,430,270	1,516,010
Series 2762 LG 5.00% 9/15/32	17,615	18,089
Series 3123 HT 5.00% 3/15/26	362,000	405,093
Series 3131 MC 5.50% 4/15/33	2,283,197	2,327,144
Series 3173 PE 6.00% 4/15/35	5,616,346	5,833,705
Series 3416 GK 4.00% 7/15/22	748,361	768,983
Series 3455 MB 4.50% 6/15/23	10,000,000	10,831,810
Series 3656 PM 5.00% 4/15/40	6,893,000	7,701,625
•Series 3800 AF 0.709% 2/15/41	1,222,651	1,232,959
Freddie Mac Structured Pass Through Securities ¿Series T-58 2A 6.50% 9/25/43	832,936	970,783
•¿Series T-60 1A4C 4.999% 3/25/44	731,705	743,949
GNMA Series 2010-42 PC 5.00% 7/20/39	1,468,000	1,774,912
Series 2010-113 KE 4.50% 9/20/40	7,175,000	8,204,778
NCUA Guaranteed Notes Series 2010-C1 A2 2.90% 10/29/20	2,447,000	2,608,419

Total Agency Collateralized Mortgage Obligations (Cost $63,927,888)		67,447,129

	Principal Amount°	Value (U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES–22.45%
Fannie Mae 6.50% 8/1/17	297,672	$329,414
Fannie Mae ARM •2.325% 8/1/36	484	518
•2.775% 4/1/36	737,423	786,755
•2.811% 11/1/35	967,586	1,031,977
Fannie Mae Relocation 15 yr 4.00% 9/1/20	844,892	889,134
Fannie Mae Relocation 30 yr 4.00% 3/1/35	1,150,616	1,219,218
5.00% 11/1/33	104,832	112,511
5.00% 1/1/34	271,321	291,195
5.00% 11/1/34	70,725	75,906
5.00% 10/1/35	485,662	521,236
5.00% 1/1/36	75,340	80,858
5.00% 2/1/36	736,091	790,008
Fannie Mae S.F 30 yr 6.00% 7/1/38	430,018	470,788
Fannie Mae S.F. 15 yr 2.50% 12/1/27	9,643,000	10,090,997
3.00% 11/1/27	2,654,808	2,823,479
4.00% 11/1/25	3,517,320	3,827,907
4.00% 3/1/26	7,508,894	8,171,945
4.00% 4/1/27	1,050,847	1,130,832
5.00% 2/1/21	2,776	3,017
5.00% 9/1/25	3,555,813	3,850,353
5.50% 6/1/20	800,672	862,428
5.50% 1/1/21	3,498	3,789
6.00% 8/1/21	2,509,175	2,757,410
Fannie MaeS.F.15yr TBA 2.50% 1/1/28	159,826,000	167,118,061
3.00% 1/1/28	160,780,000	169,698,274
Fannie Mae S.F. 20 yr 5.50% 12/1/29	533,374	580,193
Fannie Mae S.F. 30 yr 4.50% 8/1/41	2,076,892	2,254,600
5.00% 2/1/35	9,860,335	10,742,816
6.00% 6/1/36	445,164	487,371
6.00% 8/1/36	609,584	667,379
6.00% 9/7/36	234,514	256,749
6.00% 3/1/37	310,673	342,312
6.00% 10/1/37	1,778,079	1,946,660
6.00% 2/1/38	138,468	151,596
6.00% 4/1/38	7,012,011	7,661,486
6.00% 9/1/38	1,669,295	1,829,915
6.00% 12/1/38	197,627	215,931
6.00% 11/1/39	5,630,575	6,164,413
6.00% 7/1/40	1,269,231	1,389,568
6.00% 2/1/41	12,118,677	13,370,286
6.50% 3/1/36	190,922	215,423
6.50% 6/1/36	1,573,043	1,777,527
6.50% 10/1/36	1,096,955	1,232,667
6.50% 8/1/37	482,974	542,726
6.50% 12/1/37	1,806,272	2,041,591

LVIP Delaware Bond Fund–5

LVIP Delaware Bond Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 30 yr (continued)
7.00% 12/1/37	473,322	$563,363
7.50% 4/1/31	100,950	123,597
7.50% 4/1/32	16,681	20,482
7.50% 9/1/32	733	897
Fannie Mae S.F. 30 yr TBA 3.00% 1/1/43	230,340,000	241,353,131
3.50% 1/1/43	285,337,000	304,207,135
•Freddie Mac ARM 2.787% 4/1/34	179,982	192,093
Freddie Mac Relocation 30 yr 5.00% 9/1/33	498,527	532,706
Freddie Mac S.F. 15 yr 5.00% 6/1/18	565,804	606,136
5.00% 1/1/24	1,641,768	1,760,702
5.50% 8/1/23	1,044,292	1,127,288
Freddie Mac S.F. 30 yr 5.50% 7/1/38	4,069,180	4,393,308
5.50% 7/1/40	52,943,522	57,293,065
6.00% 6/1/38	4,174,436	4,542,822
6.00% 8/1/38	9,346,510	10,270,044
6.00% 10/1/38	13,734,823	15,109,996
6.00% 5/1/40	23,448,309	25,517,577
7.00% 11/1/33	76,820	90,549
GNMA I S. F. 30 yr 7.00% 12/15/34	1,738,197	2,039,548
7.50% 12/15/31	9,341	11,554
7.50% 7/15/32	32,516	39,913

Total Agency Mortgage-Backed Securities (Cost $1,096,919,103)		1,100,605,125

COMMERCIAL MORTGAGE-BACKED SECURITIES–4.08%
BAML Commercial Mortgage •Series 2005-6 A4 5.19% 9/10/47	2,815,000	3,136,059
Series 2006-4 A4 5.634% 7/10/46	8,251,000	9,439,400
Bear Stearns Commercial Mortgage Securities •Series 2005-PW10 A4 5.405% 12/11/40	2,990,000	3,329,796
•Series 2005-T20 A4A 5.149% 10/12/42	1,846,000	2,048,085
•Series 2006-PW12 A4 5.712% 9/11/38	2,059,000	2,356,960
Citigroup Commercial Mortgage Trust Series 2012-GC8 A4 3.024% 9/10/45	7,550,000	7,916,809
•¿Commercial Mortgage Pass Through Certificates Series 2005-C6 A5A 5.116% 6/10/44	16,297,000	17,984,228

	Principal Amount°	Value (U.S. $)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
•¿Credit Suisse Mortgage Capital Certificates Series 2006-C1 AAB 5.409% 2/15/39	836,778	$871,557
DB-UBS Mortgage Trust #Series 2011-LC1A A3 144A 5.002% 11/10/46	6,148,000	7,323,651
#•Series 2011-LC1A C 144A 5.557% 11/10/46	3,930,000	4,608,334
#•FREMF Mortgage Trust Series 2012-K21 B 144A 3.938% 7/25/45	2,510,000	2,562,956
Goldman Sachs Mortgage Securities II •Series 2004-GG2 A6 5.396% 8/10/38	4,943,000	5,223,164
Series 2005-GG4 A4 4.761% 7/10/39	12,796,000	13,790,633
Series 2005-GG4 A4A 4.751% 7/10/39	18,589,650	20,049,830
•Series 2006-GG6 A4 5.553% 4/10/38	3,547,000	3,993,354
#Series 2010-C1 A2 144A 4.592% 8/10/43	4,200,000	4,908,082
#•Series 2010-C1 C 144A 5.635% 8/10/43	3,460,000	3,992,439
•Greenwich Capital Commercial Funding Series 2005-GG5 A5 5.224% 4/10/37	4,900,000	5,413,927
JPMorgan Chase Commercial Mortgage Securities •Series 2005-LDP3 A4A 4.936% 8/15/42	7,684,000	8,449,488
•Series 2005-LDP4 A4 4.918% 10/15/42	4,150,000	4,505,792
•Series 2005-LDP5 A4 5.20% 12/15/44	2,790,000	3,109,650
Series 2011-C5 A3 4.171% 8/15/46	6,800,000	7,744,391
Lehman Brothers-UBS Commercial Mortgage Trust Series 2004-C1 A4 4.568% 1/15/31	2,185,000	2,267,232
#Merrill Lynch Mortgage Trust Series 2002-MW1 J 144A 5.695% 7/12/34	749,500	630,049
Morgan Stanley Capital I Series 2005-HQ6 A4A 4.989% 8/13/42	2,189,000	2,391,524
Series 2005-IQ9 A5 4.70% 7/15/56	5,000,000	5,347,135
•Series 2007-T27 A4 5.651% 6/11/42	19,316,000	22,873,602

LVIP Delaware Bond Fund–6

LVIP Delaware Bond Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
#•Morgan Stanley Dean Witter Capital I Series 2001-TOP1 E 144A 7.336% 2/15/33	657,376	$657,445
#OBP Depositor Trust Series 2010-OBP A 144A 4.646% 7/15/45	3,345,000	3,925,418
#•Sovereign Commercial Mortgage Securities Trust Series 2007-C1 A2 144A 5.982% 7/22/30	680,107	690,066
#Timberstar Trust Series 2006-1A A 144A 5.668% 10/15/36	4,716,000	5,411,237
#VNO Mortgage Trust Series 2012-6AVE A 144A 2.996% 11/15/30	6,095,000	6,290,875
WF-RBS Commercial Mortgage Trust Series 2012-C9 A3 2.87% 11/15/45	5,350,000	5,517,514
Series 2012-C9 B 3.84% 11/15/45	1,250,000	1,288,700

Total Commercial Mortgage-Backed Securities (Cost $177,492,911)		200,049,382

CORPORATE BONDS–39.70%
Aerospace & Defense–0.08%
Precision Castparts 2.50% 1/15/23	4,005,000	4,039,379

		4,039,379

Automobiles–0.11%
#Daimler Finance North America 144A 2.25% 7/31/19	5,440,000	5,489,515

		5,489,515

Beverages–0.69%
Heineken #144A 2.75% 4/1/23	3,635,000	3,577,065
#144A 3.40% 4/1/22	5,880,000	6,145,411
Pernod-Ricard #144A 4.25% 7/15/22	3,050,000	3,358,462
#144A 4.45% 1/15/22	1,210,000	1,340,747
#144A 5.75% 4/7/21	6,670,000	7,991,640
#SABMiller Holdings 144A 3.75% 1/15/22	10,677,000	11,551,574

		33,964,899

Biotechnology–0.42%
Amgen 3.875% 11/15/21	2,530,000	2,783,536
5.375% 5/15/43	7,290,000	8,629,559
Celgene 2.45% 10/15/15	1,845,000	1,915,863

		Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Biotechnology (continued)
Celgene (continued)
3.25% 8/15/22		1,750,000	$1,787,595
3.95% 10/15/20		5,055,000	5,495,366

			20,611,919

Capital Markets–0.33%
•Bear Stearns 3.557% 4/24/14	AUD	2,700,000	2,787,071
Jefferies Group 6.25% 1/15/36		3,769,000	3,919,760
6.45% 6/8/27		1,741,000	1,862,870
Lazard Group 6.85% 6/15/17		6,725,000	7,780,442

			16,350,143

Chemicals–1.45%
Cabot 2.55% 1/15/18		5,255,000	5,423,060
3.70% 7/15/22		3,055,000	3,103,886
CF Industries 6.875% 5/1/18		14,507,000	17,742,264
Dow Chemical 3.00% 11/15/22		395,000	394,957
8.55% 5/15/19		16,407,000	22,179,442
Ecolab 1.45% 12/8/17		3,375,000	3,363,653
LyondellBasell Industries 5.75% 4/15/24		11,346,000	13,388,280
#Mexichem SAB de CV 144A 4.875% 9/19/22		3,445,000	3,720,600
#NewMarket 144A 4.10% 12/15/22		1,450,000	1,478,395

			70,794,537

Commercial Banks–4.05%
Abbey National Treasury Services 4.00% 4/27/16		4,023,000	4,257,139
Banco do Brasil 3.875% 10/10/22		4,275,000	4,317,750
#Banco Santander Chile 144A 3.875% 9/20/22		2,800,000	2,877,392
#Banco Santander Mexico 144A 4.125% 11/9/22		4,785,000	4,880,700
Bancolombia 5.125% 9/11/22		4,477,000	4,678,465
#Bank Nederlandse Gemeenten 144A 1.375% 9/27/17		6,444,000	6,481,691
Barclays Bank 7.625% 11/21/22		4,895,000	4,901,119
BB&T 5.25% 11/1/19		18,600,000	21,537,424
BBVA US Senior 4.664% 10/9/15		3,475,000	3,565,281
•Branch Banking & Trust 0.63% 9/13/16		9,458,000	9,319,346
#Caixa Economica Federal 144A 2.375% 11/6/17		5,985,000	5,955,075
City National 5.25% 9/15/20		4,622,000	5,156,641
•Fifth Third Capital Trust IV 6.50% 4/15/37		7,423,000	7,450,836
#HSBC Bank 144A 4.75% 1/19/21		9,324,000	10,777,201

LVIP Delaware Bond Fund–7

LVIP Delaware Bond Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Commercial Banks (continued)
HSBC Holdings 4.00% 3/30/22	8,057,000	$8,838,513
KeyBank 6.95% 2/1/28	8,063,000	9,638,462
#National Australia Bank 144A 5.35% 6/12/13	11,000,000	11,248,809
•National City Bank 0.681% 6/7/17	4,980,000	4,871,605
PNC Bank 6.875% 4/1/18	9,960,000	12,455,229
•PNC Financial Services Group 2.854% 11/9/22	1,380,000	1,391,003
PNC Funding 5.125% 2/8/20	2,428,000	2,892,073
5.625% 2/1/17	78,000	90,141
•SunTrust Bank 0.602% 8/24/15	3,385,000	3,290,701
SVB Financial Group 5.375% 9/15/20	960,000	1,080,800
U.S. Bank 4.95% 10/30/14	1,640,000	1,764,102
•USB Capital IX 3.50% 10/29/49	20,338,000	18,409,347
Wachovia •0.71% 10/15/16	3,135,000	3,082,241
5.60% 3/15/16	11,957,000	13,466,428
Wells Fargo 3.50% 3/8/22	1,123,000	1,200,212
4.75% 2/9/15	3,424,000	3,679,290
Zions Bancorp 4.50% 3/27/17	2,414,000	2,524,455
7.75% 9/23/14	2,358,000	2,576,353

		198,655,824

Commercial Services & Supplies–0.67%
Brambles USA #144A 3.95% 4/1/15	3,680,000	3,838,626
#144A 5.35% 4/1/20	6,665,000	7,438,133
International Lease Finance 5.875% 4/1/19	1,600,000	1,694,398
6.25% 5/15/19	3,271,000	3,499,970
6.625% 11/15/13	3,640,000	3,794,700
8.75% 3/15/17	2,975,000	3,451,000
Penske Truck Leasing #144A 3.375% 3/15/18	2,790,000	2,818,355
#144A 3.75% 5/11/17	4,115,000	4,310,142
#144A 4.875% 7/11/22	2,065,000	2,137,199

		32,982,523

Computers & Peripherals–0.25%
NetApp 2.00% 12/15/17	3,035,000	3,027,731
3.25% 12/15/22	4,700,000	4,636,531
#Seagate Technology International 144A 10.00% 5/1/14	4,191,000	4,531,519

		12,195,781

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Construction & Engineering–0.08%
#URS 144A 5.00% 4/1/22	3,665,000	$3,779,810

		3,779,810

Construction Materials–0.31%
#Cemex Finance 144A 9.375% 10/12/22	2,360,000	2,666,800
Cemex SAB de CV #•144A 5.311% 9/30/15	8,334,000	8,479,845
#144A 9.50% 6/15/18	200,000	224,500
#Votorantim Cimentos 144A 7.25% 4/5/41	3,250,000	3,672,500

		15,043,645

Consumer Finance–0.70%
Ford Motor Credit 3.984% 6/15/16	3,050,000	3,241,186
5.00% 5/15/18	10,243,000	11,328,102
#Hyundai Capital America 144A 2.125% 10/2/17	4,415,000	4,451,614
•Toyota Motor Credit 0.395% 7/25/13	15,000,000	15,005,865

		34,026,767

Diversified Consumer Services–0.24%
Yale University 2.90% 10/15/14	11,103,000	11,590,599

		11,590,599

Diversified Financial Services–2.74%
AgriBank 9.125% 7/15/19	5,515,000	7,489,067
Bank of America 3.75% 7/12/16	13,875,000	14,843,655
3.875% 3/22/17	4,840,000	5,254,217
CDP Financial #144A 4.40% 11/25/19	7,352,000	8,472,224
#144A 5.60% 11/25/39	5,637,000	7,050,579
ERAC USA Finance #144A 3.30% 10/15/22	1,915,000	1,942,877
#144A 5.25% 10/1/20	10,411,000	11,924,916
General Electric Capital 2.10% 12/11/19	3,625,000	3,641,095
#144A 3.80% 6/18/19	3,740,000	3,990,980
5.55% 5/4/20	3,675,000	4,375,495
5.625% 5/1/18	2,615,000	3,109,049
6.00% 8/7/19	15,499,000	18,881,874
•6.25% 12/15/49	3,400,000	3,718,583
•7.125% 12/15/49	3,300,000	3,744,715
#Hutchison Whampoa International 12 II 144A 2.00% 11/8/17	4,630,000	4,638,121
#•ILFC E-Capital Trust II 144A 6.25% 12/21/65	2,107,000	1,812,020
•ING Groep 5.775% 12/29/49	2,647,000	2,514,650

LVIP Delaware Bond Fund–8

LVIP Delaware Bond Fund

Statement of Net Assets (continued)

	Principal Amount°		Value (U.S. $)

CORPORATE BONDS (continued)
Diversified Financial Services (continued)
JPMorgan Chase 2.00% 8/15/17		3,105,000	$3,175,238
2.92% 9/19/17	CAD	4,928,000	4,999,445
6.00% 10/1/17		11,253,000	13,335,795
#Temasek Financial I 144A 2.375% 1/23/23		4,910,000	4,860,438
#•USB Realty 144A 1.487% 12/22/49		500,000	430,070

			134,205,103

Diversified Telecommunication Services–1.62%
AT&T 2.625% 12/1/22		6,280,000	6,304,002
CenturyLink 5.80% 3/15/22		7,008,000	7,421,584
Deutsche Telekom International Finance #144A 2.25% 3/6/17		412,000	422,921
#144A 3.125% 4/11/16		3,715,000	3,932,569
#Oi 144A 5.75% 2/10/22		4,702,000	4,913,590
#Qtel International Finance 144A 3.25% 2/21/23		2,735,000	2,739,103
Qwest 6.75% 12/1/21		3,396,000	3,986,843
Telecom Italia Capital 5.25% 10/1/15		1,222,000	1,303,263
#Telefonica Chile 144A 3.875% 10/12/22		6,000,000	6,019,560
Telefonica Emisiones 5.462% 2/16/21		34,000	36,338
6.421% 6/20/16		10,020,000	11,112,180
Virgin Media Secured Finance 6.50% 1/15/18		15,805,000	17,089,156
Vivendi #144A 3.45% 1/12/18		3,148,000	3,254,576
#144A 6.625% 4/4/18		9,013,000	10,608,049

			79,143,734

Electric Utilities–2.37%
American Electric Power 1.65% 12/15/17		3,550,000	3,566,660
#American Transmission Systems 144A 5.25% 1/15/22		5,622,000	6,486,028
#APT Pipelines 144A 3.875% 10/11/22		3,520,000	3,512,460
ComEd Financing III 6.35% 3/15/33		4,153,000	4,339,885
Commonwealth Edison 5.95% 8/15/16		522,000	608,866
Consumers Energy 2.85% 5/15/22		4,500,000	4,660,844
Entergy Mississippi 3.10% 7/1/23		4,960,000	4,906,774
#Eskom Holdings 144A 5.75% 1/26/21		5,625,000	6,405,469

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Electric Utilities (continued)
Great Plains Energy 5.292% 6/15/22	6,431,000	$7,240,534
Ipalco Enterprises 5.00% 5/1/18	2,440,000	2,568,100
Jersey Central Power & Light 5.625% 5/1/16	2,588,000	2,938,545
LG&E & KU Energy 3.75% 11/15/20	6,099,000	6,451,906
4.375% 10/1/21	7,299,000	8,023,754
#Narragansett Electric 144A 4.17% 12/10/42	3,185,000	3,169,266
NextEra Energy Capital Holdings •6.35% 10/1/66	7,318,000	7,818,478
•6.65% 6/15/67	815,000	872,890
#Niagara Mohawk Power 144A 2.721% 11/28/22	6,160,000	6,138,686
Nisource Finance 5.25% 2/15/43	2,790,000	2,964,604
5.80% 2/1/42	4,423,000	5,054,640
Pennsylvania Electric 5.20% 4/1/20	6,313,000	7,290,555
PPL Capital Funding 3.50% 12/1/22	1,415,000	1,443,333
4.20% 6/15/22	1,420,000	1,530,066
•6.70% 3/30/67	4,081,000	4,319,636
Public Service Company of Oklahoma 5.15% 12/1/19	6,073,000	7,100,685
Public Service Electric & Gas 3.50% 8/15/20	3,225,000	3,548,139
Wisconsin Power & Light 2.25% 11/15/22	3,440,000	3,391,589

		116,352,392

Energy Equipment & Services–0.88%
Transocean 2.50% 10/15/17	6,000,000	6,069,930
3.80% 10/15/22	12,330,000	12,663,181
5.05% 12/15/16	8,750,000	9,751,254
Weatherford International Bermuda 4.50% 4/15/22	8,058,000	8,567,540
9.625% 3/1/19	4,619,000	6,033,476

		43,085,381

Food & Staples Retailing–0.56%
CVS Caremark 2.75% 12/1/22	9,575,000	9,630,928
Safeway 4.75% 12/1/21	5,908,000	6,098,013
Walgreen 3.10% 9/15/22	7,405,000	7,484,781
Woolworths #144A 3.15% 4/12/16	2,738,000	2,873,649
#144A 4.55% 4/12/21	1,256,000	1,406,857

		27,494,228

LVIP Delaware Bond Fund–9

LVIP Delaware Bond Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Food Products–0.36%
#Brasil Foods 144A 5.875% 6/6/22	6,395,000	$7,066,475
#Kraft Foods Group 144A 5.00% 6/4/42	9,160,000	10,342,107

		17,408,582

Health Care Equipment & Supplies–0.57%
Boston Scientific 6.00% 1/15/20	3,464,000	4,046,503
CareFusion 6.375% 8/1/19	12,989,000	15,510,009
Zimmer Holdings 4.625% 11/30/19	7,144,000	8,116,013

		27,672,525

Health Care Providers & Services–0.55%
#Express Scripts Holding 144A 2.65% 2/15/17	620,000	645,050
Highmark #144A 4.75% 5/15/21	2,438,000	2,459,491
#144A 6.125% 5/15/41	917,000	884,226
Humana 3.15% 12/1/22	4,700,000	4,683,700
Laboratory Corporation of America Holdings 2.20% 8/23/17	2,570,000	2,640,863
Quest Diagnostics 4.70% 4/1/21	6,863,000	7,698,097
WellPoint 3.30% 1/15/23	7,726,000	7,943,827

		26,955,254

Hotels, Restaurants & Leisure–0.34%
Darden Restaurants 3.35% 11/1/22	8,345,000	8,091,562
Wyndham Worldwide 4.25% 3/1/22	2,155,000	2,229,192
5.625% 3/1/21	2,880,000	3,219,759
5.75% 2/1/18	2,883,000	3,226,241

		16,766,754

Household Durables–0.06%
Newell Rubbermaid 2.05% 12/1/17	2,940,000	2,982,568

		2,982,568

Household Products–0.19%
Energizer Holdings 4.70% 5/24/22	8,544,000	9,166,550

		9,166,550

Industrial Conglomerates–0.21%
General Electric 5.00% 2/1/13	10,167,000	10,205,940

		10,205,940

Insurance–2.28%
Alleghany 4.95% 6/27/22	1,915,000	2,101,607
American International Group 5.85% 1/16/18	579,000	686,016

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Insurance (continued)
American International Group (continued) 8.25% 8/15/18	11,218,000	$14,773,882
•Chubb 6.375% 3/29/67	12,383,000	13,559,385
#ING US 144A 5.50% 7/15/22	5,130,000	5,577,526
Liberty Mutual Group #144A 4.95% 5/1/22	4,624,000	5,049,135
#144A 6.50% 5/1/42	8,143,000	9,193,105
MetLife 6.40% 12/15/36	50,000	53,711
6.817% 8/15/18	11,819,000	14,907,222
#MetLife Capital Trust IV 144A 7.875% 12/15/37	589,000	727,415
#MetLife Capital Trust X 144A 9.25% 4/8/38	7,506,000	10,395,810
#Metropolitan Life Global Funding I 144A 3.875% 4/11/22	1,235,000	1,345,773
Montpelier Re Holdings 4.70% 10/15/22	4,330,000	4,438,614
Prudential Financial 3.875% 1/14/15	1,852,000	1,960,451
4.50% 11/15/20	1,586,000	1,773,830
4.50% 11/16/21	636,000	716,598
•5.625% 6/15/43	3,490,000	3,634,137
•5.875% 9/15/42	2,995,000	3,155,981
6.00% 12/1/17	3,392,000	4,074,430
#¿=‡Twin Reefs Pass Through Trust 144A 0.00% 12/29/49	2,600,000	0
#•ZFS Finance USA Trust II 144A 6.45% 12/15/65	12,801,000	13,761,075

		111,885,703

Internet Software & Services–0.91%
Amazon.com 2.50% 11/29/22	21,005,000	20,748,088
Baidu 3.50% 11/28/22	5,465,000	5,507,660
eBay 4.00% 7/15/42	12,340,000	12,069,631
#Tencent Holdings 144A 3.375% 3/5/18	6,235,000	6,447,451

		44,772,830

IT Services–0.34%
Fiserv 3.50% 10/1/22	8,830,000	9,008,251
Western Union 2.875% 12/10/17	4,700,000	4,662,301
3.65% 8/22/18	2,982,000	3,052,008

		16,722,560

Media–1.96%
#CC Holdings GS V 144A 3.849% 4/15/23	1,405,000	1,432,346
Comcast 4.65% 7/15/42	7,185,000	7,604,467
#COX Communications 144A 3.25% 12/15/22	2,875,000	2,971,166

LVIP Delaware Bond Fund–10

LVIP Delaware Bond Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Media (continued)
DIRECTV Holdings 3.80% 3/15/22	6,280,000	$6,491,353
5.15% 3/15/42	1,620,000	1,644,726
Historic TW 6.875% 6/15/18	16,187,000	20,422,588
Interpublic Group 2.25% 11/15/17	2,870,000	2,831,944
3.75% 2/15/23	4,275,000	4,295,379
4.00% 3/15/22	6,241,000	6,473,933
Time Warner Cable 5.85% 5/1/17	2,340,000	2,766,982
8.25% 4/1/19	6,569,000	8,752,831
#Viacom 144A 4.375% 3/15/43	6,835,000	6,751,538
Walt Disney 2.35% 12/1/22	23,410,000	23,677,085

		96,116,338

Metals & Mining–1.66%
Alcoa 5.40% 4/15/21	2,034,000	2,120,543
6.75% 7/15/18	5,424,000	6,203,722
Anglo American Capital #144A 2.625% 4/3/17	6,003,000	6,119,272
#144A 2.625% 9/27/17	7,385,000	7,544,952
ArcelorMittal 10.35% 6/1/19	13,421,000	16,112,995
Barrick Gold 3.85% 4/1/22	6,724,000	7,131,407
Barrick North America Finance 4.40% 5/30/21	2,276,000	2,500,370
Rio Tinto Finance USA 2.875% 8/21/22	7,810,000	7,878,111
#Samarco Mineracao 144A 4.125% 11/1/22	5,725,000	5,839,500
Southern Copper 5.25% 11/8/42 .	6,590,000	6,628,407
Teck Resources 3.00% 3/1/19	2,275,000	2,348,610
3.75% 2/1/23	3,280,000	3,371,269
Vale Overseas 4.375% 1/11/22	6,919,000	7,420,676

		81,219,834

Multiline Retail–0.06%
Dollar General 4.125% 7/15/17	1,060,000	1,118,300
Macy’s Retail Holdings 5.90% 12/1/16	1,716,000	2,018,119

		3,136,419

Multi-Utilities–1.65%
Abu Dhabi National Energy #144A 2.50% 1/12/18	1,880,000	1,903,500
#144A 3.625% 1/12/23	1,705,000	1,764,675
Ameren Illinois 9.75% 11/15/18	13,436,000	18,683,537
CenterPoint Energy 5.95% 2/1/17	4,976,000	5,786,247
CMS Energy 4.25% 9/30/15	3,083,000	3,286,660
6.25% 2/1/20	3,189,000	3,740,423

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Multi-Utilities (continued)
#GDF Suez 144A 2.875% 10/10/22	4,905,000	$4,865,196
•Integrys Energy Group 6.11% 12/1/66	7,218,000	7,576,446
Puget Energy 6.00% 9/1/21	2,034,000	2,246,864
•Puget Sound Energy 6.974% 6/1/67	7,777,000	8,292,226
SCANA 4.125% 2/1/22	4,453,000	4,678,010
Sempra Energy 2.875% 10/1/22	8,470,000	8,508,488
•Wisconsin Energy 6.25% 5/15/67	8,805,000	9,485,459

		80,817,731

Office Electronics–0.07%
Xerox 6.35% 5/15/18	3,131,000	3,615,159

		3,615,159

Oil, Gas & Consumable Fuels–5.73%
Apache 2.625% 1/15/23	2,305,000	2,305,726
Chevron 2.355% 12/5/22	23,020,000	23,107,453
#CNOOC Finance 2012 144A 3.875% 5/2/22	6,477,000	6,896,483
Devon Energy 1.875% 5/15/17	170,000	173,481
Ecopetrol 7.625% 7/23/19	7,541,000	9,784,448
El Paso Pipeline Partners Operating 6.50% 4/1/20	5,585,000	6,837,877
•Enbridge Energy Partners 8.05% 10/1/37	8,282,000	9,416,245
Energy Transfer Partners 9.70% 3/15/19	4,191,000	5,652,339
#ENI 144A 4.15% 10/1/20	6,757,000	6,930,979
Enterprise Products Operating •7.034% 1/15/68	9,989,000	11,449,701
9.75% 1/31/14	4,133,000	4,523,093
EOG Resources 2.625% 3/15/23	3,565,000	3,598,087
#Gazprom Neft Capital 144A 4.375% 9/19/22	7,515,000	7,721,663
#IPIC GMTN 144A 5.50% 3/1/22	3,024,000	3,579,660
Kinder Morgan Energy Partners 9.00% 2/1/19	7,116,000	9,603,156
Lukoil International Finance 6.125% 11/9/20	7,685,000	8,924,206
Murphy Oil 2.50% 12/1/17	2,385,000	2,402,470
3.70% 12/1/22	4,765,000	4,756,642
Occidental Petroleum 2.70% 2/15/23	14,010,000	14,326,332
Pemex Project Funding Master Trust 6.625% 6/15/35	252,000	321,300
Pertamina Persero #144A 4.875% 5/3/22	5,050,000	5,529,750
#144A 6.00% 5/3/42	3,155,000	3,569,094

LVIP Delaware Bond Fund–11

LVIP Delaware Bond Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
Petrobras International Finance 3.875% 1/27/16	4,670,000	$4,950,214
5.375% 1/27/21	8,139,000	9,203,744
Petrohawk Energy 7.25% 8/15/18	1,400,000	1,582,371
Petroleos de Venezuela 9.00% 11/17/21	11,885,600	11,398,290
Petroleos Mexicanos 5.50% 6/27/44	7,370,000	8,125,425
Plains All American Pipeline 8.75% 5/1/19	6,223,000	8,476,740
Pride International 6.875% 8/15/20	15,411,000	19,520,497
#PTT 144A 3.375% 10/25/22	4,255,000	4,240,524
#Ras Laffan Liquefied Natural Gas III 144A 5.832% 9/30/16	2,054,906	2,268,616
#Rosneft Oil via Rosneft International Finance 144A 4.199% 3/6/22	2,114,000	2,156,280
Shell International Finance 2.25% 1/6/23	4,865,000	4,817,012
#Sinopec Group Overseas Development 2012 144A 2.75% 5/17/17	5,317,000	5,526,692
Statoil 2.45% 1/17/23	3,690,000	3,689,513
Talisman Energy 5.50% 5/15/42	11,390,000	12,601,304
TransCanada PipeLines 3.80% 10/1/20	132,000	147,548
•6.35% 5/15/67	11,503,000	12,341,626
Williams Partners 7.25% 2/1/17	5,610,000	6,821,367
Woodside Finance #144A 8.125% 3/1/14	6,460,000	6,972,078
#144A 8.75% 3/1/19	3,419,000	4,501,134

		280,751,160

Paper & Forest Products–0.49%
Domtar 4.40% 4/1/22	2,254,000	2,283,897
Georgia-Pacific 8.00% 1/15/24	11,464,000	16,060,537
International Paper 4.75% 2/15/22	2,216,000	2,512,089
6.00% 11/15/41	1,305,000	1,550,998
9.375% 5/15/19	997,000	1,361,351

		23,768,872

Pharmaceuticals–0.19%
GlaxoSmithKline Capital 4.85% 5/15/13	4,500,000	4,575,956
Teva Pharmaceutical Finance 2.95% 12/18/22	4,740,000	4,805,094

		9,381,050

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Real Estate Investment Trusts–1.92%
Alexandria Real Estate Equities 4.60% 4/1/22	5,877,000	$6,319,926
American Tower 5.90% 11/1/21	10,640,000	12,724,163
Brandywine Operating Partnership 4.95% 4/15/18	4,618,000	5,056,881
BRE Properties 3.375% 1/15/23	4,665,000	4,627,302
Developers Diversified Realty 4.625% 7/15/22	1,635,000	1,787,755
4.75% 4/15/18	3,227,000	3,580,611
7.50% 4/1/17	1,020,000	1,224,613
7.875% 9/1/20	5,792,000	7,436,129
9.625% 3/15/16	478,000	587,209
Digital Realty Trust 5.25% 3/15/21	8,118,000	8,999,923
5.875% 2/1/20	3,169,000	3,626,249
Host Hotels & Resorts 4.75% 3/1/23	1,065,000	1,134,225
5.25% 3/15/22	6,051,000	6,656,100
5.875% 6/15/19	2,255,000	2,469,225
Mack-Cali Realty 2.50% 12/15/17	2,400,000	2,428,474
4.50% 4/18/22	3,835,000	4,097,690
National Retail Properties 3.80% 10/15/22	2,055,000	2,090,921
Regency Centers 4.80% 4/15/21	1,740,000	1,927,603
5.875% 6/15/17	2,752,000	3,185,924
UDR 4.625% 1/10/22	4,775,000	5,260,766
WEA Finance #144A 3.375% 10/3/22	3,450,000	3,552,958
#144A 4.625% 5/10/21	4,934,000	5,534,344

		94,308,991

Road & Rail–0.09%
#Korea Expressway 144A 1.875% 10/22/17	4,570,000	4,541,657

		4,541,657

Semiconductors & Semiconductor Equipment–0.68%
Intel 2.70% 12/15/22	18,415,000	18,429,161
National Semiconductor 6.60% 6/15/17	8,480,000	10,482,951
#Samsung Electronics America 144A 1.75% 4/10/17	4,495,000	4,552,491

		33,464,603

Software–0.44%
Autodesk 1.95% 12/15/17	3,345,000	3,332,282
Microsoft 2.125% 11/15/22	4,775,000	4,738,705
Oracle 2.50% 10/15/22	8,635,000	8,731,634
5.75% 4/15/18	470,000	572,661

LVIP Delaware Bond Fund–12

LVIP Delaware Bond Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Software (continued)
Symantec 4.20% 9/15/20	4,015,000	$4,224,985

		21,600,267

Tobacco–0.18%
Reynolds American 3.25% 11/1/22	5,165,000	5,199,074
4.75% 11/1/42	3,525,000	3,570,501

		8,769,575

Wireless Telecommunication Services–1.22%
America Movil SAB de CV 5.00% 3/30/20	12,382,000	14,468,020
#Crown Castle Towers 144A 4.883% 8/15/20	28,005,000	31,650,803
#Digicel Group 144A 8.25% 9/30/20	4,015,000	4,436,575
#SK Telecom 144A 2.125% 5/1/18	2,245,000	2,262,888
#VimpelCom 144A 7.748% 2/2/21	3,910,000	4,525,825
#VimpelCom Holdings 144A 7.504% 3/1/22	2,280,000	2,619,150

		59,963,261

Total Corporate Bonds (Cost $1,824,050,517)		1,945,800,362

MUNICIPAL BONDS–3.14%
California State Revenue Anticipation Notes Series A1 2.50% 6/20/13	18,500,000	18,691,660
Los Angeles, California Department of Water & Power Revenue Taxable Build America Bonds 6.574% 7/1/45	16,555,000	23,210,607
Massachusetts State Transportation Fund Revenue Taxable Build America Bonds Recovery Zone Economic Development Bonds 5.731% 6/1/40	6,425,000	8,429,600
New Jersey State Turnpike Authority Revenue Taxable Build America Bonds Series A 7.102% 1/1/41	13,481,000	19,444,051
New York Metropolitan Transportation Authority Revenue Taxable Build America Bonds Series E 6.814% 11/15/40	3,690,000	4,881,095

	Principal Amount°	Value (U.S. $)

MUNICIPAL BONDS (continued)
New York Sales Tax Asset Receivables Taxable Series B 4.66% 10/15/14 (NATL-RE, FGIC)	400,000	$429,088
New York Triborough Bridge & Tunnel Authority Revenue Taxable Build America Bonds Series A2 5.45% 11/15/32	18,055,000	21,127,780
New York, New York Taxable Build America Bonds Series F-1 6.271% 12/1/37	18,710,000	25,072,336
Oregon State Taxable Pension 5.892% 6/1/27	3,475,000	4,435,073
San Francisco Bay Area California Toll Authority Bridge Revenue Taxable Build America Bonds Series S3 6.907% 10/1/50	11,030,000	15,884,413
University of Missouri Systems Facilities Revenue Board of Curators Taxable Build America Bonds 5.792% 11/1/41	9,235,000	12,435,297

Total Municipal Bonds (Cost $122,690,783)		154,041,000

NON-AGENCY ASSET-BACKED SECURITIES–2.98%
AEP Texas Central Transition Funding Series 2012-1 A2 1.976% 6/1/21	7,253,000	7,500,023
•Ally Master Owner Trust Series 2011-1 A1 1.079% 1/15/16	4,616,000	4,646,129
#Avis Budget Rental Car Funding AESOP Series 2011-2A A 144A 2.37% 11/20/14	5,356,000	5,490,982
Bank of America Auto Trust Series 2012-1 A3 0.78% 6/15/16	8,426,000	8,463,361
Capital One Multi-Asset Execution Trust Series 2007-A7 A7 5.75% 7/15/20	15,284,000	18,585,879
CenterPoint Energy Transition Bond Series 2012-1 A2 2.161% 10/15/21	8,482,000	8,847,634
#•Centurion CDO VII Series 2004-7A A2 144A 0.713% 1/30/16	1,388,987	1,379,223

LVIP Delaware Bond Fund–13

LVIP Delaware Bond Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

NON-AGENCY ASSET-BACKED SECURITIES (continued)
Citibank Credit Card Issuance Trust Series 2007-A3 A3 6.15% 6/15/39	4,526,000	$6,007,287
Citicorp Residential Mortgage Securities •Series 2006-3 A4 5.703% 11/25/36	68,193	68,022
Series 2006-3 A5 5.948% 11/25/36	5,708,000	5,319,616
Discover Card Master Trust Series 2007-A1 A1 5.65% 3/16/20	5,310,000	6,425,700
Series 2012-A1 A1 0.81% 8/15/17	5,862,000	5,906,211
#Enterprise Fleet Financing Series 2012-1 A2 144A 1.14% 11/20/17	2,000,000	2,010,562
Ford Credit Auto Lease Trust Series 2012-A A4 1.03% 4/15/15	7,252,000	7,306,332
General Electric Capital Credit Card Master Note Trust Series 2012-2 A 2.22% 1/18/22	2,225,000	2,313,615
Series 2012-6 A 1.36% 8/17/20	4,960,000	5,009,893
Golden Credit Card Trust #Series 2012-2A A1 144A 1.77% 1/15/19	3,420,000	3,522,070
#Series 2012-5A A 144A 0.79% 9/15/17	4,235,000	4,245,842
John Deere Owner Trust Series 2011-A A4 1.96% 4/16/18	4,633,000	4,735,042
#Master Credit Card Trust Series 2012-2A A 144A 0.78% 4/21/17	7,500,000	7,515,953
Mid-State Trust Series 11 A1 4.864% 7/15/38	757,357	781,154
#Navistar Financial Owner Trust Series 2012-A A2 144A 0.85% 3/18/15	6,385,000	6,391,998
#Sonic Capital Series 2011-1A A2 144A 5.438% 5/20/41	2,014,538	2,257,859
#•Trafigura Securitisation Finance Series 2012-1A A 144A 2.609% 10/15/15	3,022,000	3,064,025
#•Victoria Falls CLO Series 2005-1A A2 144A 0.641% 2/17/17	1,708,419	1,680,828
#Volvo Financial Equipment Series 2012-1A A4 144A 1.09% 8/15/17	6,106,000	6,153,706
World Financial Network Credit Card Master Trust Series 2012-B A 1.76% 5/17/21	5,965,000	6,030,889

	Principal Amount°	Value (U.S. $)

NON-AGENCY ASSET-BACKED SECURITIES (continued)
World Omni Automobile Lease Securitization Trust Series 2012-A A3 0.93% 11/16/15	4,375,000	$4,402,401

Total Non-Agency Asset-Backed Securities (Cost $139,956,733)		146,062,236

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–0.23%
Bank of America Alternative Loan Trust Series 2005-3 2A1 5.50% 4/25/20	208,459	218,596
•Bank of America Mortgage Securities Series 2004-L 4A1 5.10% 1/25/35	864,872	874,570
Citicorp Mortgage Securities Series 2006-4 3A1 5.50% 8/25/21	472,008	491,006
Countrywide Alternative Loan Trust Series 2005-57CB 4A3 5.50% 12/25/35	1,705,880	1,390,563
#•GSMPS Mortgage Loan Trust Series 1998-3 A 144A 7.75% 9/19/27	337,355	356,975
•JPMorgan Mortgage Trust Series 2006-A2 3A3 5.52% 4/25/36	3,254,093	2,863,208
Lehman Mortgage Trust Series 2006-1 1A3 5.50% 2/25/36	382,702	305,817
MASTR Alternative Loans Trust Series 2003-2 6A1 6.00% 3/25/33	161,516	172,651
MASTR ARM Trust •Series 2003-6 1A2 2.825% 12/25/33	308,502	307,316
•Series 2005-6 7A1 5.316% 6/25/35	896,383	880,046
•Series 2006-2 4A1 3.27% 2/25/36	711,588	664,618
#•MASTR Specialized Loan Trust Series 2005-2 A2 144A 5.006% 7/25/35	506,926	513,920
•Merrill Lynch Mortgage Investors Series 2005-A2 A3 2.517% 2/25/35	304,773	188,716
•Structured ARM Loan Trust Series 2004-3AC A2 2.745% 3/25/34	182,312	179,903
¿ Washington Mutual Mortgage Pass Through Certificates Series 2003-S10 A2 5.00% 10/25/18	607,003	626,602

LVIP Delaware Bond Fund–14

LVIP Delaware Bond Fund

Statement of Net Assets (continued)

		Principal Amount°	Value (U.S. $)

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Wells Fargo Mortgage-Backed Securities Trust Series 2005-18 1A1 5.50% 1/25/36		1,485,139	$1,461,816

Total Non-Agency Collateralized Mortgage Obligations (Cost $12,204,996)			11,496,323

ΔREGIONAL BONDS–1.26%
Australia–0.92%
New South Wales Treasury 6.00% 4/1/19	AUD	10,884,000	12,882,719
6.00% 3/1/22	AUD	6,125,000	7,357,591
Queensland Treasury 6.25% 6/14/19	AUD	14,577,000	17,475,722
Victoria Treasury 6.00% 10/17/22	AUD	5,897,000	7,141,210

			44,857,242

Canada–0.34%
British Columbia Province 2.00% 10/23/22		8,850,000	8,740,357
Province of Manitoba 2.10% 9/6/22		6,710,000	6,686,166
Province of Quebec 4.25% 12/1/21	CAD	1,288,000	1,450,898

			16,877,421

Total Regional Bonds (Cost $59,328,072)			61,734,663

«SENIOR SECURED LOANS–1.55%
Biomet Tranche B1 1st Lien 3.75% 7/25/17		2,000,000	2,015,000
Chrysler Group 6.00% 5/24/17		5,000,000	5,113,200
Compass Investors Tranche B 5.25% 12/14/19		4,830,000	4,825,991
Davita HealthCare Partners Tranche B2 4.00% 11/1/19		12,000,000	12,101,220
First Data 5.211% 3/24/17		15,000,000	14,770,275
Gray Television 4.75% 10/12/19		2,385,000	2,405,368
Level 3 Financing 4.75% 8/1/19		12,000,000	12,086,280
PQ Tranche B 5.25% 5/8/17		4,060,000	4,088,481
Univision Communications 4.462% 3/31/17		12,000,000	11,825,640

		Principal Amount°	Value (U.S. $)

«SENIOR SECURED LOANS (continued)
West Tranche B6 5.75% 6/30/18		6,840,000	$6,957,101

Total Senior Secured Loans (Cost $76,189,348)			76,188,556

ΔSOVEREIGN BONDS–2.69%
Brazil–0.07%
Brazilian Government International 5.625% 1/7/41		2,602,000	3,421,630

			3,421,630

Canada–0.19%
#Export Development Canada 144A 0.30% 3/7/13		9,500,000	9,503,002

			9,503,002

Colombia–0.10%
Colombia Government International 6.125% 1/18/41		3,428,000	4,723,784

			4,723,784

Finland–0.13%
Finland Government 4.00% 7/4/25	EUR	3,771,000	6,214,079

			6,214,079

Indonesia–0.38%
Indonesia Treasury 7.00% 5/15/22	IDR 68,716,000,000		8,103,112
7.00% 5/15/27	IDR 30,268,000,000		3,481,107
11.00% 11/15/20	IDR 20,152,000,000		2,885,244
#Republic of Indonesia 144A 5.25% 1/17/42		3,516,000	4,100,535

			18,569,998

Ireland–0.12%
#VEB Finance 144A 6.025% 7/5/22		5,115,000	5,971,763

			5,971,763

Mexico–0.23%
Mexican Bonos 8.00% 12/17/15	MXN	92,435,000	7,800,089
Mexico Government International 4.75% 3/8/44		3,006,000	3,404,295

			11,204,384

Mongolia–0.02%
#Mongolia Government International 144A 5.125% 12/5/22		763,000	751,555

			751,555

LVIP Delaware Bond Fund–15

LVIP Delaware Bond Fund

Statement of Net Assets (continued)

		Principal Amount°	Value (U.S. $)

ΔSOVEREIGN BONDS (continued)
Norway–0.14%
#Kommunalbanken 144A 1.00% 9/26/17		6,686,000	$6,691,035

			6,691,035

Peru–0.05%
Peruvian Government International 5.625% 11/18/50		1,812,000	2,358,318

			2,358,318

Philippines–0.30%
Philippine Government International 5.00% 1/13/37		4,400,000	5,362,500
9.50% 10/21/24		5,867,000	9,475,205

			14,837,705

Poland–0.13%
Poland Government 4.00% 10/25/23	PLN	5,760,000	1,908,450
5.75% 10/25/21	PLN	12,164,000	4,573,815

			6,482,265

South Africa–0.26%
South Africa Government 7.00% 2/28/31	ZAR	26,483,000	2,908,002
7.25% 1/15/20	ZAR	24,834,000	3,101,295
South Africa Government Bonds 10.50% 12/21/26	ZAR	44,300,000	6,723,155

			12,732,452

Sri Lanka–0.03%
#Sri Lanka Government International 144A 5.875% 7/25/22		1,260,000	1,348,200

			1,348,200

Sweden–0.19%
#Kommuninvest I Sverige 144A 1.00% 10/24/17		9,110,000	9,111,549
Sweden Government 3.00% 7/12/16	SEK	1,270,000	209,470

			9,321,019

Turkey–0.24%
Turkey Government 9.00% 3/5/14	TRY	7,063,000	4,112,502
10.50% 1/15/20	TRY	7,009,000	4,820,962
Turkey Government International 6.00% 1/14/41		2,441,000	3,054,301

			11,987,765

		Principal Amount°	Value (U.S. $)

ΔSOVEREIGN BONDS (continued)
United Kingdom–0.11%
United Kingdom Gilt 4.75% 3/7/20	GBP	2,812,000	$5,646,184

			5,646,184

Total Sovereign Bonds (Cost $122,406,728)			131,765,138

SUPRANATIONAL BANKS–0.16%
Andina de Fomento 4.375% 6/15/22		4,180,000	4,546,849
International Bank for Reconstruction & Development 3.25% 12/15/17	SEK	620,000	103,989
3.375% 4/30/15	NOK	17,480,000	3,260,483

Total Supranational Banks (Cost $7,793,638)			7,911,321

U.S. TREASURY OBLIGATIONS–14.42%
U.S. Treasury Inflation Index Bonds 2.75% 8/15/42		78,990,000	76,287,041
U.S. Treasury Notes 0.625% 11/30/17		207,335,000	206,670,906
0.75% 12/31/17		50,660,000	50,751,036
¥1.625% 11/15/22		377,150,000	373,083,946

Total U.S. Treasury Obligations (Cost $712,224,046)			706,792,929

		Number of Shares
PREFERRED STOCK–0.44%
Alabama Power 5.625%		122,235	3,092,546
BB&T 5.85%		89,975	2,337,551
JPMorgan Chase 5.50%		65,000	1,634,100
PNC Financial Services Group •6.125%		90,000	2,493,900
•8.25%		5,625,000	5,751,563
•U.S. Bank 6.00%		86,000	2,385,640
Wells Fargo 5.20%		152,200	3,832,396

Total Preferred Stock (Cost $20,297,783)			21,527,696

MONEY MARKET MUTUAL FUND–0.00%
Dreyfus Treasury & Agency Cash Management Fund		112,775	112,775

Total Money Market Mutual Fund (Cost $112,775)			112,775

LVIP Delaware Bond Fund–16

LVIP Delaware Bond Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

SHORT-TERM INVESTMENTS–24.16%
Discounted Commercial Paper–21.20%
Abbey National North America 0.18% 1/2/13	34,850,000	$34,849,826
Bank of Montreal 0.08% 1/4/13	54,100,000	54,099,221
Bank of Nova Scotia 0.03% 1/2/13	25,000,000	24,999,979
0.205% 1/16/13	50,000,000	49,997,335
BMW US Capital 0.13% 2/19/13	10,000,000	9,995,319
0.17% 1/9/13	21,945,000	21,943,503
0.17% 1/8/13	17,665,000	17,663,937
BNP Paribas Canada 0.15% 1/2/13	51,500,000	51,499,785
Brown University 0.18% 1/17/13	16,780,000	16,778,658
Charles Schwab 0.19% 1/2/13	57,300,000	57,299,461
Chase Bank USA 0.22% 3/6/13	25,000,000	25,007,220
Coca-Cola 0.15% 2/27/13	25,000,000	24,994,765
×0.20% 2/20/13	23,770,000	23,765,622
0.21% 6/4/13	3,750,000	3,746,819
Commonwealth Bank of Australia 0.22% 2/28/13	12,500,000	12,496,319
×0.255% 6/17/13	45,000,000	44,944,979
Cornell University 0.20% 4/4/13	4,500,000	4,497,885
CPPIB Capital 0.15% 1/17/13	5,000,000	4,999,733
0.15% 2/26/13	50,000,000	49,986,700
Credit Agricole North America 0.16% 1/3/13	60,000,000	59,998,698
Danaher 0.12% 1/2/13	27,500,000	27,499,908
0.15% 1/15/13	25,000,000	24,998,125
Duke University 0.19% 2/12/13	13,867,000	13,863,754
Emory University 0.19% 3/19/13	5,000,000	5,000,200

	Principal Amount°	Value (U.S. $)

SHORT-TERM INVESTMENTS (continued)
≠Discounted Commercial Paper (continued)
John Deere Canada 0.16% 2/20/13	45,000,000	$44,987,886
Koch Resources 0.16% 1/9/13	70,000,000	69,996,976
Leland Stanford Junior University 0.18% 1/24/13	11,100,000	11,098,890
0.21% 4/25/13	36,500,000	36,479,195
National Australia Funding 0.185% 2/25/13	40,000,000	39,995,332
National Bank of Canada New York 0.58% 6/13/13	10,225,000	10,228,643
Nestle Capital 0.24% 8/23/13	11,050,000	11,034,996
Toronto Dominion Bank 0.18% 1/7/13	50,000,000	50,000,000
Toyota Motor Credit 0.25% 2/28/13	20,000,000	19,995,772
Unilever Capital 0.452% 1/17/13	18,250,000	18,248,708
University of Chicago 0.18% 1/8/13	28,900,000	28,899,422
0.20% 1/16/13	28,600,000	28,597,712
Yale University 0.18% 1/15/13	4,650,000	4,649,709

		1,039,140,992

U.S. Treasury Obligations–2.96%
U.S. Treasury Bills 0.105% 5/23/13	36,250,000	36,235,790
0.105% 5/30/13	36,250,000	36,235,101
0.12% 6/6/13	36,250,000	36,234,413
0.125% 6/13/13	36,250,000	36,233,289

		144,938,593

Total Short Term Investments (Cost $1,184,047,300)		1,184,079,585

TOTAL VALUE OF SECURITIES–118.64% (Cost $5,619,642,621)	5,815,614,220
«LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(18.64%)	(913,881,614)

NET ASSETS APPLICABLE TO 344,897,779 SHARES OUTSTANDING–100.00%	$4,901,732,606

NET ASSET VALUE–LVIP DELAWARE BOND FUND STANDARD CLASS ($2,448,508,840 / 172,278,893 Shares)	$14.212

NET ASSET VALUE–LVIP DELAWARE BOND FUND SERVICE CLASS ($2,453,223,766 / 172,618,886 Shares)	$14.212

LVIP Delaware Bond Fund–17

LVIP Delaware Bond Fund

Statement of Net Assets (continued)

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2012:
Shares of beneficial interest (unlimited authorization–no par)	$4,644,280,495
Distributions in excess of net investment income	(4,771,899)
Accumulated net realized gain on investments.	71,233,742
Net unrealized appreciation of investments and derivatives.	190,990,268

Total net assets	$4,901,732,606

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2012, the aggregate value of Rule 144A securities was $601,946,890, which represented 12.28% of the Fund’s net assets. See Note 8 in “Notes to Financial Statements.”

Δ	Securities have been classified by country of origin.

•	Variable rate security. The rate shown is the rate as of December 31, 2012. Interest rates reset periodically.

«	Of this amount, $965,336,794 represents payable for securities purchased, $10,067,713 represents receivables for securities sold and $3,079,720 represents payable for fund shares redeemed as of December 31, 2012.

¿	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At December 31, 2012, the aggregate value of the fair valued securities was $0, which represented 0.00% of the Fund’s net assets. See Note 1 in “Notes to Financial Statements.”

≠	The rate shown is the effective yield at the time of purchase.

«	Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale. Stated rate in effect at December 31, 2012.

×	Commercial paper exempt from registration under Section 4(2) and/or Rule 144A of the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration only to dealers in that program or other “accredited investors”. At December 31, 2012, the aggregate value of these securities was $68,710,601, which represented 1.40% of the Fund’s net assets. See Note 8 in “Notes to Financial Statements.”

°	Principal amount shown is stated in U.S. Dollars unless noted that the security is denominated in another currency.

‡	Non income producing security. Security is currently in default.

¥	Fully or partially pledged as collateral for futures contracts.

The following foreign currency exchange contracts and futures contracts were outstanding at December 31, 2012:1

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
BAML	CAD	17,669,230	USD	(17,809,528)	2/1/13	$(32,634)
BAML	COP	6,053,918	USD	(3,363,661)	2/1/13	53,992
BAML	EUR	(23,711,749)	USD	30,687,271	2/1/13	(611,820)
BAML	JPY	(699,778,143)	USD	8,417,893	2/1/13	349,108
BAML	TRY	7,539,129	USD	(4,187,009)	2/1/13	24,712
BCLY	RUB	78,760,165	USD	(2,538,848)	2/1/13	23,469
CITI	RUB	223,446,600	USD	(7,211,956)	2/1/13	57,468
CITI	TRY	7,539,129	USD	(4,183,640)	2/1/13	28,081
CSFB	IDR	86,773,356,720	USD	(8,888,891)	2/1/13	79,220
GSC	BRL	18,019,510	USD	(8,599,145)	2/1/13	158,364
GSC	GBP	(5,520,698)	USD	8,879,270	2/1/13	(90,736)
HSBC	EUR	(6,261,042)	USD	8,105,545	2/1/13	(158,920)
HSBC	GBP	(882,317)	USD	1,419,472	2/1/13	(14,113)
HSBC	JPY	295,586,200	USD	(3,585,079)	2/1/13	(176,825)
HSBC	MXN	(36,942,555)	USD	2,875,846	2/1/13	9,624
HSBC	TRY	2,869,280	USD	(1,593,159)	2/1/13	9,759

LVIP Delaware Bond Fund–18

LVIP Delaware Bond Fund

Statement of Net Assets (continued)

Foreign Currency Exchange Contracts (continued)

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
JPMC	BRL	9,318,750	USD	(4,436,443)	2/1/13	$92,483
JPMC	EUR	(16,384,560)	USD	21,195,067	2/1/13	(432,264)
JPMC	NOK	117,915,045	USD	(21,136,936)	2/1/13	45,508
MSC	BRL	10,218,201	USD	(4,876,375)	2/1/13	89,685
TD	RUB	146,537,500	USD	(4,750,000)	2/1/13	17,328

						$(478,511)

Futures Contracts

Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
36 Long Gilt	$6,890,169	$6,956,606	3/29/13	$66,437
(3,621) U.S. Treasury 10 yr Notes	(478,453,690)	(480,800,906)	3/29/13	(2,347,216)
(1,485) U.S. Treasury Long Bonds	(216,950,871)	(219,037,500)	3/29/13	(2,086,629)

	$(688,514,392)			$(4,367,408)

The use of foreign currency exchange contracts and futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1]	See Note 7 in “Notes to Financial Statements.”

Summary of Abbreviations:

ARM–Adjustable Rate Mortgage

AUD–Australian Dollar

BAML–Bank of America Merrill Lynch

BCLY–Barclays Bank

BRL–Brazilian Real

CAD–Canadian Dollar

CDO–Collateralized Debt Obligation

CITI–Citigroup Global Markets

CLO–Collateralized Loan Obligation

COP–Colombian Peso

CSFB–Credit Suisse First Boston

EUR–European Monetary Unit

FGIC–Insured by Financial Guaranty Insurance Company

GBP–British Pound Sterling

GNMA–Government National Mortgage Association

GSC–Goldman Sachs Capital

GSMPS–Goldman Sachs Reperforming Mortgage Securities

HSBC–Hong Kong Shanghai Bank

IDR–Indonesia Rupiah

JPMC–JPMorgan Chase Bank

JPY– Japanese Yen

MASTR–Mortgage Asset Securitization Transaction, Inc.

MSC–Morgan Stanley Capital

MXN–Mexican Peso

NATL-RE–Insured by National Public Finance Guarantee Corporation

NCUA–National Credit Union Administration

NOK–Norwegian Krone

REMIC–Real Estate Mortgage Investment Conduit

PLN–Polish Zloty

RUB–Russian Ruble

SEK–Swedish Krona

LVIP Delaware Bond Fund–19

LVIP Delaware Bond Fund

Statement of Net Assets (continued)

Summary of Abbreviations (continued)

S.F.–Single Family

TBA–To be announced

TD–Toronto-Dominion Bank

TRY–Turkish Lira

USD–United States Dollar

yr–Year

ZAR–South African Rand

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Bond Fund–20

LVIP Delaware Bond Fund

Statement of Operations

Year Ended December 31, 2012

LVIP Delaware Bond Fund

Statements of Changes in Net Assets

INVESTMENT INCOME:
Interest	$111,479,000
Dividends	936,187

112,415,187

EXPENSES:
Management fees	12,657,463
Distribution fees-Service Class	8,036,657
Accounting and administration expenses	1,734,692
Reports and statements to shareholders	342,849
Professional fees	125,097
Custodian fees	92,966
Trustees’ fees	90,999
Pricing fees	65,300
Other	94,537

Total operating expenses	23,240,560

NET INVESTMENT INCOME	89,174,627

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	111,302,001
Foreign currencies	968,043
Foreign currency exchange contracts	(9,191,690)
Futures contracts	(14,726,502)
Options written	1,973,980
Swap contracts	(12,654,208)

Net realized gain	77,671,624

Net change in unrealized appreciation (depreciation) of:
Investments	83,485,064
Foreign currencies	45,437
Foreign currency exchange contracts	(3,693,990)
Futures contracts	(4,485,354)
Options written	(165,983)
Swap contracts	177,325

Net change in unrealized appreciation (depreciation)	75,362,499

NET REALIZED AND UNREALIZED GAIN	153,034,123

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$242,208,750

See accompanying notes, which are an integral part of the financial statements.

	Year Ended
	12/31/12	12/31/11
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$89,174,627	$87,940,029
Net realized gain	77,671,624	91,533,620
Net change in unrealized appreciation (depreciation)	75,362,499	42,470,089

Net increase in net assets resulting from operations	242,208,750	221,943,738

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(46,413,233)	(44,765,777)
Service Class	(40,451,102)	(58,985,428)
Net realized gain:
Standard Class	(45,023,454)	(32,334,170)
Service Class	(53,189,558)	(44,698,421)

	(185,077,347)	(180,783,796)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	1,259,721,307	329,245,085
Service Class	573,499,306	604,909,534
Net asset value of shares issued upon reinvestment of dividend and distributions:
Standard Class	91,436,687	77,099,947
Service Class	93,640,660	103,683,849

	2,018,297,960	1,114,938,415

Cost of shares repurchased:
Standard Class	(217,004,619)	(360,627,685)
Service Class	(277,603,215)	(298,694,757)

	(494,607,834)	(659,322,442)

Increase in net assets derived from capital share transactions	1,523,690,126	455,615,973

NET INCREASE IN NET ASSETS	1,580,821,529	496,775,915
NET ASSETS:
Beginning of year	3,320,911,077	2,824,135,162

End of year	$4,901,732,606	$3,320,911,077

Distributions in excess of net investment income	$(4,771,899)	$(5,022,048)

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Bond Fund–21

LVIP Delaware Bond Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Delaware Bond Fund Standard Class Year Ended
	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08
Net asset value, beginning of period	$13.916	$13.695	$13.322	$11.676	$12.678

Income (loss) from investment operations:
Net investment income[1]	0.345	0.427	0.514	0.655	0.603
Net realized and unrealized gain (loss)	0.571	0.611	0.617	1.553	(0.990)

Total from investment operations	0.916	1.038	1.131	2.208	(0.387)

Less dividends and distributions from:
Net investment income	(0.290)	(0.479)	(0.479)	(0.562)	(0.610)
Net realized gain	(0.330)	(0.338)	(0.279)	—	(0.005)

Total dividends and distributions	(0.620)	(0.817)	(0.758)	(0.562)	(0.615)

Net asset value, end of period.	$14.212	$13.916	$13.695	$13.322	$11.676

Total return[2]	6.61%	7.64%	8.49%	18.90%	(2.92%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,448,509	$1,301,203	$1,238,884	$1,139,218	$898,902
Ratio of expenses to average net assets	0.38%	0.39%	0.39%	0.41%	0.40%
Ratio of net investment income to average net assets	2.41%	3.03%	3.68%	5.13%	4.83%
Portfolio turnover	366%	379%	312%	270%	261%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Bond Fund–22

LVIP Delaware Bond Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Delaware Bond Fund Service Class Year Ended
	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08
Net asset value, beginning of period	$13.916	$13.697	$13.324	$11.682	$12.676

Income (loss) from investment operations:
Net investment income[1]	0.294	0.377	0.465	0.610	0.559
Net realized and unrealized gain (loss)	0.571	0.610	0.617	1.549	(0.986)

Total from investment operations	0.865	0.987	1.082	2.159	(0.427)

Less dividends and distributions from:
Net investment income	(0.239)	(0.430)	(0.430)	(0.517)	(0.562)
Net realized gain	(0.330)	(0.338)	(0.279)	—	(0.005)

Total dividends and distributions	(0.569)	(0.768)	(0.709)	(0.517)	(0.567)

Net asset value, end of period	$14.212	$13.916	$13.697	$13.324	$11.682

Total return[2]	6.24%	7.26%	8.12%	18.48%	(3.26%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,453,224	$2,019,708	$1,585,251	$1,068,928	$652,550
Ratio of expenses to average net assets	0.73%	0.74%	0.74%	0.76%	0.75%
Ratio of net investment income to average net assets	2.06%	2.68%	3.33%	4.78%	4.48%
Portfolio turnover	366%	379%	312%	270%	261%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Bond Fund–23

LVIP Delaware Bond Fund

Notes to Financial Statements

December 31, 2012

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 66 series (Series). These financial statements and the related notes pertain to the LVIP Delaware Bond Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to maximize current income consistent with a prudent investment strategy.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sales price on the valuation date. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Other debt securities and credit default swap (CDS) contracts are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Short-term debt securities having less than 60 days to maturity are valued using the evaluated mean. Open-end investment companies are valued at their published net asset value. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2009–December 31, 2012), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

To Be Announced Trades–The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g., “when issued,” “delayed delivery,” “forward commitment,” or “TBA transactions”) consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery.

LVIP Delaware Bond Fund–24

LVIP Delaware Bond Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of realized gains and losses on investments in debt securities, which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. For foreign equity securities, these changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of asset—and mortgage-backed securities are classified as interest income. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2012.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (LIAC) is a registered investment advisor and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.48% of the first $200 million of the average daily net assets of the Fund; 0.40% of the next $200 million; and 0.30% of the average daily net assets of the Fund in excess of $400 million.

Delaware Management Company (Sub-Advisor), a series of Delaware Management Business Trust is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Advisor a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund paid Lincoln Life a fee at an annual rate of 0.008% of the average daily net assets of the Fund and reimbursed Lincoln Life for the cost of internal legal services. For the year ended December 31, 2012, fees for these administrative and legal services amounted to $322,599 and $35,307, respectively. Beginning January 1, 2013, the Trust will reimburse Lincoln Life for the cost of administrative and internal legal services.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently 0.35% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2012, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$1,272,603
Distribution fees payable to LFD	724,787

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The Fund pays the compensation of unaffiliated trustees.

LVIP Delaware Bond Fund–25

LVIP Delaware Bond Fund

Notes to Financial Statements (continued)

3. Investments

For the year ended December 31, 2012, the Fund made purchases of $10,278,864,503 and sales of $9,111,109,137 of investment securities other than long-term U.S. government securities and short-term investments. For the year ended December 31, 2012, the Fund made purchases of $4,634,022,202 and sales of $4,581,181,312 of long-term U.S. government securities.

At December 31, 2012, the cost of investments for federal income tax purposes was $5,621,255,568. At December 31, 2012, net unrealized appreciation was $194,358,652, of which $208,981,976 related to unrealized appreciation of investments and $14,623,324 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Agency, Asset- & Mortgage-Backed Securities	$—	$1,522,596,170	$3,064,025	$1,525,660,195
Corporate Debt	—	2,021,988,918	—	2,021,988,918
Foreign Debt	—	201,411,122	—	201,411,122
Municipal Bonds	—	154,041,000	—	154,041,000
U.S. Treasury Obligations	—	706,792,929	—	706,792,929
Money Market Mutual Fund	112,775	—	—	112,775
Short-Term Investments	—	1,184,079,585	—	1,184,079,585
Preferred Stock	15,776,133	5,751,563	—	21,527,696

Total	$15,888,908	$5,796,661,287	$3,064,025	$5,815,614,220

Foreign Currency Exchange Contracts	$—	$(478,511)	$—	$(478,511)

Futures Contracts	$(4,367,408)	$—	$—	$(4,367,408)

During the year ended December 31, 2012, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

LVIP Delaware Bond Fund–26

LVIP Delaware Bond Fund

Notes to Financial Statements (continued)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2012 and 2011 was as follows:

	Year Ended 12/31/12	Year Ended 12/31/11
Ordinary income	$147,862,376	$172,909,303
Long-term capital gains	37,214,971	7,874,493

Total	$185,077,347	$180,783,796

5. Components of Net Assets on a Tax Basis

As of December 31, 2012, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$4,644,280,495
Undistributed ordinary income	59,657,300
Undistributed long-term capital gains	8,743,123
Accumulated capital and other losses	(5,250,773)
Unrealized appreciation	194,302,461

Net assets	$4,901,732,606

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, tax deferral of losses on straddles, tax treatment of mark-to-market of futures contracts, mark-to-market of foreign currency exchange contracts and contingent payment debt instruments.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, CDS contracts and paydown gain (loss) on asset-and mortgage-backed securities. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2012, the Fund recorded the following reclassifications:

Distributions in Excess of Net Investment Income	Accumulated Net Realized Gain
$(2,060,143)	$2,060,143

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/12	Year Ended 12/31/11
Shares sold:
Standard Class	87,545,484	23,182,785
Service Class	40,259,321	43,160,241
Shares issued upon reinvestment of dividends and distributions:
Standard Class	6,403,738	5,510,663
Service Class	6,563,357	7,416,178

	140,771,900	79,269,867

Shares repurchased:
Standard Class	(15,176,310)	(25,651,335)
Service Class	(19,339,449)	(21,181,522)

	(34,515,759)	(46,832,857)

Net increase	106,256,141	32,437,010

7. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

LVIP Delaware Bond Fund–27

LVIP Delaware Bond Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Options Contracts–During the year ended December 31, 2012, the Fund entered into options contracts in the normal course of pursuing its investment objective and strategies. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; to increase yield during low interest rate environment; and as a cash management tool. The Fund may buy or write call or put options on securities, futures, swaps, “swaptions”, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the options purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change.

Transactions in options written during the year ended December 31, 2012 for the Fund were as follows:

	Number of Contracts	Premium
Options outstanding at December 31, 2011	371	$396,202
Options written	5,086	3,234,389
Options expired	(814)	(927,279)
Options terminated in closing purchase transactions	(4,643)	(2,703,312)

Options outstanding at December 31, 2012	—	$—

Swap Contracts–The Fund may enter into CDS contracts in the normal course of pursuing its investment objective and strategies. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

LVIP Delaware Bond Fund–28

LVIP Delaware Bond Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

Credit Default Swaps–A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended December 31, 2012, the Fund entered into CDS contracts as a purchaser of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement.

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Swaps Generally–Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts. No swap contracts were outstanding at December 31, 2012.

Fair values of derivative instruments as of December 31, 2012 were as follows:

	Asset Derivatives		Liabilities Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Forward currency exchange contracts (Foreign currency exchange contracts)	Liabilities net of receivables and other assets	$1,038,801	Liabilities net of receivables and other assets	$(1,517,312)
Interest rate contracts (Futures contracts)	Liabilities net of receivables and other assets	66,437	Liabilities net of receivables and other assets	(4,433,845)

Total		$1,105,238		$(5,951,157)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2012 was as follows:

	Location of Gain or Loss on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Forward currency exchange contracts (Foreign currency exchange contracts)	Net realized loss on foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$(9,191,690)	$(3,693,990)
Interest rate contracts (Futures contracts)	Net realized loss on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(14,726,502)	(4,485,354)
Interest rate contracts (Options written)	Net realized gain on options written and net change in unrealized appreciation (depreciation) of options written	1,973,980	(165,983)
Credit contracts (Swap contracts)	Net realized loss on swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	(12,654,208)	177,325

Total		$(34,598,420)	$(8,168,002)

LVIP Delaware Bond Fund–29

LVIP Delaware Bond Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

Derivatives Generally–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2012. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2012.

	Asset Derivative Volume		Liability Derivative Volume
Foreign currency exchange contracts (average cost)	USD	55,660,467	USD	131,353,699
Futures contracts (average notional value)		68,293,047		153,753,128
Options contracts (average notional value)		86,841		260,899
Swap contracts (average notional value)*	EUR	—	EUR	25,857,143
Swap contracts (average notional value)*	USD	—	USD	64,873,504

*	Long represents buying protection and short represents selling protection.

8. Credit and Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s and/or Ba or lower by Moody’s Investors Service, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse affect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933 (Act), as amended, and other securities which may not be readily marketable. The Fund may also invest in securities exempt from registration under Section 4(2) of the Act, which exempts from registration transactions by an issuer not involving any public offering. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to LIAC the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investment in illiquid securities. As of December 31, 2012, no securities have been determined to be illiquid. Section 4(2) and Rule 144A securities have been identified on the Statement of Net Assets.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

LVIP Delaware Bond Fund–30

LVIP Delaware Bond Fund

Notes to Financial Statements (continued)

10. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Delaware Bond Fund–31

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Delaware Bond Fund

We have audited the accompanying statement of net assets of the LVIP Delaware Bond Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012 by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Delaware Bond Fund of the Lincoln Variable Insurance Products Trust at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 18, 2013

Philadelphia, Pennsylvania

LVIP Delaware Bond Fund–32

LVIP Delaware Bond Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2012, the Fund designates distributions paid during the year as follows:

(A) Long-Term Capital Gains Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
20.11%	79.89%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Sub-Advisory Agreements

On August 29 and September 10, 2012, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “LVIP Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the LVIP Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal or approval of the sub-advisory agreement with various sub-advisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the LVIP Trust (each a “Fund”).

The trustees who are not “interested persons” of the LVIP Trust (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and the sub-advisers prior to the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also received information about the Funds throughout the year in connection with the regular quarterly Board meetings from LIAC and, as applicable, the various portfolio management teams providing services to the Funds.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, LVIP Trust officers and Lincoln Life and LIAC employees to consider the renewal of the Advisory Agreements. In considering the renewal or approval of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered, among others, the factors listed below and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed or approved and accordingly, recommended to the Board of Trustees the renewal or approval of the Advisory Agreements.

Approval of Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Independent Trustees considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel, resources, compliance and LIAC’s criteria for review of the sub-adviser’s performance. The Independent Trustees reviewed the services provided by LIAC in serving as investment adviser, the personnel providing the investment management services and compliance staff, regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-adviser. The Independent Trustees noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Independent Trustees also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. Based on this information, the Independent Trustees concluded that the services provided by LIAC were satisfactory.

The Independent Trustees reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2012, for the Fund compared to the average performance of a performance universe of funds in a Lipper category underlying variable insurance products (“performance group”) and a benchmark index.

The Independent Trustees reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee, sub-advisory fee and expense ratio to those of a Lipper expense peer group for the Fund. The Independent Trustees considered that management fees as reported by Lipper include separate administrative and accounting fees for the Fund as well as the funds in the expense group, to the extent the expense group funds pay separate administrative and accounting fees. The expense peer group consists of the Fund and other funds in a Lipper category underlying variable insurance products, as classified by Lipper (“expense group”).

LVIP Delaware Bond Fund–33

LVIP Delaware Bond Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement with LIAC (continued)

The Independent Trustees considered that LIAC does not manage the day-to-day portfolio of the Fund, but had delegated those duties to an unaffiliated sub-adviser. The Independent Trustees concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.

The Independent Trustees noted that the investment management fees for the Fund were below the average investment management fee of the Lipper expense group. On the basis of the information provided, the Independent Trustees concluded that the Fund’s investment management fee was reasonable in light of the nature, quality and extent of services provided by LIAC.

The Independent Trustees considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Independent Trustees considered that the Fund had breakpoints in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.

The Independent Trustees also reviewed the profitability analysis to LIAC and its affiliates with respect to the Fund individually and the Funds group overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Independent Trustees reviewed materials provided by LIAC and Lincoln as to any such benefits. Lincoln Insurance Companies receive and retain 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Independent Trustees also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from Lincoln Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates may benefit from economies of scale with the Fund when it bargains together with the Fund for certain services. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums will be allocated to the Fund as received.

Approval of Sub-Advisory Agreement with Delaware

In considering the renewal of the sub-advisory agreement between LIAC and Delaware Management Company (“Delaware”) on behalf of the Fund, the Independent Trustees considered the nature, extent and quality of services provided by Delaware under the sub-advisory agreement. The Independent Trustees reviewed the services provided by Delaware, the background of the investment professionals servicing the Fund, and the reputation, resources and investment approach of Delaware. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage arrangements, soft dollar usage and compliance and regulatory matters.

The Independent Trustees reviewed the Fund’s return compared to the average return of the Lipper performance group of BBB-rated corporate debt funds and the Barclays Capital U.S. Aggregate Bond Index. The Independent Trustees noted that the Fund’s return for the one year, three year and five year periods was above the average of the Lipper performance group and the benchmark index. The Independent Trustees concluded that the services provided by Delaware were satisfactory.

The Independent Trustees reviewed the sub-advisory fee schedule which includes breakpoints, compared to the management fees of funds with similar investment strategies where Delaware serves as the investment adviser and noted that the sub-advisory fees for the Fund were above range of the Lipper contractual sub-advisor fees expense group. The Independent Trustees considered that the sub-advisory fee schedule was negotiated between LIAC and Delaware. The Independent Trustees concluded that the sub-advisory fees for the Fund were reasonable.

With respect to profitability, the Independent Trustees considered information regarding Delaware’s estimated profitability from providing sub-advisory services to the Fund and concluded that Delaware’s estimated profitability was not unreasonable. The Independent Trustees reviewed materials provided by Delaware as to any additional benefits it receives and noted Delaware has the ability to obtain research with soft dollars that may or may not be used by the Fund and may be used for the benefit of Delaware and its other clients.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Independent Trustees determined that the terms of the investment management agreement and sub-advisory agreement for the Fund continue to be fair and reasonable, and that the continuation of each such agreement is in the best interests of the Fund and recommended the renewal of the respective agreements to the Board of Trustees.

LVIP Delaware Bond Fund–34

Officer/Trustee Information for Lincoln VIP Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Fidelity Investments	71	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	71	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Retired; Formerly, Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	71	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	71	N/A
Gary D. Lemon, PH.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly, Advisory Trustee since November 2004	Joseph Percival Allen III University Professor, James W. Emerson Director of the Robert C. McDermond Center for Management and Entrepreneurship, Professor of Economics and Management, DePauw University	71	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C.	71	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; Formerly, President Emeritus, Indiana Health Association; Formerly, President, Indiana Hospital & Health Association	71	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC.	71	N/A
Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since June 2011	Senior Vice President and Treasurer, Lincoln National Corporation; Formerly, Senior Vice President, Head of Insurance & Retirement Solutions Financial Management	N/A	N/A

LVIP Delaware Bond Fund–35

Officer/Trustee Information for Lincoln VIP Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Jill R. Whitelaw, Esq.[1] Radnor Financial Center, 150 N. Radnor Chestor Rd, Radnor, PA 19087 YOB: 1963	Vice President, Secretary, and Chief Legal Officer	Vice President, Secretary, and Chief Legal Officer since December 2012; Formerly, Secretary and Chief Legal Officer since June 2011	Vice President and Chief Counsel - Fund Management, The Lincoln National Life Insurance Company; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corp.; Formerly, Of Counsel - Montgomery, McCracken, Walker & Rhoades; Director - Merrill Lynch, Pierce, Fenner & Smith	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, Director of Funds Management, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A
Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Vice President since December 2012	Vice President, The Lincoln National Life Insurance Company	N/A	N/A
Blake W. Martin[1] Radnor Financial Center, 150 N. Radnor Chester Rd, Radnor, PA 19087 YOB: 1956	Vice President	Vice President since December 2012	Vice President and Head of Corporate Tax, Lincoln National Corporation; Formerly, Independent Consultant and Managing Director at Smart Business Advisory and Consulting, LLC.	N/A	N/A
John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President since June 2011 and Chief Compliance Officer since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A
David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011	Vice President, Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly, Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A

LVIP Delaware Bond Fund–36

Officer/Trustee Information for Lincoln VIP Trust (unaudited) (continued)

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*	The Trust Complex is comprised of the 66 Series of the Lincoln Variable Insurance Products Trust and the 5 Series of the Lincoln Advisors Trust.

[1]

All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940, by reason of their being officers of Lincoln Investment Advisors Corporation.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Delaware Bond Fund–37

LVIP Delaware Diversified Floating Rate Fund

LVIP Delaware Diversified

Floating Rate Fund

a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2012

LVIP Delaware Diversified Floating Rate Fund

LVIP Delaware Diversified Floating Rate Fund

2012 Annual Report Commentary (unaudited)

Managed by:

The Fund returned 4.22% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2012, while its benchmark, the Floating Rate Composite Index1, returned 5.54%.

The past year saw investor sentiment turn more positive as market volatility declined from levels witnessed during 2011. This was in part due to further policy actions by central banks in both Europe and the U.S., continued positive flows into fixed income and an insatiable appetite for yield.

The post effects of European Central Bank (ECB) action in late 2011 spilled over into early 2012 as the ECB continued to pursue liquidity strategies for the financial system. Furthermore, the structural completion of certain funding mechanisms for sovereigns in the region provided an additional measure of liquidity. A significant turning point, after a brief respite from markets moving higher, occurred during the summer when ECB president, Mario Draghi, made aggressive statements around steps the Central Bank would take around preserving the Euro zone, which ultimately resulted in the announcement of the “outright monetary transactions” (OMT) plan.

Additional steps were taken by the Federal Reserve as well during the year, including the announcement of a continuation of asset purchases after the expiration of “Operation Twist” (a program designed to boost the economy by driving down long-term interest rates through the sale of $400 billion in short-term securities and the purchase of an equal amount of long-term securities), which didn’t offer a pre-determined amount for the program but, instead, open ended purchases. The Fed also took steps in an attempt to provide more transparency around monetary policy by publishing a statement that included applying specific targets to the unemployment rate and long-term inflation expectations when setting strategy. The three month London interbank offered rate (LIBOR) gradually declined during the year from the recent highs observed during late 2011, in part the result of significant liquidity being injected into the global markets.

Within the Fund, lower rated assets generally outperformed higher quality assets during the year; this performance was led by the returns posted by the emerging market holdings. Additionally, the Fund’s exposure to bank loans and high yield corporate bonds performed well, too, returning approximately 8.50% and 11.75%, respectively as of December 31, 2012. The small exposure to commercial mortgage-backed securities was additive as well.

Investment grade corporate credit experienced risk premiums moving lower, driving up security prices. Holdings to financials led performance of investment grade credit, while higher quality non-corporate debt lagged the overall performance of the Fund. Other laggards included triple-A rated asset-backed securities and high quality mortgage-backed issues.

Calendar year 2012 generally saw interest rates move lower across the Treasury curve. As a result, the Fund hedges in place to help protect against rising rates tempered the performance realized by the Fund’s holdings of fixed rate assets. Systemic related hedges were an important part of the overall Fund management strategy. These hedges included the purchase of credit protection on European credits and sovereign risk. These hedges were in place to help minimize Fund volatility in the event market risks increased. During the period asset risk premiums compressed, which resulted in the hedges underperforming, somewhat offsetting the price appreciation realized on the Fund’s bond holdings. The currency exposures in the Fund to the developed world reduced performance.

We believe the developed world economies should continue to experience relatively benign growth and remain challenged by an overburdened fiscal sector. We will continue to assign a high degree of importance to liquidity in the Fund in order to remain flexible in a market that remains plagued with difficulties, while closely monitoring the impacts of experimental monetary policies around the globe.

Paul Grillo, CFA

Roger A. Early, CPA, CFA, CFP®

J. David Hillmeyer, CFA

Adam H. Brown, CFA

Delaware Investments

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 5/3/10 through 12/31/12

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Delaware Diversified Floating Rate Fund on 5/3/10 (commencement of operations). As the chart shows, by December 31, 2012, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,554 for the Standard Class shares and to $10,484 for the Service Class shares. For comparison, look at how the Floating Rate Composite Index and the Bank of America Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index did over the same period. The same $10,000 investment would have increased to $10,686, and $10,105, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

LVIP Delaware Diversified Floating Rate Fund–1

LVIP Delaware Diversified Floating Rate Fund

2012 Annual Report Commentary (unaudited) (continued)

Average annual total returns on investment	Ended 12/31/12

Standard Class Shares
One Year	+4.22%
Inception (5/3/10)	+2.04%

Service Class Shares
One Year	+3.96%
Inception (5/3/10)	+1.78%

1	The Floating Rate Composite Index is an unmanaged index compiled by Lincoln Investment Advisors Corporation (LIAC), the Fund’s adviser. The Floating Rate Composite is constructed as follows: 70% Barclays Capital U.S. Floating Rate Note Index, 25% Barclays Capital U.S. High Yield Loans Index and 5% Bank of America ABS Master Floating Rate Index.
2	The Bank of America Merill Lynch U.S. Dollar 3-Month Libor Constant Maturity Index represents the London intrabank offered rate (LIBOR) with a constant 3-month average maturity. LIBOR is a composite of the rates of the interest at which banks borrow from one another in the London market, and it is a widely used benchmark for short-term interest rates.

Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. (DMHI) and its subsidiaries, including Delaware Management Company, sub-advisor to the Fund. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

Investments in LVIP Delaware Diversified Floating Rate Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, include their subsidiaries or related companies, and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company gurantees or will guarantee the performance of the LVIP Delaware Diversified Floating Rate Fund, the repayment of capital from the LVIP Delaware Diversified Floating Rate Fund, or any particular rate of return.

All third-party trademarks are the property of their respective owners.

(c) 2013 Delaware Management Holdings, Inc.

LVIP Delaware Diversified Floating Rate Fund–2

LVIP Delaware Diversified Floating Rate Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2012 to December 31, 2012

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2012 to December 31, 2012.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled, “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Annualized Expense Ratio	Expenses Paid During Period 7/1/12 to 12/31/12*
Actual
Standard Class Shares	$1,000.00	$1,022.40	0.68%	$3.46
Service Class Shares	1,000.00	1,021.20	0.93%	4.72
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.72	0.68%	$3.46
Service Class Shares	1,000.00	1,020.46	0.93%	4.72

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP Delaware Diversified Floating Rate Fund–3

LVIP Delaware Diversified Floating Rate Fund

Security Type/Sector Allocation (unaudited)

As of December 31, 2012

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets
Agency Collateralized Mortgage Obligations	1.49%
Agency Mortgage-Backed Security	0.01%
Commercial Mortgage-Backed Securities	0.60%
Convertible Bonds	0.65%
Corporate Bonds	68.59%
Aerospace & Defense	1.25%
Auto Components	0.77%
Automobiles	0.67%
Beverages	3.01%
Biotechnology	1.07%
Capital Markets	0.63%
Chemicals	2.98%
Commercial Banks	6.99%
Commercial Services & Supplies	1.06%
Computers & Peripherals	0.94%
Construction & Engineering	0.05%
Construction Materials	0.20%
Consumer Finance	4.06%
Diversified Financial Services	4.86%
Diversified Telecommunication Services	2.91%
Electric Utilities	4.34%
Energy Equipment & Services	1.61%
Food & Staples Retailing	1.13%
Food Products	2.42%
Health Care Equipment & Supplies	0.26%
Health Care Providers & Services	1.20%
Hotels, Restaurants & Leisure	0.18%
Household Durables	0.06%
Household Products	0.18%
Industrial Conglomerates	0.79%
Insurance	4.13%
Internet & Catalog Retail	0.12%
Internet Software & Services	0.63%

Security Type/Sector	Percentage of Net Assets
IT Services	0.84%
Life Sciences Tools & Services	0.13%
Machinery	0.40%
Media	1.77%
Metals & Mining	1.16%
Multiline Retail	0.48%
Multi-Utilities	3.32%
Office Electronics	0.29%
Oil, Gas & Consumable Fuels	5.21%
Paper & Forest Products	0.36%
Pharmaceuticals	0.85%
Real Estate Investment Trusts	1.47%
Road & Rail	0.08%
Semiconductors & Semiconductor Equipment	1.27%
Software	0.71%
Textiles, Apparel & Luxury Goods	0.26%
Thrift & Mortgage Finance	0.33%
Tobacco	0.10%
Wireless Telecommunication Services	1.06%
Municipal Bonds	1.84%
Non-Agency Asset-Backed Securities	10.68%
Regional Bond	0.24%
Senior Secured Loans	10.97%
Sovereign Bonds	1.78%
Supranational Bank	0.08%
Preferred Stock	0.10%
Money Market Mutual Fund	3.71%
Total Value of Securities	100.74%
Liabilities Net of Receivables and Other Assets	(0.74%)
Total Net Assets	100.00%

LVIP Delaware Diversified Floating Rate Fund–4

LVIP Delaware Diversified Floating Rate Fund

Statement of Net Assets

December 31, 2012

	Principal Amount°	Value (U.S. $)

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–1.49%
Fannie Mae REMICs
Series 1996-46 ZA 7.50% 11/25/26	7,638	$8,892
•Series 2005-106 QF 0.72% 12/25/35	2,990,355	3,018,438
•Series 2006-40 F 0.51% 5/25/36	383,463	384,528
Freddie Mac REMICs
•Series 3152 JF 0.659% 8/15/35	404,692	407,737
•Series 3311 VF 0.449% 5/15/37	672,074	672,507
•Series 3780 LF 0.609% 3/15/29	77,935	78,042
•Series 3800 AF 0.709% 2/15/41	1,176,074	1,185,990
•GNMA Series 2010-46 MF 0.609% 5/16/34	653,511	658,122

Total Agency Collateralized Mortgage Obligations (Cost $6,360,672)		6,414,256

AGENCY MORTGAGE-BACKED SECURITY–0.01%
Fannie Mae S.F. 20 yr 5.50% 12/1/29	40,831	44,415

Total Agency Mortgage-Backed Security (Cost $44,798)		44,415

COMMERCIAL MORTGAGE-BACKED SECURITIES–0.60%
#•American Tower Trust Series 2007-1A AFL 144A 0.399% 4/15/37	1,125,000	1,122,739
Citigroup Commercial Mortgage Trust Series 2012-GC8 A4 3.024% 9/10/45	325,000	340,790
JPMorgan Chase Commercial Mortgage Securities Series 2011-C5 A3 4.171% 8/15/46	535,000	609,301
#VNO Mortgage Trust Series 2012-6AVE A 144A 2.996% 11/15/30	500,000	516,069

Total Commercial Mortgage-Backed Securities (Cost $2,546,908)		2,588,899

CONVERTIBLE BONDS–0.65%
L-3 Communications Holdings 3.00% exercise price $91.21, expiration date 8/1/35	815,000	829,263
Linear Technology 3.00% exercise price $42.07, expiration date 4/30/27	410,000	428,963
Live Nation Entertainment 2.875% exercise price $27.14, expiration date 7/14/27	705,000	701,475

	Principal Amount°	Value (U.S. $)

CONVERTIBLE BONDS (continued)
Mylan 3.75% exercise price $13.32, expiration date 9/15/15	45,000	$95,878
PHH 4.00% exercise price $25.80, expiration date 2/28/14	650,000	730,031
Steel Dynamics 5.125% exercise price $17.32, expiration date 6/15/14	35,000	38,259

Total Convertible Bonds (Cost $2,587,236)		2,823,869

CORPORATE BONDS–68.59%
Aerospace & Defense–1.25%
Precision Castparts 1.25% 1/15/18	2,100,000	2,106,027
•United Technologies 0.811% 6/1/15	3,250,000	3,283,982

		5,390,009

Auto Components–0.77%
Delphi 6.125% 5/15/21	1,200,000	1,338,000
•Johnson Controls 0.723% 2/4/14	2,000,000	2,006,556

		3,344,556

Automobiles–0.67%
Daimler Finance North America #•144A 1.51% 9/13/13	1,260,000	1,267,274
#144A 2.25% 7/31/19	500,000	504,551
#•Volkswagen International Finance 144A 1.06% 3/21/14	1,100,000	1,106,195

		2,878,020

Beverages–3.01%
Anheuser-Busch InBev Worldwide •0.70% 7/14/14	2,200,000	2,209,189
•0.863% 1/27/14	1,053,000	1,058,834
•1.04% 3/26/13	950,000	951,801
•Coca-Cola Enterprises 0.611% 2/18/14	2,330,000	2,334,068
Heineken #144A 2.75% 4/1/23	750,000	738,047
#144A 3.40% 4/1/22	20,000	20,903
PepsiCo 4.50% 1/15/20	2,000,000	2,316,426
#Pernod-Ricard 144A 4.25% 7/15/22	1,000,000	1,101,135
#SABMiller Holdings 144A 1.85% 1/15/15	2,250,000	2,295,443

		13,025,846

Biotechnology–1.07%
Amgen 3.875% 11/15/21	2,390,000	2,629,507
4.10% 6/15/21	505,000	560,469

LVIP Delaware Diversified Floating Rate Fund–5

LVIP Delaware Diversified Floating Rate Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Biotechnology (continued)
Celgene 3.25% 8/15/22	665,000	$679,286
Genzyme 3.625% 6/15/15	700,000	750,427

		4,619,689

Capital Markets–0.63%
•Bank of New York Mellon 1.162% 11/24/14	500,000	506,952
Goldman Sachs Group 3.30% 5/3/15	1,105,000	1,152,343
Lazard Group 6.85% 6/15/17	915,000	1,058,603

		2,717,898

Chemicals–2.98%
Cabot 2.55% 1/15/18	535,000	552,110
3.70% 7/15/22	535,000	543,561
CF Industries 6.875% 5/1/18	1,240,000	1,516,537
7.125% 5/1/20	500,000	630,203
Dow Chemical 3.00% 11/15/22	1,170,000	1,169,874
8.55% 5/15/19	475,000	642,118
•duPont (E.I.) deNemours 0.73% 3/25/14	3,140,000	3,155,976
Ecolab 1.45% 12/8/17	2,205,000	2,197,587
LyondellBasell Industries 5.75% 4/15/24	840,000	991,200
#Mexichem SAB de CV 144A 4.875% 9/19/22	400,000	432,000
#NewMarket 144A 4.10% 12/15/22	1,015,000	1,034,877

		12,866,043

Commercial Banks–6.99%
•Abbey National Treasury Services 1.893% 4/25/14	1,360,000	1,357,326
#•Australia & New Zealand Banking Group 144A 1.09% 1/10/14	675,000	679,389
Banco do Brasil 3.875% 10/10/22	440,000	444,400
#Banco Santander Chile 144A 3.875% 9/20/22	230,000	236,357
#Banco Santander Mexico 144A 4.125% 11/9/22	555,000	566,100
Bancolombia 5.125% 9/11/22	388,000	405,460
•Bank of Montreal 0.783% 4/29/14	1,125,000	1,130,235
Barclays Bank 7.625% 11/21/22	600,000	600,750
BBVA US Senior 4.664% 10/9/15	270,000	277,015
Branch Banking & Trust •0.612% 5/23/17	980,000	958,945
•0.63% 9/13/16	1,755,000	1,729,272

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Commercial Banks (continued)
#Caixa Economica Federal 144A 2.375% 11/6/17	610,000	$606,950
#•CoBank 144A 0.908% 6/15/22	425,000	349,472
•Fifth Third Bank 0.421% 5/17/13	1,545,000	1,544,765
•Fifth Third Capital Trust IV 6.50% 4/15/37	100,000	100,375
#HSBC Bank 144A 4.75% 1/19/21	1,525,000	1,762,680
HSBC Holdings 4.00% 3/30/22	395,000	433,314
#•ING Bank 144A 1.95% 9/25/15	1,500,000	1,517,615
#•National Australia Bank 144A 1.067% 4/11/14	1,110,000	1,117,239
•National City Bank 0.681% 6/7/17	3,360,000	3,286,866
•PNC Financial Services Group 2.854% 11/9/22	110,000	110,877
•PNC Funding 0.513% 1/31/14	870,000	870,604
Regions Financial 5.75% 6/15/15	385,000	417,244
#•Standard Chartered 144A 1.26% 5/12/14	1,300,000	1,304,689
•SunTrust Bank 0.602% 8/24/15	1,415,000	1,375,581
SVB Financial Group 5.375% 9/15/20	310,000	349,008
#•Swedbank 144A 0.79% 1/14/13	600,000	600,018
•USB Capital IX 3.50% 10/29/49	465,000	420,904
Wachovia •0.578% 6/15/17	1,700,000	1,661,857
•0.71% 10/15/16	2,449,000	2,407,786
Zions Bancorp 4.50% 3/27/17	200,000	209,151
7.75% 9/23/14	1,260,000	1,376,677

		30,208,921

Commercial Services & Supplies–1.06%
#ADT 144A 2.25% 7/15/17	1,070,000	1,062,638
International Lease Finance 5.875% 4/1/19	105,000	111,195
6.25% 5/15/19	796,000	851,720
Penske Truck Leasing #144A 3.375% 3/15/18	1,050,000	1,060,671
#144A 3.75% 5/11/17	1,305,000	1,366,886
#144A 4.875% 7/11/22	145,000	150,070

		4,603,180

Computers & Peripherals–0.94%
•Hewlett-Packard 0.592% 5/24/13	1,490,000	1,485,831
NetApp 2.00% 12/15/17	1,780,000	1,775,737
3.25% 12/15/22	285,000	281,151

LVIP Delaware Diversified Floating Rate Fund–6

LVIP Delaware Diversified Floating Rate Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Computers & Peripherals (continued)
#Seagate Technology Internationals 144A 10.00% 5/1/14	469,000	$507,106

		4,049,825

Construction & Engineering–0.05%
#URS 144A 5.00% 4/1/22	200,000	206,265

		206,265

Construction Materials–0.20%
#Cemex Finance 144A 9.375% 10/12/22	200,000	226,000
#•Cemex SAB de CV 144A 5.311% 9/30/15	650,000	661,375

		887,375

Consumer Finance–4.06%
#•American Honda Finance 144A 0.53% 11/3/14	1,210,000	1,210,532
Capital One Financial •0.953% 11/6/15	1,700,000	1,705,486
•1.49% 7/15/14	1,070,000	1,081,954
•Caterpillar Financial Services 0.472% 2/22/13	2,750,000	2,751,185
Ford Motor Credit 3.00% 6/12/17	1,400,000	1,439,887
John Deere Capital •0.443% 10/8/14	4,000,000	4,003,196
•0.465% 4/25/14	1,500,000	1,502,607
•0.49% 7/15/13	500,000	500,655
0.95% 6/29/15	1,500,000	1,509,246
•PACCAR Financial 0.561% 6/5/14	1,830,000	1,834,555

		17,539,303

Diversified Financial Services–4.86%
#•American Honda Finance 144A 0.708% 6/18/14	2,500,000	2,509,045
Bank of America 1.50% 10/9/15	1,150,000	1,156,661
•1.733% 1/30/14	710,000	716,120
3.75% 7/12/16	400,000	427,925
3.875% 3/22/17	365,000	396,237
#CDP Financial 144A 4.40% 11/25/19	600,000	691,422
ERAC USA Finance #144A 3.30% 10/15/22	245,000	248,566
#144A 5.25% 10/1/20	730,000	836,153
General Electric Capital #144A 3.80% 6/18/19	250,000	266,777
5.55% 5/4/20	1,335,000	1,589,466
5.625% 5/1/18	1,180,000	1,402,936
•7.125% 12/15/49	300,000	340,429

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Diversified Financial Services (continued)
#Hutchison Whampoa International 12 II 144A 2.00% 11/8/17	1,195,000	$1,197,096
#Hyundai Capital America 144A 4.00% 6/8/17	890,000	961,527
JPMorgan Chase •0.985% 10/15/15	4,000,000	4,004,960
4.35% 8/15/21	325,000	364,088
•National Rural Utilities Cooperative Finance 0.604% 4/4/14	1,750,000	1,754,279
#Temasek Financial I 144A 2.375% 1/23/23	750,000	742,430
#•USB Realty 144A 1.487% 12/22/49	1,600,000	1,376,224

		20,982,341

Diversified Telecommunication Services–2.91%
AT&T 2.625% 12/1/22	530,000	532,026
•British Telecommunications 1.434% 12/20/13	2,000,000	2,017,060
CenturyLink 5.80% 3/15/22	1,395,000	1,477,327
Deutsche Telekom International Finance #144A 2.25% 3/6/17	450,000	461,928
#144A 3.125% 4/11/16	980,000	1,037,394
#Oi 144A 5.75% 2/10/22	595,000	621,775
#Qtel International Finance 144A 3.25% 2/21/23	230,000	230,345
Qwest 6.75% 12/1/21	165,000	193,707
#Telefonica Chile 144A 3.875% 10/12/22	600,000	601,956
•Telefonica Emisiones 0.643% 2/4/13	1,040,000	1,038,905
Verizon Communications 2.00% 11/1/16	1,255,000	1,300,041
6.10% 4/15/18	425,000	523,181
Virgin Media Secured Finance 6.50% 1/15/18	1,500,000	1,621,875
#Vivendi 144A 6.625% 4/4/18	775,000	912,153

		12,569,673

Electric Utilities–4.34%
#American Transmission Systems 144A 5.25% 1/15/22	1,040,000	1,199,834
•Appalachian Power 0.685% 8/16/13	4,585,000	4,591,589
#APT Pipelines 144A 3.875% 10/11/22	275,000	274,411
Consumers Energy 2.85% 5/15/22	235,000	243,400
Entergy Mississippi 3.10% 7/1/23	250,000	247,317

LVIP Delaware Diversified Floating Rate Fund–7

LVIP Delaware Diversified Floating Rate Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Electric Utilities (continued)
#Eskom Holdings 144A 5.75% 1/26/21	485,000	$552,294
Georgia Power •0.61% 1/15/13	1,000,000	1,000,030
•0.628% 3/15/13	790,000	790,137
Great Plains Energy 5.292% 6/15/22	1,040,000	1,170,915
#Korea Hydro & Nuclear Power 144A 3.00% 9/19/22	470,000	463,522
LG&E & KU Energy 3.75% 11/15/20	1,745,000	1,845,971
NextEra Energy Capital Holdings 1.20% 6/1/15	1,000,000	1,007,711
•6.35% 10/1/66	1,000,000	1,068,390
#Niagara Mohawk Power 144A 2.721% 11/28/22	1,510,000	1,504,775
•Northeast Utilities 1.059% 9/20/13	1,100,000	1,105,770
PPL Capital Funding 4.20% 6/15/22	110,000	118,526
•6.70% 3/30/67	200,000	211,695
•Southern California Edison 0.758% 9/15/14	1,060,000	1,066,396
Wisconsin Power & Light 2.25% 11/15/22	290,000	285,919

		18,748,602

Energy Equipment & Services–1.61%
•BP Capital Markets 0.91% 3/11/14	1,955,000	1,966,595
Noble Holding International 3.05% 3/1/16	450,000	469,873
#•Schlumberger Investment 144A 0.861% 9/12/14	1,970,000	1,983,561
Transocean 3.80% 10/15/22	390,000	400,539
5.05% 12/15/16	1,230,000	1,370,748
Weatherford International Bermuda 4.50% 4/15/22	720,000	765,528

		6,956,844

Food & Staples Retailing–1.13%
CVS Caremark 2.75% 12/1/22	1,960,000	1,971,448
Safeway 4.75% 12/1/21	405,000	418,026
•Walgreen 0.81% 3/13/14	2,500,000	2,504,160

		4,893,634

Food Products–2.42%
#BRF-Brasil Foods 144A 5.875% 6/6/22	450,000	497,250
•Campbell Soup 0.613% 8/1/14	2,970,000	2,981,767
•General Mills 0.66% 5/16/14	2,775,000	2,781,863
Kraft Foods 5.375% 2/10/20	405,000	489,681

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Food Products (continued)
Kraft Foods Group #144A 1.625% 6/4/15	2,250,000	$2,291,339
#144A 3.50% 6/6/22	810,000	866,310
#144A 5.375% 2/10/20	445,000	535,124

		10,443,334

Health Care Equipment & Supplies–0.26%
•DENTSPLY International 1.81% 8/15/13	1,100,000	1,106,237

		1,106,237

Health Care Providers & Services–1.20%
Humana 3.15% 12/1/22	790,000	787,260
Laboratory Corporation of America Holdings 2.20% 8/23/17	210,000	215,790
•Quest Diagnostics 1.16% 3/24/14	2,580,000	2,596,520
WellPoint 3.30% 1/15/23	1,535,000	1,578,278

		5,177,848

Hotels, Restaurants & Leisure–0.18%
Darden Restaurants 3.35% 11/1/22	660,000	639,956
Wyndham Worldwide 4.25% 3/1/22	155,000	160,336

		800,292

Household Durables–0.06%
Newell Rubbermaid 2.05% 12/1/17	245,000	248,547

		248,547

Household Products–0.18%
Energizer Holdings 4.70% 5/24/22	735,000	788,555

		788,555

Industrial Conglomerates–0.79%
•Danaher 0.56% 6/21/13	3,135,000	3,138,323
Tyco Electronics Group 1.60% 2/3/15	265,000	269,062

		3,407,385

Insurance–4.13%
Alleghany 4.95% 6/27/22	160,000	175,591
American International Group 6.40% 12/15/20	90,000	111,852
8.25% 8/15/18	500,000	658,490
•Berkshire Hathaway 0.74% 2/11/13	1,750,000	1,751,342
•Berkshire Hathaway Finance 0.68% 1/10/14	1,480,000	1,485,372
•Chubb 6.375% 3/29/67	1,045,000	1,144,275

LVIP Delaware Diversified Floating Rate Fund–8

LVIP Delaware Diversified Floating Rate Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Insurance (continued)
#ING US 144A 5.50% 7/15/22	585,000	$636,034
#Liberty Mutual Group 144A 4.95% 5/1/22	365,000	398,558
MassMutual Global Funding II #•144A 0.72% 1/14/14	2,400,000	2,407,010
#•144A 0.81% 9/27/13	550,000	552,148
#•MetLife Institutional Funding II 144A 1.254% 4/4/14	3,150,000	3,177,755
Metropolitan Life Global Funding I #•144A 0.659% 3/19/14	1,000,000	1,001,258
#144A 3.875% 4/11/22	100,000	108,970
Montpelier Re Holdings 4.70% 10/15/22	340,000	348,529
New York Life Global Funding #•144A 0.614% 4/4/14	765,000	768,109
#144A 1.65% 5/15/17	1,000,000	1,019,470
Principal Financial Group 3.30% 9/15/22	850,000	864,048
Prudential Financial •5.625% 6/15/43	630,000	656,019
•5.875% 9/15/42	565,000	595,369

		17,860,199

Internet & Catalog Retail–0.12%
#QVC 144A 5.125% 7/2/22	500,000	525,080

		525,080

Internet Software & Services–0.63%
Amazon.com 2.50% 11/29/22	1,375,000	1,358,182
Baidu 3.50% 11/28/22	550,000	554,293
eBay 2.60% 7/15/22	275,000	278,387
#Tencent Holdings 144A 3.375% 3/5/18	500,000	517,037

		2,707,899

IT Services–0.84%
Fiserv 3.50% 10/1/22	300,000	306,056
International Business Machines 1.25% 2/6/17	1,385,000	1,401,019
Western Union •0.891% 3/7/13	940,000	940,861
2.875% 12/10/17	975,000	967,180

		3,615,116

Life Sciences Tools & Services–0.13%
Thermo Fisher Scientific 3.20% 5/1/15	525,000	552,924

		552,924

Machinery–0.40%
•Eaton 0.638% 6/16/14	1,750,000	1,748,135

		1,748,135

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Media–1.77%
#CC Holdings GS V 144A 3.849% 4/15/23	120,000	$122,336
COX Communications #144A 3.25% 12/15/22	800,000	826,759
#144A 6.25% 6/1/18	350,000	428,114
DIRECTV Holdings 3.80% 3/15/22	520,000	537,501
Historic TW 6.875% 6/15/18	430,000	542,516
Interpublic Group 2.25% 11/15/17	230,000	226,950
3.75% 2/15/23	330,000	331,573
4.00% 3/15/22	885,000	918,031
NBCUniversal Media 5.15% 4/30/20	450,000	534,286
Time Warner Cable 5.85% 5/1/17	1,240,000	1,466,264
8.25% 4/1/19	400,000	532,978
Walt Disney 2.35% 12/1/22	1,160,000	1,173,234

		7,640,542

Metals & Mining–1.16%
Alcoa 5.40% 4/15/21	175,000	182,446
Anglo American Capital #144A 2.625% 4/3/17	415,000	423,038
#144A 2.625% 9/27/17	550,000	561,912
ArcelorMittal 6.75% 2/25/22	23,000	24,180
10.35% 6/1/19	415,000	502,779
Barrick Gold 3.85% 4/1/22	490,000	519,689
Barrick North America Finance 4.40% 5/30/21	155,000	170,280
BHP Billiton Finance USA 3.25% 11/21/21	155,000	167,143
Rio Tinto Finance USA 2.875% 8/21/22	730,000	736,366
#Samarco Mineracao 144A
4.125% 11/1/22	459,000	468,180
Teck Resources 3.75% 2/1/23	870,000	894,209
Vale Overseas 4.375% 1/11/22	355,000	380,740

		5,030,962

Multiline Retail–0.48%
Dollar General 4.125% 7/15/17	75,000	79,125
•Target 0.495% 7/18/14	2,000,000	2,006,746

		2,085,871

Multi-Utilities–3.32%
Abu Dhabi National Energy #144A 2.50% 1/12/18	200,000	202,500
#144A 3.625% 1/12/23	200,000	207,000
Ameren Illinois 9.75% 11/15/18	385,000	535,365
CenterPoint Energy 6.50% 5/1/18	850,000	1,037,987

LVIP Delaware Diversified Floating Rate Fund–9

LVIP Delaware Diversified Floating Rate Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Multi-Utilities (continued)
CMS Energy 5.05% 3/15/22	200,000	$223,893
•DTE Energy 1.011% 6/3/13	4,100,000	4,108,204
GDF Suez #144A 1.625% 10/10/17	1,400,000	1,401,270
#144A 2.875% 10/10/22	385,000	381,876
•Integrys Energy Group 6.11% 12/1/66	600,000	629,796
SCANA 4.125% 2/1/22	1,445,000	1,518,016
Sempra Energy •1.068% 3/15/14	2,675,000	2,689,836
2.875% 10/1/22	500,000	502,272
•Wisconsin Energy 6.25% 5/15/67	856,000	922,153

		14,360,168

Office Electronics–0.29%
Xerox •1.71% 9/13/13	1,200,000	1,208,077
6.35% 5/15/18	40,000	46,185

		1,254,262

Oil, Gas & Consumable Fuels–5.21%
Apache 2.625% 1/15/23	195,000	195,061
Chevron 2.355% 12/5/22	1,050,000	1,053,989
#CNOOC Finance 2012 144A 3.875% 5/2/22	360,000	383,315
Ecopetrol 7.625% 7/23/19	590,000	765,525
El Paso Pipeline Partners Operating 6.50% 4/1/20	860,000	1,052,923
•Enbridge Energy Partners 8.05% 10/1/37	1,090,000	1,239,279
Enterprise Products Operating 3.20% 2/1/16	50,000	52,871
•7.034% 1/15/68	995,000	1,140,500
EOG Resources 2.625% 3/15/23	295,000	297,738
#Gazprom Neft Capital 144A 4.375% 9/19/22	460,000	472,650
Kinder Morgan Energy Partners 6.00% 2/1/17	775,000	906,040
Lukoil International Finance 6.125% 11/9/20	610,000	708,363
Murphy Oil 2.50% 12/1/17	810,000	815,933
3.70% 12/1/22	400,000	399,298
Occidental Petroleum 2.70% 2/15/23	1,270,000	1,298,675
ONEOK Partners 2.00% 10/1/17	1,175,000	1,186,104
#Pertamina Persero 144A 4.875% 5/3/22	555,000	607,725
Petrobras International Finance 3.875% 1/27/16	1,085,000	1,150,103
5.375% 1/27/21	37,000	41,840

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
Petrohawk Energy 7.25% 8/15/18	405,000	$457,757
7.875% 6/1/15	1,100,000	1,149,176
Petroleos Mexicanos 4.875% 1/24/22	910,000	1,029,210
Plains All American Pipeline 5.00% 2/1/21	640,000	742,601
#PTT 144A 3.375% 10/25/22	450,000	448,469
Shell International Finance 2.25% 1/6/23	405,000	401,005
Statoil 2.45% 1/17/23	300,000	299,960
•Total Capital Canada 0.71% 1/17/14	1,405,000	1,411,140
•TransCanada PipeLines 6.35% 5/15/67	1,485,000	1,593,264
Williams Partners 7.25% 2/1/17	575,000	699,160
#Woodside Finance 144A 8.125% 3/1/14	475,000	512,653

		22,512,327

Paper & Forest Products–0.36%
Georgia-Pacific 8.00% 1/15/24	805,000	1,127,768
International Paper 4.75% 2/15/22	385,000	436,441

		1,564,209

Pharmaceuticals–0.85%
#•AbbVie 144A 1.072% 11/6/15	3,210,000	3,249,300
Teva Pharmaceutical Finance 2.95% 12/18/22	405,000	410,562

		3,659,862

Real Estate Investment Trusts–1.47%
Alexandria Real Estate Equities 4.60% 4/1/22	725,000	779,640
American Tower 5.90% 11/1/21	865,000	1,034,436
BRE Properties 3.375% 1/15/23	345,000	342,212
Developers Diversified Realty 4.625% 7/15/22	115,000	125,744
Digital Realty Trust 5.25% 3/15/21	1,300,000	1,441,229
Host Hotels & Resorts 4.75% 3/1/23	140,000	149,100
5.25% 3/15/22	545,000	599,500
Mack-Cali Realty 2.50% 12/15/17	870,000	880,322
4.50% 4/18/22	265,000	283,152
National Retail Properties 3.80% 10/15/22	155,000	157,709
UDR 4.625% 1/10/22	255,000	280,941

LVIP Delaware Diversified Floating Rate Fund–10

LVIP Delaware Diversified Floating Rate Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Real Estate Investment Trusts (continued)
#WEA Finance 144A 3.375% 10/3/22	270,000	$278,058

		6,352,043

Road & Rail–0.08%
#Korea Expressway 144A 1.875% 10/22/17	360,000	357,767

		357,767

Semiconductors & Semiconductor Equipment–1.27%
Intel 2.70% 12/15/22	1,810,000	1,811,392
National Semiconductor 6.60% 6/15/17	500,000	618,099
#Samsung Electronics America 144A 1.75% 4/10/17	1,200,000	1,215,348
•Texas Instruments 0.49% 5/15/13	1,850,000	1,852,068

		5,496,907

Software–0.71%
Autodesk 1.95% 12/15/17	1,955,000	1,947,567
Microsoft 2.125% 11/15/22	385,000	382,074
Oracle 2.50% 10/15/22	740,000	748,281

		3,077,922

Textiles, Apparel & Luxury Goods–0.26%
•VF 1.062% 8/23/13	1,100,000	1,105,490

		1,105,490

Thrift & Mortgage Finance–0.33%
Santander Holdings USA 3.00% 9/24/15	1,400,000	1,426,606

		1,426,606

Tobacco–0.10%
Reynolds American 3.25% 11/1/22	415,000	417,738

		417,738

Wireless Telecommunication Services–1.06%
America Movil 3.125% 7/16/22	610,000	621,558
#Crown Castle Towers 144A 4.883% 8/15/20	2,185,000	2,469,452
#Digicel Group 144A 8.25% 9/30/20	410,000	453,050
#SK Telecom 144A 2.125% 5/1/18	200,000	201,594
#•VimpelCom Holdings 144A 4.31% 6/29/14	820,000	825,313

		4,570,967

Total Corporate Bonds (Cost $289,975,390)		296,383,218

	Principal Amount°	Value (U.S. $)

MUNICIPAL BONDS–1.84%
•Kentucky Higher Education Student Loan Revenue
Series 1 Class A-1 0.813% 5/1/20	195,000	$194,791
•Missouri Higher Education Loan Authority Student Revenue Class A-1 1.162% 8/27/29	614,695	622,680
•New Jersey Economic Development Authority Revenue (Building America Bonds) 1.308% 6/15/13	525,000	526,097
•New Mexico Educational Assistance Foundation (Libor Floating)
Series A-3 1.511% 12/1/38	580,000	572,437
North Texas Higher Education Authority Student Loan Revenue (Libor Floating)
•Series 1 1.46% 4/1/40	636,833	651,462
•Series 1 Class A-2 1.26% 7/1/30	925,000	930,837
Oklahoma Student Loan Authority Revenue (Libor-Indexed)
•Series 1 1.498% 6/1/40	1,986,111	2,020,610
•Series 2010-A Class A2A 1.511% 9/1/37	655,000	644,625
•State of Connecticut
Series A 1.68% 3/1/21	1,750,000	1,771,980

Total Municipal Bonds (Cost $7,867,639)		7,935,519

NON-AGENCY ASSET-BACKED SECURITIES–10.68%
•Ally Master Owner Trust
Series 2010-4 A 1.279% 8/15/17	650,000	660,812
American Express Credit Account Master Trust
•Series 2008-6 A 1.409% 2/15/18	2,500,000	2,573,125
•Series 2011-2 A 0.329% 6/15/16	700,000	700,412
•Series 2012-4 A 0.449% 5/15/20	2,000,000	2,003,850
#•Avenue Fund
Series 2007-6A A1 144A 0.555% 7/17/19	1,193,844	1,154,758
•BA Credit Card Trust
Series 2007-A6 A6 0.269% 9/15/16	1,106,500	1,106,518
#•Babson
Series 2005-3A A 144A 0.56% 11/10/19	967,124	940,529
#•Cabela’s Master Credit Card Trust
Series 2012-1A A2 144A 0.739% 2/18/20	3,000,000	3,022,710
•Capital One Multi-Asset Execution Trust
Series 2006-A8 A8 0.239% 4/15/16	390,000	389,982
CenterPoint Energy Transition Bond
Series 2012-1 A2 2.161% 10/15/21	255,000	265,992

LVIP Delaware Diversified Floating Rate Fund–11

LVIP Delaware Diversified Floating Rate Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

NON-AGENCY ASSET-BACKED SECURITIES (continued)
#•Centurion VII
Series 2004-7A A2 144A 0.713% 1/30/16	231,498	$229,870
Chase Issuance Trust
•Series 2012-A6 A 0.339% 8/15/17	2,000,000	2,001,592
•Series 2012-A9 A9 0.359% 10/16/17	2,000,000	2,001,126
#•Chesapeake Funding
Series 2012-2A A 144A 0.658% 5/7/24	2,500,000	2,500,000
•Citibank Credit Card Issuance Trust
Series 2008-A6 A6 1.411% 5/22/17	400,000	409,941
Discover Card Master Trust
•Series 2010-A1 A1 0.859% 9/15/15	806,000	806,878
•Series 2011-A1 A1 0.559% 8/15/16	1,300,000	1,303,492
•Series 2012-A5 A5 0.409% 1/16/18	3,000,000	3,003,378
#Enterprise Fleet Financing
Series 2012-1 A2 144A 1.14% 11/20/17	200,000	201,056
#•Flagship
Series 2005-4A AFUN 144A 0.561% 6/1/17	929,652	906,252
#•Ford Credit Floorplan Master Owner Trust
Series 2001-3 A2 144A 1.909% 2/15/17	1,015,000	1,044,428
GE Capital Credit Card Master Note Trust
•Series 2011-1 A 0.759% 1/15/17	4,250,000	4,271,344
•Series 2011-2 A 0.689% 5/15/19	3,000,000	3,025,086
•Series 2011-3 A 0.439% 9/15/16	1,245,000	1,246,123
•GE Dealer Floorplan Master Note Trust
Series 2012-2 A 0.961% 4/22/19	3,000,000	3,028,332
#Golden Credit Card Trust
Series 2012-5A A 144A 0.79% 9/15/17	280,000	280,717
#•LCM VI
Series 6A A 144A 0.542% 5/28/19	999,000	956,682
#Master Credit Card Trust
Series 2012-2A A 144A 0.78% 4/21/17	360,000	360,766
•MBNA Credit Card Master Note Trust
Series 2006-A5 A5 0.269% 10/15/15	1,000,000	999,690
#•NYLIM Flatiron
Series 2006-1A A2A 144A 0.532% 8/8/20	500,000	483,205
#•Penarth Master Issuer
Series 2011-2A A1 144A 0.959% 11/18/15	820,000	823,253
#•PFS Financing
Series 2010-DA A 144A 1.659% 2/15/15	1,000,000	999,875

	Principal Amount°	Value (U.S. $)

NON-AGENCY ASSET-BACKED SECURITIES (continued)
#•Trafigura Securitisation Finance
Series 2012-1A A 144A 2.609% 10/15/15	205,000	$207,851
#•Victoria Falls
Series 2005-1A A2 144A 0.641% 2/17/17	229,049	225,350
#•Volkswagen Credit Auto Master Trust
Series 2011-1A 144A 0.891% 9/20/16	2,000,000	2,014,010

Total Non-Agency Asset-Backed Securities (Cost $46,090,629)		46,148,985

rREGIONAL BOND–0.24%
Canada–0.24%
Nova Scotia Province 2.375% 7/21/15	1,000,000	1,046,750

Total Regional Bond (Cost $1,037,843)		1,046,750

«SENIOR SECURED LOANS–10.97%
Ashland Tranche B 3.75% 8/23/18	367,360	371,882
Avaya Tranche B-1 3.062% 10/24/14	448,811	441,026
Avis Budget Car Rental 4.25% 3/15/19	1,132,152	1,143,757
Bausch & Lomb Tranche B 5.25% 5/17/19	1,507,425	1,522,635
Blackboard Tranche B2 1st Lien 6.25% 10/4/18	269,325	269,943
BNY ConvergEx Group 8.75% 12/17/17	211,327	200,365
BNY ConvergEx Group (EZE Castle Software) 8.75% 12/17/17	88,674	84,074
Brickman Group Holdings Tranche B1 5.50% 10/14/16	369,387	375,389
Brock Holdings III 6.00% 3/16/17	323,528	325,145
10.00% 3/16/18	285,000	287,138
Burlington Coat Factory Warehouse 5.50% 2/23/17	768,983	776,673
Caesars Entertainment Operating Tranche B6 5.46% 1/28/18	338,000	302,630
Chrysler Group 6.00% 5/24/17	1,213,924	1,241,408
Clear Channel Communications Tranche A 3.612% 7/30/14	860,006	838,016
Compass Investors Tranche B 5.25% 12/14/19	1,655,000	1,653,626
Crown Castle Tranche B 4.00% 1/31/19	2,025,000	2,039,590
DaVita Tranche B 4.50% 10/20/16	754,228	760,627

LVIP Delaware Diversified Floating Rate Fund–12

LVIP Delaware Diversified Floating Rate Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

«SENIOR SECURED LOANS (continued)
Delos Aircraft 4.75% 4/12/16	250,000	$252,500
Delta Air Lines Tranche B 5.50% 4/20/17	883,307	893,518
Dynegy Power 9.25% 8/4/16	190,195	199,467
Emdeon Tranche B 5.00% 11/2/18	396,008	400,421
Endo Health Solutions Tranche B 4.00% 6/17/18	229,357	231,935
Equipower Resources Tranche B 5.50% 12/21/18	423,938	430,648
First Data 5.211% 3/24/17	1,025,209	1,009,508
Generac Power Systems Tranche B 6.25% 5/30/18	399,000	409,141
Getty Images Tranche B 4.75% 10/18/19	465,000	466,221
Gray Television 4.75% 10/12/19	65,000	65,555
Hologic 4.50% 8/1/19	448,875	454,805
Houghton International 1st Lien 5.25% 12/13/19	260,000	262,682
IASIS Healthcare Tranche B 5.00% 5/3/18	1,050,036	1,054,630
Immucor Tranche B 5.75% 8/19/18	454,267	460,884
Ineos US Finance 5.50% 5/4/15	496,250	506,297
Infor US Tranche B2 5.25% 4/5/18	577,104	583,440
Intelsat Jackson Holdings Tranche B1 4.50% 4/2/18	1,048,611	1,059,317
Level 3 Financing 4.75% 8/1/19	675,000	679,853
Multiplan Tranche B 4.75% 8/28/17	522,925	527,500
NRG Energy Tranche B 4.00% 6/10/18	490,025	496,121
Nuveen Investments 5.812% 5/13/17	325,000	326,981
8.25% 2/28/19	505,000	516,049
NXP 5.25% 3/19/19	744,375	751,167
OSI Restaurant Partners Tranche B 1st Lien 4.80% 10/23/19	610,000	617,027
Penn National Gaming Tranche B 3.75% 7/16/18	1,196,978	1,202,496
PQ Tranche B 5.25% 5/8/17	980,000	986,875
PVH TERM LOAN B 3.25% 12/19/19	2,050,000	2,064,237

	Principal Amount°	Value (U.S. $)

«SENIOR SECURED LOANS (continued)
Reynolds & Reynolds 3.75% 4/21/18	1,231,429	$1,238,048
RPI Finance Trust Tranche B 3.50% 5/9/18	2,527,635	2,552,381
Samson Investment Company 2nd Lien 6.00% 9/25/18	815,000	824,849
Sealed Air Tranche B 1st Lien 4.00% 10/3/18	2,715,625	2,759,265
Smart & Final 1st Lien 5.75% 11/15/19	274,000	274,426
Sophia 6.25% 7/19/18	179,310	181,865
Sungard Data Systems 1st Lien 3.50% 1/20/20	140,000	141,400
Swift Transportation Tranche B2 5.00% 12/21/17	209,740	212,275
Toys R Us Tranche B 6.00% 9/1/16	888,455	862,171
Transdigm 4.00% 2/17/17	498,743	503,044
Univision Communications 4.462% 3/31/17	442,083	435,659
Valeant Pharmaceuticals International 4.25% 9/27/19	3,750,000	3,776,944
Visant 5.25% 12/22/16	171,843	156,592
Warner Chilcott Tranche B1 4.25% 3/15/18	368,173	372,048
Warner Chilcott Tranche B2 4.25% 3/15/18	184,086	186,024
Warner Chilcott Tranche B3 4.25% 3/15/18	139,821	141,293
WC Luxco Sarl 4.25% 3/15/18	253,119	255,783
West Tranche B6 5.75% 6/30/18	660,000	671,299
WideOpenWest Finance 6.25% 7/17/18	547,875	554,943
WideOpenWest Finance 1st Lien 6.50% 4/24/18	422,870	428,156
Windstream 4.00% 8/8/19	1,094,500	1,104,082
Zayo Group Tranche B 1st Lien 5.25% 7/2/19	234,411	237,634

Total Senior Secured Loans (Cost $46,754,605)		47,413,380

rSOVEREIGN BONDS–1.78%
Brazil–0.25%
Brazil Notas do Tesouro Nacional Serie B 6.00% 5/15/15 BRL	90,000	1,075,279

		1,075,279

LVIP Delaware Diversified Floating Rate Fund–13

LVIP Delaware Diversified Floating Rate Fund

Statement of Net Assets (continued)

		Principal Amount°	Value (U.S. $)

rSOVEREIGN BONDS (continued)
Colombia–0.18%
•Colombia Government International Bond 2.11% 11/16/15		760,000	$763,420

			763,420

Ireland–0.06%
#VEB Finance 144A 6.025% 7/5/22		215,000	251,013

			251,013

Mexico–0.14%
Mexican Bonos 8.00% 12/17/15	MXN	7,200,000	607,569

			607,569

Norway–0.69%
#•Kommunalbanken 144A 0.443% 10/31/16		3,000,000	3,000,168

			3,000,168

South Africa–0.24%
South Africa Government Inflation-Linked 2.75% 1/31/22	ZAR	7,552,192	1,041,046

			1,041,046

Sri Lanka–0.09%
#Sri Lanka Government International 144A 5.875% 7/25/22		370,000	395,900

			395,900

	Principal Amount°	Value (U.S. $)

rSOVEREIGN BONDS (continued)
Sweden–0.13%
•Svensk Exportkredit
1.06% 8/14/14	550,000	$555,875

		555,875

Total Sovereign Bonds (Cost $7,818,481)		7,690,270

SUPRANATIONAL BANK–0.08%
Andina de Fomento
4.375% 6/15/22	330,000	358,962

Total Supranational Bank (Cost $355,480)		358,962

	Number of Shares
PREFERRED STOCK–0.10%
BB&T 5.85%	6,600	171,468
•PNC Financial Services Group 6.125%	5,000	138,550
•U.S. Bank 6.00%	5,000	138,700

Total Preferred Stock (Cost $415,000)		448,718

MONEY MARKET MUTUAL FUND–3.71%
Dreyfus Treasury & Agency Cash Management Fund	16,006,140	16,006,140

Total Money Market Mutual Fund (Cost $16,006,140)		16,006,140

TOTAL VALUE OF SECURITIES–100.74% (Cost $427,860,821)	435,303,381
«LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.74%)	(3,188,511)

NET ASSETS APPLICABLE TO 42,632,295 SHARES OUTSTANDING–100.00%	$432,114,870

NET ASSET VALUE–LVIP DELAWARE DIVERSIFIED FLOATING RATE FUND STANDARD CLASS ($224,190,116 / 22,117,462 Shares)	$10.136

NET ASSET VALUE–LVIP DELAWARE DIVERSIFIED FLOATING RATE FUND SERVICE CLASS ($207,924,754 / 20,514,833 Shares)	$10.135

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2012:
Shares of beneficial interest (unlimited authorization–no par)	$431,286,286
Distributions in excess of net investment income	(1,137,235)
Accumulated net realized loss on investments	(6,290,842)
Net unrealized appreciation of investments and derivatives	8,256,661

Total net assets	$432,114,870

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2012, the aggregate value of Rule 144A securities was $95,801,997, which represented 22.17% of the Fund’s net assets. See Note 8 in “Notes to Financial Statements.”

r	Securities have been classified by country of origin.

LVIP Delaware Diversified Floating Rate Fund–14

LVIP Delaware Diversified Floating Rate Fund

Statement of Net Assets (continued)

•	Variable rate security. The rate shown is the rate as of December 31, 2012. Interest rates reset periodically.

«	Of this amount, $7,853,031 represents payable for securities purchased and $45,291 represents payable for fund shares redeemed as of December 31, 2012.

«	Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale. Stated rate in effect at December 31, 2012.

°	Principal amount shown is stated in U.S. Dollars unless noted that the security is denominated in another currency.

The following foreign currency exchange contracts and swap contracts were outstanding at December 31, 2012:1

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)	In Exchange For	Settlement Date	Unrealized Appreciation (Depreciation)
BAML	CAD 710,568	USD (718,878)	2/1/13	$(3,981)
BAML	EUR 335,983	USD (434,822)	2/1/13	8,669
HSBC	EUR 157,761	USD (209,000)	2/1/13	(758)
JPMC	EUR (2,099,144)	USD 2,715,452	2/1/13	(55,380)

				$(51,450)

Swap Contracts

CDS Contracts

Counterparty	Swap Referenced Obligation	Notional Value[2]		Annual Protection Payments	Termination Date	Unrealized Appreciation (Depreciation)
	Protection Purchased:
JPMC	ITRAXX Europe Crossover 18.1 5 yr CDS	EUR	2,570,000	5.00%	12/20/17	$(87,166)
	ITRAXX Europe Subordinate Financials
JPMC	18.1 5 yr CDS	EUR	690,000	5.00%	12/20/17	$(40,675)

Total						$(127,841)

Interest Rate Swap Contracts

Counterparty & Referenced Obligation	Notional Value[2]	Fixed Interest Rate Received	Floating Interest Rate Received	Termination Date	Unrealized Appreciation (Depreciation)
Morgan Stanley
3 yr Interest Rate Swap	27,000,000	0.460%	0.311%	11/30/15	$15,806
5 yr Interest Rate Swap	36,200,000	0.813%	0.308%	12/18/17	43,401
7 yr Interest Rate Swap	30,200,000	1.165%	0.311%	11/30/19	215,505
10 yr Interest Rate Swap	48,200,000	1.753%	0.308%	12/18/22	271,571

Total	141,600,000				$546,283

The use of foreign currency exchange contracts and swap contracts involve elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1]	See Note 7 in “Notes to Financial Statements.”

[2]	Notional value shown is stated in U.S. Dollars unless noted that the swap is denominated in another currency.

LVIP Delaware Diversified Floating Rate Fund–15

LVIP Delaware Diversified Floating Rate Fund

Statement of Net Assets (continued)

Summary of Abbreviations:

BAML–Bank of America Merrill Lynch

BRL–Brazilian Real

CAD–Canadian Dollar

CDS–Credit Default Swap

EUR–European Monetary Unit

GNMA–Government National Mortgage Association

HSBC–Hong Kong Shanghai Bank

JPMC–JPMorgan Chase Bank

MXN–Mexican Peso

REMIC–Real Estate Mortgage Investment Conduit

S.F.–Single Family

USD–United States Dollar

yr–year

ZAR–South African Rand

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Diversified Floating Rate Fund–16

LVIP Delaware Diversified Floating Rate Fund

Statement of Operations

Year Ended December 31, 2012

LVIP Delaware Diversified Floating Rate Fund

Statements of Changes in Net Assets

INVESTMENT INCOME:
Interest	$7,900,735
Dividends	14,324

7,915,059

EXPENSES:
Management fees	1,824,838
Distribution fees-Service Class	419,956
Accounting and administration expenses	130,800
Pricing fees	56,199
Reports and statements to shareholders	41,555
Professional fees	35,177
Custodian fees	10,043
Trustees’ fees	6,329
Other	9,110

Total operating expenses	2,534,007

NET INVESTMENT INCOME	5,381,052

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	3,302,260
Foreign currencies	14,404
Foreign currency exchange contracts	55,594
Futures contracts	53,096
Swap contracts	(6,081,703)

Net realized loss	(2,656,349)

Net change in unrealized appreciation (depreciation) of:
Investments	7,948,844
Foreign currencies	2,232
Foreign currency exchange contracts	(219,196)
Swap contracts	1,188,491

Net change in unrealized appreciation (depreciation)	8,920,371

NET REALIZED AND UNREALIZED GAIN	6,264,022

NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS	$11,645,074

See accompanying notes, which are an integral part of the financial statements.

	Year Ended
	12/31/12	12/31/11
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$5,381,052	$3,309,799
Net realized loss	(2,656,349)	(4,755,409)
Net change in unrealized appreciation (depreciation)	8,920,371	(827,847)

Net increase (decrease) in net assets resulting from operations	11,645,074	(2,273,457)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(2,907,931)	(1,659,558)
Service Class	(2,332,723)	(2,095,337)
Net realized gain:
Standard Class	—	(59,137)
Service Class	—	(92,745)

	(5,240,654)	(3,906,777)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	139,893,386	86,524,777
Service Class	108,700,040	158,774,498
Shares issued upon reinvestment of dividends and distributions:
Standard Class	2,907,931	1,718,695
Service Class	2,332,723	2,188,082

	253,834,080	249,206,052

Cost of shares repurchased:
Standard Class	(6,591,399)	(71,564,039)
Service Class	(42,140,841)	(35,392,998)

	(48,732,240)	(106,957,037)

Increase in net assets derived from capital share transactions	205,101,840	142,249,015

NET INCREASE IN NET ASSETS	211,506,260	136,068,781
NET ASSETS:
Beginning of year	220,608,610	84,539,829

End of year	$432,114,870	$220,608,610

Undistributed (distributions in excess of) net investment income	$(1,137,235)	$626,459

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Diversified Floating Rate Fund–17

LVIP Delaware Diversified Floating Rate Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Delaware Diversified Floating Rate Fund Standard Class
	Year Ended	Year Ended	5/3/10[1] to
	12/31/12	12/31/11	12/31/10
Net asset value, beginning of period	$9.866	$10.089	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.193	0.188	0.134
Net realized and unrealized gain (loss)	0.223	(0.213)	0.018

Total from investment operations	0.416	(0.025)	0.152

Less dividends and distributions from:
Net investment income	(0.146)	(0.190)	(0.063)
Net realized gain	—	(0.008)	—

Total dividends and distributions	(0.146)	(0.198)	(0.063)

Net asset value, end of period	$10.136	$9.866	$10.089

Total return[3]	4.22%	(0.24% )	1.52%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$224,190	$85,546	$71,412
Ratio of expenses to average net assets	0.69%	0.71%	0.78%
Ratio of net investment income to average net assets	1.90%	1.86%	2.00%
Portfolio turnover	88%	80%	40%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Diversified Floating Rate Fund–18

LVIP Delaware Diversified Floating Rate Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Delaware Diversified Floating Rate Fund Service Class
	Year Ended	Year Ended	5/3/10[1] to
	12/31/12	12/31/11	12/31/10
Net asset value, beginning of period	$9.866	$10.086	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.167	0.162	0.119
Net realized and unrealized gain (loss)	0.224	(0.212)	0.015

Total from investment operations	0.391	(0.050)	0.134

Less dividends and distributions from:
Net investment income	(0.122)	(0.162)	(0.048)
Net realized gain	—	(0.008)	—

Total dividends and distributions	(0.122)	(0.170)	(0.048)

Net asset value, end of period	$10.135	$9.866	$10.086

Total return[3]	3.96%	(0.49% )	1.34%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$207,925	$135,063	$13,128
Ratio of expenses to average net assets	0.94%	0.96%	1.03%
Ratio of net investment income to average net assets	1.65%	1.61%	1.75%
Portfolio turnover	88%	80%	40%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Diversified Floating Rate Fund–19

LVIP Delaware Diversified Floating Rate Fund

Notes to Financial Statements

December 31, 2012

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 66 series (Series). These financial statements and the related notes pertain to the LVIP Delaware Diversified Floating Rate Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek total return.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Open-end investment companies are valued at their published net asset value. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Other debt securities, credit default swap (CDS) contracts and interest rate swap contracts are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Future contracts and options on futures contracts are valued at the daily quoted settlement prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2010–December 31, 2012), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of realized gains and losses on investments in debt securities, which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

LVIP Delaware Diversified Floating Rate Fund–20

LVIP Delaware Diversified Floating Rate Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2012.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (LIAC) is a registered investment advisor and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.60% of the first $500 million of the average daily net assets of the Fund and 0.55% of the average daily net assets of the Fund in excess of $500 million.

Delaware Management Company (DMC), a series of Delaware Management Business Trust, provides day-to-day portfolio management services to the Fund. For these services, LIAC, not the Fund, pays DMC a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund paid Lincoln Life a fee at an annual rate of 0.008% of the average daily net assets of the Fund and reimbursed Lincoln Life for the cost of internal legal services. For the year ended December 31, 2012, fees for these administrative and legal services amounted to $24,331 and $2,597, respectively. Beginning January 1, 2013, the Trust will reimburse Lincoln Life for the cost of administrative and internal legal services.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee maybe adjusted by the Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2012, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$210,568
Distribution fees payable to LFD	42,612

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The Fund pays the compensation of unaffiliated trustees.

3. Investments

For the year ended December 31, 2012, the Fund made purchases of $441,402,144 and sales of $255,723,089 of investment securities other than short-term investments.

At December 31, 2012, the cost of investments for federal income tax purposes was $428,157,199. At December 31, 2012, net unrealized appreciation was $7,146,182, of which $8,198,791 related to unrealized appreciation of investments and $1,052,609 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the

LVIP Delaware Diversified Floating Rate Fund–21

LVIP Delaware Diversified Floating Rate Fund

Notes to Financial Statements (continued)

3. Investments (continued)

asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Agency, Asset- & Mortgage-Backed Securities	$—	$54,988,704	$207,851	$55,196,555
Corporate Debt	—	346,620,467	—	346,620,467
Foreign Debt	—	9,095,982	—	9,095,982
Municipal Bonds	—	7,935,519	—	7,935,519
Preferred Stock	448,718	—	—	448,718
Money Market Mutual Fund	16,006,140	—	—	16,006,140

Total	$16,454,858	$418,640,672	$207,851	$435,303,381

Foreign Currency Exchange Contracts	$—	$(51,450)	$—	$(51,450)

Swap Contracts	$—	$418,442	$—	$418,442

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Agency, Asset- and Mortgage- Backed Securities	Foreign Debt	Total
Balance as of 12/31/11	$1,500,575	$1,053,288	$2,553,863
Purchases	205,000	—	205,000
Transfers out of Level 3	(1,500,575)	(1,053,288)	(2,553,863)
Net change in unrealized appreciation (depreciation)	2,851	—	2,851

Balance as of 12/31/12	$207,851	$—	$207,851

Net change in unrealized appreciation (depreciation) from investments still held as of 12/31/12	$2,851	$—	$2,851

During the year ended December 31, 2012, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reported period.

LVIP Delaware Diversified Floating Rate Fund–22

LVIP Delaware Diversified Floating Rate Fund

Notes to Financial Statements (continued)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2012 and 2011 was as follows:

	Year Ended 12/31/12	Year Ended 12/31/11
Ordinary income	$5,240,654	$3,906,777

5. Components of Net Assets on a Tax Basis

As of December 31, 2012, the estimated components of net assets on a tax basis were as follows:

Shares of beneficial interest	$431,286,286
Undistributed ordinary income	503,271
Accumulated capital and other losses	(7,368,329)
Unrealized appreciation	7,693,642

Net assets	$432,114,870

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, CDS contracts, mark-to-market of foreign currency exchange contracts, contingent payment debt instruments and tax deferral of losses on straddles.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions and paydown gain (loss) on mortgage-and asset-backed securities. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2012, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Gain
$(651,174)	$651,174

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. The provisions of the Act were effective for the Fund’s calendar year ended December 31, 2011. The Act provides for the unlimited carryover of future capital losses; however there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss, whereas before the Act, capital losses carried forward were treated as short-term.

At December 31, 2012, short-term losses of $5,397,642 will be carried forward under the Act.

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/12	Year Ended 12/31/11
Shares sold:
Standard Class	13,816,552	8,502,317
Service Class	10,777,468	15,673,532
Shares issued upon reinvestment of dividends and distributions:
Standard Class	287,740	174,236
Service Class	230,790	221,783

	25,112,550	24,571,868

Shares repurchased:
Standard Class	(657,728)	(7,084,028)
Service Class	(4,183,357)	(3,506,913)

	(4,841,085)	(10,590,941)

Net increase	20,271,465	13,980,927

LVIP Delaware Diversified Floating Rate Fund–23

LVIP Delaware Diversified Floating Rate Fund

Notes to Financial Statements (continued)

7. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is minimal counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Options Contracts–During the year ended December 31, 2012, the Fund entered into options contracts in the normal course of pursuing its investment objective and strategies. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; to increase yield during low interest rate environment; and as a cash management tool. The Fund may buy or write call or put options on securities, futures, swaps, “swaptions”, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the options purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. No written options were outstanding at December 31, 2012.

Swap Contracts–The Fund may enter into interest rate swap contracts and CDS contracts in the normal course of pursuing its investment objective. The Fund may use interest rate swaps to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

Interest Rate Swaps–An interest rate swap contract is an exchange of interest rates between counterparties. In one instance, an interest rate swap involves payments received by the Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/ depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or

LVIP Delaware Diversified Floating Rate Fund–24

LVIP Delaware Diversified Floating Rate Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

losses on swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. The fund received $458,000 in securities collateral for open interest rate swaps.

Credit Default Swaps–A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular referenced security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended December 31, 2012, the Fund entered into CDS contracts as a purchaser of protection. Periodic payments on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment, such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. At December 31, 2012, the net unrealized depreciation of credit default swaps was $127,841. The Fund has posted $230,000 as cash collateral for open swap contracts. If a credit event had occurred for all swap transactions where collateral posting was required as of December 31, 2012, the Fund would have received EUR 3,260,000 less the value of the contracts’ related reference obligations.

CDS may involve greater risks than if the Fund had invested in the reference obligation directly. CDS are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Swaps Generally–Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Statement of Net Assets.

Fair values of derivative instruments as of December 31, 2012 were as follows:

	Asset Derivatives		Liabilities Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Forward currency exchange contracts (Foreign currency exchange contracts)	Liabilities net of receivables and other assets	$8,669	Liabilities net of receivables and other assets	$(60,119)
Credit contracts (Swap contracts)	Liabilities net of receivables and other assets	546,283	Liabilities net of receivables and other assets	(127,841)

Total		$554,952		$(187,960)

LVIP Delaware Diversified Floating Rate Fund–25

LVIP Delaware Diversified Floating Rate Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2012 was as follows:

	Location of Gain or Loss on Derivatives Recognized in Income	Realized Gain or Loss on Derivatives Recognized in Income	Change in Unrealized Appreciation or Depreciation on Derivatives Recognized in Income
Forward currency exchange contracts (Foreign currency exchange contracts)	Net realized gain on foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$55,594	$(219,196)
Interest rate contracts (Futures contracts)	Net realized gain on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	53,096	—
Credit contracts (Swap contracts)	Net realized loss on swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	(6,081,703)	1,188,491

Total		$(5,973,013)	$969,295

Derivatives Generally–The table below summarizes the average balance of derivative holdings by the Fund during the six months ended December 31, 2012. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2012.

	Asset Derivative Volume		Liability Derivative Volume
Forward foreign currency contracts (average cost)	USD	1,003,456	USD	4,765,764
Futures contracts (average notional value)		90,247		—
Options contracts (average notional value)		1,119		—
Swap contracts (average notional value)*	EUR	2,900,218		—
Swap contracts (average notional value)*	USD	97,556,456		—

*Asset	represents buying protection and liability represents selling protection.

8. Credit and Market Risk

The Fund may invest a portion of its assets in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s and/ or Ba or lower by Moody’s Investor Services, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Fund may invest in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to LIAC the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of December 31, 2012, no securities have been determined to be illiquid. Rule 144A securities have been identified on the Statement of Net Assets.

LVIP Delaware Diversified Floating Rate Fund–26

LVIP Delaware Diversified Floating Rate Fund

Notes to Financial Statements (continued)

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Delaware Diversified Floating Rate Fund–27

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Delaware Diversified Floating Rate Fund

We have audited the accompanying statement of net assets of the LVIP Delaware Diversified Floating Rate Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period May 3, 2010 (commencement of operations) to December 31, 2010. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Delaware Diversified Floating Rate Fund of the Lincoln Variable Insurance Products Trust at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period May 3, 2010 (commencement of operations) to December 31, 2010, in conformity with U.S. generally accepted accounting principles.

February 18, 2013

Philadelphia, Pennsylvania

LVIP Delaware Diversified Floating Rate Fund–28

LVIP Delaware Diversified Floating Rate Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2012, the Fund designates distributions paid during the year as follows:

(A) Long-Term Capital Gain Distribution (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
0.00%	100.00%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Sub-Advisory Agreements

On August 29 and September 10, 2012, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “LVIP Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the LVIP Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal or approval of the sub-advisory agreement with various sub-advisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the LVIP Trust (each a “Fund”).

The trustees who are not “interested persons” of the LVIP Trust (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and the sub-advisers prior to the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also received information about the Funds throughout the year in connection with the regular quarterly Board meetings from LIAC and, as applicable, the various portfolio management teams providing services to the Funds.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, LVIP Trust officers and Lincoln Life and LIAC employees to consider the renewal of the Advisory Agreements. In considering the renewal or approval of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered, among others, the factors listed below and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed or approved and accordingly, recommended to the Board of Trustees the renewal or approval of the Advisory Agreements.

Approval of Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Independent Trustees considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel, resources, compliance and LIAC’s criteria for review of the sub-adviser’s performance. The Independent Trustees reviewed the services provided by LIAC in serving as investment adviser, the personnel providing the investment management services and compliance staff, regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-adviser. The Independent Trustees noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Independent Trustees also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. Based on this information, the Independent Trustees concluded that the services provided by LIAC were satisfactory.

The Independent Trustees reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2012, for the Fund compared to the average performance of a performance universe of funds in a Lipper category underlying variable insurance products (“performance group”) and a benchmark index.

The Independent Trustees reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee, sub-advisory fee and expense ratio to those of a Lipper expense peer group for the Fund. The Independent Trustees considered that management fees as reported by Lipper include separate administrative and accounting fees for the Fund as well as the funds in the expense group, to the extent the expense group funds pay separate administrative and accounting fees. The expense peer group consists of the Fund and other funds in a Lipper category underlying variable insurance products, as classified by Lipper (“expense group”).

LVIP Delaware Diversified Floating Rate Fund–29

LVIP Delaware Diversified Floating Rate Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement with LIAC (continued)

The Independent Trustees considered that LIAC does not manage the day-to-day portfolio of the Fund, but had delegated those duties to an unaffiliated sub-adviser. The Independent Trustees concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.

The Independent Trustees noted that the investment management fees for the Fund were within range of the average investment management fee of a Lipper expense group. On the basis of the information provided, the Independent Trustees concluded that the Fund’s investment management fee was reasonable in light of the nature, quality and extent of services provided by LIAC.

The Independent Trustees considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Independent Trustees considered that the Fund had a breakpoint in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.

The Independent Trustees also reviewed the profitability analysis to LIAC and its affiliates with respect to the Fund individually and the Funds group overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Independent Trustees reviewed materials provided by LIAC and Lincoln as to any such benefits. Lincoln Insurance Companies receive and retain 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Independent Trustees also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from Lincoln Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates may benefit from economies of scale with the Fund when it bargains together with the Fund for certain services. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums will be allocated to the Fund as received.

Approval of Sub-Advisory Agreement with Delaware

In considering the renewal of the sub-advisory agreement between LIAC and Delaware Management Company (“Delaware”) on behalf of the Fund, the Independent Trustees considered the nature, extent and quality of services provided by Delaware under the sub-advisory agreement. The Independent Trustees reviewed the services provided by Delaware, the background of the investment professionals servicing the Fund, and the reputation, resources and investment approach of Delaware. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage arrangements, soft dollar usage and compliance and regulatory matters.

The Independent Trustees reviewed the Fund’s return compared to the average return of a Lipper performance group of high current yield funds and a blended index. The Independent Trustees noted that the Fund’s return was significantly below the average of the Lipper performance group for the one year period, and below the benchmark index. The Independent Trustees considered LIAC’s view that the Fund did not have a true performance peer group because the Fund is managed to a higher quality standard than the funds in the peer group and that lower quality high yield securities had outperformed the higher credit quality securities held in the Fund for the one year period and since inception. With respect to the benchmark index, the Independent Trustees considered that the Fund’s quality bias had also negatively impacted performance relative to the benchmark. The Independent Trustees also considered that the Fund has a floating rate strategy designed to minimize duration risk and was positioned for a rising interest rate environment. The Independent Trustees concluded that the services provided by Delaware were acceptable.

The Independent Trustees reviewed the sub-advisory fee schedule which includes breakpoints, compared to the management fees of funds with similar investment strategies where Delaware serves as the investment adviser and noted that the sub-advisory fees for the Fund were below or within range of the Lipper contractual sub-advisor fees expense group. The Independent Trustees considered that the sub-advisory fee schedule was negotiated between LIAC and Delaware. The Independent Trustees concluded that the sub-advisory fees for the Fund were reasonable.

With respect to profitability, the Independent Trustees considered information regarding Delaware’s estimated profitability from providing sub-advisory services to the Fund and concluded that Delaware’s estimated profitability was not unreasonable. The Independent Trustees reviewed materials provided by Delaware as to any additional benefits it receives and noted Delaware has the ability to obtain research with soft dollars that may or may not be used by the Fund and may be used for the benefit of Delaware and its other clients.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Independent Trustees determined that the terms of the investment management agreement and sub-advisory agreement for the Fund continue to be fair and reasonable, and that the continuation of each such agreement is in the best interests of the Fund and recommended the renewal of the respective agreements to the Board of Trustees.

LVIP Delaware Diversified Floating Rate Fund–30

Officer/Trustee Information for Lincoln VIP Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Fidelity Investments	71	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	71	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Retired; Formerly, Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	71	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	71	N/A
Gary D. Lemon, PH.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly, Advisory Trustee since November 2004	Joseph Percival Allen III University Professor, James W. Emerson Director of the Robert C. McDermond Center for Management and Entrepreneurship, Professor of Economics and Management, DePauw University	71	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C.	71	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; Formerly, President Emeritus, Indiana Health Association; Formerly, President, Indiana Hospital & Health Association	71	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC.	71	N/A
Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since June 2011	Senior Vice President and Treasurer, Lincoln National Corporation; Formerly, Senior Vice President, Head of Insurance & Retirement Solutions Financial Management	N/A	N/A

LVIP Delaware Diversified Floating Rate Fund–31

Officer/Trustee Information for Lincoln VIP Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Jill R. Whitelaw, Esq.[1] Radnor Financial Center, 150 N. Radnor Chestor Rd, Radnor, PA 19087 YOB: 1963	Vice President, Secretary, and Chief Legal Officer	Vice President, Secretary, and Chief Legal Officer since December 2012; Formerly, Secretary and Chief Legal Officer since June 2011	Vice President and Chief Counsel–Fund Management, The Lincoln National Life Insurance Company; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corp.; Formerly, Of Counsel–Montgomery, McCracken, Walker & Rhoades; Director–Merrill Lynch, Pierce, Fenner & Smith	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, Director of Funds Management, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A
Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Vice President since December 2012	Vice President, The Lincoln National Life Insurance Company	N/A	N/A
Blake W. Martin[1] Radnor Financial Center, 150 N. Radnor Chester Rd, Radnor, PA 19087 YOB: 1956	Vice President	Vice President since December 2012	Vice President and Head of Corporate Tax, Lincoln National Corporation; Formerly, Independent Consultant and Managing Director at Smart Business Advisory and Consulting, LLC.	N/A	N/A
John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President since June 2011 and Chief Compliance Officer since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A
David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011	Vice President, Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly, Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A

LVIP Delaware Diversified Floating Rate Fund–32

Officer/Trustee Information for Lincoln VIP Trust (unaudited) (continued)

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*	The Trust Complex is comprised of the 66 Series of the Lincoln Variable Insurance Products Trust and the 5 Series of the Lincoln Advisors Trust.

[1]

All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940, by reason of their being officers of Lincoln Investment Advisors Corporation.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Delaware Diversified Floating Rate Fund–33

LVIP Delaware Foundation® Aggressive Allocation Fund

a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2012

LVIP Delaware Foundation® Aggressive Allocation Fund

LVIP Delaware Foundation® Aggressive Allocation Fund

2012 Annual Report Commentary (unaudited)

Managed by:

The Fund returned 13.29% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2012, while its benchmark, the Aggressive Composite1 returned 14.55%.

The financial markets delivered reasonably good performance during 2012, albeit with considerable variation. In terms of benchmark returns, international equities outperformed U.S. equities, which in turn outperformed major fixed-income benchmarks. Emerging-market equities (as measured by the MSCI Emerging Markets Index (net dividends)2) generated a higher total return than developed-market value equities (as measured by the MSCI EAFE Value Index (net dividends)3). U.S. large-cap value equities (as measured by the Russell 1000® Value Index4) performed slightly better than developed-market growth equities (as measured by the MSCI EAFE Growth Index (net dividends)5). U.S. small-cap equities (as measured by the Russell 2000® Index6) outperformed U.S. large-cap growth equities (as measured by the Russell 1000® Growth Index7). U.S. fixed income (as measured by the Barclays Capital U.S. Aggregate Index8) delivered total returns which were slightly below global fixed income (as measured by the Barclays Capital Global Aggregate Index9).

Investors had many sources of potential concern at the start of the year, most of which were still extant at its end. Unemployment in the U.S. declined somewhat over the course of the year, but remains higher than would normally be expected four years into an economic recovery. Separately, investors continued to express concern about the fiscal position of numerous countries in continental Europe, and the remote possibility of sovereign defaults.

The tactical positioning of the Fund during the year was slightly more defensive than the strategic policy weights, being overweight in fixed-income securities and underweight in developed-market equities. These tactical weightings were detrimental to the performance of the portfolio, relative to hypothetical performance at the strategic policy weights. In addition, security selection within U.S. large-cap value, developed-market value, and emerging market equities all made a negative contribution to the portfolio’s overall performance.

In terms of current outlook, the portfolio managers believe that the Fund is appropriately positioned, given their expectations for continued macroeconomic recovery over the medium term, and the current volatility levels for the different asset classes in the portfolio. As a general matter, the portfolio managers continue to believe that over a medium term investment horizon, global diversification is likely appropriate for many investors’ needs. And, although diversification alone does not ward against market risk, participating in a large number of different markets may help reduce the risk that any single market might deliver at any given time.

Michael J. Hogan, CFA

Paul Grillo, CFA

Sharon Hill, Ph.D.

Francis X. Morris

Babak (Bob) Zenouzi

Delaware Investments

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 12/31/02 through 12/31/12

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Delaware Foundation® Aggressive Allocation Fund Standard Class shares on 12/31/02. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2012, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $19,571. For comparison look at how the Aggressive Composite and MSCI EAFE Value Index (net dividends) did over the same period. The same $10,000 investment would have increased to $22,864 and $19,877, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

Effective June 15, 2009, the LVIP UBS Global Asset Allocation Fund was reorganized into the LVIP Delaware Foundations Aggressive Allocation Fund. The performance for the period prior to June 15, 2009 reflects the performance of the LVIP UBS Global Asset Allocation Fund. The investment objective of the LVIP UBS Global Asset Allocation Fund was to maximize long-term return (capital appreciation plus current income) consistent with preservation of capital.

LVIP Delaware Foundation® Aggressive Allocation Fund–1

LVIP Delaware Foundation® Aggressive Allocation Fund

2012 Annual Report Commentary (unaudited) (continued)

Average annual total returns on investment	Ended 12/31/12

Standard Class Shares
One Year	+13.29%
Five Years	+1.93%
Ten Years	+6.95%

Service Class Shares
One Year	+13.01%
Five Years	+1.68%
Inception (5/15/03)	+6.28%

1.

The Aggressive Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation (LIAC), the Fund’s advisor. The Aggressive Composite is constructed as follows: 7.5% Russell 1000® Index, 9% Russell 1000® Growth Index, 9% Russell 1000® Value Index, 4.5% Russell 2000® Index, 9% MSCI EAFE Growth Index (net dividends), 13.5% MSCI EAFE Value Index (net dividends), 7.5% MSCI Emerging Markets Index (net dividends), 38% Barclays Capital U.S. Aggregate Index, and 2% Citigroup 90 day T-Bill Index.

2.	The MSCI Emerging Market Index (net dividends) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

3.	The MSCI EAFE Value Index (net dividends) is a subset of the MSCI EAFE Index and constituents of the index include securities from Europe, Australasia and the Far East. The index generally represents 50% of the free float-adjusted market capitalization of the MSCI EAFE Index and consists of those securities classified by MSCI as most representing the value style.

4.	The Russell 1000® Value Index measures the performance of those companies in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values.

5.	The MSCI EAFE Growth Index (net dividends) is a subset of the MSCI EAFE Index and constituents of the index include securities from Europe, Australasia and the Far East. The index generally represents 50% of the free float-adjusted market capitalization of the MSCI EAFE Index and consists of those securities classified by MSCI as most representing the growth style.

6.	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the market capitalization of the Russell 3000 Index.

7.	The Russell 1000® Growth Index measures the performance of those Russell 1000® companies with higher price-to-look ratios and higher forecasted growth values.

8.	The Barclays Capital U.S. Aggregate Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million par amount outstanding.

9.	The Barclays Capital Global Aggregate Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S.Aggregate, the Pan-European Aggregate and the Asian-Pacific Aggregate Indices.

Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc.(DMHI) and its subsidiaries, including Delaware Management Company, sub-advisor to the Fund. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

Investments in LVIP Delaware Foundation® Aggressive Allocation are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the LVIP Delaware Foundation® Aggressive Allocation Fund, the repayment of capital from the LVIP Delaware Foundation® Aggressive Allocation Fund, or any particular rate of return.

All third-party trademarks are the property of their respective owners. (c) 2013 Delaware Management Holdings, Inc.

LVIP Delaware Foundation® Aggressive Allocation Fund–2

LVIP Delaware Foundation® Aggressive Allocation Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2012 to December 31, 2012

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2012 to December 31, 2012.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Annualized Expense Ratio	Expenses Paid During Period 7/1/12 to 12/31/12*
Actual
Standard Class Shares	$1,000.00	$1,076.90	0.73%	$3.81
Service Class Shares	1,000.00	1,075.60	0.98%	5.11
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.47	0.73%	$3.71
Service Class Shares	1,000.00	1,020.21	0.98%	4.98

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP Delaware Foundation® Aggressive Allocation Fund–3

LVIP Delaware Foundation® Aggressive Allocation Fund

Security Type/Sector Allocations, Top 10 Equity Holdings and Geography Allocations (unaudited)

As of December 31, 2012

Sector and geographical designations may be different than those presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets
Common Stock	66.84%
U.S. Markets	43.11%
Aerospace & Defense	1.43%
Air Freight & Logistics	0.11%
Auto Components	0.14%
Automobiles	0.14%
Beverages	0.29%
Biotechnology	0.80%
Building Products	0.04%
Capital Markets	0.83%
Chemicals	0.75%
Commercial Banks	0.74%
Commercial Services & Supplies	0.62%
Communications Equipment	1.86%
Computers & Peripherals	1.50%
Construction & Engineering	0.22%
Consumer Finance	0.10%
Containers & Packaging	0.04%
Diversified Financial Services	0.88%
Diversified Telecommunication Services	0.99%
Electric Utilities	0.59%
Electrical Equipment	0.14%
Electronic Equipment, Instruments & Components	0.13%
Energy Equipment & Services	0.89%
Food & Staples Retailing	1.39%
Food Products	1.19%
Health Care Equipment & Supplies	0.86%
Health Care Providers & Services	1.16%
Health Care Technology	0.02%
Hotels, Restaurants & Leisure	0.57%
Household Durables	0.12%
Household Products	0.38%
Industrial Conglomerates	0.18%
Insurance	2.05%
Internet & Catalog Retail	0.90%
Internet Software & Services	1.45%
IT Services	2.17%
Life Sciences Tools & Services	0.13%
Machinery	0.62%
Media	0.75%
Metals & Mining	0.23%
Multiline Retail	0.34%
Multi-Utilities	0.17%
Office Electronics	0.37%
Oil, Gas & Consumable Fuels	3.68%
Paper & Forest Products	0.16%
Personal Products	0.31%
Pharmaceuticals	2.41%
Professional Services	0.24%

Security Type/Sector	Percentage of Net Assets
Real Estate Investment Trusts	2.90%
Road & Rail	0.25%
Semiconductors & Semiconductor Equipment	0.83%
Software	1.84%
Specialty Retail	0.85%
Textiles, Apparel & Luxury Goods	0.51%
Thrift & Mortgage Finance	0.08%
Trading Companies & Distributors	0.10%
Wireless Telecommunication Services	0.67%
Developed Markets	14.72%
Air Freight & Logistics	0.34%
Auto Components	0.16%
Automobiles	0.84%
Beverages	0.53%
Building Products	0.15%
Chemicals	0.36%
Commercial Banks	1.20%
Construction Materials	0.20%
Containers & Packaging	0.33%
Electrical Equipment	0.27%
Energy Equipment & Services	0.64%
Food & Staples Retailing	0.58%
Food Products	0.51%
Household Durables	0.17%
Industrial Conglomerates	0.31%
Insurance	0.36%
IT Services	0.86%
Life Sciences Tools & Services	0.05%
Media	0.22%
Metals & Mining	1.33%
Multiline Retail	0.70%
Multi-Utilities	0.14%
Oil, Gas & Consumable Fuels	0.42%
Pharmaceuticals	2.21%
Road & Rail	0.37%
Specialty Retail	0.24%
Textiles, Apparel & Luxury Goods	0.39%
Trading Companies & Distributors	0.33%
Wireless Telecommunication Services	0.51%
Emerging Markets	9.01%
Airlines	0.06%
Automobiles	0.14%
Beverages	0.38%
Building Products	0.14%
Chemicals	0.07%
Commercial Banks	1.09%
Construction & Engineering	0.07%
Construction Materials	0.41%
Diversified Financial Services	0.07%

LVIP Delaware Foundation® Aggressive Allocation Fund–4

LVIP Delaware Foundation® Aggressive Allocation Fund

Security Type/Sector Allocations, Top 10 Equity Holdings and Geography Allocations (unaudited) (continued)

Security Type/Sector	Percentage of Net Assets
Diversified Telecommunication Services	0.57%
Electronic Equipment, Instruments & Components	0.27%
Food & Staples Retailing	0.18%
Food Products	0.45%
Household Durables	0.07%
Insurance	0.09%
Internet & Catalog Retail	0.21%
Internet Software & Services	0.25%
IT Services	0.03%
Media	0.18%
Metals & Mining	0.42%
Oil, Gas & Consumable Fuels	1.73%
Paper & Forest Products	0.12%
Personal Products	0.10%
Real Estate Management & Development	0.12%
Road & Rail	0.03%
Semiconductors & Semiconductor Equipment	0.80%
Transportation Infrastructure	0.06%
Wireless Telecommunication Services	0.90%
Convertible Preferred Stock	0.05%
Exchange-Traded Funds	9.79%
Preferred Stock	0.07%
Agency Collateralized Mortgage Obligations	0.19%
Agency Mortgage-Backed Securities	3.35%
Commercial Mortgage-Backed Securities	0.99%
Convertible Bonds	0.31%
Corporate Bonds	11.38%
Aerospace & Defense	0.02%
Airlines	0.02%
Auto Components	0.07%
Automobiles	0.13%
Beverages	0.27%
Biotechnology	0.09%
Building Products	0.03%
Capital Markets	0.17%
Chemicals	0.30%
Commercial Banks	1.32%
Commercial Services & Supplies	0.22%
Communications Equipment	0.03%
Computers & Peripherals	0.07%
Construction Materials	0.10%
Containers & Packaging	0.06%
Diversified Financial Services	0.74%
Diversified Telecommunication Services	0.61%
Electric Utilities	0.81%
Energy Equipment & Services	0.21%
Food & Staples Retailing	0.16%
Food Products	0.05%
Gas Utilities	0.02%
Health Care Equipment & Supplies	0.27%
Health Care Providers & Services	0.21%

Security Type/Sector	Percentage of Net Assets
Hotels, Restaurants & Leisure	0.14%
Household Durables	0.12%
Household Products	0.05%
Independent Power Producers & Energy Traders	0.08%
Insurance	0.50%
Internet Software & Services	0.15%
IT Services	0.08%
Life Sciences Tools & Services	0.00%
Machinery	0.03%
Media	0.48%
Metals & Mining	0.37%
Multiline Retail	0.02%
Multi-Utilities	0.56%
Oil, Gas & Consumable Fuels	1.40%
Paper & Forest Products	0.16%
Pharmaceuticals	0.07%
Professional Services	0.02%
Real Estate Investment Trusts	0.61%
Real Estate Management & Development	0.05%
Semiconductors & Semiconductor Equipment	0.11%
Software	0.12%
Textiles, Apparel & Luxury Goods	0.02%
Tobacco	0.02%
Trading Companies & Distributors	0.05%
Wireless Telecommunication Services	0.19%
Non-Agency Asset-Backed Securities	0.41%
Non-Agency Collateralized Mortgage Obligations	0.08%
Regional Bonds	0.67%
Senior Secured Loans	1.39%
Sovereign Bonds	1.90%
Supranational Bank	0.02%
U.S. Treasury Obligations	0.95%
Warrant	0.02%
Money Market Mutual Fund	0.04%
Short-Term Investments	4.46%
Total Value of Securities	102.91%
Liabilities Net of Receivables and Other Assets	(2.91%)
Total Net Assets	100.00%

LVIP Delaware Foundation® Aggressive Allocation Fund–5

LVIP Delaware Foundation® Aggressive Allocation Fund

Security Type/Sector Allocations, Top 10 Equity Holdings and Geography Allocations (unaudited) (continued)

Holdings are for informational purpose only and are subject to change at any time. They are not a recommendation to buy, sell. or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Apple	1.29%
QUALCOMM	0.80%
EOG Resources	0.75%
Pfizer	0.68%
Visa	0.66%
Crown Castle International	0.64%
Chevron	0.62%
MasterCard	0.60%
AT&T	0.59%
Google	0.58%
Total	7.21%

Geography	Percentage of Net Assets
Argentina	0.04%
Australia	0.78%
Bermuda	0.11%
Brazil	1.70%
Canada	1.95%
Cayman Islands	0.31%
Chile	0.07%
China	1.37%
Colombia	0.33%
Curacao	0.02%
Denmark	0.69%
Finland	0.05%
France	3.07%
Germany	0.90%
Hong Kong	0.56%
India	0.78%
Indonesia	0.28%
Ireland	0.10%
Israel	0.54%
Italy	0.08%
Japan	2.67%
Jersey	0.02%
Luxembourg	0.17%
Malaysia	0.13%
Mexico	1.09%
Netherlands	0.39%
Norway	0.38%
Panama	0.05%
Peru	0.12%
Philippines	0.04%
Poland	0.22%
Puerto Rico	0.00%
Qatar	0.05%
Republic of Korea	2.21%
Russia	0.79%
South Africa	1.06%
Spain	0.07%
Supranational	0.02%
Sweden	0.51%
Switzerland	1.56%
Taiwan	0.52%
Thailand	0.27%
Turkey	0.23%
United Kingdom	2.63%
United States	69.31%
Uruguay	0.05%
Venezuela	0.11%
Total	98.40%

LVIP Delaware Foundation® Aggressive Allocation Fund–6

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets

December 31, 2012

	Number of Shares	Value (U.S. $)

COMMON STOCK–66.84%
U.S. MARKETS–43.11%
Aerospace & Defense–1.43%
†Esterline Technologies	2,410	$153,300
Honeywell International	5,470	347,181
†KEYW Holding	6,900	87,561
Lockheed Martin	2,030	187,349
Northrop Grumman	13,300	898,814
Raytheon	16,100	926,716
Rockwell Collins	1,430	83,183
Triumph Group	3,500	228,550
United Technologies	5,240	429,732

		3,342,386

Air Freight & Logistics–0.11%
FedEx	1,730	158,676
†XPO Logistics	5,870	102,021

		260,697

Auto Components–0.14%
†Borg Warner	1,190	85,228
Cooper Tire & Rubber	4,970	126,039
†Tenneco	3,620	127,098

		338,365

Automobiles–0.14%
Ford Motor	25,890	335,276

		335,276

Beverages–0.29%
Coca-Cola	6,000	217,500
PepsiCo	6,730	460,534

		678,034

Biotechnology–0.80%
†Acorda Therapeutics	3,700	91,982
†Alkermes	7,570	140,196
†Celgene	10,610	835,219
†Cepheid	1,420	48,010
†Gilead Sciences	5,230	384,144
†Incyte	4,690	77,901
†InterMune	6,280	60,853
Spectrum Pharmaceuticals	9,180	102,724
†Vertex Pharmaceuticals	3,290	137,983

		1,879,012

Building Products–0.04%
AAON.	5,025	104,872

		104,872

Capital Markets–0.83%
Ameriprise Financial	3,480	217,952
Bank of New York Mellon	36,620	941,134
BlackRock	1,670	345,206
†Piper Jaffray	3,070	98,639
State Street	4,830	227,058

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Capital Markets (continued)
†Walter Investment Management	2,670	$114,863

		1,944,852

Chemicals–0.75%
Celanese Class A	4,600	204,838
duPont (E.I.) deNemours	26,140	1,175,516
Eastman Chemical	2,990	203,470
Innophos Holdings	1,840	85,560
Koppers Holdings	2,200	83,930

		1,753,314

Commercial Banks–0.74%
BBCN Bancorp	6,250	72,313
†Capital Bank Financial	4,610	78,693
Cardinal Financial	7,310	118,934
City Holding	2,850	99,323
Home Bancshares	2,360	77,927
Independent Bank	3,330	96,404
Park National	1,600	103,408
Prosperity Bancshares	2,700	113,400
Susquehanna Bancshares	10,110	105,953
†Texas Capital Bancshares	2,100	94,122
Trustmark	3,600	80,856
Webster Financial	5,210	107,066
Wells Fargo	15,320	523,638
†Western Alliance Bancorp	4,760	50,123

		1,722,160

Commercial Services & Supplies–0.62%
McGrath RentCorp	2,510	72,840
Republic Services	4,410	129,345
†Tetra Tech	3,550	93,898
United Stationers	4,090	126,749
US Ecology	5,040	118,642
Waste Management	27,000	910,980

		1,452,454

Communications Equipment–1.86%
Cisco Systems	52,070	1,023,176
Motorola Solutions	16,328	909,143
†NETGEAR	2,530	99,733
Plantronics	2,420	89,225
†Polycom	27,700	289,742
QUALCOMM	30,140	1,869,283
†ViaSat	1,920	74,688

		4,354,990

Computers & Peripherals–1.50%
Apple	5,675	3,024,945
†EMC	15,070	381,271
†Synaptics	3,410	102,198

		3,508,414

LVIP Delaware Foundation® Aggressive Allocation Fund–7

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Construction & Engineering–0.22%
Fluor	2,440	$143,326
Granite Construction	3,120	104,894
†MYR Group	5,010	111,473
URS	4,120	161,751

		521,444

Consumer Finance–0.10%
Capital One Financial	4,150	240,410

		240,410

Containers & Packaging–0.04%
Boise	11,200	89,040

		89,040

Diversified Financial Services–0.88%
CME Group	10,575	536,258
†IntercontinentalExchange	7,650	947,147
JPMorgan Chase	12,890	566,773

		2,050,178

Diversified Telecommunication Services–0.99%
AT&T	40,967	1,380,998
Atlantic Tele-Network	1,600	58,736
Verizon Communications	20,443	884,569

		2,324,303

Electric Utilities–0.59%
Cleco	3,000	120,030
Edison International	22,110	999,151
OGE Energy	3,320	186,949
UIL Holdings	2,220	79,498

		1,385,628

Electrical Equipment–0.14%
Acuity Brands	2,830	191,676
Eaton.	2,720	147,424

		339,100

Electronic Equipment, Instruments & Components–0.13%
Anixter International	1,720	110,046
†FARO Technologies	3,160	112,749
†Rofin-Sinar Technologies	3,550	76,964

		299,759

Energy Equipment & Services–0.89%
Bristow Group	2,600	139,516
†C&J Energy Services	3,540	75,898
Halliburton	28,500	988,665
†Key Energy Services	10,090	70,126
Lufkin Industries	1,690	98,240
National Oilwell Varco	1,710	116,879
†Pioneer Energy Services	11,720	85,087
†RigNet	4,170	85,193

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Energy Equipment & Services (continued)
Schlumberger	5,990	$415,047

		2,074,651

Food & Staples Retailing–1.39%
Casey’s General Stores	2,620	139,122
CVS Caremark	25,768	1,245,883
Safeway	43,800	792,342
†Susser Holdings	3,380	116,576
Walgreen	25,625	948,381

		3,242,304

Food Products–1.19%
Archer-Daniels-Midland	34,000	931,260
General Mills	6,720	271,555
J&J Snack Foods	1,930	123,404
Kraft Foods Group	19,633	892,713
Mondelez International Class A	22,600	575,622

		2,794,554

Health Care Equipment & Supplies–0.86%
Abbott Laboratories	5,650	370,075
†Align Technology	4,500	124,875
Baxter International	13,100	873,246
Conmed	3,700	103,415
CryoLife	9,170	57,129
†Haemonetics	3,220	131,505
†Merit Medical Systems	7,710	107,169
†Quidel	6,180	115,381
West Pharmaceutical Services	2,210	120,998

		2,003,793

Health Care Providers & Services–1.16%
Air Methods	3,900	143,871
Cardinal Health	21,300	877,134
†Cross Country Healthcare	9,010	43,248
†Express Scripts Holding	6,140	331,560
Quest Diagnostics	14,300	833,261
UnitedHealth Group	7,390	400,834
†WellCare Health Plans	1,900	92,511

		2,722,419

Health Care Technology–0.02%
†Greenway Medical Technologies	2,630	40,397

		40,397

Hotels, Restaurants & Leisure–0.57%
†AFC Enterprises	5,920	154,690
†Buffalo Wild Wings	1,250	91,025
CEC Entertainment	2,540	84,303
Cheesecake Factory	2,550	83,436
†Jack in the Box	4,310	123,266
McDonald’s	4,390	387,242
†SHFL Entertainment	9,330	135,285

LVIP Delaware Foundation® Aggressive Allocation Fund–8

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Hotels, Restaurants & Leisure (continued)
Starbucks	4,950	$265,419

		1,324,666

Household Durables–0.12%
Jarden	5,440	281,248

		281,248

Household Products–0.38%
Kimberly-Clark	3,610	304,792
Procter & Gamble	8,520	578,423

		883,215

Industrial Conglomerates–0.18%
General Electric	19,510	409,515

		409,515

Insurance–2.05%
AFLAC	5,060	268,787
Allstate	21,700	871,689
Alterra Capital Holdings	2,890	81,469
American Equity Investment Life
Holding.	10,170	124,176
†AMERISAFE	2,220	60,495
Marsh & McLennan	26,200	903,114
Primerica	3,410	102,334
ProAssurance	1,820	76,786
Progressive	43,300	913,630
Prudential Financial	4,310	229,852
Travelers.	16,160	1,160,611

		4,792,943

Internet & Catalog Retail–0.90%
†Liberty Interactive Class A	53,175	1,046,484
†priceline.com	1,575	978,390
†Shutterfly	2,740	81,844

		2,106,718

Internet Software & Services–1.45%
†Brightcove	7,360	66,534
†comScore	3,470	47,817
†ExactTarget	3,670	73,400
†Google Class A	1,930	1,369,084
j2 Global	4,140	126,601
†Liquidity Services	1,950	79,677
†LogMeIn	4,200	94,122
†OpenTable	1,520	74,176
†Trulia	810	13,154
†ValueClick	5,330	103,455
†VeriSign	17,850	692,937
†Vocus	5,230	90,897
†Yahoo	28,682	570,772

		3,402,626

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
IT Services–2.17%
Accenture Class A	3,860	$256,690
†Cognizant Technology Solutions Class A	2,930	216,967
†EPAM Systems	2,790	50,499
†ExlService Holdings	2,110	55,915
International Business Machines	1,460	279,663
†InterXion Holding	3,840	91,238
MasterCard Class A	2,835	1,392,779
Syntel	1,270	68,059
†TeleTech Holdings	5,820	103,596
†Teradata	11,075	685,432
†VeriFone Systems	11,575	343,546
Visa Class A	10,150	1,538,537

		5,082,921

Life Sciences Tools & Services–0.13%
Thermo Fisher Scientific	4,930	314,435

		314,435

Machinery–0.62%
Barnes Group	4,610	103,541
Caterpillar	5,930	531,209
†Chart Industries	1,810	120,673
†Columbus McKinnon	5,300	87,556
Cummins	1,290	139,772
Deere.	3,040	262,717
ESCO Technologies	2,550	95,396
†Kadant	3,980	105,510

		1,446,374

Media–0.75%
Cinemark Holdings	5,890	153,022
Comcast Class A	23,700	885,906
Comcast Special Class A	12,840	461,598
National CineMedia	5,350	75,596
Regal Entertainment Group Class A	4,470	62,357
Viacom Class B	2,410	127,103

		1,765,582

Metals & Mining–0.23%
Allegheny Technologies	5,410	164,248
†Coeur d’Alene Mines	3,590	88,314
Kaiser Aluminum	1,220	75,262
Materion.	3,410	87,910
US Silica Holdings	6,800	113,764

		529,498

Multiline Retail–0.34%
Macy’s	6,690	261,044
Nordstrom	5,060	270,710
Target	4,450	263,307

		795,061

LVIP Delaware Foundation® Aggressive Allocation Fund–9

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Multi-Utilities–0.17%
MDU Resources Group	7,400	$157,176
NorthWestern	2,220	77,101
Sempra Energy	2,340	166,000

		400,277

Office Electronics–0.37%
Xerox	126,300	861,366

		861,366

Oil, Gas & Consumable Fuels–3.68%
Berry Petroleum Class A	2,420	81,191
†Bonanza Creek Energy	3,480	96,709
†Carrizo Oil & Gas	3,920	82,006
Chevron	13,526	1,462,702
ConocoPhillips	15,700	910,443
†Diamondback Energy	1,360	26,003
EOG Resources	14,450	1,745,416
Exxon Mobil	5,630	487,277
Hess	2,960	156,762
Kinder Morgan	36,316	1,283,044
Marathon Oil	33,485	1,026,650
Occidental Petroleum	14,280	1,093,991
†Rosetta Resources	2,520	114,307
†Swift Energy	3,780	58,174

		8,624,675

Paper & Forest Products–0.16%
Buckeye Technologies	3,410	97,901
International Paper	6,710	267,326

		365,227

Personal Products–0.31%
Avon Products	44,400	637,584
†Prestige Brands Holdings	4,580	91,737

		729,321

Pharmaceuticals–2.41%
Allergan	13,500	1,238,355
Johnson & Johnson	13,482	945,088
Merck	32,700	1,338,738
Perrigo	5,115	532,113
Pfizer	63,165	1,584,178

		5,638,472

Professional Services–0.24%
†FTI Consulting	2,650	87,450
Kforce	8,140	116,646
Manpower	2,340	99,310
†RPX.	3,760	33,990
Towers Watson Class A	3,090	173,689
†WageWorks	2,460	43,788

		554,873

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Real Estate Investment Trusts–2.90%
American Campus Communities	1,025	$47,283
American Tower	925	71,475
Apartment Investment & Management	3,300	89,298
AvalonBay Communities	1,900	257,621
Boston Properties	2,600	275,106
BRE Properties	1,450	73,704
Camden Property Trust	2,250	153,473
CBL & Associates Properties	2,475	52,495
Colonial Properties Trust	2,700	57,699
Corporate Office Properties Trust	3,225	80,561
DCT Industrial Trust	23,510	152,580
DDR	3,250	50,895
Digital Realty Trust	1,450	98,441
Duke Realty	4,800	66,576
DuPont Fabros Technology	5,570	134,571
EastGroup Properties	2,815	151,475
Education Realty Trust	3,850	40,964
EPR Properties	2,600	119,886
Equity Lifestyle Properties	750	50,468
Equity Residential	4,600	260,682
Essex Property Trust	525	76,991
Extra Space Storage	1,750	63,683
Federal Realty Investment Trust	725	75,415
†First Industrial Realty Trust	4,300	60,544
General Growth Properties	7,250	143,913
HCP	4,300	194,274
Health Care REIT	2,775	170,080
Healthcare Realty Trust	3,650	87,637
Host Hotels & Resorts	23,150	362,761
Kilroy Realty	1,500	71,055
Kimco Realty	6,650	128,478
LaSalle Hotel Properties	4,710	119,587
Lexington Realty Trust	6,275	65,574
Liberty Property Trust	2,550	91,214
Macerich	2,150	125,345
National Retail Properties	5,280	164,736
Parkway Properties	2,100	29,379
ProLogis	6,875	250,869
PS Business Parks	850	55,233
Public Storage	1,675	242,808
Ramco-Gershenson Properties Trust	10,210	135,895
Rayonier	900	46,647
Regency Centers	1,775	83,638
RLJ Lodging Trust	1,550	30,024
Senior Housing Properties Trust	1,750	41,370
Simon Property Group	4,700	743,023
SL Green Realty	1,725	132,221
Sovran Self Storage	2,250	139,725
†Strategic Hotels & Resorts	6,975	44,640
Summit Hotel Properties	2,850	27,075
†Sunstone Hotel Investors	3,100	33,201

LVIP Delaware Foundation® Aggressive Allocation Fund–10

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Real Estate Investment Trusts (continued)
Tanger Factory Outlet Centers	2,150	$73,530
Taubman Centers	675	53,136
Ventas	3,100	200,632
Vornado Realty Trust	1,725	138,138

		6,787,724

Road & Rail–0.25%
†Genesee & Wyoming	1,330	101,186
Hunt (J.B.) Transport Services	2,630	157,037
Union Pacific	2,670	335,672

		593,895

Semiconductors & Semiconductor Equipment–0.83%
†Amkor Technology	14,240	60,520
†Applied Micro Circuits	12,870	108,108
Avago Technologies	6,350	201,041
†Cirrus Logic	2,410	69,818
Intel	56,146	1,158,292
†Semtech	5,150	149,093
Texas Instruments	6,380	197,397

		1,944,269

Software–1.84%
†Adobe Systems	29,150	1,098,372
†BMC Software	27,100	1,074,786
†Citrix Systems	2,450	161,088
†Fortinet	6,650	140,116
Intuit	18,400	1,094,800
Microsoft	18,890	504,930
†Nuance Communications	4,700	104,904
†Proofpoint	3,470	42,716
†SS&C Technologies Holdings	3,400	78,608

		4,300,320

Specialty Retail–0.85%
DSW Class A	1,940	127,439
†Express	5,070	76,506
†Jos. A Bank Clothiers	2,860	121,779
Lowe’s	25,700	912,864
†Sally Beauty Holdings	11,950	281,662
Staples	40,200	458,280

		1,978,530

Textiles, Apparel & Luxury Goods–0.51%
†G-III Apparel Group	2,930	100,294
†Iconix Brand Group	6,770	151,106
Jones Group	2,930	32,406
†Madden (Steven)	3,730	157,667
NIKE Class B	12,750	657,900
Perry Ellis International	5,210	103,679

		1,203,052

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Thrift & Mortgage Finance–0.08%
Dime Community Bancshares	6,390	$88,757
Flushing Financial	6,430	98,636

		187,393

Trading Companies & Distributors–0.10%
Applied Industrial Technologies	3,540	148,715
†Titan Machinery	3,630	89,661

		238,376

Wireless Telecommunication Services–0.67%
†Crown Castle International	20,900	1,508,144
NTELOS Holdings	3,930	51,522

		1,559,666

Total U.S. Markets (Cost $72,975,816)		100,905,044

§DEVELOPED MARKETS–14.72%
Air Freight & Logistics–0.34%
Deutsche Post	36,207	797,266

		797,266

Auto Components–0.16%
Sumitomo Rubber Industries	31,067	375,174

		375,174

Automobiles–0.84%
Bayerische Motoren Werke	6,709	652,686
Toyota Motor	28,000	1,305,759

		1,958,445

Beverages–0.53%
Carlsberg Class B	7,004	689,869
Coca-Cola Amatil	38,441	540,744

		1,230,613

Building Products–0.15%
Cie de Saint-Gobain	8,335	357,842

		357,842

Chemicals–0.36%
Syngenta ADR	10,325	834,260

		834,260

Commercial Banks–1.20%
BNP Paribas	678	38,566
Mitsubishi UFJ Financial Group	193,600	1,046,203
Nordea Bank	93,711	901,711
Standard Chartered	31,631	818,854

		2,805,334

Construction Materials–0.20%
Lafarge	7,066	456,147

		456,147

LVIP Delaware Foundation® Aggressive Allocation Fund–11

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
§DEVELOPED MARKETS (continued)
Containers & Packaging–0.33%
Rexam	107,008	$765,899

		765,899

Electrical Equipment–0.27%
Alstom	15,791	635,955

		635,955

Energy Equipment & Services–0.64%
Subsea 7	34,687	833,301
Transocean	14,900	665,285

		1,498,586

Food & Staples Retailing–0.58%
Greggs	65,285	487,159
Tesco	157,420	867,427

		1,354,586

Food Products–0.51%
†Aryzta	23,223	1,193,840

		1,193,840

Household Durables–0.17%
Techtronic Industries	212,000	401,315

		401,315

Industrial Conglomerates–0.31%
Koninklijke Philips Electronics	27,825	736,616

		736,616

Insurance–0.36%
AXA.	47,201	847,306

		847,306

IT Services–0.86%
†CGI Group Class A	45,526	1,051,464
Teleperformance	26,247	954,196

		2,005,660

Life Sciences Tools & Services–0.05%
†ICON ADR	4,280	118,813

		118,813

Media–0.22%
Publicis Groupe	8,714	524,122

		524,122

Metals & Mining–1.33%
Anglo American ADR	8,685	133,692
†AuRico Gold	92,493	762,666
Rio Tinto.	19,196	1,119,964
Yamana Gold	64,164	1,105,307

		3,121,629

Multiline Retail–0.70%
Don Quijote	21,700	797,195

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
§DEVELOPED MARKETS (continued)
Multiline Retail (continued)
PPR.	4,488	$842,671

		1,639,866

Multi-Utilities–0.14%
National Grid	27,930	320,439

		320,439

Oil, Gas & Consumable Fuels–0.42%
Total	18,885	982,380

		982,380

Pharmaceuticals–2.21%
Meda Class A	27,462	283,194
Novartis	15,229	961,173
Novo Nordisk ADR	5,675	926,217
Sanofi	11,336	1,074,706
Stada Arzneimittel	20,031	648,086
Teva Pharmaceutical Industries ADR	34,100	1,273,294

		5,166,670

Road & Rail–0.37%
East Japan Railway	13,472	870,001

		870,001

Specialty Retail–0.24%
Nitori Holdings	7,709	564,063

		564,063

Textiles, Apparel & Luxury Goods–0.39%
Yue Yuen Industrial Holdings	271,000	916,648

		916,648

Trading Companies & Distributors–0.33%
ITOCHU	74,160	782,765

		782,765

Wireless Telecommunication Services–0.51%
KDDI	7,210	509,052
Vodafone Group	178,016	448,251
Vodafone Group ADR	8,900	224,191

		1,181,494

Total Developed Markets (Cost $27,658,827)		34,443,734

×EMERGING MARKETS–9.01%
Airlines–0.06%
†Gol Linhas Aereas Inteligentes ADR	20,800	136,448

		136,448

Automobiles–0.14%
†Hyundai Motor	694	143,997
Mahindra & Mahindra	10,940	187,619

		331,616

LVIP Delaware Foundation® Aggressive Allocation Fund–12

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
×EMERGING MARKETS (continued)
Beverages–0.38%
Fomento Economico Mexicano ADR	2,565	$258,296
Lotte Chilsung Beverage	198	282,118
Tsingtao Brewery	22,072	131,566
United Spirits	6,266	216,852

		888,832

Building Products–0.14%
KCC.	1,151	323,770

		323,770

Chemicals–0.07%
Braskem ADR	12,168	162,443

		162,443

Commercial Banks–1.09%
Banco Santander Brasil ADR	26,804	194,865
Bangkok Bank	29,993	192,710
China Construction Bank	269,239	220,043
ICICI Bank ADR	5,500	239,855
Industrial & Commercial Bank of China	508,238	366,862
Itau Unibanco Holding ADR	14,200	233,732
†KB Financial Group ADR	12,203	438,088
=Sberbank	119,893	366,945
Standard Bank Group	21,168	299,418

		2,552,518

Construction & Engineering–0.07%
†Empresas ICA ADR	16,800	169,008

		169,008

Construction Materials–0.41%
†Cemex ADR	31,002	305,990
†Cemex Latam Holdings	38,637	248,834
Siam Cement	9,009	129,938
Siam Cement NDVR	7,059	101,813
Ultratech Cement	4,741	172,960

		959,535

Diversified Financial Services–0.07%
Remgro	8,319	157,450

		157,450

Diversified Telecommunication Services–0.57%
China Telecom	360,800	204,028
China Unicom Hong Kong ADR	22,020	358,706
Chunghwa Telecom ADR	6,127	198,147
†KT ADR	19,666	329,209
Telefonica Brasil ADR	9,995	240,480

		1,330,570

Electronic Equipment, Instruments & Components–0.27%
Hon Hai Precision Industry	137,596	425,521

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
×EMERGING MARKETS (continued)
Electronic Equipment, Instruments & Components (continued)
†LG Display ADR	14,391	$208,382

		633,903

Food & Staples Retailing–0.18%
Cia Brasileira de Distribuicao Grupo Pao de Acucar ADR	4,700	208,633
Wal-Mart de Mexico Series V	64,016	210,161

		418,794

Food Products–0.45%
Brasil Foods ADR	19,099	403,180
China Mengniu Dairy	82,000	234,404
Lotte Confectionery	133	204,171
Tingyi Cayman Islands Holding	79,541	223,803

		1,065,558

Household Durables–0.07%
†LG Electronics	2,435	170,100

		170,100

Insurance–0.09%
Samsung Life Insurance	2,260	200,627

		200,627

Internet & Catalog Retail–0.21%
Hyundai Home Shopping Network	4,327	493,729

		493,729

Internet Software & Services–0.25%
†Baidu ADR	1,700	170,493
†Sina	3,996	200,679
†Sohu.com	4,600	217,764

		588,936

IT Services–0.03%
†WNS Holdings ADR	6,240	65,021

		65,021

Media–0.18%
Grupo Televisa ADR	16,214	430,968

		430,968

Metals & Mining–0.42%
Anglo American Platinum	2,806	148,983
†ArcelorMittal South Africa	16,384	70,248
Gerdau	16,600	124,875
Gerdau ADR	12,100	108,779
Impala Platinum Holdings	6,075	121,838
Vale ADR	19,652	411,906

		986,629

Oil, Gas & Consumable Fuels–1.73%
Cairn India	33,460	196,119
China Petroleum & Chemical	126,500	145,647

LVIP Delaware Foundation® Aggressive Allocation Fund–13

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
×EMERGING MARKETS (continued)
Oil, Gas & Consumable Fuels (continued)
CNOOC ADR	977	$214,940
Gazprom ADR	44,689	431,939
LUKOIL ADR	4,908	331,290
PetroChina ADR	1,536	220,846
Petroleo Brasileiro ADR	34,369	669,164
†Polski Koncern Naftowy Orlen	8,828	141,673
PTT NVDR	19,078	206,922
#Reliance Industries GDR 144A	24,698	753,783
†Rosneft GDR	29,778	269,826
Sasol ADR	4,253	184,112
Tambang Batubara Bukit Asam Persero	110,500	174,208
YPF ADR	6,900	100,395

		4,040,864

Paper & Forest Products–0.12%
†Fibria Celulose ADR	24,710	280,953

		280,953

Personal Products–0.10%
†Hypermarcas	28,400	230,416

		230,416

Real Estate Management & Development–0.12%
#†=Etalon Group GDR 144A	10,500	57,225
†UEM Land Holdings	339,104	234,975

		292,200

Road & Rail–0.03%
All America Latina Logistica	20,382	82,682

		82,682

Semiconductors & Semiconductor Equipment–0.80%
Samsung Electronics	893	1,291,428
Taiwan Semiconductor Manufacturing	75,944	253,791
Taiwan Semiconductor Manufacturing ADR	11,400	195,624
United Microelectronics	331,000	133,663

		1,874,506

Transportation Infrastructure–0.06%
Santos Brasil Participacoes	9,375	133,634

		133,634

Wireless Telecommunication Services–0.90%
America Movil ADR	8,358	193,404
China Mobile ADR	4,893	287,317
†MegaFon GDR	10,300	245,140
Mobile Telesystems ADR	7,600	141,740
MTN Group	9,710	204,961
SK Telecom ADR	38,800	614,204
†Turkcell Iletisim Hizmetleri ADR	10,610	171,245

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
×EMERGING MARKETS (continued)
Wireless Telecommunication Services (continued)
Vodacom Group	16,366	$241,532

		2,099,543

Total Emerging Markets (Cost $18,199,827)		21,101,253

Total Common Stock (Cost $118,834,470)		156,450,031

CONVERTIBLE PREFERRED STOCK–0.05%
Apache 6.00% exercise price $109.12, expiration date 8/1/13	400	18,280
Aspen Insurance Holdings 5.625% exercise price $29.28, expiration date 12/31/49	368	22,057
Bank of America 7.25% exercise price $50.00, expiration date 12/31/49	9	10,217
#Chesapeake Energy 144A 5.75% exercise price $27.90, expiration date 12/31/49	4	3,563
HealthSouth 6.50% exercise price $30.50, expiration date 12/31/49	20	20,755
Huntington Bancshares 8.50% exercise price $11.95, expiration date 12/31/49	14	17,220
PPL 9.50% exercise price $28.80, expiration date 7/1/13	400	21,104
SandRidge Energy 8.50% exercise price $8.01, expiration date 12/31/49	120	12,546

Total Convertible Preferred Stock (Cost $132,191)		125,742

EXCHANGE-TRADED FUNDS–9.79%
iShares MSCI EAFE Growth Index Fund	188,720	11,330,749
iShares MSCI EAFE Index Fund	116,130	6,598,507
Vanguard MSCI EAFE	141,100	4,970,953

Total Exchange-Traded Funds (Cost $18,812,471)		22,900,209

PREFERRED STOCK–0.07%
Alabama Power 5.625%	2,475	62,618
BB&T 5.85%	1,600	41,568
†U.S. Airways	8	0

LVIP Delaware Foundation® Aggressive Allocation Fund–14

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

PREFERRED STOCK (continued)
Wells Fargo 5.20%	2,600	$65,468
Total Preferred Stock (Cost $165,266)		169,654

	Principal Amount°
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–0.19%
Fannie Mae Grantor Trust
Series 2001-T7 A1 7.50% 2/25/41	68	$77
Fannie Mae REMICs
Series 1996-46 ZA 7.50% 11/25/26	1,528	1,778
Series 2003-26 AT 5.00% 11/25/32	78,382	82,124
Series 2003-122 AJ 4.50% 2/25/28	4,965	5,006
Series 2010-41 PN 4.50% 4/25/40	65,000	73,938
•Series 2012-124 SD 5.94% 11/25/42	99,833	31,125
Freddie Mac REMICs
Series 2326 ZQ 6.50% 6/15/31	12,886	14,733
Series 4065 DE 3.00% 6/15/32	10,000	10,503
GNMA Series 2010-113 KE 4.50% 9/20/40	155,000	177,246
NCUA Guaranteed Notes Series 2010-C1 A2 2.90% 10/29/20	50,000	53,298

Total Agency Collateralized Mortgage Obligations (Cost $421,560)		449,828

AGENCY MORTGAGE-BACKED SECURITIES–3.35%
Fannie Mae ARM 5.155% 8/1/35	3,218	3,459
Fannie Mae S.F. 15 yr
2.50% 12/1/27	110,000	115,110
3.00% 11/1/27	13,894	14,778
4.00% 11/1/25	171,189	186,306
Fannie Mae S.F. 15 yr TBA
2.50% 1/1/28	1,085,000	1,134,503
3.00% 1/1/28	1,110,000	1,171,570
Fannie Mae S.F. 30 yr
4.50% 8/1/41	11,563	12,553
5.00% 2/1/35	71,725	78,144
5.50% 4/1/37	71,972	81,612
6.00% 2/1/38	6,923	7,580
6.00% 11/1/39	19,157	20,973
6.00% 7/1/40	11,563	12,660
6.00% 2/1/41	44,639	49,249
Fannie Mae S.F. 30 yr TBA
3.00% 1/1/43	1,951,000	2,044,282
3.50% 1/1/43	1,495,000	1,593,869

	Principal Amount°	Value (U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
Freddie Mac ARM
•2.342% 12/1/33	18,773	$19,971
•2.987% 6/1/37	7,362	7,855
Freddie Mac S.F. 15 yr
4.50% 5/1/20	10,960	11,682
5.50% 5/1/20	250,531	271,949
Freddie Mac S.F. 30 yr
5.50% 7/1/40	535,839	579,861
6.00% 8/1/38	34,394	37,793
6.00% 10/1/38	50,543	55,604
6.00% 5/1/40	292,603	318,425

Total Agency Mortgage-Backed Securities (Cost $7,778,824)		7,829,788

COMMERCIAL MORTGAGE-BACKED SECURITIES–0.99%
BAML Commercial Mortgage
•Series 2005-6 A4 5.19% 9/10/47	100,000	111,405
Series 2006-4 A4 5.634% 7/10/46	150,000	171,605
Bear Stearns Commercial Mortgage Securities
•Series 2005-PW10 A4 5.405% 12/11/40	60,000	66,819
•Series 2006-PW12 A4 5.712% 9/11/38	150,000	171,707
#DB-UBS Mortgage Trust Series
2011-LC1A A3 144A 5.002% 11/10/46	300,000	357,368
#•FREMF Mortgage Trust Series
2012-K21 B 144A 3.938% 7/25/45	30,000	30,633
Goldman Sachs Mortgage Securities II
•Series 2004-GG2 A6 5.396% 8/10/38	125,000	132,085
Series 2005-GG4 A4 4.761% 7/10/39	40,000	43,109
Series 2005-GG4 A4A 4.751% 7/10/39	50,000	53,927
#Series 2010-C1 A2 144A 4.592% 8/10/43	100,000	116,859
•Greenwich Capital Commercial
Funding Series 2005-GG5 A5 5.224% 4/10/37	250,000	276,221
JPMorgan Chase Commercial Mortgage Securities
•Series 2005-LDP3 A4A 4.936% 8/15/42	50,000	54,981
•Series 2005-LDP4 A4 4.918% 10/15/42	70,000	76,001
Series 2011-C5 A3 4.171% 8/15/46	85,000	96,805

LVIP Delaware Foundation® Aggressive Allocation Fund–15

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°		Value (U.S. $)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
LB-UBS Commercial Mortgage
Trust Series 2004-C1 A4
4.568% 1/15/31	35,000 $		36,317
•Morgan Stanley Capital I Series 2007-T27 A4 5.651% 6/11/42		175,000	207,231
#OBP Depositor Trust Series 2010-OBP A 144A 4.646% 7/15/45		100,000	117,352
#VNO Mortgage Trust Series 2012-6AVE A 144A 2.996% 11/15/30		100,000	103,214
WF-RBS Commercial Mortgage Trust
Series 2012-C9 A3 2.87% 11/15/45		65,000	67,035
Series 2012-C9 B
3.84% 11/15/45		15,000	15,464

Total Commercial Mortgage-Backed Securities (Cost $1,996,992)			2,306,138

CONVERTIBLE BONDS–0.31%
AAR 1.75% exercise price $28.62, expiration date 1/1/26		21,000	21,053
Advanced Micro Devices 6. 00% exercise price $28. 08, expiration date 4/30/15		27,000	25,245
#Alaska Communications
Systems Group 144A 6. 25% exercise price $10. 28, expiration date 4/27/18		27,000	18,225
Alcatel-Lucent USA 2. 875% exercise price $15. 35, expiration date 6/15/25		4,000	4,035
Alere 3.00% exercise price $43.98, expiration date 5/15/16		21,000	19,740
Ares Capital 5.75% exercise price $19.13, expiration date 2/1/16		23,000	24,811
fArvinMeritor 4.00% exercise price $26.73, expiration date
2/12/27		38,000	28,619
BGC Partners 4.50% exercise price $9.84, expiration date
7/13/16		11,000	10,148
Chesapeake Energy 2. 50% exercise price $51. 14, expiration date 5/15/37		12,000	10,860
#Clearwire Communications
144A 8.25% exercise price
$7.08, expiration date
11/30/40		12,000	13,275

	Principal Amount°	Value (U.S. $)

CONVERTIBLE BONDS (continued)
Dendreon 2.875% exercise price $51.24, expiration date 1/13/16	10,000	$7,600
fGeneral Cable 4.50% exercise price $36.75, expiration date 11/15/29	18,000	19,508
Helix Energy Solutions Group 3.25% exercise price $25. 02, expiration date 3/12/32	25,000	29,609
fHologic 2.00% exercise price $31.17, expiration date 2/27/42	12,000	11,963
#Iconix Brand Group 144A 2. 50% exercise price $30. 75, expiration date 5/31/16	18,000	18,731
#Illumina 144A 0.25% exercise price $83.55, expiration date 3/11/16	9,000	8,769
Intel 3.25% exercise price $22.20, expiration date 8/1/39	17,000	20,007
Jefferies Group 3.875% exercise price $37.20, expiration date 10/31/29	39,000	38,829
L-3 Communications Holdings 3.00% exercise price $91. 21, expiration date 8/1/35	22,000	22,385
Leap Wireless International 4.50% exercise price $93. 21, expiration date 7/10/14	37,000	35,474
#Lexington Realty Trust 144A 6.00% exercise price $6. 93, expiration date 1/11/30	12,000	18,510
Live Nation Entertainment 2.875% exercise price $27. 14, expiration date 7/14/27	29,000	28,855
MGM Resorts International 4.25% exercise price $18. 58, expiration date 4/10/15	25,000	26,516
Mylan 3.75% exercise price $13.32, expiration date 9/15/15	8,000	17,045
Nuance Communications 2. 75% exercise price $32. 30, expiration date 11/1/31	9,000	9,816
NuVasive 2.75% exercise price $42.13, expiration date 6/30/17	35,000	30,800
#Owens-Brockway Glass Container 144A 3. 00% exercise price $47. 47, expiration date 5/28/15	44,000	43,753

LVIP Delaware Foundation® Aggressive Allocation Fund–16

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CONVERTIBLE BONDS (continued)
Peabody Energy 4.75% exercise price $58.19, expiration date 12/15/41	5,000	$4,841
PHH 4.00% exercise price $25.80, expiration date 2/28/14	24,000	26,955
Rovi 2.625% exercise price $47.36, expiration date 2/10/40	15,000	14,991
#Ryman Hospitality Properties 144A 3.75% exercise price $22.50, expiration date 9/29/14	6,000	10,478
SanDisk 1.50% exercise price $52.37, expiration date 8/11/17	26,000	30,290
SBA Communications 4. 00% exercise price $30. 38, expiration date 9/29/14	8,000	18,955
Steel Dynamics 5.125% exercise price $17.32, expiration date 6/15/14	10,000	10,931
#TIBCO Software 144A 2. 25% exercise price $50. 57, expiration date 4/30/32	9,000	8,601
#Titan Machinery 144A 3. 75% exercise price $43. 17, expiration date 4/30/19	10,000	9,456
VeriSign 3.25% exercise price $34.37, expiration date 8/15/37	13,000	16,461
#WellPoint 144A 2.75% exercise price $75.57, expiration date 10/15/42	8,000	8,645

Total Convertible Bonds (Cost $703,891)		724,785

CORPORATE BONDS–11.38%
Aerospace & Defense–0.02%
Precision Castparts 2.50% 1/15/23	45,000	45,386

		45,386

Airlines–0.02%
#United Air Lines 144A 12.00% 11/1/13	53,000	53,530

		53,530

Auto Components–0.07%
American Axle & Manufacturing 7.875% 3/1/17	62,000	64,325
Delphi 6.125% 5/15/21	65,000	72,475

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Auto Components (continued)
Tomkins 9.00% 10/1/18	21,000	$23,625

		160,425

Automobiles–0.13%
#Daimler Finance North America 144A 2.25% 7/31/19	150,000	151,365
Ford Motor 7.45% 7/16/31	126,000	160,650

		312,015

Beverages–0.27%
Constellation Brands 4.625% 3/1/23	20,000	21,000
6.00% 5/1/22	55,000	63,250
Heineken #144A 2.75% 4/1/23	35,000	34,442
#144A 3.40% 4/1/22	80,000	83,611
#Pernod-Ricard 144A 5.75% 4/7/21	150,000	179,722
#SABMiller Holdings 144A 2.45% 1/15/17	240,000	250,416

		632,441

Biotechnology–0.09%
Amgen 3.875% 11/15/21	30,000	33,006
5.375% 5/15/43	35,000	41,431
Celgene 3.25% 8/15/22	10,000	10,215
3.95% 10/15/20	105,000	114,147

		198,799

Building Products–0.03%
Nortek 8.50% 4/15/21	70,000	78,050

		78,050

Capital Markets–0.17%
E Trade Financial 6.375% 11/15/19	40,000	41,200
Jefferies Group 6.25% 1/15/36	90,000	93,600
6.45% 6/8/27	25,000	26,750
Lazard Group 6.85% 6/15/17	153,000	177,012
#Nuveen Investments 144A 9.50% 10/15/20	70,000	70,000

		408,562

Chemicals–0.30%
Cabot 2.55% 1/15/18	70,000	72,239
3.70% 7/15/22	40,000	40,640
CF Industries 6.875% 5/1/18	90,000	110,071
7.125% 5/1/20	50,000	63,020
Dow Chemical 8.55% 5/15/19	223,000	301,458

LVIP Delaware Foundation® Aggressive Allocation Fund–17

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Chemicals (continued)
Ecolab 1.45% 12/8/17	40,000	$39,866
#MacDermid 144A 9.50% 4/15/17	49,000	51,266
#NewMarket 144A 4.10% 12/15/22	15,000	15,294

		693,854

Commercial Banks–1.32%
Abbey National Treasury Services 4.00% 4/27/16	75,000	79,365
#Banco Santander Chile 144A 3.875% 9/20/22	150,000	154,146
Bancolombia 5.125% 9/11/22	50,000	52,250
BB&T 5.25% 11/1/19	160,000	185,268
Capital One Capital V 10.25% 8/15/39	65,000	65,000
City National 5.25% 9/15/20	100,000	111,567
•Fifth Third Capital Trust IV 6.50% 4/15/37	115,000	115,431
#HSBC Bank 144A 4.75% 1/19/21	150,000	173,378
HSBC Holdings 4.00% 3/30/22	100,000	109,700
KeyBank 5.45% 3/3/16	250,000	279,674
•National City Bank 0.681% 6/7/17	335,000	327,708
•PNC Financial Services Group 2.854% 11/9/22	15,000	15,120
PNC Funding 5.125% 2/8/20	115,000	136,980
#•PNC Preferred Funding Trust II 144A 1.531% 3/31/49	100,000	86,500
SVB Financial Group 5.375% 9/15/20	160,000	180,133
U.S. Bank 6.30% 2/4/14	250,000	265,187
•USB Capital IX 3.50% 10/29/49	275,000	248,922
Wachovia
•0.71% 10/15/16	45,000	44,243
5.25% 8/1/14	195,000	208,016
5.625% 10/15/16	120,000	137,703
Wells Fargo 3.50% 3/8/22	20,000	21,375
Zions Bancorp 4.50% 3/27/17	60,000	62,745
7.75% 9/23/14	20,000	21,852

		3,082,263

Commercial Services & Supplies–0.22%
#Brambles USA 144A
3.95% 4/1/15	175,000	182,543
Geo Group 6.625% 2/15/21	35,000	39,025
International Lease Finance
5.875% 4/1/19	25,000	26,475
6.25% 5/15/19	63,000	67,410
8.25% 12/15/20	35,000	41,825
8.75% 3/15/17	25,000	29,000

	Principal Amount°		Value (U.S. $)

CORPORATE BONDS (continued)
Commercial Services & Supplies (continued)
Penske Truck Leasing
#144A 3.375% 3/15/18		30,000	$30,305
#144A 4.875% 7/11/22		85,000	87,972

			504,555

Communications Equipment–0.03%
Avaya
#144A 7.00% 4/1/19		25,000	23,500
9.75% 11/1/15		55,000	49,225

			72,725

Computers & Peripherals–0.07%
NetApp
2.00% 12/15/17		35,000	34,916
3.25% 12/15/22		45,000	44,392
#Seagate Technology Internationals 144A
10.00% 5/1/14		73,000	78,931

			158,239

Construction Materials–0.10%
#•Cemex 144A 5.311% 9/30/15		150,000	152,625
Headwaters 7.625% 4/1/19		80,000	85,400

			238,025

Containers & Packaging–0.06%
Berry Plastics 9.75% 1/15/21		60,000	69,450
#Consolidated Container 144A
10.125% 7/15/20		20,000	21,500
#Plastipak Holdings 144A
10.625% 8/15/19		44,000	50,490

			141,440

Diversified Financial Services–0.74%
Bank of America
3.75% 7/12/16		50,000	53,491
3.875% 3/22/17		60,000	65,135
6.125% 9/15/21	GBP	50,000	95,946
#CDP Financial 144A
4.40% 11/25/19		250,000	288,093
ERAC USA Finance
#144A 3.30% 10/15/22		60,000	60,873
#144A 5.25% 10/1/20		95,000	108,814
General Electric Capital
2.10% 12/11/19		70,000	70,311
5.625% 5/1/18		20,000	23,779
5.875% 1/14/38		25,000	30,263
6.00% 8/7/19		176,000	214,414
•7.125% 12/15/49		100,000	113,476
#•HBOS Capital Funding 144A
6.071% 6/29/49		65,000	57,200
•ING Groep 5.775% 12/29/49		50,000	47,500

LVIP Delaware Foundation® Aggressive Allocation Fund–18

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

Principal Amount°			Value (U.S. $)

CORPORATE BONDS (continued)
Diversified Financial Services (continued)
JPMorgan Chase
2.00% 8/15/17		5,000	$5,113
2.92% 9/19/17	CAD	100,000	101,450
6.00% 10/1/17		250,000	296,272
PHH
7.375% 9/1/19		20,000	22,300
9.25% 3/1/16		60,000	70,350

			1,724,780

Diversified Telecommunication Services–0.61%
AT&T 2.625% 12/1/22		70,000	70,268
CenturyLink 5.80% 3/15/22		120,000	127,082
#Clearwire Communications 144A 12.00% 12/1/15		44,000	47,340
Intelsat Jackson Holdings 7.25% 10/15/20		75,000	81,844
Level 3 Communications 11.875% 2/1/19		20,000	23,150
Level 3 Financing 10.00% 2/1/18		55,000	61,600
#Oi 144A 5.75% 2/10/22		200,000	209,000
Qwest 6.75% 12/1/21		55,000	64,569
Telecom Italia Capital 5.25% 10/1/15		55,000	58,658
Telefonica Emisiones 6.421% 6/20/16		150,000	166,350
#Telesat Canada 144A 6.00% 5/15/17		40,000	42,200
Virgin Media Secured Finance 6.50% 1/15/18		200,000	216,250
Vivendi
#144A 3.45% 1/12/18		120,000	124,063
#144A 6.625% 4/4/18		85,000	100,043
Windstream 7.875% 11/1/17		32,000	36,160

			1,428,577

Electric Utilities–0.81%
American Electric Power 1.65% 12/15/17		40,000	40,188
#American Transmission Systems 144A 5.25% 1/15/22		135,000	155,748
#APT Pipelines 144A 3.875% 10/11/22		45,000	44,904
ComEd Financing III 6.35% 3/15/33		60,000	62,700
#Eskom Holdings 144A 5.75% 1/26/21		230,000	261,913
•FPL Capital Holdings 6.35% 10/1/66		120,000	128,207
fGreat Plains Energy 5.292% 6/15/22		100,000	112,588
Ipalco Enterprises 5.00% 5/1/18		45,000	47,363

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Electric Utilities (continued)
Jersey Central Power & Light 5.625% 5/1/16	50,000	$56,773
#Korea Hydro & Nuclear Power 144A 3.00% 9/19/22	370,000	364,901
LG&E & KU Energy 3.75% 11/15/20	100,000	105,786
4.375% 10/1/21	110,000	120,922
#Narragansett Electric 144A 4.17% 12/10/42	35,000	34,827
#Niagara Mohawk Power 144A 2.721% 11/28/22	70,000	69,758
NiSource Finance 5.25% 2/15/43	5,000	5,313
5.80% 2/1/42	75,000	85,711
Pennsylvania Electric 5.20% 4/1/20	55,000	63,517
•PPL Capital Funding 6.70% 3/30/67	40,000	42,339
Public Service Company of Oklahoma 5.15% 12/1/19	70,000	81,846

		1,885,304

Energy Equipment & Services–0.21%
#Hercules Offshore 144A 10.50% 10/15/17	65,000	70,363
Transocean 3.80% 10/15/22	95,000	97,567
5.05% 12/15/16	140,000	156,020
Weatherford International Bermuda
4.50% 4/15/22	60,000	63,794
9.625% 3/1/19	85,000	111,030

		498,774

Food & Staples Retailing–0.16%
CVS Caremark 2.75% 12/1/22	105,000	105,613
Ingles Markets 8.875% 5/15/17	32,000	34,280
Safeway 4.75% 12/1/21	100,000	103,216
Walgreen 3.10% 9/15/22	85,000	85,916
Woolworths #144A 3.15% 4/12/16	20,000	20,991
#144A 4.55% 4/12/21	25,000	28,003

		378,019

Food Products–0.05%
Del Monte 7.625% 2/15/19	60,000	62,850
#Kraft Foods Group 144A 5.00% 6/4/42	55,000	62,098

		124,948

LVIP Delaware Foundation® Aggressive Allocation Fund–19

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Gas Utilities–0.02%
AmeriGas Finance 6.75% 5/20/20	40,000	$44,100

		44,100

Health Care Equipment & Supplies–0.27%
#Alere 144A 7.25% 7/1/18	10,000	10,075
Biomet
#144A 6.50% 8/1/20	25,000	26,656
#144A 6.50% 10/1/20	5,000	4,994
Boston Scientific 6.00% 1/15/20	45,000	52,567
CareFusion 6.375% 8/1/19	225,000	268,670
#Kinetic Concepts 144A 12.50% 11/1/19	50,000	48,063
Zimmer Holdings 3.375% 11/30/21	90,000	93,456
4.625% 11/30/19	120,000	136,327

		640,808

Health Care Providers & Services–0.21%
Air Medical Group Holdings 9.25% 11/1/18	45,000	49,950
Community Health Systems 8.00% 11/15/19	20,000	21,750
#Fresenius Medical Care US
Finance II 144A
5.875% 1/31/22	40,000	43,600
Highmark
#144A 4.75% 5/15/21	40,000	40,353
#144A 6.125% 5/15/41	20,000	19,285
Humana 3.15% 12/1/22	40,000	39,861
Laboratory Corporation of America Holdings 2.20% 8/23/17	85,000	87,344
#MultiPlan 144A 9.875% 9/1/18	65,000	72,800
WellPoint 3.30% 1/15/23	115,000	118,242

		493,185

Hotels, Restaurants & Leisure–0.14%
Ameristar Casinos 7.50% 4/15/21	40,000	43,550
CKE Restaurants 11.375% 7/15/18	40,000	46,200
Darden Restaurants 3.35% 11/1/22	100,000	96,963
Pinnacle Entertainment 8.75% 5/15/20	20,000	21,700
Wyndham Worldwide 5.625% 3/1/21	55,000	61,488
5.75% 2/1/18	40,000	44,762
Wynn Las Vegas 7.75% 8/15/20	10,000	11,450

		326,113

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Household Durables–0.12%
Jarden 6.125% 11/15/22	45,000	$48,825
M/I Homes 8.625% 11/15/18	50,000	55,250
Mohawk Industries 6.375% 1/15/16	4,000	4,520
Newell Rubbermaid 2.05% 12/1/17	35,000	35,507
Norcraft 10.50% 12/15/15	35,000	35,438
Ryland Group 8.40% 5/15/17	34,000	40,715
Standard Pacific 10.75% 9/15/16	45,000	56,138

		276,393

Household Products–0.05%
Energizer Holdings 4.70% 5/24/22	115,000	123,379

		123,379

Independent Power Producers & Energy Traders–0.08%
AES 8.00% 6/1/20	35,000	40,425
#Calpine 144A 7.875% 7/31/20	41,000	46,228
GenOn Energy 9.875% 10/15/20	40,000	46,400
NRG Energy 7.875% 5/15/21	40,000	44,600

		177,653

Insurance–0.50%
Alleghany 4.95% 6/27/22	20,000	21,949
American International Group 5.85% 1/16/18	10,000	11,848
•Chubb 6.375% 3/29/67	115,000	125,925
#ING US 144A 5.50% 7/15/22	50,000	54,362
Liberty Mutual Group
#144A 4.95% 5/1/22	60,000	65,516
#144A 6.50% 5/1/42	45,000	50,803
#•144A 7.00% 3/15/37	35,000	34,956
MetLife 6.817% 8/15/18	310,000	391,001
#Metropolitan Life Global Funding I 144A 3.875% 4/11/22	100,000	108,970
Montpelier Re Holdings 4.70% 10/15/22	55,000	56,380
Prudential Financial 3.875% 1/14/15	30,000	31,757
•5.625% 6/15/43	20,000	20,826
•5.875% 9/15/42	55,000	57,956
6.00% 12/1/17	55,000	66,065
•XL Group 6.50% 12/31/49	65,000	61,100

		1,159,414

Internet Software & Services–0.15%
Amazon.com 2.50% 11/29/22	110,000	108,655
eBay 4.00% 7/15/42	155,000	151,604
GXS Worldwide 9.75% 6/15/15	96,000	100,440

		360,699

LVIP Delaware Foundation® Aggressive Allocation Fund–20

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
IT Services–0.08%
First Data 9.875% 9/24/15	40,000	$41,000
11.25% 3/31/16	40,000	39,400
Fiserv 3.50% 10/1/22	50,000	51,009
Western Union 2.875% 12/10/17	10,000	9,920
3.65% 8/22/18	50,000	51,174

		192,503

Life Sciences Tools & Services–0.00%
Bio-Rad Laboratories 8.00% 9/15/16	4,000	4,368

		4,368

Machinery–0.03%
ArvinMeritor 8.125% 9/15/15	77,000	81,428

		81,428

Media–0.48%
#CC Holdings GS V 144A 3.849% 4/15/23	15,000	15,292
CCO Holdings 5.25% 9/30/22	25,000	25,438
Clear Channel Communications 9.00% 3/1/21	35,000	31,413
Clear Channel Worldwide Holdings 7.625% 3/15/20	40,000	40,500
Comcast 4.65% 7/15/42	85,000	89,962
#COX Communications 144A 3.25% 12/15/22	35,000	36,171
DIRECTV Holdings 3.80% 3/15/22	70,000	72,356
5.15% 3/15/42	10,000	10,153
DISH DBS 5.875% 7/15/22	40,000	43,200
7.875% 9/1/19	40,000	47,600
Historic TW 6.875% 6/15/18	170,000	214,483
Interpublic Group 2.25% 11/15/17	35,000	34,536
3.75% 2/15/23	50,000	50,238
#Sinclair Television Group 144A 9.25% 11/1/17	32,000	35,360
#Sirius XM Radio 144A 8.75% 4/1/15	70,000	79,625
Time Warner Cable 5.85% 5/1/17	50,000	59,124
8.25% 4/1/19	78,000	103,931
#Univision Communications 144A 6.875% 5/15/19	50,000	52,250
#Viacom 144A 4.375% 3/15/43	75,000	74,084

		1,115,716

		Principal	Value
		Amount°	(U.S. $)

CORPORATE BONDS (continued)
Metals & Mining–0.37%
AK Steel 7.625% 5/15/20		25,000	$21,875
Alcoa 5.40% 4/15/21		25,000	26,064
ArcelorMittal 10.35% 6/1/19		145,000	174,119
Barrick Gold 3.85% 4/1/22		75,000	79,544
Barrick North America Finance 4.40% 5/30/21		40,000	43,943
Century Aluminum 8.00% 5/15/14		56,000	56,840
#FMG Resources August 2006 144A 7.00% 11/1/15		45,000	47,475
Novelis 8.75% 12/15/20		60,000	67,200
Rio Tinto Finance USA 2.875% 8/21/22		100,000	100,872
Ryerson #144A 9.00% 10/15/17		25,000	25,594
#144A 11.25% 10/15/18		10,000	9,238
Southern Copper 5.25% 11/8/42		80,000	80,466
Teck Resources 3.00% 3/1/19		40,000	41,294
3.75% 2/1/23		40,000	41,113
Vale Overseas 4.375% 1/11/22		44,000	47,190

			862,827

Multiline Retail–0.02%
Dollar General 4.125% 7/15/17		15,000	15,825
Macy’s Retail Holdings 5.90% 12/1/16		29,000	34,106

			49,931

Multi-Utilities–0.56%
Ameren Illinois 9.75% 11/15/18	.	258,000	358,764
CenterPoint Energy 5.95% 2/1/17		95,000	110,469
CMS Energy 4.25% 9/30/15		65,000	69,294
6.25% 2/1/20		60,000	70,375
#GDF Suez 144A 2.875% 10/10/22		60,000	59,513
•Integrys Energy Group 6.11% 12/1/66		85,000	89,221
Puget Energy 6.00% 9/1/21		35,000	38,663
•Puget Sound Energy 6.974% 6/1/67		145,000	154,606
SCANA 4.125% 2/1/22		75,000	78,790
Sempra Energy 2.875% 10/1/22	.	95,000	95,432
•Wisconsin Energy 6.25% 5/15/67		165,000	177,751

			1,302,878

Oil, Gas & Consumable Fuels–1.40%
Apache 2.625% 1/15/23		25,000	25,008
Continental Resources 5.00% 9/15/22		35,000	37,888

LVIP Delaware Foundation® Aggressive Allocation Fund–21

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
Ecopetrol 7.625% 7/23/19	94,000	$121,965
El Paso Pipeline Partners Operating 6.50% 4/1/20	90,000	110,190
•Enbridge Energy Partners 8.05% 10/1/37	135,000	153,489
Energy Transfer Partners 9.70% 3/15/19	65,000	87,665
#ENI 144A 4.15% 10/1/20	175,000	179,506
•Enterprise Products Operating 7.034% 1/15/68	130,000	149,010
EOG Resources 2.625% 3/15/23	40,000	40,371
Forest Oil 7.25% 6/15/19	47,000	47,470
Holly 9.875% 6/15/17	40,000	43,500
#IPIC GMTN 144A 5.50% 3/1/22	200,000	236,750
Kinder Morgan Energy Partners 9.00% 2/1/19	110,000	148,447
Murphy Oil 2.50% 12/1/17	25,000	25,183
3.70% 12/1/22	55,000	54,904
#Murray Energy 144A 10.25% 10/15/15	46,000	44,850
Newfield Exploration 5.625% 7/1/24	20,000	21,650
Occidental Petroleum 2.70% 2/15/23	20,000	20,452
Pemex Project Funding Master Trust 6.625% 6/15/35	30,000	38,250
Petrobras International Finance 3.875% 1/27/16	60,000	63,600
5.375% 1/27/21	48,000	54,279
Petrohawk Energy 7.25% 8/15/18	110,000	124,329
Petroleos de Venezuela 9.00% 11/17/21	266,000	255,094
Petroleos Mexicanos 5.50% 6/27/44	80,000	88,200
Plains All American Pipeline 8.75% 5/1/19	115,000	156,649
Pride International 6.875% 8/15/20	200,000	253,332
Range Resources 5.00% 8/15/22	50,000	52,500
Statoil 2.45% 1/17/23	45,000	44,994
Talisman Energy 5.50% 5/15/42	130,000	143,825
•TransCanada PipeLines 6.35% 5/15/67	190,000	203,852
Williams Partners 7.25% 2/1/17	90,000	109,434
#Woodside Finance 144A 8.75% 3/1/19	100,000	131,651

		3,268,287

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Paper & Forest Products–0.16%
Domtar 4.40% 4/1/22	25,000	$25,332
Georgia-Pacific 8.00% 1/15/24	195,000	273,186
International Paper 6.00% 11/15/41	45,000	53,483
9.375% 5/15/19	15,000	20,482

		372,483

Pharmaceuticals–0.07%
NBTY 9.00% 10/1/18	85,000	96,475
Teva Pharmaceutical Finance 2.95% 12/18/22	55,000	55,755

		152,230

Professional Services–0.02%
FTI Consulting 6.75% 10/1/20	45,000	48,263

		48,263

Real Estate Investment Trusts–0.61%
Alexandria Real Estate Equities 4.60% 4/1/22	95,000	102,160
American Tower 5.90% 11/1/21	100,000	119,588
Brandywine Operating Partnership 4.95% 4/15/18	90,000	98,553
BRE Properties 3.375% 1/15/23	60,000	59,515
DDR 4.625% 7/15/22	25,000	27,336
Developers Diversified Realty 4.75% 4/15/18	65,000	72,123
7.50% 4/1/17	10,000	12,006
7.875% 9/1/20	120,000	154,063
9.625% 3/15/16	30,000	36,854
Digital Realty Trust 5.25% 3/15/21	175,000	194,012
Host Hotels & Resorts 4.75% 3/1/23	65,000	69,225
5.25% 3/15/22	35,000	38,500
5.875% 6/15/19	30,000	32,850
Mack-Cali Realty 2.50% 12/15/17	15,000	15,178
4.50% 4/18/22	55,000	58,767
National Retail Properties 3.80% 10/15/22	15,000	15,262
=3.95% 9/15/26	8,000	10,499
Regency Centers 4.80% 4/15/21	95,000	105,243
UDR 4.625% 1/10/22	85,000	93,647
WEA Finance
#144A 3.375% 10/3/22	45,000	46,343
#144A 4.625% 5/10/21	60,000	67,301

		1,429,025

Real Estate Management & Development–0.05%
#Qatari Diar Finance 144A 5.00% 7/21/20	100,000	117,250

		117,250

LVIP Delaware Foundation® Aggressive Allocation Fund–22

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Semiconductors & Semiconductor Equipment–0.11%
Intel 2.70% 12/15/22	60,000	$60,046
National Semiconductor 6.60% 6/15/17	165,000	203,973

		264,019

Software–0.12%
Autodesk 1.95% 12/15/17	35,000	34,867
Microsoft 2.125% 11/15/22	55,000	54,582
Oracle 2.50% 10/15/22	100,000	101,119
5.75% 4/15/18	5,000	6,092
Symantec 4.20% 9/15/20	85,000	89,446

		286,106

Textiles, Apparel & Luxury Goods–0.02%
Hanesbrands 6.375% 12/15/20	50,000	55,250

		55,250

Tobacco–0.02%
Reynolds American 4.75% 11/1/42	40,000	40,516

		40,516

Trading Companies & Distributors–0.05%
#H&E Equipment Services 144A 7.00% 9/1/22	40,000	42,800
#HD Supply 144A 11.00% 4/15/20	20,000	23,700
RSC Equipment Rental 10.25% 11/15/19	45,000	52,425

		118,925

Wireless Telecommunication Services–0.19%
#Crown Castle Towers 144A 4.883% 8/15/20	345,000	389,913
Sprint Nextel 9.125% 3/1/17	55,000	65,038

		454,951

Total Corporate Bonds (Cost $24,540,116)		26,639,411

NON-AGENCY ASSET-BACKED SECURITIES–0.41%
•Ally Master Owner Trust Series 2011-1 A1 1.079% 1/15/16	100,000	100,653
#Avis Budget Rental Car Funding AESOP Series 2011-2A A 144A 2.37% 11/20/14	100,000	102,520
CenterPoint Energy Transition Bond Series 2012-1 A2 2.161% 10/15/21	100,000	104,311

	Principal Amount°	Value (U.S. $)

NON-AGENCY ASSET-BACKED SECURITIES (continued)
Discover Card Master Trust Series 2007-A1 A1 5.65% 3/16/20	100,000	$121,011
General Electric Capital Credit Card Master Note Trust Series 2012-6 A 1.36% 8/17/20	100,000	101,006
#Golden Credit Card Trust Series 2012-2A A1 144A 1.77% 1/15/19	100,000	102,984
#Master Credit Card Trust Series 2012-2A A 144A 0.78% 4/21/17	100,000	100,213
#Sonic Capital Series 2011-1A A2 144A 5.438% 5/20/41	38,100	42,702
#•Trafigura Securitisation Finance Series 2012-1A A144A 2.609% 10/15/15	50,000	50,695
#Trinity Rail Leasing Series 2012-1A A1 144A 2.266% 1/15/43	100,000	99,505
World Financial Network Credit Card Master Trust Series 2012-B A 1.76% 5/17/21	30,000	30,331

Total Non-Agency Asset-Backed Securities (Cost $923,371)		955,931

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–0.08%
Bank of America Alternative Loan Trust
Series 2005-3 2A1 5.50% 4/25/20	6,614	6,935
Series 2005-6 7A1 5.50% 7/25/20	5,279	5,494
•Chaseflex Trust Series 2006-1 A4 6.23% 6/25/36	100,000	87,750
•GSR Mortgage Loan Trust Series 2006-AR1 3A1 3.32% 1/25/36	25,137	23,094
JPMorgan Mortgage Trust
•Series 2005-A2 5A1 4.295% 4/25/35	1,853	1,876
•Series 2007-A1 7A4 3.041% 7/25/35	31,046	14,290
•MASTR ARM Trust Series 2006-2 4A1 3.27% 2/25/36	9,579	8,947
Wells Fargo Mortgage-Backed Securities Trust Series 2005-18 1A1 5.50% 1/25/36	26,271	25,858

Total Non-Agency Collarterized Mortgage Obligations (Cost $130,433)		174,244

LVIP Delaware Foundation® Aggressive Allocation Fund–23

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°		Value (U.S. $)

rREGIONAL BONDS–0.67%
Australia–0.43%
New South Wales Treasury 6.00% 4/1/19	AUD	139,000	$164,526
6.00% 3/1/22	AUD	62,000	74,477
Queensland Treasury 6.25% 6/14/19	AUD	459,000	550,275
Victoria Treasury 6.00% 10/17/22	AUD	185,000	224,033

			1,013,311

Canada–0.24%
British Columbia Province 2.00% 10/23/22		105,000	103,699
Province of Manitoba 2.10% 9/6/22		120,000	119,574
Province of Ontario 3.15% 6/2/22	CAD	94,000	97,981
Province of Quebec 4.25% 12/1/21	CAD	200,000	225,295

			546,549

Total Regional Bonds (Cost $1,490,987)			1,559,860

«SENIOR SECURED LOANS–1.39%
Allied Security Holdings Tranche 2L 9.75% 2/2/18		35,000	35,175
Bausch & Lomb Tranche B 5.25% 5/17/19		64,675	65,328
BJ’s Wholesale Club 1st Lien 6.50% 9/26/19		40,000	40,583
BNY ConvergEx Group 8.75% 12/17/17		45,787	43,412
BNY ConvergEx Group (EZE Castle Software) 8.75% 12/17/17 19,213			18,216
Brock Holdings III 10.00% 3/16/18		30,000	30,225
Brock Holdings III Tranche B 6.00% 3/16/17		9,668	9,716
Burlington Coat Factory Warehouse 5.50% 2/23/17		137,613	138,989
Caesars Entertainment Operating Tranche B6 5.46% 1/28/18		178,000	160,389
Chrysler Group 6.00% 5/24/17		189,609	193,902
Clear Channel Communications Tranche A 3.612% 7/30/14		87,308	85,075
Compass Investors Tranche B 5.25% 12/14/19		55,000	54,954
DaVita Tranche B 4.50% 10/20/16		24,810	25,021
Delos Aircraft 4.75% 4/12/16		215,000	217,150

	Principal Amount°	Value (U.S. $)

«SENIOR SECURED LOANS (continued)
Delta Air Lines Tranche B 5.50% 4/20/17	59,224	$59,908
Emdeon Tranche B 5.00% 11/2/18	59,401	60,063
First Data 5.211% 3/24/17	225,450	221,997
Getty Images Tranche B 4.75% 10/18/19	55,000	55,144
Gray Television 4.75% 10/12/19	55,000	55,470
IASIS Healthcare Tranche B 5.00% 5/3/18	64,508	64,790
Immucor Tranche B 5.75% 8/19/18	24,688	25,048
Infor US Tranche B2 5.25% 4/5/18	203,976	206,216
Intelsat Jackson Holdings Tranche B1 4.50% 4/2/18	59,848	60,460
Level 3 Financing 4.75% 8/1/19	75,000	75,539
Multiplan Tranche B 4.75% 8/28/17	29,051	29,306
Nuveen Investments 5.812% 5/13/17	95,812	96,396
8.25% 2/28/19	145,000	148,173
OSI Restaurant Partners Tranche B 1st Lien 4.80% 10/23/19	140,000	141,613
PQ Tranche B 5.25% 5/8/17	35,000	35,246
Protection One 5.75% 3/21/19	59,543	60,399
Remy International Tranche B 6.25% 12/16/16	62,179	62,749
Samson Investments 2nd Lien 6.00% 9/25/18	95,000	96,148
Sensus USA 2nd Lien 8.50% 5/9/18	80,000	80,400
Smart & Final 1st Lien 5.75% 11/15/19	28,000	28,044
Toys R Us Tranche B 6.00% 9/1/16	68,944	66,904
Truven Health Tranche B 5.75% 5/23/19	15,000	15,038
Univision Communications 4.462% 3/31/17	119,016	117,287
Warner Chilcott Tranche B1 4.25% 3/15/18	20,981	21,202
Warner Chilcott Tranche B2 4.25% 3/15/18	10,490	10,601
Warner Chilcott Tranche B3 4.25% 3/15/18	7,968	8,052
WC Luxco 4.25% 3/15/18	14,424	14,576

LVIP Delaware Foundation® Aggressive Allocation Fund–24

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°		Value (U.S. $)

«SENIOR SECURED LOANS (continued)
WideOpenWest Finance 6.25% 7/17/18		160,000	$162,064
Zayo Group Tranche B 1st Lien 5.25% 7/2/19		46,882	47,527

Total Senior Secured Loans (Cost $3,199,545)			3,244,495

rSOVEREIGN BONDS–1.90%
Brazil–0.06%
Brazil Notas do Tesouro Nacional Serie F 10.00% 1/1/17	BRL	267,000	137,338

			137,338

Colombia–0.15%
Colombia Government International 4.375% 3/21/23	COP	369,000,000	209,058
6.125% 1/18/41		105,000	144,690

			353,748

Finland–0.05%
Finland Government 4.00% 7/4/25	EUR	72,000	118,646

			118,646

Indonesia–0.21%
Indonesia Treasury 7.00% 5/15/22	IDR	2,540,000,000	299,521
7.00% 5/15/27	IDR	994,000,000	114,319
11.00% 11/15/20	IDR	484,000,000	69,296

			483,136

Malaysia–0.03%
Malaysia Government 4.262% 9/15/16	MYR	217,000	73,777

			73,777

Mexico–0.32%
Mexican Bonos 6.00% 6/18/15	MXN	1,536,000	123,103
6.50% 6/10/21	MXN	878,100	74,202
6.50% 6/9/22	MXN	849,000	71,824
8.00% 12/17/15	MXN	4,676,100	394,591
Mexico Government International 4.75% 3/8/44		70,000	79,275

			742,995

Panama–0.05%
Panama Government International 6.70% 1/26/36		27,000	38,475
8.875% 9/30/27		44,000	71,830

			110,305

Peru–0.12%
Republic of Peru 5.625% 11/18/50		30,000	39,045

	Principal Amount°		Value (U.S. $)

rSOVEREIGN BONDS (continued)
Peru (continued)
Republic of Peru (continued)
7.125% 3/30/19		191,000	$250,974

			290,019

Philippines–0.04%
Republic of Philippines 9.50% 10/21/24		65,000	104,975

			104,975

Poland–0.16%
Poland Government 4.00% 10/25/23	PLN	135,000	44,729
5.75% 10/25/21	PLN	859,000	322,995

			367,724

Republic of Korea–0.04%
Korea Treasury Inflation-Linked 2.75% 6/10/20	KRW	94,243,969	102,210

			102,210

South Africa–0.33%
South Africa Government 7.00% 2/28/31	ZAR	378,000	41,507
7.25% 1/15/20	ZAR	2,114,000	263,998
8.00% 12/21/18	ZAR	894,000	116,226
South Africa Government Bonds 10.50% 12/21/26	ZAR	2,385,000	361,958

			783,689

Turkey–0.16%
Turkey Government 4.50% 2/11/15	TRY	78,183	47,607
10.50% 1/15/20	TRY	295,000	202,908
Turkey Government Internatonal 9.00% 3/5/14	TRY	210,000	122,275

			372,790

United Kingdom–0.13%
United Kingdom Gilt 4.50% 3/7/19	GBP	47,000	91,927
4.75% 3/7/20	GBP	100,000	200,789

			292,716

Uruguay–0.05%
Uruguay Government International 8.00% 11/18/22		82,500	120,203

			120,203

Total Sovereign Bonds (Cost $4,174,189)			4,454,271

LVIP Delaware Foundation® Aggressive Allocation Fund–25

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

SUPRANATIONAL BANK–0.02%
Andina de Fomento 4.375% 6/15/22	50,000	$54,388

Total Supranational Bank (Cost $53,861)		54,388

U.S. TREASURY OBLIGATIONS–0.95%
U.S. Treasury Inflation Index Bond 2.75% 8/15/42	875,000	845,058
¥U.S. Treasury Note 1.625% 11/15/22	1,400,000	1,384,906

Total U.S. Treasury Obligations (Cost $2,260,497)		2,229,964

	Number of Shares
WARRANT–0.02%
†Kinder Morgan	14,044	53,086

Total Warrant (Cost $25,139)		53,086

MONEY MARKET MUTUAL FUND–0.04%
Dreyfus Treasury & Agency Cash Management Fund	101,431	101,431

Total Money Market Mutual Fund (Cost $101,431)		101,431

	Principal Amount°

SHORT-TERM INVESTMENTS–4.46%
≠Discounted Commercial Paper–2.92%
Abbey National North America 0.05% 1/2/13	6,850,000	$6,849,966

		6,849,966

≠U.S. Treasury Obligations–1.54%
U.S. Treasury Bills 0.105% 5/23/13	900,000	899,647
0.105% 5/30/13	900,000	899,630
0.12% 6/6/13	900,000	899,613
0.125% 6/13/13	900,000	899,585

		3,598,475

Total Short-Term Investments (Cost $10,448,225)		10,448,441

TOTAL VALUE OF SECURITIES–102.91% (Cost $196,193,459)	240,871,697
«LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(2.91%)	(6,816,457)

NET ASSETS APPLICABLE TO 17,739,003 SHARES OUTSTANDING–100.00%	$234,055,240

NET ASSET VALUE–LVIP DELAWARE FOUNDATION® AGGRESSIVE ALLOCATION FUND STANDARD CLASS ($206,139,826 / 15,622,559 Shares)	$13.195

NET ASSET VALUE–LVIP DELAWARE FOUNDATION® AGGRESSIVE ALLOCATION FUND SERVICE CLASS ($27,915,414 / 2,116,444 Shares)	$13.190

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2012:
Shares of beneficial interest (unlimited authorization–no par)	$213,991,275
Undistributed net investment income	611,292
Accumulated net realized loss on investments	(25,149,963)
Net unrealized appreciation of investments and derivatives	44,602,636

Total net assets	$234,055,240

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2012, the aggregate value of Rule 144A securities was $ 8,621,054, which represented 3.68% of the Fund’s net assets. See Note 8 in “Notes to Financial Statements.”

r	Securities have been classified by country of origin.

†	Non-income producing for the period.

•	Variable rate security. The rate shown is the rate as of December 31, 2012. Interest rates reset periodically.

«	Of this amount, $7,043,074 represents payable for securities purchased and $2,065,051 represents payable for fund shares redeemed as of December 31, 2012.

LVIP Delaware Foundation® Aggressive Allocation Fund–26

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At December 31, 2012, the aggregate value of the fair valued securities was $434,669, which represented 0.19% of the Fund’s net assets. See Note 1 in “Notes to Financial Statements.”

≠	The rate shown is the effective yield at the time of purchase.

«	Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale. Stated rate in effect at December 31, 2012.

×	Emerging Markets–developing countries with relatively low per capita income, often with above-average economic growth potential but with more risk.

§	Developed Markets–countries that are thought to be most developed and therefore less risky than emerging markets.

°	Principal amount shown is stated in U.S. Dollars unless noted that the security is denominated in another currency.

¥	Fully or partially pledged as collateral for futures contracts.

f	Step coupon bond. Coupon increases/decreases periodically based on predetermined schedule. Stated rate in effect at December 31, 2012.

The following foreign currency exchange contracts and futures contracts were outstanding at December 31, 2012:1

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
BAML	CAD	134,323	USD	(135,106)	2/1/13	$36
BAML	COP	179,110,000	USD	(99,516)	2/1/13	1,598
BAML	EUR	(872,389)	USD	1,129,029	2/1/13	(22,509)
BAML	JPY	(87,305,498)	USD	1,058,473	2/1/13	51,797
BAML	KRW	(40,139,450)	USD	37,111	2/1/13	(544)
BAML	NOK	(549,913)	USD	96,774	2/1/13	(2,012)
BAML	NZD	77,894	USD	(64,903)	2/1/13	(513)
BAML	TRY	249,522	USD	(138,577)	2/1/13	749
BCLY	AUD	204,462	USD	(215,000)	2/1/13	(3,029)
BCLY	RUB	4,980,880	USD	(160,559)	2/1/13	1,484
CITI	GBP	(43,909)	USD	70,649	2/1/13	(694)
CITI	JPY	14,637,525	USD	(178,045)	2/1/13	(9,267)
CITI	RUB	4,137,900	USD	(133,554)	2/1/13	1,064
CITI	TRY	249,522	USD	(138,465)	2/1/13	929
CSFB	IDR	729,438,560	USD	(74,722)	1/30/13	665
GSC	BRL	675,236	USD	(322,231)	2/1/13	5,933
GSC	GBP	(202,399)	USD	325,531	2/1/13	(3,326)
GSC	NOK	(387,520)	USD	68,142	2/1/13	(1,472)
HSBC	EUR	(141,919)	USD	183,728	2/1/13	(3,602)
HSBC	GBP	104,534	USD	(168,175)	2/1/13	1,672
HSBC	JPY	33,078,115	USD	(401,194)	2/1/13	(19,787)
HSBC	MXN	(5,058,837)	USD	393,811	2/1/13	1,317
HSBC	TRY	145,280	USD	(80,666)	2/1/13	494
JPMC	BRL	337,250	USD	(160,557)	2/1/13	3,347
JPMC	EUR	(9,848)	USD	14,420	2/1/13	1,421
JPMC	GBP	(60,488)	USD	97,204	2/1/13	(1,076)
JPMC	JPY	21,515,396	USD	(257,000)	2/1/13	(8,916)
JPMC	NOK	(1,080,096)	USD	189,957	2/1/13	(4,073)
JPMC	SEK	2,105,424	USD	(320,000)	2/1/13	3,609
MNB	AUD	(10,102)	USD	10,456	1/2/13	(43)
MNB	CAD	(55,348)	USD	55,599	1/2/13	(122)
MNB	CHF	(49,294)	USD	53,841	1/3/13	(8)
MNB	DKK	(74,469)	USD	13,185	1/3/13	12
MNB	EUR	(67,891)	USD	90,152	1/2/13	559
MNB	GBP	(44,155)	USD	70,972	1/2/13	(775)

LVIP Delaware Foundation® Aggressive Allocation Fund–27

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

Foreign Currency Exchange Contracts (continued)

Counterparty	Contracts to Receive (Deliver)	In Exchange For	Settlement Date	Unrealized Appreciation (Depreciation)
MNB	HKD (197,598)	USD 25,489	1/2/13	$(5)
MNB	JPY (9,873,717)	USD 114,634	1/7/13	809
MNB	KRW (10,143,264)	USD 9,466	1/2/13	(68)
MNB	NOK (89,623)	USD 16,041	1/3/13	(76)
MNB	SEK (148,929)	USD 22,844	1/3/13	(63)
MSC	BRL 310,065	USD (147,970)	2/1/13	2,720
MSC	GBP (58,799)	USD 94,568	2/1/13	(969)
MSC	JPY 27,736,365	USD (337,207)	2/1/13	(17,394)
MSC	NOK (316,637)	USD 55,702	2/1/13	(1,178)
TD	JPY (18,014,092)	USD 214,000	2/1/13	6,288
TD	RUB 6,170,000	USD (200,000)	2/1/13	729

				$(14,289)

Futures Contracts

Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
(4) Euro-O.A.T	$(710,340)	$(718,707)	3/12/13	$(8,367)
7 Long Gilt	1,338,746	1,352,674	3/29/13	13,928
2 U.S. Treasury 10 yr Notes	266,459	265,563	3/29/13	(896)
(13) U.S. Treasury Long Bonds	(1,897,305)	(1,917,500)	3/29/13	(20,195)

	$(1,002,440)			$(15,530)

The use of foreign currency exchange contracts and futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1]	See Note 7 in “Notes to Financial Statements.”

Summary of Abbreviations:

ADR–American Depositary Receipt

ARM–Adjustable Rate Mortgage

AUD–Australian Dollar

BAML–Bank of America Merrill Lynch

BCLY–Barclays Bank

BRL–Brazilian Real

CAD–Canadian Dollar

CHF–Swiss Franc

CITI–Citigroup Global Securities

CLP–Chilean Peso

COP–Colombian Peso

CSFB–Credit Suisse First Boston

DKK–Danish Krone

EUR–European Monetary Unit

GBP–British Pound Sterling

GDR–Global Depositary Receipt

GNMA–Government National Mortgage Association

GSC–Goldman Sachs Capital

HKD–Hong Kong Dollar

HSBC–Hong Kong Shanghai Bank

IDR–Indonesian Rupiah

JPMC–JPMorgan Chase Bank

JPY–Japanese Yen

KRW–South Korean Won

LVIP Delaware Foundation® Aggressive Allocation Fund–28

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

Summary of Abbreviations: (continued)

MASTR–Mortgage Asset Securitization Transactions, Inc.

MNB–Mellon National Bank

MSC–Morgan Stanley Capital

MXN–Mexican Peso

MYR–Malaysian Ringgit

NCUA–National Credit Union Administration

NOK–Norwegian Kroner

NVDR–Non-Voting Depositary Receipt

NZD–New Zealand Dollar

O.A.T–Obligations Assimilables du Tresor

PLN–Polish Zloty

REIT–Real Estate Investment Trust

REMIC–Real Estate Mortgage Investment Conduit

RUB–Russian Ruble

SEK–Swedish Krona

S.F.–Single Family

TBA–To be announced

TD–TD Securities

TRY–Turkish Lira

USD–United States Dollar

yr–Year

ZAR–South African Rand

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Foundation® Aggressive Allocation Fund–29

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Operations

Year Ended December 31, 2012

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Changes in Net Assets

INVESTMENT INCOME:
Dividends	$4,608,414
Interest	2,378,201
Foreign tax withheld	(153,165)

6,833,450

EXPENSES:
Management fees	1,880,030
Accounting and administration expenses	108,049
Reports and statements to shareholders	95,412
Distribution fees-Service Class	72,761
Custodian fees	59,549
Pricing fees	50,986
Professional fees	42,234
Trustees’ fees	6,645
Other	38,917

2,354,583
Less expenses waived/reimbursed	(451,927)

Total operating expenses	1,902,656

NET INVESTMENT INCOME	4,930,794

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	11,881,958
Foreign currencies	(71,388)
Foreign currency exchange contracts	(458,051)
Futures contracts	(205,347)
Options written	36,422
Swap contracts	(901,865)

Net realized gain	10,281,729

Net change in unrealized appreciation
(depreciation) of:
Investments	15,426,385
Foreign currencies	(42,990)
Foreign currency exchange contracts	(184,208)
Futures contracts	(33,864)
Options written	(3,135)
Swap contracts	33,313

Net change in unrealized appreciation
(depreciation)	15,195,501

NET REALIZED AND UNREALIZED GAIN	25,477,230

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$30,408,024

See accompanying notes, which are an integral part of the financial statements.

	Year Ended
	12/31/12	12/31/11
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$4,930,794	$5,686,792
Net realized gain	10,281,729	11,187,310
Net change in unrealized appreciation (depreciation)	15,195,501	(21,965,141)

Net increase (decrease) in net assets resulting from operations	30,408,024	(5,091,039)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(3,650,079)	(5,162,193)
Service Class	(426,291)	(587,336)

	(4,076,370)	(5,749,529)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	15,032,849	17,162,052
Service Class	5,404,112	6,578,930
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	3,650,079	5,162,193
Service Class	426,291	587,336

	24,513,331	29,490,511

Cost of shares repurchased:
Standard Class	(65,157,681)	(41,249,699)
Service Class	(10,164,498)	(13,026,279)

	(75,322,179)	(54,275,978)

Decrease in net assets derived from capital share transactions	(50,808,848)	(24,785,467)

NET DECREASE IN NET ASSETS	(24,477,194)	(35,626,035)
NET ASSETS:
Beginning of year	258,532,434	294,158,469

End of year	$234,055,240	$258,532,434

Undistributed net investment income	$611,292	$403,345

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Foundation® Aggressive Allocation Fund–30

LVIP Delaware Foundation® Aggressive Allocation Fund

Financial Highlights1

Select data for each share of the Fund outstanding through each period were as follows:

	LVIP Delaware Foundation® Aggressive Allocation Fund Standard Class
	Year Ended
	12/31/12	12/31/11	12/31/10	12/31/09[2]	12/31/08
Net asset value, beginning of period	$11.855	$12.376	$11.303	$8.695	$15.589

Income (loss) from investment operations:
Net investment income[3]	0.254	0.255	0.257	0.200	0.275
Net realized and unrealized gain (loss)	1.318	(0.508)	1.138	2.575	(5.059)

Total from investment operations	1.572	(0.253)	1.395	2.775	(4.784)

Less dividends and distributions from:
Net investment income	(0.232)	(0.268)	(0.322)	(0.167)	(0.828)
Net realized gain	—	—	—	—	(1.267)
Return on capital	—	—	—	—	(0.015)

Total dividends and distributions	(0.232)	(0.268)	(0.322)	(0.167)	(2.110)

Net asset value, end of period	$13.195	$11.855	$12.376	$11.303	$8.695

Total return[4]	13.29%	(2.03% )	12.48%	31.99%	(33.22% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$206,140	$229,418	$257,945	$246,994	$158,129
Ratio of expenses to average net assets	0.73%	0.73%	0.73%	0.79%	0.85%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	0.91%	0.89%	0.93%	0.93%	0.85%
Ratio of net investment income to average net assets	2.00%	2.04%	2.23%	2.07%	2.10%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.82%	1.88%	2.03%	1.93%	2.10%
Portfolio turnover	76%	81%	95%	185%	116%

[1]

Effective June 15, 2009, the LVIP UBS Global Asset Allocation Fund (the UBS Fund) was reorganized into the Fund. The financial highlights for the periods prior to June 15, 2009 reflect the performance of the UBS Fund.

[2]	Commencing June 15, 2009, Delaware Management Company replaced UBS Global Asset Management (Americas) Inc. as the Fund’s sub-advisor.

[3]	The average shares outstanding method has been applied for per share information.

[4]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Foundation® Aggressive Allocation Fund–31

LVIP Delaware Foundation® Aggressive Allocation Fund

Financial Highlights1 (continued)

Select data for each share of the Fund outstanding through each period were as follows:

	LVIP Delaware Foundation® Aggressive Allocation Fund Service Class
	12/31/12	12/31/11	Year Ended 12/31/10	12/31/09[2]	12/31/08
Net asset value, beginning of period	$11.851	$12.371	$11.300	$8.696	$15.573

Income (loss) from investment operations:
Net investment income[3]	0.222	0.223	0.228	0.176	0.243
Net realized and unrealized gain (loss)	1.317	(0.506)	1.136	2.573	(5.048)

Total from investment operations	1.539	(0.283)	1.364	2.749	(4.805)

Less dividends and distributions from:
Net investment income	(0.200)	(0.237)	(0.293)	(0.145)	(0.788)
Net realized gain	—	—	—	—	(1.267)
Return on capital	—	—	—	—	(0.017)

Total dividends and distributions	(0.200)	(0.237)	(0.293)	(0.145)	(2.072)

Net asset value, end of period	$13.190	$11.851	$12.371	$11.300	$8.696

Total return[4]	13.01%	(2.27% )	12.21%	31.66%	(33.38% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$27,915	$29,114	$36,213	$41,423	$46,292
Ratio of expenses to average net assets	0.98%	0.98%	0.98%	1.04%	1.10%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.16%	1.14%	1.18%	1.18%	1.10%
Ratio of net investment income to average net assets	1.75%	1.79%	1.98%	1.82%	1.85%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.57%	1.63%	1.78%	1.68%	1.85%
Portfolio turnover	76%	81%	95%	185%	116%

[1]

Effective June 15, 2009, the LVIP UBS Global Asset Allocation Fund (the UBS Fund) was reorganized into the Fund. The financial highlights for the periods prior to June 15, 2009 reflect the performance of the UBS Fund.

[2]	Commencing June 15, 2009, Delaware Management Company replaced UBS Global Asset Management (Americas) Inc. as the Fund’s sub-advisor.

[3]	The average shares outstanding method has been applied for per share information.

[4]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Foundation® Aggressive Allocation Fund–32

LVIP Delaware Foundation® Aggressive Allocation Fund

Notes to Financial Statements

December 31, 2012

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 66 series (Series). These financial statements and the related notes pertain to the LVIP Delaware Foundation® Aggressive Allocation Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek long-term capital growth.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities and Exchange-Traded Funds (ETFs), except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security or ETF does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sales price on the valuation date. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Other debt securities and credit default swap (CDS) contracts are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Short-term debt securities having less than 60 days to maturity are valued using the evaluated mean. Open-end investment companies are valued at published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2009–December 31, 2012), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

To Be Announced Trades–The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g., “when issued,” “delayed delivery,” “forward commitment,” or “TBA transactions”) consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The

LVIP Delaware Foundation® Aggressive Allocation Fund–33

LVIP Delaware Foundation® Aggressive Allocation Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Fund isolates that portion of realized gains and losses on investments in debt securities, which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. For foreign equity securities, these changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Discounts and premiums on non-convertible debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of asset-and mortgage-backed securities are classified as interest income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends and interest have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2012.

2. Management Fees and Other Transactions with Affiliates

Lincoln Investment Advisors Corporation (LIAC) is a registered investment advisor and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.75% of the average daily net assets of the Fund. LIAC has contractually agreed to waive 0.10% of average daily net assets of the Fund’s advisory fee. The agreement will continue at least through April 30, 2013, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

LIAC has contractually agreed to waive its fees and/or reimburse the Fund to the extent that the Fund’s annual operating expenses exceed 0.73% of the Fund’s average daily net assets for the Standard Class (and 0.98% for the Service Class). The agreement will continue at least through April 30, 2013, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

Delaware Management Company (DMC) (Sub-Advisor), a series of Delaware Management Business Trust is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Advisor a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund paid Lincoln Life a fee at an annual rate of 0.008% of the average daily net assets of the Fund and reimbursed Lincoln Life for the cost of internal legal services. For the year ended December 31, 2012, fees for these administrative and legal services amounted to $20,054 and $2,395, respectively. Beginning January 1, 2013, the Trust will reimburse Lincoln Life for the cost of administrative and internal legal services.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board. No distribution expenses are paid by Standard Class shares.

LVIP Delaware Foundation® Aggressive Allocation Fund–34

LVIP Delaware Foundation® Aggressive Allocation Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions with Affiliates (continued)

At December 31, 2012, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$120,481
Distribution fees payable to LFD	5,898

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The Fund pays the compensation of unaffiliated trustees.

3. Investments

For the year ended December 31, 2012, the Fund made purchases of $151,231,664 and sales of $198,195,977 of investment securities other than long-term U.S. government securities and short-term investments. For the year ended December 31, 2012, the Fund made purchases of $33,084,563 and sales of $35,887,627 of long-term U.S. government securities.

At December 31, 2012, the cost of investments for federal income tax purposes was $198,610,378. At December 31, 2012, net unrealized appreciation was $42,261,319, of which $49,029,891 related to unrealized appreciation of investments and $6,768,572 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

LVIP Delaware Foundation® Aggressive Allocation Fund–35

LVIP Delaware Foundation® Aggressive Allocation Fund

Notes to Financial Statements (continued)

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Agency, Asset-& Mortgage-Backed Securities	$—	$11,665,234	$50,695	$11,715,929
Common Stock.	119,154,156	37,238,650	57,225	156,450,031
Corporate Debt	35,500	30,688,434	10,499	30,734,433
Foreign Debt	—	6,068,519	—	6,068,519
Investment Companies	23,001,640	—	—	23,001,640
U.S. Treasury Obligations	—	2,229,964	—	2,229,964
Other	222,740	—	—	222,740
Short-Term Investments	—	10,448,441	—	10,448,441

Total	$142,414,036	$98,339,242	$118,419	$240,871,697

Foreign Currency Exchange Contracts	$—	$(14,289)	$—	$(14,289)

Futures Contracts	$(15,530)	$—	$—	$(15,530)

As a result of international fair value pricing at December 31, 2012, a portion of the Fund’s common stock investments were categorized as Level 2. During the year ended December 31, 2012, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the year. In accordance with the fair value procedures described in Note 1, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2012 and 2011 was as follows:

	Year Ended 12/31/12	Year Ended 12/31/11
Ordinary income	$4,076,370	$5,749,529

5. Components of Net Assets on a Tax Basis

As of December 31, 2012, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$213,991,275
Undistributed ordinary income	933,894
Accumulated capital & other losses	(23,077,756)
Unrealized appreciation	42,207,827

Net assets	$234,055,240

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, contingent payment debt instruments, tax deferral of losses on straddles, mark-to-market of futures contracts, mark-to-market of foreign currency exchange contracts, tax treatment of market discount and premium on debt instruments and unrealized gain on passive foreign investment companies.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, paydown gain (loss) on asset-and mortgage-backed securities, foreign capital gain taxes, amortization of premium on convertibles, contingent payment debt instruments and tax treatment of CDS contracts. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2012, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Gain
$(646,477)	$646,477

LVIP Delaware Foundation® Aggressive Allocation Fund–36

LVIP Delaware Foundation® Aggressive Allocation Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis (continued)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $10,336,837 was utilized in 2012. Capital loss carryforwards remaining at December 31, 2012, if not utilized in future years, will expire as follows: $22,798,504 expires in 2017.

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. The provisions of the Act were effective for the Fund’s calendar year ended December 31, 2011. The Act provides for the unlimited carryover of future capital losses; however, there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized, due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss, whereas before the Act, capital losses carried forward were treated as short-term.

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/12	Year Ended 12/31/11
Shares sold:
Standard Class	1,188,736	1,372,038
Service Class	426,553	526,970
Shares issued upon reinvestment of dividends and distributions:
Standard Class	281,938	436,986
Service Class	32,940	49,797

	1,930,167	2,385,791

Shares repurchased:
Standard Class	(5,200,664)	(3,299,430)
Service Class	(799,717)	(1,047,410)

	(6,000,381)	(4,346,840)

Net decrease	(4,070,214)	(1,961,049)

7. Derivatives

U.S. GAAP requires enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed,

LVIP Delaware Foundation® Aggressive Allocation Fund–37

LVIP Delaware Foundation® Aggressive Allocation Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Options Contracts–During the year ended December 31, 2012, the Fund entered into options contracts in the normal course of pursuing its investment objective and strategies. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; to increase yield during low interest rate environment; and as a cash management tool. The Fund may buy or write call or put options on securities, futures, swaps, “swaptions”, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the options purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change.

Transactions in options written during the year ended December 31, 2012, for the Fund were as follows:

	Number of contracts	Premiums
Options outstanding at December 31, 2011	7	$7,479
Options written	87	57,776
Options expired	(15)	(17,008)
Options terminated in closing purchase transactions	(79)	(48,247)

Options outstanding at December 31, 2012	—	$—

Swap Contracts–The Fund enters into CDS contracts in the normal course of pursuing its investment objective and strategies. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

Credit Default Swaps–A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended December 31, 2012, the Fund entered into CDS contracts as a purchaser of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement.

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Swaps Generally–Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the

LVIP Delaware Foundation® Aggressive Allocation Fund–38

LVIP Delaware Foundation® Aggressive Allocation Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts. No swap contracts were outstanding at December 31, 2012.

Fair values of derivative instruments as of December 31, 2012 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Forward currency exchange contracts (Foreign currency exchange contracts)	Liabilities net of receivables and other assets	$87,232	Liabilities net of receivables and other assets	$(101,521)
Interest rate contracts (Futures contracts)	Liabilities net of receivables and other assets	13,928	Liabilities net of receivables and other assets	(29,458)

Total		$101,160		$(130,979)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2012 was as follows:

	Location of Gain or Loss on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Forward currency exchange contracts (Foreign currency exchange contracts)	Net realized loss on foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$(458,051)	$(184,208)
Interest rate contracts (Futures contracts)	Net realized loss on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(205,347)	(33,864)
Interest rate contracts (Options written)	Net realized gain on options written and net change in unrealized appreciation (depreciation) of options written	36,422	(3,135)
Credit contracts (Swap contracts)	Net realized loss on swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	(901,865)	33,313

Total		$(1,528,841)	$(187,894)

Derivatives Generally–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2012. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2012.

	Asset Derivative Volume	Liability Derivative Volume
Foreign currency exchange contracts (average cost)	USD 3,450,030	USD 7,269,381
Futures contracts (average notional value)	2,959,146	1,161,260
Options contracts (average notional value)	1,547	4,734
Swap contracts (average notional value)*	—	EUR 2,081,825
Swap contracts (average notional value)*	—	USD 2,795,640

*	Long represents buying protection and short represents selling protection.

8. Credit and Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s and/or Ba or lower by Moody’s Investors Service, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities

LVIP Delaware Foundation® Aggressive Allocation Fund–39

LVIP Delaware Foundation® Aggressive Allocation Fund

Notes to Financial Statements (continued)

8. Credit and Market Risk (continued)

are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse affect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to LIAC the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to liquid, are not subject to the Fund’s limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the Statement of Net Assets.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Delaware Foundation® Aggressive Allocation Fund–40

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Delaware Foundation® Aggressive Allocation Fund

We have audited the accompanying statement of net assets of the LVIP Delaware Foundation® Aggressive Allocation Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Delaware Foundation® Aggressive Allocation Fund of the Lincoln Variable Insurance Products Trust at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 18, 2013

Philadelphia, Pennsylvania

LVIP Delaware Foundation® Aggressive Allocation Fund–41

LVIP Delaware Foundation® Aggressive Allocation Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2012, the Fund designates distributions paid during the year as follows:

(A) Long-Term Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
0.00%	100.00%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Sub-Advisory Agreements

On August 29 and September 10, 2012, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “LVIP Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the LVIP Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal or approval of the sub-advisory agreement with various sub-advisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the LVIP Trust (each a “Fund”).

The trustees who are not “interested persons” of the LVIP Trust (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and the sub-advisers prior to the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also received information about the Funds throughout the year in connection with the regular quarterly Board meetings from LIAC and, as applicable, the various portfolio management teams providing services to the Funds.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, LVIP Trust officers and Lincoln Life and LIAC employees to consider the renewal of the Advisory Agreements. In considering the renewal or approval of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered, among others, the factors listed below and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed or approved and accordingly, recommended to the Board of Trustees the renewal or approval of the Advisory Agreements.

Approval of Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Independent Trustees considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel, resources, compliance and LIAC’s criteria for review of the sub-adviser’s performance. The Independent Trustees reviewed the services provided by LIAC in serving as investment adviser, the personnel providing the investment management services and compliance staff, regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-adviser. The Independent Trustees noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Independent Trustees also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. Based on this information, the Independent Trustees concluded that the services provided by LIAC were satisfactory.

The Independent Trustees reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2012, for the Fund compared to the average performance of a performance universe of funds in a Lipper category underlying variable insurance products (“performance group”) and a benchmark index.

The Independent Trustees reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee, sub-advisory fee and expense ratio to those of a Lipper expense peer group for the Fund. The Independent Trustees considered that management fees as reported by Lipper include separate administrative and accounting fees for the Fund as well as the funds in the expense group, to the extent the expense group funds pay separate administrative and accounting fees. The expense peer group consists of the Fund and other funds in a Lipper category underlying variable insurance products, as classified by Lipper (“expense group”).

LVIP Delaware Foundation® Aggressive Allocation Fund–42

LVIP Delaware Foundation® Aggressive Allocation Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement with LIAC (continued)

The Independent Trustees considered that LIAC does not manage the day-to-day portfolio of the Fund, but had delegated those duties to an unaffiliated sub-adviser. The Independent Trustees concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.

The Independent Trustees considered that LIAC had implemented an advisory fee waiver and an expense limitation agreement for the Fund through April 30, 2013. The Independent Trustees noted that the investment management fees for the Fund, giving effect to the advisory fee waiver and expense limitation, were below the average investment management fee of a Lipper expense group. On the basis of the information provided, the Independent Trustees concluded that the Fund’s investment management fee, coupled with the advisory fee waiver and expense limitation, was reasonable in light of the nature, quality and extent of services provided by LIAC.

The Independent Trustees considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Independent Trustees considered that LIAC had implemented an advisory fee waiver and expense limitation for the Fund and concluded that economies of scale were appropriately shared with investors.

The Independent Trustees also reviewed the profitability analysis to LIAC and its affiliates with respect to the Fund individually and the Funds group overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Independent Trustees reviewed materials provided by LIAC and Lincoln as to any such benefits. Lincoln Insurance Companies receive and retain 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Independent Trustees also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from Lincoln Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates may benefit from economies of scale with the Fund when it bargains together with the Fund for certain services. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums will be allocated to the Fund as received.

Approval of Sub-Advisory Agreement with Delaware

In considering the renewal of the sub-advisory agreement between LIAC and Delaware Management Company (“Delaware”) on behalf of the Fund, the Independent Trustees considered the nature, extent and quality of services provided by Delaware under the sub-advisory agreement. The Independent Trustees reviewed the services provided by Delaware, the background of the investment professionals servicing the Fund, and the reputation, resources and investment approach of Delaware. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage arrangements, soft dollar usage and compliance and regulatory matters.

The Independent Trustees reviewed the Fund’s return compared to the average return of a Lipper performance group of mixed-asset target allocation growth funds and a blended index. The Independent Trustees noted that the Fund’s return for the one year period was below the average of the Lipper performance group and in line with the performance of the benchmark index and for the three year period, the Fund’s return was within range of the average of the Lipper performance group and above the performance of the benchmark index. The Independent Trustees considered that the Fund’s investment strategy had changed in 2009. The Independent Trustees concluded that the services provided by Delaware were satisfactory.

The Independent Trustees reviewed the sub-advisory fee schedule which includes breakpoints, compared to the management fees of funds with similar investment strategies where Delaware serves as the investment adviser and noted that the sub-advisory fees for the Fund were below or within range of the Lipper contractual sub-advisor fees expense group. The Independent Trustees considered that the sub-advisory fee schedule was negotiated between LIAC and Delaware. The Independent Trustees concluded that the sub-advisory fees for the Fund were reasonable.

With respect to profitability, the Independent Trustees considered information regarding Delaware’s estimated profitability from providing sub-advisory services to the Fund and concluded that Delaware’s estimated profitability was not unreasonable. The Independent Trustees reviewed materials provided by Delaware as to any additional benefits it receives and noted Delaware has the ability to obtain research with soft dollars that may or may not be used by the Fund and may be used for the benefit of Delaware and its other clients.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Independent Trustees determined that the terms of the investment management agreement and sub-advisory agreement for the Fund continue to be fair and reasonable, and that the continuation of each such agreement is in the best interests of the Fund and recommended the renewal of the respective agreements to the Board of Trustees.

LVIP Delaware Foundation® Aggressive Allocation Fund–43

Officer/Trustee Information for Lincoln VIP Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Fidelity Investments	71	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	71	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Retired; Formerly, Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	71	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	71	N/A
Gary D. Lemon, PH.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly, Advisory Trustee since November 2004	Joseph Percival Allen III University Professor, James W. Emerson Director of the Robert C. McDermond Center for Management and Entrepreneurship, Professor of Economics and Management, DePauw University	71	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C.	71	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; Formerly, President Emeritus, Indiana Health Association; Formerly, President, Indiana Hospital & Health Association	71	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC.	71	N/A
Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since June 2011	Senior Vice President and Treasurer, Lincoln National Corporation; Formerly, Senior Vice President, Head of Insurance & Retirement Solutions Financial Management	N/A	N/A

LVIP Delaware Foundation® Aggressive Allocation Fund–44

Officer/Trustee Information for Lincoln VIP Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Jill R. Whitelaw, Esq.[1] Radnor Financial Center, 150 N. Radnor Chestor Rd, Radnor, PA 19087 YOB: 1963	Vice President, Secretary, and Chief Legal Officer	Vice President, Secretary, and Chief Legal Officer since December 2012; Formerly, Secretary and Chief Legal Officer since June 2011	Vice President and Chief Counsel—Fund Management, The Lincoln National Life Insurance Company; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corp.; Formerly, Of Counsel—Montgomery, McCracken, Walker & Rhoades; Director—Merrill Lynch, Pierce, Fenner & Smith	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, Director of Funds Management, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A
Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Vice President since December 2012	Vice President, The Lincoln National Life Insurance Company	N/A	N/A
Blake W. Martin[1] Radnor Financial Center, 150 N. Radnor Chester Rd, Radnor, PA 19087 YOB: 1956	Vice President	Vice President since December 2012	Vice President and Head of Corporate Tax, Lincoln National Corporation; Formerly, Independent Consultant and Managing Director at Smart Business Advisory and Consulting, LLC.	N/A	N/A
John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President since June 2011 and Chief Compliance Officer since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A
David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011	Vice President, Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly, Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A

LVIP Delaware Foundation® Aggressive Allocation Fund–45

Officer/Trustee Information for Lincoln VIP Trust (unaudited) (continued)

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*	The Trust Complex is comprised of the 66 Series of the Lincoln Variable Insurance Products Trust and the 5 Series of the Lincoln Advisors Trust.

[1]

All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940, by reason of their being officers of Lincoln Investment Advisors Corporation.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Delaware Foundation® Aggressive Allocation Fund–46

LVIP Delaware Foundation®

Conservative Allocation Fund

LVIP Delaware Foundation® Conservative Allocation Fund

a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2012

LVIP Delaware Foundation® Conservative Allocation Fund

LVIP Delaware Foundation® Conservative Allocation Fund

2012 Annual Report Commentary (unaudited)

Managed by:

The Fund returned 10.63% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2012, while its benchmark, the Conservative Composite1 returned 9.40%.

The financial markets delivered reasonably good performance during 2012, albeit with considerable variation. In terms of benchmark returns, international equities outperformed U.S. equities, which in turn outperformed major fixed-income benchmarks. Emerging-market equities (as measured by the MSCI Emerging Markets Index (net dividends)2) generated a higher total return than developed-market value equities (as measured by the MSCI EAFE Value Index3). U.S. large-cap value equities (as measured by the Russell 1000® Value Index4) performed slightly better than developed-market growth equities (as measured by the MSCI EAFE Growth Index5). U.S. small-cap equities (as measured by the Russell 2000® Index6) outperformed U.S. large-cap growth equities (as measured by the Russell 1000® Growth Index7). U.S. fixed income (as measured by the Barclays Capital U.S. Aggregate Index8) delivered total returns which were slightly below global fixed income (as measured by the Barclays Capital Global Aggregate Index9).

Investors had many sources of potential concern at the start of the year, most of which were still extant at its end. Unemployment in the U.S. declined somewhat over the course of the year, but remains higher than would normally be expected four years into an economic recovery. Separately, investors continued to express concern about the fiscal position of numerous countries in continental Europe, and the remote possibility of sovereign defaults.

The tactical positioning of the Fund during the year was slightly more defensive than the strategic policy weights, being overweight in fixed-income securities and underweight in developed-market equities. These tactical weightings were detrimental to the performance of the Fund, relative to hypothetical performance at the strategic policy weights. Inaddition, security selection within U.S. large-cap value, developed-market value, and emerging market equities all made a negative contribution to the Fund’s overall performance.

In terms of current outlook, the investment managers believe that the Fund is appropriately positioned, given their expectations for continued macroeconomic recovery over the medium term, and the current volatility levels for the different asset classes in the Fund. As a general matter, the investment managers continue to believe that over a medium term investment horizon, global diversification is likely appropriate for many investors’ needs. And, although diversification alone does not ward against market risk, participating in a large number of different markets may help reduce the risk that any single market might deliver at any given time.

Michael J. Hogan, CFA

Paul Grillo, CFA

Sharon Hill, Ph.D.

Francis X. Morris

Babak (Bob) Zenouzi

Delaware Investments

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 12/31/02 through

12/31/12

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Delaware Foundation® Conservative Allocation Fund Standard Class shares on 12/31/02. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2012, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $18,313. For comparison look at how the Conservative Composite and Barclays Capital U.S. Aggregate Index did over the same period. The same $10,000 investment would have increased $19,880 and $16,571, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

Effective June 15, 2009, the LVIP Delaware Managed Fund was reorganized into the LVIP Delaware Foundation® Conservative Allocation Fund. The performance for the period prior to June 15, 2009 reflects the performance of the LVIP Delaware Managed Fund. The investment objective of the Fund was to maximize long-term return (capital appreciation plus income) consistent with prudent investment strategy.

LVIP Delaware Foundation® Conservative Allocation Fund–1

LVIP Delaware Foundation® Conservative Allocation Fund

2012 Annual Report Commentary (unaudited) (continued)

Average annual total returns on investment	Ended 12/31/12

Standard Class Shares
One Year	+10.63%
Five Years	+2.31%
Ten Years	+6.24%

Service Class Shares
One Year	+10.36%
Five Years	+2.02%
Inception (5/19/04)	+4.60%

1.

The Conservative Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation (LIAC), the Fund’s advisor. The Conservative Composite is constructed as follows: 5% Russell 1000® Index, 6% Russell 1000® Growth Index, 6% Russell 1000® Value Index, 3% Russell 2000® Index, 6% MSCI EAFE Growth Index (net dividends), 9% MSCI EAFE Value Index (net dividends), 5% MSCI Emerging Markets Index (net dividends), 58% Barclays Capital U.S. Aggregate Bond Index, and 2% Citigroup 90 day T-Bill Index.

2.	MSCI Emerging Markets Index (net dividends) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

3.	The MSCI EAFE Value Index (net dividends) is a subset of the MSCI EAFE Index and constituents of the index include securities from Europe, Australasia and the Far East. The index generally represents 50% of the free float-adjusted market capitalization of the MSCI EAFE Index and consists of those securities classified by MSCI as most representing the value style.

4.	The Russell 1000® Value Index measures the performance of those companies in the Russell 1000® Index with lower price-to-book ratios and lower forcasted growth values.
5.	The MSCI EAFE Growth Index (net dividends) is a subset of the MSCI EAFE Index and constituents of the index include securities from Europe, Australasia and the Far East. The index generally represents 50% of the free float-adjusted market capitalization of the MSCI EAFE Index and consists of those securities classified by MSCI as most representing the growth style.
6.	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index which represents approximately 6% of the market capitalization of the Russell 3000 Index.

7.	The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

8.	The Barclays Capital U.S. Aggregate Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB-or better) corporate, U.S. government, mortgage-and asset-backed securities with at least one year to maturity and at least $250 million per amount outstanding.

9.	The Barclays Capital Global Aggregate Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate and the Asian-Pacific Aggregate Indices.

Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc.(DMHI) and its subsidiaries, including Delaware Management Company, sub-advisor to the Fund. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

Investments in LVIP Delaware Foundation® Conservative Allocation Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantee or will guarantees the performance of the LVIP Delaware Foundation® Conservative Allocation Fund, the repayment of capital from the LVIP Delaware Foundation® Conservative Allocation Fund, or any particular rate of return.

All third-party trademarks are the property of their respective owners.

(c) 2013 Delaware Management Holdings, Inc.

LVIP Delaware Foundation® Conservative Allocation Fund–2

LVIP Delaware Foundation® Conservative Allocation Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2012 to December 31, 2012

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2012 to December 31, 2012.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled, “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Annualized Expense Ratio	Expenses Paid During Period 7/1/12 to 12/31/12*
Actual
Standard Class Shares	$1,000.00	$1,056.80	0.73%	$3.77
Service Class Shares	1,000.00	1,055.50	0.98%	5.06
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.47	0.73%	$3.71
Service Class Shares	1,000.00	1,020.21	0.98%	4.98

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP Delaware Foundation® Conservative Allocation Fund–3

LVIP Delaware Foundation® Conservative Allocation Fund

Security Type/Sector Allocation, Top 10 Equity Holdings and Geography Allocation (unaudited)

As of December 31, 2012

Sector and geographical designations may be different than these presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets
Common Stock	32.92%
U.S. Markets	21.43%
Aerospace & Defense	0.71%
Air Freight & Logistics	0.05%
Auto Components	0.07%
Automobiles	0.07%
Beverages	0.15%
Biotechnology	0.40%
Building Products	0.02%
Capital Markets	0.41%
Chemicals	0.37%
Commercial Banks	0.36%
Commercial Services & Supplies	0.31%
Communications Equipment	0.93%
Computers & Peripherals	0.75%
Construction & Engineering	0.11%
Consumer Finance	0.05%
Containers & Packaging	0.02%
Diversified Financial Services	0.44%
Diversified Telecommunication Services	0.50%
Electric Utilities	0.30%
Electrical Equipment	0.08%
Electronic Equipment, Instruments & Components	0.06%
Energy Equipment & Services	0.43%
Food & Staples Retailing	0.68%
Food Products	0.58%
Health Care Equipment & Supplies	0.43%
Health Care Providers & Services	0.59%
Health Care Technology	0.01%
Hotels, Restaurants & Leisure	0.28%
Household Durables	0.06%
Household Products	0.19%
Industrial Conglomerates	0.09%
Insurance	1.02%
Internet & Catalog Retail	0.45%
Internet Software & Services	0.72%
IT Services	1.09%
Life Sciences Tools & Services	0.07%
Machinery	0.31%
Media	0.38%
Metals & Mining	0.11%
Multiline Retail	0.17%
Multi-Utilities	0.09%
Office Electronics	0.18%
Oil, Gas & Consumable Fuels	1.84%
Paper & Forest Products	0.08%
Personal Products	0.15%
Pharmaceuticals	1.19%
Professional Services	0.12%

Security Type/Sector	Percentage of Net Assets
Real Estate Investment Trusts	1.38%
Road & Rail	0.13%
Semiconductors & Semiconductor Equipment	0.42%
Software	0.92%
Specialty Retail	0.43%
Textiles, Apparel & Luxury Goods	0.26%
Thrift & Mortgage Finance	0.04%
Trading Companies & Distributors	0.05%
Wireless Telecommunication Services	0.33%
Developed Markets	6.96%
Air Freight & Logistics	0.16%
Auto Components	0.08%
Automobiles	0.40%
Beverages	0.25%
Building Products	0.07%
Chemicals	0.18%
Commercial Banks	0.56%
Construction Materials	0.09%
Containers & Packaging	0.15%
Electrical Equipment	0.13%
Energy Equipment & Services	0.30%
Food & Staples Retailing	0.27%
Food Products	0.24%
Household Durables	0.08%
Industrial Conglomerates	0.15%
Insurance	0.17%
IT Services	0.40%
Life Sciences Tools & Services	0.02%
Media	0.11%
Metals & Mining	0.64%
Multiline Retail	0.33%
Multi-Utilities	0.07%
Oil, Gas & Consumable Fuels	0.20%
Pharmaceuticals	1.05%
Road & Rail	0.17%
Specialty Retail	0.11%
Textiles, Apparel & Luxury Goods	0.18%
Trading Companies & Distributors	0.16%
Wireless Telecommunication Services	0.24%
Emerging Markets	4.53%
Airlines	0.05%
Automobiles	0.07%
Beverages	0.20%
Building Products	0.07%
Chemicals	0.04%
Commercial Banks	0.55%
Construction & Engineering	0.04%
Construction Materials	0.21%
Diversified Financial Services	0.03%

LVIP Delaware Foundation® Conservative Allocation Fund–4

LVIP Delaware Foundation® Conservative Allocation Fund

Security Type/Sector Allocation, Top 10 Equity Holdings and Geography Allocation (unaudited) (continued)

Security Type/Sector	Percentage of Net Assets
Diversified Telecommunication Services	0.31%
Electronic Equipment, Instruments & Components	0.14%
Food & Staples Retailing	0.09%
Food Products	0.20%
Household Durables	0.04%
Insurance	0.04%
Internet & Catalog Retail	0.09%
Internet Software & Services	0.11%
IT Services	0.01%
Media	0.09%
Metals & Mining	0.22%
Oil, Gas & Consumable Fuels	0.87%
Paper & Forest Products	0.06%
Personal Products	0.05%
Real Estate Management & Development	0.05%
Road & Rail	0.02%
Semiconductors & Semiconductor Equipment	0.41%
Transportation Infrastructure	0.03%
Wireless Telecommunication Services	0.44%
Convertible Preferred Stock	0.16%
Exchange-Traded Funds	5.31%
Preferred Stock	0.56%
Agency Collateralized Mortgage Obligations	0.77%
Agency Mortgage-Backed Securities	8.15%
Agency Obligation	0.09%
Commercial Mortgage-Backed Securities	2.17%
Convertible Bonds	0.93%
Corporate Bonds	31.58%
Aerospace & Defense	0.05%
Airlines	0.06%
Auto Components	0.18%
Automobiles	0.26%
Beverages	0.46%
Biotechnology	0.22%
Building Products	0.08%
Capital Markets	0.43%
Chemicals	1.04%
Commercial Banks	3.03%
Commercial Services & Supplies	0.56%
Communications Equipment	0.09%
Computers & Peripherals	0.17%
Construction & Engineering	0.06%
Construction Materials	0.48%
Consumer Finance	0.37%
Containers & Packaging	0.19%
Diversified Consumer Services	0.17%
Diversified Financial Services	2.06%
Diversified Telecommunication Services	1.62%
Electric Utilities	1.79%
Electronic Equipment, Instruments & Components	0.03%

Security Type/Sector	Percentage of Net Assets
Energy Equipment & Services	0.55%
Food & Staples Retailing	0.38%
Food Products	0.13%
Gas Utilities	0.05%
Health Care Equipment & Supplies	0.78%
Health Care Providers & Services	0.48%
Hotels, Restaurants & Leisure	0.37%
Household Durables	0.32%
Household Products	0.13%
Independent Power Producers & Energy Traders	0.19%
Industrial Conglomerates	0.57%
Insurance	1.39%
Internet Software & Services	0.52%
IT Services	0.19%
Life Sciences Tools & Services	0.00%
Machinery	0.10%
Media	1.24%
Metals & Mining	1.39%
Multiline Retail	0.06%
Multi-Utilities	1.42%
Oil, Gas & Consumable Fuels	4.24%
Paper & Forest Products	0.34%
Pharmaceuticals	0.17%
Professional Services	0.05%
Real Estate Investment Trusts	1.29%
Real Estate Management & Development	0.08%
Road & Rail	0.06%
Semiconductors & Semiconductor Equipment	0.40%
Software	0.32%
Textiles, Apparel & Luxury Goods	0.06%
Trading Companies & Distributors	0.15%
Wireless Telecommunication Services	0.76%
Municipal Bond	0.18%
Non-Agency Asset-Backed Securities	0.93%
Non-Agency Collateralized Mortgage Obligations	0.20%
Regional Bonds	1.66%
Senior Secured Loans	3.57%
Sovereign Bonds	4.96%
Supranational Bank	0.06%
U.S. Treasury Obligations	1.67%
Warrant	0.01%
Money Market Mutual Fund	0.05%
Short-Term Investments	9.76%
Total Value of Securities	105.69%
Liabilities Net of Receivables and Other Assets	(5.69%)
Total Net Assets	100.00%

LVIP Delaware Foundation® Conservative Allocation Fund–5

LVIP Delaware Foundation® Conservative Allocation Fund

Security Type/Sector Allocation, Top 10 Equity Holdings and Geography Allocation (unaudited) (continued)

Holdings are for informational purpose only and are subject to change at any time. They are not a recommendation to buy, sell. or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Apple	0.64%
QUALCOMM	0.40%
EOG Resources	0.37%
Visa Class A	0.33%
Pfizer	0.33%
Crown Castle International	0.32%
Chevron	0.32%
AT&T	0.30%
MasterCard Class A	0.30%
Google Class A	0.29%
Total	3.60%

Geography	Percentage of Net Assets
Argentina	0.02%
Australia	1.55%
Bermuda	0.28%
Brazil	1.58%
British Virgin Islands	0.18%
Canada	2.16%
Cayman Islands	0.97%
Chile	0.16%
China	0.64%
Colombia	0.66%
Curacao	0.06%
Denmark	0.34%
Finland	0.12%
France	1.78%
Germany	0.42%
Hong Kong	0.27%
India	0.41%
Indonesia	0.81%
Ireland	0.43%
Israel	0.26%
Italy	0.14%
Japan	1.26%
Jersey	0.06%
Luxembourg	0.42%
Malaysia	0.11%
Mexico	1.44%
Netherlands	0.67%
Norway	0.22%
Panama	0.19%
Peru	0.26%
Philippines	0.21%
Poland	0.41%
Puerto Rico	0.01%
Qatar	0.14%
Republic of Korea	1.50%
Russia	0.39%
Singapore	0.07%
South Africa	1.29%
Spain	0.25%
Sri Lanka	0.06%
Supranational	0.06%
Sweden	0.36%
Switzerland	0.74%
Taiwan	0.26%
Thailand	0.20%
Turkey	0.51%
United Arab Emirates	0.06%
United Kingdom	2.45%
United States	68.62%
Uruguay	0.13%
Venezuela	0.29%
Total	95.88%

LVIP Delaware Foundation® Conservative Allocation Fund–6

LVIP Delaware Foundation® Conservative Allocation Fund

Statement of Net Assets

December 31, 2012

	Number of Shares	Value (U.S. $)

COMMON STOCK–32.92%
U.S. MARKETS–21.43%
Aerospace & Defense–0.71%
†Esterline Technologies	1,800	$114,498
Honeywell International	4,150	263,401
†KEYW Holding	5,160	65,480
Lockheed Martin	1,450	133,821
Northrop Grumman	10,100	682,558
Raytheon	11,400	656,184
Rockwell Collins	1,050	61,079
Triumph Group	2,790	182,187
United Technologies	4,000	328,040

		2,487,248

Air Freight & Logistics–0.05%
FedEx	1,250	114,650
†XPO Logistics	4,410	76,646

		191,296

Auto Components–0.07%
†Borg Warner	900	64,458
Cooper Tire & Rubber	3,740	94,846
†Tenneco	2,720	95,499

		254,803

Automobiles–0.07%
Ford Motor	19,850	257,058

		257,058

Beverages–0.15%
Coca-Cola	4,500	163,125
PepsiCo	5,050	345,572

		508,697

Biotechnology–0.40%
†Acorda Therapeutics	2,750	68,365
†Alkermes	5,700	105,564
†Celgene	7,950	625,824
†Cepheid	1,070	36,177
†Gilead Sciences	3,980	292,331
†Incyte	3,530	58,633
†InterMune	4,730	45,834
Spectrum Pharmaceuticals	6,900	77,211
†Vertex Pharmaceuticals	2,500	104,850

		1,414,789

Building Products–0.02%
AAON	3,710	77,428

		77,428

Capital Markets–0.41%
Ameriprise Financial	2,650	165,970
Bank of New York Mellon	26,600	683,620
BlackRock	1,250	258,388
†Piper Jaffray	2,300	73,899
State Street	3,700	173,937

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Capital Markets (continued)
†Walter Investment Management	2,000	$86,040

		1,441,854

Chemicals–0.37%
Celanese Class A	3,550	158,082
duPont (E.I.) deNemours	19,278	866,932
Eastman Chemical	2,250	153,113
Innophos Holdings	1,370	63,705
Koppers Holdings	1,640	62,566

		1,304,398

Commercial Banks–0.36%
BBCN Bancorp	4,790	55,420
†Capital Bank Financial	3,460	59,062
Cardinal Financial	5,480	89,160
City Holding	2,070	72,140
Home Bancshares	1,780	58,776
Independent Bank	2,440	70,638
Park National	1,190	76,910
Prosperity Bancshares	2,010	84,420
Susquehanna Bancshares	7,530	78,914
†Texas Capital Bancshares	1,430	64,093
Trustmark	2,550	57,273
Webster Financial	3,830	78,707
Wells Fargo	11,500	393,070
†Western Alliance Bancorp	3,590	37,803

		1,276,386

Commercial Services & Supplies–0.31%
McGrath RentCorp	1,870	54,267
Republic Services	3,200	93,856
†Tetra Tech	2,630	69,564
United Stationers	3,120	96,689
US Ecology	3,800	89,452
Waste Management	20,100	678,174

		1,082,002

Communications Equipment–0.93%
Cisco Systems	37,300	732,945
Motorola Solutions	12,500	696,000
†NETGEAR	1,900	74,898
Plantronics	1,810	66,735
†Polycom	20,800	217,568
QUALCOMM	22,665	1,405,683
†ViaSat	1,420	55,238

		3,249,067

Computers & Peripherals–0.75%
Apple	4,265	2,273,373
†EMC	11,400	288,420
†Synaptics	2,560	76,723

		2,638,516

LVIP Delaware Foundation® Conservative Allocation Fund–7

LVIP Delaware Foundation® Conservative Allocation Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Construction & Engineering–0.11%
Fluor	1,850	$108,669
Granite Construction	2,390	80,352
†MYR Group	3,750	83,438
URS	3,100	121,706

		394,165

Consumer Finance–0.05%
Capital One Financial	3,100	179,583

		179,583

Containers & Packaging–0.02%
Boise	8,310	66,065

		66,065

Diversified Financial Services–0.44%
CME Group	7,900	400,609
†IntercontinentalExchange	5,725	708,812
JPMorgan Chase	9,750	428,708

		1,538,129

Diversified Telecommunication Services–0.50%
AT&T	31,107	1,048,617
Atlantic Tele-Network	1,200	44,052
Verizon Communications	15,160	655,973

		1,748,642

Electric Utilities–0.30%
Cleco	2,270	90,823
Edison International	16,600	750,154
OGE Energy	2,550	143,591
UIL Holdings	1,660	59,445

		1,044,013

Electrical Equipment–0.08%
Acuity Brands	2,230	151,038
Eaton.	2,050	111,110

		262,148

Electronic Equipment, Instruments & Components–0.06%
Anixter International	1,290	82,534
†FARO Technologies	2,360	84,205
†Rofin-Sinar Technologies	2,650	57,452

		224,191

Energy Equipment & Services–0.43%
Bristow Group	1,920	103,027
†C&J Energy Services	2,660	57,030
Halliburton	19,700	683,393
†Key Energy Services	7,550	52,473
Lufkin Industries	1,260	73,244
National Oilwell Varco	1,250	85,438
†Pioneer Energy Services	8,650	62,799
†RigNet	3,160	64,559

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Energy Equipment & Services (continued)
Schlumberger	4,550	$315,270

		1,497,233

Food & Staples Retailing–0.68%
Casey’s General Stores	1,960	104,076
CVS Caremark	18,340	886,739
Safeway	33,500	606,015
†Susser Holdings	2,530	87,260
Walgreen	19,225	711,517

		2,395,607

Food Products–0.58%
Archer-Daniels-Midland	24,300	665,577
General Mills	5,050	204,071
J&J Snack Foods	1,410	90,155
Kraft Foods Group	14,133	642,628
Mondelez International Class A	16,900	430,443

		2,032,874

Health Care Equipment & Supplies–0.43%
Abbott Laboratories	4,250	278,375
†Align Technology	3,390	94,073
Baxter International	10,000	666,600
Conmed	2,760	77,142
CryoLife	6,740	41,990
†Haemonetics	2,400	98,016
†Merit Medical Systems	5,917	82,246
†Quidel	4,610	86,069
West Pharmaceutical Services	1,640	89,790

		1,514,301

Health Care Providers & Services–0.59%
Air Methods	2,940	108,457
Cardinal Health	15,500	638,290
†Cross Country Healthcare	6,770	32,496
†Express Scripts Holding	4,650	251,100
Quest Diagnostics	11,400	664,278
UnitedHealth Group	5,650	306,456
†WellCare Health Plans	1,430	69,627

		2,070,704

Health Care Technology–0.01%
†Greenway Medical Technologies	1,980	30,413

		30,413

Hotels, Restaurants & Leisure–0.28%
†AFC Enterprises	4,470	116,801
†Buffalo Wild Wings	940	68,451
CEC Entertainment	1,880	62,397
Cheesecake Factory	1,940	63,477
†Jack in the Box	3,190	91,234
McDonald’s	3,350	295,504
†SHFL Entertainment	6,800	98,600

LVIP Delaware Foundation® Conservative Allocation Fund–8

LVIP Delaware Foundation® Conservative Allocation Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Hotels, Restaurants & Leisure (continued)
Starbucks	3,750	$201,075

		997,539

Household Durables–0.06%
Jarden	4,100	211,970

		211,970

Household Products–0.19%
Kimberly-Clark	2,700	227,961
Procter & Gamble	6,370	432,459

		660,420

Industrial Conglomerates–0.09%
General Electric	14,750	309,603

		309,603

Insurance–1.02%
AFLAC	3,800	201,856
Allstate	16,800	674,856
Alterra Capital Holdings	2,110	59,481
American Equity Investment Life Holding	7,580	92,552
†AMERISAFE	1,660	45,235
Marsh & McLennan	19,200	661,824
Primerica	2,540	76,225
ProAssurance	1,360	57,378
Progressive	32,550	686,805
Prudential Financial	3,250	173,323
Travelers	11,905	855,017

		3,584,552

Internet & Catalog Retail–0.45%
†Liberty Interactive Class A	39,800	783,264
†priceline.com	1,185	736,122
†Shutterfly	2,050	61,234

		1,580,620

Internet Software & Services–0.72%
†Brightcove	5,590	50,534
†comScore	2,570	35,415
†ExactTarget	2,760	55,200
†Google Class A	1,430	1,014,399
j2 Global	3,070	93,881
†Liquidity Services	1,460	59,656
†LogMeIn	3,140	70,367
†OpenTable	1,140	55,632
†Trulia	610	9,906
†ValueClick	3,980	77,252
†VeriSign	13,375	519,218
†Vocus	4,000	69,520
†Yahoo	21,700	431,830

		2,542,810

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
IT Services–1.09%
Accenture Class A	2,900	$192,850
†Cognizant Technology Solutions Class A	2,250	166,613
†EPAM Systems	2,130	38,553
†ExlService Holdings	1,570	41,605
International Business Machines	1,090	208,790
†InterXion Holding	2,890	68,666
MasterCard Class A	2,125	1,043,970
Syntel	970	51,982
†TeleTech Holdings	4,360	77,608
†Teradata	8,300	513,687
†VeriFone Systems	8,825	261,926
Visa Class A	7,625	1,155,798

		3,822,048

Life Sciences Tools & Services–0.07%
Thermo Fisher Scientific	3,750	239,175

		239,175

Machinery–0.31%
Barnes Group	3,460	77,712
Caterpillar	4,475	400,871
†Chart Industries	1,340	89,338
†Columbus McKinnon	3,960	65,419
Cummins	1,000	108,350
Deere	2,300	198,766
ESCO Technologies	1,900	71,079
†Kadant	2,990	79,265

		1,090,800

Media–0.38%
Cinemark Holdings	4,790	124,444
Comcast Class A	18,000	672,840
Comcast Special Class A	9,650	346,918
National CineMedia	3,970	56,096
Regal Entertainment Group Class A	3,350	46,733
Viacom Class B	1,800	94,932

		1,341,963

Metals & Mining–0.11%
Allegheny Technologies	4,100	124,476
†Coeur d’Alene Mines	2,660	65,436
Kaiser Aluminum	910	56,138
Materion.	2,560	65,997
US Silica Holdings	5,100	85,323

		397,370

Multiline Retail–0.17%
Macy’s	5,150	200,953
Nordstrom	3,800	203,300
Target	3,400	201,178

		605,431

LVIP Delaware Foundation® Conservative Allocation Fund–9

LVIP Delaware Foundation® Conservative Allocation Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Multi-Utilities–0.09%
MDU Resources Group	5,650	$120,006
NorthWestern	1,700	59,041
Sempra Energy	1,750	124,145

		303,192

Office Electronics–0.18%
Xerox	93,700	639,034

		639,034

Oil, Gas & Consumable Fuels–1.84%
Berry Petroleum Class A	1,880	63,074
†Bonanza Creek Energy	2,600	72,254
†Carrizo Oil & Gas	3,060	64,015
Chevron	10,321	1,116,113
ConocoPhillips	11,400	661,086
†Diamondback Energy	1,020	19,502
EOG Resources	10,750	1,298,493
Exxon Mobil	4,250	367,838
Hess	2,250	119,160
Kinder Morgan	27,203	961,082
Marathon Oil	24,465	750,097
Occidental Petroleum	10,800	827,388
†Rosetta Resources	1,900	86,184
†Swift Energy	2,840	43,708

		6,449,994

Paper & Forest Products–0.08%
Buckeye Technologies	2,560	73,498
International Paper	5,050	201,192

		274,690

Personal Products–0.15%
Avon Products	32,800	471,008
†Prestige Brands Holdings	3,490	69,905

		540,913

Pharmaceuticals–1.19%
Allergan	10,125	928,766
Johnson & Johnson	9,989	700,229
Merck	24,397	998,813
Perrigo	3,825	397,915
Pfizer	46,044	1,154,784

		4,180,507

Professional Services–0.12%
†FTI Consulting	1,990	65,670
Kforce	6,050	86,697
Manpower	1,800	76,392
†RPX	2,820	25,493
Towers Watson Class A	2,300	129,283
†WageWorks	1,850	32,930

		416,465

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Real Estate Investment Trusts–1.38%
American Campus Communities	725	$33,444
American Tower	650	50,226
Apartment Investment & Management	2,350	63,591
AvalonBay Communities	1,325	179,657
Boston Properties	1,850	195,749
BRE Properties	1,025	52,101
Camden Property Trust	1,600	109,136
CBL & Associates Properties	1,750	37,118
Colonial Properties Trust	1,900	40,603
Corporate Office Properties Trust	2,275	56,830
DCT Industrial Trust	17,200	111,628
DDR	2,300	36,018
Digital Realty Trust	1,025	69,587
Duke Realty	3,400	47,158
DuPont Fabros Technology	4,140	100,022
EastGroup Properties	2,235	120,265
Education Realty Trust	2,725	28,994
EPR Properties	1,920	88,531
Equity Lifestyle Properties	525	35,327
Equity Residential	3,250	184,178
Essex Property Trust	375	54,994
Extra Space Storage	1,225	44,578
Federal Realty Investment Trust	500	52,010
†First Industrial Realty Trust	3,025	42,592
General Growth Properties	5,125	101,731
HCP	3,050	137,799
Health Care REIT	1,975	121,048
Healthcare Realty Trust	2,575	61,826
Host Hotels & Resorts	17,030	266,860
Kilroy Realty	1,075	50,923
Kimco Realty	4,700	90,804
LaSalle Hotel Properties	3,520	89,373
Lexington Realty Trust	4,425	46,241
Liberty Property Trust	1,800	64,386
Macerich	1,500	87,450
National Retail Properties	3,900	121,680
Parkway Properties	1,475	20,635
ProLogis	4,850	176,977
PS Business Parks	600	38,988
Public Storage	1,175	170,328
Ramco-Gershenson Properties Trust	7,545	100,424
Rayonier	650	33,690
Regency Centers	1,275	60,078
RLJ Lodging Trust	1,075	20,823
Senior Housing Properties Trust	1,250	29,550
Simon Property Group	3,325	525,649
SL Green Realty	1,225	93,896
Sovran Self Storage	1,680	104,328
†Strategic Hotels & Resorts	4,950	31,680
Summit Hotel Properties	2,025	19,238
†Sunstone Hotel Investors	2,200	23,562

LVIP Delaware Foundation® Conservative Allocation Fund–10

LVIP Delaware Foundation® Conservative Allocation Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Real Estate Investment Trusts (continued)
Tanger Factory Outlet Centers	1,525	$52,155
Taubman Centers	475	37,392
Ventas	2,200	142,384
Vornado Realty Trust	1,225	98,098

		4,854,333

Road & Rail–0.13%
†Genesee & Wyoming	1,000	76,080
Hunt (J.B.) Transport Services	2,000	119,420
Union Pacific	2,050	257,726

		453,226

Semiconductors & Semiconductor Equipment–0.42%
†Amkor Technology	10,650	45,263
†Applied Micro Circuits	9,590	80,556
Avago Technologies	4,800	151,968
†Cirrus Logic	1,790	51,856
Intel	42,711	881,128
†Semtech	3,820	110,589
Texas Instruments	4,750	146,965

		1,468,325

Software–0.92%
†Adobe Systems	21,825	822,366
†BMC Software	20,325	806,090
†Citrix Systems	1,850	121,638
†Fortinet	5,050	106,404
Intuit	13,700	815,150
Microsoft	14,250	380,903
†Nuance Communications	3,600	80,352
†Proofpoint	2,640	32,498
†SS&C Technologies Holdings	2,560	59,187

		3,224,588

Specialty Retail–0.43%
DSW Class A	1,650	108,389
†Express	3,810	57,493
†Jos. A Bank Clothiers	2,150	91,547
Lowe’s	19,600	696,192
†Sally Beauty Holdings	9,050	213,309
Staples	30,450	347,130

		1,514,060

Textiles, Apparel & Luxury Goods–0.26%
†G-III Apparel Group	2,200	75,306
†Iconix Brand Group	5,010	111,823
Jones Group	2,200	24,332
†Madden (Steven)	2,995	126,599
NIKE Class B	9,750	503,100
Perry Ellis International	3,890	77,411

		918,571

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Thrift & Mortgage Finance–0.04%
Dime Community Bancshares	4,800	$66,672
Flushing Financial	4,730	72,558

		139,230

Trading Companies & Distributors–0.05%
Applied Industrial Technologies	2,930	123,089
†Titan Machinery	2,740	67,678

		190,767

Wireless Telecommunication Services–0.33%
†Crown Castle International	15,675	1,131,108
NTELOS Holdings	2,960	38,806

		1,169,914

Total U.S. Markets (Cost $54,613,346)		75,303,720

§DEVELOPED MARKETS–6.96%
Air Freight & Logistics–0.16%
Deutsche Post	25,654	564,892

		564,892

Auto Components–0.08%
Sumitomo Rubber Industries	21,951	265,086

		265,086

Automobiles–0.40%
Bayerische Motoren Werke	4,749	462,007
Toyota Motor	19,900	928,021

		1,390,028

Beverages–0.25%
Carlsberg Class B	4,948	487,360
Coca-Cola Amatil	27,080	380,931

		868,291

Building Products–0.07%
Cie de Saint-Gobain	5,901	253,344

		253,344

Chemicals–0.18%
Syngenta ADR	7,675	620,140

		620,140

Commercial Banks–0.56%
Mitsubishi UFJ Financial Group	137,100	740,880
Nordea Bank	66,332	638,263
Standard Chartered	22,304	577,400

		1,956,543

Construction Materials–0.09%
Lafarge	5,001	322,840

		322,840

LVIP Delaware Foundation® Conservative Allocation Fund–11

LVIP Delaware Foundation® Conservative Allocation Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
§DEVELOPED MARKETS (continued)
Containers & Packaging–0.15%
Rexam	75,816	$542,645

		542,645

Electrical Equipment–0.13%
Alstom	11,117	447,717

		447,717

Energy Equipment & Services–0.30%
Subsea 7	24,552	589,824
Transocean	10,500	468,825

		1,058,649

Food & Staples Retailing–0.27%
Greggs	46,211	344,828
Tesco	111,428	613,999

		958,827

Food Products–0.24%
†Aryzta	16,437	844,987

		844,987

Household Durables–0.08%
Techtronic Industries	150,500	284,896

		284,896

Industrial Conglomerates–0.15%
Koninklijke Philips Electronics	19,714	521,892

		521,892

Insurance–0.17%
AXA	33,411	599,761

		599,761

IT Services–0.40%
†CGI Group Class A	32,096	741,286
Teleperformance	18,651	678,047

		1,419,333

Life Sciences Tools & Services–0.02%
†ICON ADR	3,120	86,611

		86,611

Media–0.11%
Publicis Groupe	6,172	371,228

		371,228

Metals & Mining–0.64%
Anglo American ADR	6,400	98,518
†AuRico Gold	65,466	539,810
Rio Tinto	14,130	824,395
Yamana Gold	45,419	782,400

		2,245,123

Multiline Retail–0.33%
Don Quijote	15,400	565,751

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
§DEVELOPED MARKETS (continued)
Multiline Retail (continued)
PPR.	3,170	$595,202

		1,160,953

Multi-Utilities–0.07%
National Grid	19,906	228,381

		228,381

Oil, Gas & Consumable Fuels–0.20%
Total	13,368	695,391

		695,391

Pharmaceuticals–1.05%
Meda Class A	19,452	200,593
Novartis	10,780	680,376
Novo Nordisk ADR	4,275	697,723
Sanofi	8,025	760,808
Stada Arzneimittel	14,196	459,300
Teva Pharmaceutical Industries ADR	24,200	903,628

		3,702,428

Road & Rail–0.17%
East Japan Railway	9,467	611,364

		611,364

Specialty Retail–0.11%
Nitori Holdings	5,503	402,651

		402,651

Textiles, Apparel & Luxury Goods–0.18%
Yue Yuen Industrial Holdings	191,500	647,742

		647,742

Trading Companies & Distributors–0.16%
ITOCHU	52,142	550,364

		550,364

Wireless Telecommunication Services–0.24%
KDDI	5,020	354,430
Vodafone Group	125,521	316,067
Vodafone Group ADR	7,050	177,590

		848,087

Total Developed Markets (Cost $19,944,557)		24,470,194

×EMERGING MARKETS–4.53%
Airlines–0.05%
†Gol Linhas Aereas Inteligentes ADR	24,813	162,773

		162,773

Automobiles–0.07%
†Hyundai Motor	598	124,078
Mahindra & Mahindra	7,959	136,496

		260,574

LVIP Delaware Foundation® Conservative Allocation Fund–12

LVIP Delaware Foundation® Conservative Allocation Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
×EMERGING MARKETS (continued)
Beverages–0.20%
Fomento Economico Mexicano ADR	2,034	$204,824
Lotte Chilsung Beverage	150	213,726
Tsingtao Brewery	17,542	104,563
United Spirits	4,761	164,767

		687,880

Building Products–0.07%
KCC	874	245,852

		245,852

Chemicals–0.04%
Braskem ADR	9,303	124,195

		124,195

Commercial Banks–0.55%
Banco Santander Brasil ADR	20,500	149,035
Bangkok Bank	23,105	148,453
China Construction Bank	197,619	161,509
ICICI Bank ADR	4,200	183,162
Industrial & Commercial Bank of China	354,080	255,587
Itau Unibanco Holding ADR	12,140	199,824
†KB Financial Group ADR	9,522	341,840
=Sberbank	91,097	278,811
Standard Bank Group	15,677	221,749

		1,939,970

Construction & Engineering–0.04%
†Empresas ICA ADR	12,700	127,762

		127,762

Construction Materials–0.21%
†Cemex ADR	22,897	225,993
†Cemex Latam Holdings	29,611	190,704
Siam Cement	6,878	99,202
Siam Cement NDVR	5,900	85,096
Ultratech Cement	3,602	131,407

		732,402

Diversified Financial Services–0.03%
Remgro	6,321	119,635

		119,635

Diversified Telecommunication Services–0.31%
China Telecom	296,000	167,385
China Unicom Hong Kong ADR	16,758	272,988
Chunghwa Telecom ADR	4,550	147,147
†KT ADR	18,600	311,364
Telefonica Brasil ADR	7,595	182,736

		1,081,620

Electronic Equipment, Instruments & Components–0.14%
Hon Hai Precision Industry	104,453	323,027

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
×EMERGING MARKETS (continued)
Electronic Equipment, Instruments & Components (continued)
†LG Display ADR	10,900	$157,832

		480,859

Food & Staples Retailing–0.09%
Cia Brasileira de Distribuicao Grupo Pao de Acucar ADR	3,300	146,487
Wal-Mart de Mexico Series V	47,330	155,382

		301,869

Food Products–0.20%
Brasil Foods ADR	14,501	306,116
China Mengniu Dairy	64,000	182,950
Lotte Confectionery	101	155,047
Tingyi Cayman Islands Holding	20,606	57,979

		702,092

Household Durables–0.04%
†LG Electronics	1,857	129,723

		129,723

Insurance–0.04%
Samsung Life Insurance	1,720	152,689

		152,689

Internet & Catalog Retail–0.09%
Hyundai Home Shopping Network	2,898	330,674

		330,674

Internet Software & Services–0.11%
†Baidu ADR	1,300	130,377
†Sina.	2,225	111,740
†Sohu.com	3,400	160,956

		403,073

IT Services–0.01%
†WNS Holdings ADR	4,690	48,870

		48,870

Media–0.09%
Grupo Televisa ADR	12,298	326,881

		326,881

Metals & Mining–0.22%
Anglo American Platinum	2,131	113,144
†ArcelorMittal South Africa	12,322	52,832
Gerdau	11,600	87,262
Gerdau ADR	8,400	75,516
Impala Platinum Holdings	4,616	92,577
Steel Authority of India	27,474	45,890
Vale ADR	14,900	312,304

		779,525

Oil, Gas & Consumable Fuels–0.87%
Cairn India	25,793	151,180

LVIP Delaware Foundation® Conservative Allocation Fund–13

LVIP Delaware Foundation® Conservative Allocation Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
×EMERGING MARKETS (continued)
Oil, Gas & Consumable Fuels (continued)
China Petroleum & Chemical	94,500	$108,804
CNOOC ADR	890	195,800
Gazprom ADR	34,000	328,625
LUKOIL ADR	3,198	215,865
PetroChina ADR	1,008	144,930
Petroleo Brasileiro ADR	25,155	489,768
†Polski Koncern Naftowy Orlen	7,048	113,107
PTT NVDR	15,778	171,130
#Reliance Industries GDR 144A	18,800	573,776
†Rosneft GDR	23,375	211,807
Sasol ADR	3,024	130,909
Tambang Batubara Bukit Asam Persero	84,500	133,218
YPF ADR	5,100	74,205

		3,043,124

Paper & Forest Products–0.06%
†Fibria Celulose ADR	18,705	212,676

		212,676

Personal Products–0.05%
†Hypermarcas	21,800	176,869

		176,869

Real Estate Management & Development–0.05%
#†=Etalon Group GDR 144A	6,900	37,605
†UEM Land Holdings	218,576	151,458

		189,063

Road & Rail–0.02%
All America Latina Logistica	15,487	62,825

		62,825

Semiconductors & Semiconductor Equipment–0.41%
Samsung Electronics	678	980,502
Taiwan Semiconductor Manufacturing	63,594	212,520
Taiwan Semiconductor Manufacturing ADR	8,300	142,428
United Microelectronics	251,000	101,358

		1,436,808

Transportation Infrastructure–0.03%
Santos Brasil Participacoes	7,238	103,173

		103,173

Wireless Telecommunication Services–0.44%
America Movil ADR	6,300	145,782
China Mobile ADR	3,600	211,392
†MegaFon GDR	7,900	188,020
Mobile Telesystems ADR	5,800	108,170
MTN Group	7,180	151,557
SK Telecom GDR	26,900	425,827
†Turkcell Iletisim Hizmetleri ADR	8,051	129,943

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
×EMERGING MARKETS (continued)
Wireless Telecommunication Services (continued)
Vodacom Group	12,435	$183,518

		1,544,209

Total Emerging Markets (Cost $13,727,415)		15,907,665

Total Common Stock (Cost $88,285,318)		115,681,579

CONVERTIBLE PREFERRED STOCK–0.16%
Apache 6.00% exercise price $109.12, expiration date 8/1/13	1,700	77,690
Aspen Insurance Holdings 5.625% exercise price $29.28, expiration date 12/31/49	1,514	90,745
Bank of America 7.25% exercise price $50.00, expiration date 12/31/49	27	30,652
#Chesapeake Energy 144A 5.75% exercise price $27.90, expiration date 12/31/49	19	16,922
HealthSouth 6.50% exercise price $30.50, expiration date 12/31/49	108	112,077
Huntington Bancshares 8.50% exercise price $11.95, expiration date 12/31/49	64	78,720
PPL 9.50% exercise price $28.80, expiration date 7/1/13	1,800	94,968
SandRidge Energy 8.50% exercise price $8.01, expiration date 12/31/49	480	50,184

Total Convertible Preferred Stock (Cost $581,442)		551,958

EXCHANGE-TRADED FUNDS–5.31%
iShares MSCI EAFE Growth Index Fund	159,420	9,571,577
iShares MSCI EAFE Index Fund	97,650	5,548,473
Vanguard MSCI EAFE	100,650	3,545,900

Total Exchange-Traded Funds (Cost $15,303,529)		18,665,950

PREFERRED STOCK–0.56%
Alabama Power 5.625%	9,280	234,784
BB&T 5.85%	5,725	148,736
JPMorgan Chase 5.50%	5,000	125,700

LVIP Delaware Foundation® Conservative Allocation Fund–14

LVIP Delaware Foundation® Conservative Allocation Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

PREFERRED STOCK (continued)
PNC Financial Services Group
•6.125%	5,000	$138,550
•8.25%	800,000	818,000
•U.S. Bancorp 6.50%	9,200	263,488
Wells Fargo 5.20%	9,200	231,656

Total Preferred Stock (Cost $1,885,408)		1,960,914

	Principal Amount°
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–0.77%
Fannie Mae REMICs
Series 1996-46 ZA 7.50% 11/25/26	5,347	6,225
Series 2003-26 AT 5.00% 11/25/32	285,714	299,355
Series 2003-122 AJ 4.50% 2/25/28	24,577	24,780
Series 2010-41 PN 4.50% 4/25/40	235,000	267,316
Series 2010-96 DC 4.00% 9/25/25	450,000	488,729
•Series 2012-124 SD 5.94% 11/25/42	364,391	113,607
Fannie Mae Whole Loan
Series 2004-W9 2A1 6.50% 2/25/44	121,469	138,858
Freddie Mac REMICs Series 2326 ZQ 6.50% 6/15/31	11,045	12,628
Series 2557 WE 5.00% 1/15/18	21,268	22,695
Series 2622 PE 4.50% 5/15/18	14,461	15,286
Series 2762 LG 5.00% 9/15/32	14,679	15,074
Series 3131 MC 5.50% 4/15/33	196,175	199,951
Series 3416 GK 4.00% 7/15/22	56,717	58,280
Series 4065 DE 3.00% 6/15/32	40,000	42,013
¿Freddie Mac Structured Pass Through Securities Series T-58 2A 6.50% 9/25/43	114,722	133,708
GNMA Series 2010-113 KE 4.50% 9/20/40	575,000	657,526
NCUA Guaranteed Notes Series 2010-C1 A2 2.90% 10/29/20	190,000	202,534

Total Agency Collateralized Mortgage Obligations (Cost $2,561,085)		2,698,565

AGENCY MORTGAGE-BACKED SECURITIES–8.15%
Fannie Mae 6.50% 8/1/17	34,483	38,160
Fannie Mae ARM
•2.775% 4/1/36	61,627	65,750
•2.811% 11/1/35	58,929	62,851
•5.155% 8/1/35	2,575	2,767

	Principal Amount°	Value (U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae Relocation 15 yr 4.00% 9/1/20	114,406	$120,397
Fannie Mae Relocation 30 yr 4.00% 3/1/35	166,424	176,346
5.00% 1/1/34	45,313	48,632
5.00% 10/1/35	30,951	33,218
5.00% 2/1/36	108,225	116,152
Fannie Mae S.F. 15 yr 2.50% 12/1/27	426,000	445,791
3.00% 11/1/27	33,746	35,886
4.00% 11/1/25	670,492	729,698
5.50% 6/1/23	157,206	170,019
Fannie Mae S.F. 15 yr TBA 2.50% 1/1/28	4,492,000	4,696,948
3.00% 1/1/28	3,721,000	3,927,399
Fannie Mae S.F. 30 yr 4.50% 8/1/41	26,339	28,592
5.00% 2/1/35	250,246	272,643
5.50% 4/1/37	424,973	481,903
6.00% 2/1/38	5,625	6,159
6.00% 11/1/39	23,836	26,096
6.00% 7/1/40	14,284	15,638
6.00% 2/1/41	139,242	153,623
6.50% 2/1/36	131,132	148,106
6.50% 6/1/36	123,242	139,263
6.50% 10/1/36	85,815	96,432
6.50% 8/1/37	10,159	11,416
6.50% 12/1/37	140,706	159,037
7.00% 12/1/37	45,411	54,050
7.50% 6/1/31	20,294	24,788
Fannie Mae S.F. 30 yr TBA 3.00% 1/1/43	6,937,000	7,268,675
3.50% 1/1/43	5,450,000	5,810,424
Freddie Mac ARM
•2.342% 12/1/33	14,079	14,978
•2.764% 7/1/36	65,400	69,710
•2.787% 4/1/34	21,334	22,769
•2.987% 6/1/37	5,258	5,610
Freddie Mac S.F. 15 yr 4.50% 5/1/20	7,672	8,178
5.00% 6/1/18	66,477	71,216
Freddie Mac S.F. 30 yr 5.50% 8/1/38	503,737	545,121
5.50% 7/1/40	1,284,640	1,390,179
6.00% 8/1/38	107,342	117,948
6.00% 10/1/38	157,741	173,534
6.00% 5/1/40	623,524	678,548
7.00% 11/1/33	3,112	3,668
GNMA I S.F. 30 yr 7.00% 12/15/34	147,281	172,815

LVIP Delaware Foundation® Conservative Allocation Fund–15

LVIP Delaware Foundation® Conservative Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
GNMA I S.F. 30 yr (continued)
7.50% 1/15/32	9,286	$11,354

Total Agency Mortgage-Backed Securities (Cost $28,396,355)		28,652,487

AGENCY OBLIGATION–0.09%
Federal Home Loan Banks 2.05% 12/30/13	300,000	305,647

Total Agency Obligation (Cost $306,039)		305,647

COMMERCIAL MORTGAGE-BACKED SECURITIES–2.17%
Bear Stearns Commercial Mortgage Securities
•Series 2005-PW10 A4 5.405% 12/11/40	220,000	245,002
•Series 2005-T20 A4A 5.149% 10/12/42	135,000	149,779
•Series 2006-PW12 A4 5.712% 9/11/38	855,000	978,728
Citigroup Commercial Mortgage Trust Series 2012-GC8 A4 3.024% 9/10/45	215,000	225,446
•¿Commercial Mortgage Pass Through Certificates Series 2005-C6 A5A 5.116% 6/10/44	300,000	331,059
DB-UBS Mortgage Trust
#Series 2011-LC1A A3 144A 5.002% 11/10/46	390,000	464,578
#•Series 2011-LC1A C 144A 5.557% 11/10/46	245,000	287,288
#•FREMF Mortgage Trust Series 2012-K21 B 144A 3.938% 7/25/45	120,000	122,532
Goldman Sachs Mortgage Securities II
•Series 2004-GG2 A6 5.396% 8/10/38	295,000	311,720
Series 2005-GG4 A4 4.761% 7/10/39	370,000	398,760
Series 2005-GG4 A4A 4.751% 7/10/39	255,000	275,030
•Series 2006-GG6 A4 5.553% 4/10/38	215,000	242,056
#Series 2010-C1 A2 144A 4.592% 8/10/43	345,000	403,164
JPMorgan Chase Commercial Mortgage Securities
•Series 2005-LDP4 A4 4.918% 10/15/42	265,000	287,719
•Series 2005-LDP5 A4 5.20% 12/15/44	235,000	261,924
Series 2011-C5 A3 4.171% 8/15/46	325,000	370,136

	Principal Amount°	Value (U.S. $)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Lehman Brothers-UBS Commercial Mortgage Trust Series 2004-C1 A4 4.568% 1/15/31	130,000	$134,893
#Merrill Lynch Mortgage Trust Series 2002-MW1 J 144A 5.695% 7/12/34	275,000	231,172
•Morgan Stanley Capital I Series 2007-T27 A4 5.651% 6/11/42	740,000	876,292
#•Morgan Stanley Dean Witter Capital I Series 2001-TOP1 E 144A 7.336% 2/15/33	77,338	77,346
#OBP Depositor Trust Series 2010-OBP A 144A 4.646% 7/15/45	280,000	328,585
#VNO Mortgage Trust Series 2012-6AVE A 144A 2.996% 11/15/30	275,000	283,838
WF-RBS Commercial Mortgage Trust Series 2012-C9 A3 2.87% 11/15/45	250,000	257,828
Series 2012-C9 B 3.84% 11/15/45	60,000	61,858

Total Commercial Mortgage-Backed Securities (Cost $6,718,525)		7,606,733

CONVERTIBLE BONDS–0.93%
AAR 1.75% exercise price $28.62, expiration date 1/1/26	111,000	111,278
Advanced Micro Devices 6.00% exercise price $28.08, expiration date 4/30/15	120,000	112,200
#Alaska Communications Systems Group 144A 6.25% exercise price $10.28, expiration date 4/27/18	109,000	73,575
Alere 3.00% exercise price $43.98, expiration date 5/15/16	78,000	73,320
Ares Capital 5.75% exercise price $19.13, expiration date 2/1/16	85,000	91,694
fArvinMeritor 4.00% exercise price $26.73, expiration date 2/12/27	143,000	107,697
BGC Partners 4.50% exercise price $9.84, expiration date 7/13/16	56,000	51,660
Chesapeake Energy 2.50% exercise price $51.14, expiration date 5/15/37	45,000	40,725

LVIP Delaware Foundation® Conservative Allocation Fund–16

LVIP Delaware Foundation® Conservative Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CONVERTIBLE BONDS (continued)
#Clearwire Communications 144A 8.25% exercise price $7.08, expiration date 11/30/40	49,000	$54,206
Dendreon 2.875% exercise price $51.24, expiration date 1/13/16	40,000	30,400
fGeneral Cable 4.50% exercise price $36.75, expiration date 11/15/29	70,000	75,863
Helix Energy Solutions Group 3.25% exercise price $25.02, expiration date 3/12/32	96,000	113,700
fHologic 2.00% exercise price $31.17, expiration date 2/27/42	48,000	47,850
#Iconix Brand Group 144A 2.50% exercise price $30.75, expiration date 5/31/16	75,000	78,047
#Illumina 144A 0.25% exercise price $83.55, expiration date 3/11/16	49,000	47,744
Intel 3.25% exercise price $22.20, expiration date 8/1/39	66,000	77,674
Jefferies Group 3.875% exercise price $37.20, expiration date 10/31/29	140,000	139,388
L-3 Communications Holdings 3.00% exercise price $91.21, expiration date 8/1/35	96,000	97,680
Leap Wireless International 4.50% exercise price $93.21, expiration date 7/10/14	122,000	116,968
#Lexington Realty Trust 144A 6.00% exercise price $6.93, expiration date 1/11/30	61,000	94,093
Linear Technology 3.00%exercise price $42.07, expiration date 4/30/27	95,000	99,394
Live Nation Entertainment 2.875% exercise price $27.14, expiration date 7/14/27	182,000	181,090
Medtronic 1.625% exercise price $53.13, expiration date 4/15/13	87,000	87,381
MGM Resorts International 4.25% exercise price $18.58, expiration date 4/10/15	99,000	105,002
Mylan 3.75% exercise price $13.32, expiration date 9/15/15	36,000	76,703

	Principal Amount°	Value (U.S. $)

CONVERTIBLE BONDS (continued)
Nuance Communications 2.75%exercise price $32.30, expiration date 11/1/31	36,000	$39,263
NuVasive 2.75% exercise price $42.13, expiration date 6/30/17	124,000	109,120
#Owens-Brockway Glass Container 144A 3.00%exercise price $47.47, expiration date 5/28/15	170,000	169,044
Peabody Energy 4.75% exercise price $58.19, expiration date 12/15/41	38,000	36,789
PHH 4.00% exercise price $25.80, expiration date 2/28/14	120,000	134,775
Rovi 2.625% exercise price $47.36, expiration date 2/10/40	63,000	62,961
#Ryman Hospitality Properties 144A 3.75% exercise price $22.50, expiration date 9/29/14	33,000	57,626
SanDisk 1.50% exercise price $52.37, expiration date 8/11/17	106,000	123,490
SBA Communications 4.00%exercise price $30.38, expiration date 9/29/14	43,000	101,883
Steel Dynamics 5.125% exercise price $17.32, expiration date 6/15/14	43,000	47,004
#TIBCO Software 2.25% exercise price $50.57, expiration date 4/30/32	39,000	37,269
#Titan Machinery 3.75% exercise price $43.17, expiration date 4/30/19	40,000	37,825
VeriSign 3.25% exercise price $34.37, expiration date 8/15/37	60,000	75,975
#WellPoint 2.75% exercise price $75.57, expiration date 10/15/42	49,000	52,951

Total Convertible Bonds (Cost $3,111,331)		3,271,307

CORPORATE BONDS–31.58%
Aerospace & Defense–0.05%
Precision Castparts 2.50% 1/15/23	180,000	181,545

		181,545

LVIP Delaware Foundation® Conservative Allocation Fund–17

LVIP Delaware Foundation® Conservative Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Airlines–0.06%
#United Air Lines 144A 12.00% 11/1/13	220,000	$222,200

		222,200

Auto Components–0.18%
American Axle & Manufacturing 7.875% 3/1/17	255,000	264,563
Delphi 6.125% 5/15/21	240,000	267,600
Tomkins 9.00% 10/1/18	78,000	87,750

		619,913

Automobiles–0.26%
#Daimler Finance North America 144A 2.25% 7/31/19	280,000	282,549
Ford Motor 7.45% 7/16/31	495,000	631,125

		913,674

Beverages–0.46%
Constellation Brands 4.625% 3/1/23	95,000	99,750
6.00% 5/1/22	200,000	230,000
#Heineken 144A 3.40% 4/1/22 Pernod-Ricard	310,000	323,993
#144A 4.45% 1/15/22	150,000	166,208
#144A 5.75% 4/7/21	450,000	539,166
#SABMiller Holdings 144A 3.75% 1/15/22	240,000	259,659

		1,618,776

Biotechnology–0.22%
Amgen 3.875% 11/15/21	120,000	132,025
5.375% 5/15/43	130,000	153,888
Celgene 3.25% 8/15/22	50,000	51,074
3.95% 10/15/20	390,000	423,975

		760,962

Building Products–0.08%
Nortek 8.50% 4/15/21	265,000	295,475

		295,475

Capital Markets–0.43%
E Trade Financial 6.375% 11/15/19	185,000	190,550
Jefferies Group 6.25% 1/15/36	240,000	249,600
6.45% 6/8/27	110,000	117,700
Lazard Group 6.85% 6/15/17	567,000	655,987
#Nuveen Investments 144A 9.50% 10/15/20	300,000	300,000

		1,513,837

		Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Chemicals–1.04%
Cabot 2.55% 1/15/18		275,000	$283,795
3.70% 7/15/22		150,000	152,400
CF Industries 6.875% 5/1/18		345,000	421,940
7.125% 5/1/20		210,000	264,685
Dow Chemical 8.55% 5/15/19		1,129,000	1,526,214
Ecolab 1.45% 12/8/17		150,000	149,496
LyondellBasell Industries 5.75% 4/15/24		320,000	377,600
#MacDermid 144A 9.50% 4/15/17		186,000	194,603
#Mexichem SAB de CV 144A 4.875% 9/19/22		200,000	216,000
#NewMarket 144A 4.10% 12/15/22		65,000	66,273

			3,653,006

Commercial Banks–3.03%
Abbey National Treasury Services 4.00% 4/27/16		280,000	296,296
Banco do Brasil 3.875% 10/10/22		200,000	202,000
#Banco Santander Chile 144A 3.875% 9/20/22		150,000	154,146
#Banco Santander Mexico 144A 4.125% 11/9/22		300,000	306,000
Bancolombia 5.125% 9/11/22		194,000	202,730
Barclays Bank 7.625% 11/21/22		600,000	600,750
BB&T 5.25% 11/1/19		765,000	885,813
BBVA US Senior 4.664% 10/9/15		200,000	205,196
•Branch Banking & Trust 0.63% 9/13/16		475,000	468,037
#Caixa Economica Federal 144A 2.375% 11/6/17		300,000	298,500
Capital One Capital V 10.25% 8/15/39		240,000	240,000
City National 5.25% 9/15/20		365,000	407,221
•Fifth Third Capital Trust IV 6.50% 4/15/37		415,000	416,556
#HSBC Bank 144A 4.75% 1/19/21		515,000	595,266
HSBC Holdings 4.00% 3/30/22		380,000	416,859
#JPMorgan Chase Bank 144A 6.00% 3/14/13	BRL	41,700	549,287
KeyBank 6.95% 2/1/28		615,000	735,167
PNC Bank 6.875% 4/1/18		740,000	925,389
#•PNC Preferred Funding Trust II 144A 1.531% 3/31/49		500,000	432,500
•SunTrust Bank 0.602% 8/24/15		220,000	213,871
U.S. Bank 4.95% 10/30/14		250,000	268,918
•USB Capital IX 3.50% 10/29/49		780,000	706,033
•Wachovia 0.71% 10/15/16		240,000	235,961

LVIP Delaware Foundation® Conservative Allocation Fund–18

LVIP Delaware Foundation® Conservative Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Commercial Banks (continued)
Wachovia North America 5.60% 3/15/16	265,000	$298,453
Wells Fargo Bank North America 4.75% 2/9/15	250,000	268,640
Zions Bancorp 4.50% 3/27/17	115,000	120,262
7.75% 9/23/14	165,000	180,279

		10,630,130

Commercial Services & Supplies–0.56%
#Brambles USA 144A 3.95% 4/1/15	750,000	782,329
Geo Group 6.625% 2/15/21	135,000	150,525
International Lease Finance 5.875% 4/1/19	95,000	100,605
6.25% 5/15/19	238,000	254,660
8.25% 12/15/20	135,000	161,325
8.75% 3/15/17	70,000	81,200
Penske Truck Leasing
#144A 3.375% 3/15/18	105,000	106,067
#144A 3.75% 5/11/17	260,000	272,330
#144A 4.875% 7/11/22	65,000	67,273

		1,976,314

Communications Equipment–0.09%
Avaya #144A 7.00% 4/1/19	100,000	94,000
9.75% 11/1/15	230,000	205,850

		299,850

Computers & Peripherals–0.17%
NetApp
2.00% 12/15/17	135,000	134,677
3.25% 12/15/22	170,000	167,704
#Seagate Technology Internationals 144A 10.00% 5/1/14	270,000	291,938

		594,319

Construction & Engineering–0.06%
#URS 144A 5.00% 4/1/22	220,000	226,892

		226,892

Construction Materials–0.48%
#•Cemex 144A 5.311% 9/30/15	150,000	152,625
#Cemex Espana Luxembourg 144A 9.25% 5/12/20	135,000	147,825
#Cemex Finance 144A 9.375% 10/12/22	200,000	226,000
#Cemex SAB de CV 144A 9.50% 6/15/18	200,000	224,500
Headwaters 7.625% 4/1/19	310,000	330,925

		Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Construction Materials (continued)
#Votorantim Cimentos 144A 7.25% 4/5/41		535,000	$604,550

			1,686,425

Consumer Finance–0.37%
Ford Motor Credit 3.984% 6/15/16		205,000	217,850
5.00% 5/15/18		380,000	420,256
12.00% 5/15/15		370,000	456,950
#Hyundai Capital America 144A 2.125% 10/2/17		215,000	216,783

			1,311,839

Containers & Packaging–0.19%
Berry Plastics 9.75% 1/15/21		225,000	260,438
#Consolidated Container 144A 10.125% 7/15/20		95,000	102,125
#Plastipak Holdings 144A 10.625% 8/15/19		280,000	321,300

			683,863

Diversified Consumer Services–0.17%
Yale University 2.90% 10/15/14		560,000	584,593

			584,593

Diversified Financial Services–2.06%
AgriBank FCB 9.125% 7/15/19		405,000	549,968
Bank of America 3.75% 7/12/16		185,000	197,915
3.875% 3/22/17		225,000	244,256
6.125% 9/15/21	GBP	150,000	287,838
CDP Financial
#144A 4.40% 11/25/19		250,000	288,093
#144A 5.60% 11/25/39		535,000	669,161
#ERAC USA Finance 144A 5.25% 10/1/20		675,000	773,155
General Electric Capital 2.10% 12/11/19		235,000	236,043
#144A 3.80% 6/18/19		250,000	266,777
5.625% 5/1/18		70,000	83,225
6.00% 8/7/19		689,000	839,384
•6.25% 12/15/49		200,000	218,740
•7.125% 12/15/49		200,000	226,952
#•HBOS Capital Funding No. 2 144A 6.071% 6/29/49		245,000	215,600
#Hutchison Whampoa International 12 II 144A 2.00% 11/8/17		210,000	210,368
•ING Groep 5.775% 12/29/49		195,000	185,250
JPMorgan Chase 2.92% 9/19/17	CAD	345,000	350,002
6.00% 10/1/17		535,000	634,022

LVIP Delaware Foundation® Conservative Allocation Fund–19

LVIP Delaware Foundation® Conservative Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Diversified Financial Services (continued)
PHH 7.375% 9/1/19	105,000	$117,075
9.25% 3/1/16	250,000	293,125
#Temasek Financial I 144A 2.375% 1/23/23	255,000	252,426
#•USB Realty 144A 1.487% 12/22/49	100,000	86,014

		7,225,389

Diversified Telecommunication Services–1.62%
AT&T 2.625% 12/1/22	280,000	281,070
CenturyLink 5.80% 3/15/22	420,000	444,787
#Clearwire Communications 144A 12.00% 12/1/15	181,000	194,800
#Deutsche Telekom International Finance 144A 3.125% 4/11/16	355,000	375,791
Intelsat Jackson Holdings 7.25% 10/15/20	280,000	305,550
Level 3 Communications 11.875% 2/1/19	95,000	109,963
Level 3 Financing 10.00% 2/1/18	215,000	240,800
#Oi 144A 5.75% 2/10/22	600,000	627,000
Qwest 6.75% 12/1/21	205,000	240,666
#Telefonica Chile 144A 3.875% 10/12/22	400,000	401,304
Telefonica Emisiones 6.421% 6/20/16	465,000	515,685
#Telesat Canada 144A 6.00% 5/15/17	135,000	142,425
Virgin Media Secured Finance 6.50% 1/15/18	860,000	929,875
Vivendi #144A 3.45% 1/12/18	220,000	227,448
#144A 6.625% 4/4/18	495,000	582,601
West 7.875% 1/15/19	85,000	88,400

		5,708,165

Electric Utilities–1.79%
#American Transmission Systems 144A 5.25% 1/15/22	540,000	622,991
ComEd Financing III 6.35% 3/15/33	220,000	229,900
#Eskom Holdings 144A 5.75% 1/26/21	559,000	636,561
fGreat Plains Energy 5.292% 6/15/22	380,000	427,834
Ipalco Enterprises 5.00% 5/1/18	175,000	184,188
Jersey Central Power & Light 5.625% 5/1/16	90,000	102,191

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Electric Utilities (continued)
#Korea Hydro & Nuclear Power 144A 3.00% 9/19/22	1,110,000	$1,094,702
LG&E & KU Energy 3.75% 11/15/20	310,000	327,938
4.375% 10/1/21	395,000	434,222
#Narragansett Electric 144A 4.17% 12/10/42	135,000	134,333
•NextEra Energy Capital Holdings 6.35% 10/1/66	435,000	464,750
#Niagara Mohawk Power 144A 2.721% 11/28/22	280,000	279,031
Nisource Finance 5.25% 2/15/43	45,000	47,816
5.80% 2/1/42	275,000	314,272
Pennsylvania Electric 5.20% 4/1/20	220,000	254,067
PPL Capital Funding 4.20% 6/15/22	85,000	91,588
•6.70% 3/30/67	150,000	158,771
Public Service Company of Oklahoma 5.15% 12/1/19	415,000	485,227

		6,290,382

Electronic Equipment, Instruments & Components–0.03%
Jabil Circuit 7.75% 7/15/16	85,000	100,300

		100,300

Energy Equipment & Services–0.55%
#Hercules Offshore 144A 10.50% 10/15/17	240,000	259,800
Transocean 3.80% 10/15/22	400,000	410,809
5.05% 12/15/16	510,000	568,359
Weatherford International Bermuda 4.50% 4/15/22	260,000	276,441
9.625% 3/1/19	320,000	417,994

		1,933,403

Food & Staples Retailing–0.38%
CVS Caremark 2.75% 12/1/22	210,000	211,227
Ingles Markets 8.875% 5/15/17	139,000	148,904
Safeway 4.75% 12/1/21	355,000	366,418
Tops Holding 10.125% 10/15/15	90,000	95,006
Walgreen 3.10% 9/15/22	335,000	338,609
Woolworths #144A 3.15% 4/12/16	75,000	78,716
#144A 4.55% 4/12/21	100,000	112,011

		1,350,891

Food Products–0.13%
#BRF-Brasil Foods 144A 5.875% 6/6/22	200,000	221,000

LVIP Delaware Foundation® Conservative Allocation Fund–20

LVIP Delaware Foundation® Conservative Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Food Products (continued)
Del Monte 7.625% 2/15/19	210,000	$219,975

		440,975

Gas Utilities–0.05%
AmeriGas Finance 6.75% 5/20/20	155,000	170,888

		170,888

Health Care Equipment & Supplies–0.78%
#Alere 144A 7.25% 7/1/18	35,000	35,263
Biomet
#144A 6.50% 8/1/20	110,000	117,288
#144A 6.50% 10/1/20	30,000	29,963
Boston Scientific 6.00% 1/15/20	165,000	192,746
CareFusion 6.375% 8/1/19	1,095,000	1,307,526
#Kinetic Concepts 144A 12.50% 11/1/19	195,000	187,444
Zimmer Holdings 3.375% 11/30/21	330,000	342,672
4.625% 11/30/19	450,000	511,227

		2,724,129

Health Care Providers & Services–0.48%
Air Medical Group Holdings 9.25% 11/1/18	185,000	205,350
Community Health Systems 8.00% 11/15/19	80,000	87,000
#Fresenius Medical Care US Finance II 144A 5.875% 1/31/22	175,000	190,750
Highmark #144A 4.75% 5/15/21	150,000	151,322
#144A 6.125% 5/15/41	65,000	62,677
Humana 3.15% 12/1/22	160,000	159,445
#MultiPlan 144A 9.875% 9/1/18	245,000	274,400
Radnet Management 10.375% 4/1/18	95,000	97,138
WellPoint 3.30% 1/15/23	450,000	462,687

		1,690,769

Hotels, Restaurants & Leisure–0.37%
Ameristar Casinos 7.50% 4/15/21	155,000	168,756
CKE Restaurants 11.375% 7/15/18	165,000	190,575
Darden Restaurants 3.35% 11/1/22	390,000	378,156
Pinnacle Entertainment 8.75% 5/15/20	85,000	92,225
Wyndham Worldwide 5.625% 3/1/21	210,000	234,774
5.75% 2/1/18	150,000	167,859

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Hotels, Restaurants & Leisure (continued)
Wynn Las Vegas 7.75% 8/15/20	50,000	$57,250

		1,289,595

Household Durables–0.32%
Jarden 6.125% 11/15/22	160,000	173,600
M/I Homes 8.625% 11/15/18	195,000	215,475
Mohawk Industries 6.375% 1/15/16	3,000	3,390
Newell Rubbermaid 2.05% 12/1/17	130,000	131,882
Norcraft 10.50% 12/15/15	125,000	126,563
Ryland Group 8.40% 5/15/17	135,000	161,663
Scotts Miracle-Gro 6.625% 12/15/20	90,000	99,225
Standard Pacific 10.75% 9/15/16	180,000	224,550

		1,136,348

Household Products–0.13%
Energizer Holdings 4.70% 5/24/22	440,000	472,060

		472,060

Independent Power Producers & Energy Traders–0.19%
AES 8.00% 6/1/20	140,000	161,700
#Calpine 144A 7.875% 7/31/20	154,000	173,635
GenOn Energy 9.875% 10/15/20	145,000	168,200
NRG Energy 7.875% 5/15/21	155,000	172,825

		676,360

Industrial Conglomerates–0.57%
General Electric 5.00% 2/1/13	2,000,000	2,007,660

		2,007,660

Insurance–1.39%
Alleghany 4.95% 6/27/22	85,000	93,283
American International Group 5.85% 1/16/18	35,000	41,469
•Chubb 6.375% 3/29/67	415,000	454,425
#ING US 144A 5.50% 7/15/22	195,000	212,011
Liberty Mutual Group
#144A 4.95% 5/1/22	240,000	262,066
#144A 6.50% 5/1/42	220,000	248,371
#•144A 7.00% 3/15/37	140,000	139,825
MetLife 6.817% 8/15/18	775,000	977,502
#MetLife Capital Trust X 144A 9.25% 4/8/38	400,000	554,000
#Metropolitan Life Global Funding I 144A 3.875% 4/11/22	100,000	108,970
Montpelier Re Holdings 4.70% 10/15/22	210,000	215,268

LVIP Delaware Foundation® Conservative Allocation Fund–21

LVIP Delaware Foundation® Conservative Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Insurance (continued)
Prudential Financial 3.875% 1/14/15	160,000	$169,369
•5.625% 6/15/43	165,000	171,815
6.00% 12/1/17	300,000	360,356
#¿=‡Twin Reefs Pass-Through Trust 144A 0.00% 12/29/49	200,000	0
•XL Group 6.50% 12/31/49	255,000	239,700
#•ZFS Finance USA Trust II 144A 6.45% 12/15/65	605,000	650,375

		4,898,805

Internet Software & Services–0.52%
Amazon.com 2.50% 11/29/22	430,000	424,741
Baidu 3.50% 11/28/22	200,000	201,561
eBay 4.00% 7/15/42	585,000	572,183
GXS Worldwide 9.75% 6/15/15	205,000	214,481
#Tencent Holdings 144A 3.375% 3/5/18	400,000	413,630

		1,826,596

IT Services–0.19%
First Data 9.875% 9/24/15	170,000	174,250
11.25% 3/31/16	245,000	241,325
Western Union 2.875% 12/10/17	55,000	54,559
3.65% 8/22/18	190,000	194,461

		664,595

Life Sciences Tools & Services–0.00%
Bio-Rad Laboratories 8.00% 9/15/16	2,000	2,184

		2,184

Machinery–0.10%
ArvinMeritor 8.125% 9/15/15	330,000	348,975

		348,975

Media–1.24%
#CC Holdings GS V 144A 3.849% 4/15/23	180,000	183,503
CCO Holdings 5.25% 9/30/22	110,000	111,925
Clear Channel Communications 9.00% 3/1/21	130,000	116,675
Clear Channel Worldwide Holdings 7.625% 3/15/20	185,000	187,313
Comcast 4.65% 7/15/42	335,000	354,558
#COX Communications 144A 3.25% 12/15/22	130,000	134,348
DISH DBS 5.875% 7/15/22	155,000	167,400
7.875% 9/1/19	155,000	184,450

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Media (continued)
Historic TW 6.875% 6/15/18	620,000	$782,233
Interpublic Group 2.25% 11/15/17	130,000	128,276
3.75% 2/15/23	200,000	200,953
#Nara Cable Funding 144A 8.875% 12/1/18	320,000	327,200
#Sinclair Television Group 144A 9.25% 11/1/17	140,000	154,700
#Sirius XM Radio 144A 8.75% 4/1/15	265,000	301,438
Time Warner Cable 8.25% 4/1/19	382,000	508,994
#Univision Communications 144A 6.875% 5/15/19	200,000	209,000
#Viacom 144A 4.375% 3/15/43	300,000	296,337

		4,349,303

Metals & Mining–1.39%
AK Steel 7.625% 5/15/20	105,000	91,875
Alcoa 5.40% 4/15/21	90,000	93,829
6.75% 7/15/18	325,000	371,720
#Anglo American Capital 144A 2.625% 9/27/17	785,000	802,002
ArcelorMittal 10.35% 6/1/19	410,000	492,337
Barrick Gold 3.85% 4/1/22	300,000	318,177
Barrick North America Finance 4.40% 5/30/21	135,000	148,308
Century Aluminum 8.00% 5/15/14	230,000	233,450
#FMG Resources August 2006 144A 6.875% 4/1/22	200,000	205,250
Novelis 8.75% 12/15/20	215,000	240,800
Rio Tinto Finance USA 2.875% 8/21/22	390,000	393,401
Ryerson #144A 9.00% 10/15/17	120,000	122,850
#144A 11.25% 10/15/18	50,000	46,188
#Samarco Mineracao 144A 4.125% 11/1/22	266,000	271,320
Southern Copper 5.25% 11/8/42	310,000	311,807
Teck Resources 3.00% 3/1/19	140,000	144,530
3.75% 2/1/23	155,000	159,313
Vale Overseas 4.375% 1/11/22	398,000	426,858

		4,874,015

Multiline Retail–0.06%
Dollar General 4.125% 7/15/17	55,000	58,025
Macy’s Retail Holdings 5.90% 12/1/16	116,000	136,423

		194,448

LVIP Delaware Foundation® Conservative Allocation Fund–22

LVIP Delaware Foundation® Conservative Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Multi-Utilities–1.42%
#Abu Dhabi National Energy 144A 3.625% 1/12/23	200,000	$207,000
Ameren Illinois 9.75% 11/15/18	1,087,000	1,511,537
CenterPoint Energy 5.95% 2/1/17	345,000	401,177
CMS Energy 4.25% 9/30/15	220,000	234,533
6.25% 2/1/20	215,000	252,177
•Integrys Energy Group 6.11% 12/1/66	325,000	341,140
Puget Energy 6.00% 9/1/21	130,000	143,605
•Puget Sound Energy 6.974% 6/1/67	540,000	575,775
SCANA 4.125% 2/1/22	265,000	278,390
Sempra Energy 2.875% 10/1/22	380,000	381,727
•Wisconsin Energy 6.25% 5/15/67	615,000	662,528

		4,989,589

Oil, Gas & Consumable Fuels–4.24%
#CNOOC Finance 2012 144A 3.875% 5/2/22	315,000	335,401
Continental Resources 5.00% 9/15/22	140,000	151,550
Ecopetrol 7.625% 7/23/19	467,000	605,933
El Paso Pipeline Partners Operating 6.50% 4/1/20	340,000	416,272
•Enbridge Energy Partners 8.05% 10/1/37	510,000	579,846
Energy Transfer Partners 9.70% 3/15/19	253,000	341,217
#ENI 144A 4.15% 10/1/20	480,000	492,359
•Enterprise Products Operating 7.034% 1/15/68	505,000	578,847
EOG Resources 2.625% 3/15/23	160,000	161,485
Forest Oil 7.25% 6/15/19	184,000	185,840
#Gazprom Neft 144A 4.375% 9/19/22	400,000	411,000
Holly 9.875% 6/15/17	168,000	182,700
#IPIC GMTN 144A 5.50% 3/1/22	228,000	269,895
Kinder Morgan Energy Partners 9.00% 2/1/19	440,000	593,787
Lukoil International Finance 6.125% 11/9/20	505,000	586,431
Murphy Oil 2.50% 12/1/17	105,000	105,769
3.70% 12/1/22	215,000	214,623
#Murray Energy 144A 10.25% 10/15/15	175,000	170,625
Newfield Exploration 5.625% 7/1/24	75,000	81,188

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
Occidental Petroleum 2.70% 2/15/23	70,000	$71,581
Pemex Project Funding Master Trust 6.625% 6/15/35	115,000	146,625
#Pertamina Persero 144A 4.875% 5/3/22	400,000	438,000
Petrobras International Finance 3.875% 1/27/16	240,000	254,401
5.375% 1/27/21	325,000	367,517
Petrohawk Energy 7.25% 8/15/18	415,000	469,060
Petroleos de Venezuela 9.00% 11/17/21	1,081,000	1,036,679
Petroleos Mexicanos 5.50% 6/27/44	310,000	341,775
Plains All American Pipeline 8.75% 5/1/19	435,000	592,541
Pride International 6.875% 8/15/20	875,000	1,108,328
#PTT 144A 3.375% 10/25/22	200,000	199,320
Quicksilver Resources 9.125% 8/15/19	85,000	76,075
Range Resources 5.00% 8/15/22	200,000	210,000
#Ras Laffan Liquefied Natural Gas III 144A 5.832% 9/30/16	203,616	224,792
#Rosneft Oil via Rosneft International Finance 144A 4.199% 3/6/22	200,000	204,000
#Sinopec Group Overseas Development 2012 144A 2.75% 5/17/17	270,000	280,648
Statoil 2.45% 1/17/23	170,000	169,978
Talisman Energy 5.50% 5/15/42	515,000	569,769
•TransCanada PipeLines 6.35% 5/15/67	695,000	745,669
Williams Partners 7.25% 2/1/17	340,000	413,416
#Woodside Finance 144A 8.75% 3/1/19	380,000	500,272

		14,885,214

Paper & Forest Products–0.34%
Domtar 4.40% 4/1/22	100,000	101,326
Georgia-Pacific 8.00% 1/15/24	730,000	1,022,696
International Paper 9.375% 5/15/19	60,000	81,927

		1,205,949

Pharmaceuticals–0.17%
NBTY 9.00% 10/1/18	325,000	368,875
Teva Pharmaceutical Finance 2.95% 12/18/22	210,000	212,884

		581,759

LVIP Delaware Foundation® Conservative Allocation Fund–23

LVIP Delaware Foundation® Conservative Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Professional Services–0.05%
FTI Consulting 6.75% 10/1/20	180,000	$193,050

		193,050

Real Estate Investment Trusts–1.29%
American Tower 5.90% 11/1/21	575,000	687,631
Brandywine Operating Partnership 4.95% 4/15/18	340,000	372,313
Developers Diversified Realty 4.75% 4/15/18	100,000	110,958
7.50% 4/1/17	110,000	132,066
7.875% 9/1/20	505,000	648,350
9.625% 3/15/16	100,000	122,847
Digital Realty Trust 5.25% 3/15/21	645,000	715,072
Host Hotels & Resorts 4.75% 3/1/23	235,000	250,275
5.25% 3/15/22	125,000	137,500
5.875% 6/15/19	115,000	125,925
Mack-Cali Realty 2.50% 12/15/17	45,000	45,534
4.50% 4/18/22	230,000	245,755
National Retail Properties 3.80% 10/15/22	50,000	50,874
=3.95% 9/15/26	43,000	56,433
Regency Centers 4.80% 4/15/21	175,000	193,868
5.875% 6/15/17	171,000	197,963
WEA Finance #144A 3.375% 10/3/22	165,000	169,924
#144A 4.625% 5/10/21	240,000	269,202

		4,532,490

Real Estate Management & Development–0.08%
#Qatari Diar Finance 144A 5.00% 7/21/20	236,000	276,710

		276,710

Road & Rail–0.06%
#Korea Expressway 144A 1.875% 10/22/17	215,000	213,667

		213,667

Semiconductors & Semiconductor Equipment–0.40%
Intel 2.70% 12/15/22	235,000	235,181
National Semiconductor 6.60% 6/15/17	605,000	747,899
#Samsung Electronics America 144A 1.75% 4/10/17	415,000	420,308

		1,403,388

Software–0.32%
Autodesk 1.95% 12/15/17	150,000	149,430
Microsoft 2.125% 11/15/22	220,000	218,328

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Software (continued)
Oracle 2.50% 10/15/22	400,000	$404,476
5.75% 4/15/18	20,000	24,369
Symantec 4.20% 9/15/20	300,000	315,690

		1,112,293

Textiles, Apparel & Luxury Goods–0.06%
Hanesbrands 6.375% 12/15/20	190,000	209,950

		209,950

Trading Companies & Distributors–0.15%
#H&E Equipment Services 144A 7.00% 9/1/22	165,000	176,550
#HD Supply 144A 11.00% 4/15/20	95,000	112,575
UR Merger Sub 10.25% 11/15/19	200,000	233,000

		522,125

Wireless Telecommunication Services–0.76%
America Movil 3.125% 7/16/22	440,000	448,337
#Crown Castle Towers 144A 4.883% 8/15/20	1,345,000	1,520,097
Sprint Capital 8.75% 3/15/32	120,000	147,300
Sprint Nextel 9.125% 3/1/17	90,000	106,425
#VimpelCom 144A 7.748% 2/2/21	400,000	463,000

		2,685,159

Total Corporate Bonds (Cost $102,290,684)		110,961,191

MUNICIPAL BOND–0.18%
Oregon State Taxable Pension 5.892% 6/1/27	485,000	618,996

Total Municipal Bond (Cost $485,000)		618,996

NON-AGENCY ASSET-BACKED SECURITIES–0.93%
•Ally Master Owner Trust Series 2011-1 A1 1.079% 1/15/16	350,000	352,284
#Avis Budget Rental Car Funding AESOP Series 2011-2A A 144A 2.37% 11/20/14	205,000	210,166
Capital One Multi-Asset Execution Trust Series 2007-A7 A7 5.75% 7/15/20	190,000	231,047
CenterPoint Energy Transition Bond Series 2012-1 A2 2.161% 10/15/21	140,000	146,035
Citibank Credit Card Issuance Trust Series 2007-A3 A3 6.15% 6/15/39	195,000	258,820

LVIP Delaware Foundation® Conservative Allocation Fund–24

LVIP Delaware Foundation® Conservative Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

NON-AGENCY ASSET-BACKED SECURITIES (continued)
Citicorp Residential Mortgage Securities Series 2006-3 A5 5.948% 11/25/36	400,000	$372,783
#Enterprise Fleet Financing Series 2012-1 A2 144A 1.14% 11/20/17	200,000	201,056
General Electric Capital Credit Card Master Note Trust Series 2012-6 A 1.36% 8/17/20	195,000	196,962
Golden Credit Card Trust #Series 2012-2A A1 144A 1.77% 1/15/19	210,000	216,267
#Series 2012-5A A 144A 0.79% 9/15/17	135,000	135,346
#Master Credit Card Trust Series 2012-2A A 144A 0.78% 4/21/17	225,000	225,479
#•MASTR Specialized Loan Trust Series 2005-2 A2 144A 5.006% 7/25/35	45,060	45,682
Mid-State Trust Series 11 A1 4.864% 7/15/38	101,470	104,659
#Sonic Capital Series 2011-1A A2 144A 5.438% 5/20/41	138,113	154,794
#•Trafigura Securitisation Finance Series 2012-1A A 144A 2.609% 10/15/15	180,000	182,503
#Trinity Rail Leasing Series 2012-1A A1 144A 2.266% 1/15/43	115,000	114,431
World Financial Network Credit Card Master Trust Series 2012-B A 1.76% 5/17/21	115,000	116,270

Total Non-Agency Asset-Backed Securities (Cost $3,101,113)		3,264,584

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–0.20%
Bank of America Alternative Loan Trust Series 2005-3 2A1 5.50% 4/25/20	25,131	26,354
Series 2005-6 7A1 5.50% 7/25/20	21,116	21,974
•Chaseflex Trust Series 2006-1 A4 6.23% 6/25/36	255,000	223,762
#•GSMPS Mortgage Loan Trust Series 1998-3 A 144A 7.75% 9/19/27	42,259	44,717
•JPMorgan Mortgage Trust Series 2005-A2 5A1 4.295% 4/25/35	1,235	1,251
MASTR ARM Trust •Series 2003-6 1A2 2.825% 12/25/33	34,715	34,581

		Principal Amount°	Value (U.S. $)

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
MASTR ARM Trust (continued)
•Series 2005-6 7A1 5.316% 6/25/35		78,022	$76,600
•Series 2006-2 4A1 3.27% 2/25/36		6,842	6,391
¿Washington Mutual Mortgage Pass Through Certificates Series 2003-S10 A2 5.00% 10/25/18		119,185	123,034
Wells Fargo Mortgage Backed Securities Trust Series 2006-2 3A1 5.75% 3/25/36		158,403	158,965

Total Non-Agency Collarterized Mortgage Obligations (Cost $612,479)			717,629

rREGIONAL BONDS–1.66%
Australia–1.18%
New South Wales Treasury 6.00% 4/1/19	AUD	516,000	610,757
6.00% 3/1/22	AUD	430,000	516,533
Queensland Treasury 6.25% 6/14/19	AUD	1,793,000	2,149,549
Victoria Treasury 6.00% 10/17/22	AUD	726,000	879,179

			4,156,018

Canada–0.48%
British Columbia Province 2.00% 10/23/22		415,000	409,859
Province of Manitoba 2.10% 9/6/22		475,000	473,313
Province of Ontario 3.15% 6/2/22	CAD	411,000	428,408
Province of Quebec 4.25% 12/1/21	CAD	330,000	371,736

			1,683,316

Total Regional Bonds (Cost $5,626,543)			5,839,334

«SENIOR SECURED LOANS–3.57%
Allied Security Holdings Tranche 2L 9.75% 2/2/18		120,000	120,600
Bausch & Lomb Tranche B 5.25% 5/17/19		228,850	231,159
BJ’s Wholesale Club 1st Lien 6.50% 9/26/19		185,000	187,698
BNY ConvergEx Group 8.75% 12/17/17		165,539	156,953
BNY ConvergEx Group (EZE Castle Software) 8.75% 12/17/17		69,461	65,858
Brock Holdings III 6.00% 3/16/17		15,115	15,190

LVIP Delaware Foundation® Conservative Allocation Fund–25

LVIP Delaware Foundation® Conservative Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

«SENIOR SECURED LOANS (continued)
Brock Holdings III (continued)
10.00% 3/16/18	110,000	$110,825
Burlington Coat Factory Warehouse 5.50% 2/23/17	569,206	574,898
Caesars Entertainment Operating Tranche B6 5.46% 1/28/18	731,000	654,327
Chrysler Group 6.00% 5/24/17	742,339	759,145
Clear Channel Communications Tranche A 3.612% 7/30/14	451,500	439,956
Compass Investors Tranche B 5.25% 12/14/19	210,000	209,826
DaVita Tranche B 4.50% 10/20/16	89,316	90,074
Delos Aircraft 4.75% 4/12/16	765,000	772,650
Delta Air Lines Tranche B 5.50% 4/20/17	217,145	219,656
Emdeon Tranche B 5.00% 11/2/18	212,568	214,937
First Data 5.211% 3/24/17	953,637	939,032
Getty Images Tranche B 4.75% 10/18/19	220,000	220,578
Gray Television 4.75% 10/12/19	210,000	211,793
IASIS Healthcare Tranche B 5.00% 5/3/18	119,091	119,612
Immucor Tranche B 5.75% 8/19/18	297,008	301,333
Infor US Tranche B2 5.25% 4/5/18	621,879	628,707
Intelsat Jackson Holdings Tranche B1 4.50% 4/2/18	219,444	221,685
Level 3 Financing 4.75% 8/1/19	300,000	302,157
Multiplan Tranche B 4.75% 8/28/17	112,055	113,036
Nuveen Investments 5.812% 5/13/17	232,133	233,548
8.25% 2/28/19	655,000	669,331
OSI Restaurant Partners Tranche B 1st Lien 4.80% 10/23/19	540,000	546,221
PQ Tranche B 5.25% 5/8/17	145,000	146,017
Protection One 5.75% 3/21/19	208,400	211,396
Remy International Tranche B 6.25% 12/16/16	224,800	226,860
Samson Investment Company 2nd Lien 6.00% 9/25/18	380,000	384,592
Sensus USA 2nd Lien 8.50% 5/9/18	300,000	301,500

		Principal Amount°	Value (U.S. $)

«SENIOR SECURED LOANS (continued)
Smart & Final 1st Lien 5.75% 11/15/19		108,000	$108,168
Toys R Us Tranche B 6.00% 9/1/16		256,424	248,838
Truven Health Tranche B 5.75% 5/23/19		55,000	55,138
Univision Communications 4.462% 3/31/17		425,588	419,404
Visant 5.25% 12/22/16		95,880	87,371
Warner Chilcott Tranche B1 4.25% 3/15/18		82,369	83,236
Warner Chilcott Tranche B2 4.25% 3/15/18		41,184	41,618
Warner Chilcott Tranche B3 4.25% 3/15/18		31,281	31,611
WC Luxco 4.25% 3/15/18		56,629	57,225
WideOpenWest Finance 6.25% 7/17/18		625,000	633,063
Zayo Group Tranche B 1st Lien 5.25% 7/2/19		174,561	176,962

Total Senior Secured Loans (Cost $12,330,278)			12,543,784

rSOVEREIGN BONDS–4.96%
Brazil–0.15%
Brazil Notas do Tesouro Nacional Serie F 10.00% 1/1/17	BRL	1,036,000	532,891

			532,891

Colombia–0.38%
Colombia Government International 4.375% 3/21/23	COP	1,371,000,000	776,745
6.125% 1/18/41		393,000	541,554

			1,318,299

Finland–0.12%
Finland Government 4.00% 7/4/25	EUR	265,000	436,683

			436,683

Indonesia–0.65%
Indonesia Treasury 7.00% 5/15/22	IDR	9,247,000,000	1,090,423
7.00% 5/15/27	IDR	3,885,000,000	446,812
11.00% 11/15/20	IDR	2,150,000,000	307,824
Republic of Indonesia #144A 5.25% 1/17/42		367,000	428,014

			2,273,073

LVIP Delaware Foundation® Conservative Allocation Fund–26

LVIP Delaware Foundation® Conservative Allocation Fund

Statement of Net Assets (continued)

		Principal Amount°	Value (U.S. $)

rSOVEREIGN BONDS (continued)
Malaysia–0.06%
Malaysia Government 4.262% 9/15/16	MYR	666,000	$226,429

			226,429

Mexico–0.62%
Mexican Bonos 6.00% 6/18/15	MXN	5,880,000	471,255
6.50% 6/10/21	MXN	2,647,600	223,731
6.50% 6/9/22	MXN	2,546,000	215,389
8.00% 12/17/15	MXN	11,289,500	952,660
Mexico Government International 4.75% 3/8/44		270,000	305,775

			2,168,810

Panama–0.19%
Panama Government International 6.70% 1/26/36		74,000	105,450
7.125% 1/29/26		195,000	277,388
8.875% 9/30/27		184,000	300,380

			683,218

Peru–0.26%
Republic of Peru 5.625% 11/18/50		110,000	143,165
7.125% 3/30/19		575,000	755,550

			898,715

Philippines–0.21%
Republic of Philippines 5.00% 1/13/37		260,000	316,875
9.50% 10/21/24		256,000	413,440

			730,315

Poland–0.37%
Poland Government 4.00% 10/25/23	PLN	475,000	157,381
5.75% 10/25/21	PLN	3,074,000	1,155,862

			1,313,243

Republic of Korea–0.11%
Korea Treasury Inflation-Linked 2.75% 6/10/20	KRW	352,834,402	382,660

			382,660

South Africa–0.81%
South Africa Government 7.00% 2/28/31	ZAR	1,361,000	149,446
7.25% 1/15/20	ZAR	7,243,000	904,513
8.00% 12/21/18	ZAR	3,295,000	428,373
South Africa Government Bonds 10.50% 12/21/26	ZAR	8,942,000	1,357,076

			2,839,408

		Principal Amount°	Value (U.S. $)

rSOVEREIGN BONDS (continued)
Sri Lanka–0.06%
Sri Lanka Government International #144A 5.875% 7/25/22		200,000	$214,000

			214,000

Sweden–0.12%
Kommuninvest I Sverige #144A 1.00% 10/24/17		430,000	430,073

			430,073

Turkey–0.47%
Turkey Government 4.50% 2/11/15	TRY	297,839	181,359
9.00% 3/5/14	TRY	857,000	498,997
10.50% 1/15/20	TRY	1,062,000	730,470
Turkey Government International 6.00% 1/14/41		205,000	256,506

			1,667,332

United Kingdom–0.25%
United Kingdom Gilt 4.50% 3/7/19	GBP	134,000	262,089
4.75% 3/7/20	GBP	300,000	602,367

			864,456

Uruguay–0.13%
Republic of Uruguay 8.00% 11/18/22		311,250	453,491

			453,491

Total Sovereign Bonds (Cost $16,417,043)			17,433,096

SUPRANATIONAL BANK–0.06%
Andina de Fomento 4.375% 6/15/22		200,000	217,553

Total Supranational Bank (Cost $215,814)			217,553

U.S. TREASURY OBLIGATIONS–1.67%
U.S. Treasury Bond 2.75% 8/15/42		2,590,000	2,501,373
¥U.S. Treasury Notes 1.625% 11/15/22		3,405,000	3,368,291

Total U.S. Treasury Obligations (Cost $5,962,136)			5,869,664

LVIP Delaware Foundation® Conservative Allocation Fund–27

LVIP Delaware Foundation® Conservative Allocation Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

WARRANT–0.01%
†Kinder Morgan	10,028	$37,906

Total Warrant (Cost $17,950)		37,906

MONEY MARKET MUTUAL FUND–0.05%
Dreyfus Treasury & Agency Cash Management Fund	179,417	179,417

Total Money Market Mutual Fund (Cost $179,417)		179,417

	Principal Amount°	Value (U.S. $)
SHORT-TERM INVESTMENTS–9.76%
≠Certificates of Deposit–1.43%
Chase Bank USA 0.00% 3/6/13	5,000,000	5,001,444

		5,001,444

≠Discounted Commercial Paper–4.35%
Abbey National North America 0.18% 1/2/13	6,855,000	6,854,966

	Principal Amount°	Value (U.S. $)

SHORT-TERM INVESTMENTS (continued)
≠Discounted Commercial Paper (continued)
Commonwealth Bank of Australia 0.22% 2/28/13	4,000,000	$3,998,822
Toronto Dominion Holding USA 0.22% 2/22/13	1,930,000	1,929,473
University of Chicago 0.18% 1/15/13	2,500,000	2,499,775

		15,283,036

	Principal Amount°
≠U.S. Treasury Obligations–3.98%
U.S. Treasury Bills 0.105% 5/23/13	3,500,000	3,498,628
0.105% 5/30/13	3,500,000	3,498,562
0.12% 6/6/13	3,500,000	3,498,495
0.125% 6/13/13	3,500,000	3,498,387

		13,994,072

Total Short-Term Investments (Cost $34,275,988)		34,278,552

TOTAL VALUE OF SECURITIES–105.69% (Cost $328,663,477)	371,356,846
«LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(5.69%)	(19,998,506)

NET ASSETS APPLICABLE TO 24,227,557 SHARES OUTSTANDING–100.00%	$351,358,340

NET ASSET VALUE–LVIP DELAWARE FOUNDATION® CONSERVATIVE ALLOCATION FUND STANDARD CLASS ($304,270,567 / 20,980,868 Shares)	$14.502

NET ASSET VALUE–LVIP DELAWARE FOUNDATION® CONSERVATIVE ALLOCATION FUND SERVICE CLASS ($47,087,773 / 3,246,689 Shares)	$14.503

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2012:
Shares of beneficial interest (unlimited authorization–no par)	$306,240,458
Distributions in excess of net investment income	(676,905)
Accumulated net realized gain on investments.	3,270,472
Net unrealized appreciation of investments and derivatives.	42,524,315

Total net assets	$351,358,340

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2012, the aggregate value of Rule 144A securities was $37,848,180, which represented 10.77% of the Fund’s net assets. See Note 8 in “Notes to Financial Statements.”

r	Securities have been classified by country of origin.

†	Non-income producing for the period.

•	Variable rate security. The rate shown is the rate as of December 31, 2012. Interest rates reset periodically.

«	Of this amount, $25,022,980 represents payable for securities purchased and $557,512 represents payable for fund shares redeemed as of December 31, 2012.

¿	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At December 31, 2012, the aggregate value of the fair valued securities was $372,849, which represented 0.11% of the Fund’s net assets. See Note 1 in “Notes to Financial Statements.”

LVIP Delaware Foundation® Conservative Allocation Fund–28

LVIP Delaware Foundation® Conservative Allocation Fund

Statement of Net Assets (continued)

≠	The rate shown is the effective yield at the time of purchase.

«	Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale. Stated rate in effect at December 31, 2012.

×	Emerging Markets – developing countries with relatively low per capita income, often with above-average economic growth potential but with more risk.

§	Developed Markets – countries that are thought to be most developed and therefore less risky than emerging markets.

°	Principal amount shown is stated in U.S. Dollars unless noted that the security is denominated in another currency.

‡	Non income producing security. Security is currently in default.

¥	Fully or partially pledged as collateral for futures contracts.

f	Step coupon bond. Coupon increases/decreases periodically based on predetermined schedule. Stated rate in effect at December 31, 2012.

The following foreign currency exchange contracts and futures contracts were outstanding at December 31, 2012:1

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)	In Exchange For	Settlement Date	Unrealized Appreciation (Depreciation)
BAML	CAD 1,419,298	USD (1,431,282)	2/1/13	$(3,336)
BAML	COP 716,440,000	USD (398,066)	2/1/13	6,389
BAML	EUR (2,997,565)	USD 3,879,389	2/1/13	(77,344)
BAML	JPY (265,957,249)	USD 3,221,804	2/1/13	155,186
BAML	KRW (194,188,150)	USD 179,537	2/1/13	(2,635)
BAML	NOK (521,567)	USD 91,786	2/1/13	(1,908)
BAML	NZD 243,421	USD (202,823)	2/1/13	(1,604)
BAML	TRY 962,442	USD (534,511)	2/1/13	3,154
BAML	ZAR (1)	USD (205)	2/1/13	(205)
BCLY	AUD 598,198	USD (629,029)	2/1/13	(8,862)
BCLY	RUB 18,678,300	USD (602,098)	2/1/13	5,565
CITI	GBP (131,727)	USD 211,947	2/1/13	(2,083)
CITI	JPY 42,908,859	USD (521,926)	2/1/13	(27,166)
CITI	RUB 15,915,000	USD (513,672)	2/1/13	4,093
CITI	TRY 962,442	USD (534,081)	2/1/13	3,584
CSFB	IDR (2,659,852,480)	USD (272,469)	1/30/13	2,427
GSC	BRL 2,459,878	USD (1,173,885)	2/1/13	21,617
GSC	GBP (709,814)	USD 1,141,637	2/1/13	(11,665)
GSC	NOK (1,162,560)	USD 204,427	2/1/13	(4,416)
HSBC	CAD (407,063)	USD 411,590	2/1/13	2,047
HSBC	EUR (595,379)	USD 770,778	2/1/13	(15,111)
HSBC	GBP 613,769	USD (987,430)	2/1/13	9,817
HSBC	JPY 100,261,967	USD (1,216,048)	2/1/13	(59,978)
HSBC	MXN (6,233,184)	USD 485,230	2/1/13	1,623
HSBC	TRY 526,640	USD (292,415)	2/1/13	1,791
JPMC	BRL 1,207,000	USD (574,625)	2/1/13	11,978
JPMC	EUR (347,467)	USD 454,734	2/1/13	(3,915)
JPMC	GBP (455,046)	USD 731,260	2/1/13	(8,097)
JPMC	JPY 67,225,125	USD (803,000)	2/1/13	(27,860)
JPMC	NOK (2,248,679)	USD 389,759	2/1/13	(14,198)
JPMC	SEK 6,579,450	USD (1,000,000)	2/1/13	11,279
MNB	AUD (4,592)	USD 4,752	1/2/13	(19)
MNB	CAD (25,255)	USD 25,370	1/2/13	(56)
MNB	CHF (23,802)	USD 25,996	1/3/13	(6)
MNB	DKK (33,949)	USD 6,011	1/3/13	5
MNB	EUR (20,938)	USD 27,805	1/2/13	171

LVIP Delaware Foundation® Conservative Allocation Fund–29

LVIP Delaware Foundation® Conservative Allocation Fund

Statement of Net Assets (continued)

Foreign Currency Exchange Contracts (continued)

Counterparty	Contracts to Receive (Deliver)	In Exchange For	Settlement Date	Unrealized Appreciation (Depreciation)
MNB	GBP (20,163)	USD 32,410	1/2/13	$(352)
MNB	HKD (92,490)	USD 11,930	1/2/13	(1)
MNB	JPY (4,632,064)	USD 53,776	1/7/13	377
MNB	KRW (4,351,523)	USD 4,061	1/2/13	(29)
MNB	NOK (41,027)	USD 7,343	1/3/13	(35)
MNB	SEK (68,085)	USD 10,443	1/3/13	(27)
MSC	BRL 1,178,608	USD (562,460)	2/1/13	10,343
MSC	GBP (215,598)	USD 346,749	2/1/13	(3,554)
MSC	JPY 95,069,671	USD (1,155,820)	2/1/13	(59,620)
MSC	NOK (1,619,606)	USD 284,919	2/1/13	(6,028)
TD	JPY (71,214,588)	USD 846,000	2/1/13	24,860
TD	RUB 22,212,000	USD (720,000)	2/1/13	2,626

				$(61,178)

Futures Contracts

Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
(15) Euro-O.A.T	$(2,663,776)	$(2,695,151)	3/12/13	$(31,375)
29 Long Gilt	5,546,233	5,603,933	3/29/13	57,700
(5) U.S. Treasury 10 yr Notes	(664,361)	(663,906)	3/29/13	455
(51) U.S. Treasury Long Bonds	(7,443,505)	(7,522,500)	3/29/13	(78,995)

	$(5,225,409)			$(52,215)

The use of foreign currency exchange contracts and futures contracts involve elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1]	See Note 7 in “Notes to Financial Statements.”

Summary of Abbreviations:

ADR–American Depositary Receipt

ARM–Adjustable Rate Mortgage

AUD–Australian Dollar

BAML–Bank of America Merrill Lynch

BCLY–Barclays Bank

BRL–Brazilian Real

CAD–Canadian Dollar

CHF–Swiss Franc

CITI–Citigroup Global Markets

COP–Colombian Peso

CSFB–Credit Suisse Bank

DKK–Danish Krone

EUR–European Monetary Unit

GBP–British Pound Sterling

GDR–Global Depositary Receipt

GNMA–Government National Mortgage Association

GSC–Goldman Sachs Capital

GSMPS–Goldman Sachs Reperforming Mortgage Securities

HKD–Hong Kong Dollar

HSBC–Hong Kong Shanghai Bank

IDR–Indonesian Rupiah

JPMC–JPMorgan Chase Bank

JPY–Japanese Yen

LVIP Delaware Foundation® Conservative Allocation Fund–30

LVIP Delaware Foundation® Conservative Allocation Fund

Statement of Net Assets (continued)

Summary of Abbreviations: (continued)

KRW–South Korean Won

MASTR–Mortgage Asset Securitization Transactions, Inc.

MNB–Mellon National Bank

MSC–Morgan Stanley Capital

MXN–Mexican Peso

MYR–Malaysian Ringgit

NCUA–National Credit Union Administration

NOK–Norwegian Kroner

O.A.T–Obligations Assimilables du Tresor

NZD–New Zealand Dollar

PLN–Polish Zloty

REIT–Real Estate Investment Trust

REMIC–Real Estate Mortgage Investment Conduit

RUB–Russian Ruble

SEK–Swedish Krona

S.F.–Single Family

TBA–To be announced

TD–TD Securities

TRY–Turkish Lira

USD–United States Dollar

yr–Year

ZAR–South African Rand

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Foundation® Conservative Allocation Fund–31

LVIP Delaware Foundation® Conservative Allocation Fund

Statement of Operations

Year Ended December 31, 2012

LVIP Delaware Foundation® Conservative Allocation Fund

Statements of Changes in Net Assets

INVESTMENT INCOME:
Interest	$9,546,160
Dividends	3,461,080
Foreign tax withheld	(108,698)

12,898,542

EXPENSES:
Management fees	2,704,257
Accounting and administration expenses	155,350
Distribution fees-Service Class	115,672
Reports and statements to shareholders	113,286
Pricing fees	61,150
Custodian fees	59,539
Professional fees	46,081
Trustees’ fees	9,379
Other	41,562

3,306,276
Less expenses waived/reimbursed	(558,461)

Total operating expenses	2,747,815

NET INVESTMENT INCOME	10,150,727

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	12,813,608
Foreign currencies	(42,442)
Foreign currency exchange contracts	(1,413,464)
Futures contracts	(750,620)
Options written	124,984
Swap contracts	(3,407,103)

Net realized gain	7,324,963

Net change in unrealized appreciation (depreciation) of:
Investments	19,239,602
Foreign currencies	(42,071)
Foreign currency exchange contracts	(707,239)
Futures contracts	(120,670)
Options written	(11,022)
Swap contracts	126,718

Net change in unrealized appreciation (depreciation)	18,485,318

NET REALIZED AND UNREALIZED GAIN	25,810,281

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$35,961,008

See accompanying notes, which are an integral part of the financial statements.

	Year Ended
	12/31/12	12/31/11
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$10,150,727	$11,537,477
Net realized gain	7,324,963	10,894,314
Net change in unrealized appreciation (depreciation)	18,485,318	(13,753,425)

Net increase in net assets resulting from operations	35,961,008	8,678,336

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(7,363,226)	(21,331,346)
Service Class	(1,031,082)	(2,906,286)

	(8,394,308)	(24,237,632)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	16,498,533	14,166,292
Service Class	3,992,292	3,042,450
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	7,363,226	21,331,346
Service Class	1,031,082	2,906,286

	28,885,133	41,446,374

Cost of shares repurchased:
Standard Class	(61,695,888)	(46,807,109)
Service Class	(6,307,847)	(8,461,960)

	(68,003,735)	(55,269,069)

Decrease in net assets derived from capital share transactions	(39,118,602)	(13,822,695)

NET DECREASE IN NET ASSETS	(11,551,902)	(29,381,991)
NET ASSETS:
Beginning of year	362,910,242	392,292,233

End of year	$351,358,340	$362,910,242

Distributions in excess of net investment income	$(676,905)	$(1,034,036)

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Foundation® Conservative Allocation Fund–32

LVIP Delaware Foundation® Conservative Allocation Fund

Financial Highlights1

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Delaware Foundation® Conservative Allocation Fund Standard Class Year Ended
	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08
Net asset value, beginning of period	$13.436	$14.066	$12.957	$10.834	$16.910

Income (loss) from investment operations:
Net investment income[2]	0.404	0.433	0.476	0.402	0.347
Net realized and unrealized gain (loss)	1.020	(0.132)	0.867	2.065	(4.569)

Total from investment operations	1.424	0.301	1.343	2.467	(4.222)

Less dividends and distributions from:
Net investment income	(0.358)	(0.931)	(0.234)	(0.344)	(0.351)
Net realized gain	—	—	—	—	(1.503)

Total dividends and distributions	(0.358)	(0.931)	(0.234)	(0.344)	(1.854)

Net asset value, end of period	$14.502	$13.436	$14.066	$12.957	$10.834

Total return[3]	10.63%	2.23%	10.43%	22.85%	(29.96% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$304,270	$318,061	$342,989	$341,991	$290,659
Ratio of expenses to average net assets	0.73%	0.73%	0.73%	0.67%	0.52%
Ratio of expenses to average net assets prior to expenses waived/ reimbursed and expense paid indirectly	0.88%	0.88%	0.92%	0.79%	0.52%
Ratio of net investment income to average net assets	2.85%	3.04%	3.56%	3.48%	2.39%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	2.70%	2.89%	3.37%	3.36%	2.39%
Portfolio turnover	142%	146%	171%	178%	116%

[1]

Effective June 15, 2009, the LVIP Delaware Managed Fund (the Managed Fund) was reorganized into the Fund. The financial highlights for the periods prior to June 15, 2009 reflect the performance of the Managed Fund.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Foundation® Conservative Allocation Fund–33

LVIP Delaware Foundation® Conservative Allocation Fund

Financial Highlights1 (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Delaware Foundation® Conservative Allocation Fund Service Class Year Ended
	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08
Net asset value, beginning of period	$13.438	$14.067	$12.972	$10.841	$16.899

Income (loss) from investment operations:
Net investment income[2]	0.369	0.397	0.442	0.368	0.297
Net realized and unrealized gain (loss)	1.018	(0.131)	0.866	2.062	(4.557)

Total from investment operations	1.387	0.266	1.308	2.430	(4.260)

Less dividends and distributions from:
Net investment income	(0.322)	(0.895)	(0.213)	(0.299)	(0.295)
Net realized gain	—	—	—	—	(1.503)

Total dividends and distributions	(0.322)	(0.895)	(0.213)	(0.299)	(1.798)

Net asset value, end of period	$14.503	$13.438	$14.067	$12.972	$10.841

Total return[3]	10.36%	1.98%	10.15%	22.49%	(27.21% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$47,088	$44,849	$49,303	$50,602	$46,811
Ratio of expenses to average net assets	0.98%	0.98%	0.98%	0.96%	0.87%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.13%	1.13%	1.17%	1.08%	0.87%
Ratio of net investment income to average net assets	2.60%	2.79%	3.31%	3.19%	2.04%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	2.45%	2.64%	3.12%	3.07%	2.04%
Portfolio turnover	142%	146%	171%	178%	116%

[1]

Effective June 15, 2009, the LVIP Delaware Managed Fund (the Managed Fund) was reorganized into the Fund. The financial highlights for the periods prior to June 15, 2009 reflect the performance of the Managed Fund.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Foundation® Conservative Allocation Fund–34

LVIP Delaware Foundation® Conservative Allocation Fund

Notes to Financial Statements

December 31, 2012

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 66 series (Series). These financial statements and the related notes pertain to the LVIP Delaware Foundation® Conservative Allocation Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek a combination of current income and preservation of capital with capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities and Exchange-Traded Funds (ETFs), except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security or ETF does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sales price on the valuation date. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Other debt securities and credit default swap (CDS) contracts are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Short-term debt securities having less than 60 days to maturity are valued using the evaluated mean. Open-end investment companies are valued at published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken for all open federal income tax years (December 31, 2009–December 31, 2012), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

To Be Announced Trades–The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g., when issued, delayed delivery, forward commitment, or TBA transactions) consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange

LVIP Delaware Foundation® Conservative Allocations Fund–35

LVIP Delaware Foundation® Conservative Allocation Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of realized gains and losses on investments in debt securities, which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. For foreign equity securities, these changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Discounts and premiums on non-convertible debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of asset—and mortgage-backed securities are classified as interest income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2012.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (LIAC) is a registered investment advisor and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolios, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.75% of the average daily net assets of the Fund. LIAC has contractually agreed to waive 0.10% of average daily net asset of the Fund’s advisory fee. The agreement will continue at least through April 30, 2013, and cannot be terminated before that date without the mutual agreement of the Trust’s Board and LIAC.

LIAC has contractually agreed to waive its fees and/or reimburse the Fund to the extent that the Fund’s annual operating expenses exceed 0.73% of the Fund’s average daily net assets for the Standard Class (and 0.98% for the Service Class). The agreement will continue at least through April 30, 2013, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

Delaware Management Company (DMC) (Sub-Advisor), a series of Delaware Management Business Trust is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays DMC a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund paid Lincoln Life a fee at an annual rate of 0.008% of the average daily net assets of the Fund and reimbursed Lincoln Life for the cost of internal legal services. For the year ended December 31, 2012, fees for these administrative and legal services amounted to $28,845 and $3,391, respectively. Beginning January 1, 2013, the Trust will reimburse Lincoln Life for the cost of administrative and internal legal services.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Board. No distribution expenses are paid by Standard Class shares.

LVIP Delaware Foundation® Conservative Allocations Fund–36

LVIP Delaware Foundation® Conservative Allocation Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

At December 31, 2012, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$192,259
Distribution fees payable to LFD	9,957

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The Fund pays the compensation of unaffiliated trustees.

3. Investments

For the year ended December 31, 2012, the Fund made purchases of $396,273,133 and sales of $434,121,553 of investment securities other than long-term U.S. government securities and short-term investments. For the year ended December 31, 2012, the Fund made purchases of $90,197,492 and sales of $100,634,313 of long-term U.S. government securities.

At December 31, 2012, the cost of investments for federal income tax purposes was $331,426,018. At December 31, 2012, net unrealized appreciation was $39,930,828, of which $46,840,428 related to unrealized appreciation of investments and $6,909,600 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

LVIP Delaware Foundation® Conservative Allocations Fund–37

LVIP Delaware Foundation® Conservative Allocation Fund

Notes to Financial Statements (continued)

3. Investments (continued)

The following table summarizes the valuation of each Fund’s investments by fair value hierarchy levels as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Agency, Asset- & Mortgage-Backed Securities	$—	$43,063,142	$182,503	$43,245,645
Common Stock	88,881,271	26,762,703	37,605	115,681,579
Corporate Debt	156,436	127,115,371	56,433	127,328,240
Foreign Debt	—	23,489,983	—	23,489,983
Investment Companies	18,845,367	—	—	18,845,367
Municipal Bond	—	618,996	—	618,996
U.S. Treasury Obligations	—	5,869,664	—	5,869,664
Short-Term Investments	—	34,278,552	—	34,278,552
Other	1,180,820	818,000	—	1,998,820

Total	$109,063,894	$262,016,411	$276,541	$371,356,846

Foreign Currency Exchange Contracts	$—	$(61,178)	$—	$(61,178)

Futures Contracts	$(52,215)	$—	$—	$(52,215)

As a result of international fair value pricing at December 31, 2012, a portion of the Fund’s common stock investments were categorized as Level 2. During the year ended December 31, 2012, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the year. In accordance with the fair value procedures described in Note 1, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2012 and 2011 was as follows:

	Year Ended 12/31/12	Year Ended 12/31/11
Ordinary income	$8,394,308	$24,237,632

5. Components of Net Assets on a Tax Basis

As of December 31, 2012, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$306,240,458
Undistributed ordinary income	1,145,881
Undistributed long-term capital gains	5,846,761
Qualified late year ordinary losses	(1,083,722)
Unrealized appreciation of investments and derivatives	39,850,185
Accumulated capital & other losses	(641,223)

Net assets	$351,358,340

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, contingent payment debt instruments, tax deferral of losses on straddles, mark-to-market of financial futures contracts and foreign currency contracts, tax treatment of market discount and premium on debt instruments, tax treatment of passive foreign investment companies and CDS contracts.

Qualified late year losses represent losses realized on investment transactions from November 1, 2012 through December 31, 2012 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to market discount and premium on certain debt instruments, tax treatment of gain (loss) on foreign currency transactions, foreign capital gain taxes, contingent payment debt instruments, CDS contracts and paydown gain (loss) on asset-and mortgage-backed securities.

LVIP Delaware Foundation® Conservative Allocations Fund–38

LVIP Delaware Foundation® Conservative Allocation Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis (continued)

Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2012, the Fund recorded the following reclassifications.

Distributions in excess of Net Investment Income	Accumulated Net Realized Gain
$(1,399,288)	$1,399,288

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $2,868,584 was utilized in 2012.

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/12	Year Ended 12/31/11
Shares sold:
Standard Class	1,164,857	1,001,144
Service Class	282,532	214,072
Shares issued upon reinvestment of dividends and distributions:
Standard Class	513,287	1,582,455
Service Class	71,862	215,697

	2,032,538	3,013,368

Shares repurchased:
Standard Class	(4,369,160)	(3,296,666)
Service Class	(445,101)	(597,155)

	(4,814,261)	(3,893,821)

Net increase	(2,781,723)	(880,453)

7. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the

LVIP Delaware Foundation® Conservative Allocations Fund–39

LVIP Delaware Foundation® Conservative Allocation Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is minimal counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchangetraded futures, guarantees against default.

Options Contracts–During the year ended December 31, 2012, the Fund entered into options contracts in the normal course of pursuing its investment objective and strategies. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; to increase yield during low interest rate environment; and as a cash management tool. The Fund may buy or write call or put options on securities, futures, swaps, “swaptions”, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the options purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change.

Transactions in options written during the year ended December 31, 2012 for the Fund were as follows:

	Number of contracts	Premiums
Options outstanding at December 31, 2011	24	$25,678
Options written	316	210,965
Options expired	(53)	(60,160)
Options terminated in closing purchase	(287)	(176,483)

Options outstanding at December 31, 2012	—	$—

Swap Contracts—The Fund enters into CDS contracts in the normal course of pursuing its investment objective and strategies. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

Credit Default Swaps-A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay and obligation default.

During the year ended December 31, 2012, the Fund entered into CDS contracts as a purchaser of protection. Periodic payments on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement.

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Swaps Generally—Because there are generally no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value

LVIP Delaware Foundation® Conservative Allocations Fund–40

LVIP Delaware Foundation® Conservative Allocation Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts. No swap contract was outstanding at December 31, 2012.

Fair values of derivative instruments as of December 31, 2012 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Forward currency exchange contracts (Foreign currency exchange contracts)	Liabilities net of receivables and other assets	$278,932	Liabilities net of receivables and other assets	$(340,110)
Interest rate contracts (Futures contracts)	Liabilities net of receivables and other assets	—	Liabilities net of receivables and other assets	(52,215)

Total		$278,932		$(392,325)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2012 was as follows:

	Location of Gain or Loss on Derivatives Recognized in Income	Realized Loss on Derivatives Recognized in Income	Change in Unrealized Appreciation or Depreciation on Derivatives Recognized in Income
Forward currency exchange contracts (Foreign currency exchange contracts)	Net realized loss on foreign currency exchange contracts and net change in unrealized depreciation of foreign currency exchange contracts	$(1,413,464)	$(707,239)
Interest rate contracts (Futures contracts)	Net realized loss on futures contracts and net change in unrealized depreciation of futures contracts	(750,620)	(120,670)
Interest rate contracts (Options written)	Net realized gain on options written and net change in unrealized depreciation of options written	124,984	(11,022)
Credit contracts (Swap contracts)	Net realized loss on swap contracts and net change in unrealized appreciation of swap contracts	(3,407,103)	126,718

Total		$(5,446,203)	$(712,213)

Derivatives Generally—The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2012. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2012.

	Assety Derivative Volume		Liability Derivative Volume
Forward foreign currency contracts (average cost)	USD	12,383,110	USD	26,188,816
Futures contracts (average notional value)		12,585,822		5,902,901
Options contracts (average notional value)		5,841		17,580
Swap contracts (average notional value)*		10,412,985		—
Swap contracts (average notional value)*		7,900,099	EUR	—

*	Asset represents buying protection and liability represents selling protection.

8. Credit and Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages

LVIP Delaware Foundation® Conservative Allocations Fund–41

LVIP Delaware Foundation® Conservative Allocation Fund

Notes to Financial Statements (continued)

8. Credit and Market Risk (continued)

and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund invests in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s and/or Ba or lower by Moody’s Investors Service, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to LIAC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be illiquid, are not subject to the Fund’s limit on investments in illiquid securities. Rule 144A securities have been identified on the Statement of Net Assets. As of December 31, 2012, there were no illiquid securities.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of loss to be remote.

10. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Funds’ financial statements.

LVIP Delaware Foundation® Conservative Allocations Fund–42

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Delaware Foundation® Conservative Allocation Fund

We have audited the accompanying statement of net assets of the LVIP Delaware Foundation® Conservative Allocation Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Delaware Foundation® Conservative Allocation Fund of the Lincoln Variable Insurance Products Trust at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 18, 2013

Philadelphia, Pennsylvania

LVIP Delaware Foundation® Conservative Allocation Fund–43

LVIP Delaware Foundation® Conservative Allocation Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2012, the Fund designates distributions paid during the year as follows:

(A) Long-Term Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
0.00%	100.00%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Sub-Advisory Agreements

On August 29 and September 10, 2012, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “LVIP Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the LVIP Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal or approval of the sub-advisory agreement with various sub-advisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the LVIP Trust (each a “Fund”).

The trustees who are not “interested persons” of the LVIP Trust (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and the sub-advisers prior to the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also received information about the Funds throughout the year in connection with the regular quarterly Board meetings from LIAC and, as applicable, the various portfolio management teams providing services to the Funds.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, LVIP Trust officers and Lincoln Life and LIAC employees to consider the renewal of the Advisory Agreements. In considering the renewal or approval of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered, among others, the factors listed below and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed or approved and accordingly, recommended to the Board of Trustees the renewal or approval of the Advisory Agreements.

Approval of Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Independent Trustees considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel, resources, compliance and LIAC’s criteria for review of the sub-adviser’s performance. The Independent Trustees reviewed the services provided by LIAC in serving as investment adviser, the personnel providing the investment management services and compliance staff, regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-adviser. The Independent Trustees noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Independent Trustees also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. Based on this information, the Independent Trustees concluded that the services provided by LIAC were satisfactory.

The Independent Trustees reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2012, for the Fund compared to the average performance of a performance universe of funds in a Lipper category underlying variable insurance products (“performance group”) and a benchmark index.

The Independent Trustees reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee, sub-advisory fee and expense ratio to those of a Lipper expense peer group for the Fund. The Independent Trustees considered that management fees as reported by Lipper include separate administrative and accounting fees for the Fund as well as the funds in the expense group, to the extent the expense group funds pay separate administrative and accounting fees. The expense peer group consists of the Fund and other funds in a Lipper category underlying variable insurance products, as classified by Lipper (“expense group”).

LVIP Delaware Foundation® Conservative Allocation Fund–44

LVIP Delaware Foundation® Conservative Allocation Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement with LIAC (continued)

The Independent Trustees considered that LIAC does not manage the day-to-day portfolio of the Fund, but had delegated those duties to an unaffiliated sub-adviser. The Independent Trustees concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.

The Independent Trustees considered that LIAC had implemented an expense limitation agreement and an advisory fee waiver for the Fund through April 30, 2013. The Independent Trustees noted that the investment management fees for the Fund giving effect to the advisory fee waiver and expense limitation, were below the average of a Lipper expense group. On the basis of the information provided, the Independent Trustees concluded that the Fund’s investment management fee, coupled with the advisory fee waiver and expense limitation, was reasonable in light of the nature, quality and extent of services provided by LIAC.

The Independent Trustees considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Independent Trustees considered that LIAC had implemented an advisory fee waiver and an expense limitation for the Fund and concluded that economies of scale were appropriately shared with investors.

The Independent Trustees also reviewed the profitability analysis to LIAC and its affiliates with respect to the Fund individually and the Funds group overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Independent Trustees reviewed materials provided by LIAC and Lincoln as to any such benefits. Lincoln Insurance Companies receive and retain 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Independent Trustees also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from Lincoln Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates may benefit from economies of scale with the Fund when it bargains together with the Fund for certain services. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums will be allocated to the Fund as received.

Approval of Sub-Advisory Agreement with Delaware

In considering the renewal of the sub-advisory agreement between LIAC and Delaware Management Company (“Delaware”) on behalf of the Fund, the Independent Trustees considered the nature, extent and quality of services provided by Delaware under the sub-advisory agreement. The Independent Trustees reviewed the services provided by Delaware, the background of the investment professionals servicing the Fund, and the reputation, resources and investment approach of Delaware. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage arrangements, soft dollar usage and compliance and regulatory matters.

The Independent Trustees reviewed the Fund’s return compared to the average return of a Lipper performance group of mixed-asset target allocation conservative funds and a blended index. The Independent Trustees noted that the Fund’s return for the one year period was below the average of the Lipper performance group and the benchmark index and above the average of the Lipper performance group and the benchmark index for the three year period. The Independent Trustees noted that the Fund’s investment strategy had changed in 2009. The Independent Trustees concluded that the services provided by Delaware were acceptable.

The Independent Trustees reviewed the sub-advisory fee schedule which includes breakpoints, compared to the management fees of funds with similar investment strategies where Delaware serves as the investment adviser and noted that the sub-advisory fees for the Fund were below or within range of the Lipper contractual sub-advisor fees expense group. The Independent Trustees considered that the sub-advisory fee schedule was negotiated between LIAC and Delaware. The Independent Trustees concluded that the sub-advisory fees for the Fund were reasonable.

With respect to profitability, the Independent Trustees considered information regarding Delaware’s estimated profitability from providing sub-advisory services to the Fund and concluded that Delaware’s estimated profitability was not unreasonable. The Independent Trustees reviewed materials provided by Delaware as to any additional benefits it receives and noted Delaware has the ability to obtain research with soft dollars that may or may not be used by the Fund and may be used for the benefit of Delaware and its other clients.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Independent Trustees determined that the terms of the investment management agreement and sub-advisory agreement for the Fund continue to be fair and reasonable, and that the continuation of each such agreement is in the best interests of the Fund and recommended the renewal of the respective agreements to the Board of Trustees.

LVIP Delaware Foundation® Conservative Allocation Fund–45

Officer/Trustee Information for Lincoln VIP Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Fidelity Investments	71	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	71	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Retired; Formerly, Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	71	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	71	N/A
Gary D. Lemon, PH.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly, Advisory Trustee since November 2004	Joseph Percival Allen III University Professor, James W. Emerson Director of the Robert C. McDermond Center for Management and Entrepreneurship, Professor of Economics and Management, DePauw University	71	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C.	71	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; Formerly, President Emeritus, Indiana Health Association; Formerly, President, Indiana Hospital & Health Association	71	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC.	71	N/A
Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since June 2011	Senior Vice President and Treasurer, Lincoln National Corporation; Formerly, Senior Vice President, Head of Insurance & Retirement Solutions Financial Management	N/A	N/A

LVIP Delaware Foundation® Conservative Allocation Fund–46

Officer/Trustee Information for Lincoln VIP Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Jill R. Whitelaw, Esq.[1] Radnor Financial Center, 150 N. Radnor Chestor Rd, Radnor, PA 19087 YOB: 1963	Vice President, Secretary, and Chief Legal Officer	Vice President, Secretary, and Chief Legal Officer since December 2012; Formerly, Secretary and Chief Legal Officer since June 2011	Vice President and Chief Counsel—Fund Management, The Lincoln National Life Insurance Company; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corp.; Formerly, Of Counsel—Montgomery, McCracken, Walker & Rhoades; Director—Merrill Lynch, Pierce, Fenner & Smith	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, Director of Funds Management, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A
Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Vice President since December 2012	Vice President, The Lincoln National Life Insurance Company	N/A	N/A
Blake W. Martin[1] Radnor Financial Center, 150 N. Radnor Chester Rd, Radnor, PA 19087 YOB: 1956	Vice President	Vice President since December 2012	Vice President and Head of Corporate Tax, Lincoln National Corporation; Formerly, Independent Consultant and Managing Director at Smart Business Advisory and Consulting, LLC.	N/A	N/A
John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President since June 2011 and Chief Compliance Officer since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A
David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011	Vice President, Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly, Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A

LVIP Delaware Foundation® Conservative Allocation Fund–47

Officer/Trustee Information for Lincoln VIP Trust (unaudited) (continued)

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*	The Trust Complex is comprised of the 66 Series of the Lincoln Variable Insurance Products Trust and the 5 Series of the Lincoln Advisors Trust.

[1]

All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Act of 1940, by reason of their being officers of Lincoln Investment Advisors Corporation.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Delaware Foundation® Conservative Allocation Fund–48

LVIP Delaware Foundation®

Moderate Allocation Fund

LVIP Delaware Foundation® Moderate Allocation Fund

a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2012

LVIP Delaware Foundation® Moderate Allocation Fund

LVIP Delaware Foundation® Moderate Allocation Fund

2012 Annual Report Commentary (unaudited)

Managed by:

The Fund returned 11.30% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2012, while its benchmark, the Moderate Composite1 returned 11.99%.

The financial markets delivered reasonably good performance during 2012, albeit with considerable variation. In terms of benchmark returns, international equities outperformed U.S. equities, which in turn outperformed major fixed-income benchmarks. Emerging-market equities (as measured by the MSCI Emerging Markets Index2) generated a higher total return than developed-market value equities (as measured by the MSCI EAFE Value Index3). U.S. large-cap value equities (as measured by the Russell 1000® Value Index4) performed slightly better than developed-market growth equities (as measured by the MSCI EAFE Growth Index5). U.S. small-cap equities (as measured by the Russell 2000® Index6) outperformed U.S. large-cap growth equities (as measured by the Russell 1000® Growth Index7). U.S. fixed income (as measured by the Barclays Capital U.S. Aggregate Index8 delivered total returns which were slightly below global fixed income (as measured by the Barclays Capital Global Aggregate Index9).

Investors had many sources of potential concern at the start of the year, most of which were still extant at its end. Unemployment in the U.S. declined somewhat over the course of the year, but remains higher than would normally be expected four years into an economic recovery. Separately, investors continued to express concern about the fiscal position of numerous countries in continental Europe, and the remote possibility of sovereign defaults.

The tactical positioning of the Fund during the year was slightly more defensive than the strategic policy weights, being overweight in fixed-income securities and underweight in developed-market equities. These tactical weightings were detrimental to the performance of the portfolio, relative to hypothetical performance at the strategic policy weights. In addition, security selection within U.S. large-cap value, developed-market value, and emerging market equities all made a negative contribution to the Fund’s overall performance.

In terms of current outlook, the portfolio managers believe that the Fund is appropriately positioned, given their expectations for continued macroeconomic recovery over the medium term, and the current volatility levels for the different asset classes in the portfolio. As a general matter, the portfolio managers continue to believe that over a medium term investment horizon, global diversification is likely appropriate for many investors’ needs. And, although diversification alone does not ward against market risk, participating in a large number of different markets may help reduce the risk that any single market might deliver at any given time.

Michael J. Hogan, CFA

Paul Grillo, CFA

Sharon Hill, Ph.D.

Francis X. Morris

Babak (Bob) Zenouzi

Delaware Investments

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 12/31/02 through 12/31/12

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Delaware Foundation® Moderate Allocation Fund Standard Class shares on 12/31/02. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2012, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $17,728. For comparison look at how the Moderate Composite did over the same period. The same $10,000 investment would have increased to $21,451. For comparison look at how the S&P 500® Index did over the same period. The same $10,000 investment would have increased to $19,877. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

Effective June 15, 2009, the Delaware VIP Balanced Series was reorganized into the LVIP Delaware Foundation® Moderate Allocation Fund. The performance for the period prior to June 15, 2009 reflects the performance of the Delaware VIP Balanced Series. The investment objective of the Fund was to seek a balance of capital appreciation, income and preservation of capital.

LVIP Delaware Foundation® Moderate Allocation Fund–1

LVIP Delaware Foundation® Moderate Allocation Fund

2012 Annual Report Commentary (unaudited) (continued)

Average annual total returns on investment	Ended 12/31/12

Standard Class Shares
One Year	+11.30%
Five Years	+3.06%
Ten Years	+5.89%

Service Class Shares
One Year	+11.03%
Five Years	+3.12%
Ten Years	+5.79%

1.

The Moderate Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation (LIAC), the Fund’s advisor. The Moderate Composite is constructed as follows: 7.5% Russell 1000® Index, 9% Russell 1000® Growth Index, 9% Russell 1000® Value Index, 4.5% Russell 2000® Index, 9% MSCI EAFE Growth Index (net dividends), 13.5% MSCI EAFE Value Index (net dividends), 7.5% MSCI Emerging Markets Index (net dividends), 38% Barclays Capital U.S. Aggregate Index, and 2% Citigroup 90 day T-Bill Index.

2.	The MSCI Emerging Market Index (net dividends) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

3.	The MSCI EAFE Value Index (net dividends) is a subset of the MSCI EAFE Index and constituents of the index include securities from Europe, Australasia and the Far East. The index generally represents 50% of the free float-adjusted market capitalization of the MSCI EAFE Index and consists of those securities classified by MSCI as most representing the value style.

4.	The Russell 1000® Value Index measures the performance of those companies in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values.
5.	The MSCI EAFE Growth Index (net dividends) is a subset of the MSCI EAFE Index and constituents of the index include securities from Europe, Australasia and the Far East. The index generally represents 50% of the free float-adjusted market capitalization of the MSCI EAFE Index and consists of those securities classified by MSCI as most representing the growth style.

6.	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the market capitalization of the Russell 3000 Index.

7.	The Russell 1000® Growth Index measures the performance of those Russell 1000® companies with higher price-to-look ratios and higher forecasted growth values.

8.	The Barclays Capital U.S. Aggregate Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million par amount outstanding.

9.	The Barclays Capital Global Aggregate Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate and the Asian-Pacific Aggregate Indices.

Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. (DMHI) and its subsidiaries, including Delaware Management Company, sub-advisor to the Fund. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

Investments in LVIP Delaware Foundation® Moderate Allocation Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the LVIP Delaware Foundation® Moderate Allocation Fund , the repayment of capital from the LVIP Delaware Foundation® Moderate Allocation Fund , or any particular rate of return.

All third-party trademarks are the property of their respective owners.

(c) 2013 Delaware Management Holdings, Inc.

LVIP Delaware Foundation® Moderate Allocation Fund–2

LVIP Delaware Foundation® Moderate Allocation Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2012 to December 31, 2012

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies), and to unaffiliated insurance companies. The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2012 to December 31, 2012.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled, “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Annualized Expense Ratio	Expenses Paid During Period 7/1/12 to 12/31/12*
Actual
Standard Class Shares	$1,000.00	$1,000.00	0.73%	$3.67
Service Class Shares	1,000.00	1,063.30	0.98%	5.08
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.47	0.73%	$3.71
Service Class Shares	1,000.00	1,020.21	0.98%	4.98
*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP Delaware Foundation® Moderate Allocation Fund–3

LVIP Delaware Foundation® Moderate Allocation Fund

Security Type/Sector Allocation, Top 10 Equity Holdings and Geography Allocation (unaudited)

As of December 31, 2012

Sector and geographical designations may be different than those presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets
Common Stock	49.01%
U.S. Markets	31.92%
Aerospace & Defense	1.06%
Air Freight & Logistics	0.08%
Auto Components	0.11%
Automobiles	0.11%
Beverages	0.21%
Biotechnology	0.60%
Building Products	0.03%
Capital Markets	0.65%
Chemicals	0.56%
Commercial Banks	0.53%
Commercial Services & Supplies	0.45%
Communications Equipment	1.39%
Computers & Peripherals	1.12%
Construction & Engineering	0.16%
Consumer Finance	0.08%
Containers & Packaging	0.03%
Diversified Financial Services	0.65%
Diversified Telecommunication Services	0.72%
Electric Utilities	0.43%
Electrical Equipment	0.11%
Electronic Equipment, Instruments & Components	0.09%
Energy Equipment & Services	0.66%
Food & Staples Retailing	1.03%
Food Products	0.98%
Health Care Equipment & Supplies	0.64%
Health Care Providers & Services	0.87%
Health Care Technology	0.01%
Hotels, Restaurants & Leisure	0.41%
Household Durables	0.09%
Household Products	0.26%
Independent Power Producers & Energy Traders	0.00%
Industrial Conglomerates	0.13%
Insurance	1.53%
Internet & Catalog Retail	0.66%
Internet Software & Services	1.07%
IT Services	1.61%
Life Sciences Tools & Services	0.10%
Machinery	0.45%
Media	0.59%
Metals & Mining	0.17%
Multiline Retail	0.26%
Multi-Utilities	0.13%
Office Electronics	0.27%
Oil, Gas & Consumable Fuels	2.74%
Paper & Forest Products	0.12%
Personal Products	0.24%
Pharmaceuticals	1.79%

Security Type/Sector	Percentage of Net Assets
Professional Services	0.17%
Real Estate Investment Trusts	1.98%
Road & Rail	0.19%
Semiconductors & Semiconductor Equipment	0.61%
Software	1.35%
Specialty Retail	0.63%
Textiles, Apparel & Luxury Goods	0.38%
Thrift & Mortgage Finance	0.06%
Trading Companies & Distributors	0.08%
Wireless Telecommunication Services	0.49%
Developed Markets	10.50%
Air Freight & Logistics	0.24%
Auto Components	0.11%
Automobiles	0.59%
Beverages	0.38%
Building Products	0.11%
Chemicals	0.26%
Commercial Banks	0.84%
Construction Materials	0.14%
Containers & Packaging	0.23%
Electrical Equipment	0.19%
Energy Equipment & Services	0.46%
Food & Staples Retailing	0.41%
Food Products	0.36%
Household Durables	0.12%
Industrial Conglomerates	0.22%
Insurance	0.26%
IT Services	0.61%
Life Sciences Tools & Services	0.04%
Media	0.16%
Metals & Mining	0.96%
Multiline Retail	0.50%
Multi-Utilities	0.10%
Oil, Gas & Consumable Fuels	0.30%
Pharmaceuticals	1.59%
Road & Rail	0.27%
Specialty Retail	0.17%
Textiles, Apparel & Luxury Goods	0.28%
Trading Companies & Distributors	0.24%
Wireless Telecommunication Services	0.36%
Emerging Markets	6.59%
Airlines	0.07%
Automobiles	0.11%
Beverages	0.28%
Building Products	0.10%
Chemicals	0.05%
Commercial Banks	0.81%
Construction & Engineering	0.05%
Construction Materials	0.29%

LVIP Delaware Foundation® Moderate Allocation Fund–4

LVIP Delaware Foundation® Moderate Allocation Fund

Security Type/Sector Allocation, Top 10 Equity Holdings and Geography Allocation (unaudited) (continued)

Security Type/Sector	Percentage of Net Assets
Diversified Financial Services	0.05%
Diversified Telecommunication Services	0.41%
Electronic Equipment, Instruments & Components	0.20%
Food & Staples Retailing	0.13%
Food Products	0.32%
Household Durables	0.06%
Insurance	0.06%
Internet & Catalog Retail	0.14%
Internet Software & Services	0.16%
IT Services	0.02%
Media	0.14%
Metals & Mining	0.31%
Oil, Gas & Consumable Fuels	1.24%
Paper & Forest Products	0.09%
Personal Products	0.08%
Real Estate Management & Development	0.08%
Road & Rail	0.03%
Semiconductors & Semiconductor Equipment	0.57%
Transportation Infrastructure	0.04%
Wireless Telecommunication Services	0.70%
Convertible Preferred Stock	0.16%
Exchange-Traded Funds	8.03%
Preferred Stock	0.33%
Agency Asset-Backed Security	0.00%
Agency Collateralized Mortgage Obligations	0.58%
Agency Mortgage-Backed Securities	6.49%
Commercial Mortgage-Backed Securities	1.10%
Convertible Bonds	0.82%
Corporate Bonds	17.77%
Aerospace & Defense	0.03%
Auto Components	0.13%
Beverages	0.20%
Biotechnology	0.25%
Building Products	0.05%
Capital Markets	0.25%
Chemicals	0.58%
Commercial Banks	1.59%
Commercial Services & Supplies	0.56%
Communications Equipment	0.05%
Computers & Peripherals	0.18%
Construction Materials	0.06%
Containers & Packaging	0.06%
Diversified Consumer Services	0.09%
Diversified Financial Services	1.27%
Diversified Telecommunication Services	0.68%
Electric Utilities	1.08%
Energy Equipment & Services	0.39%
Food & Staples Retailing	0.28%
Food Products	0.10%
Health Care Equipment & Supplies	0.27%

Security Type/Sector	Percentage of Net Assets
Health Care Providers & Services	0.31%
Hotels, Restaurants & Leisure	0.21%
Household Durables	0.04%
Household Products	0.13%
Insurance	0.83%
Internet Software & Services	0.32%
IT Services	0.13%
Life Sciences Tools & Services	0.01%
Machinery	0.05%
Media	0.82%
Metals & Mining	0.43%
Multiline Retail	0.03%
Multi-Utilities	1.09%
Office Electronics	0.09%
Oil, Gas & Consumable Fuels	3.08%
Paper & Forest Products	0.27%
Pharmaceuticals	0.11%
Real Estate Investment Trusts	0.92%
Semiconductors & Semiconductor Equipment	0.04%
Software	0.20%
Textiles, Apparel & Luxury Goods	0.04%
Tobacco	0.09%
Trading Companies & Distributors	0.04%
Wireless Telecommunication Services	0.34%
Municipal Bond	0.05%
Non-Agency Asset-Backed Securities	0.43%
Non-Agency Collateralized Mortgage Obligations	0.16%
Regional Bonds	1.28%
Senior Secured Loans	2.56%
Sovereign Bonds	3.48%
Supranational Banks	0.20%
U.S. Treasury Obligations	2.74%
Warrant	0.02%
Money Market Mutual Fund	0.04%
Short-Term Investments	10.33%
Total Value of Securities	105.58%
Liabilities Net of Receivables and Other Assets	(5.58%)
Total Net Assets	100.00%

LVIP Delaware Foundation® Moderate Allocation Fund–5

LVIP Delaware Foundation® Moderate Allocation Fund

Security Type/Sector Allocation, Top 10 Equity Holdings and Geography Allocation (unaudited) (continued)

Holdings are for informational purpose only and are subject to change at any time. They are not a recommendation to buy, sell. or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Apple	0.96%
QUALCOMM	0.59%
EOG Resources	0.55%
Pfizer	0.49%
Visa	0.48%
Crown Castle International	0.48%
Chevron	0.47%
MasterCard	0.44%
AT&T	0.44%
Google	0.43%
Total	5.33%

Geography	Percentage of Net Assets
Australia	1.28%
Bermuda	0.24%
Brazil	1.28%
Canada	1.80%
Cayman Islands	0.63%
China	0.93%
Colombia	0.53%
Curacao	0.04%
Denmark	0.50%
Finland	0.09%
France	2.28%
Germany	0.64%
Hong Kong	0.40%
India	0.59%
Indonesia	0.42%
Ireland	0.12%
Israel	0.39%
Italy	0.11%
Japan	1.90%
Jersey	0.04%
Luxembourg	0.18%
Malaysia	0.11%
Mexico	1.08%
Netherlands	0.44%
Norway	0.29%
Panama	0.11%
Peru	0.21%
Philippines	0.38%
Poland	0.31%
Puerto Rico	0.01%
Qatar	0.02%
Republic of Korea	1.79%
Russia	0.58%
South Africa	1.03%
Spain	0.08%
Supranational	0.20%
Sweden	0.36%
Switzerland	1.12%
Taiwan	0.36%
Thailand	0.20%
Turkey	0.35%
United Kingdom	2.02%
United States	69.51%
Uruguay	0.09%
Venezuela	0.17%
Total	95.21%

LVIP Delaware Foundation® Moderate Allocation Fund–6

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Net Assets

December 31, 2012

	Number of Shares	Value (U.S. $)

COMMON STOCK–49.01%
U.S. MARKETS–31.92%
Aerospace & Defense–1.06%
†Esterline Technologies	690	$43,891
Honeywell International	1,600	101,552
†KEYW Holding	1,980	25,126
Lockheed Martin	600	55,374
Northrop Grumman	4,000	270,320
Raytheon	4,400	253,264
Rockwell Collins	420	24,431
Triumph Group	1,100	71,830
United Technologies	1,560	127,936

		973,724

Air Freight & Logistics–0.08%
FedEx	520	47,694
†XPO Logistics	1,745	30,328

		78,022

Auto Components–0.11%
†Borg Warner	350	25,067
Cooper Tire & Rubber	1,440	36,518
†Tenneco	1,050	36,866

		98,451

Automobiles–0.11%
Ford Motor	7,680	99,456

		99,456

Beverages–0.21%
Coca-Cola	1,700	61,625
PepsiCo	1,930	132,070

		193,695

Biotechnology–0.60%
†Acorda Therapeutics	1,065	26,476
†Alkermes	2,255	41,763
†Celgene	3,075	242,064
†Cepheid	425	14,369
†Gilead Sciences	1,550	113,848
†Incyte	1,390	23,088
†InterMune	1,860	18,023
Spectrum Pharmaceuticals	2,710	30,325
†Vertex Pharmaceuticals	980	41,101

		551,057

Building Products–0.03%
AAON	1,415	29,531

		29,531

Capital Markets–0.65%
Ameriprise Financial	1,060	66,388
Bank of New York Mellon	11,700	300,690
BlackRock	490	101,288
†Piper Jaffray	900	28,917
State Street	1,450	68,165

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Capital Markets (continued)
†Walter Investment Management	760	$32,695

		598,143

Chemicals–0.56%
Celanese Class A	1,360	60,561
duPont (E.I.) deNemours	7,680	345,370
Eastman Chemical	870	59,204
Innophos Holdings	525	24,413
Koppers Holdings	635	24,225

		513,773

Commercial Banks–0.53%
BBCN Bancorp	1,855	21,462
†Capital Bank Financial	1,360	23,215
Cardinal Financial	2,155	35,062
City Holding	815	28,403
Home Bancshares	695	22,949
Independent Bank	950	27,503
Park National	460	29,730
Prosperity Bancshares	775	32,550
Susquehanna Bancshares	2,890	30,287
†Texas Capital Bancshares	490	21,962
Trustmark	905	20,326
Webster Financial	1,475	30,311
Wells Fargo	4,470	152,785
†Western Alliance Bancorp	1,375	14,479

		491,024

Commercial Services & Supplies–0.45%
McGrath RentCorp	715	20,749
Republic Services	1,290	37,836
†Tetra Tech	990	26,186
United Stationers	1,215	37,653
US Ecology	1,445	34,015
Waste Management	7,700	259,798

		416,237

Communications Equipment–1.39%
Cisco Systems	15,910	312,632
Motorola Solutions	4,828	268,823
†NETGEAR	730	28,777
Plantronics	695	25,625
†Polycom	8,075	84,465
QUALCOMM	8,750	542,675
†ViaSat	560	21,784

		1,284,781

Computers & Peripherals–1.12%
Apple	1,665	887,495
†EMC	4,370	110,561
†Synaptics	1,010	30,270

		1,028,326

LVIP Delaware Foundation® Moderate Allocation Fund–7

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Construction & Engineering–0.16%
Fluor	710	$41,705
Granite Construction	890	29,922
†MYR Group	1,410	31,373
URS	1,190	46,719

		149,719

Consumer Finance–0.08%
Capital One Financial	1,220	70,675

		70,675

Containers & Packaging–0.03%
Boise	3,210	25,520

		25,520

Diversified Financial Services–0.65%
CME Group	3,050	154,666
†IntercontinentalExchange	2,275	281,668
JPMorgan Chase	3,740	164,448

		600,782

Diversified Telecommunication Services–0.72%
AT&T	12,020	405,194
Atlantic Tele-Network	470	17,254
=Century Communications Tracking	5,000	0
Verizon Communications	5,500	237,985

		660,433

Electric Utilities–0.43%
Cleco	855	34,209
Edison International	6,290	284,245
OGE Energy	970	54,621
UIL Holdings	620	22,202

		395,277

Electrical Equipment–0.11%
Acuity Brands	840	56,893
Eaton	800	43,360

		100,253

Electronic Equipment, Instruments & Components–0.09%
Anixter International	490	31,350
†FARO Technologies	910	32,469
†Rofin-Sinar Technologies	1,030	22,330

		86,149

Energy Equipment & Services–0.66%
Bristow Group	765	41,050
†C&J Energy Services	1,045	22,405
Halliburton	8,500	294,865
†Key Energy Services	3,090	21,476
Lufkin Industries	490	28,484
National Oilwell Varco	500	34,175
†Pioneer Energy Services	3,250	23,595

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Energy Equipment & Services (continued)
†RigNet	1,255	$25,640
Schlumberger	1,740	120,565

		612,255

Food & Staples Retailing–1.03%
Casey’s General Stores	760	40,356
CVS Caremark	7,150	345,703
Safeway	14,100	255,069
†Susser Holdings	980	33,800
Walgreen	7,450	275,725

		950,653

Food Products–0.98%
Archer-Daniels-Midland	13,480	369,217
General Mills	1,950	78,800
J&J Snack Foods	510	32,609
Kraft Foods Group	5,733	260,680
Mondelez International Class A	6,400	163,008

		904,314

Health Care Equipment & Supplies–0.64%
Abbott Laboratories	1,630	106,765
†Align Technology	1,340	37,185
Baxter International	4,000	266,640
Conmed	1,065	29,767
CryoLife	2,620	16,323
†Haemonetics	935	38,185
†Merit Medical Systems	2,265	31,484
†Quidel	1,780	33,233
West Pharmaceutical Services	635	34,766

		594,348

Health Care Providers & Services–0.87%
Air Methods	1,155	42,608
Cardinal Health	6,300	259,434
†Cross Country Healthcare	2,660	12,768
†Express Scripts Holding	1,800	97,200
Quest Diagnostics	4,200	244,734
UnitedHealth Group	2,160	117,158
†WellCare Health Plans	550	26,780

		800,682

Health Care Technology–0.01%
†Greenway Medical Technologies	755	11,597

		11,597

Hotels, Restaurants & Leisure–0.41%
†AFC Enterprises	1,695	44,290
†Buffalo Wild Wings	370	26,943
CEC Entertainment	720	23,897
Cheesecake Factory	730	23,886
†Jack in the Box	1,255	35,893
McDonald’s	1,290	113,791

LVIP Delaware Foundation® Moderate Allocation Fund–8

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Hotels, Restaurants & Leisure (continued)
†SHFL Entertainment	2,500	$36,250
Starbucks	1,450	77,749

		382,699

Household Durables–0.09%
Jarden	1,540	79,618

		79,618

Household Products–0.26%
Kimberly-Clark	960	81,053
Procter & Gamble	2,330	158,184

		239,237

Independent Power Producers & Energy Traders–0.00%
=Calpine	200	0

		0

Industrial Conglomerates–0.13%
General Electric	5,710	119,853

		119,853

Insurance–1.53%
AFLAC	1,470	78,086
Allstate	6,600	265,122
Alterra Capital Holdings	775	21,847
American Equity Investment Life Holding	2,895	35,348
†AMERISAFE	650	17,713
Marsh & McLennan	7,600	261,972
Primerica	950	28,510
ProAssurance	530	22,361
Progressive	12,625	266,388
Prudential Financial	1,290	68,796
Travelers	4,730	339,709

		1,405,852

Internet & Catalog Retail–0.66%
†Liberty Interactive Class A	15,425	303,564
†priceline.com	460	285,752
†Shutterfly	795	23,747

		613,063

Internet Software & Services–1.07%
†Brightcove	2,160	19,526
†comScore	985	13,573
†ExactTarget	1,085	21,700
†Google Class A	555	393,700
j2 Global	1,185	36,237
†Liquidity Services	565	23,086
†LogMeIn	1,215	27,228
†OpenTable	445	21,716
†Trulia	240	3,898
†ValueClick	1,585	30,765

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Internet Software & Services (continued)
†VeriSign	5,225	$202,835
†Vocus	1,585	27,547
†Yahoo	8,400	167,160

		988,971

IT Services–1.61%
Accenture Class A	1,130	75,145
†Cognizant Technology Solutions
Class A	870	64,424
†EPAM Systems	825	14,933
†ExlService Holdings	630	16,695
International Business Machines	430	82,367
†InterXion Holding	1,140	27,086
MasterCard Class A	825	405,306
Syntel	375	20,096
†TeleTech Holdings	1,710	30,438
†Teradata	3,225	199,595
†VeriFone Systems	3,400	100,912
Visa Class A	2,950	447,161

		1,484,158

Life Sciences Tools & Services–0.10%
Thermo Fisher Scientific	1,450	92,481

		92,481

Machinery–0.45%
Barnes Group	1,295	29,086
Caterpillar	1,735	155,421
†Chart Industries	525	35,002
†Columbus McKinnon	1,475	24,367
Cummins	380	41,173
Deere	890	76,914
ESCO Technologies	735	27,496
†Kadant	1,140	30,221

		419,680

Media–0.59%
Cinemark Holdings	1,875	48,713
Comcast Class A	7,500	280,350
Comcast Special Class A	3,720	133,734
National CineMedia	1,550	21,902
Regal Entertainment Group Class A	1,300	18,135
Viacom Class B	700	36,918

		539,752

Metals & Mining–0.17%
Allegheny Technologies	1,590	48,272
†Coeur d’Alene Mines	1,050	25,830
Kaiser Aluminum	350	21,592
Materion	1,015	26,167
US Silica Holdings	1,970	32,958

		154,819

LVIP Delaware Foundation® Moderate Allocation Fund–9

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Multiline Retail–0.26%
Macy’s	2,000	$78,040
Nordstrom	1,500	80,250
Target	1,310	77,513

		235,803

Multi-Utilities–0.13%
MDU Resources Group	2,160	45,878
NorthWestern	635	22,054
Sempra Energy	700	49,658

		117,590

Office Electronics–0.27%
Xerox	35,900	244,838

		244,838

Oil, Gas & Consumable Fuels–2.74%
Berry Petroleum Class A	700	23,485
†Bonanza Creek Energy	1,010	28,068
†Carrizo Oil & Gas	1,145	23,953
Chevron	4,040	436,886
ConocoPhillips	4,500	260,955
†Diamondback Energy	410	7,839
EOG Resources	4,200	507,318
Exxon Mobil	1,650	142,808
Hess	860	45,546
Kinder Morgan	10,548	372,661
Marathon Oil	10,000	306,600
Occidental Petroleum	4,130	316,399
†Rosetta Resources	730	33,113
†Swift Energy	1,085	16,698

		2,522,329

Paper & Forest Products–0.12%
Buckeye Technologies	1,015	29,141
International Paper	1,960	78,086

		107,227

Personal Products–0.24%
Avon Products	13,600	195,296
†Prestige Brands Holdings	1,260	25,238

		220,534

Pharmaceuticals–1.79%
Allergan	3,925	360,040
Johnson & Johnson	4,070	285,307
Merck	9,600	393,024
Perrigo	1,500	156,045
Pfizer	18,003	451,515

		1,645,931

Professional Services–0.17%
†FTI Consulting	765	25,245
Kforce	2,325	33,317

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Professional Services (continued)
Manpower	690	$29,284
†RPX	1,105	9,989
Towers Watson Class A	890	50,027
†WageWorks	715	12,727

		160,589

Real Estate Investment Trusts–1.98%
American Campus Communities	275	12,686
American Tower	250	19,318
Apartment Investment & Management	875	23,678
AvalonBay Communities	500	67,795
Boston Properties	675	71,422
BRE Properties	375	19,061
Camden Property Trust	600	40,926
CBL & Associates Properties	650	13,787
Colonial Properties Trust	700	14,959
Corporate Office Properties Trust	850	21,233
DCT Industrial Trust	6,570	42,639
DDR	850	13,311
Digital Realty Trust	375	25,459
Duke Realty	1,275	17,684
DuPont Fabros Technology	1,595	38,535
EastGroup Properties	845	45,469
Education Realty Trust	1,025	10,906
EPR Properties	735	33,891
Equity Lifestyle Properties	200	13,458
Equity Residential	1,200	68,004
Essex Property Trust	150	21,998
Extra Space Storage	450	16,376
Federal Realty Investment Trust	175	18,204
†First Industrial Realty Trust	1,125	15,840
General Growth Properties	1,900	37,715
HCP	1,125	50,828
Health Care REIT	725	44,435
Healthcare Realty Trust	950	22,810
Host Hotels & Resorts	6,550	102,639
Kilroy Realty	400	18,948
Kimco Realty	1,750	33,810
LaSalle Hotel Properties	1,390	35,292
Lexington Realty Trust	1,650	17,243
Liberty Property Trust	675	24,145
Macerich	575	33,523
National Retail Properties	1,490	46,488
Parkway Properties	550	7,695
ProLogis	1,800	65,682
PS Business Parks	225	14,621
Public Storage	450	65,232
Ramco-Gershenson Properties Trust	2,845	37,867
Rayonier	250	12,958
Regency Centers	475	22,382
RLJ Lodging Trust	400	7,748

LVIP Delaware Foundation® Moderate Allocation Fund–10

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Real Estate Investment Trusts (continued)
Senior Housing Properties Trust	475	$11,229
Simon Property Group	1,250	197,613
SL Green Realty	450	34,493
Sovran Self Storage	615	38,192
†Strategic Hotels & Resorts	1,850	11,840
Summit Hotel Properties	750	7,125
†Sunstone Hotel Investors	825	8,836
Tanger Factory Outlet Centers	575	19,665
Taubman Centers	175	13,776
Ventas	825	53,394
Vornado Realty Trust	450	36,036

		1,820,899

Road & Rail–0.19%
†Genesee & Wyoming	380	28,910
Hunt (J.B.) Transport Services	750	44,783
Union Pacific	790	99,319

		173,012

Semiconductors & Semiconductor Equipment–0.61%
†Amkor Technology	4,115	17,489
†Applied Micro Circuits	3,705	31,122
Avago Technologies	1,860	58,888
†Cirrus Logic	710	20,569
Intel	16,500	340,395
†Semtech	1,385	40,096
Texas Instruments	1,840	56,930

		565,489

Software–1.35%
†Adobe Systems	8,500	320,280
†BMC Software	7,875	312,323
†Citrix Systems	710	46,683
†Fortinet	1,930	40,665
Intuit	5,300	315,350
Microsoft	5,490	146,748
†Nuance Communications	1,370	30,578
†Proofpoint	1,020	12,556
†SS&C Technologies Holdings	1,010	23,351

		1,248,534

Specialty Retail–0.63%
DSW Class A	550	36,130
†Express	1,505	22,710
†Jos. A Bank Clothiers	822	35,001
Lowe’s	7,600	269,952
†Sally Beauty Holdings	3,525	83,084
Staples	11,875	135,375

		582,252

Textiles, Apparel & Luxury Goods–0.38%
†G-III Apparel Group	855	29,267

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Textiles, Apparel & Luxury Goods (continued)
†Iconix Brand Group	1,985	$44,305
Jones Group	855	9,456
†Madden (Steven)	1,082	45,736
NIKE Class B	3,750	193,500
Perry Ellis International	1,515	30,149

		352,413

Thrift & Mortgage Finance–0.06%
Dime Community Bancshares	1,855	25,766
Flushing Financial	1,840	28,226

		53,992

Trading Companies & Distributors–0.08%
Applied Industrial Technologies	1,130	47,471
†Titan Machinery	1,045	25,812

		73,283

Wireless Telecommunication Services–0.49%
†Crown Castle International	6,075	438,372
NTELOS Holdings	1,170	15,339

		453,711

Total U.S. Markets (Cost $21,586,260)		29,417,486

§DEVELOPED MARKETS–10.50%
Air Freight & Logistics–0.24%
Deutsche Post	10,127	222,993

		222,993

Auto Components–0.11%
Sumitomo Rubber Industries	8,675	104,762

		104,762

Automobiles–0.59%
Bayerische Motoren Werke	1,877	182,604
Toyota Motor	7,700	359,084

		541,688

Beverages–0.38%
Carlsberg Class B	1,991	196,106
Coca-Cola Amatil	10,829	152,330

		348,436

Building Products–0.11%
Cie de Saint-Gobain	2,333	100,161

		100,161

Chemicals–0.26%
Syngenta ADR	2,975	240,380

		240,380

Commercial Banks–0.84%
Mitsubishi UFJ Financial Group	54,200	292,894
Nordea Bank	26,219	252,286

LVIP Delaware Foundation® Moderate Allocation Fund–11

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
§DEVELOPED MARKETS (continued)
Commercial Banks (continued)
Standard Chartered	8,802	$227,864

		773,044

Construction Materials–0.14%
Lafarge	1,977	127,626

		127,626

Containers & Packaging–0.23%
Rexam	29,930	214,221

		214,221

Electrical Equipment–0.19%
Alstom	4,440	178,813

		178,813

Energy Equipment & Services–0.46%
Subsea 7	9,705	233,148
Transocean	4,200	187,530

		420,678

Food & Staples Retailing–0.41%
Greggs	18,267	136,309
Tesco	44,044	242,694

		379,003

Food Products–0.36%
†Aryzta	6,497	333,995

		333,995

Household Durables–0.12%
Techtronic Industries	59,500	112,633

		112,633

Industrial Conglomerates–0.22%
Koninklijke Philips Electronics	7,782	206,014

		206,014

Insurance–0.26%
AXA	13,206	237,061

		237,061

IT Services–0.61%
†CGI Group Class A	12,731	294,034
Teleperformance	7,379	268,260

		562,294

Life Sciences Tools & Services–0.04%
†ICON ADR	1,200	33,312

		33,312

Media–0.16%
Publicis Groupe	2,448	147,240

		147,240

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
§DEVELOPED MARKETS (continued)
Metals & Mining–0.96%
Anglo American ADR	2,400	$36,944
†AuRico Gold	25,604	211,122
Rio Tinto.	5,530	322,640
Yamana Gold	18,132	312,347

		883,053

Multiline Retail–0.50%
Don Quijote	6,100	224,096
PPR	1,246	233,950

		458,046

Multi-Utilities–0.10%
National Grid	7,876	90,361

		90,361

Oil, Gas & Consumable Fuels–0.30%
Total	5,284	274,869

		274,869

Pharmaceuticals–1.59%
Meda Class A	7,712	79,528
Novartis	4,261	268,931
Novo Nordisk ADR	1,650	269,297
Sanofi	3,171	300,626
Stada Arzneimittel	5,601	181,216
Teva Pharmaceutical Industries ADR	9,700	362,198

		1,461,796

Road & Rail–0.27%
East Japan Railway	3,866	249,660

		249,660

Specialty Retail–0.17%
Nitori Holdings	2,170	158,778

		158,778

Textiles, Apparel & Luxury Goods–0.28%
Yue Yuen Industrial Holdings	76,000	257,067

		257,067

Trading Companies & Distributors–0.24%
ITOCHU	21,114	222,860

		222,860

Wireless Telecommunication Services–0.36%
KDDI	2,016	142,337
Vodafone Group	49,538	124,739
Vodafone Group ADR	2,640	66,502

		333,578

Total Developed Markets (Cost $7,719,154)		9,674,422

LVIP Delaware Foundation® Moderate Allocation Fund–12

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
×EMERGING MARKETS–6.59%
Airlines–0.07%
†Gol Linhas Aereas Inteligentes ADR	9,500	$62,320

		62,320

Automobiles–0.11%
†Hyundai Motor	189	39,215
Mahindra & Mahindra	3,540	60,710

		99,925

Beverages–0.28%
Fomento Economico Mexicano ADR	800	80,560
Lotte Chilsung Beverage	58	82,641
Tsingtao Brewery	5,305	31,622
United Spirits	1,831	63,367

		258,190

Building Products–0.10%
KCC	336	94,515

		94,515

Chemicals–0.05%
Braskem ADR	3,500	46,725

		46,725

Commercial Banks–0.81%
Banco Santander Brasil ADR	7,800	56,706
Bangkok Bank	8,830	56,734
China Construction Bank	79,028	64,587
ICICI Bank ADR	1,600	69,776
Industrial & Commercial Bank of China	130,406	94,131
Itau Unibanco Holding ADR	4,500	74,070
†KB Financial Group ADR	3,678	132,040
=Sberbank	35,040	107,243
Standard Bank Group	6,371	90,117

		745,404

Construction & Engineering–0.05%
†Empresas ICA ADR	4,900	49,294

		49,294

Construction Materials–0.29%
†Cemex ADR	8,152	80,460
†Cemex Latam Holdings	11,602	74,720
Siam Cement	2,585	37,284
Siam Cement NDVR	2,000	28,846
Ultratech Cement	1,385	50,527

		271,837

Diversified Financial Services–0.05%
Remgro	2,431	46,011

		46,011

Diversified Telecommunication Services–0.41%
China Telecom	108,000	61,073

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
×EMERGING MARKETS (continued)
Diversified Telecommunication Services (continued)
China Unicom Hong Kong ADR	5,600	$91,224
Chunghwa Telecom ADR	1,703	55,075
†KT ADR	5,800	97,092
Telefonica Brasil ADR	2,880	69,293

		373,757

Electronic Equipment, Instruments & Components–0.20%
Hon Hai Precision Industry	41,162	127,297
†LG Display ADR	3,700	53,576

		180,873

Food & Staples Retailing–0.13%
Cia Brasileira de Distribuicao Grupo Pao de Acucar ADR	1,400	62,146
Wal-Mart de Mexico Series V	18,717	61,447

		123,593

Food Products–0.32%
Brasil Foods ADR	5,640	119,060
China Mengniu Dairy	24,000	68,606
Lotte Confectionery	40	61,405
Tingyi Cayman Islands Holding	16,000	45,019

		294,090

Household Durables–0.06%
†LG Electronics	728	50,855

		50,855

Insurance–0.06%
Samsung Life Insurance	654	58,058

		58,058

Internet & Catalog Retail–0.14%
Hyundai Home Shopping Network	1,135	129,508

		129,508

Internet Software & Services–0.16%
†Baidu ADR	500	50,145
†Sina	900	45,198
†Sohu.com	1,200	56,808

		152,151

IT Services–0.02%
†WNS Holdings ADR	1,845	19,225

		19,225

Media–0.14%
Grupo Televisa ADR	4,700	124,926

		124,926

Metals & Mining–0.31%
Anglo American Platinum	819	43,484
†ArcelorMittal South Africa	5,036	21,592
Gerdau	3,600	27,081

LVIP Delaware Foundation® Moderate Allocation Fund–13

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
×EMERGING MARKETS (continued)
Metals & Mining (continued)
Gerdau ADR	2,700	$24,273
Impala Platinum Holdings	2,053	41,174
Vale ADR	6,000	125,760

		283,364

Oil, Gas & Consumable Fuels–1.24%
Cairn India	10,339	60,600
China Petroleum & Chemical	35,500	40,873
CNOOC ADR	300	66,000
Gazprom ADR	13,100	126,617
LUKOIL ADR	1,300	87,750
PetroChina ADR	400	57,512
Petroleo Brasileiro ADR	10,400	202,488
†Polski Koncern Naftowy Orlen	2,625	42,126
PTT NVDR	5,324	57,745
#Reliance Industries GDR 144A	7,200	219,744
†Rosneft GDR	8,700	78,833
Sasol ADR	1,200	51,948
Tambang Batubara Bukit Asam Persero	32,000	50,449

		1,142,685

Paper & Forest Products–0.09%
†Fibria Celulose ADR	7,131	81,079

		81,079

Personal Products–0.08%
†Hypermarcas	9,000	73,019

		73,019

Real Estate Management & Development–0.08%
#†=Etalon Group GDR 144A	3,000	16,350
†UEM Land Holdings	87,600	60,701

		77,051

Road & Rail–0.03%
All America Latina Logistica	5,957	24,165

		24,165

Semiconductors & Semiconductor Equipment–0.57%
Samsung Electronics	260	376,004
Taiwan Semiconductor Manufacturing	15,204	50,809
Taiwan Semiconductor Manufacturing ADR	3,500	60,060
United Microelectronics	96,600	39,009

		525,882

Transportation Infrastructure–0.04%
Santos Brasil Participacoes	2,800	39,912

		39,912

Wireless Telecommunication Services–0.70%
America Movil ADR	2,300	53,222

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
×EMERGING MARKETS (continued)
Wireless Telecommunication Services (continued)
China Mobile ADR	1,400	$82,208
†MegaFon GDR	3,100	73,780
Mobile Telesystems ADR	2,200	41,030
MTN Group	2,614	55,177
SK Telecom GDR	13,600	215,288
†Turkcell Iletisim Hizmetleri ADR	3,300	53,262
Vodacom Group	4,783	70,588

		644,555

Total Emerging Markets (Cost $5,131,197)		6,072,969

Total Common Stock (Cost $34,436,611)		45,164,877

CONVERTIBLE PREFERRED STOCK–0.16%
Apache 6.00% exercise price $109.12, expiration date 8/1/13	350	15,995
Aspen Insurance Holdings 5.625% exercise price $29.28, expiration date 12/31/49	318	19,060
Bank of America 7.25% exercise price $50.00, expiration date 12/31/49	7	7,947
#Chesapeake Energy 144A 5.75% exercise price $27.90, expiration date 12/31/49	7	6,234
HealthSouth 6.50% exercise price $30.50, expiration date 12/31/49	23	23,868
Huntington Bancshares 8.50% exercise price $11.95, expiration date 12/31/49	15	18,450
PPL 9.50% exercise price $28.80, expiration date 7/1/13	450	23,742
SandRidge Energy 8.50% exercise price $8.01, expiration date 12/31/49	99	10,350
Wells Fargo 7.50% exercise price $156.71, expiration date 12/31/49	15	18,375

Total Convertible Preferred Stock (Cost $147,813)		144,021

EXCHANGE-TRADED FUNDS–8.03%
iShares MSCI EAFE Growth Index Fund	62,180	3,733,287
iShares MSCI EAFE Index Fund	24,195	1,374,760

LVIP Delaware Foundation® Moderate Allocation Fund–14

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

EXCHANGE-TRADED FUNDS (continued)
Vanguard MSCI EAFE	65,150	$2,295,235

Total Exchange-Traded Funds (Cost $6,108,567)		7,403,282

PREFERRED STOCK–0.33%
Alabama Power 5.625%	1,650	41,745
BB&T 5.85%	1,350	35,073
•PNC Financial Services Group 8.25%	125,000	127,813
•U.S. Bancorp 6.50%	1,600	45,824
Wells Fargo 5.20%	2,200	55,396

Total Preferred Stock (Cost $293,911)		305,851

	Principal Amount°
AGENCY ASSET-BACKED SECURITY–0.00%
•Fannie Mae REMIC Trust Series 2002-W11 AV1 0.55% 11/25/32	634	586

Total Agency Asset-Backed Security (Cost $634)		586

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–0.58%
Fannie Mae REMICs Series 1996-46 ZA 7.50% 11/25/26	6,874	8,003
Series 2003-26 AT 5.00% 11/25/32	48,040	50,334
Series 2003-122 AJ 4.50% 2/25/28	1,986	2,002
Series 2010-41 PN 4.50% 4/25/40	40,000	45,501
•Series 2012-124 SD 5.94% 11/25/42	99,833	31,125
Fannie Mae Whole Loan Series 2004-W9 2A1 6.50% 2/25/44	11,526	13,176
Series 2004-W11 1A2 6.50% 5/25/44	12,402	14,541
Freddie Mac REMICs
Series 1730 Z 7.00% 5/15/24	5,189	5,964
Series 2326 ZQ 6.50% 6/15/31	23,932	27,361
Series 2557 WE 5.00% 1/15/18	21,268	22,695
Series 3173 PE 6.00% 4/15/35	74,311	77,187
Series 3656 PM 5.00% 4/15/40	70,000	78,212
Series 4065 DE 3.00% 6/15/32	5,000	5,252
¿Freddie Mac Structured Pass Through Securities Series T-58 2A 6.50% 9/25/43	15,118	17,620
GNMA Series 2010-113 KE 4.50% 9/20/40	95,000	108,635

	Principal Amount°	Value (U.S. $)

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
NCUA Guaranteed Notes Series 2010-C1 A2 2.90% 10/29/20	30,000	$31,979

Total Agency Collateralized Mortgage Obligations (Cost $510,111)		539,587

AGENCY MORTGAGE-BACKED SECURITIES–6.49%
Fannie Mae 6.50% 8/1/17	4,057	4,489
Fannie Mae ARM
•2.775% 4/1/36	4,202	4,483
•2.811% 11/1/35	3,929	4,190
•3.789% 3/1/38	5,513	5,851
•5.843% 8/1/37	7,110	7,718
Fannie Mae Relocation 30 yr 5.00% 11/1/34	5,152	5,530
Fannie Mae S.F. 15 yr 2.50% 12/1/27	75,000	78,484
3.00% 11/1/27	23,817	25,332
4.00% 11/1/25	103,427	112,560
5.00% 5/1/21	10,169	11,051
5.50% 4/1/23	11,460	12,394
Fannie Mae S.F. 15 yr TBA 2.50% 1/1/28	925,000	967,203
3.00% 1/1/28	1,007,000	1,062,857
Fannie Mae S.F. 30 yr 4.50% 8/1/41	18,630	20,224
5.00% 2/1/35	12,394	13,503
5.50% 4/1/37	51,408	58,295
6.00% 8/1/36	3,808	4,169
6.00% 9/7/36	79,149	86,653
6.00% 4/1/38	102,096	111,553
6.00% 12/1/38	1,010	1,104
6.00% 2/1/41	96,346	106,297
6.50% 2/1/36	16,920	19,110
7.50% 6/1/31	8,853	10,813
Fannie Mae S.F. 30 yr TBA 3.00% 1/1/43	1,263,000	1,323,387
3.50% 1/1/43	1,210,000	1,290,021
Freddie Mac ARM
•2.764% 7/1/36	4,542	4,841
•2.787% 4/1/34	2,462	2,627
•5.812% 10/1/36	6,984	7,550
Freddie Mac S.F. 15 yr 5.00% 6/1/18	3,999	4,284
Freddie Mac S.F. 30 yr 5.50% 7/1/40	370,966	401,442
6.00% 8/1/38	74,333	81,678
6.00% 10/1/38	109,235	120,171
7.00% 11/1/33	4,149	4,890
GNMA I S.F. 30 yr 7.50% 1/15/32	2,245	2,741

Total Agency Mortgage-Backed Securities (Cost $5,951,618)		5,977,495

LVIP Delaware Foundation® Moderate Allocation Fund–15

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

COMMERCIAL MORTGAGE-BACKED SECURITIES–1.10%
BAML Commercial Mortgage Series 2006-4 A4 5.634% 7/10/46	10,000	$11,440
Bear Stearns Commercial Mortgage Securities
•Series 2005-PW10 A4 5.405% 12/11/40	25,000	27,841
•Series 2006-PW12 A4 5.712% 9/11/38	95,000	108,748
•¿Commercial Mortgage Pass Through Certificates Series 2005-C6 A5A 5.116% 6/10/44	115,000	126,906
•Credit Suisse Mortgage Capital Certificates Series 2006-C1 AAB 5.409% 2/15/39	8,597	8,954
#•FREMF Mortgage Trust Series 2012-K21 B 144A 3.938% 7/25/45	20,000	20,422
Goldman Sachs Mortgage Securities II
•Series 2004-GG2 A6 5.396% 8/10/38	70,000	73,968
Series 2005-GG4 A4A 4.751% 7/10/39	20,000	21,571
•Series 2006-GG6 A4 5.553% 4/10/38	20,000	22,517
JPMorgan Chase Commercial Mortgage Securities
•Series 2005-LDP3 A4A 4.936% 8/15/42	40,000	43,985
•Series 2005-LDP4 A4 4.918% 10/15/42	35,000	38,001
Series 2011-C5 A3 4.171% 8/15/46	60,000	68,333
Lehman Brothers-UBS Commercial Mortgage Trust Series 2004-C1 A4 4.568% 1/15/31	30,000	31,129
•Morgan Stanley Capital I Series 2007-T27 A4 5.651% 6/11/42	115,000	136,181
#OBP Depositor Trust Series 2010-OBP A 144A 4.646% 7/15/45	100,000	117,352
#VNO Mortgage Trust Series 2012-6AVE A 144A 2.996% 11/15/30	100,000	103,214
WF-RBS Commercial Mortgage Trust Series 2012-C9 A3 2.87% 11/15/45	45,000	46,409
Series 2012-C9 B 3.84% 11/15/45	10,000	10,310

Total Commercial Mortgage-Backed Securities (Cost $900,962)		1,017,281

	Principal Amount°	Value (U.S. $)

CONVERTIBLE BONDS–0.82%
AAR 1.75% exercise price $28.62, expiration date 1/1/26	13,000	$13,033
Advanced Micro Devices 6.00% exercise price $28.08, expiration date 4/30/15	25,000	23,375
#Alaska Communications Systems Group 144A 6.25% exercise price $10.28, expiration date 4/27/18	15,000	10,125
Alcatel-Lucent USA 2.875% exercise price $15.35, expiration date 6/15/25	4,000	4,035
Alere 3.00% exercise price $43.98, expiration date 5/15/16	18,000	16,920
Ares Capital 5.75% exercise price $19.13, expiration date 9/29/14	19,000	20,496
fArvinMeritor 4.00% exercise price $26.73, expiration date 2/12/27	32,000	24,100
BGC Partners 4.50% exercise price $9.84, expiration date 7/13/16	12,000	11,070
Chesapeake Energy 2.25% exercise price $85.61, expiration date 9/29/14	15,000	12,188
Chesapeake Energy 2.50% exercise price $51.14, expiration date 5/15/37	11,000	9,955
#Clearwire Communications 144A 8.25% exercise price $7.08, expiration date 11/30/40	11,000	12,169
#Corporate Office Properties 4.25% exercise price $47.96, expiration date 9/29/14	27,000	27,996
Dendreon 2.875% exercise price $51.24, expiration date 1/13/16	10,000	7,600
fGeneral Cable 4.50% exercise price $36.75, expiration date 11/15/29	16,000	17,340
Helix Energy Solutions Group 3.25% exercise price $25.02, expiration date 3/12/32	21,000	24,872
fHologic 2.00% exercise price $31.17, expiration date 2/27/42	10,000	9,969
#Iconix Brand Group 144A 2.50% exercise price $30.75, expiration date 5/31/16	18,000	18,731

LVIP Delaware Foundation® Moderate Allocation Fund–16

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CONVERTIBLE BONDS (continued)
#Illumina 144A 0.25% exercise price $83.55, expiration date 3/11/16	15,000	$14,616
Intel 3.25% exercise price $22.20, expiration date 8/1/39	15,000	17,653
International Game Technology 3.25% exercise price $19.97, expiration date 5/1/14	22,000	23,059
Jefferies Group 3.875% exercise price $37.20, expiration date 10/31/29	30,000	29,869
L-3 Communications Holdings 3.00% exercise price $91.21, expiration date 8/1/35	18,000	18,315
Leap Wireless International 4.50% exercise price $93.21, expiration date 7/10/14	30,000	28,763
#Lexington Realty Trust 144A 6.00% exercise price $6.93, expiration date 1/11/30	12,000	18,510
Linear Technology 3.00% exercise price $42.07, expiration date 4/30/27	20,000	20,925
Live Nation Entertainment 2.875% exercise price $27.14, expiration date 7/14/27	37,000	36,815
MGM Resorts International 4.25% exercise price $18.58, expiration date 4/10/15	23,000	24,394
Mylan 3.75% exercise price $13.32, expiration date 9/15/15	9,000	19,176
Nuance Communications 2.75% exercise price $32.30, expiration date 11/1/31	8,000	8,725
NuVasive 2.25% exercise price $44.74, expiration date 3/15/13	8,000	8,010
NuVasive 2.75% exercise price $42.13, expiration date 6/30/17	30,000	26,400
#Owens-Brockway Glass Container 144A 3.00% exercise price $47.47, expiration date 5/28/15	37,000	36,792
Peabody Energy 4.75% exercise price $58.19, expiration date 12/15/41	3,000	2,904
PHH 4.00% exercise price $25.80, expiration date 2/28/14	31,000	34,817

	Principal Amount°	Value (U.S. $)

CONVERTIBLE BONDS (continued)
Rovi 2.625% exercise price $47.36, expiration date 2/10/40	15,000	$14,991
#Ryman Hospitality Properties 144A 3.75% exercise price $22.50, expiration date 9/29/14	7,000	12,224
SanDisk 1.50% exercise price $52.37, expiration date 8/11/17	17,000	19,805
SBA Communications 4.00% exercise price $30.38, expiration date 9/29/14	7,000	16,586
Steel Dynamics 5.125% exercise price $17.32, expiration date 6/15/14	13,000	14,211
#TIBCO Software 2.25% exercise price $50.57, expiration date 4/30/32	9,000	8,601
#Titan Machinery 3.75% exercise price $43.17, expiration date 4/30/19	9,000	8,511
VeriSign 3.25% exercise price $34.37, expiration date 8/15/37	12,000	15,195
#WellPoint 2.75% exercise price $75.57, expiration date 10/15/42	11,000	11,887

Total Convertible Bonds (Cost $698,270)		755,728

CORPORATE BONDS–17.77%
Aerospace & Defense–0.03%
Precision Castparts 2.50% 1/15/23	30,000	30,258

		30,258

Auto Components–0.13%
American Axle & Manufacturing 7.875% 3/1/17	45,000	46,688
Delphi 6.125% 5/15/21	50,000	55,750
Tomkins 9.00% 10/1/18	13,000	14,625

		117,063

Beverages–0.20%
Constellation Brands 4.625% 3/1/23	10,000	10,500
6.00% 5/1/22	40,000	46,000
Heineken #144A 2.75% 4/1/23	60,000	59,044
#144A 3.40% 4/1/22	65,000	67,934

		183,478

LVIP Delaware Foundation® Moderate Allocation Fund–17

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Biotechnology–0.25%
Amgen 3.875% 11/15/21	20,000	$22,004
5.375% 5/15/43	105,000	124,294
Celgene 3.25% 8/15/22	20,000	20,430
3.95% 10/15/20	60,000	65,227

		231,955

Building Products–0.05%
Nortek 8.50% 4/15/21	45,000	50,175

		50,175

Capital Markets–0.25%
E Trade Financial 6.375% 11/15/19	20,000	20,600
Jefferies Group 6.25% 1/15/36	35,000	36,400
6.45% 6/8/27	25,000	26,750
Lazard Group 6.85% 6/15/17	95,000	109,910
#Nuveen Investments 144A 9.50% 10/15/20	35,000	35,000

		228,660

Chemicals–0.58%
Cabot 2.55% 1/15/18	80,000	82,558
3.70% 7/15/22	30,000	30,480
CF Industries 6.875% 5/1/18	90,000	110,071
7.125% 5/1/20	30,000	37,812
Dow Chemical 3.00% 11/15/22	185,000	184,980
Ecolab 1.45% 12/8/17	80,000	79,731
#NewMarket 144A 4.10% 12/15/22	10,000	10,196

		535,828

Commercial Banks–1.59%
Abbey National Treasury Services 4.00% 4/27/16	55,000	58,201
Bancolombia 5.125% 9/11/22	36,000	37,620
BB&T 5.25% 11/1/19	107,000	123,898
Capital One Capital V 10.25% 8/15/39	40,000	40,000
City National 5.25% 9/15/20	60,000	66,940
•Fifth Third Capital Trust IV 6.50% 4/15/37	95,000	95,356
HSBC Holdings 4.00% 3/30/22	170,000	186,490
•PNC Financial Services Group 2.854% 11/9/22	100,000	100,797
PNC Funding 5.625% 2/1/17	38,000	43,915
#•PNC Preferred Funding Trust II 144A 1.531% 3/31/49	100,000	86,500

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Commercial Banks (continued)
SVB Financial Group 5.375% 9/15/20	100,000	$112,583
•USB Capital IX 3.50% 10/29/49	140,000	126,724
Wachovia 5.625% 10/15/16	45,000	51,638
Wells Fargo Bank North America 4.75% 2/9/15	250,000	268,640
Zions Bancorp 4.50% 3/27/17	40,000	41,830
7.75% 9/23/14	25,000	27,315

		1,468,447

Commercial Services & Supplies–0.56%
#Brambles USA 144A 3.95% 4/1/15	115,000	119,957
International Lease Finance 5.875% 4/1/19	20,000	21,180
6.25% 5/15/19	44,000	47,080
8.25% 12/15/20	125,000	149,375
8.75% 3/15/17	80,000	92,800
Penske Truck Leasing #144A 3.375% 3/15/18	25,000	25,254
#144A 4.875% 7/11/22	55,000	56,923

		512,569

Communications Equipment–0.05%
Avaya #144A 7.00% 4/1/19	10,000	9,400
9.75% 11/1/15	40,000	35,800

		45,200

Computers & Peripherals–0.18%
NetApp 2.00% 12/15/17	25,000	24,940
3.25% 12/15/22	75,000	73,987
#Seagate Technology Internationals 144A 10.00% 5/1/14	58,000	62,713

		161,640

Construction Materials–0.06%
Headwaters 7.625% 4/1/19	50,000	53,375

		53,375

Containers & Packaging–0.06%
Berry Plastics 9.75% 1/15/21	35,000	40,513
#Consolidated Container 144A 10.125% 7/15/20	10,000	10,750

		51,263

Diversified Consumer Services–0.09%
Yale University 2.90% 10/15/14	80,000	83,513

		83,513

LVIP Delaware Foundation® Moderate Allocation Fund–18

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Net Assets (continued)

		Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Diversified Financial Services–1.27%
Bank of America 3.75% 7/12/16		40,000	$42,793
3.875% 3/22/17		40,000	43,423
6.125% 9/15/21	GBP	50,000	95,946
#ERAC USA Finance 144A 3.30% 10/15/22		115,000	116,674
General Electric Capital 2.10% 12/11/19		35,000	35,155
5.625% 5/1/18		105,000	124,838
6.00% 8/7/19		125,000	152,283
#•HBOS Capital Funding No. 2 144A 6.071% 6/29/49		40,000	35,200
•ING Groep 5.775% 12/29/49		40,000	38,000
JPMorgan Chase 2.00% 8/15/17		40,000	40,905
2.92% 9/19/17	CAD	100,000	101,450
6.00% 10/1/17		250,000	296,272
PHH 7.375% 9/1/19		10,000	11,150
9.25% 3/1/16		30,000	35,175

			1,169,264

Diversified Telecommunication Services–0.68%
AT&T 2.625% 12/1/22		50,000	50,191
CenturyLink 5.80% 3/15/22		105,000	111,197
#Clearwire Communications 144A 12.00% 12/1/15		20,000	21,600
Intelsat Jackson Holdings 7.25% 10/15/20		40,000	43,650
Intelsat Luxembourg 11.25% 2/4/17		35,000	37,144
Level 3 Communications 11.875% 2/1/19		10,000	11,575
Level 3 Financing 10.00% 2/1/18		35,000	39,200
Qwest 6.75% 12/1/21		45,000	52,829
Telefonica Emisiones 5.462% 2/16/21		55,000	58,781
6.421% 6/20/16		10,000	11,090
Vivendi #144A 3.45% 1/12/18		110,000	113,724
#144A 6.625% 4/4/18		64,000	75,326

			626,307

Electric Utilities–1.08%
American Electric Power 1.65% 12/15/17		25,000	25,117
#APT Pipelines 144A 3.875% 10/11/22		30,000	29,936
ComEd Financing III 6.35% 3/15/33		50,000	52,250
Ipalco Enterprises 5.00% 5/1/18		35,000	36,838

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Electric Utilities (continued)
Jersey Central Power & Light 5.625% 5/1/16	25,000	$28,386
#Korea Hydro & Nuclear Power 144A 3.00% 9/19/22	200,000	197,244
LG&E & KU Energy 4.375% 10/1/21	85,000	93,440
#Narragansett Electric 144A 4.17% 12/10/42	25,000	24,877
•NextEra Energy Capital Holdings 6.35% 10/1/66	105,000	112,181
#Niagara Mohawk Power 144A 2.721% 11/28/22	50,000	49,827
Nisource Finance 5.25% 2/15/43	60,000	63,755
Pennsylvania Electric 5.20% 4/1/20	70,000	80,839
PPL Capital Funding 3.50% 12/1/22	75,000	76,502
•6.70% 3/30/67	35,000	37,047
Public Service Company of Oklahoma 5.15% 12/1/19	50,000	58,461
Wisconsin Power & Light 2.25% 11/15/22	25,000	24,648

		991,348

Energy Equipment & Services–0.39%
#Hercules Offshore 144A 10.50% 10/15/17	45,000	48,713
Transocean 3.80% 10/15/22	50,000	51,351
5.05% 12/15/16	120,000	133,731
Weatherford International Bermuda 4.50% 4/15/22	35,000	37,213
9.625% 3/1/19	65,000	84,905

		355,913

Food & Staples Retailing–0.28%
CVS Caremark 2.75% 12/1/22	75,000	75,438
Safeway 4.75% 12/1/21	85,000	87,734
Walgreen 3.10% 9/15/22	60,000	60,646
Woolworths #144A 3.15% 4/12/16	10,000	10,495
#144A 4.55% 4/12/21	20,000	22,402

		256,715

Food Products–0.10%
Del Monte 7.625% 2/15/19	38,000	39,805
#Kraft Foods Group 144A 5.00% 6/4/42	50,000	56,453

		96,258

Health Care Equipment & Supplies–0.27%
#Alere 144A 7.25% 7/1/18	5,000	5,038

LVIP Delaware Foundation® Moderate Allocation Fund–19

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Health Care Equipment & Supplies (continued)
Biomet #144A 6.50% 8/1/20	15,000	$15,994
#144A 6.50% 10/1/20	5,000	4,994
Boston Scientific 6.00% 1/15/20	30,000	35,045
#Kinetic Concepts 144A 12.50% 11/1/19	35,000	33,644
Zimmer Holdings 3.375% 11/30/21	70,000	72,688
4.625% 11/30/19	70,000	79,524

		246,927

Health Care Providers & Services–0.31%
Community Health Systems 8.00% 11/15/19	15,000	16,313
#Fresenius Medical Care US Finance II 144A 5.875% 1/31/22	20,000	21,800
Highmark #144A 4.75% 5/15/21	35,000	35,309
#144A 6.125% 5/15/41	15,000	14,464
Humana 3.15% 12/1/22	30,000	29,896
Laboratory Corporation of America Holdings 2.20% 8/23/17	55,000	56,517
#MultiPlan 144A 9.875% 9/1/18	25,000	28,000
WellPoint 3.30% 1/15/23	80,000	82,256

		284,555

Hotels, Restaurants & Leisure–0.21%
Darden Restaurants 3.35% 11/1/22	70,000	67,874
Pinnacle Entertainment 8.75% 5/15/20	10,000	10,850
Wyndham Worldwide 4.25% 3/1/22	30,000	31,033
5.625% 3/1/21	40,000	44,719
5.75% 2/1/18	25,000	27,976
Wynn Las Vegas 7.75% 8/15/20	10,000	11,450

		193,902

Household Durables–0.04%
Mohawk Industries 6.375% 1/15/16	11,000	12,430
Newell Rubbermaid 2.05% 12/1/17	25,000	25,362

		37,792

Household Products–0.13%
Energizer Holdings 4.70% 5/24/22	110,000	118,015

		118,015

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Insurance–0.83%
Alleghany 4.95% 6/27/22	15,000	$16,462
•Chubb 6.375% 3/29/67	70,000	76,650
#ING US 144A 5.50% 7/15/22	30,000	32,617
Liberty Mutual Group #144A 4.95% 5/1/22	45,000	49,137
#144A 6.50% 5/1/42	55,000	62,093
#•144A 7.00% 3/15/37	20,000	19,975
MetLife 6.40% 12/15/36	50,000	53,711
6.817% 8/15/18	150,000	189,194
Montpelier Re Holdings 4.70% 10/15/22	75,000	76,881
Prudential Financial 4.50% 11/15/20	20,000	22,369
•5.875% 9/15/42	40,000	42,150
6.00% 12/1/17	75,000	90,089
•XL Group 6.50% 12/31/49	40,000	37,600

		768,928

Internet Software & Services–0.32%
Amazon.com 2.50% 11/29/22	75,000	74,083
eBay 4.00% 7/15/42	155,000	151,604
GXS Worldwide 9.75% 6/15/15	65,000	68,006

		293,693

IT Services–0.13%
First Data 11.25% 3/31/16	40,000	39,400
Fiserv 3.50% 10/1/22	35,000	35,707
Western Union 2.875% 12/10/17	5,000	4,960
3.65% 8/22/18	40,000	40,939

		121,006

Life Sciences Tools & Services–0.01%
Bio-Rad Laboratories 8.00% 9/15/16	9,000	9,828

		9,828

Machinery–0.05%
ArvinMeritor 8.125% 9/15/15	45,000	47,588

		47,588

Media–0.82%
#CC Holdings GS V 144A 3.849% 4/15/23	10,000	10,195
CCO Holdings 5.25% 9/30/22	15,000	15,263
Clear Channel Worldwide Holdings 7.625% 3/15/20	20,000	20,250
Comcast 4.65% 7/15/42	60,000	63,503
#COX Communications 144A 3.25% 12/15/22	25,000	25,836
DIRECTV Holdings 3.80% 3/15/22	50,000	51,683

LVIP Delaware Foundation® Moderate Allocation Fund–20

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Net Assets (continued)

		Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Media (continued)
DIRECTV Holdings (continued)
5.15% 3/15/42		5,000	$5,076
DISH DBS 5.875% 7/15/22		35,000	37,800
Historic TW 6.875% 6/15/18		140,000	176,633
Interpublic Group 2.25% 11/15/17		25,000	24,669
3.75% 2/15/23		40,000	40,191
#Sirius XM Radio 144A 8.75% 4/1/15		40,000	45,500
Time Warner Cable 5.85% 5/1/17		20,000	23,649
8.25% 4/1/19		65,000	86,609
#Univision Communications 144A 6.875% 5/15/19		35,000	36,575
#Viacom 144A 4.375% 3/15/43		55,000	54,328
Walt Disney 2.35% 12/1/22		35,000	35,399

			753,159

Metals & Mining–0.43%
Alcoa 5.40% 4/15/21		15,000	15,638
ArcelorMittal 10.35% 6/1/19		65,000	78,054
Barrick Gold 3.85% 4/1/22		55,000	58,332
Novelis 8.75% 12/15/20		40,000	44,800
Rio Tinto Finance USA 2.875% 8/21/22		70,000	70,610
Ryerson #144A 9.00% 10/15/17		15,000	15,356
#144A 11.25% 10/15/18		5,000	4,619
Southern Copper 5.25% 11/8/42		50,000	50,291
Teck Resources 3.00% 3/1/19		30,000	30,971
3.75% 2/1/23		25,000	25,696

			394,367

Multiline Retail–0.03%
Dollar General 4.125% 7/15/17		10,000	10,550
Macy’s Retail Holdings 5.90% 12/1/16		15,000	17,641

			28,191

Multi-Utilities–1.09%
Ameren Illinois 9.75% 11/15/18		155,000	215,536
CenterPoint Energy 5.95% 2/1/17		65,000	75,584
CMS Energy 4.25% 9/30/15		135,000	143,918
#GDF Suez 144A 2.875% 10/10/22		40,000	39,675
•Integrys Energy Group 6.11% 12/1/66		60,000	62,980
•Puget Sound Energy 6.974% 6/1/67		110,000	117,288
SCANA 4.125% 2/1/22		60,000	63,032
Sempra Energy 2.875% 10/1/22	.	160,000	160,727

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Multi-Utilities (continued)
•Wisconsin Energy 6.25% 5/15/67	120,000	$129,274

		1,008,014

Office Electronics–0.09%
Xerox 6.35% 5/15/18	75,000	86,598

		86,598

Oil, Gas & Consumable Fuels–3.08%
Apache 2.625% 1/15/23	65,000	65,020
Chevron 2.355% 12/5/22	90,000	90,342
Ecopetrol 7.625% 7/23/19	67,000	86,933
El Paso Pipeline Partners Operating 6.50% 4/1/20	210,000	257,109
•Enbridge Energy Partners 8.05% 10/1/37	105,000	119,380
Energy Transfer Partners 9.70% 3/15/19	43,000	57,993
#ENI 144A 4.15% 10/1/20	100,000	102,575
•Enterprise Products Operating 7.034% 1/15/68	110,000	126,085
EOG Resources 2.625% 3/15/23	30,000	30,278
#IPIC GMTN 144A 5.50% 3/1/22	200,000	236,750
Kinder Morgan Energy Partners 9.00% 2/1/19	85,000	114,709
Murphy Oil 2.50% 12/1/17	65,000	65,476
3.70% 12/1/22	40,000	39,930
Newfield Exploration 5.625% 7/1/24	15,000	16,238
Occidental Petroleum 2.70% 2/15/23	15,000	15,339
ONEOK Partners 2.00% 10/1/17	130,000	131,229
Pemex Project Funding Master Trust 6.625% 6/15/35	30,000	38,250
Petrobras International Finance 3.875% 1/27/16	45,000	47,700
5.375% 1/27/21	46,000	52,018
Petrohawk Energy 7.25% 8/15/18	70,000	79,119
Petroleos de Venezuela 9.00% 11/17/21	165,000	158,235
Petroleos Mexicanos 5.50% 6/27/44	80,000	88,200
Plains All American Pipeline 8.75% 5/1/19	85,000	115,784
Pride International 6.875% 8/15/20	100,000	126,666
Range Resources 5.00% 8/15/22	35,000	36,750
#Ras Laffan Liquefied Natural Gas III 144A 5.832% 9/30/16	16,160	17,841

LVIP Delaware Foundation® Moderate Allocation Fund–21

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
Shell International Finance 2.25% 1/6/23	40,000	$39,605
Statoil 2.45% 1/17/23	30,000	29,996
Talisman Energy 5.50% 5/15/42	90,000	99,571
•TransCanada PipeLines 6.35% 5/15/67	155,000	166,300
Williams Partners 7.25% 2/1/17	75,000	91,195
#Woodside Finance 144A 8.75% 3/1/19	75,000	98,738

		2,841,354

Paper & Forest Products–0.27%
Domtar 4.40% 4/1/22	20,000	20,265
Georgia-Pacific 8.00% 1/15/24	130,000	182,124
International Paper 6.00% 11/15/41	20,000	23,770
9.375% 5/15/19	15,000	20,482

		246,641

Pharmaceuticals–0.11%
NBTY 9.00% 10/1/18	55,000	62,425
Teva Pharmaceutical Finance 2.95% 12/18/22	40,000	40,549

		102,974

Real Estate Investment Trusts–0.92%
Alexandria Real Estate Equities 4.60% 4/1/22	80,000	86,029
Brandywine Operating Partnership 4.95% 4/15/18	60,000	65,702
BRE Properties 3.375% 1/15/23	40,000	39,677
DDR 4.625% 7/15/22	20,000	21,869
Developers Diversified Realty 4.75% 4/15/18	35,000	38,835
7.50% 4/1/17	15,000	18,009
7.875% 9/1/20	80,000	102,709
9.625% 3/15/16	20,000	24,569
Digital Realty Trust 5.25% 3/15/21	140,000	155,209
Host Hotels & Resorts 4.75% 3/1/23	75,000	79,875
Mack-Cali Realty 2.50% 12/15/17	55,000	55,653
National Retail Properties 3.80% 10/15/22	5,000	5,087
=3.95% 9/15/26	9,000	11,811
Regency Centers 4.80% 4/15/21	45,000	49,852
5.875% 6/15/17	15,000	17,365
WEA Finance #144A 3.375% 10/3/22	30,000	30,895

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Real Estate Investment Trusts (continued)
WEA Finance (continued)
#144A 4.625% 5/10/21	40,000	$44,867

		848,013

Semiconductors & Semiconductor Equipment–0.04%
Intel 2.70% 12/15/22	40,000	40,031

		40,031

Software–0.20%
Autodesk 1.95% 12/15/17	25,000	24,905
Microsoft 2.125% 11/15/22	85,000	84,354
Oracle 2.50% 10/15/22	70,000	70,783
5.75% 4/15/18	5,000	6,092

		186,134

Textiles, Apparel & Luxury Goods–0.04%
Hanesbrands 6.375% 12/15/20	35,000	38,675

		38,675

Tobacco–0.09%
Reynolds American 3.25% 11/1/22	85,000	85,561

		85,561

Trading Companies & Distributors–0.04%
#H&E Equipment Services 144A 7.00% 9/1/22	20,000	21,400
#HD Supply 144A 11.00% 4/15/20	10,000	11,850

		33,250

Wireless Telecommunication Services–0.34%
#Crown Castle Towers 144A 4.883% 8/15/20	240,000	271,244
Sprint Nextel 9.125% 3/1/17	35,000	41,388

		312,632

Total Corporate Bonds (Cost $15,229,691)		16,377,057

MUNICIPAL BOND–0.05%
Oregon State Taxable Pension 5.892% 6/1/27	35,000	44,670

Total Municipal Bond (Cost $35,000)		44,670

NON-AGENCY ASSET-BACKED SECURITIES–0.43%
•Ally Master Owner Trust Series 2011-1 A1 1.079% 1/15/16	100,000	100,653

LVIP Delaware Foundation® Moderate Allocation Fund–22

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Net Assets (continued)

		Principal Amount°	Value (U.S. $)

NON-AGENCY ASSET-BACKED SECURITIES (continued)
General Electric Capital Credit Card Master Note Trust Series 2012-6 A 1.36% 8/17/20		100,000	$101,006
#Golden Credit Card Trust Series 2012-2A A1 144A 1.77% 1/15/19		100,000	102,984
#•MASTR Specialized Loan Trust Series 2005-2 A2 144A 5.006% 7/25/35		5,120	5,191
Mid-State Trust Series 11 A1 4.864% 7/15/38		12,954	13,361
#Sonic Capital Series 2011-1A A2 144A 5.438% 5/20/41		28,575	32,026
#•Trafigura Securitisation Finance Series 2012-1A A 144A 2.609% 10/15/15		40,000	40,556

Total Non-Agency Asset-Backed Securities (Cost $387,791)			395,777

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–0.16%
•American Home Mortgage Investment Trust Series 2005-2 5A1 5.064% 9/25/35		22,239	22,507
Bank of America Alternative Loan Trust Series 2005-3 2A1 5.50% 4/25/20		15,873	16,644
Series 2005-6 7A1 5.50% 7/25/20		2,639	2,747
•Chaseflex Trust Series 2006-1 A4 6.23% 6/25/36		100,000	87,750
#•GSMPS Mortgage Loan Trust Series 1998-3 A 7.75% 9/19/27		12,006	12,704
•MASTR ARM Trust Series 2003-6 1A2 2.825% 12/25/33		4,257	4,241

Total Non-Agency Collarterized Mortgage Obligations (Cost $108,551)			146,593

rREGIONAL BONDS–1.28%
Australia–0.94%
New South Wales Treasury 6.00% 4/1/19	AUD	152,000	179,913
6.00% 3/1/22	AUD	100,000	120,124
Queensland Treasury 6.25% 6/14/19	AUD	289,000	346,469

		Principal Amount°	Value (U.S. $)

rREGIONAL BONDS (continued)
Australia (continued)
Victoria Treasury 6.00% 10/17/22	AUD	182,000	$220,400

			866,906

Canada–0.34%
British Columbia Province 2.00% 10/23/22		75,000	74,071
Province of Manitoba 2.10% 9/6/22		85,000	84,698
Province of Ontario 3.15% 6/2/22	CAD	48,000	50,033
Province of Quebec 4.25% 12/1/21	CAD	89,000	100,256

			309,058

Total Regional Bonds (Cost $1,139,173)			1,175,964

«SENIOR SECURED LOANS–2.56%
Bausch & Lomb Tranche B 5.25% 5/17/19		54,725	55,277
BJ’s Wholesale Club 1st Lien 6.50% 9/26/19		20,000	20,292
Brock Holdings III 6.00% 3/16/17		8,112	8,152
10.00% 3/16/18		20,000	20,150
Burlington Coat Factory Warehouse 5.50% 2/23/17		186,812	188,681
Caesars Entertainment Operating Tranche B6 5.46% 1/28/18		189,000	169,156
Chrysler Group 6.00% 5/24/17		162,910	166,598
Clear Channel Communications Tranche A 3.612% 7/30/14		60,681	59,129
Compass Investors Tranche B 5.25% 12/14/19		40,000	39,967
DaVita Tranche B 4.50% 10/20/16		44,658	45,037
Delos Aircraft 4.75% 4/12/16		180,000	181,800
Delta Air Lines Tranche B 5.50% 4/20/17		49,374	49,945
Emdeon Tranche B 5.00% 11/2/18		44,551	45,047
First Data 5.211% 3/24/17		217,237	213,910
Getty Images Tranche B 4.75% 10/18/19		40,000	40,105
Gray Television 4.75% 10/12/19		40,000	40,342
Immucor Tranche B 5.75% 8/19/18		19,751	20,038

LVIP Delaware Foundation® Moderate Allocation Fund–23

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Net Assets (continued)

		Principal Amount°	Value (U.S. $)

«SENIOR SECURED LOANS (continued)
Infor US Tranche B2 5.25% 4/5/18		174,126	$176,038
Level 3 Financing 4.75% 8/1/19		60,000	60,431
Multiplan Tranche B 4.75% 8/28/17		24,901	25,119
Nuveen Investments 5.812% 5/13/17		52,330	52,649
8.25% 2/28/19		85,000	86,860
OSI Restaurant Partners Tranche B 1st Lien 4.80% 10/23/19		95,000	96,094
PQ Tranche B 5.25% 5/8/17		25,000	25,175
Remy International Tranche B 6.25% 12/16/16		38,264	38,614
Samson Investment Company 2nd Lien 6.00% 9/25/18		70,000	70,846
Toys R Us Tranche B 6.00% 9/1/16		54,195	52,592
Truven Health Tranche B 5.75% 5/23/19		5,000	5,013
Univision Communications 4.462% 3/31/17		111,438	109,818
Warner Chilcott Tranche B1 4.25% 3/15/18		14,764	14,920
Warner Chilcott Tranche B2 4.25% 3/15/18		7,382	7,460
Warner Chilcott Tranche B3 4.25% 3/15/18		5,607	5,666
WC Luxco 4.25% 3/15/18		10,150	10,257
WideOpenWest Finance 6.25% 7/17/18		110,000	111,419
Zayo Group Tranche B 1st Lien 5.25% 7/2/19		44,887	45,504

Total Senior Secured Loans (Cost $2,307,515)			2,358,101

rSOVEREIGN BONDS–3.48%
Brazil–0.10%
Brazil Notas do Tesouro Nacional Serie F 10.00% 1/1/17	BRL	181,000	93,102

			93,102

Colombia–0.31%
Colombia Government International 4.375% 3/21/23	COP	265,000,000	150,137
6.125% 1/18/41		100,000	137,800

			287,937

Finland–0.09%
Finland Government 4.00% 7/4/25	EUR	52,000	85,689

		Principal Amount°	Value (U.S. $)

rSOVEREIGN BONDS (continued)
Finland (continued)
Finland Government (continued)
			$85,689

Indonesia–0.37%
Indonesia Treasury 7.00% 5/15/22	IDR	1,750,000,000	206,363
7.00% 5/15/27	IDR	723,000,000	83,152
11.00% 11/15/20	IDR	325,000,000	46,532

			336,047

Malaysia–0.04%
Malaysia Government 4.262% 9/15/16	MYR	112,000	38,078

			38,078

Mexico–0.49%
Mexican Bonos 6.00% 6/18/15	MXN	1,059,000	84,874
6.50% 6/10/21	MXN	476,100	40,232
6.50% 6/9/22	MXN	364,000	30,794
8.00% 12/17/15	MXN	2,728,200	230,218
Mexico Government International 4.75% 3/8/44		60,000	67,950

			454,068

Panama–0.11%
Panama Government International 6.70% 1/26/36		32,000	45,600
8.875% 9/30/27		34,000	55,505

			101,105

Peru–0.21%
Republic of Peru 5.625% 11/18/50		20,000	26,030
7.125% 3/30/19		126,000	165,564

			191,594

Philippines–0.38%
Republic of Philippines 9.50% 10/21/24		218,000	352,070

			352,070

Poland–0.27%
Poland Government 4.00% 10/25/23	PLN	102,000	33,795
5.75% 10/25/21	PLN	559,000	210,191

			243,986

Republic of Korea–0.07%
Korea Treasury Inflation-Linked 2.75% 6/10/20	KRW	58,731,591	63,696

			63,696

LVIP Delaware Foundation® Moderate Allocation Fund–24

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Net Assets (continued)

		Principal Amount°	Value (U.S. $)

rSOVEREIGN BONDS (continued)
South Africa–0.57%
South Africa Government 7.00% 2/28/31	ZAR	272,000	$29,867
7.25% 1/15/20	ZAR	1,272,000	158,849
8.00% 12/21/18	ZAR	652,000	84,764
South Africa Government Bonds 10.50% 12/21/26	ZAR	1,679,000	254,812

			528,292

Turkey–0.29%
Turkey Government 4.50% 2/11/15	TRY	53,363	32,494
9.00% 3/5/14	TRY	161,000	93,744
10.50% 1/15/20	TRY	207,000	142,380

			268,618

United Kingdom–0.09%
United Kingdom Gilt 4.50% 3/7/19	GBP	42,000	82,147

			82,147

Uruguay–0.09%
Republic of Uruguay 8.00% 11/18/22		58,500	85,235

			85,235

Total Sovereign Bonds (Cost $3,032,208)			3,211,664

SUPRANATIONAL BANKS–0.20%
Andina de Fomento 4.375% 6/15/22		40,000	43,511
International Bank for Reconstruction & Development 3.375% 4/30/15	NOK	490,000	91,398
3.625% 6/22/20	NOK	270,000	51,955

Total Supranational Banks (Cost $174,116)			186,864

U.S. TREASURY OBLIGATIONS–2.74%
U.S. Treasury Inflation Index Bonds 2.75% 8/15/42		660,000	637,415
U.S. Treasury Notes 0.625% 11/30/17		250,000	249,199

	Principal Amount°	Value (U.S. $)

U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Notes (continued)
0.75% 12/31/17	60,000	$60,108
¥1.625% 11/15/22	1,595,000	1,577,804

Total U.S. Treasury Obligations (Cost $2,555,163)		2,524,526

	Number of Shares
WARRANT–0.02%
†Kinder Morgan	4,048	15,301

Total Warrant (Cost $7,246)		15,301

MONEY MARKET MUTUAL FUND–0.04%
Dreyfus Treasury & Agency Cash Management Fund	32,856	32,856

Total Money Market Mutual Fund (Cost $32,856)		32,856

	Principal Amount°
SHORT-TERM INVESTMENTS–10.33%
≠Discounted Commercial Paper–6.54%
Abbey National North America 0.05% 1/2/13	4,500,000	4,499,978
BNP Paribas Finance 0.02% 1/2/13	1,525,000	1,524,999

		6,024,977

≠U.S. Treasury Obligations–3.79%
U.S. Treasury Bills 0.105% 5/23/13	875,000	874,657
0.105% 5/30/13	875,000	874,640
0.12% 6/6/13	875,000	874,624
0.125% 6/13/13	875,000	874,597

		3,498,518

Total Short-Term Investments (Cost $9,523,285)		9,523,495

TOTAL VALUE OF SECURITIES–105.58% (Cost $83,581,092)	97,301,576
«LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(5.58%)	(5,142,391)

NET ASSETS APPLICABLE TO 6,362,164 SHARES OUTSTANDING–100.00%	$92,159,185

NET ASSET VALUE–LVIP DELAWARE FOUNDATION® MODERATE ALLOCATION FUND STANDARD CLASS ($89,494,513 / 6,181,637 Shares)	$14.477

NET ASSET VALUE–LVIP DELAWARE FOUNDATION® MODERATE ALLOCATION FUND SERVICE CLASS ($2,664,672 / 180,527 Shares)	$14.761

LVIP Delaware Foundation® Moderate Allocation Fund–25

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Net Assets (continued)

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2012:
Shares of beneficial interest (unlimited authorization–no par)	$76,998,906
Undistributed net investment income	29,984
Accumulated net realized gain on investments	1,429,840
Net unrealized appreciation of investments and derivatives	13,700,455

Total net assets	$92,159,185

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2012, the aggregate value of Rule 144A securities was $3,594,390, which represented 3.90% of the Fund’s net assets. See Note 8 in “Notes to Financial Statements.”

r	Securities have been classified by country of origin.

†	Non-income producing for the period.

•	Variable rate security. The rate shown is the rate as of December 31, 2012. Interest rates reset periodically.

«	Of this amount, $5,080,728 represents payable for securities purchased and $834,315 represents payable for fund shares redeemed as of December 31, 2012.

¿	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At December 31, 2012, the aggregate value of the fair valued securities was $135,404, which represented 0.15% of the Fund’s net assets. See Note 1 in “Notes to Financial Statements.”

≠	The rate shown is the effective yield at the time of purchase.

«	Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale. Stated rate in effect at December 31, 2012.

×	Emerging Markets – developing countries with relatively low per capita income, often with above-average economic growth potential but with more risk.

§	Developed Markets – countries that are thought to be most developed and therefore less risky than emerging markets.

°	Principal amount shown is stated in U.S. Dollars unless noted that the security is denominated in another currency.

¥	Fully or partially pledged as collateral for futures contracts.

f	Step coupon bond. Coupon increases/decreases periodically based on predetermined schedule. Stated rate in effect at December 31, 2012.

The following foreign currency exchange contracts and futures contracts were outstanding at December 31, 2012:1

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)	In Exchange For	Settlement Date	Unrealized Appreciation (Depreciation)
BAML	CAD 143,163	USD (143,997)	2/1/13	$37
BAML	COP 125,377,000	USD (69,661)	2/1/13	1,118
BAML	EUR (493,858)	USD 639,141	2/1/13	(12,742)
BAML	JPY (30,560,013)	USD 371,586	2/1/13	19,215
BAML	KRW (36,884,900)	USD 34,102	2/1/13	(501)
BAML	NOK (187,083)	USD 32,923	2/1/13	(684)
BAML	NZD 36,513	USD (30,423)	2/1/13	(240)
BAML	TRY 178,230	USD (98,983)	2/1/13	584
BAML	ZAR (1)	USD (29)	2/1/13	(29)
BCLY	RUB 3,735,660	USD (120,419)	2/1/13	1,113
CITI	GBP (18,818)	USD 30,278	2/1/13	(297)
CITI	JPY 6,273,225	USD (76,305)	2/1/13	(3,971)
CITI	RUB 2,864,700	USD (92,460)	2/1/13	736
CITI	TRY 178,230	USD (98,904)	2/1/13	663
CSFB	IDR 472,499,120	USD (48,401)	1/30/13	431
GSC	BRL 536,012	USD (255,791)	2/1/13	4,709

LVIP Delaware Foundation® Moderate Allocation Fund–26

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Net Assets (continued)

Foreign Currency Exchange Contracts (continued)

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
GSC	GBP	(66,254)	USD	106,560	2/1/13	$(1,088)
GSC	NOK	(166,080)	USD	29,203	2/1/13	(630)
HSBC	EUR	(43,476)	USD	56,285	2/1/13	(1,103)
HSBC	GBP	104,241	USD	(167,703)	2/1/13	1,667
HSBC	JPY	17,968,974	USD	(217,940)	2/1/13	(10,749)
HSBC	MXN	(1,946,145)	USD	151,500	2/1/13	506
HSBC	TRY	108,960	USD	(60,499)	2/1/13	370
JPMC	BRL	266,250	USD	(126,755)	2/1/13	2,642
JPMC	EUR	(242,033)	USD	313,865	2/1/13	(5,614)
JPMC	GBP	(60,488)	USD	97,204	2/1/13	(1,076)
JPMC	JPY	9,878,704	USD	(117,999)	2/1/13	(4,093)
JPMC	NOK	(338,484)	USD	59,529	2/1/13	(1,276)
JPMC	SEK	973,757	USD	(148,000)	2/1/13	1,668
MNB	AUD	(1,094)	USD	1,132	1/2/13	(5)
MNB	CAD	(5,935)	USD	5,963	1/2/13	(12)
MNB	CHF	(6,120)	USD	6,683	1/3/13	(2)
MNB	DKK	(8,213)	USD	1,454	1/3/13	1
MNB	EUR	(269)	USD	358	1/2/13	2
MNB	GBP	(4,734)	USD	7,611	1/2/13	(81)
MNB	HKD	(19,968)	USD	2,575	1/2/13	0
MNB	JPY	(761,539)	USD	8,840	1/7/13	60
MNB	KRW	(964,128)	USD	899	1/2/13	(7)
MNB	NOK	(9,559)	USD	1,711	1/3/13	(8)
MNB	SEK	(16,044)	USD	2,461	1/3/13	(6)
MSC	BRL	288,912	USD	(137,875)	2/1/13	2,535
MSC	GBP	(45,733)	USD	73,552	2/1/13	(753)
MSC	JPY	3,743,459	USD	(45,511)	2/1/13	(2,347)
TD	JPY	(12,795,056)	USD	152,000	2/1/13	4,466
TD	RUB	4,319,000	USD	(140,000)	2/1/13	510

						$(4,281)

Futures Contracts

Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
(3) Euro-O.A.T	$(532,755)	$(539,030)	3/12/13	$(6,275)
6 Long Gilt	1,147,496	1,159,434	3/29/13	11,938
(5) U.S. Treasury 10 yr Notes	(664,361)	(663,906)	3/29/13	455
(9) U.S. Treasury Long Bonds	(1,313,504)	(1,327,500)	3/29/13	(13,996)

	$(1,363,124)			$(7,878)

The use of foreign currency exchange contracts and futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1]	See Note 7 in “Notes to Financial Statements.”

Summary of Abbreviations:

ADR–American Depositary Receipt

ARM–Adjustable Rate Mortgage

AUD–Australian Dollar

BAML–Bank of America Merrill Lynch

BCLY–Barclays Bank

BRL–Brazilian Real

LVIP Delaware Foundation® Moderate Allocation Fund–27

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Net Assets (continued)

Summary of Abbreviations: (continued)

CAD–Canadian Dollar

CHF–Swiss Franc

CITI–Citigroup Global Securities

COP–Colombian Peso

CSFB–Credit Suisse Bank

DKK–Danish Krone

EUR–European Monetary Unit

GBP–British Pound Sterling

GDR–Global Depositary Receipt

GNMA–Government National Mortgage Association

GSC–Goldman Sachs Capital

GSMPS–Goldman Sachs Reperforming Mortgage Securities

HKD–Hong Kong Dollar

HSBC–Hong Kong Shanghai Bank

IDR–Indonesian Rupiah

JPMC–JPMorgan Chase Bank

JPY–Japanese Yen

KRW–South Korean Won

MASTR–Mortgage Asset Securitization Transactions, Inc.

MNB–Mellon National Bank

MSC–Morgan Stanley Capital

MXN–Mexican Peso

MYR–Malaysian Ringgit

NCUA–National Credit Union Administration

NOK–Norwegian Kroner

NVDR–Non-Voting Depositary Receipt

NZD–New Zealand Dollar

O.A.T–Obligations Assimilables du Tresor

PLN–Polish Zloty

REIT–Real Estate Investment Trust

REMIC–Real Estate Mortgage Investment Conduit

RUB–Russian Ruble

SEK–Swedish Krona

S.F.–Single Family

TBA–To be announced

TD–TD Securities

TRY–Turkish Lira

USD–United States Dollar

yr–Year

ZAR–South African Rand

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Foundation® Moderate Allocation Fund–28

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Operations

Year Ended December 31, 2012

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Changes in Net Assets

INVESTMENT INCOME:
Interest	$1,595,047
Dividends	1,505,390
Foreign tax withheld	(48,824)

3,051,613

EXPENSES:
Management fees	795,519
Custodian fees	57,384
Pricing fees	52,753
Accounting and administration expenses	45,810
Professional fees	38,556
Reports and statements to shareholders	32,637
Distribution fees-Service Class	4,386
Trustees’ fees	2,869
Other	38,590

1,068,504
Less expenses waived/reimbursed	(289,812)

Total operating expenses	778,692

NET INVESTMENT INCOME	2,272,921

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	3,068,918
Foreign currencies	2,417
Foreign currency exchange contracts	(309,088)
Futures contracts	(191,182)
Options written	26,062
Swap contracts	(686,565)

Net realized gain	1,910,562

Net change in unrealized appreciation (depreciation) of:
Investments	6,160,894
Foreign currencies	(2,315)
Foreign currency exchange contracts	(109,482)
Futures contracts	(29,860)
Options written	(2,954)
Swap contracts	28,052

Net change in unrealized appreciation (depreciation)	6,044,335

NET REALIZED AND UNREALIZED GAIN	7,954,897

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,227,818

See accompanying notes, which are an integral part of the financial statements.

	Year Ended
	12/31/12	12/31/11
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$2,272,921	$2,524,951
Net realized gain	1,910,562	2,388,585
Net change in unrealized appreciation (depreciation)	6,044,335	(4,704,587)

Net increase in net assets resulting from operations	10,227,818	208,949

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(2,072,210)	(2,846,637)
Service Class	(47,126)	(21,042)
Net realized gain on investments:
Standard Class	(119,465)	—
Service Class	(2,675)	—

	(2,241,476)	(2,867,679)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	22,504,634	26,305,743
Service Class	1,553,689	704,175
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	2,191,675	2,846,637
Service Class	49,801	21,042

	26,299,799	29,877,597

Cost of shares repurchased:
Standard Class	(55,326,818)	(15,805,729)
Service Class	(106,735)	(24,054)

	(55,433,553)	(15,829,783)

Increase (Decrease) in net assets derived from capital share transactions	(29,133,754)	14,047,814

NET INCREASE (DECREASE) IN NET ASSETS	(21,147,412)	11,389,084
NET ASSETS:
Beginning of year	113,306,597	101,917,513

End of year	$92,159,185	$113,306,597

Undistributed net investment income	$29,984	$166,956

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Foundation® Moderate Allocations Fund–29

LVIP Delaware Foundation® Moderate Allocation Fund

Financial Highlights1

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Delaware Foundation® Moderate Allocation Fund Standard Class
	Year Ended
	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08
Net asset value, beginning of period	$13.334	$13.650	$12.613	$11.050	$14.800

Income (loss) from investment operations:
Net investment income[2]	0.303	0.320	0.334	0.363	0.411
Net realized and unrealized gain (loss)	1.199	(0.286)	1.044	1.841	(3.622)

Total from investment operations	1.502	0.034	1.378	2.204	(3.211)

Less dividends and distributions from:
Net investment income	(0.339)	(0.350)	(0.341)	(0.641)	(0.539)
Net realized gain	(0.020)	—	—	—	—

Total dividends and distributions	(0.359)	(0.350)	(0.341)	(0.641)	(0.539)

Net asset value, end of period	$14.477	$13.334	$13.650	$12.613	$11.050

Total return[3]	11.30%	0.27%	11.00%	21.04%	(22.48% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$89,494	$112,260	$101,545	$83,514	$16,687
Ratio of expenses to average net assets	0.73%	0.73%	0.73%	0.77%	0.99%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.00%	0.97%	1.00%	1.01%	0.99%
Ratio of net investment income to average net assets	2.15%	2.31%	2.58%	3.10%	3.19%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.88%	2.07%	2.31%	2.86%	3.19%
Portfolio turnover	161%	143%	148%	67% [4]	131%

[1]

Effective June 15 2009, the Delaware VIP Balanced Series, a series of Delaware VIP Trust (the Balanced Series) was reorganized into the Fund. The financial highlights for the periods prior to June 15, 2009 reflect the performance of the Balanced Series.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Due to the Fund’s reorganization on June 12, 2009, portfolio turnover is representative for the period June 15, 2009 through December 31, 2009.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Foundation® Moderate Allocation Fund–30

LVIP Delaware Foundation® Moderate Allocation Fund

Financial Highlights1 (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Delaware Foundation® Moderate Allocation Fund Service Class
	Year Ended
	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08
Net asset value, beginning of period	$13.589	$13.905	$12.855	$11.130	$14.770

Income (loss) from investment operations:
Net investment income[2]	0.274	0.289	0.312	0.332	0.376
Net realized and unrealized gain (loss)	1.221	(0.289)	1.057	1.955	(3.515)

Total from investment operations	1.495	—	1.369	2.287	(3.139)

Less dividends and distributions from:
Net investment income	(0.303)	(0.316)	(0.319)	(0.562)	(0.501)
Net realized gain	(0.020)	—	—	—	—

Total dividends and distributions	(0.323)	(0.316)	(0.319)	(0.562)	(0.501)

Net asset value, end of period	$14.761	$13.589	$13.905	$12.855	$11.130

Total return[3]	11.03%	0.02%	10.73%	21.55%	(21.98% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,665	$1,047	$373	$21	$—
Ratio of expenses to average net assets	0.98%	0.98%	0.98%	1.02%	1.24%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.25%	1.22%	1.25%	1.26%	1.29%
Ratio of net investment income to average net assets	1.90%	2.06%	2.33%	2.85%	2.94%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.63%	1.82%	2.06%	2.61%	2.89%
Portfolio turnover	161%	143%	148%	67% [4]	131%

[1]

Effective June 15 2009, the Delaware VIP Balanced Series, a series of Delaware VIP Trust (the Balanced Series) was reorganized into the Fund. The financial highlights for the periods prior to June 15, 2009 reflect the performance of the Balanced Series.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers by the manager and distributor, as applicable. Performance would have been lower had the waivers not been in effect.

[4]	Due to the Fund’s reorganization on June 12, 2009, portfolio turnover is representative for the period June 15, 2009 through December 31, 2009.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Foundation® Moderate Allocation Fund–31

LVIP Delaware Foundation® Moderate Allocation Fund

Notes to Financial Statements

December 31, 2012

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 66 series (Series). These financial statements and the related notes pertain to the LVIP Delaware Foundation® Moderate Allocation Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life), Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies), and to unaffiliated insurance companies. The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek capital appreciation with current income as a secondary objective.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities and Exchange-Traded Funds (ETFs), except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security or ETF does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sales price on the valuation date. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Other debt securities and credit default swap (CDS) contracts are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Short-term debt securities having less than 60 days to maturity are valued using the evaluated mean. Open-end investment companies are valued at net asset value per share. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2009–December 31, 2012), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

To Be Announced Trades–The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g., when issued, delayed delivery, forward commitment, or TBA transactions) consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S.

LVIP Delaware Foundation® Moderate Allocation Fund–32

LVIP Delaware Foundation® Moderate Allocation Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of realized gains and losses on investments in debt securities, which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. For foreign equity securities, these changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Discounts and premiums on non-convertible debt securities are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2012.

2. Management Fees and Other Transactions with Affiliates

Lincoln Investment Advisors Corporation (LIAC) is a registered investment advisor and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolios, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate 0.75% of the average daily net assets of the Fund. LIAC has contractually agreed to waive 0.10% of average daily net asset of the Fund’s advisory fee. The agreement will continue at least through April 30, 2013, and cannot be terminated before that date without the mutual agreement of the Trust’s Board and LIAC.

LIAC has contractually agreed to waive its fees and/or reimburse the Fund to the extent that the Fund’s annual operating expenses exceed 0.73% of average daily net assets for the Standard Class (and 0.98% for the Service Class). The agreement will continue at least through April 30, 2013, and cannot be terminated before that date without the mutual agreement of the Trust’s Board and LIAC.

Delaware Management Company (DMC) (Sub-Advisor), a series of Delaware Management Business Trust is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays DMC a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund paid Lincoln Life a fee at an annual rate of 0.008% of the average daily net assets of the Fund and reimbursed Lincoln Life for the cost of internal legal services. For the year ended December 31, 2012, fees for these administrative and legal services amounted to $8,486 and $1,090, respectively. Beginning January 1, 2013, the Trust will reimburse Lincoln Life for the cost of administrative and internal legal services.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board. No distribution expenses are paid by Standard Class shares.

LVIP Delaware Foundation® Moderate Allocation Fund–33

LVIP Delaware Foundation® Moderate Allocation Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions with Affiliates (continued)

At December 31, 2012, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$47,301
Distribution fees payable to LFD	523

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The Fund pays the compensation of unaffiliated trustees.

3. Investments

For the year ended December 31, 2012, the Fund made purchases of $115,955,764 and sales of $139,526,848 of investment securities other than long-term U.S. government securities and short-term investments. For the year ended December 31, 2012, the Fund made purchases of $43,574,153 and sales of $49,811,161 of long-term U.S. government securities.

At December 31, 2012, the cost of investments for federal income tax purposes was $84,582,331. At December 31, 2012, net unrealized appreciation was $12,719,245, of which $14,895,848 related to unrealized appreciation of investments and $2,176,603 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

LVIP Delaware Foundation® Moderate Allocation Fund–34

LVIP Delaware Foundation® Moderate Allocation Fund

Notes to Financial Statements (continued)

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Agency, Asset-& Mortgage-Backed Securities	$—	$8,036,763	$40,556	$8,077,319
Common Stock	34,669,640	10,478,887	16,350	45,164,877
Corporate Debt	52,820	19,570,276	11,811	19,634,907
Foreign Debt	—	4,574,492	—	4,574,492
Investment Companies	7,436,138	—	—	7,436,138
Municipal Bond	—	44,670	—	44,670
U.S. Treasury Obligations	—	2,524,526	—	2,524,526
Short-Term Investments	—	9,523,495	—	9,523,495
Other	193,339	127,813	—	321,152

Total	$42,351,937	$54,880,922	$68,717	$97,301,576

Foreign Currency Exchange Contracts	$—	$(4,281)	$—	$(4,281)

Futures Contracts	$(7,878)	$—	$—	$(7,878)

As a result of international fair value pricing at December 31, 2012, a portion of the Fund’s common stock investments were categorized as Level 2. During the year ended December 31, 2012, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing. In accordance with the fair valuation procedures described in Note 1, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2012 and 2011 was as follows:

	Year Ended 12/31/12	Year Ended 12/31/11
Ordinary income	$2,119,336	$2,867,679
Long-term capital gains	122,140	—

Total	$2,241,476	$2,867,679

5. Components of Net Assets on a Tax Basis

As of December 31, 2012, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$76,998,906
Undistributed ordinary income	456,984
Undistributed long-term capital gains	2,098,124
Accumulated capital & other losses	(100,361)
Unrealized appreciation	12,705,532

Net assets	$92,159,185

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, contingent payment debt instruments, tax deferral of losses on straddles, partnership interest, tax treatment of CDS contracts, mark-to-market of futures contracts and foreign currency contracts, and tax treatment of market discount and premium on debt instruments.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to market discount and premium on certain debt instruments, tax treatment of gain (loss) on foreign currency transactions, contingent payment debt instruments, paydown gain (loss) on asset- and mortgage-backed securities and consent dividends. Results of operations and net assets were not affected by these reclassifications.

LVIP Delaware Foundation® Moderate Allocation Fund–35

LVIP Delaware Foundation® Moderate Allocation Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis (continued)

For the year ended December 31, 2012, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Gain
$(290,557)	$290,557

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/12	Year Ended 12/31/11
Shares sold:
Standard Class	1,598,309	1,903,568
Service Class	107,424	50,434
Shares issued upon reinvestment of dividends and distributions:
Standard Class	153,333	214,264
Service Class	3,418	1,555

	1,862,484	2,169,821

Shares repurchased:
Standard Class	(3,989,118)	(1,138,055)
Service Class	(7,378)	(1,729)

	(3,996,496)	(1,139,784)

Net increase (decrease)	(2,134,012)	1,030,037

7. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is minimal counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

LVIP Delaware Foundation® Moderate Allocation Fund–36

LVIP Delaware Foundation® Moderate Allocation Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

Options Contracts–During the year ended December 31, 2012, the Fund entered into options contracts in the normal course of pursuing its investment objective and strategies. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; to increase yield during low interest rate environment; and as a cash management tool. The Fund may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the options purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change.

Transactions in options written during the year ended December 31, 2012 for the Fund were as follows:

	Number of contracts	Premiums
Options outstanding at December 31, 2011	5	$5,938
Options written	73	47,519
Options expired	(12)	(13,577)
Options terminated in closing purchase transactions	(66)	(39,880)

Options outstanding at December 31, 2012	—	$—

Swap Contracts–The Fund enters into CDS contracts in the normal course of pursuing its investment objective and strategies. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

Credit Default Swaps–A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay and obligation default.

During the year ended December 31, 2012, the Fund entered into CDS contracts as a purchaser of protection. Periodic payments on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement.

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Swaps Generally–Because there are generally no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts. There were no swap contracts outstanding at December 31, 2012.

LVIP Delaware Foundation® Moderate Allocation Fund–37

LVIP Delaware Foundation® Moderate Allocation Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

Fair values of derivative instruments as of December 31, 2012 were as follows:

	Asset Derivatives		Liabilities Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Forward currency exchange contracts (Foreign currency exchange contracts)	Liabilities net of receivables and other assets	$43,033	Liabilities net of receivables and other assets	$(47,314)
Interest rate contracts (Futures contracts)	Liabilities net of receivables and other assets	12,393	Liabilities net of receivables and other assets	(20,271)

Total		$55,426		$(67,585)

The effect of derivative instruments on the Statement of Operations for year ended December 31, 2012 was as follows:

	Location of Gain or Loss on Derivatives Recognized in Income	Realized Gain or Loss on Derivatives Recognized in Income	Change in Unrealized Appreciation or Depreciation on Derivatives Recognized in Income
Forward currency exchange contracts (Foreign currency exchange contracts)	Net realized loss on foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$(309,088)	$(109,482)
Interest rate contracts (Futures contracts)	Net realized loss on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(191,182)	(29,860)
Equity contracts (Options written)	Net realized gain on options written and net change in unrealized appreciation (depreciation) of options written	26,062	(2,954)
Credit contracts (Swap contracts)	Net realized loss on swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	(686,565)	28,245

Total		$(1,160,773)	$(114,051)

Derivatives Generally–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2012. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2012.

	Asset Derivative Volume		Liability Derivative Volume
Foreign currency exchange contracts (average cost)	USD	(2,250,353)	USD	4,251,937
Futures contracts (average notional value)		2,106,673		1,038,437
Options contracts (average notional value)		1,260		4,014
Swap contracts (average notional value)*	EUR	1,603,750	EUR	—
Swap contracts (average notional value)*	USD	2,084,148	USD	—

*	Asset represents buying protection and liability represents selling protection.

8. Credit and Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government

LVIP Delaware Foundation® Moderate Allocation Fund–38

LVIP Delaware Foundation® Moderate Allocation Fund

Notes to Financial Statements (continued)

8. Credit and Market Risk (continued)

agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive, not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities, even if the securities are rated in the highest rating categories.

The Fund invests in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s and Ba or lower by Moody’s Investors Service, Inc. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to LIAC the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be illiquid, are not subject to the Fund’s limit on investments in illiquid securities. As of December 31, 2012, no securities have been determined to be illiquid under the Fund’s Liquidity Procedures. Rule 144A securities have been identified on the Statement of Net Assets.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of material loss to be remote.

10. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Funds’ financial statements.

LVIP Delaware Foundation® Moderate Allocation Fund–39

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Delaware Foundation® Moderate Allocation Fund

We have audited the accompanying statement of net assets of the LVIP Delaware Foundation® Moderate Allocation Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Delaware Foundation® Moderate Allocation Fund of the Lincoln Variable Insurance Products Trust at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 18, 2013

Philadelphia, Pennsylvania

LVIP Delaware Foundation® Moderate Allocation Fund–40

LVIP Delaware Foundation® Moderate Allocation Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2012, the Fund designates distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
5.45%	94.55%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Sub-Advisory Agreements

On August 29 and September 10, 2012, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “LVIP Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the LVIP Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal or approval of the sub-advisory agreement with various sub-advisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the LVIP Trust (each a “Fund”).

The trustees who are not “interested persons” of the LVIP Trust (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and the sub-advisers prior to the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also received information about the Funds throughout the year in connection with the regular quarterly Board meetings from LIAC and, as applicable, the various portfolio management teams providing services to the Funds.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, LVIP Trust officers and Lincoln Life and LIAC employees to consider the renewal of the Advisory Agreements. In considering the renewal or approval of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered, among others, the factors listed below and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed or approved and accordingly, recommended to the Board of Trustees the renewal or approval of the Advisory Agreements.

Approval of Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Independent Trustees considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel, resources, compliance and LIAC’s criteria for review of the sub-adviser’s performance. The Independent Trustees reviewed the services provided by LIAC in serving as investment adviser, the personnel providing the investment management services and compliance staff, regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-adviser. The Independent Trustees noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Independent Trustees also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. Based on this information, the Independent Trustees concluded that the services provided by LIAC were satisfactory.

The Independent Trustees reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2012, for the Fund compared to the average performance of a performance universe of funds in a Lipper category underlying variable insurance products (“performance group”) and a benchmark index.

The Independent Trustees reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee, sub-advisory fee and expense ratio to those of a Lipper expense peer group for the Fund. The Independent Trustees considered that management fees as reported by Lipper include separate administrative and accounting fees for the Fund as well as the funds in the expense group, to the extent the expense group funds pay separate administrative and accounting fees. The expense peer group consists of the Fund and other funds in a Lipper category underlying variable insurance products, as classified by Lipper (“expense group”).

LVIP Delaware Foundation® Moderate Allocation Fund–41

LVIP Delaware Foundation® Moderate Allocation Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement with LIAC (continued)

The Independent Trustees considered that LIAC does not manage the day-to-day portfolio of the Fund, but had delegated those duties to an unaffiliated sub-adviser. The Independent Trustees concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.

The Independent Trustees considered that LIAC had implemented an expense limitation agreement and an advisory fee waiver for the Fund through April 30, 2013. The Independent Trustees noted that the investment management fees for the Fund, giving effect to the advisory fee waiver and expense limitation, were below the average investment management fee of the Lipper expense group. On the basis of the information provided, the Independent Trustees concluded that the Fund’s investment management fee, coupled with the advisory fee waiver and expense limitation, was reasonable in light of the nature, quality and extent of services provided by LIAC.

The Independent Trustees considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Independent Trustees considered that LIAC had implemented an advisory fee waiver and expense limitation for the Fund and concluded that economies of scale were appropriately shared with investors.

The Independent Trustees also reviewed the profitability analysis to LIAC and its affiliates with respect to the Fund individually and the Funds group overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Independent Trustees reviewed materials provided by LIAC and Lincoln as to any such benefits. Lincoln Insurance Companies receive and retain 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Independent Trustees also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from Lincoln Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates may benefit from economies of scale with the Fund when it bargains together with the Fund for certain services. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums will be allocated to the Fund as received.

Approval of Sub-Advisory Agreement with Delaware

In considering the renewal of the sub-advisory agreement between LIAC and Delaware Management Company (“Delaware”) on behalf of the Fund, the Independent Trustees considered the nature, extent and quality of services provided by Delaware under the sub-advisory agreement. The Independent Trustees reviewed the services provided by Delaware, the background of the investment professionals servicing the Fund, and the reputation, resources and investment approach of Delaware. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage arrangements, soft dollar usage and compliance and regulatory matters.

The Independent Trustees reviewed the Fund’s return compared to the average return of the Lipper performance group of mixed-asset target allocation moderate funds and a blended index. The Independent Trustees noted that the Fund’s returns for the one year period were below the average of the Lipper performance group and the benchmark index and for the three year period, the Fund’s return was above the average of the Lipper performance group and the benchmark index. The Independent Trustees considered that the Fund’s investment strategy had changed in 2009. The Independent Trustees concluded that the services provided by Delaware were satisfactory.

The Independent Trustees reviewed the sub-advisory fee schedule which includes breakpoints, compared to the management fees of funds with similar investment strategies where Delaware serves as the investment adviser and noted that the sub-advisory fees for the Fund were below or within range of the Lipper contractual sub-advisor fees expense group. The Independent Trustees considered that the sub-advisory fee schedule was negotiated between LIAC and Delaware. The Independent Trustees concluded that the sub-advisory fees for the Fund were reasonable.

With respect to profitability, the Independent Trustees considered information regarding Delaware’s estimated profitability from providing sub-advisory services to the Fund and concluded that Delaware’s estimated profitability was not unreasonable. The Independent Trustees reviewed materials provided by Delaware as to any additional benefits it receives and noted Delaware has the ability to obtain research with soft dollars that may or may not be used by the Fund and may be used for the benefit of Delaware and its other clients.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Independent Trustees determined that the terms of the investment management agreement and sub-advisory agreement for the Fund continue to be fair and reasonable, and that the continuation of each such agreement is in the best interests of the Fund and recommended the renewal of the respective agreements to the Board of Trustees.

LVIP Delaware Foundation® Moderate Allocation Fund–42

Officer/Trustee Information for Lincoln VIP Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Fidelity Investments	71	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	71	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Retired; Formerly, Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	71	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	71	N/A
Gary D. Lemon, PH.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly, Advisory Trustee since November 2004	Joseph Percival Allen III University Professor, James W. Emerson Director of the Robert C. McDermond Center for Management and Entrepreneurship, Professor of Economics and Management, DePauw University	71	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C.	71	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; Formerly, President Emeritus, Indiana Health Association; Formerly, President, Indiana Hospital & Health Association	71	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC.	71	N/A
Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since June 2011	Senior Vice President and Treasurer, Lincoln National Corporation; Formerly, Senior Vice President, Head of Insurance & Retirement Solutions Financial Management	N/A	N/A

LVIP Delaware Foundation® Moderate Allocation Fund–43

Officer/Trustee Information for Lincoln VIP Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Jill R. Whitelaw, Esq.[1] Radnor Financial Center, 150 N. Radnor Chestor Rd, Radnor, PA 19087 YOB: 1963	Vice President, Secretary, and Chief Legal Officer	Vice President, Secretary, and Chief Legal Officer since December 2012; Formerly, Secretary and Chief Legal Officer since June 2011	Vice President and Chief Counsel–Fund Management, The Lincoln National Life Insurance Company; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corp.; Formerly, Of Counsel–Montgomery, McCracken, Walker & Rhoades; Director–Merrill Lynch, Pierce, Fenner & Smith	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, Director of Funds Management, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A
Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Vice President since December 2012	Vice President, The Lincoln National Life Insurance Company	N/A	N/A
Blake W. Martin[1] Radnor Financial Center, 150 N. Radnor Chester Rd, Radnor, PA 19087 YOB: 1956	Vice President	Vice President since December 2012	Vice President and Head of Corporate Tax, Lincoln National Corporation; Formerly, Independent Consultant and Managing Director at Smart Business Advisory and Consulting, LLC.	N/A	N/A
John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President since June 2011 and Chief Compliance Officer since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A
David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011	Vice President, Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly, Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A

LVIP Delaware Foundation® Moderate Allocation Fund–44

Officer/Trustee Information for Lincoln VIP Trust (unaudited) (continued)

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*	The Trust Complex is comprised of the 66 Series of the Lincoln Variable Insurance Products Trust and the 5 Series of the Lincoln Advisors Trust.

[1]

All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940, by reason of their being officers of Lincoln Investment Advisors Corporation.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Delaware Foundation® Moderate Allocation Fund–45

LVIP Delaware Growth and Income Fund

LVIP Delaware Growth and Income Fund

a series of Lincoln Variable Insurance Products Trust

Annual Report

December 31, 2012

LVIP Delaware Growth and Income Fund

LVIP Delaware Growth and Income Fund

2012 Annual Report Commentary (unaudited)

Managed by:

The Fund returned 15.32% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2012, while its benchmark, the Russell 1000® Index*, returned 16.42%.

2012 was a strong year for US equity markets after posting only modest gains in 2011. Equities rose sharply during the first three months of the year as record low interest rates, strong corporate profitability, and better than expected economic conditions boosted investor sentiment. Cyclical sectors of the market such as autos, technology, and consumer discretionary generated robust returns during this period. The spring and early summer months, however, saw equity markets come under pressure, primarily caused by political and economic uncertainty. There were several key factors that drove this uncertainty in the market: recessionary conditions in Europe and speculation of Greece’s exit from the Euro, sharply slowing growth in emerging markets, and concerns about the impact of the fiscal cliff on US economy. In spite of these lingering issues, equity markets started to rebound in July, buoyed by increased actions taken by the European Central Bank to prevent a collapse in the European financial system, as well as improving economic tailwinds in the US. After a brief decline in October, markets rebounded in mid-November following the re-election of President Obama as well as growing optimism that legislators would reach a compromise on the fiscal cliff before year end.

The Fund’s return during the year lagged that of its benchmark index. Fund performance was negatively impacted by stock selection in the finance, consumer services, and communication services sectors. On the positive side, stock selection in the health care, consumer staples, and transportation sectors boosted performance. At the stock level, overweight positions in Newfield Exploration (NFX), Cliffs Natural Resources (CLF), and McDonald’s (MCD detracted from performance, while positions in Comcast (CMCSA), Gilead Sciences (GILD), and Jarden (JAH) positively impacted Fund returns. The Fund’s positions in Newfield Exploration and Cliffs Natural Resources were eliminated prior to year end.

We enter 2013 with a cautiously optimistic outlook for the economy and equity markets. The continuance of a low interest rate environment from the Fed, benign inflationary pressures, and the nascent recovery in the housing market should provide positive tailwinds to the US economy. While we expect a subdued recovery in Europe, emerging market economies appear to be in better shape after facing a challenging growth environment in 2012. We continue to maintain our strategy of investing in companies with, in our view, strong balance sheets and cash flow, sustainable competitive advantages, and high quality management teams that we believe have the potential to deliver value to shareholders even under challenging economic conditions.

Francis X. Morris

Christopher S. Adams. CFA

Michael S. Morris, CFA

Donald G. Padilla, CFA

Delaware Investments

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 12/31/02 through 12/31/12

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Delaware Growth and Income Fund Standard Class shares on 12/31/01. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2012, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $19,295. For comparison, look at how the Russell 1000® Index did over the same period. The same $10,000 investment would have increased to $20,670. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

Average annual total returns on investment	Ended 12/31/12

Standard Class Shares
One Year	+15.32%
Five Years	+1.09%
Ten Years	+6.79%

Service Class Shares
One Year	+14.92%
Five Years	+0.73%
Inception (5/19/04)	+4.63%

*

The Russell 1000® Index measures the performance of the largest 1,000 U.S. companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index.

Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. (DMHI) and its subsidiaries, including Delaware Management Company, sub-advisor to the Fund. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

LVIP Delaware Growth and Income Fund–1

LVIP Delaware Growth and Income Fund

2012 Annual Report Commentary (unaudited) (continued)

Investments in LVIP Delaware Growth and Income Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited 46 008 583 542 and its holding companies, including their subsidiaries or related companies and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the LVIP Delaware Growth and Income Fund, the repayment of capital from the LVIP Delaware Growth and Income Fund, or any particular rate of return.

All third-party trademarks are the property of their respective owners.

(c) 2013 Delaware Management Holdings, Inc.

LVIP Delaware Growth and Income Fund–2

LVIP Delaware Growth and Income Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2012 to December 31, 2012

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2012 to December 31, 2012.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Annualized Expense Ratio	Expenses Paid During Period 7/1/12 to 12/31/12*
Actual
Standard Class Shares	$1,000.00	$1,065.60	0.41%	$2.13
Service Class Shares	1,000.00	1,063.70	0.76%	3.94
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.08	0.41%	$2.08
Service Class Shares	1,000.00	1,021.32	0.76%	3.86

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP Delaware Growth and Income Fund–3

LVIP Delaware Growth and Income Fund

Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)

As of December 31, 2012

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets
Common Stock	99.05%
Aerospace & Defense	5.05%
Air Freight & Logistics	0.65%
Auto Components	0.34%
Automobiles	1.37%
Beverages	2.50%
Biotechnology	3.07%
Capital Markets	3.16%
Chemicals	2.67%
Commercial Banks	2.05%
Commercial Services & Supplies	0.51%
Communications Equipment	2.11%
Computers & Peripherals	5.80%
Construction & Engineering	1.20%
Consumer Finance	0.98%
Diversified Financial Services	3.06%
Diversified Telecommunication Services	1.96%
Electric Utilities	0.49%
Electrical Equipment	0.29%
Energy Equipment & Services	2.12%
Food & Staples Retailing	1.25%
Food Products	1.07%
Health Care Providers & Services	2.93%
Hotels, Restaurants & Leisure	2.59%
Household Durables	4.05%
Industrial Conglomerates	1.61%
Insurance	3.17%
Internet Software & Services	1.32%
IT Services	2.96%
Life Sciences Tools & Services	1.28%
Machinery	2.61%
Media	2.81%
Metals & Mining	0.65%
Multiline Retail	3.12%
Multi-Utilities	2.03%
Oil, Gas & Consumable Fuels	7.09%
Paper & Forest Products	1.05%
Pharmaceuticals	6.35%
Professional Services	1.14%
Real Estate Investment Trusts	1.25%
Road & Rail	1.87%

Security Type/Sector	Percentage of Net Assets
Semiconductors & Semiconductor Equipment	2.56%
Software	3.51%
Specialty Retail	0.50%
Wireless Telecommunication Services	0.90%
Money Market Mutual Fund	0.02%
Short-Term Investment	1.03%
Total Value of Securities	100.10%
Liabilities Net of Receivables and Other Assets	(0.10%)
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Apple	4.30%
Pfizer	2.62%
Chevron	2.37%
Procter & Gamble	2.27%
JPMorgan Chase	2.23%
Wells Fargo	2.05%
Merck	2.01%
Microsoft	1.98%
AT&T	1.96%
Exxon Mobil	1.91%
Total	23.70%

LVIP Delaware Growth and Income Fund–4

LVIP Delaware Growth and Income Fund

Statement of Net Assets

December 31, 2012

	Number of Shares	Value (U.S. $)

COMMON STOCK–99.05%
Aerospace & Defense–5.05%
Honeywell International	243,800	$15,473,986
Lockheed Martin	97,400	8,989,046
Rockwell Collins	66,500	3,868,305
Triumph Group	142,500	9,305,250
United Technologies	239,800	19,665,998

		57,302,585

Air Freight & Logistics–0.65%
FedEx	80,100	7,346,772

		7,346,772

Auto Components–0.34%
†Borg Warner	53,900	3,860,318

		3,860,318

Automobiles–1.37%
Ford Motor	1,206,000	15,617,700

		15,617,700

Beverages–2.50%
Coca-Cola	221,600	8,033,000
PepsiCo	297,700	20,371,611

		28,404,611

Biotechnology–3.07%
†Celgene	158,900	12,508,608
†Gilead Sciences	233,700	17,165,265
†Vertex Pharmaceuticals	124,000	5,200,560

		34,874,433

Capital Markets–3.16%
Ameriprise Financial	159,800	10,008,274
BlackRock	74,600	15,420,566
State Street	223,600	10,511,436

		35,940,276

Chemicals–2.67%
Celanese Class A	212,600	9,467,078
duPont (E.I.) deNemours	260,400	11,710,188
Eastman Chemical	133,800	9,105,090

		30,282,356

Commercial Banks–2.05%
Wells Fargo	682,365	23,323,236

		23,323,236

Commercial Services & Supplies–0.51%
Republic Services	199,500	5,851,335

		5,851,335

Communications Equipment–2.11%
Cisco Systems	199,400	3,918,210
QUALCOMM	323,100	20,038,662

		23,956,872

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Computers & Peripherals–5.80%
Apple	91,650	$48,852,199
†EMC	673,000	17,026,900

		65,879,099

Construction & Engineering–1.20%
Fluor	108,700	6,385,038
URS	183,600	7,208,136

		13,593,174

Consumer Finance–0.98%
Capital One Financial	192,565	11,155,290

		11,155,290

Diversified Financial Services–3.06%
†IntercontinentalExchange	76,350	9,452,894
JPMorgan Chase	575,300	25,295,941

		34,748,835

Diversified Telecommunication Services–1.96%
AT&T	660,500	22,265,455

		22,265,455

Electric Utilities–0.49%
Edison International	123,200	5,567,408

		5,567,408

Electrical Equipment–0.29%
Acuity Brands	48,200	3,264,586

		3,264,586

Energy Equipment & Services–2.12%
National Oilwell Varco	79,300	5,420,155
Schlumberger	268,500	18,604,365

		24,024,520

Food & Staples Retailing–1.25%
CVS Caremark	292,900	14,161,715

		14,161,715

Food Products–1.07%
General Mills	299,400	12,098,754

		12,098,754

Health Care Providers & Services–2.93%
†Express Scripts Holding	277,800	15,001,200
UnitedHealth Group	336,200	18,235,488

		33,236,688

Hotels, Restaurants & Leisure–2.59%
McDonald’s	198,400	17,500,864
Starbucks	221,700	11,887,554

		29,388,418

LVIP Delaware Growth and Income Fund–5

LVIP Delaware Growth and Income Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Household Durables–4.05%
Jarden	194,700	$10,065,990
Kimberly-Clark	120,700	10,190,701
Procter & Gamble	379,500	25,764,255

		46,020,946

Industrial Conglomerates–1.61%
General Electric	870,000	18,261,300

		18,261,300

Insurance–3.17%
AFLAC	239,000	12,695,680
Prudential Financial	192,500	10,266,025
Travelers	182,400	13,099,968

		36,061,673

Internet Software & Services–1.32%
†Google Class A	21,200	15,038,644

		15,038,644

IT Services–2.96%
Accenture Class A	172,000	11,438,000
†Cognizant Technology Solutions Class A	131,700	9,752,385
International Business Machines	65,100	12,469,905

		33,660,290

Life Sciences Tools & Services–1.28%
Thermo Fisher Scientific	228,800	14,592,864

		14,592,864

Machinery–2.61%
Caterpillar	54,600	4,891,068
Cummins	59,700	6,468,495
Deere	135,400	11,701,268
Eaton	121,300	6,574,460

		29,635,291

Media–2.81%
Cinemark Holdings	106,200	2,759,076
Comcast Special Class A	572,700	20,588,565
Regal Entertainment Group Class A	206,948	2,886,925
Viacom Class B	107,248	5,656,260

		31,890,826

Metals & Mining–0.65%
Allegheny Technologies	242,100	7,350,156

		7,350,156

Multiline Retail–3.12%
Macy’s	310,800	12,127,416
Nordstrom	215,600	11,534,600
Target	199,100	11,780,747

		35,442,763

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Multi-Utilities–2.03%
MDU Resources Group	336,000	$7,136,640
OGE Energy	150,800	8,491,548
Sempra Energy	104,500	7,413,230

		23,041,418

Oil, Gas & Consumable Fuels–7.09%
Chevron	249,300	26,959,302
EOG Resources	69,000	8,334,510
Exxon Mobil	251,200	21,741,360
Hess	132,000	6,990,720
Marathon Oil	183,800	5,635,308
Occidental Petroleum	141,800	10,863,298

		80,524,498

Paper & Forest Products–1.05%
International Paper	298,800	11,904,192

		11,904,192

Pharmaceuticals–6.35%
Abbott Laboratories	252,900	16,564,950
Johnson & Johnson	44,300	3,105,430
Merck	556,600	22,787,204
Pfizer.	1,185,076	29,721,706

		72,179,290

Professional Services–1.14%
Manpower	108,600	4,608,984
Towers Watson Class A	148,102	8,324,813

		12,933,797

Real Estate Investment Trusts–1.25%
Host Hotels & Resorts	641,564	10,053,308
National Retail Properties	134,300	4,190,160

		14,243,468

Road & Rail–1.87%
Hunt (J.B.) Transport Services	94,200	5,624,682
Union Pacific	123,900	15,576,708

		21,201,390

Semiconductors & Semiconductor Equipment–2.56%
Avago Technologies	254,300	8,051,138
Intel	606,300	12,507,969
Texas Instruments	276,700	8,561,098

		29,120,205

Software–3.51%
†Citrix Systems	109,400	7,193,050
†Fortinet	296,400	6,245,148
Microsoft	841,500	22,493,295
†Nuance Communications	176,200	3,932,784

		39,864,277

LVIP Delaware Growth and Income Fund–6

LVIP Delaware Growth and Income Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Specialty Retail–0.50%
DSW Class A	85,762	$5,633,706

		5,633,706

Wireless Telecommunication Services–0.90%
Vodafone Group ADR	406,600	10,242,254

		10,242,254

Total Common Stock (Cost $765,825,256)		1,124,987,684

	Number of Shares	Value (U.S. $)

MONEY MARKET MUTUAL FUND–0.02%
Dreyfus Treasury & Agency Cash Management Fund	197,690	$197,690

Total Money Market Mutual Fund (Cost $197,690)		197,690

	Principal Amount°
SHORT-TERM INVESTMENT–1.03%
≠Discounted Commercial Paper–1.03%
Abbey National North America 0.18% 1/2/13	11,710,000	11,709,941

Total Short-Term Investment (Cost $11,709,941)		11,709,941

TOTAL VALUE OF SECURITIES–100.10% (Cost $777,732,887)	1,136,895,315
«LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.10%)	(1,134,967)

NET ASSETS APPLICABLE TO 34,381,265 SHARES OUTSTANDING–100.00%	$1,135,760,348

NET ASSET VALUE–LVIP DELAWARE GROWTH AND INCOME FUND STANDARD CLASS ($1,067,651,581 / 32,316,970 Shares)	$33.037

NET ASSET VALUE–LVIP DELAWARE GROWTH AND INCOME FUND SERVICE CLASS ($68,108,767 / 2,064,295 Shares)	$32.994

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2012:
Shares of beneficial interest (unlimited authorization–no par)	$738,962,273
Undistributed net investment income	7,441,956
Accumulated net realized gain on investments	30,193,691
Net unrealized appreciation of investments	359,162,428

Total net assets	$1,135,760,348

†	Non-income producing for the period.

«	Of this amount, $2,501,118 represents payable for fund shares redeemed as of December 31, 2012.

≠	The rate shown is the effective yield at the time of purchase.

°	Principal amount shown is stated in U.S. Dollars unless noted that the security is denominated in another currency.

ADR–American Depositary Receipt

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Growth and Income Fund–7

LVIP Delaware Growth and Income Fund

Statement of Operations

Year Ended December 31, 2012

LVIP Delaware Growth and Income Fund

Statements of Changes in Net Assets

INVESTMENT INCOME:
Dividends	$24,446,268
Interest	30,369
Foreign tax withheld	(6,555)

24,470,082

EXPENSES:
Management fees	3,947,439
Accounting and administration expenses	486,205
Distribution fees-Service Class	245,127
Reports and statements to shareholders	122,498
Professional fees	40,669
Trustees’ fees	27,681
Custodian fees	12,356
Pricing fees	1,696
Other	28,432

Total operating expenses	4,912,103

NET INVESTMENT INCOME	19,557,979

NET REALIZED AND UNREALIZED GAIN:
Net realized gain on investments	37,899,350
Net change in unrealized appreciation (depreciation) of investments	102,660,825

NET REALIZED AND UNREALIZED GAIN	140,560,175

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$160,118,154

See accompanying notes, which are an integral part of the financial statements.

	Year Ended
	12/31/12	12/31/11
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$19,557,979	$16,009,409
Net realized gain	37,899,350	79,098,867
Net change in unrealized appreciation (depreciation)	102,660,825	(80,282,797)

Net increase in net assets resulting from operations	160,118,154	14,825,479

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(11,601,502)	(10,701,014)
Service Class	(514,521)	(494,229)
Net realized gain:
Standard Class	(982,272)	—
Service Class	(63,054)	—

	(13,161,349)	(11,195,243)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	79,129,983	4,787,119
Service Class	14,503,095	13,286,138
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	12,583,774	10,701,013
Service Class	577,575	494,229

	106,794,427	29,268,499

Cost of shares repurchased:
Standard Class	(140,939,572)	(141,128,940)
Service Class	(22,260,274)	(14,746,036)

	(163,199,846)	(155,874,976)

Decrease in net assets derived from capital share transactions	(56,405,419)	(126,606,477)

NET INCREASE (DECREASE) IN NET ASSETS	90,551,386	(122,976,241)
NET ASSETS:
Beginning of year	1,045,208,962	1,168,185,203

End of year	$1,135,760,348	$1,045,208,962

Undistributed net investment income	$7,441,956	$4,814,166

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Growth and Income Fund–8

LVIP Delaware Growth and Income Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Delaware Growth and Income Fund Standard Class
	Year Ended
	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08
Net asset value, beginning of period	$28.992	$28.962	$25.884	$20.972	$36.857

Income (loss) from investment operations:
Net investment income[1]	0.563	0.428	0.335	0.328	0.470
Net realized and unrealized gain (loss)	3.872	(0.081)	3.005	4.842	(12.713)

Total from investment operations	4.435	0.347	3.340	5.170	(12.243)

Less dividends and distributions from:
Net investment income	(0.360)	(0.317)	(0.262)	(0.258)	(0.376)
Net realized gain	(0.030)	—	—	—	(3.266)

Total dividends and distributions	(0.390)	(0.317)	(0.262)	(0.258)	(3.642)

Net asset value, end of period	$33.037	$28.992	$28.962	$25.884	$20.972

Total return[2]	15.32%	1.20%	12.93%	24.68%	(35.76% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,067,651	$979,176	$1,101,287	$1,151,408	$993,797
Ratio of expenses to average net assets	0.41%	0.42%	0.42%	0.43%	0.41%
Ratio of net investment income to average net assets	1.75%	1.45%	1.27%	1.48%	1.55%
Portfolio turnover	22%	36%	32%	49%	37%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Growth and Income Fund–9

LVIP Delaware Growth and Income Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Delaware Growth and Income Fund Service Class
	Year Ended
	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08
Net asset value, beginning of period	$28.957	$28.928	$25.860	$20.963	$36.805

Income (loss) from investment operations:
Net investment income[1]	0.449	0.323	0.243	0.251	0.365
Net realized and unrealized gain (loss)	3.867	(0.079)	2.995	4.826	(12.670)

Total from investment operations	4.316	0.244	3.238	5.077	(12.305)

Less dividends and distributions from:
Net investment income	(0.249)	(0.215)	(0.170)	(0.180)	(0.271)
Net realized gain	(0.030)	—	—	—	(3.266)

Total dividends and distributions	(0.279)	(0.215)	(0.170)	(0.180)	(3.537)

Net asset value, end of period	$32.994	$28.957	$28.928	$25.860	$20.963

Total return[2]	14.92%	0.84%	12.54%	24.24%	(35.99% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$68,109	$66,033	$66,898	$58,964	$44,697
Ratio of expenses to average net assets	0.76%	0.77%	0.77%	0.78%	0.76%
Ratio of net investment income to average net assets	1.40%	1.10%	0.92%	1.13%	1.20%
Portfolio turnover	22%	36%	32%	49%	37%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Growth and Income Fund–10

LVIP Delaware Growth and Income Fund

Notes to Financial Statements

December 31, 2012

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 66 series (Series). These financial statements and the related notes pertain to the LVIP Delaware Growth and Income Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to maximize long-term capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sales price on the valuation date. Short-term debt securities having less than 60 days to maturity are valued using the evaluated mean. Open-end investment companies are valued at their published net asset value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2009–December 31, 2012), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the yers ended December 31, 2012.

LVIP Delaware Growth and Income Fund–11

LVIP Delaware Growth and Income Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended December 31, 2012.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (LIAC) is a registered investment advisor and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.48% of the first $200 million of the average daily net assets of the Fund; 0.40% of the next $200 million; and 0.30% of the average daily net assets of the Fund in excess of $400 million.

Delaware Management Company (Sub-Advisor), a series of Delaware Management Business Trust, provides day-to-day portfolio management services to the Fund. For these services, LIAC, not the Fund, pays the Sub-Advisor a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund paid Lincoln Life a fee at an annual rate of 0.008% of the average daily net assets of the Fund and reimbursed Lincoln Life for the cost of internal legal services. For the year ended December 31, 2012, fees for these administrative and legal services amounted to $90,332 and $10,331, respectively. Beginning January 1, 2013, the Trust will reimburse Lincoln Life for the cost of administrative and internal legal services.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently 0.35% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2012, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$336,100
Distribution fees payable to LFD	20,179

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The Fund pays the compensation of unaffiliated trustees.

3. Investments

For the year ended December 31, 2012, the Fund made purchases of $246,353,960 and sales of $280,964,952 of investment securities other than short-term investments.

At December 31, 2012, the cost of investments for federal income tax purposes was $784,458,055. At December 31, 2012, net unrealized appreciation was $352,437,260, of which $367,533,938 related to unrealized appreciation of investments and $15,096,678 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

LVIP Delaware Growth and Income Fund–12

LVIP Delaware Growth and Income Fund

Notes to Financial Statements (continued)

3. Investments (continued)

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2012:

	Level 1	Level 2	Total
Common Stock	$1,124,987,684	$—	$1,124,987,684
Money Market Mutual Fund	197,690	—	197,690
Short-Term Investment	—	11,709,941	11,709,941

Total	$1,125,185,374	$11,709,941	$1,136,895,315

There were no Level 3 securities at the beginning or end of the year.

During the year ended December 31, 2012, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2012 and 2011 was as follows:

	Year Ended 12/31/12	Year Ended 12/31/11
Ordinary income	$12,116,023	$11,195,243
Long-term capital gain	1,045,326	—

Total	$13,161,349	$11,195,243

In addition, the Fund declared an ordinary consent dividend of $4,814,166 for the year ended December 31, 2011. Such amounts have been deemed paid and contributed to the Fund as additional paid-in capital.

5. Components of Net Assets on a Tax Basis

As of December 31, 2012, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$738,962,273
Undistributed ordinary income	13,519,437
Undistributed long-term capital gains	30,841,378
Unrealized appreciation	352,437,260

Net assets	$1,135,760,348

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to consent dividends. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2012, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Paid-in Capital
$(4,814,166)	$4,814,166

LVIP Delaware Growth and Income Fund–13

LVIP Delaware Growth and Income Fund

Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/12	Year Ended 12/31/11
Shares sold:
Standard Class	2,533,050	163,447
Service Class	465,307	450,260
Shares issued upon reinvestment of dividends and distributions:
Standard Class	386,268	369,306
Service Class	17,737	17,073

	3,402,362	1,000,086

Shares repurchased:
Standard Class	(4,376,556)	(4,783,864)
Service Class	(699,104)	(499,569)

	(5,075,660)	(5,283,433)

Net decrease	(1,673,298)	(4,283,347)

7. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

8. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Delaware Growth and Income Fund–14

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Delaware Growth and Income Fund

We have audited the accompanying statement of net assets of the LVIP Delaware Growth and Income Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Delaware Growth and Income Fund of the Lincoln Variable Insurance Products Trust at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 18, 2013

Philadelphia, Pennsylvania

LVIP Delaware Growth and Income Fund–15

LVIP Delaware Growth and Income Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2012, the Fund designates distributions paid during the year as follows:

(A) Long-Term Capital Gains Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
7.94%	92.06%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Sub-Advisory Agreements

On August 29 and September 10, 2012, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “LVIP Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the LVIP Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal or approval of the sub-advisory agreement with various sub-advisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the LVIP Trust (each a “Fund”).

The trustees who are not “interested persons” of the LVIP Trust (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and the sub-advisers prior to the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also received information about the Funds throughout the year in connection with the regular quarterly Board meetings from LIAC and, as applicable, the various portfolio management teams providing services to the Funds.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, LVIP Trust officers and Lincoln Life and LIAC employees to consider the renewal of the Advisory Agreements. In considering the renewal or approval of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered, among others, the factors listed below and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed or approved and accordingly, recommended to the Board of Trustees the renewal or approval of the Advisory Agreements.

Approval of Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Independent Trustees considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel, resources, compliance and LIAC’s criteria for review of the sub-adviser’s performance. The Independent Trustees reviewed the services provided by LIAC in serving as investment adviser, the personnel providing the investment management services and compliance staff, regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-adviser. The Independent Trustees noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Independent Trustees also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. Based on this information, the Independent Trustees concluded that the services provided by LIAC were satisfactory.

The Independent Trustees reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2012, for the Fund compared to the average performance of a performance universe of funds in a Lipper category underlying variable insurance products (“performance group”) and a benchmark index.

The Independent Trustees reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee, sub-advisory fee and expense ratio to those of a Lipper expense peer group for the Fund. The Independent Trustees considered that management fees as reported by Lipper include separate administrative and accounting fees for the Fund as well as the funds in the expense group, to the extent the expense group funds pay separate administrative and accounting fees. The expense peer group consists of the Fund and other funds in a Lipper category underlying variable insurance products, as classified by Lipper (“expense group”).

LVIP Delaware Growth and Income Fund–16

LVIP Delaware Growth and Income Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement with LIAC (continued)

The Independent Trustees considered that LIAC does not manage the day-to-day portfolio of the Fund, but had delegated those duties to an unaffiliated sub-adviser. The Independent Trustees concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.

The Independent Trustees noted that the investment management fees for the Fund were below the average investment management fee of the Lipper expense group. On the basis of the information provided, the Independent Trustees concluded that the Fund’s investment management fee was reasonable in light of the nature, quality and extent of services provided by LIAC.

The Independent Trustees considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Independent Trustees considered that the Fund had breakpoints in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.

The Independent Trustees also reviewed the profitability analysis to LIAC and its affiliates with respect to the Fund individually and the Funds group overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Independent Trustees reviewed materials provided by LIAC and Lincoln as to any such benefits. Lincoln Insurance Companies receive and retain 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Independent Trustees also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from Lincoln Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates may benefit from economies of scale with the Fund when it bargains together with the Fund for certain services. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums will be allocated to the Fund as received.

Approval of Sub-Advisory Agreement with Delaware

In considering the renewal of the sub-advisory agreement between LIAC and Delaware Management Company (“Delaware”) on behalf of the Fund, the Independent Trustees considered the nature, extent and quality of services provided by Delaware under the sub-advisory agreement. The Independent Trustees reviewed the services provided by Delaware, the background of the investment professionals servicing the Fund, and the reputation, resources and investment approach of Delaware. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage arrangements, soft dollar usage and compliance and regulatory matters.

The Independent Trustees reviewed the Fund’s return compared to the average return of the Lipper performance group of large-cap core funds and the Russell 1000 Index. The Independent Trustees noted that the Fund’s return was above the average of its Lipper performance group for the one year, three year and five year periods and below the performance of the benchmark index for the same periods. The Independent Trustees concluded that the services provided by Delaware were satisfactory.

The Independent Trustees reviewed the sub-advisory fee schedule which includes breakpoints, compared to the management fees of funds with similar investment strategies where Delaware serves as the investment adviser and noted that the sub-advisory fees for the Fund were below or within range of the Lipper contractual sub-advisor fees expense group. The Independent Trustees considered that the sub-advisory fee schedule was negotiated between LIAC and Delaware. The Independent Trustees concluded that the sub-advisory fees for the Fund were reasonable.

With respect to profitability, the Independent Trustees considered information regarding Delaware’s estimated profitability from providing sub-advisory services to the Fund and concluded that Delaware’s estimated profitability was not unreasonable. The Independent Trustees reviewed materials provided by Delaware as to any additional benefits it receives and noted Delaware has the ability to obtain research with soft dollars that may or may not be used by the Fund and may be used for the benefit of Delaware and its other clients.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Independent Trustees determined that the terms of the investment management agreement and sub-advisory agreement for the Fund continue to be fair and reasonable, and that the continuation of each such agreement is in the best interests of the Fund and recommended the renewal of the respective agreements to the Board of Trustees.

LVIP Delaware Growth and Income Fund–17

Officer/Trustee Information for Lincoln VIP Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Fidelity Investments	71	N/A

Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	71	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.

Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Retired; Formerly, Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	71	N/A

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	71	N/A

Gary D. Lemon, PH.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly, Advisory Trustee since November 2004	Joseph Percival Allen III University Professor, James W. Emerson Director of the Robert C. McDermond Center for Management and Entrepreneurship, Professor of Economics and Management, DePauw University	71	N/A

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C.	71	Associated Grocers of New England

Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; Formerly, President Emeritus, Indiana Health Association; Formerly, President, Indiana Hospital & Health Association	71	Advisory Board of Harris Bank

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC.	71	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since June 2011	Senior Vice President and Treasurer, Lincoln National Corporation; Formerly, Senior Vice President, Head of Insurance & Retirement Solutions Financial Management	N/A	N/A

LVIP Delaware Growth and Income Fund–18

Officer/Trustee Information for Lincoln VIP Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Jill R. Whitelaw, Esq.[1] Radnor Financial Center, 150 N. Radnor Chestor Rd, Radnor, PA 19087 YOB: 1963	Vice President, Secretary, and Chief Legal Officer	Vice President, Secretary, and Chief Legal Officer since December 2012; Formerly, Secretary and Chief Legal Officer since June 2011	Vice President and Chief Counsel–Fund Management, The Lincoln National Life Insurance Company; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corp.; Formerly, Of Counsel–Montgomery, McCracken, Walker & Rhoades; Director–Merrill Lynch, Pierce, Fenner & Smith	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, Director of Funds Management, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Vice President since December 2012	Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Blake W. Martin[1] Radnor Financial Center, 150 N. Radnor Chester Rd, Radnor, PA 19087 YOB: 1956	Vice President	Vice President since December 2012	Vice President and Head of Corporate Tax, Lincoln National Corporation; Formerly, Independent Consultant and Managing Director at Smart Business Advisory and Consulting, LLC.	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President since June 2011 and Chief Compliance Officer since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A

David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011	Vice President, Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly, Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A

LVIP Delaware Growth and Income Fund–19

Officer/Trustee Information for Lincoln VIP Trust (unaudited) (continued)

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, FortWayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*	The Trust Complex is comprised of the 66 Series of the Lincoln Variable Insurance Products Trust and the 5 Series of the Lincoln Advisors Trust.

[1]

All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940, by reason of their being officers of Lincoln Investment Advisors Corporation.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Delaware Growth and Income Fund–20

LVIP Delaware Social Awareness Fund

LVIP Delaware Social Awareness Fund

a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2012

LVIP Delaware Social Awareness Fund

LVIP Delaware Social Awareness Fund

2012 Annual Report Commentary (unaudited)

Managed by:

The Fund returned 15.28% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2012, while its benchmark, the Russell 1000® Index*, returned 16.42%.

2012 was a strong year for U.S. equity markets after posting only modest gains in 2011. Equities rose sharply during the first three months of the year as record low interest rates, strong corporate profitability, and better than expected economic conditions boosted investor sentiment. Cyclical sectors of the market such as autos, technology, and consumer discretionary generated robust returns during this period. The spring and early summer months, however, saw equity markets come under pressure, primarily caused by political and economic uncertainty. There were several key factors that drove this uncertainty in the market: recessionary conditions in Europe and speculation of Greece’s exit from the Euro, sharply slowing growth in emerging markets, and concerns about the impact of the fiscal cliff on U.S. economy. In spite of these lingering issues, equity markets started to rebound in July, buoyed by increased actions taken by the European Central Bank to prevent a collapse in the European financial system, as well as improving economic tailwinds in the US. After a brief decline in October, markets rebounded in mid November following the re-election of President Obama as well as growing optimism that legislators would reach a compromise on the fiscal cliff before year end.

The Fund’s return during the year lagged that of its benchmark index. The Fund’s underperformance relative to the benchmark was driven by negative stock selection in the energy, basic materials, and capital goods sectors. On the upside, stock selection in the finance, healthcare, and media sectors made a positive impact on performance. At the stock level, overweight positions in LogMeIn (LOGM), Newfield Exploration (NFX), and Cliffs Natural Resources (CLF) detracted from performance, while positions in Jarden (JAH), Gilead Sciences (GILD), and Comcast (CMCSA) made positive contributions to Fund returns. The Fund’s positions in LogMeIn, Newfield Exploration and Cliffs Natural Resources were eliminated prior to year end.

We enter 2013 with a cautiously optimistic outlook for the economy and equity markets. The continuance of a low interest rate environment from the Fed, benign inflationary pressures, and the nascent recovery in the housing market should provide positive tailwinds to the US economy. While we expect a subdued recovery in Europe, emerging market economies appear to be in better shape after facing a challenging growth environment in 2012. We continue to maintain our strategy of investing in companies with, in our view, strong balance sheets and cash flow, sustainable competitive advantages, and high quality management teams that we believe have the potential to deliver value to shareholders even under challenging economic conditions.

Francis X. Morris

Christopher S. Adams, CFA

Michael S. Morris, CFA

Donald G. Padilla, CFA

Delaware Investments

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 12/31/02 through 12/31/12

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Delaware Social Awareness Fund Standard Class shares on 12/31/02 Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2012, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $21,249. For comparison, look at how the Russell 1000® Index did over the same period. The same $10,000 investment would have increased to $20,670. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

Average annual total returns on investment	Ended 12/31/12

Standard Class Shares
One Year	+15.28%
Five Years	+1.99%
Ten Years	+7.83%

Service Class Shares
One Year	+14.88%
Five Years	+1.64%
Inception (5/15/03)	+6.87%

*

The Russell 1000® Index measures the performance of the largest 1,000 U.S companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. (DMHI) and its subsidiaries, including Delaware Management Company, sub-advisor to the Fund. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

LVIP Delaware Social Awareness Fund–1

LVIP Delaware Social Awareness Fund

2012 Annual Report Commentary (unaudited) (continued)

Investments in LVIP Delaware Social Awareness Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in repayment and the loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the LVIP Delaware Social Awareness Fund, the repayment of capital from the LVIP Delaware Social Awareness Fund, or any particular rate of return.

All third-party trademarks are the property of their respective owners.

(c) 2013 Delaware Management Holdings, Inc.

LVIP Delaware Social Awareness Fund–2

LVIP Delaware Social Awareness Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2012 to December 31, 2012

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2012 to December 31, 2012.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Annualized Expense Ratio	Expenses Paid During Period 7/1/12 to 12/31/12*
Actual
Standard Class Shares	$1,000.00	$1,074.90	0.47%	$2.45
Service Class Shares	1,000.00	1,073.10	0.82%	4.27
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.77	0.47%	$2.39
Service Class Shares	1,000.00	1,021.01	0.82%	4.17

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP Delaware Social Awareness Fund–3

LVIP Delaware Social Awareness Fund

Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)

As of December 31, 2012

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets
Common Stock	97.50%
Aerospace & Defense	0.53%
Air Freight & Logistics	1.49%
Auto Components	1.01%
Automobiles	1.96%
Beverages	1.79%
Biotechnology	3.67%
Capital Markets	4.13%
Chemicals	0.82%
Commercial Banks	2.62%
Communications Equipment	3.05%
Computers & Peripherals	2.48%
Consumer Finance	1.27%
Diversified Financial Services	2.37%
Diversified Telecommunication Services	2.21%
Electrical Equipment	1.68%
Energy Equipment & Services	0.72%
Food & Staples Retailing	1.81%
Food Products	2.06%
Health Care Equipment & Supplies	1.42%
Health Care Providers & Services	4.35%
Hotels, Restaurants & Leisure	2.89%
Household Durables	1.00%
Insurance	4.91%
Internet Software & Services	1.31%
IT Services	4.53%
Life Sciences Tools & Services	1.34%
Machinery	4.57%
Media	4.09%
Metals & Mining	0.69%
Multiline Retail	3.67%
Multi-Utilities	1.05%
Oil, Gas & Consumable Fuels	4.40%
Paper & Forest Products	1.94%
Pharmaceuticals	5.21%
Professional Services	0.99%
Road & Rail	2.08%
Semiconductors & Semiconductor Equipment	4.65%
Software	4.73%
Specialty Retail	0.61%
Wireless Telecommunication Services	1.40%
Money Market Mutual Fund	2.94%
Total Value of Securities	100.44%
Liabilities Net of Receivables and Other Assets	(0.44%)
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell. or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Starbucks	2.89%
Abbott Laboratories	2.88%
Comcast Class A	2.83%
Microsoft	2.81%
Wells Fargo	2.62%
EMC	2.48%
UnitedHealth Group	2.41%
QUALCOMM	2.36%
Allergan	2.33%
AT&T	2.21%
Total	25.82%

LVIP Delaware Social Awareness Fund–4

LVIP Delaware Social Awareness Fund

Statement of Net Assets

December 31, 2012

	Number of Shares	Value (U.S. $)

COMMON STOCK–97.50%
Aerospace & Defense–0.53%
Rockwell Collins	55,500	$3,228,434

		3,228,434

Air Freight & Logistics–1.49%
FedEx	98,300	9,016,076

		9,016,076

Auto Components–1.01%
†Borg Warner	85,600	6,130,672

		6,130,672

Automobiles–1.96%
Ford Motor	919,800	11,911,410

		11,911,410

Beverages–1.79%
PepsiCo	158,800	10,866,684

		10,866,684

Biotechnology–3.67%
†Celgene	90,000	7,084,800
†Gilead Sciences	159,800	11,737,310
†Vertex Pharmaceuticals	82,200	3,447,468

		22,269,578

Capital Markets–4.13%
Ameriprise Financial	117,300	7,346,499
BlackRock	43,500	8,991,885
State Street	185,400	8,715,654

		25,054,038

Chemicals–0.82%
Rockwood Holdings	99,900	4,941,054

		4,941,054

Commercial Banks–2.62%
Wells Fargo	465,000	15,893,700

		15,893,700

Communications Equipment–3.05%
Cisco Systems	211,700	4,159,905
QUALCOMM	230,600	14,301,812

		18,461,717

Computers & Peripherals–2.48%
†EMC	595,200	15,058,560

		15,058,560

Consumer Finance–1.27%
Capital One Financial	133,350	7,724,966

		7,724,966

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Diversified Financial Services–2.37%
Citigroup	171,800	$6,796,408
†IntercontinentalExchange	61,050	7,558,601

		14,355,009

Diversified Telecommunication Services–2.21%
AT&T	397,700	13,406,467

		13,406,467

Electrical Equipment–1.68%
Acuity Brands	35,900	2,431,507
Roper Industries	69,800	7,781,304

		10,212,811

Energy Equipment & Services–0.72%
National Oilwell Varco	63,700	4,353,895

		4,353,895

Food & Staples Retailing–1.81%
CVS Caremark	226,300	10,941,605

		10,941,605

Food Products–2.06%
General Mills	308,800	12,478,608

		12,478,608

Health Care Equipment & Supplies–1.42%
Baxter International	129,000	8,599,140

		8,599,140

Health Care Providers & Services–4.35%
†Express Scripts Holding	218,200	11,782,800
UnitedHealth Group	269,000	14,590,560

		26,373,360

Hotels, Restaurants & Leisure–2.89%
Starbucks	326,600	17,512,292

		17,512,292

Household Durables–1.00%
Jarden	116,700	6,033,390

		6,033,390

Insurance–4.91%
AFLAC	182,700	9,705,024
Prudential Financial	207,700	11,076,641
Travelers	125,000	8,977,500

		29,759,165

Internet Software & Services–1.31%
†Google Class A	11,200	7,944,944

		7,944,944

LVIP Delaware Social Awareness Fund–5

LVIP Delaware Social Awareness Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
IT Services–4.53%
Accenture Class A	150,500	$10,008,250
†Cognizant Technology Solutions Class A	107,700	7,975,185
International Business Machines	49,600	9,500,880

		27,484,315

Life Sciences Tools & Services–1.34%
Thermo Fisher Scientific	127,600	8,138,328

		8,138,328

Machinery–4.57%
†Chart Industries	41,200	2,746,804
Cummins	33,000	3,575,550
Deere	143,600	12,409,912
Eaton	107,000	5,799,400
Lincoln Electric Holdings	64,600	3,144,728

		27,676,394

Media–4.09%
Comcast Class A	459,900	17,191,062
Regal Entertainment Group Class A	115,900	1,616,805
Viacom Class B	113,760	5,999,702

		24,807,569

Metals & Mining–0.69%
Allegheny Technologies	136,900	4,156,284

		4,156,284

Multiline Retail–3.67%
Macy’s	342,100	13,348,742
Nordstrom	166,200	8,891,700

		22,240,442

Multi-Utilities–1.05%
OGE Energy	112,800	6,351,768

		6,351,768

Oil, Gas & Consumable Fuels–4.40%
EOG Resources	84,500	10,206,755
EQT	47,500	2,801,550
Hess	143,600	7,605,056
Marathon Oil	196,800	6,033,888

		26,647,249

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Paper & Forest Products–1.94%
International Paper	295,600	$11,776,704

		11,776,704

Pharmaceuticals–5.21%
Abbott Laboratories	266,500	17,455,750
Allergan	153,900	14,117,247

		31,572,997

Professional Services–0.99%
Towers Watson Class A	106,394	5,980,407

		5,980,407

Road & Rail–2.08%
Hunt (J.B.) Transport Services	50,100	2,991,471
Union Pacific	76,500	9,617,580

		12,609,051

Semiconductors & Semiconductor Equipment–4.65%
Avago Technologies	154,900	4,904,134
Intel	353,200	7,286,516
Maxim Integrated Products	193,300	5,683,020
Texas Instruments	332,800	10,296,832

		28,170,502

Software–4.73%
†Citrix Systems	82,000	5,391,500
†Fortinet	240,400	5,065,228
Microsoft	637,100	17,029,683
†Nuance Communications	54,100	1,207,512

		28,693,923

Specialty Retail–0.61%
DSW Class A	56,445	3,707,872

		3,707,872

Wireless Telecommunication Services–1.40%
Vodafone Group ADR	337,600	8,504,144

		8,504,144

Total Common Stock (Cost $410,524,100)		591,045,524

MONEY MARKET MUTUAL FUND–2.94%
Dreyfus Treasury & Agency Cash Management Fund	17,843,738	17,843,738

Total Money Market Mutual Fund (Cost $17,843,738)		17,843,738

TOTAL VALUE OF SECURITIES–100.44% (Cost $428,367,838)	608,889,262
«LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.44%)	(2,663,010)

NET ASSETS APPLICABLE TO 18,636,273 SHARES OUTSTANDING–100.00%	$606,226,252

LVIP Delaware Social Awareness Fund–6

LVIP Delaware Social Awareness Fund

Statement of Net Assets (continued)

NET ASSET VALUE–LVIP DELAWARE SOCIAL AWARENESS FUND STANDARD CLASS ($546,050,928 / 16,783,275 Shares)	$32.535

NET ASSET VALUE–LVIP DELAWARE SOCIAL AWARENESS FUND SERVICE CLASS ($60,175,324 / 1,852,998 Shares)	$32.475

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2012:
Shares of beneficial interest (unlimited authorization–no par)	$413,410,169
Undistributed net investment income	3,472,566
Accumulated net realized gain on investments	8,822,093
Net unrealized appreciation of investments	180,521,424

Total net assets	$606,226,252

†	Non-income producing for the period.

«	Of this amount, $3,145,667 represents payable for fund shares redeemed as of December 31, 2012.

ADR–American Depositary Receipt

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Social Awareness Fund–7

LVIP Delaware Social Awareness Fund

Statement of Operations

Year Ended December 31, 2012

LVIP Delaware Social Awareness Fund

Statements of Changes in Net Assets

INVESTMENT INCOME:
Dividends	$10,988,932
Interest	3,801

10,992,733

EXPENSES:
Management fees	2,420,913
Accounting and administration expenses	267,196
Distribution fees-Service Class	210,982
Reports and statements to shareholders	85,424
Professional fees	31,468
Trustees’ fees	15,722
Custodian fees	7,012
Pricing fees	1,027
Other	57,103

Total operating expenses	3,096,847

NET INVESTMENT INCOME	7,895,886

NET REALIZED AND UNREALIZED GAIN:
Net realized gain on investments	16,097,192
Net change in unrealized appreciation (depreciation) of investments	63,697,286

NET REALIZED AND UNREALIZED GAIN	79,794,478

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$87,690,364

See accompanying notes, which are an integral part of the financial statements.

	Year Ended
	12/31/12	12/31/11
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$7,895,886	$7,102,846
Net realized gain	16,097,192	73,289,852
Net change in unrealized appreciation (depreciation)	63,697,286	(74,610,692)

Net increase in net assets resulting from operations	87,690,364	5,782,006

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(4,180,279)	(4,332,838)
Service Class	(243,041)	(251,091)
Net realized gain:
Standard Class	(38,501,098)	—
Service Class	(4,192,908)	—

	(47,117,326)	(4,583,929)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	4,289,766	8,063,056
Service Class	6,909,143	6,888,447
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	42,681,377	4,332,838
Service Class	4,435,949	251,091

	58,316,235	19,535,432

Cost of shares repurchased:
Standard Class	(79,296,093)	(88,306,728)
Service Class	(11,893,135)	(11,609,933)

	(91,189,228)	(99,916,661)

Decrease in net assets derived from capital share transactions	(32,872,993)	(80,381,229)

NET INCREASE (DECREASE) IN
NET ASSETS	7,700,045	(79,183,152)
NET ASSETS:
Beginning of year	598,526,207	677,709,359

End of year	$606,226,252	$598,526,207

Undistributed net investment income	$3,472,566	$2,518,917

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Social Awareness Fund–8

LVIP Delaware Social Awareness Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Delaware Social Awareness Fund Standard Class
	12/31/12	12/31/11	Year Ended 12/31/10	12/31/09	12/31/08
Net asset value, beginning of period	$30.528	$30.573	$27.563	$22.408	$36.654

Income (loss) from investment operations:
Net investment income[1]	0.429	0.352	0.222	0.212	0.317
Net realized and unrealized gain (loss)	4.186	(0.154)	2.962	6.405	(12.349)

Total from investment operations	4.615	0.198	3.184	6.617	(12.032)

Less dividends and distributions from:
Net investment income	(0.246)	(0.243)	(0.174)	(0.170)	(0.278)
Net realized gain	(2.362)	—	—	(1.292)	(1.936)

Total dividends and distributions	(2.608)	(0.243)	(0.174)	(1.462)	(2.214)

Net asset value, end of period	$32.535	$30.528	$30.573	$27.563	$22.408

Total return[2]	15.28%	0.64%	11.57%	30.00%	(34.41% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$546,051	$541,611	$616,404	$631,412	$554,029
Ratio of expenses to average net assets	0.47%	0.47%	0.47%	0.48%	0.44%
Ratio of net investment income to average net assets	1.31%	1.12%	0.79%	0.89%	1.02%
Portfolio turnover	22%	41%	28%	33%	41%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Social Awareness Fund–9

LVIP Delaware Social Awareness Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Delaware Social Awareness Fund Service Class
	12/31/12	12/31/11	Year Ended 12/31/10	12/31/09	12/31/08
Net asset value, beginning of period	$30.478	$30.523	$27.525	$22.389	$36.593

Income (loss) from investment operations:
Net investment income[1]	0.313	0.241	0.124	0.128	0.208
Net realized and unrealized gain (loss)	4.178	(0.151)	2.951	6.387	(12.301)

Total from investment operations	4.491	0.090	3.075	6.515	(12.093)

Less dividends and distributions from:
Net investment income	(0.132)	(0.135)	(0.077)	(0.087)	(0.175)
Net realized gain	(2.362)	—	—	(1.292)	(1.936)

Total dividends and distributions	(2.494)	(0.135)	(0.077)	(1.379)	(2.111)

Net asset value, end of period	$32.475	$30.478	$30.523	$27.525	$22.389

Total return[2]	14.88%	0.29%	11.18%	29.54%	(34.64% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$60,175	$56,915	$61,305	$60,422	$50,375
Ratio of expenses to average net assets	0.82%	0.82%	0.82%	0.83%	0.79%
Ratio of net investment income to average net assets	0.96%	0.77%	0.44%	0.54%	0.67%
Portfolio turnover	22%	41%	28%	33%	41%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Social Awareness Fund–10

LVIP Delaware Social Awareness Fund

Notes to Financial Statements

December 31, 2012

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 66 series (Series). These financial statements and the related notes pertain to the LVIP Delaware Social Awareness Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to maximize long-term capital appreciation (as measured by the change in the value of the fund shares over a period of three years or longer).

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Short-term debt securities having less than 60 days to maturity are valued using the evaluated mean. Open-end investment companies are valued at their published net asset value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2009–December 31, 2012), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2012.

LVIP Delaware Social Awareness Fund–11

LVIP Delaware Social Awareness Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2012.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (LIAC) is a registered investment advisor and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.48% of the first $200 million of the average daily net assets of the Fund; 0.40% of the next $200 million; and 0.30% of the average daily net assets of the Fund in excess of $400 million.

Delaware Management Company (Sub-Advisor), a series of Delaware Management Business Trust, is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Advisor a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund paid Lincoln Life a fee at an annual rate of 0.008% of the average daily net assets of the Fund and reimbursed Lincoln Life for the cost of internal legal services. For the year ended December 31, 2012, fees for these administrative and legal services amounted to $49,624 and $5,752, respectively. Beginning January 1, 2013, the Trust will reimburse Lincoln Life for the cost of administrative and internal legal services.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently 0.35% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2012, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$201,870
Distribution fees payable to LFD	17,659

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The Fund pays the compensation of unaffiliated trustees.

3. Investments

For the year ended December 31, 2012, the Fund made purchases of $130,526,215 and sales of $201,513,334 of investment securities other short-term investments.

At December 31, 2012, the cost of investments for federal income tax purposes was $429,865,064. At December 31, 2012, net unrealized appreciation was $179,024,198, of which $185,339,705 related to unrealized appreciation of investments and $6,315,507 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

LVIP Delaware Social Awareness Fund–12

LVIP Delaware Social Awareness Fund

Notes to Financial Statements (continued)

3. Investments (continued)

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2012:

Level 1
Common Stock	$591,045,524
Money Market Mutual Fund	17,843,738

Total	$608,889,262

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2012, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2012 and 2011 was as follows:

	Year Ended 12/31/12	Year Ended 12/31/11
Ordinary income	$4,423,320	$4,583,929
Long-term capital gains	42,694,006	—

Total	$47,117,326	$4,583,929

In addition, the Fund declared an ordinary income consent dividend of $2,518,917 for the year ended December 31, 2011. Such amounts have been deemed paid and contributed to the Fund as additional paid-in capital.

5. Components of Net Assets on a Tax Basis

As of December 31, 2012, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$413,410,169
Undistributed ordinary income	3,472,566
Undistributed long-term capital gains	10,319,319
Unrealized appreciation	179,024,198

Net assets	$606,226,252

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to consent dividends. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2012, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Paid-in Capital
$(2,518,917)	$2,518,917

LVIP Delaware Social Awareness Fund–13

LVIP Delaware Social Awareness Fund

Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/12	Year Ended 12/31/11
Shares sold:
Standard Class	130,086	257,940
Service Class	211,011	221,835
Shares issued upon reinvestment of dividends and distributions:
Standard Class	1,327,919	140,294
Service Class	138,514	8,141

	1,807,530	628,210

Shares repurchased:
Standard Class	(2,415,899)	(2,818,507)
Service Class	(363,953)	(371,010)

	(2,779,852)	(3,189,517)

Net decrease	(972,322)	(2,561,307)

7. Market Risk

The Fund only invests in companies that meet its definition of “socially responsible” and may be subject to certain risks as a result of investing exclusively in socially responsible companies. By avoiding certain companies not considered socially responsible, it could miss out on strong performance from those companies.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

9. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Delaware Social Awareness Fund–14

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Delaware Social Awareness Fund

We have audited the accompanying statement of net assets of the LVIP Delaware Social Awareness Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012 by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Delaware Social Awareness Fund of the Lincoln Variable Insurance Products Trust at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 18, 2013

Philadelphia, Pennsylvania

LVIP Delaware Social Awareness Fund–15

LVIP Delaware Social Awareness Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2012, the Fund designates distributions paid during the year as follows:

(A) Long-Term Capital Gains Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
90.61%	9.39%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Sub-Advisory Agreements

On August 29 and September 10, 2012, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “LVIP Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the LVIP Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal or approval of the sub-advisory agreement with various sub-advisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the LVIP Trust (each a “Fund”).

The trustees who are not “interested persons” of the LVIP Trust (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and the sub-advisers prior to the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also received information about the Funds throughout the year in connection with the regular quarterly Board meetings from LIAC and, as applicable, the various portfolio management teams providing services to the Funds.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, LVIP Trust officers and Lincoln Life and LIAC employees to consider the renewal of the Advisory Agreements. In considering the renewal or approval of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered, among others, the factors listed below and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed or approved and accordingly, recommended to the Board of Trustees the renewal or approval of the Advisory Agreements.

Approval of Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Independent Trustees considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel, resources, compliance and LIAC’s criteria for review of the sub-adviser’s performance. The Independent Trustees reviewed the services provided by LIAC in serving as investment adviser, the personnel providing the investment management services and compliance staff, regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-adviser. The Independent Trustees noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Independent Trustees also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. Based on this information, the Independent Trustees concluded that the services provided by LIAC were satisfactory.

The Independent Trustees reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2012, for the Fund compared to the average performance of a performance universe of funds in a Lipper category underlying variable insurance products (“performance group”) and a benchmark index.

The Independent Trustees reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee, sub-advisory fee and expense ratio to those of a Lipper expense peer group for the Fund. The Independent Trustees considered that management fees as reported by Lipper include separate administrative and accounting fees for the Fund as well as the funds in the expense group, to the extent the expense group funds pay separate administrative and accounting fees. The expense peer group consists of the Fund and other funds in a Lipper category underlying variable insurance products, as classified by Lipper (“expense group”).

LVIP Delaware Social Awareness Fund–16

LVIP Delaware Social Awareness Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement with LIAC (continued)

The Independent Trustees considered that LIAC does not manage the day-to-day portfolio of the Fund, but had delegated those duties to an unaffiliated sub-adviser. The Independent Trustees concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.

The Independent Trustees noted that the investment management fees for the Fund were below the average investment management fee of the Lipper expense group. On the basis of the information provided, the Independent Trustees concluded that the Fund’s investment management fee was reasonable in light of the nature, quality and extent of services provided by LIAC.

The Independent Trustees considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Independent Trustees considered that the Fund had breakpoints in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.

The Independent Trustees also reviewed the profitability analysis to LIAC and its affiliates with respect to the Fund individually and the Funds group overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Independent Trustees reviewed materials provided by LIAC and Lincoln as to any such benefits. Lincoln Insurance Companies receive and retain 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Independent Trustees also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from Lincoln Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates may benefit from economies of scale with the Fund when it bargains together with the Fund for certain services. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums will be allocated to the Fund as received.

Approval of Sub-Advisory Agreement with Delaware

In considering the renewal of the sub-advisory agreement between LIAC and Delaware Management Company (“Delaware”) on behalf of the Fund, the Independent Trustees considered the nature, extent and quality of services provided by Delaware under the sub-advisory agreement. The Independent Trustees reviewed the services provided by Delaware, the background of the investment professionals servicing the Fund, and the reputation, resources and investment approach of Delaware. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage arrangements, soft dollar usage and compliance and regulatory matters.

The Independent Trustees reviewed the Fund’s return compared to the average return of the Lipper performance group of large-cap core funds and the Russell 1000 Index. The Fund’s return was below the average of the Lipper performance group for the one year period, in line with the average of the Lipper performance group for the three year period and above the average of the Lipper performance group for the five year period. The Independent Trustees noted that the Fund’s return was below the performance of the benchmark index for the one year, three year and five year periods. The Independent Trustees concluded that the services provided by Delaware were satisfactory.

The Independent Trustees reviewed the sub-advisory fee schedule which includes breakpoints, compared to the management fees of funds with similar investment strategies where Delaware serves as the investment adviser and noted that the sub-advisory fees for the Fund were below or within range of the Lipper contractual sub-advisor fees expense group. The Independent Trustees considered that the sub-advisory fee schedule was negotiated between LIAC and Delaware. The Independent Trustees concluded that the sub-advisory fees for the Fund were reasonable.

With respect to profitability, the Independent Trustees considered information regarding Delaware’s estimated profitability from providing sub-advisory services to the Fund and concluded that Delaware’s estimated profitability was not unreasonable. The Independent Trustees reviewed materials provided by Delaware as to any additional benefits it receives and noted Delaware has the ability to obtain research with soft dollars that may or may not be used by the Fund and may be used for the benefit of Delaware and its other clients.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Independent Trustees determined that the terms of the investment management agreement and sub-advisory agreement for the Fund continue to be fair and reasonable, and that the continuation of each such agreement is in the best interests of the Fund and recommended the renewal of the respective agreements to the Board of Trustees.

LVIP Delaware Social Awareness Fund–17

Officer/Trustee Information for Lincoln VIP Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Fidelity Investments	71	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	71	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Retired; Formerly, Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	71	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	71	N/A
Gary D. Lemon, PH.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly, Advisory Trustee since November 2004	Joseph Percival Allen III University Professor, James W. Emerson Director of the Robert C. McDermond Center for Management and Entrepreneurship, Professor of Economics and Management, DePauw University	71	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C.	71	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; Formerly, President Emeritus, Indiana Health Association; Formerly, President, Indiana Hospital & Health Association	71	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC.	71	N/A
Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since June 2011	Senior Vice President and Treasurer, Lincoln National Corporation; Formerly, Senior Vice President, Head of Insurance & Retirement Solutions Financial Management	N/A	N/A

LVIP Delaware Social Awareness Fund–18

Officer/Trustee Information for Lincoln VIP Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Jill R. Whitelaw, Esq.[1] Radnor Financial Center, 150 N. Radnor Chestor Rd, Radnor, PA 19087 YOB: 1963	Vice President, Secretary, and Chief Legal Officer	Vice President, Secretary, and Chief Legal Officer since December 2012; Formerly, Secretary and Chief Legal Officer since June 2011	Vice President and Chief Counsel–Fund Management, The Lincoln National Life Insurance Company; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corp.; Formerly, Of Counsel–Montgomery, McCracken, Walker & Rhoades; Director–Merrill Lynch, Pierce, Fenner & Smith	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, Director of Funds Management, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A
Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Vice President since December 2012	Vice President, The Lincoln National Life Insurance Company	N/A	N/A
Blake W. Martin[1] Radnor Financial Center, 150 N. Radnor Chester Rd, Radnor, PA 19087 YOB: 1956	Vice President	Vice President since December 2012	Vice President and Head of Corporate Tax, Lincoln National Corporation; Formerly, Independent Consultant and Managing Director at Smart Business Advisory and Consulting, LLC.	N/A	N/A
John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President since June 2011 and Chief Compliance Officer since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A
David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011	Vice President, Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly, Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A

LVIP Delaware Social Awareness Fund–19

Officer/Trustee Information for Lincoln VIP Trust (unaudited) (continued)

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*	The Trust Complex is comprised of the 66 Series of the Lincoln Variable Insurance Products Trust and the 5 Series of the Lincoln Advisors Trust.

[1]

All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940, by reason of their being officers of Lincoln Investment Advisors Corporation.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Delaware Social Awareness Fund–20

LVIP Delaware Special Opportunities Fund

LVIP Delaware Special Opportunities Fund

a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2012

LVIP Delaware Special Opportunities Fund

LVIP Delaware Special Opportunities Fund

2012 Annual Report Commentary (unaudited)

Managed by:

The Fund returned 14.94% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2012, while its benchmark, the Russell MidCap® Value Index1, returned 18.51%.

Equity markets had a strong year in 2012, although the majority of the gains occurred by the end of the first quarter. The end result was that for the year the entire Russell mid cap indices had total returns in excess of 15%. As has been the case for the past several years, the markets were once again forced to balance a decent outlook for corporate profits, strong balance sheets and extremely low interest rates against a modestly growing economy, continued debt problems from several European countries and threats of inaction from our policy makers as it relates to taxes, spending and the deficit. The return of the Russell MidCap® Value Index outpaced that of the Russell MidCap® Growth Index2 which gained 15.81% during the period.

The investment landscape in 2012 was dominated by many of the same factors as in 2009, 2010 and 2011:

•	Notable liquidity injected into the financial system by the Federal Reserve.

•	Short-term interest rates held at essentially 0% throughout the year.

•	Economic recovery that is below historical averages.

There were also additional factors that had an influence over the markets:

•	Unemployment declining to below 8% by year-end.

•	Threats of significant slowdown in the economy due to the “fiscal cliff”.

•	Continued debt problems in several European countries.

•	An apparent beginning to the long-awaited recovery in housing.

The overall returns for Mid Cap Value equities were positive with the strongest sectors being consumer cyclicals, capital spending, transportation, consumer staples and financial services, all of which had returns in excess of 20%. Conversely, the lowest returns were from utilities, technology, business services and energy. Versus the benchmark index, technology and health care provided relative outperformance for the Fund while energy, financial services, consumer staples and consumer cyclicals were underperformers versus the Index. From an attribution standpoint, sector weightings had a negligible impact on performance as the Fund was significantly underweight utilities and REITs, two of the worse performing sectors in the Index and overweight capital spending which was one of the best performing sectors. Stock selection had a negative impact on performance with particular emphasis on energy, financial services and consumer cyclicals.

We are maintaining our emphasis on those companies that generate free-cash flow and have strong balance sheets, and remain optimistic that the economic recovery will continue at a moderate pace which should lead to a modest growth rate of corporate profits. While we were once again disappointed with the volume of merger and acquisition activity in the Fund and market, we do expect this activity to increase in 2013 as companies have very strong balance sheets and managements continue to search for growth in an economy that is expected to show modest growth.

Christopher S. Beck, CFA

Steven G. Catricks, CFA

Kent P. Madden, CFA

Kelley A. McKee, CFA

Delaware Investments

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 12/31/02 through

12/31/12

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Delaware Special Opportunities Fund Standard Class shares on 12/31/02. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2012, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $26,964. For comparison, look at how the Russell MidCap® Value Index did over the same period. The same $10,000 investment would have increased to $27,482. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

LVIP Delaware Special Opportunities Fund–1

LVIP Delaware Special Opportunities Fund

2012 Annual Report Commentary (unaudited) (continued)

Average annual total returns	Ended
on investment	12/31/12

Standard Class Shares
One Year	+14.94%
Five Years	+ 3.31%
Ten Years	+10.43%

Service Class Shares
One Year	+14.54%
Five Years	+ 2.95%
Inception (5/19/04)	+ 8.27%

1	The Russell MidCap® Value Index measures the performance of those Russell MidCap companies with lower price-to-book ratios and lower forecasted growth values.

2	The Russell MidCap® Growth Index measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values.

Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. (DMHI) and its subsidiaries, including Delaware Management Company, sub-advisor to the Fund. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

Investments in LVIP Delaware Special Opportunities Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantee the performance of the LVIP Delaware Special Opportunities Fund, the repayment of capital from the LVIP Delaware Special Opportunities Fund, or any particular rate of return.

All third-party trademarks are the property of their respective owners.

(c) 2013 Delaware Management Holdings, Inc.

LVIP Delaware Special Opportunities Fund–2

LVIP Delaware Special Opportunities Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2012 to December 31, 2012

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2012 to December 31, 2012.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Annualized Expense Ratio	Expenses Paid During Period 7/1/12 to 12/31/12*
Actual
Standard Class Shares	$1,000.00	$1,069.30	0.47%	$2.44
Service Class Shares	1,000.00	1,067.40	0.82%	4.26
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.77	0.47%	$2.39
Service Class Shares	1,000.00	1,021.01	0.82%	4.17

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP Delaware Special Opportunities Fund–3

LVIP Delaware Special Opportunities Fund

Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)

As of December 31, 2012

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets
Common Stock	98.34%
Auto Components	2.34%
Beverages	2.30%
Capital Markets	1.57%
Chemicals	8.55%
Commercial Banks	9.05%
Commercial Services & Supplies	0.67%
Communications Equipment	0.23%
Construction & Engineering	1.47%
Containers & Packaging	0.91%
Diversified Consumer Services	1.35%
Electric Utilities	2.31%
Electrical Equipment	1.88%
Electronic Equipment, Instruments & Components	1.44%
Energy Equipment & Services	4.84%
Food Products	0.66%
Health Care Equipment & Supplies	1.08%
Health Care Providers & Services	3.16%
Hotels, Restaurants & Leisure	0.60%
Household Durables	2.31%
Insurance	9.74%
IT Services	1.68%
Leisure Equipment & Products	0.88%
Life Sciences Tools & Services	2.59%
Machinery	3.83%
Media	0.73%
Metals & Mining	1.55%
Multiline Retail	2.40%
Multi-Utilities	2.16%
Oil, Gas & Consumable Fuels	5.59%
Pharmaceuticals	1.18%
Professional Services	0.71%
Real Estate Investment Trusts	3.87%
Road & Rail	2.06%
Semiconductors & Semiconductor Equipment	1.31%
Software	3.77%
Specialty Retail	3.80%
Textiles, Apparel & Luxury Goods	1.13%
Tobacco	1.21%
Trading Companies & Distributors	1.43%
Money Market Mutual Fund	0.07%
Short-Term Investment	1.92%
Total Value of Securities	100.33%
Liabilities Net of Receivables and Other Assets	(0.33%)
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Cytec Industries	2.44%
ENSCO	2.39%
Whiting Petroleum	2.09%
American Financial Group	2.02%
Celanese Class A	1.99%
East West Bancorp	1.96%
Regal-Beloit	1.88%
Berkley (W.R.)	1.86%
Albemarle	1.75%
Torchmark	1.74%
Total	20.12%

LVIP Delaware Special Opportunities Fund–4

LVIP Delaware Special Opportunities Fund

Statement of Net Assets

December 31, 2012

	Number of Shares	Value (U.S. $)

COMMON STOCK–98.34%
Auto Components–2.34%
†Borg Warner	90,100	$6,452,962
Johnson Controls	200,200	6,146,140

		12,599,102

Beverages–2.30%
Beam	86,400	5,278,176
Dr Pepper Snapple Group	160,400	7,086,472

		12,364,648

Capital Markets–1.57%
Raymond James Financial	219,550	8,459,262

		8,459,262

Chemicals–8.55%
Albemarle	151,600	9,417,392
Celanese Class A	240,000	10,687,200
Cytec Industries	190,900	13,139,647
FMC	98,600	5,770,072
†Grace (W.R.) & Co	104,400	7,018,812

		46,033,123

Commercial Banks–9.05%
Associated Banc-Corp	175,900	2,307,808
BancorpSouth	215,800	3,137,732
Bank of Hawaii	149,900	6,603,095
Comerica	300,700	9,123,238
East West Bancorp	491,400	10,560,186
First Horizon National	633,810	6,281,057
Hancock Holding	107,700	3,418,398
Regions Financial	510,200	3,632,624
Zions Bancorp	168,800	3,612,320

		48,676,458

Commercial Services & Supplies–0.67%
Brink’s	126,000	3,594,780

		3,594,780

Communications Equipment–0.23%
†Polycom	118,600	1,240,556

		1,240,556

Construction & Engineering–1.47%
KBR	263,800	7,892,896
		7,892,896

Containers & Packaging–0.91%
†Owens-Illinois	229,800	4,887,846

		4,887,846

Diversified Consumer Services–1.35%
Service International	527,100	7,279,251

		7,279,251

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Electric Utilities–2.31%
Edison International	148,600	$6,715,234
PPL	200,300	5,734,589

		12,449,823

Electrical Equipment–1.88%
Regal-Beloit	143,500	10,112,445

		10,112,445

Electronic Equipment, Instruments & Components–1.44%
†Avnet	252,900	7,741,269

		7,741,269

Energy Equipment & Services–4.84%
ENSCO	216,600	12,840,048
Helmerich & Payne	143,500	8,037,435
†Rowan Class A	165,400	5,172,058

		26,049,541

Food Products–0.66%
Tyson Foods Class A	181,900	3,528,860

		3,528,860

Health Care Equipment & Supplies–1.08%
Becton Dickinson	74,000	5,786,060

		5,786,060

Health Care Providers & Services–3.16%
McKesson	91,100	8,833,056
Universal Health Services Class B	169,300	8,185,655

		17,018,711

Hotels, Restaurants & Leisure–0.60%
Starwood Hotels & Resorts Worldwide	56,000	3,212,160

		3,212,160

Household Durables–2.31%
D.R. Horton	280,933	5,556,855
Newell Rubbermaid	308,600	6,872,522

		12,429,377

Insurance–9.74%
American Financial Group	274,650	10,854,168
Berkley (W.R.)	265,750	10,029,405
HCC Insurance Holdings	225,300	8,383,413
Loews	68,100	2,775,075
Reinsurance Group of America	150,600	8,060,112
StanCorp Financial Group	79,700	2,922,599
Torchmark	181,500	9,378,105

		52,402,877

IT Services–1.68%
†Fiserv	114,600	9,056,838

		9,056,838

LVIP Delaware Special Opportunities Fund–5

LVIP Delaware Special Opportunities Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Leisure Equipment & Products–0.88%
Hasbro	132,500	$4,756,750

		4,756,750

Life Sciences Tools & Services–2.59%
Agilent Technologies	175,800	7,197,252
Thermo Fisher Scientific	106,100	6,767,058

		13,964,310

Machinery–3.83%
Cummins	60,900	6,598,515
Eaton	117,800	6,384,760
Gardner Denver	111,200	7,617,200

		20,600,475

Media–0.73%
Meredith	113,900	3,923,855

		3,923,855

Metals & Mining–1.55%
Cliffs Natural Resources	145,200	5,598,912
Walter Energy	76,700	2,751,996

		8,350,908

Multiline Retail–2.40%
†Big Lots	170,000	4,838,200
Macy’s	207,300	8,088,846

		12,927,046

Multi-Utilities–2.16%
Public Service Enterprise Group	173,300	5,302,980
Wisconsin Energy	171,500	6,319,775

		11,622,755

Oil, Gas & Consumable Fuels–5.59%
†Forest Oil	408,500	2,732,865
†Newfield Exploration	311,400	8,339,292
Tesoro	175,800	7,743,990
†Whiting Petroleum	259,500	11,254,515

		30,070,662

Pharmaceuticals–1.18%
†Watson Pharmaceuticals	73,600	6,329,600

		6,329,600

Professional Services–0.71%
Manpower	89,800	3,811,112

		3,811,112

Real Estate Investment Trusts–3.87%
Boston Properties	44,200	4,676,802
Brandywine Realty Trust	367,500	4,479,825
Highwoods Properties	275,500	9,215,475
Kimco Realty	126,600	2,445,912

		20,818,014

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Road & Rail–2.06%
Canadian National Railway	61,400	$5,588,014
CSX	278,500	5,494,805

		11,082,819

Semiconductors & Semiconductor Equipment–1.31%
Marvell Technology Group	374,500	2,718,870
†Teradyne	258,000	4,357,620

		7,076,490

Software–3.77%
†Adobe Systems	134,000	5,049,120
†Compuware	614,200	6,676,354
†Synopsys	268,400	8,545,856

		20,271,330

Specialty Retail–3.80%
American Eagle Outfitters	251,500	5,158,265
Gap	118,000	3,662,720
PETsMART	40,300	2,754,102
Staples	452,500	5,158,500
Tiffany & Co	64,700	3,709,898

		20,443,485

Textiles, Apparel & Luxury Goods–1.13%
VF	40,200	6,068,994

		6,068,994

Tobacco–1.21%
Reynolds American	157,000	6,504,510

		6,504,510

Trading Companies & Distributors–1.43%
†United Rentals	169,100	7,697,432

		7,697,432

Total Common Stock (Cost $391,549,642)		529,136,430

MONEY MARKET MUTUAL FUND–0.07%
Dreyfus Treasury & Agency Cash Management Fund	407,186	407,186

Total Money Market Mutual Fund (Cost $407,186)		407,186

	Principal Amount°	Value (U.S. $)
SHORT-TERM INVESTMENT–1.92%
Discounted Commercial Paper–1.92%
Abbey National North America 0.18% 1/2/13	10,335,000	10,334,948

Total Short-Term Investment (Cost $10,334,948)		10,334,948

LVIP Delaware Special Opportunities Fund–6

LVIP Delaware Special Opportunities Fund

Statement of Net Assets (continued)

TOTAL VALUE OF SECURITIES–100.33% (Cost $402,291,776)	$539,878,564
«LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.33%)	(1,790,859)

NET ASSETS APPLICABLE TO 15,771,443 SHARES OUTSTANDING–100.00%	$538,087,705

NET ASSET VALUE–LVIP DELAWARE SPECIAL OPPORTUNITIES FUND STANDARD CLASS ($473,470,959 / 13,874,785 Shares)	$34.125

NET ASSET VALUE–LVIP DELAWARE SPECIAL OPPORTUNITIES FUND SERVICE CLASS ($64,616,746 / 1,896,658 Shares)	$34.069

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2012:
Shares of beneficial interest (unlimited authorization–no par)	$347,069,364
Undistributed net investment income	3,238,122
Accumulated net realized gain on investments.	50,193,367
Net unrealized appreciation of investments and foreign currencies	137,586,852

Total net assets	$538,087,705

†	Non-income producing for the period.

«	Of this amount, $2,321,399 represents payable for fund shares redeemed as of December 31, 2012.

°	Principal amount shown is stated in U.S. Dollars unless noted that the security is denominated in another currency.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Special Opportunities Fund–7

LVIP Delaware Special Opportunities Fund

Statement of Operations

Year Ended December 31, 2012

LVIP Delaware Special Opportunities Fund

Statements of Changes in Net Assets

INVESTMENT INCOME:
Dividends	$9,826,593
Interest	9,348
Foreign tax withheld	(20,742)

9,815,199

EXPENSES:
Management fees	2,205,437
Accounting and administration expenses	236,259
Distribution fees-Service Class	229,583
Reports and statements to shareholders	80,436
Professional fees	30,131
Trustees’ fees	13,890
Custodian fees	6,255
Pricing fees	1,707
Other	20,984

Total operating expenses	2,824,682

NET INVESTMENT INCOME	6,990,517

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	50,216,005
Foreign currencies	1,070
Foreign currency exchange contracts	(705)

Net realized gain	50,216,370

Net change in unrealized appreciation (depreciation) of:
Investments	18,675,616
Foreign currencies	3

Net change in unrealized appreciation (depreciation)	18,675,619

NET REALIZED AND UNREALIZED GAIN	68,891,989

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$75,882,506

See accompanying notes, which are an integral part of the financial statements.

	Year Ended
	12/31/12	12/31/11
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$6,990,517	$5,302,487
Net realized gain	50,216,370	62,766,214
Net change in unrealized appreciation (depreciation)	18,675,619	(101,023,362)

Net increase (decrease) in net assets resulting from operations	75,882,506	(32,954,661)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(3,736,243)	(1,597,111)
Service Class	(280,857)	—
Net realized gain:
Standard Class	(54,885,262)	(41,351,150)
Service Class	(7,765,103)	(4,753,057)

	(66,667,465)	(47,701,318)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	21,180,344	24,014,053
Service Class	21,735,357	33,243,973
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	58,621,505	42,948,261
Service Class	8,045,960	4,753,057

	109,583,166	104,959,344

Cost of shares repurchased:
Standard Class	(82,118,605)	(126,627,248)
Service Class	(27,249,955)	(17,565,413)

	(109,368,560)	(144,192,661)

Increase (decrease) in net assets derived from capital share transactions	214,606	(39,233,317)

NET INCREASE (DECREASE) IN NET ASSETS	9,429,647	(119,889,296)
NET ASSETS:
Beginning of year	528,658,058	648,547,354

End of year	$538,087,705	$528,658,058

Undistributed net investment income	$3,238,122	$4,136,299

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Special Opportunities–8

LVIP Delaware Special Opportunities Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Delaware Special Opportunities Fund Standard Class
	Year Ended
	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08
Net asset value, beginning of period	$33.749	$39.323	$30.303	$24.091	$42.051

Income (loss) from investment operations:
Net investment income[1]	0.470	0.345	0.349	0.347	0.491
Net realized and unrealized gain (loss)	4.485	(2.624)	8.928	6.927	(14.940)

Total from investment operations	4.955	(2.279)	9.277	7.274	(14.449)

Less dividends and distributions from:
Net investment income	(0.269)	(0.115)	(0.257)	(0.257)	(0.380)
Net realized gain	(4.310)	(3.180)	—	(0.805)	(3.131)

Total dividends and distributions	(4.579)	(3.295)	(0.257)	(1.062)	(3.511)

Net asset value, end of period	$34.125	$33.749	$39.323	$30.303	$24.091

Total return[2]	14.94%	(5.20%)	30.63%	30.45%	(36.63%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$473,471	$467,227	$599,052	$491,581	$389,590
Ratio of expenses to average net assets	0.47%	0.46%	0.48%	0.51%	0.47%
Ratio of net investment income to average net assets	1.32%	0.90%	1.04%	1.34%	1.40%
Portfolio turnover	11%	9%	14%	18%	10%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Special Opportunities Fund–9

LVIP Delaware Special Opportunities Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Delaware Special Opportunities Fund Service Class
	Year Ended
	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08
Net asset value, beginning of period	$33.702	$39.288	$30.289	$24.091	$41.995

Income (loss) from investment operations:
Net investment income[1]	0.344	0.208	0.233	0.256	0.373
Net realized and unrealized gain (loss)	4.477	(2.614)	8.904	6.913	(14.886)

Total from investment operations	4.821	(2.406)	9.137	7.169	(14.513)

Less dividends and distributions from:
Net investment income	(0.144)	—	(0.138)	(0.166)	(0.260)
Net realized gain	(4.310)	(3.180)	—	(0.805)	(3.131)

Total dividends and distributions	(4.454)	(3.180)	(0.138)	(0.971)	(3.391)

Net asset value, end of period	$34.069	$33.702	$39.288	$30.289	$24.091

Total return[2]	14.54%	(5.53%)	30.18%	29.99%	(36.85%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$64,617	$61,431	$49,495	$27,598	$18,480
Ratio of expenses to average net assets	0.82%	0.81%	0.83%	0.86%	0.82%
Ratio of net investment income to average net assets	0.97%	0.55%	0.69%	0.99%	1.05%
Portfolio turnover	11%	9%	14%	18%	10%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Special Opportunities Fund–10

LVIP Delaware Special Opportunities Fund

Notes to Financial Statements

December 31, 2012

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 66 series (Series). These financial statements and the related notes pertain to the LVIP Delaware Special Opportunities Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to maximize long-term capital appreciation (as measured by the change in the value of fund shares over a period of three years or longer).

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sales price on the valuation date. Short-term debt securities having less than 60 days to maturity are valued using the evaluated mean. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2009–December 31, 2012), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are

LVIP Delaware Special Opportunities Fund–11

LVIP Delaware Special Opportunities Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Distributions received from investments in Real Estate Investment Trusts are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2012.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2012.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (LIAC) is a registered investment advisor and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.48% of the first $200 million of the average daily net assets of the Fund; 0.40% of the next $200 million; and 0.30% of the average daily net assets of the Fund in excess of $400 million.

Delaware Management Company (Sub-Advisor), a series of Delaware Management Business Trust, is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Advisor a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund paid Lincoln Life a fee at an annual rate of 0.008% of the average daily net assets of the Fund and reimbursed Lincoln Life for the cost of internal legal services. For the year ended December 31, 2012, fees for these administrative and legal services amounted to $43,878 and $5,073, respectively. Beginning January 1, 2013, the Trust will reimburse Lincoln Life for the cost of administrative and internal legal services.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently 0.35% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2012, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$183,491
Distribution fees payable to LFD	19,085

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The Fund pays the compensation of unaffiliated trustees.

3. Investments

For the year ended December 31, 2012, the Fund made purchases of $61,152,060 and sales of $131,358,046 of investment securities other than short-term investments.

At December 31, 2012, the cost of investments for federal income tax purposes was $402,310,850. At December 31, 2012, net unrealized appreciation was $137,567,714, of which $181,784,308 related to unrealized appreciation of investments and $44,216,594 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements

LVIP Delaware Special Opportunities Fund–12

LVIP Delaware Special Opportunities Fund

Notes to Financial Statements (continued)

3. Investments (continued)

has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2012:

	Level 1	Level 2	Total
Common Stock	$529,136,430	$—	$529,136,430
Money Market Mutual Fund	407,186	—	407,186
Short-Term Investments	—	10,334,948	10,334,948

Total	$529,543,616	$10,334,948	$539,878,564

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2012, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2012 and 2011 was as follows:

	Year Ended 12/31/12	Year Ended 12/31/11
Ordinary income	$4,017,100	$4,970,560
Long-term capital gains	62,650,365	42,730,758

Total	$66,667,465	$47,701,318

In addition, the Fund declared an ordinary income consent dividend of $3,871,959 for the year ended December 31, 2011. Such amount has been deemed paid and contributed to the Fund as additional paid-in capital.

5. Components of Net Assets on a Tax Basis

As of December 31, 2012, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$347,069,364
Undistributed ordinary income	3,552,218
Undistributed long-term capital gains	49,898,441
Unrealized appreciation	137,567,778
Accumulated capital & other losses	(96)

Net assets	$538,087,705

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

LVIP Delaware Special Opportunities Fund–13

LVIP Delaware Special Opportunities Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis (continued)

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions and consent dividends. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2012, the Fund recorded the following reclassifications:

Undistributed Net Investments Income	Accumulated Net Realized Gain	Paid-in Capital
$(3,871,594)	$(365)	$3,871,959

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/12	Year Ended 12/31/11
Shares sold:
Standard Class	604,019	626,678
Service Class	607,835	872,983
Shares issued upon reinvestment of dividends and distributions:
Standard Class	1,736,982	1,358,476
Service Class	239,258	151,366

	3,188,094	3,009,503

Shares repurchased:
Standard Class	(2,310,318)	(3,375,324)
Service Class	(773,195)	(461,405)

	(3,083,513)	(3,836,729)

Net increase (decrease)	104,581	(827,226)

7. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. No foreign currency exchange contracts were outstanding at December 31, 2012.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2012 was as follows:

	Location of Gain or Loss on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Forward currency exchange contracts (Foreign currency exchange contracts)	Net realized loss on foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$(705)	$—

LVIP Delaware Special Opportunities Fund–14

LVIP Delaware Special Opportunities Fund

Notes to Financial Statements (continued)

8. Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Delaware Special Opportunities Fund–15

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Delaware Special Opportunities Fund

We have audited the accompanying statement of net assets of the LVIP Delaware Special Opportunities Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Delaware Special Opportunities Fund of the Lincoln Variable Insurance Products Trust at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 18, 2013

Philadelphia, Pennsylvania

LVIP Delaware Special Opportunities Fund–16

LVIP Delaware Special Opportunities Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2012, the Fund designates distributions paid during the year as follows:

(A) Long-Term Capital Gain Distribution (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
93.97%	6.03%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Sub-Advisory Agreements

On August 29 and September 10, 2012, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “LVIP Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the LVIP Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal or approval of the sub-advisory agreement with various sub-advisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the LVIP Trust (each a “Fund”).

The trustees who are not “interested persons” of the LVIP Trust (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and the sub-advisers prior to the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also received information about the Funds throughout the year in connection with the regular quarterly Board meetings from LIAC and, as applicable, the various portfolio management teams providing services to the Funds.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, LVIP Trust officers and Lincoln Life and LIAC employees to consider the renewal of the Advisory Agreements. In considering the renewal or approval of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered, among others, the factors listed below and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed or approved and accordingly, recommended to the Board of Trustees the renewal or approval of the Advisory Agreements.

Approval of Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Independent Trustees considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel, resources, compliance and LIAC’s criteria for review of the sub-adviser’s performance. The Independent Trustees reviewed the services provided by LIAC in serving as investment adviser, the personnel providing the investment management services and compliance staff, regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-adviser. The Independent Trustees noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Independent Trustees also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. Based on this information, the Independent Trustees concluded that the services provided by LIAC were satisfactory.

The Independent Trustees reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2012, for the Fund compared to the average performance of a performance universe of funds in a Lipper category underlying variable insurance products (“performance group”) and a benchmark index.

The Independent Trustees reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee, sub-advisory fee and expense ratio to those of a Lipper expense peer group for the Fund. The Independent Trustees considered that management fees as reported by Lipper include separate administrative and accounting fees for the Fund as well as the funds in the expense group, to the extent the expense group funds pay separate administrative and accounting fees. The expense peer group consists of the Fund and other funds in a Lipper category underlying variable insurance products, as classified by Lipper (“expense group”).

LVIP Delaware Special Opportunities Fund–17

LVIP Delaware Special Opportunities Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement with LIAC (continued)

The Independent Trustees considered that LIAC does not manage the day-to-day portfolio of the Fund, but had delegated those duties to an unaffiliated sub-adviser. The Independent Trustees concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.

The Independent Trustees noted that the investment management fees for the Fund were below the average investment management fee of a Lipper expense group. On the basis of the information provided, the Independent Trustees concluded that the Fund’s investment management fee was reasonable in light of the nature, quality and extent of services provided by LIAC.

The Independent Trustees considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Independent Trustees considered that the Fund had breakpoints in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.

The Independent Trustees also reviewed the profitability analysis to LIAC and its affiliates with respect to the Fund individually and the Funds group overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Independent Trustees reviewed materials provided by LIAC and Lincoln as to any such benefits. Lincoln Insurance Companies receive and retain 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Independent Trustees also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from Lincoln Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates may benefit from economies of scale with the Fund when it bargains together with the Fund for certain services. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums will be allocated to the Fund as received.

Approval of Sub-Advisory Agreement with Delaware

In considering the renewal of the sub-advisory agreement between LIAC and Delaware Management Company (“Delaware”) on behalf of the Fund, the Independent Trustees considered the nature, extent and quality of services provided by Delaware under the sub-advisory agreement. The Independent Trustees reviewed the services provided by Delaware, the background of the investment professionals servicing the Fund, and the reputation, resources and investment approach of Delaware. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage arrangements, soft dollar usage and compliance and regulatory matters.

The Independent Trustees reviewed the Fund’s return compared to the average return of a Lipper performance group of mid-cap value funds and the Russell Midcap Value Index. The Independent Trustees noted that the Fund’s return for the one year period was within range of the average of the Lipper performance group, above the average of the Lipper performance group for the three year and five year periods and were below the performance of the benchmark for the one year and three year periods and slightly above the performance of the benchmark index for the five year period. The Independent Trustees concluded that the services provided by Delaware were satisfactory.

The Independent Trustees reviewed the sub-advisory fee schedule which includes breakpoints, compared to the management fees of funds with similar investment strategies where Delaware serves as the investment adviser and noted that the sub-advisory fees for the Fund were below or within range of the Lipper contractual sub-advisor fees expense group. The Independent Trustees considered that the sub-advisory fee schedule was negotiated between LIAC and Delaware. The Independent Trustees concluded that the sub-advisory fees for the Fund were reasonable.

With respect to profitability, the Independent Trustees considered information regarding Delaware’s estimated profitability from providing sub-advisory services to the Fund and concluded that Delaware’s estimated profitability was not unreasonable. The Independent Trustees reviewed materials provided by Delaware as to any additional benefits it receives and noted Delaware has the ability to obtain research with soft dollars that may or may not be used by the Fund and may be used for the benefit of Delaware and its other clients.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Independent Trustees determined that the terms of the investment management agreement and sub-advisory agreement for the Fund continue to be fair and reasonable, and that the continuation of each such agreement is in the best interests of the Fund and recommended the renewal of the respective agreements to the Board of Trustees.

LVIP Delaware Special Opportunities Fund–18

Officer/Trustee Information for Lincoln VIP Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Fidelity Investments	71	N/A

Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	71	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.

Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Retired; Formerly, Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	71	N/A

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	71	N/A

Gary D. Lemon, PH.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly, Advisory Trustee since November 2004	Joseph Percival Allen III University Professor, James W. Emerson Director of the Robert C. McDermond Center for Management and Entrepreneurship, Professor of Economics and Management, DePauw University	71	N/A

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C.	71	Associated Grocers of New England

Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; Formerly, President Emeritus, Indiana Health Association; Formerly, President, Indiana Hospital & Health Association	71	Advisory Board of Harris Bank

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC.	71	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since June 2011	Senior Vice President and Treasurer, Lincoln National Corporation; Formerly, Senior Vice President, Head of Insurance & Retirement Solutions Financial Management	N/A	N/A

LVIP Delaware Special Opportunities Fund–19

Officer/Trustee Information for Lincoln VIP Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Jill R. Whitelaw, Esq.[1] Radnor Financial Center, 150 N. Radnor Chestor Rd, Radnor, PA 19087 YOB: 1963	Vice President, Secretary, and Chief Legal Officer	Vice President, Secretary, and Chief Legal Officer since December 2012; Formerly, Secretary and Chief Legal Officer since June 2011	Vice President and Chief Counsel—Fund Management, The Lincoln National Life Insurance Company; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corp.; Formerly, Of Counsel—Montgomery, McCracken, Walker & Rhoades; Director—Merrill Lynch, Pierce, Fenner & Smith	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, Director of Funds Management, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Vice President since December 2012	Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Blake W. Martin[1] Radnor Financial Center, 150 N. Radnor Chester Rd, Radnor, PA 19087 YOB: 1956	Vice President	Vice President since December 2012	Vice President and Head of Corporate Tax, Lincoln National Corporation; Formerly, Independent Consultant and Managing Director at Smart Business Advisory and Consulting, LLC.	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President since June 2011 and Chief Compliance Officer since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A

David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011	Vice President, Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly, Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A

LVIP Delaware Special Opportunities Fund–20

Officer/Trustee Information for Lincoln VIP Trust (unaudited) (continued)

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, FortWayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*	The Trust Complex is comprised of the 66 Series of the Lincoln Variable Insurance Products Trust and the 5 Series of the Lincoln Advisors Trust.

[1]

All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940, by reason of their being officers of Limcoln Investment Advisors Corporation.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Delaware Special Opportunities Fund–21

LVIP Dimensional/Vanguard Allocation Funds

LVIP Dimensional/Vanguard Allocation Funds

LVIP Dimensional Non-U.S. Equity Fund

LVIP Dimensional U.S. Equity Fund

LVIP Dimensional/Vanguard Total Bond Fund

LVIP Vanguard Domestic Equity ETF Fund

LVIP Vanguard International Equity ETF Fund

each a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2012

LVIP Dimensional/Vanguard Allocation Funds

LVIP Dimensional/Vanguard Allocation Funds

2012 Annual Report Commentary (unaudited)

Managed by:

The LVIP Dimensional Non-U.S. Equity Fund returned 18.77% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2012, while its benchmark, the MSCI All Country World ex U.S. Index (net dividends)1 returned 16.83%.

The LVIP Dimensional U.S. Equity Fund returned 17.41% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2012, while its benchmark, the Russell 3000® Index2 returned 16.42%.

The LVIP Dimensional/Vanguard Total Bond Fund returned 3.73% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2012, while is benchmark, the Barclays Capital U.S. Aggregate Index3 returned 4.22%.

The LVIP Vanguard Domestic Equity ETF Fund returned 15.17% (Standard Class shares with distributions reinvested) for the fiscal year ended December31, 2012, while its benchmark, the Russell 3000® Index returned 16.42%.

The LVIP Vanguard International Equity ETF Fund returned 19.35% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2012, while its benchmark, the MSCI All Country World ex U.S. Index (net dividends) returned 16.83%.

2012 ended on a positive note for global equity investors, with the White House and Congress reaching a last minute deal to temporarily avoid the so-called fiscal cliff of spending cuts and tax increases. This headline grabbing event wrapped up a year that proved quite lucrative for equity investors across global capital markets. The S&P 500® Index4 finished the year up 16%, notching the best calendar year performance for large-cap U.S. equities since 2009. These strong returns were realized during a period of slowly recovering employment, a long awaited improvement in the housing market and a period of continued near-record low interest rates that make equity investments more attractive to many investors. Despite the strong returns in equity markets, 2012 was not without its challenges. A sharp selloff during the spring and a second dip immediately following the November presidential election tested investors’ resolve. Both of these sell-offs proved to be temporary, as U.S. equities continued their march higher through the end of the year, rewarding investors for staying the course.

Investors in overseas stocks were also awarded for their patience in 2012, as it was a tale of two different markets. In the early part of the year, investors had to withstand a torrent of news from the troubled Eurozone, including divisive elections in Greece, significant austerity measures and a banking crisis in Spain. This, along with slowing growth in many large emerging economies and renewed tensions in the Middle East, led many to be skeptical about prospects for international equities. Against this backdrop, stocks fell sharply in the second quarter. However, in mid-summer investors, welcomed a long awaited commitment from the ECB to stand behind the troubled Eurozone through any means necessary. This triggered a rally in international stocks during the third and fourth quarters that led to a 2012 total return topping 17% for the MSCI EAFE Index (net dividends)5.

Bond investors realized another year of positive returns during 2012, with the Barclays Capital U.S. Aggregate Index advancing 4.2%. The environment for bond investors remained strong throughout the year, as continued low interest rates led to a wave of bond issuance across the fixed income sectors, as borrowers looked to lock in the near-record low financing costs. Throughout the year central banks around the world reiterated their commitment to further stimulating stagnant developed market economies with previously unprecedented measures. This action was highlighted by the U.S. Federal Reserve, which during the year launched its third round of quantitative easing since the Financial Crisis, along with a commitment to purchase an additional $40 billion a month in mortgage-backed securities. This action is aimed at holding down interest rates to help stimulate economic growth in the still recovering U.S. economy. While headline yields were down only slightly during the year, with the 10-year U.S. Treasury yield ending the year yielding 1.76%, down just under 0.20% from the start of the year, investors experienced some significant interest rate volatility. The 10-year Treasury yield experienced a swing of nearly 1.00% during the year, peaking at 2.38% in March, and bottoming at 1.39% just four months later in July.

The LVIP Dimensional U.S. Equity Fund benefitted from a broadly diversified U.S. equity exposure during the year, with a bias towards value equities. Relative to the Russell 3000® Index, contributors included the DFA VA US Targeted Value Fund, the DFA VA US Large Value Fund and the DFA US Small Cap Value Fund. Exposure to the DFA US Large Company Fund and LVIP Money Market Fund detracted to results relative to the index.

The LVIP Dimensional Non-U.S. Equity Fund experienced gains, as international equity markets rebounded strongly in the second half of the year. On a relative basis, exposures to the DFA International Small Cap Value Fund, the DFA Emerging Markets Core Equity Fund and the DFA International Real Estate Securities Fund contributed to returns versus the MSCI All Country World ex U.S. Index (net dividends).Detracting from returns versus the index included exposures to the DFA VA International Value Fund and the LVIP Money Market Fund.

The LVIP Dimensional/Vanguard Total Bond Fund benefitted from its broadly diversified fixed income exposure during the year, a period when market interest rates slightly fell. Leading contributors to total return versus the Barclays Capital U.S. Aggregate Index included long duration and inflation indexed exposure, represented by the Vanguard Long-Term Bond Index ETF, the DFA Intermediate-Term Extended Quality Fund and the DFA Inflation Protected Securities Fund, respectively. Detractors versus the Index include shorter duration holdings, including the LVIP Money Market Fund and the DFA VA Short-Term Fixed Fund.

The LVIP Vanguard Domestic Equity ETF Fund benefitted from broadly diversified equity exposure during the year. Relative to the Russell 3000® Index, contributors included the Vanguard Mega Cap 300 Growth ETF and the Vanguard Small Cap Value ETF. Exposure to the Vanguard Dividend Appreciation ETF and the LVIP Money Market Fund detracted to results relative to the index.

The LVIP Vanguard International Equity ETF Fund experienced gains as international equity markets rebounded strongly in the second half

LVIP Dimensional/Vanguard Allocation Funds–1

LVIP Dimensional/Vanguard Allocation Funds

2012 Annual Report Commentary (unaudited) (continued)

of the year. On a relative basis, exposures to the Vanguard FTSE All-World ex-US Small Cap Index ETF, the Vanguard MSCI European ETF and the Vanguard Global ex-US Real Estate ETF contributed to returns versus the MSCI All Country World ex U.S. Index (net dividends). Detracting from returns versus the index included exposures to the Vanguard MSCI Pacific ETF and the LVIP Money Market Fund.

David A. Weiss, CFA

Kevin J. Adamson, CPA

Lincoln Investment Advisors Corporation

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Dimensional Non-U.S. Equity Fund

Growth of $10,000 invested 5/2/11 through 12/31/12

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Dimensional Non-U.S. Equity Fund on 5/2/11 (commencement of operations). As the chart shows, by December 31, 2012, the value of the investment at net asset value, with any dividends and distributions reinvested, would have decreased to $9,470 for the Standard Class shares and to $9,431 for the Service Class shares. For comparison, look at how the MSCI All World ex U.S. Index (net dividends) did from 5/2/11 through 12/31/12. The same $10,000 investment would have decreased to $9,295. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

Average annual total returns on investment	Ended 12/31/12

Standard Class Shares
One year	+18.77%
Inception (5/2/11)	–3.20%

Service Class Shares
One year	+18.47%
Inception (5/2/11)	–3.43%

LVIP Dimensional U.S. Equity Fund

Growth of $10,000 invested 5/2/11 through 12/31/12

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Dimensional U.S. Equity Fund on 5/2/11 (commencement of operations). As the chart shows, by December 31, 2012, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,852 for the Standard Class shares and to $10,809 for the Service Class shares. For comparison, look at how the Russell 3000® Index did from 5/2/11 through 12/31/12. The same $10,000 investment would have increased to $10,736. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

Average annual total returns on investment	Ended 12/31/12

Standard Class Shares
One Year	+17.41%
Inception (5/2/11)	+5.00%

Service Class Shares
One Year	+17.12%
Inception (5/2/11)	+4.75%

LVIP Dimensional/Vanguard Allocation Funds–2

LVIP Dimensional/Vanguard Allocation Funds

2012 Annual Report Commentary (unaudited) (continued)

LVIP Dimensional/Vanguard Total Bond Fund Growth of $10,000 invested 5/2/11 through 12/31/12

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Dimensional/Vanguard Total Bond Fund on 5/2/11 (commencement of operations). As the chart shows, by December 31, 2012, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,918 for the Standard Class shares and to $10,873 for the Service Class shares. For comparison, look at how the Barclays Capital U.S. Aggregate Bond Index did from 5/2/11 through 12/31/12. The same $10,000 investment would have increased to $11,051. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

Average annual total returns on investment	Ended 12/31/12

Standard Class Shares
One Year	+3.73%
Inception (5/2/11)	+5.38%

Service Class Shares
One Year	+3.48%
Inception (5/2/11)	+5.12%

LVIP Vanguard Domestic Equity ETF Fund

Growth of $10,000 invested 5/2/11 through 12/31/12

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Vanguard Domestic Equity ETF Fund on 5/2/11 (commencement of operations). As the chart shows, by December 31, 2012, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,612 for the Standard Class shares and to $10,568 for the Service Class shares. For comparison, look at how the Russell 3000® Index did from 5/2/11 through 12/31/12. The same $10,000 investment would have increased to $10,736. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

Average annual total returns on investment	Ended 12/31/12

Standard Class Shares
One Year	+15.17%
Inception (5/2/11)	+3.60%

Service Class Shares
One Year	+14.88%
Inception (5/2/11)	+3.35%

LVIP Dimensional/Vanguard Allocation Funds–3

LVIP Dimensional/Vanguard Allocation Funds

2012 Annual Report Commentary (unaudited) (continued)

LVIP Vanguard International Equity ETF Fund Growth of $10,000 invested 5/2/11 through 12/31/12

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Vanguard International Equity ETF Fund on 5/2/11 (commencement of operations). As the chart shows, by December 31, 2012, the value of the investment at net asset value, with any dividends and distributions reinvested, would have decreased to $9,548 for the Standard Class shares and to $9,508 for the Service Class shares. For comparison, look at how the MSCI All Country World ex U.S. Index (net dividends) did from 5/2/11 through 12/31/12. The same $10,000 investment would have decreased to $9,295. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

Average annual total returns on investment	Ended 12/31/12

Standard Class Shares
One Year	+19.35%
Inception (5/2/11)	–2.72%

Service Class Shares
One Year	+19.04%
Inception (5/2/11)	–2.97%

1.	The MSCI All Country World ex. U.S. Index (net dividends) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States.

2.

The Russell 3000® Index is a capitalization weighted total return index which is comprised of 3000 of the largest capitalized U.S. domiciled companies. This portfolio of securities represents approximately 98% of the investable U.S. equity market.

3.	The Barclays Capital U.S. Aggregate Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. Government, mortgage and asset-backed securities with at least one year to maturity and at least $250 million par amount outstanding.

4.	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

5.	The MSCI EAFE Index (net dividends) is a few float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets (Europe, Australasia, and the Far East), excluding U.S. and Canada.

LVIP Dimensional/Vanguard Allocation Funds–4

LVIP Dimensional/Vanguard Allocation Funds

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2012 to December 31, 2012

Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold each Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of a Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables do not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Expense Analyses are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analyses are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2012 to December 31, 2012.

Actual Expenses

The first section of the tables, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the tables, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. The Funds do not charge transaction fees such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Funds’ actual expenses shown in the tables reflect fee waivers in effect.

LVIP Dimensional Non-U.S. Equity Fund Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Annualized Expense Ratio	Expenses Paid During Period 7/1/12 to 12/31/12*
Actual
Standard Class Shares	$1,000.00	$1,144.50	0.30%	$1.62
Service Class Shares	1,000.00	1,143.00	0.55%	2.96
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.63	0.30%	$1.53
Service Class Shares	1,000.00	1,022.37	0.55%	2.80

LVIP Dimensional U.S. Equity Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Annualized Expense Ratio	Expenses Paid During Period 7/1/12 to 12/31/12*
Actual
Standard Class Shares	$1,000.00	$1,083.00	0.30%	$1.57
Service Class Shares	1,000.00	1,081.60	0.55%	2.88
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.63	0.30%	$1.53
Service Class Shares	1,000.00	1,022.37	0.55%	2.80

LVIP Dimensional/Vanguard Total Bond Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Annualized Expense Ratio	Expenses Paid During Period 7/1/12 to 12/31/12*
Actual
Standard Class Shares	$1,000.00	$1,015.50	0.30%	$1.52
Service Class Shares	1,000.00	1,014.20	0.55%	2.78
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.63	0.30%	$1.53
Service Class Shares	1,000.00	1,022.37	0.55%	2.80

LVIP Dimensional/Vanguard Allocation Funds–5

LVIP Dimensional/Vanguard Allocation Funds

Disclosure

OF FUND EXPENSES (unaudited) (continued)

LVIP Vanguard Domestic Equity ETF Fund Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Annualized Expense Ratio	Expenses Paid During Period 7/1/12 to 12/31/12*
Actual
Standard Class Shares	$1,000.00	$1,061.20	0.30%	$1.55
Service Class Shares	1,000.00	1,059.90	0.55%	2.85
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.63	0.30%	$1.53
Service Class Shares	1,000.00	1,022.37	0.55%	2.80

LVIP Vanguard International Equity ETF Fund Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Annualized Expense Ratio	Expenses Paid During Period 7/1/12 to 12/31/12*
Actual
Standard Class Shares	$1,000.00	$1,141.40	0.30%	$1.61
Service Class Shares	1,000.00	1,139.90	0.55%	2.96
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.63	0.30%	$1.53
Service Class Shares	1,000.00	1,022.37	0.55%	2.80

*	“Expenses Paid During Period” are equal to a Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Each Fund operates under a fund of funds structure. Each Fund invests substantially all of its assets in other mutual funds (Underlying Funds). In addition to the Funds’ expenses reflected above, the Funds also indirectly bear their portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an Investment in each table above does not reflect the expenses of the Underlying Funds.

LVIP Dimensional/Vanguard Allocation Funds–6

LVIP Dimensional/Vanguard Allocation Funds

Security Type/Sector Allocations (unaudited)

As of December 31, 2012

LVIP Dimensional Non-U.S. Equity Fund

Security Type/Sector	Percentage of Net Assets
Affiliated Investment Companies	1.95%
Unaffiliated Investment Companies	98.03%
Total Value of Securities	99.98%
Receivables and Other Assets Net of Liabilities	0.02%
Total Net Assets	100.00%

LVIP Dimensional U.S. Equity Fund

Security Type/Sector	Percentage of Net Assets
Affiliated Investment Companies	1.97%
Unaffiliated Investment Companies	97.63%
Total Value of Securities	99.60%
Receivables and Other Assets Net of Liabilities	0.40%
Total Net Assets	100.00%

LVIP Dimensional/Vanguard Total Bond Fund

Security Type/Sector	Percentage of Net Assets
Affiliated Investment Companies	1.99%
Unaffiliated Investment Companies	98.05%
Total Value of Securities	100.04%
Liabilities Net of Receivables and Other Assets	(0.04%)
Total Net Assets	100.00%

LVIP Vanguard Domestic Equity ETF Fund

Security Type/Sector	Percentage of Net Assets
Affiliated Investment Companies	2.00%
Unaffiliated Investment Companies	98.14%
Total Value of Securities	100.14%
Liabilities Net of Receivables and Other Assets	(0.14%)
Total Net Assets	100.00%

LVIP Vanguard International Equity ETF Fund

Security Type/Sector	Percentage of Net Assets
Affiliated Investment Companies	1.97%
Unaffiliated Investment Companies	99.42%
Total Value of Securities	101.39%
Liabilities Net of Receivables and Other Assets	(1.39%)
Total Net Assets	100.00%

LVIP Dimensional/Vanguard Allocation Funds–7

LVIP Dimensional Non-U.S. Equity Fund

Statement of Net Assets

December 31, 2012

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT COMPANIES–1.95%
Money Market Fund–1.95%
*Lincoln Variable Insurance Products Trust– LVIP Money Market Fund	99,639	$996,393

Total Affiliated Investment Companies (Cost $996,393)		996,393

UNAFFILIATED INVESTMENT COMPANIES–98.03%
International Equity Funds–98.03%
**DFA Emerging Markets Core Equity Portfolio	251,985	5,140,494
**DFA International Core Equity Portfolio	1,203,929	12,833,881
**DFA International Real Estate Securities Portfolio	487,840	2,522,134

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENT COMPANIES (continued)
International Equity Funds (continued)
**DFA International Small Cap Value Portfolio	162,020	$2,589,082
**DFA International Vector Equity Portfolio	521,934	5,146,269
**DFA Large Cap International Portfolio	662,525	12,746,981
**DFA VA International Small Portfolio	403,346	4,114,126
**DFA VA International Value Portfolio	463,311	5,152,019

Total Unaffiliated Investment Companies (Cost $46,090,350)		50,244,986

TOTAL VALUE OF SECURITIES–99.98% (Cost $47,086,743)	51,241,379
« RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.02%	12,382

NET ASSETS APPLICABLE TO 5,569,662 SHARES OUTSTANDING–100.00%	$51,253,761

NET ASSET VALUE–LVIP DIMENSIONAL NON-U.S. EQUITY FUND STANDARD CLASS ($21,170,934 / 2,300,621 Shares)	$9.202

NET ASSET VALUE–LVIP DIMENSIONAL NON-U.S. EQUITY FUND SERVICE CLASS ($30,082,827 / 3,269,041 Shares)	$9.202

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2012:
Shares of beneficial interest (unlimited authorization–no par)	$47,253,848
Undistributed net investment income	223,595
Accumulated net realized loss on investments	(378,318)
Net unrealized appreciation of investments	4,154,636

Total net assets	$51,253,761

*	Standard Class shares.

**	Institutional Class shares.

«	Of this amount, $82,194 represents payable for fund shares redeemed as of December 31, 2012.

Summary of Abbreviations:

DFA–Dimensional Fund Advisors

VA–Variable Annuity

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional/Vanguard Allocation Funds–8

LVIP Dimensional U.S. Equity Fund

Statement of Net Assets

December 31, 2012

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT COMPANIES–1.97%
Money Market Fund–1.97%
*Lincoln Variable Insurance Products Trust– LVIP Money Market Fund	186,904	$1,869,042

Total Affiliated Investment Companies (Cost $1,869,042)		1,869,042

UNAFFILIATED INVESTMENT COMPANIES–97.63%
Equity Funds–97.63%
**DFA Real Estate Securities Portfolio	180,739	4,760,667
**DFA U.S. Core Equity 1 Portfolio	1,521,273	18,787,718

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENT COMPANIES (continued)
Equity Funds (continued)
**DFA U.S. Large Company Portfolio	2,497,625	$28,023,352
**DFA U.S. Large Value Portfolio	828,879	14,215,283
**DFA U.S. Micro Cap Portfolio	327,774	4,785,500
**DFA U.S. Small Cap Portfolio	335,651	7,609,205
**DFA U.S. Small Cap Value Portfolio	181,981	4,769,733
**DFA VA U.S. Targeted Value Portfolio	730,358	9,545,774

Total Unaffiliated Investment Companies (Cost $83,372,730)		92,497,232

TOTAL VALUE OF SECURITIES–99.60% (Cost $85,241,772)	94,366,274
« RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.40%	376,718

NET ASSETS APPLICABLE TO 8,843,158 SHARES OUTSTANDING–100.00%	$94,742,992

NET ASSET VALUE–LVIP LVIP DIMENSIONAL U.S. EQUITY FUND STANDARD CLASS ($2,557,809 / 238,720 Shares)	$10.715

NET ASSET VALUE–LVIP LVIP DIMENSIONAL U.S. EQUITY FUND SERVICE CLASS ($92,185,183 / 8,604,438 Shares)	$10.714

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2012:
Shares of beneficial interest (unlimited authorization–no par)	$84,760,846
Undistributed net investment income	339,269
Accumulated net realized gain on investments	518,375
Net unrealized appreciation of investments	9,124,502

Total net assets	$94,742,992

*	Standard Class shares.

**	Institutional Class shares.

«	Of this amount, $5,400 represents payable for fund shares redeemed as of December 31, 2012.

Summary of Abbreviations:

DFA–Dimensional Fund Advisors

VA–Variable Annuity

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional/Vanguard Allocation Funds–9

LVIP Dimensional/Vanguard Total Bond Fund

Statement of Net Assets

December 31, 2012

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT COMPANIES–1.99%
Money Market Fund–1.99%
*Lincoln Variable Insurance Products Trust– LVIP Money Market Fund	291,186	$2,911,855

Total Affiliated Investment Companies (Cost $2,911,855)		2,911,855

UNAFFILIATED INVESTMENT COMPANIES–98.05%
Fixed Income Funds–97.09%
**DFA Inflation-Protected Securities Portfolio	900,508	11,526,499
**DFA Intermediate Term Extended Quality Portfolio	1,851,825	20,351,562
**DFA Two-Year Global Fixed Income Portfolio	1,305,220	13,104,406
**DFA VA Global Bond Portfolio	1,068,654	11,637,638
**DFA VA Short Term Fixed Portfolio	1,569,481	16,008,701

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENT COMPANIES (continued)
Fixed Income Funds (continued)
Vanguard Long-Term Bond ETF	90,579	$8,502,651
Vanguard Mortgage-Backed Securities ETF	332,561	17,372,987
Vanguard Short-Term Corporate Bond ETF	36,173	2,905,416
Vanguard Total Bond Market ETF	480,908	40,410,699

		141,820,559

Money Market Fund–0.96%
Dreyfus Treasury & Agency Cash Management Fund	1,401,262	1,401,262

		1,401,262

Total Unaffiliated Investment Companies (Cost $142,118,518)		143,221,821

TOTAL VALUE OF SECURITIES–100.04% (Cost $145,030,373)	146,133,676
«LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.04%)	(55,990)

NET ASSETS APPLICABLE TO 13,666,548 SHARES OUTSTANDING–100.00%	$146,077,686

NET ASSET VALUE–LVIP DIMENSIONAL/VANGUARD TOTAL BOND FUND STANDARD CLASS ($8,443,942 / 790,052 Shares)	$10.688

NET ASSET VALUE–LVIP DIMENSIONAL/VANGUARD TOTAL BOND FUND SERVICE CLASS ($137,633,744 / 12,876,496 Shares)	$10.689

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2012:
Shares of beneficial interest (unlimited authorization–no par)	$144,059,874
Undistributed net investment income	506,135
Accumulated net realized gain on investments	408,374
Net unrealized appreciation of investments	1,103,303

Total net assets	$146,077,686

*	Standard Class shares.

**	Institutional Class shares.

«	Of this amount, $957,127 represents payable for securities purchased and $3,145 represents payable for fund shares redeemed as of December 31, 2012.

Summary of Abbreviations:

DFA–Dimensional Fund Advisors

ETF–Exchange-Traded Fund

VA–Variable Annuity

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional/Vanguard Allocation Funds–10

LVIP Vanguard Domestic Equity ETF Fund

Statement of Net Assets

December 31, 2012

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT COMPANIES–2.00%
Money Market Fund–2.00%
*Lincoln Variable Insurance Products Trust– LVIP Money Market Fund	175,671	$1,756,713

Total Affiliated Investment Companies (Cost $1,756,713)		1,756,713

UNAFFILIATED INVESTMENT COMPANIES–98.14%
Equity Funds–97.37%
Vanguard Dividend Appreciation ETF	145,580	8,672,201
Vanguard Mega Cap 300 Growth ETF	282,060	15,651,509
Vanguard Mega Cap 300 Value ETF	367,887	15,697,738
Vanguard Mid-Cap Growth Index Fund	51,410	3,525,698
Vanguard Mid-Cap Value Index Fund	88,661	5,214,153
Vanguard REIT ETF	67,222	4,423,208
Vanguard Small-Cap Growth ETF	29,737	2,647,485

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENT COMPANIES (continued)
Equity Funds (continued)
Vanguard Small-Cap Value ETF	47,944	$3,483,611
Vanguard Total Stock Market ETF	322,171	23,611,913
Vanguard Variable Insurance Fund–Small Company Growth Portfolio	133,581	2,682,314

		85,609,830

Money Market Fund–0.77%
Dreyfus Treasury & Agency Cash Management Fund	680,319	680,319

		680,319

Total Unaffiliated Investment Companies (Cost $78,700,639)		86,290,149

TOTAL VALUE OF SECURITIES–100.14% (Cost $80,457,352)	88,046,862
«LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.14%)	(124,231)

NET ASSETS APPLICABLE TO 8,458,259 SHARES OUTSTANDING–100.00%	$87,922,631

NET ASSET VALUE–LVIP VANGUARD DOMESTIC EQUITY ETF FUND STANDARD CLASS ($1,723,042 / 165,776 Shares)	$10.394

NET ASSET VALUE–LVIP VANGUARD DOMESTIC EQUITY ETF FUND SERVICE CLASS ($86,199,589 / 8,292,483 Shares)	$10.395

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2012:
Shares of beneficial interest (unlimited authorization–no par)	$80,523,436
Undistributed net investment income	225,229
Accumulated net realized loss on investments	(415,544)
Net unrealized appreciation of investments	7,589,510

Total net assets	$87,922,631

*	Standard Class shares.

«	Of this amount, $703,679 represents payable for securities purchased and $27,784 represents payable for fund shares redeemed as of December 31, 2012.

Summary of Abbreviations:

ETF–Exchange-Traded Fund

REIT–Real Estate Investment Trust

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional/Vanguard Allocation Funds–11

LVIP Vanguard International Equity ETF Fund

Statement of Net Assets

December 31, 2012

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT COMPANIES–1.97%
Money Market Fund–1.97%
*Lincoln Variable Insurance Products Trust– LVIP Money Market Fund	103,648	$1,036,483

Total Affiliated Investment Companies (Cost $1,036,483)		1,036,483

UNAFFILIATED INVESTMENT COMPANIES–99.42%
International Equity Funds–98.33%
Vanguard FTSE All-World ex-U.S. ETF	173,065	7,917,724
Vanguard FTSE All-World ex-U.S. Small-Cap ETF	86,715	7,891,065
Vanguard Global ex-U.S. Real Estate ETF	46,934	2,582,779
Vanguard MSCI EAFE	299,561	10,553,534
Vanguard MSCI Emerging Markets ETF	118,908	5,294,973

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENT COMPANIES (continued)
International Equity Funds (continued)
Vanguard MSCI European ETF	86,381	$4,218,848
Vanguard MSCI Pacific ETF	168,114	8,975,606
Vanguard VA International Portfolio	231,649	4,250,768

		51,685,297

Money Market Fund–1.09%
Dreyfus Treasury & Agency Cash Management Fund	574,288	574,288

		574,288

Total Unaffiliated Investment Companies (Cost $46,877,212)		52,259,585

TOTAL VALUE OF SECURITIES–101.39% (Cost $47,913,695)	53,296,068
«LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(1.39%)	(729,207)

NET ASSETS APPLICABLE TO 5,752,986 SHARES OUTSTANDING–100.00%	$52,566,861

NET ASSET VALUE–LVIP VANGUARD INTERNATIONAL EQUITY ETF FUND STANDARD CLASS ($1,889,618 / 206,764 Shares)	$9.139

NET ASSET VALUE–LVIP VANGUARD INTERNATIONAL EQUITY ETF FUND SERVICE CLASS ($50,677,243 / 5,546,222 Shares)	$9.137

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2012:
Shares of beneficial interest (unlimited authorization–no par)	$51,518,819
Accumulated net realized loss on investments	(4,334,331)
Net unrealized appreciation of investments	5,382,373

Total net assets	$52,566,861

*	Standard Class shares.

«	Of this amount, $576,412 represents payable for securities purchased and $189,934 represents payable for fund shares redeemed as of December 31, 2012.

Summary of Abbreviations:

ETF–Exchange-Traded Fund

VA–Variable Annuity

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional/Vanguard Allocation Funds–12

LVIP Dimensional/Vanguard Allocation Funds

Statements of Operations

Year Ended December 31, 2012

	LVIP Dimensional Non-U.S. Equity Fund	LVIP Dimensional U.S. Equity Fund	LVIP Dimensional/ Vanguard Total Bond Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
INVESTMENT INCOME:
Dividends from unaffiliated investment companies	$1,339,526	$1,461,764	$2,184,709	$1,694,519	$2,591,340
Dividends from affiliated investment companies	167	302	513	365	513

	1,339,693	1,462,066	2,185,222	1,694,884	2,591,853

EXPENSES:
Management fees	85,720	162,481	260,467	186,138	258,110
Distribution fees-Service Class	58,555	158,374	252,528	184,558	256,132
Accounting and administration expenses	50,244	53,212	56,901	54,065	56,859
Professional fees	17,911	18,653	19,557	18,779	19,316
Reports and statements to shareholders	10,534	11,792	15,085	20,039	20,900
Custodian fees	2,751	3,283	4,309	3,902	4,121
Trustees’ fees	568	931	1,729	1,492	2,204
Pricing fees	25	46	75	55	80
Other	4,075	3,554	3,890	7,736	12,270

	230,383	412,326	614,541	476,764	629,992
Less expenses waived/reimbursed	(68,964)	(59,309)	(56,536)	(68,841)	(65,523)

Total operating expenses	161,419	353,017	558,005	407,923	564,469

NET INVESTMENT INCOME	1,178,274	1,109,049	1,627,217	1,286,961	2,027,384

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Distributions from affiliated investment companies	3	8	10	7	10
Distributions from unaffiliated investment companies	113,275	865,777	710,911	39,326	—
Sale of investments in unaffiliated investment companies	(411,926)	(220,095)	(21,211)	(212,797)	(3,596,566)

Net realized gain (loss)	(298,648)	645,690	689,710	(173,464)	(3,596,556)
Net change in unrealized appreciation (depreciation) of investments	5,113,439	8,308,326	1,099,488	8,287,607	17,644,366

NET REALIZED AND UNREALIZED GAIN	4,814,791	8,954,016	1,789,198	8,114,143	14,047,810

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,993,065	$10,063,065	$3,416,415	$9,401,104	$16,075,194

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional/Vanguard Allocation Funds–13

LVIP Dimensional/Vanguard Allocation Funds

Statements of Changes in Net Assets

	LVIP Dimensional Non-U.S. Equity Fund		LVIP Dimensional U.S. Equity Fund		LVIP Dimensional/ Vanguard Total Bond Fund
	Year Ended 12/31/12	5/2/11* to 12/31/11	Year Ended 12/31/12	5/2/11* to 12/31/11	Year Ended 12/31/12	5/2/11* to 12/31/11
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$1,178,274	$230,207	$1,109,049	$191,560	$1,627,217	$457,980
Net realized gain (loss)	(298,648)	3,458	645,690	(87,606)	689,710	266,558
Net change in unrealized appreciation (depreciation)	5,113,439	(958,803)	8,308,326	816,176	1,099,488	3,815

Net increase (decrease) in net assets resulting from operations	5,993,065	(725,138)	10,063,065	920,130	3,416,415	728,353

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(437,949)	(920)	(25,275)	(647)	(110,905)	(2,713)
Service Class	(611,353)	(11,689)	(767,791)	—	(1,749,369)	(59,938)
Net realized gain:
Standard Class	(24,764)	—	(377)	—	(6,321)	—
Service Class	(57,216)	—	(15,976)	—	(197,710)	—

	(1,131,282)	(12,609)	(809,419)	(647)	(2,064,305)	(62,651)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	11,899,171	8,019,460	2,087,068	698,246	7,998,266	1,291,765
Service Class	18,060,538	16,816,085	73,857,212	26,621,089	116,540,612	63,743,095
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	462,712	920	25,652	647	117,226	2,713
Service Class	668,569	11,689	783,767	—	1,947,079	59,938

	31,090,990	24,848,154	76,753,699	27,319,982	126,603,183	65,097,511

Cost of shares repurchased:
Standard Class	(795,095)	(124,962)	(483,901)	(15,204)	(930,611)	(17,336)
Service Class	(6,438,253)	(1,451,109)	(16,361,496)	(2,643,217)	(38,691,606)	(8,001,267)

	(7,233,348)	(1,576,071)	(16,845,397)	(2,658,421)	(39,622,217)	(8,018,603)

Increase in net assets derived from capital share transactions	23,857,642	23,272,083	59,908,302	24,661,561	86,980,966	57,078,908

NET INCREASE IN NET ASSETS	28,719,425	22,534,336	69,161,948	25,581,044	88,333,076	57,744,610
NET ASSETS:
Beginning of year	22,534,336	—	25,581,044	—	57,744,610	—

End of year	$51,253,761	$22,534,336	$94,742,992	$25,581,044	$146,077,686	$57,744,610

Undistributed net investment income	$223,595	$218,743	$339,269	$190,913	$506,135	$483,138

*Date of commencement of operations.

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional/Vanguard Allocation Funds–14

LVIP Dimensional/Vanguard Allocation Funds

Statements of Changes in Net Assets (continued)

	LVIP Vanguard Domestic Equity ETF Fund		LVIP Vanguard International Equity ETF Fund
	Year Ended 12/31/12	5/2/11* to 12/31/11	Year Ended 12/31/12	5/2/11* to 12/31/11
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$1,286,961	$609,181	$2,027,384	$2,040,089
Net realized loss	(173,464)	(242,072)	(3,596,556)	(736,277)
Net change in unrealized appreciation (depreciation)	8,287,607	(698,097)	17,644,366	(12,261,993)

Net increase (decrease) in net assets resulting from operations	9,401,104	(330,988)	16,075,194	(10,958,181)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(35,468)	(232)	(23,910)	—
Service Class	(1,026,271)	(210,017)	(2,330,417)	—
Net realized gain:
Standard Class	—	—	(11)	—
Service Class	—	—	(1,475)	—
Return of capital:
Standard Class	—	—	(25,822)	—
Service Class	—	—	(2,516,788)	—

	(1,061,739)	(210,249)	(4,898,423)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	4,652,083	163,659	1,548,996	669,624
Service Class	43,612,870	59,343,486	47,148,834	91,536,810
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	35,468	232	49,743	—
Service Class	1,026,271	210,016	4,848,680	—

	49,326,692	59,717,393	53,596,253	92,206,434

Cost of shares repurchased:
Standard Class	(3,160,027)	(17,574)	(443,126)	(6,264)
Service Class	(19,164,172)	(6,577,809)	(90,195,558)	(2,809,468)

	(22,324,199)	(6,595,383)	(90,638,684)	(2,815,732)

Increase (decrease) in net assets derived from capital share transactions	27,002,493	53,122,010	(37,042,431)	89,390,702

NET INCREASE (DECREASE) IN NET ASSETS	35,341,858	52,580,773	(25,865,660)	78,432,521
NET ASSETS:
Beginning of year	52,580,773	—	78,432,521	—

End of year	$87,922,631	$52,580,773	$52,566,861	$78,432,521

Undistributed net investment income	$225,229	$398,933	$—	$2,040,091

*Date of commencement of operations.

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional/Vanguard Allocation Funds–15

LVIP Dimensional Non-U.S. Equity Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Dimensional Non-U.S. Equity Fund
	Standard Class		Service Class
	Year Ended 12/31/12	5/2/11[1] to 12/31/11	Year Ended 12/31/12	5/2/11[1] to 12/31/11
Net asset value, beginning of period	$7.951	$10.000	$7.954	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.310	0.280	0.288	0.271
Net realized and unrealized gain (loss)	1.172	(2.306)	1.171	(2.310)

Total from investment operations	1.482	(2.026)	1.459	(2.039)

Less dividends and distributions from:
Net investment income	(0.212)	(0.023)	(0.192)	(0.007)
Net realized gain	(0.019)	—	(0.019)	—

Total dividends and distributions	(0.231)	(0.023)	(0.211)	(0.007)

Net asset value, end of period	$9.202	$7.951	$9.202	$7.954

Total return[3]	18.77%	(20.26% )	18.47%	(20.39% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$21,171	$7,955	$30,083	$14,579
Ratio of expenses to average net assets[4]	0.30%	0.30%	0.55%	0.55%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.50%	1.52%	0.75%	1.77%
Ratio of net investment income to average net assets	3.60%	5.26%	3.35%	5.01%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	3.40%	4.04%	3.15%	3.79%
Portfolio turnover	11%	5%	11%	5%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional/Vanguard Allocation Funds–16

LVIP Dimensional U.S. Equity Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Dimensional U.S. Equity Fund
	Standard Class		Service Class
	Year Ended 12/31/12	5/2/11[1] to 12/31/11	Year Ended 12/31/12	5/2/11[1] to 12/31/11
Net asset value, beginning of period	$9.230	$10.000	$9.229	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.199	0.175	0.174	0.160
Net realized and unrealized gain (loss)	1.405	(0.932)	1.403	(0.931)

Total from investment operations	1.604	(0.757)	1.577	(0.771)

Less dividends and distributions from:
Net investment income	(0.117)	(0.013)	(0.090)	—
Net realized gain	(0.002)	—	(0.002)	—

Total dividends and distributions	(0.119)	(0.013)	(0.092)	—

Net asset value, end of period	$10.715	$9.230	$10.714	$9.229

Total return[3]	17.41%	(7.57% )	17.12%	(7.71% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,558	$698	$92,185	$24,883
Ratio of expenses to average net assets[4]	0.30%	0.30%	0.55%	0.55%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.39%	1.08%	0.64%	1.33%
Ratio of net investment income to average net assets	1.94%	2.95%	1.69%	2.70%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.85%	2.17%	1.60%	1.92%
Portfolio turnover	14%	6%	14%	6%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional/Vanguard Allocation Funds–17

LVIP Dimensional/Vanguard Total Bond Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Dimensional/Vanguard Total Bond Fund
	Standard Class		Service Class
	Year Ended 12/31/12	5/2/11[1] to 12/31/11	Year Ended 12/31/12	5/2/11[1] to 12/31/11
Net asset value, beginning of period	$10.491	$10.000	$10.494	$10.000

Income from investment operations:
Net investment income[2]	0.193	0.234	0.166	0.217
Net realized and unrealized gain	0.198	0.291	0.199	0.291

Total from investment operations	0.391	0.525	0.365	0.508

Less dividends and distributions from:
Net investment income	(0.175)	(0.034)	(0.151)	(0.014)
Net realized gain	(0.019)	—	(0.019)	—

Total dividends and distributions	(0.194)	(0.034)	(0.170)	(0.014)

Net asset value, end of period	$10.688	$10.491	$10.689	$10.494

Total return[3]	3.73%	5.26%	3.48%	5.08%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$8,444	$1,286	$137,634	$56,459
Ratio of expenses to average net assets[4]	0.30%	0.30%	0.55%	0.55%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.35%	0.68%	0.60%	0.93%
Ratio of net investment income to average net assets	1.80%	3.37%	1.55%	3.12%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.75%	2.99%	1.50%	2.74%
Portfolio turnover	26%	22%	26%	22%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional/Vanguard Allocation Funds–18

LVIP Vanguard Domestic Equity ETF Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Vanguard Domestic Equity ETF Fund
	Standard Class		Service Class
	Year Ended 12/31/12	5/2/11[1] to 12/31/11	Year Ended 12/31/12	5/2/11[1] to 12/31/11
Net asset value, beginning of period	$9.158	$10.000	$9.159	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.200	0.174	0.174	0.158
Net realized and unrealized gain (loss)	1.187	(0.961)	1.187	(0.959)

Total from investment operations	1.387	(0.787)	1.361	(0.801)

Less dividends and distributions from:
Net investment income	(0.151)	(0.055)	(0.125)	(0.040)

Total dividends and distributions	(0.151)	(0.055)	(0.125)	(0.040)

Net asset value, end of period	$10.394	$9.158	$10.395	$9.159

Total return[3]	15.17%	(7.87% )	14.88%	(8.00% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,723	$146	$86,200	$52,435
Ratio of expenses to average net assets[4]	0.30%	0.30%	0.55%	0.55%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.39%	0.57%	0.64%	0.82%
Ratio of net investment income to average net assets.	1.97%	2.90%	1.72%	2.65%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.88%	2.63%	1.63%	2.38%
Portfolio turnover	17%	10%	17%	10%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional/Vanguard Allocation Funds–19

LVIP Vanguard International Equity ETF Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Vanguard International Equity ETF Fund
	Standard Class		Service Class
	Year Ended 12/31/12	5/2/11[1] to 12/31/11	Year Ended 12/31/12	5/2/11[1] to 12/31/11
Net asset value, beginning of period	$8.000	$10.000	$7.987	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.193	0.313	0.169	0.307
Net realized and unrealized gain (loss)	1.336	(2.313)	1.335	(2.320)

Total from investment operations	1.529	(2.000)	1.504	(2.013)

Less dividends and distributions from:
Net investment income	(0.188)	—	(0.170)	—
Net realized gain	— [3]	—	— [3]	—

Return of capital	(0.202)	—	(0.184)	—

Total dividends and distributions	(0.390)	—	(0.354)	—

Net asset value, end of period	$9.139	$8.000	$9.137	$7.987

Total return[4]	19.35%	(20.00% )	19.04%	(20.13% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,890	$600	$50,677	$77,833
Ratio of expenses to average net assets[5]	0.30%	0.30%	0.55%	0.55%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.36%	0.46%	0.61%	0.71%
Ratio of net investment income to average net assets	2.21%	5.73%	1.96%	5.48%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.15%	5.57%	1.90%	5.32%
Portfolio turnover	48%	13%	48%	13%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Net realized gain distributions of $11 and $1,475 were made by the Fund’s Standard Class and Service Class, respectively, which calculated to de minimus amount of $0.000 and $0.000 per share, respectively.

[4]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional/Vanguard Allocation Funds–20

LVIP Dimensional/Vanguard Allocation Funds

Notes to Financial Statements

December 31, 2012

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 66 series (Series). These financial statements and the related notes pertain to the LVIP Dimensional Non-U.S. Equity Fund, LVIP Dimensional U.S. Equity Fund, LVIP Dimensional/Vanguard Total Bond Fund, LVIP Vanguard Domestic Equity ETF Fund and LVIP Vanguard International Equity ETF Fund (each, a Fund, or collectively, the Funds). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Funds are considered non-diversified under the Investment Company Act of 1940, as amended, and offer Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Funds sell their shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold each Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The LVIP Dimensional Non-U.S. Equity Fund and LVIP Dimensional U.S. Equity Fund will invest a substantial portion of their assets in other open-end investment companies (Underlying Funds) that invest in U.S. and foreign stocks and money market instruments. The Underlying Funds will primarily be Dimensional Investment Group Inc. and/or DFA Investment Dimensions Group Inc. mutual funds. In addition to mutual fund investments, the Funds may invest in individual securities, such as money market instruments.

The LVIP Dimensional/Vanguard Total Bond Fund will invest a substantial portion of its assets in Underlying Funds and Exchange Traded Funds (ETFs) which, in turn, invest in U.S. and foreign fixed-income securities. The Underlying Funds and ETFs will primarily be a combination of Dimensional Investment Group Inc. mutual funds and Vanguard ETF® funds. In addition to mutual fund and ETF investments, the Fund may invest in individual securities, such as money market instruments.

The LVIP Vanguard Domestic Equity ETF Fund and the LVIP Vanguard International Equity ETF Fund will invest a substantial portion of its assets in ETFs which, in turn, invest in U.S. and foreign stocks and money market instruments. The underlying ETFs will primarily be Vanguard ETFs®. In addition to ETF investments, the Funds may invest in individual securities, such as money market instruments.

The investment objective of the LVIP Dimensional Non-U.S. Equity Fund, LVIP Dimensional U.S. Equity Fund, LVIP Vanguard Domestic Equity ETF Fund and LVIP Vanguard International Equity ETF Fund is to seek long-term capital appreciation.

The investment objective of the LVIP Dimensional/Vanguard Total Bond Fund is to seek total return consistent with the preservation of capital. Total return is comprised of income and capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Funds.

Security Valuation–Exchange-Traded Funds (ETFs), except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an ETF does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. The value of the Funds’ investments in the Underlying Funds is based on the published net asset value (NAV) of an Underlying Fund computed as of the close of regular trading on the NYSE on days when the NYSE is open. Determination of the Underlying Funds’ NAVs is the responsibility of the Underlying Funds and not the Funds. Securities of each Underlying Fund are valued under the valuation policy of the Underlying Fund. For information regarding the determination of NAV of each Underlying Fund, see the Underlying Funds’ prospectus and statements of additional information.

Federal Income Taxes–No provision for federal income taxes has been made as each Fund intends to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed each Fund’s tax position taken on federal income tax returns for all open tax years (December 31, 2011–December 31, 2012), and has concluded that no provision for federal income tax is required in the Funds’ financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

LVIP Dimensional/Vanguard Allocation Funds–21

LVIP Dimensional/Vanguard Allocation Funds

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date. The Funds declare and distribute dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Funds may receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2012.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (LIAC) is a registered investment advisor and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Funds’ investment portfolios, and provides certain administrative services to the Funds. For its services, LIAC receives a management fee at an annual rate of 0.25% of the average daily net assets of the Funds. This fee is in addition to the management fee indirectly paid to the investment advisors of the Underlying Funds (including LIAC). LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.05% of average daily net assets of each Fund. This agreement will continue at least through April 30, 2013, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (Board) and LIAC.

LIAC has contractually agreed to reimburse the Funds to the extent that the Funds’ annual operating expenses (excluding Underlying Fund fees and expenses and distribution fees) exceed 0.30% of the Funds’ average daily net assets for the Standard Class (and 0.55% for the Service Class). The agreement will continue at least through April 30, 2013, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Funds. For these services, the Fund paid Lincoln Life a fee at an annual rate of 0.008% of the average daily net assets of each Fund and reimbursed Lincoln Life for the cost of internal legal services. For the year ended December 31, 2012, fees for these administrative and legal services amounted as follows:

	LVIP Dimensional Non-U.S. Equity Fund	LVIP Dimensional U.S. Equity Fund	LVIP Dimensional/ Vanguard Total Bond Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
Administration fees	$2,743	$5,199	$8,335	$5,956	$8,260
Legal fees	283	506	869	643	932

Beginning January 1, 2013, the Trust will reimburse Lincoln Life for the cost of administrative and internal legal services.

Lincoln Life also performs daily trading operations. The Funds reimburse Lincoln Life for the cost of these services. For the year ended December 31, 2012, these fees amounted as follows:

	LVIP Dimensional Non-U.S. Equity Fund	LVIP Dimensional U.S. Equity Fund	LVIP Dimensional/ Vanguard Total Bond Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
Trading operation fees	$218	$507	$697	$465	$668

Pursuant to a distribution and service plan, the Funds are authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Board. No distribution expenses are paid by Standard Class shares.

In addition to the management fee and other expenses reflected on the Statement of Operations, the Funds indirectly bear the investment management fees and other expenses of the Underlying Funds and ETF’s in which they invest. Because each of the Underlying Funds and ETF’s has varied expense and fee levels, and the Funds may own different amounts of shares of these funds at different times, the amount of fees and expenses incurred indirectly will vary.

LVIP Dimensional/Vanguard Allocation Funds–22

LVIP Dimensional/Vanguard Allocation Funds

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

At December 31, 2012, the Funds had liabilities payable to affiliates as follows:

	LVIP Dimensional Non-U.S. Equity Fund	LVIP Dimensional U.S. Equity Fund	LVIP Dimensional/ Vanguard Total Bond Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
Management fees payable to LIAC	$3,847	$13,718	$23,815	$11,847	$9,016
Distribution fees payable to LFD	6,205	19,146	28,155	18,132	16,301

Certain officers and trustees of the Funds are also officers or directors of the Companies and receive no compensation from the Funds. The Funds pay the compensation of unaffiliated trustees.

3. Investments

For the year ended December 31, 2012, each Fund made purchases and sales of investment securities other than short-term investments as follows:

	LVIP Dimensional Non-U.S. Equity Fund	LVIP Dimensional U.S. Equity Fund	LVIP Dimensional/ Vanguard Total Bond Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
Purchases	$27,782,849	$69,622,268	$114,429,232	$39,355,240	$48,793,229
Sales	3,785,060	8,946,743	27,427,853	12,565,457	87,862,284

At December 31, 2012, the cost of investments for federal income tax purposes and unrealized appreciation (depreciation) for each Fund were as follows:

	LVIP Dimensional Non-U.S. Equity Fund	LVIP Dimensional U.S. Equity Fund	LVIP Dimensional/ Vanguard Total Bond Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
Cost of investments	$47,579,581	$85,578,479	$145,157,260	$80,853,229	$48,902,723

Aggregate unrealized appreciation	$4,154,636	$9,124,502	$1,358,297	$7,589,510	$5,382,373
Aggregate unrealized depreciation	(492,838)	(336,707)	(381,881)	(395,877)	(989,028)

Net unrealized appreciation (depreciation)	$3,661,798	$8,787,795	$976,416	$7,193,633	$4,393,345

U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including each Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

LVIP Dimensional/Vanguard Allocation Funds–23

LVIP Dimensional/Vanguard Allocation Funds

Notes to Financial Statements (continued)

3. Investments (continued)

The following table summarizes the valuation of each Fund’s investments by fair value hierarchy levels as of December 31, 2012:

Level 1	LVIP Dimensional Non-U.S. Equity Fund	LVIP Dimensional U.S. Equity Fund	LVIP Dimensional/ Vanguard Total Bond Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
Investment Companies	$51,241,379	$94,366,274	$146,133,676	$88,046,862	$53,296,068

There were no Level 3 investments at the beginning or end of the period.

During the year ended December 31, 2012, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. Each Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the year ended December 31, 2012 and the period May 2, 2011* through December 31, 2011 was as follows:

	LVIP Dimensional Non-U.S. Equity Fund	LVIP Dimensional U.S. Equity Fund	LVIP Dimensional/ Vanguard Total Bond Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
Year ended December 31, 2012
Ordinary income	$1,049,302	$793,066	$1,872,647	$1,061,739	$2,355,813
Long-term capital gains	81,980	16,353	191,658	—	—
Return of capital	—	—	—	—	2,542,610

Total	$1,131,282	$809,419	$2,064,305	$1,061,739	$4,898,423

May 2, 2011* through December 31, 2011
Ordinary income	$12,609	$647	$62,651	$210,249	$—

In addition, the Funds declared ordinary income consent dividends for the year ended December 31, 2011 and such amounts have been deemed paid and contributed to paid-in capital as follows:

	LVIP Dimensional Non-U.S. Equity Fund	LVIP Dimensional U.S. Equity Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
Ordinary Income	$124,123	$190,983	$398,933	$1,713,158

*	Date of commencement of operations.

5. Components of Net Assets on a Tax Basis

As of December 31, 2012, the components of net assets on a tax basis were as follows:

	LVIP Dimensional Non-U.S. Equity Fund	LVIP Dimensional U.S. Equity Fund	LVIP Dimensional/ Vanguard Total Bond Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
Shares of beneficial interest	$47,253,848	$84,760,846	$144,059,874	$80,523,436	$51,518,819
Undistributed ordinary income	224,285	351,230	587,648	225,229	—
Undistributed long-term capital gains	113,830	843,121	453,748	—	—
Accumulated capital and other losses	—	—	—	(19,667)	(3,345,303)
Unrealized appreciation	3,661,798	8,787,795	976,416	7,193,633	4,393,345

Net assets	$51,253,761	$94,742,992	$146,077,686	$87,922,631	$52,566,861

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

LVIP Dimensional/Vanguard Allocation Funds–24

LVIP Dimensional/Vanguard Allocation Funds

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis (continued)

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of distributions received from underlying investments and consent dividends. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2012, the Funds recorded the following reclassifications:

	LVIP Dimensional Non-U.S. Equity Fund	LVIP Dimensional U.S. Equity Fund	LVIP Dimensional/ Vanguard Total Bond Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
Undistributed net investment income	$(124,120)	$(167,627)	$256,054	$(398,926)	$(1,713,148)
Accumulated net realized gain (loss)	(3)	(23,356)	(256,054)	(7)	(10)
Paid-in capital	124,123	190,983	—	398,933	(1,713,158)

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. The provisions of the Act were effective for the Funds’ calendar year ended December 31, 2011. The Act provides for the unlimited carryover of future capital losses; however, there may be a greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryovers, if any, may expire without being utilized, due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss, whereas before the Act, capital losses carried forward were treated as short-term. The tax character of capital loss carryforwards carried forward under the Act were as follows:

	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
Short-term	$19,667	$315,985
Long-term	—	—

Total	$19,667	$315,985

6. Capital Shares

Transactions in capital shares were as follows:

	LVIP Dimensional Non-U.S. Equity Fund		LVIP Dimensional U.S. Equity Fund		LVIP Dimensional/ Vanguard Total Bond Fund
	Year Ended 12/31/12	5/2/11* to 12/31/11	Year Ended 12/31/12	5/2/11* to 12/31/11	Year Ended 12/31/12	5/2/11* to 12/31/11
Shares sold:
Standard Class	1,340,921	1,014,543	206,922	77,238	744,060	123,987
Service Class	2,105,982	2,009,001	7,432,074	2,989,349	10,933,551	6,143,955
Shares issued upon reinvestment of dividends and distributions:
Standard Class	52,388	112	2,455	70	10,922	260
Service Class	75,756	1,424	74,984	—	181,403	5,749

	3,575,047	3,025,080	7,716,435	3,066,657	11,869,936	6,273,951

Shares repurchased:
Standard Class	(93,197)	(14,146)	(46,265)	(1,700)	(87,514)	(1,663)
Service Class	(745,650)	(177,472)	(1,598,760)	(293,209)	(3,618,309)	(769,853)

	(838,847)	(191,618)	(1,645,025)	(294,909)	(3,705,823)	(771,516)

Net increase	2,736,200	2,833,462	6,071,410	2,771,748	8,164,113	5,502,435

LVIP Dimensional/Vanguard Allocation Funds–25

LVIP Dimensional/Vanguard Allocation Funds

Notes to Financial Statements (continued)

6. Capital Shares (continued)

	LVIP Vanguard Domestic Equity ETF Fund		LVIP Vanguard International Equity ETF Fund
	Year Ended 12/31/12	5/2/11* to 12/31/11	Year Ended 12/31/12	5/2/11* to 12/31/11
Shares sold:
Standard Class	454,486	17,858	178,623	75,706
Service Class	4,369,905	6,441,616	5,485,492	10,070,483
Shares issued upon reinvestment of dividends and distributions:
Standard Class	3,476	25	5,688	—
Service Class	100,556	22,978	554,473	—

	4,928,423	6,482,477	6,224,276	10,146,189

Shares repurchased:
Standard Class	(308,113)	(1,956)	(52,487)	(767)
Service Class	(1,902,730)	(739,842)	(10,238,539)	(325,687)

	(2,210,843)	(741,798)	(10,291,026)	(326,454)

Net increase (decrease)	2,717,580	5,740,679	(4,066,750)	9,819,735

*	Date of commencement of operations.

7. Contractual Obligations

The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of material loss to be remote.

8. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Funds’ financial statements.

LVIP Dimensional/Vanguard Allocation Funds–26

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Dimensional/Vanguard Allocation Funds

We have audited the accompanying statements of net assets of the LVIP Dimensional Non-U.S. Equity Fund, LVIP Dimensional U.S. Equity Fund, LVIP Dimensional/Vanguard Total Bond Fund, LVIP Vanguard Domestic Equity ETF Fund, and LVIP Vanguard International Equity ETF Fund (five of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2012, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for the year then ended and for the period May 2, 2011 (commencement of operations) to December 31, 2011. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Dimensional Non-U.S. Equity Fund, LVIP Dimensional U.S. Equity Fund, LVIP Dimensional/Vanguard Total Bond Fund, LVIP Vanguard Domestic Equity ETF Fund, and LVIP Vanguard International Equity ETF Fund of the Lincoln Variable Insurance Products Trust at December 31, 2012, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the year then ended and for the period May 2, 2011 (commencement of operations) to December 31, 2011, in conformity with U.S. generally accepted accounting principles.

February 18, 2013

Philadelphia, Pennsylvania

LVIP Dimensional/Vanguard Allocation Funds–27

LVIP Dimensional/Vanguard Allocation Funds

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2012, the Funds designate distributions paid during the year as follows:

	(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Return of Capital (Tax Basis)	Total Distributions (Tax Basis)
LVIP Dimensional Non-U.S. Equity Fund	7.25%	92.75%	0.00%	100.00%
LVIP Dimensional U.S. Equity Fund	2.02%	97.98%	0.00%	100.00%
LVIP Dimensional/Vanguard Total Bond Fund	9.28%	90.72%	0.00%	100.00%
LVIP Vanguard Domestic Equity ETF Fund	0.00%	100.00%	0.00%	100.00%
LVIP Vanguard International Equity ETF Fund	0.00%	48.09%	51.91%	100.00%

(A) and (B) are based on a percentage of the Funds’ total distributions.

Approval of Investment Management Agreement

On August 29 and September 10, 2012, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “LVIP Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the LVIP Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal or approval of the sub-advisory agreement with various sub-advisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the LVIP Trust (each a “Fund”).

The trustees who are not “interested persons” of the LVIP Trust (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and the sub-advisers prior to the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also received information about the Funds throughout the year in connection with the regular quarterly Board meetings from LIAC and, as applicable, the various portfolio management teams providing services to the Funds.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, LVIP Trust officers and Lincoln Life and LIAC employees to consider the renewal of the Advisory Agreements. In considering the renewal or approval of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered, among others, the factors listed below and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed or approved and accordingly, recommended to the Board of Trustees the renewal or approval of the Advisory Agreements.

Approval of Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Independent Trustees considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel, resources and compliance. The Independent Trustees reviewed the services provided by LIAC in serving as investment adviser, the personnel providing the investment management services and compliance staff, regulatory and compliance matters. The Independent Trustees also considered that certain Lincoln Life personnel would continue to provide services to the Funds on behalf of LIAC and that Lincoln Life provided administrative services to the Funds under a separate administration agreement. Based on this information, the Independent Trustees concluded that the services provided by LIAC were satisfactory.

The Independent Trustees reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2012, for each Fund compared to the average performance of a performance universe of funds in a Lipper category underlying variable insurance products (“performance group”) and a benchmark index.

The Independent Trustees reviewed each Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Lipper expense peer group for each Fund. The Independent Trustees considered that management fees as reported by Lipper include separate administrative and accounting fees for the Funds as well as the funds in the expense group, to the extent the expense group funds pay separate administrative and accounting fees. For each Fund, the expense peer group consists of the subject Fund and other funds in a Lipper category underlying variable insurance products, as classified by Lipper (“expense group”).

LVIP Dimensional/Vanguard Allocation Funds–28

LVIP Dimensional/Vanguard Allocation Funds

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement with LIAC (continued)

The Independent Trustees considered the nature, extent and quality of services provided by LIAC under the investment management agreement. The Independent Trustees reviewed the services provided by LIAC and the background of the investment professionals servicing the Funds. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance and regulatory matters.

The Independent Trustees reviewed the LVIP Dimensional Non-US Equity Fund’s return compared to the average return of a Lipper performance group of international core funds and the MSCI All Country World Ex US (Net) Index. The Independent Trustees noted that the Fund’s return for the one year period was within range of the average of the Lipper performance group and above the benchmark index. The Independent Trustees concluded that the services provided by LIAC were satisfactory.

The Independent Trustees reviewed the LVIP Dimensional US Equity Fund’s return compared to the average return of a Lipper performance group of large-cap core funds and the Russell 3000® Index. The Independent Trustees noted that the Fund’s return for the one year period was above the average of the Lipper performance group and below the benchmark index. The Independent Trustees concluded that the services provided by LIAC were satisfactory.

The Independent Trustees reviewed the LVIP Dimensional/Vanguard Total Bond Fund’s return compared to the average return of the Lipper performance group of global income funds and the Barclays Capital U.S. Aggregate Bond Index. The Independent Trustees noted that the Fund’s return for the one year period was above the average of the Lipper performance group and slightly below the benchmark index. The Independent Trustees concluded that the services provided by LIAC were satisfactory.

The Independent Trustees reviewed the LVIP Vanguard Domestic Equity ETF Fund’s return compared to the average return of a Lipper performance group of large-cap core funds and the Russell 3000® Index. The Independent Trustees noted that the Fund’s return for the one year period was above the average of the Lipper performance group and below the benchmark index. The Independent Trustees concluded that the services provided by LIAC were satisfactory.

The Independent Trustees reviewed the LVIP Vanguard International Equity ETF Fund’s return compared to the average return of the Lipper performance group of international core funds and the MSCI All Country World Ex US (Net) Index. The Independent Trustees noted that the Fund’s return for the one year period was above the average of the Lipper performance group and the benchmark index. The Independent Trustees concluded that the services provided by LIAC were satisfactory.

The Independent Trustees considered that LIAC had implemented an advisory fee waiver and an expense limitation for each of the Funds through April 30, 2013. The Independent Trustees noted that the investment management fees for each Fund, giving effect to the advisory fee waiver and expense limitation, were lower than the average investment management fee of the respective Lipper expense group. On the basis of the information provided, the Independent Trustees concluded that each Fund’s actual investment management fee, coupled with the advisory fee waiver and expense limitation, was reasonable in light of the nature, quality and extent of services provided by LIAC.

The Independent Trustees considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Independent Trustees considered that LIAC had implemented an advisory fee waiver and expense limitation for each Fund and concluded that economies of scale were appropriately shared with investors.

The Independent Trustees also reviewed the profitability analysis to LIAC and its affiliates with respect to each Fund individually and the Funds group overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Independent Trustees reviewed materials provided by LIAC and Lincoln as to any such benefits. Lincoln Insurance Companies receive and retain 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Independent Trustees also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from Lincoln Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates may benefit from economies of scale with the Funds when it bargains together with the Funds for certain services. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Funds, and subsequently received premiums will be allocated to the Funds as received.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Independent Trustees determined that the terms of the investment management agreement for the Funds continues to be fair and reasonable, and that the continuation of the agreement is in the best interests of each Fund and recommended the renewal of the investment management agreement to the Board of Trustees.

LVIP Dimensional/Vanguard Allocation Funds–29

Officer/Trustee Information for Lincoln VIP Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Fidelity Investments	71	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	71	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Retired; Formerly, Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	71	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	71	N/A
Gary D. Lemon, PH.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly, Advisory Trustee since November 2004	Joseph Percival Allen III University Professor, James W. Emerson Director of the Robert C. McDermond Center for Management and Entrepreneurship, Professor of Economics and Management, DePauw University	71	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C.	71	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; Formerly, President Emeritus, Indiana Health Association; Formerly, President, Indiana Hospital & Health Association	71	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC.	71	N/A
Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since June 2011	Senior Vice President and Treasurer, Lincoln National Corporation; Formerly, Senior Vice President, Head of Insurance & Retirement Solutions Financial Management	N/A	N/A

LVIP Dimensional/Vanguard Allocation Funds–30

Officer/Trustee Information for Lincoln VIP Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Jill R. Whitelaw, Esq.[1] Radnor Financial Center, 150 N. Radnor Chestor Rd, Radnor, PA 19087 YOB: 1963	Vice President, Secretary, and Chief Legal Officer	Vice President, Secretary, and Chief Legal Officer since December 2012; Formerly, Secretary and Chief Legal Officer since June 2011	Vice President and Chief Counsel - Fund Management, The Lincoln National Life Insurance Company; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corp.; Formerly, Of Counsel - Montgomery, McCracken, Walker & Rhoades; Director - Merrill Lynch, Pierce, Fenner & Smith	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, Director of Funds Management, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A
Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Vice President since December 2012	Vice President, The Lincoln National Life Insurance Company	N/A	N/A
Blake W. Martin[1] Radnor Financial Center, 150 N. Radnor Chester Rd, Radnor, PA 19087 YOB: 1956	Vice President	Vice President since December 2012	Vice President and Head of Corporate Tax, Lincoln National Corporation; Formerly, Independent Consultant and Managing Director at Smart Business Advisory and Consulting, LLC.	N/A	N/A
John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President since June 2011 and Chief Compliance Officer since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A
David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011	Vice President, Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly, Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A

LVIP Dimensional/Vanguard Allocation Funds–31

Officer/Trustee Information for Lincoln VIP Trust (unaudited) (continued)

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*	The Trust Complex is comprised of the 66 Series of the Lincoln Variable Insurance Products Trust and the 5 Series of the Lincoln Advisors Trust.
[1]

All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940, by reason of their being officers of Lincoln Investment Advisors Corporation.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Dimensional/Vanguard Allocation Funds–32

LVIP Global Income Fund

LVIP Global Income Fund

a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2012

LVIP Global Income Fund

LVIP Global Income Fund

2012 Annual Report Commentary (unaudited)

The Fund returned 7.69% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2012, while its benchmark, the Citigroup World Government Bond Index non-U.S.*, returned 1.51%.

Managed by:

Franklin Advisers, Inc.

The global economic recovery was mixed during 2012. Emerging markets continued to lead the recovery with many economies returning to and exceeding pre-crisis activity levels. Although some developed economies, such as those of Australia and some Scandinavian countries, also enjoyed relatively strong recoveries, growth in the G-3 (U.S., Eurozone and Japan) continued to be slow by the standards of previous recoveries. Nonetheless, economic reports from the largest economies proved inconsistent with some dire predictions of a severe global economic slowdown.

The ebb and flow of concerns about the issues of sovereign debt in Europe, the possibility of another recession in the U.S., and a potential “hard landing” in China continued to drive broad market sentiment. This contributed to periods of market risk aversion, during which yields declined, equity markets sold off and perceived safe-haven assets such as U.S. Treasuries rallied. These alternated with periods of heightened risk appetite, during which yields increased and investors again favored risk assets.

In 2012, currency positions, interest rate strategies and sovereign credit exposures contributed to the Fund’s performance. The Fund’s currency positions in Asia, ex-Japan, and Latin America were key contributors to relative performance. Exposure to peripheral European currencies positioned against the Euro also added to relative performance. The Fund’s large net-negative exposure to the Japanese Yen meaningfully contributed to relative performance during the year. Net-negative exposure to the Euro detracted from relative performance as the monetary union’s currency appreciated against the U.S. dollar during the year.

Franklin’s portion of the Fund maintained a defensive posture with respect to interest rate risk in developed and emerging markets. However, we maintained some duration exposure in countries where we believed long-term bond yields could benefit from declining risk premiums, and select duration exposures in Asia and Latin America contributed to relative performance. The Fund’s sovereign credit exposures also contributed to relative performance overall.

Michael Hasenstab, Ph.D

Canyon Chan, CFA

Franklin Advisers, Inc.

Managed by:

Mondrian Investment Partners Limited

The Citigroup World Government Bond Index non-U.S. rose 1.5% in US dollar unhedged terms for the year and was up 5.4% in local market terms. The strongest performing markets were Poland and Mexico as both markets were up strongly in local market and U.S. dollar terms. The weakest performing markets were Japan and Switzerland. Japanese performance was severely affected by the weakness of the Yen in the fourth quarter, which was caused by comments from the new LDP administration.

Mondrian’s portion of the Fund outperformed the benchmark index by approximately 1.0% for the year. The overweight positions to Poland and Mexico added to performance, as these markets performed strongly. The modest overweight to corporate bonds also added to performance over the year, as credit spreads contracted, particularly in the financials sector. These positions were partially offset by the overweight position to Japan, which detracted in the fourth quarter. The defensive position of a zero weight to peripheral Eurozone countries also detracted, as these markets rallied over the year.

Christopher Moth

David Wakefield

Matthew Day

Mondrian Investment Partners Limited

The views expressed represent the Managers’ assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 5/4/09 through 12/31/12

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Global Income Fund Standard Class shares on 5/4/09. As the chart shows, by December 31, 2012, the value of the investment at net asset value, with any dividends and distributions reinvested would have increased to $13,124 for the Standard Class Shares and increased to $13,019 for the Service Class Shares. For comparison look at how the Citigroup World Government Bond Index non-U.S. did over the same period. The same $10,000 investment would have increased to $12,346. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes.

LVIP Global Income Fund–1

LVIP Global Income Fund

2012 Annual Report Commentary (unaudited) (continued)

Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

Average annual total returns on investment	Ended 12/31/12

Standard Class Shares
One Year	+7.69%
Inception (5/4/09)	+7.71%

Service Class Shares
One Year	+7.43%
Inception (5/4/09)	+7.47%

*	The Citigroup World Government Bond Index non-U.S. is a market capitalization weighted index consisting of the government bond markets of the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Japan, Malaysia, the Netherlands, Norway, Poland, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. Country eligibility is determined based on market capitalization and investability criteria. All issues have a remaining maturity of at least one year.

LVIP Global Income Fund–2

LVIP Global Income Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2012 to December 31, 2012

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2012 to December 31, 2012.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Annualized Expense Ratio	Expenses Paid During Period 7/1/12 to 12/31/12*
Actual
Standard Class Shares	$1,000.00	$1,041.80	0.71%	$3.64
Service Class Shares	1,000.00	1,040.60	0.96%	4.92
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.57	0.71%	$3.61
Service Class Shares	1,000.00	1,020.31	0.96%	4.88

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP Global Income Fund–3

LVIP Global Income Fund

Security Type/Country Allocations (unaudited)

As of December 31, 2012

Security Type	Percentage of Net Assets
Corporate Bonds	9.22%
Municipal Bonds	0.04%
Regional Bonds	1.95%
Sovereign Bonds	71.61%
Supranational Banks	7.99%
Money Market Mutual Fund	7.46%
Total Value of Securities	98.27%
Receivables and Other Assets Net of Liabilities	1.73%
Total Net Assets	100.00%

Country	Percentage of Net Assets
Australia	2.10%
Austria	2.16%
Brazil	0.56%
Denmark	1.79%
Finland	2.07%
France	2.12%
Germany	7.80%
Hungary	1.55%
Iceland	0.12%
Indonesia	1.01%
Ireland	4.04%
Israel	0.81%
Japan	11.31%
Malaysia	5.26%
Mexico	4.31%
Netherlands	2.33%
Norway	1.17%
Peru	0.02%
Philippines	0.87%
Poland	9.29%
Republic of Korea	8.07%
Republic of Lithuania	0.45%
Republic of Vietnam	0.09%
Russia	0.29%
Serbia	0.25%
Singapore	2.62%
Slovenia	0.16%
South Africa	1.25%
Supranational	7.99%
Sweden	4.04%
Ukraine	2.21%
United Kingdom	2.63%
United States	0.04%
Venezuela	0.03%
Total	90.81%

LVIP Global Income Fund–4

LVIP Global Income Fund

Statement of Net Assets

December 31, 2012

	Principal Amount°		Value (U.S. $)

rCORPORATE BONDS–9.22%
Germany–5.96%
Bayerische Landesbank 1.40% 4/22/13	JPY	1,200,000,000	$13,871,862
KFW
1.35% 1/20/14	JPY	1,800,000,000	21,030,806
2.05% 2/16/26	JPY	815,000,000	10,395,210
Landwirtschaftliche
Rentenbank 1.50% 6/20/14	JPY	800,000,000	9,415,497

			54,713,375

Netherlands–1.91%
Bank Nederlandse Gemeenten
1.85% 11/7/16	JPY	1,250,000,000	15,390,202
•ING Bank 6.125% 5/29/23	EUR	1,500,000	2,167,293

			17,557,495

Norway–0.60%
Eksportfinans 1.60% 3/20/14	JPY	485,000,000	5,457,080

			5,457,080

Republic of Korea–0.11%
#Export-Import Bank of Korea
144A 1.45% 5/19/14	SEK	6,420,000	989,224

			989,224

United Kingdom–0.64%
HSBC Holdings
6.00% 6/10/19	EUR	2,380,000	3,810,498
6.25% 3/19/18	EUR	200,000	317,151
Lloyds TSB Bank 5.375% 9/3/19	EUR	1,100,000	1,768,435

			5,896,084

Total Corporate Bonds (Cost $87,826,489)			84,613,258

MUNICIPAL BONDS–0.04%
Illinois State
4.421% 1/1/15		340,000	361,141
Tulare, California Sewer
Revenue Taxable Build
America Bond
8.75% 11/15/44 (AGM)		5,000	6,101

Total Municipal Bonds (Cost $344,838)			367,242

rREGIONAL BONDS–1.95%
Australia–1.95%
New South Wales Treasury
5.25% 5/1/13	AUD	380,000	398,058
5.50% 8/1/13	AUD	3,765,000	3,971,943
5.50% 3/1/17	AUD	960,000	1,086,493
Queensland Treasury
6.00% 8/14/13	AUD	1,370,000	1,451,570
6.00% 8/21/13	AUD	6,335,000	6,712,933
6.00% 9/14/17	AUD	940,000	1,090,162

	Principal Amount°		Value (U.S. $)

rREGIONAL BONDS (continued)
Australia (continued)
Western Australia Treasury 8.00% 6/15/13	AUD	2,954,000	$3,139,598

Total Regional Bonds (Cost $16,735,485)			17,850,757

rSOVEREIGN BONDS–71.61%
Australia–0.15%
Australian Government 6.50% 5/15/13	AUD	1,335,000	1,406,562

			1,406,562

Austria–2.16%
Republic of Austria
#144A 3.50% 7/15/15	EUR	5,900,000	8,450,689
#144A 6.25% 7/15/27	EUR	5,700,000	11,333,164

			19,783,853

Brazil–0.56%
Brazil Notas do Tesouro
Nacional Series B
6.00% 5/15/13	BRL	15,500	173,071
6.00% 5/15/15	BRL	146,500	1,750,316
6.00% 8/15/16	BRL	38,000	472,266
6.00% 8/15/18	BRL	36,000	462,824
6.00% 5/15/45	BRL	50,000	746,290
Brazil Notas do Tesouro
Nacional Series F
10.00% 1/1/17	BRL	3,000,000	1,543,120

			5,147,887

Denmark–1.79%
Denmark Kingdom
3.125% 3/17/14	EUR	12,000,000	16,408,893

			16,408,893

Finland–2.07%
Finnish Government
3.50% 4/15/21	EUR	5,700,000	8,822,511
5.375% 7/4/13	EUR	7,500,000	10,161,982

			18,984,493

France–2.12%
France O.A.T. 5.50% 4/25/29	EUR	10,600,000	19,414,311

			19,414,311

Germany–1.84%
Bundesobligation 2.25% 4/11/14.	EUR	1,550,000	2,103,688
Bundesschatzanweisungen 1.75% 6/14/13	EUR	220,709	293,531
Deutschland Republic
3.25% 7/4/21	EUR	8,350,000	12,955,872
3.50% 7/4/19	EUR	970,000	1,512,125

			16,865,216

LVIP Global Income Fund–5

LVIP Global Income Fund

Statement of Net Assets (continued)

	Principal Amount°		Value (U.S. $)

rSOVEREIGN BONDS (continued)
Hungary–1.55%
Hungary Government
5.50% 2/12/14	HUF	57,400,000	$261,209
5.50% 2/12/16	HUF	230,900,000	1,044,058
6.50% 6/24/19	HUF	37,300,000	175,085
6.75% 2/12/13	HUF	29,700,000	134,839
6.75% 8/22/14	HUF	179,180,000	832,157
6.75% 2/24/17	HUF	37,800,000	177,493
6.75% 11/24/17	HUF	169,840,000	800,904
7.00% 6/24/22	HUF	23,200,000	112,836
7.50% 10/24/13	HUF	23,200,000	106,905
7.50% 11/12/20	HUF	2,600,000	12,959
7.75% 8/24/15	HUF	48,880,000	233,223
8.00% 2/12/15	HUF	26,700,000	127,732
Hungary Treasury Bills
≠6.15% 1/23/13	HUF	17,160,000	77,566
≠6.30% 9/18/13	HUF	67,000,000	292,292
≠6.35% 5/29/13	HUF	15,300,000	68,053
≠6.77% 7/24/13	HUF	12,200,000	53,807
Republic of Hungary
3.875% 2/24/20	EUR	490,000	601,771
4.375% 7/4/17	EUR	470,000	614,010
5.75% 6/11/18	EUR	500,000	687,314
6.00% 1/11/19	EUR	200,000	278,106
6.25% 1/29/20		4,182,000	4,636,793
6.375% 3/29/21		2,580,000	2,861,220

			14,190,332

Iceland–0.12%
#Republic of Iceland 144A
5.875% 5/11/22		950,000	1,062,565

			1,062,565

Indonesia–1.01%
Indonesia Government
10.00% 9/15/24	IDR	25,030,000,000	3,558,917
10.00% 2/15/28	IDR	7,040,000,000	1,022,329
12.80% 6/15/21	IDR	29,990,000,000	4,723,987

			9,305,233

Ireland–4.04%
Irish Government
4.40% 6/18/19	EUR	1,384,000	1,846,540
4.50% 10/18/18	EUR	356,000	491,083
4.50% 4/18/20	EUR	2,446,000	3,241,188
4.60% 4/18/16	EUR	205,000	288,062
5.00% 10/18/20	EUR	9,009,000	12,268,868
5.40% 3/13/25	EUR	6,805,000	9,202,220
5.50% 10/18/17	EUR	4,544,000	6,594,372
5.90% 10/18/19	EUR	2,137,000	3,108,047

			37,040,380

	Principal Amount°		Value (U.S. $)

rSOVEREIGN BONDS (continued)
Israel–0.81%
Israel Government
Bond-Shahar
3.50% 9/30/13	ILS	25,251,000	$6,911,612
5.00% 3/31/13	ILS	1,860,000	521,250

			7,432,862

Japan–11.31%
Development Bank of Japan
1.60% 6/20/14	JPY	240,000,000	2,826,696
2.30% 3/19/26	JPY	70,000,000	941,004
Japan Government 10 Yr Bonds
0.80% 9/20/22	JPY	320,000,000	3,707,467
1.00% 9/20/21	JPY	870,000,000	10,347,524
1.30% 6/20/20	JPY	780,000,000	9,540,960
1.40% 9/20/13	JPY	620,000,000	7,212,805
1.50% 9/20/18	JPY	970,000,000	11,982,636
1.70% 3/20/17	JPY	860,400,000	10,564,185
1.90% 6/20/16	JPY	105,000,000	1,285,345
Japan Government 20 Yr Bonds
1.90% 3/22/21	JPY	1,400,000,000	17,851,912
2.00% 9/20/25	JPY	652,500,000	8,338,168
2.10% 9/20/24	JPY	740,000,000	9,595,714
2.10% 12/20/26	JPY	328,000,000	4,203,716
Japan Government 30 Yr Bond
2.40% 12/20/34	JPY	420,000,000	5,347,779

			103,745,911

Malaysia–5.25%
Bank Negara Malaysia Monetary
Notes
≠2.858% 2/19/13	MYR	3,200,000	1,042,495
≠2.864% 6/18/13	MYR	7,060,000	2,277,162
≠2.868% 11/19/13	MYR	950,000	302,571
≠2.87% 6/11/13	MYR	4,390,000	1,416,796
≠2.87% 8/6/13	MYR	5,810,000	1,875,102
≠2.87% 7/11/13	MYR	1,910,000	614,861
≠2.87% 8/27/13	MYR	3,130,000	1,003,876
≠2.871% 2/26/13	MYR	2,050,000	667,330
≠2.872% 6/20/13	MYR	5,590,000	1,802,722
≠2.88% 3/7/13	MYR	70,000	22,770
≠2.887% 1/10/13	MYR	1,921,000	627,872
≠2.888% 7/25/13	MYR	2,285,000	734,737
≠2.89% 1/22/13	MYR	25,000	8,162
≠2.90% 10/10/13	MYR	1,595,000	509,703
≠2.90% 1/15/13	MYR	480,000	156,821
≠2.90% 9/17/13	MYR	30,000	9,604
≠2.90% 5/2/13	MYR	15,530,000	5,028,378
≠2.90% 10/31/13	MYR	20,000	6,380
≠2.90% 10/22/13	MYR	130,000	41,502
≠2.90% 9/5/13	MYR	10,000	3,204
≠2.90% 9/26/13	MYR	890,000	284,709

LVIP Global Income Fund–6

LVIP Global Income Fund

Statement of Net Assets (continued)

	Principal Amount°		Value (U.S. $)

rSOVEREIGN BONDS (continued) Malaysia (continued)
≠2.901% 1/17/13	MYR	2,560,000	$836,237
≠2.91% 12/12/13	MYR	1,420,000	451,470
≠2.924% 8/15/13	MYR	7,130,000	2,288,700
≠2.944% 5/23/13	MYR	3,690,000	1,192,671
≠2.96% 7/4/13	MYR	250,000	80,496
≠2.96% 6/4/13	MYR	600,000	193,738
≠2.96% 7/18/13	MYR	230,000	73,996
≠2.96% 6/27/13	MYR	300,000	96,684
≠2.985% 5/14/13	MYR	240,000	77,629
≠2.991% 3/12/13	MYR	235,000	76,410
≠3.00% 5/28/13	MYR	10,000	3,231
≠3.022% 3/14/13	MYR	1,580,000	513,618
Malaysia Treasury Bills
≠2.87% 3/22/13	MYR	320,000	103,961
≠2.87% 5/31/13	MYR	140,000	45,220
≠2.89% 1/25/13	MYR	290,000	94,666
≠2.891% 5/3/13	MYR	100,000	32,376
Malaysian Government
3.21% 5/31/13	MYR	21,995,000	7,197,249
3.434% 8/15/14	MYR	18,265,000	6,010,839
3.461% 7/31/13	MYR	6,675,000	2,187,990
3.70% 5/15/13	MYR	1,815,000	594,921
3.702% 2/25/13	MYR	15,961,000	5,224,237
5.094% 4/30/14	MYR	7,105,000	2,385,224
8.00% 10/30/13	MYR	30,000	10,205

			48,208,525

Mexico–4.31%
Mexican Bonos
6.50% 6/10/21	MXN	143,000,000	12,083,958
7.00% 6/19/14	MXN	32,090,000	2,590,455
7.75% 12/14/17	MXN	24,000,000	2,083,907
8.00% 12/19/13	MXN	80,606,000	6,484,849
8.50% 12/13/18	MXN	63,000,000	5,744,409
9.00% 6/20/13	MXN	58,485,000	4,651,165
9.50% 12/18/14	MXN	40,840,000	3,465,214
≠Mexican Cetes 4.58% 9/19/13	MXN	468,500	353,204
Mexican Udibonos
2.50% 12/10/20	MXN	36,517	309,696
3.50% 12/14/17	MXN	66,843	577,919
4.00% 6/13/19	MXN	46,366	423,985
4.50% 12/18/14	MXN	2,610,321	217,287
5.00% 6/16/16	MXN	65,916	580,011

			39,566,059

Netherlands–0.42%
#Netherlands Government Bond
144A 2.75% 1/15/15	EUR	2,750,000	3,827,150

			3,827,150

	Principal Amount°		Value (U.S. $)

rSOVEREIGN BONDS (continued) Norway–0.58%
≠Norwegian Treasury Bill
1.488% 3/20/13	NOK	29,500,000	$5,291,626

			5,291,626

Peru–0.02%
Peru Government
7.84% 8/12/20	PEN	427,000	211,250

			211,250

Philippines–0.87%
Philippine Government Bonds
5.25% 1/7/13	PHP	14,700,000	358,192
6.25% 1/27/14	PHP	168,160,000	4,320,205
7.00% 1/27/16	PHP	10,500,000	283,582
8.75% 3/3/13	PHP	38,480,000	950,026
9.125% 9/4/16	PHP	6,310,000	183,265
Philippine Treasury Bills
≠0.385% 12/11/13	PHP	6,730,000	161,661
≠0.543% 11/13/13	PHP	8,610,000	207,212
≠0.759% 10/30/13	PHP	140,000	3,372
≠0.839% 4/3/13	PHP	3,770,000	91,748
≠1.318% 2/20/13	PHP	6,140,000	149,435
≠1.35% 10/2/13	PHP	7,040,000	169,864
≠1.693% 8/22/13	PHP	6,750,000	163,632
≠1.73% 1/9/13	PHP	1,150,000	28,061
≠1.732% 9/4/13	PHP	11,050,000	267,749
≠2.069% 4/17/13	PHP	480,000	11,702
≠2.152% 3/6/13	PHP	16,190,000	394,782
≠2.191% 3/20/13	PHP	3,280,000	80,013
≠2.279% 7/24/13	PHP	4,100,000	99,492
≠2.518% 5/14/13	PHP	1,280,000	31,182
≠2.584% 5/2/13	PHP	290,000	7,055

			7,962,230

Poland–9.29%
Poland Government
5.75% 10/25/21	PLN	32,000,000	12,032,397
Poland Government Bonds
^4.577% 1/25/14	PLN	4,225,000	1,323,968
^4.759% 7/25/14	PLN	2,590,000	799,502
5.00% 10/24/13	PLN	36,945,000	12,135,278
•5.15% 1/25/17	PLN	11,108,000	3,614,699
•5.15% 1/25/21	PLN	11,269,000	3,637,019
^5.163% 7/25/13	PLN	6,695,000	2,130,459
5.25% 4/25/13	PLN	13,780,000	4,484,696
5.25% 10/25/17	PLN	14,000,000	4,939,474
5.25% 10/25/20	PLN	30,500,000	11,085,156
5.50% 4/25/15	PLN	1,970,000	670,889
5.50% 10/25/19	PLN	17,850,000	6,534,101
5.75% 4/25/14	PLN	58,535,000	19,573,971
6.25% 10/24/15	PLN	4,025,000	1,410,821

LVIP Global Income Fund–7

LVIP Global Income Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

rSOVEREIGN BONDS (continued)
Poland (continued)
Republic of Poland
6.375% 7/15/19	680,000	$850,320

		85,222,750

Republic of Korea–7.96%
Korea Monetary Stabilization
Bonds
2.78% 10/2/14	KRW 9,448,600,000	8,884,752
2.82% 8/2/14	KRW 1,162,300,000	1,093,704
2.84% 12/2/14	KRW 1,640,780,000	1,544,694
3.28% 6/9/13	KRW 4,949,930,000	4,664,854
3.28% 6/2/14	KRW 1,190,490,000	1,127,331
3.38% 5/9/13	KRW 1,035,000,000	975,300
3.47% 2/2/14	KRW 683,260,000	647,331
3.48% 12/2/13	KRW 496,910,000	470,373
3.59% 10/2/13	KRW 289,860,000	274,265
3.59% 4/2/14	KRW 7,504,180,000	7,127,595
3.76% 6/2/13	KRW 165,630,000	156,379
3.83% 4/2/13	KRW 103,520,000	97,591
3.90% 8/2/13	KRW 8,825,660,000	8,354,157
Korea Treasury Bonds
3.00% 12/10/13	KRW 21,297,430,000	20,072,874
3.25% 12/10/14	KRW 7,643,210,000	7,250,723
3.75% 6/10/13	KRW 7,864,150,000	7,426,396
5.25% 3/10/13	KRW 3,021,000,000	2,853,261

		73,021,580

Republic of Lithuania–0.45%
Lithuania Government
International Bonds
#144A 6.125% 3/9/21	1,640,000	2,027,532
#144A 6.75% 1/15/15	660,000	728,607
#144A 7.375% 2/11/20	1,060,000	1,385,950

		4,142,089

Republic of Vietnam–0.09%
#Republic of Vietnam 144A
6.75% 1/29/20	760,000	870,200

		870,200

Russia–0.29%
Russian-Eurobond
#144A 7.50% 3/31/30	1,805,750	2,322,917
7.50% 3/31/30	298,375	383,829

		2,706,746

Serbia–0.25%
Republic of Serbia
#144A 5.25% 11/21/17	680,000	708,900
#144A 7.25% 9/28/21	1,390,000	1,603,713

		2,312,613

	Principal Amount°		Value (U.S. $)

rSOVEREIGN BONDS (continued)
Singapore–2.62%
Singapore Government Bonds
0.25% 2/1/14	SGD	14,800,000	$12,117,739
1.625% 4/1/13	SGD	6,420,000	5,273,493
Singapore Treasury Bills
≠0.152% 1/24/13	SGD	180,000	147,353
≠0.189% 2/7/13	SGD	760,000	622,109
≠0.191% 1/24/13	SGD	845,000	691,743
≠0.201% 1/10/13	SGD	520,000	425,725
≠0.231% 1/10/13	SGD	1,130,000	925,134
≠0.24% 5/2/13	SGD	2,960,000	2,421,786
≠0.271% 4/18/13	SGD	1,130,000	924,614
≠0.291% 11/1/13	SGD	585,000	478,027

			24,027,723

Slovenia–0.16%
#Slovenia Government
International Bond 144A
5.50% 10/26/22		1,360,000	1,431,400

			1,431,400

South Africa–1.25%
South Africa Government Bonds
8.25% 9/15/17	ZAR	40,000,000	5,208,967
10.50% 12/21/26	ZAR	41,000,000	6,222,333

			11,431,300

Sweden–4.04%
Kommuninvest I Sverige
2.25% 5/5/14	SEK	18,150,000	2,833,792
Sweden Government
1.50% 8/30/13	SEK	42,890,000	6,635,352
3.50% 6/1/22	SEK	45,000,000	8,110,522
4.50% 8/12/15	SEK	31,500,000	5,302,111
6.75% 5/5/14	SEK	67,830,000	11,262,520
Sweden Treasury Bills
≠0.825% 3/20/13	SEK	13,550,000	2,080,637
≠0.86% 6/19/13	SEK	5,720,000	876,297

			37,101,231

Ukraine–2.21%
Financing of Infrastrucural
Projects State Enterprise
#144A 7.40% 4/20/18		200,000	185,750
#144A 8.375% 11/3/17		100,000	98,500
Ukraine Government
#144A 4.95% 10/13/15	EUR	100,000	128,661
#144A 6.25% 6/17/16		1,090,000	1,087,275
#144A 6.58% 11/21/16		1,028,000	1,031,906
#144A 6.75% 11/14/17		1,790,000	1,781,050
#144A 7.65% 6/11/13		100,000	101,250
#144A 7.75% 9/23/20		3,443,000	3,554,898
#144A 7.80% 11/28/22		700,000	707,000

LVIP Global Income Fund–8

LVIP Global Income Fund

Statement of Net Assets (continued)

	Principal Amount°		Value (U.S. $)

rSOVEREIGN BONDS (continued)
Ukraine (continued)
#144A 7.95% 6/4/14		2,600,000	$2,645,500
#144A 7.95% 2/23/21		3,670,000	3,816,800
#144A 9.25% 7/24/17		4,690,000	5,112,100

			20,250,690

United Kingdom–1.99%
United Kingdom Gilt
4.75% 9/7/15	GBP	3,300,000	5,991,836
5.00% 3/7/18	GBP	2,100,000	4,117,092
5.00% 3/7/25	GBP	3,800,000	8,154,602

			18,263,530

Venezuela–0.03%
Venezuela Government
International Bond
10.75% 9/19/13		300,000	309,750

			309,750

Total Sovereign Bonds (Cost $629,230,989)			656,946,940

SUPRANATIONAL BANKS–7.99%
Asian Development Bank
2.35% 6/21/27	JPY	1,070,000,000	14,130,438

	Principal Amount°		Value (U.S. $)

SUPRANATIONAL BANKS (continued)
European Investment Bank
1.40% 6/20/17	JPY	1,280,000,000	$15,476,240
1.90% 1/26/26	JPY	240,000,000	2,902,088
International Bank for Reconstruction &
Development
2.25% 11/8/13	SEK	24,400,000	3,783,503
3.50% 11/12/14	SEK	111,000,000	17,894,104
Nordic Investment Bank
1.70% 4/27/17	JPY	1,540,000,000	19,119,664

Total Supranational Banks
(Cost $73,647,404)			73,306,037

		Number of Shares
MONEY MARKET MUTUAL FUND–7.46%
Dreyfus Treasury & Agency
Cash Management Fund		68,430,021	68,430,021

Total Money Market Mutual Fund
(Cost $68,430,021)			68,430,021

TOTAL VALUE OF SECURITIES–98.27% (Cost $876,215,226)	901,514,255
«RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–1.73%	15,854,784

NET ASSETS APPLICABLE TO 77,664,858 SHARES OUTSTANDING–100.00%	$917,369,039

NET ASSET VALUE–LVIP GLOBAL INCOME FUND STANDARD CLASS ($412,852,984 / 34,974,927 Shares)	$11.804

NET ASSET VALUE–LVIP GLOBAL INCOME FUND SERVICE CLASS ($504,516,055 / 42,689,931 Shares)	$11.818

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2012:
Shares of beneficial interest (unlimited authorization–no par)	$889,504,509
Distributions in excess of net investment income	(740,225)
Accumulated net realized gain on investments	1,828,822
Net unrealized appreciation of investments and derivatives	26,775,933

Total net assets	$917,369,039

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2012, the aggregate value of Rule 144A securities was $56,992,701, which represents 6.21% of the Fund’s net assets. See Note 8 in “Notes to Financial Statements.”

r	Securities have been classified by country of origin.

•	Variable rate security. The rate shown is the rate as of December 31, 2012. Interest rates reset periodically.

«	Of this amount, $650,000 cash pledged as collateral for foreign currency exchange contracts, $4,701,718 represents payable for securities purchased and $276,613 represents payable for fund shares redeemed as of December 31, 2012.

^	Zero coupon security. The rate shown is the yield at the time of purchase.

≠	The rate shown is the effective yield at the time of purchase.

°	Principal amount shown is stated in U.S. Dollars unless noted that the security is denominated in another currency.

LVIP Global Income Fund–9

LVIP Global Income Fund

Statement of Net Assets (continued)

The following foreign currency exchange contracts and foreign cross currency exchange contracts were outstanding at December 31, 2012:1

Foreign Currency Exchange Contracts and Foreign Cross Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)	In Exchange For	Settlement Date	Unrealized Appreciation (Depreciation)
BCLY	CLP 64,000,000	USD (129,110)	2/13/13	$3,769
BCLY	CLP 173,000,000	USD (347,485)	3/1/13	11,001
BCLY	EUR (1,775,073)	USD 2,190,041	2/4/13	(153,084)
BCLY	EUR (108,000)	USD 143,316	2/11/13	746
BCLY	EUR (384,227)	USD 509,677	3/7/13	2,355
BCLY	EUR (608,514)	USD 800,135	3/11/13	(3,358)
BCLY	EUR (233,016)	USD 305,810	3/15/13	(1,880)
BCLY	EUR (145,209)	USD 192,750	3/21/13	996
BCLY	EUR (396,801)	USD 529,630	4/5/13	5,563
BCLY	EUR (390,401)	USD 513,455	4/19/13	(2,229)
BCLY	EUR (545,488)	USD 710,340	4/25/13	(10,244)
BCLY	EUR (273,608)	USD 363,434	4/30/13	1,983
BCLY	EUR (60,000)	USD 79,311	5/7/13	42
BCLY	EUR (251,515)	USD 324,404	5/16/13	(7,913)
BCLY	EUR (7,028,355)	USD 8,985,735	5/21/13	(301,012)
BCLY	EUR (413,335)	USD 529,193	5/22/13	(16,963)
BCLY	EUR (343,382)	USD 435,117	5/29/13	(18,639)
BCLY	EUR (595,185)	USD 740,113	6/5/13	(46,437)
BCLY	EUR (267,128)	USD 334,257	6/6/13	(18,761)
BCLY	EUR (405,004)	USD 512,492	6/20/13	(22,808)
BCLY	EUR (228,000)	USD 279,368	7/16/13	(22,071)
BCLY	EUR (357,000)	USD 439,449	7/18/13	(32,552)
BCLY	EUR (268,000)	USD 330,980	7/19/13	(23,356)
BCLY	EUR (767,000)	USD 996,563	7/26/13	(17,610)
BCLY	EUR (59,984)	USD 74,150	7/30/13	(5,168)
BCLY	EUR (97,592)	USD 120,088	8/1/13	(8,963)
BCLY	EUR (258,114)	USD 319,092	8/5/13	(22,242)
BCLY	EUR (627,000)	USD 778,273	8/16/13	(50,992)
BCLY	EUR (705,000)	USD 869,459	8/19/13	(63,002)
BCLY	EUR (627,000)	USD 776,163	8/20/13	(53,142)
BCLY	EUR (251,004)	USD 314,307	8/23/13	(17,697)
BCLY	EUR (263,450)	USD 330,061	8/26/13	(18,418)
BCLY	EUR (97,013)	USD 122,814	9/10/13	(5,533)
BCLY	EUR (94,794)	USD 121,685	9/12/13	(3,729)
BCLY	EUR (270,158)	USD 349,760	9/16/13	(7,682)
BCLY	EUR (63,718)	USD 83,936	9/19/13	(372)
BCLY	EUR (153,728)	USD 199,813	9/24/13	(3,602)
BCLY	EUR (1,180,000)	USD 1,535,475	9/27/13	(25,970)
BCLY	EUR (7,075,000)	USD 9,313,176	10/21/13	(51,571)
BCLY	EUR (71,749)	USD 93,591	10/25/13	(1,384)
BCLY	EUR (174,440)	USD 227,088	11/5/13	(3,849)
BCLY	JPY (30,700,000)	USD 402,517	1/11/13	48,594
BCLY	JPY (35,290,000)	USD 461,639	1/15/13	54,786
BCLY	JPY (49,760,000)	USD 644,476	1/28/13	70,737
BCLY	JPY (26,900,000)	USD 343,638	2/27/13	33,409
BCLY	JPY (60,393,560)	USD 726,041	3/25/13	29,384
BCLY	JPY (25,100,000)	USD 310,567	4/22/13	20,962
BCLY	JPY (47,109,000)	USD 595,036	6/28/13	51,182
BCLY	JPY (32,332,000)	USD 410,279	7/2/13	37,002
BCLY	JPY (13,360,000)	USD 170,669	8/9/13	16,355
BCLY	JPY (11,394,000)	USD 144,137	8/22/13	12,509
BCLY	JPY (34,125,000)	USD 433,113	8/26/13	38,870

LVIP Global Income Fund–10

LVIP Global Income Fund

Statement of Net Assets (continued)

Foreign Currency Exchange Contracts and Foreign Cross Currency Exchange Contracts (continued)

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
BCLY	JPY	(24,430,094)	USD	313,206	9/18/13	$30,887
BCLY	SGD	135,752	USD	(109,416)	2/13/13	1,720
BCLY	SGD	394,000	USD	(316,542)	2/19/13	6,013
CITI	CLP	9,443,140,500	USD	(19,106,000)	10/21/13	(117,724)
CITI	CLP	509,600,000	USD	(1,005,723)	11/18/13	15,587
CITI	EUR	(126,500)	USD	164,403	1/28/13	(2,569)
CITI	EUR	(45,000)	USD	58,856	2/8/13	(546)
CITI	EUR	(2,897,361)	USD	3,810,580	3/8/13	(15,044)
CITI	EUR	(162,300)	USD	213,122	3/19/13	(1,199)
CITI	EUR	(319,130)	USD	421,047	3/26/13	(397)
CITI	EUR	(246,556)	USD	325,929	5/7/13	192
CITI	EUR	(625,871)	USD	815,560	5/13/13	(11,355)
CITI	EUR	(213,050)	USD	276,560	7/26/13	(5,147)
CITI	EUR	(114,169)	USD	142,503	8/8/13	(8,481)
CITI	EUR	(32,800)	USD	40,990	8/9/13	(2,387)
CITI	JPY	(15,350,000)	USD	201,206	1/10/13	24,246
CITI	JPY	(24,520,467)	USD	297,795	3/15/13	14,969
CITI	JPY	(34,641,000)	USD	416,859	3/19/13	17,286
CITI	JPY	(25,100,000)	USD	310,467	4/22/13	20,862
CITI	JPY	(36,565,000)	USD	460,870	5/10/13	38,918
CITI	JPY	(18,273,000)	USD	229,929	5/14/13	19,055
CITI	JPY	(11,693,000)	USD	147,902	6/14/13	12,927
CITI	JPY	(13,360,000)	USD	170,717	8/9/13	16,403
CITI	JPY	(336,389,300)	USD	4,245,426	8/13/13	359,769
CITI	JPY	(22,764,000)	USD	287,988	8/23/13	25,007
CITI	JPY	(105,000,000)	USD	1,330,293	10/22/13	116,384
CITI	JPY	(5,392,769)	USD	67,518	11/8/13	5,159
CITI	JPY	(337,930,400)	USD	4,245,426	11/12/13	337,591
CITI	JPY	(337,138,000)	USD	4,245,429	11/13/13	346,709
CITI	JPY	(12,889,000)	USD	162,951	11/15/13	13,897
CITI	JPY	(37,115,000)	USD	459,680	11/19/13	30,444
CITI	JPY	(41,691,000)	USD	515,391	11/20/13	33,228
CITI	MXN	101,273,256	USD	(7,628,000)	10/21/13	29,279
CSFB	EUR	(82,000)	USD	108,269	5/7/13	(65)
CSFB	JPY	(170,648,500)	USD	2,160,490	5/29/13	190,925
CSFB	SGD	1,390,000	USD	(1,104,753)	3/26/13	33,209
DB	CLP	35,450,000	USD	(67,255)	1/9/13	6,701
DB	CLP	49,800,000	USD	(94,479)	1/10/13	9,398
DB	CLP	35,800,000	USD	(70,818)	2/6/13	3,575
DB	CLP	64,100,000	USD	(129,104)	2/11/13	4,016
DB	CLP	63,300,000	USD	(127,231)	2/15/13	4,163
DB	CLP	54,420,000	USD	(108,514)	2/25/13	4,309
DB	CLP	36,980,000	USD	(73,222)	2/26/13	3,435
DB	CLP	45,700,000	USD	(90,837)	2/28/13	3,873
DB	CLP	45,700,000	USD	(91,118)	3/1/13	3,581
DB	CLP	10,100,000	USD	(20,176)	3/4/13	745
DB	CLP	10,100,000	USD	(20,312)	3/6/13	603
DB	CLP	595,612,500	USD	(1,189,322)	5/10/13	33,174
DB	CLP	376,500,000	USD	(775,729)	6/20/13	(7,326)
DB	CLP	24,670,000	USD	(49,046)	12/5/13	297
DB	CLP	46,970,000	USD	(93,584)	12/6/13	350
DB	EUR	(457,597)	PLN	2,120,000	1/9/13	81,132
DB	EUR	(904,516)	PLN	3,846,000	8/19/13	23,871
DB	EUR	(358,143)	PLN	1,518,347	8/22/13	7,922
DB	EUR	(227,500)	PLN	989,851	9/6/13	12,723

LVIP Global Income Fund–11

LVIP Global Income Fund

Statement of Net Assets (continued)

Foreign Currency Exchange Contracts and Foreign Cross Currency Exchange Contracts (continued)

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
DB	EUR	(317,245)	PLN	1,358,000	9/10/13	$10,534
DB	EUR	(969,782)	PLN	4,140,000	9/12/13	28,440
DB	EUR	(5,758,606)	SEK	49,676,617	7/31/13	32,525
DB	EUR	(2,494,764)	SEK	21,800,000	11/19/13	29,173
DB	EUR	(1,267,675)	USD	1,648,218	1/7/13	(24,712)
DB	EUR	(1,898,000)	USD	2,508,207	2/11/13	2,668
DB	EUR	(471,000)	USD	628,031	2/27/13	6,183
DB	EUR	(3,999,148)	USD	5,384,853	3/1/13	104,794
DB	EUR	(14,360,000)	USD	18,152,476	3/4/13	(807,505)
DB	EUR	(2,770,000)	USD	3,646,123	3/8/13	(11,335)
DB	EUR	(2,121,000)	USD	2,817,197	3/12/13	16,562
DB	EUR	(269,000)	USD	354,838	3/26/13	(405)
DB	EUR	(77,628)	USD	103,727	3/28/13	1,209
DB	EUR	(253,178)	USD	337,591	4/2/13	3,221
DB	EUR	(620,000)	USD	828,109	4/4/13	9,265
DB	EUR	(780,573)	USD	1,023,846	4/11/13	(7,141)
DB	EUR	(7,360,000)	USD	9,707,104	4/15/13	(14,423)
DB	EUR	(193,000)	USD	254,664	4/23/13	(282)
DB	EUR	(97,000)	USD	127,848	5/8/13	(304)
DB	EUR	(60,000)	USD	78,309	5/10/13	(962)
DB	EUR	(606,438)	USD	787,884	5/13/13	(13,355)
DB	EUR	(124,000)	USD	159,011	5/20/13	(4,831)
DB	EUR	(181,000)	USD	230,793	5/21/13	(8,293)
DB	EUR	(311,000)	USD	393,648	5/29/13	(17,316)
DB	EUR	(80,070)	USD	99,601	6/5/13	(6,213)
DB	EUR	(207,300)	USD	259,457	6/7/13	(14,500)
DB	EUR	(476,300)	USD	604,187	6/11/13	(25,291)
DB	EUR	(6,318,000)	USD	7,949,679	6/13/13	(400,342)
DB	EUR	(196,000)	USD	241,561	7/22/13	(17,589)
DB	EUR	(268,385)	USD	330,339	7/23/13	(24,523)
DB	EUR	(39,900)	USD	48,678	7/25/13	(4,080)
DB	EUR	(9,978)	USD	12,177	7/29/13	(1,017)
DB	EUR	(1,774,000)	USD	2,205,437	7/31/13	(139,630)
DB	EUR	(396,000)	USD	490,395	8/20/13	(33,376)
DB	EUR	(99,312)	USD	124,821	8/28/13	(6,547)
DB	EUR	(51,000)	USD	64,349	9/4/13	(3,118)
DB	EUR	(476,300)	USD	611,760	9/11/13	(18,387)
DB	EUR	(6,010,000)	USD	7,994,742	9/23/13	42,342
DB	EUR	(376,000)	USD	487,112	9/26/13	(10,427)
DB	EUR	(1,580,000)	USD	2,087,148	9/27/13	(3,600)
DB	EUR	(775,000)	USD	1,009,593	10/29/13	(16,326)
DB	EUR	(416,044)	USD	538,455	10/31/13	(12,304)
DB	EUR	(24,586)	USD	32,084	11/4/13	(464)
DB	EUR	(187,000)	USD	243,480	11/5/13	(4,085)
DB	EUR	(143,000)	USD	183,755	11/8/13	(5,566)
DB	EUR	(81,717)	USD	104,322	11/15/13	(3,875)
DB	EUR	(22,847)	USD	29,352	11/19/13	(899)
DB	EUR	(388,000)	USD	496,795	11/20/13	(16,962)
DB	EUR	(564,000)	USD	733,454	11/29/13	(13,428)
DB	EUR	(400,000)	USD	521,582	12/3/13	(8,147)
DB	EUR	(590,000)	USD	769,738	12/13/13	(11,706)
DB	EUR	(5,337,821)	USD	7,001,353	12/17/13	(68,830)
DB	INR	7,442,000	USD	(137,029)	1/29/13	(2,219)
DB	INR	15,716,000	USD	(288,016)	1/31/13	(3,430)
DB	INR	71,318,400	USD	(1,278,360)	2/19/13	9,015

LVIP Global Income Fund–12

LVIP Global Income Fund

Statement of Net Assets (continued)

Foreign Currency Exchange Contracts and Foreign Cross Currency Exchange Contracts (continued)

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
DB	INR	3,790,000	USD	(67,474)	2/26/13	$861
DB	INR	2,680,000	USD	(48,100)	3/6/13	154
DB	INR	198,968,000	USD	(3,574,383)	3/28/13	(6,090)
DB	JPY	(28,991,000)	USD	381,330	1/7/13	47,120
DB	JPY	(15,400,000)	USD	201,782	1/15/13	24,238
DB	JPY	(41,390,576)	USD	535,405	1/28/13	58,167
DB	JPY	(5,937,630)	USD	76,886	2/15/13	8,416
DB	JPY	(24,447,000)	USD	309,064	5/13/13	26,944
DB	JPY	(13,360,000)	USD	171,212	8/12/13	16,891
DB	JPY	(25,363,000)	USD	323,938	8/19/13	30,946
DB	JPY	(11,260,000)	USD	142,541	8/23/13	12,460
DB	JPY	(23,347,000)	USD	298,463	8/27/13	28,734
DB	JPY	(338,543,000)	USD	4,275,721	11/13/13	360,753
DB	JPY	(29,985,000)	USD	369,973	11/19/13	23,196
DB	KRW	1,022,000,000	USD	(868,346)	6/27/13	83,382
DB	MXN	17,699,475	USD	(1,227,000)	6/14/13	128,737
DB	MXN	75,560,000	USD	(5,683,981)	10/11/13	34,846
DB	MYR	2,161,515	USD	(701,631)	3/18/13	1,428
DB	MYR	347,000	USD	(110,950)	3/26/13	1,855
DB	MYR	66,000	USD	(21,161)	9/26/13	56
DB	MYR	370,000	USD	(119,336)	10/23/13	(565)
DB	MYR	436,240	USD	(140,000)	11/19/13	(170)
DB	PHP	3,881,000	USD	(93,271)	1/7/13	1,260
DB	PHP	1,417,000	USD	(32,353)	1/22/13	2,170
DB	PHP	17,056,000	USD	(395,272)	1/31/13	20,319
DB	PHP	7,500,000	USD	(174,281)	2/4/13	8,460
DB	PHP	3,879,000	USD	(93,337)	4/5/13	1,136
DB	PHP	6,370,000	USD	(153,527)	4/10/13	1,598
DB	PHP	5,895,000	USD	(141,022)	9/24/13	1,917
DB	PHP	6,490,000	USD	(155,263)	10/4/13	2,056
DB	PHP	1,518,000	USD	(36,474)	10/16/13	310
DB	PLN	4,423,066	USD	(1,282,048)	7/31/13	122,968
DB	SGD	484,000	USD	(389,851)	2/7/13	6,385
DB	SGD	963,000	USD	(774,913)	2/8/13	13,465
DB	SGD	592,000	USD	(471,713)	2/19/13	12,939
DB	SGD	399,000	USD	(319,123)	2/25/13	7,526
DB	SGD	249,500	USD	(198,979)	2/28/13	5,279
DB	SGD	731,900	USD	(577,983)	3/19/13	21,205
DB	SGD	788,000	USD	(628,289)	3/21/13	16,827
DB	SGD	1,296,568	USD	(1,020,357)	5/29/13	41,181
DB	SGD	401,000	USD	(321,211)	8/26/13	7,133
DB	SGD	499,000	USD	(402,063)	8/27/13	6,526
DB	SGD	249,500	USD	(199,648)	8/30/13	4,647
DB	SGD	1,680,992	USD	(1,375,720)	11/19/13	840
GSC	EUR	(203,000)	USD	252,096	8/12/13	(16,378)
HSBC	EUR	(94,000)	USD	123,775	3/8/13	(341)
HSBC	EUR	(461,000)	USD	607,321	4/10/13	(1,565)
HSBC	EUR	(799,545)	USD	1,057,818	4/16/13	1,721
HSBC	EUR	(1,775,000)	USD	2,196,296	8/2/13	(150,911)
HSBC	EUR	(520,000)	USD	668,970	9/30/13	(19,149)
HSBC	INR	7,616,000	USD	(140,233)	1/29/13	(2,271)
HSBC	INR	11,346,000	USD	(207,987)	1/31/13	(2,533)
HSBC	INR	15,600,000	USD	(301,398)	2/6/13	(19,194)
HSBC	INR	6,800,000	USD	(132,003)	2/7/13	(9,011)
HSBC	INR	11,200,000	USD	(220,000)	2/8/13	(17,460)

LVIP Global Income Fund–13

LVIP Global Income Fund

Statement of Net Assets (continued)

Foreign Currency Exchange Contracts and Foreign Cross Currency Exchange Contracts (continued)

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
HSBC	INR	40,597,250	USD	(725,372)	2/26/13	$6,605
HSBC	INR	90,817,000	USD	(1,621,587)	5/10/13	(4,731)
HSBC	JPY	(50,970,000)	USD	666,803	1/15/13	79,177
HSBC	JPY	(53,562,442)	USD	692,316	1/28/13	74,735
HSBC	JPY	(19,870,000)	USD	259,739	2/12/13	30,609
HSBC	JPY	(36,590,000)	USD	464,340	2/22/13	42,374
HSBC	JPY	(53,500,000)	USD	669,105	3/1/13	52,097
HSBC	JPY	(51,004,000)	USD	646,439	8/20/13	57,237
HSBC	JPY	(22,597,000)	USD	286,190	8/23/13	25,138
HSBC	JPY	(39,672,000)	USD	507,315	8/27/13	48,982
HSBC	JPY	(7,824,000)	USD	96,869	11/20/13	6,383
HSBC	KRW	1,025,000,000	USD	(902,448)	9/26/13	48,435
HSBC	MXN	29,567,420	USD	(2,204,599)	3/8/13	82,307
HSBC	MXN	40,878,200	USD	(2,954,481)	9/4/13	150,945
HSBC	MYR	6,530,157	USD	(2,123,000)	3/11/13	2,021
HSBC	MYR	2,768,508	USD	(903,000)	3/15/13	(2,326)
HSBC	MYR	165,000	USD	(52,785)	3/26/13	854
HSBC	MYR	249,000	USD	(79,872)	9/26/13	174
HSBC	MYR	517,000	USD	(167,846)	10/22/13	(1,880)
HSBC	MYR	9,578,989	USD	(3,089,000)	10/24/13	(14,298)
HSBC	MYR	261,000	USD	(83,621)	11/20/13	34
HSBC	PHP	5,502,000	USD	(126,909)	1/28/13	7,151
HSBC	PHP	4,700,000	USD	(109,267)	2/4/13	5,251
HSBC	PHP	4,000,000	USD	(92,950)	2/6/13	4,511
HSBC	PHP	3,180,000	USD	(76,551)	4/11/13	888
HSBC	PHP	2,531,000	USD	(61,020)	4/15/13	609
HSBC	PHP	12,500,000	USD	(298,059)	9/30/13	4,980
HSBC	PHP	10,000,000	USD	(239,745)	10/3/13	2,665
HSBC	PHP	5,206,000	USD	(124,802)	10/4/13	1,392
HSBC	PHP	7,762,000	USD	(186,636)	10/7/13	1,500
HSBC	PHP	4,477,000	USD	(107,721)	10/11/13	779
HSBC	SGD	484,000	USD	(389,694)	2/7/13	6,542
HSBC	SGD	834,400	USD	(672,361)	2/14/13	10,736
HSBC	SGD	837,000	USD	(662,341)	3/19/13	22,890
HSBC	SGD	630,000	USD	(502,232)	3/21/13	13,534
HSBC	SGD	296,000	USD	(237,734)	8/15/13	4,632
HSBC	SGD	296,000	USD	(237,751)	8/19/13	4,616
JPMC	CLP	61,100,000	USD	(123,684)	2/21/13	3,050
JPMC	CLP	103,600,000	USD	(207,407)	2/22/13	7,454
JPMC	CLP	66,100,000	USD	(131,831)	2/28/13	5,157
JPMC	CLP	61,600,000	USD	(123,447)	3/21/13	3,860
JPMC	CLP	600,075,000	USD	(1,198,951)	5/9/13	32,875
JPMC	CLP	3,644,767,200	USD	(7,332,062)	9/12/13	30,925
JPMC	EUR	(107,000)	USD	141,219	2/19/13	(41)
JPMC	EUR	(566,000)	USD	743,130	4/12/13	(4,455)
JPMC	EUR	(108,077)	USD	143,029	4/23/13	263
JPMC	EUR	(292,994)	USD	375,848	5/23/13	(11,300)
JPMC	EUR	(1,774,000)	USD	2,202,598	7/31/13	(143,230)
JPMC	EUR	(784,000)	USD	974,488	8/20/13	(62,473)
JPMC	EUR	(51,000)	USD	65,790	9/13/13	(1,685)
JPMC	EUR	(110,916)	USD	142,025	11/12/13	(4,826)
JPMC	EUR	(81,085)	USD	103,514	11/20/13	(3,852)
JPMC	EUR	(395,000)	USD	515,599	12/13/13	(7,571)
JPMC	INR	998,000	USD	(18,706)	1/22/13	(601)
JPMC	INR	5,400,000	USD	(104,189)	2/6/13	(6,503)

LVIP Global Income Fund–14

LVIP Global Income Fund

Statement of Net Assets (continued)

Foreign Currency Exchange Contracts and Foreign Cross Currency Exchange Contracts (continued)

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
JPMC	INR	47,060,000	USD	(832,302)	2/28/13	$15,919
JPMC	JPY	(11,030,000)	USD	142,931	2/15/13	15,736
JPMC	JPY	(36,600,000)	USD	461,684	2/25/13	39,594
JPMC	JPY	(53,600,000)	USD	670,839	3/1/13	52,677
JPMC	JPY	(11,418,000)	USD	144,655	8/20/13	12,754
JPMC	JPY	(22,716,000)	USD	288,164	8/26/13	25,728
JPMC	JPY	(27,309,000)	USD	349,320	8/27/13	33,818
JPMC	JPY	(11,285,000)	USD	144,139	8/30/13	13,758
JPMC	JPY	(24,468,902)	USD	290,855	9/27/13	8,056
JPMC	JPY	(5,819,000)	USD	75,140	9/30/13	7,884
JPMC	JPY	(274,457,000)	USD	3,481,616	11/13/13	307,750
JPMC	JPY	(14,973,000)	USD	185,533	11/20/13	12,368
JPMC	MYR	1,654,020	USD	(540,000)	3/12/13	(1,791)
JPMC	MYR	304,000	USD	(97,859)	10/18/13	(249)
JPMC	MYR	9,226,676	USD	(2,980,000)	10/25/13	(18,545)
JPMC	MYR	393,000	USD	(126,926)	10/31/13	(827)
JPMC	PHP	923,000	USD	(22,253)	1/15/13	232
JPMC	PHP	5,656,000	USD	(129,286)	1/22/13	8,513
JPMC	PHP	2,900,000	USD	(67,505)	2/7/13	3,154
JPMC	PHP	2,050,000	USD	(49,402)	4/10/13	520
JPMC	PHP	3,704,000	USD	(88,998)	4/12/13	1,200
JPMC	PHP	2,543,000	USD	(61,217)	10/11/13	413
JPMC	SGD	530,000	USD	(434,142)	3/19/13	(244)
JPMC	SGD	518,000	USD	(423,479)	9/19/13	678
JPMC	SGD	1,681,806	USD	(1,380,000)	10/24/13	(2,817)
JPMC	SGD	1,683,048	USD	(1,380,000)	10/25/13	(1,798)
MNB	EUR	(12,849,634)	GBP	10,341,000	1/31/13	(159,085)
MNB	JPY	373,110,056	USD	(4,335,016)	1/8/13	(33,743)
MSC	CLP	60,541,000	USD	(114,553)	1/7/13	11,785
MSC	CLP	126,200,000	USD	(239,696)	1/14/13	23,390
MSC	CLP	113,510,000	USD	(225,207)	2/4/13	10,729
MSC	CLP	55,740,000	USD	(112,834)	2/11/13	2,924
MSC	CLP	149,750,000	USD	(303,445)	2/13/13	7,473
MSC	CLP	130,370,000	USD	(260,298)	2/25/13	9,984
MSC	CLP	81,300,000	USD	(162,600)	2/27/13	5,909
MSC	CLP	42,500,000	USD	(83,089)	3/11/13	4,862
MSC	CLP	64,400,000	USD	(125,990)	5/13/13	6,136
MSC	CLP	509,384,400	USD	(1,006,907)	11/15/13	14,333
MSC	EUR	(1,868,339)	NOK	14,375,000	5/29/13	102,513
MSC	EUR	(295,046)	PLN	1,328,000	5/24/13	34,067
MSC	EUR	(267,000)	USD	351,293	3/8/13	(1,249)
MSC	EUR	(390,000)	USD	502,585	3/28/13	(12,460)
MSC	EUR	(60,000)	USD	79,202	5/7/13	(66)
MSC	EUR	(788,000)	USD	965,670	7/16/13	(76,145)
MSC	EUR	(1,139,000)	USD	1,403,789	7/22/13	(102,192)
MSC	EUR	(196,000)	USD	249,758	8/15/13	(9,467)
MSC	EUR	(196,000)	USD	250,062	11/15/13	(9,449)
MSC	JPY	(52,074,000)	USD	680,470	2/12/13	79,983
MSC	JPY	(48,880,000)	USD	589,756	3/19/13	25,941
MSC	JPY	(328,879,680)	USD	4,088,865	4/16/13	294,430
MSC	JPY	(12,000,000)	USD	154,309	8/6/13	15,708
MSC	JPY	(9,000,000)	USD	113,773	11/15/13	9,693
MSC	JPY	(256,633,500)	USD	3,086,132	12/17/13	117,136
MSC	SGD	1,389,200	USD	(1,098,182)	3/26/13	39,125
UBS	EUR	(415,805)	NOK	3,078,000	5/23/13	1,287

LVIP Global Income Fund–15

LVIP Global Income Fund

Statement of Net Assets (continued)

Foreign Currency Exchange Contracts and Foreign Cross Currency Exchange Contracts (continued)

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
UBS	EUR	(122,633)	NOK	910,000	6/3/13	$691
UBS	EUR	(230,970)	NOK	1,722,000	11/8/13	345
UBS	EUR	(658,000)	USD	841,648	1/11/13	(26,736)
UBS	EUR	(34,000)	USD	44,452	2/8/13	(430)
UBS	EUR	(107,000)	USD	141,331	2/19/13	71
UBS	EUR	(115,000)	USD	152,051	2/21/13	227
UBS	EUR	(230,000)	USD	301,546	4/11/13	(2,240)
UBS	EUR	(3,415,000)	USD	4,457,343	5/10/13	(54,498)
UBS	EUR	(1,630,646)	USD	2,092,527	5/24/13	(62,152)
UBS	EUR	(1,130,000)	USD	1,415,664	6/28/13	(77,991)
UBS	EUR	(730,000)	USD	894,542	7/16/13	(70,592)
UBS	EUR	(730,000)	USD	897,973	7/18/13	(67,184)
UBS	EUR	(1,774,000)	USD	2,183,439	8/1/13	(162,417)
UBS	EUR	(324,000)	USD	400,999	8/22/13	(27,552)
UBS	EUR	(251,705)	USD	325,656	9/17/13	(7,375)
UBS	EUR	(170,000)	USD	220,172	10/7/13	(4,809)
UBS	EUR	(275,000)	USD	359,370	10/9/13	(4,578)
UBS	EUR	(270,000)	USD	350,420	10/11/13	(6,920)
UBS	EUR	(1,929,000)	USD	2,514,548	10/29/13	(38,997)
UBS	EUR	(107,800)	USD	141,520	12/9/13	(1,252)
UBS	JPY	(15,350,000)	USD	201,114	1/11/13	24,152
UBS	JPY	(28,070,000)	USD	366,966	1/15/13	43,352
UBS	JPY	(43,530,000)	USD	562,876	1/28/13	60,969
UBS	JPY	(59,700,000)	USD	744,877	3/4/13	56,346
UBS	JPY	(18,274,000)	USD	231,090	5/13/13	20,206
UBS	JPY	(22,978,000)	USD	291,840	8/20/13	26,396
UBS	JPY	(31,894,000)	USD	404,284	8/26/13	35,816
UBS	JPY	(5,370,800)	USD	67,865	11/15/13	5,754
UBS	JPY	(11,961,000)	USD	148,128	11/20/13	9,797

						$1,860,933

The use of foreign currency exchange contracts and foreign cross currency exchange contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1]	See Note 7 in “Notes to Financial Statements.”

Summary of Abbreviations:

AGM–Insured by Assured Guaranty Municipal Corporation

AUD–Australian Dollar

BCLY–Barclays Bank

BRL–Brazilian Real

CITI–Citigroup Global Markets

CLP–Chilean Peso

CSFB–Credit Suisse First Boston

DB–Deutsche Bank

EUR–European Monetary Unit

GBP–British Pound Sterling

GSC–Goldman Sachs Capital

HSBC–Hong Kong Shanghai Bank

HUF–Hungarian Forint

IDR–Indonesia Rupiah

ILS–Israeli Shekel

INR–Indian Rupee

JPMC–JPMorgan Chase Bank

LVIP Global Income Fund–16

LVIP Global Income Fund

Statement of Net Assets (continued)

Summary of Abbreviations: (continued)

JPY–Japanese Yen

KRW–South Korean Won

MNB–Mellon National Bank

MSC–Morgan Stanley Capital

MXN–Mexican Peso

MYR–Malaysian Ringgit

NOK–Norwegian Krone

O.A.T.–Obligations Assimilables du Tresor

PEN–Peruvian Sol

PHP–Philipine Peso

PLN–Polish Zloty

SEK–Swedish Krona

SGD–Singapore Dollar

UBS–Union Bank of Switzerland

USD–United States Dollar

Yr–Year

ZAR–South African Rand

See accompanying notes, which are an integral part of the financial statements.

LVIP Global Income Fund–17

LVIP Global Income Fund

Statement of Operations

Year Ended December 31, 2012

LVIP Global Income Fund

Statement of Changes in Net Assets

INVESTMENT INCOME:
Interest	$18,857,290
Foreign tax withheld	(397,255)

18,460,035

EXPENSES:
Management fees	4,707,539
Distribution fees-Service Class	1,194,099
Accounting and administration expenses	311,523
Custodian fees	279,542
Reports and statements to shareholders	80,582
Professional fees.	49,993
Pricing fees	17,223
Trustees’ fees	15,431
Other	16,249

6,672,181
Less expenses waived/reimbursed	(362,118)

Total operating expenses	6,310,063

NET INVESTMENT INCOME	12,149,972

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	1,890,098
Foreign currencies	(2,934,791)
Foreign currency exchange contracts	8,902,403

Net realized gain	7,857,710

Net change in unrealized appreciation (depreciation) of:
Investments	29,341,200
Foreign currencies	453,095
Foreign currency exchange contracts	(338,383)

Net change in unrealized appreciation (depreciation)	29,455,912

NET REALIZED AND UNREALIZED GAIN	37,313,622

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$49,463,594

See accompanying notes, which are an integral part of the financial statements.

	Year Ended
	12/31/12	12/31/11
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$12,149,972	$9,690,768
Net realized gain	7,857,710	7,153,207
Net change in unrealized appreciation (depreciation)	29,455,912	(18,503,098)

Net increase (decrease) in net assets resulting from operations	49,463,594	(1,659,123)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(6,628,196)	(5,579,019)
Service Class	(8,352,522)	(15,875,143)
Net realized gain:
Standard Class	(538,831)	(133,052)
Service Class	(893,113)	(503,735)

	(16,412,662)	(22,090,949)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	271,019,453	91,425,870
Service Class	130,957,099	224,462,278
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	7,167,027	5,712,071
Service Class	9,245,635	16,378,878

	418,389,214	337,979,097

Cost of shares repurchased:
Standard Class	(10,629,061)	(19,125,981)
Service Class	(70,390,068)	(58,476,754)

	(81,019,129)	(77,602,735)

Increase in net assets derived from capital share transactions	337,370,085	260,376,362

NET INCREASE IN NET ASSETS	370,421,017	236,626,290
NET ASSETS:
Beginning of year	546,948,022	310,321,732

End of year	$917,369,039	$546,948,022

Distributions in excess of net investment income	$(740,225)	$(3,846,633)

See accompanying notes, which are an integral part of the financial statements.

LVIP Global Income Fund–18

LVIP Global Income Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Global Income Fund Standard Class
	Year Ended			5/4/09[1] to 12/31/09

	12/31/12	12/31/11	12/31/10
Net asset value, beginning of period	$11.193	$11.574	$10.817	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.216	0.284	0.322	0.205
Net realized and unrealized gain (loss)	0.646	(0.151)	0.721	0.789

Total from investment operations.	0.862	0.133	1.043	0.994

Less dividends and distributions from:
Net investment income	(0.229)	(0.498)	(0.286)	(0.177)
Net realized gain	(0.022)	(0.016)	—	—

Total dividends and distributions	(0.251)	(0.514)	(0.286)	(0.177)

Net asset value, end of period	$11.804	$11.193	$11.574	$10.817

Total return[3]	7.69%	1.09%	9.68%	9.92%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$412,853	$135,791	$64,737	$91,671
Ratio of expenses to average net assets	0.71%	0.73%	0.75%	0.75%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.76%	0.78%	0.80%	0.84%
Ratio of net investment income to average net assets	1.84%	2.41%	2.87%	2.88%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.79%	2.36%	2.82%	2.79%
Portfolio turnover	31%	42%	44%	33%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Global Income Fund–19

LVIP Global Income Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Global Income Fund Service Class
	Year Ended			5/4/09[1] to
	12/31/12	12/31/11	12/31/10	12/31/09
Net asset value, beginning of period	$11.207	$11.589	$10.833	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.186	0.256	0.299	0.187
Net realized and unrealized gain (loss)	0.647	(0.152)	0.718	0.801

Total from investment operations	0.833	0.104	1.017	0.988

Less dividends and distributions from:
Net investment income	(0.200)	(0.470)	(0.261)	(0.155)
Net realized gain	(0.022)	(0.016)	—	—

Total dividends and distributions	(0.222)	(0.486)	(0.261)	(0.155)

Net asset value, end of period	$11.818	$11.207	$11.589	$10.833

Total return[3]	7.43%	0.83%	9.42%	9.86%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$504,516	$411,157	$245,585	$59,017
Ratio of expenses to average net assets	0.96%	0.98%	1.00%	1.00%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.01%	1.03%	1.05%	1.09%
Ratio of net investment income to average net assets	1.59%	2.16%	2.62%	2.63%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.54%	2.11%	2.57%	2.54%
Portfolio turnover	31%	42%	44%	33%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Global Income Fund–20

LVIP Global Income Fund

Notes to Financial Statements

December 31, 2012

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 66 series (Series). These financial statements and the related notes pertain to the LVIP Global Income Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered non-diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek current income consistent with the preservation of capital.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Securities listed on a foreign exchange are generally valued at the last quoted sales price on the valuation date. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Other debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Short-term debt securities having less than 60 days to maturity are valued using the evaluated mean. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (2009–2012), and has concluded that no provision for federal income tax is required for the Fund’s financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of realized gains and losses on investments in debt securities, which is due to changes in the foreign exchange rates from that which is due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased

LVIP Global Income Fund–21

LVIP Global Income Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums on non-convertible debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Withholding taxes on foreign interest have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2012.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (LIAC) is a registered investment advisor and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisors, and provides certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.65% of the Fund’s average daily net assets. LIAC has contractually agreed to waive 0.05% of its advisory fee for the Fund. The fee waiver will continue at least through April 30, 2013, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

Mondrian Investment Partners Ltd. (Mondrian) (Sub-Advisor) is responsible for the day-to-day management of a portion of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays Mondrian a fee based on Mondrian’s managed portion of the Fund’s average daily net assets.

Franklin Advisers, Inc. (Franklin) (Sub-Advisor) is also responsible for the day-to-day management of a portion of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays Franklin a fee based on Franklin’s managed portion of the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund paid Lincoln Life a fee at an annual rate of 0.008% of the average daily net assets of the Fund and reimbursed Lincoln Life for the cost of internal legal services. For the year ended December 31, 2012, fees for these administrative and legal services amounted to $57,939 and $6,276, respectively. Beginning January 1, 2013, the Trust will reimburse Lincoln Life for the cost of administrative and internal legal services.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2012, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$456,000
Distribution fees payable to LFD	106,577

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The Fund pays the compensation of unaffiliated trustees.

3. Investments

For the year ended December 31, 2012, the Fund made purchases of $471,236,352 and sales of $187,107,108 of investment securities other than short-term investments.

At December 31, 2012, the cost of investments for federal income tax purposes was $876,522,950. At December 31, 2012, net unrealized appreciation was $24,991,305, of which $43,275,151 related to unrealized appreciation of investments and $18,283,846 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the

LVIP Global Income Fund–22

LVIP Global Income Fund

Notes to Financial Statements (continued)

3. Investments (continued)

asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2012:

	Level 1	Level 2	Total
Corporate Bonds	$—	$84,613,258	$84,613,258
Foreign Debt	—	748,103,734	748,103,734
Municipal Bonds	—	367,242	367,242
Money Market Mutual Fund	68,430,021	—	68,430,021

Total	$68,430,021	$833,084,234	$901,514,255

Foreign Currency Exchange Contracts and Foreign Cross Currency Exchange Contracts	$—	$1,860,933	$1,860,933

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Foreign Debt
Balance as of 12/31/11	$13,055,481
Transfers out of Level 3	(13,055,481)

Balance as of 12/31/12	$—

During the year ended December 31, 2012, the Fund had transfers out of Level 3 investments into Level 2 investments, due to the Fund valuing a security utilizing a price in an active market with an observable input, whereas previously the Fund had been utilizing a price with an unobservable input. During the year ended December 31, 2012, there were no transfers between Level 1 investments and Level 2 investments that had a material impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2012 and 2011 was as follows:

	Year Ended 12/31/12	Year Ended 12/31/11
Ordinary income	$15,506,126	$21,902,725
Long-term capital gains	906,536	188,224

Total	$16,412,662	$22,090,949

LVIP Global Income Fund–23

LVIP Global Income Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis

As of December 31, 2012, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$889,504,509
Undistributed ordinary income	3,956,242
Undistributed long-term capital gains	1,294,153
Accumulated capital & other losses	(2,447,572)
Unrealized appreciation	25,061,707

Net assets	$917,369,039

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, straddles and mark-to-market of foreign currency exchange contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions and foreign capital gain taxes. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2012, the Fund recorded the following reclassifications:

Distributions in Excess of Net Investment Income	Accumulated Net Realized Gain
$5,937,154	$(5,937,154)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/12	Year Ended 12/31/11
Shares sold:
Standard Class	23,155,267	7,673,601
Service Class	11,269,818	18,991,172
Shares issued upon reinvestment of dividends and distributions:
Standard Class	603,405	500,782
Service Class	777,603	1,428,294

	35,806,093	28,593,849

Shares repurchased:
Standard Class	(915,359)	(1,635,837)
Service Class	(6,044,140)	(4,924,626)

	(6,959,499)	(6,560,463)

Net increase	28,846,594	22,033,386

7. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit

LVIP Global Income Fund–24

LVIP Global Income Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Fair values of derivative instruments as of December 31, 2012 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Forward currency exchange contracts (Foreign currency exchange contracts)	Receivables and other assets net of receivables	$6,424,411	Receivables and other assets net of receivables	$(4,563,478)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2012 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Forward currency exchange contracts (Foreign currency exchange contracts)	Net realized gain on foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$8,902,403	$(338,383)

Derivatives Generally–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2012. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2012.

	Asset Derivative Volume	Liability Derivative Volume
Foreign currency exchange contracts (average cost)	$123,118,487	$204,092,992

8. Credit and Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests a portion of its assets in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s and/or Ba or lower by Moody’s Investors Service, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit in illiquid securities. As of December 31, 2012, no securities have been determined to be illiquid. Rule 144A securities have been identified on the Statement of Net Assets.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Global Income Fund–25

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Global Income Fund

We have audited the accompanying statement of net assets of the LVIP Global Income Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period May 4, 2009 (commencement of operations) to December 31, 2009. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Global Income Fund of the Lincoln Variable Insurance Products Trust at December 31, 2012, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period May 4, 2009 (commencement of operations) to December 31, 2009, in conformity with U.S. generally accepted accounting principles.

February 18, 2013

Philadelphia, Pennsylvania

LVIP Global Income Fund–26

LVIP Global Income Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2012, the Fund designates distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
5.52%	94.48%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Sub-Advisory Agreements

On August 29 and September 10, 2012, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “LVIP Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the LVIP Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal or approval of the sub-advisory agreement with various sub-advisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the LVIP Trust (each a “Fund”).

The trustees who are not “interested persons” of the LVIP Trust (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and the sub-advisers prior to the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also received information about the Funds throughout the year in connection with the regular quarterly Board meetings from LIAC and, as applicable, the various portfolio management teams providing services to the Funds.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, LVIP Trust officers and Lincoln Life and LIAC employees to consider the renewal of the Advisory Agreements. In considering the renewal or approval of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered, among others, the factors listed below and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed or approved and accordingly, recommended to the Board of Trustees the renewal or approval of the Advisory Agreements.

Approval of Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Independent Trustees considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel, resources, compliance and LIAC’s criteria for review of the sub-advisers’ performance. The Independent Trustees reviewed the services provided by LIAC in serving as investment adviser, the personnel providing the investment management services and compliance staff, regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-advisers. The Independent Trustees noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Independent Trustees also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. Based on this information, the Independent Trustees concluded that the services provided by LIAC were satisfactory.

The Independent Trustees reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2012, for the Fund compared to the average performance of a performance universe of funds in a Lipper category underlying variable insurance products (“performance group”) and a benchmark index.

The Independent Trustees reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee, sub-advisory fee and expense ratio to those of a Lipper expense peer group for the Fund. The Independent Trustees considered that management fees as reported by Lipper include separate administrative and accounting fees for the Fund as well as the funds in the expense group, to the extent the expense group funds pay separate administrative and accounting fees. The expense peer group consists of the Fund and other funds in a Lipper category underlying variable insurance products, as classified by Lipper (“expense group”).

LVIP Global Income Fund–27

LVIP Global Income Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement with LIAC (continued)

The Independent Trustees considered that LIAC does not manage the day-to-day portfolio of the Fund, but had delegated those duties to unaffiliated sub-advisers. The Independent Trustees concluded that LIAC had appropriately reviewed and monitored the sub-advisers’ investment performance.

The Independent Trustees considered that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2013. The Independent Trustees noted that the investment management fees for the Fund, giving effect to the advisory fee waiver, were within range of the average investment management fee of the Lipper expense group. On the basis of the information provided, the Independent Trustees concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable in light of the nature, quality and extent of services provided by LIAC.

The Independent Trustees considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Independent Trustees considered that LIAC had implemented an advisory fee waiver for the Fund and concluded that economies of scale were appropriately shared with investors.

The Independent Trustees also reviewed the profitability analysis to LIAC and its affiliates with respect to the Fund individually and the Funds group overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Independent Trustees reviewed materials provided by LIAC and Lincoln as to any such benefits. Lincoln Insurance Companies receive and retain 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Independent Trustees also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from Lincoln Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates may benefit from economies of scale with the Fund when it bargains together with the Fund for certain services. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums will be allocated to the Fund as received.

Approval of Sub-Advisory Agreements with Franklin and Mondrian

In considering the renewal of the sub-advisory agreement between LIAC and Franklin Advisers, Inc. (“Franklin”) on behalf of the Fund, the Independent Trustees considered the nature, extent and quality of services provided by Franklin under the sub-advisory agreement. The Independent Trustees considered the services provided by Franklin, the background of the portfolio managers and Franklin’s investment strategy. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance matters.

In considering the renewal of the sub-advisory agreement between LIAC and Mondrian Investment Partners Limited (“Mondrian”) on behalf of the Fund, the Independent Trustees considered the nature, extent and quality of services provided by Mondrian under the sub-advisory agreement. The Independent Trustees considered the services provided by Mondrian, the background of the portfolio managers and Mondrian’s investment strategy. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance matters.

In considering investment performance, the Independent Trustees considered that Franklin and Mondrian each managed approximately half of the Fund’s assets. The Independent Trustees reviewed the Fund’s investment performance compared to the average of the Lipper performance group of global income funds and the Citigroup World Global Bond Index Non-US Index and noted that the Fund’s performance was below the average of the Lipper performance group for the one year and three year periods, and compared to the benchmark index, the Fund’s performance was below the performance of the benchmark index for the one year period and above for the three year period. The Independent Trustees determined that the services provided by Franklin and Mondrian were satisfactory.

The Independent Trustees reviewed the sub-advisory fees and noted that the fees were within range of the Lipper contractual sub-adviser fees expense group. The Independent Trustees noted that Franklin’s fees were lower than the fees charged to similar funds managed by Franklin, and Mondrian’s fees were within range of the effective fee rates charged to other funds advised by Mondrian. The Independent Trustees considered that the sub-advisory fee schedules with Franklin and Mondrian were negotiated with Franklin and Mondrian, unaffiliated third parties. The Independent Trustees concluded that the sub-advisory fees were reasonable.

With respect to profitability for Franklin, the Independent Trustees considered that the sub-advisory fee was negotiated between LIAC and Franklin, an unaffiliated party, and that LIAC compensates Franklin from its fees. The Independent Trustees reviewed materials provided by Franklin as to any additional benefits it receives and noted that Franklin stated that there was an indirect reputational benefit.

With respect to profitability for Mondrian, the Independent Trustees considered information provided by Mondrian regarding Mondrian’s estimated profitability from providing sub-advisory services to the Fund, which was negative, and noted that the sub-advisory fee was negotiated between LIAC and Mondrian, an unaffiliated party, and that LIAC compensates Mondrian from its fees. The Independent Trustees noted that Mondrian has the ability to obtain research with soft dollars that may or may not be used by the Fund and may be used for the benefit of other clients of Mondrian.

LVIP Global Income Fund–28

LVIP Global Income Fund

Other Fund Information (unaudited) (continued)

Approval of Sub-Advisory Agreements with Franklin and Mondrian (continued)

The Independent Trustees concluded that estimated profitability to Franklin and Mondrian was not unreasonable.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Independent Trustees determined that the terms of the investment management agreement and sub-advisory agreements for the Fund continue to be fair and reasonable, and that the continuation of each such agreement is in the best interests of the Fund and recommended the renewal of the respective agreements to the Board of Trustees.

LVIP Global Income Fund–29

Officer/Trustee Information for Lincoln VIP Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Fidelity Investments	71	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	71	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Retired; Formerly, Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	71	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	71	N/A
Gary D. Lemon, PH.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly, Advisory Trustee since November 2004	Joseph Percival Allen III University Professor, James W. Emerson Director of the Robert C. McDermond Center for Management and Entrepreneurship, Professor of Economics and Management, DePauw University	71	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C.	71	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; Formerly, President Emeritus, Indiana Health Association; Formerly, President, Indiana Hospital & Health Association	71	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC.	71	N/A
Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since June 2011	Senior Vice President and Treasurer, Lincoln National Corporation; Formerly, Senior Vice President, Head of Insurance & Retirement Solutions Financial Management	N/A	N/A

LVIP Global Income Fund–30

Officer/Trustee Information for Lincoln VIP Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Jill R. Whitelaw, Esq.[1] Radnor Financial Center, 150 N. Radnor Chestor Rd, Radnor, PA 19087 YOB: 1963	Vice President, Secretary, and Chief Legal Officer	Vice President, Secretary, and Chief Legal Officer since December 2012; Formerly, Secretary and Chief Legal Officer since June 2011	Vice President and Chief Counsel - Fund Management, The Lincoln National Life Insurance Company; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corp.; Formerly, Of Counsel - Montgomery, McCracken, Walker & Rhoades; Director - Merrill Lynch, Pierce, Fenner & Smith	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, Director of Funds Management, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A
Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Vice President since December 2012	Vice President, The Lincoln National Life Insurance Company	N/A	N/A
Blake W. Martin[1] Radnor Financial Center, 150 N. Radnor Chester Rd, Radnor, PA 19087 YOB: 1956	Vice President	Vice President since December 2012	Vice President and Head of Corporate Tax, Lincoln National Corporation; Formerly, Independent Consultant and Managing Director at Smart Business Advisory and Consulting, LLC.	N/A	N/A
John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President since June 2011 and Chief Compliance Officer since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A
David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011	Vice President, Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly, Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A

LVIP Global Income Fund–31

Officer/Trustee Information for Lincoln VIP Trust (unaudited) (continued)

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*	The Trust Complex is comprised of the 66 Series of the Lincoln Variable Insurance Products Trust and the 5 Series of the Lincoln Advisors Trust.

[1]

All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940, by reason of their being officers of Lincoln Investment Advisors Corporation.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Global Income Fund–32

LVIP UBS Large Cap Growth RPM Fund

(formerly LVIP Janus Capital Appreciation Fund)

a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2012

LVIP UBS Large Cap Growth RPM Fund

LVIP UBS Large Cap Growth RPM Fund

2012 Annual Report Commentary (unaudited)

The Fund returned 16.39% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2012, while its benchmark, the Russell 1000® Growth Index1, returned 15.26%.

Managed by:

Janus Capital subadvised the formerly LVIP Janus Capital Appreciation Fund through close of business on September 21, 2012.

The Fund’s outperformance during this period was predominantly driven by stock selection. Our stock selection within the technology and consumer staples sectors were the largest contributors to relative outperformance. Our selections in the energy and industrials sectors detracted from relative results.

Apple was a top position in the Fund and was the largest contributor to performance this year. We believe Apple has developed a strong ecosystem with multiple devices bringing consumers and businesses into the Apple family. Once introduced to the Apple brand, customers tend to increase spending on its products, and they become more loyal and profitable to the company.

eBay was also a top contributor. The company is seeing a reacceleration in its core marketplace business and continued growth in PayPal online and offline globally. We like the value proposition eBay’s e-commerce platform offers retailers and consumers, and also believe there is a growing opportunity set for the PayPal franchise. Another top contributor was Oracle. We like the company for its recurring maintenance contracts, historically dominant market share and pricing power. Its generally stable cash flows are appealing to us as well.

JC Penney was the largest detractor from performance. The company’s turnaround under new management has taken longer than expected and this has weighed on performance. We sold the position after questions about management’s ability to execute on its intended strategy.

Zynga also detracted from performance. We exited the position as the quick shift to mobile and a more challenging competitive landscape undermined the attractiveness of the investment for the long term. OGX Petroleo also fell during the year after the company reported slower than expected well flow rates than it had projected earlier this year. We sold the stock during the year to pursue companies with better risk/reward profiles.

Jonathan Coleman, CFA

Barney Wilson

Janus Capital Management LLC

UBS Global Asset Management (Americas) Inc., assumed portfolio management responsibility for the Fund after close of business on September 21, 2012 through December 31, 2012.

Last year for investors could be characterized as one where increasing risk appetite outweighed slowing expectations for near-term growth. Though fiscal austerity weighed on 2012-13 growth expectations, it was more than offset by; 1) declining tail risk from Europe 2) muted inflationary concerns which continue to enable the Fed’s stimulatory action (QE3), 3) a consistent, if not robust, gain in U.S. employment metrics and 4) the emerging recovery in U.S. housing market which is a driver of long-term term growth in the U.S.

Intra-year volatility declined markedly versus 2010 and 2011, evidence that the “risk-on/risk-off” market action that has prevailed since the 2008-09 financial crisis, is becoming less pronounced. Concurrently, expectations for global GDP and market EPS growth across the major economic regions of China, Europe, and the U.S. drifted lower through the year, restrained in part by the uncertainties related to looming fiscal austerity programs. In the hand-off from improving expectations for growth to improving risk appetite, as the driver of positive market returns in 2012, we observed turning points in some of the risk factors that investors have been grappling with for several years.

During the quarter, the portfolio outperformed the benchmark. Stock selection contributed to performance during the quarter, while sector allocation detracted slightly.

Stock selection in information technology, health care and telecom contributed to performance. Stock selection within consumer discretionary and energy detracted from performance during the quarter.

From a sector standpoint, an overweight to information technology and an underweight to financials detracted from performance. An overweight to consumer discretionary and an underweight to consumer staples contributed to performance during the quarter.

Outperforming positions during the quarter included: Visa (V) outperformed after posting quarterly earnings above expectations at the end of October and provided guidance for 2013 earnings growth in the high teens. Continued positive data points in the month of November for U.S. housing starts, and home price appreciation, has fueled investor optimism regarding improving consumer confidence and accelerated spending. Facebook (FB) outperformed following a solid quarterly earnings report and investor optimism that monetization of mobile is gaining speed.

Microsoft Corporation (MSFT) is a provider of consumer and enterprise software. Shares of MSFT traded down in the quarter as the company announced major management changes including Windows president Steven Sinofsky leaving. Investors have become increasingly wary of further PC unit declines and mediocre feedback from the launch of Windows 8. Cummins (CMI) is a well-managed engine solutions provider that has successfully gained share through its technology leadership in emissions technology. The stock outperformed as investors became

LVIP UBS Large Cap Growth RPM Fund–1

LVIP UBS Large Cap Growth RPM Fund

2012 Annual Report Commentary (unaudited) (continued)

more hopeful of an industrial recovery in emerging markets, where Cummins has a strong presence, while valuation continued to look attractive. MSFT was no longer held at the end of the period.

Salesforce.com (CRM) appreciated on strong November quarterly results. The company’s performance exceeded consensus expectations of a billings slowdown as CRM saw increasing acceptance of its sales automation, marketing, and service cloud products.

Underperforming positions during the quarter included: Dollar General (DG) is a discount retailer of a variety of merchandise. The stock may have underperformed in the fourth quarter due to concerns in regards to the fiscal cliff and its impact to low end consumers. Baidu (BIDU) declined on worries over Chinese macro economics lowdown and increased competition from browser/security company Qihoo 360. Shares further declined as US regulators took action against the Chinese arms of global accountancies. BIDU was no longer held at the end of the period.

Concho Resources Inc. (CXO) has underperformed recently as their realized oil price, WTI Midland, has decoupled from the benchmark price, WTI Cushing. As oil production has ramped up in the Permian Basin, CXO’s key market, supply has temporarily exceeded pipeline infrastructure takeaway capacity. Teradata (TDC) is a global provider of enterprise data warehousing solutions. The majority of the underperformance in the quarter was driven by weaker 3Q12 earnings and revenue report and guidance that was directed to the lower-end of the previous range for 12-14% year-to-year growth.

FMC Technologies, Inc. (FTI) reported a weaker-than-expected 3Q12. While the company’s subsea business performed well and inline with our expectations, their small North American land business posted a poor quarter, creating a drag on the stock in 4Q12.

We recognize that as valuations have risen over the past year and growth expectations have moderated, in part because of the uncertainty owing to fiscal austerity, the risk reward for equities is more balanced than it was one year ago. Lower systemic risks from Europe enabled investors to boost their risk appetite. Going forward, we recognize uncertainties relating fiscal austerity will need to be resolved before business confidence, investment, and hiring can ramp up.

We remain disciplined on identifying dominant global growth companies that are selling well below the valuation we believe reflects the present value of the free cash flow they will generate over our forecast period. In 2013, we intend to continue executing on our process which remains a simple, repeatable process for security selection. While macroeconomic outcomes do not drive our investment process, we recognize they can create volatility which provides opportunities to build positions in names we believe the market has misunderstood. At present, the most attractive opportunities in the Elite growth area are found in the technology, consumer discretionary and healthcare sectors. The valuations of dominant share-takers appear particularly attractive. It is more important than ever to have a number of core, stable growth holdings to provide balance within the portfolio; which is where our strategy’s Classic growth allocation is pivotal. These businesses tend to be more mature, often with lower growth rates, relative to Elite growth companies. As a result, their valuations are typically lower and they serve as a defensive buffer during times when risk premiums rise. This dynamic process of managing risk across three sources of growth leads to a diversified portfolio that has helped smooth out volatility while delivering performance over time.

Paul A. Graham

Saverio (Sam) Console

Peter J. Bye

UBS Global Asset Management (Americas), Inc.

Managed by:

Effective, September 28, 2012, Lincoln Investment Advisors Corporation implemented an actively managed risk overlay (“volatility management strategy”) that seeks to stabilize the risk within the Fund.

2012 ended on a positive note for global equity investors, with the White House and Congress reaching a last minute deal to temporarily avoid the so-called fiscal cliff of spending cuts and tax increases. This headline grabbing event wrapped up a year that proved quite lucrative for equity investors across global capital markets. The S&P 500 Index2 finished the year up 16%, notching the best calendar year performance for large-cap U.S. equities since 2009. These strong returns were realized during a period of slowly recovering employment, a long awaited improvement in the housing market and a period of continued near-record low interest rates that make equity investments more attractive to many investors. Despite the strong returns in equity markets, 2012 was not without its challenges. A sharp selloff during the spring and a second dip immediately following the November Presidential election tested investors’ resolve. Both of these sell-offs proved to be temporary as U.S. equities continued their march higher through the end of the year, rewarding investors for staying the course.

Investors in overseas stocks were also awarded for their patience in 2012, as it was a tale of two different markets. In the early part of the year, investors had to withstand a torrent of news from the troubled Eurozone, including divisive elections in Greece, significant austerity measures and a banking crisis in Spain. This, along with slowing growth in many large emerging economies and renewed tensions in the Middle East led many to be skeptical about prospects for international equities. Against this backdrop, stocks fell sharply in the second quarter. However, in mid-summer investors welcomed a long awaited commitment from the ECB to stand behind the troubled Eurozone through any means necessary. This triggered a rally in international stocks during the third and fourth quarters that led to a 2012 total return topping 17% for the MSCI EAFE Index (net dividends)3.

Bond investors realized another year of positive returns during 2012, with the Barclays Capital U.S. Aggregate Index4 advancing 4.2%. The environment for bond investors remained strong throughout the year, as continued low interest rates led to a wave of bond issuance across the fixed income sectors as borrowers looked to lock in the near-record low financing costs. Throughout the year central banks around the world

LVIP UBS Large Cap Growth RPM Fund–2

LVIP UBS Large Cap Growth RPM Fund

2012 Annual Report Commentary (unaudited) (continued)

reiterated their commitment to further stimulating stagnant developed market economies with previously unprecedented measures. This action was highlighted by the U.S. Federal Reserve, which during the year launched its third round of quantitative easing since the Financial Crisis along with a commitment to purchase an additional $40 billion a month in mortgage backed securities. This action is aimed at holding down interest rates to help stimulate economic growth in the still recovering U.S. economy. While headline yields were down only slightly during the year, with the 10-year U.S. Treasury yield ending the year yielding 1.76%, down just under 0.20% from the start of the year, investors experienced some significant interest rate volatility. The 10-year Treasury yield experienced a swing of nearly 1.00% during the year, peaking at 2.38% in March, and bottoming at 1.39% just four months later in July.

The volatility management strategy was successful in reducing the overall risk of the Fund during the fourth quarter. The volatility management strategy slightly detracted from results during the fourth quarter, which saw negative equity market results during October followed by positive results in November and December. Given the heightened level of U.S. large cap equity market volatility, the Fund continued to hold a significant level of protection at year-end.

David A. Weiss, CFA

Kevin J. Adamson, CPA

Lincoln Investment Advisors Corporation

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advicec

Growth of $10,000 invested 12/31/02 through 12/31/12

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP UBS Large Cap Growth RPM Fund Standard Class shares on 12/31/02. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2012, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $19,229. For comparison, look at how the Russell 1000® Growth Index did over the same period. The same $10,000 investment would have increased to $20,675. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

Average annual total returns on investment	Ended 12/31/12

Standard Class Shares
One Year	+16.39%
Five Years	+0.04%
Ten Years	+6.76%

Service Class Shares
One Year	+16.10%
Five Years	–0.21%
Inception (5/15/03)	+5.65%

1.	The Russell 1000® Growth Index measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.

2.	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

3.	The MSCI EAFE Index (net dividends) is a free-float adjusted market capitalization index that is designed to measure equity market performance of developed markets (Europe, Australasia and the Far East), excluding the U.S.and Canada.

4.	The Barclays Capital U.S. Aggregate Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million per amount outstanding.

Commencing close of business September 21, 2012, UBS Global Asset Management (Americas) Inc. replaced Janus Capital Management LLC as the Fund’s sub-advisor.

LVIP UBS Large Cap Growth RPM Fund–3

LVIP UBS Large Cap Growth RPM Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2012 to December 31, 2012

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2012 to December 31, 2012.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Annualized Expense Ratio	Expenses Paid During Period 7/1/12 to 12/31/12*
Actual
Standard Class Shares	$1,000.00	$1,061.70	0.75%	$3.89
Service Class Shares	1,000.00	1,060.30	1.00%	5.18
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.37	0.75%	$3.81
Service Class Shares	1,000.00	1,020.11	1.00%	5.08

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP UBS Large Cap Growth RPM Fund–4

LVIP UBS Large Cap Growth RPM Fund

Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)

As of December 31, 2012

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets
Common Stock	90.56%
Aerospace & Defense	3.41%
Beverages	1.15%
Biotechnology	2.60%
Chemicals	1.44%
Communications Equipment	3.12%
Computers & Peripherals	7.11%
Energy Equipment & Services	3.34%
Food & Staples Retailing	0.93%
Health Care Equipment & Supplies	2.31%
Health Care Providers & Services	4.65%
Hotels, Restaurants & Leisure	2.39%
Industrial Conglomerates	1.98%
Internet & Catalog Retail	5.53%
Internet Software & Services	8.87%
IT Services	8.73%
Life Sciences Tools & Services	1.77%
Machinery	1.37%
Media	3.28%
Multiline Retail	2.45%
Oil, Gas & Consumable Fuels	2.40%
Personal Products	2.33%
Pharmaceuticals	3.14%
Professional Services	0.96%
Road & Rail	1.81%
Software	5.47%
Textiles, Apparel & Luxury Goods	6.72%
Wireless Telecommunication Services	1.30%
Exchange-Traded Fund	0.22%
Money Market Mutual Fund	8.75%
Total Value of Securities	99.53%
Receivables and Other Assets Net of Liabilities	0.47%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Apple	5.05%
Visa Class A	4.45%
Google Class A	3.39%
Amazon.com	3.16%
Allergan	3.14%
QUALCOMM	3.12%
Dollar General	2.45%
UnitedHealth Group	2.40%
Las Vegas Sands	2.39%
priceline.com	2.37%
Total	31.92%

LVIP UBS Large Cap Growth RPM Fund–5

LVIP UBS Large Cap Growth RPM Fund

Statement of Net Assets

December 31, 2012

	Number of Shares	Value (U.S. $)

COMMON STOCK–90.56%
Aerospace & Defense–3.41%
Precision Castparts	19,800	$3,750,516
United Technologies	96,300	7,897,563

		11,648,079

Beverages–1.15%
†Monster Beverage	74,400	3,934,272

		3,934,272

Biotechnology–2.60%
†Biogen Idec	14,700	2,156,049
†Gilead Sciences	91,500	6,720,675

		8,876,724

Chemicals–1.44%
Sherwin-Williams	31,900	4,906,858

		4,906,858

Communications Equipment–3.12%
QUALCOMM	171,600	10,642,632

		10,642,632

Computers & Peripherals–7.11%
Apple	32,300	17,216,869
†NetApp.	210,000	7,045,500

		24,262,369

Energy Equipment & Services–3.34%
†FMC Technologies	143,000	6,124,690
Schlumberger	76,200	5,279,898

		11,404,588

Food & Staples Retailing–0.93%
CVS Caremark	65,300	3,157,255

		3,157,255

Health Care Equipment & Supplies–2.31%
Cooper	50,100	4,633,248
†Intuitive Surgical	6,600	3,236,442

		7,869,690

Health Care Providers & Services–4.65%
Cardinal Health	186,000	7,659,480
UnitedHealth Group	151,200	8,201,088

		15,860,568

Hotels, Restaurants & Leisure–2.39%
Las Vegas Sands	176,600	8,151,856

		8,151,856

Industrial Conglomerates–1.98%
Danaher	121,100	6,769,490

		6,769,490

Internet & Catalog Retail–5.53%
†Amazon.com	43,000	10,799,020

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Internet & Catalog Retail (continued)
†priceline.com	13,000	$8,075,600

		18,874,620

Internet Software & Services–8.87%
†eBay	123,400	6,295,868
†Facebook Class A	283,600	7,552,268
†Google Class A	16,300	11,562,731
MercadoLibre	38,500	3,024,945
†VeriSign	47,400	1,840,068

		30,275,880

IT Services–8.73%
MasterCard Class A	16,100	7,909,608
†Teradata	107,900	6,677,931
Visa Class A	100,300	15,203,474

		29,791,013

Life Sciences Tools & Services–1.77%
Agilent Technologies	147,700	6,046,838

		6,046,838

Machinery–1.37%
Cummins	43,000	4,659,050

		4,659,050

Media–3.28%
Comcast Class A	53,100	1,984,878
†DIRECTV	127,200	6,380,352
Time Warner Cable	29,100	2,828,229

		11,193,459

Multiline Retail–2.45%
†Dollar General	189,300	8,346,237

		8,346,237

Oil, Gas & Consumable Fuels–2.40%
Cabot Oil & Gas	66,600	3,312,684
†Concho Resources	60,600	4,881,936

		8,194,620

Personal Products–2.33%
Estee Lauder Class A	133,100	7,967,366

		7,967,366

Pharmaceuticals–3.14%
Allergan	116,800	10,714,064

		10,714,064

Professional Services–0.96%
†IHS Class A	34,000	3,264,000

		3,264,000

Road & Rail–1.81%
Union Pacific	49,100	6,172,852

		6,172,852

LVIP UBS Large Cap Growth RPM Fund–6

LVIP UBS Large Cap Growth RPM Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Software–5.47%
†Informatica	107,200	$3,250,304
Oracle	50,200	1,672,664
†salesforce.com	38,100	6,404,610
†ServiceNow	26,000	780,780
†VMware Class A	69,700	6,561,558

		18,669,916

Textiles, Apparel & Luxury Goods–6.72%
†lululemon athletica	58,700	4,474,701
†Michael Kors Holdings	92,800	4,735,584
NIKE Class B	131,200	6,769,920
Ralph Lauren	46,400	6,956,288

		22,936,493

Wireless Telecommunication Services–1.30%
†Crown Castle International	61,600	4,445,056

		4,445,056

Total Common Stock (Cost $285,203,367)		309,035,845

	Number of Shares	Value (U.S. $)

EXCHANGE-TRADED FUND–0.22%
iShares Russell 1000 Growth Index Fund	11,500	$753,136

Total Exchange-Traded Fund (Cost $755,435)		753,136

MONEY MARKET MUTUAL FUND–8.75%
Dreyfus Treasury & Agency Cash Management Fund	29,851,382	29,851,382

Total Money Market Mutual Fund (Cost $29,851,382)		29,851,382

TOTAL VALUE OF SECURITIES–99.53% (Cost $315,810,184)	339,640,363
* RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.47%	1,590,987

NET ASSETS APPLICABLE TO 14,516,464 SHARES OUTSTANDING–100.00%	$341,231,350

NET ASSET VALUE–LVIP UBS LARGE CAP GROWTH RPM FUND STANDARD CLASS ($277,090,821 / 11,765,795 Shares)	$23.551

NET ASSET VALUE–LVIP UBS LARGE CAP GROWTH RPM FUND SERVICE CLASS ($64,140,529 / 2,750,669 Shares)	$23.318

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2012:
Shares of beneficial interest (unlimited authorization–no par)	$339,295,117
Undistributed net investment income	841,484
Accumulated net realized loss	(23,087,970)
Net unrealized appreciation of investments and derivatives.	24,182,719

Total net assets	$341,231,350

†	Non-income producing for the period.

*	Includes $4,686,500 cash collateral for futures contracts, $130,810 payable for securities purchased and $1,025,923 payable for fund shares redeemed as of December 31, 2012.

LVIP UBS Large Cap Growth RPM Fund–7

LVIP UBS Large Cap Growth RPM Fund

Statement of Net Assets (continued)

The following futures contracts were outstanding at December 31, 2012:1

Futures Contracts

Contract to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
(1,339) E-MINI S&P 500 INDEX	$(95,413,500)	$(95,075,695)	3/16/13	$337,805

The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional value presented above represents the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1]	See Note 7 in “Notes to Financial Statements.”

See accompanying notes, which are an integral part of the financial statements.

LVIP UBS Large Cap Growth RPM Fund–8

LVIP UBS Large Cap Growth RPM Fund

Statement of Operations

Year Ended December 31, 2012

LVIP UBS Large Cap Growth RPM Fund

Statement of Changes in Net Assets

INVESTMENT INCOME:
Dividends	$4,493,959
Interest	6,784
Foreign tax withheld	(79,525)

4,421,218

EXPENSES:
Management fees	2,611,329
Accounting and administration expenses	167,021
Distribution fees-Service Class	144,043
Reports and statements to shareholders	74,183
Professional fees	36,467
Custodian fees	19,523
Trustees’ fees	8,637
Pricing fees	1,479
Other	25,009

3,087,691
Less expenses waived/reimbursed	(322,294)

Total operating expenses	2,765,397

NET INVESTMENT INCOME	1,655,821

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	66,834,885
Foreign currencies	(6,843)
Foreign currency exchange contracts	(339,366)
Futures contracts	378,528

Net realized gain	66,867,204

Net change in unrealized appreciation (depreciation) of:
Investments	(16,368,592)
Foreign currencies	2,099
Foreign currency exchange contracts	(468,156)
Futures contracts	337,805

Net change in unrealized appreciation (depreciation)	(16,496,844)

NET REALIZED AND UNREALIZED GAIN	50,370,360

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$52,026,181

See accompanying notes, which are an integral part of the financial statements.

	Year Ended
	12/31/12	12/31/11
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$1,655,821	$2,041,940
Net realized gain	66,867,204	30,242,835
Net change in unrealized appreciation (depreciation)	(16,496,844)	(51,625,833)

Net increase (decrease) in net assets resulting from operations	52,026,181	(19,341,058)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	—	(644,093)

	—	(644,093)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	4,340,676	5,575,571
Service Class	21,501,706	13,510,218
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	—	644,093

	25,842,382	19,729,882

Cost of shares repurchased:
Standard Class	(45,424,060)	(41,716,976)
Service Class	(17,239,861)	(26,118,619)

	(62,663,921)	(67,835,595)

Decrease in net assets derived from capital share transactions	(36,821,539)	(48,105,713)

NET INCREASE (DECREASE) IN NET ASSETS	15,204,642	(68,090,864)
NET ASSETS:
Beginning of year	326,026,708	394,117,572

End of year	$341,231,350	$326,026,708

Undistributed net investment income	$841,484	$1,283,782

See accompanying notes, which are an integral part of the financial statements.

LVIP UBS Large Cap Growth RPM Fund–9

LVIP UBS Large Cap Growth RPM Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP UBS Large Cap Growth RPM Fund Standard
	12/31/12[1]	12/31/11	Year Ended 12/31/10	12/31/09	12/31/08
Net asset value, beginning of period	$20.234	$21.503	$19.449	$14.150	$24.169

Income (loss) from investment operations:
Net investment income[2]	0.118	0.128	0.118	0.087	0.121
Net realized and unrealized gain (loss)	3.199	(1.350)	2.086	5.351	(10.000)

Total from investment operations	3.317	(1.222)	2.204	5.438	(9.879)

Less dividends and distributions from:
Net investment income	—	(0.047)	(0.150)	(0.139)	(0.140)

Total dividends and distributions	—	(0.047)	(0.150)	(0.139)	(0.140)

Net asset value, end of period	$23.551	$20.234	$21.503	$19.449	$14.150

Total return[3]	16.39%	(5.69% )	11.35%	38.53%	(40.82% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$277,091	$274,479	$327,270	$327,324	$264,563
Ratio of expenses to average net assets	0.75%	0.76%	0.76%	0.75%	0.71%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	0.84%	0.84%	0.84%	0.85%	0.85%
Ratio of net investment income to average net assets	0.52%	0.60%	0.60%	0.55%	0.61%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	0.43%	0.52%	0.52%	0.45%	0.47%
Portfolio turnover	122%	89%	46%	52%	68%

[1]	Commencing close of business on September 21, 2012, UBS Global Asset Management (Americas) Inc. replaced Janus Capital Management LLC, as the Fund’s sub-advisor.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP UBS Large Cap Growth RPM Fund–10

LVIP UBS Large Cap Growth RPM Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP UBS Large Cap Growth RPM Fund Service Class
	12/31/12[1]	12/31/11	Year Ended 12/31/10	12/31/09	12/31/08
Net asset value, beginning of period	$20.084	$21.348	$19.313	$14.087	$24.036

Income (loss) from investment operations:
Net investment income[2]	0.060	0.075	0.069	0.047	0.072
Net realized and unrealized gain (loss)	3.174	(1.339)	2.067	5.319	(9.931)

Total from investment operations	3.234	(1.264)	2.136	5.366	(9.859)

Less dividends and distributions from:
Net investment income	—	—	(0.101)	(0.140)	(0.090)

Total dividends and distributions	—	—	(0.101)	(0.140)	(0.090)

Net asset value, end of period	$23.318	$20.084	$21.348	$19.313	$14.087

Total return[3]	16.10%	(5.92% )	11.08%	38.17%	(40.97% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$64,140	$51,548	$66,848	$57,564	$26,462
Ratio of expenses to average net assets	1.00%	1.01%	1.01%	1.00%	0.96%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.09%	1.09%	1.09%	1.10%	1.10%
Ratio of net investment income to average net assets	0.27%	0.35%	0.35%	0.30%	0.36%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	0.18%	0.27%	0.27%	0.20%	0.22%
Portfolio turnover	122%	89%	46%	52%	68%

[1]	Commencing close of business on September 21, 2012, UBS Global Asset Management (Americas) Inc. replaced Janus Capital Management LLC, as the Fund’s sub-advisor.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP UBS Large Cap Growth RPM Fund–11

LVIP UBS Large Cap Growth RPM Fund

Notes to Financial Statements

December 31, 2012

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 66 series (Series). These financial statements and the related notes pertain to the LVIP UBS Large Cap Growth RPM Fund (formerly LVIP Janus Capital Appreciation Fund) (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek long-term growth of capital in a manner consistent with the preservation of capital.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sales price on the valuation date. Short-term debt securities having less than 60 days to maturity are valued using the evaluated mean. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts are valued at the daily quoted settlement prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2009–December 31, 2012), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased

LVIP UBS Large Cap Growth RPM Fund–12

LVIP UBS Large Cap Growth RPM Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is record on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $25,231 for the year ended December 31, 2012. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2012.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (LIAC) is a registered investment advisor and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.75% of the first $500 million of the Fund’s average daily net assets and 0.70% of the Fund’s average daily net assets in excess of $500 million. LIAC has contractually agreed to waive a portion of its advisory fee. Effective October 1, 2012, the waiver amount is 0.15% on the first $100 million of average daily net assets and 0.10% of the Fund’s average daily net assets in excess of $100 million. Prior to October 1, 2012, the waiver amount was 0.15% on the first $100 million of average daily net assets; and 0.10% on the next $150 million of average daily net assets of the Fund. This agreement will continue at least through April 30, 2013, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

Effective after the close of business on September 21, 2012, UBS Global Asset Management (Americas) Inc (UBS), replaced Janus Capital Management LLC as the Fund’s Sub-Advisor (Sub-Advisor), and is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Advisor a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund paid Lincoln Life a fee at an annual rate of 0.008% of the average daily net assets of the Fund and reimbursed Lincoln Life for the cost of internal legal services. For the year ended December 31, 2012, fees for these administrative and legal services amounted to $27,854 and $3,477, respectively. Beginning January 1, 2013, the Trust will reimburse Lincoln Life for the cost of administrative and internal legal services.

Lincoln Life also performs daily trading operations. For the year ended December 31, 2012, the Fund reimbursed Lincoln Life $16,787 for the cost of these services.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2012, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$182,728
Distribution fees payable to LFD	12,919

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The Fund pays the compensation of unaffiliated trustees.

3. Investments

For the year ended December 31, 2012, the Fund made purchases of $396,403,762 and sales of $442,827,961 of investment securities other than short-term investments.

LVIP UBS Large Cap Growth RPM Fund–13

LVIP UBS Large Cap Growth RPM Fund

Notes to Financial Statements (continued)

3. Investments (continued)

At December 31, 2012, the cost of investments for federal income tax purposes was $316,172,454. At December 31, 2012, net unrealized appreciation was $23,467,909, of which $31,470,329 related to unrealized appreciation of investments and $8,002,420 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2012:

Level 1
Common Stock	$309,035,845
Exchange-Traded Fund	753,136
Money Market Mutual Fund	29,851,382

Total	$339,640,363

Futures Contracts	$337,805

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2012, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the year .In accordance with the fair value procedures described in Note 1, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. There were no dividends and distributions paid during the year ended December 31, 2012. The tax character of dividends and distributions paid during the year ended December 31, 2011 was as follows:

Year Ended 12/31/11
Ordinary income	$644,093

In addition, the Fund declared ordinary income consent dividend of $1,751,910 for the year ended December 31, 2011. Such amounts have been deemed paid and contributed to paid-in capital.

LVIP UBS Large Cap Growth RPM Fund–14

LVIP UBS Large Cap Growth RPM Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis

As of December 31, 2012, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$339,295,117
Undistributed ordinary income	841,484
Accumulated capital and other losses	(22,387,895)
Unrealized appreciation	23,482,644

Net assets	$341,231,350

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and mark-to-market of futures contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions and consent dividends. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2012, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$(2,098,119)	$346,209	$1,751,910

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $62,084,765 was utilized in 2012. Capital loss carryforwards remaining at December 31, 2012, if not utilized in future years, will expire as follows: $21,546,610 expires in 2017.

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. The provisions of the Act were effective for the Fund’s calendar year ended December 31, 2011. The Act provides for the unlimited carryover of future capital losses; however, there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized, due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss, whereas before the Act, capital losses carried forward were treated as short-term.

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/12	12/31/11
Shares sold:
Standard Class	194,862	264,208
Service Class	946,921	641,186
Shares issued upon reinvestment of dividends and distributions:
Standard Class	—	31,239
Service Class	—	—

	1,141,783	936,633

Shares repurchased:
Standard Class	(1,994,587)	(1,949,937)
Service Class	(762,840)	(1,205,931)

	(2,757,427)	(3,155,868)

Net decrease	(1,615,644)	(2,219,235)

7. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or

LVIP UBS Large Cap Growth RPM Fund–15

LVIP UBS Large Cap Growth RPM Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. No foreign currency exchange contracts were outstanding at December 31, 2012.

Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective. The Fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity and minimizing costs. In addition, the Fund may invest in futures as part of its risk management overlay strategy to seek to manage portfolio volatility. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Fair values of derivative instruments as of December 31, 2012 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Equity contracts
(Futures contracts)	Receivables and other assets net of liabilities	$337,805	Receivables and other assets net of liabilities	$—

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2012 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Forward currency exchange contracts (Foreign currency exchange contracts)	Net realized loss on foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$(339,366)	$(468,156)
Equity contracts (Futures contracts)	Net realized gain on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	378,528	337,805

Total		$39,162	$(130,351)

Derivatives Generally–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2012. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2012.

	Asset Derivative Volume	Liability Derivative Volume
Foreign currency exchange contracts (average cost)	$33,131	$16,709,138
Futures contracts (average notional value)	—	12,824,744

8. Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

LVIP UBS Large Cap Growth RPM Fund–16

LVIP UBS Large Cap Growth RPM Fund

Notes to Financial Statements (continued)

8. Market Risk (continued)

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Subsequent Events

Management has determined that no additional material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP UBS Large Cap Growth RPM Fund–17

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP UBS Large Cap Growth RPM Fund

We have audited the accompanying statement of net assets of the LVIP UBS Large Cap Growth RPM Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012 by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP UBS Large Cap Growth RPM Fund of the Lincoln Variable Insurance Products Trust at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 18, 2013

Philadelphia, Pennsylvania

LVIP UBS Large Cap Growth RPM Fund–18

LVIP UBS Large Cap Growth RPM Fund

Other Fund Information (unaudited)

Approval of Investment Management Agreement

On August 29 and September 10, 2012, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “LVIP Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the LVIP Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal or approval of the sub-advisory agreement with various sub-advisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the LVIP Trust (each a “Fund”).

The trustees who are not “interested persons” of the LVIP Trust (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and the sub-advisers prior to the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also received information about the Funds throughout the year in connection with the regular quarterly Board meetings from LIAC and, as applicable, the various portfolio management teams providing services to the Funds.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, LVIP Trust officers and Lincoln Life and LIAC employees to consider the renewal of the Advisory Agreements. In considering the renewal or approval of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered, among others, the factors listed below and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed or approved and accordingly, recommended to the Board of Trustees the renewal or approval of the Advisory Agreements.

Approval of Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Independent Trustees considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel, resources, compliance and LIAC’s criteria for review of the sub-adviser’s performance. The Independent Trustees reviewed the services provided by LIAC in serving as investment adviser, the personnel providing the investment management services and compliance staff, regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-adviser. The Independent Trustees noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Independent Trustees also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. Based on this information, the Independent Trustees concluded that the services provided by LIAC were satisfactory.

The Independent Trustees reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2012, for the Fund compared to the average performance of a performance universe of funds in a Lipper category underlying variable insurance products (“performance group”) and a benchmark index.

The Independent Trustees reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee, sub-advisory fee and expense ratio to those of a Lipper expense peer group for the Fund. The Independent Trustees considered that management fees as reported by Lipper include separate administrative and accounting fees for the Fund as well as the funds in the expense group, to the extent the expense group funds pay separate administrative and accounting fees. The expense peer group consists of the Fund and other funds in a Lipper category underlying variable insurance products, as classified by Lipper (“expense group”).

The Independent Trustees considered that LIAC does not manage the day-to-day portfolio of the Fund, but had delegated those duties to an unaffiliated sub-adviser. The Independent Trustees concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.

The Independent Trustees considered that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2013. The Independent Trustees noted that the investment management fees for the Fund, giving effect to the advisory fee waiver, were within range of the average investment management fee of the Lipper expense group. In conjunction with the implementation of the Risk Portfolio Management (“RPM”) strategy described below, the Independent Trustees noted that the sub-adviser would be paid a lower sub-advisory fee than the prior sub-adviser and only on the assets managed by the sub-adviser, increasing the fee retained by LIAC. The Independent Trustees also considered that LIAC proposed to expand the advisory fee waiver of .10% on assets from $100 to $250 million to all assets over $100 million. On the basis of the information provided, the Independent Trustees concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable in light of the nature, quality and extent of services provided by LIAC.

LVIP UBS Large Cap Growth RPM Fund–19

LVIP UBS Large Cap Growth RPM Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement with LIAC (continued)

With respect to the Fund’s performance, the Independent Trustees considered that a new sub-adviser would assume portfolio management responsibilities for the Fund in September 2012. The Independent Trustees also considered that a RPM strategy would be implemented for the Fund at the same time by which LIAC would, with respect to 0.20% of the Fund’s assets, actively manage the Fund’s exposure to equity market risk primarily through investment in exchange-traded futures contracts and that the sub-adviser would manage the remaining 80-100% of the Fund’s assets according to the investment mandate.

The Independent Trustees considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Independent Trustees considered that the Fund had a breakpoint in the investment management fee schedule and that LIAC had implemented an advisory fee waiver for the Fund and concluded that economies of scale were appropriately shared with investors.

The Independent Trustees also reviewed the profitability analysis to LIAC and its affiliates with respect to the Fund individually and the Funds group overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Independent Trustees reviewed materials provided by LIAC and Lincoln as to any such benefits. Lincoln Insurance Companies receive and retain 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Independent Trustees also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from Lincoln Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates may benefit from economies of scale with the Fund when it bargains together with the Fund for certain services. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums will be allocated to the Fund as received.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Independent Trustees determined that the terms of the investment management agreement continues to be fair and reasonable, and that the continuation of the agreement is in the best interests of the Fund and recommended the renewal of the investment management agreement to the Board of Trustees.

LVIP UBS Large Cap Growth RPM Fund–20

Officer/Trustee Information for Lincoln VIP Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Fidelity Investments	71	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	71	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Retired; Formerly, Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	71	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	71	N/A
Gary D. Lemon, PH.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly, Advisory Trustee since November 2004	Joseph Percival Allen III University Professor, James W. Emerson Director of the Robert C. McDermond Center for Management and Entrepreneurship, Professor of Economics and Management, DePauw University	71	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C.	71	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; Formerly, President Emeritus, Indiana Health Association; Formerly, President, Indiana Hospital & Health Association	71	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC.	71	N/A
Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since June 2011	Senior Vice President and Treasurer, Lincoln National Corporation; Formerly, Senior Vice President, Head of Insurance & Retirement Solutions Financial Management	N/A	N/A

LVIP UBS Large Cap Growth RPM Fund–21

Officer/Trustee Information for Lincoln VIP Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Jill R. Whitelaw, Esq.[1] Radnor Financial Center, 150 N. Radnor Chestor Rd, Radnor, PA 19087 YOB: 1963	Vice President, Secretary, and Chief Legal Officer	Vice President, Secretary, and Chief Legal Officer since December 2012; Formerly, Secretary and Chief Legal Officer since June 2011	Vice President and Chief Counsel - Fund Management, The Lincoln National Life Insurance Company; Vice President, Secretary, and Legal Officer, Lincoln Investment Advisors Corp.; Formerly, Of Counsel - Montgomery, McCracken, Walker & Rhoades; Director - Merrill Lynch, Pierce, Fenner & Smith	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, Director of Funds Management, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A
Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Vice President since December 2012	Vice President, The Lincoln National Life Insurance Company	N/A	N/A
Blake W. Martin[1] Radnor Financial Center, 150 N. Radnor Chester Rd, Radnor, PA 19087 YOB: 1956	Vice President	Vice President since December 2012	Vice President and Head of Corporate Tax, Lincoln National Corporation; Formerly, Independent Consultant and Managing Director at Smart Business Advisory and Consulting, LLC.	N/A	N/A
John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President since June 2011 and Chief Compliance Officer since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A
David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011	Vice President, Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly, Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A

LVIP UBS Large Cap Growth RPM Fund–22

Officer/Trustee Information for Lincoln VIP Trust (unaudited) (continued)

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*	The Trust Complex is comprised of the 66 Series of the Lincoln Variable Insurance Products Trust and the 5 Series of the Lincoln Advisors Trust.

[1]

All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940, by reason of their being officers of Lincoln Investment Advisors Corporation.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP UBS Large Cap Growth RPM Fund–23

LVIP JPMorgan High Yield Fund (formerly J.P. Morgan High Yield Fund)

LVIP JPMorgan High Yield Fund

(formerly J.P. Morgan High Yield Fund)

a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2012

LVIP JPMorgan High Yield Fund

LVIP JPMorgan High Yield Fund

2012 Annual Report Commentary (unaudited)

Managed by:

The Fund returned 14.93% (Standard Class shares with distributions reinvested) for the year ended December 31, 2012, while its benchmark, the Barclays Capital U.S. High Yield 2% Issuer Cap TR Index®* returned 15.78%.

From the first to third quarters of 2012, investor sentiment was focused on the European sovereign debt crisis, which caused safe-haven assets to outperform in the second quarter, but then rewarded risk in the third quarter as global central banks (the European Central Bank, Federal Reserve and Bank of Japan) showed their commitment to remain accommodative by announcing additional quantitative easing programs. Moving into the fourth quarter, companies had generally remained cautious, holding off on spending until after the U.S. fiscal cliff talks. This in turn affected investor sentiment and was a main driver of performance in below-investment-grade credit. Though the fourth quarter was volatile, high yield ended each month positive with a strong rally in December on the back of perceived benefits from a fiscal compromise, which led up to the January 1 eagerly anticipated resolution of the tax cliff. However, a big spending cliff remains to be dealt with over the coming months.

High yield’s volume in 2012 climbed to $368.1 billion, compared to $245.6 billion in 2011, and easily eclipsed 2010’s previous annual record of $302 billion. For loans, 2012 activity rose to $300 billion, surpassing last year’s annual volume of $229 billion, and trailing only 2007’s $388.3 billion and 2006’s $324.6 billion for the highest annual volume on record. The combined high-yield bond and loan issuance of $668 billion in 2012 was also an annual record.

The Fund outperformed the index in the finance, capital goods, energy, and consumer non-cyclical sectors. Alternatively, the Fund trailed the index in the technology, basic materials, and transportation sectors.

Returns in high yield during 2012 benefited from stable credit fundamentals, ample liquidity and a robust new-issue market. Thanks to coordinated actions by global central banks, the significant tail risks prevalent in 2012 seem to have abated. We expect alpha to be driven more by managing idiosyncratic risk and avoiding deteriorating credits and less by large macro themes in 2013. We believe that spreads in high-yield bonds should move marginally tighter as Treasury yields move higher and default rates should remain benign. Absent a global economic recession, high-yield investors should be able to look forward to coupon-like returns and the potential for spreads to move slightly tighter than historical averages, driven by good credit fundamentals and the ability to absorb a marginal increase in Treasury rates.

Our investment strategy is based upon a credit barbell process that takes specifically targeted credit risk when our analysis indicates a favorable risk/reward opportunity, while maintaining a core of relatively stable credits. Our bias continues to be to increase allocation, marginally with incremental dollars, to more defensive names, particularly those that we believe are on their way to investment grade. We remain cautious about more cyclical areas of the market as spreads tighten and intra-market spreads are reduced. We like the single-B area of the market as exhibiting the most favorable combination of credit risk, yield and rate sensitivity. Anticipated compression in high-yield spreads should provide support for the lower-quality part of the market and we would look to take advantage, based on credit fundamentals. Our contrarian value-oriented fundamental research should enable us to identify dislocations in CCC-rated and distressed debt when we view fundamental strength is underpriced.

William J. Morgan,

James P. Shanahan

James E. Gibson

J.P. Morgan Investment Management, Inc.

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP JPMorgan High Yield Fund–1

LVIP JPMorgan High Yield Fund

2012 Annual Report Commentary (unaudited) (continued)

Growth of $10,000 invested 5/3/10 through 12/31/12

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP JPMorgan High Yield Fund on 5/3/10 (commencement of operations). As the chart shows, by December 31, 2012, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $12,620 for the Standard Class shares and $12,538 for the Service Class shares. For comparison, look at how the Barclays Capital U.S. High Yield 2% Issuer Cap TR Index did over the same period. The same $10,000 investment would have increased to $13,053. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

Average annual total returns on investment	Ended 12/31/12

Standard Class Shares
One Year	+14.93%
Inception (5/3/10)	+9.09%

Service Class Shares
One Year	+14.63%
Inception (5/3/10)	+8.83%

*	Barclays Capital U.S. High Yield 2% Issuer Cap TR Index (formerly Lehman Brothers U.S. Corporate High Yield Index–2% Issuer Cap Index) is an unmanaged, market value-weighted index that tracks the performance of non-investment grade, fixed rate, publicly placed, dollar-denominated, and non-convertible debt registered with the SEC. The index limits the maximum exposure to any one issuer to 2%. It is not possible to invest directly in an unmanaged index.

LVIP JPMorgan High Yield Fund–2

LVIP JPMorgan High Yield Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2012 to December 31, 2012

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2012 to December 31, 2012.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Annualized Expense Ratio	Expenses Paid During Period 7/1/12 to 12/31/12*
Actual
Standard Class Shares	$1,000.00	$1,076.30	0.74%	$3.86
Service Class Shares	1,000.00	1,075.00	0.99%	5.16
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.42	0.74%	$3.76
Service Class Shares	1,000.00	1,020.16	0.99%	5.03

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP JPMorgan High Yield Fund–3

LVIP JPMorgan High Yield Fund

Security Type/Sector Allocation (unaudited)

As of December 31, 2012

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets
Commercial Mortgage-Backed Security	0.50%
Corporate Bonds	85.45%
Aerospace & Defense	0.80%
Airlines	1.36%
Auto Components	0.54%
Automobiles	0.46%
Beverages	0.11%
Building Products	1.08%
Capital Markets	0.24%
Chemicals	1.53%
Commercial Banks	2.74%
Commercial Services & Supplies	2.90%
Communications Equipment	0.76%
Computers & Peripherals	0.27%
Construction & Engineering	0.33%
Construction Materials	1.60%
Consumer Finance	2.49%
Containers & Packaging	2.31%
Distributor	0.26%
Diversified Consumer Services	0.20%
Diversified Financial Services	2.09%
Diversified Telecommunication Services	4.69%
Electrical Equipment	0.10%
Electronic Equipment, Instruments & Components	0.38%
Energy Equipment & Services	1.91%
Food & Staples Retailing	1.90%
Food Products	0.68%
Gas Utilities	0.41%
Health Care Equipment & Supplies	0.39%
Health Care Providers & Services	5.15%
Health Care Technology	0.07%
Hotels, Restaurants & Leisure	3.90%
Household Durables	1.84%
Independent Power Producers & Energy Traders	2.89%
Insurance	2.21%
Internet & Catalog Retail	0.41%
Internet Software & Services	0.34%
IT Services	2.60%
Life Sciences Tools & Services	0.08%
Machinery	0.35%
Marine	0.65%
Media	6.17%
Metals & Mining	3.32%
Multiline Retail	0.10%
Oil, Gas & Consumable Fuels	10.80%

Security Type/Sector	Percentage of Net Assets
Paper & Forest Products	1.25%
Personal Products	0.02%
Pharmaceuticals	0.95%
Professional Services	0.12%
Real Estate Investment Trusts	0.73%
Real Estate Management & Development	0.27%
Road & Rail	1.45%
Semiconductors & Semiconductor Equipment	0.38%
Software	0.21%
Specialty Retail	1.62%
Textiles, Apparel & Luxury Goods	0.22%
Thrift & Mortgage Finance	0.10%
Tobacco	0.10%
Trading Companies & Distributors	0.36%
Wireless Telecommunication Services	4.26%
Senior Secured Loans	7.13%
Common Stock	0.31%
Convertible Preferred Stock	0.31%
Preferred Stock	0.43%
Warrants	0.04%
Money Market Mutual Fund	5.10%
Total Value of Securities	99.27%
Receivables and Other Assets Net of Liabilities	0.73%
Total Net Assets	100.00%

Fund/Book Name Here–4

LVIP JPMorgan High Yield Fund

Statement of Net Assets

December 31, 2012

	Principal Amount°	Value (U.S. $)

COMMERCIAL MORTGAGE-BACKED SECURITY–0.50%
#•Banc of America Large Loan Series 2010-HLTN HLTN 144A 2.509% 11/15/15	1,693,642	$1,690,152

Total Commercial Mortgage-Backed Security (Cost $1,611,055)		1,690,152

CORPORATE BONDS–85.45%
Aerospace & Defense–0.80%
BE Aerospace 5.25% 4/1/22	856,000	911,640
Esterline Technologies 7.00% 8/1/20	850,000	945,625
#Silver II Borrower 144A 7.75% 12/15/20	150,000	156,000
TransDigm 7.75% 12/15/18	600,000	666,750
Triumph Group 8.625% 7/15/18	35,000	39,025

		2,719,040

Airlines–1.36%
Continental Airlines Pass Through Trust
¿Series 2003-ERJ1 7.875% 7/2/18	615,821	634,295
¿Series 2004-ERJ1 9.558% 9/1/19	539,962	569,660
¿Series 2005-ERJ1 9.798% 4/1/21	692,234	754,535
Delta Air Lines Pass Through Trust
¿Series 2012-1 Class A 4.75% 5/7/20	160,000	171,200
#¿Series 2012-1 Class B 144A 6.875% 5/7/19	225,000	234,281
¿Northwest Airlines Pass Through Trust Series 2007-1 Class A 7.027% 11/1/19	855,101	950,188
¿UAL 2007-1 Pass-Through Trust 6.636% 7/2/22	379,043	407,471
United Air Lines #144A 9.875% 8/1/13	100,000	100,813
#144A 12.00% 11/1/13	105,000	106,050
•¿United Airlines Pass Through Trust Series 2007-1 Class C 2.984% 7/2/14	686,816	673,080

		4,601,573

Auto Components–0.54%
Dana Holding 6.75% 2/15/21	18,000	19,440
Goodyear Tire & Rubber 7.00% 5/15/22	1,088,000	1,172,320
#Poindexter (J.B.) 144A 9.00% 4/1/22	609,000	632,599

		1,824,359

Automobiles–0.46%
Chrysler Group 8.00% 6/15/19	400,000	438,000

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Automobiles (continued)
Chrysler Group (continued)
8.25% 6/15/21	1,000,000	$1,105,000

		1,543,000

Beverages–0.11%
Constellation Brands 6.00% 5/1/22	5,000	5,750
7.25% 5/15/17	150,000	177,375
#Pernod-Ricard 144A 5.75% 4/7/21	150,000	179,722

		362,847

Building Products–1.08%
Building Materials Corporation of America #144A 6.75% 5/1/21	550,000	609,125
#144A 7.50% 3/15/20	150,000	165,750
#Calcipar 144A 6.875% 5/1/18	200,000	205,000
Gibraltar Industries 8.00% 12/1/15	350,000	355,941
Griffon 7.125% 4/1/18	650,000	692,250
Masco 5.95% 3/15/22	156,000	173,235
7.125% 3/15/20	20,000	23,302
#Masonite International 144A 8.25% 4/15/21	305,000	327,875
Nortek 8.50% 4/15/21	735,000	819,525
#Roofing Supply Group 144A 10.00% 6/1/20	245,000	275,625

		3,647,628

Capital Markets–0.24%
E Trade Financial 6.00% 11/15/17	105,000	107,888
6.375% 11/15/19	240,000	247,200
#Neuberger Berman Group 144A 5.625% 3/15/20	225,000	236,813
Oppenheimer Holdings 8.75% 4/15/18	220,000	229,900

		821,801

Chemicals–1.53%
Celanese US Holdings 4.625% 11/15/22	225,000	236,813
6.625% 10/15/18	435,000	480,675
Chemtura 7.875% 9/1/18	540,000	581,850
LyondellBasell Industries 5.00% 4/15/19	430,000	477,300
5.75% 4/15/24	200,000	236,000
6.00% 11/15/21	780,000	918,450
Olin 5.50% 8/15/22	260,000	272,350
OMNOVA Solutions 7.875% 11/1/18	355,000	367,869
PolyOne 7.375% 9/15/20	648,000	711,180

LVIP JPMorgan High Yield Fund–5

LVIP JPMorgan High Yield Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Chemicals (continued)
Rain CII Carbon #144A 8.00% 12/1/18	130,000	$132,925
#144A 8.25% 1/15/21	200,000	205,500
#Tronox Finance 144A 6.375% 8/15/20	540,000	547,425

		5,168,337

Commercial Banks–2.74%
AmSouth Bancorp 6.75% 11/1/25	425,000	425,572
•BAC Capital Trust XIV 4.00% 12/31/49	296,000	250,537
Barclays Bank #144A 6.05% 12/4/17	255,000	283,341
7.625% 11/21/22	220,000	220,275
#144A 10.179% 6/12/21	230,000	314,386
CIT Group 4.25% 8/15/17	338,000	349,637
5.00% 5/15/17	749,000	797,685
5.00% 8/15/22	1,235,000	1,323,147
5.375% 5/15/20	858,000	941,655
#144A 6.625% 4/1/18	731,000	829,685
Regions Bank 7.50% 5/15/18	310,000	374,713
Royal Bank of Scotland Group •1.011% 3/9/15	735,000	699,424
5.05% 1/8/15	135,000	139,763
•7.648% 8/29/49	155,000	158,100
•9.50% 3/16/22	482,000	568,461
•Wachovia Capital Trust III 5.57% 3/29/49	1,590,000	1,588,013

		9,264,394

Commercial Services & Supplies–2.90%
#Casella Waste Systems 144A 7.75% 2/15/19	275,000	262,625
Cenveo 8.875% 2/1/18	850,000	811,750
Clean Harbors #144A 5.125% 6/1/21	150,000	156,000
5.25% 8/1/20	201,000	210,548
Covanta Holding 6.375% 10/1/22	144,000	157,100
Deluxe 7.00% 3/15/19	485,000	515,313
Donnelley (R.R.) 6.125% 1/15/17	50,000	48,625
7.625% 6/15/20	515,000	496,975
#Garda World Security 144A 9.75% 3/15/17	600,000	634,500
#•Igloo Holdings 144A 8.25% 12/15/17	208,000	206,960
International Lease Finance 5.875% 4/1/19	260,000	275,340

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Commercial Services & Supplies (continued)
International Lease Finance (continued)
5.875% 8/15/22	120,000	$127,340
6.25% 5/15/19	1,345,000	1,439,150
8.25% 12/15/20	631,000	754,045
8.625% 1/15/22	1,705,000	2,114,200
8.75% 3/15/17	323,000	374,680
Iron Mountain 5.75% 8/15/24	100,000	101,750
7.75% 10/1/19	346,000	391,845
8.375% 8/15/21	250,000	278,750
#Liberty Tire Recycling 144A 11.00% 10/1/16	125,000	116,250
TransUnion Holding 9.625% 6/15/18	306,000	325,125

		9,798,871

Communications Equipment–0.76%
Avaya #144A 7.00% 4/1/19	725,000	681,500
9.75% 11/1/15	406,000	363,370
#Brightstar 144A 9.50% 12/1/16	710,000	759,700
#Goodman Networks 144A 12.375% 7/1/18	390,000	429,000
Nokia 5.375% 5/15/19	187,000	179,053
6.625% 5/15/39	158,000	142,595

		2,555,218

Computers & Peripherals–0.27%
NCR #144A 4.625% 2/15/21	45,000	45,225
#144A 5.00% 7/15/22	91,000	92,934
Seagate HDD Cayman 6.875% 5/1/20	50,000	53,438
7.00% 11/1/21	150,000	161,625
7.75% 12/15/18	505,000	557,394

		910,616

Construction & Engineering–0.33%
Dycom Investments #144A 7.125% 1/15/21	144,000	152,280
7.125% 1/15/21	100,000	106,250
#•New Enterprise Stone & Lime PIK 144A 13.00% 3/15/18	103,455	108,886
Tutor Perini 7.625% 11/1/18	710,000	736,625

		1,104,041

Construction Materials–1.60%
Cemex Espana Luxembourg #144A 9.25% 5/12/20	375,000	410,625
#144A 9.875% 4/30/19	1,350,000	1,512,000
Cemex Finance #144A 9.375% 10/12/22	400,000	452,000

LVIP JPMorgan High Yield Fund–6

LVIP JPMorgan High Yield Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Construction Materials (continued)
Cemex Finance (continued)
#144A 9.50% 12/14/16	1,085,000	$1,185,363
#Cemex SAB de CV 144A 9.00% 1/11/18	300,000	326,250
Lafarge 7.125% 7/15/36	225,000	230,063
Vulcan Materials 7.50% 6/15/21	1,122,000	1,284,690

		5,400,991

Consumer Finance–2.49%
#ACE Cash Express 144A 11.00% 2/1/19	745,000	705,888
Ally Financial 4.625% 6/26/15	390,000	406,804
5.50% 2/15/17	260,000	279,421
6.25% 12/1/17	515,000	572,148
7.50% 9/15/20	365,000	442,106
8.00% 12/31/18	450,000	528,750
8.00% 3/15/20	515,000	633,450
8.00% 11/1/31	2,130,000	2,707,763
#CNH Capital 144A 3.875% 11/1/15	300,000	310,875
Ford Motor Credit 5.875% 8/2/21	1,250,000	1,458,180
8.125% 1/15/20	200,000	257,025
Springleaf Finance 6.90% 12/15/17	130,000	117,000

		8,419,410

Containers & Packaging–2.31%
Ardagh Packaging Finance #144A 7.375% 10/15/17	400,000	437,000
#144A 9.125% 10/15/20	500,000	547,500
#144A 9.125% 10/15/20	241,000	262,690
Ball 5.00% 3/15/22	135,000	145,125
5.75% 5/15/21	300,000	326,250
Berry Plastics 8.25% 11/15/15	200,000	209,500
9.50% 5/15/18	205,000	226,525
9.75% 1/15/21	150,000	173,625
Cascades 7.75% 12/15/17	250,000	265,625
7.875% 1/15/20	125,000	133,750
Crown Americas 6.25% 2/1/21	250,000	275,313
Graphic Packaging International 9.50% 6/15/17	154,000	167,090
Owens Illinois 7.80% 5/15/18	400,000	463,000
Reynolds Group Issuer #144A 5.75% 10/15/20	535,000	553,725
6.875% 2/15/21	100,000	108,250
7.125% 4/15/19	500,000	540,000

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Containers & Packaging (continued)
Reynolds Group Issuer (continued)
7.875% 8/15/19	900,000	$1,005,750
9.00% 4/15/19	425,000	444,125
9.875% 8/15/19	650,000	698,750
Sealed Air #144A 6.50% 12/1/20	230,000	249,550
#144A 8.375% 9/15/21	500,000	573,750

		7,806,893

Distributor–0.26%
#HD Supply 144A 8.125% 4/15/19	382,000	436,435
#VWR Funding 144A 7.25% 9/15/17	410,000	432,550

		868,985

Diversified Consumer Services–0.20%
Service International 7.00% 5/15/19	230,000	253,000
8.00% 11/15/21	340,000	419,900

		672,900

Diversified Financial Services–2.09%
#•Alphabet Holding 144A 7.75% 11/1/17	167,000	172,428
#Ausdrill Finance Pty 144A 6.875% 11/1/19	212,000	212,000
Bank of America 5.42% 3/15/17	300,000	328,919
5.875% 1/5/21	790,000	947,403
6.50% 8/1/16	225,000	260,032
•8.00% 12/30/49	1,719,000	1,903,347
#Chukchansi Economic Development Authority 144A 9.75% 5/30/20	236,584	140,176
#CNG Holdings 144A 9.375% 5/15/20	673,000	686,460
#•ILFC E-Capital Trust I 144A 4.54% 12/21/65	2,150,000	1,641,955
#•ILFC E-Capital Trust II 144A 6.25% 12/21/65	566,000	486,760
SquareTwo Financial 11.625% 4/1/17	280,000	266,700

		7,046,180

Diversified Telecommunication Services–4.69%
Cincinnati Bell 8.25% 10/15/17	142,000	153,715
8.75% 3/15/18	100,000	103,750
Clearwire Communications #144A 12.00% 12/1/15	859,000	927,720
#144A 12.00% 12/1/15	203,000	218,225
Frontier Communications 7.125% 3/15/19	43,000	46,978

LVIP JPMorgan High Yield Fund–7

LVIP JPMorgan High Yield Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Diversified Telecommunication Services (continued)
Frontier Communications (continued)
7.125% 1/15/23	418,000	$444,648
8.50% 4/15/20	600,000	693,000
9.25% 7/1/21	766,000	901,965
#Inmarsat Finance 144A 7.375% 12/1/17	100,000	108,000
Intelsat Jackson Holdings 7.25% 10/15/20	400,000	436,500
#144A 7.25% 10/15/20	300,000	327,000
7.50% 4/1/21	1,550,000	1,716,625
Intelsat Luxembourg 11.25% 2/4/17	837,500	888,797
•Intelsat Luxembourg PIK 11.50% 2/4/17	1,730,141	1,844,763
Level 3 Communications 11.875% 2/1/19	1,150,000	1,331,125
Level 3 Financing #144A 7.00% 6/1/20	100,000	104,875
8.125% 7/1/19	723,000	791,685
8.625% 7/15/20	817,000	909,934
9.375% 4/1/19	275,000	308,688
PAETEC Holding 8.875% 6/30/17	209,000	225,198
Qwest Communications International 7.125% 4/1/18	350,000	366,504
Telesat Canada #144A 6.00% 5/15/17	335,000	353,425
12.50% 11/1/17	236,000	259,895
#TW Telecom Holdings 144A 5.375% 10/1/22	78,000	81,998
#UPCB Finance III 144A 6.625% 7/1/20	300,000	322,875
#UPCB Finance V 144A 7.25% 11/15/21	450,000	497,250
#Wind Acquisition Finance 144A 7.25% 2/15/18	600,000	610,500
Windstream 7.00% 3/15/19	250,000	256,875
7.75% 10/15/20	75,000	81,375
7.75% 10/1/21	100,000	108,500
7.875% 11/1/17	250,000	282,500
8.125% 9/1/18	135,000	148,163

		15,853,051

Electrical Equipment–0.10%
#General Cable 144A 5.75% 10/1/22	150,000	156,000
#International Wire Group Holdings 144A 8.50% 10/15/17	177,000	179,655

		335,655

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Electronic Equipment, Instruments & Components–0.38%
Anixter 5.625% 5/1/19	140,000	$148,050
10.00% 3/15/14	99,000	107,910
CDW 8.50% 4/1/19	309,000	336,038
Jabil Circuit 4.70% 9/15/22	337,000	355,956
#SPL Logistics Escrow 144A 8.875% 8/1/20	63,000	67,095
#Viasystems 144A 7.875% 5/1/19	256,000	252,160

		1,267,209

Energy Equipment & Services–1.91%
#Basic Energy Services 144A 7.75% 10/15/22	11,000	10,780
#•Bluewater Holding 144A 3.33% 7/17/14	500,000	468,750
Cie Generale de Geophysique - Veritas 9.50% 5/15/16	275,000	296,313
#Helix Energy Solutions Group 144A 9.50% 1/15/16	65,000	66,788
Key Energy Services 6.75% 3/1/21	1,040,000	1,045,200
#Ocean Rig UDW 144A 9.50% 4/27/16	200,000	205,500
Oil States International #144A 5.125% 1/15/23	259,000	263,209
6.50% 6/1/19	515,000	551,050
#Petroleum Geo-Services 144A 7.375% 12/15/18	600,000	651,000
PHI 8.625% 10/15/18	100,000	107,500
Pioneer Energy Services 9.875% 3/15/18	500,000	546,250
Precision Drilling 6.50% 12/15/21	360,000	385,200
6.625% 11/15/20	60,000	64,800
#Seadrill 144A 5.625% 9/15/17	267,000	266,333
#Trinidad Drilling 144A 7.875% 1/15/19	590,000	629,825
Unit #144A 6.625% 5/15/21	480,000	495,000
6.625% 5/15/21	385,000	397,031

		6,450,529

Food & Staples Retailing–1.90%
American Stores 7.10% 3/20/28	400,000	329,000
Ingles Markets 8.875% 5/15/17	200,000	214,250
Rite Aid 9.25% 3/15/20	225,000	240,750
9.50% 6/15/17	2,274,000	2,384,858
10.25% 10/15/19	500,000	572,500
SUPERVALU 8.00% 5/1/16	2,185,000	2,092,138
Tops Holding
#144A 8.875% 12/15/17	380,000	396,150

LVIP JPMorgan High Yield Fund–8

LVIP JPMorgan High Yield Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Food & Staples Retailing (continued)
Tops Holding (continued)
10.125% 10/15/15	193,000	$203,736

		6,433,382

Food Products–0.68%
#Bumble Bee Acquisition 144A 9.00% 12/15/17	370,000	399,600
Dean Foods 7.00% 6/1/16	115,000	126,788
9.75% 12/15/18	85,000	98,175
JBS USA Finance #144A 7.25% 6/1/21	105,000	105,788
#144A 8.25% 2/1/20	89,000	94,785
11.625% 5/1/14	29,000	32,480
Michael Foods 9.75% 7/15/18	100,000	111,000
#Nufarm Australia 144A 6.375% 10/15/19	160,000	168,000
Pilgrim’s Pride 7.875% 12/15/18	315,000	320,906
#Simmons Foods 144A 10.50% 11/1/17	175,000	159,688
Smithfield Foods 6.625% 8/15/22	281,000	311,208
7.75% 7/1/17	305,000	356,850

		2,285,268

Gas Utilities–0.41%
AmeriGas Finance 6.75% 5/20/20	122,000	134,505
7.00% 5/20/22	157,000	175,448
AmeriGas Partners 6.25% 8/20/19	415,000	446,125
6.50% 5/20/21	27,000	29,430
Ferrellgas 6.50% 5/1/21	343,000	341,285
9.125% 10/1/17	82,000	89,175
Suburban Propane Partners 7.375% 8/1/21	92,000	100,510
7.50% 10/1/18	71,000	76,858

		1,393,336

Health Care Equipment & Supplies–0.39%
Biomet #144A 6.50% 8/1/20	502,000	535,258
#144A 6.50% 10/1/20	275,000	274,656
#Hologic 144A 6.25% 8/1/20	275,000	297,688
#Kinetic Concepts 144A 10.50% 11/1/18	200,000	210,750

		1,318,352

Health Care Providers & Services–5.15%
#Amsurg 144A 5.625% 11/30/20	365,000	381,425
Capella Healthcare 9.25% 7/1/17	109,000	117,448

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Health Care Providers & Services (continued)
Community Health Systems 5.125% 8/15/18	305,000	$318,725
7.125% 7/15/20	315,000	336,656
8.00% 11/15/19	635,000	690,563
DaVita 6.375% 11/1/18	200,000	215,000
6.625% 11/1/20	450,000	491,625
Emergency Medical Services 8.125% 6/1/19	250,000	275,781
Fresenius Medical Care US Finance #144A 5.75% 2/15/21	255,000	274,125
#144A 6.50% 9/15/18	225,000	252,563
Fresenius Medical Care US Finance II #144A 5.625% 7/31/19	176,000	189,860
#144A 5.875% 1/31/22	338,000	368,420
HCA 4.75% 5/1/23	255,000	260,100
5.875% 3/15/22	1,395,000	1,524,038
5.875% 5/1/23	290,000	300,875
6.50% 2/15/20	1,250,000	1,409,375
7.50% 2/15/22	1,615,000	1,857,250
8.00% 10/1/18	550,000	638,000
HCA Holdings 6.25% 2/15/21	295,000	303,113
Health Management Associates 6.125% 4/15/16	250,000	271,250
7.375% 1/15/20	430,000	466,550
IASIS Healthcare 8.375% 5/15/19	50,000	47,500
inVentiv Health #144A 9.00% 1/15/18	325,000	329,063
#144A 10.00% 8/15/18	149,000	130,003
#144A 10.25% 8/15/18	676,000	589,810
#MultiPlan 144A 9.875% 9/1/18	440,000	492,800
#National Mentor Holdings 144A 12.50% 2/15/18	185,000	190,088
Omnicare 7.75% 6/1/20	550,000	613,250
Tenet Healthcare #144A 4.75% 6/1/20	485,000	493,488
6.25% 11/1/18	150,000	165,375
8.00% 8/1/20	609,000	658,862
10.00% 5/1/18	200,000	228,500
Thermadyne Holdings 9.00% 12/15/17	510,000	545,700
United Surgical Partners International 9.00% 4/1/20	505,000	563,075
Vanguard Health Holding II 7.75% 2/1/19	278,000	289,120
#144A 7.75% 2/1/19	270,000	280,800
8.00% 2/1/18	806,000	838,240

		17,398,416

LVIP JPMorgan High Yield Fund–9

LVIP JPMorgan High Yield Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Health Care Technology–0.07%
#IMS Health 144A 6.00% 11/1/20	220,000	$231,000

		231,000

Hotels, Restaurants & Leisure–3.90%
American Casino & Entertainment Properties 11.00% 6/15/14	280,000	289,100
Ameristar Casinos 7.50% 4/15/21	345,000	375,619
#Boyd Acquisition Sub 144A 8.375% 2/15/18	86,000	89,870
Burger King 9.875% 10/15/18	170,000	195,500
Caesars Entertainment Operating 8.50% 2/15/20	400,000	398,250
11.25% 6/1/17	1,000,000	1,076,250
Cedar Fair 9.125% 8/1/18	175,000	197,750
•CityCenter Holdings PIK 10.75% 1/15/17	497,634	542,421
#•CKE Holdings PIK 144A 10.50% 3/14/16	39,728	42,211
CKE Restaurants 11.375% 7/15/18	386,000	445,830
DineEquity 9.50% 10/30/18	285,000	325,256
#Downstream Development Authority of the Quapaw Tribe of Oklahoma 144A 10.50% 7/1/19	250,000	271,250
#Graton Economic Development Authority 144A 9.625% 9/1/19	180,000	193,725
Isle of Capri Casinos 7.75% 3/15/19	660,000	714,450
MCE Finance 10.25% 5/15/18	415,000	474,138
MGM Resorts International #144A 6.75% 10/1/20	175,000	179,156
7.50% 6/1/16	270,000	290,925
7.625% 1/15/17	1,003,000	1,078,225
7.75% 3/15/22	1,176,000	1,264,200
#144A 8.625% 2/1/19	210,000	235,200
10.00% 11/1/16	200,000	232,500
Pinnacle Entertainment 8.75% 5/15/20	205,000	222,425
#Rivers Pittsburgh Borrower 144A 9.50% 6/15/19	125,000	136,250
Royal Caribbean Cruises 5.25% 11/15/22	122,000	129,625
#Ruby Tuesday 144A 7.625% 5/15/20	187,000	179,520
#•Seminole Hard Rock Entertainment 144A 2.808% 3/15/14	250,000	249,375
#Seneca Gaming 144A 8.25% 12/1/18	750,000	795,000

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Hotels, Restaurants & Leisure (continued)
#Shearer’s Foods 144A 9.00% 11/1/19	142,000	$149,455
#Shingle Springs Tribal Gaming Authority 144A 9.375% 6/15/15	212,000	208,820
#Six Flags Entertainment 144A 5.25% 1/15/21	375,000	375,938
Speedway Motorsports 6.75% 2/1/19	200,000	213,000
#Studio City Finance 144A 8.50% 12/1/20	500,000	525,313
#Sugarhouse HSP Gaming 144A 8.625% 4/15/16	167,000	179,943
Vail Resorts 6.50% 5/1/19	190,000	205,438
#Viking Cruises 144A 8.50% 10/15/22	105,000	113,925
Wynn Las Vegas 5.375% 3/15/22	300,000	320,250
7.75% 8/15/20	220,000	251,900

		13,168,003

Household Durables–1.84%
#American Standard Americas 144A 10.75% 1/15/16	150,000	148,500
Armored Autogroup 9.25% 11/1/18	72,000	61,380
#Brookfield Residential Properties 144A 6.50% 12/15/20	250,000	257,500
Horton (D.R.) 4.375% 9/15/22	201,000	206,025
6.50% 4/15/16	57,000	63,555
K Hovnanian Enterprises #144A 7.25% 10/15/20	242,000	261,360
#144A 9.125% 11/15/20	123,000	130,995
11.875% 10/15/15	105,000	114,450
KB Home 7.50% 9/15/22	245,000	268,275
9.10% 9/15/17	75,000	87,563
Lennar #144A 4.75% 12/15/17	80,000	83,200
#144A 4.75% 11/15/22	200,000	196,500
6.95% 6/1/18	425,000	477,063
12.25% 6/1/17	150,000	202,125
M/I Homes 8.625% 11/15/18	439,000	485,095
Meritage Homes 7.00% 4/1/22	166,000	181,355
7.15% 4/15/20	108,000	118,800
#Serta Simmons Holdings 144A 8.125% 10/1/20	99,000	99,495
Spectrum Brands #144A 6.75% 3/15/20	225,000	241,875

LVIP JPMorgan High Yield Fund–10

LVIP JPMorgan High Yield Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Household Durables (continued)
Spectrum Brands (continued)
9.50% 6/15/18	400,000	$456,000
#Spectrum Brands Escrow 144A 6.625% 11/15/22	333,000	357,975
Standard Pacific 8.375% 5/15/18	332,000	386,780
8.375% 1/15/21	300,000	349,500
10.75% 9/15/16	193,000	240,768
Taylor Morrison Communities #144A 7.75% 4/15/20	235,000	250,275
#144A 7.75% 4/15/20	65,000	69,225
Toll Brothers Finance 5.875% 2/15/22	297,000	337,491
6.75% 11/1/19	75,000	89,534

		6,222,659

Independent Power Producers & Energy Traders–2.89%
Calpine #144A 7.25% 10/15/17	676,000	723,320
#144A 7.50% 2/15/21	897,000	995,670
#144A 7.875% 1/15/23	1,180,000	1,339,300
‡Edison Mission Energy 7.00% 5/15/17	480,000	256,800
Energy Future Holdings 5.55% 11/15/14	92,000	80,040
Energy Future Intermediate Holding #144A 6.875% 8/15/17	73,000	78,110
10.00% 12/1/20	2,796,000	3,166,470
#144A 11.75% 3/1/22	260,000	289,900
GenOn Energy 9.875% 10/15/20	664,000	770,240
NRG Energy #144A 6.625% 3/15/23	939,000	1,009,425
7.625% 5/15/19	700,000	752,500
7.875% 5/15/21	267,000	297,705

		9,759,480

Insurance–2.21%
•American International Group 8.175% 5/15/58	1,740,000	2,275,050
#A-S Co-Issuer Subsidiary 144A 7.875% 12/15/20	140,000	140,700
#•Catlin Insurance 144A 7.249% 12/31/49	621,000	624,105
•Hartford Financial Services Group 8.125% 6/15/38	240,000	277,500
#Hub International 144A 8.125% 10/15/18	261,000	268,830
Liberty Mutual Group #144A 6.50% 5/1/42	74,000	83,543
#144A 7.80% 3/15/37	905,000	1,011,338
#•144A 10.75% 6/15/58	1,113,000	1,669,500

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Insurance (continued)
#Onex USI Aquisition 144A 7.75% 1/15/21	361,000	$357,390
•Prudential Financial 5.625% 6/15/43	379,000	394,653
•XL Group 6.50% 12/31/49	385,000	361,900

		7,464,509

Internet & Catalog Retail–0.41%
QVC #144A 5.125% 7/2/22	75,000	78,762
#144A 7.50% 10/1/19	1,170,000	1,291,414

		1,370,176

Internet Software & Services–0.34%
#eAccess 144A 8.25% 4/1/18	450,000	506,250
Equinix 7.00% 7/15/21	205,000	228,319
8.125% 3/1/18	100,000	110,625
Zayo Group 8.125% 1/1/20	180,000	201,150
10.125% 7/1/20	96,000	109,680

		1,156,024

IT Services–2.60%
#Audatex North America 144A 6.75% 6/15/18	200,000	215,000
Cardtronics 8.25% 9/1/18	250,000	278,750
#Ceridian 144A 8.875% 7/15/19	125,000	136,250
#CyrusOne 144A 6.375% 11/15/22	294,000	307,965
Fidelity National Information Services 5.00% 3/15/22	133,000	143,308
7.875% 7/15/20	50,000	56,813
First Data #144A 6.75% 11/1/20	825,000	837,375
#144A 8.25% 1/15/21	995,000	999,975
#144A 8.875% 8/15/20	500,000	547,500
9.875% 9/24/15	8,000	8,200
12.625% 1/15/21	788,000	833,310
#•First Data PIK 144A 8.75% 1/15/22	493,589	507,163
Harland Clarke Holdings •6.00% 5/15/15	540,000	468,450
#144A 9.75% 8/1/18	555,000	542,513
iGATE 9.00% 5/1/16	485,000	528,044
Lender Processing Services 5.75% 4/15/23	230,000	239,775
#Sabre 144A 8.50% 5/15/19	120,000	128,250
Sitel #144A 11.00% 8/1/17	443,000	451,860
11.50% 4/1/18	638,000	452,980
SunGard Data Systems #144A 6.625% 11/1/19	185,000	190,088
7.625% 11/15/20	496,000	544,360

LVIP JPMorgan High Yield Fund–11

LVIP JPMorgan High Yield Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
IT Services (continued)
Unisys 6.25% 8/15/17	325,000	$347,750

		8,765,679

Life Sciences Tools & Services–0.08%
#Catalent Pharma Solutions 144A 7.875% 10/15/18	269,000	272,363

		272,363

Machinery–0.35%
Actuant 5.625% 6/15/22	110,000	114,400
#Boart Longyear Management 144A 7.00% 4/1/21	110,000	112,200
#Cleaver-Brooks 144A 8.75% 12/15/19	95,000	98,325
Columbus McKinnon 7.875% 2/1/19	110,000	118,525
#Huber (J.M.) 144A 9.875% 11/1/19	170,000	189,550
#OSX 3 Leasing 144A 9.25% 3/20/15	100,000	103,625
UCI International 8.625% 2/15/19	450,000	448,313

		1,184,938

Marine–0.65%
•ACL I PIK 10.625% 2/15/16	797,989	809,959
Commercial Barge Line 12.50% 7/15/17	501,000	554,858
#Navigator Holdings 144A 9.00% 12/18/17	200,000	200,647
Navios Maritime Holdings 8.875% 11/1/17	237,000	237,593
Navios South American Logistics 9.25% 4/15/19	258,000	254,453
Ultrapetrol 9.00% 11/24/14	125,000	124,688

		2,182,198

Media–6.17%
Cablevision Systems 5.875% 9/15/22	461,000	463,881
8.00% 4/15/20	680,000	769,250
CCO Holdings 5.125% 2/15/23	170,000	170,425
6.50% 4/30/21	236,000	255,765
6.625% 1/31/22	250,000	274,375
7.00% 1/15/19	227,000	246,011
7.375% 6/1/20	375,000	418,125
8.125% 4/30/20	535,000	601,875
Cequel Communications Holdings I #144A 6.375% 9/15/20	287,000	300,274
#144A 8.625% 11/15/17	846,000	909,450
Cinemark USA #144A 5.125% 12/15/22	150,000	152,625

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Media (continued)
Cinemark USA (continued)
7.375% 6/15/21	215,000	$238,650
8.625% 6/15/19	220,000	244,750
Clear Channel Communications 9.00% 3/1/21	315,000	282,713
#Clear Channel Communications 144A 9.00% 12/15/19	161,000	148,120
Clear Channel Worldwide Holdings #144A 6.50% 11/15/22	957,000	997,673
#144A 6.50% 11/15/22	243,000	250,898
7.625% 3/15/20	1,225,000	1,240,313
7.625% 3/15/20	45,000	45,113
#CSC Holdings 144A 6.75% 11/15/21	300,000	334,125
DISH DBS 4.625% 7/15/17	60,000	62,850
#144A 5.00% 3/15/23	767,000	770,835
5.875% 7/15/22	355,000	383,400
6.75% 6/1/21	317,000	362,965
7.125% 2/1/16	200,000	225,000
7.875% 9/1/19	453,000	539,070
Gannett 7.125% 9/1/18	25,000	27,406
#Gray Television 144A 7.50% 10/1/20	440,000	452,100
#Harron Communications 144A 9.125% 4/1/20	175,000	192,500
Lamar Media #144A 5.00% 5/1/23	168,000	173,460
5.875% 2/1/22	50,000	54,500
7.875% 4/15/18	125,000	138,750
#Live Nation Entertainment 144A 7.00% 9/1/20	275,000	288,406
Media General 11.75% 2/15/17	500,000	580,000
Mediacom 7.25% 2/15/22	110,000	118,800
9.125% 8/15/19	487,000	541,788
#Mediacom Broadband 144A 6.375% 4/1/23	95,000	97,138
#Mood Media 144A 9.25% 10/15/20	195,000	206,456
Nexstar Broadcasting #144A 6.875% 11/15/20	152,000	156,750
8.875% 4/15/17	280,000	308,700
#Nielsen Finance 144A 4.50% 10/1/20	300,000	300,000
@Production Resource Group 8.875% 5/1/19	48,000	35,280
#Quebecor Media 144A 5.75% 1/15/23	315,000	333,506
Regal Cinemas 8.625% 7/15/19	270,000	299,700

LVIP JPMorgan High Yield Fund–12

LVIP JPMorgan High Yield Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Media (continued)
Regal Entertainment Group 9.125% 8/15/18	350,000	$392,000
Sinclair Television Group #144A 6.125% 10/1/22	455,000	485,144
8.375% 10/15/18	400,000	449,000
#144A 9.25% 11/1/17	596,000	658,580
#Starz 144A 5.00% 9/15/19	190,000	195,700
#Unitymedia Hessen 144A 5.50% 1/15/23	264,000	273,900
Univision Communications #144A 6.75% 9/15/22	1,035,000	1,073,813
#144A 7.875% 11/1/20	400,000	435,000
#144A 8.50% 5/15/21	250,000	259,375
Valassis Communications 6.625% 2/1/21	361,000	384,465
Virgin Media Finance 4.875% 2/15/22	264,000	271,260
8.375% 10/15/19	134,000	152,760
Visant 10.00% 10/1/17	50,000	45,125
WMG Acquisition #144A 6.00% 1/15/21	365,000	386,900
11.50% 10/1/18	175,000	203,000
#XM Satellite Radio 144A 7.625% 11/1/18	150,000	168,000

		20,827,793

Metals & Mining–3.32%
AK Steel 8.375% 4/1/22	225,000	194,625
#144A 8.75% 12/1/18	230,000	243,513
#APERAM 144A 7.75% 4/1/18	225,000	199,125
ArcelorMittal 5.00% 2/25/17	750,000	757,748
6.75% 2/25/22	1,545,000	1,624,269
7.50% 10/15/39	580,000	546,711
10.35% 6/1/19	1,000,000	1,200,458
Commercial Metals 6.50% 7/15/17	500,000	536,250
7.35% 8/15/18	85,000	92,650
FMG Resources August 2006 #144A 6.00% 4/1/17	71,000	72,775
#144A 6.875% 2/1/18	435,000	450,769
#144A 6.875% 4/1/22	113,000	115,966
#144A 8.25% 11/1/19	475,000	508,250
#Inmet Mining 144A 7.50% 6/1/21	185,000	192,863
#JMC Steel Group 144A 8.25% 3/15/18	340,000	357,000
Kaiser Aluminum 8.25% 6/1/20	656,000	718,320
New Gold #144A 6.25% 11/15/22	144,000	149,760
#144A 7.00% 4/15/20	78,000	83,655

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Metals & Mining (continued)
•Noranda Aluminum Acquisition 4.524% 5/15/15	309,411	$292,393
Novelis 8.375% 12/15/17	150,000	166,125
8.75% 12/15/20	718,000	804,160
#Prince Mineral Holding 144A 11.50% 12/15/19	60,000	62,400
#Ryerson 144A 9.00% 10/15/17	265,000	271,294
Severstal Columbus 10.25% 2/15/18	235,000	248,513
Steel Dynamics #144A 6.125% 8/15/19	120,000	127,800
#144A 6.375% 8/15/22	170,000	181,050
7.625% 3/15/20	332,000	368,520
Taseko Mines 7.75% 4/15/19	75,000	72,563
United States Steel 7.00% 2/1/18	28,000	30,030
7.375% 4/1/20	377,000	404,333
7.50% 3/15/22	141,000	149,108

		11,222,996

Multiline Retail–0.10%
99 Cents Only Stores 11.00% 12/15/19	125,000	143,125
Sears Holdings 6.625% 10/15/18	200,000	183,000

		326,125

Oil, Gas & Consumable Fuels–10.80%
Access Midstream Partners 4.875% 5/15/23	510,000	518,288
6.125% 7/15/22	278,000	300,935
Alpha Natural Resources 6.00% 6/1/19	186,000	172,050
6.25% 6/1/21	519,000	477,480
9.75% 4/15/18	100,000	108,500
Alta Mesa Holdings 9.625% 10/15/18	215,000	222,525
#144A 9.625% 10/15/18	169,000	174,915
#Antero Resources Finance 144A 6.00% 12/1/20	740,000	752,950
Arch Coal 7.00% 6/15/19	125,000	116,875
7.25% 10/1/20	35,000	32,638
7.25% 6/15/21	65,000	60,288
#144A 9.875% 6/15/19	100,000	104,500
#Atlas Pipeline Escrow 144A 6.625% 10/1/20	162,000	168,480
#Atlas Pipeline Partners 144A 6.625% 10/1/20	172,000	178,880
Bill Barrett 7.00% 10/15/22	530,000	548,550
7.625% 10/1/19	475,000	503,500

LVIP JPMorgan High Yield Fund–13

LVIP JPMorgan High Yield Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
Calumet Specialty Products Partners 9.375% 5/1/19	55,000	$59,950
#144A 9.625% 8/1/20	206,000	225,055
Chesapeake Energy 6.775% 3/15/19	500,000	501,250
6.875% 8/15/18	50,000	53,000
7.25% 12/15/18	33,000	36,135
#Chesapeake Oilfield Operating 144A 6.625% 11/15/19	125,000	118,438
Cimarex Energy 5.875% 5/1/22	444,000	488,400
#Citgo Petroleum 144A 11.50% 7/1/17	150,000	174,000
Cloud Peak Energy Resources 8.50% 12/15/19	53,000	58,433
Comstock Resources 7.75% 4/1/19	453,000	462,060
8.375% 10/15/17	150,000	158,250
9.50% 6/15/20	293,000	316,440
Concho Resources 5.50% 10/1/22	300,000	318,000
5.50% 4/1/23	120,000	126,300
6.50% 1/15/22	380,000	419,900
7.00% 1/15/21	400,000	448,000
CONSOL Energy 6.375% 3/1/21	250,000	257,500
8.25% 4/1/20	450,000	489,375
Continental Resources 5.00% 9/15/22	357,000	386,453
7.125% 4/1/21	120,000	136,200
7.375% 10/1/20	125,000	141,875
#Crestwood Midstream Partners 144A 7.75% 4/1/19	500,000	521,250
#Crosstex Energy 144A 7.125% 6/1/22	255,000	267,113
#CVR Refining 144A 6.50% 11/1/22	540,000	540,000
El Paso 6.875% 6/15/14	77,000	82,836
7.00% 6/15/17	74,000	84,903
Energy XXI Gulf Coast 7.75% 6/15/19	445,000	488,388
9.25% 12/15/17	175,000	200,813
EP Energy 6.875% 5/1/19	129,000	140,610
7.75% 9/1/22	1,145,000	1,219,425
9.375% 5/1/20	633,000	716,873
#•EPE Holdings 144A 8.125% 12/15/17	213,000	211,669
Forest Oil 7.25% 6/15/19	550,000	555,500
#144A 7.50% 9/15/20	273,000	288,015

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
Genesis Energy 7.875% 12/15/18	315,000	$337,838
#Hiland Partners 144A 7.25% 10/1/20	316,000	339,700
Hilcorp Energy I #144A 7.625% 4/15/21	315,000	344,925
#144A 8.00% 2/15/20	323,000	355,300
Holly 9.875% 6/15/17	165,000	179,438
Holly Energy Partners #144A 6.50% 3/1/20	137,000	147,275
8.25% 3/15/18	230,000	251,275
#Inergy Midstream 144A 6.00% 12/15/20	143,000	148,005
Laredo Petroleum 7.375% 5/1/22	170,000	185,300
MarkWest Energy Partners 5.50% 2/15/23	1,000,000	1,090,000
6.25% 6/15/22	120,000	131,400
6.75% 11/1/20	565,000	618,675
#MEG Energy 144A 6.375% 1/30/23	155,000	162,363
#Midstates Petroleum 144A 10.75% 10/1/20	187,000	199,623
#Murray Energy 144A 10.25% 10/15/15	112,000	109,200
Newfield Exploration 5.625% 7/1/24	144,000	155,880
5.75% 1/30/22	400,000	442,000
6.875% 2/1/20	100,000	107,500
7.125% 5/15/18	425,000	450,500
NFR Energy 9.75% 2/15/17	313,000	302,828
#NGPL PipeCo 144A 9.625% 6/1/19	120,000	138,600
#PBF Holding 144A 8.25% 2/15/20	397,000	429,753
Peabody Energy 6.25% 11/15/21	1,015,000	1,083,513
6.50% 9/15/20	125,000	134,688
#Penn Virginia Resource Partners 144A 8.375% 6/1/20	193,000	208,923
Pioneer Natural Resources 7.50% 1/15/20	250,000	317,203
Plains Exploration & Production 6.50% 11/15/20	375,000	417,188
6.75% 2/1/22	590,000	665,225
6.875% 2/15/23	573,000	657,518
QEP Resources 5.25% 5/1/23	170,000	182,750
5.375% 10/1/22	450,000	484,875
6.875% 3/1/21	610,000	706,075
Range Resources 5.00% 8/15/22	210,000	220,500

LVIP JPMorgan High Yield Fund–14

LVIP JPMorgan High Yield Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
Range Resources (continued)
5.75% 6/1/21	215,000	$231,125
6.75% 8/1/20	10,000	10,900
Regency Energy Partners 5.50% 4/15/23	245,000	262,763
6.50% 7/15/21	370,000	407,000
#Samson Investment 144A 9.75% 2/15/20	1,090,000	1,158,125
#Shelf Drilling Holdings 144A 8.625% 11/1/18	225,000	231,750
#Sidewinder Drilling 144A 9.75% 11/15/19	150,000	151,500
SM Energy 6.50% 11/15/21	560,000	602,000
6.50% 1/1/23	175,000	188,125
6.625% 2/15/19	665,000	704,900
Stone Energy 7.50% 11/15/22	639,000	667,755
Swift Energy 7.875% 3/1/22	343,000	360,150
#144A 7.875% 3/1/22	250,000	262,500
8.875% 1/15/20	308,000	336,490
Targa Resources Partners #144A 5.25% 5/1/23	600,000	624,000
#144A 6.375% 8/1/22	74,000	81,030
6.875% 2/1/21	485,000	533,500
7.875% 10/15/18	50,000	55,000
Tesoro 4.25% 10/1/17	61,000	63,440
5.375% 10/1/22	96,000	102,720
#Tesoro Logistics 144A 5.875% 10/1/20	158,000	164,715
Vanguard Natural Resources 7.875% 4/1/20	260,000	273,000
W&T Offshore 8.50% 6/15/19	627,000	677,160
#144A 8.50% 6/15/19	83,000	89,640
WPX Energy 5.25% 1/15/17	290,000	308,850
6.00% 1/15/22	986,000	1,067,345

		36,455,082

Paper & Forest Products–1.25%
#Ainsworth Lumber 144A 7.50% 12/15/17	115,000	120,894
#Appleton Papers 144A 10.50% 6/15/15	877,000	934,005
#Boise Cascade 144A 6.375% 11/1/20	104,000	107,380
Boise Paper Holdings 8.00% 4/1/20	170,000	188,700
Clearwater Paper 7.125% 11/1/18	8,000	8,760

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Paper & Forest Products (continued)
Louisiana-Pacific 7.50% 6/1/20	117,000	$132,795
‡NewPage 11.375% 12/31/14	1,681,000	769,058
Resolute Forest Products 10.25% 10/15/18	1,519,000	1,746,850
#Sappi Papier Holding 144A 6.625% 4/15/21	200,000	198,500

		4,206,942

Personal Products–0.02%
#American Achievement 144A 10.875% 4/15/16	60,000	51,600

		51,600

Pharmaceuticals–0.95%
#Elan Finance 144A 6.25% 10/15/19	498,000	522,900
Endo Health Solutions 7.00% 12/15/20	350,000	374,938
Endo Pharmaceuticals Holdings 7.00% 7/15/19	120,000	128,550
7.25% 1/15/22	160,000	172,400
#Sky Growth Acquisition 144A 7.375% 10/15/20	100,000	100,000
Valeant Pharmaceuticals International #144A 6.375% 10/15/20	65,000	69,875
#144A 6.50% 7/15/16	550,000	580,938
#144A 6.75% 10/1/17	35,000	37,975
#144A 6.875% 12/1/18	75,000	81,188
#144A 7.00% 10/1/20	50,000	54,625
#144A 7.25% 7/15/22	200,000	219,500
#VPI Escrow 144A 6.375% 10/15/20	810,000	872,775

		3,215,664

Professional Services–0.12%
FTI Consulting 6.75% 10/1/20	300,000	321,750
#•Jaguar Holding I 144A 9.375% 10/15/17	90,000	94,950

		416,700

Real Estate Investment Trusts–0.73%
CNL Income Properties 7.25% 4/15/19	305,000	292,800
Developers Diversified Realty 7.875% 9/1/20	75,000	96,290
DuPont Fabros Technology 8.50% 12/15/17	300,000	329,250
Felcor Lodging 6.75% 6/1/19	310,000	330,925
First Industrial 6.42% 6/1/14	25,000	26,180
Host Hotels & Resorts 4.75% 3/1/23	263,000	280,095
6.00% 11/1/20	300,000	331,500
iStar Financial 9.00% 6/1/17	241,000	263,895

LVIP JPMorgan High Yield Fund–15

LVIP JPMorgan High Yield Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Real Estate Investment Trusts (continued)
Weyerhaeuser 8.50% 1/15/25	393,000	$523,839

		2,474,774

Real Estate Management & Development–0.27%
CBRE Services 6.625% 10/15/20	35,000	38,456
11.625% 6/15/17	75,000	82,875
Forest City Enterprises 6.50% 2/1/17	250,000	246,250
Kennedy-Wilson 8.75% 4/1/19	124,000	132,680
#Mattamy Group 144A 6.50% 11/15/20	422,000	425,165

		925,426

Road & Rail–1.45%
#Ashtead Capital 144A 6.50% 7/15/22	200,000	218,000
Avis Budget Car Rental #144A 4.875% 11/15/17	220,000	224,400
8.25% 1/15/19	365,000	405,150
9.625% 3/15/18	275,000	308,000
HDTFS #144A 5.875% 10/15/20	98,000	102,900
#144A 6.25% 10/15/22	520,000	556,400
Hertz 6.75% 4/15/19	200,000	219,250
7.375% 1/15/21	150,000	165,750
7.50% 10/15/18	250,000	277,500
Kansas City Southern de Mexico 6.125% 6/15/21	205,000	232,675
6.625% 12/15/20	100,000	114,000
UR Merger Sub #144A 5.75% 7/15/18	103,000	111,498
#144A 7.375% 5/15/20	200,000	220,500
#144A 7.625% 4/15/22	267,000	299,708
8.375% 9/15/20	1,300,000	1,446,250

		4,901,981

Semiconductors & Semiconductor Equipment–0.38%
Advanced Micro Devices 7.75% 8/1/20	173,000	145,753
Amkor Technology #144A 6.375% 10/1/22	162,000	160,380
6.625% 6/1/21	165,000	165,413
7.375% 5/1/18	450,000	468,000
Freescale Semiconductor 8.05% 2/1/20	235,000	235,000
#NXP 144A 9.75% 8/1/18	100,000	116,375

		1,290,921

Software–0.21%
Infor US 9.375% 4/1/19	350,000	394,625

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Software (continued)
#Nuance Communications 144A 5.375% 8/15/20	296,000	$310,800

		705,425

Specialty Retail–1.62%
AutoNation 5.50% 2/1/20	100,000	107,875
Brown Shoe 7.125% 5/15/19	800,000	836,000
#CDR DB Sub 144A 7.75% 10/15/20	129,000	129,323
Claire’s Stores 8.875% 3/15/19	1,075,000	1,021,250
#144A 9.00% 3/15/19	1,212,000	1,305,930
Gymboree 9.125% 12/1/18	200,000	179,000
J. Crew Group 8.125% 3/1/19	201,000	213,563
#•Jo-Ann Stores Holdings 144A 9.75% 10/15/19	300,000	304,125
#Party City Holdings 144A 8.875% 8/1/20	208,000	224,120
#Penske Automotive Group 144A 5.75% 10/1/22	130,000	134,550
#Radio Systems 144A 8.375% 11/1/19	475,000	496,375
#Toys R Us 144A 7.375% 9/1/16	500,000	513,750

		5,465,861

Textiles, Apparel & Luxury Goods–0.22%
PVH 4.50% 12/15/22	124,000	125,860
Quiksilver 6.875% 4/15/15	632,000	624,100

		749,960

Thrift & Mortgage Finance–0.10%
Nationstar Mortgage #144A 7.875% 10/1/20	153,000	162,180
#144A 9.625% 5/1/19	78,000	88,140
#144A 9.625% 5/1/19	65,000	73,125

		323,445

Tobacco–0.10%
Alliance One International 10.00% 7/15/16	236,000	249,570
Vector Group 11.00% 8/15/15	100,000	104,625

		354,195

Trading Companies & Distributors–0.36%
Aircastle #144A 6.25% 12/1/19	118,000	123,605
7.625% 4/15/20	135,000	151,538
9.75% 8/1/18	205,000	232,675
#H&E Equipment Services 144A 7.00% 9/1/22	141,000	150,870
#Rexel 144A 6.125% 12/15/19	200,000	211,000
#TRAC Intermodal 144A 11.00% 8/15/19	95,000	99,275

LVIP JPMorgan High Yield Fund–16

LVIP JPMorgan High Yield Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Trading Companies & Distributors (continued)
UR Merger Sub 6.125% 6/15/23	190,000	$201,400
10.25% 11/15/19	26,000	30,290

		1,200,653

Wireless Telecommunication Services–4.26%
#Altice Financing 144A 7.875% 12/15/19	200,000	212,500
Cricket Communications 7.75% 5/15/16	250,000	265,938
7.75% 10/15/20	1,339,000	1,372,475
#Crown Castle International 144A 5.25% 1/15/23	250,000	268,438
MetroPCS Wireless 6.625% 11/15/20	1,044,000	1,113,165
7.875% 9/1/18	45,000	48,938
NII Capital 7.625% 4/1/21	1,348,000	1,027,850
8.875% 12/15/19	317,000	253,600
10.00% 8/15/16	181,000	169,235
#SBA Telecommunications 144A 5.75% 7/15/20	232,000	247,370
Sprint Capital 6.90% 5/1/19	1,111,000	1,216,545
8.75% 3/15/32	1,633,000	2,004,508
Sprint Nextel 6.00% 11/15/22	800,000	826,000
#144A 7.00% 3/1/20	570,000	664,050
7.00% 8/15/20	1,570,000	1,723,075
#144A 9.00% 11/15/18	860,000	1,064,250
9.125% 3/1/17	334,000	394,955
11.50% 11/15/21	90,000	122,738
VimpelCom Holdings #144A 6.255% 3/1/17	200,000	214,500
#144A 7.504% 3/1/22	200,000	229,750
Wind Acquisition Finance #144A 7.25% 2/15/18	200,000	202,000
#144A 11.75% 7/15/17	712,000	749,380

		14,391,260

Total Corporate Bonds (Cost $274,224,785)		288,556,114

«SENIOR SECURED LOANS–7.13%
Alon USA Energy 1st Lien 10.00% 11/9/18	130,000	131,122
AOT Bedding Super Holdings Tranche B 1st Lien 5.00% 10/1/19	422,537	423,902
Aptalis Pharma 5.50% 2/10/17	546,324	549,968
Aptalis Pharma Tranche B 5.50% 2/10/17	148,875	149,868

	Principal Amount°	Value (U.S. $)

«SENIOR SECURED LOANS (continued)
Arch Coal 5.75% 5/16/18	356,575	$360,838
Avaya Tranche B-1 3.062% 10/24/14	80,947	79,543
Avaya Tranche B-3 4.812% 10/26/17	162,169	143,519
AZ Chem US Tranche B 7.25% 12/22/17	98,161	99,592
Barrington Broadcasting Group 7.81% 6/14/17	92,432	93,328
Caesars Entertainment Operating Tranche B6 5.46% 1/28/18	1,357,650	1,215,578
Catalent Pharma Solutions Tranche B 5.25% 9/15/17	198,004	200,726
CCM Merger 6.00% 3/1/17	204,718	205,612
CDW Tranche B 4.00% 7/15/17	200,224	199,824
Cengage Learning Acquisitions 2.72% 7/3/14	155,246	123,088
5.72% 7/5/17	99,410	77,260
Cenveo Tranche B 7.00% 12/21/16	69,060	69,578
Ceridian Tranche B 5.959% 5/9/17	145,847	146,030
Chrysler Group 6.00% 5/24/17	925,471	946,424
Clear Channel Communications Tranche B 3.862% 1/29/16	1,171,101	970,731
Collective Brands Tranche B 7.25% 10/9/19	75,000	76,031
Delta Airlines Tranche B 1st Lien 5.25% 10/16/18	1,000,000	1,010,750
Ducommun Tranche B 5.50% 6/28/17	106,990	107,793
Entercom Radio Tranche B 5.00% 11/23/18	92,667	93,579
FGI Operating Tranche B 5.50% 4/19/19	149,319	148,013
Focus Brands Tranche B 6.27% 2/21/18	74,184	74,740
Fortescue Metals Group Tranche B 5.25% 10/12/17	768,075	776,021
Freescale Semiconductor 4.464% 12/1/16	745,189	731,082
Go Daddy Operating 7.00% 9/9/18	543,125	545,786
Graton Resort & Casino Tranche B 9.00% 8/22/18	150,000	154,547
Gray Television 4.75% 10/12/19	289,189	291,659
Greektown Superholdings Tranche B 6.25% 12/18/18	75,000	75,094

LVIP JPMorgan High Yield Fund–17

LVIP JPMorgan High Yield Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

«SENIOR SECURED LOANS (continued)
Gymboree 5.00% 2/23/18	661,280	$610,858
Harland Clarke Holdings 2.712% 6/30/14	121,465	117,648
Harland Clarke Holdings Tranche B 5.462% 6/30/17	83,195	77,371
Infor US Tranche B2 5.25% 4/5/18	274,313	277,324
Intelligrated 1st Lien 6.75% 7/30/18	224,438	227,524
Intrawest 1st 7.00% 12/3/17	275,000	276,719
inVentiv Health Tranche B 7.50% 8/4/16	98,717	96,249
J. Crew Group Tranche B 4.50% 3/7/18	496,222	498,891
Jacobs Entertainment 6.25% 10/29/18	114,829	114,255
MEG Energy Tranche B 4.00% 3/18/18	113,563	114,793
Misys 1st Lien 7.25% 12/12/18	219,450	222,102
Mohegan Tribal Gaming Authority Tranche B 9.00% 3/31/16	200,000	205,417
MTL Publishing Tranche B 5.50% 6/29/18	99,500	100,930
National Mentor Holdings Tranche B1 6.50% 2/9/17	223,861	224,001
NGPL PipeCo Tranche B 6.75% 5/15/17	397,768	407,961
Noranda Aluminum Acquisition Tranche B 5.75% 2/24/19	141,587	142,737
Novelis 4.00% 3/10/17	493,704	499,196
Nuveen Investments Tranche B 7.25% 5/13/17	440,000	442,820
NXP 5.25% 3/19/19	248,125	250,389
NXP 1st Lien 5.50% 3/3/17	395,000	403,579
NXP Tranche C 4.75% 1/11/20	110,000	110,917
Patriot Coal 9.50% 12/9/13	60,073	60,524
Pep Boys-Manny Moe & Jack 1st Lien 5.00% 10/11/18	275,000	277,236
PL Propylene Tranche B 7.00% 3/27/17	137,111	139,339
PolyOne Tranche B 5.00% 12/20/17	108,900	109,880
Radio One 7.50% 3/31/16	543,512	553,024

	Principal Amount°	Value (U.S. $)

«SENIOR SECURED LOANS (continued)
Realogy 0.064% 10/10/16	25,547	$25,664
3.00% 10/10/13	2,691	2,600
Realogy Tranche B 4.461% 10/10/16	352,295	353,908
RH Donnelley 9.00% 10/24/14	174,075	119,938
Road Infrastructure Investment 6.25% 3/30/18	114,138	114,352
ROC Finance 8.50% 8/19/17	200,000	207,000
Roofing Supply Group Tranche B 5.00% 5/31/19	49,626	50,060
RP Crown Parent 6.75% 12/14/18	571,429	572,215
Sabre Tranche B 5.962% 9/30/17	198,421	200,192
Sourcecorp Tranche B 1st Lien 6.625% 4/28/17	108,350	107,104
Sourcecorp Tranche B 2nd Lien 10.50% 4/30/18	100,000	91,625
St. George’s University 8.50% 12/14/17	150,000	148,313
Summit Materials Tranche B 6.00% 1/30/19	173,688	175,371
Supervalu Tranche B-3 8.00% 8/30/18	532,325	540,922
Texas Competitive Electric Holdings 4.74% 10/10/17	1,500,000	1,003,125
Trinseo Materials Operating Tranche B 8.00% 8/2/17	392,196	383,434
Univision Communications 4.462% 3/31/17	1,630,525	1,606,833
US Renal Care 1st Lien 6.25% 7/3/19	99,500	100,993
@Vertis 14.00% 12/21/15	243,194	63,029
Wabash National Tranche B 6.00% 5/8/19	203,575	206,374
Wendy’s International Tranche B 4.75% 5/15/19	174,563	176,745
WideOpenWest Finance 6.25% 7/17/18	74,625	75,588
WideOpenWest Finance 1st Lien 6.50% 4/24/18	155,751	157,698
WMG Acquisition Tranche B 1st Lien 5.25% 11/1/18	257,104	260,720

LVIP JPMorgan High Yield Fund–18

LVIP JPMorgan High Yield Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

«SENIOR SECURED LOANS (continued)
Yankee Candle 5.28% 4/2/19	248,211	$251,198
Zayo Group Tranche B 1st Lien 5.25% 7/2/19	255,466	258,979

Total Senior Secured Loans (Cost $24,127,023)		24,087,290

	Number of Shares
COMMON STOCK–0.31%
Capmark Financial Group	23,750	287,375
†Dynegy	24,396	466,695
Escrow Dynegy Holdings	1,000,000	3,800
=General Maritime	85	2,550
†General Motors	8,529	245,891
@Motors Liquidation	1,150,000	116
†*Motors Liquidation	1,167	24,740

Total Common Stock (Cost $1,507,308)		1,031,167

CONVERTIBLE PREFERRED STOCK–0.31%
General Motors 4.75% exercise price $39.60, expiration date 12/1/13	23,850	1,052,501

Total Convertible Preferred Stock (Cost $997,035)		1,052,501

	Number of Shares	Value (U.S. $)

PREFERRED STOCK–0.43%
#†Ally Financial 144A 7.00%	836	$821,135
•Bank of America 8.125%	250,000	277,128
•Hartford Financial Services Group 7.875%	5,600	160,776
•XL Group 3.454%	250	191,969

Total Preferred Stock (Cost $1,323,193)		1,451,008

WARRANTS–0.04%
@=General Maritime	132	0
†General Motors CW16 exercise price $10.00, expiration date 7/10/16	4,228	82,446
†General Motors CW19 exercise price $18.33, expiration date 7/10/19	4,228	52,808

Total Warrants (Cost $211,691)		135,254

MONEY MARKET MUTUAL FUND–5.10%
Dreyfus Treasury & Agency Cash Management Fund	17,211,590	17,211,590

Total Money Market Mutual Fund (Cost $17,211,590)		17,211,590

TOTAL VALUE OF SECURITIES–99.27% (Cost $321,213,680)	335,215,076
« RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.73%	2,456,147

NET ASSETS APPLICABLE TO 30,359,714 SHARES OUTSTANDING–100.00%	$337,671,223

NET ASSET VALUE–LVIP JP MORGAN HIGH YIELD FUND STANDARD CLASS ($207,465,550 / 18,652,329 Shares)	$11.123

NET ASSET VALUE–LVIP JP MORGAN HIGH YIELD FUND SERVICE CLASS ($130,205,673 / 11,707,385 Shares)	$11.122

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2012:
Shares of beneficial interest (unlimited authorization–no par)	$322,862,523
Undistributed net investment income	788,684
Accumulated net realized gain on investments	18,620
Net unrealized appreciation of investments	14,001,396

Total net assets	$337,671,223

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2012, the aggregate value of Rule 144A securities was $96,626,847, which represents 28.61% of the Fund’s net assets. See Note 7 in “Notes to Financial Statements.”

†	Non-income producing for the period.

•	Variable rate security. The rate shown is the rate as of December 31, 2012. Interest rates reset periodically.

*	Common Stock Unit.

«	Of this amount, $2,860,488 represents payable for securities purchased and $259,471 represents payable for fund shares redeemed as of December 31, 2012.

@	Illiquid security. At December 31, 2012, the aggregate value of illiquid securities was $98,425, which represented 0.03% of the Fund’s net assets. See Note 7 in “Notes to Financial Statements.”

LVIP JPMorgan High Yield Fund–19

LVIP JPMorgan High Yield Fund

Statement of Net Assets (continued)

¿	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At December 31, 2012, the aggregate value of the fair valued securities was $2,550, which represented 0.00% of the Fund’s net assets. See Note 1 in “Notes to Financial Statements.”

«	Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale. Stated rate in effect at December 31, 2012.

°	Principal amount shown is stated in U.S. Dollars unless noted that the security is denominated in another currency.

‡	Non income producing security. Security is currently in default.

PIK–Pay-in-kind

See accompanying notes, which are an integral part of the financial statements.

LVIP JPMorgan High Yield Fund–20

LVIP JPMorgan High Yield Fund

Statement of Operations

Year Ended December 31, 2012

LVIP JPMorgan High Yield Fund

Statements of Changes in Net Assets

INVESTMENT INCOME:
Interest	$16,186,809
Dividends	461,618
Foreign tax withheld	(453)

16,647,974

EXPENSES:
Management fees	1,549,440
Distribution fees-Service Class	272,745
Accounting and administration expenses	102,520
Pricing fees	60,915
Professional fees	34,572
Reports and statements to shareholders	26,744
Custodian fees	6,829
Trustees’ fees	4,714
Other	8,366

2,066,845
Less expenses waived/reimbursed	(6,545)

Total operating expenses	2,060,300

NET INVESTMENT INCOME	14,587,674

NET REALIZED AND UNREALIZED GAIN:
Net realized gain on investments	789,386
Net change in unrealized appreciation (depreciation) of investments	16,654,750

NET REALIZED AND UNREALIZED GAIN	17,444,136

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$32,031,810

See accompanying notes, which are an integral part of the financial statements.

	Year Ended
	12/31/12	12/31/11
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$14,587,674	$6,357,238
Net realized gain (loss)	789,386	(723,722)
Net change in unrealized appreciation (depreciation)	16,654,750	(3,668,405)

Net increase in net assets resulting from operations	32,031,810	1,965,111

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(8,767,436)	(3,573,363)
Service Class	(5,552,058)	(3,062,782)

	(14,319,494)	(6,636,145)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	109,940,814	75,353,416
Service Class	81,292,618	92,925,413
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	8,767,436	3,573,363
Service Class	5,552,058	3,062,782

	205,552,926	174,914,974

Cost of shares repurchased:
Standard Class	(10,713,575)	(38,709,586)
Service Class	(44,257,135)	(18,361,679)

	(54,970,710)	(57,071,265)

Increase in net assets derived from capital share transactions	150,582,216	117,843,709

NET INCREASE IN NET ASSETS	168,294,532	113,172,675
NET ASSETS:
Beginning of year	169,376,691	56,204,016

End of year	$337,671,223	$169,376,691

Undistributed net investment income	$788,684	$520,504

See accompanying notes, which are an integral part of the financial statements.

LVIP JPMorgan High Yield–21

LVIP JPMorgan High Yield Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP JPMorgan High Yield Fund Standard Class
	Year Ended
	12/31/12	12/31/11	5/3/10[1] to 12/31/10
Net asset value, beginning of period	$10.139	$10.372	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.681	0.682	0.497
Net realized and unrealized gain (loss)	0.825	(0.402)	0.185

Total from investment operations	1.506	0.280	0.682

Less dividends and distributions from:
Net investment income	(0.522)	(0.513)	(0.310)

Total dividends and distributions	(0.522)	(0.513)	(0.310)

Net asset value, end of period	$11.123	$10.139	$10.372

Total return[3]	14.93%	2.78%	6.85%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$207,465	$90,518	$52,808
Ratio of expenses to average net assets	0.75%	0.79%	0.82%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.75%	0.79%	0.86%
Ratio of net investment income to average net assets	6.22%	6.45%	7.37%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	6.22%	6.45%	7.33%
Portfolio turnover	36%	57%	29%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP JPMorgan High Yield Fund–22

LVIP JPMorgan High Yield Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP JPMorgan High Yield Fund Service Class
	Year Ended
	12/31/12	12/31/11	5/3/10[1] to 12/31/10
Net asset value, beginning of period	$10.143	$10.370	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.652	0.647	0.490
Net realized and unrealized gain (loss)	0.825	(0.392)	0.174

Total from investment operations	1.477	0.255	0.664

Less dividends and distributions from:
Net investment income	(0.498)	(0.482)	(0.294)

Total dividends and distributions	(0.498)	(0.482)	(0.294)

Net asset value, end of period	$11.122	$10.143	$10.370

Total return[3]	14.63%	2.54%	6.67%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$130,206	$78,859	$3,396
Ratio of expenses to average net assets	1.00%	1.04%	1.07%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.00%	1.04%	1.11%
Ratio of net investment income to average net assets	5.97%	6.20%	7.12%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	5.97%	6.20%	7.08%
Portfolio turnover	36%	57%	29%

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP JPMorgan High Yield Fund–23

LVIP JPMorgan High Yield Fund

Notes to Financial Statements

December 31, 2012

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 66 series (Series). These financial statements and the related notes pertain to the LVIP JPMorgan High Yield Fund (formerly LVIP J.P. Morgan High Yield Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek a high level of current income. Capital appreciation is a secondary objective.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Short-term debt securities having less than 60 days to maturity are valued using the evaluated mean. Open-end investment companies are valued at their published net asset value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2010–December 31, 2012), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. The Fund declares and pays dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2012.

LVIP JPMorgan High Yield Fund–24

LVIP JPMorgan High Yield Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (LIAC) is a registered investment advisor and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.65% of the first $500 million of the average daily net assets of the Fund; and 0.60% of the Fund’s average daily net assets in excess of $500 million.

Prior to September 30, 2012, LIAC had contractually agreed to waive its fee and/or reimburse the Fund to the extent that the Fund’s annual operating expenses exceed 0.82% of the Fund’s average daily net assets for the Standard Class (and 1.07% for the Service Class).

Effective October 1, 2012, LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.05% of average daily net assets in excess of $250 million. This agreement will continue at least through April 30, 2013, and cannot be terminated before that date without the mutual agreement of the Trust’s Board and LIAC.

J.P. Morgan Investment Management, Inc. (Sub-Advisor) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Advisor a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund paid Lincoln Life a fee at an annual rate of 0.008% of the average daily net assets of the Fund and reimbursed Lincoln Life for the cost of internal legal services. For the year ended December 31, 2012, fees for these administrative and legal services amounted to $19,070 and $2,034, respectively. Beginning January 1, 2013, the Trust will reimburse Lincoln Life for the cost of administrative and internal legal services.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2012, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$177,166
Distribution fees payable to LFD	27,375

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The Fund pays the compensation of unaffiliated trustees.

3. Investments

For the year ended December 31, 2012, the Fund made purchases of $225,805,145 and sales of $82,363,797 of investment securities other than short-term investments.

At December 31, 2012, the cost of investments for federal income tax purposes was $321,274,984. At December 31, 2012, net unrealized appreciation was $13,940,092, of which $16,665,576 related to unrealized appreciation of investments and $2,725,484 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

LVIP JPMorgan High Yield Fund–25

LVIP JPMorgan High Yield Fund

Notes to Financial Statements (continued)

3. Investments (continued)

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Commercial Mortgage-Backed Security	$—	$1,690,152	$—	$1,690,152
Common Stock	1,024,701	—	6,466	1,031,167
Corporate Debt	1,052,501	312,643,404	—	313,695,905
Money Market Mutual Fund	17,211,590	—	—	17,211,590
Other	135,254	1,451,008	—	1,586,262

Total	$19,424,046	$315,784,564	$6,466	$335,215,076

During the year ended December 31, 2012, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2012 and 2011 was as follows:

	Year Ended 12/31/12	Year Ended 12/31/11
Ordinary income	$14,319,494	$6,636,145

5. Components of Net Assets on a Tax Basis

As of December 31, 2012, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$322,862,523
Undistributed ordinary income	868,608
Unrealized appreciation	13,940,092

Net assets	$337,671,223

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For federal income tax purposes, $664,451 of capital loss carryforwards from prior years was utilized in 2012.

LVIP JPMorgan High Yield Fund–26

LVIP JPMorgan High Yield Fund

Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/12	Year Ended 12/31/11
Shares sold:
Standard Class	9,919,939	7,139,880
Service Class	7,500,208	8,880,245
Shares issued upon reinvestment of dividends and distributions:
Standard Class	797,715	355,706
Service Class	504,945	305,118

	18,722,807	16,680,949

Shares repurchased:
Standard Class	(992,819)	(3,659,683)
Service Class	(4,072,805)	(1,737,831)

	(5,065,624)	(5,397,514)

Net increase	13,657,183	11,283,435

7. Credit and Market Risk

The Fund invests in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s and/or Ba or lower by Moody’s Investors Service, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the Statement of Net Assets.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

9. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP JPMorgan High Yield Fund–27

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP JPMorgan High Yield Fund

We have audited the accompanying statement of net assets of the LVIP JPMorgan High Yield Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period May 3, 2010 (commencement of operations) to December 31, 2010. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP JPMorgan High Yield Fund of the Lincoln Variable Insurance Products Trust at December 31, 2012, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period May 3, 2010 (commencement of operations) to December 31, 2010, in conformity with U.S. generally accepted accounting principles.

February 18, 2013

Philadelphia, Pennsylvania

LVIP JPMorgan High Yield Fund–28

LVIP JPMorgan High Yield Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2012, the Fund designates distributions paid during the year as follows:

(A) Long-Term Capital Gains Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
0.00%	100.00%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Sub-Advisory Agreements

On August 29 and September 10, 2012, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “LVIP Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the LVIP Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal or approval of the sub-advisory agreement with various sub-advisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the LVIP Trust (each a “Fund”).

The trustees who are not “interested persons” of the LVIP Trust (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and the sub-advisers prior to the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also received information about the Funds throughout the year in connection with the regular quarterly Board meetings from LIAC and, as applicable, the various portfolio management teams providing services to the Funds.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, LVIP Trust officers and Lincoln Life and LIAC employees to consider the renewal of the Advisory Agreements. In considering the renewal or approval of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered, among others, the factors listed below and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed or approved and accordingly, recommended to the Board of Trustees the renewal or approval of the Advisory Agreements.

Approval of Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Independent Trustees considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel, resources, compliance and LIAC’s criteria for review of the sub-adviser’s performance. The Independent Trustees reviewed the services provided by LIAC in serving as investment adviser, the personnel providing the investment management services and compliance staff, regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-adviser. The Independent Trustees noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Independent Trustees also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. Based on this information, the Independent Trustees concluded that the services provided by LIAC were satisfactory.

The Independent Trustees reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2012, for the Fund compared to the average performance of a performance universe of funds in a Lipper category underlying variable insurance products (“performance group”) and a benchmark index.

The Independent Trustees reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee, sub-advisory fee and expense ratio to those of a Lipper expense peer group for the Fund. The Independent Trustees considered that management fees as reported by Lipper include separate administrative and accounting fees for the Fund as well as the funds in the expense group, to the extent the expense group funds pay separate administrative and accounting fees. The expense peer group consists of the Fund and other funds in a Lipper category underlying variable insurance products, as classified by Lipper (“expense group”).

The Independent Trustees considered that LIAC does not manage the day-to-day portfolio of the Fund, but had delegated those duties to an unaffiliated sub-adviser. The Independent Trustees concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.

LVIP JPMorgan High Yield Fund–29

LVIP JPMorgan High Yield Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement with LIAC (continued)

The Independent Trustees noted that the investment management fees for the Fund were above the average investment management fee of the Lipper expense group. The Independent Trustees considered that LIAC proposed to implement an advisory fee waiver of .05% on assets over $250 million. On the basis of the information provided, the Independent Trustees concluded that the Fund’s investment management fee was reasonable in light of the nature, quality and extent of services provided by LIAC.

The Independent Trustees considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Independent Trustees considered that LIAC had a breakpoint in the investment management fee schedule and had implemented an advisory fee waiver and concluded that economies of scale were appropriately shared with investors.

The Independent Trustees also reviewed the profitability analysis to LIAC and its affiliates with respect to the Fund individually and the Funds group overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Independent Trustees reviewed materials provided by LIAC and Lincoln as to any such benefits. Lincoln Insurance Companies receive and retain 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Independent Trustees also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from Lincoln Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates may benefit from economies of scale with the Fund when it bargains together with the Fund for certain services. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums will be allocated to the Fund as received.

Approval of Sub-Advisory Agreement with J.P. Morgan

In considering the renewal of the sub-advisory agreement between LIAC and J.P. Morgan Investment Management, Inc. (“JP Morgan”) on behalf of the Fund, the Independent Trustees considered the nature, extent and quality of services provided by JP Morgan under the sub-advisory agreement. The Independent Trustees reviewed the services provided by JP Morgan, the background of the investment professionals servicing the Fund and the reputation, resources and investment approach of JP Morgan. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance matters.

The Independent Trustees reviewed the Fund’s return compared to the average return of a Lipper performance group of high current yield funds and the Barclays Capital U.S. High Yield 2% Issuer Cap Index. The Independent Trustees noted that the Fund’s one year return was below the average of the Lipper performance group and the benchmark index. The Independent Trustees considered the reasons provided by the sub-adviser for the relative underperformance and noted that the Fund had commenced operations on April 30, 2010, which was a relatively short period to evaluate performance. The Independent Trustees concluded that the services provided by JP Morgan were satisfactory.

The Independent Trustees reviewed the sub-advisory fee schedule, which contains breakpoints, and noted that the sub-advisory fee schedule was somewhat higher than other similar funds sub-advised by JP Morgan and below the average of the Lipper contractual sub-adviser fees expense group. The Independent Trustees considered that the sub-advisory fee schedule was negotiated between LIAC and JP Morgan, an unaffiliated third party. The Independent Trustees concluded that the sub-advisory fees were reasonable.

With respect to profitability, the Independent Trustees considered information regarding JP Morgan’s estimated profitability from providing sub-advisory services to the Fund. The Independent Trustees noted the sub-advisory fee schedule was negotiated between LIAC and JP Morgan, an unaffiliated third party, and that LIAC compensated JP Morgan from its fees, and concluded that JP Morgan’s estimated profitability was not unreasonable.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Independent Trustees determined that the terms of the investment management agreement and sub-advisory agreement for the Fund continue to be fair and reasonable, and that the continuation of each such agreement is in the best interests of the Fund and recommended the renewal of the respective agreements to the Board of Trustees.

LVIP JPMorgan High Yield Fund–30

Officer/Trustee Information for Lincoln VIP Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Fidelity Investments	71	N/A

Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	71	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.

Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Retired; Formerly, Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	71	N/A

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	71	N/A

Gary D. Lemon, PH.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly, Advisory Trustee since November 2004	Joseph Percival Allen III University Professor, James W. Emerson Director of the Robert C. McDermond Center for Management and Entrepreneurship, Professor of Economics and Management, DePauw University	71	N/A

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C.	71	Associated Grocers of New England

Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; Formerly, President Emeritus, Indiana Health Association; Formerly, President, Indiana Hospital & Health Association	71	Advisory Board of Harris Bank

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC.	71	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since June 2011	Senior Vice President and Treasurer, Lincoln National Corporation; Formerly, Senior Vice President, Head of Insurance & Retirement Solutions Financial Management	N/A	N/A

LVIP JPMorgan High Yield Fund–31

Officer/Trustee Information for Lincoln VIP Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Jill R. Whitelaw, Esq.[1] Radnor Financial Center, 150 N. Radnor Chestor Rd, Radnor, PA 19087 YOB: 1963	Vice President, Secretary, and Chief Legal Officer	Vice President, Secretary, and Chief Legal Officer since December 2012; Formerly, Secretary and Chief Legal Officer since June 2011	Vice President and Chief Counsel–Fund Management, The Lincoln National Life Insurance Company; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corp.; Formerly, Of Counsel–Montgomery, McCracken, Walker & Rhoades; Director–Merrill Lynch, Pierce, Fenner & Smith	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, Director of Funds Management, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Vice President since December 2012	Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Blake W. Martin[1] Radnor Financial Center, 150 N. Radnor Chester Rd, Radnor, PA 19087 YOB: 1956	Vice President	Vice President since December 2012	Vice President and Head of Corporate Tax, Lincoln National Corporation; Formerly, Independent Consultant and Managing Director at Smart Business Advisory and Consulting, LLC.	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President since June 2011 and Chief Compliance Officer since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A

David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011	Vice President, Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly, Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A

LVIP JPMorgan High Yield Fund–32

Officer/Trustee Information for Lincoln VIP Trust (unaudited) (continued)

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*	The Trust Complex is comprised of the 66 Series of the Lincoln Variable Insurance Products Trust and the 5 Series of the Lincoln Advisors Trust.

[1]

All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940, by reason of their being officers of Lincoln Investment Advisors Corporation.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP JPMorgan High Yield Fund–33

LVIP MFS International Growth Fund

LVIP MFS International Growth Fund

a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2012

LVIP MFS International Growth Fund

LVIP MFS International Growth Fund

2012 Annual Report Commentary (unaudited)

Managed by:

The Fund returned 19.40% (Standard Class shares with distributions reinvested) for the year ended December 31, 2012, while its benchmark, the MSCI EAFE Index (net dividends)* returned 17.32%.

Just prior to the beginning of the reporting period, markets were roiled by several global concerns. These included the aftermath of the U.S. sovereign debt-ceiling debacle, the path of euro zone integration and the scope of its bailout facilities, and the likelihood of a Chinese hard landing. Amidst this turmoil, global equity markets had declined sharply and credit spreads widened. At the same time, global consumer and producer sentiment indicators had fallen precipitously, while highly-rated sovereign bond yields hit multi-decade lows.

During the first half of the period, however, additional liquidity from the U.S. Federal Reserve (in the form of “Operation Twist”) and the European Central Bank (in the form of 3-year, Long Term Refinancing Operations, or LTROs), coupled with healthier global macroeconomic conditions led by moderate but sustained U.S. growth, ushered in improved market dynamics.

During the latter part of the period, market trends were more mixed. Worsening conditions were driven by broadly weaker global macroeconomic indicators, as well as renewed concerns over the euro zone’s capacity and determination to address its ongoing crisis. However, broad market sentiment remained relatively resilient, as equity markets generally maintained gains and credit spreads did not indicate deterioration. A new round of monetary easing by the Fed (QE3) and the ECB (rate cut and a new bond purchase facility) towards the end of the period instilled additional confidence in risk markets. Nonetheless, towards the end of the period, weaker equity earnings reports and declining forward guidance caused market sentiment to soften.

Stock selection in the technology sector contributed to the Fund’s performance relative to the MSCI EAFE Index. Holdings of semiconductor manufacturer Taiwan Semiconductor (Taiwan), South Korean microchip and electronics manufacturer Samsung Electronics, and Dutch semiconductor company ASML Holding aided relative returns as all three stocks turned in strong performance over the reporting period.

Security selection in the special products & services and industrial goods & services sectors also contributed to relative performance. There were no stocks within either sector that were among the Fund’s top relative contributors for the period.

Stock selection in the retailing sector also aided relative performance. Within the sector, holdings of strong-performing fashion distributor Inditex (Spain) and luxury goods company LVMH (France) benefited relative results.

An underweight allocation to the utilities & communications sector was another factor that positively impacted relative performance. Here, the

Fund’s avoidance of weak-performing voice and data communications services company Vodafone (United Kingdom) boosted relative results.

Stocks in other sectors that contributed to relative performance included airline services provider Copa Holdings, investment manager Aberdeen Asset Management (United Kingdom), and Dutch brewer Heineken (Netherlands) as all three stocks posted strong returns for the period. In addition, the Fund’s avoidance of global energy and petrochemicals company Royal Dutch Shell (Netherlands), which underperformed the market, benefited relative results.

The combination of an underweight position and stock selection in the financial services sector hindered relative results. Holdings of financial services firm Itau Unibanco Holding held back relative performance as the stock turned in weak performance for the period.

Elsewhere, holdings of telecommunications service providers China Unicom Hong Kong (Hong Kong) and TIM Participacoes (Brazil), Israeli-headquartered security software provider Check Point Software Technologies, oil and gas company BG Group (United Kingdom), mining company Iluka Resources (Australia), oil and gas exploration company INPEX (Japan), food and beverage producer Danone (France), and energy company China Petroleum & Chemical (China) weakened relative performance as all eight stocks lagged the index. The Funds’ positions in TIM Participacoes, and China Petroleum & Chemical were sold off prior to year end.

The Fund’s cash and/or cash equivalents position was another negative factor for relative performance. The Fund strives to be fully invested and only holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the Fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

David A. Antonelli

Kevin M. Dawn

MFS Investment Management

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP MFS International Growth Fund–1

LVIP MFS International Growth Fund

2012 Annual Report Commentary (unaudited) (continued)

Growth of $10,000 invested 12/31/02 through 12/31/12

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP MFS International Growth Fund Standard Class shares on 12/31/02. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2012, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $23,167. For comparison, look at how the MSCI EAFE Index did over the same period. The same $10,000 investment would have increased to $22,044. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

Average annual total returns on investment	Ended 12/31/12

Standard Class Shares
One Year	+19.40%
Five Years	–3.33%
Ten Years	+8.76%

Service Class Shares
One Year	+19.11%
Five Years	–3.57%
Inception (4/30/07)	–0.71%
*	The MSCI EAFE Index (net dividends) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets (Europe, Austral/Asia and the Far East), excluding the U.S. and Canada.

Commencing October 1, 2010, Massachusetts Financial Services Company (MFS) replaced Marsico Capital Management, LLC as the Fund’s sub-advisor.

LVIP MFS International Growth Fund–2

LVIP MFS International Growth Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2012 to December 31, 2012

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs in curred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2012 to December 31, 2012.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Annualized Expense Ratio	Expenses Paid During Period 7/1/12 to 12/31/12*
Actual
Standard Class Shares	$1,000.00	$1,125.20	1.01%	$5.40
Service Class Shares	1,000.00	1,123.90	1.26%	6.73
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,020.06	1.01%	$5.13
Service Class Shares	1,000.00	1,018.80	1.26%	6.39
*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP MFS International Growth Fund–3

LVIP MFS International Growth Fund

Security Type/Country and Sector Allocations

and Top 10 Equity Holdings (unaudited)

As of December 31, 2012

Security Type/Country	Percentage of Net Assets
Common Stock	98.67%
Australia	2.25%
Brazil	3.40%
Canada	3.36%
Chile	0.57%
China	0.49%
Denmark	2.31%
Finland	0.78%
France	13.70%
Germany	8.49%
Hong Kong	4.54%
India	0.71%
Indonesia	0.49%
Ireland	2.13%
Israel	2.40%
Italy	0.77%
Japan	11.19%
Macau	0.80%
Mexico	0.52%
Netherlands	2.85%
Panama	1.11%
Peru	0.98%
Republic of Korea	1.26%
Russia	0.70%
South Africa	0.61%
Spain	1.74%
Sweden	0.88%
Switzerland	9.33%
Taiwan	1.69%
Thailand	1.40%
United Kingdom	16.31%
United States	0.91%
Money Market Mutual Fund	1.22%
Total Value of Securities	99.89%
Receivables and Other Assets Net of Liabilities	0.11%
Total Net Assets	100.00%

Sector designations may be different than the sector designations presented in other Fund materials.

Sector	Percentage of Net Assets
Aerospace & Defense	1.01%
Airlines	1.11%
Automobiles	3.54%
Beverages	7.03%
Capital Markets	1.53%
Chemicals	5.47%
Commercial Banks	7.43%
Communications Equipment	0.88%
Construction & Engineering	0.94%
Distributor	1.60%
Diversified Financial Services	0.64%
Diversified Telecommunication Services	1.14%
Electrical Equipment	1.30%
Energy Equipment & Services	1.20%
Food & Staples Retailing	2.91%
Food Products	5.40%
Health Care Equipment & Supplies	2.14%
Health Care Providers & Services	1.11%
Hotels, Restaurants & Leisure	3.04%
Household Durables	3.83%
Insurance	1.40%
Internet Software & Services	0.79%
IT Services	2.75%
Life Sciences Tools & Services	0.91%
Machinery	2.75%
Marine	0.98%
Media	1.06%
Metals & Mining	2.68%
Multiline Retail	0.83%
Oil, Gas & Consumable Fuels	3.57%
Personal Products	0.74%
Pharmaceuticals	4.59%
Professional Services	2.66%
Real Estate Management & Development	0.32%
Road & Rail	1.80%
Semiconductors & Semiconductor Equipment	3.45%
Software	4.44%
Specialty Retail	1.79%
Textiles, Apparel & Luxury Goods	4.00%
Tobacco	2.28%
Trading Companies & Distributors	1.02%
Wireless Telecommunication Services	0.61%
Total	98.67%

LVIP MFS International Growth Fund–4

LVIP MFS International Growth Fund

Security Type/Country and Sector Allocations and Top 10 Equity Holdings (unaudited) (continued)

Holdings are for informational purpose only and are subject to change at any time. They are not a recommendation to buy, sell. or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
LVMH Moet Hennessy Louis Vuitton	2.79%
Danone	2.72%
Nestle	2.45%
Diageo	2.45%
Japan Tobacco	2.28%
Compass Group	2.24%
Reckitt Benckiser Group	1.97%
Pernod-Ricard	1.89%
Linde	1.87%
Canadian National Railway	1.80%
Total	22.46%

LVIP MFS International Growth Fund–5

LVIP MFS International Growth Fund

Statement of Net Assets

December 31, 2012

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK–98.67%
Australia–2.25%
Iluka Resources	70,203	$679,093
Newcrest Mining	64,545	1,511,335
RioTinto	65,189	4,587,790

		6,778,218

Brazil–3.40%
BM&FBovespa	281,600	1,924,530
Cia Hering	93,300	1,912,456
Fleury	54,400	612,116
Itau Unibanco Holding ADR	190,980	3,143,531
Lojas Renner	26,000	1,012,204
LPS Brasil Consultoria de Imoveis	52,600	970,603
M Dias Branco	17,800	678,546

		10,253,986

Canada–3.36%
Canadian National Railway	59,540	5,418,735
Dollarama	25,180	1,494,956
Goldcorp	34,890	1,284,598
Suncor Energy	58,597	1,929,734

		10,128,023

Chile–0.57%
Banco Santander Chile ADR	59,925	1,707,263

		1,707,263

■China–0.49%
Guangzhou Automobile Group	1,644,000	1,482,346

		1,482,346

Denmark–2.31%
Carlsberg Class B	34,843	3,431,910
Novo Nordisk Class B	21,711	3,534,628

		6,966,538

Finland–0.78%
Kone Class B	31,883	2,357,432

		2,357,432

France–13.70%
Air Liquide	26,154	3,303,359
Cie Generale d’Optique Essilor International	27,781	2,801,172
Danone	124,452	8,195,741
Dassault Systemes	19,872	2,221,245
Legrand	15,529	658,815
L’Oreal	16,080	2,236,817
LVMH Moet Hennessy Louis Vuitton	45,535	8,401,580
Pernod-Ricard	49,075	5,692,216
Publicis Groupe	53,308	3,206,326
Schneider Electric	44,407	3,251,538
Technip	11,100	1,283,218

		41,252,027

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Germany–8.49%
Bayer	31,029	$2,958,196
Bayerische Motoren Werke	44,377	4,317,223
Brenntag	23,352	3,075,700
Fresenius Medical Care	39,764	2,743,468
Linde	32,275	5,644,958
SAP	49,008	3,939,817
Symrise	80,680	2,897,877

		25,577,239

■Hong Kong–4.54%
AIA Group	1,066,000	4,228,441
China Unicom Hong Kong	2,118,000	3,443,981
Dairy Farm International Holdings	108,900	1,187,010
Li & Fung	2,664,000	4,807,524

		13,666,956

India–0.71%
HDFC Bank ADR	52,190	2,125,177

		2,125,177

Indonesia–0.49%
Bank Rakyat Indonesia Persero	2,046,500	1,484,233

		1,484,233

Ireland–2.13%
Accenture Class A	62,500	4,156,250
Experian	140,804	2,270,027

		6,426,277

Israel–2.40%
†Check Point Software Technologies	100,010	4,764,476
†NICE Systems ADR	73,310	2,454,419

		7,218,895

Italy–0.77%
Saipem	59,622	2,321,839

		2,321,839

Japan–11.19%
Honda Motor	131,500	4,863,599
Inpex	474	2,531,762
Japan Tobacco	242,900	6,852,677
JGC	91,000	2,831,934
Lawson	60,600	4,105,360
OBIC	11,830	2,365,027
Santen Pharmaceutical	65,200	2,501,206
Sundrug	39,200	1,339,037
Unicharm	75,700	3,928,504
Yahoo Japan	7,317	2,366,071

		33,685,177

Macau–0.80%
Sands China	539,200	2,410,769

		2,410,769

LVIP MFS International Growth Fund–6

LVIP MFS International Growth Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Mexico–0.52%
†Grupo Financiero Santander Mexico Class B ADR	96,020	$1,553,604

		1,553,604

Netherlands–2.85%
Akzo Nobel	36,044	2,385,361
ASML Holding	23,438	1,509,642
Heineken	69,775	4,676,719

		8,571,722

Panama–1.11%
Copa Holdings Class A	33,600	3,341,520

		3,341,520

Peru–0.98%
Credicorp	20,200	2,960,512

		2,960,512

Republic of Korea–1.26%
Samsung Electronics	2,634	3,809,206

		3,809,206

Russia–0.70%
Gazprom ADR	217,290	2,100,206

		2,100,206

South Africa–0.61%
MTN Group	86,901	1,834,326

		1,834,326

Spain–1.74%
Amadeus IT Holding	69,617	1,758,852
Inditex	24,772	3,479,698

		5,238,550

Sweden–0.88%
Ericsson Class B	261,946	2,646,898

		2,646,898

Switzerland–9.33%
Cie Financiere Richemont	46,439	3,641,871
†Julius Baer Group	72,246	2,569,773
Kuehne & Nagel International	24,483	2,948,910
Nestle	113,110	7,372,837
Roche Holding	23,837	4,814,918
Schindler Holding	21,537	3,112,559
†Sonova Holding	32,753	3,627,694

		28,088,562

Taiwan–1.69%
Taiwan Semiconductor Manufacturing ADR	296,280	5,084,165

		5,084,165

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Thailand–1.40%
CPALL	1,425,400	$2,142,058
Siam Commercial Bank	349,700	2,067,811

		4,209,869

United Kingdom–16.31%
Aberdeen Asset Management	337,395	2,030,870
Bellway	98,573	1,666,021
BG Group	251,325	4,193,344
Capita	256,611	3,171,895
Compass Group	567,358	6,737,044
Croda International	57,228	2,237,448
Diageo	252,670	7,361,690
HSBC Holdings	329,118	3,488,662
Intertek Group	50,492	2,565,617
Reckitt Benckiser Group	93,523	5,938,630
†Rolls-Royce Holdings	212,410	3,047,617
Standard Chartered	148,773	3,851,393
Weir Group	91,200	2,821,056

		49,111,287

United States–0.91%
†Mettler-Toledo International	14,110	2,727,463

		2,727,463

Total Common Stock (Cost $249,293,856)		297,120,285

MONEY MARKET MUTUAL FUND–1.22%
Dreyfus Treasury & Agency Cash Management Fund	3,665,137	3,665,137

Total Money Market Mutual Fund (Cost $3,665,137)		3,665,137

LVIP MFS International Growth Fund–7

LVIP MFS International Growth Fund

Statement of Net Assets (continued)

TOTAL VALUE OF SECURITIES–99.89% (Cost $252,958,993)	$300,785,422
«RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.11%	323,929

NET ASSETS APPLICABLE TO 23,264,399 SHARES OUTSTANDING–100.00%	$301,109,351

NET ASSET VALUE–LVIP MFS INTERNATIONAL GROWTH FUND STANDARD CLASS ($163,119,989 / 12,610,272 Shares)	$12.935

NET ASSET VALUE–LVIP MFS INTERNATIONAL GROWTH FUND SERVICE CLASS ($137,989,362 / 10,654,127 Shares)	$12.952

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2012:
Shares of beneficial interest (unlimited authorization–no par)	$306,650,524
Undistributed net investment income	898,600
Accumulated net realized loss on investments	(54,261,076)
Net unrealized appreciation of investments and foreign currency	47,821,303

Total net assets	$301,109,351

r	Securities have been classified by country of origin. Classification by type of business has been presented on page 4.

■	Securities listed and traded on the Hong Kong Stock Exchange. These securities have significant business operations in China.

†	Non-income producing for the period.

«	Of this amount, $618,533 represents payable for securities purchased and $229,545 represents payable for fund shares redeemed as of December 31, 2012.

The following foreign currency exchange contracts were outstanding at December 31, 2012:1

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)	In Exchange For	Settlement Date	Unrealized Appreciation (Depreciation)
MNB	CAD 325,303	USD (326,936)	1/2/13	$563
MNB	CAD 35,510	USD (35,630)	1/3/13	118
MNB	CAD 24,271	USD (24,440)	1/4/13	(5)
MNB	CHF (6,213)	USD 6,794	1/3/13	7
MNB	CHF (815)	USD 893	1/4/13	3
MNB	DKK 516,600	USD (91,499)	1/3/13	(117)
MNB	EUR (88,136)	USD 116,610	1/2/13	304
MNB	EUR (7,613)	USD 10,063	1/3/13	17
MNB	IDR 188,027,176	USD (19,414)	1/2/13	91
MNB	JPY (12,498,969)	USD 144,959	1/4/13	874
MNB	SEK 225,498	USD (34,495)	1/2/13	190
MNB	ZAR 202,754	USD (23,598)	1/3/13	376

				$2,421

The use of foreign currency exchange contracts involve elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1]	See Note 7 in “Notes to Financial Statements.”

LVIP MFS International Growth Fund–8

LVIP MFS International Growth Fund

Statement of Net Assets (continued)

Summary of Abbreviations:

ADR–American Depositary Receipt

CAD–Canadian Dollar

CHF–Swiss Franc

DKK–Danish Krone

EUR–European Monetary Unit

IDR–Indonesian Rupiah

JPY–Japanese Yen

MNB–Mellon National Bank

SEK–Swedish Krona

USD–United States Dollar

ZAR–South African Rand

See accompanying notes, which are an integral part of the financial statements.

LVIP MFS International Growth Fund–9

LVIP MFS International Growth Fund

Statement of Operations

Year Ended December 31, 2012

LVIP MFS International Growth Fund

Statements of Changes in Net Assets

INVESTMENT INCOME:
Dividends	$6,032,815
Interest	4,264
Foreign tax withheld	(476,759)

5,560,320

EXPENSES:
Management fees	2,198,496
Distribution fees-Service Class	324,591
Custodian fees	157,747
Accounting and administration expenses	104,204
Reports and statements to shareholders	56,573
Professional fees	26,644
Pricing fees	6,760
Trustees’ fees	5,260
Other	15,476

2,895,751
Less expenses waived/reimbursed	(124,734)

Total operating expenses	2,771,017

NET INVESTMENT INCOME	2,789,303

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	(3,769,775)
Foreign currencies	45,829
Foreign currency exchange contracts	(189,269)

Net realized loss	(3,913,215)

Net change in unrealized appreciation (depreciation) of:
Investments	43,520,184
Foreign currencies	14,827
Foreign currency exchange contracts	2,490

Net change in unrealized appreciation (depreciation)	43,537,501

NET REALIZED AND UNREALIZED GAIN	39,624,286

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$42,413,589

See accompanying notes, which are an integral part of the financial statements.

	Year Ended
	12/31/12	12/31/11
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$2,789,303	$3,127,408
Net realized loss	(3,913,215)	(5,480,331)
Net change in unrealized appreciation (depreciation)	43,537,501	(21,628,087)

Net increase (decrease) in net assets resulting from operations	42,413,589	(23,981,010)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(1,112,711)	(2,235,805)
Service Class	(676,143)	(3,231,176)

	(1,788,854)	(5,466,981)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	88,618,859	28,638,738
Service Class	23,039,625	58,848,433
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	1,112,711	2,235,805
Service Class	676,143	3,231,176

	113,447,338	92,954,152

Cost of shares repurchased:
Standard Class	(15,292,869)	(164,337,515)
Service Class	(25,324,371)	(29,109,038)

	(40,617,240)	(193,446,553)

Increase (decrease) in net assets derived from capital share transactions	72,830,098	(100,492,401)

NET INCREASE (DECREASE) IN NET ASSETS	113,454,833	(129,940,392)
NET ASSETS:
Beginning of year	187,654,518	317,594,910

End of year	$301,109,351	$187,654,518

Undistributed net investment income	$898,600	$41,463

See accompanying notes, which are an integral part of the financial statements.

LVIP MFS International Growth Fund–10

LVIP MFS International Growth Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP MFS International Growth Fund Standard Class
			Year Ended
	12/31/12	12/31/11	12/31/10[1]	12/31/09	12/31/08
Net asset value, beginning of period	$10.913	$12.500	$11.135	$8.263	$18.071

Income (loss) from investment operations:
Net investment income[2]	0.155	0.157	0.102	0.086	0.170
Net realized and unrealized gain (loss)	1.960	(1.392)	1.351	2.875	(8.554)

Total from investment operations	2.115	(1.235)	1.453	2.961	(8.384)

Less dividends and distributions from:
Net investment income	(0.093)	(0.352)	(0.088)	(0.089)	(0.155)
Net realized gain	—	—	—	—	(1.269)

Total dividends and distributions	(0.093)	(0.352)	(0.088)	(0.089)	(1.424)

Net asset value, end of period	$12.935	$10.913	$12.500	$11.135	$8.263

Total return[3]	19.40%	(9.87% )	13.11%	35.85%	(48.94% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$163,120	$70,248	$217,264	$217,756	$171,362
Ratio of expenses to average net assets	1.01%	1.00%	1.03%	1.04%	1.00% [4]
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.06%	1.05%	1.05%	1.06%	1.05%
Ratio of net investment income to average net assets	1.29%	1.27%	0.93%	0.90%	1.29%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.24%	1.22%	0.91%	0.88%	1.24%
Portfolio turnover	36%	69%	207%	118%	118%

[1]	Commencing October 1, 2010, Massachusetts Financial Services Company (MFS) replaced Marsico Capital Management, LLC as the Fund’s sub-advisor.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Ratio for the year ended December 31, 2008, including fees paid indirectly in accordance with Securities and Exchange Commission rules, was 1.04%.

See accompanying notes, which are an integral part of the financial statements.

LVIP MFS International Growth Fund–11

LVIP MFS International Growth Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP MFS International Growth Fund Service Class
			Year Ended
	12/31/12	12/31/11	12/31/10[1]	12/31/09	12/31/08
Net asset value, beginning of period	$10.928	$12.516	$11.152	$8.277	$18.066

Income (loss) from investment operations:
Net investment income[2]	0.125	0.123	0.075	0.061	0.137
Net realized and unrealized gain (loss)	1.962	(1.389)	1.350	2.879	(8.541)

Total from investment operations	2.087	(1.266)	1.425	2.940	(8.404)

Less dividends and distributions from:
Net investment income	(0.063)	(0.322)	(0.061)	(0.065)	(0.116)
Net realized gain	—	—	—	—	(1.269)

Total dividends and distributions	(0.063)	(0.322)	(0.061)	(0.065)	(1.385)

Net asset value, end of period	$12.952	$10.928	$12.516	$11.152	$8.277

Total return[3]	19.11%	(10.10% )	12.82%	35.51%	(49.07% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$137,989	$117,407	$100,331	$56,063	$24,426
Ratio of expenses to average net assets	1.26%	1.25%	1.28%	1.29%	1.25% [4]
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.31%	1.30%	1.30%	1.31%	1.30%
Ratio of net investment income to average net assets	1.04%	1.02%	0.68%	0.65%	1.04%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.99%	0.97%	0.66%	0.63%	0.99%
Portfolio turnover	36%	69%	207%	118%	118%

[1]	Commencing October 1, 2010, Massachusetts Financial Services Company (MFS) replaced Marsico Capital Management, LLC as the Fund’s sub-advisor.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Ratio for the year ended December 31, 2008, including fees paid indirectly in accordance with Securities and Exchange Commission rules, was 1.29%.

See accompanying notes, which are an integral part of the financial statements.

LVIP MFS International Growth Fund–12

LVIP MFS International Growth Fund

Notes to Financial Statements

December 31, 2012

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 66 series (Series). These financial statements and the related notes pertain to the LVIP MFS International Growth Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered non-diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is long-term capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Short-term debt securities having less than 60 days to maturity are valued using the evaluated mean. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2009–December 31, 2012), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. Such changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

LVIP MFS International Growth Fund–13

LVIP MFS International Growth Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2012.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2012.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (LIAC) is a registered investment advisor and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 1.00% of the first $50 million of the average daily net assets of the Fund; 0.95% of the next $50 million; 0.90% on the next $50 million; 0.85% on the next $100 million; and 0.80% of the average daily net assets of the Fund in excess of $250 million.

LIAC has contractually agreed to waive a portion of its advisory fee. Effective October 1, 2012, the waiver amount is 0.05% on the first $250 million and 0.10% in excess of $250 million of the Fund’s average daily net assets. Prior to October 1, 2012, the waiver amount was 0.05% on the first $400 million of the Fund’s average daily net assets. This agreement will continue at least through April 30, 2013, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

Massachusetts Financial Services Company (MFS) (Sub-Advisor) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Advisor a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund paid Lincoln Life a fee at an annual rate of 0.008% of the average daily net assets of the Fund and reimbursed Lincoln Life for the cost of internal legal services. For the year ended December 31, 2012, fees for these administrative and legal services amounted to $19,323 and $2,387 respectively. Beginning January 1, 2013, the Trust will reimburse Lincoln Life for the cost of administrative and internal legal services.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2012, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$208,437
Distribution fees payable to LFD	29,032

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The Fund pays the compensation of unaffiliated trustees.

LVIP MFS International Growth Fund–14

LVIP MFS International Growth Fund

Notes to Financial Statements (continued)

3. Investments

For the year ended December 31, 2012, the Fund made purchases of $157,136,227 and sales of $85,099,753 of investment securities other than short-term investments.

At December 31, 2012, the cost of investments for federal income tax purposes was $256,516,083. At December 31, 2012, net unrealized appreciation was $44,269,339, of which $55,448,058 related to unrealized appreciation of investments and $11,178,719 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2012:

	Level 1	Level 2	Total
Common Stock	$56,976,369	$240,143,916	$297,120,285
Money Market Mutual Fund	3,665,137	—	3,665,137

Total	$60,641,506	$240,143,916	$300,785,422

Foreign Currency Exchange Contracts	$—	$2,421	$2,421

There were no Level 3 investments at the beginning or end of the year.

As a result of utilizing international fair value pricing, a portion of the Fund’s common stock investments were categorized as Level 2. During the year ended December 31, 2012, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the year. In accordance with the fair value procedures described in Note 1, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2012 and 2011 was as follows:

	Year Ended 12/31/12	Year Ended 12/31/11
Ordinary income	$1,788,854	$5,466,981

LVIP MFS International Growth Fund–15

LVIP MFS International Growth Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis

As of December 31, 2012, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$306,650,524
Undistributed ordinary income	1,036,844
Accumulated capital and other losses	(50,839,783)
Unrealized appreciation	44,261,766

Net assets	$301,109,351

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, mark-to-market on foreign currency contracts and tax treatment of unrealized gain on passive foreign investment companies.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2012, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Loss
$(143,312)	$143,312

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Capital loss carryforwards remaining at December 31, 2012, if not utilized in future years, will expire as follows: $17,856,965 expires in 2016 and $24,423,915 expires in 2017.

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. The provisions of the Act were effective for the Fund’s calendar year ended December 31, 2011. The Act provides for the unlimited carryover of future capital losses; however there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss, whereas before the Act, capital losses carried forward were treated as short-term.

At December 31, 2012, $3,411,887 of short-term losses and $4,198,602 of long-term losses were carried forward under the Act.

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/12	Year Ended 12/31/11
Shares sold:
Standard Class	7,335,874	2,304,813
Service Class	1,942,367	4,835,883
Shares issued upon reinvestment of dividends and distributions:
Standard Class	87,808	203,569
Service Class	53,338	294,509

	9,419,387	7,638,774

Shares repurchased:
Standard Class	(1,250,577)	(13,452,335)
Service Class	(2,084,872)	(2,403,320)

	(3,335,449)	(15,855,655)

Net increase (decrease)	6,083,938	(8,216,881)

7. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

LVIP MFS International Growth Fund–16

LVIP MFS International Growth Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities they already own that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Fair values of derivative instruments as of December 31, 2012 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Forward currency exchange contracts (Foreign currency exchange contracts)	Receivables and other assets net of liabilities	$2,543	Receivables and other assets net of liabilities	$(122)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2012 was as follows:

	Location of Gain or Loss on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Forward currency exchange contracts (Foreign currency exchange contracts)	Net realized gain on foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$45,829	$2,490

Derivatives Generally–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2012. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2012.

	Asset Derivative Volume	Liability Derivative Volume
Foreign currency exchange contracts (average cost)	$349,845	$808,590

8. Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to LIAC the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. As of December 31, 2012, there were no Rule 144A securities and no securities have been determined to be illiquid.

LVIP MFS International Growth Fund–17

LVIP MFS International Growth Fund

Notes to Financial Statements (continued)

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP MFS International Growth Fund–18

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP MFS International Growth Fund

We have audited the accompanying statement of net assets of the LVIP MFS International Growth Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012 by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP MFS International Growth Fund of the Lincoln Variable Insurance Products Trust at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

February 18, 2013

LVIP MFS International Growth Fund–19

LVIP MFS International Growth Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2012, the Fund designates distributions paid during the year as follows:

(A) Long-Term Capital Gains Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
0.00%	100.00%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management Agreement and Sub-Advisory Agreements

On August 29 and September 10, 2012, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “LVIP Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the LVIP Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal or approval of the sub-advisory agreement with various sub-advisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the LVIP Trust (each a “Fund”).

The trustees who are not “interested persons” of the LVIP Trust (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and the sub-advisers prior to the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also received information about the Funds throughout the year in connection with the regular quarterly Board meetings from LIAC and, as applicable, the various portfolio management teams providing services to the Funds.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, LVIP Trust officers and Lincoln Life and LIAC employees to consider the renewal of the Advisory Agreements. In considering the renewal or approval of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered, among others, the factors listed below and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed or approved and accordingly, recommended to the Board of Trustees the renewal or approval of the Advisory Agreements.

Approval of Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Independent Trustees considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel, resources, compliance and LIAC’s criteria for review of the sub-adviser’s performance. The Independent Trustees reviewed the services provided by LIAC in serving as investment adviser, the personnel providing the investment management services and compliance staff, regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-adviser. The Independent Trustees noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Independent Trustees also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. Based on this information, the Independent Trustees concluded that the services provided by LIAC were satisfactory.

The Independent Trustees reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2012, for the Fund compared to the average performance of a performance universe of funds in a Lipper category underlying variable insurance products (“performance group”) and a benchmark index.

The Independent Trustees reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee, sub-advisory fee and expense ratio to those of a Lipper expense peer group for the Fund. The Independent Trustees considered that management fees as reported by Lipper include separate administrative and accounting fees for the Fund as well as the funds in the expense group, to the extent the expense group funds pay separate administrative and accounting fees. The expense peer group consists of the Fund and other funds in a Lipper category underlying variable insurance products, as classified by Lipper (“expense group”).

LVIP MFS International Growth Fund–20

LVIP MFS International Growth Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement with LIAC (continued)

The Independent Trustees considered that LIAC does not manage the day-to-day portfolio of the Fund, but had delegated those duties to an unaffiliated sub-adviser. The Independent Trustees concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.

The Independent Trustees considered that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2013 of .05% on assets up to $400 million. The Independent Trustees noted that the investment management fees for the Fund, giving effect to the advisory fee waiver, were above the average investment management fee of the Lipper expense group. The Independent Trustees also considered that LIAC proposed to expand the advisory fee waiver to .10% on all assets over $250 million. On the basis of the information provided, the Independent Trustees concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable in light of the nature, quality and extent of services provided by LIAC.

The Independent Trustees considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Independent Trustees considered that the Fund had breakpoints in the investment management fee schedule and that LIAC had implemented an advisory fee waiver for the Fund and concluded that economies of scale were appropriately shared with investors.

The Independent Trustees also reviewed the profitability analysis to LIAC and its affiliates with respect to the Fund individually and the Funds group overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Independent Trustees reviewed materials provided by LIAC and Lincoln as to any such benefits. Lincoln Insurance Companies receive and retain 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Independent Trustees also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from Lincoln Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates may benefit from economies of scale with the Fund when it bargains together with the Fund for certain services. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums will be allocated to the Fund as received.

Approval of Sub-Advisory Agreement with MFS

In considering the renewal of the sub-advisory agreement between LIAC and Massachusetts Financial Services Company (“MFS”) on behalf of the Fund, the Independent Trustees considered the nature, extent and quality of services to be provided by MFS under the sub-advisory agreement. The Independent Trustees reviewed the services provided by MFS, the background of the investment professionals servicing the Fund, and the reputation, resources and the investment approach of MFS. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and its compliance program.

The Independent Trustees reviewed the Fund’s return compared to the average return of the Lipper performance group of international growth funds and the MSCI EAFE Net Index. The Independent Trustees noted that the Fund’s one year, three year and five year returns were above the average return of the Lipper performance group and the benchmark index. The Independent Trustees concluded that the services provided by MFS were satisfactory.

The Independent Trustees reviewed the sub-advisory fee schedule for the Fund, which contains breakpoints, and noted that the sub-advisory fees were within range of fees charged to comparable registered funds subadvised by MFS and below the average of the Lipper contractual sub-adviser fees expense group. The Independent Trustees considered that the sub-advisory fee schedule was negotiated between LIAC and MFS, an unaffiliated third party. The Independent Trustees concluded that the sub-advisory fees were reasonable.

With respect to profitability, the Independent Trustees considered information regarding MFS’s estimated profitability from providing sub-advisory services to the Fund and noted that the sub-advisory fee was negotiated between LIAC and MFS, an unaffiliated third party, and that LIAC compensates MFS from its fees. The Independent Trustees concluded that estimated profitability was not unreasonable. The Independent Trustees reviewed materials provided by MFS as to any additional benefits it receives and noted that MFS has the ability to obtain research with soft dollars that may or may not be used for the Fund and may be used for the benefit of other clients of MFS and that Lincoln Life affiliated companies distribute some MFS products.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Independent Trustees determined that the terms of the investment management agreement and sub-advisory agreement for the Fund continue to be fair and reasonable, and that the continuation of each such agreement is in the best interests of the Fund and recommended the renewal of the respective agreements to the Board of Trustees.

LVIP MFS International Growth Fund–21

Officer/Trustee Information for Lincoln VIP Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009 ; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Fidelity Investments	71	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	71	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Retired; Formerly, Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	71	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	71	N/A
Gary D. Lemon, PH.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly, Advisory Trustee since November 2004	Joseph Percival Allen III University Professor, James W. Emerson Director of the Robert C. McDermond Center for Management and Entrepreneurship, Professor of Economics and Management, DePauw University	71	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C.	71	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; Formerly, President Emeritus, Indiana Health Association; Formerly, President, Indiana Hospital & Health Association	71	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC.	71	N/A
Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since June 2011	Senior Vice President and Treasurer, Lincoln National Corporation; Formerly, Senior Vice President, Head of Insurance & Retirement Solutions Financial Management	N/A	N/A

LVIP MFS International Growth Fund–22

Officer/Trustee Information for Lincoln VIP Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Jill R. Whitelaw, Esq.[1] Radnor Financial Center, 150 N. Radnor Chestor Rd, Radnor, PA 19087 YOB: 1963	Vice President, Secretary, and Chief Legal Officer	Vice President, Secretary, and Chief Legal Officer since December 2012; Formerly, Secretary and Chief Legal Officer since June 2011	Vice President and Chief Counsel–Fund Management, The Lincoln National Life Insurance Company; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corp.; Formerly, Of Counsel–Montgomery, McCracken, Walker & Rhoades; Director–Merrill Lynch, Pierce, Fenner & Smith	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, Director of Funds Management, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln Insurance Company	N/A	N/A
Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Vice President since December 2012	Vice President, The Lincoln National Life Insurance Company	N/A	N/A
Blake W. Martin[1] Radnor Financial Center, 150 N. Radnor Chester Rd, Radnor, PA 19087 YOB: 1956	Vice President	Vice President since December 2012	Vice President and Head of Corporate Tax, Lincoln National Corporation; Formerly, Independent Consultant and Managing Director at Smart Business Advisory and Consulting, LLC.	N/A	N/A
John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959 May 2007	Vice President and Chief Compliance Officer	Vice President since June 2011 and Chief Compliance Officer since	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A
David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011	Vice President, Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly, Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A

LVIP MFS International Growth Fund–23

Officer/Trustee Information for Lincoln VIP Trust (unaudited) (continued)

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*	The Trust Complex is comprised of the 66 Series of the Lincoln Variable Insurance Products Trust and the 5 Series of the Lincoln Advisors Trust.

[1]

All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the Invesment Company Act of 1940, by reason of their being officers of Lincoln Investment Advisors Corporation.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP MFS International Growth Fund–24

LVIP MFS Value Fund

LVIP MFS Value Fund

a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2012

LVIP MFS Value Fund

LVIP MFS Value Fund

2012 Annual Report Commentary (unaudited)

Managed by:

The Fund returned 16.33% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2012, while its benchmark, the Russell 1000® Value index*, returned 17.51%.

In the aftermath of additional liquidity measures by the Federal Reserve Bank (Fed) in the form of “Operation Twist”, the European Central Bank (ECB) in the form of Long Term Refinancing Operations, and a commensurate improvement in macroeconomic conditions, the beginning of the period was characterized by a risk-on sentiment. During this time, global equity valuations rose, credit spreads contracted, and high-quality sovereign yields increased modestly.

During the middle of the period, however, conditions worsened, driven by broadly weaker global macroeconomic indicators, as well as renewed concerns over the eurozone’s capacity and determination to address its ongoing crisis. Despite this deterioration, broad market sentiment remained relatively resilient as equity markets generally maintained gains and credit spreads did not indicate deterioration.

However, this renewed weakness in the fundamentals precipitated a further round of monetary easing by the Fed (QE3) and the ECB (rate cut and a new bond purchase facility) in the second half of the period, which soon instilled additional confidence in risk markets. Nonetheless, towards the end of the period, weaker equity earnings reports and declining forward guidance caused market sentiment to soften. In addition, as we moved toward year end, the fiscal cliff negotiations between the Republicans in the U.S. Congress and President Obama were a particular source of market attention, where uncertainty surrounding the fiscal negotiations continued right up to the end-of-year deadline.

The combination of stock selection and an underweight position in the financial services sector detracted from performance relative to the Russell 1000 Value Index. The Fund’s underweight position in financial services firm Bank of America (in which the Fund’s position was sold off prior to year end), and not owning shares of strong-performing financial services firm Citigroup, held back relative performance. The Fund’s holdings of consumer and business payment processor Western Union also weakened relative results.

Stock selection in the retailing sector dampened relative returns. There were no individual securities within this sector that were among the Fund’s top relative detractors for the reporting period.

Stocks in other sectors that detracted from relative performance included voice and data communications services company Vodafone Group, oil and gas exploration and production company Occidental Petroleum, tobacco company Philip Morris, global food company General Mills, diversified technology products and services company IBM, and semiconductor company Intel. However, it was our positioning in Intel that detracted from performance. We were underweight shares of Intel for the first half of the year when its share price outperformed and overweight during the second half of the year following the benchmarks reconstitution when its shares underperformed the market.

The Fund’s cash and/or cash equivalents position was also a detractor from relative performance. The Fund strives to be fully invested and only holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the Fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Security selection in the technology sector aided relative performance. The Fund’s underweight position in shares of poor-performing computer products and services provider Hewlett-Packard helped relative returns. Holdings of enterprise software products maker Oracle also supported relative returns as the stock outperformed the benchmark during the reporting period.

An underweight allocation to the utilities & communications sector boosted relative performance. Within this sector, the Fund’s avoidance of poor-performing electric company Exelon strengthened relative results.

Stock selection in the basic materials section also supported relative performance. Holdings of stand-out-performing chemical company PPG Industries aided results during the reporting period.

Elsewhere, holdings of investment banking firm Goldman Sachs Group, alcoholic drink producer Diageo, specialty chemicals producer Sherwin Williams, management consulting firm Accenture, and global financial services firm JPMorgan Chase were among the Fund’s top relative contributors. An underweight position in household products maker Procter & Gamble also helped as its shares performed poorly during the reporting period. The Fund’s position in Sherwin Williams was sold off prior to year end.

Steve Gorham

Nevin Chitkara

Massachusetts Financial Services Company

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP MFS Value Fund–1

LVIP MFS Value Fund

2012 Annual Report Commentary (unaudited) (continued)

Growth of $10,000 invested 12/31/02 through 12/31/12

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP MFS Value Fund Standard Class shares on 12/31/02. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/12, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $21,188. For comparison, look at how the Russell 1000® Value Index did over the same period. The same $10,000 investment would have increased to $20,399. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

Average annual total returns on investment	Ended 12/31/12

Standard Class Shares
One Year	+16.33%
Five Years	+ 1.21%
Ten Years	+ 7.80%

Service Class Shares
One Year	+16.04%
Five Years	+ 0.96%
Inception (4/30/07)	+ 1.08%

*	The Russell 1000® Value Index measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

Commencing November 15, 2006, Massachusetts Financial Services Company replaced Credit Suisse Asset Management, LLC as the Fund’s sub-adviser.

LVIP MFS Value Fund–2

LVIP MFS Value Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2012 to December 31, 2012

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analys is table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2012 to December 31, 2012.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Annualized Expense Ratio	Expenses Paid During Period 7/1/12 to 12/31/12*
Actual
Standard Class Shares	$1,000.00	$1,076.80	0.69%	$3.60
Service Class Shares	1,000.00	1,075.40	0.94%	4.90
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.67	0.69%	$3.51
Service Class Shares	1,000.00	1,020.41	0.94%	4.77

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP MFS Value Fund–3

LVIP MFS Value Fund

Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)

As of December 31, 2012

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets
Common Stock	98.74%
Aerospace & Defense	8.05%
Air Freight & Logistics	1.49%
Auto Components	1.67%
Automobiles	0.22%
Beverages	3.04%
Capital Markets	7.19%
Chemicals	2.30%
Commercial Banks	2.65%
Computers & Peripherals	0.14%
Construction & Engineering	0.15%
Diversified Financial Services	4.12%
Diversified Telecommunication Services	2.07%
Electric Utilities	0.19%
Energy Equipment & Services	0.22%
Food & Staples Retailing	1.43%
Food Products	4.28%
Health Care Equipment & Supplies	2.38%
Health Care Providers & Services	0.53%
Hotels, Restaurants & Leisure	0.40%
Household Durables	0.48%
Industrial Conglomerates	4.06%
Insurance	7.29%
IT Services	5.66%
Leisure Equipment & Products	0.85%
Life Sciences Tools & Services	0.97%
Machinery	2.32%
Media	5.60%
Multiline Retail	1.64%
Multi-Utilities	0.58%
Oil, Gas & Consumable Fuels	6.60%
Pharmaceuticals	9.49%
Professional Services	0.46%
Road & Rail	0.47%
Semiconductors & Semiconductor Equipment	0.62%
Software	1.51%
Specialty Retail	0.92%
Tobacco	5.08%
Wireless Telecommunication Services	1.62%
Convertible Preferred Stock	0.22%
Money Market Mutual Fund	1.00%
Total Value of Securities	99.96%
Receivables and Other Assets Net of Liabilities	0.04%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Philip Morris International	3.54%
JPMorgan Chase	3.50%
Lockheed Martin	3.38%
Pfizer	3.38%
Johnson & Johnson	3.16%
Goldman Sachs Group	2.58%
Accenture Class A	2.14%
AT&T	2.07%
Chevron	1.99%
United Technologies	1.97%
Total	27.71%

LVIP MFS Value Fund–4

LVIP MFS Value Fund

Statement of Net Assets

December 31, 2012

	Number of Shares	Value (U.S. $)

COMMON STOCK–98.74%
Aerospace & Defense–8.05%
Honeywell International	217,790	$13,823,131
Lockheed Martin	285,670	26,364,484
Northrop Grumman	106,700	7,210,786
United Technologies	186,920	15,329,309

		62,727,710

Air Freight & Logistics–1.49%
United Parcel Service Class B	157,360	11,602,153

		11,602,153

Auto Components–1.67%
†Delphi Automotive	123,540	4,725,405
Johnson Controls	270,480	8,303,736

		13,029,141

Automobiles–0.22%
†General Motors	60,640	1,748,251

		1,748,251

Beverages–3.04%
Coca-Cola Enterprises	66,820	2,120,199
Diageo	509,531	14,845,487
Dr Pepper Snapple Group	75,020	3,314,384
PepsiCo	49,610	3,394,812

		23,674,882

Capital Markets–7.19%
Bank of New York Mellon	476,260	12,239,882
BlackRock	52,273	10,805,352
Franklin Resources	40,950	5,147,415
Goldman Sachs Group	157,660	20,111,110
State Street	164,130	7,715,751

		56,019,510

Chemicals–2.30%
Air Products & Chemicals	83,560	7,020,711
PPG Industries	80,770	10,932,220

		17,952,931

Commercial Banks–2.65%
PNC Financial Services Group	94,510	5,510,878
Wells Fargo	442,800	15,134,904

		20,645,782

Computers & Peripherals–0.14%
Hewlett-Packard	78,740	1,122,045

		1,122,045

Construction & Engineering–0.15%
Fluor	19,440	1,141,906

		1,141,906

Diversified Financial Services–4.12%
JPMorgan Chase	619,760	27,250,847

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Diversified Financial Services (continued)
Moody’s	96,030	$4,832,230

		32,083,077

Diversified Telecommunication Services–2.07%
AT&T	478,730	16,137,988

		16,137,988

Electric Utilities–0.19%
PPL	50,780	1,453,831

		1,453,831

Energy Equipment & Services–0.22%
Transocean	38,450	1,716,793

		1,716,793

Food & Staples Retailing–1.43%
CVS Caremark	231,167	11,176,924

		11,176,924

Food Products–4.28%
Danone	118,387	7,796,333
General Mills	292,960	11,838,514
Kellogg	50,740	2,833,829
Nestle	134,563	8,771,206
Smucker (J.M.)	24,550	2,117,192

		33,357,074

Health Care Equipment & Supplies–2.38%
Becton Dickinson	51,110	3,996,291
Medtronic	208,290	8,544,056
St. Jude Medical	165,230	5,971,412

		18,511,759

Health Care Providers & Services–0.53%
Quest Diagnostics	70,260	4,094,050

		4,094,050

Hotels, Restaurants & Leisure–0.40%
McDonald’s	35,460	3,127,927

		3,127,927

Household Durables–0.48%
Procter & Gamble	54,785	3,719,354

		3,719,354

Industrial Conglomerates–4.06%
3M	142,890	13,267,337
Danaher	180,040	10,064,236
Tyco International	283,690	8,297,933

		31,629,506

Insurance–7.29%
ACE	111,520	8,899,296
Aon	150,070	8,343,892
Chubb	82,830	6,238,756

LVIP MFS Value Fund–5

LVIP MFS Value Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Insurance (continued)
MetLife	402,360	$13,253,738
Prudential Financial	173,840	9,270,887
Travelers	150,040	10,775,873

		56,782,442

IT Services–5.66%
Accenture Class A	251,140	16,700,810
†Fiserv	50,170	3,964,935
International Business Machines	74,970	14,360,504
MasterCard Class A	7,355	3,613,364
Western Union	401,110	5,459,107

		44,098,720

Leisure Equipment & Products–0.85%
Hasbro	183,760	6,596,984

		6,596,984

Life Sciences Tools & Services–0.97%
Thermo Fisher Scientific	118,040	7,528,591

		7,528,591

Machinery–2.32%
Eaton	127,230	6,895,866
Pentair	63,832	3,137,343
Stanley Black & Decker	109,062	8,067,316

		18,100,525

Media–5.60%
Comcast Special Class A	216,730	7,791,444
Disney (Walt)	279,940	13,938,213
McGraw-Hill	72,650	3,971,776
Omnicom Group	177,430	8,864,403
Viacom Class B	172,030	9,072,862

		43,638,698

Multiline Retail–1.64%
Kohl’s	51,060	2,194,559
Target	179,560	10,624,565

		12,819,124

Multi-Utilities–0.58%
PG&E	76,050	3,055,689
Public Service Enterprise Group	48,370	1,480,122

		4,535,811

Oil, Gas & Consumable Fuels–6.60%
Apache	55,760	4,377,160
Chevron	143,300	15,496,462
EOG Resources	44,790	5,410,184
Exxon Mobil	167,380	14,486,739
Occidental Petroleum	152,670	11,696,049

		51,466,594

Pharmaceuticals–9.49%
Abbott Laboratories	172,270	11,283,685

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Pharmaceuticals (continued)
Johnson & Johnson	351,320	$24,627,532
Merck	173,780	7,114,553
Pfizer	1,051,115	26,361,964
Roche Holding	22,731	4,591,514

		73,979,248

Professional Services–0.46%
Dun & Bradstreet	45,940	3,613,181

		3,613,181

Road & Rail–0.47%
Canadian National Railway	40,670	3,701,377

		3,701,377

Semiconductors & Semiconductor Equipment–0.62%
Intel	235,640	4,861,253

		4,861,253

Software–1.51%
Oracle	352,470	11,744,300

		11,744,300

Specialty Retail–0.92%
Advance Auto Parts	62,330	4,509,576
Staples	233,780	2,665,092

		7,174,668

Tobacco–5.08%
Altria Group	125,080	3,930,014
Lorillard	69,230	8,077,064
Philip Morris International	330,170	27,615,415

		39,622,493

Wireless Telecommunication Services–1.62%
Vodafone Group	5,024,060	12,650,786

		12,650,786

Total Common Stock (Cost $606,309,652)		769,587,389

LVIP MFS Value Fund–6

LVIP MFS Value Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

CONVERTIBLE PREFERRED STOCK–0.22%
PPL 9.50% exercise price $28.80, expiration date 7/1/13	18,140	$957,066
United Technologies 7.50% exercise price $98.52, expiration date 8/1/15	14,230	792,753

Total Convertible Preferred Stock (Cost $1,622,786)		1,749,819

	Number of Shares	Value (U.S. $)

MONEY MARKET MUTUAL FUND–1.00%
Dreyfus Treasury & Agency Cash Management Fund	7,796,930	$7,796,930

Total Money Market Mutual Fund (Cost $7,796,930)		7,796,930

TOTAL VALUE OF SECURITIES–99.96% (Cost $615,729,368)	779,134,138
«RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.04%	287,765

NET ASSETS APPLICABLE TO 30,206,209 SHARES OUTSTANDING–100.00%	$779,421,903

NET ASSET VALUE–LVIP MFS VALUE FUND STANDARD CLASS ($91,949,353 / 3,564,337 Shares)	$25.797

NET ASSET VALUE–LVIP MFS VALUE FUND SERVICE CLASS ($687,472,550 / 26,641,872 Shares)	$25.804

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2012:
Shares of beneficial interest (unlimited authorization–no par)	$695,688,684
Undistributed net investment income	6,426,168
Accumulated net realized loss on investments	(86,101,373)
Net unrealized appreciation of investments	163,408,424

Total net assets	$779,421,903

†	Non-income producing for the period.
«	Of this amount, $125,793 represents payable for securities purchased and $480,606 represents payable for fund shares redeemed as of December 31, 2012.

See accompanying notes, which are an integral part of the financial statements.

LVIP MFS Value Fund–7

LVIP MFS Value Fund

Statement of Operations

Year Ended December 31, 2012

LVIP MFS Value Fund

Statements of Changes in Net Assets

INVESTMENT INCOME:
Dividends	$20,955,271
Interest	11,862
Foreign tax withheld	(113,500)

20,853,633

EXPENSES:
Management fees	4,712,211
Distribution fees-Service Class	1,657,459
Accounting and administration expenses	322,827
Reports and statements to shareholders	85,248
Professional fees	33,939
Custodian fees	19,775
Trustees’ fees	17,352
Pricing fees	1,861
Other	19,444

6,870,116
Less expenses waived/reimbursed	(31,244)

Total operating expenses	6,838,872

NET INVESTMENT INCOME	14,014,761

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	9,465,510
Foreign currencies	11,421
Foreign currency exchange contracts	(17,654)

Net realized gain	9,459,277

Net change in unrealized appreciation (depreciation) of:
Investments	84,366,471
Foreign currencies	13,486

Net change in unrealized appreciation (depreciation)	84,379,957

NET REALIZED AND UNREALIZED GAIN	93,839,234

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$107,853,995

See accompanying notes, which are an integral part of the financial statements.

	Year Ended
	12/31/12	12/31/11
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$14,014,761	$11,733,122
Net realized gain (loss)	9,459,277	(7,740,286)
Net change in unrealized appreciation (depreciation)	84,379,957	(13,383,037)

Net increase (decrease) in netassets resulting from operations .	107,853,995	(9,390,201)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(1,079,849)	(1,137,849)
Service Class	(6,502,511)	(6,563,126)

	(7,582,360)	(7,700,975)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	18,121,854	35,362,142
Service Class	140,774,146	209,278,186
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	1,079,849	1,137,849
Service Class	6,502,511	6,563,126

	166,478,360	252,341,303

Cost of shares repurchased:
Standard Class	(17,821,177)	(212,621,956)
Service Class	(112,562,379)	(62,534,046)

	(130,383,556)	(275,156,002)

Increase (decrease) in net assets derived from capital share transactions	36,094,804	(22,814,699)

NET INCREASE (DECREASE)
IN NET ASSETS	136,366,439	(39,905,875)
NET ASSETS:
Beginning of year	643,055,464	682,961,339

End of year	$779,421,903	$643,055,464

Undistributed net investmentincome	$6,426,168	$4,024,872

See accompanying notes, which are an integral part of the financial statements.

LVIP MFS Value Fund–8

LVIP MFS Value Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP MFS Value Fund Standard Class
	Year Ended
	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08
Net asset value, beginning of period	$22.445	$22.794	$20.676	$17.318	$26.422

Income (loss) from investment operations:
Net investment income[1]	0.517	0.439	0.359	0.377	0.426
Net realized and unrealized gain (loss)	3.143	(0.462)	2.028	3.248	(8.858)

Total from investment operations	3.660	(0.023)	2.387	3.625	(8.432)

Less dividends and distributions from:
Net investment income	(0.308)	(0.326)	(0.269)	(0.267)	(0.236)
Net realized gain	—	—	—	—	(0.436)

Total dividends and distributions	(0.308)	(0.326)	(0.269)	(0.267)	(0.672)

Net asset value, end of period	$25.797	$22.445	$22.794	$20.676	$17.318

Total return[2]	16.33%	(0.10% )	11.59%	20.96%	(32.29% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$91,949	$78,689	$263,413	$297,396	$284,601
Ratio of expenses to average net assets	0.69%	0.70%	0.71%	0.73%	0.74%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	0.69%	0.70%	0.71%	0.73%	0.74%
Ratio of net investment income to average net assets	2.09%	1.88%	1.71%	2.09%	1.94%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	2.09%	1.88%	1.71%	2.09%	1.94%
Portfolio turnover	21%	37%	32%	35%	35%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP MFS Value Fund–9

LVIP MFS Value Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP MFS Value Fund Service Class
	Year Ended
	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08
Net asset value, beginning of period	$22.453	$22.801	$20.684	$17.327	$26.416

Income (loss) from investment operations:
Net investment income[1]	0.455	0.373	0.307	0.331	0.375
Net realized and unrealized gain (loss)	3.142	(0.453)	2.026	3.245	(8.848)

Total from investment operations	3.597	(0.080)	2.333	3.576	(8.473)

Less dividends and distributions from:
Net investment income	(0.246)	(0.268)	(0.216)	(0.219)	(0.180)
Net realized gain.	—	—	—	—	(0.436)

Total dividends and distributions	(0.246)	(0.268)	(0.216)	(0.219)	(0.616)

Net asset value, end of period	$25.804	$22.453	$22.801	$20.684	$17.327

Total return[2]	16.04%	(0.35%)	11.31%	20.67%	(32.46%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$687,473	$564,366	$419,548	$236,775	$84,111
Ratio of expenses to average net assets	0.94%	0.95%	0.96%	0.98%	0.99%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	0.94%	0.95%	0.96%	0.98%	0.99%
Ratio of net investment income to average net assets	1.84%	1.63%	1.46%	1.84%	1.69%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.84%	1.63%	1.46%	1.84%	1.69%
Portfolio turnover	21%	37%	32%	35%	35%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP MFS Value Fund–10

LVIP MFS Value Fund

Notes to Financial Statements

December 31, 2012

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 66 series (Series). These financial statements and the related notes pertain to the LVIP MFS Value Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sales price on the valuation date. Short-term debt securities having less than 60 days to maturity are valued using the evaluated mean. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2009–December 31, 2012), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are

LVIP MFS Value Fund–11

LVIP MFS Value Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $9,461 for the year ended December 31, 2012. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2012.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (LIAC) is a registered investment advisor and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.75% of the first $75 million of the average daily net assets of the Fund; 0.70% of the next $75 million; 0.65% on the next $50 million; and 0.60% of the average daily net assets of the Fund in excess of $200 million.

LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.00% on the first $500 million of average daily net assets of the Fund; 0.0125% on the next $1 billion; and 0.0375% in excess of $1.5 billion. The agreement will continue at least through April 30, 2013, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

Massachusetts Financial Services Company (Sub-Advisor) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Advisor a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund paid Lincoln Life a fee at an annual rate of 0.008% of the average daily net assets of the Fund and reimbursed Lincoln Life for the cost of internal legal services. For the year ended December 31, 2012, fees for these administrative and legal services amounted to $59,996 and $6,747 respectively. Beginning January 1, 2013, the Trust will reimburse Lincoln Life for the cost of administrative and internal legal services.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2012, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$410,043
Distribution fees payable to LFD	145,240

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The Fund pays the compensation of unaffiliated trustees.

3. Investments

For the year ended December 31, 2012, the Fund made purchases of $190,470,932 and sales of $154,987,849 of investment securities other than short-term investments.

At December 31, 2012, the cost of investments for federal income tax purposes was $646,578,114. At December 31, 2012, net unrealized appreciation was $132,556,024, of which $169,767,290 related to unrealized appreciation of investments and $37,211,266 related to unrealized depreciation of investments.

LVIP MFS Value Fund–12

LVIP MFS Value Fund

Notes to Financial Statements (continued)

3. Investments (continued)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2012:

	Level 1	Level 2	Total
Common Stock.	$720,932,063	$48,655,326	$769,587,389
Convertible Preferred Stock	792,753	957,066	1,749,819
Money Market Mutual Fund	7,796,930	—	7,796,930

Total	$729,521,746	$49,612,392	$779,134,138

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2012, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the year. In accordance with the fair value procedures described in Note 1, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2012 and 2011 was as follows:

	Year Ended 12/31/12	Year Ended 12/31/11
Ordinary income	$7,582,360	$7,700,975

In addition, the Fund declared ordinary income consent dividend of $4,024,872 for the year ended December 31, 2011. Such amount has been deemed paid and contributed to the Fund as additional paid-in capital.

LVIP MFS Value Fund–13

LVIP MFS Value Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis

As of December 31, 2012, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$695,688,684
Undistributed ordinary income	6,426,168
Accumulated capital & other losses	(55,252,627)
Unrealized appreciation	132,559,678

Net assets	$779,421,903

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2012, the Fund recorded an estimate of these differences since the final tax characteristics cannot be determined until fiscal year end.

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$(4,031,105)	$6,233	$4,024,872

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $7,085,186 was utilized in 2012. Capital loss carryforwards remaining at December 31, 2012, if not utilized in futures years, will expire as follows: $13,624,609 expires in 2016 and $41,628,018 expires in 2017.

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. The provisions of the Act were effective for the Fund’s calendar year ended December 31, 2011. The Act provides for the unlimited carryover of future capital losses; however there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss, whereas before the Act, capital losses carried forward were treated as short-term.

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/12	Year Ended 12/31/11
Shares sold:
Standard Class	740,393	1,496,814
Service Class	5,769,387	9,150,764
Shares issued upon reinvestment of dividends and distributions:
Standard Class	42,623	50,706
Service Class	256,540	292,318

	6,808,943	10,990,602

Shares repurchased:
Standard Class	(724,505)	(9,597,877)
Service Class	(4,519,178)	(2,708,656)

	(5,243,683)	(12,306,533)

Net increase (decrease)	1,565,260	(1,315,931)

7. Derivatives

U.S. GAAP requires enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities they already own that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

LVIP MFS Value Fund–14

LVIP MFS Value Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. No foreign currency exchange contracts were outstanding at December 31, 2012.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2012 was as follows:

	Location of Gain or Loss on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Forward currency exchange contracts (Foreign currency exchange contracts)	Net realized loss on foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$(17,654)	$—

Derivatives Generally–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2012. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2012.

	Asset Derivative Volume	Liability Derivative Volume
Foreign currency exchange contracts (average cost)	$ —	$184,600

8. Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP MFS Value Fund–15

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP MFS Value Fund

We have audited the accompanying statement of net assets of the LVIP MFS Value Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012 by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP MFS Value Fund of the Lincoln Variable Insurance Products Trust at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 18, 2013

Philadelphia, Pennsylvania

LVIP MFS Value Fund–16

LVIP MFS Value Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2012, the Fund designates distributions paid during the year as follows:

(A) Long-Term Capital Gain Distribution (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
0.00%	100.00%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Sub-Advisory Agreements

On August 29 and September 10, 2012, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “LVIP Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the LVIP Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal or approval of the sub-advisory agreement with various sub-advisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the LVIP Trust (each a “Fund”).

The trustees who are not “interested persons” of the LVIP Trust (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and the sub-advisers prior to the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also received information about the Funds throughout the year in connection with the regular quarterly Board meetings from LIAC and, as applicable, the various portfolio management teams providing services to the Funds.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, LVIP Trust officers and Lincoln Life and LIAC employees to consider the renewal of the Advisory Agreements. In considering the renewal or approval of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered, among others, the factors listed below and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed or approved and accordingly, recommended to the Board of Trustees the renewal or approval of the Advisory Agreements.

Approval of Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Independent Trustees considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel, resources, compliance and LIAC’s criteria for review of the sub-adviser’s performance. The Independent Trustees reviewed the services provided by LIAC in serving as investment adviser, the personnel providing the investment management services and compliance staff, regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-adviser. The Independent Trustees noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Independent Trustees also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. Based on this information, the Independent Trustees concluded that the services provided by LIAC were satisfactory.

The Independent Trustees reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2012, for the Fund compared to the average performance of a performance universe of funds in a Lipper category underlying variable insurance products (“performance group”) and a benchmark index.

The Independent Trustees reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee, sub-advisory fee and expense ratio to those of a Lipper expense peer group for the Fund. The Independent Trustees considered that management fees as reported by Lipper include separate administrative and accounting fees for the Fund as well as the funds in the expense group, to the extent the expense group funds pay separate administrative and accounting fees. The expense peer group consists of the Fund and other funds in a Lipper category underlying variable insurance products, as classified by Lipper (“expense group”).

LVIP MFS Value Fund–17

LVIP MFS Value Fund

Other Fund Information (continued)

Approval of Investment Management Agreement with LIAC (continued)

The Independent Trustees considered that LIAC does not manage the day-to-day portfolio of the Fund, but had delegated those duties to an unaffiliated sub-adviser. The Independent Trustees concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.

The Independent Trustees considered that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2013. The Board noted that the investment management fees, giving effect to the advisory fee waiver, for the Fund were within range of the average investment management fee of the Lipper expense group. On the basis of the information provided, the Independent Trustees concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable in light of the nature, quality and extent of services provided by LIAC.

The Independent Trustees considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Independent Trustees considered that the Fund had breakpoints in the investment management fee schedule and that LIAC had implemented an advisory fee waiver for the Fund and concluded that economies of scale were appropriately shared with investors.

The Independent Trustees also reviewed the profitability analysis to LIAC and its affiliates with respect to the Fund individually and the Funds group overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Independent Trustees reviewed materials provided by LIAC and Lincoln as to any such benefits. Lincoln Insurance Companies receive and retain 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Independent Trustees also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from Lincoln Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates may benefit from economies of scale with the Fund when it bargains together with the Fund for certain services. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums will be allocated to the Fund as received.

Approval of Sub-Advisory Agreement with MFS

In considering the renewal of the sub-advisory agreement between LIAC and Massachusetts Financial Services Company (“MFS”) on behalf of the Fund, the Independent Trustees considered the nature, extent and quality of services to be provided by MFS under the sub-advisory agreement. The Independent Trustees reviewed the services provided by MFS, the background of the investment professionals servicing the Fund, and the reputation, resources and the investment approach of MFS. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and its compliance program.

The Independent Trustees reviewed the Fund’s return compared to the average return of a Lipper performance group of large-cap value funds and the Russell 1000 Value Index. The Independent Trustees noted that the Fund’s one year and five year returns were above the average return of the Lipper performance group, while the three year returns were below the average return of the Lipper performance group and that the Fund’s one year and three year returns were below the benchmark index while the five year returns were above the benchmark index. The Independent Trustees concluded that the services provided by MFS were acceptable.

The Independent Trustees reviewed the sub-advisory fee schedule for the Fund, which contains breakpoints, and noted that the sub-advisory fees were within range of fees charged to comparable registered funds subadvised by MFS and the average of the Lipper contractual sub-adviser fees expense group. The Independent Trustees considered that the sub-advisory fee schedule was negotiated between LIAC and MFS, an unaffiliated third party. The Independent Trustees concluded that the sub-advisory fees were reasonable.

With respect to profitability, the Independent Trustees considered information regarding MFS’s estimated profitability from providing sub-advisory services to the Fund and noted that the sub-advisory fee was negotiated between LIAC and MFS, an unaffiliated third party, and that LIAC compensates MFS from its fees. The Independent Trustees concluded that estimated profitability was not unreasonable. The Independent Trustees reviewed materials provided by MFS as to any additional benefits it receives and noted that MFS has the ability to obtain research with soft dollars that may or may not be used for the Fund and may be used for the benefit of other clients of MFS and that Lincoln Life affiliated companies distribute some MFS products.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Independent Trustees determined that the terms of the investment management agreement and sub-advisory agreement for the Fund continue to be fair and reasonable, and that the continuation of each such agreement is in the best interests of the Fund and recommended the renewal of the respective agreements to the Board of Trustees.

LVIP MFS Value Fund–18

Officer/Trustee Information for Lincoln VIP Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Fidelity Investments	71	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	71	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Retired; Formerly, Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	71	N/A

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	71	N/A

Gary D. Lemon, PH.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly, Advisory Trustee since November 2004	Joseph Percival Allen III University Professor, James W. Emerson Director of the Robert C. McDermond Center for Management and Entrepreneurship, Professor of Economics and Management, DePauw University	71	N/A

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C.	71	Associated Grocers of New England

Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; Formerly, President Emeritus, Indiana Health Association; Formerly, President, Indiana Hospital & Health Association	71	Advisory Board of Harris Bank

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC.	71	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since June 2011	Senior Vice President and Treasurer, Lincoln National Corporation; Formerly, Senior Vice President, Head of Insurance & Retirement Solutions Financial Management	N/A	N/A

LVIP MFS Value Fund–19

Officer/Trustee Information for Lincoln VIP Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Jill R. Whitelaw, Esq.[1] Radnor Financial Center, 150 N. Radnor Chestor Rd, Radnor, PA 19087 YOB: 1963	Vice President, Secretary, and Chief Legal Officer	Vice President, Secretary, and Chief Legal Officer since December 2012; Formerly, Secretary and Chief Legal Officer since June 2011	Vice President and Chief Counsel—Fund Management, The Lincoln National Life Insurance Company; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corp; Formerly, Of Counsel—Montgomery, McCracken, Walker & Rhoades; Director—Merrill Lynch, Pierce, Fenner & Smith	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, Director of Funds Management, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Vice President since December 2012	Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Blake W. Martin[1] Radnor Financial Center, 150 N. Radnor Chester Rd, Radnor, PA 19087 YOB: 1956	Vice President	Vice President since December 2012	Vice President and Head of Corporate Tax, Lincoln National Corporation; Formerly, Independent Consultant and Managing Director at Smart Business Advisory and Consulting, LLC.	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President since June 2011 and Chief Compliance Officer since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A

David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011	Vice President, Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly, Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A

LVIP MFS Value Fund–20

Officer/Trustee Information for Lincoln VIP Trust (unaudited) (continued)

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*	The Trust Complex is comprised of the 66 Series of the Lincoln Variable Insurance Products Trust and the 5 Series of the Lincoln Advisors Trust.
[1]

All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940, by reason of their being officers of the Lincoln Investment Advisors Corporation.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP MFS Value Fund–21

LVIP Mid-Cap Value Fund

LVIP Mid-Cap Value Fund

a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2012

LVIP Mid-Cap Value Fund

LVIP Mid-Cap Value Fund

2012 Annual Report Commentary (unaudited)

Managed by:

The Fund returned 24.12% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2012, while its benchmark, the Russell 2500™ Value Index*, returned 19.21%.

US equities moved higher during the period, in part due to a strengthening housing market and central bank support around the globe. Although Europe continued to grapple with economic and structural challenges, investors’ risk appetites surged after European Central Bank (ECB) President Mario Draghi revealed a comprehensive plan to support struggling sovereigns, including direct purchases of government bonds in the open market. Additionally, the US Federal Reserve’s announcement of a third round of quantitative easing was well received by the market, boosting stock prices. Despite concerns about the looming US fiscal cliff, tepid corporate revenue results, and economic malaise in Europe, investors bid up risk assets amid further signs of recovery in China and signs that the US housing market may bolster the US economy for the first time in seven years. Risk sentiment also ticked up on continued hopes that the ECB’s bond-buying plan will succeed, essentially reducing the tail risks in Europe.

All ten sectors in the Russell 2500TM Value Index posted positive absolute returns during the period. Consumer discretionary, healthcare, industrials, and consumer staples gained the most, while energy, utilities, and information technology lagged the broader index.

The Fund’s outperformance was driven primarily by strong stock selection within the financials, materials, and information technology sectors; this was modestly offset by weaker results in the consumer staples sector. Overall sector allocation, a fall out of our bottom-up stock selection process, detracted from relative results — in particular, our overweight allocation to energy and our frictional cash position in a rising equity market.

The largest contributors to relative performance included Louisiana Pacific (materials), PHH (financials), and Lennar (consumer discretionary). Among the top detractors from relative performance were Lone Pine Resources (energy), Newfield Exploration (energy), and Arrow Electronics (information technology). We eliminated our position in Lone Pine Resources prior to the end of the period.

From a sector perspective, health care is our top overweight, followed by materials, and information technology. We ended the period most underweight to the financials, consumer discretionary, and utilities sectors.

James N. Mordy

Wellington Management Company, LLP

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 12/31/02 through 12/31/12

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Mid-Cap Value Fund Standard Class shares on 12/31/02. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2012, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $25,689. For comparison, look at how the Russell 2500TM Value Index did over the same period. The same $10,000 investment would have increased to $26,431. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

Average annual total returns on investment	Ended 12/31/12

Standard Class Shares
One Year	+24.12%
Five Years	+3.33%
Ten Years	+9.90%

Service Class Shares
One Year	+23.81%
Five Years	+3.07%
Inception (4/30/07)	+1.07%

*	The Russell 2500TM Value Index measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

LVIP Mid-Cap Value Fund–1

LVIP Mid-Cap Value Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2012 to December 31, 2012

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2012 to December 31, 2012.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled, “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Annualized Expense Ratio	Expenses Paid During Period 7/1/12 to 12/31/12*
Actual
Standard Class Shares	$1,000.00	$1,118.00	1.04%	$5.54
Service Class Shares	1,000.00	1,116.70	1.29%	6.86
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,019.91	1.04%	$5.28
Service Class Shares	1,000.00	1,018.65	1.29%	6.55

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP Mid-Cap Value Fund–2

LVIP Mid-Cap Value Fund

Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)

As of December 31, 2012

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets
Common Stock	98.32%
Aerospace & Defense	2.73%
Airlines	1.15%
Beverages	0.38%
Capital Markets	1.14%
Chemicals	5.23%
Commercial Banks	5.62%
Communications Equipment	0.72%
Computers & Peripherals	1.13%
Construction & Engineering	2.31%
Containers & Packaging	2.67%
Diversified Financial Services	1.84%
Electric Utilities	3.54%
Electrical Equipment	2.04%
Electronic Equipment, Instruments & Components	2.60%
Energy Equipment & Services	1.93%
Food Products	2.64%
Gas Utilities	1.46%
Health Care Equipment & Supplies	0.79%
Health Care Providers & Services	5.36%
Household Durables	4.04%
Insurance	8.30%
IT Services	0.61%
Leisure Equipment & Products	1.57%
Machinery	5.51%
Media	0.77%
Multiline Retail	1.25%
Multi-Utilities	1.80%
Oil, Gas & Consumable Fuels	5.00%
Paper & Forest Products	1.17%
Pharmaceuticals	3.96%
Real Estate Investment Trusts	5.09%
Real Estate Management & Development	2.66%
Semiconductors & Semiconductor Equipment	4.91%
Software	0.94%
Specialty Retail	0.68%
Textiles, Apparel & Luxury Goods	1.28%
Thrift & Mortgage Finance	1.88%
Trading Companies & Distributors	1.62%
Money Market Mutual Fund	1.40%
Total Value of Securities	99.72%
Receivables and Other Assets Net of Liabilities	0.28%
Total Net Assets	100.00%

Holdings are for informational purpose only and are subject to change at any time. They are not a recommendation to buy, sell. or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Arrow Electronics	2.60%
Hubbell Class B	2.04%
Reinsurance Group of America	2.02%
Pentair	1.99%
Cobalt International Energy	1.94%
Weyerhaeuser	1.87%
PHH	1.84%
Methanex	1.75%
CIGNA	1.73%
Packaging Corp of America	1.73%
Total	19.51%

LVIP Mid-Cap Value Fund–3

LVIP Mid-Cap Value Fund

Statement of Net Assets

December 31, 2012

	Number of Shares	Value (U.S. $)

COMMON STOCK–98.32%
Aerospace & Defense–2.73%
†Esterline Technologies	24,500	$1,558,445
†Teledyne Technologies	23,500	1,529,145

		3,087,590

Airlines–1.15%
†Delta Air Lines	109,750	1,302,733

		1,302,733

Beverages–0.38%
Dr Pepper Snapple Group	9,800	432,964

		432,964

Capital Markets–1.14%
Invesco.	49,100	1,281,019
†*@=Solar Cayman Escrow	26,800	1,876

		1,282,895

Chemicals–5.23%
Cabot.	17,700	704,283
Celanese Class A.	18,700	832,711
FMC	17,700	1,035,804
Incitec Pivot	210,835	719,509
Methanex	62,000	1,975,940
Yingde Gases	626,500	642,204

		5,910,451

Commercial Banks–5.62%
Comerica	44,000	1,334,960
First Midwest Bancorp	57,600	721,152
Iberiabank	11,100	545,232
†Popular	19,530	406,029
Regions Financial	236,700	1,685,304
Zions Bancorp	77,500	1,658,500

		6,351,177

Communications Equipment–0.72%
Harris	16,600	812,736

		812,736

Computers & Peripherals–1.13%
†SanDisk	29,200	1,271,952

		1,271,952

Construction & Engineering–2.31%
Chicago Bridge & Iron	14,500	672,075
KBR	38,900	1,163,888
URS	19,700	773,422

		2,609,385

Containers & Packaging–2.67%
†Owens-Illinois	28,100	597,687
Packaging Corp of America	50,700	1,950,429
Rexam	64,487	461,559

		3,009,675

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Diversified Financial Services–1.84%
†PHH	91,100	$2,072,525

		2,072,525

Electric Utilities–3.54%
Great Plains Energy	31,500	639,765
Northeast Utilities	44,300	1,731,244
NV Energy	89,400	1,621,716

		3,992,725

Electrical Equipment–2.04%
Hubbell Class B	27,200	2,301,936

		2,301,936

Electronic Equipment, Instruments & Components–2.60%
†Arrow Electronics	77,200	2,939,775

		2,939,775

Energy Equipment & Services–1.93%
†Ocean Rig UDW	74,000	1,107,780
Trican Well Service	81,400	1,075,226

		2,183,006

Food Products–2.64%
Bunge	22,400	1,628,256
Ingredion	21,000	1,353,030

		2,981,286

Gas Utilities–1.46%
UGI	50,400	1,648,584

		1,648,584

Health Care Equipment & Supplies–0.79%
†Boston Scientific.	155,100	888,723

		888,723

Health Care Providers & Services–5.36%
AmerisourceBergen	22,900	988,822
†Brookdale Senior Living	76,400	1,934,448
CIGNA	36,600	1,956,636
Universal Health Services Class B	12,500	604,375
†Vanguard Health Systems	46,800	573,300

		6,057,581

Household Durables–4.04%
Lennar Class A	37,900	1,465,593
Newell Rubbermaid	71,600	1,594,532
†Toll Brothers	46,300	1,496,879

		4,557,004

LVIP Mid-Cap Value Fund–4

LVIP Mid-Cap Value Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Insurance–8.30%
Everest Re Group	12,500	$1,374,375
Hanover Insurance Group	6,600	255,684
Platinum Underwriters Holdings	15,790	726,340
Principal Financial Group	54,400	1,551,488
Reinsurance Group of America	42,531	2,276,259
Unum Group	86,800	1,807,176
XL Group	55,200	1,383,312

		9,374,634

IT Services–0.61%
Booz Allen Hamilton Holding	49,900	694,608

		694,608

Leisure Equipment & Products–1.57%
Mattel	48,400	1,772,408

		1,772,408

Machinery–5.51%
†AGCO	28,300	1,390,096
Barnes Group	70,700	1,587,922
Dover	15,200	998,792
Pentair	45,700	2,246,155

		6,222,965

Media–0.77%
Virgin Media	23,600	867,300

		867,300

Multiline Retail–1.25%
Family Dollar Stores	22,200	1,407,702

		1,407,702

Multi-Utilities–1.80%
Alliant Energy	25,600	1,124,096
Wisconsin Energy	24,700	910,195

		2,034,291

Oil, Gas & Consumable Fuels–5.00%
†Cobalt International Energy	89,300	2,193,208
CONSOL Energy	30,300	972,630
Japan Petroleum Exploration	14,200	500,844
†Newfield Exploration	28,700	768,586
QEP Resources	39,800	1,204,746

		5,640,014

Paper & Forest Products–1.17%
†Louisiana-Pacific	68,500	1,323,420
†=Sino-Forest	34,200	0
#†@=Sino-Forest 144A	19,100	0

		1,323,420

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Pharmaceuticals–3.96%
Almirall	177,220	$1,749,995
†Impax Laboratories	66,100	1,354,389
UCB	23,823	1,364,419

		4,468,803

Real Estate Investment Trusts–5.09%
American Assets Trust	42,500	1,187,025
Equity Lifestyle Properties	21,500	1,446,735
Hatteras Financial	40,300	999,843
Weyerhaeuser	75,800	2,108,756

		5,742,359

Real Estate Management & Development–2.66%
BR Properties	134,800	1,678,008
†Forest City Enterprises Class A	65,800	1,062,670
Iguatemi Empresa de Shopping Centers.	20,000	265,951

		3,006,629

Semiconductors & Semiconductor Equipment–4.91%
Avago Technologies	57,800	1,829,948
†Microsemi	89,400	1,880,976
†Teradyne	108,200	1,827,498

		5,538,422

Software–0.94%
†Check Point Software Technologies	22,200	1,057,608

		1,057,608

Specialty Retail–0.68%
Men’s Wearhouse	18,600	579,576
Ross Stores	3,400	184,110

		763,686

Textiles, Apparel & Luxury Goods–1.28%
Samsonite International	687,600	1,443,101

		1,443,101

Thrift & Mortgage Finance–1.88%
BankUnited	48,200	1,178,008
†Beneficial Mutual Bancorp	64,100	608,950
EverBank Financial	22,400	333,984

		2,120,942

Trading Companies & Distributors–1.62%
†WESCO International	27,100	1,827,353

		1,827,353

Total Common Stock (Cost $87,909,221)		111,000,948

LVIP Mid-Cap Value Fund–5

LVIP Mid-Cap Value Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

MONEY MARKET MUTUAL FUND–1.40%
Dreyfus Treasury & Agency Cash Management Fund	1,580,109	$1,580,109

Total Money Market Mutual Fund (Cost $1,580,109)		1,580,109

TOTAL VALUE OF SECURITIES–99.72% (Cost $89,489,330)	112,581,057
«RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.28%	315,958

NET ASSETS APPLICABLE TO 7,111,069 SHARES OUTSTANDING–100.00%.	$112,897,015

NET ASSET VALUE–LVIP MID-CAP VALUE FUND STANDARD CLASS ($50,386,490 / 3,169,670 Shares)	$15.896

NET ASSET VALUE–LVIP MID-CAP VALUE FUND SERVICE CLASS ($62,510,525 / 3,941,399 Shares)	$15.860

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2012:
Shares of beneficial interest (unlimited authorization–no par)	$129,960,493
Undistributed net investment income	535,511
Accumulated net realized loss on investments	(40,690,426)
Net unrealized appreciation of investments.	23,091,437

Total net assets	$112,897,015

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2012, the aggregate value of Rule 144A securities was $0, which represented 0.00% of the Fund’s net assets. See Note 8 in “Notes to Financial Statements.”

†	Non-income producing for the period.

*	Common Stock Unit.

«	Of this amount, $186,368 represents payable for securities purchased and $359,318 represents payable for fund shares redeemed as of December 31, 2012.

@	Illiquid security. At December 31, 2012, the aggregate value of illiquid securities was $1,876, which represented 0.00% of the Fund’s net assets. See Note 8 in “Notes to Financial Statements.”

=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At December 31, 2012, the aggregate value of the fair valued securities was $1,876, which represented 0.00% of the Fund’s net assets. See Note 1 in “Notes to Financial Statements.”

See accompanying notes, which are an integral part of the financial statements.

LVIP Mid-Cap Value Fund–6

LVIP Mid-Cap Value Fund

Statement of Operations

Year Ended December 31, 2012

LVIP Mid-Cap Value Fund

Statements of Changes in Net Assets

INVESTMENT INCOME:
Dividends	$1,869,002
Foreign tax withheld	(16,458)

1,852,544

EXPENSES:
Management fees	940,046
Distribution fees-Service Class	138,855
Accounting and administration expenses	43,991
Reports and statements to shareholders	29,797
Custodian fees	26,423
Professional fees	22,784
Trustees’ fees	2,422
Pricing fees	2,398
Other	6,178

1,212,894
Less expenses waived/reimbursed	(12,674)

Total operating expenses	1,200,220

NET INVESTMENT INCOME	652,324

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	5,003,178
Foreign currencies	(3,225)
Foreign currency exchange contracts	763

Net realized gain	5,000,716

Net change in unrealized appreciation (depreciation) of:
Investments	15,916,450
Foreign currencies	134

Net change in unrealized appreciation (depreciation)	15,916,584

NET REALIZED AND UNREALIZED GAIN	20,917,300

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$21,569,624

See accompanying notes, which are an integral part of the financial statements.

	Year Ended
	12/31/12	12/31/11
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$652,324	$219,227
Net realized gain	5,000,716	6,329,528
Net change in unrealized appreciation (depreciation)	15,916,584	(15,145,395)

Net increase (decrease) in net assets resulting from operations	21,569,624	(8,596,640)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(177,588)	—
Service Class	(78,129)	—

	(255,717)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	7,783,852	5,977,825
Service Class	21,637,603	24,984,736
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	177,588	—
Service Class	78,129	—

	29,677,172	30,962,561

Cost of shares repurchased:
Standard Class	(10,004,639)	(14,250,519)
Service Class	(18,552,564)	(16,825,671)

	(28,557,203)	(31,076,190)

Increase (decrease) in net assets derived from capital share transactions	1,119,969	(113,629)

NET INCREASE (DECREASE) IN NET ASSETS	22,433,876	(8,710,269)
NET ASSETS:
Beginning of year	90,463,139	99,173,408

End of year	$112,897,015	$90,463,139

Undistributed net investment income	$535,511	$244,703

See accompanying notes, which are an integral part of the financial statements.

LVIP Mid-Cap Value Fund–7

LVIP Mid-Cap Value Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Mid-Cap Value Fund Standard Class
	Year Ended
	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08
Net asset value, beginning of period	$12.855	$14.176	$11.468	$8.089	$14.658

Income (loss) from investment operations:
Net investment income[1]	0.114	0.049	0.049	0.058	0.069
Net realized and unrealized gain (loss)	2.984	(1.370)	2.691	3.371	(5.772)

Total from investment operations	3.098	(1.321)	2.740	3.429	(5.703)

Less dividends and distributions from:
Net investment income	(0.057)	—	(0.032)	(0.050)	(0.037)
Net realized gain	—	—	—	—	(0.829)

Total dividends and distributions	(0.057)	—	(0.032)	(0.050)	(0.866)

Net asset value, end of period	$15.896	$12.855	$14.176	$11.468	$8.089

Total return[2]	24.12%	(9.32% )	23.90%	42.44%	(40.71% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$50,386	$42,579	$55,143	$46,759	$82,094
Ratio of expenses to average net assets	1.04%	1.04%	1.04%	1.04%	0.99%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.05%	1.07%	1.08%	1.10%	0.99%
Ratio of net investment income to average net assets	0.77%	0.35%	0.40%	0.65%	0.62%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.76%	0.32%	0.36%	0.59%	0.62%
Portfolio turnover	56%	56%	48%	61%	70%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Mid-Cap Value Fund–8

LVIP Mid-Cap Value Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Mid-Cap Value Fund Service Class
	Year Ended
	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08
Net asset value, beginning of period	$12.827	$14.180	$11.475	$8.096	$14.656

Income (loss) from investment operations:
Net investment income[1]	0.077	0.014	0.018	0.034	0.041
Net realized and unrealized gain (loss)	2.976	(1.367)	2.688	3.372	(5.763)

Total from investment operations	3.053	(1.353)	2.706	3.406	(5.722)

Less dividends and distributions from:
Net investment income	(0.020)	—	(0.001)	(0.027)	(0.009)
Net realized gain	—	—	—	—	(0.829)

Total dividends and distributions	(0.020)	—	(0.001)	(0.027)	(0.838)

Net asset value, end of period	$15.860	$12.827	$14.180	$11.475	$8.096

Total return[2]	23.81%	(9.55% )	23.59%	42.09%	(40.85% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$62,511	$47,884	$44,030	$25,224	$14,199
Ratio of expenses to average net assets	1.29%	1.29%	1.29%	1.29%	1.24%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.30%	1.32%	1.33%	1.35%	1.24%
Ratio of net investment income to average net assets	0.52%	0.10%	0.15%	0.40%	0.37%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.51%	0.07%	0.11%	0.34%	0.37%
Portfolio turnover	56%	56%	48%	61%	70%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Mid-Cap Value Fund–9

LVIP Mid-Cap Value Fund

Notes to Financial Statements

December 31, 2012

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 66 series (Series). These financial statements and the related notes pertain to the LVIP Mid-Cap Value Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek long-term capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sales price on the valuation date. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2009–December 31, 2012), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments in debt securities, which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. For foreign equity securities, these changes are included in realized gains (losses) on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

LVIP Mid-Cap Value Fund–10

LVIP Mid-Cap Value Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received from investments in Real Estate Investment Trusts are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $3,145 for the year ended December 31, 2012. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2012.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (LIAC) is a registered investment advisor and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 1.05% on the first $25 million of the average daily net assets of the Fund; 0.95% on the next $25 million; 0.85% on the next $50 million; 0.75% on the next $150 million; and 0.70% on average daily net assets in excess of $250 million.

LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.05% of the first $25 million of the Fund’s average daily net assets. This agreement will continue at least through April 30, 2013, and cannot be terminated before that date without the mutual agreement of the Trust’s Board and LIAC.

LIAC has contractually agreed to waive its fee and/or reimburse the Fund to the extent that the Fund’s annual operating expenses exceed 1.04% of average daily net assets of the Fund for the Standard Class (and 1.29% for the Service Class). This agreement will continue at least through April 30, 2013, and cannot be terminated before that date without the mutual agreement of the Trust’s Board and LIAC.

Wellington Management Company, LLP (Sub-Advisor) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Advisor a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund paid Lincoln Life a fee at an annual rate of 0.008% of the average daily net assets of the Fund and reimbursed Lincoln Life for the cost of internal legal services. For the year ended December 31, 2012, fees for these administrative and legal services amounted to $8,174 and $923, respectively. Beginning January 1, 2013, the Trust will reimburse Lincoln Life for the cost of administrative and internal legal services.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2012, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$84,344
Distribution fees payable to LFD	13,025

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The Fund pays the compensation of unaffiliated trustees.

LVIP Mid-Cap Value Fund–11

LVIP Mid-Cap Value Fund

Notes to Financial Statements (continued)

3. Investments

For the year ended December 31, 2012, the Fund made purchases of $57,066,817 and sales of $56,142,753 of investment securities other than short-term investments.

At December 31, 2012, the cost of investments for federal income tax purposes was $93,050,896. At December 31, 2012, net unrealized appreciation was $19,530,161, of which $25,428,111 related to unrealized appreciation of investments and $5,897,950 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Common Stock	$104,117,441	$6,881,631	$1,876	$111,000,948
Money Market Mutual Fund	1,580,109	—	—	1,580,109

Total	$105,697,550	$6,881,631	$1,876	$112,581,057

As a result of utilizing international fair value pricing, a portion of the Fund’s common stock investments were categorized as Level 2. During the year ended December 31, 2012, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the year. In accordance with the fair value procedures described in Note 1, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. There were no dividends and distributions paid during the year ended December 31, 2011. The tax character of dividends and distributions paid during the year ended December 31, 2012 was as follows:

Year Ended 12/31/12
Ordinary income	$255,717

LVIP Mid-Cap Value Fund–12

LVIP Mid-Cap Value Fund

Notes to Financial Statements (continued)

4. Dividend and Distribution Information (continued)

In addition, the Fund declared an ordinary income consent dividend of $150,236 for the year ended December 31, 2011. Such amount has been deemed paid and contributed to the Fund as additional paid-in capital.

5. Components of Net Assets on a Tax Basis

As of December 31, 2012, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$129,960,493
Undistributed ordinary income	1,266,113
Accumulated capital and other losses	(37,859,462)
Unrealized appreciation	19,529,871

Net assets	$112,897,015

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and tax treatment of unrealized gain on passive foreign investment companies.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of consent dividends, passive foreign investment companies and gain (loss) on foreign currency transactions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2012, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$(105,799)	$(44,437)	$150,236

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $3,838,770 was utilized in 2012. Capital loss carryforwards remaining at December 31, 2012, if not utilized in future years, will expire as follows: $2,090,068 in 2016 and $35,665,607 expires in 2017.

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. The provisions of the Act were effective for the Fund’s calendar year ended December 31, 2011. The Act provides for the unlimited carryover of future capital losses; however there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss, whereas before the Act, capital losses carried forward were treated as short-term.

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/12	Year Ended 12/31/11
Shares sold:
Standard Class	525,509	431,585
Service Class	1,468,692	1,828,708
Shares issued upon reinvestment of dividends and distributions:
Standard Class	11,539	—
Service Class	5,087	—

	2,010,827	2,260,293

Shares repurchased:
Standard Class	(679,646)	(1,009,311)
Service Class	(1,265,402)	(1,200,645)

	(1,945,048)	(2,209,956)

Net increase	65,779	50,337

7. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

LVIP Mid-Cap Value Fund–13

LVIP Mid-Cap Value Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

Foreign Currency Exchange Contracts–The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2012 was as follows:

	Location of Gain or Loss on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Forward currency exchange contracts (Foreign currency exchange contracts)	Net realized gain on foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$763	$—

Derivatives Generally–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2012. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2012.

	Asset Derivative Volume	Liability Derivative Volume
Foreign currency exchange contracts (average cost)	$23,798	$21,229

8. Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests a significant portion of its assets in mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to LIAC the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the Statement of Net Assets.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

LVIP Mid-Cap Value Fund–14

LVIP Mid-Cap Value Fund

Notes to Financial Statements (continued)

10. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Mid-Cap Value Fund–15

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Mid-Cap Value Fund

We have audited the accompanying statement of net assets of the LVIP Mid-Cap Value Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012 by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Mid-Cap Value Fund of the Lincoln Variable Insurance Products Trust at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 18, 2013

Philadelphia, Pennsylvania

LVIP Mid-Cap Value Fund–16

LVIP Mid-Cap Value Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2012, the Fund designates distributions paid during the year as follows:

(A) Long-Term Capital Gains Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
0.00%	100.00%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Sub-Advisory Agreements

On August 29 and September 10, 2012, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “LVIP Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the LVIP Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal or approval of the sub-advisory agreement with various sub-advisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the LVIP Trust (each a “Fund”).

The trustees who are not “interested persons” of the LVIP Trust (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and the sub-advisers prior to the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also received information about the Funds throughout the year in connection with the regular quarterly Board meetings from LIAC and, as applicable, the various portfolio management teams providing services to the Funds.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, LVIP Trust officers and Lincoln Life and LIAC employees to consider the renewal of the Advisory Agreements. In considering the renewal or approval of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered, among others, the factors listed below and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed or approved and accordingly, recommended to the Board of Trustees the renewal or approval of the Advisory Agreements.

Approval of Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Independent Trustees considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel, resources, compliance and LIAC’s criteria for review of the sub-adviser’s performance. The Independent Trustees reviewed the services provided by LIAC in serving as investment adviser, the personnel providing the investment management services and compliance staff, regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-adviser. The Independent Trustees noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Independent Trustees also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. Based on this information, the Independent Trustees concluded that the services provided by LIAC were satisfactory.

The Independent Trustees reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2012, for the Fund compared to the average performance of a performance universe of funds in a Lipper category underlying variable insurance products (“performance group”) and a benchmark index.

The Independent Trustees reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee, sub-advisory fee and expense ratio to those of a Lipper expense peer group for the Fund. The Independent Trustees considered that management fees as reported by Lipper include separate administrative and accounting fees for the Fund as well as the funds in the expense group, to the extent the expense group funds pay separate administrative and accounting fees. The expense peer group consists of the Fund and other funds in a Lipper category underlying variable insurance products, as classified by Lipper (“expense group”).

LVIP Mid-Cap Value Fund–17

LVIP Mid-Cap Value Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement with LIAC (continued)

The Independent Trustees considered that LIAC does not manage the day-to-day portfolio of the Fund, but had delegated those duties to an unaffiliated sub-adviser. The Independent Trustees concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.

The Independent Trustees considered that LIAC had implemented an expense limitation and an advisory fee waiver for the Fund through April 30, 2013. The Independent Trustees noted that the investment management fees were above the average of the Lipper expense group giving effect to the expense limitation and advisory fee waiver in place for the period. On the basis of the information provided, the Independent Trustees concluded that the Fund’s investment management fee, coupled with the expense limitation and advisory fee waiver, was reasonable in light of the nature, quality and extent of services provided by LIAC.

The Independent Trustees considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Independent Trustees considered that the Fund had breakpoints in the investment management fee schedule and that LIAC had implemented an expense limitation and advisory fee waiver for the Fund and concluded that economies of scale were appropriately shared with investors.

The Independent Trustees also reviewed the profitability analysis to LIAC and its affiliates with respect to the Fund individually and the Funds group overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Independent Trustees reviewed materials provided by LIAC and Lincoln as to any such benefits. Lincoln Insurance Companies receive and retain 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Independent Trustees also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from Lincoln Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates may benefit from economies of scale with the Fund when it bargains together with the Fund for certain services. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums will be allocated to the Fund as received.

Approval of Sub-Advisory Agreement with Wellington

In considering the renewal of the sub-advisory agreement between LIAC and Wellington Management Company, LLP (“Wellington”) on behalf of the Fund, the Independent Trustees considered the nature, extent and quality of services provided by Wellington under the sub-advisory agreement. The Independent Trustees reviewed the services provided by Wellington, the background of the investment professionals servicing the Fund, the reputation, resources and investment approach of Wellington. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance matters.

The Independent Trustees reviewed the Fund’s return compared to the average of the Lipper performance group of mid-cap value funds and the Russell 2500 Value Index. The Independent Trustees noted that the Fund’s performance was within range of the average of the Lipper performance group and below the benchmark index for the one year, three year and five year periods. The Independent Trustees concluded that the services provided by Wellington were satisfactory.

The Independent Trustees noted that the sub-advisory fee schedule for the Fund, which contains breakpoints, was higher but within range of the fees charged to other registered investment companies sub-advised by Wellington, below Wellington’s mid-cap value fee schedule and above the average of the Lipper contractual sub-adviser fees expense group. They considered Wellington’s statement that the fees were reasonable when compared to other comparable accounts and in light of the scope and quality of the services provided. The Independent Trustees considered that the sub-advisory fee schedule for the Fund was negotiated between LIAC and Wellington, an unaffiliated third party. The Independent Trustees concluded that the sub-advisory fees were reasonable.

With respect to profitability, the Independent Trustees considered information provided by Wellington regarding its revenues from the Fund, and noted that the sub-advisory fee schedule was negotiated between LIAC and Wellington, an unaffiliated third party, and that LIAC compensates Wellington from its fees. The Independent Trustees reviewed materials provided by Wellington as to any additional benefits it receives and noted that Wellington receives reputational fall-out benefits and has the ability to obtain research with soft dollars and participate in client commission arrangements that may be used for the benefit of other clients of Wellington.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Independent Trustees determined that the terms of the investment management agreement and sub-advisory agreement for the Fund continue to be fair and reasonable, and that the continuation of each such agreement is in the best interests of the Fund and recommended the renewal of the respective agreements to the Board of Trustees.

LVIP Mid-Cap Value Fund–18

Officer/Trustee Information for Lincoln VIP Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Fidelity Investments	71	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	71	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Retired; Formerly, Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	71	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	71	N/A
Gary D. Lemon, PH.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly, Advisory Trustee since November 2004	Joseph Percival Allen III University Professor, James W. Emerson Director of the Robert C. McDermond Center for Management and Entrepreneurship, Professor of Economics and Management, DePauw University	71	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C.	71	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; Formerly, President Emeritus, Indiana Health Association; Formerly, President, Indiana Hospital & Health Association	71	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC.	71	N/A
Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since June 2011	Senior Vice President and Treasurer, Lincoln National Corporation; Formerly, Senior Vice President, Head of Insurance & Retirement Solutions Financial Management	N/A	N/A

LVIP Mid Cap Value Fund–19

Officer/Trustee Information for Lincoln VIP Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Jill R. Whitelaw, Esq.[1] Radnor Financial Center, 150 N. Radnor Chestor Rd, Radnor, PA 19087 YOB: 1963	Vice President, Secretary, and Chief Legal Officer	Vice President, Secretary, and Chief Legal Officer since December 2012; Formerly, Secretary and Chief Legal Officer since June 2011	Vice President and Chief Counsel–Fund Management, The Lincoln National Life Insurance Company; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corp.; Formerly, Of Counsel–Montgomery, McCracken, Walker & Rhoades; Director–Merrill Lynch, Pierce, Fenner & Smith	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, Director of Funds Management, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A
Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Vice President since December 2012	Vice President, The Lincoln National Life Insurance Company	N/A	N/A
Blake W. Martin[1] Radnor Financial Center, 150 N. Radnor Chester Rd, Radnor, PA 19087 YOB: 1956	Vice President	Vice President since December 2012	Vice President and Head of Corporate Tax, Lincoln National Corporation; Formerly, Independent Consultant and Managing Director at Smart Business Advisory and Consulting, LLC.	N/A	N/A
John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President since June 2011 and Chief Compliance Officer since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A
David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011	Vice President, Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly, Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A

LVIP Mid Cap Value Fund–20

Officer/Trustee Information for Lincoln VIP Trust (unaudited) (continued)

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*	The Trust Complex is comprised of the 66 Series of the Lincoln Variable Insurance Products Trust and the 5 Series of the Lincoln Advisors Trust.

[1]

All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940, by reason of their being officers of Lincoln Investment Advisors Corporation.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Mid Cap Value Fund–21

LVIP Mondrian International Value Fund

LVIP Mondrian International Value Fund

a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2012

LVIP Mondrian International Value Fund

LVIP Mondrian International Value Fund

2012 Annual Report Commentary (unaudited)

Managed by:

The Fund returned 9.62% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2012, while its benchmark, the MSCI EAFE Index (net dividends)*, returned 17.32%.

International equity market returns were driven by the strong recovery of the financials sector, which rose by 33.1%, significantly outperforming the two weakest sectors, energy and telecommunications, which declined 0.2% and 1.0% respectively (all returns in U.S. dollars).

Within markets there was also a wide dispersion of returns, as northern Europe generally outperformed southern Europe, and in Asia all equity markets outperformed with the exception of Japan. Despite strong gains in local currency, Japan’s market rose just 8.2%, held back by yen weakness. Within the euro zone, Belgium and Germany led the way with strong returns of 39.6% and 30.9% respectively. Elsewhere the impact of austerity measures held back returns in Greece, Portugal and Spain, all rising less than 5%. The UK equity market slightly lagged, gaining only 15.3%. In Asia, Singapore saw the strongest growth, rising 31.0%. The worst performing market was Israel, which fell 4.7%.

In a very strong year for equity markets, the portfolio generated good absolute returns, despite lagging the broader index.

Allocation to markets and currency was broadly in line with the benchmark, while the overweight position in Spain and the underweight position in Germany held back returns; this was mostly offset by the overweight position to France and exposure to Taiwan. Allocation between sectors was the dominant influence on relative investment returns, as traditionally cyclically sensitive sectors outperformed classically defensive sectors. In particular, the overweight position in the telecommunication services sector as well as the underweight positions in the financials and consumer discretionary sectors held back relative investment performance.

One feature of the past year has been investors’ intolerance for companies whose results disappoint. Certain stocks in the portfolio have suffered this fate over the last twelve months. They include a diverse range of companies such as Canon, the Japanese printer manufacturer, which fell 9.5%, Tesco, the UK food retailer, which fell 9.1% as 2011 Christmas sales disappointed, QBE, the Australian non-life insurer, which fell 9.7%, and France Telecom and Telefonica, which fell 18.7% and 17.8% respectively, as both were affected by dividend cuts.

Conversely, Toyota, the Japanese the manufacturer, benefited from the weaker yen and better than expected sales in the USA. The stock gained 41% over the year. Societe Generale’s share price benefited from a rally in the financial sector, appreciating 67.3%. Despite the strength in loan growth in recent years, United Overseas Bank has not seen any deterioration in non-performing loans and this helped its share price rose nearly 42% over the year. Also, Sanofi, the France-based pharmaceutical company outperformed over the period. The company’s share price gained 32.5%, on the back of stronger than expected results and as concerns surrounding the insulin drug Lantus were reduced.

Clive Gillmore

Elizabeth A. Desmond, CFA

Melissa J.A. Platt, CFA

Mondrian Investment Partners Limited

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 12/31/02 through 12/31/12

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Mondrian International Value Fund Standard Class shares on 12/31/02. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2012, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $23,082. For comparison, look at how the MSCI EAFE Index (net dividends) did over the same period. The same $10,000 investment would have increased to $22,044. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

Average annual total returns on investment	Ended 12/31/12

Standard Class Shares
One Year	+9.62%
Five Years	–3.74%
Ten Years	+8.73%

Service Class Shares
One Year	+9.34%
Five Years	–3.99%
Inception (5/15/03)	+7.94%

*	The MSCI EAFE Index (net dividends) is a free float-adjusted market capitalization Index that is designed to measure the equity market performance of developed markets (Europe, Australia, and the far East), excluding the U.S. and Canada.

LVIP Mondrian International Value Fund–1

LVIP Mondrian International Value Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2012 to December 31, 2012

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2012 to December 31, 2012.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Annualized Expense Ratio	Expenses Paid During Period 7/1/12 to 12/31/12*
Actual
Standard Class Shares	$1,000.00	$1,096.20	0.81%	$4.27
Service Class Shares	1,000.00	1,094.80	1.06%	5.58
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.06	0.81%	$4.12
Service Class Shares	1,000.00	1,019.81	1.06%	5.38

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP Mondrian International Value Fund–2

LVIP Mondrian International Value Fund

Security Type/Country and Sector Allocations

and Top 10 Equity Holdings (unaudited)

As of December 31, 2012

Security Type/Country	Percentage of Net Assets
Common Stock	98.74%
Australia	5.14%
Belgium	0.00%
France	16.58%
Germany	6.31%
Israel	2.08%
Italy	3.68%
Japan	20.81%
Netherlands	6.20%
Singapore	4.27%
Spain	6.92%
Switzerland	7.68%
Taiwan	1.22%
United Kingdom	17.85%
Money Market Mutual Fund	1.24%
Total Value of Securities	99.98%
Receivables and Other Assets Net of Liabilities	0.02%
Total Net Assets	100.00%

Sector designations may be different than the sector designations presented in other Fund materials.

Sector	Percentage of Net Assets
Automobiles	3.10%
Building Products	2.42%
Chemicals	0.75%
Commercial Banks	5.19%
Construction & Engineering	1.68%
Containers & Packaging	1.67%
Diversified Telecommunication Services	8.62%
Electric Utilities	3.25%
Electrical Equipment	2.11%
Electronic Equipment, Instruments & Components	1.08%
Food & Staples Retailing	9.83%
Food Products	2.80%
Hotels, Restaurants & Leisure	2.06%
Industrial Conglomerates	1.15%
Insurance	8.28%
Machinery	1.06%
Media	1.55%
Multi-Utilities	4.36%
Office Electronics	3.56%
Oil, Gas & Consumable Fuels	11.29%
Personal Products	1.98%
Pharmaceuticals	15.55%
Semiconductors & Semiconductor Equipment	2.27%
Software	1.18%
Wireless Telecommunication Services	1.95%
Total	98.74%

Holdings are for informational purpose only and are subject to change at any time. They are not a recommendation to buy, sell. or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Canon	3.56%
Iberdrola	3.25%
Novartis	3.04%
Tesco	3.02%
Total	2.93%
Sanofi	2.91%
RWE	2.83%
GlaxoSmithKline	2.80%
Unilever	2.80%
Takeda Pharmaceutical	2.59%
Total	29.73%

LVIP Mondrian International Value Fund–3

LVIP Mondrian International Value Fund

Statement of Net Assets

December 31, 2012

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK–98.74%
Australia–5.14%
Amcor	1,365,520	$11,552,143
AMP	2,861,970	14,530,960
QBE Insurance Group	830,170	9,521,181

		35,604,284

Belgium–0.00%
†*Ageas VVPR Strip	17,029	22

		22

France–16.58%
Carrefour	563,007	14,492,080
Cie de Saint-Gobain	391,245	16,797,106
France Telecom	1,471,025	16,314,945
†*GDF Suez VVPR Strip	60,186	79
Sanofi	212,558	20,151,497
†Societe Generale	206,392	7,845,447
Total	390,304	20,303,258
Vallourec	140,750	7,386,298
Vinci	242,499	11,672,530

		114,963,240

Germany–6.31%
Daimler	139,689	7,688,612
Deutsche Telekom	1,446,936	16,465,965
RWE	473,350	19,628,147

		43,782,724

Israel–2.08%
Teva Pharmaceutical Industries ADR	386,300	14,424,442

		14,424,442

Italy–3.68%
ENI	714,021	17,487,096
Intesa Sanpaolo	4,634,942	8,013,133

		25,500,229

Japan–20.81%
Astellas Pharma	328,400	14,745,814
Canon	638,200	24,703,685
HOYA	379,400	7,465,763
Kao	528,600	13,755,761
Nintendo	41,900	4,468,038
Seven & I Holdings	547,200	15,405,540
Shin-Etsu Chemical	84,900	5,174,584
Takeda Pharmaceutical	402,400	17,961,427
Tokio Marine Holdings	568,600	15,819,782
Tokyo Electron	158,600	7,305,135
Toyota Motor	295,400	13,775,755
Trend Micro	123,000	3,711,531

		144,292,815

	Number of Shares	Value (U.S. $)

rCOMMON STOCK (continued)
Netherlands–6.20%
Koninklijke Ahold	1,289,847	$17,290,974
Reed Elsevier	725,541	10,755,240
Royal Dutch Shell Class A	433,954	14,932,822

		42,979,036

Singapore–4.27%
Jardine Matheson Holdings	128,400	8,011,752
Singapore Telecommunications	3,829,000	10,420,103
United Overseas Bank	681,857	11,186,585

		29,618,440

Spain–6.92%
Banco Santander	1,098,262	8,923,218
Iberdrola	4,033,160	22,518,023
†Telefonica	1,223,279	16,557,641

		47,998,882

Switzerland–7.68%
†ABB	704,644	14,599,011
Novartis	334,583	21,117,083
†Zurich Insurance Group	65,527	17,542,183

		53,258,277

Taiwan–1.22%
Taiwan Semiconductor Manufacturing ADR	492,716	8,455,007

		8,455,007

United Kingdom–17.85%
BG Group	608,543	10,153,506
BP	2,219,482	15,436,617
Compass Group	1,202,900	14,283,733
GlaxoSmithKline	891,579	19,417,706
National Grid	922,398	10,582,624
Tesco	3,801,682	20,948,308
Unilever	499,184	19,409,713
Vodafone Group	5,363,820	13,506,315

		123,738,522

Total Common Stock (Cost $582,001,256)		684,615,920

MONEY MARKET MUTUAL FUND–1.24%
Dreyfus Treasury & Agency Cash Management Fund	8,594,188	8,594,188

Total Money Market Mutual Fund (Cost $8,594,188)		8,594,188

TOTAL VALUE OF SECURITIES–99.98% (Cost $590,595,444)	693,210,108
«RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.02%	134,032

NET ASSETS APPLICABLE TO 45,490,554 SHARES OUTSTANDING–100.00%	$693,344,140

LVIP Mondrian International Value Fund–4

LVIP Mondrian International Value Fund

Statement of Net Assets (continued)

NET ASSET VALUE–LVIP MONDRIAN INTERNATIONAL VALUE FUND STANDARD CLASS ($561,634,505 / 36,846,060 Shares)	$15.243

NET ASSET VALUE–LVIP MONDRIAN INTERNATIONAL VALUE FUND SERVICE CLASS ($131,709,635 / 8,644,494 Shares)	$15.236

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2012:
Shares of beneficial interest (unlimited authorization-no par)	$672,273,387
Undistributed net investment income	2,929,303
Accumulated net realized loss on investments	(84,227,619)
Net unrealized appreciation of investments and derivatives.	102,369,069

Total net assets	$693,344,140

r	Securities have been classified by country of origin. Classification by type of business has been presented on page 3.

†	Non-income producing for the period.

«	Of this amount, $1,775,457 represents payable for fund shares redeemed as of December 31, 2012.

*	If dividend payments are received, the tax witholding rate is at a reduced amount of 15%, rather than 25%.

The following foreign currency exchange contract was outstanding at December 31, 2012:1

Foreign Currency Exchange Contract

Counterparty	Contracts to Receive (Deliver)	In Exchange For	Settlement Date	Unrealized Appreciation (Depreciation)
MNB	AUD (27,607,000)	USD 28,396,836	1/31/13	$(226,000)

The use of foreign currency exchange contract involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional value presented above represents the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1]	See Note 7 in “Notes to Financial Statements.”

Summary of Abbreviations:

ADR–American Depositary Receipt

AUD–Australian Dollar

MNB–Mellon National Bank

USD–United States Dollar

VVPR Strip–Dividend Coupon

See accompanying notes, which are an integral part of the financial statements.

LVIP Mondrian International Value Fund–5

LVIP Mondrian International Value Fund

Statement of Operations

Year Ended December 31, 2012

LVIP Mondrian International Value Fund

Statements of Changes in Net Assets

INVESTMENT INCOME:
Dividends	$25,400,151
Foreign tax withheld	(2,069,881)

23,330,270

EXPENSES:
Management fees	4,427,511
Distribution fees-Service Class	321,555
Accounting and administration expenses	252,977
Reports and statements to shareholders	81,338
Custodian fees	68,036
Professional fees.	33,708
Trustees’ fees	14,065
Pricing fees	5,327
Other	18,588

Total operating expenses	5,223,105

NET INVESTMENT INCOME	18,107,165

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	4,938,697
Foreign currencies	(201,403)
Foreign currency exchange contracts	128,445

Net realized gain	4,865,739

Net change in unrealized appreciation (depreciation) of:
Investments	41,344,386
Foreign currencies	(20,882)
Foreign currency exchange contracts	(1,335,949)

Net change in unrealized appreciation (depreciation)	39,987,555

NET REALIZED AND UNREALIZED GAIN	44,853,294

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$62,960,459

See accompanying notes, which are an integral part of the financial statements.

	Year Ended
	12/31/12	12/31/11
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$18,107,165	$19,932,825
Net realized gain	4,865,739	9,787,818
Net change in unrealized appreciation (depreciation)	39,987,555	(57,751,839)

Net increase (decrease) in net assets resulting from operations	62,960,459	(28,031,196)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(15,251,337)	(13,137,076)
Service Class	(3,435,195)	(3,834,765)

	(18,686,532)	(16,971,841)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	188,413,820	146,805,865
Service Class	20,798,577	26,752,526
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	15,251,337	13,137,076
Service Class	3,435,195	3,834,765

	227,898,929	190,530,232

Cost of shares repurchased:
Standard Class	(76,038,220)	(193,639,117)
Service Class	(26,188,997)	(30,875,314)

	(102,227,217)	(224,514,431)

Increase (Decrease) in net assets derived from capital share transactions	125,671,712	(33,984,199)

NET INCREASE (DECREASE) IN NET ASSETS	169,945,639	(78,987,236)
NET ASSETS:
Beginning of year	523,398,501	602,385,737

End of year	$693,344,140	$523,398,501

Undistributed net investment income	$2,929,303	$3,581,628

See accompanying notes, which are an integral part of the financial statements.

LVIP Mondrian International Value Fund–6

LVIP Mondrian International Value Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Mondrian International Value Fund Standard Class
	Year Ended
	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08
Net asset value, beginning of period	$14.310	$15.447	$15.593	$13.343	$24.163

Income (loss) from investment operations:
Net investment income[1]	0.460	0.544	0.446	0.438	0.736
Net realized and unrealized gain (loss)	0.907	(1.192)	(0.076)	2.387	(9.302)

Total from investment operations	1.367	(0.648)	0.370	2.825	(8.566)

Less dividends and distributions from:
Net investment income	(0.434)	(0.489)	(0.516)	(0.470)	(0.937)
Net realized gain	—	—	—	(0.105)	(1.317)

Total dividends and distributions	(0.434)	(0.489)	(0.516)	(0.575)	(2.254)

Net asset value, end of period	$15.243	$14.310	$15.447	$15.593	$13.343

Total return[2]	9.62%	(4.21% )	2.46%	21.24%	(36.65% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$561,634	$398,099	$467,375	$571,983	$550,891
Ratio of expenses to average net assets	0.83%	0.85%	0.85%	0.86%	0.80%
Ratio of net investment income to average net assets	3.13%	3.47%	3.00%	3.25%	3.83%
Portfolio turnover	13%	41%	20%	17%	13%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP Mondrian International Value Fund–7

LVIP Mondrian International Value Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Mondrian International Value Fund Service Class
	Year Ended
	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08
Net asset value, beginning of period	$14.306	$15.441	$15.588	$13.345	$24.134

Income (loss) from investment operations:
Net investment income[1]	0.422	0.502	0.409	0.405	0.687
Net realized and unrealized gain (loss)	0.906	(1.187)	(0.078)	2.379	(9.278)

Total from investment operations	1.328	(0.685)	0.331	2.784	(8.591)

Less dividends and distributions from:
Net investment income	(0.398)	(0.450)	(0.478)	(0.436)	(0.881)
Net realized gain	—	—	—	(0.105)	(1.317)

Total dividends and distributions	(0.398)	(0.450)	(0.478)	(0.541)	(2.198)

Net asset value, end of period	$15.236	$14.306	$15.441	$15.588	$13.345

Total return[2]	9.34%	(4.45% )	2.21%	20.92%	(36.81% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$131,710	$125,300	$135,011	$134,503	$123,626
Ratio of expenses to average net assets	1.08%	1.10%	1.10%	1.11%	1.05%
Ratio of net investment income to average net assets	2.88%	3.22%	2.75%	3.00%	3.58%
Portfolio turnover	13%	41%	20%	17%	13%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP Mondrian International Value Fund–8

LVIP Mondrian International Value Fund

Notes to Financial Statements

December 31, 2012

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 66 series (Series). These financial statements and the related notes pertain to the LVIP Mondrian International Value Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek long-term capital appreciation as measured by the change in the value of Fund shares over a period of three years or longer.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sales price on the valuation date. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2009–December 31, 2012), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are

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LVIP Mondrian International Value Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

those of the specific securities sold. Dividend income is recorded on the ex-dividend date. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2012.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (LIAC) is a registered investment advisor and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.90% of the first $200 million of the average daily net assets of the Fund; 0.75% of the next $200 million; and 0.60% of the average daily net assets of the Fund in excess of $400 million.

Mondrian Investment Partners Ltd. (Sub-Advisor) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Advisor a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund paid Lincoln Life a fee at an annual rate of 0.008% of the average daily net assets of the Fund and reimbursed Lincoln Life for the cost of internal legal services. For the year ended December 31, 2012, fees for these administrative and legal services amounted to $47,033 and $5,237, respectively. Beginning January 1, 2013, the Trust will reimburse Lincoln Life for the cost of administrative and internal legal services.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2012, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$422,540
Distribution fees payable to LFD	27,716

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The Fund pays the compensation of unaffiliated trustees.

3. Investments

For the year ended December 31, 2012, the Fund made purchases of $195,485,992 and sales of $73,199,189 of investment securities other than short-term investments.

At December 31, 2012, the cost of investments for federal income tax purposes was $599,491,513. At December 31, 2012, net unrealized appreciation was $93,718,595, of which $138,471,740 related to unrealized appreciation of investments and $44,753,145 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

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Notes to Financial Statements (continued)

3. Investments (continued)

Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Common Stock	$22,879,449	$661,736,392	$79	$684,615,920
Money Market Mutual Fund	8,594,188	—	—	8,594,188

Total	$31,473,637	$661,736,392	$79	$693,210,108

Foreign Currency Exchange Contracts	$—	$(226,000)	$—	$(226,000)

As a result of international fair value pricing at December 31, 2012, the majority of the Fund’s common stock investments were categorized as Level 2. During the year ended December 31, 2012, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the year. In accordance with the fair value procedures described in Note 1, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2012 and 2011 was as follows:

	Year Ended 12/31/12	Year Ended 12/31/11
Ordinary income	$18,686,532	$16,971,841

5. Components of Net Assets on a Tax Basis

As of December 31, 2012, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$672,273,387
Undistributed ordinary income	3,116,736
Accumulated capital & other losses	(75,744,983)
Unrealized appreciation	93,699,000

Net assets	$693,344,140

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, mark-to-market of foreign currency exchange contracts and tax treatment of unrealized gain on passive foreign investment companies.

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LVIP Mondrian International Value Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis (continued)

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2012, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Loss
$ (72,958)	$72,958

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $3,758,939 was utilized in 2012. Capital loss carryforwards remaining at December 31, 2012, if not utilized in futures years, will expire as follows: $70,007,434 expires in 2017 and $5,324,888 expires in 2018.

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. The provisions of the Act were effective for the Fund’s calendar year ended December 31, 2011. The Act provides for the unlimited carryover of future capital losses; however, there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized, due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss, whereas before the Act, capital losses carried forward were treated as short-term.

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/12	Year Ended 12/31/11
Shares sold:
Standard Class	13,171,201	9,542,218
Service Class	1,429,465	1,724,657
Shares issued upon reinvestment of dividends and distributions:
Standard Class	1,016,285	909,013
Service Class	228,865	265,871

	15,845,816	12,441,759

Shares repurchased:
Standard Class	(5,161,414)	(12,888,779)
Service Class	(1,772,704)	(1,975,542)

	(6,934,118)	(14,864,321)

Net increase (decrease)	8,911,698	(2,422,562)

7. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

LVIP Mondrian International Value Fund–12

LVIP Mondrian International Value Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

Fair values of derivative instruments as of December 31, 2012 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Forward currency exchange contracts (Foreign currency exchange contracts)	Receivables and other assets net of liabilities	$—	Receivables and other assets net of liabilities	$(226,000)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2012 was as follows:

	Location of Gain or Loss on Derivatives Recognized in Income	Realized Gain(Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Forward currency exchange contracts (Foreign currency exchange contracts)	Net realized gain on foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$128,445	$(1,335,949)

Derivatives Generally–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2012. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2012.

	Asset Derivative Volume	Liability Derivative Volume
Foreign currency exchange contracts (average cost)	$821,139	$26,867,218

8. Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Mondrian International Value Fund–13

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Mondrian International Value Fund

We have audited the accompanying statement of net assets of the LVIP Mondrian International Value Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Mondrian International Value Fund of the Lincoln Variable Insurance Products Trust at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 18, 2013

Philadelphia, Pennsylvania

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LVIP Mondrian International Value Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2012, the Fund designates distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
0.00%	100.00%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Sub-Advisory Agreements

On August 29 and September 10, 2012, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “LVIP Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the LVIP Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal or approval of the sub-advisory agreement with various sub-advisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the LVIP Trust (each a “Fund”).

The trustees who are not “interested persons” of the LVIP Trust (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and the sub-advisers prior to the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also received information about the Funds throughout the year in connection with the regular quarterly Board meetings from LIAC and, as applicable, the various portfolio management teams providing services to the Funds.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, LVIP Trust officers and Lincoln Life and LIAC employees to consider the renewal of the Advisory Agreements. In considering the renewal or approval of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered, among others, the factors listed below and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed or approved and accordingly, recommended to the Board of Trustees the renewal or approval of the Advisory Agreements.

Approval of Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Independent Trustees considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel, resources, compliance and LIAC’s criteria for review of the sub-adviser’s performance. The Independent Trustees reviewed the services provided by LIAC in serving as investment adviser, the personnel providing the investment management services and compliance staff, regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-adviser. The Independent Trustees noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Independent Trustees also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. Based on this information, the Independent Trustees concluded that the services provided by LIAC were satisfactory.

The Independent Trustees reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2012, for the Fund compared to the average performance of a performance universe of funds in a Lipper category underlying variable insurance products (“performance group”) and a benchmark index.

The Independent Trustees reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee, sub-advisory fee and expense ratio to those of a Lipper expense peer group for the Fund. The Independent Trustees considered that management fees as reported by Lipper include separate administrative and accounting fees for the Fund as well as the funds in the expense group, to the extent the expense group funds pay separate administrative and accounting fees. The expense peer group consists of the Fund and other funds in a Lipper category underlying variable insurance products, as classified by Lipper (“expense group”).

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LVIP Mondrian International Value Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement with LIAC (continued)

The Independent Trustees considered that LIAC does not manage the day-to-day portfolio of the Fund, but had delegated those duties to an unaffiliated sub-adviser. The Independent Trustees concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.

The Independent Trustees noted that the investment management fees for the Fund were within range of the average investment management fee of the Lipper expense group. On the basis of the information provided, the Independent Trustees concluded that the Fund’s investment management fee was reasonable in light of the nature, quality and extent of services provided by LIAC.

The Independent Trustees considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Independent Trustees considered that the Fund had breakpoints in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.

The Independent Trustees also reviewed the profitability analysis to LIAC and its affiliates with respect to the Fund individually and the Funds group overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Independent Trustees reviewed materials provided by LIAC and Lincoln as to any such benefits. Lincoln Insurance Companies receive and retain 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Independent Trustees also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from Lincoln Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates may benefit from economies of scale with the Fund when it bargains together with the Fund for certain services. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums will be allocated to the Fund as received.

Approval of Sub-Advisory Agreement with Mondrian

In considering the renewal of the sub-advisory agreement between LIAC and Mondrian Investment Partners Limited (“Mondrian”) on behalf of the Fund, the Independent Trustees considered the nature, extent and quality of services provided by Mondrian under the sub-advisory agreement. The Independent Trustees considered the services provided by Mondrian, the background of the portfolio managers and Mondrian’s investment strategy. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance matters.

The Independent Trustees reviewed the Fund’s return compared to the average return of the Lipper performance group of international value funds and the MSCI EAFE (Net) Index and noted that the Fund’s performance was above the average of the Lipper performance group for the one year, three year and five year periods and was above or in line with the benchmark index for the same time periods. The Independent Trustees determined that the services provided by Mondrian were satisfactory.

The Independent Trustees reviewed the sub-advisory fee schedule which includes breakpoints, and considered the effective fee rates charged to other funds advised by Mondrian and noted that the fees were within range of other registered funds sub-advised by Mondrian and below the average of the Lipper contractual sub-adviser fees expense group. The Independent Trustees considered that the sub-advisory fee schedule was negotiated between LIAC and Mondrian, an unaffiliated third party. The Independent Trustees concluded that the sub-advisory fees were reasonable.

With respect to profitability, the Independent Trustees considered information provided by Mondrian regarding Mondrian’s estimated profitability in providing sub-advisory services to the Fund, and noted that the sub-advisory fee was negotiated between LIAC and Mondrian, an unaffiliated party, and that LIAC compensates Mondrian from its fees. The Independent Trustees concluded that estimated profitability was not unreasonable. The Independent Trustees noted that Mondrian has the ability to obtain research with soft dollars that may or may not be used by the Fund and may be used for the benefit of other clients of Mondrian.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Independent Trustees determined that the terms of the investment management agreement and sub-advisory agreement for the Fund continue to be fair and reasonable, and that the continuation of each such agreement is in the best interests of the Fund and recommended the renewal of the respective agreements to the Board of Trustees.

LVIP Mondrian International Value Fund–16

Officer/Trustee Information for Lincoln VIP Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Fidelity Investments	71	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	71	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Retired; Formerly, Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	71	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	71	N/A
Gary D. Lemon, PH.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly, Advisory Trustee since November 2004	Joseph Percival Allen III University Professor, James W. Emerson Director of the Robert C. McDermond Center for Management and Entrepreneurship, Professor of Economics and Management, DePauw University	71	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C.	71	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; Formerly, President Emeritus, Indiana Health Association; Formerly, President, Indiana Hospital & Health Association	71	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC.	71	N/A
Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since June 2011	Senior Vice President and Treasurer, Lincoln National Corporation; Formerly, Senior Vice President, Head of Insurance & Retirement Solutions Financial Management	N/A	N/A

LVIP Mondrian International Value Fund–17

Officer/Trustee Information for Lincoln VIP Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Jill R. Whitelaw, Esq.[1] Radnor Financial Center, 150 N. Radnor Chestor Rd, Radnor, PA 19087 YOB: 1963	Vice President, Secretary, and Chief Legal Officer	Vice President, Secretary, and Chief Legal Officer since December 2012; Formerly, Secretary and Chief Legal Officer since June 2011	Vice President and Chief Counsel–Fund Management, The Lincoln National Life Insurance Company; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corp.; Formerly, Of Counsel–Montgomery, McCracken, Walker & Rhoades; Director–Merrill Lynch, Pierce, Fenner & Smith	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, Director of Funds Management, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A
Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Vice President since December 2012	Vice President, The Lincoln National Life Insurance Company	N/A	N/A
Blake W. Martin[1] Radnor Financial Center, 150 N. Radnor Chester Rd, Radnor, PA 19087 YOB: 1956	Vice President	Vice President since December 2012	Vice President and Head of Corporate Tax, Lincoln National Corporation; Formerly, Independent Consultant and Managing Director at Smart Business Advisory and Consulting, LLC.	N/A	N/A
John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President since June 2011 and Chief Compliance Officer since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A
David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011	Vice President, Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly, Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A

LVIP Mondrian International Value Fund–18

Officer/Trustee Information for Lincoln VIP Trust (unaudited) (continued)

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*	The Trust Complex is comprised of the 66 Series of the Lincoln Variable Insurance Products Trust and the 5 Series of the Lincoln Advisors Trust.

[1]

All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940, by reason of their being officers of Lincoln Investment Advisors Corporation.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Mondrian International Value Fund–19

LVIP Money Market Fund

LVIP Money Market Fund

a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2012

LVIP Money Market Fund

LVIP Money Market Fund

2012 Annual Report Commentary (unaudited)

Managed by:

The Fund returned 0.03% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2012, while its benchmark, the Citigroup 90 Day T-Bill Index*, returned 0.07%.

As we now enter the fifth year of the Federal Reserve’s Zero Interest Rate policy, and the third year of discussion of far-reaching regulatory changes, money market funds continue to struggle to find yield that is less subject to the volatility of the general financial markets.

Three market factors continue to challenge money funds: a low yield environment, a scarcity of eligible assets and an inflow of cash from federal easing programs. Federal Reserve interest rate policy sets the standard for yields at historically low levels and has pledged to continue to promote low interest rates into the intermediate future. Nonetheless, the expansion of central bank balance sheets, the deleveraging of financial institutions–in part in consequence of rating downgrades–and continuing uncertainty about the fundamental strength of movements to financial recovery in Europe have limited the availability of instruments for money fund investment. Additionally, the prevailing low rates encourage commercial borrowers to entertain financing instruments of longer tenor than those money funds are able to support. Simultaneously, the Federal Reserve’s programs of quantitative easing and the expiration of the Transaction Guarantee Program, have released an unprecedented amount of cash seeking to invest in a shrinking pool of assets. The result has been downward market pressure on yields already depressed by the influence of other arms of Federal Reserve strategy. In these circumstances many investors who normally would look to the relative stability of money market funds as an element in their portfolios are turning to riskier short term investments in order to achieve even minimal returns.

Along with market pressures, money market funds face the strong possibility of imminent action in the name of money fund reform. Despite the vagaries in the implementation of regulatory reform in many sectors The Financial Stability Oversight Council voted unanimously to present recommendations for money market reform for public comment. The recommendations include different alternatives, including floating Net Asset Value (NAV) and the introduction of capital buffers.

I believe that it is unlikely that 2013 will be less challenging for money funds than the past few years have been. In my view, the low interest rate environment will prevail for some time as a matter of public policy. Calls for changes in defining and managing risk are likely to continue. It is just as likely that demand, even if insufficiently met at present, persist for safe, diverse portfolios of investment quality assets to balance the volatility and elevated risk of the broader equity and fixed income markets.

Cynthia Isom

Delaware Investments

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 12/31/02 through 12/31/12

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Money Market Fund Standard Class shares on 12/31/02. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2012, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,788. For comparison, look at how the Citigroup 90 Day T-Bill Index did over the same period. The same $10,000 investment would have increased to $11,823. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund’s during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $10.00 per share, it is possible to lose money investing in the Fund.

Average annual total returns on investment	Ended 12/31/12

Standard Class Shares
One Year	+0.03%
Five Years	+0.55%
Ten Years	+1.66%

Service Class Shares
One Year	+0.03%
Five Years	+0.45%
Inception (5/15/03)	+1.52%

*	The Citigroup 90 Day T-Bill Index is an unmanaged index that measures the rate of return for 90-day U.S. Treasury Bills.

Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc.(DMHI) and its subsidiaries, including Delaware Management Company, sub-advisor to the Fund. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

Investments in LVIP Money Market Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk,

LVIP Money Market Fund–1

LVIP Money Market Fund

2012 Annual Report Commentary (unaudited) (continued)

including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the LVIP Money Market Fund, the repayment of capital from the LVIP Money Market Fund, or any particular rate of return.

All third-party trademarks are the property of their respective owners.

(c) 2013 Delaware Management Holdings, Inc.

LVIP Money Market Fund–2

LVIP Money Market Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2012 to December 31, 2012

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2012 to December 31, 2012.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of

$1,000

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Annualized Expense Ratio	Expenses Paid During Period 7/1/12 to 12/31/12*
Actual
Standard Class Shares	$1,000.00	$1,000.10	0.20%	$1.01
Service Class Shares	1,000.00	1,000.10	0.20%	1.01
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.13	0.20%	$1.02
Service Class Shares	1,000.00	1,024.13	0.20%	1.02

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP Money Market Fund–3

LVIP Money Market Fund

Security Type/Sector Allocation (unaudited)

As of December 31, 2012

Security Type/Sector	Percentage of Net Assets
Certificates of Deposit	8.32%
Commercial Paper	76.81%
Beverages	4.16%
Capital Markets	4.81%
Colleges & Universities	17.15%
Commercial Banks	16.27%
Consumer Finance	3.55%
Diversified Financial Services	14.40%
Food Products	1.28%
Health Care Equipment & Supplies	2.32%
Health Care Providers & Services	1.28%
Industrial Conglomerates	4.48%
Oil, Gas & Consumable Fuels	7.11%
Corporate Bonds	8.57%
Municipal Bonds	4.72%
Discount Note	0.55%
Total Value of Securities	98.97%
Receivables and Other Assets Net of Liabilities	1.03%
Total Net Assets	100.00%

LVIP Money Market Fund–4

LVIP Money Market Fund

Statement of Net Assets

December 31, 2012

	Principal Amount°	Value (U.S. $)

CERTIFICATES OF DEPOSIT–8.32%
Bank of Montreal Chicago 0.08% 1/4/13	15,000,000	$15,000,000
Chase Bank USA 0.22% 3/6/13	15,000,000	15,000,000
National Bank of Canada New York 0.58% 6/13/13	10,000,000	10,000,000
Toronto Dominion Bank New York 0.18% 1/7/13	15,000,000	15,000,000
0.35% 5/16/13	10,000,000	10,000,000

Total Certificates of deposit (Cost $65,000,000)		65,000,000

COMMERICAL PAPER–76.81%
Beverages–4.16%
≠Coca-Cola 0.21% 6/4/13	20,000,000	19,982,033
0.23% 5/14/13	12,500,000	12,489,378

		32,471,411

Capital Markets–4.81%
≠Schwab (Charles) 0.19% 1/2/13 .	37,500,000	37,499,802

		37,499,802

Colleges & Universities–17.15%
≠Brown University 0.18% 1/7/13	15,100,000	15,099,547
≠Cornell University 0.18% 2/13/13	7,600,000	7,598,366
0.19% 3/19/13	8,400,000	8,396,586
0.20% 4/4/13	7,500,000	7,496,125
≠Dartmouth College 0.19% 2/12/13	6,500,000	6,498,559
0.19% 3/13/13	1,400,000	1,399,475
Emory University 0.19% 3/19/13	12,000,000	12,000,000
≠Leland Stanford Junior University 0.14% 1/24/13	10,000,000	9,999,106
0.18% 2/22/13	17,000,000	16,995,580
0.21% 4/25/13	7,500,000	7,495,013
≠St. Joseph County, Indiana 0.19% 1/11/13	13,415,000	13,414,292
≠University of Chicago 0.18% 1/8/13	10,000,000	9,999,650
0.18% 1/15/13	10,000,000	9,999,300
≠Yale University 0.18% 1/15/13	7,500,000	7,499,475

		133,891,074

Commercial Banks–16.27%
≠Abbey National North America 0.18% 1/2/13	36,000,000	35,999,820
≠Bank of Nova Scotia 0.03% 1/2/13	15,000,000	14,999,988
0.205% 1/16/13	20,000,000	19,998,292
≠BNP Paribas Canada 0.15% 1/2/13	36,000,000	35,999,850

	Principal Amount°	Value (U.S. $)

COMMERICAL PAPER (continued)
Commercial Banks (continued)
≠Commonwealth Bank of Australia 0.22% 2/28/13	10,000,000	$9,996,456
«0.255% 6/17/13	10,000,000	9,988,171

		126,982,577

Consumer Finance–3.55%
≠BMW US Capital 0.15% 2/20/13	12,705,000	12,702,353
≠Toyota Motor Credit 0.25% 2/28/13	15,000,000	14,993,958

		27,696,311

Diversified Financial Services–14.40%
≠CPPIB Capital 0.15% 1/17/13	36,000,000	35,997,600
≠Credit Agricole North America 0.16% 1/3/13	36,000,000	35,999,680
≠General Electric Capital 0.13% 4/15/13	15,425,000	15,419,207
≠National Australia Funding 0.185% 2/25/13	25,000,000	24,992,934

		112,409,421

Food Products–1.28%
≠Unilever Capital 0.452% 1/17/13	10,000,000	9,998,000

		9,998,000

Health Care Equipment & Supplies–2.32%
≠Medtronic 0.17% 3/28/13	7,000,000	6,997,157
0.18% 4/11/13	11,100,000	11,094,450

		18,091,607

Health Care Providers & Services–1.28%
Catholic Health Initiatives 0.20% 1/14/13	10,000,000	10,000,000

		10,000,000

Industrial Conglomerates–4.48%
≠Danaher 0.12% 1/2/13	20,000,000	19,999,933
0.15% 1/4/13	10,000,000	9,999,875
0.15% 1/15/13	5,000,000	4,999,708

		34,999,516

Oil, Gas & Consumable Fuels–7.11%
≠Koch Resources 0.12% 1/15/13	15,000,000	14,999,300
0.15% 1/25/13	6,300,000	6,299,370
0.16% 1/9/13	5,000,000	4,999,822

LVIP Money Market Fund–5

LVIP Money Market Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

COMMERICAL PAPER (continued)
Oil, Gas & Consumable Fuels (continued)
≠Total Capital Canada 0.145% 2/8/13	29,230,000	$29,225,526

		55,524,018

Total Commerical Paper (Cost $599,563,737)		599,563,737

CORPORATE BONDS–8.57%
Commercial Banks–2.87%
Bank One 5.25% 1/30/13	4,655,000	4,671,175
#National Australia Bank 144A 5.35% 6/12/13	10,000,000	10,204,945
Wells Fargo 4.95% 10/16/13	7,270,000	7,522,471

		22,398,591

Consumer Finance–1.22%
#•American Honda Finance 144A 0.463% 5/2/13	2,000,000	2,000,000
•Toyota Motor Credit 0.395% 7/25/13	7,500,000	7,500,000

		9,500,000

Diversified Financial Services–1.70%
#Export Development Canada 144A 0.30% 3/7/13	7,750,000	7,750,000
General Electric Capital 5.40% 9/20/13	4,985,000	5,162,343
JPMorgan Chase 5.75% 1/2/13	400,000	400,053

		13,312,396

Industrial Conglomerates–1.80%
General Electric Capital 5.00% 2/1/13	14,000,000	14,053,389

		14,053,389

Pharmaceuticals–0.98%
GlaxoSmithKline Capital 4.85% 5/15/13	7,500,000	7,619,433

		7,619,433

Total Corporate Bonds (Cost $66,883,809)		66,883,809

	Principal Amount°	Value (U.S. $)

MUNICIPAL BONDS–4.72%
California State Revenue Anticipation Notes Series A1 2.50% 6/20/13	10,000,000	$10,096,070
•Hanover County, Virginia Economic Development Authority Revenue (Bon Secours Health) Series D 0.15% 11/1/25 (LOC-U.S. Bank NA)	5,700,000	5,700,000
•Maryland State Health & Higher Educational Facilities Authority Revenue (Adjustable Pooled Loan Program) Series B 0.14% 4/1/35 (LOC-JPMorgan Chase Bank).	12,600,000	12,600,000
•Nassau, New York Health Care Revenue Series C2-0.21% 8/1/29 (LOC-Wells Fargo Bank NA)	5,000,000	5,000,000
•New York State Housing Finance Agency Revenue (Broadway) Series B 0.19% 5/1/44 (LOC-Wells Fargo Bank NA)	3,450,000	3,450,000

Total Municipal Bonds (Cost $36,846,070)		36,846,070

DISCOUNT NOTE–0.55%
Federal Home Loan Bank ≠0.055% 3/13/13	4,285,000	4,284,535

Total Discount Note (Cost $4,284,535)		4,284,535

TOTAL VALUE OF SECURITIES–98.97% (Cost $772,578,151)Δ	772,578,151
«RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–1.03%	8,027,296

NET ASSETS APPLICABLE TO 78,061,005 SHARES OUTSTANDING–100.00%	$780,605,447

NET ASSET VALUE–LVIP MONEY MARKET FUND STANDARD CLASS ($429,047,975 / 42,903,900 Shares)	$10.000

NET ASSET VALUE–LVIP MONEY MARKET FUND SERVICE CLASS ($351,557,472 / 35,157,105 Shares)	$10.000

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2012:
Shares of beneficial interest (unlimited authorization–no par)	$780,608,104
Accumulated net realized loss on investments	(2,657)

Total net assets	$780,605,447

LVIP Money Market Fund–6

LVIP Money Market Fund

Statement of Net Assets (continued)

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2012, the aggregate value of Rule 144A securities was $19,954,945 which represents 2.56% of the Fund’s net assets. See Note 7 in “Notes to Financial Statements.”

r	Also the cost for federal income tax purposes.

•	Variable rate security. The rate shown is the rate as of December 31, 2012. Interest rates reset periodically.

«	Of this amount, $5,776,399, represents payable for fund shares redeemed as of December 31, 2012.

≠	The rate shown is the effective yield at the time of purchase.

«	Commercial paper exempt from registration under Section 4(2) and/or Rule 144A of the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration only to dealers in that program or other “accredited investors”. At December 31, 2012, the aggregate value of these securites was $9,988,171, which represented 1.28% of the Fund’s net assets. See Note 7 in “Notes to Financial Statements.”

°	Principal amount shown is stated in U.S. Dollars unless noted that the security is denominated in another currency.

LOC–Letter of Credit

See accompanying notes, which are an integral part of the financial statements.

LVIP Money Market Fund–7

LVIP Money Market Fund

Statement of Operations

Year Ended December 31, 2012

LVIP Money Market Fund

Statement of Changes in Net Assets

INVESTMENT INCOME:
Interest	$1,793,079

EXPENSES:
Management fees	2,899,970
Distributions fees-Service Class	880,089
Accounting and administration expenses	336,078
Reports and statements to shareholders	58,016
Professional fees	34,312
Trustees’ fees	22,504
Custodian fees	11,036
Pricing fees	6,216
Other	27,666

4,275,887
Less expenses waived/reimbursed	(1,803,286)
Less waived distribution expenses-Service Class	(880,089)

Total operating expenses	1,592,512

NET INVESTMENT INCOME	200,567

NET REALIZED LOSS ON INVESTMENTS	(2,657)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$197,910

See accompanying notes, which are an integral part of the financial statements.

	12/31/12	12/31/11
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$200,567	$243,899
Net realized gain (loss)	(2,657)	3,332

Net increase in net assets resulting from operations	197,910	247,231

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(110,464)	(138,268)
Service Class	(90,103)	(105,768)
Net realized gain:
Standard Class	(1,804)	(563)
Service Class	(1,528)	(554)

	(203,899)	(245,153)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	427,357,243	475,109,568
Service Class	337,182,676	541,173,849
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	111,580	138,831
Service Class	91,066	106,322

	764,742,565	1,016,528,570

Cost of shares repurchased:
Standard Class	(487,559,013)	(504,711,669)
Service Class	(366,449,943)	(525,175,686)

	(854,008,956)	(1,029,887,355)

Decrease in net assets derived from capital share transactions	(89,266,391)	(13,358,785)

NET DECREASE IN NET ASSETS	(89,272,380)	(13,356,707)
NET ASSETS:
Beginning of year	869,877,827	883,234,534

End of year (there was no undistributed net investment income at either year end)	$780,605,447	$869,877,827

See accompanying notes, which are an integral part of the financial statements.

LVIP Money Market Fund–8

LVIP Money Market Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Money Market Fund Standard Class
	Year Ended
	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08
Net asset value, beginning of period	$10.000	$10.000	$10.000	$10.000	$10.000

Income from investment operations:
Net investment income	0.003	0.003	0.005	0.034	0.232

Total from investment operations	0.003	0.003	0.005	0.034	0.232

Less dividends and distributions from:
Net investment income	(0.003)	(0.003)	(0.005)	(0.034)	(0.232)
Net realized gain[1]	—	—	—	—	—

Total dividends and distributions	(0.003)	(0.003)	(0.005)	(0.034)	(0.232)

Net asset value, end of period	$10.000	$10.000	$10.000	$10.000	$10.000

Total return[2]	0.03%	0.03%	0.05%	0.32%	2.34%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$429,048	$489,141	$518,604	$657,041	$891,527
Ratio of expenses to average net assets	0.20%	0.19%	0.29%	0.43%	0.43%
Ratio of expenses to average net assets prior to expenses waived/ reimbursed and expense paid indirectly	0.43%	0.43%	0.42%	0.43%	0.43%
Ratio of net investment income to average net assets	0.03%	0.03%	0.05%	0.31%	2.23%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed and expense paid indirectly	(0.20% )	(0.21% )	(0.08% )	0.31%	2.23%

[1]

For the years ended December 31, 2012, 2011, 2010, 2009 and 2008, net realized gain distributions of $1,804, $563, $2,279, $8,501 and $3,216, respectively, were made by the Fund’s Standard class, which calculated to de minimus amounts of $0.000, $0.000, $0.000 ,$0.000 and $0.000 per share, respectively.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Money Market Fund–9

LVIP Money Market Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Money Market Fund Service Class
	Year Ended
	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08
Net asset value, beginning of period	$10.000	$10.000	$10.000	$10.000	$10.000

Income from investment operations:
Net investment income	0.003	0.003	0.004	0.009	0.207

Total from investment operations	0.003	0.003	0.004	0.009	0.207

Less dividends and distributions from:
Net investment income	(0.003)	(0.003)	(0.004)	(0.009)	(0.207)
Net realized gain[1]	—	—	—	—	—

Total dividends and distributions	(0.003)	(0.003)	(0.004)	(0.009)	(0.207)

Net asset value, end of period	$10.000	$10.000	$10.000	$10.000	$10.000

Total return[2]	0.03%	0.03%	0.04%	0.08%	2.10%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$351,557	$380,737	$364,631	$449,623	$649,414
Ratio of expenses to average net assets	0.20%	0.19%	0.30%	0.65%	0.68%
Ratio of expenses to average net assets prior to expenses waived/ reimbursed and expense paid indirectly	0.68%	0.68%	0.67%	0.68%	0.68%
Ratio of net investment income to average net assets	0.03%	0.03%	0.04%	0.09%	1.98%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed and expense paid indirectly	(0.45% )	(0.46% )	(0.33% )	0.06%	1.98%

[1]

For the years ended December 31, 2012, 2011, 2010, 2009 and 2008, net realized gain distributions of $1,528, $554, $1,821, $6,114 and $1,871, respectively, were made by the Fund’s Service class, which calculated to de minimus amounts of $0.000, $0.000, $0.000, $0.000 and $0.000 per share, respectively.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers by the manager and distributor, as applicable. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Money Market Fund–10

LVIP Money Market Fund

Notes to Financial Statements

December 31, 2012

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 66 series (Series). These financial statements and the related notes pertain to the LVIP Money Market Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to maximize current income while (i) maintaining a stable value of your shares (providing stability of net asset value) and (ii) preserving the value of your initial investment (preservation of capital).

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Securities are valued at amortized cost, which approximates market value and is permitted under Rule 2a-7 under the 1940 Act. This method involves valuing a portfolio security initially at its cost and thereafter adjusting for amortization of premium or accretion of discount to maturity. Significant inputs to the amortization cost method include purchase cost security, premium or discount at the purchase date and time to maturity.

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2009–December 31, 2012), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting–Investment income and common expenses are allocated to the classes of the Fund on the basis of “settled shares” of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities using the effective interest method. The Fund declares dividends daily from net investment income and pays such dividends daily. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2012.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (LIAC) is a registered investment advisor and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.48% of the first $200 million of the average daily net assets of the Fund; 0.40% of the next $200 million; and 0.30% of the average daily net assets of the Fund in excess of $400 million.

Delaware Management Company (Sub-advisor), a series of Delaware Management Business Trust, is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Advisor a fee based on the Fund’s average daily net assets.

LVIP Money Market Fund –11

LVIP Money Market Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund paid Lincoln Life a fee at an annual rate of 0.008% of the average daily net assets of the Fund and reimbursed Lincoln Life for the cost of internal legal services. For the year ended December 31, 2012, fees for these administrative and legal services amounted to $62,399 and $7,379, respectively. Beginning January 1, 2013, the Trust will reimburse Lincoln Life for the cost of the administrative and internal legal services.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board of Trustees (Board). No distribution expenses are paid by Standard Class shares.

LFD and LIAC have voluntarily agreed to waive fees and/or reimburse expenses to the extent necessary to prevent a negative yield for each class of shares of the Fund. These voluntary waivers and reimbursements may be modified or terminated at any time, without notice, and are subject to future recapture by LFD and LIAC. Amounts waived and/or reimbursed under this agreement can be recaptured for a period of up to three years from the year in which LFD and LIAC waived fees and/or reimbursed expenses for the Fund. The following table summarizes the amount of waived fees and/or reimbursed expenses that may be recaptured and the fiscal years they expire:

	Expiration Date
	2013	2014	2015	Total
LFD	$1,050,792	$963,236	$880,089	$2,894,117
LIAC	1,379,913	2,133,318	1,803,286	5,316,517

Total	$2,430,705	$3,096,554	$2,683,375	$8,210,634

At December 31, 2012, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$85,962

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The Fund pays the compensation of unaffiliated trustees.

3. Investments

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing).
Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

LVIP Money Market Fund –12

LVIP Money Market Fund

Notes to Financial Statements (continued)

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2012:

Level 2
Corporate Bonds	$66,883,809
Municipal Bonds	36,846,070
Short-Term Investments	668,848,272

Total	$772,578,151

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2012, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2012 and 2011 was as follows:

	Year Ended 12/31/12	Year Ended 12/31/11
Ordinary income	$203,899	$245,153

5. Components of Net Assets on a Tax Basis

As of December 31, 2012, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$780,608,104
Accumulated capital & other losses	(2,657)

Net assets	$780,605,447

Qualified late year losses represent losses realized on investment transactions from November 1, 2012 through December 31, 2012 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/12	Year Ended 12/31/11
Shares sold:
Standard Class	42,735,724	47,510,958
Service Class	33,718,267	54,117,385
Shares issued upon reinvestment of dividends and distributions:
Standard Class	11,158	13,883
Service Class	9,107	10,632

	76,474,256	101,652,858

Shares repurchased:
Standard Class	(48,755,901)	(50,471,167)
Service Class	(36,644,994)	(52,517,569)

	(85,400,895)	(102,988,736)

Net decrease	(8,926,639)	(1,335,878)

7. Credit and Market Risk

The Fund had investments in securities issued by banks, including foreign banks, foreign branches of domestic banks, and other financial institutions representing 53.14% of the Fund’s net assets at December 31, 2012. The ability of these entities to meet their obligations may be affected by economic conditions related to the industry.

LVIP Money Market Fund –13

LVIP Money Market Fund

Notes to Financial Statements (continued)

7. Credit and Market Risk (continued)

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $10.00 per share, it is possible to lose money investing in the Fund.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933 (Act), as amended, and other securities which may not be readily marketable. The Fund may also invest in securities exempt from registration under Section 4(2) of the Act, which exempts from registration transactions by an issuer not involving any public offering. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities. As of December 31, 2012, no securities have been determined to be illiquid. Section 4(2) and Rule 144A securities have been identified on the Statement of Net Assets.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

9. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Money Market Fund –14

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Money Market Fund

We have audited the accompanying statement of net assets of the LVIP Money Market Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Money Market Fund of the Lincoln Variable Insurance Products Trust at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 18, 2013

Philadelphia, Pennsylvania

LVIP Money Market Fund–15

LVIP Money Market Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2012, the Fund designates distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
0.00%	100.00%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Sub-Advisory Agreements

On August 29 and September 10, 2012, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “LVIP Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the LVIP Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal or approval of the sub-advisory agreement with various sub-advisors (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the LVIP Trust (each a “Fund”).

The trustees who are not “interested persons” of the LVIP Trust (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and the sub-advisers prior to the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisors provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also received information about the Funds throughout the year in connection with the regular quarterly Board meetings from LIAC and, as applicable, the various portfolio management teams providing services to the Funds.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, LVIP Trust officers and Lincoln Life and LIAC employees to consider the renewal of the Advisory Agreements. In considering the renewal or approval of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered, among others, the factors listed below and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed or approved and accordingly, recommended to the Board of Trustees the renewal or approval of the Advisory Agreements.

Approval of Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Independent Trustees considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel, resources, compliance and LIAC’s criteria for review of the sub-adviser’s performance. The Independent Trustees reviewed the services provided by LIAC in serving as investment adviser, the personnel providing the investment management services and compliance staff, regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-adviser. The Independent Trustees noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Independent Trustees also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. Based on this information, the Independent Trustees concluded that the services provided by LIAC were satisfactory.

The Independent Trustees reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2012, for the Fund compared to the average performance of a performance universe of funds in a Lipper category underlying variable insurance products (“performance group”) and a benchmark index.

The Independent Trustees reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee, sub-advisory fee and expense ratio to those of a Lipper expense peer group for the Fund. The Independent Trustees considered that management fees as reported by Lipper include separate administrative and accounting fees for the Fund as well as the funds in the expense group, to the extent the expense group funds pay separate administrative and accounting fees. The expense peer group consists of the Fund and other funds in a Lipper category underlying variable insurance products, as classified by Lipper (“expense group”).

LVIP Money Market Fund–16

LVIP Money Market Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement with LIAC (continued)

The Independent Trustees considered that LIAC does not manage the day-to-day portfolio of the Fund, but had delegated those duties to an unaffiliated sub-adviser. The Independent Trustees concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.

The Independent Trustees considered that LIAC had implemented a temporary advisory fee waiver for the Fund. The Independent Trustees noted that the investment management fees for the Fund, giving effect to the advisory fee waiver, were above the average investment management fee of the Lipper expense group. On the basis of the information provided, the Independent Trustees concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable in light of the nature, quality and extent of services provided by LIAC.

The Independent Trustees considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Independent Trustees considered that the Fund had breakpoints in the investment management fee schedule and LIAC’s temporary advisory fee waiver and concluded that economies of scale were appropriately shared with investors.

The Independent Trustees also reviewed the profitability analysis to LIAC and its affiliates with respect to the Fund individually and the Funds group overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Independent Trustees reviewed materials provided by LIAC and Lincoln as to any such benefits. Lincoln Insurance Companies receive and retain 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Independent Trustees also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from Lincoln Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates may benefit from economies of scale with the Fund when it bargains together with the Fund for certain services. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums will be allocated to the Fund as received.

Approval of Sub-Advisory Agreement with Delaware

In considering the renewal of the sub-advisory agreement between LIAC and Delaware Management Company (“Delaware”) on behalf of the Fund, the Independent Trustees considered the nature, extent and quality of services provided by Delaware under the sub-advisory agreement. The Independent Trustees reviewed the services provided by Delaware, the background of the investment professionals servicing the Fund, and the reputation, resources and investment approach of Delaware. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage arrangements, soft dollar usage and compliance and regulatory matters.

The Independent Trustees reviewed the Fund’s return compared to the average return of the Lipper performance group of money market instrument funds and the Citibank Treasury Bill 3-Month Index. The Independent Trustees noted that the Fund’s return for the one year, three year and five year periods was above the average of the Lipper performance group and within range of the benchmark index for the same time periods. The Independent Trustees concluded that the services provided by Delaware were satisfactory.

The Independent Trustees reviewed the sub-advisory fee schedule which includes breakpoints, compared to the management fees of funds with similar investment strategies where Delaware serves as the investment adviser and noted that the sub-advisory fees for the Fund were below or within range of the Lipper contractual sub-advisor fees expense group. The Independent Trustees considered that the sub-advisory fee schedule was negotiated between LIAC and Delaware. The Independent Trustees concluded that the sub-advisory fees for the Fund were reasonable.

With respect to profitability, the Independent Trustees considered information regarding Delaware’s estimated profitability from providing sub-advisory services to the Fund and concluded that Delaware’s estimated profitability was not unreasonable. The Independent Trustees reviewed materials provided by Delaware as to any additional benefits it receives and noted Delaware has the ability to obtain research with soft dollars that may or may not be used by the Fund and may be used for the benefit of Delaware and its other clients.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Independent Trustees determined that the terms of the investment management agreement and sub-advisory agreement for the Fund continue to be fair and reasonable, and that the continuation of each such agreement is in the best interests of the Fund and recommended the renewal of the respective agreements to the Board of Trustees.

LVIP Money Market Fund–17

Officer/Trustee Information for Lincoln VIP Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Fidelity Investments	71	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	71	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Retired; Formerly, Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	71	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	71	N/A
Gary D. Lemon, PH.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly, Advisory Trustee since November 2004	Joseph Percival Allen III University Professor, James W. Emerson Director of the Robert C. McDermond Center for Management and Entrepreneurship, Professor of Economics and Management, DePauw University	71	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C.	71	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; Formerly, President Emeritus, Indiana Health Association; Formerly, President, Indiana Hospital & Health Association	71	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC.	71	N/A
Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since June 2011	Senior Vice President and Treasurer, Lincoln National Corporation; Formerly, Senior Vice President, Head of Insurance & Retirement Solutions Financial Management	N/A	N/A

LVIP Money Market Fund–18

Officer/Trustee Information for Lincoln VIP Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Jill R. Whitelaw, Esq.[1] Radnor Financial Center, 150 N. Radnor Chestor Rd, Radnor, PA 19087 YOB: 1963	Vice President, Secretary, and Chief Legal Officer	Vice President, Secretary, and Chief Legal Officer since December 2012; Formerly, Secretary and Chief Legal Officer since June 2011	Vice President and Chief Counsel–Fund Management, The Lincoln National Life Insurance Company; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corp; Formerly, Of Counsel–Montgomery, McCracken, Walker & Rhoades; Director–Merrill Lynch, Pierce, Fenner & Smith	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, Director of Funds Management, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A
Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Vice President since December 2012	Vice President, The Lincoln National Life Insurance Company	N/A	N/A
Blake W. Martin[1] Radnor Financial Center, 150 N. Radnor Chester Rd, Radnor, PA 19087 YOB: 1956	Vice President	Vice President since December 2012	Vice President and Head of Corporate Tax, Lincoln National Corporation; Formerly, Independent Consultant and Managing Director at Smart Business Advisory and Consulting, LLC.	N/A	N/A
John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President since June 2011 and Chief Compliance Officer since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A
David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011	Vice President, Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly, Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A

LVIP Money Market Fund–19

Officer/Trustee Information for Lincoln VIP Trust (unaudited) (continued)

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*	The Trust Complex is comprised of the 66 Series of the Lincoln Variable Insurance Products Trust and the 5 Series of the Lincoln Advisors Trust.

[1]

All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940, by reason of their being officers of the Lincoln Investment Advisors Corporation.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Money Market Fund–20

LVIP Protected American Allocation Target Risk Funds

LVIP Protected American Allocation Target Risk Funds
LVIP Protected American Balanced Allocation Fund
LVIP Protected American Growth Allocation Fund
each a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2012

LVIP Protected American Allocation Target Risk Funds

LVIP Protected American Allocation Target Risk Funds

2012 Annual Report Commentary (unaudited)

Managed by:

The LVIP Protected American Balanced Allocation Fund returned 3.00% (Standard Class shares with distributions reinvested) since inception on March 16, 2012, while its benchmark, the American Balanced Allocation Composite1, returned 4.03% during the same period.

The LVIP Protected American Growth Allocation Fund returned 3.64% (Standard Class shares with distributions reinvested) since inception on March 16, 2012, while its benchmark, the American Growth Allocation Composite2, returned 3.86% during the same period.

2012 ended on a positive note for global equity investors, with the White House and Congress reaching a last minute deal to temporarily avoid the so-called fiscal cliff of spending cuts and tax increases. This headline grabbing event wrapped up a year that proved quite lucrative for equity investors across global capital markets. The S&P 500® Index3 finished the year up 16%, notching the best calendar year performance for large-cap U.S. equities since 2009. These strong returns were realized during a period of slowly recovering employment, a long awaited improvement in the housing market and a period of continued near-record low interest rates that make equity investments more attractive to many investors. Despite the strong returns in equity markets, 2012 was not without its challenges. A sharp selloff during the spring and a second dip immediately following the November Presidential election tested investors’ resolve. Both of these sell-offs proved to be temporary as U.S. equities continued their march higher through the end of the year, rewarding investors for staying the course.

Investors in overseas stocks were also awarded for their patience in 2012, as it was a tale of two different markets. In the early part of the year, investors had to withstand a torrent of news from the troubled Eurozone, including divisive elections in Greece, significant austerity measures and a banking crisis in Spain. This, along with slowing growth in many large emerging economies and renewed tensions in the Middle East led many to be skeptical about prospects for international equities. Against this backdrop, stocks fell sharply in the second quarter. However, in mid-summer investors welcomed a long awaited commitment from the ECB to stand behind the troubled Eurozone through any means necessary. This triggered a rally in international stocks during the third and fourth quarters that led to a 2012 total return topping 17% for the MSCI EAFE Index (net dividends)4.

Bond investors realized another year of positive returns during 2012, with the Barclays Capital U.S. Aggregate Index5 advancing 4.2%. The environment for bond investors remained strong throughout the year, as continued low interest rates led to a wave of bond issuance across the fixed income sectors as borrowers looked to lock in the near-record low financing costs. Throughout the year central banks around the world reiterated their commitment to further stimulating stagnant developed market economies with previously unprecedented measures. This action was highlighted by the U.S. Federal Reserve, which during the year launched its third round of quantitative easing since the Financial Crisis along with a commitment to purchase an additional $40 billion a month in mortgage backed securities. This action is aimed at holding down interest rates to help stimulate economic growth in the still recovering U.S. economy. While headline yields were down only slightly during the year, with the 10-year U.S. Treasury yield ending the year yielding 1.76%, down just under 0.20% from the start of the year, investors experienced some significant interest rate volatility. The 10-year Treasury yield experienced a swing of nearly 1.00% during the year, peaking at 2.38% in March, and bottoming at 1.39% just four months later in July.

The equity portion of the LVIP Protected American Allocation Target Risk Funds (the Funds) generally outperformed the equity portion of the composite benchmark during 2012. Contributors included the American Funds Insurance Series (“AFIS”) Global Growth Fund, the American Funds New Perspective Fund and the American Funds Euro Pacific Growth Fund. Exposure to the American Funds American Mutual Fund detracted to results relative to the index.

The fixed income portion of the Funds generally underperformed the fixed income portion of the composite benchmark during 2012. Detractors included the AFIS US Government/AAA Rated Securities Fund, the AFIS Mortgage Fund and the American Funds Intermediate Bond Fund of America. The Fund’s benefitted from their exposure to the AFIS Global Bond Fund which outperformed the Barclays Capital Global Aggregate Index6 during the year.

During the period from inception through year end, the protection sub-strategy modestly detracted from the returns of the Funds. Investors benefitted from the protection sub-strategy during the second quarter when equity markets became increasingly volatile and sustained a meaningful loss through April and May. The third and fourth quarters were much more subdued, with volatility falling below its long run average for much of the period. In this environment, the Funds minimized their level of protection and were thus able to more fully participate in the markets advances.

David A. Weiss, CFA

Kevin J. Adamson, CPA

Lincoln Investment Advisors Corporation

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Protected American Allocation Target Risk Funds–1

LVIP Protected American Allocation Target Risk Funds

2012 Annual Report Commentary (unaudited) (continued)

LVIP Protected American Balanced Allocation Fund

Growth of $10,000 invested 3/16/12 through 12/31/12

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Protected American Balanced Allocation Fund on 3/16/12 (commencement of operations). As the chart shows, by December 31, 2012, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,300 for the Service Class shares and to $10,272 for the Standard Class shares. For comparison look at how the American Balanced Allocation Composite Index and Barclays Capital U.S. Aggregate Index did over the same period. The same $10,000 investment would have increased to $10,403 and $10,426, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

Total returns on investment	Ended 12/31/12

Standard Class Shares
Inception (3/16/12)	+3.00%

Service Class Shares
Inception (3/16/12)	+2.72%

LVIP Protected American Growth Allocation Fund

Growth of $10,000 invested 3/16/12 through 12/31/12

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Protected American Growth Allocation Fund on 3/16/12 (commencement of operations). As the chart shows, by December 31, 2012, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,364 for the Service Class shares and to $10,335 for the Standard Class shares. For comparison look at how the American Growth Allocation Composite index and the Wilshire 5000 Total Market IndexSM did over the same period. The same $10,000 investment would have increased to $10,386 and $10,319, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

Total returns on investment	Ended 12/31/12

Standard Class Shares
Inception (3/16/12)	+3.64%

Service Class Shares
Inception (3/16/12)	+3.35%

1.

The American Balanced Allocation composite is an unmanaged index compiled by Lincoln investment Advisors Corporation (LIAC), the Fund’s adviser. The American Balanced Allocation Composite is constricted as follows: 50% Barclays Capital U.S. Aggregate Index, 35% Wilshire 5000 Total Market indexSM , 13% MSCI EAFE Index (net dividends) and 2% MSCI Emerging Markets Index (net dividends).

2.

The American Growth Allocation Composite is an unmanaged index compiled by Lincoln investment Advisors Corporation (LIAC), the Fund’s adviser. The American Growth Allocation Composite is constricted as follows: 46% Wilshire 5000 Total Market IndexSM , 30% Barclays Capital U.S. Aggregate index, 20% MSCI EAFE Index (net dividends) and 4% MSCI Emerging Markets Index (net dividends).

LVIP Protected American Allocation Target Risk Funds–2

LVIP Protected American Allocation Target Risk Funds

2012 Annual Report Commentary (unaudited) (continued)

3.	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

4.	The MSCI EAFE Index (net dividends) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets (Europe, Australasia, and the Far East), excluding the U.S. and Canada.

5.	The Barclays Capital U.S. Aggregate Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million par amount outstanding.

6.	The Barclays Capital Global Aggregate Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate and the Asian-Pasific Aggregate Indices.

7.

The Wilshire 5000 Total Market indexSM (formerly known as the Wilshire 5000 Index) consists of nearly 5,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

LVIP Protected American Allocation Target Risk Funds–3

LVIP Protected American Allocation Target Risk Funds

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2012 to December 31, 2012

Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold each Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of a Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables do not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Expense Analyses are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analyses are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2012 to December 31, 2012.

Actual Expenses

The first section of the tables, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the tables, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. The Funds do not charge transaction fees such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Funds’ actual expenses shown in the tables reflect fee waivers in effect.

LVIP Protected American Balanced Allocation Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Annualized Expense Ratio	Expenses Paid During Period 7/1/12 to 12/31/12*
Actual
Standard Class Shares	$1,000.00	$1,048.90	0.24%	$1.24
Service Class Shares	1,000.00	1,047.10	0.59%	3.04
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.93	0.24%	$1.22
Service Class Shares	1,000.00	1,022.17	0.59%	3.00

LVIP Protected American Growth Allocation Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Annualized Expense Ratio	Expenses Paid During Period 7/1/12 to 12/31/12*
Actual
Standard Class Shares	$1,000.00	$1,053.30	0.23%	$1.19
Service Class Shares	1,000.00	1,051.50	0.58%	2.99
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.98	0.23%	$1.17
Service Class Shares	1,000.00	1,022.22	0.58%	2.95

*	Expenses Paid During Period are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Each Fund operates under a fund of funds structure. Each Fund invests substantially all its assets in other mutual funds (Underlying Funds). In addition to the Funds’ expenses reflected above, the Funds also indirectly bear their portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an Investment in each table above does not reflect the expenses of the Underlying Funds.

LVIP Protected American Allocation Target Risk Funds–4

LVIP Protected American Allocation Target Risk Funds

Security Type/Sector Allocations (unaudited)

As of December 31, 2012

LVIP Protected American Balanced Allocation Fund

Security Type/Sector	Percentage of Net Assets
Unaffiliated Investment Companies	99.20%
Asset Allocation Fund	20.08%
Equity Funds	23.93%
Fixed Income Funds	38.23%
International Equity Funds	7.77%
International Fixed Income Fund	5.73%
Money Market Fund	3.46%
Total Value of Securities	99.20%
Receivables and Other Assets Net of Liabilities	0.80%
Total Net Assets	100.00%

LVIP Protected American Growth Allocation Fund

Security Type/Sector	Percentage of Net Assets
Unaffiliated Investment Companies	99.06%
Asset Allocation Fund	17.06%
Equity Funds	32.26%
Fixed Income Funds	18.94%
International Equity Funds	21.15%
International Fixed Income Fund	5.68%
Money Market Fund	3.97%
Total Value of Securities	99.06%
Receivables and Other Assets Net of Liabilities	0.94%
Total Net Assets	100.00%

LVIP Protected American Allocation Target Risk Funds–5

LVIP Protected American Balanced Allocation Fund

Statement of Net Assets

December 31, 2012

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENT COMPANIES–99.20%
Asset Allocation Fund–20.08%
¯American Funds®– Capital Income Builder	2,167,790	$114,329,219

		114,329,219

Equity Funds–23.93%
¯American Funds®– AMCAP Fund	2,006,603	43,623,559
Mutual Fund	2,495,614	70,750,660
†American Funds Insurance Series®– Growth-Income Fund	567,814	21,849,479

		136,223,698

Fixed Income Funds–38.23%
¯American Funds®– Intermediate Bond Fund of America	1,186,890	16,331,600
†American Funds Insurance Series®– Bond Fund	10,114,464	114,192,296
High-Income Bond Fund	1,469,142	16,395,622
Mortgage Bond Fund	2,077,948	21,756,119
U.S. Government/AAA-Rated Securities Fund	3,839,832	48,957,855

		217,633,492

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENT COMPANIES (continued)
International Equity Funds–7.77%
¯American Funds®– EuroPacific Growth Fund	401,662	$16,528,377
New Perspective Fund	351,548	10,968,298
†American Funds Insurance Series®– Global Small Capitalization Fund	831,173	16,756,457

		44,253,132

International Fixed Income Fund–5.73%
†American Funds Insurance Series®– Global Bond Fund	2,646,034	32,599,140

		32,599,140

Money Market Fund–3.46%
Dreyfus Treasury & Agency Cash Management Fund	19,698,514	19,698,514

		19,698,514

Total Unaffiliated Investment Companies (Cost $560,128,352)		564,737,195

TOTAL VALUE OF SECURITIES–99.20% (Cost $560,128,352)	564,737,195
«RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.80%	4,538,335

NET ASSETS APPLICABLE TO 56,118,680 SHARES OUTSTANDING–100.00%	$569,275,530

NET ASSET VALUE–LVIP PROTECTED AMERICAN BALANCED ALLOCATION FUND STANDARD CLASS ($10,300 / 1,015.4 Shares)	$10.144

NET ASSET VALUE–LVIP PROTECTED AMERICAN BALANCED ALLOCATION FUND SERVICE CLASS ($569,265,230 / 56,117,665 Shares)	$10.144

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2012:
Shares of beneficial interest (unlimited authorization–no par)	$561,402,653
Undistributed net investment income	1,789,417
Net realized gain on investments	1,349,238
Net unrealized appreciation of investments and derivatives	4,734,222

Total net assets	$569,275,530

¯	Class F-2 shares.

†	Class 1 shares.

«	Includes $1,961,425 cash and $876,378 foreign currencies pledged as collateral for futures contracts, $3,610,332 payable for securities purchased and $170,510 for fund shares redeemed as of December 31, 2012.

LVIP Protected American Allocation Target Risk Funds–6

LVIP Protected American Balanced Allocation Fund

Statement of Net Assets (continued)

The following futures contracts were outstanding at December 31, 2012:1

Futures Contracts

Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
139 BP Currency	$14,042,120	$14,108,500	3/21/13	$66,380
75 E-mini MSCI Emerging Markets	3,911,919	4,025,625	3/16/13	113,706
41 E-mini Russell 2000 Index	3,389,203	3,471,060	3/16/13	81,857
397 E-mini S&P 500 Index	28,235,943	28,188,985	3/16/13	(46,958)
16 E-mini S&P MidCap 400 Index	1,613,044	1,628,960	3/16/13	15,916
8 Euro Currency	1,311,511	1,320,800	3/21/13	9,289
41 Euro STOXX 50 Index	1,427,307	1,414,809	3/19/13	(12,498)
158 FTSE 100 Index	15,122,982	15,014,278	3/19/13	(108,704)

	$69,054,029			$118,988

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1]	See Note 7 in “Notes to Financial Statements.”

See accompanying notes, which are an integral part of the financial statements.

LVIP Protected American Allocation Target Risk Funds–7

LVIP Protected American Growth Allocation Fund

Statement of Net Assets

December 31, 2012

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENT COMPANIES–99.06%
Asset Allocation Fund–17.06%
¯American Funds®– Capital Income Builder	2,555,379	$134,770,662

		134,770,662

Equity Funds–32.26%
¯American Funds®– AMCAP Fund	3,104,523	67,492,332
Mutual Fund	4,224,122	119,753,855
†American Funds Insurance Series®– Growth-Income Fund	1,756,995	67,609,169

		254,855,356

Fixed Income Funds–18.94%
¯American Funds®– Intermediate Bond Fund of America	544,098	7,486,791
†American Funds Insurance Series®– Bond Fund	9,273,566	104,698,562
High-Income Bond Fund	1,346,983	15,032,333
Mortgage Bond Fund	714,441	7,480,192
U.S. Government/AAA-Rated Securities Fund	1,173,518	14,962,354

		149,660,232

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENT COMPANIES (continued)
International Equity Funds–21.15%
¯American Funds®– EuroPacific Growth Fund	1,657,233	$68,195,127
New Perspective Fund	1,450,423	45,253,207
†American Funds Insurance Series®– Global Small Capitalization Fund	1,524,120	30,726,263
New World Fund	998,440	22,894,219

		167,068,816

International Fixed Income Fund–5.68%
†American Funds Insurance Series®– Global Bond Fund	3,638,977	44,832,198

		44,832,198

Money Market Fund–3.97%
Dreyfus Treasury & Agency Cash Management Fund	31,382,884	31,382,884

		31,382,884

Total Unaffiliated Investment Companies (Cost $767,328,260)		782,570,148

TOTAL VALUE OF SECURITIES–99.06% (Cost $767,328,260)	782,570,148
«RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.94%	7,434,810

NET ASSETS APPLICABLE TO 77,346,765 SHARES OUTSTANDING–100.00%	$790,004,958

NET ASSET VALUE–LVIP PROTECTED AMERICAN GROWTH ALLOCATION FUND STANDARD CLASS ($18,931 / 1,853.5 Shares)	$10.214

NET ASSET VALUE–LVIP PROTECTED AMERICAN GROWTH ALLOCATION FUND SERVICE CLASS ($789,986,027 / 77,344,911 Shares)	$10.214

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2012:
Shares of beneficial interest (unlimited authorization–no par)	$775,177,426
Undistributed net investment income	2,477,548
Net realized loss on investments	(3,145,758)
Net unrealized appreciation of investments and derivatives	15,495,742

Total net assets	$790,004,958

¯	Class F-2 shares.

†	Class 1 shares.

«	Includes $2,682,485 cash and $1,255,520 foreign currencies pledged as collateral for futures contracts, $5,106,026 payable for securities purchased and $24,239 for fund shares redeemed as of December 31, 2012.

LVIP Protected American Allocation Target Risk Funds–8

LVIP Protected American Growth Allocation Fund

Statement of Net Assets (continued)

The	following futures contracts were outstanding at December 31, 2012:[1]

Futures Contracts

Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
197 BP Currency	$19,881,902	$19,995,500	3/21/13	$113,598
143 E-mini MSCI Emerging Markets	7,453,451	7,675,525	3/16/13	222,074
43 E-mini Russell 2000 Index	3,547,518	3,640,380	3/16/13	92,862
515 E-mini S&P 500 Index	36,633,413	36,567,575	3/16/13	(65,838)
33 E-mini S&P MidCap 400 Index	3,332,482	3,359,730	3/16/13	27,248
16 Euro Currency	2,618,847	2,641,600	3/21/13	22,753
82 Euro STOXX 50 Index	2,851,815	2,829,618	3/19/13	(22,197)
214 FTSE 100 Index	20,480,563	20,335,794	3/19/13	(144,769)

	$96,799,991			$245,731

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1]	See Note 7 in “Notes to Financial Statements.”

See accompanying notes, which are an integral part of the financial statements.

LVIP Protected American Allocation Target Risk Funds–9

LVIP Protected American Allocation Target Risk Funds

Statements of Operations

March 16, 2012* to December 31, 2012

	LVIP Protected American Balanced Allocation Fund	LVIP Protected American Growth Allocation Fund
INVESTMENT INCOME:
Dividends from unaffiliated investment companies	$7,838,965	10,633,299

EXPENSES:
Distribution fees-Service Class	594,911	842,436
Management fees	425,136	601,891
Accounting and administration expenses	53,847	60,695
Professional fees	20,251	21,499
Reports and statements to shareholders	13,065	15,344
Custodian fees	4,929	4,749
Trustees’ fees	1,008	1,433
Pricing fees	144	181
Other	939	1,527

	1,114,230	1,549,755
Less expenses waived/reimbursed	(83,600)	(136,946)

Total operating expenses	1,030,630	1,412,809

NET INVESTMENT INCOME	6,808,335	9,220,490

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Distributions from unaffiliated investment companies	1,134,582	1,141,076
Sale of investments in unaffiliated investment companies	(294,824)	(371,308)
Foreign currencies	2,390	(2,020)
Futures contracts	1,472,552	(2,909,616)

Net realized gain (loss)	2,314,700	(2,141,868)

Net unrealized appreciation of:
Investments	4,608,843	15,241,888
Foreign currencies	6,391	8,123
Futures contracts	118,988	245,731

Net unrealized appreciation	4,734,222	15,495,742

NET REALIZED AND UNREALIZED GAIN	7,048,922	13,353,874

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$13,857,257	$22,574,364

*	Date of commencement of operations.

See accompanying notes, which are an integral part of the financial statements.

LVIP Protected American Allocation Target Risk Funds–10

LVIP Protected American Allocation Target Risk Funds

Statements of Changes in Net Assets

	LVIP Protected American Balanced Allocation Fund	LVIP Protected American Growth Allocation Fund
	3/16/12* to 12/31/12	3/16/12* to 12/31/12
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$6,808,335	$9,220,490
Net realized gain (loss)	2,314,700	(2,141,868)
Net unrealized appreciation	4,734,222	15,495,742

Net increase in net assets resulting from operations	13,857,257	22,574,364

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(155)	(274)
Service Class	(5,994,423)	(7,770,049)

	(5,994,578)	(7,770,323)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	1,235,566	1,029,593
Service Class	595,636,467	808,618,173
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	155	274
Service Class	5,994,423	7,770,049

	602,866,611	817,418,089

Cost of shares repurchased:
Standard Class	(1,199,533)	(985,340)
Service Class	(40,254,227)	(41,231,832)

	(41,453,760)	(42,217,172)

Increase in net assets derived from capital share transactions	561,412,851	775,200,917

NET INCREASE IN NET ASSETS	569,275,530	790,004,958
NET ASSETS:
Beginning of period	—	—

End of year	$569,275,530	$790,004,958

Undistributed net investment income	$1,789,417	$2,477,548

*	Date of commencement of operations

See accompanying notes, which are an integral part of the financial statements.

LVIP Protected American Allocation Target Risk Funds–11

LVIP Protected American Balanced Allocation Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout the period was as follows:

	LVIP Protected American Balanced Allocation Fund
	Standard Class	Service Class
	3/16/12[1] to 12/31/12	3/16/12[1] to 12/31/12
Net asset value, beginning of period	$10.000	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.337	0.318
Net realized and unrealized loss	(0.038)	(0.047)

Total from investment operations	0.299	0.271

Less dividends and distributions from:
Net investment income	(0.155)	(0.127)

Total dividends and distributions	(0.155)	(0.127)

Net asset value, end of period	$10.144	$10.144

Total return[3]	3.00%	2.72%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$11	$569,265
Ratio of expenses to average net assets[4]	0.25%	0.60%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.30%	0.65%
Ratio of net investment income to average net assets	4.32%	3.97%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	4.27%	3.92%
Portfolio turnover	14%	14%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Protected American Allocation Target Risk Funds–12

LVIP Protected American Growth Allocation Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout the period was as follows:

	LVIP Protected American Growth Allocation Fund
	Standard Class	Service Class
	3/16/12[1] to 12/31/12	3/16/12[1] to 12/31/12
Net asset value, beginning of period	$10.000	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.325	0.304
Net realized and unrealized gain	0.037	0.030

Total from investment operations	0.362	0.334

Less dividends and distributions from:
Net investment income	(0.148)	(0.120)

Total dividends and distributions	(0.148)	(0.120)

Net asset value, end of period	$10.214	$10.214

Total return[3]	3.64%	3.35%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$19	$789,986
Ratio of expenses to average net assets[4]	0.23%	0.58%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.29%	0.64%
Ratio of net investment income to average net assets	4.15%	3.80%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	4.09%	3.74%
Portfolio turnover	12%	12%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Protected American Allocation Target Risk Funds–13

LVIP Protected American Allocation Target Risk Funds

Notes to Financial Statements

December 31, 2012

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 66 series (Series). These financial statements and the related notes pertain to the LVIP Protected American Balanced Allocation Fund and LVIP Protected American Growth Allocation Fund (each, a Fund, or collectively, the Funds). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Funds are considered non-diversified under the Investment Company Act of 1940, as amended, and offer Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold each Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The Funds will invest in the American Funds Insurance Series® Funds and American Funds® retail funds (collectively, the Underlying Funds). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. In addition to mutual fund investments, the Funds may invest in individual securities, such as money market securities. In addition to mutual fund investments, the Funds employ an actively managed risk management overlay strategy that invests directly in exchange-traded futures to seek to control overall portfolio volatility and hedge downside equity market risk.

The investment objective of the LVIP Protected American Balanced Allocation Fund is to seek a balance between a high level of current income and growth of capital.

The investment objective of the LVIP Protected American Growth Allocation Fund is to seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Funds.

Security Valuation–The value of the Funds’ investments in the Underlying Funds is based on the published net asset value (NAV) of an Underlying Fund computed as of the close of regular trading on the New York Stock Exchange (NYSE) on days when the exchange is open. Determination of the Underlying Funds’ NAV is the responsibility of the Underlying Funds and not the Funds. Securities of each Underlying Fund are valued under the valuation policy of the Underlying Fund. For information regarding the determination of NAV of each Underlying Fund, see the Underlying Funds’ prospectus and statements of additional information. Futures contracts are valued at the daily quoted settlement prices.

Federal Income Taxes–No provision for federal income taxes has been made as each Fund intends to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken on federal income tax returns for the open tax year December 31, 2012, and has concluded that no provision for federal income tax is required in the Funds’ financial statements.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Funds’ prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Funds do not isolate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. Such changes are included with the net realized and unrealized gain or loss on investments. The Funds report certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

LVIP Protected American Allocation Target Risk Funds–14

LVIP Protected American Allocation Target Risk Funds

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Funds declare and distribute dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Funds may receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the period March 16, 2012* through December 31, 2012.

*	Date of commencement of operations.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (LIAC) is a registered investment advisor and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Funds’ investment portfolios, including monitoring of the Funds’ investment sub-advisor and provides certain administrative services to the Funds. For its services, LIAC receives a management fee at an annual rate of 0.25% of the average daily net assets of the Funds. The fee is in addition to the management fee paid to the investment advisors of the Underlying Funds (including LIAC).

LIAC has retained Wilshire Associates Incorporated (Wilshire) to provide consulting services to LIAC relating to asset allocation for the Funds and Milliman Financial Risk Management LLC (Milliman) to provide consulting services to LIAC relating to the risk management strategy for the Funds. LIAC pays Wilshire’s and Milliman’s consulting fees out of its advisory fees. Wilshire and Milliman have no advisory authority in relation to the Funds.

The Funds operate as a “fund of funds” structure in reliance on an SEC exemptive order (Release No. 29196). One of the conditions of the order requires that LIAC waive fees otherwise payable to it by a Fund of Fund in an amount at least equal to any compensation received by LIAC and its affiliates from an unaffiliated underlying Fund, other than advisory fees (if any) paid to LIAC and its affiliates for managing an unaffiliated underlying fund. For the period March 16, 2012* through December 31, 2012, LIAC waived the following amounts:

	LVIP Protected American Balanced Allocation Fund	LVIP Protected American Growth Allocation Fund
Underlying Funds class share waiver	$83,600	$136,946

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Funds. For these services, the Trust paid Lincoln Life a fee at an annual rate of 0.008% of the average daily net assets of each Fund and reimbursed Lincoln Life for the cost of internal legal services. For the period March 16, 2012* through December 31, 2012, fees for these administrative and legal services amounted as follows:

	LVIP Protected American Balanced Allocation Fund	LVIP Protected American Growth Allocation Fund
Administration fees	$13,604	$19,260
Legal fees	993	1,408

Beginning January 1, 2013, the Trust will reimburse Lincoln Life for the cost of administrative and internal legal services.

Pursuant to a distribution and service plan, the Funds are authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently 0.35% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Board of Trustees. No distribution expenses are paid by Standard Class shares.

In addition to the management fees and other expenses reflected on the Statements of Operations, the Funds indirectly bear the investment management fees and other expenses of the Underlying Funds in which they invest. Because each of the Underlying Funds has varied expense and fee levels, and the Funds may own different amounts of shares of these funds at different times, the amount of fees and expenses incurred indirectly will vary.

LVIP Protected American Allocation Target Risk Funds–15

LVIP Protected American Allocation Target Risk Funds

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

Lincoln Life also performs daily trading operations. For the period March 16, 2012* through December 31, 2012, each fund reimbursed Lincoln Life for the cost of these services as follows:

	LVIP Protected American Balanced Allocation Fund	LVIP Protected American Growth Allocation Fund
Trading operations fees	$2,042	$2,818

At December 31, 2012, the Funds had liabilities payable to affiliates as follows:

	LVIP Protected American Balanced Allocation Fund	LVIP Protected American Growth Allocation Fund
Management fees payable to LIAC	$88,537	$117,287
Distribution fees payable to LFD	153,657	212,461

Certain officers and trustees of the Funds are also officers or directors of the Companies and receive no compensation from the Funds. The Funds pay the compensation of unaffiliated trustees.

At December 31, 2012, Lincoln Life directly owned 100% of the Standard Class shares of the LVIP Protected American Balanced Allocation Fund and 55% of the Standard Class shares of LVIP Protected American Growth Allocation Fund.

*	Date of commencement of operations.

3. Investments

For the period March 16, 2012* through December 31, 2012, each Fund made purchases and sales of investment securities other than short-term investments as follows:

	LVIP Protected American Balanced Allocation Fund	LVIP Protected American Growth Allocation Fund
Purchases	$569,589,424	$771,035,971
Sales	28,864,762	34,719,288

At December 31, 2012, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

	LVIP Protected American Balanced Allocation Fund	LVIP Protected American Growth Allocation Fund
Cost of investments	$560,492,493	$767,635,152

Aggregate unrealized appreciation	$7,072,293	$17,124,524
Aggregate unrealized depreciation	(2,827,591)	(2,189,528)

Net unrealized appreciation	$4,244,702	$14,934,996

U.S. GAAP defines fair value as the price that the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including each Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

LVIP Protected American Allocation Target Risk Funds–16

LVIP Protected American Allocation Target Risk Funds

Notes to Financial Statements (continued)

3. Investments (continued)

The following table summarizes the valuation of each Fund’s investments by fair value hierarchy levels as of December 31, 2012:

Level 1	LVIP Protected American Balanced Allocation Fund	LVIP Protected American Growth Allocation Fund
Investment Companies	$564,737,195	$782,570,148

Futures Contracts	$118,988	$245,731

There were no Level 3 securities at the beginning or the end of the period.

During the period March 16, 2012* through December 31, 2012, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Funds’ policy is to recognize transfers between levels at the beginning of the reporting period.

*	Date of commencement of operations.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes The tax character of dividends and distributions paid during the period March 16, 2012* through December 31, 2012 were as follows:

	LVIP Protected American Balanced Allocation Fund	LVIP Protected American Growth Allocation Fund
Ordinary income	$5,994,578	$7,770,323

*	Date of commencement of operations.

5. Components of Net Assets on a Tax Basis

As of December 31, 2012, the components of net assets on a tax basis were as follows:

	LVIP Protected American Balanced Allocation Fund	LVIP Protected American Growth Allocation Fund
Shares of beneficial interest	$561,402,653	$775,177,426
Undistributed ordinary income	2,640,919	2,477,548
Undistributed long-term capital gains	997,254	—
Unrealized appreciation	4,238,596	14,920,922
Accumulated capital and other losses	(3,892)	(2,570,938)

Net assets	$569,275,530	$790,004,958

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and mark-to-market on futures contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment received from underlying investments and gain (loss) on foreign currency transactions. Results of operations and net assets were not affected by these reclassifications. For the period March 16, 2012* through December 31, 2012, the Funds recorded the following reclassifications:

	LVIP Protected American Balanced Allocation Fund	LVIP Protected American Growth Allocation Fund
Undistributed net investment income	$975,660	$1,027,381
Accumulated net realized loss	(965,462)	(1,003,890)
Paid-in capital	(10,198)	(23,491)

LVIP Protected American Allocation Target Risk Funds–17

LVIP Protected American Allocation Target Risk Funds

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis (continued)

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. The provisions of the Act were effective for the Funds’ calendar year ended December 31, 2011. The Act provides for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.

Losses incured that will be carried forward under the Act are as follows:

LVIP Protected American Growth Allocation Fund
Short term	$(1,098,807)
Long-term	(1,472,131)

Total	$(2,570,938)

*	Date of commencement of operations.

6. Capital Shares

Transactions in capital shares were as follows:

	LVIP Protected American Balanced Allocation Fund	LVIP Protected American Growth Allocation Fund
	3/16/12* to 12/31/12	3/16/12* to 12/31/12
Shares sold:
Standard Class	125,068	103,433
Service Class	59,551,007	80,696,292
Shares issued upon reinvestment of dividends and distributions:
Standard Class	15	27
Service Class	595,571	770,685

	60,271,661	81,570,437

Shares repurchased:
Standard Class	(124,068)	(101,606)
Service Class	(4,028,913)	(4,122,066)

	(4,152,981)	(4,223,672)

Net increase	56,118,680	77,346,765

*	Date of commencement of operations.

7. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Futures Contracts–Each Fund may use futures in the normal course of pursuing its investment objectives and strategies. Each Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. In addition, the Funds may invest in futures as part of their risk management overlay strategy to seek to control overall portfolio volatility and hedge overall downside market risk. Upon entering into a futures contract, the Funds deposit cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Funds as unrealized gains or losses until the contracts are closed. When the contracts are closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

LVIP Protected American Allocation Target Risk Funds–18

LVIP Protected American Allocation Target Risk Funds

Notes to Financial Statements (continued)

7. Derivatives (continued)

LVIP Protected American Balanced Allocation Fund

Fair values of derivative instruments as of December 31, 2012 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Equity contracts (Futures contracts)	Receivables and other assets net of liabilities	$118,988	Receivables and other assets net of liabilities	$—

The effect of derivative instruments on the Statements of Operations for the period March 16, 2012* through December 31, 2012 was as follows:

	Location of Gain or Loss on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Equity contracts (Futures contracts)	Net realized gain on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$1,472,552	$118,988

LVIP Protected American Growth Allocation Fund

Fair values of derivative instruments as of December 31, 2012 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Equity contracts (Futures contracts)	Receivables and other assets net of liabilities	$245,731	Receivables and other assets net of liabilities	$—

The effect of derivative instruments on the Statements of Operations for the period March 16, 2012* through December 31, 2012 was as follows:

	Location of Gain or Loss on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Equity contracts (Futures contracts)	Net realized loss on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(2,909,616)	$245,731

Derivatives Generally. The table below summarizes the average balance of derivative holdings by each Fund during the period March 16, 2012* through December 31, 2012. The average balance of derivatives held is generally similar to the volume of derivative activity for the period March 16, 2012* through December 31, 2012.

	Asset Derivative Volume Futures Contracts (Average Notional Value)	Liability Derivative Volume Futures Contracts (Average Notional Value)
LVIP Protected American Balanced Allocation Fund	$18,827,137	$199,997
LVIP Protected American Growth Allocation Fund	16,177,766	9,084,103

*	Date of commencement of operations.

8. Contractual Obligations

The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of material loss to be remote.

9. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Funds’ financial statements.

LVIP Protected American Allocation Target Risk Funds–19

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Protected American Allocation Target Risk Funds

We have audited the accompanying statements of net assets, of the LVIP Protected American Balanced Allocation Fund and LVIP Protected American Growth Allocation Fund (two of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2012, and the related statements of operations, statements of changes in net assets, and financial highlights for the period March 16, 2012 (commencement of operations) to December 31, 2012. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Protected American Balanced Allocation Fund and LVIP Protected American Growth Allocation Fund of the Lincoln Variable Insurance Products Trust at December 31, 2012, and the results of their operations, the changes in their net assets, and their financial highlights for the period March 16, 2012 (commencement of operations) to December 31, 2012, in conformity with U.S. generally accepted accounting principles.

February 18, 2013

Philadelphia, Pennsylvania

LVIP Protected American Allocation Target Risk Funds–20

LVIP Protected American Allocation Target Risk Funds

Other Fund Information (unaudited)

Tax Information

For the fiscal period March 16, 2012* through December 31, 2012, the Fund designates distributions paid during the year as follows:

(A) Long-Term Captial Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
0.00%	100.00%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

*	Date of commencement of operations

LVIP Protected American Allocation Target Risk Funds–21

Officer/Trustee Information for Lincoln VIP Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Fidelity Investments	71	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	71	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Retired; Formerly, Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	71	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	71	N/A
Gary D. Lemon, PH.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly, Advisory Trustee since November 2004	Joseph Percival Allen III University Professor, James W. Emerson Director of the Robert C. McDermond Center for Management and Entrepreneurship, Professor of Economics and Management, DePauw University	71	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C.	71	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; Formerly, President Emeritus, Indiana Health Association; Formerly, President, Indiana Hospital & Health Association	71	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC.	71	N/A
Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since June 2011	Senior Vice President and Treasurer, Lincoln National Corporation; Formerly, Senior Vice President, Head of Insurance & Retirement Solutions Financial Management	N/A	N/A

LVIP Protected American Allocation Target Risk Funds–22

Officer/Trustee Information for Lincoln VIP Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Jill R. Whitelaw, Esq.[1] Radnor Financial Center, 150 N. Radnor Chestor Rd, Radnor, PA 19087 YOB: 1963	Vice President, Secretary, and Chief Legal Officer	Vice President, Secretary, and Chief Legal Officer since December 2012; Formerly, Secretary and Chief Legal Officer since June 2011	Vice President and Chief Counsel - Fund Management, The Lincoln National Life Insurance Company; Vice President, Secretary, and Legal Officer, Lincoln Investment Advisors Corp.; Formerly, Of Counsel - Montgomery, McCracken, Walker & Rhoades; Director - Merrill Lynch, Pierce, Fenner & Smith	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, Director of Funds Management, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A
Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Vice President since December 2012	Vice President, The Lincoln National Life Insurance Company	N/A	N/A
Blake W. Martin[1] Radnor Financial Center, 150 N. Radnor Chester Rd, Radnor, PA 19087 YOB: 1956	Vice President	Vice President since December 2012	Vice President and Head of Corporate Tax, Lincoln National Corporation; Formerly, Independent Consultant and Managing Director at Smart Business Advisory and Consulting, LLC.	N/A	N/A
John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President since June 2011 and Chief Compliance Officer since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A
David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011	Vice President, Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly, Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A

LVIP Protected American Allocation Target Risk Funds–23

Officer/Trustee Information for Lincoln VIP Trust (unaudited) (continued)

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*	The Trust Complex is comprised of the 66 Series of the Lincoln Variable Insurance Products Trust and the 5 Series of the Lincoln Advisors Trust.

[1]

All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Protected American Allocation Target Risk Funds–24

LVIP Protected Profile Target Risk Funds

LVIP Protected Profile Target Risk Funds

LVIP Protected Profile Conservative Fund

LVIP Protected Profile Moderate Fund

LVIP Protected Profile Growth Fund

each a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2012

LVIP Protected Profile Target Risk Funds

LVIP Protected Profile Target Risk Funds

2012 Annual Report Commentary (unaudited)

Managed by:

The LVIP Protected Profile Conservative Fund returned 9.78% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2012, while its benchmark, the Conservative Profile Composite Index1, returned 9.16%.

The LVIP Protected Profile Moderate Fund returned 9.59% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2012, while its benchmark, the Moderate Profile Composite Index2, returned 11.73%.

The LVIP Protected Profile Growth Fund returned 9.15% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2012, while its benchmark, the Growth Profile Composite Index3, returned 12.99%.

2012 ended on a positive note for global equity investors, with the White House and Congress reaching a last minute deal to temporarily avoid the so-called fiscal cliff of spending cuts and tax increases. This headline grabbing event wrapped up a year that proved quite lucrative for equity investors across global capital markets. The S&P 500® Index4 finished the year up 16%, notching the best calendar year performance for large-cap U.S. equities since 2009. These strong returns were realized during a period of slowly recovering employment, a long awaited improvement in the housing market and a period of continued near-record low interest rates that make equity investments more attractive to many investors. Despite the strong returns in equity markets, 2012 was not without its challenges. A sharp selloff during the spring and a second dip immediately following the November presidential election tested investors’ resolve. Both of these sell-offs proved to be temporary as U.S. equities continued their march higher through the end of the year, rewarding investors for staying the course.

Investors in overseas stocks were also awarded for their patience in 2012, as it was a tale of two different markets. In the early part of the year, investors had to withstand a torrent of news from the troubled Eurozone, including divisive elections in Greece, significant austerity measures and a banking crisis in Spain. This, along with slowing growth in many large emerging economies and renewed tensions in the Middle East, led many to be skeptical about prospects for international equities. Against this backdrop, stocks fell sharply in the second quarter. However, in mid-summer, investors welcomed a long awaited commitment from the ECB to stand behind the troubled Eurozone through any means necessary. This triggered a rally in international stocks during the third and fourth quarters that led to a 2012 total return topping 17% for the MSCI EAFE Index5 (net dividends).

Bond investors realized another year of positive returns during 2012, with the Barclays Capital U.S. Aggregate Index6 advancing 4.2%. The environment for bond investors remained strong throughout the year, as continued low interest rates led to a wave of bond issuance across the fixed income sectors as borrowers looked to lock in the near-record low financing costs. Throughout the year, central banks around the world reiterated their commitment to further stimulating stagnant developed market economies with previously unprecedented measures. This action was highlighted by the U.S. Federal Reserve, which during the year launched its third round of quantitative easing since the financial crisis along with a commitment to purchase an additional $40 billion a month in mortgage-backed securities. This action is aimed at holding down interest rates to help stimulate economic growth in the still recovering U.S. economy. While headline yields were down only slightly during the year, with the 10-year U.S. Treasury yield ending the year yielding 1.76%, down just under 0.20% from the start of the year, investors experienced some significant interest rate volatility. The 10-year Treasury yield experienced a swing of nearly 1.00% during the year, peaking at 2.38% in March, and bottoming at 1.39% just four months later in July.

The non-US Equity allocation was the leading contributor to total returns for the year. The exposure to both developed and emerging markets positively impacted returns, as the non-US equity markets rallied significantly. The developed markets portion of the LVIP Protected Profile Target Risk Funds (the Funds), represented by the LVIP MFS International Growth Fund, gained 19.40%. Exposure to the LVIP Mondrian International Value Fund and the LVIP SSgA Emerging Markets 100 Fund detracted to results relative to the index.

The equity portion of the Funds generally outperformed the equity portion of the composite benchmark during 2012, as well as delivering strong total returns. Contributors included the LVIP T. Rowe Price Growth Stock Fund and the Delaware VIP US Growth Series. Exposure to the LVIP SSgA Large Cap 100 Fund detracted to results relative to the index.

The fixed income portion of the Funds generally outperformed the fixed income portion of the composite benchmark during 2012. Contributors included the Delaware VIP Diversified Income Series and the LVIP Global Income Fund. Exposure to the American Funds Mortgage Fund detracted to results relative to the index.

During the year the protection sub-strategy modestly contributed to the returns of the Conservative Fund, while modestly detracting from the results of the Moderate and Growth Funds. The majority of the negative impact from the protection sub-strategy was felt during the first quarter, when volatility was elevated, thus increasing the level of protection in each Fund, yet equity markets notched double digit positive returns. Investors then benefitted from the protection sub-strategy during the second quarter, when equity markets became increasingly volatile and sustained a meaningful loss through April and May. The third and fourth quarters were much more subdued, with volatility falling below its long run average for much of the period. In this environment, the Funds minimized their level of protection and were thus able to fully participate in the markets advances.

David A Weiss, CFA

Kevin J. Adamson, CPA

Lincoln Investment Advisors Corporation

The views expressed represent the Manager’s assessment of each Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Protected Profile Target Risk Funds–1

LVIP Protected Profile Target Risk Funds

2012 Annual Report Commentary (unaudited) (continued)

LVIP Protected Profile Conservative Fund

Growth of $10,000 invested 5/3/05 through 12/31/12

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Protected Profile Conservative Fund on 5/3/05 (commencement of operations). As the chart shows, by December 31, 2012, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $15,682 for the Service Class shares and to $15,984 for the Standard Class shares. For comparison, look at how the Conservative Profile Composite Index and Barclays Capital U.S. Aggregate Index did from 5/3/05 through 12/31/12. The same $10,000 investment would have increased to $15,325 and $15,126, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

Average annual total returns on investment	Ended 12/31/12

Standard Class Shares
One year	+9.78%
Five Years	+5.07%
Inception (5/3/05)	+6.31%

Service Class Shares
One year	+9.51%
Five Years	+4.81%
Inception (5/3/05)	+6.05%

LVIP Protected Profile Moderate Fund

Growth of $10,000 invested 5/3/05 through 12/31/12

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Protected Profile Moderate Fund on 5/3/05 (commencement of operations). As the chart shows, by December 31, 2012, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $15,220 for the Service Class shares and to $15,514 for the Standard Class shares. For comparison, look at how the Moderate Profile Composite Index and Wilshire 5000 Total Market IndexSM did from 5/3/05 through 12/31/12. The same $10,000 investment would have increased to $15,684 and $15,041, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

Average annual total returns on investment	Ended 12/31/12

Standard Class Shares
One Year	+9.59%
Five Years	+3.12%
Inception (5/3/05)	+5.90%

Service Class Shares
One Year	+9.32%
Five Years	+2.87%
Inception (5/3/05)	+5.63%

LVIP Protected Profile Target Risk Funds–2

LVIP Protected Profile Target Risk Funds

2012 Annual Report Commentary (unaudited) (continued)

LVIP Protected Profile Growth Fund

Growth of $10,000 invested 5/3/05 through 12/31/12

This chart illustrates hypothetically, that $10,000 was invested in the LVIP Protected Profile Growth Fund on 5/3/05 (commencement of operations). As the chart shows, by December 31,2012, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $14,427 for the Service Class shares and increased to $14,704 for the Standard Class shares. For comparison look at how the Growth Profile Composite Index and Wilshire 5000 Total Market IndexSM did from 5/3/05 through 12/31/12. The same $10,000 investment would have increased to $14,975 and $15,041, respectively. Earnings from variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had to expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

Average annual total returns on investment	Ended 12/31/12

Standard Class Shares
One Year	+9.15%
Five Years	+1.11%
Inception (5/3/05)	+5.16%

Service Class Shares
One Year	+8.88%
Five Years	+0.86%
Inception (5/3/05)	+4.90%
1.

The Conservative Profile Composite Index is an unmanaged index compiled by Lincoln Investment Advisors Corporation (LIAC), the Fund’s adviser. The Conservative Profile Composite is constricted as follows: 30% Wilshire 5000 Total Market IndexSM, 60% Barclays Capital U.S. Aggregate Index and 10% MSCI EAFE Index (net dividends).

2.

The Moderate Profile Composite Index is an unmanaged index compiled by Lincoln Investment Advisors Corporation (LIAC), the Fund’s adviser. The Moderate Profile Composite is constructed as follows: 41% Wilshire 5000 Total Market IndexSM, 40% Barclays Capital U.S. Aggregate Index, 15% MSCI EAFE Index (net dividends) and 4% MSCI Emerging Markets Index (net dividends)[8].

3.

The Growth Profile Composite Index is an unmanaged index compiled by Lincoln Investment Advisors Corporation (LIAC), the Fund’s adviser. The Growth Profile Composite is constructed as follows: 46% Wilshire 5000 Total Market IndexSM, 30% Barclays Capital U.S. Aggregate Index, 20% MSCI EAFE Index (net dividends) and 4% MSCI Emerging Markets Index (net dividends)[8].

4.	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

5.	The MSCI EAFE Index (net dividends) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets (Europe, Australasia, and the Far East), excluding the U.S. and Canada.

6.	The Barclays Capital U.S. Aggregate Index measures the performance of more then 8,500 publicly issued investment grate (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million par amount outstanding.

7.

The Wilshire 5000 Total Market IndexSM (formerly known as the Wilshire 5000 Index) consists of nearly 5,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

8.	The MSCI Emerging Markets Index (net dividends) is a free float adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

LVIP Protected Profile Target Risk Funds–3

LVIP Protected Profile Target Risk Funds

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2012 to December 31, 2012

Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold each Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of a Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables do not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Expense Analyses are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analyses are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2012 to December 31, 2012.

Actual Expenses

The first section of the tables, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the tables, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. The Funds do not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Funds’ actual expenses shown in the tables reflect fee waivers in effect.

LVIP Protected Profile Conservative Fund Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Annualized Expense Ratio	Expenses Paid During Period 7/1/12 to 12/31/12*
Actual
Standard Class Shares	$1,000.00	$1,048.90	0.29%	$1.49
Service Class Shares	1,000.00	1,047.60	0.54%	2.78
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.68	0.29%	$1.48
Service Class Shares	1,000.00	1,022.42	0.54%	2.75

LVIP Protected Profile Moderate Fund Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Annualized Expense Ratio	Expenses Paid During Period 7/1/12 to 12/31/12*
Actual
Standard Class Shares	$1,000.00	$1,056.80	0.27%	$1.40
Service Class Shares	1,000.00	1,055.50	0.52%	2.69
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.78	0.27%	$1.37
Service Class Shares	1,000.00	1,022.52	0.52%	2.64

LVIP Protected Profile Growth Fund Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Annualized Expense Ratio	Expenses Paid During Period 7/1/12 to 12/31/12*
Actual
Standard Class Shares	$1,000.00	$1,057.30	0.27%	$1.40
Service Class Shares	1,000.00	1,056.10	0.52%	2.69
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.78	0.27%	$1.37
Service Class Shares	1,000.00	1,022.52	0.52%	2.64

*	“Expenses Paid During Period” are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Each Fund operates under a fund of funds structure. Each Fund invests substantially all its assets in other mutual funds (Underlying Funds). In addition to the Funds’ expenses reflected above, the Funds also indirectly bear their portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an Investment in each table above does not reflect the expenses of the Underlying Funds.

LVIP Protected Profile Target Risk Funds–4

LVIP Protected Profile Target Risk Funds

Security Type/Sector Allocations (unaudited)

As of December 31, 2012

LVIP Protected Profile Conservative Fund

Security Type/Sector	Percentage of Net Assets
Affiliated Investment Companies	86.59%
Equity Funds	22.19%
Fixed Income Funds	47.79%
International Equity Funds	9.89%
International Fixed Income Fund	6.72%
Unaffiliated Investment Companies	12.47%
Commodity Fund	0.95%
Equity Funds	3.93%
Fixed Income Funds	5.24%
Money Market Fund	2.35%
Total Value of Securities	99.06%
Receivables and Other Assets Net of Liabilities	0.94%
Total Net Assets	100.00%

LVIP Protected Profile Moderate Fund

Security Type/Sector	Percentage of Net Assets
Affiliated Investment Companies	87.03%
Equity Funds	29.55%
Fixed Income Funds	31.21%
International Equity Funds	20.56%
International Fixed Income Fund	5.71%
Unaffiliated Investment Companies	12.06%
Commodity Fund	0.94%
Equity Funds	4.98%
Fixed Income Funds	3.18%
Money Market Fund	2.96%
Total Value of Securities	99.09%
Receivables and Other Assets Net of Liabilities	0.91%
Total Net Assets	100.00%

LVIP Protected Profile Growth Fund

Security Type/Sector	Percentage of Net Assets
Affiliated Investment Companies	87.00%
Equity Funds	33.85%
Fixed Income Funds	22.23%
International Equity Funds	26.21%
International Fixed Income Fund	4.71%
Unaffiliated Investment Companies	12.05%
Commodity Fund	1.86%
Equity Funds	4.17%
Fixed Income Funds	2.40%
Money Market Fund	3.62%
Total Value of Securities	99.05%
Receivables and Other Assets Net of Liabilities	0.95%
Total Net Assets	100.00%

LVIP Protected Profile Target Risk Funds–5

LVIP Protected Profile Conservative Fund

Schedule of Investments

December 31, 2012

	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENT COMPANIES–86.59%
Equity Funds–22.19%
*Lincoln Variable Insurance Products Trust–
LVIP SSgA Large Cap 100 Fund	1,564,683	$17,981,340
LVIP SSgA S&P 500 Index Fund	16,608,129	169,253,442
LVIP SSgA Small-Cap Index Fund	929,183	18,209,204

		205,443,986

Fixed Income Funds–47.79%
*Lincoln Variable Insurance Products Trust–
LVIP BlackRock Inflation Protected Bond Fund	3,084,926	35,414,949
LVIP Delaware Bond Fund	23,595,258	335,335,812
LVIP Delaware Diversified Floating Rate Fund	4,418,553	44,786,454
LVIP JPMorgan High Yield Fund	2,417,316	26,887,802

		442,425,017

International Equity Funds–9.89%
*Lincoln Variable Insurance Products Trust–
LVIP Clarion Global Real Estate Fund	1,081,167	9,186,671
LVIP Mondrian International Value Fund	1,187,636	18,103,131
LVIP SSgA Developed International 150 Fund	3,413,618	27,640,062
LVIP SSgA International Index Fund.	4,609,794	36,610,988

		91,540,852

International Fixed Income Fund–6.72%
*Lincoln Variable Insurance Products Trust–
LVIP Global Income Fund	5,272,485	62,236,413

		62,236,413

Total Affiliated Investment Companies (Cost $750,478,631)		801,646,268

	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENT COMPANIES–12.47%
Commodity Fund–0.95%
**PIMCO CommodityRealReturn Strategy Portfolio	1,324,396	$8,793,990

		8,793,990

Equity Funds–3.93%
*Delaware VIP® Trust–
†Delaware VIP U.S. Growth Series	1,616,699	16,441,834
Delaware VIP Value Series	551,478	10,963,389
Ë Fidelity® Variable Life Insurance Products–
Fidelity VIP Mid Cap Portfolio	295,298	9,021,357

		36,426,580

Fixed Income Funds–5.24%
¯American Funds® –
American Funds Mortgage Fund	1,329,342	13,506,114
*Delaware VIP® Trust–
Delaware VIP Diversified Income Series	3,164,799	35,034,330

		48,540,444

Money Market Fund–2.35%
Dreyfus Treasury & Agency Cash Management Fund	21,716,158	21,716,158

		21,716,158

Total Unaffiliated Investment Companies (Cost $98,606,707)		115,477,172

TOTAL VALUE OF SECURITIES–99.06% (Cost $849,085,338)	917,123,440
«RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.94%	8,698,155

NET ASSETS APPLICABLE TO 72,054,753 SHARES OUTSTANDING–100.00%	$925,821,595

¯	Class F-2 shares.

†	Non-income producing for the period.

*	Standard Class shares.

**	Institutional Class shares.

«	Includes $3,776,150 cash and $1,082,494 foreign currencies pledged as collateral for futures contracts.

Ë	Initial Class.

LVIP Protected Profile Target Risk Funds–6

LVIP Protected Profile Conservative Fund

Schedule of Investments (continued)

The following futures contracts were outstanding at December 31, 2012:1

Futures Contracts

Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
41 BP Currency	$4,139,396	$4,161,500	3/21/13	$22,104
60 E-mini MSCI Emerging Markets	3,121,230	3,220,500	3/16/13	99,270
119 E-mini Russell 2000 Index	9,826,074	10,074,540	3/16/13	248,466
814 E-mini S&P 500 Index	57,840,602	57,798,070	3/16/13	(42,532)
17 E-mini S&P MidCap 400 Index	1,715,423	1,730,770	3/16/13	15,347
58 Euro Currency	9,497,296	9,575,800	3/21/13	78,504
287 Euro STOXX 50 Index	9,996,526	9,903,664	3/19/13	(92,862)
47 FTSE 100 Index	4,502,230	4,466,273	3/19/13	(35,957)
23 Japanese Yen Currency	3,452,868	3,320,625	3/22/13	(132,243)
29 Nikkei 225	3,343,568	3,473,314	3/9/13	129,746

	$107,435,213			$289,843

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1]	See Note 7 in “Notes to Financial Statements.”

See accompanying notes, which are an integral part of the financial statements.

LVIP Protected Profile Target Risk Funds –7

LVIP Protected Profile Moderate Fund

Schedule of Investments

December 31, 2012

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT COMPANIES–87.03%
Equity Funds–29.55%
*Lincoln Variable Insurance Products Trust–
LVIP SSgA Large Cap 100 Fund	10,098,374	$116,050,519
LVIP SSgA S&P 500 Index Fund	64,581,872	658,153,856
LVIP SSgA Small-Cap Index Fund	4,489,335	87,977,498
†LVIP T. Rowe Price Growth Stock Fund	1,408,549	29,054,135

		891,236,008

Fixed Income Funds–31.21%
*Lincoln Variable Insurance Products Trust–
LVIP BlackRock Inflation Protected Bond Fund	9,958,052	114,318,441
LVIP Delaware Bond Fund	43,943,750	624,528,570
LVIP Delaware Diversified Floating Rate Fund	11,407,727	115,628,721
LVIP JPMorgan High Yield Fund	7,800,971	86,770,196

		941,245,928

International Equity Funds–20.56%
*Lincoln Variable Insurance Products Trust–
†LVIP BlackRock Emerging Markets Index RPM Fund	5,431,838	59,179,877
LVIP Clarion Global Real Estate Fund	6,977,560	59,288,325
LVIP MFS International Growth Fund	4,496,821	58,166,374
LVIP Mondrian International Value Fund	5,748,350	87,622,102
LVIP SSgA Developed International 150 Fund	14,690,675	118,950,399
LVIP SSgA Emerging Markets 100 Fund	5,716,567	59,720,972
LVIP SSgA International Index Fund	22,299,606	177,103,468

		620,031,517

International Fixed Income Fund–5.71%
*Lincoln Variable Insurance Products Trust–
LVIP Global Income Fund	14,585,839	172,171,241

		172,171,241

Total Affiliated Investment Companies (Cost $2,449,716,683)		2,624,684,694

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENT COMPANIES–12.06%
Commodity Fund–0.94%
**PIMCO CommodityRealReturn Strategy Portfolio	4,275,112	$28,386,747

		28,386,747

Equity Funds–4.98%
*Delaware VIP® Trust–
†Delaware VIP U.S. Growth Series	4,476,338	45,524,358
Delaware VIP Value Series	2,327,972	46,280,092
Ë Fidelity® Variable Life Insurance Products– Fidelity VIP Mid Cap Portfolio	1,905,991	58,228,020

		150,032,470

Fixed Income Funds–3.18%
¯American Funds®– American Funds Mortgage Fund	1,329,313	13,505,820
*Delaware VIP® Trust– Delaware VIP Diversified Income Series	7,434,604	82,301,071

		95,806,891

Money Market Fund–2.96%
Dreyfus Treasury & Agency Cash
Management Fund	89,377,763	89,377,763

		89,377,763

Total Unaffiliated Investment Companies (Cost $317,625,399)		363,603,871

TOTAL VALUE OF SECURITIES–99.09% (Cost $2,767,342,082)	2,988,288,565
«RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.91%	27,491,934

NET ASSETS APPLICABLE TO 240,070,498 SHARES OUTSTANDING–100.00%	$3,015,780,499

¯	Class F-2 shares.

†	Non-income producing for the period.

*	Standard Class shares.

**	Institutional Class shares.

«	Includes $11,845,960 cash and $3,693,402 foreign currencies pledged as collateral for futures contracts.

Ë	Initial Class.

LVIP Protected Profile Target Risk Funds–8

LVIP Protected Profile Moderate Fund

Schedule of Investments (continued)

The following futures contracts were outstanding at December 31, 2012:1

Futures Contracts

Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
149 BP Currency	$15,045,333	$15,123,500	3/21/13	$78,167
578 E-mini MSCI Emerging Markets	30,116,671	31,024,150	3/16/13	907,479
429 E-mini Russell 2000 Index	35,443,189	36,319,140	3/16/13	875,951
2,208 E-mini S&P 500	156,960,311	156,779,040	3/16/13	(181,271)
86 E-mini S&P MidCap 400 Index	8,678,024	8,755,660	3/16/13	77,636
187 Euro Currency	30,605,189	30,873,700	3/21/13	268,511
979 Euro STOXX 50 Index	34,127,819	33,782,881	3/19/13	(344,938)
162 FTSE 100 Index	15,531,145	15,394,386	3/19/13	(136,759)
73 Japanese Yen Currency	10,964,090	10,539,375	3/22/13	(424,715)
97 Nikkei 225	11,205,893	11,617,637	3/9/13	411,744

	$348,677,664			$1,531,805

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1]	See Note 7 in “Notes to Financial Statements.”

See accompanying notes, which are an integral part of the financial statements.

LVIP Protected Profile Target Risk Funds–9

LVIP Protected Profile Growth Fund

Schedule of Investments

December 31, 2012

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT COMPANIES–87.00%
Equity Funds–33.85%
*Lincoln Variable Insurance Products Trust–
LVIP SSgA Large Cap 100 Fund	8,823,394	$101,398,439
LVIP SSgA S&P 500 Index Fund	70,787,640	721,396,836
LVIP SSgA Small-Cap Index Fund	3,922,546	76,870,141

		899,665,416

Fixed Income Funds–22.23%
*Lincoln Variable Insurance Products Trust–
LVIP BlackRock Inflation Protected Bond Fund	4,350,931	49,948,690
LVIP Delaware Bond Fund	30,944,612	439,784,819
LVIP Delaware Diversified Floating Rate Fund	4,983,795	50,515,748
LVIP JPMorgan High Yield Fund	4,544,052	50,543,490

		590,792,747

International Equity Funds–26.21%
*Lincoln Variable Insurance Products Trust–
†LVIP BlackRock Emerging Markets Index RPM Fund	4,745,543	51,702,688
LVIP Clarion Global Real Estate Fund	9,143,629	77,693,416
LVIP MFS International Growth Fund	3,929,106	50,822,984
LVIP Mondrian International Value Fund	5,022,223	76,553,746
LVIP SSgA Developed International 150 Fund	12,832,707	103,906,426
LVIP SSgA Emerging Markets 100 Fund	7,474,233	78,083,308
LVIP SSgA International Index Fund	32,474,695	257,914,024

		696,676,592

International Fixed Income Fund–4.71%
*Lincoln Variable Insurance Products Trust–
LVIP Global Income Fund	10,621,111	125,371,599

		125,371,599

Total Affiliated Investment Companies (Cost $2,183,938,702)		2,312,506,354

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENT COMPANIES–12.05%
Commodity Fund–1.86%
**PIMCO CommodityRealReturn Strategy Portfolio	7,472,230	$49,615,609

		49,615,609

Equity Funds–4.17%
*Delaware VIP® Trust–
†Delaware VIP U.S. Growth Series	2,948,272	29,983,925
Delaware VIP Value Series	1,504,240	29,904,284
Ë Fidelity® Variable Life Insurance Products–
Fidelity VIP Mid Cap Portfolio	1,665,395	50,877,810

		110,766,019

Fixed Income Funds–2.40%
¯American Funds®–
American Funds Mortgage Fund	1,700,178	17,273,805
*Delaware VIP® Trust–
Delaware VIP Diversified Income Series	4,199,355	46,486,860

		63,760,665

Money Market Fund–3.62%
Dreyfus Treasury & Agency Cash
Management Fund	96,129,052	96,129,052

		96,129,052

Total Unaffiliated Investment Companies (Cost $292,529,699)		320,271,345

TOTAL VALUE OF SECURITIES–99.05% (Cost $2,476,468,401)	2,632,777,699
«RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.95%	25,121,610

NET ASSETS APPLICABLE TO 223,267,235 SHARES OUTSTANDING–100.00%	$2,657,899,309

¯	Class F-2 shares.

†	Non-income producing for the period.
*	Standard Class shares.

**	Institutional Class shares.

«	Includes $10,357,480 cash and $3,425,814 foreign currencies pledged as collateral for futures contracts.

Ë	Initial Class.

LVIP Protected Profile Target Risk Funds–10

LVIP Protected Profile Growth Fund

Schedule of Investments (continued)

The following futures contracts were outstanding at December 31, 2012:1

Futures Contracts

Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
144 BP Currency	$14,549,075	$14,616,000	3/21/13	$66,925
494 E-mini MSCI Emerging Markets	25,718,101	26,515,450	3/16/13	797,349
351 E-mini Russell 2000 Index	28,983,710	29,715,660	3/16/13	731,950
1,970 E-mini S&P 500 Index	139,839,067	139,879,850	3/16/13	40,783
52 E-mini S&P MidCap 400 Index	5,247,177	5,294,120	3/16/13	46,943
179 Euro Currency	29,296,953	29,552,900	3/21/13	255,947
897 Euro STOXX 50 Index	31,263,292	30,953,263	3/19/13	(310,029)
153 FTSE 100 Index	14,668,416	14,539,143	3/19/13	(129,273)
71 Japanese Yen Currency	10,670,584	10,250,625	3/22/13	(419,959)
94 Nikkei 225	10,843,039	11,258,328	3/9/13	415,289

	$311,079,414			$1,495,925

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1]	See Note 7 in “Notes to Financial Statements.”

See accompanying notes, which are an integral part of the financial statements.

LVIP Protected Profile Target Risk Funds–11

LVIP Protected Profile Target Risk Funds

Statements of Assets and Liabilities

December 31, 2012

	LVIP Protected Profile Conservative Fund	LVIP Protected Profile Moderate Fund	LVIP Protected Profile Growth Fund
ASSETS:
Investments in affiliated investment companies, at value	$801,646,268	$2,624,684,694	$2,312,506,354
Investments in unaffiliated investment companies, at value	115,477,172	363,603,871	320,271,345
Restricted cash collateral	3,776,150	11,845,960	10,357,480
Receivables for fund shares sold	3,176,348	12,465,621	15,764,953
Variation margin receivable on futures contracts	1,764,936	5,390,401	4,657,794
Restricted foreign currencies collateral, at value	1,082,494	3,693,402	3,425,814
Dividends receivable from investment companies	6	24	26
Cash	—	111,330	—

TOTAL ASSETS	926,923,374	3,021,795,303	2,666,983,766

LIABILITIES:
Payable for investment companies purchased	376,052	4,059,625	7,743,367
Due to manager and affiliates	366,828	1,178,120	1,023,427
Payables for fund shares redeemed	341,560	656,774	273,294
Accrued expenses payable	10,437	11,040	11,702
Due to custodian	6,902	—	32,667
Foreign currencies, at value	—	109,245	—

TOTAL LIABILITIES	1,101,779	6,014,804	9,084,457

TOTAL NET ASSETS	$925,821,595	$3,015,780,499	$2,657,899,309

Investments in affiliated investment companies, at cost	$750,478,631	$2,449,716,683	$2,183,938,702
Investments in unaffiliated investment companies, at cost	$98,606,707	$317,625,399	$292,529,699
Foreign currencies, at cost	$1,078,730	$3,567,371	$3,414,048

Standard Class:
Net Assets	$58,576,737	$161,419,957	$139,866,056
Shares Outstanding	4,558,344	12,849,451	11,751,220
Net Asset Value	$12.850	$12.562	$11.902

Service Class:
Net Assets	$867,244,858	$2,854,360,542	$2,518,033,253
Shares Outstanding	67,496,409	227,221,047	211,516,015
Net Asset Value	$12.849	$12.562	$11.905

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2012:
Shares of beneficial interest (unlimited authorization–no par)	$855,626,531	$2,887,393,096	$2,631,720,032
Undistributed net investment income	4,975,748	13,798,366	14,039,469
Accumulated net realized loss on investments	(3,112,393)	(107,906,037)	(145,677,182)
Net unrealized appreciation of investments and derviatives	68,331,709	222,495,074	157,816,990

Total net assets	$925,821,595	$3,015,780,499	$2,657,899,309

See accompanying notes, which are an integral part of the financial statements.

LVIP Protected Profile Target Risk Funds–12

LVIP Protected Profile Target Risk Funds

Statements of Operations

Year December 31, 2012

	LVIP Protected Profile Conservative Fund	LVIP Protected Profile Moderate Fund	LVIP Protected Profile Growth Fund
INVESTMENT INCOME:
Dividends from affiliated investment companies	$12,630,255	$36,402,466	$30,017,915
Dividends from unaffiliated investment companies	1,807,421	4,934,912	3,456,832

	14,437,676	41,337,378	33,474,747

EXPENSES:
Management fees	1,648,672	4,859,405	3,667,351
Distribution fees-Service Class	1,510,575	4,472,684	3,333,075
Accounting and administration expenses	110,146	233,259	187,866
Reports and statements to shareholders	57,748	88,635	73,533
Professional fees	32,961	60,086	47,475
Trustees’ fees	14,138	40,165	27,479
Custodian fees	10,740	23,673	19,608
Pricing fees	511	1,432	1,085
Other	12,568	32,110	22,548

Total operating expenses	3,398,059	9,811,449	7,380,020

NET INVESTMENT INCOME	11,039,617	31,525,929	26,094,727

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Distributions from affiliated investment companies	6,404,078	15,667,198	9,768,137
Distributions from unaffiliated investment companies	2,112,489	7,819,264	6,190,084
Sale of investments in affiliated investment companies	638,777	(454,262)	(1,549,644)
Sale of investments in unaffiliated investment companies	98,531	1,233,647	(974)
Foreign currencies	3,592	(128,307)	(148,867)
Futures contracts	2,660,629	(21,654,955)	(29,496,186)

Net realized gain (loss)	11,918,096	2,482,585	(15,237,450)

Net change in unrealized appreciation (depreciation) of:
Investments	34,789,890	138,873,905	116,632,223
Foreign currencies	2,909	9,466	4,933
Futures contracts	438,586	3,117,589	3,001,297

Net change in unrealized appreciation (depreciation)	35,231,385	142,000,960	119,638,453

NET REALIZED AND UNREALIZED GAIN	47,149,481	144,483,545	104,401,003

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$58,189,098	$176,009,474	$130,495,730

See accompanying notes, which are an integral part of the financial statements.

LVIP Protected Profile Target Risk Funds–13

LVIP Protected Profile Target Risk Funds

Statements of Changes in Net Assets

	LVIP Protected Profile Conservative Fund		LVIP Protected Profile Moderate Fund		LVIP Protected Profile Growth Fund
	Year Ended		Year Ended		Year Ended
	12/31/12	12/31/11	12/31/12	12/31/11	12/31/12	12/31/11
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$11,039,617	$12,159,499	$31,525,929	$29,482,054	$26,094,727	$18,752,843
Net realized gain (loss)	11,918,096	35,257,872	2,482,585	96,176,761	(15,237,450)	55,406,643
Net change in unrealized appreciation (depreciation)	35,231,385	(30,967,605)	142,000,960	(114,895,747)	119,638,453	(78,109,489)

Net increase (decrease) in net assets resulting from operations	58,189,098	16,449,766	176,009,474	10,763,068	130,495,730	(3,950,003)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(2,192,631)	(1,050,178)	(5,124,513)	(2,578,033)	(3,507,465)	(2,544,664)
Service Class	(25,960,940)	(7,571,634)	(66,780,460)	(19,242,488)	(41,483,820)	(13,466,767)
Net realized gain:
Standard Class	(262,978)	—	—	—	—	—
Service Class	(3,169,454)	—	—	—	—	—

	(31,586,003)	(8,621,812)	(71,904,973)	(21,820,521)	(44,991,285)	(16,011,431)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	15,414,051	15,219,278	28,572,213	33,531,465	23,776,214	27,229,708
Service Class	485,634,737	136,187,043	1,638,661,815	300,811,011	1,750,742,597	202,857,676
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	2,455,609	1,050,178	5,124,513	2,578,033	3,507,465	2,544,664
Service Class	29,130,393	7,571,634	66,780,460	19,242,488	41,483,820	13,466,766

	532,634,790	160,028,133	1,739,139,001	356,162,997	1,819,510,096	246,098,814

Cost of shares repurchased:
Standard Class	(15,673,550)	(14,272,963)	(24,940,839)	(36,168,762)	(23,710,611)	(17,753,121)
Service Class	(123,336,225)	(105,617,947)	(209,766,926)	(203,542,363)	(142,464,342)	(112,684,758)

	(139,009,775)	(119,890,910)	(234,707,765)	(239,711,125)	(166,174,953)	(130,437,879)

Increase in net assets derived from capital share transactions	393,625,015	40,137,223	1,504,431,236	116,451,872	1,653,335,143	115,660,935

NET INCREASE IN NET ASSETS	420,228,110	47,965,177	1,608,535,737	105,394,419	1,738,839,588	95,699,501
NET ASSETS:
Beginning of year	505,593,485	457,628,308	1,407,244,762	1,301,850,343	919,059,721	823,360,220

End of year	$925,821,595	$505,593,485	$3,015,780,499	$1,407,244,762	$2,657,899,309	$919,059,721

Undistributed net investment income	$4,975,748	$15,506,000	$13,798,366	$34,721,136	$14,039,469	$19,362,375

See accompanying notes, which are an integral part of the financial statements.

LVIP Protected Profile Target Risk Funds–14

LVIP Protected Profile Conservative Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Protected Profile Conservative Fund Standard Class
	Year Ended
	12/31/12	12/31/11[1]	12/31/10	12/31/09	12/31/08
Net asset value, beginning of period	$12.226	$12.033	$11.287	$9.472	$12.006

Income (loss) from investment operations:
Net investment income[2]	0.243	0.343	0.311	0.413	0.379
Net realized and unrealized gain (loss)	0.946	0.097	0.862	1.924	(2.581)

Total from investment operations.	1.189	0.440	1.173	2.337	(2.202)

Less dividends and distributions from:
Net investment income	(0.503)	(0.247)	(0.427)	(0.433)	(0.224)
Net realized gain	(0.062)	—	—	(0.089)	(0.108)

Total dividends and distributions	(0.565)	(0.247)	(0.427)	(0.522)	(0.332)

Net asset value, end of period	$12.850	$12.226	$12.033	$11.287	$9.472

Total return[3]	9.78%	3.69%	10.49%	24.85%	(18.44% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$58,577	$53,689	$50,853	$42,645	$49,661
Ratio of expenses to average net assets[4]	0.29%	0.20%	0.20%	0.20%	0.25%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly[4]	0.29%	0.30%	0.30%	0.30%	0.30%
Ratio of net investment income to average net assets	1.90%	2.79%	2.67%	4.01%	3.47%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.90%	2.69%	2.57%	3.91%	3.42%
Portfolio turnover	14%	71%	37%	44%	27%

[1]	Effective after the close of business on April 29, 2011, Wilshire Associates Incorporated no longer serves as the Fund’s sub-advisor.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Protected Profile Target Risk Funds–15

LVIP Protected Profile Conservative Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Protected Profile Conservative Fund Service Class
	Year Ended
	12/31/12	12/31/11[1]	12/31/10	12/31/09	12/31/08
Net asset value, beginning of period	$12.225	$12.031	$11.287	$9.474	$12.000

Income (loss) from investment operations:
Net investment income[2]	0.211	0.312	0.282	0.387	0.352
Net realized and unrealized gain (loss)	0.945	0.098	0.860	1.922	(2.578)

Total from investment operations	1.156	0.410	1.142	2.309	(2.226)

Less dividends and distributions from:
Net investment income	(0.470)	(0.216)	(0.398)	(0.407)	(0.192)
Net realized gain.	(0.062)	—	—	(0.089)	(0.108)

Total dividends and distributions	(0.532)	(0.216)	(0.398)	(0.496)	(0.300)

Net asset value, end of period	$12.849	$12.225	$12.031	$11.287	$9.474

Total return[3]	9.51%	3.45%	10.21%	24.55%	(18.65% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$867,245	$451,904	$406,775	$331,005	$210,871
Ratio of expenses to average net assets[4]	0.54%	0.45%	0.45%	0.45%	0.50%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly[4]	0.54%	0.55%	0.55%	0.55%	0.55%
Ratio of net investment income to average net assets	1.65%	2.54%	2.42%	3.76%	3.22%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly.	1.65%	2.44%	2.32%	3.66%	3.17%
Portfolio turnover	14%	71%	37%	44%	27%

[1]	Effective after the close of business on April 29, 2011, Wilshire Associates Incorporated no longer serves as the Fund’s sub-advisor.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Protected Profile Target Risk Funds–16

LVIP Protected Profile Moderate Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Protected Profile Moderate Fund Standard Class
	Year Ended
	12/31/12	12/31/11[1]	12/31/10	12/31/09	12/31/08
Net asset value, beginning of period	$11.844	$11.925	$10.964	$9.071	$12.926

Income (loss) from investment operations:
Net investment income[2]	0.229	0.286	0.237	0.287	0.320
Net realized and unrealized gain (loss)	0.900	(0.151)	1.060	2.228	(3.708)

Total from investment operations	1.129	0.135	1.297	2.515	(3.388)

Less dividends and distributions from:
Net investment income	(0.411)	(0.216)	(0.336)	(0.433)	(0.222)
Net realized gain.	—	—	—	(0.189)	(0.245)

Total dividends and distributions	(0.411)	(0.216)	(0.336)	(0.622)	(0.467)

Net asset value, end of period	$12.562	$11.844	$11.925	$10.964	$9.071

Total return[3]	9.59%	1.18%	11.95%	28.04%	(26.62% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$161,420	$143,782	$144,874	$118,173	$118,274
Ratio of expenses to average net assets[4]	0.27%	0.20%	0.20%	0.20%	0.25%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly[4]	0.27%	0.28%	0.28%	0.29%	0.28%
Ratio of net investment income to average net assets	1.85%	2.36%	2.10%	2.92%	2.86%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly.	1.85%	2.28%	2.02%	2.83%	2.83%
Portfolio turnover	18%	74%	32%	33%	21%

[1]	Effective after the close of business on April 29, 2011, Wilshire Associates Incorporated no longer serves as the Fund’s sub-advisor.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Protected Profile Target Risk Funds–17

LVIP Protected Profile Moderate Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Protected Profile Moderate Fund Service Class
	Year Ended
	12/31/12	12/31/11[1]	12/31/10	12/31/09	12/31/08
Net asset value, beginning of period	$11.843	$11.924	$10.965	$9.074	$12.919

Income (loss) from investment operations:
Net investment income[2]	0.198	0.255	0.209	0.263	0.292
Net realized and unrealized gain (loss)	0.900	(0.150)	1.057	2.225	(3.702)

Total from investment operations	1.098	0.105	1.266	2.488	(3.410)

Less dividends and distributions from:
Net investment income	(0.379)	(0.186)	(0.307)	(0.408)	(0.190)
Net realized gain	—	—	—	(0.189)	(0.245)

Total dividends and distributions	(0.379)	(0.186)	(0.307)	(0.597)	(0.435)

Net asset value, end of period	$12.562	$11.843	$11.924	$10.965	$9.074

Total return[3]	9.32%	0.92%	11.67%	27.73%	(26.81% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,854,360	$1,263,463	$1,156,976	$954,447	$699,793
Ratio of expenses to average net assets[4]	0.52%	0.45%	0.45%	0.45%	0.50%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly[4]	0.52%	0.53%	0.53%	0.54%	0.53%
Ratio of net investment income to average net assets	1.60%	2.11%	1.85%	2.67%	2.61%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.60%	2.03%	1.77%	2.58%	2.58%
Portfolio turnover	18%	74%	32%	33%	21%

[1]	Effective after the close of business on April 29, 2011, Wilshire Associates Incorporated no longer serves as the Fund’s sub-advisor.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Protected Profile Target Risk Funds–18

LVIP Protected Profile Growth Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Protected Profile Growth Fund Standard Class
	Year Ended
	12/31/12	12/31/11[1]	12/31/10	12/31/09	12/31/08
Net asset value, beginning of period	$11.190	$11.420	$10.416	$8.634	$13.386

Income (loss) from investment operations:
Net investment income[2]	0.234	0.267	0.215	0.191	0.229
Net realized and unrealized gain (loss)	0.784	(0.270)	1.093	2.277	(4.644)

Total from investment operations	1.018	(0.003)	1.308	2.468	(4.415)

Less dividends and distributions from:
Net investment income	(0.306)	(0.227)	(0.304)	(0.433)	(0.117)
Net realized gain	—	—	—	(0.253)	(0.220)

Total dividends and distributions	(0.306)	(0.227)	(0.304)	(0.686)	(0.337)

Net asset value, end of period	$11.902	$11.190	$11.420	$10.416	$8.634

Total return[3]	9.15%	0.02%	12.70%	29.03%	(33.42% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$139,866	$128,066	$118,849	$95,887	$107,072
Ratio of expenses to average net assets[4]	0.27%	0.20%	0.20%	0.20%	0.25%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly[4]	0.27%	0.28%	0.29%	0.29%	0.28%
Ratio of net investment income to average net assets	2.00%	2.31%	2.01%	2.06%	2.05%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	2.00%	2.23%	1.92%	1.97%	2.02%
Portfolio turnover	21%	80%	33%	37%	21%

[1]	Effective after the close of business on April 29, 2011, Wilshire Associates Incorporated no longer serves as the Fund’s sub-advisor.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Protected Profile Target Risk Funds–19

LVIP Protected Profile Growth Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Protected Profile Growth Fund Service Class
	Year Ended
	12/31/12	12/31/11[1]	12/31/10	12/31/09	12/31/08
Net asset value, beginning of period	$11.191	$11.421	$10.419	$8.639	$13.377

Income (loss) from investment operations:
Net investment income[2]	0.205	0.238	0.188	0.168	0.201
Net realized and unrealized gain (loss)	0.784	(0.270)	1.092	2.275	(4.635)

Total from investment operations	0.989	(0.032)	1.280	2.443	(4.434)

Less dividends and distributions from:
Net investment income	(0.275)	(0.198)	(0.278)	(0.410)	(0.084)
Net realized gain	—	—	—	(0.253)	(0.220)

Total dividends and distributions	(0.275)	(0.198)	(0.278)	(0.663)	(0.304)

Net asset value, end of period	$11.905	$11.191	$11.421	$10.419	$8.639

Total return[3]	8.88%	(0.24% )	12.42%	28.72%	(33.58% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,518,033	$790,994	$704,511	$584,552	$436,286
Ratio of expenses to average net assets[4]	0.52%	0.45%	0.45%	0.45%	0.50%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly[4]	0.52%	0.53%	0.54%	0.54%	0.53%
Ratio of net investment income to average net assets	1.75%	2.06%	1.76%	1.81%	1.80%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.75%	1.98%	1.67%	1.72%	1.77%
Portfolio turnover	21%	80%	33%	37%	21%

[1]	Effective after the close of business on April 29, 2011, Wilshire Associates Incorporated no longer serves as the Fund’s sub-advisor.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Protected Profile Target Risk Funds–20

LVIP Protected Profile Target Risk Funds

Notes to Financial Statements

December 31, 2012

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 66 series (Series). These financial statements and the related notes pertain to the LVIP Protected Profile Conservative Fund, LVIP Protected Profile Moderate Fund and LVIP Protected Profile Growth Fund, (each, a Fund, or collectively, the Funds). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Funds are considered non-diversified under the Investment Company Act of 1940, as amended, and offer Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold each Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

Each Fund will invest a significant portion of its assets in open-end investment companies (mutual funds) that are advised by Lincoln Investment Advisors Corporation (LIAC) or non-affiliated managers (collectively, the Underlying Funds). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. A significant portion of the Underlying Funds will employ a passive investment style (i.e. index funds). In addition to mutual fund investments, the Funds employ an actively managed risk management overlay strategy that invests directly in exchange-traded futures to seek to control overall portfolio volatility and hedge downside equity market risk.

The investment objective of LVIP Protected Profile Conservative Fund is to seek a high level of current income with some consideration given to growth of capital.

The investment objective of LVIP Protected Profile Moderate Fund is to seek a balance between a high level of current income and growth of capital, with an emphasis on growth of capital.

The investment objective of LVIP Protected Profile Growth Profile Fund is to seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Funds.

Security Valuation–The value of each Fund’s investments in the Underlying Funds is based on the published net asset value (NAV) of an Underlying Fund computed as of the close of regular trading on the New York Stock Exchange (NYSE) on days when the exchange is open. Determination of the Underlying Funds’ NAV is the responsibility of each Underlying Fund and not the Funds. Securities of each Underlying Fund are valued under the valuation policy of the Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectus and statements of additional information. Futures contracts are valued at the daily quoted settlement prices.

Federal Income Taxes–No provision for federal income taxes has been made as each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (December 31, 2009–December 31, 2012), and has concluded that no provision for federal income tax is required in the Funds’ financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Funds’ prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Funds do not isolate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Funds report certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

LVIP Protected Profile Target Risk Funds–21

LVIP Protected Profile Target Risk Funds

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date. The Funds declare and distribute dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Funds may receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2012.

2. Management Fees and Other Transactions With Affiliates

LIAC is a registered investment advisor and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation, and is responsible for overall management of the Funds’ investment portfolios and provides certain administrative services to the Funds. For its services, LIAC receives a management fee at an annual rate of 0.25% of the average daily net assets of the Funds. This fee is in addition to the management fee indirectly paid to the investment advisors of the Underlying Funds (including LIAC).

LIAC has contractually agreed to reimburse each Fund to the extent that each Fund’s annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.30% of each Fund’s average daily net assets for the standard class (0.55% for the service class). The agreement will continue at least through April 30, 2013, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (Board) and LIAC.

Wilshire Associates Incorporated (Wilshire) provides consulting services to LIAC relating to asset allocation strategy for the Funds and Milliman, Inc. (Milliman) provides consulting services to LIAC relating to risk management strategy for the Funds. LIAC pays Wilshire and Milliman consulting fees out of its advisory fees. Wilshire and Milliman have no advisory authority in relation to the Funds.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Funds. For these services, the Fund paid Lincoln Life a fee at an annual rate of 0.008% of the average daily net assets of the Funds and reimbursed Lincoln Life for the cost of internal legal services. For the year ended December 31, 2012, fees for these administrative and legal services amounted as follows:

	LVIP Protected Profile Conservative Fund	LVIP Protected Profile Moderate Fund	LVIP Protected Profile Growth Fund
Administration fees	$52,758	$155,501	$117,355
Legal fees	5,945	17,114	12,295

Beginning January 1, 2013, the Trust will reimburse Lincoln Life for the cost of administrative and internal legal services.

Lincoln Life also performs daily trading operations. For the year ended December 31, 2012, each Fund reimburses Lincoln Life for the cost of these services as follows:

LVIP Protected Profile Conservative Fund	LVIP Protected Profile Moderate Fund	LVIP Protected Profile Growth Fund
$4,443	$13,643	$11,216

Pursuant to a distribution and service plan, the Funds are authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Board. No distribution expenses are paid by Standard Class shares.

In addition to the management fee and other expenses reflected on the Statements of Operations, the Funds indirectly bear the investment management fees and other expenses of the Underlying Funds in which they invest. Because each of the Underlying Funds has varied expense and fee levels, and the Funds may own different amounts of shares of these funds at different times, the amount of fees and expenses incurred indirectly will vary.

LVIP Protected Profile Target Risk Funds–22

LVIP Protected Profile Target Risk Funds

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

At December 31, 2012, the Funds had liabilities payable to affiliates as follows:

	LVIP Protected Profile Conservative Fund	LVIP Protected Profile Moderate Fund	LVIP Protected Profile Growth Fund
Management fees payable to LIAC	$189,632	$605,977	$526,304
Distribution fees payable to LFD	177,196	572,143	497,123

Certain officers and trustees of the Funds are also officers or directors of the Companies and receive no compensation from the Funds. The Funds pay the compensation of unaffiliated trustees.

3. Investments

For the year ended December 31, 2012, each Fund made purchases and sales of investment securities other than short-term investments as follows:

	LVIP Protected Profile Conservative Fund	LVIP Protected Profile Moderate Fund	LVIP Protected Profile Growth Fund
Purchases	$469,845,247	$1,764,230,149	$1,862,401,951
Sales	92,373,204	349,619,496	304,837,065

At December 31, 2012, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

	LVIP Protected Profile Conservative Fund	LVIP Protected Profile Moderate Fund	LVIP Protected Profile Growth Fund
Cost of investments	$860,263,851	$2,807,431,029	$2,506,022,896
Aggregate unrealized appreciation	$69,166,358	$225,776,206	$160,636,249
Aggregate unrealized depreciation	(12,306,769)	(44,918,670)	(33,881,446)

Net unrealized appreciation	$56,859,589	$180,857,536	$126,754,803

U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including each Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

LVIP Protected Profile Target Risk Funds–23

LVIP Protected Profile Target Risk Funds

Notes to Financial Statements (continued)

3. Investments (continued)

The following tables summarize the valuation of each Fund’s investments by fair value hierarchy levels as of December 31, 2012:

Level 1	LVIP Protected Profile Conservative Fund	LVIP Protected Profile Moderate Fund	LVIP Protected Profile Growth Fund
Investment companies	$917,123,440	$2,988,288,565	$2,632,777,699

Futures Contracts	$289,843	$1,531,805	$1,495,925

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2012, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. Each Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2012 and 2011 was as follows:

	LVIP Protected Profile Conservative Fund	LVIP Protected Profile Moderate Fund	LVIP Protected Profile Growth Fund
Year Ended December 31, 2012
Ordinary income	$28,153,571	$71,904,973	$44,991,285
Long-term capital gain	3,432,432	—	—

Total	$31,586,003	$71,904,973	$44,991,285

Year Ended December 31, 2011
Ordinary income	$8,621,812	$21,820,521	$16,011,431

In addition, the LVIP Protected Profile Moderate Fund declared an ordinary income consent dividend of $962,315 for the year ended December 31, 2011. Such amount has been deemed paid and contributed to the Fund as additional paid-in capital.

5. Components of Net Assets on a Tax Basis

As of December 31, 2012, the components of net assets on a tax basis were as follows:

	LVIP Protected Profile Conservative Fund	LVIP Protected Profile Moderate Fund	LVIP Protected Profile Growth Fund
Shares of beneficial interest	$855,626,531	$2,887,393,096	$2,631,720,032
Undistributed ordinary income	8,427,161	13,798,366	14,039,469
Undistributed long-term capital gains	5,741,577	—	—
Accumulated capital & other losses	(873,910)	(66,352,091)	(114,732,023)
Unrealized appreciation	56,900,236	180,941,128	126,871,831

Net assets	$925,821,595	$3,015,780,499	$2,657,899,309

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, mark-to-market of futures contracts, tax treatment of straddles and pass-through consent dividends from the Underlying Funds.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of distributions received from underlying investments, consent dividends and pass-through consent dividends from the Underlying Funds.

LVIP Protected Profile Target Risk Funds–24

LVIP Protected Profile Target Risk Funds

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis (continued)

Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2012, the Funds recorded the following reclassifications:

	LVIP Protected Profile Conservative Fund	LVIP Protected Profile Moderate Fund	LVIP Protected Profile Growth Fund
Undistributed net investment income	$6,583,702	$19,456,274	$13,573,652
Accumulated net realized gain (loss)	(6,583,702)	(20,418,589)	(13,573,652)
Paid-in capital	—	962,315	—

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $12,795,535 was utilized in 2012 for the LVIP Protected Profile Moderate Fund. Capital loss carryforwards remaining at December 31, 2012, for each Fund, if not utilized in future years, will expire as follows:

	LVIP Protected Profile Moderate Fund	LVIP Protected Profile Growth Fund
Years of Expiration
2017	$36,929,226	$76,572,515
2018	12,032,362	20,846,885

Total	$48,961,588	$97,419,400

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. The provisions of the Act were effective for the Funds’ calendar year ended December 31, 2011. The Act provides for the unlimited carryover of future capital losses; however there may be a greater likelihood that all or a portion of each Fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss, whereas before the Act, capital losses carried forward were treated as short-term.

Losses incurred that will be carried forward under the Act are as follows:

Tax character	LVIP Protected Profile Growth Fund
Short-term	$279,919

6. Capital Shares

Transactions in capital shares were as follows:

	LVIP Protected Profile Conservative Fund		LVIP Protected Profile Moderate Fund		LVIP Protected Profile Growth Fund
	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/12	Year Ended 12/31/11
Shares sold:
Standard Class	1,204,263	1,239,233	2,310,115	2,766,759	2,032,904	2,347,256
Service Class	37,914,529	11,110,809	132,128,527	24,880,595	149,499,115	17,526,648
Shares issued upon reinvestment of dividends and distributions:
Standard Class	191,314	87,100	411,477	221,718	297,958	230,643
Service Class	2,272,093	629,878	5,367,939	1,662,405	3,527,557	1,225,328

	41,582,199	13,067,020	140,218,058	29,531,477	155,357,534	21,329,875

Shares repurchased:
Standard Class	(1,228,568)	(1,161,260)	(2,011,563)	(2,998,235)	(2,024,803)	(1,539,709)
Service Class	(9,656,934)	(8,583,827)	(16,956,656)	(16,893,269)	(12,194,889)	(9,754,092)

	(10,885,502)	(9,745,087)	(18,968,219)	(19,891,504)	(14,219,692)	(11,293,801)

Net increase.	30,696,697	3,321,933	121,249,839	9,639,973	141,137,842	10,036,074

LVIP Protected Profile Target Risk Funds–25

LVIP Protected Profile Target Risk Funds

Notes to Financial Statements (continued)

7. Derivatives

U. S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Futures Contracts–Each Fund may use futures in the normal course of pursuing its investment objectives and strategies. Each Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. In addition, each Fund may invest in futures as part of its risk management overlay strategy to seek to control overall portfolio volatility and hedge overall downside market risk. Upon entering into a futures contract, each Fund deposits cash or pledges U.S government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by each Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

LVIP Protected Profile Conservative Fund

Fair values of derivative instruments as of December 31, 2012 were as follows:

	Asset Derivatives		Liability Derivatives
	Statements of Assets and Liabilities	Fair Value	Statements of Assets and Liabilities	Fair Value
Equity contracts (Futures contracts)	Variation margin receivable on futures contracts*	$593,437	Variation margin receivable on futures contracts*	$(303,594)

The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2012 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Equity contracts (Futures contracts)	Net realized gain on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$2,660,629	$438,586

LVIP Protected Profile Moderate Fund

Fair values of derivative instruments as of December 31, 2012 were as follows:

	Asset Derivatives		Liability Derivatives
	Statements of Assets and Liabilities	Fair Value	Statements of Assets and Liabilities	Fair Value
Equity contracts (Futures contracts)	Variation margin receivable on futures contracts*	$2,619,488	Variation margin receivable on futures contracts*	$(1,087,683)

The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2012 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Equity contracts (Futures contracts)	Net realized loss on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(21,654,955)	$3,117,589

LVIP Protected Profile Target Risk Funds–26

LVIP Protected Profile Target Risk Funds

Notes to Financial Statements (continued)

7. Derivatives (continued)

LVIP Protected Profile Growth Fund

Fair values of derivative instruments as of December 31, 2012 were as follows:

	Asset Derivatives		Liability
	Statements of Assets and Liabilities	Fair Value	Derivatives Statements of Assets and Liabilities	Fair Value
Equity contracts (Futures contracts)	Variation margin receivable on futures contracts*	$2,355,186	Variation margin receivable on futures contracts*	$(859,261)

*	Includes cummulative appreciation (depreciation) of futures contracts as reported on the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2012 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Equity contracts (Futures contracts)	Net realized loss on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(29,496,186)	$3,001,297

Derivatives Generally–The table below summarizes the average balance of derivative holdings by each Fund during the year ended December 31, 2012. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2012.

	Asset Derivative Volume Futures Contracts (Average Value)	Liability Derivative Volume Futures Contracts (Average Value)
LVIP Protected Profile Conservative Fund	$45,107,970	$2,420,708
LVIP Protected Profile Moderate Fund	91,177,653	102,392,982
LVIP Protected Profile Growth Fund	60,765,963	105,943,992

8. Contractual Obligations

The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of material loss to be remote.

9. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Funds’ financial statements.

LVIP Protected Profile Target Risk Funds–27

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Protected Profile Target Risk Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the LVIP Protected Profile Conservative Fund, LVIP Protected Profile Moderate Fund, and LVIP Protected Profile Growth Fund (three of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and broker or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Protected Profile Conservative Fund, LVIP Protected Profile Moderate Fund, and LVIP Protected Profile Growth Fund of the Lincoln Variable Insurance Products Trust at December 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 18, 2013

Philadelphia, Pennsylvania

LVIP Protected Profile Target Risk Funds–28

LVIP Protected Profile Target Risk Funds

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2012, the Funds designate distributions paid during the year as follows:

	(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
LVIP Protected Profile Conservative Fund	10.87%	89.13%	100.00%
LVIP Protected Profile Moderate Fund	0.00%	100.00%	100.00%
LVIP Protected Profile Growth Fund	0.00%	100.00%	100.00%

(A) and (B) are based on a percentage of each Fund’s total distributions.

Approval of Investment Management Agreement

On August 29 and September 10, 2012, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “LVIP Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the LVIP Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal or approval of the sub-advisory agreement with various sub-advisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the LVIP Trust (each a “Fund”).

The trustees who are not “interested persons” of the LVIP Trust (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and the sub-advisers prior to the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also received information about the Funds throughout the year in connection with the regular quarterly Board meetings from LIAC and, as applicable, the various portfolio management teams providing services to the Funds.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, LVIP Trust officers and Lincoln Life and LIAC employees to consider the renewal of the Advisory Agreements. In considering the renewal or approval of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered, among others, the factors listed below and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed or approved and accordingly, recommended to the Board of Trustees the renewal or approval of the Advisory Agreements.

Approval of Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Independent Trustees considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel, resources and compliance. The Independent Trustees reviewed the services provided by LIAC in serving as investment adviser, the personnel providing the investment management services and compliance staff, regulatory and compliance matters. The Independent Trustees also considered that certain Lincoln Life personnel would continue to provide services to the Funds on behalf of LIAC and that Lincoln Life provided administrative services to the Funds under a separate administration agreement. Based on this information, the Independent Trustees concluded that the services provided by LIAC were satisfactory.

The Independent Trustees reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2012, for each Fund compared to the average performance of a performance universe of funds in a Lipper category underlying variable insurance products (“performance group”) and a benchmark index.

The Independent Trustees reviewed each Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Lipper expense peer group for each Fund. The Independent Trustees considered that management fees as reported by Lipper include separate administrative and accounting fees for the Funds as well as the funds in the expense group, to the extent the expense group funds pay separate administrative and accounting fees. For each Fund, the expense peer group consists of the subject Fund and other funds in a Lipper category underlying variable insurance products, as classified by Lipper (“expense group”).

The Independent Trustees considered the nature, extent and quality of services provided by LIAC under the investment management agreement.

The Independent Trustees reviewed the services provided by LIAC and the background of the investment professionals servicing the Funds.

LVIP Protected Profile Target Risk Funds–29

LVIP Protected Profile Target Risk Funds

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement with LIAC (continued)

They also reviewed information provided regarding portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance and regulatory matters.

The Independent Trustees considered that LIAC had become responsible for the Fund’s investment decision-making on May 1, 2011 and that prior to May 1, 2011, LIAC had provided oversight of a sub-adviser which had been directly responsible for making investment decisions and that performance for periods prior to May 1, 2011 was primarily the former sub-adviser’s performance. The Independent Trustees also considered that in December 2011 LIAC implemented a risk management strategy for the Funds which seeks to manage volatility and provide downside protection during market declines through the use of exchange-traded futures contracts.

The Independent Trustees reviewed the LVIP Protected Profile Conservative Fund’s return compared to the average return of the Lipper performance group of mixed-asset target allocation conservative funds and a blended index. The Independent Trustees noted that the Fund’s return for the one year period was above the average of the Lipper performance group and below the benchmark index. The Independent Trustees considered LIAC’s explanation that the risk management strategy for the Funds implemented in December 2011 was expected to cause underperformance in volatile and “up” markets. The Independent Trustees concluded that the services provided by LIAC were satisfactory.

The Independent Trustees reviewed the LVIP Protected Profile Moderate Fund’s return compared to the average return of the Lipper performance group of mixed-asset target allocation moderate funds and a blended index. The Independent Trustees noted that the Fund’s return for the one year period was below the average of the Lipper performance group and the benchmark index. The Independent Trustees considered LIAC’s explanation that the risk management strategy for the Funds implemented in 2011 was expected to cause underperformance in volatile and “up” markets. The Independent Trustees concluded that the services provided by LIAC were satisfactory.

The Independent Trustees reviewed the LVIP Protected Profile Growth Fund’s return compared to the average return of the Lipper performance group of multi-cap core funds and a blended index. The Independent Trustees noted that the Fund’s return for the one year period was below the average of the Lipper performance group and the benchmark index. The Independent Trustees considered LIAC’s explanation that the risk management strategy for the Funds implemented in 2011 was expected to cause underperformance in volatile and “up” markets. The Independent Trustees concluded that the services provided by LIAC were satisfactory.

The Independent Trustees considered that LIAC had implemented an expense limitation for each of the Funds through April 30, 2013. The Independent Trustees noted that the investment management fees for each Fund were higher than the average investment management fee of the respective Lipper expense group. The Independent Trustees considered that total expenses including acquired fund fees and expenses (“AFFE”), giving effect to the expense limitation for each Fund were below the average total expenses including AFFE of the respective Lipper expense group. The Independent Trustees concluded that each Fund’s investment management fee, coupled with an expense limitation, was reasonable in light of the nature, quality and extent of services provided by LIAC.

The Independent Trustees considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Independent Trustees considered that LIAC had implemented an expense limitation for each Fund and concluded that economies of scale were appropriately shared with investors.

The Independent Trustees also reviewed the profitability analysis to LIAC and its affiliates with respect to each Fund individually and the Funds group overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Independent Trustees reviewed materials provided by LIAC and Lincoln as to any such benefits. Lincoln Insurance Companies receive and retain 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Independent Trustees also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from Lincoln Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates may benefit from economies of scale with the Funds when it bargains together with the Funds for certain services. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Funds, and subsequently received premiums will be allocated to the Funds as received.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Independent Trustees determined that the terms of the investment management agreement for the Funds continues to be fair and reasonable, and that the continuation of the agreement is in the best interests of each Fund and recommended the renewal of the investment management agreement to the Board of Trustees.

LVIP Protected Profile Target Risk Funds–30

Officer/Trustee Information for Lincoln VIP Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Fidelity Investments	71	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	71	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Retired; Formerly, Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	71	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	71	N/A
Gary D. Lemon, PH.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly, Advisory Trustee since November 2004	Joseph Percival Allen III University Professor, James W. Emerson Director of the Robert C. McDermond Center for Management and Entrepreneurship, Professor of Economics and Management, DePauw University	71	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C.	71	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; Formerly, President Emeritus, Indiana Health Association; Formerly, President, Indiana Hospital & Health Association	71	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC.	71	N/A
Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since June 2011	Senior Vice President and Treasurer, Lincoln National Corporation; Formerly, Senior Vice President, Head of Insurance & Retirement Solutions Financial Management	N/A	N/A

LVIP Protected Profile Target Risk Funds–31

Officer/Trustee Information for Lincoln VIP Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Jill R. Whitelaw, Esq.[1] Radnor Financial Center, 150 N. Radnor Chestor Rd, Radnor, PA 19087 YOB: 1963	Vice President, Secretary, and Chief Legal Officer	Vice President, Secretary, and Chief Legal Officer since December 2012; Formerly, Secretary and Chief Legal Officer since June 2011	Vice President and Chief Counsel—Fund Management, The Lincoln National Life Insurance Company; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corp.; Formerly, Of Counsel—Montgomery, McCracken, Walker & Rhoades; Director—Merrill Lynch, Pierce, Fenner & Smith	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, Director of Funds Management, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A
Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Vice President since December 2012	Vice President, The Lincoln National Life Insurance Company	N/A	N/A
Blake W. Martin[1] Radnor Financial Center, 150 N. Radnor Chester Rd, Radnor, PA 19087 YOB: 1956	Vice President	Vice President since December 2012	Vice President and Head of Corporate Tax, Lincoln National Corporation; Formerly, Independent Consultant and Managing Director at Smart Business Advisory and Consulting, LLC.	N/A	N/A
John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President since June 2011 and Chief Compliance Officer since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A
David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011	Vice President, Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly, Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A

LVIP Protected Profile Target Risk Funds–32

Officer/Trustee Information for Lincoln VIP Trust (unaudited) (continued)

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*	The Trust Complex is comprised of the 66 Series of the Lincoln Variable Insurance Products Trust and the 5 Series of the Lincoln Advisors Trust.

[1]

All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940, by reason of their being officers of Lincoln Investment Advisors Corporation.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Protected Profile Target Risk Funds–33

LVIP Protected Profile Target Maturity Funds

LVIP Protected Profile 2010 Fund

LVIP Protected Profile 2010 Fund

LVIP Protected Profile 2020 Fund

LVIP Protected Profile 2030 Fund

LVIP Protected Profile 2040 Fund

LVIP Protected Profile 2050 Fund

each a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2012

LVIP Protected Profile Target Maturity Funds

LVIP Protected Profile Target Maturity Funds

2012 Annual Report Commentary (unaudited)

Managed by:

The LVIP Protected Profile 2010 Fund returned 8.54% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2012, while its benchmark, the 2010 Composite Index1, returned 11.29%.

The LVIP Protected Profile 2020 Fund returned 8.38% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2012, while its benchmark, the 2020 Composite Index2, returned 11.90%.

The LVIP Protected Profile 2030 Fund returned 7.90% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2012, while its benchmark, the 2030 Composite Index3, returned 12.86%.

The LVIP Protected Profile 2040 Fund returned 7.12% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2012, while its benchmark the 2040 Composite Index4, returned 14.51%.

The LVIP Protected Profile 2050 Fund returned 6.01% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2012, while its benchmark, the 2050 Composite Index5, returned 16.42%.

2012 ended on a positive note for global equity investors, with the White House and Congress reaching a last minute deal to temporarily avoid the so-called fiscal cliff of spending cuts and tax increases. This headline grabbing event wrapped up a year that proved quite lucrative for equity investors across global capital markets. The S&P 500® Index6 finished the year up 16%, notching the best calendar year performance for large-cap U.S. equities since 2009. These strong returns were realized during a period of slowly recovering employment, a long awaited improvement in the housing market and a period of continued near-record low interest rates that make equity investments more attractive to many investors. Despite the strong returns in equity markets, 2012 was not without its challenges. A sharp selloff during the spring and a second dip immediately following the November Presidential election tested investors’ resolve. Both of these sell-offs proved to be temporary as U.S. equities continued their march higher through the end of the year, rewarding investors for staying the course.

Investors in overseas stocks were also awarded for their patience in 2012, as it was a tale of two different markets. In the early part of the year, investors had to withstand a torrent of news from the troubled Eurozone, including divisive elections in Greece, significant austerity measures and a banking crisis in Spain. This, along with slowing growth in many large emerging economies and renewed tensions in the Middle East led many to be skeptical about prospects for international equities. Against this backdrop, stocks fell sharply in the second quarter. However, in mid-summer investors welcomed a long awaited commitment from the ECB to stand behind the troubled Eurozone through any means necessary. This triggered a rally in international stocks during the third and fourth quarters that led to a 2012 total return topping 17% for the MSCI EAFE Index (net dividends)7.

Bond investors realized another year of positive returns during 2012, with the Barclays Capital U.S. Aggregate Index8 advancing 4.2%. The environment for bond investors remained strong throughout the year, as continued low interest rates led to a wave of bond issuance across the fixed income sectors as borrowers looked to lock in the near-record low financing costs. Throughout the year central banks around the world reiterated their commitment to further stimulating stagnant developed market economies with previously unprecedented measures. This action was highlighted by the U.S. Federal Reserve, which during the year launched its third round of quantitative easing since the Financial Crisis along with a commitment to purchase an additional $40 billion a month in mortgage backed securities. This action is aimed at holding down interest rates to help stimulate economic growth in the still recovering U.S. economy. While headline yields were down only slightly during the year, with the 10-year U.S. Treasury yield ending the year yielding 1.76%, down just under 0.20% from the start of the year, investors experienced some significant interest rate volatility. The 10-year Treasury yield experienced a swing of nearly 1.00% during the year, peaking at 2.38% in March, and bottoming at 1.39% just four months later in July.

The non-U.S. Equity allocation was the leading contributor to total returns for the year. The exposure to both developed and emerging markets positively impacted returns as the non-U.S. equity markets rallied significantly. The developed markets portion of the LVIP Protected Profile Target Maturity Funds (the Funds), represented by the LVIP MFS International Growth Fund, gained 19.40%. Exposure to the LVIP Mondrian International Value Fund and the LVIP SSgA Developed International 150 Fund detracted from results relative to the index.

The equity portion of the Funds generally outperformed the equity portion of the composite benchmark during 2012 as well as delivering strong total returns. Contributors included the LVIP T. Rowe Price Growth Stock Fund and the LVIP Baron Growth Opportunities Fund. Exposure to the LVIP SSgA Large Cap 100 Fund detracted to results relative to the index.

The fixed income portion of the Funds generally outperformed the fixed income portion of the composite benchmark during 2012. Contributors included the LVIP Delaware Bond Fund and the LVIP Global Income Fund. Exposure to the American Funds Insurance Series Mortgage Fund detracted from results relative to the index.

The protection sub-strategy was the largest detractor from results during the year, a period during which equity markets posted strong positive results. The majority of the negative impact was felt during the first quarter when volatility was elevated, thus increasing the level of protection in each Fund, yet equity markets notched double digit positive returns. Investors then benefitted from the protection sub-strategy during the second quarter when equity markets became increasingly volatile and sustained a meaningful loss through April and May. The third and fourth quarters were much more subdued, with volatility falling below its long run average for much of the period. In this environment, the protection sub-strategy was successful in reducing the volatility of the Funds’ NAV, but did detract from results as equity markets moved higher.

LVIP Protected Profile Target Maturity Funds–1

LVIP Protected Profile Target Maturity Funds

2012 Annual Report Commentary (unaudited) (continued)

David A Weiss, CFA

Kevin J. Adamson, CPA

Lincoln Investment Advisors Corporation

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Protected Profile 2010 Fund

Growth of $10,000 invested 4/30/07 through 12/31/12

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Protected Profile 2010 Fund Service and Standard Classes shares on 4/30/07 (commencement of operations). As the chart shows, by 12/31/12, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $12,363 for the Standard Class shares and to $12,187 the Service Class shares. For comparison, look at how the customized benchmark did from 4/30/07 through 12/31/12. The same $10,000 would have increased to $12,309 for the 2010 Composite Index, and to $11,074 for the Wilshire 5000 Total Market IndexSM . Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

Average annual total returns on investment	Ended 12/31/12

Standard Class Shares
One Year	+8.54%
Five Year	+3.01%
Inception (4/30/07)	+3.81%

Service Class Shares
One Year	+8.27%
Five Year	+2.75%
Inception (4/30/07)	+3.55%

LVIP Protected Profile 2020 Fund

Growth of $10,000 invested 4/30/07 through 12/31/12

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Protected Profile 2020 Fund Service and Standard Classes shares on 4/30/07 (commencement of operations). As the chart shows, by 12/31/12, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,778 for the Standard Class shares and to $11,612 for the Service Class shares. For comparison, look at how the customized benchmark did from 4/30/07 through 12/31/12. The same $10,000 would have increased to $12,034 for the 2020 Composite Index, and to $11,074 for the Wilshire 5000 Total Market IndexSM . Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

Average annual total returns on investment	Ended 12/31/12

Standard Class Shares
One Year	+8.38%
Five year	+2.25%
Inception (4/30/07)	+2.93%

Service Class Shares
One Year	+8.10%
Five year	+2.00%
Inception (4/30/07)	+2.67%

LVIP Protected Profile Target Maturity Funds–2

LVIP Protected Profile Target Maturity Funds

2012 Annual Report Commentary (unaudited) (continued)

LVIP Protected Profile 2030 Funds

Growth of $10,000 invested 4/30/07 through 12/31/12

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Protected Profile 2030 Fund Service and Standard Classes shares on 4/30/07 (commencement of operations). As the chart shows, by 12/31/12, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,447 for the Standard Class shares and to $11,287 for the Service Class shares. For comparison, look at how the customized benchmark did from 4/30/07 through 12/31/12. The same $10,000 would have increased to $11,506 for the 2030 Composite Index, and to $11,074 for the Wilshire 5000 Total Market IndexSM . Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

Average annual total returns on investment	Ended 12/31/12

Standard Class Shares
One Year	+7.90%
Five Year	+1.35%
Inception (4/30/07)	+2.41%

Service Class Shares
One Year	+7.63%
Five Year	+1.10%
Inception (4/30/07)	+2.16%

LVIP Protected Profile 2040 Fund

Growth of $10,000 invested 4/30/07 through 12/31/12

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Protected Profile 2040 Fund Service and Standard Classes shares on 4/30/07 (commencement of operations). As the chart shows, by 12/31/12, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,716 for the Standard Class shares and to $10,565 for the Service Class shares. For comparison, look at how the customized benchmark did from 4/30/07 through 12/31/12. The same $10,000 would have increased to $10,738 for the 2040 Composite Index, and to $11,074 for the Wilshire 5000 Total Market IndexSM . Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

Average annual total returns on investment	Ended 12/31/12

Standard Class Shares
One Year	+7.12%
Five year	+0.25%
Inception (4/30/07)	+1.23%

Service Class Shares
One Year	+6.86%
Five year	+0.00%
Inception (4/30/07)	+0.97%

LVIP Protected Profile Target Maturity Funds–3

LVIP Protected Profile Target Maturity Funds

2012 Annual Report Commentary (unaudited) (continued)

LVIP Protected Profile 2050 Fund

Growth of $10,000 invested 5/2/11 through 12/31/12

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Protected Profile 2050 Fund Service and Standard Classes shares on 5/2/11 (commencement of operations). As the chart shows, by 12/31/12, the value of the investment at net asset value, with any dividends and distributions reinvested, would have decreased to $9,491 for the Standard Class shares and to $9,451 for the Service Class shares. For comparison, look at how the customized benchmark did from 5/2/11 through 12/31/12. The same $10,000 would have increased to $10,156 for the 2050 Composite Index, and to $10,726 for the Wilshire 5000 Total Market IndexSM . Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

Average annual total returns on investment	Ended 12/31/12

Standard Class Shares
One Year	+6.01%
Inception (5/2/11)	–3.08%

Service Class Shares
One Year	+5.74%
Inception (5/2/11)	–3.32%

1.

The 2010 Composite Index is an unmanaged index compiled by Lincoln Investment Advisors Corporation (LIAC), the Fund’s adviser. The 2010 Composite Index is constructed as follows: 35% Barclays Capital U.S. TIPS Index, 10% Barclays Capital U.S. Aggregate Index, 40% Wilshire 5000 Total Market IndexSM , 12% MSCI EAFE Index (net dividends) and 3% MSCI Emerging Markets Index (net dividends).

2.

The 2020 Composite Index is an unmanaged index compiled by Lincoln Investment Advisors Corporation (LIAC), the Fund’s adviser. The 2020 Composite Index is constructed as follows: 26% Barclays Capital U. S. TIPS Index, 13% Barclays Capital U.S. Aggregate Index, 44% Wilshire 5000 Total Market IndexSM , 14% MSCI EAFE Index (net dividends) and 3% MSCI Emerging Markets Index (net dividends).

3.

The 2030 Composite Index is an unmanaged index compiled by Lincoln Investment Advisors Corporation (LIAC), the Fund’s adviser. The 2030 Composite Index is constructed as follows: 16% Barclays Capital U.S. TIPS Index, 14% Barclays Capital U.S. Aggregate Index, 49% Wilshire 5000 Total Market IndexSM , 18% MSCI EAFE Index (net dividends) and 3% MSCI Emerging Markets Index (net dividends).

4.

The 2040 Composite Index is an unmanaged index compiled by Lincoln Investment Advisors Corporation (LIAC), the Fund’s adviser. The 2040 Composite Index is constructed as follows: 5% Barclays Capital U. S. TIPS Index, 10% Barclays Capital U.S. Aggregate Index, 57% Wilshire 5000 Total Market IndexSM , 24% MSCI EAFE Index (net dividends) and 4% MSCI Emerging Markets Index (net dividends).

5.

The 2050 Composite Index is an unmanaged index compiled by Lincoln Investment Advisors Corporation (LIAC), the Fund’s adviser. The 2050 Composite Index is constructed as follows: 60% Wilshire 5000 Total Market IndexSM , 35% MSCI EAFE Index (net dividends), and 5% MSCI Emerging Markets Index (net dividends).

6.	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

7.	The MSCI EAFE Index (net dividends) is a free float-adjusted Market Capitalization Index that is designed to measure the equity market performance of developed markets (Europe, Austra/Asia, and the FAR East), excluding the U.S. and Canada.

8.	The Barclays Capital U.S. Aggregate Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage-and asset-backed securities with at least one year to maturity and at least $250 million per amount outstanding.

9.

The Wilshire 5000 Total Market IndexSM (formerly known as the Dow Jones Wilshire 5000 IndexSM ) consists of nearly 5,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

LVIP Protected Profile Target Maturity Funds–4

LVIP Protected Profile Target Maturity Funds

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2012 to December 31, 2012

Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold each Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of a Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables do not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Expense Analyses are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analyses are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2012 to December 31, 2012.

Actual Expenses

The first section of the tables, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the tables, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. The Funds do not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Funds’ actual expenses shown in the tables reflect fee waivers in effect.

LVIP Protected Profile 2010 Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Annualized Expense Ratio	Expenses Paid During Period 7/1/12 to 12/31/12*
Actual
Standard Class Shares	$1,000.00	$1,046.50	0.30%	$1.54
Service Class Shares	1,000.00	1,045.20	0.55%	2.83
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.63	0.30%	$1.53
Service Class Shares	1,000.00	1,022.37	0.55%	2.80

LVIP Protected Profile 2020 Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Annualized Expense Ratio	Expenses Paid During Period 7/1/12 to 12/31/12*
Actual
Standard Class Shares	$1,000.00	$1,050.20	0.30%	$1.55
Service Class Shares	1,000.00	1,048.90	0.55%	2.83
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.63	0.30%	$1.53
Service Class Shares	1,000.00	1,022.37	0.55%	2.80

LVIP Protected Profile 2030 Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Annualized Expense Ratio	Expenses Paid During Period 7/1/12 to 12/31/12*
Actual
Standard Class Shares	$1,000.00	$1,053.70	0.30%	$1.55
Service Class Shares	1,000.00	1,052.30	0.55%	2.84
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.63	0.30%	$1.53
Service Class Shares	1,000.00	1,022.37	0.55%	2.80

LVIP Protected Profile Target Maturity Funds–5

LVIP Protected Profile Target Maturity Fund

Disclosure

OF FUND EXPENSES (unaudited) (continued)

For the Period July 1, 2012 to December 31, 2012

LVIP Protected Profile 2040 Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Annualized Expense Ratio	Expenses Paid During Period 7/1/12 to 12/31/12*
Actual
Standard Class Shares	$1,000.00	$1,049.90	0.30%	$1.55
Service Class Shares	1,000.00	1,048.50	0.55%	2.83
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.63	0.30%	$1.53
Service Class Shares	1,000.00	1,022.37	0.55%	2.80

LVIP Protected Profile 2050 Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Annualized Expense Ratio	Expenses Paid During Period 7/1/12 to 12/31/12*
Actual
Standard Class Shares	$1,000.00	$1,050.30	0.30%	$1.55
Service Class Shares	1,000.00	1,049.00	0.55%	2.83
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.63	0.30%	$1.53
Service Class Shares	1,000.00	1,022.37	0.55%	2.80

*	“Expenses Paid During Period” are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Each Fund operates under a fund of funds structure. Each Fund invests a significant portion of its assets in other mutual funds (Underlying Funds). In addition to the Funds’ expenses reflected above, the Funds also indirectly bear their portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an Investment in each table above does not reflect the expenses of the Underlying Funds.

LVIP Protected Profile Target Maturity Funds–6

LVIP Protected Profile Target Maturity Fund

Security Type/Sector Allocations (unaudited)

As of December 31, 2012

LVIP Protected Profile 2010 Fund

Security Type/Sector	Percentage of Net Assets
Affiliated Investment Companies	94.78%
Equity Funds	34.54%
Fixed Income Funds	40.26%
International Equity Funds	13.12%
International Fixed Income Fund	6.86%
Unaffiliated Investment Companies	5.86%
Commodity Fund	1.94%
Fixed Income Fund	0.99%
International Equity Fund	1.02%
Money Market Fund	1.91%
Total Value of Securities	100.64%
Liabilities Net of Receivables and Other Assets	(0.64%)
Total Net Assets	100.00%

LVIP Protected Profile 2020 Fund

Security Type/Sector	Percentage of Net Assets
Affiliated Investment Companies	93.12%
Equity Funds	38.72%
Fixed Income Funds	30.82%
International Equity Funds	17.82%
International Fixed Income Fund	5.76%
Unaffiliated Investment Companies	6.84%
Commodity Fund	1.90%
International Equity Fund	2.00%
Money Market Fund	2.94%
Total Value of Securities	99.96%
Receivables and Other Assets Net of Liabilities	0.04%
Total Net Assets	100.00%

LVIP Protected Profile 2030 Fund

Security Type/Sector	Percentage of Net Assets
Affiliated Investment Companies	89.66%
Equity Funds	40.86%
Fixed Income Funds	23.67%
International Equity Funds	20.41%
International Fixed Income Fund	4.72%
Unaffiliated Investment Companies	9.51%
Commodity Fund	2.80%
International Equity Fund	2.95%
Money Market Fund	3.76%
Total Value of Securities	99.17%
Receivables and Other Assets Net of Liabilities	0.83%
Total Net Assets	100.00%

LVIP Protected Profile 2040 Fund

Security Type/Sector	Percentage of Net Assets
Affiliated Investment Companies	89.37%
Equity Funds	47.30%
Fixed Income Fund	12.26%
International Equity Funds	26.05%
International Fixed Income Fund	3.76%
Unaffiliated Investment Companies	10.53%
Commodity Fund	2.79%
International Equity Fund	2.93%
Money Market Fund	4.81%
Total Value of Securities	99.90%
Receivables and Other Assets Net of Liabilities	0.10%
Total Net Assets	100.00%

LVIP Protected Profile 2050 Fund

Security Type/Sector	Percentage of Net Assets
Affiliated Investment Companies	86.47%
Equity Funds	50.77%
Fixed Income Fund	3.68%
International Equity Funds	32.02%
Unaffiliated Investment Companies	13.38%
Commodity Fund	2.72%
International Equity Fund	3.82%
Money Market Fund	6.84%
Total Value of Securities	99.85%
Receivables and Other Assets Net of Liabilities	0.15%
Total Net Assets	100.00%

LVIP Protected Profile Target Maturity Funds–7

LVIP Protected Profile 2010 Fund

Schedule of Investments

December 31, 2012

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT COMPANIES–94.78%
Equity Funds–34.54%
*Lincoln Variable Insurance Products Trust– LVIP Delaware Special Opportunities Fund	16,128	$550,359
LVIP SSgA S&P 500 Index Fund	1,601,325	16,319,108
LVIP SSgA Small-Cap Index Fund	84,673	1,659,337
LVIP T. Rowe Price Structured Mid-Cap Growth Fund	34,959	548,430

		19,077,234

Fixed Income Funds–40.26%
*Lincoln Variable Insurance Products Trust– LVIP BlackRock Inflation Protected Bond Fund	516,173	5,925,666
LVIP Delaware Bond Fund	114,670	1,629,697
LVIP Delaware Diversified Floating Rate Fund	215,149	2,180,753
LVIP SSgA Bond Index Fund	1,080,295	12,500,093

		22,236,209

International Equity Funds–13.12%
*Lincoln Variable Insurance Products Trust– LVIP Clarion Global Real Estate Fund	131,656	1,118,685
LVIP SSgA International Index Fund	771,744	6,129,188

		7,247,873

International Fixed Income Fund–6.86%
*Lincoln Variable Insurance Products Trust– LVIP Global Income Fund	320,865	3,787,486

		3,787,486

Total Affiliated Investment Companies (Cost $43,475,676)		52,348,802

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENT COMPANIES–5.86% Commodity Fund–1.94%
**PIMCO CommodityRealReturn Strategy Portfolio	161,146	$1,070,006

		1,070,006

Fixed Income Fund–0.99%
❖American Funds® – Mortgage FundSM	51,897	543,361

		543,361

International Equity Fund–1.02%
*Delaware VIP Trust– Delaware VIP Emerging Markets Series	28,412	563,704

		563,704

Money Market Fund–1.91%
Dreyfus Treasury & Agency Cash Management Fund	1,055,480	1,055,480

		1,055,480

Total Unaffiliated Investment Companies (Cost $3,027,988)		3,232,551

TOTAL VALUE OF SECURITIES–100.64% (Cost $46,503,664)	55,581,353
«LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.64%)	(350,904)

NET ASSETS APPLICABLE TO 4,905,701 SHARES OUTSTANDING–100.00%.	$55,230,449

*	Standard Class shares.

**	Institutional Class shares.

❖	Class 1 shares.

«	Includes $60,890 cash and $15,231 foreign currencies pledged as collateral for futures contracts.

LVIP Protected Profile Target Maturity Funds–8

LVIP Protected Profile 2010 Fund

Schedule of Investments (continued)

The following futures contracts were outstanding at December 31, 2012:1

Futures Contracts

Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
(1) BP Currency	$(100,722)	$(101,500)	3/21/13	$(778)
(2) E-mini MSCI Emerging Markets	(105,095)	(107,350)	3/16/13	(2,255)
(1) E-mini Russell 2000 Index	(83,788)	(84,660)	3/16/13	(872)
(14) E-mini S&P 500 Index	(989,243)	(994,070)	3/16/13	(4,827)
(1) Euro Currency	(165,535)	(165,100)	3/21/13	435
(4) Euro STOXX 50 Index	(140,406)	(138,030)	3/19/13	2,376
(1) FTSE 100 Index	(95,249)	(95,027)	3/19/13	222

	$(1,680,038)			$(5,699)

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1]	See Note 7 in “Notes to Financial Statements.”

See accompanying notes, which are an integral part of the financial statements.

LVIP Protected Profile Target Maturity Funds–9

LVIP Protected Profile 2020 Fund

Schedule of Investments

December 31, 2012

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT COMPANIES–93.12%
Equity Funds–38.72%
*Lincoln Variable Insurance Products Trust– LVIP Baron Growth Opportunities Fund	49,997	$1,776,189
LVIP Delaware Special Opportunities Fund	52,605	1,795,139
LVIP SSgA S&P 500 Index Fund	5,746,008	58,557,571
LVIP SSgA Small-Cap Index Fund	276,774	5,423,944
LVIP SSgA Small-Mid Cap 200 Fund	143,040	1,806,454
LVIP T. Rowe Price Structured Mid-Cap Growth Fund	114,035	1,788,973

		71,148,270

Fixed Income Funds–30.82%
*Lincoln Variable Insurance Products Trust– LVIP BlackRock Inflation Protected Bond Fund	1,224,886	14,061,691
LVIP Delaware Bond Fund	124,710	1,772,380
LVIP Delaware Diversified Floating Rate Fund	526,434	5,335,935
LVIP SSgA Bond Index Fund	3,064,690	35,461,529

		56,631,535

International Equity Funds–17.82%
*Lincoln Variable Insurance Products Trust– LVIP Clarion Global Real Estate Fund	429,410	3,648,693
LVIP SSgA Emerging Markets 100 Fund	175,958	1,838,238
LVIP SSgA International Index Fund	3,432,653	27,262,133

		32,749,064

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT COMPANIES (continued)
International Fixed Income Fund–5.76%
*Lincoln Variable Insurance Products Trust– LVIP Global Income Fund	897,309	$10,591,832

		10,591,832

Total Affiliated Investment Companies (Cost $144,042,827)		171,120,701

UNAFFILIATED INVESTMENT COMPANIES–6.84%
Commodity Fund–1.90%
**PIMCO CommodityRealReturn Strategy Portfolio	525,841	3,491,583

		3,491,583

International Equity Fund–2.00%
*Delaware VIP Trust– Delaware VIP Emerging Markets Series	185,326	3,676,876

		3,676,876

Money Market Fund–2.94%
Dreyfus Treasury & Agency Cash Management Fund	5,397,423	5,397,423

		5,397,423

Total Unaffiliated Investment Companies (Cost $11,567,731)		12,565,882

TOTAL VALUE OF SECURITIES–99.96% (Cost $155,610,558)	183,686,583
«RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.04%	79,174

NET ASSETS APPLICABLE TO 17,033,570 SHARES OUTSTANDING–100.00%	$183,765,757

*	Standard Class shares.

**	Institutional Class shares.

«	Includes $374,470 cash and $122,137 foreign currencies pledged as collateral for futures contracts.

LVIP Protected Profile Target Maturity Funds–10

LVIP Protected Profile 2020 Fund

Schedule of Investments (continued)

The following futures contracts were outstanding at December 31, 2012:1

Futures Contracts

Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
(6) BP Currency	$(605,795)	$(609,000)	3/21/13	$(3,205)
(16) E-mini MSCI Emerging Markets	(835,004)	(858,800)	3/16/13	(23,796)
(10) E-mini Russell 2000 Index	(825,629)	(846,600)	3/16/13	(20,971)
(72) E-mini S&P 500 Index	(5,115,618)	(5,112,360)	3/16/13	3,258
(4) E-mini S&P MidCap 400 Index	(403,591)	(407,240)	3/16/13	(3,649)
(7) Euro Currency	(1,146,629)	(1,155,700)	3/21/13	(9,071)
(30) Euro STOXX 50 Index	(1,044,830)	(1,035,226)	3/19/13	9,604
(6) FTSE 100 Index	(574,680)	(570,162)	3/19/13	4,518
(3) Japanese Yen Currency	(451,116)	(433,125)	3/22/13	17,991
(4) Nikkei 225 (OSE)	(460,744)	(479,078)	3/9/13	(18,334)

	$(11,463,636)			$(43,655)

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1]	See Note 7 in “Notes to Financial Statements.”

See accompanying notes, which are an integral part of the financial statements.

LVIP Protected Profile Target Maturity Funds–11

LVIP Protected Profile 2030 Fund

Schedule of Investments

December 31, 2012

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT COMPANIES–89.66%
Equity Funds–40.86%
*Lincoln Variable Insurance Products Trust– LVIP Baron Growth Opportunities Fund	51,095	$1,815,185
LVIP Delaware Special Opportunities Fund	53,421	1,822,978
LVIP MFS Value Fund	69,861	1,802,199
LVIP SSgA S&P 500 Index Fund	6,363,809	64,853,578
LVIP SSgA Small-Mid Cap 200 Fund	145,255	1,834,426
†LVIP T. Rowe Price Growth Stock Fund	88,000	1,815,168
LVIP T. Rowe Price Structured Mid-Cap Growth Fund	231,564	3,632,777

		77,576,311

Fixed Income Funds–23.67%
*Lincoln Variable Insurance Products Trust– LVIP BlackRock Inflation Protected Bond Fund	466,220	5,352,210
LVIP Delaware Diversified Floating Rate Fund	178,126	1,805,483
LVIP SSgA Bond Index Fund	3,266,593	37,797,746

		44,955,439

International Equity Funds–20.41%
*Lincoln Variable Insurance Products Trust– LVIP Clarion Global Real Estate Fund	436,032	3,704,960
LVIP Mondrian International Value Fund	239,255	3,646,957
LVIP SSgA Emerging Markets 100 Fund	178,648	1,866,336

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT COMPANIES (continued)
International Equity Funds (continued)
LVIP SSgA International Index Fund	3,718,480	$29,532,166

		38,750,419

International Fixed Income Fund–4.72%
*Lincoln Variable Insurance Products Trust– LVIP Global Income Fund	759,019	8,959,461

		8,959,461

Total Affiliated Investment Companies (Cost $145,139,927)		170,241,630

UNAFFILIATED INVESTMENT COMPANIES–9.51%
Commodity Fund–2.80%
**PIMCO CommodityRealReturn Strategy Portfolio	800,465	5,315,089

		5,315,089

International Equity Fund–2.95%
*Delaware VIP Trust– Delaware VIP Emerging Markets Series	282,262	5,600,073

		5,600,073

Money Market Fund–3.76%
Dreyfus Treasury & Agency Cash Management Fund	7,137,490	7,137,490

		7,137,490

Total Unaffiliated Investment Companies (Cost $16,888,665)		18,052,652

TOTAL VALUE OF SECURITIES–99.17% (Cost $162,028,592)	188,294,282
«RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.83%	1,576,301

NET ASSETS APPLICABLE TO 17,866,236 SHARES OUTSTANDING–100.00%	$189,870,583

†	Non-income producing for the period.

*	Standard Class shares.

**	Institutional Class shares.

«	Includes $246,735 cash and $103,102 foreign currencies pledged as collateral for futures contracts.

LVIP Protected Profile Target Maturity Funds–12

LVIP Protected Profile 2030 Fund

Schedule of Investments (continued)

The following futures contracts were outstanding at December 31, 2012:1

Futures Contracts

Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
(5) BP Currency	$(504,829)	$(507,500)	3/21/13	$(2,671)
(13) E-mini MSCI Emerging Markets	(677,726)	(697,775)	3/16/13	(20,049)
(4) E-mini Russell 2000 Index	(330,252)	(338,640)	3/16/13	(8,388)
(46) E-mini S&P 500 Index	(3,268,311)	(3,266,230)	3/16/13	2,081
(4) E-mini S&P MidCap 400 Index	(403,591)	(407,240)	3/16/13	(3,649)
(6) Euro Currency	(981,995)	(990,600)	3/21/13	(8,605)
(26) Euro STOXX 50 Index	(905,863)	(897,196)	3/19/13	8,667
(5) FTSE 100 Index	(478,941)	(475,136)	3/19/13	3,805
(2) Japanese Yen Currency	(300,744)	(288,750)	3/22/13	11,994
(3) Nikkei 225 (OSE)	(345,558)	(359,308)	3/9/13	(13,750)

	$(8,197,810)			$(30,565)

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1]	See Note 7 in “Notes to Financial Statements.”

See accompanying notes, which are an integral part of the financial statements.

LVIP Protected Profile Target Maturity Funds–13

LVIP Protected Profile 2040 Fund

Schedule of Investments

December 31, 2012

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT COMPANIES–89.37%
Equity Funds–47.30%
*Lincoln Variable Insurance Products Trust–
LVIP Baron Growth Opportunities Fund	70,162	$2,492,567
LVIP Delaware Special Opportunities Fund	73,344	2,502,856
LVIP MFS Value Fund	95,923	2,474,513
LVIP SSgA S&P 500 Index Fund	4,854,760	49,474,863
LVIP SSgA Small-Mid Cap 200 Fund	99,725	1,259,433
†LVIP T. Rowe Price Growth Stock Fund	60,414	1,246,155
LVIP T. Rowe Price Structured Mid-Cap Growth Fund	158,908	2,492,955

		61,943,342

Fixed Income Fund–12.26%
*Lincoln Variable Insurance Products Trust– LVIP SSgA Bond Index Fund	1,388,056	16,061,199

		16,061,199

International Equity Funds–26.05%
*Lincoln Variable Insurance Products Trust– LVIP Clarion Global Real Estate Fund	448,970	3,814,900
LVIP MFS International Growth Fund	385,752	4,989,708
LVIP Mondrian International Value Fund	328,746	5,011,082
LVIP SSgA Emerging Markets 100 Fund	245,215	2,561,757
LVIP SSgA International Index Fund .	2,233,281	17,736,718

		34,114,165

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT COMPANIES (continued)
International Fixed Income Fund–3.76%
*Lincoln Variable Insurance Products Trust– LVIP Global Income Fund	416,925	$4,921,383

		4,921,383

Total Affiliated Investment Companies (Cost $97,522,118)		117,040,089

UNAFFILIATED INVESTMENT COMPANIES–10.53% Commodity Fund–2.79%
**PIMCO CommodityRealReturn Strategy Portfolio	549,766	3,650,447

		3,650,447

International Equity Fund–2.93%
*Delaware VIP Trust– Delaware VIP Emerging Markets Series	193,723	3,843,469

		3,843,469

Money Market Fund–4.81%
Dreyfus Treasury & Agency Cash Management Fund	6,294,438	6,294,438

		6,294,438

Total Unaffiliated Investment Companies (Cost $12,969,377)		13,788,354

TOTAL VALUE OF SECURITIES–99.90% (Cost $110,491,495)	130,828,443
«RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.10%	137,398

NET ASSETS APPLICABLE TO 13,087,804 SHARES OUTSTANDING–100.00%	$130,965,841

†	Non-income producing for the period.

*	Standard Class shares.

**	Institutional Class shares.

«	Includes $218,735 cash and $76,300 foreign currencies pledged as collateral for futures contracts.

LVIP Protected Profile Target Maturity Funds–14

LVIP Protected Profile 2040 Fund

Schedule of Investments (continued)

The following futures contracts were outstanding at December 31, 2012:1

Futures Contracts

Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
(5) BP Currency	$(504,829)	$(507,500)	3/21/13	$(2,671)
(13) E-mini MSCI Emerging Markets	(676,816)	(697,775)	3/16/13	(20,959)
(3) E-mini Russell 2000 Index	(247,689)	(253,980)	3/16/13	(6,291)
(41) E-mini S&P 500 Index	(2,913,060)	(2,911,205)	3/16/13	1,855
(3) E-mini S&P MidCap 400 Index	(302,693)	(305,430)	3/16/13	(2,737)
(5) Euro Currency	(818,329)	(825,500)	3/21/13	(7,171)
(19) Euro STOXX 50 Index	(662,228)	(655,643)	3/19/13	6,585
(4) FTSE 100 Index	(383,152)	(380,108)	3/19/13	3,044
(2) Japanese Yen Currency	(300,744)	(288,750)	3/22/13	11,994
(2) Nikkei 225 (OSE)	(230,372)	(239,539)	3/9/13	(9,167)

	$(7,039,912)			$(25,518)

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1]	See Note 7 in “Notes to Financial Statements.”

See accompanying notes, which are an integral part of the financial statements.

LVIP Protected Profile Target Maturity Funds–15

LVIP Protected Profile 2050 Fund

Schedule of Investments

December 31, 2012

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT COMPANIES–86.47%
Equity Funds–50.77%
*Lincoln Variable Insurance Products Trust– LVIP Baron Growth Opportunities Fund	6,231	$221,364
LVIP Delaware Special Opportunities Fund	13,108	447,322
LVIP MFS Value Fund	17,145	442,282
LVIP SSgA S&P 500 Index Fund	932,823	9,506,400
LVIP SSgA Small-Cap Index Fund	11,497	225,300
LVIP SSgA Small-Mid Cap 200 Fund	35,646	450,178
†LVIP T. Rowe Price Growth Stock Fund	10,798	222,737
LVIP T. Rowe Price Structured Mid-Cap Growth Fund	42,623	668,664

		12,184,247

Fixed Income Fund–3.68%
*Lincoln Variable Insurance Products Trust– LVIP SSgA Bond Index Fund	76,362	883,586

		883,586

International Equity Funds–32.02%
*Lincoln Variable Insurance Products Trust– LVIP Clarion Global Real Estate Fund	80,233	681,741
LVIP MFS International Growth Fund	51,709	668,857
LVIP Mondrian International Value Fund	58,753	895,566

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT COMPANIES (continued)
International Equity Funds (continued)
LVIP SSgA Emerging Markets 100 Fund	43,819	$457,782
LVIP SSgA International Index Fund	627,147	4,980,800

		7,684,746

Total Affiliated Investment Companies (Cost $19,274,038)		20,752,579

UNAFFILIATED INVESTMENT COMPANIES–13.38%
Commodity Fund–2.72%
**PIMCO CommodityRealReturn Strategy Portfolio	98,265	652,480

		652,480

International Equity Fund–3.82%
*Delaware VIP Trust– Delaware VIP Trust—Delaware VIP Emerging Markets Series	46,156	915,732

		915,732

Money Market Fund–6.84%
Dreyfus Treasury & Agency Cash Management Fund	1,642,609	1,642,609

		1,642,609

Total Unaffiliated Investment Companies (Cost $3,076,128)		3,210,821

TOTAL VALUE OF SECURITIES–99.85% (Cost $22,350,166)	23,963,400
« RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.15%	37,053

NET ASSETS APPLICABLE TO 2,553,322 SHARES OUTSTANDING–100.00%.	$24,000,453

†	Non-income producing for the period.

*	Standard Class shares.

**	Institutional Class shares.

«	Includes $39,000 cash and $31,069 foreign currencies pledged as collateral for futures contracts.

LVIP Protected Profile Target Maturity Funds–16

LVIP Protected Profile 2050 Fund

Schedule of Investments (continued)

The following futures contracts were outstanding at December 31, 2012:1

Futures Contracts

Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
(9) E-mini S&P 500 Index	$(639,452)	$(639,045)	3/16/13	$407
(3) Euro Currency	(490,997)	(495,300)	3/21/13	(4,303)
(12) Euro STOXX 50 Index	(417,932)	(414,090)	3/19/13	3,842

	$(1,548,381)			$(54)

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1]	See Note 7 in “Notes to Financial Statements.”

See accompanying notes, which are an integral part of the financial statements.

LVIP Protected Profile Target Maturity Funds–17

LVIP Protected Profile Target Maturity Funds

Statements of Assets and Liabilities

December 31, 2012

	LVIP Protected Profile 2010 Fund	LVIP Protected Profile 2020 Fund	LVIP Protected Profile 2030 Fund	LVIP Protected Profile 2040 Fund	LVIP Protected Profile 2050 Fund
ASSETS:
Investments in affiliated investment companies, at value	$52,348,802	$171,120,701	$170,241,630	$117,040,089	$20,752,579
Investments in unaffiliated investment companies, at value	3,232,551	12,565,882	18,052,652	13,788,354	3,210,821
Cash collateral	60,890	374,470	246,735	218,735	39,000
Receivables for fund shares sold	33,130	490,410	1,670,737	262,239	50,586
Foreign currencies collateral, at value	15,231	122,137	103,102	76,300	31,069
Receivables for investment companies sold	5,660	—	75,882	—	—
Due from manager and affiliates.	—	—	—	—	1,451
Cash	28	—	8	—	11

TOTAL ASSETS	55,696,292	184,673,600	190,390,746	131,385,717	24,085,517

LIABILITIES:
Payables for fund shares redeemed.	422,934	386,968	364,467	257,015	19,151
Variation margin payable on futures contracts	28,524	166,986	106,140	93,651	15,388
Accrued expenses payable	10,995	11,032	11,115	11,156	11,160
Due to manager and affiliates.	3,390	36,732	38,441	23,368	—
Due to custodian	—	9,460	—	12,412	—
Payable for investment companies purchased	—	296,665	—	22,274	39,365

TOTAL LIABILITIES	465,843	907,843	520,163	419,876	85,064

TOTAL NET ASSETS	$55,230,449	$183,765,757	$189,870,583	$130,965,841	$24,000,453

Investments in affiliated investment companies, at cost	$43,475,676	$144,042,827	$145,139,927	$97,522,118	$19,274,038
Investments in unaffiliated investment companies, at cost	$3,027,988	$11,567,731	$16,888,665	$12,969,377	$3,076,128
Foreign currencies, at cost.	$15,224	$121,749	$102,807	$76,424	$30,897
Standard Class:
Net Assets	$45,927,077	$158,361,430	$169,077,814	$116,008,953	$21,788,026
Shares Outstanding	4,079,193	14,678,779	15,909,846	11,590,997	2,317,581
Net Asset Value	$11.259	$10.788	$10.627	$10.009	$9.401
Service Class:
Net Assets	$9,303,372	$25,404,327	$20,792,769	$14,956,888	$2,212,427
Shares Outstanding	826,508	2,354,791	1,956,390	1,496,807	235,741
Net Asset Value	$11.256	$10.788	$10.628	$9.993	$9.385
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2012:
Shares of beneficial interest (unlimited authorization–no par)	$50,004,616	$168,622,023	$174,637,126	$120,135,212	$23,341,898
Undistributed net investment income	158,896	477,986	392,772	251,734	59,934
Accumulated net realized loss on investments	(4,005,058)	(13,366,985)	(11,394,718)	(9,732,416)	(1,014,731)
Net unrealized appreciation of investments and derivatives	9,071,995	28,032,733	26,235,403	20,311,311	1,613,352

TOTAL NET ASSETS	$55,230,449	$183,765,757	$189,870,583	$130,965,841	$24,000,453

See accompanying notes, which are an integral part of the financial statements.

LVIP Protected Profile Target Maturity Funds–18

LVIP Protected Profile Target Maturity Funds

Statements of Operations

Year Ended December 31, 2012

	LVIP Protected Profile 2010 Fund	LVIP Protected Profile 2020 Fund	LVIP Protected Profile 2030 Fund	LVIP Protected Profile 2040 Fund	LVIP Protected Profile 2050 Fund
INVESTMENT INCOME:
Dividends from affiliated investment companies	$692,891	$2,337,131	$2,355,153	$1,518,037	$247,285
Dividends from unaffiliated investment companies	30,329	97,612	141,410	96,723	12,278

	723,220	2,434,743	2,496,563	1,614,760	259,563

EXPENSES:
Management fees.	111,088	359,733	350,428	241,531	32,343
Accounting and administration expenses	51,241	60,730	60,375	56,221	48,258
Reports and statements to shareholders	49,345	55,294	54,039	52,847	14,823
Distribution fees-Service Class	24,639	62,325	48,593	34,805	4,894
Professional fees	19,261	21,397	21,334	20,439	18,571
Custodian fees	4,420	5,924	5,893	5,667	4,572
Trustees’ fees	960	2,948	2,641	1,888	153
Pricing fees	55	142	137	100	10
Other	4,239	6,089	6,140	5,443	3,573

	265,248	574,582	549,580	418,941	127,197
Less expenses waived/reimbursed	(107,303)	(80,578)	(80,473)	(94,299)	(83,490)

Total operating expenses	157,945	494,004	469,107	324,642	43,707

NET INVESTMENT INCOME	565,275	1,940,739	2,027,456	1,290,118	215,856

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Distributions from affiliated investment companies	236,037	1,064,401	988,894	780,730	141,533
Distributions from unaffiliated investment companies	15,781	34,343	52,065	34,777	6,188
Sale of investments in affiliated investment companies	1,167,721	1,354,572	746,065	478,621	(49,633)
Sale of investments in unaffiliated investment companies	(21,521)	(90,784)	(126,718)	(96,905)	(18,192)
Futures contracts	(632,577)	(3,483,917)	(4,415,663)	(4,853,678)	(825,079)
Foreign currencies.	(2,435)	(8,789)	(670)	(13,001)	2,135

Net realized gain (loss)	763,006	(1,130,174)	(2,756,027)	(3,669,456)	(743,048)

Net change in unrealized appreciation (depreciation) of:
Investments	2,305,420	11,189,984	12,036,117	9,479,638	1,685,170
Futures contracts	112,537	390,878	407,135	376,173	24,466
Foreign currencies.	330	1,849	1,717	1,405	288

Net change in unrealized appreciation (depreciation)	2,418,287	11,582,711	12,444,969	9,857,216	1,709,924

NET REALIZED AND UNREALIZED GAIN	3,181,293	10,452,537	9,688,942	6,187,760	966,876

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .	$3,746,568	$12,393,276	$11,716,398	$7,477,878	$1,182,732

See accompanying notes, which are an integral part of the financial statements.

LVIP Protected Profile Target Maturity Funds–19

LVIP Protected Profile Target Maturity Funds

Statements of Changes in Net Assets

	LVIP Protected Profile 2010 Fund		LVIP Protected Profile 2020 Fund		LVIP Protected Profile 2030 Fund
	Year Ended		Year Ended		Year Ended
	12/31/12	12/31/11	12/31/12	12/31/11	12/31/12	12/31/11
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$565,275	$546,349	$1,940,739	$1,519,525	$2,027,456	$1,282,554
Net realized gain (loss)	763,006	598,335	(1,130,174)	93,407	(2,756,027)	666,652
Net change in unrealized appreciation (depreciation)	2,418,287	(730,349)	11,582,711	(1,505,088)	12,444,969	(2,574,308)

Net increase (decrease) in net assets resulting from operations	3,746,568	414,335	12,393,276	107,844	11,716,398	(625,102)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(947,633)	(187,936)	(3,085,075)	(552,079)	(2,867,578)	(443,811)
Service Class	(166,352)	(76,696)	(390,050)	(186,540)	(270,012)	(113,199)

	(1,113,985)	(264,632)	(3,475,125)	(738,619)	(3,137,590)	(557,010)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	25,591,035	9,054,792	93,839,950	24,950,499	99,762,076	20,417,932
Service Class	1,725,102	2,840,823	3,387,230	6,105,950	4,362,781	4,444,659
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	947,633	187,936	3,085,075	552,079	2,867,578	443,811
Service Class	166,351	76,696	390,050	186,540	270,012	113,199

	28,430,121	12,160,247	100,702,305	31,795,068	107,262,447	25,419,601

Cost of shares repurchased:
Standard Class	(7,361,228)	(6,569,954)	(20,890,045)	(16,915,899)	(11,909,470)	(10,729,116)
Service Class	(3,297,900)	(3,813,370)	(6,577,551)	(3,955,197)	(2,442,837)	(3,080,387)

	(10,659,128)	(10,383,324)	(27,467,596)	(20,871,096)	(14,352,307)	(13,809,503)

Increase in net assets derived from capital share transactions.	17,770,993	1,776,923	73,234,709	10,923,972	92,910,140	11,610,098

NET INCREASE IN NET ASSETS	20,403,576	1,926,626	82,152,860	10,293,197	101,488,948	10,427,986
NET ASSETS:
Beginning of year	34,826,873	32,900,247	101,612,897	91,319,700	88,381,635	77,953,649

End of year	$55,230,449	$34,826,873	$183,765,757	$101,612,897	$189,870,583	$88,381,635

Undistributed net investment income	$158,896	$621,327	$477,986	$1,668,520	$392,772	$1,334,680

See accompanying notes, which are an integral part of the financial statements.

LVIP Protected Profile Target Maturity Funds–20

LVIP Protected Profile Target Maturity Funds

Statements of Changes in Net Assets (continued)

	LVIP Protected Profile 2040 Fund		LVIP Protected Profile 2050 Fund
				5/2/11*
	Year Ended		Year Ended	to
	12/31/12	12/31/11	12/31/12	12/31/11
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$1,290,118	$854,544	$215,856	$30,092
Net realized gain (loss)	(3,669,456)	604,757	(743,048)	(162,885)
Net change in unrealized appreciation (depreciation)	9,857,216	(2,613,424)	1,709,924	(96,572)

Net increase (decrease) in net assets resulting from operations	7,477,878	(1,154,123)	1,182,732	(229,365)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(1,799,888)	(301,328)	(188,567)	—
Service Class	(176,037)	(77,934)	(15,031)	—

	(1,975,925)	(379,262)	(203,598)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	68,288,441	17,456,707	20,972,518	2,123,043
Service Class	2,928,096	4,228,455	405,686	1,939,267
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	1,799,888	301,328	188,567	—
Service Class	176,037	77,934	15,031	—

	73,192,462	22,064,424	21,581,802	4,062,310

Cost of shares repurchased:
Standard Class	(10,893,542)	(8,140,922)	(1,857,333)	(493,150)
Service Class	(1,396,092)	(2,999,170)	(40,215)	(2,730)

	(12,289,634)	(11,140,092)	(1,897,548)	(495,880)

Increase in net assets derived from capital share transactions	60,902,828	10,924,332	19,684,254	3,566,430

NET INCREASE IN NET ASSETS.	66,404,781	9,390,947	20,663,388	3,337,065
NET ASSETS:
Beginning of year	64,561,060	55,170,113	3,337,065	—

End of year	$130,965,841	$64,561,060	$24,000,453	$3,337,065

Undistributed net investment income	$251,734	$846,897	$59,934	$27,663

*	Date of commencement of operations.

See accompanying notes, which are an integral part of the financial statements.

LVIP Protected Profile Target Maturity Funds–21

LVIP Protected Profile 2010 Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Protected Profile 2010 Fund Standard Class
			Year Ended
	12/31/12	12/31/11[1]	12/31/10	12/31/09	12/31/08
Net asset value, beginning of period	$10.604	$10.553	$9.571	$7.899	$10.613

Income (loss) from investment operations:
Net investment income[2]	0.147	0.180	0.141	0.176	0.274
Net realized and unrealized gain (loss)	0.756	(0.045)	0.951	1.743	(2.813)

Total from investment operations.	0.903	0.135	1.092	1.919	(2.539)

Less dividends and distributions from:
Net investment income	(0.248)	(0.084)	(0.110)	(0.158)	(0.166)
Net realized gain	—	—	—	(0.089)	(0.009)

Total dividends and distributions	(0.248)	(0.084)	(0.110)	(0.247)	(0.175)

Net asset value, end of period	$11.259	$10.604	$10.553	$9.571	$7.899

Total return[3]	8.54%	1.29%	11.42%	24.40%	(23.91% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$45,927	$24,751	$21,962	$15,684	$9,428
Ratio of expenses to average net assets[4]	0.30%	0.26%	0.20%	0.20%	0.25%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.54%	0.62%	0.61%	0.63%	0.85%
Ratio of net investment income to average net assets	1.33%	1.67%	1.42%	2.05%	2.93%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.09%	1.31%	1.01%	1.62%	2.33%
Portfolio turnover	35%	56%	35%	114%	75%

[1]	Effective after close of business on April 29, 2011, Wilshire Associates Incorporated no longer serves as the Fund’s Sub-advisor.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Protected Profile Target Maturity Funds–22

LVIP Protected Profile 2010 Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Protected Profile 2010 Fund Service Class
			Year Ended
	12/31/12	12/31/11[1]	12/31/10	12/31/09	12/31/08
Net asset value, beginning of period	$10.577	$10.553	$9.573	$7.903	$10.608

Income (loss) from investment operations:
Net investment income[2]	0.119	0.153	0.116	0.155	0.251
Net realized and unrealized gain (loss)	0.754	(0.045)	0.949	1.741	(2.808)

Total from investment operations.	0.873	0.108	1.065	1.896	(2.557)

Less dividends and distributions from:
Net investment income	(0.194)	(0.084)	(0.085)	(0.137)	(0.139)
Net realized gain	—	—	—	(0.089)	(0.009)

Total dividends and distributions	(0.194)	(0.084)	(0.085)	(0.226)	(0.148)

Net asset value, end of period	$11.256	$10.577	$10.553	$9.573	$7.903

Total return[3]	8.27%	1.03%	11.14%	24.10%	(24.10% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$9,303	$10,076	$10,938	$10,945	$6,729
Ratio of expenses to average net assets[4]	0.55%	0.51%	0.45%	0.45%	0.50%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.79%	0.87%	0.86%	0.88%	1.10%
Ratio of net investment income to average net assets	1.08%	1.42%	1.17%	1.80%	2.68%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.84%	1.06%	0.76%	1.37%	2.08%
Portfolio turnover	35%	56%	35%	114%	75%

[1]	Effective after close of business on April 29, 2011, Wilshire Associates Incorporated no longer serves as the Fund’s Sub-advisor.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Protected Profile Target Maturity Funds–23

LVIP Protected Profile 2020 Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Protected Profile 2020 Fund Standard Class
			Year Ended
	12/31/12	12/31/11[1]	12/31/10	12/31/09	12/31/08
Net asset value, beginning of period	$10.159	$10.217	$9.202	$7.547	$10.494

Income (loss) from investment operations:
Net investment income[2]	0.147	0.170	0.141	0.167	0.239
Net realized and unrealized gain (loss)	0.702	(0.148)	0.962	1.759	(3.060)

Total from investment operations	0.849	0.022	1.103	1.926	(2.821)

Less dividends and distributions from:
Net investment income	(0.220)	(0.080)	(0.088)	(0.155)	(0.116)
Net realized gain	—	—	—	(0.116)	(0.010)

Total dividends and distributions	(0.220)	(0.080)	(0.088)	(0.271)	(0.126)

Net asset value, end of period	$10.788	$10.159	$10.217	$9.202	$7.547

Total return[3]	8.38%	0.22%	12.00%	25.66%	(26.89% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$158,362	$75,045	$66,870	$42,389	$24,786
Ratio of expenses to average net assets[4]	0.30%	0.26%	0.20%	0.20%	0.25%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.36%	0.41%	0.41%	0.45%	0.56%
Ratio of net investment income to average net assets	1.39%	1.64%	1.47%	2.02%	2.66%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.33%	1.49%	1.26%	1.77%	2.35%
Portfolio turnover	30%	51%	22%	83%	55%

[1]	Effective after close of business on April 29, 2011, Wilshire Associates Incorporated no longer serves as the Fund’s Sub-advisor.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Protected Profile Target Maturity Funds–24

LVIP Protected Profile 2020 Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Protected Profile 2020 Fund Service Class
	12/31/12	12/31/11[1]	Year Ended 12/31/10	12/31/09	12/31/08
Net asset value, beginning of period	$10.136	$10.219	$9.205	$7.552	$10.490

Income (loss) from investment operations:
Net investment income[2]	0.120	0.144	0.117	0.146	0.217
Net realized and unrealized gain (loss)	0.699	(0.147)	0.961	1.758	(3.056)

Total from investment operations	0.819	(0.003)	1.078	1.904	(2.839)

Less dividends and distributions from:
Net investment income	(0.167)	(0.080)	(0.064)	(0.135)	(0.089)
Net realized gain	—	—	—	(0.116)	(0.010)

Total dividends and distributions	(0.167)	(0.080)	(0.064)	(0.251)	(0.099)

Net asset value, end of period	$10.788	$10.136	$10.219	$9.205	$7.552

Total return[3]	8.10%	(0.02% )	11.72%	25.35%	(27.07% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$25,404	$26,568	$24,450	$19,462	$11,129
Ratio of expenses to average net assets[4]	0.55%	0.51%	0.45%	0.45%	0.50%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.61%	0.66%	0.66%	0.70%	0.81%
Ratio of net investment income to average net assets	1.14%	1.39%	1.22%	1.77%	2.41%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.08%	1.24%	1.01%	1.52%	2.10%
Portfolio turnover	30%	51%	22%	83%	55%

[1]	Effective after close of business on April 29, 2011, Wilshire Associates Incorporated no longer serves as the Fund’s Sub-advisor.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Protected Profile Target Maturity Funds–25

LVIP Protected Profile 2030 Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Protected Profile 2030 Fund Standard Class
	12/31/12	12/31/11[1]	Year Ended 12/31/10	12/31/09	12/31/08
Net asset value, beginning of period	$10.030	$10.154	$9.096	$7.298	$10.661

Income (loss) from investment operations:
Net investment income[2]	0.155	0.164	0.126	0.160	0.214
Net realized and unrealized gain (loss)	0.634	(0.220)	1.012	1.869	(3.493)

Total from investment operations	0.789	(0.056)	1.138	2.029	(3.279)

Less dividends and distributions from:
Net investment income	(0.192)	(0.068)	(0.080)	(0.139)	(0.075)
Net realized gain	—	—	—	(0.092)	(0.009)

Total dividends and distributions	(0.192)	(0.068)	(0.080)	(0.231)	(0.084)

Net asset value, end of period	$10.627	$10.030	$10.154	$9.096	$7.298

Total return[3]	7.90%	(0.54% )	12.52%	27.95%	(30.78% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$169,078	$70,935	$61,744	$41,203	$19,388
Ratio of expenses to average net assets[4]	0.30%	0.26%	0.20%	0.20%	0.25%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.36%	0.43%	0.43%	0.48%	0.70%
Ratio of net investment income to average net assets	1.48%	1.59%	1.34%	1.97%	2.43%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.42%	1.42%	1.11%	1.69%	1.98%
Portfolio turnover	25%	56%	23%	78%	29%

[1]	Effective after close of business on April 29, 2011, Wilshire Associates Incorporated no longer serves as the Fund’s Sub-advisor.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Protected Profile Target Maturity Funds–26

LVIP Protected Profile 2030 Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Protected Profile 2030 Fund Service Class
	12/31/12	12/31/11[1]	Year Ended 12/31/10	12/31/09	12/31/08
Net asset value, beginning of period	$10.007	$10.156	$9.100	$7.303	$10.657

Income (loss) from investment operations:
Net investment income[2]	0.128	0.138	0.102	0.140	0.192
Net realized and unrealized gain (loss)	0.634	(0.219)	1.010	1.869	(3.489)

Total from investment operations.	0.762	(0.081)	1.112	2.009	(3.297)

Less dividends and distributions from:
Net investment income	(0.141)	(0.068)	(0.056)	(0.120)	(0.048)
Net realized gain	—	—	—	(0.092)	(0.009)

Total dividends and distributions	(0.141)	(0.068)	(0.056)	(0.212)	(0.057)

Net asset value, end of period	$10.628	$10.007	$10.156	$9.100	$7.303

Total return[3]	7.63%	(0.79% )	12.23%	27.65%	(30.95% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$20,793	$17,447	$16,210	$14,262	$6,040
Ratio of expenses to average net assets[4]	0.55%	0.51%	0.45%	0.45%	0.50%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.61%	0.68%	0.68%	0.73%	0.95%
Ratio of net investment income to average net assets	1.23%	1.34%	1.09%	1.72%	2.18%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.17%	1.17%	0.86%	1.44%	1.73%
Portfolio turnover	25%	56%	23%	78%	29%

[1]	Effective after close of business on April 29, 2011, Wilshire Associates Incorporated no longer serves as the Fund’s Sub-advisor.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Protected Profile Target Maturity Funds–27

LVIP Protected Profile 2040 Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Protected Profile 2040 Fund Standard Class
	12/31/12	12/31/11[1]	Year Ended 12/31/10	12/31/09	12/31/08
Net asset value, beginning of period	$9.503	$9.704	$8.602	$6.726	$10.498

Income (loss) from investment operations:
Net investment income[2]	0.135	0.142	0.119	0.138	0.179
Net realized and unrealized gain (loss)	0.539	(0.284)	1.055	1.934	(3.910)

Total from investment operations	0.674	(0.142)	1.174	2.072	(3.731)

Less dividends and distributions from:
Net investment income	(0.168)	(0.059)	(0.072)	(0.103)	(0.035)
Net realized gain	—	—	—	(0.093)	(0.006)

Total dividends and distributions	(0.168)	(0.059)	(0.072)	(0.196)	(0.041)

Net asset value, end of period	$10.009	$9.503	$9.704	$8.602	$6.726

Total return[3]	7.12%	(1.46% )	13.66%	30.96%	(35.54% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$116,009	$52,039	$43,617	$28,560	$10,225
Ratio of expenses to average net assets[4]	0.30%	0.26%	0.20%	0.20%	0.25%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.40%	0.47%	0.51%	0.58%	1.01%
Ratio of net investment income to average net assets	1.37%	1.44%	1.35%	1.83%	2.13%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.27%	1.23%	1.04%	1.45%	1.37%
Portfolio turnover	28%	65%	19%	81%	41%

[1]	Effective after close of business on April 29, 2011, Wilshire Associates Incorporated no longer serves as the Fund’s Sub-advisor.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Protected Profile Target Maturity Funds–28

LVIP Protected Profile 2040 Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Protected Profile 2040 Fund Service Class
	12/31/12	12/31/11[1]	Year Ended 12/31/10	12/31/09	12/31/08
Net asset value, beginning of period	$9.465	$9.690	$8.591	$6.729	$10.495

Income (loss) from investment operations:
Net investment income[2]	0.110	0.117	0.097	0.119	0.158
Net realized and unrealized gain (loss)	0.537	(0.283)	1.052	1.932	(3.905)

Total from investment operations	0.647	(0.166)	1.149	2.051	(3.747)

Less dividends and distributions from:
Net investment income	(0.119)	(0.059)	(0.050)	(0.096)	(0.013)
Net realized gain	—	—	—	(0.093)	(0.006)

Total dividends and distributions	(0.119)	(0.059)	(0.050)	(0.189)	(0.019)

Net asset value, end of period	$9.993	$9.465	$9.690	$8.591	$6.729

Total return[3]	6.86%	(1.71% )	13.38%	30.63%	(35.71% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$14,957	$12,522	$11,553	$8,191	$4,255
Ratio of expenses to average net assets[4]	0.55%	0.51%	0.45%	0.45%	0.50%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.65%	0.72%	0.76%	0.83%	1.26%
Ratio of net investment income to average net assets	1.12%	1.19%	1.10%	1.58%	1.88%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.02%	0.98%	0.79%	1.20%	1.12%
Portfolio turnover	28%	65%	19%	81%	41%

[1]	Effective after close of business on April 29, 2011, Wilshire Associates Incorporated no longer serves as the Fund’s Sub-advisor.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Protected Profile Target Maturity Funds–29

LVIP Protected Profile 2050 Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Protected Profile 2050 Fund Standard Class
	Year Ended 12/31/12	5/2/11[1] to 12/31/11
Net asset value, beginning of period	$8.953	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.157	0.128
Net realized and unrealized gain (loss)	0.379	(1.175)

Total from investment operations	0.536	(1.047)

Less dividends and distributions from:
Net investment income	(0.088)	—

Total dividends and distributions	(0.088)	—

Net asset value, end of period	$9.401	$8.953

Total return[3]	6.01%	(10.47%	)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$21,788	$1,603
Ratio of expenses to average net assets[4]	0.30%	0.30%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.94%	4.78%
Ratio of net investment income to average net assets	1.70%	2.12%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	1.06%	(2.36%	)
Portfolio turnover	30%	68%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Protected Profile Target Maturity Funds–30

LVIP Protected Profile 2050 Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Protected Profile 2050 Fund Service Class
	Year Ended 12/31/12	5/2/11[1] to 12/31/11
Net asset value, beginning of period	$8.938	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.133	0.115
Net realized and unrealized gain (loss)	0.379	(1.177)

Total from investment operations	0.512	(1.062)

Less dividends and distributions from:
Net investment income	(0.065)	—

Total dividends and distributions	(0.065)	—

Net asset value, end of period	$9.385	$8.938

Total return[3]	5.74%	(10.62%	)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,212	$1,734
Ratio of expenses to average net assets[4]	0.55%	0.55%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	1.19%	5.03%
Ratio of net investment income to average net assets	1.45%	1.87%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	0.81%	(2.61%	)
Portfolio turnover	30%	68%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Protected Profile Target Maturity Funds–31

LVIP Protected Profile Target Maturity Funds

Notes to Financial Statements

December 31, 2012

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 66 series (Series). These financial statements and the related notes pertain to the LVIP Protected Profile 2010 Fund, LVIP Protected Profile 2020 Fund, LVIP Protected Profile 2030 Fund, LVIP Protected Profile 2040 Fund and LVIP Protected Profile 2050 Fund (each, a Fund, or collectively, the Funds). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Funds are considered non-diversified under the Investment Company Act of 1940, as amended, and offer Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold each Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

Each Fund will invest a significant portion of its assets in other open-end investment companies (mutual funds) that are advised by Lincoln Investment Advisors Corporation (LIAC) or non-affiliated managers (collectively, the Underlying Funds). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. A significant portion of the Underlying Funds will employ a passive investment style (i.e., index funds). In addition to mutual fund investments, the Funds employ an actively managed risk management overlay strategy that invests directly in exchange-traded futures to seek to control overall portfolio volatility and hedge downside equity market risk.

The Funds are Target Maturity Profile Funds which are designed for investors planning to retire close to the year indicated in the name of the Fund.

Each Fund’s investment objective is to seek the highest total return over time with an increased emphasis on capital preservation as the target date approaches. Thereafter, an emphasis will be placed on high current income with a secondary focus on capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Funds.

Security Valuation–The value of the Funds’ investments in Underlying Funds is based on the published net asset value (NAV) of an Underlying Fund computed as of the close of regular trading on the New York Stock Exchange (NYSE) on days when the NYSE is open. Determination of the Underlying Funds’ NAVs is the responsibility of the Underlying Funds and not the Funds. Securities of each Underlying Fund are valued under the valuation policy of the Underlying Funds. For information regarding the determination of NAV of each Underlying Fund, see the Underlying Funds’ prospectuses and statements of additional information. Future contracts are valued at the daily quoted settlement prices.

Federal Income Taxes–No provision for federal income taxes has been made as each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed each Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2009–December 31, 2012), and has concluded that no provision for federal income tax is required in the Funds’ financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with each Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Funds do not isolate that portion of realized gains and losses on investments which is due to changes in the foreign exchange rates from that which is due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Funds report certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased

LVIP Protected Profile Target Maturity Funds–32

LVIP Protected Profile Target Maturity Funds

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date. The Funds declare and distribute dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Funds may receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credit for the year ended December 31, 2012.

2. Management Fees and Other Transactions With Affiliates

LIAC is a registered investment advisor and wholly subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of each Fund’s investment portfolio, and provides certain administrative services to each Fund. For its services, LIAC receives a management fee at an annual rate of 0.25% of the average daily net assets of each Fund. This fee is in addition to the management fee indirectly paid to the investment advisors of the Underlying Funds (including LIAC).

LIAC has contractually agreed to reimburse each Fund to the extent that the Funds’ annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.30% of each Fund’s average daily net assets for the Standard Class (and 0.55% for the Service Class). The agreement will continue at least through April 30, 2013, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (Board) and LIAC.

LIAC has retained Wilshire Associates Incorporated (Wilshire) to provide consulting services relating to the Funds’ asset allocation strategy and Milliman Financial Risk Management LLC (Milliman) to provide consulting services relating to the Funds’ risk management strategy. LIAC pays Wilshire’s and Milliman’s consulting fees out of its advisory fees. Wilshire and Milliman have no advisory authority in relation to the Funds.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Funds. For these services, the Funds paid Lincoln Life a fee at an annual rate of 0.008% of the average daily net assets of the Funds and reimbursed Lincoln Life for the cost of internal legal services. For the year ended December 31, 2012, fees for these administrative and legal services amounted as follows:

	LVIP Protected Profile 2010 Fund	LVIP Protected Profile 2020 Fund	LVIP Protected Profile 2030 Fund	LVIP Protected Profile 2040 Fund	LVIP Protected Profile 2050 Fund
Administration fees	$3,555	$11,511	$11,214	$7,729	$1,035
Legal fees	397	1,234	1,177	822	107

Beginning January 1, 2013, the Trust will reimburse Lincoln Life for the cost of administrative and internal legal services.

Lincoln Life also performs daily trading operations. For the year ended December 31, 2012, each Fund reimbursed Lincoln Life for the cost of these services as follows:

	LVIP Protected Profile 2010 Fund	LVIP Protected Profile 2020 Fund	LVIP Protected Profile 2030 Fund	LVIP Protected Profile 2040 Fund	LVIP Protected Profile 2050 Fund
Trading operation fees	$289	$985	$985	$670	$116

Pursuant to a distribution and service plan, the Funds are authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Board. No distribution expenses are paid by Standard Class shares.

In addition to the management fees and other expenses reflected on the Statements of Operations, the Funds indirectly bear the investment management fees and other expenses of the Underlying Funds in which they invest. Because each of the Underlying Funds has varied expense and fee levels, and the Funds may own different amounts of shares of these funds at different times, the amount of fees and expenses incurred indirectly will vary.

LVIP Protected Profile Target Maturity Funds–33

LVIP Protected Profile Target Maturity Funds

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

At December 31, 2012, the Funds had receivables due from or liabilities payable to affiliates as follows:

	LVIP Protected Profile 2010 Fund	LVIP Protected Profile 2020 Fund	LVIP Protected Profile 2030 Fund	LVIP Protected Profile 2040 Fund	LVIP Protected Profile 2050 Fund
Receivables from LIAC	$—	$—	$—	$—	$1,911
Management fees payable to LIAC	1,425	31,395	34,092	20,233	—
Distribution fees payable to LFD	1,965	5,337	4,349	3,135	460

Certain officers and trustees of the Funds are also officers or directors of the Companies and receive no compensation from the Funds. The Funds pay the compensation of unaffiliated trustees.

At December 31, 2012, Lincoln Life directly owned 81.17% of the LVIP Protected Profile 2050 Fund Service Class shares.

3. Investments

For the year ended December 31, 2012, each Fund made purchases and sales of investment securities other than short-term investments as follows:

	LVIP Protected Profile 2010 Fund	LVIP Protected Profile 2020 Fund	LVIP Protected Profile 2030 Fund	LVIP Protected Profile 2040 Fund	LVIP Protected Profile 2050 Fund
Purchases	$33,324,343	$110,574,770	$118,856,200	$80,231,190	$21,286,207
Sales	15,479,757	42,050,513	33,104,245	25,368,322	3,589,663

At December 31, 2012, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

	LVIP Protected Profile 2010 Fund	LVIP Protected Profile 2020 Fund	LVIP Protected Profile 2030 Fund	LVIP Protected Profile 2040 Fund	LVIP Protected Profile 2050 Fund
Cost of investments	$47,166,834	$157,968,824	$164,410,339	$113,073,917	$22,633,732

Aggregate unrealized appreciation	$9,105,197	$28,188,289	$26,405,089	$20,377,793	$1,619,382
Aggregate unrealized depreciation	(690,678)	(2,470,530)	(2,521,146)	(2,623,267)	(289,714)

Net unrealized appreciation	$8,414,519	$25,717,759	$23,883,943	$17,754,526	$1,329,668

U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including each Fund’s own assumptions used to determine the fair value of investments)(e.g., indicative quotes from brokers, fair valued securities)

LVIP Protected Profile Target Maturity Funds–34

LVIP Protected Profile Target Maturity Funds

Notes to Financial Statements (continued)

3. Investments (continued)

The following table summarizes the valuation of each Fund’s investments by fair value hierarchy levels as of December 31, 2012:

Level 1	LVIP Protected Profile 2010 Fund	LVIP Protected Profile 2020 Fund	LVIP Protected Profile 2030 Fund	LVIP Protected Profile 2040 Fund	LVIP Protected Profile 2050 Fund
Investment Companies	$55,581,353	$183,686,583	$188,294,282	$130,828,443	$23,963,400
Futures Contracts	$(5,699)	$(43,655)	$(30,565)	$(25,518)	$(54)

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2012, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Funds. The Funds’ policy is to recognize transfers between levels at the beginning of the reporting period.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2012 and 2011 was as follows:

	LVIP Protected Profile 2010 Fund	LVIP Protected Profile 2020 Fund	LVIP Protected Profile 2030 Fund	LVIP Protected Profile 2040 Fund	LVIP Protected Profile 2050 Fund
Year Ended December 31, 2012:
Ordinary income	$1,113,985	$3,475,125	$3,137,590	$1,975,925	$203,598

Year Ended December 31, 2011:
Ordinary income	$264,632	$738,619	$557,010	$379,262	$—

In addition, the Funds declared the following ordinary income and long-term consent dividends for the year ended December 31, 2011. Such amounts have been deemed paid and contributed to the Funds as additional paid-in capital.

	LVIP Protected Profile 2010 Fund	LVIP Protected Profile 2020 Fund	LVIP Protected Profile 2030 Fund	LVIP Protected Profile 2040 Fund	LVIP Protected Profile 2050 Fund
Ordinary income	$141,772	$468,585	$450,111	$372,731	$44,004
Long-term capital gains	—	—	—	—	47,210

Total	$141,772	$468,585	$450,111	$372,731	$91,214

5. Components of Net Assets on a Tax Basis

As of December 31, 2012, the components of net assets on a tax basis were as follows:

	LVIP Protected Profile 2010 Fund	LVIP Protected Profile 2020 Fund	LVIP Protected Profile 2030 Fund	LVIP Protected Profile 2040 Fund	LVIP Protected Profile 2050 Fund
Shares of beneficial interest	$50,004,616	$168,622,023	$174,637,126	$120,135,212	$23,341,898
Undistributed ordinary income	158,896	477,986	392,772	251,734	59,934
Accumulated capital and other losses	(3,349,963)	(11,043,644)	(9,038,453)	(7,172,930)	(735,060)
Unrealized appreciation	8,416,900	25,709,392	23,879,138	17,751,825	1,333,681

Net assets	$55,230,449	$183,765,757	$189,870,583	$130,965,841	$24,000,453

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, straddles, pass-through consent dividends from the Underlying Funds and mark-to-market of futures contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of distributions received from the Underlying Funds, gain (loss) on foreign currency transactions and consent

LVIP Protected Profile Target Maturity Funds–35

LVIP Protected Profile Target Maturity Funds

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis (continued)

dividends. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2012, the Funds recorded the following reclassifications:

	LVIP Protected Profile 2010 Fund	LVIP Protected Profile 2020 Fund	LVIP Protected Profile 2030 Fund	LVIP Protected Profile 2040 Fund	LVIP Protected Profile 2050 Fund
Undistributed net investment income	$86,279	$343,852	$168,226	$90,644	$20,013
Accumulated net realized loss	(228,051)	(812,437)	(618,337)	(463,375)	(111,227)
Paid-in capital	141,772	468,585	450,111	372,731	91,214

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. In 2012, the Funds utilized capital loss carryforwards as follows:

LVIP Protected Profile 2010 Fund	LVIP Protected Profile 2020 Fund	LVIP Protected Profile 2030 Fund	LVIP Protected Profile 2040 Fund	LVIP Protected Profile 2050 Fund
$954,274	$525,656	$167,756	$—	$—

Capital loss carryforwards remaining at December 31, 2012, if not utilized in future years, for each Fund will expire as follows:

Year of Expiration	LVIP Protected Profile 2010 Fund	LVIP Protected Profile 2020 Fund	LVIP Protected Profile 2030 Fund	LVIP Protected Profile 2040 Fund
2017	$2,870,651	$8,722,199	$5,857,775	$3,487,222

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. The provisions of the Act were effective for the Funds’ calendar year ended December 31, 2011. The Act provides for the unlimited carryover of future capital losses; however, there may be a greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryovers, if any, may expire without being utilized, due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss, whereas before the Act, capital losses carried forward were treated as short-term.

Losses incured that will be carried forward under the Act are as follows:

Loss carryforward character:	LVIP Protected Profile 2010 Fund	LVIP Protected Profile 2020 Fund	LVIP Protected Profile 2030 Fund	LVIP Protected Profile 2040 Fund	LVIP Protected Profile 2050 Fund
Short-term	$—	$—	$—	$369,121	$179,276

6. Capital Shares

Transactions in capital shares were as follows:

	LVIP Protected Profile 2010 Fund		LVIP Protected Profile 2020 Fund		LVIP Protected Profile 2030 Fund
	Year Ended		Year Ended		Year Ended
	12/31/12	12/31/11	12/31/12	12/31/11	12/31/12	12/31/11
Shares sold:
Standard Class	2,326,584	846,214	8,974,787	2,418,382	9,702,312	1,986,424
Service Class	156,591	264,871	320,124	592,164	421,140	431,523
Shares issued upon reinvestment of dividends and distributions:
Standard Class	84,574	17,916	288,176	54,993	272,309	44,716
Service Class	14,855	7,324	36,458	18,611	25,659	11,424

	2,582,604	1,136,325	9,619,545	3,084,150	10,421,420	2,474,087

Shares repurchased:
Standard Class	(666,114)	(611,072)	(1,971,101)	(1,631,477)	(1,137,092)	(1,039,539)
Service Class	(297,566)	(356,057)	(623,026)	(382,099)	(233,899)	(295,471)

	(963,680)	(967,129)	(2,594,127)	(2,013,576)	(1,370,991)	(1,335,010)

Net increase	1,618,924	169,196	7,025,418	1,070,574	9,050,429	1,139,077

LVIP Protected Profile Target Maturity Funds–36

LVIP Protected Profile Target Maturity Funds

Notes to Financial Statements (continued)

6. Capital Shares (continued)

	LVIP Protected Profile 2040 Fund		LVIP Protected Profile 2050 Fund
	Year Ended		Year Ended 12/31/12	5/2/11* to 12/31/11
	12/31/12	12/31/11
Shares sold:
Standard Class	7,037,469	1,775,906	2,318,949	230,879
Service Class	298,236	429,106	44,443	194,350
Shares issued upon reinvestment of dividends and distributions:
Standard Class	181,820	31,907	20,476	—
Service Class	17,829	8,279	1,635	—

	7,535,354	2,245,198	2,385,503	425,229

Shares repurchased:
Standard Class	(1,104,297)	(826,579)	(200,849)	(51,874)
Service Class	(142,133)	(306,838)	(4,402)	(285)

	(1,246,430)	(1,133,417)	(205,251)	(52,159)

Net increase	6,288,924	1,111,781	2,180,252	373,070

*	Date of commencement of operations.

7. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Futures Contracts–Each Fund may use futures in the normal course of pursuing its investment objectives and strategies. Each Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. In addition, each Fund may invest in futures as part of its risk management overlay strategy to seek to control overall portfolio volatility and hedge overall downside market risk. Upon entering into a futures contract, the Funds deposit cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Funds as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Fair values of derivative instruments as of December 31, 2012 were as follows:

	LVIP Protected Profile 2010 Fund
	Asset Derivatives		Liability Derivatives
	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value
Equity contracts (Futures contracts)	Variation margin payable of futures contracts	$3,033	Variation margin payable of futures contracts	$(8,732	)*

LVIP Protected Profile Target Maturity Funds–37

LVIP Protected Profile Target Maturity Funds

Notes to Financial Statements (continued)

7. Derivatives (continued)

The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2012 was as follows:

	LVIP Protected Profile 2010 Fund
	Location of Gain or Loss on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Equity contracts (Futures contracts)	Net realized loss on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(632,577)	$112,537

Fair values of derivative instruments as of December 31, 2012 were as follows:

	LVIP Protected Profile 2020 Fund
	Asset Derivatives		Liability Derivatives
	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value
Equity contracts (Futures contracts)	Variation margin payable of futures contracts	$35,371	Variation margin payable of futures contracts	$(79,026	)*

The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2012 was as follows:

	LVIP Protected Profile 2020 Fund
	Location of Gain or Loss on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Equity contracts (Futures contracts)	Net realized loss on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(3,483,917)	$390,878

Fair values of derivative instruments as of December 31, 2012 were as follows:

	LVIP Protected Profile 2030 Fund
	Asset Derivatives		Liability Derivatives
	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value
Equity contracts (Futures contracts)	Variation margin payable of futures contracts	$26,547	Variation margin payable of futures contracts	$(57,112	)*

The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2012 was as follows:

	LVIP Protected Profile 2030 Fund
	Location of Gain or Loss on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Equity contracts (Futures contracts)	Net realized loss on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(4,415,663)	$407,135

LVIP Protected Profile Target Maturity Funds–38

LVIP Protected Profile Target Maturity Funds

Notes to Financial Statements (continued)

7. Derivatives (continued)

Fair values of derivative instruments as of December 31, 2012 were as follows:

	LVIP Protected Profile 2040 Fund
	Asset Derivatives		Liability Derivatives
	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value
Equity contracts (Futures contracts)	Variation margin payable of futures contracts	$23,478	Variation margin payable of futures contracts	$(48,996	)*

The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2012 was as follows:

	LVIP Protected Profile 2040 Fund
	Location of Gain or Loss on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Equity contracts (Futures contracts)	Net realized loss on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(4,853,678)	$376,173

Fair values of derivative instruments as of December 31, 2012 were as follows:

	LVIP Protected Profile 2050 Fund
	Asset Derivatives		Liability Derivatives
	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value
Equity contracts (Futures contracts)	Variation margin payable of futures contracts	$4,249	Variation margin payable of futures contracts	$(4,303	)*

The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2012 was as follows:

	LVIP Protected Profile 2050 Fund
	Location of Gain or Loss on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Equity contracts (Futures contracts)	Net realized loss on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(825,079)	$24,466

*	Includes cummulative appreciation (depreciation) of futures contracts as reported on the Schedules of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Derivatives Generally–The table below summarizes the average balance of derivative holdings by each Fund during the year ended December 31, 2012. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2012.

	Asset Derivative Volume Future Contracts (Average Notional Value)	Liability Derivative Volume Future Contracts (Average Notional Value)
LVIP Protected Profile 2010 Fund	$2,738,860	$—
LVIP Protected Profile 2020 Fund	17,295,574	—
LVIP Protected Profile 2030 Fund	18,541,680	—
LVIP Protected Profile 2040 Fund	20,015,329	—
LVIP Protected Profile 2050 Fund	3,353,734	—

LVIP Protected Profile Target Maturity Funds–39

LVIP Protected Profile Target Maturity Funds

Notes to Financial Statements (continued)

8. Contractual Obligations

The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of material loss to be remote.

9. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Funds’ financial statements.

LVIP Protected Profile Target Maturity Funds–40

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Protected Profile Target Maturity Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the LVIP Protected Profile 2010 Fund, LVIP Protected Profile 2020 Fund, LVIP Protected Profile 2030 Fund, LVIP Protected Profile 2040 Fund and LVIP Protected Profile 2050 Fund (five of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2012, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Protected Profile 2010 Fund, LVIP Protected Profile 2020 Fund, LVIP Protected Profile 2030 Fund, LVIP Protected Profile 2040 Fund and LVIP Protected Profile 2050 Fund of the Lincoln Variable Insurance Products Trust at December 31, 2012, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

February 18, 2013

Philadelphia, Pennsylvania

LVIP Target Maturity Profile Funds–41

LVIP Protected Profile Target Maturity Funds

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2012, the Funds designate distributions paid during the year as follows:

	(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Total Distributions (Tax Basis)	Total Distributions (Tax Basis)
LVIP Protected Profile 2010 Fund	0.00%	100.00%	100.00%
LVIP Protected Profile 2020 Fund	0.00%	100.00%	100.00%
LVIP Protected Profile 2030 Fund	0.00%	100.00%	100.00%
LVIP Protected Profile 2040 Fund	0.00%	100.00%	100.00%
LVIP Protected Profile 2050 Fund	0.00%	100.00%	100.00%

(A) and (B) are based on a percentage of the Funds’ total distributions.

Approval of Investment Management Agreement

On August 29 and September 10, 2012, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “LVIP Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the LVIP Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal or approval of the sub-advisory agreement with various sub-advisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the LVIP Trust (each a “Fund”).

The trustees who are not “interested persons” of the LVIP Trust (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and the sub-advisers prior to the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also received information about the Funds throughout the year in connection with the regular quarterly Board meetings from LIAC and, as applicable, the various portfolio management teams providing services to the Funds.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, LVIP Trust officers and Lincoln Life and LIAC employees to consider the renewal of the Advisory Agreements. In considering the renewal or approval of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered, among others, the factors listed below and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed or approved and accordingly, recommended to the Board of Trustees the renewal or approval of the Advisory Agreements.

Approval of Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Independent Trustees considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel, resources and compliance. The Independent Trustees reviewed the services provided by LIAC in serving as investment adviser, the personnel providing the investment management services and compliance staff, regulatory and compliance matters. The Independent Trustees also considered that certain Lincoln Life personnel would continue to provide services to the Funds on behalf of LIAC and that Lincoln Life provided administrative services to the Funds under a separate administration agreement. Based on this information, the Independent Trustees concluded that the services provided by LIAC were satisfactory.

The Independent Trustees reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2012, for each Fund compared to the average performance of a performance universe of funds in a Lipper category underlying variable insurance products (“performance group”) and a benchmark index.

The Independent Trustees reviewed each Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Lipper expense peer group for each Fund. The Independent Trustees considered that management fees as reported by Lipper include separate administrative and accounting fees for the Funds as well as the funds in the expense group, to the extent the expense group funds pay separate administrative and accounting fees. For each Fund, the expense peer group consists of the subject Fund and other funds in a Lipper category underlying variable insurance products, as classified by Lipper (“expense group”).

LVIP Protected Profile Target Maturity Funds–42

LVIP Protected Profile Target Maturity Funds

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement with LIAC (continued)

The Independent Trustees considered the nature, extent and quality of services provided by LIAC under the investment management agreement. The Independent Trustees reviewed the services provided by LIAC and the background of the investment professionals servicing the Funds. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance and regulatory matters.

The Independent Trustees considered that LIAC had become responsible for the Fund’s investment decision-making on May 1, 2011 and that prior to May 1, 2011, LIAC had provided oversight of a sub-adviser which had been directly responsible for making investment decisions and that performance for periods prior to May 1, 2011 was primarily the former sub-adviser’s performance. The Independent Trustees also considered that in June 2011 LIAC implemented a risk management strategy for the Funds which seeks to manage volatility and provide downside protection during market declines through the use of exchange-traded futures contracts.

The Independent Trustees reviewed the LVIP Protected Profile 2010 Fund’s return compared to the average return of the Lipper performance group of mixed-asset target allocation moderate funds and a blended index. The Independent Trustees noted that the Fund’s return for the one year period was below the average of the Lipper performance group and the benchmark index. The Independent Trustees considered LIAC’s explanation that the risk management strategy for the Funds implemented in 2011 was expected to cause underperformance in volatile and “up” markets. The Independent Trustees concluded that the services provided by LIAC were satisfactory.

The Independent Trustees reviewed the LVIP Protected Profile 2020 Fund’s return compared to the average return of the Lipper performance group of mixed-asset target allocation moderate funds and a blended index. The Independent Trustees noted that the Fund’s return for the one year period was below the average of the Lipper performance group and the benchmark index. The Independent Trustees considered LIAC’s explanation that the risk management strategy for the Funds implemented in 2011 was expected to cause underperformance in volatile and “up” markets. The Independent Trustees concluded that the services provided by LIAC were satisfactory.

The Independent Trustees reviewed the LVIP Protected Profile 2030 Fund’s return compared to the average return of the Lipper performance group of mixed-asset target allocation growth funds and a blended index. The Independent Trustees noted that the Fund’s return for the one year period was below the average of the Lipper performance group and the benchmark index. The Independent Trustees considered LIAC’s explanation that the risk management strategy for the Funds implemented in 2011 was expected to cause underperformance in volatile and “up” markets. The Independent Trustees concluded that the services provided by LIAC were satisfactory.

The Independent Trustees reviewed the LVIP Protected Profile 2040 Fund’s return compared to the average return of the Lipper performance group of multi-cap core funds and a blended index. The Independent Trustees noted that the Fund’s return for the one year period was below the average of the Lipper performance group and the benchmark index. The Independent Trustees considered LIAC’s explanation that the risk management strategy for the Funds implemented in 2011 was expected to cause underperformance in volatile and “up” markets. The Independent Trustees concluded that the services provided by LIAC were satisfactory.

The Independent Trustees reviewed the LVIP Protected Profile 2050 Fund’s return compared to the average return of the Lipper performance group of multi-cap core funds and a blended index. The Independent Trustees noted that the Fund’s return for the one year period was below the average of the Lipper performance group and the benchmark index. The Independent Trustees considered LIAC’s explanation that the risk management strategy for the Funds implemented in 2011 was expected to cause underperformance in volatile and “up” markets. The Independent Trustees concluded that the services provided by LIAC were satisfactory.

The Independent Trustees considered that LIAC had implemented an expense limitation for each of the Funds through April 30, 2013. The Independent Trustees noted that the investment management fees for each Fund were above the average investment management fee of the respective Lipper expense group, except for the LVIP Protected Profile 2010 which was in range and the LVIP Protected Profile 2050 Fund which was below the average investment management fee of the respective Lipper expense group. The Independent Trustees considered that total expenses including acquired fund fees and expenses (“AFFE”), giving effect to the expense limitation for each Fund were below the average total expenses of the respective Lipper expense group including AFFE. The Independent Trustees concluded that each Fund’s investment management fee, coupled with the expense limitation, was reasonable in light of the nature, quality and extent of services provided by LIAC.

The Independent Trustees considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Independent Trustees considered that LIAC had implemented an expense limitation for each Fund and concluded that economies of scale were appropriately shared with investors.

The Independent Trustees also reviewed the profitability analysis to LIAC and its affiliates with respect to each Fund individually and the Funds group overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Independent Trustees reviewed materials provided by LIAC and Lincoln as to any such benefits. Lincoln Insurance Companies receive and retain 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Independent Trustees also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from Lincoln Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates may benefit from economies of scale with the Funds when

Fund/Book Name Here–43

LVIP Protected Profile Target Maturity Funds

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement with LIAC (continued)

it bargains together with the Funds for certain services. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Funds, and subsequently received premiums will be allocated to the Funds as received.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Independent Trustees determined that the terms of the investment management agreement for the Funds continues to be fair and reasonable, and that the continuation of the agreement is in the best interests of each Fund and recommended the renewal of the investment management agreement to the Board of Trustees.

Fund/Book Name Here–44

Officer/Trustee Information for Lincoln VIP Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Fidelity Investments	71	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	71	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Retired; Formerly, Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	71	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	71	N/A
Gary D. Lemon, PH.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly, Advisory Trustee since November 2004	Joseph Percival Allen III University Professor, James W. Emerson Director of the Robert C. McDermond Center for Management and Entrepreneurship, Professor of Economics and Management, DePauw University	71	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C.	71	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; Formerly, President Emeritus, Indiana Health Association; Formerly, President, Indiana Hospital & Health Association	71	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC.	71	N/A
Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since June 2011	Senior Vice President and Treasurer, Lincoln National Corporation; Formerly, Senior Vice President, Head of Insurance & Retirement Solutions Financial Management	N/A	N/A

LVIP Protected Profile Target Maturity Funds–45

Officer/Trustee Information for Lincoln VIP Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Jill R. Whitelaw, Esq.[1] Radnor Financial Center, 150 N. Radnor Chestor Rd, Radnor, PA 19087 YOB: 1963	Vice President, Secretary, and Chief Legal Officer	Vice President, Secretary, and Chief Legal Officer since December 2012; Formerly, Secretary and Chief Legal Officer since June 2011	Vice President and Chief Counsel—Fund Management, The Lincoln National Life Insurance Company; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corp.; Formerly, Of Counsel—Montgomery, McCracken, Walker & Rhoades; Director—Merrill Lynch, Pierce, Fenner & Smith	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, Director of Funds Management, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A
Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Vice President since December 2012	Vice President, The Lincoln National Life Insurance Company	N/A	N/A
Blake W. Martin[1] Radnor Financial Center, 150 N. Radnor Chester Rd, Radnor, PA 19087 YOB: 1956	Vice President	Vice President since December 2012	Vice President and Head of Corporate Tax, Lincoln National Corporation; Formerly, Independent Consultant and Managing Director at Smart Business Advisory and Consulting, LLC.	N/A	N/A
John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President since June 2011 and Chief Compliance Officer since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A
David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011	Vice President, Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly, Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A

LVIP Protected Profile Target Maturity Funds–46

Officer/Trustee Information for Lincoln VIP Trust (continued)

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*	The Trust Complex is comprised of the 66 Series of the Lincoln Variable Insurance Products Trust and the 5 Series of the Lincoln Advisors Trust.

[1]

All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940, by reason of their being officers of Lincoln Investment Advisors Corporation.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Protected Profile Target Maturity Funds–47

LVIP SSgA S&P 500 Index Fund

LVIP SSgA S&P 500 Index Fund

a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2012

LVIP SSgA S&P 500 Index Fund

LVIP SSgA S&P 500 Index Fund

2012 Annual Report Commentary (unaudited)

Managed by:

The Fund returned 15.65% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2012, while its benchmark, the S&P 500 Index*, returned 16.00%.

After frustration and gloom produced a downbeat finish to 2011, the turn of the calendar unleashed fresh money flows across a range of risky assets. Solid U.S. data on employment and manufacturing activity, coupled with European figures that reflected economic stabilization, compelled more cautious investors to increase equity exposure steadily through January and credit spreads tumbled as confidence improved. In March, however, China tempered its GDP growth outlook for 2012 and cyclical themes and commodities began to stumble. Although March took some shine away from equity performance outside the U.S., the choppy conditions merely served to equilibrate the consistent appreciation that characterized January and February.

After the promising strength that financial markets had enjoyed in the early months of the year, global investors endured a difficult spring of 2012. While healthy first-quarter earnings reports countered the hesitant tone of incoming economic indicators during April, share prices had little buffer left in May when U.S. employment figures lost momentum, Chinese trade data looked soft, and financial pressures once again started to percolate through the Eurozone. The possibility that new Greek leadership might formally reject the Euro led to fears that bank deposits could eventually face involuntary devaluation, not only in Greece, but also in other heavily indebted peripheral nations. But a European summit during the final days of June provided for direct recapitalization of Spanish banks without subordination of existing lenders, sparking equities worldwide to finish the first half of the year with a flourish. Commodity prices also enjoyed their strongest daily surge in over a year.

The third quarter, as a whole, offered considerable relief to investors who had suffered through a difficult spring. Volatility continued to ebb during the summer as central bankers extended deployment of the ample financial resources at their disposal, and global equities wound up achieving solid gains during each month of the third quarter. This outcome would have been hard to discern in early July, when tepid U.S. employment figures stole the thunder from fresh easing moves in the UK and Europe. Unlike earlier quantitative programs, however, the latest moves did not drive bond yields higher, nor did equities hold their gains. Mortgages naturally rallied and gold stayed strong, but energy prices pulled back. To build further on the progress achieved through the summer months, investors seemed to want greater evidence of economic improvement, and the jury was still out on the trend as the third quarter drew to a close.

The final stanza of 2012 proved broadly rewarding for investors in global equities, but fixed income returns were lackluster aside from prosperous high-yield situations. In the end, a year that endured repeated threats of Eurozone rupture, frequently violent unrest across the Middle East, and escalating political rancor in the U.S., produced the best relative performance of stocks over bonds since 2009. The fourth quarter contributed handily to this renaissance for equity owners, though those focused too closely on the performance of U.S. averages might not have noticed, as the fraught atmosphere in Washington D.C. limited the upside in U.S. shares. At the same time, moves to greater financial unity in the Eurozone mitigated downside risks in Europe, a change in Japanese leadership lifted hopes for more inflation-oriented policy choices in Tokyo, and Chinese economic growth seemed to be pulling out of mid-year doldrums.

On a sector basis, the Fund’s performance benefited from all ten sectors being positive with the financials, information technology, and consumer discretionary sectors contributing the most.

On an individual securities’ basis, the largest positive contributors to the relative performance of the Fund during this period included Apple Inc., Bank of America Corp., JPMorgan Chase & Co., General Electric Co., and Wells Fargo & Co.

On an individual securities’ basis, the prominent detractors to the relative performance of the Fund during this period included Hewlett-Packard Co., Intel Corp., Occidental Petroleum Corp., McDonald’s Corp., and Exelon Corp.

The Fund uses a replication indexing approach and does not individually select stocks. It seeks to track as closely as possible, before fees and expenses, the return of the benchmark, S&P 500 Index. There is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor stock performance.

Global Equity Beta Solutions Team

SSgA Funds Management, Inc.

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP SSgA S&P 500 Index Fund–1

LVIP SSgA S&P 500 Index Fund

2012 Annual Report Commentary (unaudited) (continued)

Growth of $10,000 invested 12/31/02 through 12/31/12

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP SSgA S&P 500 Index Fund Standard Class shares on 12/31/02. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2012, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $19,321. For comparison, look at how the S&P 500® Index did over the same period. The same $10,000 investment would have increased to $19,877. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

Average annual total returns on investment	Ended 12/31/12

Standard Class Shares
One Year	+15.65%
Five Years	+1.37%
Ten Years	+6.81%
Service Class Shares
One Year	+15.36%
Five Years	+1.12%
Inception (4/30/07)	+0.99%

*	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

“Standard & Poor’s®”, “S&P 500®”, “Standard & Poor’s 500®” and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of purchasing the products. (Please see the Statement of Additional Information which sets forth additional disclaimers and limitations of liability on behalf of S&P.)

Commencing May 1, 2008, SSgA Funds Management, Inc. replaced Mellon Capital Management Corporation as the Funds Sub-advisor.

LVIP SSgA S&P 500 Index Fund–2

LVIP SSgA S&P 500 Index Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2012 to December 31, 2012

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2012 to December 31, 2012.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Annualized Expense Ratio	Expenses Paid During Period 7/1/12 to 12/31/12*
Actual
Standard Class Shares	$1,000.00	$1,057.90	0.24%	$1.24
Service Class Shares	1,000.00	1,056.60	0.49%	2.53
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.93	0.24%	$1.22
Service Class Shares	1,000.00	1,022.67	0.49%	2.49

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP SSgA S&P 500 Index Fund–3

LVIP SSgA S&P 500 Index Fund

Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)

As of December 31, 2012

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets
Common Stock	95.92%
Aerospace & Defense	2.30%
Air Freight & Logistics	0.74%
Airlines	0.06%
Auto Components	0.33%
Automobiles	0.45%
Beverages	2.27%
Biotechnology	1.56%
Building Products	0.05%
Capital Markets	1.89%
Chemicals	2.43%
Commercial Banks	2.67%
Commercial Services & Supplies	0.42%
Communications Equipment	1.89%
Computers & Peripherals	4.82%
Construction & Engineering	0.16%
Construction Materials	0.05%
Consumer Finance	0.88%
Containers & Packaging	0.13%
Distributor	0.07%
Diversified Consumer Services	0.05%
Diversified Financial Services	3.44%
Diversified Telecommunication Services	2.63%
Electric Utilities	1.80%
Electrical Equipment	0.46%
Electronic Equipment, Instruments & Components	0.41%
Energy Equipment & Services	1.78%
Food & Staples Retailing	2.27%
Food Products	1.67%
Gas Utilities	0.10%
Health Care Equipment & Supplies	1.69%
Health Care Providers & Services	1.85%
Health Care Technology	0.09%
Hotels, Restaurants & Leisure	1.75%
Household Durables	2.41%
Independent Power Producers & Energy Traders	0.11%
Industrial Conglomerates	2.45%
Insurance	3.85%
Internet & Catalog Retail	1.03%
Internet Software & Services	2.13%
IT Services	3.66%
Leisure Equipment & Products	0.13%
Life Sciences Tools & Services	0.43%
Machinery	2.04%
Media	3.43%
Metals & Mining	0.68%

Security Type/Sector	Percentage of Net Assets
Multiline Retail	0.78%
Multi-Utilities	1.28%
Office Electronics	0.07%
Oil, Gas & Consumable Fuels	8.74%
Paper & Forest Products	0.18%
Personal Products	0.16%
Pharmaceuticals	5.91%
Professional Services	0.11%
Real Estate Investment Trusts	2.11%
Real Estate Management & Development	0.04%
Road & Rail	0.76%
Semiconductors & Semiconductor Equipment	1.91%
Software	3.35%
Specialty Retail	2.09%
Textiles, Apparel & Luxury Goods	0.62%
Thrift & Mortgage Finance	0.06%
Tobacco	1.74%
Trading Companies & Distributors	0.19%
Wireless Telecommunication Services	0.31%
Money Market Mutual Fund	4.21%
Short-Term Investments	0.28%
Total Value of Securities	100.41%
Liabilities Net of Receivables and Other Assets	(0.41%)
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Apple	3.78%
Exxon Mobil	2.97%
General Electric	1.66%
Chevron	1.59%
International Business Machines	1.53%
Microsoft	1.53%
Johnson & Johnson	1.46%
AT&T	1.44%
Google Class A	1.42%
Procter & Gamble	1.40%
Total	18.78%

LVIP SSgA S&P 500 Index Fund–4

LVIP SSgA S&P 500 Index Fund

Statement of Net Assets

December 31, 2012

	Number of Shares	Value (U.S. $)
COMMON STOCK–95.92%
Aerospace & Defense–2.30%
Boeing	150,418	$11,335,500
General Dynamics	72,094	4,993,951
Honeywell International	173,601	11,018,455
L-3 Communications Holdings	21,479	1,645,721
Lockheed Martin	59,108	5,455,077
Northrop Grumman	55,089	3,722,915
Precision Castparts	31,660	5,997,037
Raytheon	74,846	4,308,136
Rockwell Collins	32,267	1,876,971
Textron	65,349	1,620,002
United Technologies	185,200	15,188,252

		67,162,017

Air Freight & Logistics–0.74%
Expeditors International of
Washington	47,771	1,889,343
FedEx	63,440	5,818,717
Robinson (C.H.) Worldwide	36,225	2,290,145
United Parcel Service Class B	156,791	11,560,200

		21,558,405

Airlines–0.06%
Southwest Airlines	167,162	1,711,739

		1,711,739

Auto Components–0.33%
†BorgWarner	26,300	1,883,606
†Delphi Automotive	64,200	2,455,650
†Goodyear Tire & Rubber	49,280	680,557
Johnson Controls	151,455	4,649,669

		9,669,482

Automobiles–0.45%
Ford Motor	832,846	10,785,356
Harley-Davidson	47,393	2,314,674

		13,100,030

Beverages–2.27%
Beam	34,193	2,088,850
Brown-Forman Class B	32,511	2,056,321
Coca-Cola	850,860	30,843,675
Coca-Cola Enterprises	58,609	1,859,664
†Constellation Brands Class A	34,050	1,205,030
Dr Pepper Snapple Group	45,000	1,988,100
Molson Coors Brewing Class B	33,960	1,453,148
†Monster Beverage	33,000	1,745,040
PepsiCo	339,125	23,206,324

		66,446,152

Biotechnology–1.56%
†Alexion Pharmaceuticals	42,200	3,958,782
Amgen	167,796	14,484,151
†Biogen Idec	51,669	7,578,292
†Celgene	91,701	7,218,703

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Biotechnology (continued)
†Gilead Sciences	167,789	$12,324,102

		45,564,030

Building Products–0.05%
Masco	83,627	1,393,226

		1,393,226

Capital Markets–1.89%
Ameriprise Financial	44,106	2,762,359
Bank of New York Mellon	262,034	6,734,274
BlackRock	27,075	5,596,673
†E Trade Financial	49,155	439,937
Franklin Resources	30,564	3,841,895
Goldman Sachs Group	97,816	12,477,409
Invesco	98,500	2,569,865
Legg Mason	29,033	746,729
Morgan Stanley	300,306	5,741,851
Northern Trust	47,417	2,378,437
Schwab (Charles)	244,593	3,512,355
*State Street	101,299	4,762,066
T. Rowe Price Group	55,378	3,606,769

		55,170,619

Chemicals–2.43%
Air Products & Chemicals	46,204	3,882,060
Airgas	15,600	1,424,124
CF Industries Holdings	13,830	2,809,703
Dow Chemical	261,913	8,465,028
duPont (E.I.) deNemours	203,263	9,140,737
Eastman Chemical	34,548	2,350,991
Ecolab	58,439	4,201,764
FMC	30,800	1,802,416
International Flavors & Fragrances	17,372	1,155,933
LyondellBasell Industries Class A	83,600	4,772,724
Monsanto	118,466	11,212,807
Mosaic	61,700	3,494,071
PPG Industries	33,333	4,511,622
Praxair	64,533	7,063,137
Sherwin-Williams	19,140	2,944,115
Sigma-Aldrich	25,954	1,909,695

		71,140,927

Commercial Banks–2.67%
BB&T	154,978	4,511,410
Comerica	40,761	1,236,689
Fifth Third Bancorp	192,437	2,923,118
First Horizon National	47,495	470,675
Huntington Bancshares	180,946	1,156,245
KeyCorp	208,944	1,759,308
M&TBank	26,521	2,611,523
PNC Financial Services Group	114,923	6,701,160
Regions Financial	318,133	2,265,107
SunTrustBanks	119,862	3,398,088

LVIP SSgA S&P 500 Index Fund–5

LVIP SSgA S&P 500 Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Commercial Banks (continued)
U.S. Bancorp	412,972	$13,190,326
Wells Fargo	1,079,098	36,883,570
Zions Bancorp	43,621	933,489

		78,040,708

Commercial Services & Supplies–0.42%
ADT	49,700	2,310,553
Avery Dennison	20,073	700,949
Cintas	22,526	921,313
Iron Mountain	36,403	1,130,314
PitneyBowes	38,768	412,492
Republic Services	66,940	1,963,350
†Stericycle	18,500	1,725,495
Waste Management	95,374	3,217,919

		12,382,385

Communications Equipment–1.89%
Cisco Systems	1,172,874	23,046,974
†F5 Networks	17,800	1,729,270
Harris	26,500	1,297,440
†JDS Uniphase	44,802	606,619
†Juniper Networks	112,693	2,216,671
Motorola Solutions	60,162	3,349,820
QUALCOMM	373,663	23,174,579

		55,421,373

Computers & Peripherals–4.82%
Apple	207,298	110,496,046
Dell	325,841	3,300,769
†EMC	466,777	11,809,458
Hewlett-Packard	427,229	6,088,013
†NetApp	75,903	2,546,546
†SanDisk	51,604	2,247,870
Seagate Technology	75,800	2,310,384
Western Digital	50,400	2,141,496

		140,940,582

Construction & Engineering–0.16%
Fluor	36,020	2,115,815
†Jacobs Engineering Group	29,970	1,275,823
†Quanta Services	49,000	1,337,210

		4,728,848

Construction Materials–0.05%
Vulcan Materials	29,279	1,523,972

		1,523,972

Consumer Finance–0.88%
American Express	215,640	12,394,987
Capital One Financial	126,410	7,322,931
Discover Financial Services	108,790	4,193,855
SLM	101,492	1,738,558

		25,650,331

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Containers & Packaging–0.13%
Ball	34,572	$1,547,097
Bemis	24,634	824,254
†Owens-Illinois	32,800	697,656
Sealed Air	46,903	821,272

		3,890,279

Distributor–0.07%
Genuine Parts	34,844	2,215,382

		2,215,382

Diversified Consumer Services–0.05%
†Apollo Group Class A	19,315	404,070
Block (H&R)	62,056	1,152,380

		1,556,450

Diversified Financial Services–3.44%
Bank of America	2,362,474	27,404,698
Citigroup	642,868	25,431,858
CME Group	67,005	3,397,824
†IntercontinentalExchange	16,344	2,023,551
JPMorgan Chase	837,947	36,844,530
Leucadia National	46,371	1,103,166
Moody’s	42,608	2,144,035
NASDAQ OMX Group	24,400	610,244
NYSE Euronext	56,456	1,780,622

		100,740,528

Diversified Telecommunication Services–2.63%
AT&T	1,251,417	42,185,267
CenturyLink	136,867	5,354,237
Frontier Communications	232,854	996,615
Verizon Communications	630,149	27,266,547
Windstream	129,564	1,072,790

		76,875,456

Electric Utilities–1.80%
American Electric Power	107,451	4,586,009
Duke Energy	153,734	9,808,229
Edison International	72,721	3,286,262
Entergy	36,993	2,358,304
Exelon	185,677	5,522,034
FirstEnergy	93,054	3,885,935
NextEra Energy	91,949	6,361,951
Northeast Utilities	70,598	2,758,970
Pepco Holdings.	46,254	907,041
Pinnacle West Capital	24,053	1,226,222
PPL	129,559	3,709,274
Southern	191,189	8,184,801

		52,595,032

Electrical Equipment–0.46%
Emerson Electric	159,028	8,422,123
Rockwell Automation	30,946	2,599,155

LVIP SSgA S&P 500 Index Fund–6

LVIP SSgA S&P 500 Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Electrical Equipment (continued)
Roper Industries	21,200	$2,363,376

		13,384,654

Electronic Equipment, Instruments & Components–0.41%
Amphenol Class A	33,400	2,160,980
Corning	331,056	4,177,927
FLIR Systems	29,800	664,838
Jabil Circuit	37,531	723,973
Molex	32,645	892,188
TE Connectivity	89,900	3,337,088

		11,956,994

Energy Equipment & Services–1.78%
Baker Hughes	97,823	3,995,091
†Cameron International	53,190	3,003,107
Diamond Offshore Drilling	16,400	1,114,544
ENSCO Class A	52,000	3,082,560
†FMC Technologies	49,500	2,120,085
Halliburton	201,608	6,993,782
Helmerich & Payne	24,400	1,366,644
†Nabors Industries	67,394	973,843
National Oilwell Varco	92,815	6,343,905
Noble	54,100	1,883,762
†Rowan Class A	25,310	791,444
Schlumberger	293,582	20,342,297

		52,011,064

Food & Staples Retailing–2.27%
Costco Wholesale	94,381	9,322,011
CVS Caremark	276,621	13,374,625
Kroger	111,677	2,905,836
Safeway	56,296	1,018,395
Sysco	130,391	4,128,179
Walgreen	186,679	6,908,990
Wal-Mart Stores	369,287	25,196,452
Whole Foods Market	38,521	3,518,123

		66,372,611

Food Products–1.67%
Archer-Daniels-Midland	146,522	4,013,238
Campbell Soup	40,560	1,415,138
ConAgra Foods	94,181	2,778,340
†Dean Foods	36,598	604,233
General Mills	142,766	5,769,174
Heinz (H.J.)	71,116	4,101,971
Hershey	31,595	2,281,791
Hormel Foods	31,600	986,236
Kellogg	55,171	3,081,300
Kraft Foods Group	128,726	5,853,171
McCormick	28,723	1,824,772
Mead Johnson Nutrition	42,709	2,814,096
Mondelez International Class A	387,280	9,864,022
Smucker (J.M.)	23,853	2,057,083

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Food Products (continued)
Tyson Foods Class A	67,182	$1,303,331

		48,747,896

Gas Utilities–0.10%
AGL Resources	27,000	1,079,190
ONEOK	43,800	1,872,450

		2,951,640

Health Care Equipment & Supplies–1.69%
Bard(C.R.)	16,490	1,611,733
Baxter International	119,402	7,959,337
Becton Dickinson	41,977	3,282,182
†Boston Scientific	298,339	1,709,482
†CareFusion	48,757	1,393,475
Covidien	105,500	6,091,570
DENTSPLY International	32,200	1,275,442
†Edwards Lifesciences	24,800	2,236,216
†Intuitive Surgical	8,800	4,315,256
Medtronic	222,733	9,136,508
St. Jude Medical	67,715	2,447,220
Stryker	65,931	3,614,337
†Varian Medical Systems	25,225	1,771,804
Zimmer Holdings	38,606	2,573,476

		49,418,038

Health Care Providers & Services–1.85%
Aetna	74,510	3,449,813
AmerisourceBergen	53,920	2,328,266
Cardinal Health	76,515	3,150,888
CIGNA	60,570	3,238,072
Coventry Health Care	29,448	1,320,154
†DaVita	18,300	2,022,699
†Express Scripts Holding	181,104	9,779,616
Humana	35,782	2,455,719
†Laboratory Corporation of America Holdings	21,017	1,820,493
McKesson	51,292	4,973,272
Patterson	18,876	646,125
Quest Diagnostics	34,166	1,990,853
†Tenet Healthcare	22,617	734,374
UnitedHealth Group	226,286	12,273,753
WellPoint	67,370	4,104,180

		54,288,277

Health Care Technology–0.09%
†Cerner	32,600	2,531,064

		2,531,064

Hotels, Restaurants & Leisure–1.75%
Carnival	99,073	3,642,914
†Chipotle Mexican Grill	7,200	2,141,712
Darden Restaurants	28,638	1,290,715
International Game Technology	63,367	897,910

LVIP SSgA S&P 500 Index Fund–7

LVIP SSgA S&P 500 Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Hotels, Restaurants & Leisure (continued)
Marriott International Class A	56,027	$2,088,126
McDonald’s	221,891	19,573,005
Starbucks	161,582	8,664,027
Starwood Hotels & Resorts Worldwide	43,544	2,497,684
Wyndham Worldwide	32,769	1,743,638
Wynn Resorts	17,000	1,912,330
YumBrands	101,403	6,733,159

		51,185,220

Household Durables–2.41%
Clorox	29,131	2,132,972
Colgate-Palmolive	97,259	10,167,456
D.R. Horton	64,559	1,276,977
Garmin	23,400	955,188
Harman International Industries	15,020	670,493
Kimberly-Clark	87,572	7,393,704
Leggett & Platt	33,181	903,187
Lennar Class A	37,307	1,442,662
Newell Rubbermaid	66,194	1,474,140
Procter & Gamble	602,444	40,899,923
†PulteGroup	78,095	1,418,205
Whirlpool	17,782	1,809,319

		70,544,226

Independent Power Producers & Energy Traders–0.11%
AES	143,056	1,530,699
NRG Energy	70,000	1,609,300

		3,139,999

Industrial Conglomerates–2.45%
3M	140,957	13,087,857
Danaher	126,472	7,069,785
General Electric	2,309,416	48,474,642
Tyco International	101,200	2,960,100

		71,592,384

Insurance–3.85%
ACE.	73,800	5,889,240
AFLAC	101,891	5,412,450
Allstate	109,258	4,388,894
†American International Group	327,119	11,547,301
Aon	68,022	3,782,023
Assurant	15,644	542,847
†Berkshire Hathaway Class B	402,502	36,104,429
Chubb	58,063	4,373,305
Cincinnati Financial	30,639	1,199,823
†Genworth Financial	97,494	732,180
Hartford Financial Services Group	93,843	2,105,837
*Lincoln National	63,683	1,649,390
Loews	67,510	2,751,033
Marsh & McLennan	121,050	4,172,594
MetLife	237,126	7,810,930
Principal Financial Group	63,782	1,819,063

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Insurance (continued)
Progressive	125,012	$2,637,753
Prudential Financial	102,280	5,454,592
Torchmark	20,006	1,033,710
Travelers	85,724	6,156,698
Unum Group	62,236	1,295,754
XLGroup	69,677	1,746,106

		112,605,952

Internet & Catalog Retail–1.03%
†Amazon.com	79,534	19,974,169
Expedia	21,314	1,309,745
†NetFlix	12,800	1,187,584
†priceline.com	10,810	6,715,172
†TripAdvisor	25,714	1,078,959

		30,265,629

Internet Software & Services–2.13%
†Akamai Technologies	40,597	1,660,823
†eBay	258,509	13,189,129
†Google Class A	58,626	41,587,526
†VeriSign	35,659	1,384,282
†Yahoo	231,086	4,598,611

		62,420,371

IT Services–3.66%
Accenture Class A	138,600	9,216,900
Automatic Data Processing	105,445	6,011,419
†Cognizant Technology Solutions
Class A	65,281	4,834,058
Computer Sciences	31,621	1,266,421
Fidelity National Information Services	54,314	1,890,670
†Fiserv	28,251	2,232,677
International Business Machines	233,940	44,811,207
MasterCard Class A	23,400	11,495,952
Paychex	67,254	2,094,290
SAIC	67,800	767,496
†Teradata	38,332	2,372,367
Total System Services	38,243	819,165
Visa Class A	115,300	17,477,174
Western Union	128,082	1,743,196

		107,032,992

Leisure Equipment & Products–0.13%
Hasbro	27,077	972,064
Mattel	75,208	2,754,117

		3,726,181

Life Sciences Tools & Services–0.43%
Agilent Technologies	78,088	3,196,923
†Life Technologies	39,466	1,936,991
PerkinElmer	27,441	870,977
Thermo Fisher Scientific	77,385	4,935,615

LVIP SSgA S&P 500 Index Fund–8

LVIP SSgA S&P 500 Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Life Sciences Tools & Services (continued)
†Waters	19,059	$1,660,420

		12,600,926

Machinery–2.04%
Caterpillar	144,786	12,969,930
Cummins	39,252	4,252,954
Deere	85,690	7,405,330
Dover	38,120	2,504,865
Eaton	100,326	5,437,693
Flowserve	11,800	1,732,240
Illinois Tool Works	95,904	5,831,922
Ingersoll-Rand	60,100	2,882,396
Joy Global	23,000	1,466,940
PACCAR	80,648	3,646,096
Pall	24,106	1,452,628
Parker Hannifin	33,029	2,809,447
Pentair	47,082	2,314,080
Snap-on	13,337	1,053,490
Stanley Black & Decker	38,944	2,880,688
Xylem	43,177	1,170,097

		59,810,796

Media–3.43%
Cablevision Systems Class A	52,500	784,350
CBS Class B	133,459	5,078,115
Comcast Class A	587,268	21,952,078
†DIRECTV	133,354	6,689,037
†Discovery Communications Class A	51,900	3,294,612
Disney (Walt)	391,959	19,515,639
Gannett	54,571	982,824
Interpublic Group	102,076	1,124,878
McGraw-Hill	62,301	3,405,996
News Class A	446,932	11,414,643
Omnicom Group	55,579	2,776,727
Scripps Networks Interactive Class A	20,256	1,173,228
TimeWarner	207,125	9,906,789
TimeWarner Cable	67,191	6,530,293
Viacom Class B	100,340	5,291,932
Washington Post Class B	933	340,741

		100,261,882

Metals & Mining–0.68%
Alcoa	228,884	1,986,713
Allegheny Technologies	22,297	676,937
Cliffs Natural Resources	32,900	1,268,624
Freeport-McMoRan Copper & Gold	206,320	7,056,144
Newmont Mining	109,030	5,063,353
Nucor	71,101	3,070,141
U.S. Steel	35,074	837,216

		19,959,128

Multiline Retail–0.78%
†BigLots	11,606	330,307

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Multiline Retail (continued)
†Dollar General	59,200	$2,610,128
†Dollar Tree	51,900	2,105,064
Family Dollar Stores	21,867	1,386,586
Kohl’s	48,931	2,103,054
Macy’s	84,650	3,303,043
Nordstrom.	34,484	1,844,894
Penney (J.C.)	27,999	551,860
Target	143,094	8,466,872

		22,701,808

Multi-Utilities–1.28%
Ameren	52,410	1,610,035
CenterPoint Energy	92,241	1,775,639
CMS Energy	59,904	1,460,460
Consolidated Edison	65,235	3,623,152
Dominion Resources	124,875	6,468,525
DTE Energy	36,731	2,205,697
Integrys Energy Group	16,053	838,288
NiSource	71,158	1,771,123
PG&E	93,434	3,754,178
Public Service Enterprise Group	112,429	3,440,327
SCANA	29,700	1,355,508
Sempra Energy	50,165	3,558,705
TECO Energy	44,847	751,636
Wisconsin Energy	52,100	1,919,885
Xcel Energy	105,150	2,808,557

		37,341,715

Office Electronics–0.07%
Xerox	288,595	1,968,218

		1,968,218

Oil, Gas & Consumable Fuels–8.74%
Anadarko Petroleum	109,261	8,119,185
Apache.	85,073	6,678,231
Cabot Oil & Gas	45,300	2,253,222
Chesapeake Energy	110,601	1,838,189
Chevron	431,100	46,619,154
ConocoPhillips	268,521	15,571,533
CONSOL Energy	49,328	1,583,429
†Denbury Resources	82,200	1,331,640
Devon Energy	83,504	4,345,548
EOG Resources	58,820	7,104,868
EQT	33,700	1,987,626
Exxon Mobil	1,002,822	86,794,244
Hess	64,765	3,429,954
Kinder Morgan	139,929	4,943,692
Marathon Oil	153,508	4,706,555
Marathon Petroleum	73,754	4,646,502
MurphyOil	40,402	2,405,939
†Newfield Exploration	26,800	717,704
Noble Energy	39,454	4,014,050
Occidental Petroleum	179,305	13,736,556

LVIP SSgA S&P 500 Index Fund–9

LVIP SSgA S&P 500 Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Oil, Gas & Consumable Fuels (continued)
Peabody Energy	61,012	$1,623,529
Phillips 66	136,010	7,222,131
Pioneer Natural Resources	27,500	2,931,225
QEP Resources	40,354	1,221,516
Range Resources	35,952	2,258,864
†Southwestern Energy	76,800	2,565,888
Spectra Energy	144,700	3,961,886
Tesoro	32,242	1,420,260
Valero Energy	120,294	4,104,431
Williams	148,105	4,848,958
†WPX Energy	47,701	709,791

		255,696,300

Paper & Forest Products–0.18%
International Paper	97,218	3,873,165
MeadWestvaco	40,043	1,276,170

		5,149,335

Personal Products–0.16%
Avon Products	96,738	1,389,158
Estee Lauder Class A	55,070	3,296,490

		4,685,648

Pharmaceuticals–5.91%
Abbott Laboratories	346,584	22,701,252
Allergan	66,871	6,134,077
Bristol-Myers Squibb	365,760	11,920,118
†Forest Laboratories	52,891	1,868,110
†Hospira	36,964	1,154,755
Johnson & Johnson	610,556	42,799,976
Lilly (Eli)	222,781	10,987,559
Merck	670,935	27,468,079
†Mylan	92,298	2,536,349
Perrigo	19,800	2,059,794
Pfizer	1,622,229	40,685,503
†Watson Pharmaceuticals	28,914	2,486,604

		172,802,176

Professional Services–0.11%
Dun & Bradstreet	10,500	825,825
Equifax	25,359	1,372,429
Robert Half International	33,374	1,061,961

		3,260,215

Real Estate Investment Trusts–2.11%
American Tower	85,862	6,634,557
Apartment Investment & Management	31,582	854,609
AvalonBay Communities	24,884	3,374,022
Boston Properties	33,509	3,545,587
Equity Residential	69,962	3,964,747
HCP	98,640	4,456,555
Health Care REIT	55,600	3,407,724
Host Hotels & Resorts	164,088	2,571,259

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Real Estate Investment Trusts (continued)
Kimco Realty	87,451	$1,689,553
Plum Creek Timber	33,075	1,467,538
ProLogis	102,300	3,732,927
Public Storage	31,316	4,539,567
Simon Property Group	68,588	10,843,077
Ventas	65,655	4,249,192
Vornado Realty Trust	37,793	3,026,463
Weyerhaeuser	117,660	3,273,301

		61,630,678

Real Estate Management & Development–0.04%
†CBRE Group Class A	62,253	1,238,835

		1,238,835

Road & Rail–0.76%
CSX	230,713	4,551,967
Norfolk Southern	67,476	4,172,716
Ryder System	9,505	474,585
Union Pacific	103,252	12,980,841

		22,180,109

Semiconductors & Semiconductor Equipment–1.91%
†Advanced Micro Devices	113,983	273,559
Altera	70,936	2,443,036
Analog Devices	67,357	2,833,035
Applied Materials	260,262	2,977,397
Broadcom Class A	112,786	3,745,623
†First Solar	11,370	351,106
Intel	1,099,390	22,680,416
KLA-Tencor	36,121	1,725,139
†Lam Research	34,836	1,258,625
Linear Technology	50,178	1,721,105
†LSI	115,687	819,064
Microchip Technology	43,841	1,428,778
†Micron Technology	230,784	1,465,478
NVIDIA	141,758	1,742,206
†Teradyne	45,863	774,626
Texas Instruments	249,160	7,709,010
Xilinx	56,254	2,019,519

		55,967,722

Software–3.35%
†Adobe Systems	109,119	4,111,604
†Autodesk	50,937	1,800,623
†BMC Software	31,775	1,260,197
CA	77,604	1,705,736
†Citrix Systems	39,027	2,566,025
†Electronic Arts	75,652	1,099,224
Intuit	60,510	3,600,345
Microsoft	1,668,574	44,600,983
Oracle	823,839	27,450,315
†RedHat	42,200	2,234,912
†salesforce.com	28,400	4,774,040

LVIP SSgA S&P 500 Index Fund–10

LVIP SSgA S&P 500 Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Software (continued)
†Symantec	152,127	$2,861,509

		98,065,513

Specialty Retail–2.09%
Abercrombie & Fitch	19,632	941,747
†AutoNation	7,735	307,080
†AutoZone	7,889	2,796,098
†Bed Bath & Beyond	48,612	2,717,897
BestBuy	61,420	727,827
†CarMax	49,900	1,873,246
GameStop Class A	29,844	748,786
Gap	68,018	2,111,279
HomeDepot	330,593	20,447,176
Limited Brands	52,765	2,483,121
Lowe’s	244,347	8,679,205
†O’Reilly Automotive	25,600	2,289,152
PETsMART	24,300	1,660,662
Ross Stores	46,800	2,534,220
Staples	149,545	1,704,813
Tiffany & Co.	25,128	1,440,840
TJX	163,482	6,939,811
†Urban Outfitters	22,700	893,472

		61,296,432

Textiles, Apparel & Luxury Goods–0.62%
Coach	63,762	3,539,429
†Fossil	12,800	1,191,680
NIKE Class B	160,464	8,279,942
Ralph Lauren	13,758	2,062,599
VF	20,331	3,069,371

		18,143,021

Thrift & Mortgage Finance–0.06%
Hudson City Bancorp	102,202	830,902
People’s United Financial	73,100	883,779

		1,714,681

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Tobacco–1.74%
Altria Group	442,735	$13,910,734
Lorillard	27,425	3,199,675
Philip Morris International	368,811	30,847,352
Reynolds American	68,738	2,847,815

		50,805,576

Trading Companies & Distributors–0.19%
Fastenal	60,800	2,838,752
Grainger (W.W.)	13,283	2,688,081

		5,526,833

Wireless Telecommunication Services–0.31%
†Crown Castle International	64,900	4,683,184
†MetroPCS Communications	62,700	623,238
†Sprint Nextel	665,404	3,772,841

		9,079,263

Total Common Stock (Cost $2,356,152,689)		2,805,539,955

MONEY MARKET MUTUAL FUND–4.21%
Dreyfus Treasury & Agency Cash Management Fund	123,172,527	123,172,527

Total Money Market Mutual Fund (Cost $123,172,527)		123,172,527

	Principal Amount°
SHORT-TERM INVESTMENTS–0.28%
U.S. Treasury Obligations–0.28%
U.S. Treasury Bills
^¥0.085% 3/7/13	$5,048,000	5,047,732
^¥0.369% 2/7/13	3,240,000	3,239,909

Total Short-Term Investments (Cost $8,287,016)		8,287,641

TOTAL VALUE OF SECURITIES–100.41% (Cost $2,487,612,232)	2,937,000,123
«LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.41%)	(11,941,114)

NET ASSETS APPLICABLE TO 286,987,977 SHARES OUTSTANDING–100.00%	$2,925,059,009

LVIP SSgA S&P 500 Index Fund–11

LVIP SSgA S&P 500 Index Fund

Statement of Net Assets (continued)

NET ASSET VALUE–LVIP SSgA S&P 500 INDEX FUND STANDARD CLASS ($2,396,852,375 / 235,184,886 Shares)	$10.191

NET ASSET VALUE–LVIP SSgA S&P 500 INDEX FUND SERVICE CLASS ($528,206,634 / 51,803,091 Shares)	$10.196

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2012:
Shares of beneficial interest (unlimited authorization–no par)	$2,581,406,428
Undistributed net investment income	19,475,102
Accumulated net realized loss on investments	(124,681,864)
Net unrealized appreciation of investments and derivatives	448,859,343

Total net assets	$2,925,059,009

†	Non-income producing for the period.

«	Of this amount, $20,152,628 represents payable for securities purchased and $3,286,138 represents payable for fund shares redeemed as of December 31, 2012.

^	Zero coupon security. The rate shown is the yield at the time of purchase.

*	Considered an affiliated company. Investments in companies considered to be affiliates of the Fund were as follows:

Company	Balance at Beginning of Period	Gross Additions	Gross Reductions	Realized Loss During the Period	Value 12/31/12	Dividend Income
Lincoln National	$854,150	$465,134	$—	$—	$1,649,390	$15,891
State Street	3,071,582	1,471,072	586,080	(191,314)	4,762,066	84,815

	$3,925,732				$6,411,456

°	Principal amount shown is stated in U.S. Dollars unless noted that the security is denominated in another currency.

¥	Fully or partially pledged as collateral for futures contracts.

The following futures contracts were outstanding at December 31, 2012:1

Futures Contracts

Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
1,660 E-mini S&P 500 Index	$118,396,848	$117,868,300	3/16/13	$(528,548)

The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional value presented above represents the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1]	See Note 7 in “Notes to Financial Statements.”

REIT–Real Estate Investment Trust

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA S&P 500 Index Fund–12

LVIP SSgA S&P 500 Index Fund

Statement of Operations

Year Ended December 31, 2012

LVIP SSgA S&P 500 Index Fund

Statements of Changes in Net Assets

INVESTMENT INCOME:
Dividends	$52,716,300
Interest	4,860
Foreign tax withheld	(32,543)

52,688,617

EXPENSES:
Management fees	4,265,512
Distribution fees-Service Class	1,195,898
Accounting and administration expenses	985,289
License fees	228,917
Reports and statements to shareholders	114,981
Professional fees	63,507
Trustees’ fees	49,860
Custodian fees	30,180
Pricing fees	9,041
Other	37,038

Total operating expenses	6,980,223

NET INVESTMENT INCOME	45,708,394

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	(33,994,051)
Futures contracts	10,286,031

Net realized loss	(23,708,020)

Net change in unrealized appreciation (depreciation) of:
Investments	281,697,904
Futures contracts	(844,483)

Net change in unrealized appreciation (depreciation)	280,853,421

NET REALIZED AND UNREALIZED GAIN	257,145,401

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$302,853,795

See accompanying notes, which are an integral part of the financial statements.

	Year Ended
	12/31/12	12/31/11
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$45,708,394	$23,732,889
Net realized loss	(23,708,020)	(39,457,384)
Net change in unrealized appreciation (depreciation)	280,853,421	71,571,964

Net increase in net assets resulting from operations	302,853,795	55,847,469

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(22,836,242)	(12,284,234)
Service Class	(3,640,265)	(2,981,542)

	(26,476,507)	(15,265,776)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	1,356,021,768	965,167,811
Service Class	137,067,452	89,987,807
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	22,836,242	12,284,233
Service Class	3,640,265	2,981,542

	1,519,565,727	1,070,421,393

Cost of shares repurchased:
Standard Class	(525,832,533)	(295,075,367)
Service Class	(120,029,042)	(94,117,001)

	(645,861,575)	(389,192,368)

Increase in net assets derived from capital share transactions	873,704,152	681,229,025

NET INCREASE IN NET ASSETS	1,150,081,440	721,810,718
NET ASSETS:
Beginning of year	1,774,977,569	1,053,166,851

End of year	$2,925,059,009	$1,774,977,569

Undistributed net investment income	$19,475,102	$8,619,213

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA S&P 500 Index Fund–13

LVIP SSgA S&P 500 Index Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA S&P 500 Index Fund Standard Class
	Year Ended
	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08[1]
Net asset value, beginning of period	$8.896	$8.815	$7.768	$6.237	$10.318

Income (loss) from investment operations:
Net investment income[2]	0.202	0.164	0.137	0.131	0.177
Net realized and unrealized gain (loss)	1.189	(0.001)	1.004	1.495	(4.011)

Total from investment operations	1.391	0.163	1.141	1.626	(3.834)

Less dividends and distributions from:
Net investment income	(0.096)	(0.082)	(0.094)	(0.095)	(0.170)
Return of capital	—	—	—	—	(0.077)

Total dividends and distributions	(0.096)	(0.082)	(0.094)	(0.095)	(0.247)

Net asset value, end of period	$10.191	$8.896	$8.815	$7.768	$6.237

Total return[3]	15.65%	1.85%	14.73%	26.11%	(37.19% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,396,852	$1,332,511	$614,978	$478,447	$338,927
Ratio of expenses to average net assets	0.25%	0.28%	0.30%	0.31%	0.28%
Ratio of expenses to average net assets prior to expenses waived/reimbursed.	0.25%	0.28%	0.30%	0.32%	0.33%
Ratio of net investment income to average net assets	2.04%	1.85%	1.72%	1.97%	2.07%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.04%	1.85%	1.72%	1.96%	2.02%
Portfolio turnover	14%	11%	5%	21%	12%

[1]	Commencing May 1, 2008, SSgA Funds Management, Inc. replaced Mellon Capital Management Corporation as the Fund’s sub-advisor.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA S&P 500 Index Fund–14

LVIP SSgA S&P 500 Index Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA S&P 500 Index Fund Service Class
	Year Ended
	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08[1]
Net asset value, beginning of period	$8.901	$8.820	$7.773	$6.243	$10.314

Income (loss) from investment operations:
Net investment income[2]	0.177	0.143	0.118	0.114	0.157
Net realized and unrealized gain (loss)	1.189	(0.002)	1.003	1.494	(4.006)

Total from investment operations	1.366	0.141	1.121	1.608	(3.849)

Less dividends and distributions from:
Net investment income	(0.071)	(0.060)	(0.074)	(0.078)	(0.145)
Return of capital	—	—	—	—	(0.077)

Total dividends and distributions	(0.071)	(0.060)	(0.074)	(0.078)	(0.222)

Net asset value, end of period	$10.196	$8.901	$8.820	$7.773	$6.243

Total return[3]	15.36%	1.60%	14.45%	25.78%	(37.34% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$528,207	$442,467	$438,189	$228,498	$70,614
Ratio of expenses to average net assets	0.50%	0.53%	0.55%	0.56%	0.53%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.50%	0.53%	0.55%	0.57%	0.58%
Ratio of net investment income to average net assets	1.79%	1.60%	1.47%	1.72%	1.82%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.79%	1.60%	1.47%	1.71%	1.77%
Portfolio turnover	14%	11%	5%	21%	12%

[1]	Commencing May 1, 2008, SSgA Funds Management, Inc. replaced Mellon Capital Management Corporation as the Fund’s sub-advisor.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA S&P 500 Index Fund–15

LVIP SSgA S&P 500 Index Fund

Notes to Financial Statements

December 31, 2012

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 66 series (Series). These financial statements and the related notes pertain to the LVIP SSgA S&P 500 Index Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek to approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.

“Standard & Poor’s®”, “S&P 500®”, “Standard & Poor’s 500®” and “500®” are trademarks of Standard & Poor’s Financial Services, LLC, a subsidiary of The McGraw-Hill Companies, Inc. and have been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of purchasing the product.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Short-term debt securities having less than 60 days to maturity are valued using the evaluated mean. Open-end investment companies are valued at their published net asset value. Futures contracts are valued at the daily quoted settlement prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2009–December 31, 2012), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Distributions received from investments in Real Estate Investment Trusts are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

LVIP SSgA S&P 500 Index Fund–16

LVIP SSgA S&P 500 Index Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended ended December 31, 2012.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (LIAC) is a registered investment advisor and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.24% of the first $500 million of the average daily net assets of the Fund; 0.20% of the next $500 million; and 0.16% of the average daily net assets in excess of $1 billion.

SSgA Funds Management, Inc. (Sub-Advisor) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Advisor a fee based on the Fund’s average daily net assets.

The Fund has investments in Lincoln National Corporation, the parent company of LIAC.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund paid Lincoln Life a fee at an annual rate of 0.008% of the average daily net assets of the Fund and reimbursed Lincoln Life for the cost of internal legal services. For the year ended December 31, 2012, fees for these administrative and legal services amounted to $183,276 and $19,789, respectively. Beginning January 1, 2013, the Trust will reimburse Lincoln Life for the cost of administrative and internal legal services.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2012, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$443,445
Distribution fees payable to LFD	111,024

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The Fund pays the compensation of unaffiliated trustees.

3. Investments

For the year ended December 31, 2012, the Fund made purchases of $1,110,829,207 and sales of $310,587,982 of investment securities other than short-term investments.

At December 31, 2012, the cost of investments for federal income tax purposes was $2,593,680,190. At December 31, 2012, net unrealized appreciation was $343,319,933, of which $485,791,834 related to unrealized appreciation of investments and $142,471,901 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

LVIP SSgA S&P 500 Index Fund–17

LVIP SSgA S&P 500 Index Fund

Notes to Financial Statements (continued)

3. Investments (continued)

Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2012:

	Level 1	Level 2	Total
Common Stock.	$2,805,539,955	$—	$2,805,539,955
Money Market Mutual Fund	123,172,527	—	123,172,527
Short-Term Investments	—	8,287,641	8,287,641

Total	$2,928,712,482	$8,287,641	$2,937,000,123

Futures Contracts	$(528,548)	$—	$(528,548)

During the year ended December 31, 2012, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2012 and 2011 was as follows:

	Year Ended 12/31/12	Year Ended 12/31/11
Ordinary income	$26,476,507	$15,265,766

In addition, the Fund declared an ordinary income consent dividend of $8,375,998 for the year ended December 31, 2011. The amounts have been deemed paid and contributed to the Fund as additional paid-in capital.

5. Components of Net Assets on a Tax Basis

As of December 31, 2012, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$2,581,406,428
Undistributed ordinary income	19,475,102
Unrealized appreciation	343,319,933
Accumulated capital and other losses	(19,142,454)

Net assets	$2,925,059,009

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, return of capital from investment and market-to-market on futures contracts.

LVIP SSgA S&P 500 Index Fund–18

LVIP SSgA S&P 500 Index Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis (continued)

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to consent dividends. Results of operations and net assets were not affected by thse reclassifications. For the year ended December 31, 2012, the Fund recorded the following reclassfications:

Undistributed Net Investment Income	Paid -in Capital
$(8,375,998)	$8,375,998

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Capital loss carryforwards remaining at December 31, 2012, if not utilized in future years, will expire as follows: $4,853,086 expires in 2017.

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. The provisions of the Act were effective for the Fund’s calendar year ended December 31, 2011. The Act provides for the unlimited carryover of future capital losses; however, there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized, due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss, whereas before the Act, capital losses carried forward were treated as short-term.

At December 31, 2012, long-term losses of $14,289,368 will be carried forward under the Act.

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/12	Year Ended 12/31/11
Shares sold:
Standard Class	136,388,747	112,006,237
Service Class	14,006,822	10,125,152
Shares issued upon reinvestment of dividends and distributions:
Standard Class	2,275,432	1,383,360
Service Class	362,468	335,532

	153,033,469	123,850,281

Shares repurchased:
Standard Class	(53,266,127)	(33,368,987)
Service Class	(12,276,282)	(10,432,892)

	(65,542,409)	(43,801,879)

Net increase	87,491,060	80,048,402

7. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Futures Contracts–The Fund may use futures in the normal course of pursuing its investment objectives. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is minimal counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees against default.

LVIP SSgA S&P 500 Index Fund–19

LVIP SSgA S&P 500 Index Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

Fair values of derivative instruments as of December 31, 2012 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Interest rate contracts
(Futures contracts)	Liabilities net of receivables and other assets	—	Liabilities net of receivables and other assets	(528,548)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2012 was as follows:

	Location of Gain or Loss on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Interest rate contracts (Futures	Net realized gain on futures contracts and net change in
contracts)	unrealized appreciation (depreciation) of futures contracts	$10,286,031	$(844,483)

Derivatives Generally–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2012. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2012.

	Asset Derivative Volume	Liability Derivative Volume
Futures contracts (average notional value)	$74,236,641	$—

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

9. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP SSgA S&P 500 Index Fund–20

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP SSgA S&P 500 Index Fund

We have audited the accompanying statement of net assets of the LVIP SSgA S&P 500 Index Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012 by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP SSgA S&P 500 Index Fund of the Lincoln Variable Insurance Products Trust at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 18, 2013

Philadelphia, Pennsylvania

LVIP SSgA S&P 500 Index Fund–21

LVIP SSgA S&P 500 Index Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2012, the Fund designates distributions paid during the year as follows:

(A) Long-Term Capital Gains Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
0.00%	100.00%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management Agreement and Sub-Advisory Agreement

On August 29 and September 10, 2012, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “LVIP Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the LVIP Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal or approval of the sub-advisory agreement with various sub-advisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the LVIP Trust (each a “Fund”).

The trustees who are not “interested persons” of the LVIP Trust (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and the sub-advisers prior to the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also received information about the Funds throughout the year in connection with the regular quarterly Board meetings from LIAC and, as applicable, the various portfolio management teams providing services to the Funds.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, LVIP Trust officers and Lincoln Life and LIAC employees to consider the renewal of the Advisory Agreements. In considering the renewal or approval of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered, among others, the factors listed below and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed or approved and accordingly, recommended to the Board of Trustees the renewal or approval of the Advisory Agreements.

Approval of Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Independent Trustees considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel, resources, compliance and LIAC’s criteria for review of the sub-adviser’s performance. The Independent Trustees reviewed the services provided by LIAC in serving as investment adviser, the personnel providing the investment management services and compliance staff, regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-adviser. The Independent Trustees noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Independent Trustees also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. Based on this information, the Independent Trustees concluded that the services provided by LIAC were satisfactory.

The Independent Trustees reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2012, for the Fund compared to the average performance of a performance universe of funds in a Lipper category underlying variable insurance products (“performance group”) and a benchmark index.

The Independent Trustees reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee, sub-advisory fee and expense ratio to those of a Lipper expense peer group for the Fund. The Independent Trustees considered that management fees as reported by Lipper include separate administrative and accounting fees for the Fund as well as the funds in the expense group, to the extent the expense group funds pay separate administrative and accounting fees. The expense peer group consists of the Fund and other funds in a Lipper category underlying variable insurance products, as classified by Lipper (“expense group”).

LVIP SSgA S&P 500 Index Fund–22

LVIP SSgA S&P 500 Index Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement with LIAC (continued)

The Independent Trustees considered that LIAC does not manage the day-to-day portfolio of the Fund, but had delegated those duties to an unaffiliated sub-adviser. The Independent Trustees concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.

The Independent Trustees noted that the investment management fees for the Fund were within range of the average investment management fee of the Lipper expense group. On the basis of the information provided, the Independent Trustees concluded that the Fund’s investment management fee was reasonable in light of the nature, quality and extent of services provided by LIAC.

The Independent Trustees considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Independent Trustees considered that the Fund had breakpoints in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.

The Independent Trustees also reviewed the profitability analysis to LIAC and its affiliates with respect to the Fund individually and the Funds group overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Independent Trustees reviewed materials provided by LIAC and Lincoln as to any such benefits. Lincoln Insurance Companies receive and retain 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Independent Trustees also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from Lincoln Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates may benefit from economies of scale with the Fund when it bargains together with the Fund for certain services. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums will be allocated to the Fund as received.

Approval of Sub-Advisory Agreement with SSgA

In considering the renewal of the sub-advisory agreement between LIAC and SSgA Funds Management, Inc. (“SSgA”) on behalf of the Fund, the Independent Trustees considered the nature, extent and quality of services provided by SSgA under the sub-advisory agreement. The Independent Trustees reviewed the services provided by SSgA, the background of the investment professionals servicing the Fund, and the reputation, resources and investment approach of SSgA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance and regulatory matters.

The Independent Trustees reviewed the Fund’s return compared to the average return of the Lipper performance group of S&P 500 index objective funds and the S&P 500 Index. The Independent Trustees noted that the Fund’s returns for the one year, three year and five year periods were within range of the average of the Lipper performance group and the performance of the benchmark index. The Independent Trustees concluded that the services provided by SSgA were satisfactory.

The Independent Trustees reviewed the sub-advisory fee schedule which includes breakpoints, and noted that the sub-advisory fees for the Fund were below the averages of the Lipper contractual sub-adviser fees expense group. The Independent Trustees considered that the sub-advisory fee schedule for the Fund was negotiated between LIAC and SSgA, an unaffiliated third party. The Independent Trustees concluded that the sub-advisory fees for the Fund were reasonable.

With respect to profitability, the Independent Trustees considered information regarding SSgA’s estimated profitability from providing sub-advisory services to the Fund and concluded that estimated profitability was not unreasonable. The Independent Trustees reviewed materials provided by SSgA as to any additional benefits it receives and noted that SSgA may aggregate trades with other clients whose combined commission totals may be used to generate soft dollar credits which may be used for the benefit of other clients of SSgA.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Independent Trustees determined that the terms of the investment management agreement and sub-advisory agreement for the Fund continue to be fair and reasonable, and that the continuation of each such agreement is in the best interests of the Fund and recommended the renewal of the respective agreements to the Board of Trustees.

LVIP SSgA S&P 500 Index Fund–23

Officer/Trustee Information for Lincoln VIP Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Fidelity Investments	71	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	71	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Retired; Formerly, Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	71	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	71	N/A
Gary D. Lemon, PH.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly, Advisory Trustee since November 2004	Joseph Percival Allen III University Professor, James W. Emerson Director of the Robert C. McDermond Center for Management and Entrepreneurship, Professor of Economics and Management, DePauw University	71	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C.	71	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; Formerly, President Emeritus, Indiana Health Association; Formerly, President, Indiana Hospital & Health Association	71	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC.	71	N/A
Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since June 2011	Senior Vice President and Treasurer, Lincoln National Corporation; Formerly, Senior Vice President, Head of Insurance & Retirement Solutions Financial Management	N/A	N/A

LVIP SSgA S&P 500 Index Fund–24

Officer/Trustee Information for Lincoln VIP Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Jill R. Whitelaw, Esq.[1] Radnor Financial Center, 150 N. Radnor Chestor Rd, Radnor, PA 19087 YOB: 1963	Vice President, Secretary, and Chief Legal Officer	Vice President, Secretary, and Chief Legal Officer since December 2012; Formerly, Secretary and Chief Legal Officer since June 2011	Vice President and Chief Counsel—Fund Management, The Lincoln National Life Insurance Company; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corp.; Formerly, Of Counsel–Montgomery, McCracken, Walker & Rhoades; Director–Merrill Lynch, Pierce, Fenner & Smith	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, Director of Funds Management, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A
Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Vice President since December 2012	Vice President, The Lincoln National Life Insurance Company	N/A	N/A
Blake W. Martin[1] Radnor Financial Center, 150 N. Radnor Chester Rd, Radnor, PA 19087 YOB: 1956	Vice President	Vice President since December 2012	Vice President and Head of Corporate Tax, Lincoln National Corporation; Formerly, Independent Consultant and Managing Director at Smart Business Advisory and Consulting, LLC.	N/A	N/A
John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President since June 2011 and Chief Compliance Officer since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A
David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011	Vice President, Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly, Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A

LVIP SSgA S&P 500 Index Fund–25

Officer/Trustee Information for Lincoln VIP Trust (unaudited) (continued)

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*	The Trust Complex is comprised of the 66 Series of the Lincoln Variable Insurance Products Trust and the 5 Series of the Lincoln Advisors Trust.

[1]

All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940, by reason of their being officers of Lincoln Investment Advisors Corporation.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSgA S&P 500 Index Fund–26

LVIP SSgA Small-Cap Index Fund

LVIP SSgA Small-Cap Index Fund

a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2012

LVIP SSgA Small-Cap Index Fund

LVIP SSgA Small-Cap Index Fund

2012 Annual Report Commentary (unaudited)

Managed by:

The Fund returned 15.89% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2012, while its benchmark, the Russell 2000® Index*, returned 16.35%

After frustration and gloom produced a downbeat finish to 2011, the turn of the calendar unleashed fresh money flows across a range of risky assets. Solid U.S. data on employment and manufacturing activity, coupled with European figures that reflected economic stabilization, compelled more cautious investors to increase equity exposure steadily through January and credit spreads tumbled as confidence improved. In March, however, China tempered its GDP growth outlook for 2012 and cyclical themes and commodities began to stumble. Although March took some shine away from equity performance outside the U.S., the choppy conditions merelyserved to equilibrate the consistent appreciation that characterized January and February.

After the promising strength that financial markets had enjoyed in the early months of the year, global investors endured a difficult spring of 2012. While healthy first-quarter earnings reports countered the hesitant tone of incoming economic indicators during April, share prices had little buffer left in May when U.S. employment figures lost momentum, Chinese trade data looked soft, and financial pressures once again started to percolate through the Eurozone. The possibility that new Greek leadership might formally reject the Euro led to fears that bank deposits could eventually face involuntary devaluation, not only in Greece, but also in other heavily indebted peripheral nations. But a European summit during the final days of June provided for direct recapitalization of Spanish banks without subordination of existing lenders, sparking equities worldwide to finish the first half of the year with a flourish. Commodity prices also enjoyed their strongest daily surge in over a year.

The third quarter as a whole offered considerable relief to investors who had suffered through a difficult spring. Volatility continued to ebb during the summer as central bankers extended deployment of the ample financial resources at their disposal, and global equities wound up achieving solid gains during each month of the third quarter. This outcome would have been hard to discern in early July, when tepid U.S. employment figures stole the thunder from fresh easing moves in the UK and Europe. Unlike earlier quantitative programs, however, the latest moves did not drive bond yields higher, nor did equities hold their gains. Mortgages naturally rallied and gold stayed strong, but energy prices pulled back. To build further on the progress achieved through the summer months, investors seemed to want greater evidence of economic improvement, and the jury was still out on the trend as the third quarter drew to a close.

The final stanza of 2012 proved broadly rewarding for investors in global equities, but fixed income returns were lackluster aside from prosperous high-yield situations. In the end, a year that endured repeated threats of eurozone rupture, frequently violent unrest across the Middle East, and escalating political rancor in the U.S., produced the best relative performance of stocks over bonds since 2009. The fourth quarter contributed handily to this renaissance for equity owners, though those focused too closely on the performance of U.S. averages might not have noticed, as the fraught atmosphere in Washington DC limited the upside in U.S. shares. At the same time, moves to greater financial unity in the eurozone mitigated downside risks in Europe, a change in Japanese leadership lifted hopes for more inflation-oriented policy choices in Tokyo, and Chinese economic growth seemed to be pulling out of mid-year doldrums.

On a sector basis, the Fund’s performance benefited from nine of the ten sectors being positive, with the financials, consumer discretionary, and industrials sectors contributing the most, whereas energy was the only sector that yields negative return.

On an individual securities’ basis the largest positive contributors to the relative performance of the Fund during this period included Pharmacyclics Inc., Ocwen Financial Corp., 3D Systems Corp., Louisiana-Pacific Corp., and Eagle Materials Inc.

On an individual securities’ basis, the prominent detractors to the relative performance of the Fund during this period included Key Energy Services Inc., Knight Capital Group Inc. Cl A, Bill Barrett Corp., Quality Systems Inc., and Patriot Coal Corp. Patriot Coal Corp. was not held at the end of the reporting period.

The Fund uses a replication indexing approach and does not individually select stocks. It seeks to track as closely as possible, before fees and expenses, the return of the benchmark, Russell 2000® Index. There is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor stock performance.

Global Equity Beta Solutions Team

SSgA Funds Management, Inc.

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP SSgA Small-Cap Index Fund–1

LVIP SSgA Small-Cap Inde Fund

2012 Annual Report Commentary (unaudited) (continued)

Growth of $10,000 invested 12/31/2002 through 12/31/ 2012

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP SSgA Small-Cap Index Fund Standard Class shares on 12/31/02. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2012, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $22,829. For comparison, look at how the Russell 2000® Index did over the same period. The same $10,000 investment would have increased to $25,296. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company seperate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

Average annual total returns on investment	Ended 12/31/12

Standard Class Shares
One Year	+15.89%
Five Years	+3.04%
Ten Years	+8.60%

Service Class Shares
One Year	+15.60%
Five Years	+2.78%
Inception (4/30/07)	+1.39%

*	TheRussell2000® Indexmeasurest he performance of the 2,000 smallest companies in the Russell 3000® Index which represents approximately 8% of the market capitalization of the Russell 3000® Index.

Commencing April 30, 2008, SSgA Funds Management, Inc. replaced Mellon Capital Management Corporation as the Fund’s sub-advisor.

Effective April 30, 2007, the Fund’s investment objective changed from active management of small-cap growth companies to passive management of a small-cap index strategy. Performance prior to April 30, 2007, reflects that of the former investment objective.

LVIP SSgA Small-Cap Index Fund–2

LVIP SSgA Small-Cap Index Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2012 to December 31, 2012

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2012 to December 31, 2012.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Annualized Expense Ratio	Expenses Paid During Period 7/1/12 to 12/31/12*
Actual
Standard Class Shares	$1,000.00	$1,070.40	0.41%	$2.13
Service Class Shares	1,000.00	1,069.10	0.66%	3.43
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.08	0.41%	$2.08
Service Class Shares	1,000.00	1,021.82	0.66%	3.35

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP SSgA Small-Cap Index Fund–3

LVIP SSgA Small-Cap Index Fund

Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)

As of December 31, 2012

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets
Common Stock	97.43%
Aerospace & Defense	1.60%
Air Freight & Logistics	0.35%
Airlines	0.78%
Auto Components	0.90%
Automobiles	0.04%
Beverages	0.15%
Biotechnology	3.64%
Building Products	0.97%
Capital Markets	2.46%
Chemicals	2.13%
Commercial Banks	6.32%
Commercial Services & Supplies	2.52%
Communications Equipment	2.06%
Computers & Peripherals	0.69%
Construction & Engineering	0.88%
Construction Materials	0.39%
Consumer Finance	0.61%
Containers & Packaging	0.27%
Distributor	0.24%
Diversified Consumer Services	1.13%
Diversified Financial Services	0.31%
Diversified Telecommunication Services	0.58%
Electric Utilities	1.44%
Electrical Equipment	1.23%
Electronic Equipment, Instruments & Components	2.28%
Energy Equipment & Services	2.05%
Food & Staples Retailing	1.03%
Food Products	1.52%
Gas Utilities	0.97%
Health Care Equipment & Supplies	3.00%
Health Care Providers & Services	2.76%
Health Care Technology	0.60%
Hotels, Restaurants & Leisure	3.04%
Household Durables	1.32%
Household Products	0.02%
Independent Power Producers & Energy Traders	0.14%
Industrial Conglomerates	0.18%
Insurance	2.44%
Internet & Catalog Retail	0.39%
Internet Software & Services	2.03%
IT Services	1.82%
Leisure Equipment & Products	0.49%
Life Sciences Tools & Services	0.35%
Machinery	3.34%
Marine	0.03%
Media	1.23%
Metals & Mining	1.60%

Security Type/Sector	Percentage of Net Assets
Multiline Retail	0.17%
Multi-Utilities	0.43%
Oil, Gas & Consumable Fuels	3.90%
Paper & Forest Products	0.82%
Personal Products	0.29%
Pharmaceuticals	1.42%
Professional Services	1.52%
Real Estate Investment Trusts	7.93%
Real Estate Management & Development	0.16%
Road & Rail	1.16%
Semiconductors & Semiconductor Equipment	3.49%
Software	3.62%
Specialty Retail	3.39%
Textiles, Apparel & Luxury Goods	1.48%
Thrift & Mortgage Finance	1.77%
Tobacco	0.22%
Trading Companies & Distributors	0.96%
Transportation Infrastructure	0.01%
Water Utilities	0.27%
Wireless Telecommunication Services	0.10%
Closed-End Fund	0.02%
Rights	0.00%
Warrants	0.00%
Money Market Mutual Fund	2.67%
Short-Term Investment	0.22%
Total Value of Securities	100.34%
Liabilities Net of Receivables and Other Assets	(0.34%)
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Ocwen Financial	0.31%
Genesee & Wyoming Class A	0.28%
Two Harbors Investment	0.26%
CommVault Systems	0.26%
Pharmacyclics	0.25%
Starwood Property Trust	0.25%
Alaska Air Group	0.24%
Dril-Quip	0.24%
Eagle Materials	0.24%
Warnaco Group	0.23%
Total	2.56%

LVIP SSgA Small-Cap Index Fund–4

LVIP SSgA Small-Cap Index Fund

Statement of Net Assets

December 31, 2012

	Number of Shares	Value (U.S. $)

COMMON STOCK–97.43%
Aerospace & Defense–1.60%
AAR	17,478	$326,489
†AeroVironment	8,746	190,138
American Science & Engineering	3,605	235,082
†API Technologies	16,300	47,922
†Astronics	5,400	123,552
†CPI Aerostructures	2,800	28,028
Cubic	6,660	319,480
Curtiss-Wright	20,397	669,634
†DigitalGlobe	16,200	395,928
†Esterline Technologies	14,257	906,888
†GenCorp	24,050	220,058
†GeoEye	7,638	234,716
HEICO	23,216	1,039,148
†Hexcel	44,006	1,186,402
†KEYW Holding	10,900	138,321
†Kratos Defense & Security Solutions	23,109	116,238
†LMI Aerospace	5,100	98,634
†Moog Class A	21,112	866,225
National Presto Industries	1,844	127,420
†Orbital Sciences	26,139	359,934
SIFCO Industries	1,300	20,475
Sypris Solutions	5,300	20,988
†TASER International	23,237	207,739
†Teledyne Technologies	16,206	1,054,524

		8,933,963

Air Freight & Logistics–0.35%
†Air Transport Services Group	28,700	115,087
†Atlas Air Worldwide Holdings	11,357	503,229
ForwardAir	13,048	456,810
†Hub Group Class A	16,870	566,832
†Pacer International	19,720	76,908
†Park-Ohio Holdings	5,200	110,812
†XPO Logistics	8,900	154,682

		1,984,360

Airlines–0.78%
†Alaska Air Group	31,556	1,359,748
Allegiant Travel	6,769	496,912
†Hawaiian Holdings	25,800	169,506
†JetBlue Airways	106,484	608,024
†Republic Airways Holdings	17,247	97,963
SkyWest	20,773	258,832
†Spirit Airlines	18,300	324,276
†US Airways Group	75,500	1,019,250

		4,334,511

Auto Components–0.90%
†American Axle & Manufacturing Holdings	29,195	326,984
Cooper Tire & Rubber	28,736	728,745
Dana Holdings	68,600	1,070,846
Dorman Products	10,900	385,206

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Auto Components (continued)
Drew Industries	8,295	$267,514
†Exide Technologies	43,839	149,929
†Federal-Mogul Class A	9,300	74,586
†Fuel Systems Solutions	4,800	70,560
†Gentherm	15,506	206,230
†Modine Manufacturing	23,716	192,811
Shiloh Industries	2,200	22,660
Spartan Motors	18,960	93,473
Standard Motor Products	7,700	171,094
†Stoneridge	15,755	80,666
Superior Industries International	9,014	183,886
†Tenneco	28,273	992,665
†Tower International	2,300	18,515

		5,036,370

Automobiles–0.04%
†Winnebago Industries	14,864	254,620

		254,620

Beverages–0.15%
†Boston Beer Class A	3,444	463,046
†Central European Distribution	39,000	84,630
Coca-Cola Bottling Consolidated	2,491	165,652
†Craft Brewers Alliance	5,900	38,232
National Beverage	6,306	92,005

		843,565

Biotechnology–3.64%
†Achillion Pharmaceuticals	29,400	235,788
†Acorda Therapeutics	18,051	448,748
†Aegerion Pharmaceuticals	10,600	269,134
†Affymax	16,070	305,330
†Agenus	11,500	47,150
†Alkermes	53,947	999,098
†Alnylam Pharmaceuticals	20,453	373,267
†AMAG Pharmaceuticals	11,219	165,031
†Amicus Therapeutics	13,600	36,448
†Anacor Pharmaceuticals	9,700	50,440
†Arena Pharmaceuticals	100,477	906,303
†ArQule	31,237	87,151
†Array BioPharma	46,695	173,705
†Astex Pharmaceuticals	47,100	137,061
†AVEO Pharmaceuticals	19,700	158,585
†BioCryst Pharmaceuticals	28,600	40,612
†BioSpecifics Technologies	2,400	35,880
†Biotime	15,400	48,356
†Celldex Therapeutics	29,700	199,287
†Cepheid	30,469	1,030,157
†ChemoCentryx	2,600	28,444
†Clovis Oncology	6,900	110,400
†Codexis	14,562	32,182
†Coronado Biosciences	11,500	51,865
†Cubist Pharmaceuticals	29,276	1,231,349

LVIP SSgA Small-Cap Index Fund–5

LVIP SSgA Small-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Biotechnology (continued)
†Curis	39,900	$136,857
†Cytori Therapeutics	27,700	78,114
†Dendreon	68,000	359,040
†Discovery Laboratories	21,900	46,209
†Dyax	37,000	128,760
†Dynavax Technologies	68,400	195,624
†Emergent BioSolutions	13,098	210,092
Enzon Pharmaceuticals	24,498	108,526
†Exact Sciences	26,200	277,458
†Exelixis	81,302	371,550
†Genomic Health	6,698	182,587
†Geron	72,535	102,274
†GTx	10,700	44,940
†Halozyme Therapeutic	44,513	298,682
†Horizon Pharma	10,700	24,931
†Idenix Pharmaceuticals	39,772	192,894
†ImmunoCellular Therapeutics	20,100	38,592
†Immunogen	35,700	455,175
†Immunomedics	35,295	103,061
†Infinity Pharmaceuticals	12,400	434,000
†Intercept Pharmaceuticals	1,800	61,632
†InterMune	26,574	257,502
†Ironwood Pharmaceuticals	33,500	371,515
†Isis Pharmaceuticals	47,946	501,515
†Keryx Biopharmaceuticals	36,900	96,678
†KYTHERA Biopharmaceuticals	1,900	57,646
†Lexicon Genetics	100,400	222,888
†Ligand Pharmaceuticals Class B	8,928	185,167
†MannKind	57,011	131,695
Maxygen	13,175	32,411
†Merrimack Pharmaceuticals	7,700	46,893
†Momenta Pharmaceuticals	20,011	235,730
†Neurocrine Biosciences	33,528	250,789
†NewLink Genetics	6,400	80,000
†Novavax	72,500	137,025
†NPS Pharmaceuticals	38,300	348,530
†OncoGenex Pharmaceutical	8,300	108,896
†Oncothyreon	20,000	38,400
†Opko Health	42,300	203,463
†Orexigen Therapeutics	30,584	161,178
†Osiris Therapeutics	2,660	23,887
PDLBioPharma	63,300	446,265
†Pharmacyclics	24,200	1,401,180
†Progenics Pharmaceuticals	16,068	47,883
†Raptor Pharmaceutical	24,700	144,495
†Regulus Therapeutics	5,700	35,910
†Repligen	15,600	98,124
†Rigel Pharmaceuticals	37,427	243,276
†Sangamo Biosciences	19,400	116,594
†SciClone Pharmaceuticals	28,700	123,697
†Seattle Genetics	41,879	971,593
†SIGA Technologies	19,500	51,090

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Biotechnology (continued)
Spectrum Pharmaceuticals	25,900	$289,821
†Sunesis Pharmaceuticals	14,000	58,800
†Synageva BioPharma	4,200	194,418
†Synergy Pharmaceuticals	20,800	109,408
†Synta Pharmaceuticals	18,806	169,630
†Targacept	14,300	62,634
†TESARO	3,600	61,020
†Theravance	26,200	583,474
†Threshold Pharmaceuticals	22,700	95,567
†Trius Therapeutics	12,600	60,228
†Vanda Pharmaceuticals	16,100	59,570
†Verastem	4,500	39,555
†Vical	33,000	96,030
†XOMA	34,400	82,388
†ZIOPHARM Oncology	33,600	139,776

		20,327,003

Building Products–0.97%
AAON	7,154	149,304
†Ameresco Class A	9,800	96,138
†American Woodmark	5,328	148,225
Apogee Enterprises	12,211	292,698
†Builders FirstSource	22,870	127,615
†Gibraltar Industries	11,999	191,024
Griffon	18,061	206,979
Insteel Industries	9,924	123,852
†NCI Building Systems	7,451	103,569
†Nortek	3,900	258,375
†Patrick Industries	2,000	31,120
†PGT	9,900	44,550
Quanex Building Products	16,306	332,805
Simpson Manufacturing	18,275	599,237
Smith(A.O.)	18,034	1,137,404
†Trex	7,035	261,913
Universal Forest Products	8,628	328,209
†USG	34,400	965,608

		5,398,625

Capital Markets–2.46%
Apollo Investment	93,666	783,048
Arlington Asset Investment Class A	5,700	118,389
Artio Global Investors	16,800	31,920
BGC Partners Class A	49,723	172,042
BlackRock Kelso Capital	32,368	325,622
Calamos Asset Management Class A	10,510	111,091
Capital Southwest	1,141	113,678
Cohen & Steers	7,400	225,478
†Cowen Group Class A	44,177	108,234
Diamond Hill Investment Group	1,400	95,004
Duff & Phelps Class A	15,844	247,483
Epoch Holding	6,279	175,184
Evercore Partners Class A	12,723	384,107

LVIP SSgA Small-Cap Index Fund–6

LVIP SSgA Small-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Capital Markets (continued)
†FBR Capital Markets	19,258	$74,528
Fidus Investment	5,089	83,707
Fifth Street Finance	50,408	525,252
†Financial Engines	19,900	552,225
FXCM Class A	8,000	80,560
GAMCO Investors	2,395	127,103
GFI Group	38,892	126,010
Gladstone Capital	12,030	98,165
Gladstone Investment	12,900	89,784
Golub Capital	8,962	143,218
Greenhill	12,600	655,074
†GSV Capital	9,800	82,614
†Harris & Harris Group	17,900	59,070
Hercules Technology Growth Capital	22,574	251,249
HFF Class A	12,800	190,720
Horizon Technology Finance	1,757	26,162
†ICGGroup	14,473	165,426
†International FCStone	7,080	123,263
†Investment Technology Group	14,600	131,400
JMP Group	9,700	58,879
KBW	14,747	225,629
KCAP Financial	10,408	95,650
†Knight Capital Group Class A	81,433	285,830
†Ladenburg Thalmann Financial
Services	56,900	79,660
Main Street Capital	14,685	448,039
Manning&Napier	6,200	78,120
MCG Capital	40,301	185,385
Medallion Financial	8,600	100,964
Medley Capital	15,044	219,041
MVC Capital	8,503	103,311
New Mountain Finance	8,118	120,965
NGP Capital Resources	13,520	97,614
†OFS Capital	5,000	68,450
Oppenheimer Holdings Class A	4,600	79,442
PennantPark Investment	29,888	328,619
†Piper Jaffray	5,952	191,238
Prospect Capital	85,403	928,335
Pzena Investment Management
Class A	4,184	22,594
†Safeguard Scientifics	10,358	152,781
Solar Capital	16,361	391,192
Solar Senior Capital	2,848	53,144
Stellus Capital Investment	2,900	47,502
†Stifel Financial	24,765	791,737
†SWS Group	17,036	90,120
TCP Capital	2,900	42,746
=Teton Advisors Class B	19	0
THL Credit	5,700	84,303
TICC Capital	22,056	223,205
Triangle Capital	12,267	312,694
†Virtus Investment Partners	2,984	360,885

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Capital Markets (continued)
†Walter Investment Management	16,510	$710,260
Westwood Holdings Group	2,300	94,070
†WisdomTree Investments	29,600	181,152

		13,730,366

Chemicals–2.13%
†ADA-ES	4,600	77,648
American Vanguard	13,364	415,219
†Arabian American Development	10,100	83,931
Balchem	13,209	480,808
†Calgon Carbon	25,265	358,258
Chase	4,100	76,260
†Chemtura	43,300	920,558
†Ferro	43,458	181,654
†Flotek Industries	21,300	259,860
Fuller (H.B.)	21,720	756,290
FutureFuel	7,900	93,536
Georgia Gulf	15,800	652,224
†GSE Holding	5,100	31,620
Hawkins	4,600	177,744
Innophos Holdings	9,822	456,723
Innospec	11,200	386,288
KMG Chemicals	4,400	77,308
Koppers Holdings	9,177	350,103
†Kraton Performance Polymers	13,400	322,002
†Landec	8,933	84,774
†LSB Industries	7,665	271,494
Minerals Technologies	16,160	645,107
Olin	36,980	798,398
†OM Group	14,208	315,418
†Omnova Solutions	23,300	163,333
PolyOne	39,220	800,872
Quaker Chemical	6,400	344,704
Schulman (A.)	13,115	379,417
Sensient Technologies	23,106	821,649
†Spartech	15,423	139,887
Stepan	7,518	417,550
Tredegar	12,194	249,001
Zep	11,892	171,720
†Zoltek	15,646	121,257

		11,882,615

Commercial Banks–6.32%
1st Source	5,454	120,479
1st United Bancorp	14,700	91,875
Access National	3,700	48,100
Alliance Financial	1,500	65,265
American National Bankshares	4,000	80,760
†Ameris Bancorp	12,316	153,827
Ames National	4,600	100,740
Arrow Financial	5,583	139,296
Bancfirst	2,294	97,174

LVIP SSgA Small-Cap Index Fund–7

LVIP SSgA Small-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Commercial Banks (continued)
Banco Latinoamericano de Exportacions	12,222	$263,506
†Bancorp	10,900	119,573
BancorpSouth	40,700	591,778
Bank of Kentucky Financial	2,900	71,717
Bank of Marin Bancorp	3,000	112,380
Bank of the Ozarks	13,162	440,532
Banner	7,800	239,694
Bar Harbor Bankshares	2,000	67,300
BBCN Bancorp	34,835	403,041
Berkshire Bancorp	2,200	18,040
Boston Private Financial Holdings	34,415	310,079
Bridge Bancorp	5,000	101,700
†Bridge Capital Holdings	5,700	88,692
BrynMawrBank	3,900	86,853
†BSB Bancorp	4,100	50,143
C&F Financial	1,600	62,304
Camden National	3,900	132,483
†Capital Bank Financial	3,700	63,159
†Capital City Bank Group	5,795	65,889
Cardinal Financial	14,800	240,796
†Cascade Bancorp	3,000	18,780
Cathay General Bancorp	34,137	665,672
Center Bancorp	6,100	70,638
Centerstate Banks of Florida	10,300	87,859
†Central Pacific Financial	10,900	169,931
Century Bancorp Class A	2,200	72,490
Chemical Financial	11,186	265,779
Citizens & Northern	6,800	128,520
†Citizens Republic Bancorp	17,600	333,872
City Holding	5,893	205,371
CNB Financial	6,500	106,470
CoBiz Financial	18,609	139,009
Columbia Banking System	17,409	312,317
Community Bank System	17,860	488,650
Community Trust Bancorp	5,513	180,716
†Crescent Financial Bancshares	1,400	6,426
CVB Financial	39,421	409,978
†Eagle Bancorp	9,300	185,721
Enterprise Bancorp	3,000	49,560
Enterprise Financial Services	8,706	113,787
Farmers National Banc	9,500	58,900
†Fidelity Southern	4,825	46,079
Financial Institutions	4,800	89,424
First Bancorp (Maine)	5,100	83,997
First Bancorp (North Carolina)	7,279	93,317
†First BanCorp (Puerto Rico)	35,500	162,590
First Busey	27,841	129,461
†First California Financial Group	11,300	87,236
First Commonwealth Financial	46,081	314,272
First Community Bancshares	9,201	146,940
First Connecticut Bancorp	8,600	118,250

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Commercial Banks (continued)
First Financial	5,911	$178,749
First Financial Bancorp	26,073	381,187
First Financial Bankshares	14,300	557,843
First Interstate Bancsystem	5,600	86,408
First Merchants	14,504	215,239
First Midwest Bancorp	33,572	420,321
First of Long Island	4,400	124,608
FirstMerit	50,421	715,474
FNB	60,601	643,583
†FNB United	5,100	59,160
German American Bancorp	4,500	97,740
Glacier Bancorp	32,433	477,089
Great Southern Bancorp	3,500	89,075
†Guaranty Bancorp	38,500	75,075
Hancock Holding	33,611	1,066,813
†Hanmi Financial	15,913	216,258
Heartland Financial USA	7,338	191,889
†Heritage Commerce	10,300	71,894
Heritage Financial	8,900	130,741
†Heritage Oaks Bancorp	10,200	59,160
Home Bancshares	9,105	300,647
†HomeTrust Bancshares	9,000	121,590
Horizon Bancorp	2,850	56,003
Hudson Valley Holding	8,109	126,257
Iberiabank	13,491	662,678
IndependentBank	9,632	278,846
International Bancshares	23,916	431,684
Investors Bancorp	19,542	347,457
Lakeland Bancorp	13,619	138,641
Lakeland Financial	8,210	212,146
MainSource Financial Group	6,934	87,854
MB Financial	24,721	488,240
Mercantile Bank	4,400	72,600
Merchants Bancshares	2,500	66,925
†Metro Bancorp	8,300	109,726
†MetroCorp Bancshares	8,000	87,920
Middleburg Financial	2,700	47,682
MidSouth Bancorp	4,200	68,670
MidWestOne Financial Group	3,400	69,734
National Bank Holdings Class A	2,700	51,273
National Bankshares	3,400	110,126
National Penn Bancshares	56,106	522,908
NBT Bancorp	13,643	276,544
Northrim BanCorp	3,300	74,745
Old National Bancorp	43,575	517,235
†OmniAmerican Bancorp	5,400	124,902
Oriental Financial Group	19,625	261,994
Pacific Continental	10,300	100,219
†Pacific Mercantile Bancorp	5,400	33,966
PacWest Bancorp	13,387	331,730
Park National	5,039	325,671
†Park Sterling	19,300	100,939

LVIP SSgA Small-Cap Index Fund–8

LVIP SSgA Small-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Commercial Banks (continued)
Peapack Gladstone Financial	4,500	$63,360
Penns Woods Bancorp	1,900	71,079
Peoples Bancorp	5,440	111,139
†Pinnacle Financial Partners	15,062	283,768
†Preferred Bank	5,900	83,780
PrivateBancorp	27,030	414,100
Prosperity Bancshares	22,077	927,234
Renasant	9,911	189,697
Republic Bancorp Class A	5,629	118,941
S&T Bancorp	11,598	209,576
Sandy Spring Bancorp	9,570	185,849
SCBT Financial	8,146	327,306
†Seacoast Banking Corp. of Florida	36,300	58,443
Sierra Bancorp	7,611	86,994
Simmons First National Class A	6,640	168,390
Southside Bancshares	9,159	192,889
†Southwest Bancorp	6,360	71,232
State Bank Financial	12,600	200,088
StellarOne	8,500	120,190
Sterling Bancorp	16,389	149,304
Sterling Financial	10,800	225,504
†Suffolk Bancorp	5,068	66,391
†Sun Bancorp	24,600	87,084
Susquehanna Bancshares	87,207	913,929
SY Bancorp	6,179	138,533
†Taylor Capital Group	8,217	148,317
†Texas Capital Bancshares	18,594	833,383
Tompkins Financial	4,872	193,126
TowneBank	13,596	210,602
Trico Bancshares	8,102	135,709
Trustmark	28,075	630,565
UMB Financial	13,936	610,954
Umpqua Holdings	48,319	569,681
Union First Market Bankshares	9,998	157,668
United Bankshares	21,623	525,871
†United Community Banks	21,461	202,163
Univest Corp. of Pennsylvania	6,015	102,857
†Virginia Commerce Bancorp	14,500	129,775
Washington Banking	8,700	118,494
Washington Trust Bancorp	7,175	188,774
Webster Financial	31,300	643,215
Wesbanco	11,824	262,729
West Bancorporation	8,100	87,318
West Coast Bancorp	9,740	215,741
Westamerica Bancorporation	12,645	538,551
†Western Alliance Bancorp	32,127	338,297
†Wilshire Bancorp	31,229	183,314
Wintrust Financial	15,665	574,906

		35,301,855

Commercial Services & Supplies–2.52%
ABM Industries	24,257	483,927

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Commercial Services & Supplies (continued)
†ACCO Brands	50,033	$367,242
Acorn Energy	9,000	70,290
American Reprographics	16,451	42,115
†Asset Acceptance Capital	8,000	36,000
AstaFunding	5,600	53,256
†AT Cross Class A	4,000	43,120
Brink’s	21,600	616,248
†Casella Waste Systems	15,800	69,204
Ceco Environmental	3,600	35,820
†Cenveo	25,206	68,056
CompX International	600	8,493
†Consolidated Graphics	4,138	144,499
Courier	6,604	72,644
Deluxe	22,201	715,760
†Encore Capital Group	8,975	274,815
†EnergySolutions	42,958	134,029
†EnerNOC	8,787	103,247
Ennis	13,207	204,312
G&K Services Class A	8,154	278,459
Geo Group	32,983	930,114
Healthcare Services Group	29,176	677,758
†Heritage-Crystal Clean	3,900	58,539
Herman Miller	26,603	569,836
HNI	20,800	625,248
†InnerWorkings	16,025	220,825
Interface Class A	26,122	420,042
Intersections	5,500	52,140
Kimball International Class B	16,523	191,832
Knoll	21,022	322,898
McGrath RentCorp	10,264	297,861
†Metalico	23,000	45,080
Mine Safety Appliances	12,498	533,790
†MobileMini	16,940	352,860
Multi-Color	4,949	118,727
NL Industries	4,591	52,567
†Performant Financial	4,300	43,430
†Portfolio Recovery Associates	7,523	803,908
QuadGraphics	12,900	263,031
Schawk	6,285	82,711
†Standard Parking	5,946	130,753
Steelcase Class A	34,000	433,160
†Swisher Hygiene	56,900	99,575
†SYKES Enterprises	15,749	239,700
†Team	8,776	333,839
†Tetra Tech	27,661	731,633
†TMS International Class A	7,600	95,152
†TRC	8,900	51,798
UniFirst	6,574	482,006
United Stationers	18,578	575,732
US Ecology	7,034	165,580

LVIP SSgA Small-Cap Index Fund–9

LVIP SSgA Small-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Commercial Services & Supplies (continued)
Viad.	10,145	$275,538

		14,099,199

Communications Equipment–2.06%
Adtran	29,001	566,680
†Ambient	1,400	4,214
†Anaren Microwave	4,832	93,982
†Arris Group	52,182	779,599
†Aruba Networks	49,243	1,021,792
†Aviat Networks	32,960	108,438
Aware	5,800	31,784
Bel Fuse Class B	6,045	118,180
Black Box	6,880	167,459
†CalAmp	14,500	120,640
†Calix	19,248	148,017
†Ciena	45,700	717,490
Comtech Telecommunications	7,019	178,142
†Comverse Technology	91,500	351,360
†Digi International	13,337	126,301
†Emulex	35,222	257,121
†Extreme Networks	47,567	173,144
†Finisar	41,700	679,710
†Globecomm Systems	8,100	91,530
†Harmonic	54,601	276,827
†Infinera	47,735	277,340
InterDigital	18,130	745,143
†Ixia	18,382	312,126
†KVH Industries	8,600	120,228
Loral Space & Communications	4,437	242,526
†NETGEAR	17,417	686,578
†Numerex Class A	4,500	59,130
†Oclaro	44,000	69,080
†Oplink Communications	7,272	113,298
†ORBCOMM	21,900	85,848
†Parkervision	38,400	77,952
PC-Tel	9,300	66,960
Plantronics	20,016	737,990
†Procera Networks	9,700	179,935
†Ruckus Wireless	3,200	72,096
†ShoreTel	24,811	105,199
†Sonus Networks	107,751	183,177
Sycamore Networks	10,559	23,652
†Symmetricom	14,260	82,280
Tellabs	167,000	380,760
Telular	8,400	79,548
Tessco Technologies	2,700	59,778
Ubiquiti Networks	2,500	30,350
†ViaSat	17,252	671,103
†Westell Technologies Class A	32,400	59,940

		11,534,427

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Computers & Peripherals–0.69%
†3D Systems	21,640	$1,154,494
†Avid Technology	15,883	120,393
†Cray	15,886	253,382
†Datalink	7,700	65,835
†Electronics for Imaging	20,756	394,156
†Imation	16,514	77,120
†Immersion	8,697	59,748
†Intermec	24,383	240,416
†Intevac	11,982	54,758
†OCZ Technology Group	34,900	66,659
†QLogic	43,500	423,255
†Quantum	118,433	146,857
†Silicon Graphics International	15,925	162,913
†STEC	19,174	94,528
†Super Micro Computer	10,338	105,448
†Synaptics	15,042	450,809

		3,870,771

Construction & Engineering–0.88%
†Aegion	17,466	387,571
Argan	4,700	84,600
Comfort Systems USA	14,554	176,977
†Dycom Industries	13,745	272,151
EMCOR	29,385	1,017,015
†Furmanite	20,500	110,085
Granite Construction	17,590	591,376
Great Lakes Dredge & Dock	23,671	211,382
†Layne Christensen	10,000	242,700
†MasTec	25,056	624,646
Michael Baker	4,642	115,725
†MYRGroup	10,400	231,400
†NorthwestPipe	5,039	120,231
†Orion Marine Group	15,900	116,229
Pike Electric	9,582	91,508
Primoris Services	12,400	186,496
†Sterling Construction	9,100	90,454
†Tutor Perini	18,008	246,710

		4,917,256

Construction Materials–0.39%
Eagle Materials	22,600	1,322,100
†Headwaters	30,651	262,373
†Texas Industries	10,271	523,924
†United States Lime & Minerals	1,400	65,968

		2,174,365

Consumer Finance–0.61%
Cash America International	13,352	529,674
†Credit Acceptance	3,262	331,680
†DFC Global	19,418	359,427
†Ezcorp Class A	21,528	427,546
†First Cash Financial Services	12,350	612,807
†First Marblehead	42,100	32,707

LVIP SSgA Small-Cap Index Fund–10

LVIP SSgA Small-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Consumer Finance (continued)
†Green Dot Class A	12,100	$147,620
Nelnet Class A	10,498	312,735
†NetSpend Holdings	15,700	185,574
Nicholas Financial	6,000	74,400
†Regional Management	2,400	39,720
†World Acceptance	4,637	345,735

		3,399,625

Containers & Packaging–0.27%
†AEP Industries	2,352	139,309
†Berry Plastics Group	12,500	201,000
Boise	44,576	354,379
†Graphic Packaging Holding	75,602	488,389
Myers Industries	16,972	257,126
†UFP Technologies	2,800	50,176

		1,490,379

Distributor–0.24%
Core-Mark Holding	4,862	230,216
Pool	22,100	935,272
†VOXX International Class A	10,285	69,218
Weyco Group	4,120	96,243

		1,330,949

Diversified Consumer Services–1.13%
†American Public Education	7,402	267,286
†Ascent Capital Group Class A	6,300	390,222
†Bridgepoint Education	9,600	98,880
†Capella Education	5,459	154,108
†Career Education	26,200	92,224
Carriage Services	8,000	94,960
†Coinstar	14,414	749,672
Collectors Universe	2,700	27,081
†Corinthian Colleges	42,047	102,595
†Education Management	13,500	59,130
†Grand Canyon Education	17,900	420,113
Hillenbrand	25,100	567,511
†K12	10,642	217,522
†LifeLock	6,600	53,658
Lincoln Educational Services	12,578	70,311
Mac-Gray	6,400	80,320
Matthews International Class A	12,663	406,482
National American University Holding	3,000	11,550
Regis	25,899	438,211
Sotheby’s	29,837	1,003,120
†Steiner Leisure	6,659	320,897
Stewart Enterprises Class A	32,031	244,717
Strayer Education	5,400	303,318
Universal Technical Institute	11,233	112,779

		6,286,667

Diversified Financial Services–0.31%
California First National Bancorp	1,000	14,950

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Diversified Financial Services (continued)
Gain Capital Holdings	7,500	$30,675
MarketAxess Holdings	17,240	608,572
Marlin Business Services	5,300	106,318
MicroFinancial	4,300	31,304
†NewStar Financial	9,664	135,393
†PHH	24,344	553,826
†PICO Holdings	11,575	234,625
Resource America Class A	6,100	40,687

		1,756,350

Diversified Telecommunication Services–0.58%
†8x8	31,100	229,829
Atlantic Tele-Network	3,369	123,676
†Boingo Wireless	8,000	60,400
†Cbeyond	15,038	135,944
†Cincinnati Bell	84,095	460,841
Cogent Communications Group	21,165	479,176
Consolidated Communications Holdings	17,326	275,830
†FairPoint Communications	6,200	49,228
†General Communication Class A	18,762	179,928
†Hawaiian Telcom Holdco	5,200	101,400
HickoryTech	7,900	76,867
IDT Class B	7,400	70,596
†InContact	18,100	93,758
†Iridium Communications	25,100	169,174
Lumos Networks	7,616	76,312
†magicJack VocalTec	7,600	138,396
Neutral Tandem	14,170	36,417
†Premiere Global Services	20,819	203,610
Primus Telecommunications Group	6,100	66,307
†Towerstream	24,500	79,625
†Vonage Holdings	61,000	144,570

		3,251,884

Electric Utilities–1.44%
ALLETE	16,555	678,424
Cleco	26,872	1,075,149
El Paso Electric	17,232	549,873
Empire District Electric	18,807	383,287
Idacorp	23,282	1,009,275
MGE Energy	10,549	537,472
Otter Tail	16,158	403,950
PNM Resources	34,733	712,374
Portland General Electric	35,096	960,227
UIL Holdings	22,115	791,938
UNITIL.	7,100	184,032
UNS Energy	17,611	747,059

		8,033,060

Electrical Equipment–1.23%
Acuity Brands	18,784	1,272,240
†American Superconductor	23,771	62,280

LVIP SSgA Small-Cap Index Fund–11

LVIP SSgA Small-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Electrical Equipment (continued)
AZZ	11,320	$435,028
Belden	21,063	947,624
Brady Class A	22,989	767,833
†Capstone Turbine	150,900	134,301
Coleman Cable	4,000	37,080
Encore Wire	7,350	222,779
†EnerSys	20,912	786,919
†Enphase Energy	4,000	14,600
Franklin Electric	10,149	630,963
†FuelCell Energy	80,067	73,421
Generac Holdings	10,400	356,824
Global Power Equipment Group	6,000	102,900
†II-VI	23,538	430,039
LSI Industries	12,147	85,150
†Powell Industries	4,684	194,527
Preformed Line Products	1,179	70,056
†Thermon Group Holdings	7,400	166,722
†Vicor	10,921	59,192

		6,850,478

Electronic Equipment, Instruments & Components–2.28%
†Aeroflex Holding	11,095	77,665
†Agilysys	3,476	29,094
Anixter International	13,050	834,939
†Audience	3,100	32,209
Badger Meter	6,375	302,239
†Benchmark Electronics	25,812	428,995
†Checkpoint Systems	20,282	217,829
Cognex	18,617	685,478
Coherent	10,700	541,634
CTS	18,172	193,168
Daktronics	18,214	201,629
†DTS	9,382	156,679
†Echelon	24,074	58,981
Electro Rent	9,482	145,833
Electro Scientific Industries	11,920	118,604
†Fabrinet	10,700	140,598
†FARO Technologies	7,598	271,097
FEI	17,597	975,930
=Gerber Scientific	6,600	0
†GSI Group	14,100	122,106
†Insight Enterprises	19,583	340,157
†InvenSense	18,400	204,424
†KEMET	24,100	121,223
†Key Tronic	5,300	54,272
Littelfuse	9,370	578,223
†M/A-COM Technology Solutions
Holdings	3,100	46,407
†Maxwell Technologies	14,300	118,547
†Measurement Specialties	7,608	261,411
†Mercury Computer Systems	15,568	143,226
Mesa Laboratories	1,300	65,143

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Electronic Equipment, Instruments & Components (continued)
Methode Electronics	19,798	$198,574
MTS Systems	7,088	360,992
†Multi-Fineline Electronix	5,060	102,263
†Neonode	11,400	55,404
†Newport	15,255	205,180
†OSI Systems	9,418	603,129
Park Electrochemical	8,287	213,225
PC Connection	4,072	46,828
†Plexus	15,493	399,719
†Power-One	24,010	98,681
†RadiSys	11,742	34,991
†RealD	17,400	195,054
Richardson Electronics	7,800	88,296
†Rofin-Sinar Technologies	12,302	266,707
†Rogers	6,779	336,645
†Sanmina	36,300	401,841
†ScanSource	12,220	388,229
†Synnex	11,763	404,412
†TTM Technologies	22,245	204,654
†Universal Display	16,942	434,054
†Viasystems Group	1,700	20,740
†Vishay Precision Group	7,000	92,540
†Zygo	8,767	137,642

		12,757,540

Energy Equipment & Services–2.05%
†Basic Energy Services	15,605	178,053
Bolt Technology	4,300	61,361
Bristow Group	16,581	889,736
†C&J Energy Services	20,000	428,800
†Cal Dive International	51,975	89,917
†Dawson Geophysical	3,211	84,706
†Dril-Quip	18,567	1,356,319
†Exterran Holdings	29,700	651,024
†Forbes Energy Services	7,500	18,975
†Forum Energy Technologies	9,000	222,750
†Geospace Technologies	5,744	510,469
†Global Geophysical Services	12,400	47,740
Gulf Island Fabrication	7,495	180,105
Gulfmark Offshore	11,918	410,575
†Heckmann	70,200	282,906
†Helix Energy Solutions Group	49,000	1,011,360
†Hercules Offshore	70,500	435,690
†Hornbeck Offshore Services	16,174	555,415
†ION Geophysical	58,430	380,379
†Key Energy Services	68,200	473,990
Lufkin Industries	15,584	905,898
†Matrix Service	14,079	161,909
†Mitcham Industries	6,700	91,321
†Natural Gas Services Group	7,000	114,940
†Newpark Resources	39,381	309,141
†Parker Drilling	49,927	229,664

LVIP SSgA Small-Cap Index Fund–12

LVIP SSgA Small-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Energy Equipment & Services (continued)
†PHI	6,558	$219,627
†Pioneer Energy Services	25,304	183,707
†RigNet	6,200	126,666
†Tesco	15,500	176,545
†TETRA Technologies	36,800	279,312
TGC Industries	7,400	60,606
†Vantage Drilling	96,800	177,144
†Willbros Group	22,094	118,424

		11,425,174

Food & Staples Retailing–1.03%
Andersons	7,760	332,904
Arden Group	700	62,979
Casey’s General Stores	17,691	939,392
†Chefs’ Warehouse Holdings	5,600	88,536
Harris Teeter Supermarkets	19,117	737,152
Ingles Markets Class A	7,236	124,893
NashFinch	6,420	136,618
†Natural Grocers by Vitamin Cottage	2,800	53,452
†Pantry	12,278	148,932
PriceSmart	8,363	644,369
†RiteAid	289,000	393,040
Roundy’s	9,500	42,275
Spartan Stores	8,088	124,232
SUPERVALU	85,900	212,173
†Susser Holdings	5,700	196,593
†United Natural Foods	21,563	1,155,561
Village Super Market Class A	4,214	138,472
Weis Markets	5,678	222,407

		5,753,980

Food Products–1.52%
Alico	2,309	84,579
†Annie’s	2,500	83,575
B&G Foods Class A	24,200	685,102
Calavo Growers	6,400	161,344
Cal-Maine Foods	6,283	252,702
†Chiquita Brands International	17,232	142,164
†Darling International	54,641	876,442
DiamondFoods	8,000	109,360
†DoleFood	14,000	160,580
†FarmerBros	4,900	70,707
Fresh Del Monte Produce	17,185	452,825
Griffin Land & Nurseries	1,400	37,800
†Hain Celestial Group	16,187	877,659
†Inventure Foods	6,600	42,834
J&J Snack Foods	6,680	427,119
John B. Sanfilippo & Son	4,000	72,720
Lancaster Colony	8,471	586,108
Limoneira	4,400	85,316
†Omega Protein	10,600	64,872
†Pilgrim’s Pride	29,968	217,268

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Food Products (continued)
†PostHoldings	12,400	$424,700
Sanderson Farms	10,392	494,140
†Seneca Foods Class A	3,300	100,320
Smart Balance	24,500	316,050
Snyders-Lance	20,006	482,345
Tootsie Roll Industries	9,771	253,264
†TreeHouse Foods	16,695	870,310
†Westway Group	6,100	40,687

		8,472,892

Gas Utilities–0.97%
Chesapeake Utilities	4,929	223,777
Delta Natural Gas	3,400	66,470
Laclede Group	10,099	389,922
New Jersey Resources	18,106	717,360
Northwest Natural Gas	11,539	510,024
Piedmont Natural Gas	31,570	988,457
South Jersey Industries	13,198	664,255
Southwest Gas	21,387	907,023
WGL Holdings	23,953	938,718

		5,406,006

Health Care Equipment & Supplies–3.00%
Abaxis	9,676	358,980
†ABIOMED	14,376	193,501
†Accuray	36,150	232,445
†Align Technology	33,296	923,964
†Alphatec Holdings	34,200	56,430
Analogic	5,451	405,009
†AngioDynamics.	13,082	143,771
†Anika Therapeutics	6,000	59,640
†Antares Pharma	48,500	184,785
†ArthroCare	12,400	428,916
†AtriCure	7,800	53,820
Atrion	793	155,428
Cantel Medical	9,164	272,446
†Cardiovascular Systems	8,400	105,420
†Cerus	28,200	89,112
†Conceptus	12,919	271,428
Conmed	12,570	351,332
CryoLife	16,689	103,972
†Cyberonics	11,986	629,625
†Cynosure Class A	4,986	120,212
†Derma Sciences	4,700	52,217
†DexCom	29,100	396,051
†Endologix	24,500	348,880
†EnteroMedics	12,800	35,840
†Exactech	2,400	40,680
†Globus Medical	3,700	38,813
†Greatbatch	9,484	220,408
†Haemonetics	23,606	964,069
†Hansen Medical	26,277	54,656

LVIP SSgA Small-Cap Index Fund–13

LVIP SSgA Small-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Health Care Equipment & Supplies (continued)
†HeartWare International	6,100	$512,095
†ICU Medical	5,568	339,258
†Insulet	21,596	458,267
†Integra LifeSciences Holdings	8,144	317,372
Invacare	16,042	261,485
†MAKO Surgical	18,300	235,521
Masimo	21,276	447,009
Meridian Bioscience	18,402	372,641
†Merit Medical Systems	18,038	250,728
†Natus Medical	14,854	166,068
†Navidea Biopharmaceuticals	50,500	142,915
†Neogen	10,650	482,658
†NuVasive	18,678	288,762
†NxStage Medical	21,001	236,261
†OraSure Technologies	22,784	163,589
†Orthofix International	8,210	322,899
†Palomar Medical Technologies	10,938	100,739
†PhotoMedex	6,600	95,766
†Quidel	11,258	210,187
†Rochester Medical	5,400	54,432
†Rockwell Medical Technologies	6,200	49,910
†RTI Biologics	30,988	132,319
†Solta Medical	31,200	83,304
†Spectranetics	17,355	256,333
†Staar Surgical	19,400	118,340
STERIS	26,799	930,729
†SurModics	5,451	121,884
†Symmetry Medical	13,833	145,523
†Tornier	7,600	127,604
†Unilife	28,400	64,468
Utah Medical Products	1,700	61,285
†Vascular Solutions	5,500	86,900
†Volcano	22,985	542,676
West Pharmaceutical Services	14,878	814,571
†Wright Medical Group	17,455	366,380
Young Innovations	1,800	70,938
†Zeltiq Aesthetics	8,600	39,818

		16,763,484

Health Care Providers & Services–2.76%
†Acadia Healthcare	11,600	270,628
†Accretive Health	23,100	267,036
AirMethods	17,655	651,293
AlmostFamily	4,200	85,092
†Amedisys	12,151	136,942
†AMN Healthcare Services	22,380	258,489
†Amsurg	14,133	424,131
Assisted Living Concepts Class A.	10,816	105,456
†Bio-Reference Labs	10,800	309,852
†BioScrip	22,100	238,017
†Capital Senior Living	14,267	266,650
†Centene	22,693	930,413

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Health Care Providers & Services (continued)
Chemed	8,778	$602,083
†Chindex International	7,200	75,600
†CorVel	3,308	148,298
†Cross Country Healthcare	17,025	81,720
†Emeritus	12,765	315,551
Ensign Group	7,300	198,487
†ExamWorks Group	14,700	205,653
†Five Star Quality Care	13,800	69,138
†Gentiva Health Services	11,100	111,555
†Hanger	15,300	418,608
†HealthSouth	44,396	937,200
†Healthways	13,417	143,562
†HMSHoldings	39,911	1,034,493
†IPC The Hospitalist	6,804	270,187
†Kindred Healthcare	25,052	271,063
Landauer	4,014	245,697
†LHC Group	8,418	179,303
†Magellan Health Services	12,590	616,910
†Molina Healthcare	13,351	361,278
†MWI Veterinary Supply	5,798	637,780
National Healthcare	4,173	196,214
National Research	1,300	70,460
Owens & Minor	27,711	790,041
†PDI	5,100	38,760
†PharMerica	11,522	164,073
†Providence Service	6,409	108,889
†PSS World Medical	23,109	667,388
Select Medical Holdings	17,700	166,911
†Skilled Healthcare Group	12,212	77,790
Sunrise Senior Living	25,891	372,313
†Team Health Holdings	12,600	362,502
†Triple-S Management Class B	7,303	134,886
U.S. Physical Therapy	4,300	118,422
Universal American	19,024	163,416
†Vanguard Health Systems	12,700	155,575
†WellCare Health Plans	20,100	978,669

		15,434,474

Health Care Technology–0.60%
†athenahealth	16,614	1,220,298
Computer Programs & Systems	4,727	237,957
†Epocrates	9,400	82,908
†Greenway Medical Technologies	4,800	73,728
†HealthStream	8,200	199,342
†MedAssets.	26,183	439,089
†Medidata Solutions	9,900	387,981
†Merge Healthcare	27,400	67,678
†Omnicell	16,906	251,392
Quality Systems	16,442	285,433
†Vocera Communications	3,400	85,340

		3,331,146

LVIP SSgA Small-Cap Index Fund–14

LVIP SSgA Small-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Hotels, Restaurants & Leisure–3.04%
†AFC Enterprises	10,574	$276,299
Ameristar Casinos	14,381	377,357
†Biglari Holdings	620	241,812
†BJ’s Restaurants	10,301	338,903
†Bloomin’ Brands	7,900	123,556
†Bluegreen	7,200	67,536
BobEvansFarms	13,236	532,087
†BoydGaming	28,900	191,896
†Bravo Brio Restaurant Group	10,100	135,643
†Buffalo Wild Wings	8,780	639,360
†Caesars Entertainment	18,100	125,252
†Caribou Coffee	10,700	173,233
†Carrols Restaurant Group	6,300	37,674
CEC Entertainment	7,902	262,267
Cheesecake Factory	25,000	818,000
ChurchillDowns	5,802	385,543
†Chuy’s Holdings	2,600	58,084
Cracker Barrel Old Country Store	8,772	563,689
†Del Frisco’s Restaurant Group	1,300	20,267
†Denny’s	37,936	185,128
†DineEquity	6,900	462,300
Domino’s Pizza	26,891	1,171,103
Einstein Noah Restaurant Group	1,100	13,431
†Fiesta Restaurant Group	8,200	125,624
Frisch’s Restaurants	1,600	29,600
†Ignite Restaurant Group	3,400	44,200
International Speedway Class A	11,500	317,630
Interval Leisure Group	16,100	312,179
†Isle of Capri Casinos	13,045	73,052
†Jack in the Box	20,198	577,663
†Jamba	41,200	92,288
†Krispy Kreme Doughnuts	23,943	224,585
†Life Time Fitness	19,932	980,854
†Luby’s	10,100	67,569
Marcus	6,712	83,699
†Marriott Vacations Worldwide	12,000	500,040
†Monarch Casino & Resort	6,157	67,173
†Morgans Hotel Group	12,368	68,519
†MTR Gaming Group	11,400	47,538
†Multimedia Games Holding	13,800	202,998
†Nathan’sFamous	1,300	43,810
†Orient-Express Hotels Class A	44,000	514,360
†Papa John’s International	8,103	445,179
†Pinnacle Entertainment	27,768	439,567
†Premier Exhibitions	13,000	35,230
†Red Lion Hotels	7,100	56,019
†Red Robin Gourmet Burgers	7,408	261,428
†Ruby Tuesday	25,450	200,037
†Ruth’s Hospitality Group	12,177	88,527
†Scientific Games Class A	22,500	195,075
†SHFL Entertainment	22,823	330,934
Six Flags Entertainment	17,500	1,071,000

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Hotels, Restaurants & Leisure (continued)
†Sonic	24,791	$258,074
Speedway Motorsports	6,828	121,812
Texas Roadhouse	28,146	472,853
Town Sports International Holdings	11,400	121,410
Vail Resorts	16,724	904,601
†WMS Industries	24,600	430,500

		17,006,047

Household Durables–1.32%
American Greetings Class A	13,492	227,880
Bassett Furniture Industries	5,700	71,079
†Beazer Homes USA	10,991	185,638
Blyth	5,510	85,681
†Cavco Industries	2,600	129,948
†Central Garden & Pet Class A	15,163	158,453
CSS Industries	4,904	107,349
Ethan Allen Interiors	9,985	256,714
Flexsteel Industries	2,300	49,335
†Harbinger Group	20,800	159,952
†Helen of Troy	14,332	478,545
Hooker Furniture	5,500	79,915
†Hovnanian Enterprises Class A	51,355	359,485
†iRobot	11,633	218,002
KBHome	33,000	521,400
La-Z-Boy	22,765	322,125
†Libbey	10,500	203,175
Lifetime Brands	5,700	60,477
†M/I Homes	10,521	278,807
MDC Holdings	16,500	606,540
†Meritage Homes	13,120	490,032
Orchids Paper Products	2,900	58,638
Ryland Group	20,900	762,850
†Sealy	32,182	69,835
†Skullcandy	8,200	63,878
Spectrum Brands Holdings	10,400	467,272
†Standard Pacific	48,178	354,108
†Universal Electronics	8,114	157,006
WD-40	6,587	310,314
†Zagg	12,900	94,944

		7,389,377

Household Products–0.02%
Oil-Dri Corp of America	3,200	88,320

		88,320

Independent Power Producers & Energy Traders–0.14%
†American DG Energy	12,300	28,413
Atlantic Power	49,100	561,213
Genie Energy Class B	7,400	52,540
Ormat Technologies	6,600	127,248

		769,414

LVIP SSgA Small-Cap Index Fund–15

LVIP SSgA Small-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Industrial Conglomerates–0.18%
Raven Industries	16,320	$430,195
Seaboard	127	321,295
Standex International	5,146	263,938

		1,015,428

Insurance–2.44%
Alterra Capital Holdings	39,813	1,122,328
American Equity Investment Life Holding	26,329	321,477
†American Safety Insurance Holdings	5,200	98,384
†AMERISAFE	7,223	196,827
Amtrust Financial Services	11,147	319,807
Argo Group International Holdings	11,485	385,781
Baldwin & Lyons Class B	4,518	107,799
†Citizens	19,622	216,823
CNO Financial Group	89,200	832,236
Crawford Class B	12,540	100,069
Donegal Group Class A	4,753	66,732
Eastern Insurance Holdings	3,400	58,072
†eHealth	8,268	227,205
EMC Insurance Group	2,405	57,431
Employers Holdings	13,739	282,749
†Enstar Group	3,608	404,024
FBL Financial Group Class A	5,117	175,053
First American Financial	46,900	1,129,821
†Fortegra Financial	2,900	25,781
†Global Indemnity	5,856	129,593
†Greenlight Capital Re Class A	12,224	282,130
†Hallmark Financial Services	8,075	75,824
†Hilltop Holdings	16,063	217,493
Homeowners Choice	3,600	74,844
Horace Mann Educators	17,535	349,999
Independence Holding	5,720	54,454
Infinity Property & Casualty	5,820	338,957
Investors Title	600	36,000
Kansas City Life Insurance	2,512	95,858
Maiden Holdings	19,700	181,043
Meadowbrook Insurance Group	25,560	147,737
Montpelier Re Holdings	21,412	489,478
†National Financial Partners	17,765	304,492
National Interstate	3,491	100,611
National Western Life Insurance Class A	813	128,243
†Navigators Group	4,441	226,802
OneBeacon Insurance Group	11,700	162,630
†Phoenix Companies	3,214	79,482
Platinum Underwriters Holdings	15,038	691,748
Primerica	20,300	609,203
RLI	9,204	595,131
Safety Insurance Group	5,203	240,223
SeaBright Holdings	9,980	110,479
Selective Insurance Group	24,789	477,684

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Insurance (continued)
State Auto Financial	7,274	$108,674
Stewart Information Services	9,254	240,604
Symetra Financial	34,800	451,704
Tower Group	14,171	251,819
United Fire Group	8,248	180,136
Universal Insurance Holdings	13,300	58,254

		13,619,728

Internet & Catalog Retail–0.39%
†1-800-FLOWERS.com Class A	17,982	65,994
†BlueNile	5,513	212,251
†CafePress	2,300	13,271
†Geeknet	3,000	48,300
HSN	15,800	870,264
†Kayak Software	1,700	67,524
NutriSystem	14,200	116,298
†Orbitz Worldwide	15,777	42,913
†Overstock.com	3,633	51,988
PetMed Express	11,434	126,917
†Shutterfly	16,066	479,891
†US Auto Parts Network	4,900	8,967
†Vitacost.com	11,200	75,936

		2,180,514

Internet Software & Services–2.03%
†Active Network	19,600	96,236
†Angie’s List	18,000	215,820
†Bankrate	19,700	245,265
†Bazaarvoice	5,400	50,490
†Blucora	16,269	255,586
†Brightcove	3,400	30,736
†Carbonite	5,300	49,025
†comScore	17,839	245,821
†Constant Contact	12,654	179,813
†Cornerstone OnDemand	14,200	419,326
†Dealertrack Technology	19,280	553,722
†Demand Media	15,100	140,279
†Demandware	3,300	90,156
†Dice Holdings	18,549	170,280
†Digital River	14,865	213,907
†E2open	4,000	56,640
EarthLink	44,033	284,453
†Envestnet	10,500	146,475
†ExactTarget	4,900	98,000
†Internap Network Services	26,789	185,916
†IntraLinks Holdings	17,000	104,890
†iPass	26,200	47,946
j2 Global	20,064	613,557
Keynote Systems	8,030	113,143
†Limelight Networks	30,177	66,993
†Liquidity Services	10,000	408,600
†LivePerson	24,100	316,674

LVIP SSgA Small-Cap Index Fund–16

LVIP SSgA Small-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Internet Software & Services (continued)
†LogMeIn	11,200	$250,992
Marchex Class B	11,908	48,942
†Market Leader	11,100	72,705
†MeetMe	16,000	55,840
†Millennial Media	5,800	72,674
†Monster Worldwide	50,100	281,562
†Move	21,064	159,876
NIC	28,968	473,337
†OpenTable	10,200	497,760
†Perficient	16,093	189,576
†QuinStreet	18,000	120,960
†RealNetworks	12,013	90,818
†Responsys	18,100	107,876
†Saba Software	15,800	138,092
†SciQuest	9,000	142,740
†Spark Networks	5,800	45,240
†SPS Commerce	5,400	201,258
†Stamps.com	7,181	180,961
†support.com	15,400	64,372
†Synacor	3,400	18,598
†TechTarget	9,500	52,725
†Travelzoo	3,300	62,667
†Trulia	4,800	77,952
United Online	45,745	255,715
†Unwired Planet	48,000	57,600
†ValueClick	34,516	669,956
†VistaPrint	14,600	479,756
†Vocus	10,468	181,934
†Web.com Group	13,900	205,720
†WebMD Health	22,200	318,348
†XOGroup	13,966	129,884
†Yelp	4,300	81,055
†Zillow Class A	1,600	44,400
†Zix	36,500	102,200

		11,333,840

IT Services–1.82%
†Acxiom	33,200	579,672
†CACI International Class A	10,277	565,543
†Cardtronics	18,832	447,072
Cass Information Systems	4,013	169,349
†CIBER	36,121	120,644
†Computer Task Group	5,400	98,442
Convergys	48,300	792,603
†CSG Systems International	14,777	268,646
†Echo Global Logistics	7,500	134,775
†EPAM Systems	2,500	45,250
†EuronetWorldwide	23,022	543,319
†ExlService Holdings	10,142	268,763
Forrester Research	5,454	146,167
†Global Cash Access Holdings	26,197	205,384
Hackett Group	12,650	54,142

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
IT Services (continued)
Heartland Payment Systems	16,651	$491,205
†Higher One Holdings	15,900	167,586
†iGate	13,635	215,024
†Innodata	11,200	42,336
†Lionbridge Technologies	19,900	79,998
Mantech International Class A	9,329	241,994
†Mattersight	5,100	25,347
MAXIMUS	15,758	996,221
†ModusLink Global Solutions	24,692	71,607
†MoneyGram International	10,875	144,529
†PRGX Global	10,600	68,370
†Sapient	53,170	561,475
†ServiceSource International	25,100	146,835
Syntel	6,876	368,485
†TeleTech Holdings	9,354	166,501
†TNS	9,754	202,200
†Unisys	19,360	334,928
†Virtusa	6,656	109,358
†WEX	17,239	1,299,303

		10,173,073

Leisure Equipment & Products–0.49%
†Arctic Cat	5,300	176,967
†Black Diamond	10,600	86,920
Brunswick	41,400	1,204,326
Callaway Golf	25,345	164,743
JAKKS Pacific	9,580	119,942
†Johnson Outdoors Class A	3,600	71,712
†LeapFrog Enterprises	21,181	182,792
Marine Products	5,134	29,366
†Smith & Wesson Holding	28,264	238,548
†Steinway Musical Instruments	3,792	80,201
Sturm Ruger	8,600	390,440

		2,745,957

Life Sciences Tools & Services–0.35%
†Affymetrix	36,645	116,165
†BG Medicine	3,800	8,778
†BioDelivery Sciences International	10,800	46,548
†Cambrex	11,018	125,385
†Fluidigm	10,400	148,824
†Furiex Pharmaceuticals	4,100	78,966
†Harvard Bioscience	11,700	51,246
†Luminex	18,315	306,959
†Pacific Biosciences of California	18,700	31,790
†Parexel International	27,792	822,365
†Sequenom	46,200	218,064

		1,955,090

Machinery–3.34%
†Accuride	26,700	85,707
Actuant Class A	32,033	894,041
Alamo Group	3,800	124,032

LVIP SSgA Small-Cap Index Fund–17

LVIP SSgA Small-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Machinery (continued)
Albany International	11,980	$271,706
Altra Holdings	11,471	252,936
American Railcar Industries	3,486	110,611
Ampco-Pittsburgh	4,870	97,303
Astec Industries	8,695	289,804
Barnes Group	23,243	522,038
†Blount International	20,317	321,415
Briggs & Stratton	21,884	461,315
Cascade	4,625	297,388
†Chart Industries	13,844	922,979
CIRCOR International	7,601	300,924
CLARCOR	22,157	1,058,661
†ColumbusMcKinnon	10,484	173,196
†Commercial Vehicle Group	12,300	100,983
Douglas Dynamics	8,100	116,559
Dynamic Materials	7,159	99,510
Eastern	3,100	49,042
†Energy Recovery	28,000	95,200
†EnPro Industries	9,126	373,253
ESCO Technologies	12,059	451,127
†Federal Signal	31,799	241,990
†Flow International	27,683	96,891
Foster (L.B.) Class A	3,657	158,860
FreightCar America	4,150	93,043
Gorman-Rupp	7,657	228,408
Graham	4,600	89,700
†Greenbrier Companies	11,538	186,569
Hardinge	5,900	58,646
†HurcoCompanies	3,900	89,700
Hyster-Yale Materials Handling	4,646	226,725
John Bean Technologies	14,700	261,219
†Kadant	5,841	154,845
Kaydon	14,118	337,844
Lindsay	5,699	456,604
†Lydall	9,700	139,098
†Meritor	37,729	178,458
Met-Pro	8,800	85,272
†Middleby	8,715	1,117,350
Miller Industries	6,400	97,600
Mueller Industries	8,871	443,816
Mueller Water Products Class A	69,834	391,769
NACCO Industries Class A	2,323	140,983
†NN	10,200	93,432
OmegaFlex	497	6,143
†PMFG	9,600	87,264
†Proto Labs	2,400	94,608
†RBC Bearings	10,057	503,554
†Rexnord	11,800	251,340
Robbins & Myers	17,919	1,065,285
Sauer-Danfoss	5,432	289,906
Sun Hydraulics	8,825	230,156
Tennant	8,279	363,862

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Machinery (continued)
Titan International	21,555	$468,175
†Trimas	14,384	402,177
Twin Disc	4,744	82,688
†Wabash National	27,700	248,469
Watts Water Technologies Class A	12,784	549,584
Woodward	30,552	1,164,948

		18,646,711

Marine–0.03%
†Genco Shipping & Trading	16,366	57,117
International Shipholding	2,900	47,792
†Rand Logistics	8,900	57,850

		162,759

Media–1.23%
Arbitron	11,959	558,246
Beasley Broadcasting Group Class A	2,200	10,758
Belo Class A	38,693	296,775
†CarmikeCinemas	9,000	135,000
†Central European Media Enterprises Class A	18,900	115,857
†Crown Media Holdings Class A	17,196	31,813
†Cumulus Media Class A	28,400	75,828
†Daily Journal	500	46,275
†Digital Generation	13,858	150,498
†Entercom Communications Class A	14,400	100,512
Entravision Communications Class A	24,200	40,172
Fisher Communications	4,841	130,659
†Global Sources	9,567	61,994
Harte-Hanks	23,300	137,470
†Journal Communications Class A	24,238	131,128
†LIN TV Class A	10,084	75,933
†Lions Gate Entertainment	38,800	636,320
†Live Nation Entertainment	63,791	593,894
†Martha Stewart Living Omnimedia Class A	16,554	40,557
†McClatchy Class A	34,300	112,161
MDC Partners Class A	13,200	149,160
Meredith	16,500	568,425
National CineMedia	24,947	352,501
†New York Times Class A	58,400	498,152
†Nexstar Broadcasting Group Class A	4,800	50,832
Outdoor Channel Holdings	6,300	47,880
†ReachLocal	5,900	76,169
†Reading International Class A	8,500	51,085
†Rentrak	5,500	107,195
Saga Communications Class A	1,800	83,700
Salem Communications Class A	5,100	27,846
Scholastic	11,454	338,580
†Scripps (E.W.) Class A	10,900	117,829
†Shutterstock	1,900	49,400
Sinclair Broadcast Group Class A	21,538	271,810

LVIP SSgA Small-Cap Index Fund–18

LVIP SSgA Small-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Media (continued)
Valassis Communications	18,886	$486,881
Value Line	630	5,651
World Wrestling Entertainment Class A	14,754	116,409

		6,881,355

Metals & Mining–1.60%
AK Steel Holding	58,600	269,560
†AM Castle	9,401	138,853
AMCOL International	11,127	341,376
†CenturyAluminum	26,100	228,636
†Coeur d’Alene Mines	41,748	1,027,001
†General Moly	23,125	92,731
Globe Specialty Metals	27,400	376,750
†Gold Reserve	26,400	87,384
Gold Resource	12,600	194,166
†Golden Minerals	14,500	66,555
†Golden Star Resources	129,500	238,280
†Handy&Harman	2,700	40,689
Haynes International	5,285	274,133
Hecla Mining	124,270	724,494
†Horsehead Holding	22,131	225,958
Kaiser Aluminum	8,800	542,872
Materion	10,300	265,534
†McEwen Mining	111,320	426,356
Metals USA Holdings	6,800	118,932
†Midway Gold	68,100	94,659
Noranda Aluminum Holding	16,800	102,648
Olympic Steel	5,151	114,043
†Paramount Gold and Silver	50,000	116,000
†Revett Minerals	12,100	34,122
†RTI International Metals	14,694	404,967
Schnitzer Steel Industries Class A	11,100	336,663
†Stillwater Mining	50,181	641,313
†SunCoke Energy	31,800	495,762
†Universal Stainless & Alloy	2,374	87,292
†USAntimony	27,200	47,872
US Silica Holdings	5,800	97,034
†Vista Gold	17,300	46,710
Worthington Industries	23,807	618,744

		8,918,089

Multiline Retail–0.17%
Bon-Ton Stores	7,900	95,748
Fred’s Class A	14,593	194,233
†Gordmans Stores	4,300	64,586
†Saks	49,900	524,449
†Tuesday Morning	14,418	90,113

		969,129

Multi-Utilities–0.43%
Avista	25,417	612,804
Black Hills	20,733	753,437
CH Energy Group	6,757	440,692

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Multi-Utilities (continued)
NorthWestern	16,666	$578,810

		2,385,743

Oil, Gas & Consumable Fuels–3.90%
†Abraxas Petroleum	43,800	95,922
Adams Resources & Energy	1,100	38,577
Alon USA Energy	6,140	111,073
†Amyris	18,800	58,656
Apco Oil and Gas International	4,544	55,937
†Approach Resources	15,454	386,505
ArchCoal	92,300	675,636
Berry Petroleum Class A	24,161	810,602
†Bill Barrett	20,291	360,977
†Bonanza Creek Energy	4,900	136,171
†BPZ Resources	55,121	173,631
†Callon Petroleum	21,800	102,460
†Carrizo Oil & Gas	17,597	368,129
†Ceres	3,700	16,798
†Clayton Williams Energy	3,066	122,640
†Clean Energy Fuels	29,537	367,736
†Cloud Peak Energy	27,800	537,374
†Comstock Resources	20,000	302,600
Contango Oil & Gas	5,531	234,293
†Crimson Exploration	12,600	34,524
Crosstex Energy	16,497	236,567
†=CVR Energy	42,142	0
†CVR Energy	6,900	336,651
Delek U.S. Holdings	7,067	178,936
†Diamondback Energy	5,900	112,808
†Emerald Oil	7,400	38,776
†Endeavour International	16,786	86,951
Energy XXI Bermuda	34,800	1,120,212
†EPLOil&Gas	12,000	270,600
†Evolution Petroleum	9,900	80,487
†Forest Oil	49,200	329,148
†Frontline	27,100	88,346
†FX Energy	28,583	117,476
GasLog	11,900	147,917
†Gastar Exploration	31,500	38,115
†Gevo	20,100	30,954
†Goodrich Petroleum.	13,928	129,809
†Green Plains Renewable Energy	12,600	99,666
†Gulfport Energy	25,914	990,433
†Halcon Resources	49,072	339,578
Hallador Energy	2,200	18,172
†Harvest Natural Resources	20,696	187,713
†Isramco	600	62,394
†KiOR Class A	13,300	85,253
Knightsbridge Tankers	12,351	64,843
†Kodiak Oil & Gas	116,200	1,028,370
†Magnum Hunter Resources	59,600	237,804
†Matador Resources	7,900	64,780

LVIP SSgA Small-Cap Index Fund–19

LVIP SSgA Small-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Oil, Gas & Consumable Fuels (continued)
†McMoRan Exploration	46,752	$750,370
†Midstates Petroleum	12,100	83,369
†Miller Energy Resources	19,000	75,240
Nordic American Tankers	22,018	192,658
†Northern Oil & Gas	28,700	482,734
†Oasis Petroleum	35,200	1,119,360
Panhandle Oil & Gas Class A	3,800	107,274
†PDC Energy	12,720	422,431
Penn Virginia	23,185	102,246
†Petroquest Energy	28,892	143,015
†Quicksilver Resources	59,400	169,884
†Renewable Energy Group	5,100	29,886
Rentech	94,300	248,009
†Resolute Energy	19,800	160,974
†Rex American Resources	2,500	48,225
†Rex Energy	17,293	225,155
†Rosetta Resources	23,309	1,057,296
†Sanchez Energy	5,900	106,200
†Saratoga Resources	9,200	32,568
†Scorpio Tankers	23,700	168,507
†SemGroup Class A	18,200	711,256
Ship Finance International	21,624	359,607
†Solazyme	16,500	129,690
†Stone Energy	22,306	457,719
†Swift Energy	17,664	271,849
†Synergy Resources	19,800	106,722
Targa Resources	13,600	718,624
Teekay Tankers Class A	20,137	58,397
†Triangle Petroleum	23,600	141,364
†Uranerz Energy	39,200	54,488
†Uranium Energy	44,500	113,920
†Vaalco Energy	29,192	252,511
W&T Offshore	14,100	226,023
†Warren Resources	38,992	109,568
Western Refining	26,400	744,216
†Westmoreland Coal	6,000	56,040
†ZaZa Energy	12,500	25,625

		21,776,020

Paper & Forest Products–0.82%
Buckeye Technologies	16,823	482,988
†Clearwater Paper	10,436	408,674
Deltic Timber	4,829	341,024
Glatfelter	18,783	328,327
KapStone Paper & Packaging	17,900	397,201
†Louisiana-Pacific	63,700	1,230,684
Neenah Paper	6,232	177,425
†Resolute Forest Products	36,500	483,260
Schweitzer-Mauduit International	14,176	553,289
Wausau Paper	22,603	195,742

		4,598,614

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Personal Products–0.29%
†Elizabeth Arden	11,523	$518,650
Female Health	9,200	66,056
InterParfums	8,236	160,273
†Medifast	5,400	142,506
Nature’s Sunshine Products	3,600	52,128
Nutraceutical International	2,300	38,042
†Prestige Brands Holdings	22,653	453,740
†Revlon Class A	6,400	92,800
†Synutra International	7,875	36,461
†USANA Health Sciences	2,052	67,572

		1,628,228

Pharmaceuticals–1.42%
†Acura Pharmaceuticals	2,300	5,106
†Akorn	23,678	316,338
†Ampio Pharmaceuticals	10,900	39,131
†Auxilium Pharmaceuticals	21,544	399,210
†AVANIR Pharmaceuticals	51,400	135,182
†Cadence Pharmaceuticals	30,432	145,769
†Cempra	2,100	13,440
†Corcept Therapeutics	30,100	43,043
†Cornerstone Therapeutics	6,600	31,218
†Cumberland Pharmaceuticals	6,000	25,200
†Depomed	28,200	174,558
†Endocyte	15,000	134,700
Hi-Tech Pharmacal	4,200	146,916
†Impax Laboratories	29,000	594,210
†Jazz Pharmaceuticals	19,200	1,021,440
†Lannett	6,600	32,736
†MAP Pharmaceuticals	12,600	197,946
†Medicines	26,097	625,545
†Nektar Therapeutics	48,007	355,732
†Obagi Medical Products	9,427	128,113
†Omeros	15,300	79,407
†Optimer Pharmaceuticals	20,100	181,905
†Pacira Pharmaceuticals	9,300	162,471
Pain Therapeutics	20,812	56,401
†Pernix Therapeutics Holdings	4,600	35,650
†POZEN	16,406	82,194
Questcor Pharmaceuticals	24,700	659,984
†Repros Therapeutics	7,500	118,125
†Sagent Pharmaceuticals	4,700	75,623
†Santarus	27,300	299,754
†Sucampo Pharmaceuticals Class A	6,400	31,360
†Supernus Pharmaceuticals	1,700	12,189
†Transcept Pharmaceuticals	6,400	28,480
†Ventrus Biosciences	6,300	13,608
†ViroPharma	30,378	691,403
†Vivus	47,095	632,015
†XenoPort	20,644	160,404
†Zogenix	24,400	32,452

		7,918,958

LVIP SSgA Small-Cap Index Fund–20

LVIP SSgA Small-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Professional Services–1.52%
†Acacia Research	21,400	$548,910
†Advisory Board	14,982	701,008
Barrett Business Services	3,500	133,315
†CBIZ	21,148	124,985
CDI	7,249	124,175
Corporate Executive Board	14,600	692,916
†CoStar Group	12,443	1,112,031
†CRA International	5,878	116,208
†Dolan	16,459	64,026
†Exponent	5,523	308,349
†Franklin Covey	8,100	104,490
†FTI Consulting	19,200	633,600
†GP Strategies	5,300	109,445
Heidrick & Struggles International	9,306	142,010
†Hill International	14,100	51,606
†Hudson Global	18,600	83,328
†Huron Consulting Group	10,186	343,166
†ICF International	10,100	236,744
Insperity	11,614	378,152
Kelly Services Class A	13,883	218,518
Kforce	14,660	210,078
†Korn/Ferry International	20,974	332,648
†Mistras Group	7,800	192,582
†Navigant Consulting	22,238	248,176
†Odyssey Marine Exploration	40,500	120,285
†On Assignment	19,126	387,875
†Pendrell	79,400	100,838
Resources Connection	16,955	202,443
†RPX	10,700	96,728
†TrueBlue	16,432	258,804
VSE	2,000	49,020
†WageWorks	3,300	58,740

		8,485,199

Real Estate Investment Trusts–7.93%
Acadia Realty Trust	22,361	560,814
AG Mortgage Investment Trust	10,100	237,148
Agree Realty	4,237	113,509
Alexander’s	977	323,192
American Assets Trust	14,800	413,364
American Capital Mortgage Investment	16,300	384,191
American Realty Capital Trust	73,500	848,925
AmREIT Class B	3,400	58,310
Anworth Mortgage Asset	60,890	351,944
Apollo Commercial Real Estate Finance	9,500	154,185
Ares Commercial Real Estate	3,900	64,038
Armour Residential REIT	138,600	896,742
Ashford Hospitality Trust	21,381	224,714
Associated Estates Realty	21,934	353,576
Campus Crest Communities	16,000	196,160

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Real Estate Investment Trusts (continued)
CapLease	24,968	$139,072
Capstead Mortgage	44,900	515,003
Cedar Realty Trust	30,280	159,878
Chatham Lodging Trust	6,600	101,508
Chesapeake Lodging Trust	19,000	396,720
Colonial Properties Trust	41,100	878,307
Colony Financial	23,100	450,450
Coresite Realty	8,300	229,578
Cousins Properties	38,169	318,711
CreXus Investment	29,800	365,050
CubeSmart	53,806	783,953
CYS Investments	77,000	909,370
DCT Industrial Trust	107,361	696,773
DiamondRock Hospitality	81,988	737,892
DuPont Fabros Technology	28,214	681,650
Dynex Capital	21,900	206,736
EastGroup Properties	13,140	707,063
Education Realty Trust	51,361	546,481
EPR Properties	20,601	949,912
Equity One	24,978	524,788
Excel Trust	19,200	243,264
†FelCor Lodging Trust	61,978	289,437
†First Industrial Realty Trust	44,973	633,220
First Potomac Realty Trust	20,787	256,927
Franklin Street Properties	32,339	398,093
Getty Realty	10,059	181,666
Gladstone Commercial	6,200	111,290
Glimcher Realty Trust	64,117	711,058
Government Properties Income Trust	19,347	463,748
†Gramercy Capital	23,200	68,208
Gyrodyne of America	600	43,236
Healthcare Realty Trust	38,322	920,111
Hersha Hospitality Trust	76,390	381,950
Highwoods Properties	34,942	1,168,810
Hudson Pacific Properties	15,700	330,642
Inland Real Estate	33,249	278,627
Invesco Mortgage Capital	50,900	1,003,239
Investors Real Estate Trust	43,595	380,584
†iStar Financial	36,700	299,105
JAVELIN Mortgage Investment	2,700	51,543
Kite Realty Group Trust	30,366	169,746
LaSalle Hotel Properties	37,661	956,213
Lexington Realty Trust	60,391	631,086
LTC Properties	13,716	482,666
Medical Properties Trust	62,521	747,751
Monmouth Real Estate Investment	15,600	161,616
National Health Investors	11,261	636,584
New York Mortgage Trust	19,500	123,240
NorthStar Realty Finance	71,893	506,127
Omega Healthcare Investors	49,875	1,189,519
One Liberty Properties	6,300	127,827
Parkway Properties	7,962	111,388

LVIP SSgA Small-Cap Index Fund–21

LVIP SSgA Small-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Real Estate Investment Trusts (continued)
Pebblebrook Hotel Trust	26,800	$619,080
Pennsylvania Real Estate Investment
Trust	25,123	443,170
PennyMac Mortgage Investment Trust	27,004	682,931
Potlatch	17,563	688,294
PS Business Parks	8,382	544,662
RAIT Financial Trust	17,798	100,559
Ramco-Gershenson Properties Trust	18,759	249,682
Redwood Trust	36,160	610,742
Resource Capital	40,493	226,761
Retail Opportunity Investments	21,900	281,634
RLJLodgingTrust	49,600	960,752
Rouse Properties	11,200	189,504
Ryman Hospitality Properties	17,034	655,113
Sabra Health Care REIT	16,486	358,076
Saul Centers	4,003	171,288
Select Income REIT	4,700	116,419
Sovran Self Storage	13,531	840,275
Spirit Realty Capital	14,300	254,254
STAG Industrial	12,600	226,422
Starwood Property Trust	59,971	1,376,934
†Strategic Hotels & Resorts	82,105	525,472
Summit Hotel Properties	16,100	152,950
Sun Communities	13,526	539,552
†Sunstone Hotel Investors	59,253	634,600
Terreno Realty	7,700	118,888
Two Harbors Investment	131,700	1,459,236
UMH Properties	7,500	77,475
Universal Health Realty Income Trust	4,808	243,333
Urstadt Biddle Properties Class A	11,542	227,147
Washington Real Estate Investment Trust	30,704	802,910
Western Asset Mortgage Capital	7,600	150,252
Whitestone REIT	5,100	71,655
Winthrop Realty Trust	15,298	169,043

		44,307,293

Real Estate Management & Development–0.16%
†AVHomes	4,477	63,663
Consolidated-Tomoka Land	2,692	83,479
†Forestar Group	14,800	256,484
Kennedy-Wilson Holdings	17,400	243,252
†Tejon Ranch	4,931	138,462
Thomas Properties Group	16,300	88,183

		873,523

Road & Rail–1.16%
Amerco	3,869	490,628
Arkansas Best	12,955	123,720
†Avis Budget Group	49,300	977,126
Celadon Group	7,477	135,109
†Genesee & Wyoming Class A	20,435	1,554,695

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Road & Rail (continued)
Heartland Express	19,648	$256,799
Knight Transportation	25,722	376,313
Marten Transport	5,589	102,782
†Old Dominion Freight Line	31,406	1,076,598
†Patriot Transportation Holding	2,874	81,708
†Quality Distribution	10,800	64,800
†Roadrunner Transportation Systems	7,400	134,236
†Saia	8,049	186,093
†Swift Transportation	34,600	315,552
Universal Truckload Services	3,005	54,841
Werner Enterprises	19,843	429,998
†Zipcar	13,600	112,064

		6,473,062

Semiconductors & Semiconductor Equipment–3.49%
†Advanced Energy Industries	15,860	219,027
†Alpha & Omega Semiconductor	9,000	75,600
†Amkor Technology	27,105	115,196
†ANADIGICS	37,203	93,752
†Applied Micro Circuits	32,766	275,234
†ATMI	13,101	273,549
†Axcelis Technologies	28,400	39,476
†AXT	17,300	48,613
Brooks Automation	28,074	225,996
Cabot Microelectronics	10,444	370,866
†Cavium	21,697	677,163
†Ceva	11,600	182,700
†Cirrus Logic	29,906	866,377
Cohu	12,278	133,094
†Cymer	14,337	1,296,495
†Diodes	15,148	262,818
†DSP Group	5,278	30,401
†Entegris	62,688	575,476
†Entropic Communications	39,012	206,373
†Exar	13,713	122,046
†First Solar	27,900	861,552
†FormFactor	27,519	125,487
†GSI Technology	9,200	57,684
†GT Advanced Technologies	50,800	153,416
†Hittite Microwave	14,669	910,945
†Inphi	11,700	112,086
†Integrated Device Technology	63,700	465,010
†Integrated Silicon Solution	14,800	133,200
†Intermolecular	9,000	80,100
†International Rectifier	31,500	558,495
Intersil Class A	57,300	475,017
IXYS	12,955	118,409
†Kopin	35,200	117,216
†Lattice Semiconductor	59,294	236,583
†LTX-Credence	17,933	117,640
†Mattson Technology	29,600	24,864
†MaxLinear Class A	11,200	56,224

LVIP SSgA Small-Cap Index Fund–22

LVIP SSgA Small-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Semiconductors & Semiconductor Equipment (continued)
†MEMC Electronic Materials	103,100	$330,951
Micrel	19,239	182,771
†Microsemi	38,865	817,720
†Mindspeed Technologies	18,800	87,984
†MIPS Technologies	23,738	185,631
MKS Instruments	24,012	619,029
Monolithic Power Systems	13,314	296,636
†MoSys	17,600	61,248
†Nanometrics	8,800	126,896
†NeoPhotonics	9,900	56,826
†NVE	1,700	94,333
†OmniVision Technologies	23,168	326,205
†PDF Solutions	9,000	124,020
†Peregrine Semiconductor	3,000	45,930
†Pericom Semiconductor	11,601	93,156
†Photronics	31,172	185,785
†PLX Technology	24,808	90,053
Power Integrations	12,700	426,847
†QuickLogic	19,600	42,532
†Rambus	44,900	219,112
†RF Micro Devices	126,857	568,319
†Rubicon Technology.	9,601	58,662
†Rudolph Technologies	16,212	218,051
†Semtech	28,652	829,475
†Sigma Designs	17,091	88,019
†Silicon Image	33,875	168,020
†Spansion Class A	19,700	274,027
†STR Holdings	12,900	32,508
†SunPower	20,100	112,962
Supertex	5,891	103,387
Tessera Technologies	23,155	380,205
†TriQuint Semiconductor	75,049	363,237
†Ultra Clean Holdings	11,700	57,447
†Ultratech	11,702	436,485
†Veeco Instruments	17,650	521,028
†Volterra Semiconductor	10,704	183,788

		19,503,465

Software–3.62%
†Accelrys	22,030	199,372
†ACI Worldwide	17,316	756,536
†Actuate	24,929	139,602
†Advent Software	13,116	280,420
American Software Class A	12,900	100,104
†Aspen Technology	41,300	1,141,532
†AVG Technologies	4,700	74,401
Blackbaud	20,276	462,901
†Bottomline Technologies	15,477	408,438
†BroadSoft	12,300	446,859
†Callidus Software	17,500	79,450
†CommVault Systems	20,567	1,433,726
†Comverse	9,000	256,770

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Software (continued)
Digimarc	3,500	$72,450
Ebix	12,100	194,447
†Ellie Mae	10,800	299,700
†Eloqua	3,700	87,283
†Envivio	3,900	6,630
EPIQ Systems	12,157	155,366
ePlus	1,900	78,546
Fair Isaac	14,900	626,247
†FalconStor Software	11,136	25,947
†FleetMatics Group	3,600	90,576
†GluMobile	27,300	62,517
†Guidance Software	8,800	104,456
†Guidewire Software	10,100	300,172
†Imperva	4,900	154,497
†Infoblox	3,900	70,083
†Interactive Intelligence Group	7,419	248,833
†Jive Software	9,300	135,129
†Manhattan Associates	9,674	583,729
†Mentor Graphics	42,834	729,035
†MicroStrategy	3,777	352,696
Monotype Imaging Holdings	14,802	236,536
†Netscout Systems	16,400	426,236
†Parametric Technology	55,314	1,245,118
Pegasystems	6,524	147,964
†Pervasive Software	6,700	59,697
†Progress Software	28,743	603,316
†Proofpoint	3,200	39,392
†PROS Holdings	11,284	206,384
QAD Class A	4,416	63,592
†QLIK Technologies	39,400	855,768
†Qualys	5,900	87,261
†RealPage	14,900	321,393
†Rosetta Stone	2,800	34,552
†Sapiens International	6,900	27,600
†Seachange International	14,635	141,520
†Sourcefire	13,475	636,290
†SS&C Technologies Holdings	15,000	346,800
†Synchronoss Technologies	11,739	247,576
†Take-Two Interactive Software	35,204	387,596
†Tangoe	12,600	149,562
†TeleNav	10,600	84,588
†TiVo	57,336	706,380
†Tyler Technologies	13,796	668,278
†Ultimate Software Group	12,303	1,161,526
†VASCO Data Security International	15,183	123,893
†Verint Systems	9,400	275,984
†VirnetX Holding	19,200	562,176
†Websense	14,947	224,803

		20,230,231

Specialty Retail–3.39%
†Aeropostale	36,900	480,069

LVIP SSgA Small-Cap Index Fund–23

LVIP SSgA Small-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Specialty Retail (continued)
†America’s Car-Mart	3,100	$125,612
†ANN	21,200	717,408
†Asbury Automotive Group	12,413	397,588
†Barnes&Noble	11,200	169,008
bebe stores	20,669	82,469
Big 5 Sporting Goods	5,821	76,255
†Body Central	8,200	81,672
Brown Shoe	18,984	348,736
Buckle	12,682	566,124
†Cabela’s	20,487	855,332
†Casual Male Retail Group	23,800	99,960
Cato Class A	12,179	334,070
†Children’s Place Retail Stores	10,342	458,047
†Citi Trends	8,436	116,079
†Conn’s	7,882	241,820
Destination Maternity	6,800	146,608
†Express	40,900	617,181
Finish Line Class A	22,886	433,232
†Five Below	4,900	156,996
†Francesca’s Holdings	14,600	379,016
†Genesco	10,562	580,910
Group 1 Automotive	10,538	653,251
Haverty Furniture	7,120	116,127
†hhgregg	9,740	68,375
†Hibbett Sports	11,422	601,939
Hot Topic	21,367	206,192
†Jos. A Bank Clothiers	11,994	510,705
†Kirkland’s	7,300	77,307
Lithia Motors Class A	9,600	359,232
†Lumber Liquidators Holdings	12,600	665,658
†MarineMax	11,700	104,598
†Mattress Firm Holding	5,600	137,368
Men’s Wearhouse	23,408	729,393
Monro Muffler Brake	13,872	485,104
†NewYork	17,543	66,839
†Office Depot	127,400	417,872
OfficeMax	36,400	355,264
†Orchard Supply Hardware Stores Class A	1,000	7,410
Penske Automotive Group	18,300	550,647
Pep Boys-Manny Moe & Jack	21,174	208,140
†Perfumania Holdings	2,600	12,792
Pier 1 Imports	45,080	901,600
RadioShack	50,300	106,636
Rent-A-Center	26,072	895,834
†Restoration Hardware Holdings	2,100	70,833
†rue21	6,100	173,179
†Select Comfort	26,000	680,420
Shoe Carnival	7,546	154,618
Sonic Automotive Class A	17,890	373,722
Stage Stores	12,737	315,623
Stein Mart	15,302	115,377

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Specialty Retail (continued)
Systemax	4,997	$48,221
†Teavana Holdings	2,400	37,200
†Tilly’s Class A	4,600	62,054
†Vitamin Shoppe	13,600	780,096
†West Marine	8,700	93,525
†Wet Seal Class A	31,296	86,377
Winmark	1,400	79,800
†Zumiez	8,598	166,887

		18,940,407

Textiles, Apparel & Luxury Goods–1.48%
Barry (R.G.)	5,300	75,101
Cherokee	5,220	71,566
Columbia Sportswear	5,029	268,347
†Crocs	38,800	558,332
Culp	4,400	66,044
†Delta Apparel	4,000	55,920
†Fifth & Pacific	49,700	618,765
†G-III Apparel Group	6,717	229,923
†Iconix Brand Group	32,555	726,628
Jones Group	36,800	407,008
†K-Swiss Class A	17,385	58,414
†Madden (Steven)	17,080	721,972
†Maidenform Brands	9,729	189,618
Movado Group	7,150	219,362
Oxford Industries	6,110	283,260
Perry Ellis International	5,762	114,664
†Quiksilver	52,654	223,780
†Skechers U.S.A. Class A	17,710	327,635
True Religion Apparel	10,580	268,944
†Tumi Holdings	10,900	227,265
†Unifi	8,233	107,111
†VeraBradley	8,000	200,800
†Warnaco Group	18,186	1,301,572
Wolverine World Wide	22,629	927,336

		8,249,367

Thrift & Mortgage Finance–1.77%
Apollo Residential Mortgage	9,700	195,843
Astoria Financial	38,700	362,232
BankMutual	26,783	115,167
BankFinancial	12,648	93,848
†Beneficial Mutual Bancorp	16,184	153,748
Berkshire Hills Bancorp	11,990	286,081
†BofI Holding	5,900	164,433
Brookline Bancorp	28,444	241,774
Cape Bancorp	4,900	42,581
Charter Financial	2,200	23,320
Clifton Savings Bancorp	5,441	61,320
Dime Community Bancshares	15,852	220,184
†Doral Financial	70,090	50,752
ESB Financial	5,920	82,110

LVIP SSgA Small-Cap Index Fund–24

LVIP SSgA Small-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Thrift & Mortgage Finance (continued)
ESSA Bancorp	4,000	$43,560
EverBank Financial	11,300	168,483
Federalricultural Mortgage Class C	3,700	120,250
First Defiance Financial	5,700	109,383
†First Federal Bancshares of Arkansas	1,800	17,550
First Financial Holdings	5,540	72,463
†First Financial Northwest	8,100	61,155
First Pactrust Bancorp	4,800	58,896
Flushing Financial	12,259	188,053
Fox Chase Bancorp	4,110	68,432
Franklin Financial	7,300	121,034
Heritage Financial Group	4,400	60,676
Hingham Institution for Savings	600	37,560
†Home Bancorp	3,500	63,875
Home Federal Bancorp	7,200	89,496
Home Loan Servicing Solutions	13,000	245,700
†HomeStreet	2,900	74,095
Kearny Financial	8,377	81,676
†Meridian Interstate Bancorp	5,400	90,612
†MGIC Investment	97,800	260,148
†NASB Financial	2,100	44,877
†Nationstar Mortgage Holdings	7,800	241,644
Northfield Bancorp	6,959	106,125
Northwest Bancshares	44,391	538,907
OceanFirst Financial	7,200	99,000
†Ocwen Financial	49,479	1,711,496
Oritani Financial	19,861	304,271
Peoples Federal Bancshares	3,100	53,909
Provident Financial Holdings	4,900	85,750
Provident Financial Services	26,881	401,065
Provident New York Bancorp	20,646	192,214
Radian Group	65,100	397,761
Rockville Financial	10,839	139,823
Roma Financial	5,135	77,641
SI Financial Group	5,300	60,950
Simplicity Bancorp	4,600	68,770
Territorial Bancorp	6,200	141,670
Tree.com	3,000	54,090
Trustco Bank	47,675	251,724
United Financial Bancorp	9,300	146,196
ViewPoint Financial Group	13,924	291,569
†Walker & Dunlop	5,400	89,964
†Waterstone Financial	3,700	28,860
Westfield Financial	13,392	96,824
WSFS Financial	2,835	119,779

		9,871,369

Tobacco–0.22%
†Alliance One International	44,171	160,782
†Star Scientific	61,000	163,480
Universal	10,530	525,552

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Tobacco (continued)
Vector Group	24,779	$368,464

		1,218,278

Trading Companies & Distributors–0.96%
Aceto	9,400	94,376
Aircastle	24,300	304,722
Applied Industrial Technologies	18,409	773,362
†Beacon Roofing Supply	21,548	717,117
†BlueLinx Holdings	12,200	34,282
†CAI International	6,800	149,260
†DXP Enterprises	4,400	215,908
†Edgen Group	7,600	53,656
H&E Equipment Services	11,235	169,311
Houston Wire & Cable	5,675	69,632
Kaman Class A	11,889	437,515
†Rush Enterprises Class A	13,646	282,063
SeaCube Container Leasing	6,400	120,640
TAL International Group	13,188	479,779
Textainer Group Holdings	6,673	209,933
†Titan Machinery	6,555	161,909
Watsco	13,666	1,023,583
†Willis Lease Finance	2,800	40,068

		5,337,116

Transportation Infrastructure–0.01%
†Wesco Aircraft Holdings	6,000	79,260

		79,260

Water Utilities–0.27%
American States Water	8,474	406,583
Artesian Resources Class A	3,700	82,991
†Cadiz	5,898	46,712
California Water Service Group	18,502	339,512
Connecticut Water Service	5,800	172,724
Consolidated Water	8,676	64,202
Middlesex Water	8,300	162,348
SJW	5,234	139,224
York Water	4,200	73,794

		1,488,090

Wireless Telecommunication Services–0.10%
†Leap Wireless International	21,600	143,640
NTELOS Holdings	7,616	99,846
Shenandoah Telecommunications	12,095	185,174
USA Mobility	11,618	135,698

		564,358

Total Common Stock (Cost $443,711,281)		544,151,371

LVIP SSgA Small-Cap Index Fund–25

LVIP SSgA Small-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

CLOSED-END FUND–0.02%
†Firsthand Technology Value Fund	4,300	$74,992

Total Closed-End Fund (Cost $81,771)		74,992

RIGHTS–0.00%
Allos Therapeutics	45,967	0
†=Forest Laboratories	3,000	0

Total Rights (Cost $0)		0

WARRANTS–0.00%
†Greenhunter Energy, excercise price $27.50, expiration date 8/27/13	90	0
†Magnum Hunter Resources, excercise price $10.50, expiration date 11/30/13	4,440	0

Total Warrants (Cost $0)		0

	Number of Shares	Value (U.S. $)

MONEY MARKET MUTUAL FUND–2.67%
Dreyfus Treasury & Agency Cash Management Fund	14,919,853	$14,919,853

Total Money Market Mutual Fund (Cost $14,919,853)		14,919,853

	Principal Amount°
SHORT-TERM INVESTMENT–0.22%
≠¥U.S. Treasury Obligations–0.22%
U.S. Treasury Bills 0.085% 3/7/13	1,242,000	1,241,934

Total Short-Term Investment (Cost $1,241,809)		1,241,934

TOTAL VALUE OF SECURITIES–100.34% (Cost $459,954,714)	560,388,150
«LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.34%)	(1,879,598)

NET ASSETS APPLICABLE TO 28,497,985 SHARES OUTSTANDING–100.00%	$558,508,552

NET ASSET VALUE–LVIP SSgA SMALL-CAP INDEX FUND STANDARD CLASS ($406,060,446 / 20,720,692 Shares)	$19.597

NET ASSET VALUE–LVIP SSgA SMALL-CAP INDEX FUND SERVICE CLASS ($152,448,106 / 7,777,293 Shares)	$19.602

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2012:
Shares of beneficial interest (unlimited authorization–no par)	$466,986,024
Undistributed net investment income	4,943,316
Accumulated net loss on investments	(14,077,783)
Net unrealized appreciation of investments	100,656,995

Total net assets	$558,508,552

†	Non-income producing for the period.

«	Of this amount, $3,633,325 represents payable for securities purchased and $193,880 represents payable for fund shares redeemed as of December 31, 2012.

=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At December 31, 2012, the aggregate value of the fair valued securities was $0, which represented 0.00% of the Fund’s net assets. See Note 1 in “Notes to Financial Statements.”

≠	The rate shown is the effective yield at the time of purchase.

°	Principal amount shown is stated in U.S. Dollars unless noted that the security is denominated in another currency.

¥	Fully or partially pledged as collateral for futures contracts.

LVIP SSgA Small-Cap Index Fund–26

LVIP SSgA Small-Cap Index Fund

Statement of Net Assets (continued)

The following futures contracts were outstanding at December 31, 2012:1

Futures Contracts

Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
166 Russell 2000 Mini Index	$13,830,005	$14,053,560	3/16/13	$223,555

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional value presented above represents the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1]	See Note 7 in “Notes to Financial Statements.”

REIT–Real Estate Investment Trust

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Small-Cap Index Fund–27

LVIP SSgA Small-Cap Index Fund

Statement of Operations

Year Ended December 31, 2012

LVIP SSgA Small-Cap Index Fund

Statements of Changes in Net Assets

INVESTMENT INCOME:
Dividends	$11,094,298
Interest	2,503
Foreign tax withheld	(11,359)

11,085,442

EXPENSES:
Management fees	1,919,784
Distribution fees-Service Class	353,880
Accounting and administration expenses	258,344
Reports and statements to shareholders	99,951
Index fees	48,998
Pricing fees	47,773
Professional fees	35,150
Trustees’ fees	14,834
Custodian fees	13,786
Other	13,547

Total operating expenses	2,806,047

NET INVESTMENT INCOME	8,279,395

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	(3,795,799)
Foreign currencies	115
Foreign currency exchange contracts	(59)
Futures contracts	2,140,932

Net realized loss	(1,654,811)

Net change in unrealized appreciation (depreciation) of:
Investments	77,649,128
Foreign currencies	4
Futures contracts	118,580

Net change in unrealized appreciation (depreciation)	77,767,712

NET REALIZED AND UNREALIZED GAIN	76,112,901

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$84,392,296

See accompanying notes, which are an integral part of the financial statements.

	Year Ended
	12/31/12	12/31/11
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$8,279,395	$3,604,034
Net realized gain (loss)	(1,654,811)	11,873,521
Net change in unrealized appreciation (depreciation)	77,767,712	(20,618,739)

Net increase (decrease) in net assets resulting from operations	84,392,296	(5,141,184)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(3,319,431)	(1,506,656)
Service Class	(651,779)	(140,177)

	(3,971,210)	(1,646,833)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	230,559,946	293,125,579
Service Class	35,430,984	38,659,167
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	3,319,431	1,506,656
Service Class	651,779	140,177

	269,962,140	333,431,579

Cost of shares repurchased:
Standard Class	(307,760,024)	(67,123,021)
Service Class	(37,854,903)	(29,737,844)

	(345,614,927)	(96,860,865)

Increase (Decrease) in net assets derived from capital share transactions	(75,652,787)	236,570,714

NET INCREASE IN NET ASSETS	4,768,299	229,782,697
NET ASSETS:
Beginning of year	553,740,253	323,957,556

End of year	$558,508,552	$553,740,253

Undistributed net investment income	$4,943,316	$2,252,864

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Small-Cap Index Fund–28

LVIP SSgA Small-Cap Index Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Small-Cap Index Fund Standard Class
	Year Ended
	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08[1]
Net asset value, beginning of period	$17.026	$17.904	$14.258	$11.413	$19.096

Income (loss) from investment operations:
Net investment income[2]	0.267	0.168	0.148	0.113	0.186
Net realized and unrealized gain (loss)	2.434	(0.984)	3.583	2.850	(6.173)

Total from investment operations	2.701	(0.816)	3.731	2.963	(5.987)

Less dividends and distributions from:
Net investment income	(0.130)	(0.062)	(0.085)	(0.091)	(0.149)
Net realized gain	—	—	—	(0.027)	(1.547)

Total dividends and distributions	(0.130)	(0.062)	(0.085)	(0.118)	(1.696)

Net asset value, end of period	$19.597	$17.026	$17.904	$14.258	$11.413

Total return[3]	15.89%	(4.56% )	26.19%	26.02%	(33.97% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$406,060	$419,399	$192,921	$138,927	$112,717
Ratio of expenses to average net assets	0.41%	0.42%	0.44%	0.45%	0.45%
Ratio of expenses to average net assets prior to expenses waived/ reimbursed and expense paid indirectly	0.41%	0.42%	0.44%	0.46%	0.47%
Ratio of net investment income to average net assets	1.44%	0.97%	0.97%	0.95%	1.18%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.44%	0.97%	0.97%	0.94%	1.16%
Portfolio turnover	43%	15%	17%	37%	37%

[1]	Commencing May 1, 2008, SSgA Funds Management, Inc. replaced Mellon Capital Management Corporation as the Fund’s sub-advisor.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Small-Cap Index Fund–29

LVIP SSgA Small-Cap Index Fund

Financial Highlights (continued)

	LVIP SSgA Small-Cap Index Fund Service Class
	Year Ended
	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08[1]
Net asset value, beginning of period	$17.031	$17.908	$14.265	$11.423	$19.090

Income (loss) from investment operations:
Net investment income[2]	0.221	0.128	0.110	0.083	0.149
Net realized and unrealized gain (loss)	2.434	(0.988)	3.579	2.849	(6.165)

Total from investment operations	2.655	(0.860)	3.689	2.932	(6.016)

Less dividends and distributions from:
Net investment income	(0.084)	(0.017)	(0.046)	(0.063)	(0.104)
Net realized gain	—	—	—	(0.027)	(1.547)

Total dividends and distributions	(0.084)	(0.017)	(0.046)	(0.090)	(1.651)

Net asset value, end of period	$19.602	$17.031	$17.908	$14.265	$11.423

Total return[3]	15.60%	(4.80%)	25.87%	25.71%	(34.14%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$152,448	$134,341	$131,037	$67,761	$26,022
Ratio of expenses to average net assets	0.66%	0.67%	0.69%	0.70%	0.70%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	0.66%	0.67%	0.69%	0.71%	0.72%
Ratio of net investment income to average net assets	1.19%	0.72%	0.72%	0.70%	0.93%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.19%	0.72%	0.72%	0.69%	0.91%
Portfolio turnover	43%	15%	17%	37%	37%

[1]	Commencing May 1, 2008, SSgA Funds Management, Inc. replaced Mellon Capital Management Corporation as the Fund’s sub-advisor.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Small-Cap Index Fund–30

LVIP SSgA Small-Cap Index Fund

Notes to Financial Statements

December 31, 2012

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 66 series (Series). These financial statements and the related notes pertain to the LVIP SSgA Small-Cap Index Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek to approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small U.S. companies.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Short-term debt securities having less than 60 days to maturity are valued using the evaluated mean. U.S. government and agency securities are valued at the mean between the bid and the ask prices, which approximate fair value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximate fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts are valued at the daily quoted settlement prices. Open-end investment companies are valued at their published net asset value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2009–December 31, 2012), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are

LVIP SSgA Small-Cap Index Fund–31

LVIP SSgA Small-Cap Index Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2012.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended December 31, 2012.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (LIAC) is a registered investment advisor and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.32% of average daily net assets of the Fund.

SSgA Funds Management, Inc. (Sub-Advisor) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Advisor a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund paid Lincoln Life a fee at an annual rate of 0.008% of the average daily net assets of each Fund and reimbursed Lincoln Life for the cost of internal legal services. For the year ended December 31, 2012, fees for these administrative and legal services amounted to $47,995 and $5,509, respectively. Beginning January 1, 2013, the Trust will reimburse Lincoln Life for the cost of administrative and internal legal services.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2012, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$156,972
Distribution fees payable to LFD	31,640

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The Fund pays the compensation of unaffiliated trustees.

3. Investments

For the year ended December 31, 2012, the Fund made purchases of $249,236,779 and sales of $327,003,747 investment securities other than short-term investments.

At December 31, 2012, the cost of investments for federal income tax purposes was $478,739,983. At December 31, 2012, net unrealized appreciation was $81,648,167, of which $132,437,013 related to unrealized appreciation of investments and $50,788,846 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity.

LVIP SSgA Small-Cap Index Fund–32

LVIP SSgA Small-Cap Index Fund

Notes to Financial Statements (continued)

3. Investments (continued)

Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2012:

	Level 1	Level 2	Total
Common Stock	$544,151,371	$—	$544,151,371
Closed-End Fund	74,992	—	74,992
Money Market Mutual Fund	14,919,853	—	14,919,853
Short-Term Investment	—	1,241,934	1,241,934

Total	$559,146,216	$1,241,934	$560,388,150

Futures Contracts	$223,555	—	$223,555

During the year ended December 31, 2012, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the year ended December 31, 2012 and 2011 was as follows:

	Year Ended 12/31/12	Year Ended 12/31/11
Ordinary income	$3,971,210	$1,646,833

In addition, the Fund declared an ordinary income consent dividend of $1,575,319 for the year ended December 31, 2011. Such amount has been deemed paid and contributed to the Fund as additional paid-in capital.

5. Components of Net Assets on a Tax Basis

As of December 31, 2012, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$466,986,024
Undistributed ordinary income	12,977,509
Undistributed long-term capital gains	193,155
Accumulated capital & other losses	(3,296,307)
Unrealized appreciation	81,648,171

Net assets	$558,508,552

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, partnership income, market-to-market on futures contracts, and tax treatment of regulated investment companies.

LVIP SSgA Small-Cap Index Fund–33

LVIP SSgA Small-Cap Index Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis (continued)

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of regulated investment companies, partnership income and consent dividends. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2012, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$(1,617,733)	$55,002	$1,562,731

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $880,558 was utilized in 2012.

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. The provisions of the Act were effective for the Fund’s calendar year ended December 31, 2011. The Act provides for the unlimited carryover of future capital losses; however there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss, whereas before the Act, capital losses carried forward were treated as short-term.

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/12	Year Ended 12/31/11
Shares sold:
Standard Class	12,388,640	17,635,476
Service Class	1,911,378	2,239,345
Shares issued upon reinvestment of dividends and distributions:
Standard Class	175,230	87,908
Service Class	34,373	8,175

	14,509,621	19,970,904

Shares repurchased:
Standard Class	(16,476,047)	(3,865,638)
Service Class	(2,056,384)	(1,676,623)

	(18,532,431)	(5,542,261)

Net increase	(4,022,810)	14,428,643

7. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives, 2) how they are accounted for, and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. No foreign currency exchange contracts were outstanding at December 31, 2012.

Futures Contracts–The Fund may use futures in the normal course of pursuing its investment objectives. The Fund may invest in futures contracts to hedge existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

LVIP SSgA Small-Cap Index Fund–34

LVIP SSgA Small-Cap Index Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

Fair values of derivative instruments as of December 31, 2012 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Interest rate contracts (Futures contracts)	Liabilities net of receivables and other assets	$223,555	Liabilities net of receivables and other assets	$—

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2012 was as follows:

	Location of Gain or Loss on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign currency exchange contracts (Foreign currency exchange contracts)	Net realized loss on foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$(59)	$—
Interest rate contracts (Futures contracts)	Net realized gain on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	2,140,932	118,580

Total		$2,140,873	$118,580

Derivatives Generally–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2012. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2012.

	Asset Derivative Volume	Liability Derivative Volume
Futures contracts (average notional amount)	$14,921,734	$—

8. Market Risk

The Fund invests a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended December 31, 2012. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to LIAC the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities. As of December 31, 2012, there were no Rule 144A securities and no securities have been determined to be illiquid under the Fund’s Liquidity Procedures.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Subsequent Events

Management has determined no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP SSgA Small-Cap Index Fund–35

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP SSgA Small-Cap Index Fund

We have audited the accompanying statement of net assets of the LVIP SSgA Small-Cap Index Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012 by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP SSgA Small-Cap Index Fund of the Lincoln Variable Insurance Products Trust at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 18, 2013

Philadelphia, Pennsylvania

LVIP SSgA Small-Cap Index Fund–36

LVIP SSgA Small-Cap Index Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2012, the Fund designates distributions paid during the year as follows:

(A) Long-Term Captial Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
0.00%	100.00%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Sub-Advisory Agreements

On August 29 and September 10, 2012, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “LVIP Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the LVIP Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal or approval of the sub-advisory agreement with various sub-advisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the LVIP Trust (each a “Fund”).

The trustees who are not “interested persons” of the LVIP Trust (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and the sub-advisers prior to the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also received information about the Funds throughout the year in connection with the regular quarterly Board meetings from LIAC and, as applicable, the various portfolio management teams providing services to the Funds.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, LVIP Trust officers and Lincoln Life and LIAC employees to consider the renewal of the Advisory Agreements. In considering the renewal or approval of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered, among others, the factors listed below and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed or approved and accordingly, recommended to the Board of Trustees the renewal or approval of the Advisory Agreements.

Approval of Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Independent Trustees considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel, resources, compliance and LIAC’s criteria for review of the sub-adviser’s performance. The Independent Trustees reviewed the services provided by LIAC in serving as investment adviser, the personnel providing the investment management services and compliance staff, regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-adviser. The Independent Trustees noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Independent Trustees also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. Based on this information, the Independent Trustees concluded that the services provided by LIAC were satisfactory.

The Independent Trustees reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2012, for the Fund compared to the average performance of a performance universe of funds in a Lipper category underlying variable insurance products (“performance group”) and a benchmark index.

The Independent Trustees reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee, sub-advisory fee and expense ratio to those of a Lipper expense peer group for the Fund. The Independent Trustees considered that management fees as reported by Lipper include separate administrative and accounting fees for the Fund as well as the funds in the expense group, to the extent the expense group funds pay separate administrative and accounting fees. The expense peer group consists of the Fund and other funds in a Lipper category underlying variable insurance products, as classified by Lipper (“expense group”).

LVIP SSgA Small-Cap Index Fund–37

LVIP SSgA Small-Cap Index Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement with LIAC (continued)

The Independent Trustees considered that LIAC does not manage the day-to-day portfolio of the Fund, but had delegated those duties to an unaffiliated sub-adviser. The Independent Trustees concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.

The Independent Trustees noted that the investment management fees for the Fund were within range of the average investment management fee of the Lipper expense group. On the basis of the information provided, the Independent Trustees concluded that the Fund’s investment management fee was reasonable in light of the nature, quality and extent of services provided by LIAC.

The Independent Trustees considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Independent Trustees concluded that economies of scale were appropriately shared with investors.

The Independent Trustees also reviewed the profitability analysis to LIAC and its affiliates with respect to the Fund individually and the Funds group overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Independent Trustees reviewed materials provided by LIAC and Lincoln as to any such benefits. Lincoln Insurance Companies receive and retain 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Independent Trustees also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from Lincoln Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates may benefit from economies of scale with the Fund when it bargains together with the Fund for certain services. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums will be allocated to the Fund as received.

Approval of Sub-Advisory Agreement with SSgA

In considering the renewal of the sub-advisory agreement between LIAC and SSgA Funds Management, Inc. (“SSgA”) on behalf of the Fund, the Independent Trustees considered the nature, extent and quality of services provided by SSgA under the sub-advisory agreement. The Independent Trustees reviewed the services provided by SSgA, the background of the investment professionals servicing the Fund, and the reputation, resources and investment approach of SSgA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance and regulatory matters.

The Independent Trustees reviewed the Fund’s return compared to the average return of the Lipper performance group of small-cap core funds and the Russell 2000 Index. The Independent Trustees noted that the Fund’s returns for the one year, three year and five year periods were within range of the Lipper performance group and the benchmark index. The Independent Trustees concluded that the services provided by SSgA were acceptable.

The Independent Trustees reviewed the sub-advisory fee schedule which includes breakpoints, and noted that the sub-advisory fees for the Fund were below the averages of the Lipper contractual sub-adviser fees expense group. The Independent Trustees considered that the sub-advisory fee schedule for the Fund was negotiated between LIAC and SSgA, an unaffiliated third party. The Independent Trustees concluded that the sub-advisory fees for the Fund were reasonable.

With respect to profitability, the Independent Trustees considered information regarding SSgA’s estimated profitability from providing sub-advisory services to the Fund and concluded that estimated profitability was not unreasonable. The Independent Trustees reviewed materials provided by SSgA as to any additional benefits it receives and noted that SSgA may aggregate trades with other clients whose combined commission totals may be used to generate soft dollar credits which may be used for the benefit of other clients of SSgA.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Independent Trustees determined that the terms of the investment management agreement and sub-advisory agreement for the Fund continue to be fair and reasonable, and that the continuation of each such agreement is in the best interests of the Fund and recommended the renewal of the respective agreements to the Board of Trustees.

LVIP SSgA Small-Cap Index Fund–38

Officer/Trustee Information for Lincoln VIP Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Fidelity Investments	71	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	71	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Retired; Formerly, Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	71	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	71	N/A
Gary D. Lemon, PH.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly, Advisory Trustee since November 2004	Joseph Percival Allen III University Professor, James W. Emerson Director of the Robert C. McDermond Center for Management and Entrepreneurship, Professor of Economics and Management, DePauw University	71	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C.	71	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; Formerly, President Emeritus, Indiana Health Association; Formerly, President, Indiana Hospital & Health Association	71	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC.	71	N/A
Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since June 2011	Senior Vice President and Treasurer, Lincoln National Corporation; Formerly, Senior Vice President, Head of Insurance & Retirement Solutions Financial Management	N/A	N/A

LVIP SSgA Small-Cap Index Fund–39

Officer/Trustee Information for Lincoln VIP Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Jill R. Whitelaw, Esq.[1] Radnor Financial Center, 150 N. Radnor Chestor Rd, Radnor, PA 19087 YOB: 1963	Vice President, Secretary, and Chief Legal Officer	Vice President, Secretary, and Chief Legal Officer since December 2012; Formerly, Secretary and Chief Legal Officer since June 2011	Vice President and Chief Counsel - Fund Management, The Lincoln National Life Insurance Company; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corp.; Formerly, Of Counsel - Montgomery, McCracken, Walker & Rhoades; Director–Merrill Lynch, Pierce, Fenner & Smith	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, Director of Funds Management, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A
Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Vice President since December 2012	Vice President, The Lincoln National Life Insurance Company	N/A	N/A
Blake W. Martin[1] Radnor Financial Center, 150 N. Radnor Chester Rd, Radnor, PA 19087 YOB: 1956	Vice President	Vice President since December 2012	Vice President and Head of Corporate Tax, Lincoln National Corporation; Formerly, Independent Consultant and Managing Director at Smart Business Advisory and Consulting, LLC.	N/A	N/A
John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President since June 2011 and Chief Compliance Officer since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A
David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011	Vice President, Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly, Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A

LVIP SSgA Small-Cap Index Fund–40

Officer/Trustee Information for Lincoln VIP Trust (unaudited) (continued)

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*	The Trust Complex is comprised of the 66 Series of the Lincoln Variable Insurance Products Trust and the 5 Series of the Lincoln Advisors Trust.

[1]

All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940, by reason of their being officers of Lincoln Investment Advisors Corporation.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSgA Small-Cap Index Fund–41

LVIP SSgA Bond Index Fund

LVIP SSgA Bond Index Fund

a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2012

LVIP SSgA Bond Index Fund

LVIP SSgA Bond Index Fund

2012 Annual Report Commentary (unaudited)

The Fund returned 3.86% (Standard Class shares with distributions reinvested for the fiscal year ended December 31, 2012), while its benchmark, the Barclays Capital U.S. Aggregate Index*, returned 4.22%.

Breaking 2011’s trend, 2012 saw excess returns on all the credit-exposed components of the Barclays Capital U.S. Aggregate Index return to positive territory. However, even though the year can be characterized as a “risk on” year, and this usually means that US Treasuries underperform, economic uncertainty during the year allowed Treasuries to hold their own and even manage a small rally (10-Year yields fell 12 basis points from 1.88 to end the year at 1.76). Of course the appreciation for Treasuries was nothing like 2011, where they benefited from a “risk off” year and the yield on the 10-Year Treasury dropped 142 basis points (from 3.30% to 1.88%). This low yield environment had the effect of encouraging an active new issue credit market (gross fixed-rate new issue supply broke a record this year and came in at $1,086bn) and also enticed investors looking for higher returns into these assets. Comparing annual total and excess returns on the components of the Barclays Capital U.S. Aggregate Index tells a similar story. In 2011, the US Treasury, Government-Related, Corporate and Securitized portions of the index posted respective returns of 9.81%, 6.67% (excess return -0.67%), 8.15% (excess return -3.67%) and 6.22% (excess return -0.95%). This year, all sectors posted positive numbers with US Treasury’s total return at 1.99%, Government-Related at 4.90% (excess return 3.14%), Corporate at 9.82% (excess return 7.34%) and Securitized at 3.01% (excess 1.36%).

In 2012, credit markets were quickly off to the races as Europe set the overall tone of the markets with the European Central Bank’s (ECB) introduction of their Long Term Repurchase Agreement Operations (LRTO) at the end of December (2011) and the end of February. It was near the tail end of the first quarter that 10-Year US Treasury yields would hit their high of the year (2.37%), as investors flocked into risk assets at the expense of US Treasuries. Things quickly changed in Q2 when weak economic data in the US, exacerbated by the European fiscal crisis, caused the rally in credit markets to revert and investors sought the protection of US Treasuries. At the beginning of Q3, the deterioration in credit continued and the 10-Year Treasury reached an all-time low of 1.38%. Following this move, the Treasury rally quickly came to an end when ECB President Mario Draghi forcefully committed the central bank to do “whatever was necessary” to preserve the Euro and then backed up this statement near the end of the quarter with the Outright Monetary Transactions (OMT) program. Concurrently, in the US, the Fed instituted their QE3 program and this intensified the move further. However, the risk-on party didn’t get too out of hand, because in Q4 investors were left to contend with the US presidential election and the resolution of the “fiscal cliff”. These sources of uncertainty coaxed investors out of credit exposed products and back into the safety of US Treasuries. The trend wouldn’t last long, because at the FOMC’s December meeting they extended and improved their soon to expire long-dated Treasury program by no longer funding the purchases with shorter-dated sales. In addition, as the year-end deadline neared, markets gave lawmakers the benefit of the doubt that they would reach a “fiscal cliff” resolution.

Together, these two December events caused Treasuries to lose some of their allure to the higher returns of credit products.

Sources: Barclay’s Capital, Citigroup, Wall Street Journal, Financial Times, Bloomberg, US Department of Treasury, SSgA

Factors that contributed to tracking error volatility include fees, sampling error, and transaction costs. The Fund seeks to match the returns of the Barclays Capital U.S. Aggregate Index. As a result, we seek to maintain a portfolio which matches all of the major characteristics of the index, including sector, quality, yield and duration.

The Fund uses a stratified sampling approach to match the index major risk characteristics and does not over or under-weight sectors or securities in an effort to add value above its benchmark. It seeks to track as closely as possible, before fees and expenses, the return of the benchmark, Barclays Capital U.S. Aggregate Index. There is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor bond market performance.

Fixed Income Index Team

SSgA Funds Management, Inc.

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP SSgA Bond Index Fund–1

LVIP SSgA Bond Index Fund

2012 Annual Report Commentary (unaudited) (continued)

Growth of $10,000 invested 5/1/08 through 12/31/12

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP SSgA Bond Index Fund on 5/1/08 (commencement of operations). As the chart shows, by December 31, 2012, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $12,762 for the Standard Class shares and $12,615 for the Service Class shares. For comparison, look at how the Barclays Capital U.S. Aggregate Index did over the same period. The same $10,000 investment would have increased to $13,092. Earnings from avariable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

Average annual total returns on investment	Ended 12/31/12

Standard Class Shares
One Year	+3.86%
Inception (5/1/08)	+5.36%

Service Class Shares
One Year	+3.60%
Inception (5/1/08)	+5.10%

*	The Barclays Capital U.S. Aggregate Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million par amount outstanding.

LVIP SSgA Bond Index Fund–2

LVIP SSgA Bond Index Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2012 to December 31, 2012

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies), and to unaffiliated companies. The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2012 to December 31, 2012.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Annualized Expense Ratio	Expenses Paid During Period 7/1/12 to 12/31/12*
Actual
Standard Class Shares	$1,000.00	$1,016.20	0.38%	$1.93
Service Class Shares	1,000.00	1,014.90	0.63%	3.19
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.23	0.38%	$1.93
Service Class Shares	1,000.00	1,021.97	0.63%	3.20

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP SSgA Bond Index Fund–3

LVIP SSgA Bond Index Fund

Security Type/Sector Allocation (unaudited)

As of December 31, 2012

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets
Agency Mortgage-Backed Securities	29.65%
Agency Obligations	4.54%
Commercial Mortgage-Backed Securities	1.94%
Corporate Bonds	22.63%
Aerospace & Defense	0.42%
Air Freight & Logistics	0.07%
Airlines	0.07%
Auto Components	0.03%
Automobiles	0.02%
Beverages	0.50%
Biotechnology	0.21%
Building Products	0.04%
Capital Markets	2.16%
Chemicals	0.42%
Commercial Banks	1.73%
Commercial Services & Supplies	0.13%
Communications Equipment	0.15%
Computers & Peripherals	0.15%
Construction & Engineering	0.02%
Consumer Finance	0.78%
Containers & Packaging	0.03%
Diversified Consumer Services	0.06%
Diversified Financial Services	1.96%
Diversified Telecommunication Services	1.03%
Electric Utilities	1.26%
Electrical Equipment	0.05%
Electronic Equipment, Instruments & Components	0.05%
Energy Equipment & Services	0.28%
Food & Staples Retailing	0.41%
Food Products	0.44%
Gas Utilities	0.11%
Health Care Equipment & Supplies	0.22%
Health Care Providers & Services	0.46%
Hotels, Restaurants & Leisure	0.14%
Household Durables	0.18%
Independent Power Producers & Energy Traders	0.10%
Industrial Conglomerates	0.19%
Insurance	0.95%
Internet & Catalog Retail	0.02%
Internet Software & Services	0.05%
IT Services	0.19%
Leisure Equipment & Products	0.01%
Life Sciences Tools & Services	0.07%
Machinery	0.25%
Media	1.03%
Metals & Mining	0.59%
Multiline Retail	0.17%

Security Type/Sector	Percentage of Net Assets
Multi-Utilities	0.29%
Office Electronics	0.04%
Oil, Gas & Consumable Fuels	2.26%
Paper & Forest Products	0.10%
Personal Products	0.01%
Pharmaceuticals	0.81%
Professional Services	0.01%
Real Estate Investment Trusts	0.49%
Real Estate Management & Development	0.01%
Road & Rail	0.31%
Semiconductors & Semiconductor Equipment	0.13%
Software	0.25%
Specialty Retail	0.20%
Textiles, Apparel & Luxury Goods	0.01%
Thrift & Mortgage Finance	0.02%
Tobacco	0.21%
Trading Companies & Distributors	0.01%
Wireless Telecommunication Services	0.27%
Municipal Bonds	0.92%
Non-Agency Asset-Backed Securities	0.31%
Regional Bonds	0.43%
Sovereign Bonds	1.38%
Supranational Banks	1.35%
U.S. Treasury Obligations	36.14%
Money Market Mutual Fund	2.14%
Total Value of Securities	101.43%
Liabilities Net of Receivables and Other Assets	(1.43%)
Total Net Assets	100.00%

LVIP SSgA Bond Index Fund–4

LVIP SSgA Bond Index Fund

Statement of Net Assets

December 31, 2012

	Principal Amount°	Value (U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES–29.65%
Fannie Mae ARM
•2.687% 11/1/35	$486,503	$520,092
•2.906% 9/1/37	322,564	345,252
•2.972% 11/1/41	763,749	800,851
•3.257% 6/1/41	4,782,157	5,029,704
•3.307% 1/1/41	3,105,472	3,277,552
•5.076% 7/1/38	217,605	232,716
•5.537% 11/1/38	196,105	211,213
•5.707% 3/1/37	967,215	1,041,765
•5.73% 9/1/38	114,913	124,419
Fannie Mae S.F. 10 yr
3.00% 8/1/21	4,706,908	4,970,348
4.50% 2/1/14	16,350	17,593
4.50% 4/1/14	31,981	34,410
5.00% 5/1/13	33,854	35,500
5.50% 12/1/14	78,335	84,182
5.50% 11/1/15	7,492	8,042
6.00% 12/1/13	64,555	65,687
6.00% 3/1/16	310,470	323,749
6.00% 10/1/16	229,529	240,932
6.00% 12/1/17	127,994	134,350
6.00% 9/1/18	32,399	34,615
Fannie Mae S.F. 15 yr
3.00% 11/1/26	5,477,630	5,785,917
3.00% 8/1/27	2,382,923	2,518,527
3.00% 9/1/27	5,817,025	6,148,050
3.50% 11/1/25	1,879,741	1,995,208
3.50% 12/1/25	3,683,809	3,966,503
3.50% 12/1/26	2,297,527	2,438,657
4.00% 4/1/24	482,892	517,383
4.00% 5/1/24	840,789	900,844
4.00% 6/1/24	734,059	786,491
4.00% 7/1/24	389,339	417,147
4.00% 12/1/24	1,035,516	1,109,481
4.00% 1/1/25	1,225,113	1,342,098
4.00% 3/1/25	1,300,657	1,424,856
4.00% 5/1/25	638,134	683,714
4.00% 7/1/25	11,819	12,659
4.00% 8/1/25	47,544	50,925
4.00% 9/1/25	615,944	659,746
4.00% 10/1/25	642,818	688,532
4.00% 1/1/26	18,092	19,384
4.00% 3/1/26	1,505,893	1,612,984
4.00% 5/1/26	18,285	19,591
4.50% 2/1/23	298,731	321,515
4.50% 4/1/23	40,088	43,145
4.50% 5/1/23	59,669	64,220
4.50% 6/1/23	1,002,775	1,079,258
4.50% 6/1/23	133,293	143,459
4.50% 11/1/23	78,835	84,848
4.50% 1/1/24	13,265	14,274
4.50% 2/1/24	15,322	16,488

	Principal Amount°	Value (U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 15 yr (continued)
4.50% 3/1/24	$14,697	$15,816
4.50% 4/1/24	473,423	509,529
4.50% 5/1/24	1,566,403	1,685,768
4.50% 8/1/24	899,072	967,505
4.50% 11/1/24	395,790	425,915
4.50% 4/1/25	640,702	691,371
4.50% 5/1/25	58,677	63,317
4.50% 6/1/25	17,104	18,457
5.00% 6/1/19	4,380	4,759
5.00% 4/1/21	157,912	171,609
5.00% 4/1/23	83,744	90,681
5.00% 6/1/23	1,715,126	1,857,720
5.00% 9/1/23	623,106	674,720
5.00% 11/1/23	557,265	603,425
5.00% 12/1/23	415,817	450,262
5.00% 4/1/24	475,647	515,566
5.00% 3/1/25	166,526	180,320
5.00% 6/1/25	8,170	8,846
5.50% 12/1/18	445,444	478,410
5.50% 3/1/20	749,844	807,680
5.50% 4/1/22	148,850	160,982
5.50% 7/1/22	195,137	211,042
5.50% 1/1/24	164,988	178,436
5.50% 2/1/24	368,795	398,853
6.00% 2/1/14	97,785	99,887
6.00% 12/1/18	929	939
6.00% 6/1/20	64,865	70,676
6.00% 8/1/22	35,773	39,351
6.00% 9/1/22	150,878	166,534
6.00% 8/1/23	19,752	21,803
Fannie Mae S.F. 20 yr 6.50% 12/1/17	2,863	3,187
Fannie Mae S.F. 30 yr
3.00% 9/1/42	2,979,812	3,125,451
3.00% 10/1/42	1,984,342	2,081,327
3.50% 10/1/40	1,817,589	1,939,358
3.50% 12/1/40	840,571	896,885
3.50% 2/1/41	1,629,853	1,739,044
3.50% 9/1/42	12,282,561	13,143,085
4.00% 1/1/39	100,444	107,751
4.00% 2/1/39	256,408	275,061
4.00% 3/1/39	10,352	11,102
4.00% 4/1/39	803,202	861,632
4.00% 6/1/39	275,223	295,244
4.00% 8/1/39	1,089,875	1,188,306
4.00% 9/1/39	1,198,444	1,335,062
4.00% 11/1/39	112,564	120,753
4.00% 12/1/39	2,434,044	2,609,503
4.00% 1/1/40	1,088,104	1,167,259
4.00% 5/1/40	592,634	635,931
4.00% 8/1/40	257,031	275,809
4.00% 9/1/40	505,777	542,728

LVIP SSgA Bond Index Fund–5

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 30 yr (continued)
4.00% 10/1/40	$1,811,049	$1,943,362
4.00% 11/1/40	2,515,196	2,708,581
4.00% 12/1/40	3,376,110	3,672,102
4.00% 1/1/41	9,315,444	9,996,049
4.00% 2/1/41	2,044,068	2,193,405
4.00% 3/1/41	52,377	56,219
4.00% 4/1/41	717,934	770,609
4.00% 5/1/41	4,216,273	4,525,627
4.00% 6/1/41	76,365	81,968
4.00% 9/1/41	932,610	1,001,037
4.00% 10/1/41	506,148	543,284
4.00% 11/1/41	998,083	1,071,313
4.00% 12/1/41	46,744	50,174
4.00% 1/1/42	32,575	34,965
4.00% 3/1/42	922,219	1,000,835
4.50% 8/1/33	68,891	74,785
4.50% 1/1/34	57,063	61,946
4.50% 9/1/35	303,178	327,982
4.50% 2/1/38	116,278	125,646
4.50% 4/1/38	166,913	180,360
4.50% 7/1/38	158,073	170,808
4.50% 11/1/38	668,709	722,583
4.50% 2/1/39	1,529,300	1,652,507
4.50% 3/1/39	1,234,974	1,334,469
4.50% 4/1/39	3,038,180	3,308,945
4.50% 5/1/39	1,384,577	1,528,421
4.50% 7/1/39	1,522,964	1,645,660
4.50% 9/1/39	653,185	725,200
4.50% 1/1/40	1,912,959	2,151,963
4.50% 2/1/40	3,943,655	4,374,234
4.50% 5/1/40	2,415,734	2,652,630
4.50% 6/1/40	1,143,335	1,239,020
4.50% 8/1/40	509,521	550,570
4.50% 9/1/40	1,357,643	1,471,264
4.50% 10/1/40	6,702,081	7,283,192
4.50% 11/1/40	1,391,609	1,523,622
4.50% 2/1/41	2,733,820	2,967,739
4.50% 5/1/41	675,979	734,451
4.50% 6/1/41	603,332	653,825
5.00% 2/1/13	25,755	25,736
5.00% 12/1/32	88,111	95,501
5.00% 9/1/33	519,117	565,577
5.00% 4/1/34	1,878,095	2,041,485
5.00% 7/1/34	1,209,684	1,317,948
5.00% 11/1/34	595,650	648,526
5.00% 4/1/35	385,892	419,463
5.00% 6/1/35	673,197	732,784
5.00% 7/1/35	616,039	670,206
5.00% 9/1/35	164,391	178,488
5.00% 10/1/35	525,367	569,863
5.00% 12/1/35	2,471,209	2,683,110
5.00% 2/1/36	5,644,830	6,139,160

	Principal Amount°	Value (U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 30 yr (continued)
5.00% 3/1/36	$323,135	$351,697
5.00% 11/1/36	111,434	121,129
5.00% 8/1/37	100,823	109,216
5.00% 4/1/38	984,367	1,066,314
5.00% 7/1/38	83,231	90,160
5.00% 11/1/38	109,232	118,325
5.00% 8/1/39	2,556,835	2,769,687
5.00% 12/1/39	598,172	662,923
5.00% 1/1/40	1,220,285	1,374,496
5.00% 7/1/40	4,549,724	4,995,190
5.50% 11/1/33	254,139	278,511
5.50% 1/1/34	244,941	269,198
5.50% 5/1/34	320,572	352,318
5.50% 7/1/34	502,453	549,699
5.50% 10/1/34	518,506	573,580
5.50% 9/1/35	313,043	342,087
5.50% 10/1/35	466,781	510,088
5.50% 12/1/35	743,411	810,410
5.50% 12/1/35	374,268	408,992
5.50% 1/1/36	1,807,996	1,975,741
5.50% 4/1/36	3,284,573	3,578,781
5.50% 8/1/36	816,235	891,965
5.50% 2/1/37	200,287	219,079
5.50% 3/1/37	457,450	497,105
5.50% 5/1/37	613,022	675,281
5.50% 6/1/37	518,368	573,427
5.50% 8/1/37	220,569	239,689
5.50% 11/1/37	4,620	5,021
5.50% 12/1/37	1,997	2,170
5.50% 1/1/38	1,693,019	1,839,779
5.50% 2/1/38	533,239	579,437
5.50% 6/1/38	61,497	66,827
5.50% 7/1/38	538,068	584,626
5.50% 10/1/38	215,696	234,394
5.50% 1/1/39	1,066,856	1,159,248
5.50% 5/1/39	2,089,681	2,270,826
5.50% 6/1/39	1,846,103	2,006,134
5.50% 7/1/41	1,766,219	1,919,325
6.00% 12/1/35	364,032	408,329
6.00% 2/1/36	249,872	273,563
6.00% 6/1/36	128,054	140,195
6.00% 7/1/36	431,560	472,476
6.00% 8/1/36	339,417	371,597
6.00% 9/1/36	542,171	594,706
6.00% 10/1/36	474,337	519,309
6.00% 11/1/36	49,876	54,604
6.00% 1/1/37	253,647	278,884
6.00% 2/1/37	1,711,920	1,881,729
6.00% 3/1/37	144,969	158,715
6.00% 4/1/37	75,614	82,783
6.00% 5/1/37	485,434	531,458
6.00% 6/1/37	307,667	336,837

LVIP SSgA Bond Index Fund–6

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 30 yr (continued)
6.00% 8/1/37	$946,760	$1,036,523
6.00% 9/1/37	1,123,948	1,230,510
6.00% 10/1/37	1,998,905	2,188,423
6.00% 11/1/37	405,836	444,313
6.00% 1/1/38	148,005	162,037
6.00% 2/1/38	233,309	254,919
6.00% 4/1/38	19,171	20,946
6.00% 5/1/38	650,705	710,975
6.00% 6/1/38	422,362	461,483
6.00% 8/1/38	247,247	270,148
6.00% 9/1/38	114,075	124,642
6.00% 10/1/38	165,328	180,641
6.00% 11/1/38	237,028	258,982
6.50% 3/1/32	2,379	2,712
6.50% 7/1/36	315,341	353,720
6.50% 9/1/36	324,689	364,216
6.50% 11/1/36	410,434	460,479
6.50% 9/1/37	42,014	47,038
6.50% 10/1/37	609,178	684,039
6.50% 2/1/38	645,436	725,211
6.50% 3/1/38	1,203,126	1,350,733
6.50% 5/1/38	264,910	297,632
6.50% 7/1/38	654,599	735,138
6.50% 10/1/38	387,714	433,016
7.00% 8/1/39	882,874	1,052,849
Fannie Mae S.F. 30 yr TBA
3.00% 1/1/43	8,000,000	8,382,500
3.50% 1/1/43	5,000,000	5,330,664
Freddie Mac ARM
•2.846% 11/1/37	333,944	355,699
•2.854% 9/1/37	531,118	567,330
•3.539% 9/1/40	2,658,089	2,812,686
•3.57% 8/1/40	1,644,497	1,740,172
•5.824% 6/1/36	320,262	334,517
Freddie Mac S.F. 15 yr
3.00% 11/1/26	6,966,351	7,325,844
3.00% 3/1/27	2,798,962	2,976,627
3.00% 4/1/27	2,305,008	2,432,600
3.50% 12/1/25	3,722,059	3,987,334
3.50% 3/1/26	2,985,335	3,139,328
4.00% 2/1/24	205,896	219,586
4.00% 8/1/24	357,894	378,480
4.00% 2/1/25	447,916	473,541
4.00% 7/1/25	1,466,471	1,550,365
4.00% 4/1/26	2,947,649	3,117,200
4.50% 1/1/15	27,333	27,976
4.50% 2/1/15	21,322	21,824
4.50% 8/1/15	14,009	14,991
4.50% 3/1/18	352,082	375,278
4.50% 4/1/18	285,302	299,783
4.50% 10/1/18	113,006	120,451
4.50% 11/1/18	380,898	407,266

	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Freddie Mac S.F. 15 yr (continued)
4.50% 12/1/18	$196,818	$209,784
4.50% 1/1/19	185,665	197,896
4.50% 2/1/19	250,437	266,936
4.50% 7/1/19	351,811	374,988
4.50% 12/1/19	124,345	132,537
4.50% 4/1/21	90,755	96,734
4.50% 1/1/23	109,073	116,088
4.50% 4/1/23	208,258	221,653
4.50% 5/1/23	414,087	440,720
4.50% 6/1/23	25,281	26,907
4.50% 12/1/23	46,432	49,418
4.50% 6/1/24	17,820	18,961
4.50% 7/1/24	614,664	654,005
4.50% 8/1/24	222,947	240,004
4.50% 11/1/24	535,858	570,156
4.50% 5/1/25	218,728	232,728
5.00% 10/1/17	35,417	38,104
5.00% 4/1/18	616,442	663,217
5.00% 1/1/22	533,691	574,438
5.00% 6/1/22	313,784	337,005
5.00% 4/1/23	397,860	426,682
5.00% 1/1/25	44,928	48,140
5.00% 3/1/25	953,161	1,026,529
5.00% 7/1/25	225,514	241,995
5.50% 1/1/13	2,441	2,440
5.50% 12/1/13	38,974	39,953
5.50% 12/1/15	80,348	85,836
5.50% 11/1/16	444,156	474,632
5.50% 11/1/17	568,422	586,968
5.50% 4/1/18	186,876	200,062
5.50% 11/1/21	3,500	3,761
5.50% 6/1/23	56,697	61,349
5.50% 7/1/24	559,288	597,663
5.50% 12/1/24	527,889	573,018
6.00% 12/1/22	233,726	259,000
6.00% 11/1/23	261,634	288,944
Freddie Mac S.F. 30 yr
3.50% 2/1/42	4,756,516	5,072,389
3.50% 5/1/42	4,597,256	4,902,553
4.00% 5/1/39	1,065,754	1,138,086
4.00% 2/1/40	303,803	324,421
4.00% 5/1/40	586,737	626,925
4.00% 8/1/40	116,208	124,168
4.00% 9/1/40	902,915	964,759
4.00% 9/1/40	160,232	171,207
4.00% 11/1/40	6,967,200	7,670,493
4.00% 12/1/40	2,303,524	2,461,303
4.00% 2/1/41	2,733,473	2,966,799
4.00% 12/1/41	701,681	750,180
4.00% 1/1/42	2,457,813	2,656,113
4.00% 3/1/42	311,730	333,180
4.00% 6/1/42	31,189	33,345

LVIP SSgA Bond Index Fund–7

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Freddie Mac S.F. 30 yr (continued)
4.50% 2/1/39	$290,648	$311,892
4.50% 4/1/39	154,105	165,369
4.50% 5/1/39	339,887	374,002
4.50% 6/1/39	2,404,776	2,630,685
4.50% 7/1/39	547,399	587,409
4.50% 9/1/39	1,484,784	1,660,125
4.50% 10/1/39	731,378	797,497
4.50% 1/1/40	3,965,408	4,375,449
4.50% 2/1/40	2,381,974	2,628,281
4.50% 7/1/40	526,221	566,657
4.50% 9/1/40	2,005,507	2,212,886
4.50% 2/1/41	7,249,827	8,119,566
4.50% 3/1/41	917,512	1,002,638
5.00% 10/1/34	744,720	819,795
5.00% 2/1/35	161,032	173,884
5.00% 8/1/35	343,171	370,559
5.00% 10/1/35	167,068	180,402
5.00% 11/1/35	62,920	67,942
5.00% 12/1/35	593,085	640,419
5.00% 2/1/37	479,083	515,769
5.00% 4/1/37	470,898	506,715
5.00% 5/1/37	701,398	754,747
5.00% 12/1/37	1,458,495	1,570,007
5.00% 1/1/38	22,224	23,915
5.00% 4/1/38	17,881	19,241
5.00% 6/1/38	941,582	1,013,199
5.00% 7/1/38	108,476	116,726
5.00% 9/1/38	47,967	51,615
5.00% 10/1/38	934,489	1,005,567
5.00% 12/1/38	774,308	833,203
5.00% 1/1/39	231,790	249,420
5.00% 2/1/39	317,928	342,110
5.00% 3/1/39	1,127,904	1,241,609
5.00% 8/1/39	279,254	307,406
5.00% 9/1/39	2,009,140	2,200,883
5.00% 1/1/40	1,686,756	1,847,733
5.00% 5/1/40	646,658	725,124
5.00% 6/1/40	3,450,396	3,792,254
5.00% 9/1/40	534,735	575,408
5.00% 3/1/41	1,112,706	1,223,766
5.50% 8/1/33	177,849	193,739
5.50% 6/1/34	345,382	375,375
5.50% 6/1/35	262,385	285,171
5.50% 11/1/35	435,795	473,095
5.50% 1/1/37	316,712	342,731
5.50% 5/1/37	396,989	429,603
5.50% 7/1/37	158,226	175,181
5.50% 1/1/38	1,823,431	1,973,234
5.50% 2/1/38	417,426	450,937
5.50% 5/1/38	2,279,923	2,504,419
5.50% 5/1/38	105,640	114,055
5.50% 6/1/38	114,318	123,424

	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Freddie Mac S.F. 30 yr (continued)
5.50% 8/1/38	$309,686	$337,958
5.50% 12/1/38	384,370	416,975
5.50% 8/1/39	548,642	602,666
5.50% 12/1/39	1,440,793	1,558,260
5.50% 3/1/40	1,232,462	1,331,403
5.50% 4/1/40	2,185,121	2,360,542
5.50% 5/1/40	1,423,296	1,537,557
5.50% 6/1/41	318,485	344,052
6.00% 8/1/36	101,517	110,349
6.00% 11/1/36	287,859	313,712
6.00% 4/1/37	4,030	4,392
6.00% 5/1/37	661,805	720,209
6.00% 8/1/37	1,277,784	1,390,546
6.00% 9/1/37	690,443	757,690
6.00% 10/1/37	210,130	229,528
6.00% 11/1/37	1,148,616	1,249,979
6.00% 12/1/37	39,930	43,666
6.00% 6/1/38	139,682	152,008
6.00% 7/1/38	283,184	308,174
6.00% 8/1/38	317,911	345,966
6.00% 9/1/38	157,376	171,264
6.00% 10/1/38	376,519	409,747
6.00% 11/1/38	188,678	205,329
6.00% 3/1/39	188,946	205,620
6.00% 4/1/39	126,550	138,391
6.00% 9/1/39	527,910	573,837
6.00% 12/1/39	513,122	557,763
6.00% 5/1/40	2,047,655	2,228,356
6.50% 11/1/36	816,616	928,807
6.50% 8/1/37	341,008	387,857
6.50% 10/1/37	91,637	104,293
6.50% 6/1/38	82,941	94,396
6.50% 4/1/39	539,526	614,040
Freddie Mac S.F. 30 yr TBA
3.00% 1/1/43	6,500,000	6,795,547
GNMAIS.F.30yr
3.00% 9/15/42	2,966,622	3,158,146
3.00% 11/15/42	2,495,662	2,656,781
3.50% 10/15/40	551,011	599,753
3.50% 1/15/41	220,810	240,136
3.50% 7/15/41	106,715	116,589
3.50% 10/15/41	1,739,565	1,891,814
3.50% 3/15/42	170,204	185,101
3.50% 6/15/42	6,248,745	6,795,643
3.50% 7/15/42	2,469,553	2,685,691
3.50% 10/15/42	788,877	857,920
4.00% 6/15/39	279,254	307,327
4.00% 7/15/39	387,509	426,463
4.00% 8/15/39	339,064	373,149
4.00% 8/15/40	1,746,299	1,928,395
4.00% 10/15/40	1,281,401	1,423,430

LVIP SSgA Bond Index Fund–8

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
GNMA I S.F. 30 yr (continued)
4.00% 12/15/40	$1,722,208	$1,921,705
4.00% 1/15/41	1,733,078	1,933,834
4.00% 9/15/41	2,174,877	2,387,391
4.50% 3/15/39	1,490,956	1,639,183
4.50% 4/15/39	330,688	367,265
4.50% 6/15/39	958,625	1,053,930
4.50% 7/15/39	1,320,558	1,451,845
4.50% 8/15/39	207,995	228,674
4.50% 9/15/39	925,385	1,017,450
4.50% 10/15/39	2,236,401	2,484,165
4.50% 11/15/39	1,801,295	1,983,407
4.50% 12/15/39	676,883	745,327
4.50% 1/15/40	3,414,701	3,776,297
4.50% 5/15/40	858,110	953,879
4.50% 6/15/40	2,252,492	2,494,714
4.50% 7/15/40	666,300	735,457
4.50% 8/15/40	1,017,589	1,123,208
4.50% 9/15/40	668,474	735,937
4.50% 1/15/41	509,324	562,824
4.50% 2/15/41	5,360,739	5,908,646
4.50% 3/15/41	799,124	875,075
4.50% 6/15/41	675,258	739,437
5.00% 3/15/35	175,844	192,722
5.00% 8/15/38	107,725	117,525
5.00% 1/15/39	1,230,306	1,346,853
5.00% 6/15/39	2,212,686	2,450,274
5.00% 9/15/39	4,617,072	5,134,102
5.00% 10/15/39	439,441	481,893
5.00% 11/15/39	993,183	1,103,406
5.00% 1/15/40	2,004,595	2,227,065
5.00% 2/15/40	1,368,649	1,520,542
5.00% 4/15/40	1,179,324	1,297,306
5.00% 7/15/40	1,219,723	1,333,743
5.50% 10/15/33	664,048	734,113
5.50% 4/15/37	169,705	187,094
5.50% 7/15/37	91,605	100,526
5.50% 1/15/38	4,416	4,846
5.50% 2/15/38	800,838	880,831
5.50% 7/15/38	7,372	8,090
5.50% 8/15/38	204,912	224,868
5.50% 9/15/38	1,738,085	1,907,350
5.50% 12/15/38	307,844	337,824
5.50% 1/15/39	423,864	465,143
5.50% 5/15/39	1,085,807	1,191,550
5.50% 7/15/39	28,771	31,573
5.50% 10/15/39	1,052,297	1,154,776
5.50% 4/15/40	1,480,071	1,635,310
5.50% 2/15/41	267,854	293,939
6.00% 5/15/37	382,814	427,351
6.00% 1/15/38	413,186	461,257
6.00% 3/15/38	19,185	21,417
6.00% 5/15/38	821,143	917,910

	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
GNMA I S.F. 30 yr (continued)
6.00% 7/15/38	$520,115	$580,627
6.00% 8/15/38	683,866	763,429
6.00% 10/15/38	615,129	686,695
6.00% 11/15/38	352,317	393,306
6.00% 12/15/38	678,468	757,403
6.00% 1/15/39	151,725	169,377
6.00% 5/15/39	12,263	13,698
6.00% 6/15/39	14,723	16,436
6.00% 8/15/39	28,417	31,794
6.00% 10/15/39	41,947	46,827
6.00% 6/15/40	29,054	32,929
6.00% 12/15/40	2,670,460	2,981,148
6.50% 8/15/37	257,064	296,957
6.50% 3/15/38	43,664	49,723
6.50% 5/15/38	75,645	86,142
6.50% 7/15/38	125,452	142,832
6.50% 8/15/38	4,059	4,609
6.50% 9/15/38	79,087	89,802
6.50% 10/15/38	83,240	95,816
6.50% 2/15/39	742,345	845,799
6.50% 8/15/39	39,330	44,643
GNMA I S.F. 30 yr TBA 3.50% 1/1/42	2,500,000	2,715,820
GNMA II S.F. 30 yr
3.00% 12/20/42	1,000,000	1,064,716
3.50% 4/20/42	1,886,200	2,051,952
3.50% 6/20/42	2,423,833	2,636,831
3.50% 10/20/42	1,989,659	2,164,504
4.00% 8/20/40	1,648,951	1,802,721
4.00% 10/20/41	290,539	316,270
4.00% 11/20/41	4,826,456	5,258,437
4.00% 12/20/41	2,036,262	2,218,513
GNMA II S.F. 30 yr TBA 3.50% 1/1/42	3,000,000	3,259,453

Total Agency Mortgage-Backed Securities (Cost $502,446,956)		521,669,444

AGENCY OBLIGATIONS–4.54%
Fannie Mae
0.50% 10/30/14	1,000,000	1,000,785
0.50% 8/20/15	500,000	500,720
0.50% 10/22/15	250,000	250,368
0.625% 9/4/15	500,000	500,337
0.70% 5/15/15	500,000	500,750
0.70% 2/22/16	500,000	500,359
0.80% 2/13/15	100,000	100,696
0.85% 7/18/16	250,000	250,086
0.875% 8/28/14	2,000,000	2,020,970
0.875% 12/20/17	500,000	501,585
0.90% 11/7/17	750,000	750,759
1.00% 1/3/17	250,000	250,006
1.00% 8/21/17	100,000	100,369
1.125% 4/26/16	1,000,000	1,002,908
1.125% 6/28/17	500,000	502,101

LVIP SSgA Bond Index Fund–9

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)
AGENCY OBLIGATIONS (continued)
Fannie Mae (continued)
1.20% 3/8/17	$100,000	$100,208
1.25% 2/27/14	1,000,000	1,013,628
1.25% 3/14/14	500,000	506,393
1.25% 6/20/16	250,000	251,127
1.25% 2/27/17	100,000	100,171
1.35% 2/24/14	100,000	101,342
1.375% 8/28/17	250,000	250,539
1.70% 10/4/19	125,000	125,272
1.75% 1/30/19	1,100,000	1,111,424
1.875% 10/15/15	100,000	103,902
2.375% 4/11/16	2,000,000	2,127,308
2.50% 5/15/14	1,000,000	1,030,995
2.625% 11/20/14	700,000	731,573
2.70% 3/28/22	250,000	251,227
2.75% 2/5/14	1,000,000	1,028,920
2.75% 3/13/14	200,000	206,138
3.00% 9/16/14	500,000	523,949
3.40% 9/27/32	250,000	251,478
4.125% 4/15/14	500,000	525,226
4.625% 10/15/14	2,500,000	2,694,613
4.875% 12/15/16	500,000	583,100
5.00% 3/2/15	200,000	220,308
5.00% 4/15/15	500,000	553,385
5.00% 3/15/16	1,000,000	1,145,212
5.00% 2/13/17	1,000,000	1,177,833
5.00% 5/11/17	500,000	592,222
5.375% 6/12/17	600,000	722,216
5.625% 7/15/37	100,000	144,465
6.00% 4/18/36	100,000	116,958
6.25% 5/15/29	500,000	720,341
6.625% 11/15/30	300,000	458,273
7.125% 1/15/30	500,000	787,815
7.25% 5/15/30	500,000	798,840
8.95% 2/12/18	1,000,000	1,394,136
Federal Farm Credit Banks
0.37% 6/11/14	250,000	250,247
1.50% 11/16/15	250,000	258,209
2.50% 6/20/22	125,000	125,561
2.625% 4/17/14	300,000	306,879
3.00% 9/22/14	300,000	314,394
4.875% 12/16/15	1,000,000	1,129,460
4.875% 1/17/17	300,000	351,710
5.125% 8/25/16	100,000	116,663
Federal Home Loan Banks
0.375% 1/29/14	50,000	50,112
0.375% 8/28/14	500,000	500,182
1.375% 5/28/14	450,000	457,854
2.125% 12/21/15	250,000	263,234
2.25% 9/8/17	500,000	534,406
2.375% 3/14/14	500,000	513,132
2.75% 12/12/14	200,000	209,698

	Principal Amount°	Value (U.S. $)
AGENCY OBLIGATIONS (continued)
Federal Home Loan Banks (continued)
4.125% 3/13/20	$400,000	$475,743
4.625% 9/11/20	1,000,000	1,227,483
4.875% 5/17/17	200,000	235,926
5.00% 11/17/17	1,700,000	2,040,294
5.375% 5/18/16	2,000,000	2,331,410
5.375% 5/15/19	1,000,000	1,255,726
5.50% 8/13/14	3,000,000	3,258,162
5.50% 7/15/36	300,000	414,308
Federal Home Loan Mortgage
0.35% 11/26/14	250,000	250,049
0.375% 2/27/14	500,000	501,139
0.40% 2/27/14	200,000	200,100
0.55% 1/9/14	500,000	500,039
0.55% 2/13/15	100,000	100,390
0.55% 2/27/15	1,300,000	1,301,270
0.625% 12/29/14	250,000	251,740
0.65% 1/30/15	100,000	100,471
0.75% 11/25/14	1,000,000	1,009,552
0.80% 1/13/15	200,000	200,955
0.85% 1/9/15	500,000	500,061
0.85% 2/24/16	100,000	100,577
1.00% 8/27/14	2,500,000	2,533,385
1.00% 6/30/15	100,000	100,730
1.00% 2/24/16	200,000	201,826
1.00% 6/29/17	1,000,000	1,013,535
1.25% 8/1/19	500,000	501,482
1.375% 2/25/14	1,500,000	1,520,595
1.75% 9/10/15	500,000	518,661
2.00% 8/25/16	500,000	526,683
2.00% 7/30/19	100,000	101,284
2.25% 1/23/17	100,000	102,297
2.375% 1/13/22	1,495,000	1,564,968
2.50% 1/7/14	800,000	819,306
2.50% 4/23/14	1,000,000	1,030,460
2.50% 5/27/16	500,000	533,915
2.875% 2/9/15	500,000	527,074
3.00% 7/28/14	500,000	521,101
3.75% 3/27/19	700,000	810,284
4.375% 7/17/15	1,000,000	1,102,052
4.50% 1/15/14	500,000	522,346
4.75% 11/17/15	1,000,000	1,125,054
4.875% 6/13/18	1,150,000	1,389,939
5.00% 7/15/14	500,000	536,562
5.00% 11/13/14	200,000	216,903
5.00% 2/16/17	500,000	589,591
5.00% 4/18/17	1,000,000	1,182,053
5.125% 11/17/17	250,000	301,615
5.25% 4/18/16	1,000,000	1,157,557
5.50% 8/23/17	500,000	608,738
5.625% 11/23/35	100,000	112,848
6.25% 7/15/32	750,000	1,119,858
6.75% 9/15/29	100,000	151,200

LVIP SSgA Bond Index Fund–10

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)
AGENCY OBLIGATIONS (continued)
Federal Home Loan Mortgage (continued)
6.75% 3/15/31	$300,000	$461,065
Financing
9.40% 2/8/18	480,000	672,007
10.70% 10/6/17	150,000	216,483
Tennessee Valley Authority
3.875% 2/15/21	400,000	465,002
4.625% 9/15/60	150,000	180,619
4.65% 6/15/35	500,000	600,307
4.70% 7/15/33	200,000	244,250
4.875% 12/15/16	100,000	116,339
5.25% 9/15/39	225,000	297,220
5.375% 4/1/56	200,000	273,680
5.50% 7/18/17	100,000	121,066
5.88% 4/1/36	75,000	104,581
6.15% 1/15/38	100,000	146,015
7.125% 5/1/30	100,000	153,800

Total Agency Obligations (Cost $76,459,661)		79,916,808

COMMERCIAL MORTGAGE-BACKED SECURITIES–1.94%
Banc of America Merrill Lynch Commercial Mortgage
Series 2005-4 A5A 4.933% 7/10/45	500,000	547,861
Series 2006-6 A3 5.369% 10/10/45	250,000	272,310
Series 2006-6 A4 5.356% 10/10/45	450,000	515,616
•Series 2007-2 A2 5.634% 4/10/49	78,043	79,717
•Series 2007-2 A4 5.625% 4/10/49	400,000	467,832
•Series 2007-3 A4 5.685% 6/10/49	200,000	231,827
Series 2007-5 A4 5.492% 2/10/51	25,000	29,239
Bear Stearns Commercial Mortgage Securities
Series 2004-PWR3 A3 4.487% 2/11/41	.5,636	5,646
•Series 2004-T16 A6 4.75% 2/13/46	400,000	425,168
•Series 2006-PW12 A4 5.712% 9/11/38	.100,000	114,471
Series 2006-PW13 A4 5.54% 9/11/41	150,000	172,268
Series 2006-T24 A4 5.537% 10/12/41	1,000,000	1,151,715
•Series 2007-PW16 A4 5.715% 6/11/40	250,000	296,135
•Series 2007-PW17 A4 5.694% 6/11/50	500,000	590,862
Series 2007-PW18 A4 5.70% 6/11/50	360,000	429,378
•Citigroup Commercial Mortgage Trust
Series 2007-C6 A4 5.702% 12/10/49	400,000	471,264
Citigroup/Deutsche Bank Commercial Mortgage Trust
•Series 2006-CD2 A4 5.304% 1/15/46	650,000	727,984
Series 2006-CD3 A5 5.617% 10/15/48	500,000	574,671
Series 2007-CD4 A3 5.293% 12/11/49	1,350,000	1,402,327
Commercial Mortgage Pass Through Certificates
¿Series 2004-LB2A A4 4.715% 3/10/39	238,889	247,269
•¿Series 2005-C6 A5A 5.116% 6/10/44	250,000	275,883
•¿Series 2006-C7 A4 5.748% 6/10/46	599,000	680,284
¿Series 2006-C8 A2B 5.248% 12/10/46	83,509	83,957
•¿Series 2007-C9 A4 5.80% 12/10/49	500,000	594,114
•Countrywide Capital Cobalt Series 2007-C2 A3 5.484% 4/15/47	450,000	521,677

	Principal Amount°	Value (U.S. $)
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Credit Suisse First Boston Mortgage Securities
•Series 2004-C2 A2 5.416% 5/15/36	$250,000	$262,406
•Series 2004-C3 A5 5.113% 7/15/36	250,000	264,331
•Series 2005-C1 A4 5.014% 2/15/38	200,000	215,426
Credit Suisse Mortgage Capital Certificates
•¿Series 2006-C3 A3 5.804% 6/15/38	1,034,000	1,173,784
•¿Series 2007-C3 A4 5.679% 6/15/39	225,000	259,040
•¿Series 2007-C5 A3 5.694% 9/15/40	250,000	262,162
•¿Series 2008-C1 A3 6.052% 2/15/41	200,000	233,277
General Electric Capital Commercial Mortgage
•Series 2005-C4 A4 5.307% 11/10/45	250,000	279,591
Series 2007-C1 A4 5.543% 12/10/49	725,000	827,647
Goldman Sachs Mortgage Securities II
•Series 2004-GG2 A6 5.396% 8/10/38	525,000	554,756
Series 2005-GG4 A4 4.761% 7/10/39	445,450	480,075
•Series 2006-GG6 A4 5.553% 4/10/38	100,000	112,584
•Series 2007-GG10 A4 5.789% 8/10/45	500,000	576,453
Greenwich Capital Commercial Funding
•Series 2005-GG3 A4 4.799% 8/10/42	250,000	267,547
•Series 2006-GG7 A4 5.867% 7/10/38	500,000	574,205
Series 2007-GG11 A4 5.736% 12/10/49	100,000	117,880
JPMorgan Chase Commercial Mortgage Securities
•Series 2004-C2 A3 5.214% 5/15/41	150,000	157,540
•Series 2004-PNC1 A4 5.366% 6/12/41	300,000	316,807
•Series 2005-CB11 A4 5.335% 8/12/37	500,000	546,810
•Series 2005-CB13 AM 5.333% 1/12/43	500,000	523,372
Series 2005-LDP1 A3 4.865% 3/15/46	125,000	128,123
•Series 2005-LDP5 A3 5.229% 12/15/44	200,000	206,506
•Series 2006-CB15 A4 5.814% 6/12/43	250,000	285,276
Series 2006-CB17 A4 5.429% 12/12/43	365,000	416,530
Series 2006-LDP8 A4 5.399% 5/15/45	100,000	114,814
Series 2007-C1 A3 5.79% 2/15/51	1,000,000	1,046,566
Lehman Brothers-UBS Commercial Mortgage Trust
Series 2004-C2 A4 4.367% 3/15/36	250,000	258,892
•Series 2005-C7 A4 5.197% 11/15/30	200,000	221,023
•Series 2006-C4 A4 5.865% 6/15/38	918,000	1,060,014
Series 2006-C6 A4 5.372% 9/15/39	250,000	287,432
•Series 2007-C6 A4 5.858% 7/15/40	600,000	716,273
•Series 2007-C7 A3 5.866% 9/15/45	925,000	1,102,811
•Series 2008-C1 A2 6.157% 4/15/41	350,000	426,376
Merrill Lynch Mortgage Trust
•Series 2004-KEY2 A4 4.864% 8/12/39	150,000	159,351
•Series 2007-C1 A4 5.849% 6/12/50	255,000	293,349
Series 2008-C1 A3 5.71% 2/12/51	396,422	416,150
Merrill Lynch/Countrywide Commercial Mortgage Trust
•Series 2006-3 A2 5.291% 7/12/46	145,003	147,098
•Series 2006-4 A3 5.172% 12/12/49	750,000	853,363
Series 2007-5 A4 5.378% 8/12/48	320,000	366,234
Morgan Stanley Capital I
Series 2004-HQ4 A7 4.97% 4/14/40	250,000	263,205
Series 2005-HQ6 A4A 4.989% 8/13/42	450,000	491,634
Series 2005-IQ9 A5 4.70% 7/15/56	750,000	802,070

LVIP SSgA Bond Index Fund–11

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Morgan Stanley Capital I (continued)
•Series 2006-HQ9 AJ 5.793% 7/12/44	$500,000	$545,918
•Series 2007-HQ12 A4 5.575% 4/12/49.	200,000	216,908
•Series 2007-HQ12 A5 5.575% 4/12/49.	250,000	282,342
•Series 2007-IQ15 A4 5.882% 6/11/49	250,000	293,908
UBS-Barclays Commercial Mortgage Trust Series 2012-C2 A4
3.525% 5/10/63	1,000,000	1,083,309
Wachovia Bank Commercial Mortgage Trust
•Series 2005-C21 A4 5.24% 10/15/44	884,879	979,492
•Series 2006-C27 AM 5.795% 7/15/45	250,000	278,186
Series 2007-C31 A2 5.421% 4/15/47	139,650	143,634
•Series 2007-C32 A3 5.737% 6/15/49	200,000	233,092
•Series 2007-C33 A5 5.921% 2/15/51	500,000	581,787
Series 2007-C34 A3 5.678% 5/15/46	500,000	586,803

Total Commercial Mortgage-Backed Securities (Cost $29,300,146)		34,203,637

CORPORATE BONDS–22.63%
Aerospace & Defense–0.42%
Boeing
3.50% 2/15/15	100,000	105,924
4.875% 2/15/20	200,000	241,334
5.00% 3/15/14	200,000	210,688
6.00% 3/15/19	100,000	124,725
6.125% 2/15/33	50,000	67,102
6.875% 3/15/39	100,000	152,987
Boeing Capital 2.125% 8/15/16	100,000	104,164
Embraer Overseas
5.15% 6/15/22	50,000	54,875
6.375% 1/15/20	100,000	116,500
General Dynamics
1.00% 11/15/17	100,000	99,570
2.25% 7/15/16	150,000	157,342
2.25% 11/15/22	150,000	147,110
Goodrich 6.125% 3/1/19	100,000	123,790
Honeywell International
3.875% 2/15/14	155,000	160,949
4.25% 3/1/21	50,000	58,550
5.00% 2/15/19	100,000	119,086
5.30% 3/1/18	100,000	119,676
5.375% 3/1/41	65,000	83,551
5.70% 3/15/36	150,000	196,185
5.70% 3/15/37	100,000	132,192
L-3 Communications
3.95% 11/15/16	100,000	108,224
4.75% 7/15/20	100,000	111,642
4.95% 2/15/21	100,000	113,022
Lockheed Martin
3.35% 9/15/21	100,000	105,876
#144A 4.07% 12/15/42	279,000	275,370
4.25% 11/15/19	200,000	225,854
4.85% 9/15/41	100,000	110,794

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Aerospace & Defense (continued)
Northrop Grumman
1.85% 11/15/15	$100,000	$102,751
3.50% 3/15/21	100,000	106,826
3.70% 8/1/14	30,000	31,397
5.05% 11/15/40	100,000	113,896
Northrop Grumman Systems
7.75% 2/15/31	150,000	217,820
Precision Castparts
1.25% 1/15/18	100,000	100,287
2.50% 1/15/23	100,000	100,858
3.90% 1/15/43	50,000	51,521
Raytheon
2.50% 12/15/22	125,000	123,573
4.40% 2/15/20	100,000	114,623
4.70% 12/15/41	200,000	227,272
6.40% 12/15/18	50,000	62,822
7.20% 8/15/27	100,000	139,500
Rockwell Collins 5.25% 7/15/19	50,000	59,970
Textron 6.20% 3/15/15	100,000	109,660
United Technologies
1.80% 6/1/17	150,000	154,568
3.10% 6/1/22	409,000	434,012
4.50% 4/15/20	210,000	247,110
4.50% 6/1/42	150,000	167,382
4.875% 5/1/15	100,000	109,876
5.375% 12/15/17	150,000	178,489
5.40% 5/1/35	200,000	248,590
6.05% 6/1/36	150,000	198,127
6.125% 2/1/19	100,000	124,786
6.125% 7/15/38	200,000	267,245

		7,420,043

Air Freight & Logistics–0.07%
FedEx
2.625% 8/1/22	55,000	54,833
3.875% 8/1/42	100,000	98,199
8.00% 1/15/19	100,000	131,866
United Parcel Service
3.125% 1/15/21	350,000	377,170
3.625% 10/1/42	75,000	73,734
3.875% 4/1/14	100,000	104,237
4.875% 11/15/40	55,000	64,071
5.125% 4/1/19	200,000	243,577
6.20% 1/15/38	105,000	141,341

		1,289,028

Airlines–0.07%
¿American Airlines Pass Through Trust Series 2009-1A 10.375% 7/2/19	85,784	90,931
¿Continental Airlines Pass Through Trust Series 2009-1 9.00% 7/8/16	171,488	198,497

LVIP SSgA Bond Index Fund–12

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Airlines (continued)
¿Continental Airlines Pass Through Trust Series 2010-1 Class A 4.75% 1/12/21	$95,434	$103,785
¿Continental Airlines Pass Through Trust Series 2012-1 Class A 4.15% 4/11/24	250,000	263,125
¿Delta Air Lines Pass Through Trust Series 2009-1 Class A 7.75% 12/17/19	76,695	87,816
¿Delta Air Lines Pass Through Trust Series 2010-1 Class A 6.20% 7/2/18	85,205	96,069
¿Delta Air Lines Pass Through Trust Series 2010-2 Class A 4.95% 5/23/19	86,933	94,757
Southwest Airlines 5.125% 3/1/17	100,000	110,764
¿US Airways Pass Through Trust Series 2012-1 Class A 5.90% 10/1/24	50,000	54,500
¿US Airways Pass Through Trust Series 2012-2 Class A 4.625% 6/3/25	100,000	101,750

		1,201,994

Auto Components–0.03%
Johnson Controls
1.75% 3/1/14	100,000	101,380
4.25% 3/1/21	60,000	65,797
5.00% 3/30/20	100,000	113,827
5.50% 1/15/16	100,000	112,959
5.70% 3/1/41	70,000	84,619

		478,582

Automobiles–0.02%
Daimler Finance North America 8.50% 1/18/31	200,000	312,144

		312,144

Beverages–0.50%
Anheuser-Busch
4.95% 1/15/14	50,000	52,250
6.45% 9/1/37	100,000	137,226
Anheuser-Busch InBev Worldwide
0.80% 7/15/15	250,000	250,811
1.375% 7/15/17	250,000	252,910
2.50% 7/15/22	250,000	252,097
2.875% 2/15/16	45,000	47,695
3.75% 7/15/42	136,000	137,238
4.125% 1/15/15	475,000	507,827
4.375% 2/15/21	30,000	34,968
5.375% 1/15/20	400,000	487,545
6.375% 1/15/40	200,000	278,916
7.75% 1/15/19	500,000	668,652
Beam
5.375% 1/15/16	9,000	10,061
6.375% 6/15/14	200,000	215,659
Bottling Group
5.125% 1/15/19	200,000	236,464

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Beverages (continued)
Bottling Group (continued)
6.95% 3/15/14	$100,000	$107,560
Brown-Forman
1.00% 1/15/18	250,000	248,888
2.50% 1/15/16	100,000	104,958
3.75% 1/15/43	125,000	126,133
Coca-Cola
1.50% 11/15/15	300,000	307,437
1.80% 9/1/16	245,000	253,273
3.15% 11/15/20	170,000	185,314
3.30% 9/1/21	250,000	276,121
3.625% 3/15/14	100,000	103,788
Coca-Cola Enterprises
3.50% 9/15/20	100,000	106,450
4.50% 9/1/21	200,000	228,112
Diageo Capital
4.828% 7/15/20	100,000	117,916
5.50% 9/30/16	100,000	116,320
5.75% 10/23/17	100,000	120,606
5.875% 9/30/36	100,000	128,581
Diageo Finance
3.25% 1/15/15	100,000	105,085
5.30% 10/28/15	100,000	112,322
Dr. Pepper Snapple Group
2.00% 1/15/20	66,000	65,908
2.90% 1/15/16	200,000	210,888
Molson Coors Brewing 5.00% 5/1/42	250,000	281,296
PepsiAmericas 4.375% 2/15/14	100,000	104,222
PepsiCo
0.80% 8/25/14	240,000	241,351
1.25% 8/13/17	100,000	100,488
3.00% 8/25/21	100,000	106,095
3.10% 1/15/15	200,000	210,015
3.125% 11/1/20	250,000	268,385
4.00% 3/5/42	100,000	103,882
4.50% 1/15/20	100,000	115,821
4.875% 11/1/40	100,000	117,424
5.00% 6/1/18	150,000	178,122
5.50% 1/15/40	150,000	189,905
7.90% 11/1/18	200,000	270,222

		8,883,207

Biotechnology–0.21%
Amgen
2.125% 5/15/17	100,000	103,702
2.30% 6/15/16	150,000	156,076
2.50% 11/15/16	100,000	105,164
3.625% 5/15/22	100,000	107,674
3.875% 11/15/21	200,000	220,042
4.10% 6/15/21	100,000	110,984
4.50% 3/15/20	150,000	170,912

LVIP SSgA Bond Index Fund–13

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Biotechnology (continued)
Amgen (continued)
4.85% 11/18/14	$150,000	$161,498
5.65% 6/15/42	200,000	241,080
5.75% 3/15/40	200,000	244,422
6.15% 6/1/18	250,000	304,085
6.375% 6/1/37	100,000	126,229
6.40% 2/1/39	50,000	64,964
6.90% 6/1/38	150,000	201,960
Biogen Idec 6.875% 3/1/18	100,000	124,005
Celgene
3.25% 8/15/22	250,000	255,371
3.95% 10/15/20	100,000	108,712
Genentech
4.75% 7/15/15	100,000	110,349
5.25% 7/15/35	50,000	60,490
Genzyme 5.00% 6/15/20	100,000	118,005
Gilead Sciences
2.40% 12/1/14	200,000	206,342
4.50% 4/1/21	100,000	114,485
5.65% 12/1/41	250,000	311,784

		3,728,335

Building Products–0.04%
CRH America
6.00% 9/30/16	150,000	168,687
8.125% 7/15/18	125,000	151,117
Owens Corning
4.20% 12/15/22	212,000	216,029
7.00% 12/1/36	100,000	110,983

		646,816

Capital Markets–2.16%
Ameriprise Financial 7.30% 6/28/19	200,000	258,942
Bank of New York Mellon
1.20% 2/20/15	45,000	45,506
1.50% 1/31/14	100,000	101,197
1.969% 6/20/17	250,000	258,100
2.30% 7/28/16	200,000	209,230
3.55% 9/23/21	200,000	218,319
4.15% 2/1/21	100,000	112,459
4.30% 5/15/14	230,000	241,804
4.95% 3/15/15	150,000	163,629
5.45% 5/15/19	100,000	119,660
Bear Stearns
4.65% 7/2/18	100,000	113,335
5.30% 10/30/15	200,000	221,786
5.55% 1/22/17	300,000	338,623
5.70% 11/15/14	250,000	271,790
7.25% 2/1/18	300,000	376,325
BlackRock
3.375% 6/1/22	150,000	159,634

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Capital Markets (continued)
BlackRock (continued)
3.50% 12/10/14	200,000	$211,322
5.00% 12/10/19	100,000	119,832
6.25% 9/15/17	100,000	122,337
China Development Bank
5.00% 10/15/15	100,000	110,577
Comerica Bank 5.75% 11/21/16	100,000	115,805
Credit Suisse USA
4.875% 1/15/15	100,000	107,831
5.125% 8/15/15	300,000	333,149
5.375% 3/2/16	250,000	280,802
5.85% 8/16/16	100,000	115,187
Deutsche Bank
3.25% 1/11/16	200,000	211,793
3.875% 8/18/14	250,000	262,527
6.00% 9/1/17	500,000	600,142
Export-Import Bank of Korea
3.75% 10/20/16	200,000	215,889
4.00% 1/11/17	100,000	108,934
4.00% 1/29/21	100,000	108,021
4.125% 9/9/15	100,000	108,059
5.00% 4/11/22	250,000	290,441
5.125% 6/29/20	100,000	115,410
5.875% 1/14/15	200,000	219,446
8.125% 1/21/14	200,000	215,123
Franklin Resources 4.625% 5/20/20	100,000	115,177
Goldman Sachs Capital I
6.345% 2/15/34	200,000	208,207
Goldman Sachs Group
3.625% 2/7/16	300,000	317,790
3.70% 8/1/15	700,000	739,229
5.125% 1/15/15	200,000	214,962
5.15% 1/15/14	500,000	521,586
5.25% 7/27/21	400,000	456,790
5.35% 1/15/16	150,000	165,926
5.375% 3/15/20	200,000	229,554
5.625% 1/15/17	500,000	549,087
5.75% 10/1/16	200,000	227,767
5.75% 1/24/22	250,000	296,089
5.95% 1/18/18	200,000	232,996
5.95% 1/15/27	200,000	217,075
6.00% 5/1/14	230,000	244,856
6.00% 6/15/20	500,000	595,021
6.125% 2/15/33	250,000	293,525
6.15% 4/1/18	500,000	588,055
6.25% 9/1/17	300,000	354,250
6.25% 2/1/41	255,000	314,008
6.45% 5/1/36	100,000	110,027
6.75% 10/1/37	600,000	682,163
7.50% 2/15/19	225,000	283,467
Jefferies Group
5.875% 6/8/14	100,000	105,750

LVIP SSgA Bond Index Fund–14

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Capital Markets (continued)
Jefferies Group (continued)
6.25% 1/15/36	$100,000	$104,000
8.50% 7/15/19	200,000	240,000
KFW
1.25% 10/26/15	500,000	510,114
1.25% 2/15/17	750,000	766,076
1.375% 1/13/14	2,000,000	2,022,152
2.00% 10/4/22	700,000	703,049
2.625% 3/3/15	200,000	209,491
2.625% 2/16/16	700,000	743,890
2.75% 10/21/14	300,000	312,801
2.75% 9/8/20	500,000	541,591
3.50% 3/10/14	300,000	311,287
4.00% 1/27/20	750,000	873,902
4.125% 10/15/14	500,000	533,044
^4.349% 6/29/37	100,000	45,513
4.375% 3/15/18	200,000	233,135
4.50% 7/16/18	300,000	354,382
4.875% 1/17/17	500,000	581,592
4.875% 6/17/19	500,000	609,514
5.125% 3/14/16	100,000	114,350
^5.241% 4/18/36	100,000	47,300
Korea Development Bank
3.25% 3/9/16	200,000	210,462
3.50% 8/22/17	250,000	268,108
4.00% 9/9/16	100,000	108,429
8.00% 1/23/14	200,000	214,828
Lazard Group 7.125% 5/15/15	100,000	111,230
Merrill Lynch
5.00% 1/15/15	400,000	427,529
5.45% 7/15/14	250,000	265,006
6.11% 1/29/37	200,000	219,023
6.40% 8/28/17	200,000	235,112
7.75% 5/14/38	200,000	261,168
Morgan Stanley
2.875% 7/28/14	140,000	143,137
4.00% 7/24/15	100,000	104,692
4.10% 1/26/15	300,000	312,821
4.75% 4/1/14	400,000	414,316
4.75% 3/22/17	250,000	273,003
5.375% 10/15/15	200,000	217,578
5.45% 1/9/17	300,000	332,276
5.50% 1/26/20	200,000	224,691
5.50% 7/28/21	300,000	341,204
5.55% 4/27/17	350,000	388,398
5.625% 9/23/19	350,000	396,404
5.75% 10/18/16	200,000	221,904
5.75% 1/25/21	650,000	743,541
5.95% 12/28/17	300,000	340,092
6.00% 5/13/14	300,000	317,796
6.00% 4/28/15	300,000	326,941
6.25% 8/9/26	100,000	117,641

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Capital Markets (continued)
Morgan Stanley (continued)
6.375% 7/24/42	$250,000	$294,135
6.625% 4/1/18	500,000	589,954
7.25% 4/1/32	100,000	126,165
7.30% 5/13/19	300,000	365,044
•Murray Street Investment Trust I
4.647% 3/9/17	300,000	324,804
NCUA Guaranteed Notes 2.35% 6/12/17	100,000	106,366
Nomura Holdings
4.125% 1/19/16	300,000	313,355
5.00% 3/4/15	100,000	106,081
6.70% 3/4/20	83,000	97,006
Northern Trust
3.45% 11/4/20	100,000	108,044
4.625% 5/1/14	25,000	26,354
Oesterreichische Kontrollbank
1.375% 1/21/14	500,000	505,187
2.00% 6/3/16	300,000	311,868
4.875% 2/16/16	200,000	224,905
Raymond James Financial
8.60% 8/15/19	200,000	253,660
Rentenbank
1.375% 10/23/19	300,000	299,825
2.375% 9/13/17	300,000	320,818
2.50% 2/15/16	200,000	211,900
5.125% 2/1/17	400,000	469,576
Schwab (Charles)
#144A 3.225% 9/1/22	100,000	101,696
4.45% 7/22/20	100,000	113,190
TD Ameritrade Holding 4.15% 12/1/14	100,000	106,625

		38,017,394

Chemicals–0.42%
Agrium
3.15% 10/1/22	100,000	99,573
6.125% 1/15/41	45,000	54,301
6.75% 1/15/19	100,000	124,354
Air Products & Chemicals
2.00% 8/2/16	55,000	57,184
4.375% 8/21/19	50,000	57,775
Airgas 2.90% 11/15/22	150,000	148,460
Cabot 5.00% 10/1/16	50,000	55,881
Dow Chemical
2.50% 2/15/16	260,000	270,503
4.25% 11/15/20	200,000	223,094
5.25% 11/15/41	100,000	111,962
5.70% 5/15/18	250,000	297,670
5.90% 2/15/15	200,000	220,757
7.375% 11/1/29	125,000	166,480
7.60% 5/15/14	44,000	48,054
8.55% 5/15/19	355,000	479,899
9.40% 5/15/39	100,000	165,178

LVIP SSgA Bond Index Fund–15

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Chemicals (continued)
duPont (E.I.) deNemours
3.25% 1/15/15	350,000	$368,599
3.625% 1/15/21	100,000	110,045
4.25% 4/1/21	150,000	172,443
5.25% 12/15/16	25,000	28,904
5.75% 3/15/19	100,000	121,950
6.00% 7/15/18	200,000	247,126
6.50% 1/15/28	150,000	201,225
Eastman Chemical
3.60% 8/15/22	100,000	104,941
4.80% 9/1/42	250,000	268,498
5.50% 11/15/19	100,000	116,954
Ecolab
3.00% 12/8/16	250,000	265,926
4.35% 12/8/21	200,000	223,654
FMC 3.95% 2/1/22	100,000	106,355
Lubrizol 8.875% 2/1/19	150,000	209,563
Monsanto
2.20% 7/15/22	100,000	99,394
2.75% 4/15/16	100,000	105,834
3.60% 7/15/42	125,000	125,021
5.125% 4/15/18	25,000	29,739
5.875% 4/15/38	50,000	67,265
#NewMarket 144A 4.10% 12/15/22	50,000	50,979
Potash
3.75% 9/30/15	100,000	107,627
4.875% 3/30/20	10,000	11,513
5.25% 5/15/14	100,000	106,211
6.50% 5/15/19	145,000	181,740
PPG Industries
1.90% 1/15/16	100,000	102,558
3.60% 11/15/20	100,000	108,025
7.70% 3/15/38	96,000	137,364
Praxair
1.05% 11/7/17	175,000	175,239
2.20% 8/15/22	100,000	98,113
4.05% 3/15/21	100,000	112,999
4.50% 8/15/19	100,000	115,951
4.625% 3/30/15	101,000	110,023
RPM International 6.125% 10/15/19	100,000	116,899
Sherwin-Williams 3.125% 12/15/14	100,000	104,716
Syngenta Finance 3.125% 3/28/22	100,000	105,369
Valspar 7.25% 6/15/19	50,000	61,158
Westlake Chemical 3.60% 7/15/22	50,000	50,311

		7,411,356

Commercial Banks–1.73%
American Express Bank 6.00% 9/13/17	250,000	302,055
American Express Centurion Bank
5.95% 6/12/17	100,000	119,379
6.00% 9/13/17	100,000	121,025

	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Commercial Banks (continued)
BanColombia
4.25% 1/12/16	100,000	$105,000
5.95% 6/3/21	200,000	232,000
Bank of America North America
6.00% 10/15/36	100,000	122,949
Bank of Montreal
2.50% 1/11/17	300,000	314,773
2.55% 11/6/22	300,000	297,642
Bank of Nova Scotia
2.05% 10/7/15	200,000	206,835
2.55% 1/12/17	300,000	315,976
3.40% 1/22/15	300,000	316,441
Bank One 8.00% 4/29/27	100,000	141,369
Barclays Bank
2.375% 1/13/14	200,000	203,428
2.75% 2/23/15	250,000	259,094
5.00% 9/22/16	400,000	448,740
5.14% 10/14/20	200,000	209,233
5.20% 7/10/14	300,000	319,323
BB&T
2.05% 4/28/14	100,000	101,922
3.20% 3/15/16	200,000	213,028
3.95% 4/29/16	100,000	109,131
4.90% 6/30/17	100,000	113,129
5.20% 12/23/15	100,000	111,564
5.70% 4/30/14	100,000	106,615
BBVA US Senior 3.25% 5/16/14	100,000	100,123
BNP Paribas
2.375% 9/14/17	250,000	253,868
3.25% 3/11/15	300,000	313,271
3.60% 2/23/16	200,000	211,847
5.00% 1/15/21	300,000	337,508
Canadian Imperial Bank of Commerce
2.35% 12/11/15	150,000	157,519
Comerica 3.00% 9/16/15	100,000	105,660
Commonwealth Bank of Australia
1.90% 9/18/17	250,000	255,893
1.95% 3/16/15	250,000	256,674
Compass Bank 6.40% 10/1/17	100,000	107,758
Credit Suisse New York
2.20% 1/14/14	300,000	304,656
3.50% 3/23/15	200,000	211,023
4.375% 8/5/20	200,000	228,430
5.30% 8/13/19	100,000	118,832
6.00% 2/15/18	500,000	575,479
Fifth Third Bancorp
3.625% 1/25/16	200,000	213,841
5.45% 1/15/17	100,000	112,144
8.25% 3/1/38	100,000	143,455
First Horizon National 5.375% 12/15/15	150,000	164,087
HSBC Bank USA
4.625% 4/1/14	200,000	209,002

LVIP SSgA Bond Index Fund–16

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal	Value
	Amount°	(U.S. $)
CORPORATE BONDS (continued)
Commercial Banks (continued)
HSBC Bank USA (continued)
5.00% 9/27/20	300,000	$328,094
5.625% 8/15/35	250,000	285,050
5.875% 11/1/34	100,000	117,760
7.00% 1/15/39	100,000	135,657
HSBC Holdings
4.00% 3/30/22	250,000	274,250
5.10% 4/5/21	300,000	354,875
6.10% 1/14/42	200,000	267,151
6.50% 5/2/36	200,000	250,700
6.50% 9/15/37	200,000	250,485
6.80% 6/1/38	200,000	256,641
KeyBank
5.45% 3/3/16	100,000	111,870
5.80% 7/1/14	150,000	160,733
KeyCorp 3.75% 8/13/15	100,000	107,080
National Australia Bank 2.00% 3/9/15	500,000	512,235
National Bank of Canada 1.50% 6/26/15	250,000	254,438
National City
4.90% 1/15/15	300,000	323,642
6.875% 5/15/19	100,000	124,924
PNC Bank 6.875% 4/1/18	150,000	187,579
PNC Funding
2.70% 9/19/16	200,000	211,488
3.30% 3/8/22	150,000	158,444
5.125% 2/8/20	100,000	119,113
5.25% 11/15/15	200,000	223,621
6.70% 6/10/19	150,000	191,635
Rabobank
1.85% 1/10/14	250,000	253,388
3.375% 1/19/17	400,000	430,122
3.875% 2/8/22	250,000	269,550
3.95% 11/9/22	250,000	256,530
4.50% 1/11/21	150,000	168,885
5.25% 5/24/41	150,000	176,834
Royal Bank of Canada
0.625% 12/4/15	250,000	249,540
0.80% 10/30/15	150,000	149,932
1.15% 3/13/15	300,000	303,420
1.20% 9/19/17	350,000	351,241
2.30% 7/20/16	100,000	104,302
2.625% 12/15/15	100,000	105,623
2.875% 4/19/16	200,000	211,845
Royal Bank of Scotland
3.95% 9/21/15	200,000	212,505
4.375% 3/16/16	300,000	324,847
4.875% 3/16/15	200,000	214,929
5.625% 8/24/20	150,000	174,422
Royal Bank of Scotland Group
2.55% 9/18/15	101,000	103,432
6.40% 10/21/19	300,000	354,992
Societe Generale 2.75% 10/12/17	150,000	152,754

	Principal	Value
	Amount°	(U.S. $)
CORPORATE BONDS (continued)
Commercial Banks (continued)
Sumitomo Mitsui Banking
1.80% 7/18/17	250,000	$255,039
3.20% 7/18/22	250,000	256,820
SunTrust Bank
5.00% 9/1/15	239,000	261,288
7.25% 3/15/18	200,000	245,048
SVB Financial Group 5.375% 9/15/20	100,000	112,583
Svenska Handelsbanken
3.125% 7/12/16	200,000	212,398
Toronto-Dominion Bank
1.375% 7/14/14	100,000	101,354
2.50% 7/14/16	200,000	210,588
U.S. Bancorp
1.65% 5/15/17	150,000	152,993
2.20% 11/15/16	200,000	208,571
2.45% 7/27/15	200,000	209,169
2.95% 7/15/22	200,000	202,460
3.00% 3/15/22	150,000	156,315
3.15% 3/4/15	100,000	105,437
4.20% 5/15/14	200,000	210,048
U.S. Bank 4.95% 10/30/14	350,000	376,485
UBS
3.875% 1/15/15	200,000	211,436
4.875% 8/4/20	345,000	401,527
5.75% 4/25/18	200,000	237,706
5.875% 7/15/16	200,000	223,329
5.875% 12/20/17	300,000	357,470
Union Bank 3.00% 6/6/16	250,000	264,873
Wachovia
5.50% 8/1/35	150,000	171,146
5.625% 10/15/16	100,000	114,752
5.75% 2/1/18	600,000	719,635
Wachovia Bank
5.85% 2/1/37	450,000	560,284
6.00% 11/15/17	300,000	360,141
6.60% 1/15/38	200,000	275,492
Wells Fargo
1.25% 2/13/15	800,000	807,923
1.50% 7/1/15	500,000	508,926
1.50% 1/16/18	250,000	250,713
3.625% 4/15/15	400,000	425,363
•3.676% 6/15/16	250,000	270,497
3.75% 10/1/14	200,000	210,965
4.60% 4/1/21	350,000	403,286
5.625% 12/11/17	150,000	179,103
Wells Fargo Capital X 5.95% 12/15/36	100,000	103,000
Westpac Banking
2.00% 8/14/17	250,000	257,800
3.00% 8/4/15	300,000	317,049
4.20% 2/27/15	200,000	214,660
4.875% 11/19/19	250,000	292,097

LVIP SSgA Bond Index Fund–17

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Commercial Banks (continued)
Zions Bancorp 7.75% 9/23/14	100,000	$109,260

		30,473,308

Commercial Services & Supplies–0.13%
Avery Dennison 5.375% 4/15/20	50,000	55,298
Block Financial 5.125% 10/30/14	100,000	105,338
Cintas
2.85% 6/1/16	100,000	105,190
4.30% 6/1/21	60,000	66,887
Pitney Bowes
4.75% 1/15/16	100,000	102,996
4.75% 5/15/18	200,000	207,749
4.875% 8/15/14	100,000	105,756
Republic Services
3.80% 5/15/18	100,000	110,073
4.75% 5/15/23	100,000	113,854
5.25% 11/15/21	100,000	118,074
5.50% 9/15/19	299,000	354,596
5.70% 5/15/41	50,000	60,021
Waste Management
5.00% 3/15/14	25,000	26,249
6.125% 11/30/39	200,000	254,128
6.375% 3/11/15	150,000	167,842
7.00% 7/15/28	125,000	169,843
7.375% 3/11/19	100,000	127,319

		2,251,213

Communications Equipment–0.15%
Cisco Systems
1.625% 3/14/14	200,000	203,053
2.90% 11/17/14	400,000	417,667
4.95% 2/15/19	450,000	533,435
5.50% 2/22/16	30,000	34,317
5.50% 1/15/40	200,000	255,177
5.90% 2/15/39	300,000	391,890
Ericsson 4.125% 5/15/22	150,000	156,197
Harris
5.95% 12/1/17	150,000	174,974
6.375% 6/15/19	35,000	41,427
Juniper Networks
4.60% 3/15/21	100,000	106,158
5.95% 3/15/41	100,000	114,288
Motorola Solutions 6.00% 11/15/17	150,000	176,310

		2,604,893

Computers & Peripherals–0.15%
Dell
2.30% 9/10/15	100,000	102,829
5.65% 4/15/18	250,000	290,203
5.875% 6/15/19	100,000	115,470
6.50% 4/15/38	50,000	58,307
7.10% 4/15/28	50,000	60,348

	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Computers & Peripherals (continued)
Hewlett-Packard
2.35% 3/15/15	150,000	$150,748
3.00% 9/15/16	150,000	151,091
3.30% 12/9/16	300,000	305,647
4.375% 9/15/21	150,000	148,963
4.65% 12/9/21	350,000	351,999
4.75% 6/2/14	400,000	417,104
5.50% 3/1/18	200,000	216,557
6.00% 9/15/41	155,000	153,955
6.125% 3/1/14	100,000	105,151

		2,628,372

Construction & Engineering–0.02%
ABB Finance USA
2.875% 5/8/22	100,000	102,594
4.375% 5/8/42	187,000	203,852
#URS 144A 5.00% 4/1/22	100,000	103,133

		409,579

Consumer Finance–0.78%
American Express
#144A 2.65% 12/2/22	115,000	114,790
#144A 4.05% 12/3/42	135,000	136,194
6.15% 8/28/17	300,000	361,867
•6.80% 9/1/66	100,000	107,750
7.00% 3/19/18	100,000	126,486
7.25% 5/20/14	200,000	217,714
8.125% 5/20/19	100,000	135,650
American Express Credit
1.75% 6/12/15	250,000	255,389
2.375% 3/24/17	150,000	157,106
2.75% 9/15/15	200,000	209,813
2.80% 9/19/16	200,000	211,796
5.125% 8/25/14	100,000	107,177
Capital One Bank 8.80% 7/15/19	200,000	271,176
Capital One Financial
2.125% 7/15/14	200,000	203,673
2.15% 3/23/15	250,000	255,324
3.15% 7/15/16	60,000	63,755
4.75% 7/15/21	100,000	115,522
6.15% 9/1/16	100,000	114,497
7.375% 5/23/14	200,000	217,639
Caterpillar Financial Services
1.05% 3/26/15	150,000	151,173
1.375% 5/20/14	360,000	364,497
1.65% 4/1/14	100,000	101,480
2.65% 4/1/16	100,000	105,086
5.50% 3/15/16	200,000	229,802
6.125% 2/17/14	300,000	319,932
7.15% 2/15/19	200,000	260,748
Discover Financial Services
5.20% 4/27/22	100,000	114,086

LVIP SSgA Bond Index Fund–18

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Consumer Finance (continued)
Ford Motor Credit
2.75% 5/15/15	1,000,000	$1,021,154
3.00% 6/12/17	250,000	257,123
3.984% 6/15/16	250,000	265,671
4.207% 4/15/16	250,000	266,859
5.00% 5/15/18	500,000	552,968
5.875% 8/2/21	750,000	874,908
HSBC Finance
5.00% 6/30/15	500,000	542,309
6.676% 1/15/21	323,000	383,810
•HSBC Finance Capital Trust IX
5.911% 11/30/35	100,000	100,250
John Deere Capital
0.875% 4/17/15	100,000	100,497
1.70% 1/15/20	350,000	346,987
2.25% 6/7/16	100,000	104,713
2.25% 4/17/19	200,000	206,145
5.50% 4/13/17	150,000	176,533
Paccar Financial
0.70% 11/16/15	150,000	149,889
1.60% 3/15/17	100,000	101,670
SLM
5.375% 5/15/14	150,000	157,390
6.00% 1/25/17	200,000	217,500
6.25% 1/25/16	250,000	273,125
7.25% 1/25/22	100,000	110,750
8.00% 3/25/20	250,000	286,875
8.45% 6/15/18	350,000	411,250
Toyota Motor Credit
0.875% 7/17/15	150,000	150,712
1.00% 2/17/15	100,000	100,724
1.25% 11/17/14	150,000	152,189
1.25% 10/5/17	250,000	252,069
1.75% 5/22/17	150,000	153,767
2.00% 9/15/16	250,000	259,418
3.20% 6/17/15	200,000	212,208
3.30% 1/12/22	200,000	216,198
3.40% 9/15/21	200,000	218,226

		13,654,009

Containers & Packaging–0.03%
Bemis
5.65% 8/1/14	165,000	176,693
6.80% 8/1/19	10,000	12,008
Packaging Corporation of America
3.90% 6/15/22	50,000	51,878
Sonoco Products
4.375% 11/1/21	100,000	107,424
5.75% 11/1/40	100,000	115,532

		463,535

	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Diversified Consumer Services–0.06%
Johns Hopkins University 5.25% 7/1/19	50,000	$60,036
Princeton University
4.95% 3/1/19	100,000	119,287
5.70% 3/1/39	50,000	67,643
Stanford University
3.625% 5/1/14	100,000	104,309
4.25% 5/1/16	100,000	111,044
4.75% 5/1/19	250,000	295,639
Trustees of Dartmouth College
4.75% 6/1/19	50,000	58,744
Vanderbilt University 5.25% 4/1/19	50,000	59,997
Yale University 2.90% 10/15/14	100,000	104,392

		981,091

Diversified Financial Services–1.96%
Bank of America
1.50% 10/9/15	200,000	201,158
3.70% 9/1/15	200,000	211,562
3.75% 7/12/16	500,000	534,907
3.875% 3/22/17	250,000	271,396
4.50% 4/1/15	300,000	319,949
4.75% 8/1/15	100,000	107,986
5.00% 5/13/21	350,000	400,272
5.25% 12/1/15	200,000	216,482
5.30% 3/15/17	650,000	731,757
5.625% 10/14/16	400,000	452,671
5.625% 7/1/20	250,000	296,871
5.65% 5/1/18	500,000	582,402
5.75% 12/1/17	550,000	641,775
5.875% 1/5/21	250,000	299,811
5.875% 2/7/42	218,000	273,027
6.00% 9/1/17	500,000	586,114
6.50% 8/1/16	200,000	231,139
7.375% 5/15/14	350,000	379,122
7.625% 6/1/19	300,000	384,378
BP Capital Markets
1.846% 5/5/17	150,000	153,501
3.20% 3/11/16	200,000	213,507
3.245% 5/6/22	200,000	211,127
3.625% 5/8/14	100,000	104,127
3.875% 3/10/15	400,000	426,365
4.742% 3/11/21	500,000	586,531
4.75% 3/10/19	300,000	348,322
Citigroup
2.25% 8/7/15	250,000	256,193
2.65% 3/2/15	350,000	360,608
3.953% 6/15/16	250,000	269,308
4.45% 1/10/17	500,000	554,414
4.50% 1/14/22	230,000	257,094
4.587% 12/15/15	500,000	546,255
4.75% 5/19/15	150,000	161,797

LVIP SSgA Bond Index Fund–19

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Diversified Financial Services (continued)
Citigroup (continued)
5.00% 9/15/14	250,000	$263,130
5.375% 8/9/20	200,000	236,065
5.50% 10/15/14	200,000	214,660
5.50% 2/15/17	450,000	499,303
5.85% 8/2/16	100,000	114,389
5.875% 2/22/33	200,000	212,603
5.875% 5/29/37	300,000	362,274
6.00% 8/15/17	100,000	117,936
6.00% 10/31/33	100,000	108,107
6.01% 1/15/15	300,000	327,973
6.125% 11/21/17	300,000	357,432
6.125% 5/15/18	350,000	419,935
6.125% 8/25/36	200,000	218,680
6.625% 6/15/32	100,000	115,838
6.875% 3/5/38	350,000	462,328
8.125% 7/15/39	150,000	225,326
8.50% 5/22/19	300,000	403,916
CME Group 5.75% 2/15/14	200,000	211,269
Countrywide Financial 6.25% 5/15/16	200,000	219,709
•GE Capital Trust I 6.375% 11/15/67	200,000	211,250
General Electric Capital
2.15% 1/9/15	500,000	513,822
2.25% 11/9/15	200,000	206,686
2.30% 4/27/17	250,000	259,487
2.90% 1/9/17	200,000	211,669
3.15% 9/7/22	500,000	511,910
3.75% 11/14/14	300,000	316,481
4.375% 9/21/15	250,000	272,653
4.375% 9/16/20	750,000	838,418
4.875% 3/4/15	500,000	541,742
5.30% 2/11/21	175,000	203,478
5.375% 10/20/16	400,000	457,936
5.50% 1/8/20	100,000	118,547
5.625% 5/1/18	550,000	653,911
5.875% 1/14/38	500,000	605,263
5.90% 5/13/14	600,000	643,242
6.00% 8/7/19	100,000	121,826
•6.375% 11/15/67	100,000	105,750
6.75% 3/15/32	530,000	690,366
6.875% 1/10/39	700,000	954,845
JPMorgan Chase
1.10% 10/15/15	150,000	150,098
2.00% 8/15/17	250,000	255,655
2.05% 1/24/14	200,000	203,183
3.25% 9/23/22	350,000	361,174
3.40% 6/24/15	200,000	211,137
3.70% 1/20/15	200,000	210,681
4.25% 10/15/20	750,000	835,491
4.35% 8/15/21	600,000	672,162
4.40% 7/22/20	700,000	791,476

	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Diversified Financial Services (continued)
JPMorgan Chase (continued)
4.50% 1/24/22	250,000	$283,343
4.65% 6/1/14	300,000	316,191
5.125% 9/15/14	800,000	851,185
5.50% 10/15/40	100,000	122,720
5.60% 7/15/41	500,000	621,648
6.00% 10/1/17	450,000	533,290
6.00% 1/15/18	400,000	479,406
6.30% 4/23/19	200,000	247,083
6.40% 5/15/38	200,000	269,053
NASDAQ OMX Group
4.00% 1/15/15	100,000	104,729
5.25% 1/16/18	60,000	65,646
5.55% 1/15/20	100,000	109,093
National Rural Utilities Cooperative Finance
3.05% 3/1/16	100,000	106,231
4.75% 3/1/14	100,000	104,835
5.45% 2/1/18	25,000	30,094
8.00% 3/1/32	150,000	226,349
10.375% 11/1/18	100,000	147,997
ORIX 4.71% 4/27/15	85,000	91,035
Private Export Funding
1.375% 2/15/17	275,000	283,018
2.45% 7/15/24	250,000	255,125
4.30% 12/15/21	100,000	121,010
4.55% 5/15/15	100,000	109,979
4.95% 11/15/15	100,000	112,747
TECO Finance 6.572% 11/1/17	100,000	120,727

		34,505,674

Diversified Telecommunication Services–1.03%
AT&T
2.40% 8/15/16	50,000	52,224
2.50% 8/15/15	200,000	208,648
2.625% 12/1/22	250,000	250,956
2.95% 5/15/16	200,000	211,915
3.875% 8/15/21	30,000	33,497
#144A 4.30% 12/15/42	940,000	948,065
#144A 4.35% 6/15/45	532,000	536,715
4.45% 5/15/21	100,000	115,691
5.10% 9/15/14	50,000	53,732
5.35% 9/1/40	538,000	628,939
5.50% 2/1/18	500,000	596,320
5.55% 8/15/41	40,000	48,192
5.625% 6/15/16	100,000	114,870
5.80% 2/15/19	150,000	184,299
6.30% 1/15/38	200,000	257,345
6.40% 5/15/38	50,000	65,107
6.50% 3/15/29	100,000	122,835
6.50% 9/1/37	150,000	196,860
6.55% 2/15/39	550,000	725,328
8.00% 11/15/31	360,000	546,362

LVIP SSgA Bond Index Fund–20

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Diversified Telecommunication Services (continued)
BellSouth 5.20% 9/15/14	300,000	$322,367
British Telecommunications
2.00% 6/22/15	250,000	257,160
9.625% 12/15/30	200,000	318,568
CenturyLink
5.15% 6/15/17	100,000	107,850
5.80% 3/15/22	200,000	211,803
6.45% 6/15/21	200,000	221,364
7.60% 9/15/39	100,000	104,103
7.65% 3/15/42	100,000	104,824
Deutsche Telekom International Finance
5.75% 3/23/16	300,000	342,080
6.00% 7/8/19	250,000	305,305
8.75% 6/15/30	310,000	465,679
Embarq 7.995% 6/1/36	150,000	166,139
France Telecom
2.75% 9/14/16	100,000	105,065
4.125% 9/14/21	100,000	110,398
5.375% 7/8/19	300,000	352,120
5.375% 1/13/42	100,000	115,911
8.50% 3/1/31	300,000	450,285
GTE
6.84% 4/15/18	250,000	313,352
6.94% 4/15/28	100,000	133,381
8.75% 11/1/21	100,000	140,768
Koninklijke KPN 8.375% 10/1/30	100,000	132,313
Nippon Telegraph & Telephone
1.40% 7/18/17	100,000	101,321
Pacific Bell Telephone 6.625% 10/15/34	100,000	104,816
Qwest
6.75% 12/1/21	150,000	176,097
6.875% 9/15/33	250,000	252,500
7.50% 10/1/14	200,000	218,989
Telecom Italia Capital
5.25% 10/1/15	300,000	319,950
6.00% 9/30/34	100,000	98,250
6.175% 6/18/14	200,000	211,300
7.175% 6/18/19	100,000	116,550
7.20% 7/18/36	100,000	104,900
7.721% 6/4/38	250,000	271,875
Telefonica Emisiones
3.729% 4/27/15	75,000	77,243
3.992% 2/16/16	170,000	177,310
4.949% 1/15/15	85,000	89,250
5.134% 4/27/20	90,000	94,838
5.462% 2/16/21	140,000	149,625
5.877% 7/15/19	100,000	109,500
6.421% 6/20/16	175,000	194,075
7.045% 6/20/36	175,000	189,875
Telefonica Europe 8.25% 9/15/30	200,000	237,750
Telefonos de Mexico 5.50% 11/15/19	100,000	118,398

	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Diversified Telecommunication Services (continued)
Verizon Communications
1.25% 11/3/14	800,000	$809,818
3.85% 11/1/42	150,000	148,184
4.60% 4/1/21	250,000	292,316
5.50% 4/1/17	200,000	234,927
5.50% 2/15/18	150,000	180,336
6.00% 4/1/41	100,000	131,020
6.10% 4/15/18	250,000	307,754
6.35% 4/1/19	250,000	316,368
6.40% 2/15/38	200,000	271,740
6.90% 4/15/38	350,000	499,870
7.35% 4/1/39	100,000	148,762
8.75% 11/1/18	64,000	88,970
Verizon Global Funding 7.75% 12/1/30	300,000	440,453
Virgin Media Secured Finance
5.25% 1/15/21	200,000	233,917

		18,197,582

Electric Utilities–1.26%
AEP Texas Central Transition Funding
5.17% 1/1/18	250,000	290,079
Alabama Power
5.50% 3/15/41	185,000	233,529
6.125% 5/15/38	100,000	132,719
American Electric Power
2.95% 12/15/22	125,000	125,308
Appalachian Power
4.60% 3/30/21	150,000	173,071
5.00% 6/1/17	100,000	114,465
6.70% 8/15/37	235,000	309,383
Arizona Public Service
4.50% 4/1/42	100,000	106,791
5.05% 9/1/41	100,000	115,017
Atlantic City Electric 7.75% 11/15/18	15,000	20,055
Baltimore Gas & Electric 6.35% 10/1/36.	100,000	133,216
Carolina Power & Light
5.30% 1/15/19	100,000	120,426
6.30% 4/1/38	50,000	68,177
CenterPoint Energy Houston Electric
2.25% 8/1/22	250,000	246,363
Cleco Power 6.50% 12/1/35	50,000	62,549
Cleveland Electric Illuminating
5.70% 4/1/17	100,000	113,060
5.95% 12/15/36	100,000	114,104
Commonwealth Edison
1.625% 1/15/14	100,000	101,103
3.40% 9/1/21	100,000	108,175
4.00% 8/1/20	300,000	335,919
6.45% 1/15/38	100,000	136,583
Connecticut Light & Power
5.65% 5/1/18	100,000	121,223

LVIP SSgA Bond Index Fund–21

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Electric Utilities (continued)
Consumers Energy
2.85% 5/15/22	100,000	$103,574
5.65% 9/15/18	100,000	122,337
5.65% 4/15/20	100,000	123,696
Detroit Edison
2.65% 6/15/22	50,000	50,877
6.625% 6/1/36	100,000	140,632
Duke Energy
1.625% 8/15/17	250,000	250,931
3.35% 4/1/15	100,000	105,715
5.05% 9/15/19	100,000	116,166
Duke Energy Carolinas
3.90% 6/15/21	100,000	112,460
4.30% 6/15/20	100,000	114,202
5.25% 1/15/18	250,000	298,756
5.30% 2/15/40	100,000	120,473
6.10% 6/1/37	170,000	215,996
7.00% 11/15/18	100,000	131,031
Duke Energy Indiana
6.12% 10/15/35	100,000	118,795
6.45% 4/1/39	130,000	174,991
Duke Energy Ohio 5.45% 4/1/19	50,000	60,335
Enersis 7.375% 1/15/14	100,000	105,737
Entergy
4.70% 1/15/17	100,000	108,426
5.125% 9/15/20	100,000	108,622
Entergy Mississippi 3.10% 7/1/23	100,000	98,927
Entergy Texas 7.125% 2/1/19	200,000	251,581
Exelon 4.90% 6/15/15	150,000	163,374
FirstEnergy 7.375% 11/15/31	100,000	129,522
FirstEnergy Solutions
4.80% 2/15/15	80,000	85,955
6.05% 8/15/21	100,000	114,648
6.80% 8/15/39	150,000	169,118
Florida Power
3.85% 11/15/42	100,000	97,413
5.65% 6/15/18	150,000	181,662
6.40% 6/15/38	300,000	405,518
Florida Power & Light
4.05% 6/1/42	150,000	156,903
5.69% 3/1/40	50,000	65,421
5.85% 5/1/37	100,000	130,474
5.95% 2/1/38	100,000	133,599
5.96% 4/1/39	100,000	133,666
6.20% 6/1/36	200,000	272,114
Georgia Power
4.25% 12/1/19	80,000	91,447
4.75% 9/1/40	100,000	109,828
5.25% 12/15/15	25,000	28,256
5.95% 2/1/39	100,000	128,150
Great Plains Energy 4.85% 6/1/21	50,000	55,183

	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Electric Utilities (continued)
Hydro-Quebec
1.375% 6/19/17	100,000	$101,450
2.00% 6/30/16	300,000	312,864
8.05% 7/7/24	250,000	368,406
8.50% 12/1/29	115,000	185,888
Iberdrola International 6.75% 7/15/36	100,000	108,075
Indiana Michigan Power 7.00% 3/15/19	100,000	126,539
Interstate Power & Light 6.25% 7/15/39	130,000	171,155
Jersey Central Power & Light
7.35% 2/1/19	100,000	127,895
Kansas City Power & Light
6.375% 3/1/18	200,000	240,078
Kentucky Utilities
1.625% 11/1/15	100,000	102,938
3.25% 11/1/20	100,000	109,234
5.125% 11/1/40	100,000	121,671
LG&E & KU Energy 2.125% 11/15/15	200,000	204,365
MidAmerican Energy
5.30% 3/15/18	100,000	119,652
5.75% 11/1/35	25,000	31,643
5.95% 7/15/17	200,000	240,411
Nevada Power
5.45% 5/15/41	60,000	73,749
6.50% 8/1/18	50,000	62,898
6.75% 7/1/37	100,000	139,183
7.125% 3/15/19	100,000	128,387
NextEra Energy Capital Holdings
4.50% 6/1/21	100,000	111,303
6.00% 3/1/19	200,000	236,338
Nisource Finance 5.25% 2/15/43	59,000	62,692
Northern States Power
5.25% 3/1/18	100,000	119,814
5.35% 11/1/39	40,000	50,221
6.20% 7/1/37	100,000	138,060
Ohio Edison
6.875% 7/15/36	100,000	129,931
8.25% 10/15/38	100,000	160,106
Oklahoma Gas & Electric
5.25% 5/15/41	100,000	121,103
Oncor Electric Delivery
5.30% 6/1/42	200,000	229,563
6.80% 9/1/18	100,000	124,169
7.00% 9/1/22	100,000	127,333
7.00% 5/1/32	50,000	63,757
Pacific Gas & Electric
3.25% 9/15/21	200,000	214,068
6.05% 3/1/34	400,000	517,047
6.25% 3/1/39	300,000	397,684
8.25% 10/15/18	200,000	272,637
PacifiCorp
4.10% 2/1/42	100,000	104,009

LVIP SSgA Bond Index Fund–22

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Electric Utilities (continued)
PacifiCorp (continued)
5.75% 4/1/37	100,000	$127,013
6.00% 1/15/39	100,000	133,170
6.35% 7/15/38	25,000	34,349
7.70% 11/15/31	100,000	148,694
PECO Energy 5.95% 10/1/36	100,000	132,502
Portland General Electric
6.10% 4/15/19	100,000	123,023
Potomac Electric Power
7.90% 12/15/38	100,000	162,633
PPL Capital Funding
3.50% 12/1/22	100,000	102,002
4.20% 6/15/22	150,000	161,627
PPL Electric Utilities
3.00% 9/15/21	100,000	106,130
6.25% 5/15/39	30,000	41,001
PPL Energy Supply 6.50% 5/1/18	25,000	29,971
Progress Energy
6.00% 12/1/39	50,000	60,749
7.05% 3/15/19	100,000	125,840
7.75% 3/1/31	150,000	205,480
Public Service Company of Oklahoma
5.15% 12/1/19	75,000	87,692
Public Service Electric & Gas
3.50% 8/15/20	150,000	165,030
5.30% 5/1/18	50,000	60,088
5.50% 3/1/40	100,000	127,262
Public Service of Colorado
3.20% 11/15/20	100,000	109,295
5.125% 6/1/19	135,000	162,779
6.25% 9/1/37	100,000	138,011
Scottish Power 5.375% 3/15/15	100,000	107,279
Sierra Pacific Power 6.00% 5/15/16	100,000	115,822
South Carolina Electric & Gas
5.25% 11/1/18	80,000	95,736
6.05% 1/15/38	225,000	293,307
Southern
1.95% 9/1/16	300,000	309,441
4.15% 5/15/14	50,000	52,394
Southern California Edison
3.875% 6/1/21	70,000	79,124
4.50% 9/1/40	100,000	113,230
5.75% 3/15/14	200,000	212,355
5.95% 2/1/38	25,000	32,916
6.00% 1/15/34	200,000	261,983
6.05% 3/15/39	170,000	231,397
6.65% 4/1/29	100,000	132,152
Southwestern Electric Power
6.20% 3/15/40	200,000	251,215
Tampa Electric
2.60% 9/15/22	100,000	101,105

	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Electric Utilities (continued)
Tampa Electric (continued)
4.10% 6/15/42	100,000	$105,306
6.10% 5/15/18	50,000	62,281
Toledo Edison 7.25% 5/1/20	30,000	38,191
Union Electric
3.90% 9/15/42	250,000	254,461
8.45% 3/15/39	80,000	137,480
Virginia Electric & Power
5.00% 6/30/19	200,000	238,897
5.95% 9/15/17	100,000	122,304
6.00% 5/15/37	25,000	32,976
6.35% 11/30/37	100,000	138,633
8.875% 11/15/38	100,000	171,010
Westar Energy 6.00% 7/1/14	100,000	107,125
Western Massachusetts Electric
3.50% 9/15/21	150,000	160,797
Wisconsin Electric Power
2.95% 9/15/21	100,000	104,927
4.25% 12/15/19	25,000	28,771
6.00% 4/1/14	100,000	106,780
Xcel Energy
4.70% 5/15/20	100,000	117,129
6.50% 7/1/36	100,000	134,704

		22,219,711

Electrical Equipment–0.05%
Cooper
2.375% 1/15/16	100,000	103,517
3.875% 12/15/20	100,000	108,571
Emerson Electric
4.125% 4/15/15	100,000	107,848
4.25% 11/15/20	50,000	57,792
5.25% 10/15/18	225,000	272,526
5.25% 11/15/39	50,000	62,147
Rockwell Automation 6.25% 12/1/37	100,000	137,250
Roper Industries 6.25% 9/1/19	100,000	119,679

		969,330

Electronic Equipment, Instruments & Components–0.05%
Amphenol 4.75% 11/15/14	100,000	106,599
Arrow Electronics 6.00% 4/1/20	50,000	56,665
Avnet
4.875% 12/1/22	100,000	102,156
5.875% 3/15/14	100,000	104,537
Corning
4.25% 8/15/20	65,000	72,695
4.75% 3/15/42	250,000	264,334
5.75% 8/15/40	25,000	29,916
6.625% 5/15/19	20,000	25,529
Tech Data 3.75% 9/21/17	100,000	102,691

		865,122

LVIP SSgA Bond Index Fund–23

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Energy Equipment & Services–0.28%
Baker Hughes
5.125% 9/15/40	200,000	$241,682
6.875% 1/15/29	100,000	138,449
Cameron International
5.95% 6/1/41	100,000	125,392
6.375% 7/15/18	100,000	121,110
Diamond Offshore Drilling
5.70% 10/15/39	100,000	128,776
5.875% 5/1/19	40,000	49,434
ENSCO
3.25% 3/15/16	100,000	106,121
4.70% 3/15/21	350,000	394,554
FMC Technologies 3.45% 10/1/22	100,000	102,270
Global Marine 7.00% 6/1/28	150,000	168,182
Halliburton
3.25% 11/15/21	200,000	214,597
5.90% 9/15/18	50,000	62,095
7.45% 9/15/39	200,000	305,512
Nabors Industries
4.625% 9/15/21	150,000	161,727
6.15% 2/15/18	100,000	117,736
9.25% 1/15/19	150,000	198,549
National Oilwell Varco 2.60% 12/1/22	200,000	203,240
Rowan
4.875% 6/1/22	100,000	108,809
5.40% 12/1/42	175,000	177,878
7.875% 8/1/19	65,000	80,366
Transocean
4.95% 11/15/15	200,000	219,133
6.00% 3/15/18	125,000	145,138
6.375% 12/15/21	150,000	182,618
6.50% 11/15/20	100,000	121,305
6.80% 3/15/38	50,000	61,411
7.35% 12/15/41	100,000	133,304
Weatherford International
4.50% 4/15/22	100,000	106,323
5.95% 4/15/42	100,000	108,924
6.00% 3/15/18	150,000	171,579
6.75% 9/15/40	100,000	113,778
7.00% 3/15/38	150,000	173,691
9.625% 3/1/19	100,000	130,623
9.875% 3/1/39	50,000	70,272

		4,944,578

Food & Staples Retailing–0.41%
Costco Wholesale 5.50% 3/15/17	50,000	59,002
CVS Caremark
3.25% 5/18/15	200,000	212,156
4.125% 5/15/21	100,000	112,995
4.75% 5/18/20	100,000	117,560
5.75% 6/1/17	150,000	179,514
5.75% 5/15/41	150,000	187,480

	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Food & Staples Retailing (continued)
CVS Caremark (continued)
6.125% 9/15/39	100,000	$128,446
6.25% 6/1/27	130,000	172,088
Delhaize America 9.00% 4/15/31	125,000	153,525
Delhaize Group 4.125% 4/10/19	100,000	103,367
Kroger
2.20% 1/15/17	100,000	103,441
3.40% 4/15/22	50,000	51,809
3.90% 10/1/15	130,000	140,378
5.00% 4/15/42	100,000	107,191
6.90% 4/15/38	100,000	129,342
7.50% 4/1/31	250,000	325,304
Safeway
3.95% 8/15/20	120,000	120,223
6.25% 3/15/14	300,000	316,595
6.35% 8/15/17	150,000	170,530
Sysco
5.375% 3/17/19	100,000	120,632
6.625% 3/17/39	50,000	72,779
Walgreen
1.00% 3/13/15	100,000	100,138
3.10% 9/15/22	150,000	151,616
5.25% 1/15/19	150,000	176,169
Wal-Mart Stores
1.50% 10/25/15	200,000	205,996
2.80% 4/15/16	400,000	426,933
3.20% 5/15/14	500,000	519,578
3.25% 10/25/20	300,000	327,192
3.625% 7/8/20	100,000	111,351
4.125% 2/1/19	100,000	113,939
4.875% 7/8/40	300,000	355,945
5.25% 9/1/35	300,000	365,730
5.625% 4/15/41	250,000	328,699
5.80% 2/15/18	200,000	245,288
5.875% 4/5/27	100,000	134,237
6.50% 8/15/37	225,000	317,519
7.55% 2/15/30	200,000	295,062

		7,259,749

Food Products–0.44%
Archer-Daniels-Midland
#144A 4.016% 4/16/43	100,000	96,046
4.479% 3/1/21	235,000	265,964
5.375% 9/15/35	100,000	117,096
5.45% 3/15/18	100,000	119,847
Bunge Limited Finance
4.10% 3/15/16	100,000	107,504
8.50% 6/15/19	135,000	173,929
Campbell Soup
2.50% 8/2/22	61,000	60,582
3.05% 7/15/17	100,000	108,226
3.375% 8/15/14	100,000	104,514

LVIP SSgA Bond Index Fund–24

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Food Products (continued)
Campbell Soup (continued)
4.50% 2/15/19	35,000	$39,774
ConAgra Foods
2.10% 3/15/18	100,000	100,288
5.819% 6/15/17	50,000	57,766
7.00% 4/15/19	100,000	123,255
8.25% 9/15/30	100,000	137,882
General Mills
3.15% 12/15/21	200,000	209,456
5.20% 3/17/15	150,000	164,829
5.40% 6/15/40	45,000	55,447
5.65% 2/15/19	100,000	121,743
Heinz (H.J.) Finance 6.75% 3/15/32	180,000	230,355
Hershey 4.125% 12/1/20	200,000	229,360
Ingredion
1.80% 9/25/17	100,000	99,455
3.20% 11/1/15	100,000	105,041
Kellogg
1.75% 5/17/17	150,000	152,596
3.125% 5/17/22	150,000	157,518
3.25% 5/21/18	135,000	147,239
4.00% 12/15/20	100,000	111,586
7.45% 4/1/31	100,000	138,302
Kraft Foods
4.125% 2/9/16	50,000	54,515
6.125% 2/1/18	150,000	182,720
6.50% 8/11/17	500,000	611,315
6.50% 11/1/31	350,000	452,447
6.50% 2/9/40	300,000	404,482
6.875% 2/1/38	250,000	346,790
Kraft Foods Group
#144A 2.25% 6/5/17	150,000	155,311
#144A 3.50% 6/6/22	150,000	160,428
#144A 5.00% 6/4/42	250,000	282,263
McCormick 3.90% 7/15/21	50,000	54,696
Mead Johnson Nutrition
3.50% 11/1/14	100,000	104,560
4.90% 11/1/19	100,000	114,294
5.90% 11/1/39	50,000	60,847
Nabisco 7.55% 6/15/15	100,000	116,035
Ralcorp Holdings 6.625% 8/15/39	50,000	60,377
Tyson Foods 4.50% 6/15/22	200,000	217,503
Unilever Capital
2.75% 2/10/16	100,000	105,992
3.65% 2/15/14	250,000	258,559
4.25% 2/10/21	200,000	231,249
4.80% 2/15/19	100,000	118,056
5.90% 11/15/32	100,000	137,679

		7,765,718

	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Gas Utilities–0.11%
AGL Capital
5.25% 8/15/19	100,000	$119,355
5.875% 3/15/41	70,000	91,796
Atmos Energy
4.95% 10/15/14	100,000	107,210
8.50% 3/15/19	100,000	134,454
CenterPoint Energy Resources
4.50% 1/15/21	65,000	74,048
5.85% 1/15/41	115,000	146,109
6.00% 5/15/18	100,000	120,590
Consolidated Natural Gas
5.00% 12/1/14	300,000	322,799
ONEOK 6.00% 6/15/35	125,000	145,491
Panhandle Eastern Pipe Line
6.20% 11/1/17	50,000	59,895
Questar 2.75% 2/1/16	85,000	89,256
Southern California Gas
5.75% 11/15/35	100,000	127,836
Southern Natural Gas
#144A 5.90% 4/1/17	25,000	29,501
8.00% 3/1/32	100,000	143,093
Southern Union 7.60% 2/1/24	150,000	191,404

		1,902,837

Health Care Equipment & Supplies–0.22%
Bard (C.R.)
2.875% 1/15/16	100,000	105,308
4.40% 1/15/21	65,000	74,135
Baxter International
4.50% 8/15/19	250,000	288,868
4.625% 3/15/15	150,000	162,534
6.25% 12/1/37	50,000	68,625
Becton, Dickinson
1.75% 11/8/16	200,000	206,099
3.25% 11/12/20	100,000	107,530
5.00% 11/12/40	35,000	42,390
6.00% 5/15/39	100,000	133,609
Boston Scientific
6.00% 1/15/20	100,000	116,816
6.40% 6/15/16	100,000	115,037
7.375% 1/15/40	201,000	275,128
CareFusion 6.375% 8/1/19	50,000	59,704
Covidien International Finance
2.80% 6/15/15	100,000	104,653
3.20% 6/15/22	150,000	157,355
4.20% 6/15/20	100,000	113,445
6.00% 10/15/17	25,000	30,314
6.55% 10/15/37	100,000	140,270
DENTSPLY International 2.75% 8/15/16	55,000	57,113
Medtronic
2.625% 3/15/16	100,000	105,458

LVIP SSgA Bond Index Fund–25

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Health Care Equipment & Supplies (continued)
Medtronic (continued)
3.00% 3/15/15	100,000	$105,133
3.125% 3/15/22	150,000	159,570
4.50% 3/15/42	100,000	114,086
5.55% 3/15/40	100,000	130,541
5.60% 3/15/19	200,000	242,808
St. Jude Medical 3.75% 7/15/14	200,000	209,519
Stryker
2.00% 9/30/16	45,000	46,900
3.00% 1/15/15	100,000	104,581
4.375% 1/15/20	100,000	112,911
Zimmer Holdings 5.75% 11/30/39	100,000	122,452

		3,812,892

Health Care Providers & Services–0.46%
Aetna
1.75% 5/15/17	100,000	101,613
4.50% 5/15/42	100,000	105,349
6.00% 6/15/16	50,000	58,067
6.50% 9/15/18	200,000	248,969
6.625% 6/15/36	100,000	135,054
6.75% 12/15/37	100,000	139,207
AmerisourceBergen 4.875% 11/15/19	200,000	232,245
Cardinal Health
4.625% 12/15/20	100,000	113,681
5.80% 10/15/16	100,000	115,992
CIGNA
2.75% 11/15/16	100,000	105,291
4.00% 2/15/22	250,000	273,803
5.875% 3/15/41	200,000	243,710
7.875% 5/15/27	25,000	33,094
Coventry Health Care
5.45% 6/15/21	80,000	95,249
6.30% 8/15/14	100,000	108,062
Express Scripts Holding
#144A 2.75% 11/21/14	100,000	103,207
3.125% 5/15/16	200,000	211,027
#144A 3.50% 11/15/16	100,000	107,014
#144A 3.90% 2/15/22	200,000	216,066
#144A 4.75% 11/15/21	200,000	227,382
#144A 6.125% 11/15/41	100,000	128,057
6.25% 6/15/14	100,000	107,726
Humana
4.625% 12/1/42	175,000	177,427
7.20% 6/15/18	100,000	123,456
Kaiser Foundation Hospitals
3.50% 4/1/22	50,000	52,828
Laboratory Corporation of America Holdings
2.20% 8/23/17	250,000	256,893
4.625% 11/15/20	150,000	167,286
McKesson
4.75% 3/1/21	300,000	349,038

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Health Care Equipment & Supplies (continued)
McKesson (continued)
6.50% 2/15/14	100,000	$106,467
Medco Health Solutions 7.125% 3/15/18	225,000	280,776
Quest Diagnostics
3.20% 4/1/16	200,000	211,109
4.75% 1/30/20	60,000	66,361
5.75% 1/30/40	100,000	114,991
UnitedHealth Group
1.875% 11/15/16	500,000	515,377
2.75% 2/15/23	107,000	108,195
4.625% 11/15/41	200,000	214,385
4.70% 2/15/21	100,000	116,700
6.00% 2/15/18	200,000	243,712
6.50% 6/15/37	150,000	198,273
6.625% 11/15/37	100,000	132,710
6.875% 2/15/38	100,000	137,790
WellPoint
3.125% 5/15/22	250,000	253,122
4.35% 8/15/20	100,000	110,556
4.625% 5/15/42	100,000	103,701
5.25% 1/15/16	100,000	111,518
5.80% 8/15/40	80,000	94,235
5.85% 1/15/36	125,000	148,061
5.875% 6/15/17	50,000	59,404
6.00% 2/15/14	100,000	105,866
6.375% 6/15/37	100,000	125,395
7.00% 2/15/19	100,000	124,596

		8,020,093

Hotels, Restaurants & Leisure–0.14%
Darden Restaurants
3.35% 11/1/22	150,000	145,445
6.80% 10/15/37	84,000	99,967
Hyatt Hotels 3.875% 8/15/16	100,000	106,573
International Game Technology
5.50% 6/15/20	100,000	108,500
Marriott International 6.375% 6/15/17	100,000	117,415
McDonald’s
0.75% 5/29/15	250,000	251,941
1.875% 5/29/19	250,000	254,766
2.625% 1/15/22	100,000	102,876
3.625% 5/20/21	100,000	112,061
5.80% 10/15/17	100,000	121,626
6.30% 3/1/38	50,000	69,940
Starbucks 6.25% 8/15/17	100,000	120,409
Starwood Hotels & Resorts Worldwide 3.125% 2/15/23	211,000	209,608
Wyndham Worldwide 4.25% 3/1/22	300,000	310,328
Yum Brands 3.75% 11/1/21	65,000	69,317

LVIP SSgA Bond Index Fund–26

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Hotels, Restaurants & Leisure (continued)
Yum Brands (continued)
4.25% 9/15/15	50,000	$54,031
5.30% 9/15/19	150,000	175,544

		2,430,347

Household Durables–0.18%
Clorox
5.00% 1/15/15	100,000	107,829
5.95% 10/15/17	100,000	119,082
Colgate-Palmolive
1.30% 1/15/17	200,000	203,633
2.30% 5/3/22	100,000	101,083
Energizer Holdings 4.70% 5/19/21	100,000	107,360
Kimberly-Clark
3.875% 3/1/21	45,000	50,491
6.125% 8/1/17	200,000	245,539
6.625% 8/1/37	100,000	145,920
7.50% 11/1/18	100,000	133,551
Leggett & Platt 3.40% 8/15/22	50,000	51,536
MDC Holdings 5.625% 2/1/20	100,000	109,380
Newell Rubbermaid 4.70% 8/15/20	200,000	221,255
Procter & Gamble
0.70% 8/15/14	300,000	302,050
1.80% 11/15/15	250,000	258,615
3.15% 9/1/15	100,000	106,925
4.70% 2/15/19	200,000	236,613
4.85% 12/15/15	50,000	56,085
5.50% 2/1/34	100,000	127,913
5.55% 3/5/37	200,000	269,313
Tupperware Brands 4.75% 6/1/21	100,000	107,186
Whirlpool 4.70% 6/1/22	100,000	106,484

		3,167,843

Independent Power Producers & Energy Traders–0.10%
Constellation Energy Group
4.55% 6/15/15	25,000	27,000
Exelon Generation
#144A 4.25% 6/15/22	50,000	52,090
5.35% 1/15/14	100,000	104,627
#144A 5.60% 6/15/42	292,000	314,169
6.20% 10/1/17	25,000	29,554
6.25% 10/1/39	100,000	116,692
Oglethorpe Power 5.95% 11/1/39	100,000	125,199
PSEG Power
4.15% 9/15/21	250,000	274,453
5.125% 4/15/20	60,000	69,255
5.50% 12/1/15	100,000	111,727
Southern Power 4.875% 7/15/15	100,000	109,601
TransAlta
4.75% 1/15/15	100,000	106,016
6.50% 3/15/40	250,000	259,802

		1,700,185

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Industrial Conglomerates–0.19%
3M
1.00% 6/26/17	100,000	$100,478
1.375% 9/29/16	250,000	255,368
5.70% 3/15/37	100,000	136,328
6.375% 2/15/28	25,000	33,525
Danaher
1.30% 6/23/14	60,000	60,680
2.30% 6/23/16	100,000	104,660
3.90% 6/23/21	100,000	112,716
5.625% 1/15/18	100,000	120,405
General Electric
2.70% 10/9/22	500,000	510,745
4.125% 10/9/42	211,000	217,983
5.25% 12/6/17	400,000	472,181
Koninklijke Philips Electronics
3.75% 3/15/22	100,000	108,311
5.00% 3/15/42	100,000	114,693
5.75% 3/11/18	300,000	361,864
6.875% 3/11/38	50,000	67,885
Tyco Electronics Group
3.50% 2/3/22	150,000	154,464
5.95% 1/15/14	100,000	105,318
6.55% 10/1/17	100,000	120,036
Tyco International Finance
8.50% 1/15/19	100,000	130,978

		3,288,618

Insurance–0.95%
ACE INA Holdings
2.60% 11/23/15	150,000	157,580
5.70% 2/15/17	50,000	58,766
5.90% 6/15/19	125,000	154,609
Aegon 4.625% 12/1/15	100,000	109,089
AFLAC
3.45% 8/15/15	100,000	106,778
6.90% 12/17/39	130,000	173,476
8.50% 5/15/19	100,000	136,371
Alleghany 4.95% 6/27/22	100,000	109,745
Allied World Assurance 7.50% 8/1/16	200,000	236,493
Allstate
5.00% 8/15/14	150,000	160,486
5.20% 1/15/42	200,000	238,326
7.45% 5/16/19	100,000	131,311
American Financial Group
9.875% 6/15/19	100,000	129,987
American International Group
2.375% 8/24/15	89,000	91,649
4.25% 9/15/14	200,000	210,854
4.875% 9/15/16	100,000	111,944
4.875% 6/1/22	500,000	571,907
5.05% 10/1/15	200,000	220,874

LVIP SSgA Bond Index Fund–27

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Insurance (continued)
American International Group (continued)
5.85% 1/16/18	300,000	$355,449
6.25% 5/1/36	100,000	129,514
6.25% 3/15/37	100,000	107,250
6.40% 12/15/20	200,000	248,560
•8.175% 5/15/58	350,000	457,625
8.25% 8/15/18	234,000	308,173
AON
3.125% 5/27/16	100,000	105,363
3.50% 9/30/15	100,000	105,390
5.00% 9/30/20	100,000	114,307
Assurant 5.625% 2/15/14	100,000	104,362
AXA 8.60% 12/15/30	100,000	125,653
Axis Specialty Finance 5.875% 6/1/20	100,000	113,697
Berkley (W.R.) 7.375% 9/15/19	100,000	122,482
Berkshire Hathaway
1.90% 1/31/17	300,000	310,421
3.40% 1/31/22	300,000	323,796
Berkshire Hathaway Finance
1.50% 1/10/14	100,000	101,152
1.60% 5/15/17	150,000	153,053
2.45% 12/15/15	200,000	210,405
3.00% 5/15/22	100,000	104,397
4.25% 1/15/21	100,000	114,932
4.40% 5/15/42	100,000	103,887
4.85% 1/15/15	200,000	217,084
5.40% 5/15/18	50,000	60,215
5.75% 1/15/40	100,000	122,877
Chubb
5.75% 5/15/18	100,000	123,046
6.00% 5/11/37	100,000	130,956
•6.375% 3/29/67	100,000	109,500
Cincinnati Financial 6.92% 5/15/28	100,000	122,987
CNA Financial
5.75% 8/15/21	30,000	35,248
7.35% 11/15/19	120,000	150,720
Delphi Financial Group 7.875% 1/31/20 .	25,000	30,622
Fidelity National Financial
6.60% 5/15/17	100,000	112,831
Genworth Financial
5.75% 6/15/14	100,000	105,146
6.515% 5/22/18	50,000	53,644
7.625% 9/24/21	100,000	110,535
7.70% 6/15/20	100,000	110,718
Hartford Financial Services Group
5.50% 3/30/20	100,000	116,364
5.95% 10/15/36	250,000	288,579
6.10% 10/1/41	50,000	59,641
6.30% 3/15/18	100,000	119,273
6.625% 3/30/40	100,000	125,973

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Insurance (continued)
HCC Insurance Holdings
6.30% 11/15/19	50,000	$58,085
#ING US 144A 5.50% 7/15/22	100,000	108,724
Loews 6.00% 2/1/35	100,000	118,520
Manulife Financial 3.40% 9/17/15	100,000	105,219
Markel 7.125% 9/30/19	100,000	120,588
Marsh & McLennan
4.80% 7/15/21	100,000	112,719
5.75% 9/15/15	50,000	56,088
9.25% 4/15/19	100,000	135,057
MetLife
4.75% 2/8/21	200,000	232,622
5.00% 6/15/15	100,000	110,154
5.70% 6/15/35	50,000	61,255
5.875% 2/6/41	100,000	127,103
6.375% 6/15/34	100,000	130,905
6.40% 12/15/36	100,000	107,423
6.50% 12/15/32	100,000	130,886
6.75% 6/1/16	200,000	237,054
6.817% 8/15/18	400,000	504,517
10.75% 8/1/39	150,000	227,625
Montpelier Re Holdings 4.70% 10/15/22 .	100,000	102,508
OneBeacon US Holdings 4.60% 11/9/22	100,000	103,024
PartnerRe Finance B 5.50% 6/1/20	100,000	111,770
Primerica 4.75% 7/15/22	100,000	109,709
Principal Financial Group
1.85% 11/15/17	250,000	251,614
8.875% 5/15/19	100,000	134,357
Progressive 3.75% 8/23/21	100,000	110,138
Protective Life
7.375% 10/15/19	50,000	60,860
8.45% 10/15/39	25,000	32,705
Prudential Financial
3.875% 1/14/15	65,000	68,806
5.10% 9/20/14	100,000	107,080
5.50% 3/15/16	200,000	225,831
5.70% 12/14/36	50,000	57,147
•5.875% 9/15/42	250,000	263,438
5.90% 3/17/36	250,000	292,130
6.625% 12/1/37	400,000	500,042
6.625% 6/21/40	200,000	252,167
Reinsurance Group of America
6.45% 11/15/19	90,000	105,082
Swiss Re Solutions Holding
7.00% 2/15/26	100,000	127,416
Torchmark
6.375% 6/15/16	100,000	111,924
9.25% 6/15/19	25,000	33,767
TransAtlantic Holdings 8.00% 11/30/39	100,000	133,601
Travelers
3.90% 11/1/20	100,000	113,152

LVIP SSgA Bond Index Fund–28

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Insurance (continued)
Travelers (continued)
5.80% 5/15/18	250,000	$303,199
5.90% 6/2/19	100,000	123,970
6.25% 6/15/37	100,000	135,868
6.75% 6/20/36	100,000	140,662
Unum Group 7.125% 9/30/16	200,000	235,808
Willis Group Holdings 4.125% 3/15/16	150,000	160,113
Willis North America 7.00% 9/29/19	100,000	118,009
XL Group
5.25% 9/15/14	100,000	106,527
5.75% 10/1/21	100,000	118,967

		16,772,007

Internet & Catalog Retail–0.02%
Amazon.com 1.20% 11/29/17	300,000	298,706
Expedia 5.95% 8/15/20	100,000	111,433

		410,139

Internet Software & Services–0.05%
Baidu 3.50% 11/28/22	200,000	201,561
eBay
1.625% 10/15/15	100,000	102,752
2.60% 7/15/22	250,000	253,079
3.25% 10/15/20	100,000	108,039
Google
1.25% 5/19/14	200,000	202,538
3.625% 5/19/21	100,000	111,487

		979,456

IT Services–0.19%
Computer Sciences 6.50% 3/15/18	150,000	175,166
Fiserv
3.125% 6/15/16	100,000	105,133
4.625% 10/1/20	100,000	109,193
HP Enterprise Services 7.45% 10/15/29	25,000	29,387
International Business Machines
1.25% 5/12/14	300,000	303,672
1.25% 2/6/17	350,000	354,048
1.875% 8/1/22	100,000	96,440
1.95% 7/22/16	100,000	104,017
2.00% 1/5/16	100,000	103,402
2.90% 11/1/21	150,000	157,875
5.60% 11/30/39	210,000	271,697
5.70% 9/14/17	300,000	362,680
5.875% 11/29/32	120,000	159,803
7.625% 10/15/18	300,000	401,199
SAIC
4.45% 12/1/20	100,000	108,498
5.95% 12/1/40	100,000	107,082
Western Union
2.875% 12/10/17	150,000	148,797
3.65% 8/22/18	100,000	102,348
5.253% 4/1/20	107,000	115,207

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
IT Services (continued)
Western Union (continued)
6.50% 2/26/14	100,000	$106,166

		3,421,810

Leisure Equipment & Products–0.01%
Hasbro 6.35% 3/15/40	65,000	80,563
Mattel 6.20% 10/1/40	100,000	123,309

		203,872

Life Sciences Tools & Services–0.07%
Agilent Technologies
5.00% 7/15/20	100,000	114,841
5.50% 9/14/15	100,000	111,501
Life Technologies
4.40% 3/1/15	100,000	106,637
6.00% 3/1/20	150,000	178,043
Thermo Fisher Scientific
2.05% 2/21/14	30,000	30,430
3.20% 5/1/15	150,000	157,978
3.20% 3/1/16	140,000	148,789
4.50% 3/1/21	240,000	271,645
4.70% 5/1/20	100,000	114,998

		1,234,862

Machinery–0.25%
Caterpillar
1.50% 6/26/17	100,000	101,388
2.60% 6/26/22	50,000	50,530
3.803% 8/15/42	168,000	168,113
3.90% 5/27/21	150,000	168,588
6.05% 8/15/36	200,000	264,141
7.90% 12/15/18	100,000	135,816
Deere
2.60% 6/8/22	100,000	101,466
3.90% 6/9/42	150,000	153,976
4.375% 10/16/19	350,000	405,842
5.375% 10/16/29	100,000	128,390
Dover
4.30% 3/1/21	100,000	115,437
4.875% 10/15/15	50,000	55,632
5.375% 3/1/41	100,000	127,308
6.60% 3/15/38	25,000	35,567
Eaton
#144A 2.75% 11/2/22	250,000	249,763
#144A 4.15% 11/2/42	150,000	152,346
5.95% 3/20/14	100,000	106,250
6.95% 3/20/19	50,000	63,352
Harsco 2.70% 10/15/15	100,000	101,596
Illinois Tool Works
3.375% 9/15/21	60,000	65,399
3.90% 9/1/42	150,000	154,802
4.875% 9/15/41	100,000	117,726
6.25% 4/1/19	100,000	124,689

LVIP SSgA Bond Index Fund–29

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Machinery (continued)
Ingersoll-Rand Global Holding
9.50% 4/15/14	300,000	$332,114
Joy Global 5.125% 10/15/21	80,000	88,345
Kennametal 2.65% 11/1/19	150,000	150,451
Parker Hannifin 6.25% 5/15/38	50,000	68,825
#Pentair Finance 144A 5.00% 5/15/21	200,000	226,303
Snap-on 6.125% 9/1/21	50,000	60,938
Stanley Black & Decker
2.90% 11/1/22	150,000	151,910
5.20% 9/1/40	100,000	116,281
Xylem 3.55% 9/20/16	100,000	106,626

		4,449,910

Media–1.03%
CBS
3.375% 3/1/22	100,000	104,178
7.875% 7/30/30	200,000	276,891
8.875% 5/15/19	200,000	270,099
#CC Holdings GS V 144A
2.381% 12/15/17	100,000	100,606
Comcast
3.125% 7/15/22	100,000	104,398
4.65% 7/15/42	24,000	25,401
5.15% 3/1/20	300,000	356,123
5.70% 5/15/18	200,000	240,737
5.70% 7/1/19	200,000	244,028
5.90% 3/15/16	150,000	172,468
6.45% 3/15/37	200,000	257,513
6.50% 1/15/15	200,000	222,963
6.50% 1/15/17	200,000	241,428
6.50% 11/15/35	200,000	257,456
6.95% 8/15/37	250,000	340,166
7.05% 3/15/33	500,000	668,048
COX Communications 5.45% 12/15/14	64,000	69,830
DIRECTV Holdings
3.125% 2/15/16	100,000	104,801
3.55% 3/15/15	295,000	310,492
3.80% 3/15/22	200,000	206,731
4.60% 2/15/21	300,000	325,316
5.00% 3/1/21	200,000	224,737
5.15% 3/15/42	150,000	152,289
5.20% 3/15/20	65,000	73,875
5.875% 10/1/19	40,000	47,345
6.00% 8/15/40	200,000	222,701
6.35% 3/15/40	50,000	57,601
Discovery Communications
3.30% 5/15/22	150,000	154,377
3.70% 6/1/15	100,000	106,599
4.375% 6/15/21	100,000	111,849
5.625% 8/15/19	200,000	239,225
Disney (Walt)
1.125% 2/15/17	250,000	250,441

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Media (continued)
Disney (Walt) (continued)
1.35% 8/16/16	200,000	$202,904
3.75% 6/1/21	200,000	221,399
4.125% 12/1/41	100,000	107,523
6.00% 7/17/17	150,000	181,853
Grupo Televisa
6.625% 1/15/40	100,000	128,579
8.50% 3/11/32	200,000	287,893
Historic TW 6.625% 5/15/29	300,000	383,850
Interpublic Group
2.25% 11/15/17	150,000	148,011
4.00% 3/15/22	70,000	72,613
McGraw-Hill 6.55% 11/15/37	100,000	115,040
NBC Universal Media
2.875% 1/15/23	125,000	125,804
3.65% 4/30/15	275,000	292,713
4.375% 4/1/21	200,000	225,062
4.45% 1/15/43	125,000	127,106
5.15% 4/30/20	270,000	320,572
5.95% 4/1/41	200,000	246,128
News America
4.50% 2/15/21	150,000	171,663
5.30% 12/15/14	125,000	135,923
5.65% 8/15/20	300,000	364,674
6.15% 3/1/37	30,000	36,944
6.15% 2/15/41	200,000	254,264
6.40% 12/15/35	300,000	373,629
6.65% 11/15/37	50,000	64,830
6.90% 8/15/39	100,000	131,382
8.15% 10/17/36	100,000	136,593
Omnicom Group
3.625% 5/1/22	100,000	104,378
4.45% 8/15/20	35,000	39,009
6.25% 7/15/19	250,000	305,493
Reed Elsevier Capital 8.625% 1/15/19	100,000	129,098
Thomson Reuters
4.70% 10/15/19	100,000	115,188
6.50% 7/15/18	150,000	187,680
Time Warner
3.15% 7/15/15	300,000	317,443
4.70% 1/15/21	100,000	114,038
4.875% 3/15/20	200,000	233,972
5.875% 11/15/16	150,000	175,788
6.10% 7/15/40	100,000	121,513
6.25% 3/29/41	200,000	247,848
6.50% 11/15/36	100,000	125,503
7.625% 4/15/31	325,000	448,668
7.70% 5/1/32	130,000	182,286
Time Warner Cable
3.50% 2/1/15	50,000	52,834
5.00% 2/1/20	145,000	169,085
5.50% 9/1/41	100,000	111,688

LVIP SSgA Bond Index Fund–30

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Media (continued)
Time Warner Cable (continued)
5.85% 5/1/17	200,000	$236,494
5.875% 11/15/40	100,000	116,948
6.55% 5/1/37	200,000	248,270
6.75% 7/1/18	300,000	375,199
6.75% 6/15/39	100,000	127,276
7.30% 7/1/38	150,000	199,966
7.50% 4/1/14	100,000	108,388
8.25% 2/14/14	100,000	108,354
8.25% 4/1/19	250,000	333,111
Time Warner Entertainment
8.375% 3/15/23	250,000	354,006
8.375% 7/15/33	200,000	292,742
Viacom
1.25% 2/27/15	100,000	101,030
3.125% 6/15/22	50,000	51,295
3.50% 4/1/17	100,000	108,017
#144A 4.375% 3/15/43	177,000	174,839
5.625% 9/15/19	200,000	239,405
6.875% 4/30/36	125,000	169,847
WPP Finance 8.00% 9/15/14	100,000	110,629
WPP Finance 2010 4.75% 11/21/21	100,000	108,507

		18,143,499

Metals & Mining–0.59%
Alcoa
5.87% 2/23/22	150,000	162,086
5.95% 2/1/37	100,000	96,901
6.75% 7/15/18	100,000	114,375
Allegheny Technologies
5.95% 1/15/21	50,000	55,478
9.375% 6/1/19	100,000	127,388
Alum 6.75% 1/15/28	250,000	271,008
AngloGold Ashanti Holdings
5.375% 4/15/20	25,000	25,840
6.50% 4/15/40	10,000	10,325
Barrick Australia Finance
5.95% 10/15/39	100,000	115,906
Barrick Gold
1.75% 5/30/14	60,000	60,859
2.90% 5/30/16	100,000	105,005
3.85% 4/1/22	250,000	265,148
6.95% 4/1/19	100,000	124,585
Barrick North America Finance
4.40% 5/30/21	200,000	219,716
5.70% 5/30/41	100,000	115,085
7.50% 9/15/38	25,000	34,261
BHP Billiton Finance USA
1.125% 11/21/14	250,000	253,133
1.625% 2/24/17	350,000	358,263
1.875% 11/21/16	250,000	258,011

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Metals & Mining (continued)
BHP Billiton Finance USA (continued)
3.25% 11/21/21	250,000	$269,585
5.25% 12/15/15	100,000	113,023
5.40% 3/29/17	100,000	117,346
5.50% 4/1/14	100,000	106,251
6.50% 4/1/19	150,000	191,550
Cliffs Natural Resources
3.95% 1/15/18	150,000	151,144
4.80% 10/1/20	155,000	154,286
6.25% 10/1/40	100,000	97,811
Freeport-McMoRan Copper & Gold
3.55% 3/1/22	300,000	298,110
Newmont Mining
3.50% 3/15/22	150,000	155,001
4.875% 3/15/42	150,000	155,090
5.125% 10/1/19	180,000	207,811
6.25% 10/1/39	100,000	120,861
Nucor
4.125% 9/15/22	100,000	110,816
5.75% 12/1/17	50,000	60,048
5.85% 6/1/18	100,000	121,996
Rio Tinto Alcan 6.125% 12/15/33	150,000	189,990
Rio Tinto Finance USA
2.50% 5/20/16	100,000	104,478
2.875% 8/21/22	250,000	252,180
3.50% 11/2/20	250,000	265,459
3.75% 9/20/21	150,000	160,694
4.125% 5/20/21	200,000	221,385
5.20% 11/2/40	100,000	117,985
6.50% 7/15/18	250,000	312,405
7.125% 7/15/28	75,000	101,931
8.95% 5/1/14	390,000	431,370
9.00% 5/1/19	100,000	137,529
Southern Copper
3.50% 11/8/22	89,000	91,335
5.375% 4/16/20	125,000	144,073
6.75% 4/16/40	110,000	133,526
Teck Resources
4.50% 1/15/21	100,000	108,989
4.75% 1/15/22	104,000	114,662
5.20% 3/1/42	250,000	256,486
6.00% 8/15/40	100,000	113,588
6.25% 7/15/41	201,000	237,282
Vale 5.625% 9/11/42	150,000	163,590
Vale Overseas
4.625% 9/15/20	100,000	108,550
5.625% 9/15/19	300,000	342,602
6.25% 1/11/16	100,000	113,010
6.25% 1/23/17	250,000	288,898
6.875% 11/21/36	350,000	435,603
6.875% 11/10/39	170,000	213,997

LVIP SSgA Bond Index Fund–31

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Metals & Mining (continued)
Xstrata Canada 5.375% 6/1/15	100,000	$108,753

		10,474,452

Multiline Retail–0.17%
Family Dollar Stores 5.00% 2/1/21	100,000	108,125
Kohl’s
6.00% 1/15/33	100,000	115,628
6.25% 12/15/17	50,000	59,990
Macy’s Retail Holdings
2.875% 2/15/23	100,000	98,136
5.125% 1/15/42	100,000	108,478
5.75% 7/15/14	90,000	96,552
5.90% 12/1/16	107,000	125,838
6.70% 7/15/34	150,000	178,962
6.90% 4/1/29	150,000	181,448
Nordstrom
4.75% 5/1/20	100,000	116,278
6.75% 6/1/14	100,000	108,515
7.00% 1/15/38	100,000	142,143
Target
2.90% 1/15/22	300,000	318,611
3.875% 7/15/20	100,000	112,300
5.875% 7/15/16	100,000	118,064
6.00% 1/15/18	250,000	307,740
6.50% 10/15/37	200,000	280,164
7.00% 1/15/38	250,000	368,495

		2,945,467

Multi-Utilities–0.29%
Alliant Energy 4.00% 10/15/14	50,000	52,712
Ameren 8.875% 5/15/14	100,000	109,468
American Water Capital
4.30% 12/1/42	100,000	104,292
6.085% 10/15/17	100,000	119,648
Avista 5.125% 4/1/22	30,000	36,267
CenterPoint Energy 5.95% 2/1/17	100,000	116,283
Consolidated Edison New York
5.375% 12/15/15	100,000	112,761
5.50% 12/1/39	250,000	311,496
5.85% 3/15/36	100,000	127,808
6.30% 8/15/37	20,000	27,165
6.75% 4/1/38	25,000	35,866
7.125% 12/1/18	200,000	261,543
Delmarva Power & Light 4.00% 6/1/42	100,000	104,447
Dominion Resources
4.45% 3/15/21	100,000	115,407
4.90% 8/1/41	60,000	67,500
5.15% 7/15/15	150,000	165,708
5.20% 8/15/19	80,000	95,238
5.95% 6/15/35	25,000	31,749
6.40% 6/15/18	76,000	94,557
8.875% 1/15/19	100,000	137,038

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Multi-Utilities (continued)
DTE Energy 6.35% 6/1/16	50,000	$58,141
KeySpan 8.00% 11/15/30	25,000	34,341
MidAmerican Energy Holdings
5.75% 4/1/18	100,000	120,565
5.95% 5/15/37	125,000	154,879
6.50% 9/15/37	100,000	133,284
National Grid 6.30% 8/1/16	50,000	58,062
NiSource Finance
3.85% 2/15/23	50,000	51,486
5.40% 7/15/14	150,000	159,908
5.45% 9/15/20	125,000	147,123
6.125% 3/1/22	100,000	120,061
6.40% 3/15/18	100,000	120,685
NSTAR 4.50% 11/15/19	110,000	125,131
Puget Sound Energy
4.434% 11/15/41	100,000	110,138
5.638% 4/15/41	80,000	101,286
5.764% 7/15/40	50,000	64,154
5.795% 3/15/40	100,000	128,035
San Diego Gas & Electric
3.00% 8/15/21	175,000	185,635
6.00% 6/1/39	110,000	151,279
SCANA 6.25% 4/1/20	100,000	118,716
Sempra Energy
2.00% 3/15/14	100,000	101,543
6.00% 10/15/39	125,000	158,619
6.15% 6/15/18	25,000	30,707
6.50% 6/1/16	230,000	269,851
United Utilities 5.375% 2/1/19	100,000	110,927

		5,041,509

Office Electronics–0.04%
Xerox
4.25% 2/15/15	100,000	105,222
4.50% 5/15/21	95,000	100,766
6.35% 5/15/18	150,000	173,195
6.40% 3/15/16	100,000	112,770
8.25% 5/15/14	225,000	245,507

		737,460

Oil, Gas & Consumable Fuels–2.26%
Anadarko Petroleum
5.95% 9/15/16	100,000	115,210
6.375% 9/15/17	300,000	358,721
6.45% 9/15/36	150,000	188,543
7.625% 3/15/14	100,000	107,522
7.95% 6/15/39	200,000	289,922
8.70% 3/15/19	100,000	135,118
Apache
1.75% 4/15/17	50,000	51,396
3.25% 4/15/22	100,000	106,189
4.75% 4/15/43	100,000	109,310

LVIP SSgA Bond Index Fund–32

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
Apache (continued)
5.10% 9/1/40	350,000	$399,413
5.25% 2/1/42	100,000	116,248
5.625% 1/15/17	200,000	234,475
6.00% 1/15/37	50,000	63,368
Boardwalk Pipelines
3.375% 2/1/23	100,000	98,424
5.75% 9/15/19	100,000	113,195
Buckeye Partners
4.875% 2/1/21	260,000	269,725
5.50% 8/15/19	50,000	54,712
Burlington Resources Finance
7.20% 8/15/31	100,000	140,917
Canadian Natural Resources
1.45% 11/14/14	300,000	304,405
5.85% 2/1/35	200,000	246,551
5.90% 2/1/18	100,000	120,559
Cenovus Energy
4.50% 9/15/14	100,000	106,136
5.70% 10/15/19	100,000	121,441
6.75% 11/15/39	200,000	271,710
Chevron
2.355% 12/5/22	500,000	501,900
4.95% 3/3/19	100,000	119,459
ConocoPhillips
1.05% 12/15/17	250,000	249,507
2.40% 12/15/22	250,000	249,755
4.75% 2/1/14	52,000	54,369
5.75% 2/1/19	200,000	246,308
5.90% 5/15/38	150,000	198,067
6.00% 1/15/20	200,000	254,183
6.50% 2/1/39	280,000	398,539
ConocoPhillips Canada Funding I
5.625% 10/15/16	100,000	117,368
ConocoPhillips Holding 6.95% 4/15/29	200,000	279,590
DCP Midstream Operating
4.95% 4/1/22	100,000	106,313
Devon Energy
1.875% 5/15/17	100,000	102,048
4.00% 7/15/21	100,000	110,838
4.75% 5/15/42	100,000	107,413
5.60% 7/15/41	200,000	238,476
5.625% 1/15/14	100,000	105,237
6.30% 1/15/19	100,000	124,253
7.95% 4/15/32	100,000	148,374
Devon Financing 7.875% 9/30/31	25,000	36,464
Ecopetrol 7.625% 7/23/19	200,000	259,500
El Paso Natural Gas
5.95% 4/15/17	100,000	116,117
8.375% 6/15/32	100,000	142,575
El Paso Pipeline Partners Operating
5.00% 10/1/21	250,000	284,566

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
Enbridge
5.60% 4/1/17	100,000	$116,344
5.80% 6/15/14	100,000	107,366
Enbridge Energy Partners
5.20% 3/15/20	100,000	112,965
7.50% 4/15/38	300,000	384,865
9.875% 3/1/19	50,000	67,786
EnCana
5.90% 12/1/17	50,000	59,617
6.50% 2/1/38	100,000	125,503
6.625% 8/15/37	250,000	319,790
7.20% 11/1/31	50,000	64,038
EnCana Holdings Finance 5.80% 5/1/14	265,000	281,783
Energen 4.625% 9/1/21	100,000	104,376
Energy Transfer
5.20% 2/1/22	250,000	285,692
5.95% 2/1/15	300,000	328,918
7.50% 7/1/38	200,000	259,487
Enterprise Products Operating
3.20% 2/1/16	100,000	105,742
4.05% 2/15/22	100,000	110,749
4.85% 8/15/42	200,000	215,539
5.20% 9/1/20	100,000	119,554
5.25% 1/31/20	100,000	119,007
5.70% 2/15/42	150,000	176,346
5.95% 2/1/41	100,000	121,177
6.125% 10/15/39	50,000	60,621
6.30% 9/15/17	100,000	121,089
6.50% 1/31/19	100,000	125,483
7.55% 4/15/38	100,000	138,185
9.75% 1/31/14	100,000	109,439
EOG Resources
2.625% 3/15/23	150,000	151,392
2.95% 6/1/15	200,000	210,365
4.40% 6/1/20	150,000	173,885
6.875% 10/1/18	25,000	31,908
EQT
4.875% 11/15/21	100,000	107,548
8.125% 6/1/19	75,000	92,957
Hess
5.60% 2/15/41	200,000	237,438
7.00% 2/15/14	100,000	106,964
7.125% 3/15/33	100,000	133,792
7.30% 8/15/31	250,000	337,642
Husky Energy
3.95% 4/15/22	150,000	161,454
5.90% 6/15/14	100,000	107,222
7.25% 12/15/19	125,000	162,560
Kerr-McGee 6.95% 7/1/24	100,000	126,960
Kinder Morgan Energy Partners
3.95% 9/1/22	100,000	107,137

LVIP SSgA Bond Index Fund–33

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
Kinder Morgan Energy Partners (continued)
5.30% 9/15/20	250,000	$291,861
5.625% 2/15/15	165,000	180,883
5.80% 3/15/35	150,000	171,474
5.95% 2/15/18	50,000	59,933
6.50% 9/1/39	100,000	123,334
6.55% 9/15/40	200,000	251,532
7.75% 3/15/32	200,000	269,804
Magellan Midstream Partners
4.25% 2/1/21	150,000	165,955
6.55% 7/15/19	50,000	61,896
Marathon Oil
0.90% 11/1/15	150,000	150,225
2.80% 11/1/22	125,000	126,038
5.90% 3/15/18	200,000	242,174
6.60% 10/1/37	100,000	134,086
Marathon Petroleum
3.50% 3/1/16	255,000	271,654
5.125% 3/1/21	135,000	159,144
6.50% 3/1/41	145,000	184,385
Murphy Oil 2.50% 12/1/17	500,000	503,663
Nexen
6.20% 7/30/19	130,000	159,870
6.40% 5/15/37	50,000	64,863
7.50% 7/30/39	200,000	290,472
Noble Energy
4.15% 12/15/21	100,000	110,598
6.00% 3/1/41	135,000	163,225
8.25% 3/1/19	100,000	131,229
Noble Holding International
2.50% 3/15/17	100,000	103,307
3.45% 8/1/15	200,000	210,886
3.95% 3/15/22	100,000	105,435
6.20% 8/1/40	125,000	148,385
7.375% 3/15/14	50,000	53,744
Occidental Petroleum
1.50% 2/15/18	100,000	101,407
2.50% 2/1/16	200,000	210,247
2.70% 2/15/23	100,000	102,258
3.125% 2/15/22	150,000	159,863
4.10% 2/1/21	100,000	114,539
4.125% 6/1/16	150,000	166,529
ONEOK Partners
6.125% 2/1/41	100,000	120,330
6.15% 10/1/16	50,000	58,253
6.65% 10/1/36	100,000	124,406
8.625% 3/1/19	100,000	132,941
Pemex Project Funding Master Trust
6.625% 6/15/35	250,000	318,750
Petrobras International Finance
3.50% 2/6/17	600,000	630,748

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
Petrobras International Finance (continued)
3.875% 1/27/16	500,000	$530,002
5.375% 1/27/21	200,000	226,164
5.75% 1/20/20	200,000	228,671
5.875% 3/1/18	200,000	229,982
6.875% 1/20/40	450,000	576,164
7.875% 3/15/19	400,000	501,630
Petro-Canada
5.95% 5/15/35	200,000	247,131
6.80% 5/15/38	100,000	136,854
9.25% 10/15/21	50,000	72,182
Petrohawk Energy 6.25% 6/1/19	100,000	114,022
Petroleos Mexicanos
4.875% 3/15/15	300,000	324,750
4.875% 1/24/22	250,000	282,750
5.50% 1/21/21	150,000	176,025
6.00% 3/5/20	260,000	312,000
6.50% 6/2/41	650,000	819,000
8.00% 5/3/19	550,000	721,875
Phillips 66
#144A 2.95% 5/1/17	450,000	477,412
#144A 5.875% 5/1/42	250,000	301,984
Pioneer Natural Resources
3.95% 7/15/22	100,000	104,991
Plains All American Pipeline
3.95% 9/15/15	200,000	215,642
4.30% 1/31/43	100,000	100,507
6.65% 1/15/37	125,000	164,246
8.75% 5/1/19	150,000	204,324
Shell International Finance
1.125% 8/21/17	500,000	502,912
2.375% 8/21/22	250,000	251,709
3.10% 6/28/15	100,000	106,000
3.25% 9/22/15	200,000	213,764
4.00% 3/21/14	400,000	417,728
4.30% 9/22/19	200,000	232,043
4.375% 3/25/20	75,000	87,133
5.50% 3/25/40	100,000	128,900
6.375% 12/15/38	200,000	282,029
#Southwestern Energy 144A
4.10% 3/15/22	200,000	215,546
Spectra Energy Capital
2.95% 6/15/16	100,000	103,015
5.65% 3/1/20	100,000	119,081
5.668% 8/15/14	200,000	214,677
7.50% 9/15/38	50,000	69,537
Statoil
2.90% 10/15/14	200,000	208,229
3.15% 1/23/22	200,000	211,790
3.875% 4/15/14	250,000	260,520
5.10% 8/17/40	200,000	241,931
5.25% 4/15/19	250,000	300,179

LVIP SSgA Bond Index Fund–34

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
Statoil (continued)
7.15% 1/15/29	25,000	$35,743
Suncor Energy
6.10% 6/1/18	150,000	183,189
6.50% 6/15/38	150,000	200,778
6.85% 6/1/39	100,000	138,647
7.15% 2/1/32	25,000	33,620
Sunoco Logistics Partners Operations
6.85% 2/15/40	100,000	121,019
Talisman Energy
3.75% 2/1/21	250,000	268,726
7.75% 6/1/19	125,000	161,324
Tennessee Gas Pipeline 7.625% 4/1/37	150,000	213,151
Tosco 8.125% 2/15/30	100,000	148,691
Total Capital
2.30% 3/15/16	100,000	103,980
3.00% 6/24/15	100,000	105,688
3.125% 10/2/15	100,000	106,507
4.125% 1/28/21	100,000	113,507
4.45% 6/24/20	100,000	116,021
Total Capital Canada 1.625% 1/28/14	220,000	223,072
Total Capital International
1.55% 6/28/17	150,000	152,477
2.70% 1/25/23	200,000	204,193
2.875% 2/17/22	200,000	209,184
TransCanada PipeLines
0.875% 3/2/15	140,000	140,869
3.40% 6/1/15	200,000	212,511
3.80% 10/1/20	100,000	111,779
4.875% 1/15/15	50,000	54,211
6.10% 6/1/40	100,000	133,768
6.50% 8/15/18	200,000	252,180
7.25% 8/15/38	100,000	145,144
7.625% 1/15/39	250,000	377,395
Transcontinental Gas Pipe Line
4.45% 8/1/42	100,000	103,363
Valero Energy
4.50% 2/1/15	45,000	48,157
6.125% 2/1/20	65,000	79,156
6.625% 6/15/37	150,000	185,421
7.50% 4/15/32	100,000	128,662
9.375% 3/15/19	200,000	275,440
Western Gas Partners 4.00% 7/1/22	150,000	158,186
Williams
3.70% 1/15/23	139,000	140,495
8.75% 3/15/32	109,000	151,495
Williams Partners
3.80% 2/15/15	200,000	211,586
4.00% 11/15/21	100,000	107,160
5.25% 3/15/20	200,000	230,742
6.30% 4/15/40	170,000	208,576

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
XTO Energy 6.50% 12/15/18	100,000	$130,877

		39,857,161

Paper & Forest Products–0.10%
Celulosa Arauco y Constitucion
5.00% 1/21/21	100,000	106,855
5.625% 4/20/15	100,000	108,594
Domtar 4.40% 4/1/22	100,000	101,326
Georgia-Pacific 8.00% 1/15/24	250,000	350,239
International Paper
4.75% 2/15/22	100,000	113,361
6.00% 11/15/41	35,000	41,598
7.30% 11/15/39	100,000	136,022
7.50% 8/15/21	80,000	104,870
7.95% 6/15/18	300,000	388,295
9.375% 5/15/19	100,000	136,545
Plum Creek Timberlands 4.70% 3/15/21	100,000	111,342

		1,699,047

Personal Products–0.01%
Avon Products
5.625% 3/1/14	100,000	104,460
6.50% 3/1/19	100,000	108,021

		212,481

Pharmaceuticals–0.81%
Abbott Laboratories
5.125% 4/1/19	78,000	93,144
5.30% 5/27/40	50,000	64,945
6.00% 4/1/39	50,000	68,176
6.15% 11/30/37	50,000	69,527
AbbVie
#144A 1.75% 11/6/17	750,000	759,036
#144A 2.90% 11/6/22	500,000	510,278
#144A 4.40% 11/6/42	300,000	320,296
Allergan 5.75% 4/1/16	100,000	115,156
AstraZeneca
4.00% 9/18/42	150,000	152,379
5.90% 9/15/17	350,000	425,706
6.45% 9/15/37	250,000	339,778
Bristol-Myers Squibb
2.00% 8/1/22	100,000	97,005
5.45% 5/1/18	150,000	181,415
5.875% 11/15/36	195,000	252,694
6.125% 5/1/38	103,000	138,669
GlaxoSmithKline Capital
0.75% 5/8/15	250,000	251,367
2.85% 5/8/22	750,000	780,587
5.375% 4/15/34	100,000	122,028
6.375% 5/15/38	250,000	346,612
Hospira
5.90% 6/15/14	300,000	320,764

LVIP SSgA Bond Index Fund –35

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Pharmaceuticals (continued)
Hospira (continued)
6.05% 3/30/17	25,000	$29,052
6.40% 5/15/15	15,000	16,693
Johnson & Johnson
2.15% 5/15/16	400,000	418,295
2.95% 9/1/20	100,000	108,336
3.55% 5/15/21	100,000	112,698
4.85% 5/15/41	100,000	124,173
5.15% 7/15/18	250,000	303,744
5.85% 7/15/38	100,000	137,594
Lilly (Eli)
4.20% 3/6/14	100,000	104,358
5.20% 3/15/17	140,000	163,551
5.50% 3/15/27	100,000	126,457
5.95% 11/15/37	100,000	131,503
Merck
1.10% 1/31/18	150,000	150,066
2.25% 1/15/16	100,000	104,564
3.60% 9/15/42	100,000	99,112
3.875% 1/15/21	100,000	112,421
4.00% 6/30/15	200,000	217,196
4.75% 3/1/15	150,000	163,596
5.00% 6/30/19	100,000	120,536
5.85% 6/30/39	100,000	135,298
6.00% 9/15/17	50,000	61,343
6.40% 3/1/28	50,000	69,400
6.50% 12/1/33	200,000	287,349
6.55% 9/15/37	200,000	287,645
Novartis Capital
2.40% 9/21/22	250,000	251,215
2.90% 4/24/15	200,000	210,369
3.70% 9/21/42	150,000	150,021
4.125% 2/10/14	100,000	104,031
4.40% 4/24/20	100,000	116,825
Novartis Securities Investment
5.125% 2/10/19	400,000	478,710
Pfizer
4.50% 2/15/14	50,000	52,272
5.35% 3/15/15	200,000	220,377
6.20% 3/15/19	200,000	253,132
7.20% 3/15/39	300,000	461,614
Sanofi-Aventis
1.625% 3/28/14	100,000	101,442
2.625% 3/29/16	150,000	158,001
4.00% 3/29/21	200,000	228,373
Teva Pharmaceutical Finance
1.70% 11/10/14	250,000	255,871
2.95% 12/18/22	175,000	177,403
3.65% 11/10/21	250,000	268,066
5.55% 2/1/16	100,000	113,264
6.15% 2/1/36	100,000	131,328

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Pharmaceuticals (continued)
Watson Pharmaceuticals
3.25% 10/1/22	250,000	$255,732
5.00% 8/15/14	40,000	42,629
6.125% 8/15/19	45,000	54,856
Wyeth
5.50% 2/1/14	100,000	105,450
5.50% 2/15/16	400,000	457,205
5.95% 4/1/37	200,000	267,754
6.00% 2/15/36	100,000	131,628
6.50% 2/1/34	100,000	137,145

		14,179,255

Professional Services–0.01%
Dun & Bradstreet 2.875% 11/15/15	55,000	55,832
Equifax 4.45% 12/1/14	50,000	52,743

		108,575

Real Estate Investment Trusts–0.49%
American Tower
4.625% 4/1/15	250,000	265,882
4.70% 3/15/22	100,000	110,850
5.05% 9/1/20	100,000	112,325
5.90% 11/1/21	65,000	77,732
AvalonBay Communities 6.10% 3/15/20	100,000	120,864
BioMed Realty 3.85% 4/15/16	100,000	105,551
Boston Properties
3.70% 11/15/18	100,000	108,767
4.125% 5/15/21	250,000	272,677
5.00% 6/1/15	100,000	109,307
5.875% 10/15/19	100,000	119,411
Brandywine Operating Partnership
4.95% 4/15/18	100,000	109,504
BRE Properties 3.375% 1/15/23	250,000	247,980
Camden Property Trust 4.625% 6/15/21.	100,000	110,447
CommonWealth REIT 5.75% 11/1/15	100,000	104,218
Developers Diversified Realty
7.50% 4/1/17	200,000	240,120
Digital Realty Trust
4.50% 7/15/15	100,000	106,465
5.25% 3/15/21	100,000	110,864
Duke Realty
4.375% 6/15/22	100,000	105,058
6.75% 3/15/20	50,000	60,543
7.375% 2/15/15	100,000	111,578
Entertainment Properties Trust
5.75% 8/15/22	100,000	103,878
ERP Operating
4.75% 7/15/20	100,000	112,648
5.125% 3/15/16	100,000	111,609
6.584% 4/13/15	250,000	280,745
HCP
2.70% 2/1/14	60,000	61,093

LVIP SSgA Bond Index Fund–36

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Real Estate Investment Trusts (continued)
HCP (continued)
3.75% 2/1/16	55,000	$58,416
3.75% 2/1/19	100,000	105,672
5.375% 2/1/21	200,000	228,130
Health Care REIT
3.625% 3/15/16	100,000	105,677
5.25% 1/15/22	100,000	111,558
6.125% 4/15/20	135,000	158,350
6.20% 6/1/16	50,000	57,084
Healthcare Realty Trust
5.75% 1/15/21	200,000	225,143
6.50% 1/17/17	100,000	114,443
Hospitality Properties Trust
5.625% 3/15/17	100,000	110,527
7.875% 8/15/14	100,000	106,781
Kilroy Realty 4.80% 7/15/18	100,000	111,534
Kimco Realty 6.875% 10/1/19	150,000	185,543
Liberty Property
4.125% 6/15/22	50,000	52,655
5.50% 12/15/16	100,000	113,673
6.625% 10/1/17	50,000	59,732
Mack-Cali Realty 7.75% 8/15/19	100,000	124,095
National Retail Properties
5.50% 7/15/21	100,000	114,115
Omega Healthcare Investors
6.75% 10/15/22	100,000	109,250
ProLogis
4.50% 8/15/17	100,000	109,164
6.25% 3/15/17	50,000	57,341
6.625% 5/15/18	100,000	120,922
6.875% 3/15/20	11,000	13,335
7.625% 8/15/14	50,000	54,717
Realty Income
5.75% 1/15/21	100,000	117,592
5.875% 3/15/35	50,000	57,669
Regency Centers 4.80% 4/15/21	100,000	110,782
Senior Housing Properties Trust
4.30% 1/15/16	100,000	103,745
Simon Property Group
3.375% 3/15/22	150,000	158,724
4.20% 2/1/15	180,000	190,975
5.25% 12/1/16	200,000	229,021
5.65% 2/1/20	100,000	120,181
6.75% 2/1/40	300,000	408,011
10.35% 4/1/19	200,000	286,352
UDR
4.25% 6/1/18	100,000	109,116
4.625% 1/10/22	100,000	110,173
Ventas Realty
4.00% 4/30/19	200,000	215,279
4.75% 6/1/21	100,000	109,544
Vornado Realty 4.25% 4/1/15	100,000	105,758

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Real Estate Investment Trusts (continued)
Washington Real Estate Investment Trust 3.95% 10/15/22	100,000	$102,385
Weingarten Realty Investors 3.375% 10/15/22	150,000	148,200

		8,671,480

Real Estate Management & Development–0.01%
Jones Lang LaSalle 4.40% 11/15/22	100,000	102,355

		102,355

Road & Rail–0.31%
Burlington Northern Santa Fe
3.05% 3/15/22	150,000	155,103
3.45% 9/15/21	200,000	215,641
4.10% 6/1/21	100,000	111,738
4.40% 3/15/42	100,000	105,395
4.95% 9/15/41	100,000	113,236
5.05% 3/1/41	100,000	113,972
5.65% 5/1/17	150,000	176,739
6.15% 5/1/37	100,000	129,549
7.95% 8/15/30	100,000	140,906
Canadian National Railway
5.55% 3/1/19	200,000	241,743
5.85% 11/15/17	150,000	180,972
6.20% 6/1/36	100,000	137,009
6.25% 8/1/34	100,000	137,689
Canadian Pacific Railway
4.45% 3/15/23	100,000	111,068
7.125% 10/15/31	150,000	197,302
7.25% 5/15/19	65,000	81,237
Con-way 7.25% 1/15/18	100,000	115,961
CSX
3.70% 10/30/20	100,000	108,323
4.10% 3/15/44	100,000	99,145
4.40% 3/1/43	200,000	205,055
6.15% 5/1/37	120,000	152,237
6.22% 4/30/40	100,000	129,545
7.375% 2/1/19	100,000	127,321
Norfolk Southern
#144A 2.903% 2/15/23	121,000	122,058
3.00% 4/1/22	118,000	121,276
3.25% 12/1/21	100,000	104,846
4.837% 10/1/41	111,000	124,349
5.90% 6/15/19	100,000	122,061
6.00% 5/23/11	100,000	122,030
7.70% 5/15/17	240,000	303,229
Ryder System
2.50% 3/1/17	200,000	203,573
3.15% 3/2/15	115,000	118,834
5.85% 11/1/16	100,000	113,361
Union Pacific
4.00% 2/1/21	65,000	72,996

LVIP SSgA Bond Index Fund–37

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Road & Rail (continued)
Union Pacific (continued)
4.163% 7/15/22	190,000	$215,346
4.75% 9/15/41	200,000	225,251
6.125% 2/15/20	200,000	250,831
6.15% 5/1/37	25,000	32,753

		5,539,680

Semiconductors & Semiconductor Equipment–0.13%
Analog Devices
3.00% 4/15/16	100,000	106,140
5.00% 7/1/14	50,000	53,194
Applied Materials 5.85% 6/15/41	100,000	122,482
#Broadcom 144A 2.50% 8/15/22	250,000	247,650
Intel
1.95% 10/1/16	200,000	206,808
2.70% 12/15/22	150,000	150,115
3.30% 10/1/21	254,000	269,845
4.00% 12/15/32	250,000	249,346
4.25% 12/15/42	250,000	251,729
4.80% 10/1/41	172,000	190,071
KLA-Tencor 6.90% 5/1/18	100,000	120,261
National Semiconductor 3.95% 4/15/15	100,000	107,761
Texas Instruments
1.65% 8/3/19	100,000	99,931
2.375% 5/16/16	100,000	104,745

		2,280,078

Software–0.25%
Adobe Systems
3.25% 2/1/15	100,000	104,771
4.75% 2/1/20	85,000	95,278
Autodesk 1.95% 12/15/17	100,000	99,620
BMC Software 4.25% 2/15/22	60,000	61,038
CA 5.375% 12/1/19	100,000	114,051
Intuit 5.75% 3/15/17	100,000	115,464
Microsoft
1.625% 9/25/15	300,000	308,917
2.95% 6/1/14	315,000	326,718
3.50% 11/15/42	150,000	145,683
4.20% 6/1/19	200,000	230,890
4.50% 10/1/40	100,000	111,584
5.20% 6/1/39	200,000	245,686
5.30% 2/8/41	100,000	125,782
Oracle
1.20% 10/15/17	200,000	200,826
2.50% 10/15/22	200,000	202,238
3.75% 7/8/14	200,000	210,052
3.875% 7/15/20	100,000	112,969
5.00% 7/8/19	100,000	120,260
5.25% 1/15/16	200,000	226,483
5.375% 7/15/40	150,000	187,761

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Software (continued)
Oracle (continued)
5.75% 4/15/18	225,000	$274,146
6.125% 7/8/39	150,000	200,933
6.50% 4/15/38	200,000	279,101
Symantec
3.95% 6/15/22	150,000	152,541
4.20% 9/15/20	100,000	105,230

		4,358,022

Specialty Retail–0.20%
Advance Auto Parts 4.50% 1/15/22	100,000	104,590
AutoZone
2.875% 1/15/23	100,000	98,226
4.00% 11/15/20	75,000	81,473
5.75% 1/15/15	200,000	218,963
Gap 5.95% 4/12/21	150,000	171,891
Home Depot
4.40% 4/1/21	100,000	118,147
5.40% 3/1/16	250,000	285,815
5.40% 9/15/40	100,000	125,875
5.875% 12/16/36	350,000	461,617
5.95% 4/1/41	100,000	135,557
Lowe’s
1.625% 4/15/17	150,000	153,653
3.12% 4/15/22	100,000	105,474
4.625% 4/15/20	150,000	176,327
4.65% 4/15/42	100,000	111,801
5.40% 10/15/16	200,000	232,661
5.80% 10/15/36	200,000	248,554
5.80% 4/15/40	20,000	25,555
6.65% 9/15/37	100,000	137,449
O’Reilly Automotive
3.80% 9/1/22	100,000	104,254
4.875% 1/14/21	45,000	49,924
Staples 9.75% 1/15/14	200,000	217,494
TJX
4.20% 8/15/15	50,000	54,358
6.95% 4/15/19	55,000	70,545

		3,490,203

Textiles, Apparel & Luxury Goods–0.01%
VF 6.00% 10/15/33	150,000	189,621

		189,621

Thrift & Mortgage Finance–0.02%
People’s United Financial
3.65% 12/6/22	150,000	151,086
Santander Holdings USA
3.00% 9/24/15	40,000	40,760
4.625% 4/19/16	100,000	104,629

		296,475

LVIP SSgA Bond Index Fund–38

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Tobacco–0.21%
Altria Group
4.125% 9/11/15	100,000	$108,614
4.75% 5/5/21	100,000	113,525
9.70% 11/10/18	119,000	166,790
9.95% 11/10/38	350,000	578,401
10.20% 2/6/39	300,000	503,408
Lorillard Tobacco
2.30% 8/21/17	100,000	101,227
3.50% 8/4/16	45,000	47,659
8.125% 6/23/19	100,000	127,770
8.125% 5/1/40	100,000	130,848
Philip Morris International
2.50% 5/16/16	250,000	263,162
2.90% 11/15/21	250,000	260,516
4.375% 11/15/41	200,000	215,311
4.50% 3/26/20	100,000	116,596
4.50% 3/20/42	100,000	109,129
5.65% 5/16/18	300,000	364,148
6.375% 5/16/38	150,000	204,993
Reynolds American 7.625% 6/1/16	295,000	353,214

		3,765,311

Trading Companies & Distributors–0.01%
GATX 8.75% 5/15/14	100,000	110,077

		110,077

Wireless Telecommunication Services–0.27%
Alltel 7.875% 7/1/32	100,000	157,265
America Movil
2.375% 9/8/16	200,000	208,877
3.125% 7/16/22	200,000	203,790
3.625% 3/30/15	200,000	213,061
4.375% 7/16/42	200,000	208,826
5.00% 3/30/20	200,000	233,694
5.50% 3/1/14	400,000	422,675
6.125% 11/15/37	150,000	196,504
6.375% 3/1/35	25,000	33,154
Cellco Partnership
5.55% 2/1/14	500,000	525,011
8.50% 11/15/18	300,000	413,215
Rogers Communications
6.375% 3/1/14	150,000	159,850
6.80% 8/15/18	150,000	189,974
7.50% 8/15/38	25,000	36,589
Vodafone Group
2.50% 9/26/22	200,000	199,636
4.15% 6/10/14	100,000	104,956
5.00% 9/15/15	300,000	333,023
5.45% 6/10/19	200,000	243,482
5.625% 2/27/17	300,000	352,368

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Wireless Telecommunication Services (continued)
Vodafone Group (continued)
6.15% 2/27/37	200,000	$265,468

		4,701,418

Total Corporate Bonds (Cost $361,600,804)		398,280,860

MUNICIPAL BONDS–0.92%
American Municipal Power, Ohio Taxable Build America Bonds Series B
6.449% 2/15/44	50,000	59,834
7.834% 2/15/41	55,000	77,073
8.084% 2/15/50	100,000	146,983
Bay Area Toll Authority, California Toll Bridge Revenue Taxable Build America Bonds
Series F-2 6.263% 4/1/49	200,000	277,176
Series S1 6.793% 4/1/30	100,000	127,202
Series S1 6.918% 4/1/40	100,000	137,995
Series S1 7.043% 4/1/50	100,000	145,874
California State
3.95% 11/1/15	100,000	108,108
4.85% 10/1/14	100,000	106,360
6.20% 10/1/19	100,000	121,987
California State Taxable Build America Bonds
5.75% 3/1/17	100,000	114,802
6.65% 3/1/22	200,000	250,606
7.30% 10/1/39	100,000	138,670
7.60% 11/1/40	80,000	116,950
7.625% 3/1/40	85,000	122,885
7.95% 3/1/36	100,000	124,369
California State Various Purposes
5.95% 4/1/16	35,000	39,376
7.50% 4/1/34	325,000	452,319
7.55% 4/1/39	300,000	432,840
Central Puget Sound, Washington Regional Transportation Authority Sales & Use Tax Revenue Taxable Build America Bonds
5.491% 11/1/39	50,000	62,373
Chicago, Illinois Board of Education
6.319% 11/1/29	100,000	115,875
Chicago, Illinois Transit Authority Transfer Tax Receipts Revenue
Series A 6.899% 12/1/40	100,000	121,466
Series B 6.899% 12/1/40	40,000	48,586
City & County of Denver, Colorado Taxable Build America Bonds
5.65% 8/1/30	100,000	120,602
Clark County, Nevada Airport Revenue Taxable Build America Bonds
6.881% 7/1/42	50,000	57,030
Series C 6.82% 7/1/45	75,000	107,438

LVIP SSgA Bond Index Fund–39

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

MUNICIPAL BONDS (continued)
Commonwealth of Massachusetts Consolidated Loan
Taxable Build Americia Bonds
5.456% 12/1/39	100,000	$125,788
Commonwealth of Massachusetts Taxable Build America Bonds
4.91% 5/1/29	100,000	117,008
Series E 4.20% 12/1/21	100,000	114,048
Connecticut State Taxable Build America Bonds
Series A 5.85% 3/15/32	100,000	126,988
Series D 5.09% 10/1/30	200,000	229,994
Dallas Area, Texas Rapid Transit
5.999% 12/1/44	200,000	271,160
Dallas, Texas Independent School District Taxable Build America Bonds
Series C 6.45% 2/15/35	100,000	125,828
East Baton Rouge, Louisiana Sewerage Commission
6.087% 2/1/45	100,000	113,075
East Bay Municipal Utility District Taxable Build America Bonds
5.874% 6/1/40	100,000	132,329
Georgia State Taxable Build America Bonds
Series H 4.503% 11/1/25	100,000	116,745
Greater Chicago Metropolitan Water Reclamation District Taxable Build America Bonds
5.72% 12/1/38	150,000	190,419
Illinois State
4.961% 3/1/16	100,000	109,855
5.665% 3/1/18	250,000	285,073
Illinois State Taxable
4.071% 1/1/14	100,000	103,033
4.421% 1/1/15	100,000	106,218
Illinois State Taxable Pension
4.35% 6/1/18	500,000	531,935
4.95% 6/1/23	100,000	105,975
Illinois State Toll Highway Authority Taxable Build America Bonds
Series B 5.851% 12/1/34	100,000	124,483
Los Angeles, California Community College District
6.60% 8/1/42	100,000	136,353
6.75% 8/1/49	100,000	141,204
Los Angeles, California County Public Works Financing Authority
7.488% 8/1/33	100,000	127,650
7.618% 8/1/40	100,000	132,586
Los Angeles, California Department of Airports Taxable Build America Bonds
6.582% 5/15/39	25,000	32,599
Los Angeles, California Department of Water & Power Taxable Build America Bonds
Series C 6.008% 7/1/39	25,000	31,855
Los Angeles, California Unified School District Taxable Build America Bonds
6.758% 7/1/34	315,000	420,774

	Principal Amount°	Value (U.S. $)

MUNICIPAL BONDS (continued)
Massachusetts State Water Pollution Abatement
5.192% 8/1/40	70,000	$82,132
Metropolitan Government of Nashville & Davidson County Convention Center Authority Taxable Build America Bonds
Series B 6.731% 7/1/43	50,000	60,457
Metropolitan Transportation Authority, New York Revenue Taxable Build America Bonds
5.871% 11/15/39	100,000	117,880
6.668% 11/15/39	130,000	169,527
Series E 6.814% 11/15/40	100,000	132,279
Mississippi State Taxable Build America Bonds
Series F 5.245% 11/1/34	100,000	120,107
Municipal Electric Authority, Georgia Taxable Build America Bonds (PLT Vogtle Units 3 & 4 Project)
6.637% 4/1/57	150,000	179,327
7.055% 4/1/57	100,000	113,276
^New Jersey Economic Development Authority
Series B 0.589% 2/15/22 (AGM)	200,000	142,936
New Jersey State Transportation Trust Fund Authority Taxable Build America Bonds
6.561% 12/15/40	100,000	133,943
Series C 5.754% 12/15/28	100,000	120,106
Series C 6.104% 12/15/28	200,000	228,548
New Jersey State Turnpike Authority Revenue Taxable Build America Bonds
Series A 7.102% 1/1/41	350,000	504,816
Series F 7.414% 1/1/40	90,000	132,925
New York City, New York
5.517% 10/1/37	85,000	105,120
Taxable Build America Bonds Series A2 5.206% 10/1/31	100,000	117,749
New York City, New York Municipal Water Finance Authority Taxable Build America Bonds
5.724% 6/15/42	65,000	84,421
5.75% 6/15/41	100,000	129,771
5.79% 6/15/41	200,000	229,088
5.952% 6/15/42	100,000	133,599
6.011% 6/15/42	35,000	47,077
New York City, New York Transitional Finance Authority
5.508% 8/1/37	200,000	248,890
New York City, New York Transitional Finance Authority Taxable Build America Bonds
5.572% 11/1/38	65,000	81,074
New York State Dormitory Authority Taxable Build America Bonds
5.50% 3/15/30	100,000	120,952
5.60% 3/15/40	100,000	127,022
New York State Urban Development Taxable Build America Bonds
5.77% 3/15/39	50,000	61,312

LVIP SSgA Bond Index Fund–40

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

MUNICIPAL BONDS (continued)
New York, New York City Taxable Build America Bonds Series
F-1 6.271% 12/1/37	100,000	$134,005
Ohio State University Taxable Build America Bonds
Series C 4.91% 6/1/40	100,000	118,226
Oregon State Department of Transportation Taxable
Series A Sub-Lien 5.834% 11/15/34	75,000	98,399
Pennsylvania State Public School Building Authority Revenue Qualified School Construction Bond Taxable (Direct Subsidiary)
Series A 5.00% 9/15/27	100,000	116,679
Pennsylvania State Taxable
Series B 2nd 5.35% 5/1/30	100,000	114,921
Pennsylvania State Turnpike Commission Revenue Taxable Build America Bonds
5.561% 12/1/49	200,000	238,626
Series B 5.511% 12/1/45	150,000	178,691
Series B 6.105% 12/1/39	100,000	126,024
Philadelphia Authority for Industrial Development
3.964% 4/15/26	105,000	105,579
Port Authority of New York & New Jersey Taxable (160th)
5.647% 11/1/40	250,000	306,265
Port of Seattle, Washington Taxable
Series B1 7.00% 5/1/36	100,000	118,390
Puerto Rico Commonwealth Government Development Bank Taxable (Senior Notes)
Series A 4.375% 2/1/19	200,000	196,252
Series B 4.704% 5/1/16	200,000	202,652
Rutgers State University of New Jersey/New Brunswick Taxable Build America Bonds
5.665% 5/1/40	155,000	194,716
Salt River, Arizona Project Agricultural Improvement & Power District
4.839% 1/1/41	60,000	71,873
San Antonio, Texas Electric & Gas Taxable Build America Bonds
4.427% 2/1/42	250,000	268,820
5.985% 2/1/39	50,000	65,378
San Diego County, California Regional Transportation Commission
5.911% 4/1/48	100,000	132,286
San Diego County, California Water Authority Financing Agency Revenue Taxable Build America Bonds
Series B 6.138% 5/1/49	100,000	133,197
San Francisco City & County Public Utilities Commission Taxable Build America Bonds
6.00% 11/1/40	100,000	124,992
Series B 6.00% 11/1/40	100,000	124,536
Texas State Transportation Commission 1st Tier
5.178% 4/1/30	200,000	244,850

	Principal Amount°	Value (U.S. $)

MUNICIPAL BONDS (continued)
University of California Taxable
Series AD 4.858% 5/15/11	250,000	$263,855
University of Massachusetts Building Authority Taxable Build America Bonds
5.45% 11/1/40	100,000	123,942
University of Missouri (Curators University) Taxable Build America Bonds
5.792% 11/1/41	100,000	134,654
University of Texas System Revenue Taxable Build America Bonds
Series C 4.794% 8/15/46	90,000	106,739
University of Virginia Revenue Taxable Build America Bonds
6.20% 9/1/39	50,000	70,638
Utah State Taxable Build America Bonds
Series B 3.539% 7/1/25	100,000	107,476
Series D 4.554% 7/1/24	60,000	70,414
Virginia Commonwealth Transportation Board Taxable Build America Bonds
5.35% 5/15/35	100,000	121,590
Washington State Convention Center Public Facilities District
6.79% 7/1/40	50,000	61,545
Washington State Taxable Build America Bonds
Series D 5.481% 8/1/39	50,000	63,025
Series F 5.09% 8/1/33	100,000	118,868

Total Municipal Bonds (Cost $13,379,629)		16,170,191

NON-AGENCY ASSET-BACKED SECURITIES–0.31%
Ally Auto Receivables Trust
Series 2010-4 A4 1.35% 12/15/15	35,000	35,389
Series 2012-4 A3 0.59% 1/17/17	1,000,000	999,226
CenterPoint Energy Transition Bond
Series 2009-1 A2 3.46% 8/15/19	100,000	110,126
Citibank Credit Card Issuance Trust
Series 2004-A8 A8 4.90% 12/12/16	25,000	27,140
Series 2005-A2 A2 4.85% 3/10/17	800,000	874,360
Series 2005-A9 A9 5.10% 11/20/17	200,000	225,683
Series 2006-A3 A3 5.30% 3/15/18	250,000	286,874
Series 2007-A3 A3 6.15% 6/15/39	750,000	995,463
Series 2008-A1 A1 5.35% 2/7/20	150,000	181,035
Series 2009-A4 A4 4.90% 6/23/16	200,000	213,150
Discover Card Master Trust Series
2007-A1 A1 5.65% 3/16/20	750,000	907,585
Ford Credit Auto Owner Trust Series
2011-A A4 1.65% 5/15/16	275,000	279,358
Hyundai Auto Receivables Trust Series
2012-B A4 0.81% 3/15/18	250,000	251,077

Total Non-Agency Asset-Backed Securities (Cost $5,251,688)		5,386,466

LVIP SSgA Bond Index Fund–41

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

rREGIONAL BONDS–0.43%
Canada–0.43%
British Columbia Province
1.20% 4/25/17	200,000	$203,805
2.00% 10/23/22	150,000	148,142
2.10% 5/18/16	200,000	210,332
2.85% 6/15/15	100,000	105,833
6.50% 1/15/26	100,000	141,649
7.25% 9/1/36	100,000	161,354
Manitoba Province
1.30% 4/3/17	250,000	255,714
1.375% 4/28/14	100,000	101,389
2.10% 9/6/22	63,000	62,776
4.90% 12/6/16	150,000	174,293
New Brunswick Province
2.75% 6/15/18	200,000	215,746
Nova Scotia Province
2.375% 7/21/15	200,000	209,350
5.125% 1/26/17	50,000	58,445
Ontario Province
0.95% 5/26/15	500,000	506,726
1.375% 1/27/14	300,000	303,342
1.875% 9/15/15	200,000	207,116
2.30% 5/10/16	300,000	315,856
2.45% 6/29/22	150,000	152,284
2.70% 6/16/15	300,000	316,026
2.95% 2/5/15	200,000	210,317
3.00% 7/16/18	200,000	218,300
3.15% 12/15/17	250,000	274,611
4.00% 10/7/19	200,000	229,926
4.10% 6/16/14	1,000,000	1,054,352
4.40% 4/14/20	200,000	235,904
Quebec Province
3.50% 7/29/20	300,000	333,769
4.625% 5/14/18	200,000	235,104
4.875% 5/5/14	100,000	106,075
5.00% 3/1/16	300,000	340,723
7.50% 9/15/29	175,000	266,697
Saskatchewan Province
8.50% 7/15/22	100,000	150,928

		7,506,884

Italy–0.00%
Region of Lombardy
5.804% 10/25/32	100,000	89,246

		89,246

Total Regional Bonds (Cost $7,156,700)		7,596,130

rSOVEREIGN BONDS–1.38%
Brazil–0.27%
Republic of Brazil
4.875% 1/22/21	600,000	726,000

	Principal Amount°	Value (U.S. $)

rSOVEREIGN BONDS (continued)
Brazil (continued)
Republic of Brazil (continued)
5.625% 1/7/41	125,000	$164,375
6.00% 1/17/17	500,000	591,250
7.125% 1/20/37	600,000	921,000
8.00% 1/15/18	122,222	142,236
8.25% 1/20/34	150,000	253,125
8.75% 2/4/25	500,000	815,000
8.875% 10/14/19	200,000	290,250
8.875% 4/15/24	100,000	161,500
10.125% 5/15/27	125,000	229,375
10.50% 7/14/14	100,000	114,700
11.00% 8/17/40	300,000	376,125

		4,784,936

Canada–0.08%
Canada Government
0.875% 2/14/17	500,000	504,559
2.375% 9/10/14	300,000	310,776
Export Development Canada
1.50% 5/15/14	300,000	305,117
2.25% 5/28/15	300,000	313,474

		1,433,926

Chile–0.02%
Chile Government International Bond
2.25% 10/30/22	100,000	99,500
3.875% 8/5/20	250,000	283,125

		382,625

Colombia–0.11%
Republic of Colombia
6.125% 1/18/41	200,000	275,600
7.375% 3/18/19	700,000	923,650
7.375% 9/18/37	200,000	312,100
8.125% 5/21/24	250,000	377,500

		1,888,850

Israel–0.05%
Israel Government
4.00% 6/30/22	150,000	163,637
5.125% 3/1/14	100,000	104,730
5.125% 3/26/19	175,000	204,809
5.50% 11/9/16	100,000	115,352
Israel Government AID Bond
5.50% 4/26/24	200,000	265,283

		853,811

Italy–0.11%
Republic of Italy
3.125% 1/26/15	300,000	304,826
4.50% 1/21/15	400,000	418,289
4.75% 1/25/16	200,000	209,669

LVIP SSgA Bond Index Fund–42

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

rSOVEREIGN BONDS (continued)
Italy (continued)
Republic of Italy (continued)
5.25% 9/20/16	200,000	$212,806
5.375% 6/12/17	200,000	214,252
5.375% 6/15/33	200,000	201,888
6.875% 9/27/23	350,000	411,724

		1,973,454

Japan–0.10%
Development Bank of Japan
5.125% 2/1/17	200,000	233,207
Japan Bank for International Cooperation
1.125% 7/19/17	250,000	252,071
2.25% 7/13/16	200,000	210,704
2.50% 1/21/16	200,000	210,964
2.50% 5/18/16	200,000	212,029
2.875% 2/2/15	300,000	315,277
Japan Finance Organization for Municipalities
4.00% 1/13/21	100,000	115,646
5.00% 5/16/17	200,000	234,040

		1,783,938

Mexico–0.25%
Mexico Government International Bond
3.625% 3/15/22	868,000	951,545
4.75% 3/8/44	1,000,000	1,132,500
5.625% 1/15/17	250,000	291,250
5.75% 10/12/10	250,000	302,500
6.05% 1/11/40	475,000	639,350
6.625% 3/3/15	1,000,000	1,117,500

		4,434,645

Panama–0.07%
Panama Government International Bond
5.20% 1/30/20	300,000	359,850
6.70% 1/26/36	200,000	285,000
7.125% 1/29/26	100,000	142,250
8.875% 9/30/27	100,000	163,250
9.375% 4/1/29	100,000	171,500

		1,121,850

Peru–0.07%
Republic of Peru
5.625% 11/18/50	100,000	130,150
6.55% 3/14/37	150,000	217,500
7.125% 3/30/19	225,000	295,650
7.35% 7/21/25	100,000	145,400
8.375% 5/3/16	100,000	123,550
8.75% 11/21/33	200,000	348,500

		1,260,750

Poland–0.09%
Republic of Poland
5.125% 4/21/21	700,000	831,950

	Principal Amount°	Value (U.S. $)

rSOVEREIGN BONDS (continued)
Poland (continued)
Republic of Poland (continued)
5.25% 1/15/14	400,000	$420,400
6.375% 7/15/19	280,000	350,132

		1,602,482

Republic of Korea–0.06%
Korea Finance
2.25% 8/7/17	250,000	253,728
3.25% 9/20/16	100,000	105,442
Republic of Korea
4.875% 9/22/14	50,000	53,489
5.125% 12/7/16	100,000	115,448
5.75% 4/16/14	200,000	212,487
7.125% 4/16/19	200,000	260,124

		1,000,718

South Africa–0.07%
South Africa Government International Bond
4.665% 1/17/24	250,000	283,750
5.875% 5/30/22	100,000	124,361
6.25% 3/8/41	100,000	133,250
6.875% 5/27/19	500,000	629,500

		1,170,861

Sweden–0.03%
Svensk Exportkredit
1.75% 10/20/15	55,000	56,497
3.25% 9/16/14	200,000	209,387
5.125% 3/1/17	250,000	290,677

		556,561

Total Sovereign Bonds (Cost $21,763,947)		24,249,407

SUPRANATIONAL BANKS–1.35%
African Development Bank
1.25% 9/2/16	350,000	358,616
2.50% 3/15/16	100,000	106,262
3.00% 5/27/14	100,000	103,756
Andina de Fomento
3.75% 1/15/16	200,000	212,061
4.375% 6/15/22	100,000	108,776
8.125% 6/4/19	140,000	180,927
Asian Development Bank
0.875% 6/10/14	105,000	105,858
1.125% 3/15/17	500,000	509,602
1.75% 3/21/19	350,000	362,702
2.50% 3/15/16	250,000	266,132
2.625% 2/9/15	400,000	418,855
2.75% 5/21/14	250,000	258,468
4.25% 10/20/14	100,000	107,029
5.50% 6/27/16	200,000	234,015
5.593% 7/16/18	200,000	245,840

LVIP SSgA Bond Index Fund–43

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

SUPRANATIONAL BANKS (continued)
Council of Europe Development Bank
1.25% 9/22/16	200,000	$203,204
1.50% 1/15/15	200,000	204,242
1.50% 2/22/17	100,000	102,383
1.50% 6/19/17	100,000	102,300
2.75% 2/10/15	100,000	104,714
European Bank for Reconstruction & Development
1.00% 2/16/17	250,000	253,076
2.50% 3/15/16	500,000	528,177
2.75% 4/20/15	200,000	210,806
European Investment Bank
0.875% 12/15/14	500,000	504,748
1.125% 8/15/14	500,000	505,709
1.25% 2/14/14	700,000	706,923
1.375% 10/20/15	500,000	511,551
1.50% 5/15/14	600,000	609,273
1.625% 9/1/15	100,000	102,948
1.625% 6/15/17	1,000,000	1,033,309
2.125% 7/15/16	200,000	209,979
2.25% 3/15/16	1,500,000	1,575,770
2.375% 3/14/14	200,000	204,787
2.75% 3/23/15	1,000,000	1,049,322
2.875% 9/15/20	200,000	216,644
3.00% 4/8/14	200,000	206,562
3.125% 6/4/14	500,000	519,162
4.00% 2/16/21	400,000	465,792
4.875% 2/16/16	300,000	339,069
4.875% 1/17/17	400,000	464,753
4.875% 2/15/36	100,000	119,037
5.125% 5/30/17	500,000	591,345
FMS Wertmanagement AoeR
1.00% 11/21/17	250,000	249,972
Inter-American Development Bank
1.125% 3/15/17	250,000	254,607
1.75% 8/24/18	500,000	520,549
3.00% 4/22/14	400,000	414,607
3.20% 8/7/42	100,000	99,410
3.875% 2/14/20	200,000	235,056
3.875% 10/28/41	100,000	109,589
4.25% 9/14/15	375,000	413,889
5.125% 9/13/16	500,000	582,612
International Bank for Reconstruction & Development
0.875% 4/17/17	449,000	454,897
1.00% 9/15/16	750,000	762,270
1.125% 8/25/14	500,000	507,272
2.125% 3/15/16	500,000	526,605
2.375% 5/26/15	300,000	314,707
4.75% 2/15/35	50,000	63,788
5.00% 4/1/16	300,000	343,532
7.625% 1/19/23	100,000	150,670
International Finance
1.00% 4/24/17	250,000	252,892

	Principal Amount°	Value (U.S. $)

SUPRANATIONAL BANKS (continued)
International Finance (continued)
1.125% 11/23/16	300,000	$305,404
2.125% 11/17/17	200,000	212,266
2.25% 4/11/16	300,000	317,523
2.75% 4/20/15	150,000	158,342
3.00% 4/22/14	405,000	419,363
Nordic Investment Bank
1.00% 3/7/17	350,000	354,738
2.50% 7/15/15	200,000	210,550
2.625% 10/6/14	100,000	104,095
North American Development Bank
4.375% 2/11/20	100,000	112,745

Total Supranational Banks (Cost $22,712,389)		23,676,434

U.S. TREASURY OBLIGATIONS–36.14%
U.S. Treasury Bonds
2.75% 11/15/42	250,000	240,899
3.00% 5/15/42	2,850,000	2,903,882
3.125% 11/15/41	4,000,000	4,187,500
3.125% 2/15/42	3,050,000	3,189,632
3.50% 2/15/39	2,650,000	2,996,156
3.75% 8/15/41	3,850,000	4,525,556
3.875% 8/15/40	5,750,000	6,911,678
4.25% 5/15/39	2,350,000	2,998,454
4.25% 11/15/40	4,000,000	5,108,124
4.375% 2/15/38	2,000,000	2,595,312
4.375% 11/15/39	4,000,000	5,204,376
4.375% 5/15/40	2,500,000	3,254,688
4.375% 5/15/41	2,750,000	3,583,165
4.50% 5/15/38	950,000	1,255,929
4.50% 8/15/39	3,350,000	4,439,799
4.625% 2/15/40	4,100,000	5,540,125
4.75% 2/15/37	700,000	955,172
4.75% 2/15/41	3,750,000	5,170,313
5.00% 5/15/37	600,000	846,656
5.25% 11/15/28	500,000	690,860
5.25% 2/15/29	1,200,000	1,662,000
5.50% 8/15/28	500,000	706,719
6.00% 2/15/26	750,000	1,085,391
6.125% 11/15/27	800,000	1,188,625
6.125% 8/15/29	300,000	454,641
6.25% 8/15/23	600,000	860,344
6.375% 8/15/27	1,250,000	1,894,141
6.625% 2/15/27	750,000	1,153,829
6.75% 8/15/26	500,000	772,578
6.875% 8/15/25	1,000,000	1,540,313
7.125% 2/15/23	500,000	753,985
7.50% 11/15/24	500,000	796,328
7.625% 2/15/25	500,000	806,328
U.S. Treasury Notes
0.125% 7/31/14	5,000,000	4,992,385

LVIP SSgA Bond Index Fund–44

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Notes (continued)
0.125% 12/31/14	10,000,000	$9,976,560
0.25% 2/28/14	6,000,000	6,004,218
0.25% 3/31/14	2,000,000	2,001,250
0.25% 4/30/14	5,000,000	5,002,930
0.25% 5/31/14	5,000,000	5,003,125
0.25% 6/30/14	2,000,000	2,001,094
0.25% 9/15/14	3,000,000	3,001,173
0.25% 9/30/14	4,000,000	4,001,564
0.25% 10/31/14	5,000,000	5,001,955
0.25% 11/30/14	5,000,000	5,000,980
0.25% 12/15/14	3,000,000	3,000,468
0.25% 1/15/15	3,500,000	3,499,454
0.25% 2/15/15	3,000,000	2,999,064
0.25% 10/15/15	3,500,000	3,492,619
0.375% 11/15/14	2,000,000	2,005,000
0.375% 3/15/15	3,000,000	3,006,564
0.50% 8/15/14	8,000,000	8,036,248
0.50% 10/15/14	12,000,000	12,056,256
0.50% 7/31/17	9,000,000	8,947,269
0.625% 7/15/14	7,000,000	7,044,023
0.625% 5/31/17	2,350,000	2,354,040
0.625% 8/31/17	7,000,000	6,994,533
0.625% 9/30/17	2,500,000	2,495,900
0.625% 11/30/17	2,250,000	2,242,793
0.75% 6/15/14	3,500,000	3,527,755
0.75% 12/31/17	4,000,000	4,007,188
0.875% 11/30/16	5,000,000	5,071,485
0.875% 12/31/16	3,500,000	3,548,671
0.875% 1/31/17	5,000,000	5,067,190
0.875% 2/28/17	3,500,000	3,546,484
0.875% 4/30/17	6,000,000	6,074,532
0.875% 7/31/19	500,000	493,907
1.00% 5/15/14	2,000,000	2,021,720
1.00% 9/30/16	6,000,000	6,115,314
1.00% 10/31/16	5,250,000	5,350,900
1.25% 2/15/14	2,000,000	2,023,516
1.25% 3/15/14	3,000,000	3,037,734
1.25% 4/15/14	5,000,000	5,066,800
1.25% 8/31/15	2,000,000	2,048,906
1.25% 9/30/15	3,000,000	3,075,468
1.25% 10/31/15	2,000,000	2,051,094
1.25% 1/31/19	250,000	254,570
1.375% 9/30/18	2,000,000	2,056,250
1.375% 11/30/18	3,000,000	3,080,157
1.375% 12/31/18	3,500,000	3,591,602
1.375% 2/28/19	2,000,000	2,049,844
1.50% 6/30/16	3,000,000	3,110,157
1.50% 7/31/16	5,000,000	5,185,155
1.50% 8/31/18	3,000,000	3,106,641
1.625% 8/15/22	3,500,000	3,477,579
1.625% 11/15/22	2,500,000	2,473,048
1.75% 3/31/14	2,000,000	2,038,360

	Principal Amount°	Value (U.S. $)

U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Notes (continued)
1.75% 7/31/15	6,500,000	$6,738,674
1.75% 5/31/16	5,000,000	5,223,830
1.75% 10/31/18	2,000,000	2,097,812
1.75% 5/15/22	7,000,000	7,061,796
1.875% 2/28/14	3,500,000	3,567,949
1.875% 4/30/14	7,800,000	7,972,154
1.875% 6/30/15	2,000,000	2,077,812
1.875% 8/31/17	3,000,000	3,168,984
1.875% 9/30/17	2,000,000	2,112,188
1.875% 10/31/17	2,000,000	2,112,970
2.00% 1/31/16	4,500,000	4,723,245
2.00% 4/30/16	3,500,000	3,682,931
2.00% 11/15/21	4,700,000	4,878,821
2.00% 2/15/22	8,000,000	8,274,376
2.125% 11/30/14	8,000,000	8,285,000
2.125% 5/31/15	5,000,000	5,217,580
2.125% 2/29/16	4,000,000	4,218,440
2.125% 8/15/21	7,500,000	7,885,545
2.25% 5/31/14	2,000,000	2,057,188
2.25% 1/31/15	4,500,000	4,684,923
2.25% 3/31/16	3,000,000	3,179,298
2.25% 11/30/17	2,500,000	2,688,673
2.25% 7/31/18	3,000,000	3,231,798
2.375% 8/31/14	3,700,000	3,831,524
2.375% 9/30/14	3,000,000	3,111,798
2.375% 10/31/14	16,300,000	16,930,354
2.375% 2/28/15	5,000,000	5,225,780
2.375% 3/31/16	2,000,000	2,126,562
2.375% 7/31/17	2,000,000	2,157,032
2.375% 5/31/18	3,000,000	3,250,782
2.375% 6/30/18	3,000,000	3,251,718
2.50% 3/31/15	5,250,000	5,511,681
2.50% 4/30/15	2,000,000	2,102,188
2.50% 6/30/17	1,900,000	2,058,680
2.625% 6/30/14	3,000,000	3,107,580
2.625% 7/31/14	5,400,000	5,603,980
2.625% 12/31/14	4,000,000	4,189,376
2.625% 2/29/16	2,000,000	2,140,470
2.625% 4/30/16	1,000,000	1,072,656
2.625% 1/31/18	2,000,000	2,189,062
2.625% 4/30/18	2,000,000	2,192,188
2.625% 8/15/20	6,000,000	6,589,686
2.625% 11/15/20	6,500,000	7,134,764
2.75% 11/30/16	2,500,000	2,716,015
2.75% 5/31/17	3,000,000	3,280,314
2.75% 12/31/17	2,000,000	2,200,938
2.75% 2/28/18	1,500,000	1,652,579
2.75% 2/15/19	5,000,000	5,537,110
2.875% 3/31/18	3,000,000	3,326,250
3.00% 8/31/16	2,000,000	2,182,812
3.00% 9/30/16	2,000,000	2,186,094
3.00% 2/28/17	2,000,000	2,200,312

LVIP SSgA Bond Index Fund–45

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Notes (continued)
3.125% 10/31/16	2,500,000	$2,748,243
3.125% 1/31/17	3,500,000	3,864,494
3.125% 4/30/17	2,500,000	2,770,703
3.125% 5/15/19	4,000,000	4,530,624
3.125% 5/15/21	3,500,000	3,969,494
3.25% 5/31/16	1,700,000	1,861,765
3.25% 6/30/16	1,500,000	1,645,665
3.25% 7/31/16	1,850,000	2,033,267
3.25% 12/31/16	2,500,000	2,769,140
3.25% 3/31/17	2,500,000	2,780,470
3.375% 11/15/19	4,500,000	5,174,649
3.50% 2/15/18	1,600,000	1,822,125
3.50% 5/15/20	4,000,000	4,644,688
3.625% 8/15/19	5,500,000	6,405,355
3.625% 2/15/20	6,000,000	7,011,564
3.625% 2/15/21	6,500,000	7,630,903
3.75% 11/15/18	3,630,000	4,227,534
3.875% 5/15/18	350,000	406,793
4.00% 2/15/14	2,250,000	2,345,713
4.00% 2/15/15	3,500,000	3,775,079
4.00% 8/15/18	2,550,000	2,996,648
4.125% 5/15/15	6,250,000	6,812,988
4.25% 8/15/14	1,200,000	1,277,906
4.25% 11/15/14	2,000,000	2,148,828
4.25% 8/15/15	2,500,000	2,754,883
4.25% 11/15/17	1,750,000	2,049,415
4.50% 11/15/15	2,000,000	2,236,562
4.50% 2/15/16	3,000,000	3,381,798
4.50% 5/15/17	1,350,000	1,576,863
4.625% 11/15/16	1,600,000	1,851,750
4.625% 2/15/17	1,700,000	1,981,828
4.75% 5/15/14	2,000,000	2,123,750
4.75% 8/15/17	2,500,000	2,968,555
4.875% 8/15/16	1,000,000	1,157,656

	Principal Amount°	Value (U.S. $)

U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Notes (continued)
5.125% 5/15/16	1,500,000	$1,734,609
7.25% 5/15/16	1,000,000	1,227,813
7.25% 8/15/22	500,000	752,774
7.50% 11/15/16	800,000	1,014,000
7.625% 11/15/22	500,000	773,985
7.875% 2/15/21	750,000	1,128,867
8.00% 11/15/21	1,700,000	2,625,305
8.125% 8/15/19	500,000	727,852
8.125% 5/15/21	500,000	767,422
8.125% 8/15/21	700,000	1,081,774
8.50% 2/15/20	150,000	225,820
8.75% 5/15/17	1,000,000	1,352,344
8.75% 5/15/20	900,000	1,382,274
8.75% 8/15/20	800,000	1,238,625
8.875% 8/15/17	750,000	1,031,602
8.875% 2/15/19	750,000	1,105,781
9.125% 5/15/18	250,000	359,883
9.25% 2/15/16	200,000	254,922
9.875% 11/15/15	500,000	635,508
10.625% 8/15/15	500,000	633,985
11.25% 2/15/15	750,000	923,555

Total U.S. Treasury Obligations (Cost $599,879,966)		635,905,660

	Number of Shares
MONEY MARKET MUTUAL FUND–2.14%
Dreyfus Treasury & Agency Cash Management Fund	37,698,824	37,698,824

Total Money Market Mutual Fund (Cost $37,698,824)		37,698,824

TOTAL VALUE OF SECURITIES–101.43% (Cost $1,677,650,710)	1,784,753,861
«LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(1.43%)	(25,185,251)

NET ASSETS APPLICABLE TO 152,047,295 SHARES OUTSTANDING–100.00%	$1,759,568,610

NET ASSET VALUE–LVIP SSGA BOND INDEX FUND STANDARD CLASS ($721,969,595 / 62,395,112 Shares)	$11.571

NET ASSET VALUE–LVIP SSGA BOND INDEX FUND SERVICE CLASS ($1,037,599,015 / 89,652,183 Shares)	$11.574

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2012:
Shares of beneficial interest (unlimited authorization–no par)	$1,645,382,480
Accumulated net realized gain on investments.	7,082,979
Net unrealized appreciation of investments.	107,103,151

Total net assets	$1,759,568,610

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2012, the aggregate value of Rule 144A securities was $8,105,317, which represents 0.46% of the Fund’s net assets. See Note 7 in “Notes to Financial Statements.”

r	Securities have been classified by country of origin.

LVIP SSgA Bond Index Fund–46

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

•	Variable rate security. The rate shown is the rate as of December 31, 2012. Interest rates reset periodically.

«	Of this amount, $72,384,520 represents payable for securities purchased and $812,773 represents payable for fund shares redeemed as of December 31, 2012.

^	Zero coupon security. The rate shown is the yield at the time of purchase.

¿	PassThrough Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

°	Principal amount shown is stated in U.S. Dollars unless noted that the security is denominated in another currency.

Summary of Abbreviations:

ARM–Adjustable Rate Mortgage

AGM–Insured by Assured Guaranty Municipal Corporation

GNMA–Government National Mortgage Association

NCUA–National Credit Union Administration

REIT–Real Estate Investment Trust

S.F.–Single Family

TBA–To Be Announced

yr–year

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Bond Index Fund–47

LVIP SSgA Bond Index Fund

Statement of Operations

Year Ended December 31, 2012

LVIP SSgA Bond Index Fund

Statements of Changes in Net Assets

INVESTMENT INCOME:
Interest	$46,328,246
EXPENSES:
Management fees	7,305,654
Distribution fees-Service Class	2,553,486
Accounting and administration expenses	786,752
Pricing fees	484,625
Reports and statements to shareholders	113,713
Professional fees.	69,418
Trustees’ fees	43,747
Custodian fees	28,579
Other	46,540

11,432,514

Less expenses waived/reimbursed	(1,941,696)

Total operating expenses	9,490,818

NET INVESTMENT INCOME	36,837,428

NET REALIZED AND UNREALIZED GAIN:
Net realized gain on investments	15,316,222
Net change in unrealized appreciation (depreciation) of investments	14,990,410

NET REALIZED AND UNREALIZED GAIN	30,306,632

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$67,144,060

See accompanying notes, which are an integral part of the financial statements.

	Year Ended
	12/31/12	12/31/11

INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$36,837,428	$36,478,705
Net realized gain	15,316,222	4,496,084
Net change in unrealized appreciation (depreciation)	14,990,410	64,845,174

Net increase in net assets resulting from operations	67,144,060	105,819,963

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(21,925,749)	(19,078,936)
Service Class	(22,740,216)	(28,276,556)
Net realized gain:
Standard Class	(104,647)	(70,668)
Service Class	(122,001)	(132,579)

	(44,892,613)	(47,558,739)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	360,116,593	438,867,815
Service Class	167,103,178	168,576,405
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	22,030,396	19,149,604
Service Class	22,862,217	28,409,135

	572,112,384	655,002,959

Cost of shares repurchased:
Standard Class	(334,400,430)	(94,852,165)
Service Class	(153,472,335)	(232,049,239)

	(487,872,765)	(326,901,404)

Increase in net assets derived from capital share transactions .	84,239,619	328,101,555

NET INCREASE IN NET ASSETS	106,491,066	386,362,779
NET ASSETS:
Beginning of year	1,653,077,544	1,266,714,765

End of year	$1,759,568,610	$1,653,077,544

Undistributed net investment income	$—	$251,690

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Bond Index Fund–48

LVIP SSgA Bond Index Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Bond Index Fund Standard Class
	Year Ended
	12/31/12	12/31/11	12/31/10	12/31/09	5/1/08[1] to 12/31/08
Net asset value, beginning of period	$11.420	$10.975	$10.555	$10.268	$10.000

Income from investment operations:
Net investment income[2]	0.251	0.299	0.309	0.349	0.239
Net realized and unrealized gain	0.189	0.510	0.322	0.115	0.092

Total from investment operations.	0.440	0.809	0.631	0.464	0.331

Less dividends and distributions from:
Net investment income	(0.288)	(0.362)	(0.211)	(0.177)	(0.063)
Net realized gain	(0.001)	(0.002)	—	—	—

Total dividends and distributions	(0.289)	(0.364)	(0.211)	(0.177)	(0.063)

Net asset value, end of period	$11.571	$11.420	$10.975	$10.555	$10.268

Total return[3]	3.86%	7.40%	5.97%	4.53%	3.30%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$721,970	$665,296	$286,221	$150,863	$31,057
Ratio of expenses to average net assets	0.38%	0.39%	0.40%	0.41%	0.43%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.49%	0.49%	0.49%	0.48%	0.53%
Ratio of net investment income to average net assets	2.16%	2.63%	2.80%	3.31%	3.60%
Ratio of net investment income to average net assets prior to expenses waived/ reimbursed	2.05%	2.53%	2.71%	3.24%	3.50%
Portfolio turnover	70%	79%	129%	172%	218%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Bond Index Fund–49

LVIP SSgA Bond Index Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Bond Index Fund Service Class
	Year Ended
	12/31/12	12/31/11	12/31/10	12/31/09	5/1/08[1] to 12/31/08
Net asset value, beginning of period	$11.423	$10.979	$10.559	$10.271	$10.000

Income from investment operations:
Net investment income[2]	0.222	0.269	0.281	0.323	0.223
Net realized and unrealized gain	0.189	0.512	0.321	0.114	0.091

Total from investment operations	0.411	0.781	0.602	0.437	0.314

Less dividends and distributions from:
Net investment income	(0.259)	(0.335)	(0.182)	(0.149)	(0.043)
Net realized gain	(0.001)	(0.002)	—	—	—

Total dividends and distributions	(0.260)	(0.337)	(0.182)	(0.149)	(0.043)

Net asset value, end of period	$11.574	$11.423	$10.979	$10.559	$10.271

Total return[3]	3.60%	7.13%	5.71%	4.26%	3.14%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,037,599	$987,782	$980,494	$506,534	$151,224
Ratio of expenses to average net assets	0.63%	0.64%	0.65%	0.66%	0.68%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.74%	0.74%	0.74%	0.73%	0.78%
Ratio of net investment income to average net assets	1.91%	2.38%	2.55%	3.06%	3.35%
Ratio of net investment income to average net assets prior to expenses waived/ reimbursed.	1.80%	2.28%	2.46%	2.99%	3.25%
Portfolio turnover	70%	79%	129%	172%	218%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Bond Index Fund–50

LVIP SSgA Bond Index Fund

Notes to Financial Statements

December 31, 2012

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 66 series (Series). These financial statements and the related notes pertain to the LVIP SSgA Bond Index Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies), and to unaffiliated companies. The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek to match as closely as practicable, before fees and expenses, the performance of the Barclays Capital U.S. Aggregate Index.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Other debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Short-term debt securities having less than 60 days to maturity are valued using the evaluated mean. Open-end investment companies are valued at their published net asset value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2009–December 31, 2012), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

To Be Announced Trades–The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g., “when issued”, “delayed delivery”, “forward commitment”, or “TBA transactions”) consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums on non-convertible debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns

LVIP SSgA Bond Index Fund –51

LVIP SSgA Bond Index Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

of asset- and mortgage-backed securities are classified as interest income. The Fund declares and pays dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2012.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (LIAC) is a registered investment advisor and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.40% of the Fund’s average daily net assets. LIAC has contractually agreed to waive a portion of its advisory fee as follows: 0.07% of the first $500 million of average daily net asset of the Fund; and 0.12% of the average daily net assets of the Fund in excess of $500 million. The agreement will continue at least through April 30, 2013 and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

SSgA Funds Management, Inc. (Sub-Advisor) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Advisor a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund paid Lincoln Life a fee at an annual rate of 0.008% of the average daily net assets of the Fund and reimbursed Lincoln Life for the cost of internal legal services. For the year ended December 31, 2012, fees for these administrative and legal services amounted to $146,113 and $17,156, respectively. Beginning January 1, 2013, the Trust will reimburse Lincoln Life for the cost of administrative and internal legal services.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2012, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$452,656
Distribution fees payable to LFD	219,547

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The Fund pays the compensation of unaffiliated trustees.

3. Investments

For the year ended December 31, 2012, the Fund made purchases of $1,042,517,310 and sales of $1,009,747,598 of investment securities other than long-term U.S. government securities and short-term investments. For the year ended December 31, 2012, the Fund made purchases of $310,483,732 and sales of $247,483,626 of long-term U.S. government securities.

At December 31, 2012, the cost of investments for federal income tax purposes was $1,677,829,720. At December 31, 2012, net unrealized appreciation was $106,924,141, of which $107,815,054 related to unrealized appreciation of investments and $890,913 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

LVIP SSgA Bond Index Fund –52

LVIP SSgA Bond Index Fund

Notes to Financial Statements (continued)

3. Investments (continued)

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2012:

	Level 1	Level 2	Total
Agency, Asset- & Mortgage-Backed Securities	$—	$641,176,355	$641,176,355
Corporate Debt	—	398,280,860	398,280,860
Foreign Debt	—	55,521,971	55,521,971
Municipal Bonds	—	16,170,191	16,170,191
U.S.Treasury Obligations	—	635,905,660	635,905,660
Money Market Mutual Fund	37,698,824	—	37,698,824

Total	$37,698,824	$1,747,055,037	$1,784,753,861

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2012, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2012 and 2011 was as follows:

	Year Ended 12/31/12	Year Ended 12/31/11
Ordinary income	$44,665,965	$47,385,594
Long-term capital gains	226,648	173,145

Total	$44,892,613	$47,558,739

5. Components of Net Assets on a Tax Basis

As of December 31, 2012, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$1,645,382,480
Undistributed ordinary income	747,716
Undistributed long-term capital gains	6,514,273
Unrealized appreciation	106,924,141

Net assets	$1,759,568,610

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of paydowns gain (loss) on asset- and mortgage-backed securities. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2012, the Fund recorded the following reclassifications:

Distributions in Excess of Net Investment Income	Accumulated Net Realized Gain
$7,576,847	$(7,576,847)

LVIP SSgA Bond Index Fund –53

LVIP SSgA Bond Index Fund

Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/12	Year Ended 12/31/11
Shares sold:
Standard Class	31,019,421	38,784,765
Service Class	14,375,760	15,075,478
Shares issued upon reinvestment of dividends and distributions:
Standard Class	1,898,375	1,684,711
Service Class	1,969,389	2,496,677

	49,262,945	58,041,631

Shares repurchased:
Standard Class	(28,777,554)	(8,293,660)
Service Class	(13,163,326)	(20,404,646)

	(41,940,880)	(28,698,306)

Net increase	7,322,065	29,343,325

7. Credit and Market Risk

The Fund invests a portion of its assets in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s and/or Ba or lower by Moody’s Investors Service, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be illiquid, are not subject to the Fund’s limit on investments in illiquid securities. As of December 31, 2012, no securities have been determined to be illiquid. Rule 144A securities have been identified on the Statement of Net Assets.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

9. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP SSgA Bond Index Fund –54

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP SSgA Bond Index Fund

We have audited the accompanying statement of net assets of the LVIP SSgA Bond Index Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period May 1, 2008 (commencement of operations) to December 31, 2008. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP SSgA Bond Index Fund of the Lincoln Variable Insurance Products Trust at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period May 1, 2008 (commencement of operations) to December 31, 2008, in conformity with U.S. generally accepted accounting principles.

February 18, 2013

Philadelphia, Pennsylvania

LVIP SSgA Bond Index Fund –55

LVIP SSgA Bond Index

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2012, the Fund designates distributions paid during the year as follows:

(A) Long-Term Capital Gain Distribution (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
0.50%	99.50%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Sub-Advisory Agreements

On August 29 and September 10, 2012, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “LVIP Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the LVIP Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal or approval of the sub-advisory agreement with various sub-advisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the LVIP Trust (each a “Fund”).

The trustees who are not “interested persons” of the LVIP Trust (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and the sub-advisers prior to the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also received information about the Funds throughout the year in connection with the regular quarterly Board meetings from LIAC and, as applicable, the various portfolio management teams providing services to the Funds.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, LVIP Trust officers and Lincoln Life and LIAC employees to consider the renewal of the Advisory Agreements. In considering the renewal or approval of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered, among others, the factors listed below and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed or approved and accordingly, recommended to the Board of Trustees the renewal or approval of the Advisory Agreements.

Approval of Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Independent Trustees considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel, resources, compliance and LIAC’s criteria for review of the sub-adviser’s performance. The Independent Trustees reviewed the services provided by LIAC in serving as investment adviser, the personnel providing the investment management services and compliance staff, regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-adviser. The Independent Trustees noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Independent Trustees also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. Based on this information, the Independent Trustees concluded that the services provided by LIAC were satisfactory.

The Independent Trustees reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2012, for the Fund compared to the average performance of a performance universe of funds in a Lipper category underlying variable insurance products (“performance group”) and a benchmark index.

The Independent Trustees reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee, sub-advisory fee and expense ratio to those of a Lipper expense peer group for the Fund. The Independent Trustees considered that management fees as reported by Lipper include separate administrative and accounting fees for the Fund as well as the funds in the expense group, to the extent the expense group funds pay separate administrative and accounting fees. The expense peer group consists of the Fund and other funds in a Lipper category underlying variable insurance products, as classified by Lipper (“expense group”).

LVIP SSgA Bond Index Fund –56

LVIP SSgA Bond Index

Other Fund Information (unaudited)

Approval of Investment Management Agreement with LIAC (continued)

The Independent Trustees considered that LIAC does not manage the day-to-day portfolio of the Fund, but had delegated those duties to an unaffiliated sub-adviser. The Independent Trustees concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.

The Independent Trustees considered that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2013. The Independent Trustees noted that the investment management fees for the Fund, giving effect to the advisory fee waiver, were within range of the average investment management fee of the Lipper expense group. On the basis of the information provided, the Independent Trustees concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable in light of the nature, quality and extent of services provided by LIAC.

The Independent Trustees considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Independent Trustees considered that LIAC had implemented an advisory fee waiver for the Fund and concluded that economies of scale were appropriately shared with investors.

The Independent Trustees also reviewed the profitability analysis to LIAC and its affiliates with respect to the Fund individually and the Funds group overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Independent Trustees reviewed materials provided by LIAC and Lincoln as to any such benefits. Lincoln Insurance Companies receive and retain 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Independent Trustees also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from Lincoln Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates may benefit from economies of scale with the Fund when it bargains together with the Fund for certain services. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums will be allocated to the Fund as received.

Approval of Sub-Advisory Agreement with SSgA

In considering the renewal of the sub-advisory agreement between LIAC and SSgA Funds Management, Inc. (“SSgA”) on behalf of the Fund, the Independent Trustees considered the nature, extent and quality of services provided by SSgA under the sub-advisory agreement. The Independent Trustees reviewed the services provided by SSgA, the background of the investment professionals servicing the Fund, and the reputation, resources and investment approach of SSgA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance and regulatory matters.

The Independent Trustees reviewed the Fund’s return compared to the average return of the Lipper performance group of BBB-rated corporate debt funds and the Barclays Capital U.S. Aggregate Bond Index. The Independent Trustees noted that the Fund’s return was below the average of the Lipper performance group and the benchmark index for the one year and three year periods. The Independent Trustees considered that LIAC was satisfied with SSgA’s performance and concluded that the services provided by SSgA were acceptable.

The Independent Trustees reviewed the sub-advisory fee schedule which includes breakpoints, and noted that the sub-advisory fees for the Fund were below the averages of the Lipper contractual sub-adviser fees expense group. The Independent Trustees considered that the sub-advisory fee schedule for the Fund was negotiated between LIAC and SSgA, an unaffiliated third party. The Independent Trustees concluded that the sub-advisory fees for the Fund were reasonable.

With respect to profitability, the Independent Trustees considered information regarding SSgA’s estimated profitability from providing sub-advisory services to the Fund and concluded that estimated profitability was not unreasonable. The Independent Trustees reviewed materials provided by SSgA as to any additional benefits it receives and noted that SSgA may aggregate trades with other clients whose combined commission totals may be used to generate soft dollar credits which may be used for the benefit of other clients of SSgA.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Independent Trustees determined that the terms of the investment management agreement and sub-advisory agreement for the Fund continue to be fair and reasonable, and that the continuation of each such agreement is in the best interests of the Fund and recommended the renewal of the respective agreements to the Board of Trustees.

LVIP SSgA Bond Index Fund –57

Officer/Trustee Information for Lincoln VIP Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Fidelity Investments	71	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	71	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Retired; Formerly, Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	71	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	71	N/A
Gary D. Lemon, PH.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly, Advisory Trustee since November 2004	Joseph Percival Allen III University Professor, James W. Emerson Director of the Robert C. McDermond Center for Management and Entrepreneurship, Professor of Economics and Management, DePauw University	71	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C.	71	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; Formerly, President Emeritus, Indiana Health Association; Formerly, President, Indiana Hospital & Health Association	71	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC.	71	N/A
Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since June 2011	Senior Vice President and Treasurer, Lincoln National Corporation; Formerly, Senior Vice President, Head of Insurance & Retirement Solutions Financial Management	N/A	N/A

LVIP SSgA Bond Index Fund –58

Officer/Trustee Information for Lincoln VIP Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Jill R. Whitelaw, Esq.[1] Radnor Financial Center, 150 N. Radnor Chestor Rd, Radnor, PA 19087 YOB: 1963	Vice President, Secretary, and Chief Legal Officer	Vice President, Secretary, and Chief Legal Officer since December 2012; Formerly, Secretary and Chief Legal Officer since June 2011	Vice President and Chief Counsel—Fund Management, The Lincoln National Life Insurance Company; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corp; Formerly, Of Counsel—Montgomery, McCracken, Walker & Rhoades; Director—Merrill Lynch, Pierce, Fenner & Smith	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, Director of Funds Management, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A
Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Vice President since December 2012	Vice President, The Lincoln National Life Insurance Company	N/A	N/A
Blake W. Martin[1] Radnor Financial Center, 150 N. Radnor Chester Rd, Radnor, PA 19087 YOB: 1956	Vice President	Vice President since December 2012	Vice President and Head of Corporate Tax, Lincoln National Corporation; Formerly, Independent Consultant and Managing Director at Smart Business Advisory and Consulting, LLC.	N/A	N/A
John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President since June 2011 and Chief Compliance Officer since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A
David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011	Vice President, Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly, Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A

LVIP SSgA Bond Index Fund –59

Officer/Trustee Information for Lincoln VIP Trust (unaudited) (continued)

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*	The Trust Complex is comprised of the 66 Series of the Lincoln Variable Insurance Products Trust and the 5 Series of the Lincoln Advisors Trust.

[1]

All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940, by reason of their being officers of the Lincoln Investment Advisors Corporation.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSgA Bond Index Fund –60

LVIP SSgA Funds

LVIP SSgA Funds

SSgA Developed International 150 Fund

SSgA Emerging Markets 100 Fund

SSgA Large Cap 100 Fund

SSgA Small-Mid Cap 200 Fund

each a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2012

LVIP SSgA Funds

LVIP SSgA Developed International 150 Fund

2012 Annual Report Commentary (unaudited)

Managed by:

The Fund returned 13.64% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2012, while its benchmark, the MSCI EAFE® Index* (net dividends) returned 17.32%.

After frustration and gloom produced a downbeat finish to 2011, the turn of the calendar unleashed fresh money flows across a range of risky assets. Solid U.S. data on employment and manufacturing activity, coupled with European figures that reflected economic stabilization, compelled more cautious investors to increase equity exposure steadily through January and credit spreads tumbled as confidence improved. In March, however, China tempered its GDP growth outlook for 2012 and cyclical themes and commodities began to stumble. Although March took some shine away from equity performance outside the U.S., the choppy conditions merely served to equilibrate the consistent appreciation that characterized January and February.

After the promising strength that financial markets had enjoyed in the early months of the year, global investors endured a difficult spring of 2012. While healthy first-quarter earnings reports countered the hesitant tone of incoming economic indicators during April, share prices had little buffer left in May when U.S. employment figures lost momentum, Chinese trade data looked soft, and financial pressures once again started to percolate through the eurozone. The possibility that new Greek leadership might formally reject the euro led to fears that bank deposits could eventually face involuntary devaluation, not only in Greece, but also in other heavily indebted peripheral nations. But a European summit during the final days of June provided for direct recapitalization of Spanish banks without subordination of existing lenders, sparking equities worldwide to finish the first half of the year with a flourish. Commodity prices also enjoyed their strongest daily surge in over a year.

The third quarter as a whole offered considerable relief to investors who had suffered through a difficult spring. Volatility continued to ebb during the summer as central bankers extended deployment of the ample financial resources at their disposal, and global equities wound up achieving solid gains during each month of the third quarter. This outcome would have been hard to discern in early July, when tepid U.S. employment figures stole the thunder from fresh easing moves in the UK and Europe. Unlike earlier quantitative programs, however, the latest moves did not drive bond yields higher, nor did equities hold their gains. Mortgages naturally rallied and gold stayed strong, but energy prices pulled back. To build further on the progress achieved through the summer months, investors seemed to want greater evidence of economic improvement, and the jury was still out on the trend as the third quarter drew to a close.

The final stanza of 2012 proved broadly rewarding for investors in global equities, but fixed income returns were lackluster aside from prosperous high-yield situations. In the end, a year that endured repeated threats of eurozone rupture, frequently violent unrest across the Middle East, and escalating political rancor in the U.S., produced the best relative performance of stocks over bonds since 2009. The fourth quarter contributed handily to this renaissance for equity owners, though those focused too closely on the performance of U.S. averages might not have noticed, as the fraught atmosphere in Washington DC limited the upside in U.S. shares. At the same time, moves to greater financial unity in the eurozone mitigated downside risks in Europe, a change in Japanese leadership lifted hopes for more inflation-oriented policy choices in Tokyo, and Chinese economic growth seemed to be pulling out of mid-year doldrums.

On a sector basis, the Fund’s performance benefited positively from six of the ten sectors. The financials, consumer discretionary, and industrials sectors contributed the most positively to the Fund’s return, while the energy, information technology, and telecommunication services sectors contributed the most negatively to the overall return.

On an individual securities’ basis, the largest positive contributors to the absolute performance of the Fund during this period included Lafarge S.A., New World Development Co. Ltd., KBC Group N.V., Porsche Automobil Holding SE, and Deutsche Post AG.

On an individual securities’ basis, the prominent detractors from the absolute performance of the Fund during this period included Banco Popular Espanol S.A., Peugeot S.A., Koninklijke KPN N.V., Enerplus Corp., and Kansai Electric Power Co. Inc.

Rules-based stock selection combined with rules-based asset allocation utilized in the portfolio construction had positive returns relative to its benchmark performance in two of its sectors with the consumer discretionary, industrials, and materials being the biggest contributors to the funds relative positive performance. Conversely, the health care, consumer staples, and financials sectors were a few of the negative contributing sectors that weighed down the Fund’s relative performance.

Long-term empirical evidence suggests that patient investors have been handsomely rewarded for holding low valuation stocks. The Fund is designed to generate superior long-term returns by identifying a subset of low valuation stocks within each economic sector. The Fund’s equal weighted passive structure will remain unchanged in accordance with the Fund’s construction methodology and will use an objective annual rebalance at the end of each March to identify low valuation stocks using three common valuation metrics.

Global Equity Beta Solutions Team

SSgA Funds Management, Inc.

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP SSgA Funds–1

LVIP SSgA Developed International 150 Fund

2012 Annual Report Commentary (unaudited) (continued)

Growth of $10,000 invested 5/1/08 through 12/31/12

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP SSgA Developed International 150 Fund on 5/1/08 (commencement of operations). As the chart shows, by December 31, 2012, the value of the investment at net asset value, with any dividends and distributions reinvested, would have decreased to $8,876 for the Standard Class shares and to $8,774 for the Service Class shares. For comparison, look at how the MSCI EAFE® Index did from 5/1/08 through 12/31/12. The same $10,000 investment would have decreased to $8,629. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

Average annual total returns on investment	Ended 12/31/12

Standard Class Shares
One Year	+13.64%
Inception (5/1/08)	–2.52%

Service Class Shares
One Year	+13.37%
Inception (5/1/08)	–2.76%

*

The MSCI EAFE® Index (net dividends) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets (Europe, Australasia, and the Far East), excluding the U.S. and Canada.

LVIP SSgA Funds–2

LVIP SSgA Emerging Markets 100 Fund

2012 Annual Report Commentary (unaudited) (continued)

Managed by:

The Fund returned 12.66% (Standard Class Shares with distributions reinvested) for the fiscal year ended December 31, 2012, while its benchmark, the MSCI Emerging Market Index* (net dividends) returned 18.22%.

After frustration and gloom produced a downbeat finish to 2011, the turn of the calendar unleashed fresh money flows across a range of risky assets. Solid U.S. data on employment and manufacturing activity, coupled with European figures that reflected economic stabilization, compelled more cautious investors to increase equity exposure steadily through January and credit spreads tumbled as confidence improved. In March, however, China tempered its GDP growth outlook for 2012 and cyclical themes and commodities began to stumble. Although March took some shine away from equity performance outside the U.S., the choppy conditions merely served to equilibrate the consistent appreciation that characterized January and February.

After the promising strength that financial markets had enjoyed in the early months of the year, global investors endured a difficult spring of 2012. While healthy first-quarter earnings reports countered the hesitant tone of incoming economic indicators during April, share prices had little buffer left in May when U.S. employment figures lost momentum, Chinese trade data looked soft, and financial pressures once again started to percolate through the eurozone. The possibility that new Greek leadership might formally reject the euro led to fears that bank deposits could eventually face involuntary devaluation, not only in Greece, but also in other heavily indebted peripheral nations. But a European summit during the final days of June provided for direct recapitalization of Spanish banks without subordination of existing lenders, sparking equities worldwide to finish the first half of the year with a flourish. Commodity prices also enjoyed their strongest daily surge in over a year.

The third quarter as a whole offered considerable relief to investors who had suffered through a difficult spring. Volatility continued to ebb during the summer as central bankers extended deployment of the ample financial resources at their disposal, and global equities wound up achieving solid gains during each month of the third quarter. This outcome would have been hard to discern in early July, when tepid U.S. employment figures stole the thunder from fresh easing moves in the UK and Europe. Unlike earlier quantitative programs, however, the latest moves did not drive bond yields higher, nor did equities hold their gains. Mortgages naturally rallied and gold stayed strong, but energy prices pulled back. To build further on the progress achieved through the summer months, investors seemed to want greater evidence of economic improvement, and the jury was still out on the trend as the third quarter drew to a close.

The final stanza of 2012 proved broadly rewarding for investors in global equities, but fixed income returns were lackluster aside from prosperous high-yield situations. In the end, a year that endured repeated threats of eurozone rupture, frequently violent unrest across the Middle East, and escalating political rancor in the U.S., produced the best relative performance of stocks over bonds since 2009. The fourth quarter contributed handily to this renaissance for equity owners, though those focused too closely on the performance of U.S. averages might not have noticed, as the fraught atmosphere in Washington DC limited the upside in U.S. shares. At the same time, moves to greater financial unity in the eurozone mitigated downside risks in Europe, a change in Japanese leadership lifted hopes for more inflation-oriented policy choices in Tokyo, and Chinese economic growth seemed to be pulling out of mid-year doldrums.

In 2012, the MSCI Emerging Markets Index advanced 18.22% for the year outperforming the MSCI EAFE Index by close to 1%.

On a sector basis, the Fund’s performance benefited from positive performance in all but one of the ten sectors. The financials, industrials, and energy sectors provided the most positive contributions to return, while the utilities sector was the only negative contributor.

On an individual securities’ basis, the largest positive contributors to the performance of the Fund during this period included Shimao Property Holdings Ltd., Sino-Ocean Land Holdings Ltd., SK Holdings Co. Ltd., KGHM Polska Miedz S.A., and Imperial Holdings Ltd.

On an individual securities’ basis, the prominent detractors to the performance of the Fund during this period included Centrais Eletricas Brasileiras S/A, China Yurun Food Group Ltd., PDG Realty S/A Empreendimentos e Participacoes, and GOME Electrical Appliances Holding Ltd.

Rules-based stock selection combined with rules-based asset allocation utilized in the portfolio construction returned positive relative performance in three of the ten sectors. Sectors contributing positively were energy, industrials and financials. Conversely, the information technology, utilities and consumer staples sectors contributed most negatively to the relative return.

Long-term empirical evidence suggests that patient investors have been handsomely rewarded for holding low valuation stocks. The Fund is designed to generate superior long-term returns by identifying a subset of low valuation stocks within each economic sector. The Fund’s equal weighted passive structure will remain unchanged in accordance with the Fund’s construction methodology and will use an objective annual rebalance at the end of each March to identify low valuation stocks using three common valuation metrics.

Global Equity Beta Solutions Team

SSgA Funds Management, Inc.

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP SSgA Funds–3

LVIP SSgA Emerging Markets 100 Fund

2012 Annual Report Commentary (unaudited) (continued)

Growth of $10,000 invested 6/18/08 through 12/31/12

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP SSgA Emerging Markets 100 Fund on 6/18/08 (commencement of operations). As the chart shows, by December 31, 2012, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $13,780 for the Standard Class shares and to $13,627 for the Service Class shares. For comparison, look at how the MSCI Emerging Markets Index did from 6/18/08 through 12/31/12. The same $10,000 investment would have increased to $10,340. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

Average annual total returns on investment	Ended 12/31/12

Standard Class Shares
One Year	+12.66%
Inception (6/18/08)	+7.32%

Service Class Shares
One Year	+12.39%
Inception (6/18/08)	+7.06%

*	The MSCI Emerging Market Index (net dividends) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

LVIP SSgA Funds–4

LVIP SSgA Large Cap 100 Fund

2012 Annual Report Commentary (unaudited) (continued)

Managed by:

The Fund returned 12.22% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2012, while its benchmark, the S&P 500® Index* returned 16.00%.

After frustration and gloom produced a downbeat finish to 2011, the turn of the calendar unleashed fresh money flows across a range of risky assets. Solid U.S. data on employment and manufacturing activity, coupled with European figures that reflected economic stabilization, compelled more cautious investors to increase equity exposure steadily through January and credit spreads tumbled as confidence improved. In March, however, China tempered its GDP growth outlook for 2012 and cyclical themes and commodities began to stumble. Although March took some shine away from equity performance outside the U.S., the choppy conditions merely served to equilibrate the consistent appreciation that characterized January and February.

After the promising strength that financial markets had enjoyed in the early months of the year, global investors endured a difficult spring of 2012. While healthy first-quarter earnings reports countered the hesitant tone of incoming economic indicators during April, share prices had little buffer left in May when U.S. employment figures lost momentum, Chinese trade data looked soft, and financial pressures once again started to percolate through the eurozone. The possibility that new Greek leadership might formally reject the euro led to fears that bank deposits could eventually face involuntary devaluation, not only in Greece, but also in other heavily indebted peripheral nations. But a European summit during the final days of June provided for direct recapitalization of Spanish banks without subordination of existing lenders, sparking equities worldwide to finish the first half of the year with a flourish. Commodity prices also enjoyed their strongest daily surge in over a year.

The third quarter as a whole offered considerable relief to investors who had suffered through a difficult spring. Volatility continued to ebb during the summer as central bankers extended deployment of the ample financial resources at their disposal, and global equities wound up achieving solid gains during each month of the third quarter. This outcome would have been hard to discern in early July, when tepid U.S. employment figures stole the thunder from fresh easing moves in the UK and Europe. Unlike earlier quantitative programs, however, the latest moves did not drive bond yields higher, nor did equities hold their gains. Mortgages naturally rallied and gold stayed strong, but energy prices pulled back. To build further on the progress achieved through the summer months, investors seemed to want greater evidence of economic improvement, and the jury was still out on the trend as the third quarter drew to a close.

The final stanza of 2012 proved broadly rewarding for investors in global equities, but fixed income returns were lackluster aside from prosperous high-yield situations. In the end, a year that endured repeated threats of eurozone rupture, frequently violent unrest across the Middle East, and escalating political rancor in the U.S., produced the best relative performance of stocks over bonds since 2009. The fourth quarter contributed handily to this renaissance for equity owners, though those focused too closely on the performance of U.S. averages might not have noticed, as the fraught atmosphere in Washington DC limited the upside in U.S. shares. At the same time, moves to greater financial unity in the eurozone mitigated downside risks in Europe, a change in Japanese leadership lifted hopes for more inflation-oriented policy choices in Tokyo, and Chinese economic growth seemed to be pulling out of mid-year doldrums.

On a sector basis, the Fund’s performance benefited from positive returns in eight of the ten sectors with the consumer discretionary, financials and industrials contributing the most. Telecommunication services and utilities were the two sectors that contributed less favorably to the Fund’s performance.

On an individual securities’ basis, the largest positive contributors to the absolute performance of the Fund during this period included Whirlpool Corp., HollyFrontier Corp., Valero Energy Corp., Marathon Petroleum Corp., and Mattel Inc.

On an individual securities’ basis, the detractors from the absolute performance of the Fund during this period included Best Buy Co. Inc., Cliffs Natural Resources Inc., Hewlett-Packard Co., Humana Inc., and Windstream Corp.

Rules-based stock selection combined with rules-based asset allocation utilized in the portfolio construction provided positive returns relative to its benchmark performance in the consumer discretionary, energy and industrials sectors. Conversely, the information technology, financials, and health care sectors weighted down the Fund’s relative performance.

Long-term empirical evidence suggests that patient investors have been handsomely rewarded for holding low valuation stocks. The Fund is designed to generate superior long-term returns by identifying a subset of low valuation stocks within each economic sector. The Fund’s equal weighted passive structure will float during the year according to the Fund’s construction methodology and the Fund will use an objective annual rebalance at the end of each March to identify low valuation stocks using three common valuation metrics: price to earnings, price to book and dividend yield.

Global Equity Beta Solutions Team

SSgA Funds Management, Inc.

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP SSgA Funds–5

LVIP SSgA Large Cap 100 Fund

2012 Annual Report Commentary (unaudited) (continued)

Growth of $10,000 invested 5/1/08 through 12/31/12

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP SSgA Large Cap 100 Fund on 5/1/08 (commencement of operations). As the chart shows, by December 31, 2012, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $12,223 for the Standard Class shares and to $12,080 for the Service Class shares. For comparison, look at how the S&P 500® Index did from 5/1/08 through 12/31/12. The same $10,000 investment would have increased to $11,435. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

Average annual total returns on investment	Ended 12/31/12

Standard Class Shares
One Year	+12.22%
Inception (5/1/08)	+4.39%

Service Class Shares
One Year	+11.95%
Inception (5/1/08)	+4.13%

*	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

LVIP SSgA Funds–6

LVIP SSgA Small-Mid Cap 200 Fund

2012 Annual Report Commentary (unaudited) (continued)

Managed by:

The Fund returned 13.83% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2012, while its benchmark, the Russell 2000® Index1, returned 16.35%.

After frustration and gloom produced a downbeat finish to 2011, the turn of the calendar unleashed fresh money flows across a range of risky assets. Solid U.S. data on employment and manufacturing activity, coupled with European figures that reflected economic stabilization, compelled more cautious investors to increase equity exposure steadily through January and credit spreads tumbled as confidence improved. In March, however, China tempered its GDP growth outlook for 2012 and cyclical themes and commodities began to stumble. Although March took some shine away from equity performance outside the U.S., the choppy conditions merely served to equilibrate the consistent appreciation that characterized January and February.

After the promising strength that financial markets had enjoyed in the early months of the year, global investors endured a difficult spring of 2012. While healthy first-quarter earnings reports countered the hesitant tone of incoming economic indicators during April, share prices had little buffer left in May when U.S. employment figures lost momentum, Chinese trade data looked soft, and financial pressures once again started to percolate through the eurozone. The possibility that new Greek leadership might formally reject the euro led to fears that bank deposits could eventually face involuntary devaluation, not only in Greece, but also in other heavily indebted peripheral nations. But a European summit during the final days of June provided for direct recapitalization of Spanish banks without subordination of existing lenders, sparking equities worldwide to finish the first half of the year with a flourish. Commodity prices also enjoyed their strongest daily surge in over a year.

The third quarter as a whole offered considerable relief to investors who had suffered through a difficult spring. Volatility continued to ebb during the summer as central bankers extended deployment of the ample financial resources at their disposal, and global equities wound up achieving solid gains during each month of the third quarter. This outcome would have been hard to discern in early July, when tepid U.S. employment figures stole the thunder from fresh easing moves in the UK and Europe. Unlike earlier quantitative programs, however, the latest moves did not drive bond yields higher, nor did equities hold their gains. Mortgages naturally rallied and gold stayed strong, but energy prices pulled back. To build further on the progress achieved through the summer months, investors seemed to want greater evidence of economic improvement, and the jury was still out on the trend as the third quarter drew to a close.

The final stanza of 2012 proved broadly rewarding for investors in global equities, but fixed income returns were lackluster aside from prosperous high-yield situations. In the end, a year that endured repeated threats of eurozone rupture, frequently violent unrest across the Middle East, and escalating political rancor in the U.S., produced the best relative performance of stocks over bonds since 2009. The fourth quarter contributed handily to this renaissance for equity owners, though those focused too closely on the performance of U.S. averages might not have noticed, as the fraught atmosphere in Washington DC limited the upside in U.S. shares. At the same time, moves to greater financial unity in the eurozone mitigated downside risks in Europe, a change in Japanese leadership lifted hopes for more inflation-oriented policy choices in Tokyo, and Chinese economic growth seemed to be pulling out of mid-year doldrums.

On a sector basis, the Fund’s performance benefited from positive returns in eight of the ten sectors with the financials, consumer discretionary, and healthcare sectors contributing the most positively to overall returns, while consumer staples and telecommunication services sectors contributed negatively to the overall performance.

On an individual securities’ basis, the largest positive contributors to the absolute performance of the Fund during this period included Alon USA Energy Inc., Dillard Inc. CI A, Delek US Holdings Inc., Cooper Tire & Rubber Co., and Tesoro Corp.

On an individual securities’ basis, the most notable detractors from the absolute performance of the Fund during this period included RadioShack Corp., The Dolan Co., VOXX International Corp., Kemet Corp., and Assisted Living Concepts Inc. CI A.

Rules-based stock selection combined with rules-based asset allocation utilized in the portfolio construction contributed the most to the returns relative to its benchmark in the consumer discretionary, health care, and energy sectors. Conversely, the consumer staples, information technology, and industrial sectors contributed the least relative to the benchmark.

Long-term empirical evidence suggests that patient investors have been handsomely rewarded for holding low valuation stocks. The Fund is designed to generate superior long-term returns by identifying a subset of low valuation stocks within each economic sector. The Fund’s equal weighted passive structure will float during the year according to the Fund’s construction methodology and the Fund will use an objective annual rebalance at the end of each March to identify low valuation stocks using three common valuation metrics: price to earnings, price to book and dividend yield.

Global Equity Beta Solutions Team

SSgA Funds Management, Inc.

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP SSgA Funds–7

LVIP SSgA Small-Mid Cap 200 Fund

2012 Annual Report Commentary (unaudited) (continued)

Growth of $10,000 invested 5/1/08 through 12/31/12

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP SSgA Small-Mid Cap 200 Fund on 5/1/08 (commencement of operations). As the chart shows, by December 31, 2012, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $14,898 for the Standard Class shares and to $14,726 for the Service Class shares. For comparison, look at how the Russell 2000® Index did from 5/1/08 through 12/31/12. The same $10,000 investment would have increased to $12,686. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

Average annual total returns on investment	Ended 12/31/12

Standard Class Shares
One Year	+13.83%
Inception (5/1/08)	+ 8.91%

Service Class Shares
One Year	+13.55%
Inception (5/1/08)	+ 8.64%

*	The Russell 2000® Index measure the performance of the 2,000 smallest companies in the Russell 3000® Index which represents approximately 8% of the market capitalization of the Russell 3000® Index.

LVIP SSgA Funds–8

LVIP SSgA Funds

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2012 to December 31, 2012

Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies), and to unaffiliated companies. The Companies hold each Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Expense Analyses are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analyses are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2012 to December 31, 2012.

Actual Expenses

The first section of the tables, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the tables, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled, “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Funds do not charge transaction fees such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Funds’ actual expenses shown in the tables reflect fee waivers in effect.

LVIP SSgA Developed International 150 Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Annualized Expense Ratio	Expenses Paid During Period 7/1/12 to 12/31/12*
Actual
Standard Class Shares	$1,000.00	$1,175.30	0.43%	$2.35
Service Class Shares	1,000.00	1,173.80	0.68%	3.72
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.97	0.43%	$2.19
Service Class Shares	1,000.00	1,021.72	0.68%	3.46

LVIP SSgA Emerging Markets 100 Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Annualized Expense Ratio	Expenses Paid During Period 7/1/12 to 12/31/12*
Actual
Standard Class Shares	$1,000.00	$1,109.10	0.51%	$2.70
Service Class Shares	1,000.00	1,107.80	0.76%	4.03
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.57	0.51%	$2.59
Service Class Shares	1,000.00	1,021.32	0.76%	3.86

LVIP SSgA Large Cap 100 Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Annualized Expense Ratio	Expenses Paid During Period 7/1/12 to 12/31/12*
Actual
Standard Class Shares	$1,000.00	$1,073.50	0.38%	$1.98
Service Class Shares	1,000.00	1,072.30	0.63%	3.28
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.23	0.38%	$1.93
Service Class Shares	1,000.00	1,021.97	0.63%	3.20

LVIP SSgA Funds–9

LVIP SSgA Funds

Disclosure

OF FUND EXPENSES (unaudited) (continued)

LVIP SSgA Small-Mid Cap 200 Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Annualized Expense Ratio	Expenses Paid During Period 7/1/12 to 12/31/12*
Actual
Standard Class Shares	$1,000.00	$1,089.80	0.44%	$2.31
Service Class Shares	1,000.00	1,088.40	0.69%	3.62
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.92	0.44%	$2.24
Service Class Shares	1,000.00	1,021.67	0.69%	3.51

*	“Expenses Paid During Period” are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP SSgA Funds–10

LVIP SSgA Developed International 150 Fund

Security Type/Country and Sector Allocations and Top 10 Equity Holdings (unaudited)

As of December 31, 2012

Security Type/Country	Percentage of Net Assets
Common Stock	93.46%
Australia	8.97%
Austria	1.33%
Belgium	1.36%
Canada	3.88%
Denmark	1.22%
Finland	1.59%
France	15.17%
Germany	5.13%
Hong Kong	2.91%
Italy	3.73%
Japan	15.46%
Luxembourg	0.57%
Netherlands	2.20%
New Zealand	0.80%
Norway	1.21%
Portugal	1.23%
Singapore	1.19%
Spain	6.95%
Sweden	1.38%
Switzerland	2.10%
United Kingdom	15.08%
Preferred Stock	1.69%
Rights	0.03%
Money Market Mutual Fund	4.69%
Total Value of Securities	99.87%
Receivables and Other Assets Net of Liabilities	0.13%
Total Net Assets	100.00%

Sector designations may be different than the sector designations presented in other Fund materials.

Sector	Percentage of Net Assets
Aerospace & Defense	0.73%
Air Freight & Logistics	1.21%
Airlines	1.49%
Auto Components	1.53%
Automobiles	5.13%
Building Products	1.14%
Capital Markets	1.12%
Chemicals	2.49%
Commercial Banks	11.49%
Communications Equipment	1.58%
Construction & Engineering	3.30%
Construction Materials	2.34%
Diversified Financial Services	0.76%
Diversified Telecommunication Services	3.22%
Electric Utilities	2.94%

Sector	Percentage of Net Assets
Electrical Equipment	0.00%
Electronic Equipment, Instruments & Components	1.02%
Food & Staples Retailing	6.14%
Food Products	0.54%
Gas Utilities	1.45%
Health Care Providers & Services	0.68%
Hotels, Restaurants & Leisure	1.54%
Household Durables	0.69%
Industrial Conglomerates	1.34%
Insurance	4.22%
IT Services	0.61%
Leisure Equipment & Products	0.50%
Machinery	1.05%
Marine	0.61%
Media	0.69%
Metals & Mining	5.71%
Multiline Retail	1.33%
Multi-Utilities	1.04%
Office Electronics	1.00%
Oil, Gas & Consumable Fuels	6.21%
Paper & Forest Products	1.14%
Pharmaceuticals	4.68%
Real Estate Investment Trusts	4.38%
Real Estate Management & Development	1.55%
Road & Rail	0.69%
Specialty Retail	0.98%
Tobacco	0.60%
Trading Companies & Distributors	3.60%
Transportation Infrastructure	0.72%
Total	95.18%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
KBC Groep	0.87%
Porsche Automobil Holding	0.87%
Lafarge	0.85%
Deutsche Lufthansa	0.85%
New World Development	0.84%
Volkswagen	0.84%
Credit Agricole	0.82%
Societe Generale	0.82%
Volkswagen	0.82%
Ferrovial	0.82%
Total	8.40%

LVIP SSgA Funds–11

LVIP SSgA Emerging Markets 100 Fund

Security Type/Country and Sector Allocations and Top 10 Equity Holdings (unaudited)

As of December 31, 2012

Security Type/Country	Percentage of Net Assets
Common Stock	90.68%
Brazil	5.67%
Czech Republic	0.82%
Egypt	1.35%
Hong Kong	23.21%
Hungary	2.05%
India	0.86%
Indonesia	1.15%
Malaysia	2.63%
Poland	3.28%
Republic of Korea	16.31%
Russia	4.57%
South Africa	5.50%
Taiwan	20.11%
Thailand	1.86%
Turkey	1.31%
Preferred Stock	7.09%
Money Market Mutual Fund	2.03%
Total Value of Securities	99.80%
Receivables and Other Assets Net of Liabilities	0.20%
Total Net Assets	100.00%

Sector designations may be different than the sector designations presented in other Fund materials.

Sector	Percentage of Net Assets
Automobiles	2.80%
Chemicals	3.22%
Commercial Banks	16.96%
Computers & Peripherals	2.48%
Construction & Engineering	1.71%
Construction Materials	2.29%
Consumer Finance	0.99%
Distributor	1.20%
Diversified Financial Services	1.31%
Diversified Telecommunication Services	2.69%
Electric Utilities	4.34%
Electronic Equipment, Instruments & Components	2.86%
Food & Staples Retailing	1.07%
Food Products	8.86%
Health Care Providers & Services	1.28%
Hotels, Restaurants & Leisure	1.26%
Household Durables	1.33%
Industrial Conglomerates	4.46%
Insurance	1.17%
Machinery	1.78%
Metals & Mining	7.50%
Oil, Gas & Consumable Fuels	7.65%

Sector	Percentage of Net Assets
Pharmaceuticals	0.96%
Real Estate Management & Development	6.16%
Semiconductors & Semiconductor Equipment	3.66%
Specialty Retail	0.60%
Textiles, Apparel & Luxury Goods	1.24%
Tobacco	1.09%
Transportation Infrastructure	1.94%
Wireless Telecommunication Services	2.91%
Total	97.77%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Shimao Property Holdings	1.84%
Sino-Ocean Land Holdings	1.63%
Uni-President Enterprises	1.45%
Country Garden Holdings	1.42%
KGHM Polska Miedz	1.38%
Novatek Microelectronics	1.37%
SK Holdings	1.33%
Haci Omer Sabanci Holding	1.32%
Netcare	1.28%
Agile Property Holdings	1.27%
Total	14.29%

LVIP SSgA Funds–12

LVIP SSgA Large Cap 100 Fund

Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)

As of December 31, 2012

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets
Common Stock	97.08%
Aerospace & Defense	4.19%
Auto Components	1.91%
Automobiles	1.02%
Beverages	2.00%
Capital Markets	1.04%
Commercial Banks	4.11%
Commercial Services & Supplies	1.89%
Communications Equipment	0.91%
Computers & Peripherals	1.45%
Diversified Financial Services	2.83%
Diversified Telecommunication Services	1.69%
Electric Utilities	4.74%
Electronic Equipment, Instruments & Components	0.88%
Energy Equipment & Services	0.96%
Food & Staples Retailing	4.09%
Food Products	2.99%
Health Care Equipment & Supplies	2.06%
Health Care Providers & Services	5.35%
Hotels, Restaurants & Leisure	3.12%
Household Durables	1.30%
Industrial Conglomerates	1.03%
Insurance	5.83%
IT Services	1.03%
Leisure Equipment & Products	1.07%
Machinery	3.13%
Media	3.50%
Metals & Mining	2.41%
Multiline Retail	2.80%
Multi-Utilities	0.92%
Office Electronics	0.83%
Oil, Gas & Consumable Fuels	8.77%
Paper & Forest Products	2.10%
Pharmaceuticals	3.33%
Real Estate Investment Trusts	0.96%
Road & Rail	1.82%
Semiconductors & Semiconductor Equipment	4.51%
Software	2.41%
Specialty Retail	1.18%
Thrift & Mortgage Finance	0.92%
Money Market Mutual Fund	2.73%
Short-Term Investments	0.24%
Total Value of Securities	100.05%
Liabilities Net of Receivables and Other Assets	(0.05%)
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Marathon Petroleum	1.43%
HollyFrontier	1.42%
Whirlpool	1.30%
Valero Energy	1.30%
Time Warner	1.24%
Lilly (Eli)	1.20%
Time Warner Cable	1.17%
Royal Caribbean Cruises	1.13%
AFLAC	1.13%
Carnival	1.12%
Total	12.44%

LVIP SSgA Funds–13

LVIP SSgA Small-Mid Cap 200 Fund

Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)

As of December 31, 2012

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets
Common Stock	98.15%
Aerospace & Defense	2.48%
Auto Components	3.03%
Capital Markets	5.48%
Chemicals	2.28%
Commercial Banks	2.14%
Commercial Services & Supplies	2.68%
Communications Equipment	1.38%
Computers & Peripherals	0.35%
Construction & Engineering	0.99%
Containers & Packaging	0.40%
Distributor	0.25%
Diversified Consumer Services	0.98%
Diversified Telecommunication Services	0.51%
Electric Utilities	2.66%
Electrical Equipment	0.45%
Electronic Equipment, Instruments & Components	7.19%
Energy Equipment & Services	1.51%
Food & Staples Retailing	1.75%
Food Products	0.88%
Health Care Equipment & Supplies	4.41%
Health Care Providers & Services	7.68%
Hotels, Restaurants & Leisure	1.03%
Household Durables	0.55%
Insurance	4.73%
Internet Software & Services	1.86%
IT Services	1.39%
Machinery	4.11%
Marine	0.27%
Media	2.88%
Metals & Mining	2.62%
Multiline Retail	1.12%
Oil, Gas & Consumable Fuels	5.07%
Paper & Forest Products	0.44%
Professional Services	1.15%
Real Estate Investment Trusts	8.24%
Semiconductors & Semiconductor Equipment	2.31%
Specialty Retail	4.15%
Textiles, Apparel & Luxury Goods	1.00%
Thrift & Mortgage Finance	1.75%
Tobacco	0.53%
Trading Companies & Distributors	2.57%
Wireless Telecommunication Services	0.90%
Money Market Mutual Fund	1.09%

Security Type/Sector	Percentage of Net Assets
Short-Term Investment	0.06%
Total Value of Securities	99.30%
Receivables and Other Assets Net of Liabilities	0.70%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Alon USA Energy	1.00%
Cooper Tire & Rubber	0.83%
Tesoro	0.82%
Delek U.S. Holdings	0.81%
Stage Stores	0.76%
Foster (L.B.) Class A	0.76%
Haverty Furniture	0.73%
Radian Group	0.70%
PC Connection	0.70%
Community Health Systems	0.69%
Total	7.80%

LVIP SSgA Funds–14

LVIP SSgA Developed International 150 Fund

Statement of Net Assets

December 31, 2012

	Number of Shares	Value (U.S. $)

rCOMMON STOCK–93.46%
Australia–8.97%
Bendigo & Adelaide Bank	442,196	$3,942,940
Boral	850,378	3,905,672
CFS Retail Property Trust	1,914,537	3,833,660
GPT Group	1,098,404	4,232,033
Incitec Pivot	1,087,943	3,712,782
Metcash	796,982	2,765,585
Sonic Healthcare	273,724	3,824,492
Stockland	1,165,654	4,314,178
Tatts Group	1,381,864	4,356,746
Toll Holdings	583,820	2,800,902
Wesfarmers	114,158	4,408,588
Westfield Retail Trust	1,328,303	4,194,778
Westpac Banking	159,549	4,375,820

		50,668,176

Austria–1.33%
OMV	100,035	3,623,906
Voestalpine	105,728	3,883,764

		7,507,670

Belgium–1.36%
Delhaize Group	67,578	2,721,239
KBC Groep	141,730	4,938,295

		7,659,534

Canada–3.88%
Bonavista Energy	175,686	2,621,361
Canadian Tire Class A	55,006	3,842,251
Enerplus	158,849	2,062,807
Husky Energy	139,824	4,138,762
Loblaw	104,305	4,403,230
Penn West Petroleum	182,068	1,979,697
†Research In Motion	242,520	2,881,184

		21,929,292

Denmark–1.22%
A.P. Moller-Maersk Class B	456	3,452,428
TDC.	485,957	3,442,365

		6,894,793

Finland–1.59%
Nokia	653,095	2,580,156
Stora Enso Class R	478,624	3,349,195
UPM-Kymmene	261,110	3,071,078

		9,000,429

France–15.17%
AXA.	214,476	3,850,062
BNP Paribas	74,938	4,265,090
Bouygues	116,264	3,458,767
Cap Gemini	79,438	3,472,703
Casino Guichard Perrachon	36,075	3,454,435
Cie de Saint-Gobain	79,616	3,418,110
†Credit Agricole	572,089	4,657,897

	Number of Shares	Value (U.S. $)

rCOMMON STOCK (continued)
France (continued)
France Telecom	240,066	$2,662,540
GDF Suez	137,632	2,833,926
Lafarge	74,499	4,809,293
Lagardere	115,259	3,875,808
Legrand	611	25,922
Michelin Class B	47,751	4,574,235
Natixis	924,067	3,157,722
†Peugeot	220,781	1,610,721
Renault	67,449	3,662,048
Sanofi	45,783	4,340,443
†Societe Generale	121,372	4,613,636
Total	69,716	3,626,563
Unibail-Rodamco	17,779	4,310,317
Vallourec	56,125	2,945,336
Vinci	68,182	3,281,896
Vivendi	200,203	4,526,577
Wendel	41,623	4,289,426

		85,723,473

Germany–5.13%
Daimler	58,634	3,227,270
Deutsche Lufthansa	252,583	4,773,631
Deutsche Post	183,641	4,043,712
E.ON	146,924	2,754,979
Metro	91,023	2,528,067
RWE	74,036	3,070,011
Siemens	35,069	3,833,797
Volkswagen	21,926	4,755,303

		28,986,770

■Hong Kong–2.91%
Hutchison Whampoa	355,000	3,762,208
MTR	991,500	3,929,166
New World Development	3,014,698	4,773,166
Swire Pacific Class A	316,500	3,959,383

		16,423,923

Italy–3.73%
Atlantia	224,838	4,081,655
Enel	983,014	4,087,742
ENI	151,560	3,711,858
†Fiat	604,794	3,045,788
Intesa Sanpaolo	1,983,581	3,429,320
Telecom Italia	2,990,391	2,711,762

		21,068,125

Japan–15.46%
Asahi Glass	414,000	3,018,853
Asahi Kasei	569,000	3,360,100
Brother Industries	257,700	2,770,579
ITOCHU	321,700	3,395,572
JX Holdings	566,300	3,192,961
Kansai Electric Power	225,600	2,366,143

LVIP SSgA Funds–15

LVIP SSgA Developed International 150 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Japan (continued)
Konica Minolta Holdings	400,000	$2,874,717
Kuraray	248,100	3,248,072
Kyocera	38,200	3,458,823
Kyowa Hakko Kirin	316,000	3,113,275
Marubeni	487,000	3,489,710
Mitshui	214,100	3,204,862
Mitsubishi	150,600	2,895,652
Mitsubishi UFJ Financial Group	705,100	3,810,318
Nippon Electric Glass	402,000	2,285,950
Nissan Motor	329,800	3,125,284
Otsuka Holdings	118,548	3,335,222
Sega Sammy Holdings	166,800	2,811,739
Sekisui House	357,000	3,903,853
Shionogi	253,900	4,225,337
Sumitomo	242,900	3,112,228
Sumitomo Heavy Industries	629,000	3,010,505
Sumitomo Metal Mining	249,000	3,510,195
Sumitomo Mitsui Trust Holdings	1,100,000	3,870,503
Takeda Pharmaceutical	79,700	3,557,470
Toyota Tsusho	172,400	4,249,670
Yamada Denki	55,940	2,159,271

		87,356,864

Luxembourg–0.57%
ArcelorMittal	186,039	3,242,811

		3,242,811

Netherlands–2.20%
Koninklijke Ahold	256,586	3,439,650
Koninklijke DSM	61,448	3,743,996
Koninklijke KPN	323,222	1,598,013
Royal Dutch Shell Class A	1,997	69,338
Royal Dutch Shell Class B	101,024	3,605,275

		12,456,272

New Zealand–0.80%
Fletcher Building	642,796	4,522,901

		4,522,901

Norway–1.21%
DNB	275,083	3,514,720
Norsk Hydro	649,343	3,294,546

		6,809,266

Portugal–1.23%
Energias de Portugal	1,222,344	3,717,120
Portugal Telecom	653,575	3,253,807

		6,970,927

Singapore–1.19%
Golden Agri-Resources	5,686,000	3,060,301
Singapore Airlines	414,000	3,672,444

		6,732,745

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Spain–6.95%
ACS Actividades de Construccion y Servicios	148,846	$3,771,290
Banco Bilbao Vizcaya Argentaria	463,415	4,304,369
†Banco de Sabadell	1,351,938	3,534,752
†Banco Popular Espanol	991,053	774,431
Banco Santander	509,386	4,138,687
CaixaBank	934,764	3,273,661
Enagas	184,749	3,957,019
Ferrovial	309,345	4,603,793
Gas Natural	233,659	4,211,133
Iberdrola	656,068	3,662,973
Repsol	148,218	3,024,731

		39,256,839

Sweden–1.38%
Boliden	226,727	4,309,532
Ericsson Class B	343,647	3,472,466

		7,781,998

Switzerland–2.10%
Baloise Holding	44,139	3,808,868
Novartis	64,229	4,053,790
†Swiss Life Holding	29,878	3,984,301

		11,846,959

United Kingdom–15.08%
Anglo American	95,080	2,998,142
AstraZeneca	79,957	3,790,307
Aviva	670,291	4,149,001
BAE Systems	740,918	4,119,430
Balfour Beatty	778,289	3,504,112
BHP Billiton	116,488	4,110,203
BP	480,384	3,341,097
Carnival	111,212	4,319,944
GKN	1,078,124	4,068,782
HSBC Holdings	400,507	4,245,388
Imperial Tobacco Group	87,653	3,399,491
Investec	581,223	4,047,505
J Sainsbury	713,785	4,039,585
Kazakhmys	244,715	3,163,836
Kingfisher	724,491	3,386,280
Man Group	1,648,379	2,261,443
Marks & Spencer Group	586,283	3,683,943
Resolution	850,369	3,460,739
Rio Tinto	64,481	3,762,054
RSA Insurance Group	2,124,297	4,388,384
Segro	946,343	3,842,426
Standard Life	35,623	194,791
Tesco	673,338	3,710,277

LVIP SSgA Funds–16

LVIP SSgA Developed International 150 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

rCOMMON STOCK (continued)
United Kingdom (continued)
WM Morrison Supermarkets	745,642	$3,202,519

		85,189,679

Total Common Stock (Cost $518,262,927)		528,029,446

rPREFERRED STOCK–1.69%
Germany–1.69%
Porsche Automobil Holding 1.18%	59,906	4,929,845
Volkswagen 1.74%	20,105	4,611,848

Total Preferred Stock (Cost $7,411,273)		9,541,693

	Number of Shares	Value (U.S. $)

RIGHTS–0.03%
†CaixaBank	844,122	$65,268
†Repsol	146,661	89,413

Total Rights (Cost $0)		154,681

MONEY MARKET MUTUAL FUND–4.69%
Dreyfus Treasury & Agency Cash Management Fund	26,521,884	26,521,884

Total Money Market Mutual Fund (Cost $26,521,884)		26,521,884

TOTAL VALUE OF SECURITIES–99.87% (Cost $552,196,084)	564,247,704
*RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.13%	710,747

NET ASSETS APPLICABLE TO 69,762,633 SHARES OUTSTANDING–100.00%	$564,958,451

NET ASSET VALUE–LVIP SSgA DEVELOPED INTERNATIONAL 150 FUND STANDARD CLASS ($418,262,443 / 51,654,509 Shares)	$8.097

NET ASSET VALUE–LVIP SSgA DEVELOPED INTERNATIONAL 150 FUND SERVICE CLASS ($146,696,008 / 18,108,124 Shares)	$8.101

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2012:
Shares of beneficial interest (unlimited authorization–no par)	$567,264,987
Undistributed net investment income	2,516,583
Accumulated net realized loss on investments	(17,345,997)
Net unrealized appreciation of investments and derivatives	12,522,878

Total net assets	$564,958,451

r	Securities have been classified by country of origin. Classification by type of business has been presented on page 11.

■	Securities listed and traded on the Hong Kong Stock Exchange. These securities have significant business operations in China.

†	Non-income producing for the period.

*	Includes $1,335,015 pledged as collateral for futures contracts, $4,374,677 payable for securities purchased and $326,890 payable for fund shares redeemed as of December 31, 2012.

LVIP SSgA Funds–17

LVIP SSgA Developed International 150 Fund

Statement of Net Assets (continued)

The following foreign currency exchange contracts and futures contract were outstanding at December 31, 2012:1

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)	In Exchange For	Settlement Date	Unrealized Appreciation (Depreciation)
MNB	AUD 274,487	USD (285,000)	1/2/13	$268
MNB	CAD 164,197	USD (165,000)	1/3/13	302
MNB	CHF 49,239	USD (53,907)	1/3/13	(121)
MNB	CHF 61,150	USD (66,845)	1/4/13	(46)
MNB	DKK 88,407	USD (15,672)	1/2/13	(34)
MNB	EUR 1,096,657	USD (1,450,000)	1/2/13	(2,825)
MNB	GBP 284,671	USD (460,000)	1/2/13	2,574
MNB	HKD 775,180	USD (100,000)	1/2/13	21
MNB	JPY 58,536,100	USD (680,000)	1/4/13	(5,209)
MNB	NOK 195,426	USD (35,000)	1/2/13	147
MNB	NZD 30,453	USD (25,000)	1/3/13	222
MNB	SEK 293,186	USD (45,000)	1/2/13	97
MNB	SGD 42,802	USD (35,000)	1/2/13	43

				$(4,561)

Futures Contracts

Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
333 mini MSCI EAFE Index	$26,498,350	$26,977,995	3/16/13	$479,645

The use of foreign currency exchange contracts and futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1]	See Note 7 in “Notes to Financial Statements.”

Summary of Abbreviations:

AUD–Australian Dollar

CAD– Canadian Dollar

CHF–Swiss Franc

DKK–Danish Krone

EUR–European Monetary Unit

GBP–British Pound Sterling

HKD–Hong Kong Dollar

JPY–Japanese Yen

MNB–Mellon National Bank

NOK–Norwegian Krone

NZD–New Zealand Dollar

SEK–Swedish Krona

SGD–Singapore Dollar

USD–United States Dollar

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Funds–18

LVIP SSgA Emerging Markets 100 Fund

Statement of Net Assets

December 31, 2012

	Number of Shares	Value (U.S. $)

rCOMMON STOCK–90.68%
Brazil–5.67%
Banco do Brasil	339,126	$4,238,040
BRF-Brasil Foods	238,900	4,920,279
Centrais Eletricas Brasileiras	521,400	1,611,160
Cia Siderurgica Nacional	500,900	2,900,012
MRV Engenharia e Participacoes	679,400	3,973,255
PDG Realty Empreendimentos e Participacoes	1,407,300	2,273,938
Tim Participacoes	740,816	2,965,434
Vale ADR	187,137	3,798,881

		26,680,999

Czech Republic–0.82%
†Telefonica Czech Republic	225,798	3,844,381

		3,844,381

Egypt–1.35%
Commercial International Bank Egypt	980,298	5,328,444
Commercial International Bank GDR	186,743	1,017,749

		6,346,193

■Hong Kong–23.21%
Agile Property Holdings	4,164,000	5,978,595
Bank of China	11,921,100	5,399,278
Bank of Communications	6,233,000	4,767,035
China Communications Construction	4,698,000	4,626,312
China Construction Bank	6,220,000	5,083,452
China Merchants Holdings International	1,407,914	4,598,240
China Mobil	436,500	5,136,999
China Resources Enterprise	1,378,000	5,043,533
†China Yurun Food Group	3,412,000	2,524,525
Citic Pacific	2,801,000	4,238,096
COSCO Pacific	3,122,378	4,527,683
†Country Garden Holdings	12,514,063	6,686,303
Dongfeng Motor Group	2,612,000	4,112,661
GCL-Poly Energy Holdings	16,985,000	3,516,369
†GOME Electrical Appliances Holding	23,357,000	2,826,398
Guangzhou Automobile Group	4,756,000	4,288,343
Industrial & Commercial Bank of China	7,448,000	5,376,210
Kingboard Chemical Holdings	1,348,500	4,869,939
Shanghai Industrial Holdings	1,558,000	5,555,676
Shimao Property Holdings	4,488,000	8,664,317
Sino-Ocean Land Holdings	10,091,041	7,675,037
Yanzhou Coal Mining	2,176,000	3,709,633

		109,204,634

Hungary–2.05%
OTP Bank	272,513	5,137,173
Richter Gedeon	27,565	4,525,803

		9,662,976

	Number of Shares	Value (U.S. $)

rCOMMON STOCK (continued)
India–0.86%
Tata Steel	509,510	$4,027,273

		4,027,273

Indonesia–1.15%
Indofood Sukses Makmur	8,878,500	5,400,825

		5,400,825

Malaysia–2.63%
IOI	2,704,500	4,520,711
Kuala Lumpur Kepong	587,300	4,627,803
PPB Group	855,800	3,246,331

		12,394,845

Poland–3.28%
KGHM Polska Miedz	104,592	6,468,814
PGE	762,262	4,502,216
Tauron Polska Energia	2,895,217	4,452,247

		15,423,277

Republic of Korea–16.31%
†BS Financial Group	401,502	5,010,889
†Daewoo Shipbuilding & Marine Engineering	176,360	4,552,346
DGB Financial Group	359,613	4,938,122
†Hanwha Chemical	199,270	3,472,302
†Hyundai Heavy Industries	16,639	3,810,439
†Hyundai Motor	22,913	4,754,179
†Industrial Bank of Korea	388,580	4,372,569
†Kangwon Land	216,320	5,950,733
†Korea Exchange Bank	616,979	4,442,837
†KT&G	67,745	5,146,286
POSCO	14,056	4,634,633
†Samsung Card	135,382	4,670,347
Shinhan Financial Group	122,150	4,499,535
†SK Holdings	36,894	6,280,155
SK Telecom	39,014	5,598,972
†Woori Finance Holdings	411,070	4,615,347

		76,749,691

Russia–4.57%
†=Federal Grid Unified Energy System	436,145,348	2,878,559
Gazprom ADR	391,411	3,783,164
LUKOIL ADR	77,498	5,203,286
Severstal GDR	359,057	4,461,635
Tatneft ADR	116,579	5,190,464

		21,517,108

South Africa–5.50%
Aveng	948,609	3,440,469
Imperial Holdings	237,969	5,627,849
MMI Holdings	2,082,820	5,492,407
Netcare	2,590,526	6,029,137

LVIP SSgA Funds–19

LVIP SSgA Emerging Markets 100 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

rCOMMON STOCK (continued)
South Africa (continued)
Tiger Brands	137,026	$5,298,852

		25,888,714

Taiwan–20.11%
Asia Cement	4,064,654	5,242,669
China Petrochemical Development	5,027,025	3,136,551
Chinatrust Financial Holding	8,323,824	4,944,806
Chunghwa Telecom	1,561,000	5,080,554
Compal Electronics	4,305,030	2,913,374
Epistar	1,851,000	3,388,099
Far Eastern New Century	4,280,460	4,910,446
Formosa Chemicals & Fibre	1,615,000	4,190,188
Formosa Plastics	1,601,000	4,349,454
Lite-On Technology	3,992,788	5,324,254
Mega Financial Holding	6,904,964	5,403,613
Novatek Microelectronics	1,576,000	6,433,478
Pou Chen	5,526,000	5,816,068
Taishin Financial Holding	13,101,391	5,231,794
Taiwan Cement	4,101,051	5,521,088
Unimicron Technology	3,803,000	4,059,851
Uni-President Enterprises	3,708,631	6,825,928
United Microelectronics	9,636,000	3,891,175
Wistron	3,286,733	3,437,777
WPG Holdings	3,460,000	4,523,654

		94,624,821

Thailand–1.86%
Charoen Pokphand Foods	2,212,500	2,439,460
Charoen Pokphand Foods NDVR	1,692,200	1,874,299
Thai Oil	1,257,100	2,772,109
Thai Oil NDVR	749,000	1,670,636

		8,756,504

Turkey–1.31%
Haci Omer Sabanci Holding	1,117,544	6,190,300

		6,190,300

Total Common Stock (Cost $407,035,320)		426,712,541

	Number of Shares	Value (U.S. $)

PREFERRED STOCK–7.09%
Brazil–4.95%
Bradespar 5.89%	252,300	$4,043,451
Centrais Eletricas Brasileiras Class B 15.94%	376,185	1,924,539
Cia Paranaense de Energia Class B 4.16%	201,700	3,121,255
Eletropaulo Metropolitana Eletricidade de Sao Paulo 25.19%	233,361	1,913,822
Petroleo Brasileiro 1.63%	377,000	3,592,404
Telefonica Brasil 4.06%	155,895	3,728,999
Usinas Siderurgicas de Minas Gerais Class A 0.72%	716,128	4,474,708
Vale 5.72%	24,900	496,784

		23,295,962

Russia–2.14%
=Surgutneftegas 10.49%	6,814,075	4,476,847
=Transneft 1.01%	2,465	5,602,206

		10,079,053

Total Preferred Stock (Cost $39,131,065)		33,375,015

MONEY MARKET MUTUAL FUND–2.03%
Dreyfus Treasury & Agency Cash Management Fund	9,542,656	9,542,656

Total Money Market Mutual Fund (Cost $9,542,656)		9,542,656

TOTAL VALUE OF SECURITIES–99.80% (Cost $455,709,041)	469,630,212
«RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.20%	950,954

NET ASSETS APPLICABLE TO 45,042,518 SHARES OUTSTANDING–100.00%	$470,581,166

NET ASSET VALUE–LVIP SSgA EMERGING MARKETS 100 FUND STANDARD CLASS ($280,611,668 / 26,859,807 Shares)	$10.447

NET ASSET VALUE–LVIP SSgA EMERGING MARKETS 100 FUND SERVICE CLASS ($189,969,498 / 18,182,711 Shares)	$10.448

LVIP SSgA Funds–20

LVIP SSgA Emerging Markets 100 Fund

Statement of Net Assets (continued)

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2012:
Shares of beneficial interest (unlimited authorization–no par)	$475,733,935
Undistributed net investment income	825,374
Accumulated net realized loss on investments	(20,137,202)
Net unrealized appreciation of investments and derivatives	14,159,059

Total net assets	$470,581,166

r	Securities have been classified by country of origin. Classification by type of business has been presented on page 12.

■	Securities listed and traded on the Hong Kong Stock Exchange. These securities have significant business operations in China.

†	Non-income producing for the period.

«	Includes $331,010 pledged as collateral for futures contracts, $124,575 payable for securities purchased and $433,180 payable for fund shares redeemed as of December 31, 2012.

=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At December 31, 2012, the aggregate value of the fair valued securities was $12,957,612, which represented 2.75% of the Fund’s net assets. See Note 1 in “Notes to Financial Statements.”

The following futures contracts were outstanding at December 31, 2012:1

Futures Contracts

Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
158 mini MSCI Emerging Markets Index	$8,247,116	$8,480,650	3/16/13	$233,534

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1]	See Note 7 in “Notes to Financial Statements.”

Summary of Abbreviations:

ADR–American Depositary Receipt

GDR–Global Depositary Receipt

NVDR–Non-Voting Depositary Receipt

LVIP SSgA Funds–21

LVIP SSgA Large Cap 100 Fund

Statement of Net Assets

December 31, 2012

	Number of Shares	Value (U.S. $)

COMMON STOCK–97.08%
Aerospace & Defense–4.19%
†Engility Holdings	16,588	$319,485
General Dynamics	95,940	6,645,764
L-3 Communications Holdings	99,530	7,625,989
Northrop Grumman	115,280	7,790,622
Raytheon	133,390	7,677,928

		30,059,788

Auto Components–1.91%
Autoliv	105,050	7,079,320
Johnson Controls	216,810	6,656,067

		13,735,387

Automobiles–1.02%
Ford Motor	563,769	7,300,809

		7,300,809

Beverages–2.00%
Dr Pepper Snapple Group	175,070	7,734,593
Molson Coors Brewing Class B	155,570	6,656,840

		14,391,433

Capital Markets–1.04%
Bank of New York Mellon	291,759	7,498,206

		7,498,206

Commercial Banks–4.11%
Fifth Third Bancorp	501,139	7,612,301
Huntington Bancshares	1,091,638	6,975,567
KeyCorp	828,359	6,974,783
M&T Bank	81,040	7,980,009

		29,542,660

Commercial Services & Supplies–1.89%
Republic Services	230,430	6,758,512
Waste Management	201,370	6,794,224

		13,552,736

Communications Equipment–0.91%
Cisco Systems	332,889	6,541,269

		6,541,269

Computers & Peripherals–1.45%
Hewlett-Packard	295,429	4,209,863
†SanDisk	141,990	6,185,084

		10,394,947

Diversified Financial Services–2.83%
CME Group	121,700	6,171,407
JPMorgan Chase	153,170	6,734,885
NYSE Euronext	234,630	7,400,230

		20,306,522

Diversified Telecommunication Services–1.69%
CenturyLink	182,210	7,128,055

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Diversified Telecommunication Services (continued)
Windstream	601,259	$4,978,425

		12,106,480

Electric Utilities–4.74%
American Electric Power	182,510	7,789,527
Duke Energy	111,686	7,125,567
Entergy	104,780	6,679,725
Exelon	179,590	5,341,007
PPL	249,140	7,132,878

		34,068,704

Electronic Equipment, Instruments & Components–0.88%
Corning	500,039	6,310,492

		6,310,492

Energy Equipment & Services–0.96%
Baker Hughes	167,890	6,856,628

		6,856,628

Food & Staples Retailing–4.09%
Safeway	348,409	6,302,719
Sysco	235,770	7,464,478
Walgreen	210,220	7,780,242
Wal-Mart Stores	115,090	7,852,591

		29,400,030

Food Products–2.99%
Archer-Daniels-Midland	222,350	6,090,167
Bunge	102,920	7,481,255
ConAgra Foods	268,100	7,908,950

		21,480,372

Health Care Equipment & Supplies–2.06%
Covidien	128,740	7,433,448
Medtronic	179,660	7,369,653

		14,803,101

Health Care Providers & Services–5.35%
Aetna	140,410	6,500,983
Cardinal Health	163,360	6,727,165
CIGNA	143,010	7,645,315
Humana	76,150	5,226,175
UnitedHealth Group	119,490	6,481,138
WellPoint	95,370	5,809,940

		38,390,716

Hotels, Restaurants & Leisure–3.12%
Carnival	219,490	8,070,647
Darden Restaurants	137,610	6,202,083
Royal Caribbean Cruises	239,260	8,134,840

		22,407,570

LVIP SSgA Funds–22

LVIP SSgA Large Cap 100 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Household Durables–1.30%
Whirlpool	91,630	$9,323,353

		9,323,353

Industrial Conglomerates–1.03%
General Electric	350,849	7,364,321

		7,364,321

Insurance–5.83%
AFLAC	153,110	8,133,203
†American International Group	228,340	8,060,402
CNA Financial	240,090	6,724,921
MetLife	188,510	6,209,519
Principal Financial Group	238,580	6,804,302
Prudential Financial	111,070	5,923,363

		41,855,710

IT Services–1.03%
Fidelity National Information Services	212,620	7,401,302

		7,401,302

Leisure Equipment & Products–1.07%
Mattel	209,220	7,661,636

		7,661,636

Machinery–3.13%
Dover	111,870	7,350,978
Eaton	141,280	7,657,376
Illinois Tool Works	123,260	7,495,441

		22,503,795

Media–3.50%
Time Warner	186,510	8,920,773
Time Warner Cable	86,380	8,395,272
Viacom Class B	148,340	7,823,452

		25,139,497

Metals & Mining–2.41%
Cliffs Natural Resources	101,710	3,921,938
Freeport-McMoRan Copper & Gold	185,080	6,329,736
Nucor	163,960	7,079,793

		17,331,467

Multiline Retail–2.80%
Kohl’s	140,700	6,047,286
Macy’s	177,220	6,915,124
Target	120,810	7,148,328

		20,110,738

Multi-Utilities–0.92%
Ameren	216,130	6,639,514

		6,639,514

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Office Electronics–0.83%
Xerox	871,368	$5,942,730

		5,942,730

Oil, Gas & Consumable Fuels–8.77%
Chesapeake Energy	303,879	5,050,469
Chevron	65,670	7,101,554
ConocoPhillips	92,660	5,373,353
HollyFrontier	219,000	10,194,450
Marathon Oil	222,120	6,810,199
Marathon Petroleum	162,420	10,232,453
Peabody Energy	243,110	6,469,157
Phillips 66	46,330	2,460,123
Valero Energy	273,180	9,320,902

		63,012,660

Paper & Forest Products–2.10%
International Paper	200,600	7,991,904
MeadWestvaco	222,880	7,103,186

		15,095,090

Pharmaceuticals–3.33%
Lilly (Eli)	174,810	8,621,629
Merck	183,370	7,507,168
Pfizer	310,679	7,791,829

		23,920,626

Real Estate Investment Trusts–0.96%
American Capital Agency	238,320	6,896,981

		6,896,981

Road & Rail–1.82%
CSX	327,219	6,456,031
Norfolk Southern	106,970	6,615,025

		13,071,056

Semiconductors & Semiconductor Equipment–4.51%
Analog Devices	174,330	7,332,320
Applied Materials	566,009	6,475,143
Intel	250,450	5,166,784
KLA-Tencor	129,400	6,180,144
Maxim Integrated Products	246,250	7,239,750

		32,394,141

Software–2.41%
Activision Blizzard	549,269	5,833,237
CA	255,450	5,614,791
Microsoft	218,340	5,836,228

		17,284,256

Specialty Retail–1.18%
Best Buy	297,319	3,523,230
Staples	435,139	4,960,585

		8,483,815

LVIP SSgA Funds–23

LVIP SSgA Large Cap 100 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Thrift & Mortgage Finance–0.92%
New York Community Bancorp	506,199	$6,631,207

		6,631,207

Total Common Stock (Cost $673,016,102)		697,211,745

MONEY MARKET MUTUAL FUND–2.73%
Dreyfus Treasury & Agency Cash Management Fund	19,622,526	19,622,526

Total Money Market Mutual Fund (Cost $19,622,526)		19,622,526

	Principal Amount°	Value (U.S. $)

SHORT-TERM INVESTMENTS–0.24%
U.S. Treasury Obligations–0.24%
U.S. Treasury Bills
^¥ 0.08% 1/3/13	505,000	$505,000
^¥ 0.085% 3/7/13	1,220,000	1,219,935

Total Short-Term Investments (Cost $1,724,811)		1,724,935

TOTAL VALUE OF SECURITIES–100.05% (Cost $694,363,439)	718,559,206
«LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.05%)	(335,752)

NET ASSETS APPLICABLE TO 62,496,585 SHARES OUTSTANDING–100.00%	$718,223,454

NET ASSET VALUE–LVIP SSgA LARGE CAP 100 FUND STANDARD CLASS ($428,018,007 / 37,243,264 Shares)	$11.492

NET ASSET VALUE–LVIP SSgA LARGE CAP 100 FUND SERVICE CLASS ($290,205,447 / 25,253,321 Shares)	$11.492

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2012:
Shares of beneficial interest (unlimited authorization–no par)	$651,367,070
Undistributed net investment income	6,170,065
Accumulated net realized gain on investments.	36,527,988
Net unrealized appreciation of investments and derivatives.	24,158,331

Total net assets	$718,223,454

†	Non-income producing for the period.

«	Of this amount, $2,608,108 represents payable for securities purchased and $36,050 represents payable for fund shares redeemed as of December 31, 2012.

^	Zero coupon security. The rate shown is the yield at the time of purchase.

°	Principal amount shown is stated in U.S. Dollars unless noted that the security is denominated in another currency.

¥	Fully or partially pledged as collateral for futures contracts.

The following futures contracts were outstanding at December 31, 2012:1

Futures Contracts

Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
267 S&P 500 E-mini	$18,995,771	$18,958,335	3/16/13	$(37,436)

The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional value presented above represents the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1]	See Note 7 in “Notes to Financial Statements.”

LVIP SSgA Funds–24

LVIP SSgA Small-Mid Cap 200 Fund

Statement of Net Assets

December 31, 2012

	Number of Shares	Value (U.S. $)

COMMON STOCK–98.15%
Aerospace & Defense–2.48%
AAR	44,360	$828,645
Alliant Techsystems	16,180	1,002,513
Curtiss-Wright	21,820	716,351
Exelis	65,050	733,114
National Presto Industries	10,720	740,752

		4,021,375

Auto Components–3.03%
Cooper Tire & Rubber	53,180	1,348,645
†Exide Technologies	258,691	884,723
Lear	17,380	814,079
Standard Motor Products	45,720	1,015,898
Superior Industries International	41,640	849,456

		4,912,801

Capital Markets–5.48%
Ares Capital	50,787	888,766
BlackRock Kelso Capital	82,580	830,755
Fifth Street Finance	85,282	888,635
Golub Capital	54,157	865,431
Hercules Technology Growth Capital	73,764	820,993
Main Street Capital	1	31
New Mountain Finance	60,281	898,181
Prospect Capital	75,027	815,546
Solar Capital	36,708	877,688
THL Credit	63,000	931,770
Triangle Capital	41,936	1,068,960

		8,886,756

Chemicals–2.28%
FutureFuel	73,770	873,437
Huntsman	57,620	916,158
Olin	37,360	806,602
Quaker Chemical	20,470	1,102,514

		3,698,711

Commercial Banks–2.14%
First Community Bancshares	60,440	965,227
First Niagara Financial Group	82,750	656,208
Renasant	49,770	952,598
Wesbanco	40,360	896,799

		3,470,832

Commercial Services & Supplies–2.68%
ABM Industries	33,340	665,133
Ennis	51,400	795,158
Intersections	63,590	602,833
NL Industries	54,630	625,514
Schawk	64,460	848,294
United Stationers	26,060	807,599

		4,344,531

Communications Equipment–1.38%
Comtech Telecommunications	24,720	627,394

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Communications Equipment (continued)
Harris	17,990	$880,790
†Oplink Communications	47,210	735,532

		2,243,716

Computers & Peripherals–0.35%
Lexmark International Class A	24,320	563,981

		563,981

Construction & Engineering–0.99%
†Layne Christensen	36,380	882,943
†Tutor Perini	52,230	715,551

		1,598,494

Containers & Packaging–0.40%
Greif Class A	14,430	642,135

		642,135

Distributor–0.25%
†VOXX International Class A	59,480	400,300

		400,300

Diversified Consumer Services–0.98%
DeVry	23,890	566,910
Stewart Enterprises Class A	133,470	1,019,711

		1,586,621

Diversified Telecommunication Services–0.51%
Frontier Communications	194,420	832,118

		832,118

Electric Utilities–2.66%
Empire District Electric	39,680	808,678
Pepco Holdings	42,760	838,524
Portland General Electric	32,450	887,832
UNS Energy	22,160	940,027
Westar Energy	29,040	831,125

		4,306,186

Electrical Equipment–0.45%
Preformed Line Products	12,420	737,996

		737,996

Electronic Equipment, Instruments & Components–7.19%
†Arrow Electronics	19,310	735,325
AVX	61,430	662,215
CTS	77,310	821,805
Electro Rent	44,170	679,335
Electro Scientific Industries	53,970	537,002
†Ingram Micro	43,880	742,450
Jabil Circuit	32,060	618,437
†Kemet	86,130	433,234
Littelfuse	12,900	796,059
Methode Electronics	87,300	875,619
Molex	28,650	783,005
PC Connection	98,320	1,130,680

LVIP SSgA Funds–25

LVIP SSgA Small-Mid Cap 200 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Electronic Equipment, Instruments & Components (continued)
†Power-One	177,570	$729,813
†Synnex	21,260	730,919
†Tech Data	14,890	677,942
†Vishay Intertechnology	66,330	705,088

		11,658,928

Energy Equipment & Services–1.51%
Bristow Group	16,980	911,147
Patterson-UTI Energy	47,060	876,728
Tidewater	14,960	668,413

		2,456,288

Food & Staples Retailing–1.75%
Andersons	16,590	711,711
Ingles Markets Class A	46,140	796,376
Nash Finch	28,400	604,352
Weis Markets	18,540	726,212

		2,838,651

Food Products–0.88%
Diamond Foods	35,640	487,199
Fresh Del Monte Produce	35,370	932,000

		1,419,199

Health Care Equipment & Supplies–4.41%
Analogic	12,030	893,829
Atrion	3,840	752,640
Cooper	9,910	916,477
Hill-Rom Holdings	24,110	687,135
STERIS	25,610	889,435
Teleflex	13,200	941,292
West Pharmaceutical Services	19,020	1,041,345
Young Innovations	26,170	1,031,360

		7,153,513

Health Care Providers & Services–7.68%
Almost Family	31,290	633,935
Assisted Living Concepts Class A	48,960	477,360
Chemed	12,920	886,183
Community Health Systems	36,390	1,118,629
Coventry Health Care	22,720	1,018,538
Ensign Group	29,920	813,525
†LifePoint Hospitals	20,590	777,273
National Healthcare	17,710	832,724
Omnicare	22,770	821,997
Owens & Minor	26,670	760,362
Patterson	24,280	831,104
†PharMerica	65,210	928,590
†Triple-S Management Class B	34,870	644,049
U.S. Physical Therapy	35,090	966,379
Universal Health Services Class B	19,330	934,606

		12,445,254

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Hotels, Restaurants & Leisure–1.03%
Bob Evans Farms	21,420	$861,084
Marcus	64,340	802,320

		1,663,404

Household Durables–0.55%
American Greetings Class A	52,540	887,401

		887,401

Insurance–4.73%
American Equity Investment Life Holding	63,720	778,021
American National Insurance	11,180	763,482
Assurant	19,940	691,918
Horace Mann Educators	45,950	917,162
Kansas City Life Insurance	25,182	960,945
Meadowbrook Insurance Group	87,200	504,016
Protective Life	27,450	784,521
Reinsurance Group of America	13,590	727,337
Symetra Financial	69,980	908,340
Tower Group	36,100	641,497

		7,677,239

Internet Software & Services–1.86%
EarthLink	101,890	658,209
j2 Global	28,260	864,191
Keynote Systems	40,710	573,604
United Online	165,730	926,431

		3,022,435

IT Services–1.39%
Booz Allen Hamilton Holding	47,410	659,947
Convergys	60,500	992,805
Mantech International Class A	23,400	606,996

		2,259,748

Machinery–4.11%
Alamo Group	27,030	882,259
Ampco-Pittsburgh	40,390	806,992
Cascade	16,070	1,033,301
Douglas Dynamics	58,860	846,995
Foster (L.B.) Class A	28,370	1,232,393
Hyster-Yale Materials Handling	13,900	678,320
Kaydon	31,780	760,495
NACCO Industries Class A	6,950	421,796

		6,662,551

Marine–0.27%
†Genco Shipping & Trading	126,760	442,392

		442,392

Media–2.88%
†Entercom Communications Class A	124,780	870,964
Gannett	52,910	952,909
Harte-Hanks	89,450	527,755

LVIP SSgA Funds–26

LVIP SSgA Small-Mid Cap 200 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Media (continued)
Interpublic Group	70,720	$779,334
Meredith	24,910	858,150
Scholastic	22,910	677,220

		4,666,332

Metals & Mining–2.62%
Hecla Mining	175,240	1,021,649
Olympic Steel	33,890	750,325
Schnitzer Steel Industries	20,400	618,732
Steel Dynamics	55,950	768,194
Worthington Industries	42,080	1,093,659

		4,252,559

Multiline Retail–1.12%
Dillard’s Class A	12,890	1,079,795
Fred’s Class A	55,680	741,101

		1,820,896

Oil, Gas & Consumable Fuels–5.07%
Alon USA Energy	89,270	1,614,884
Arch Coal	75,610	553,465
Delek U.S. Holdings	52,090	1,318,919
Energen	16,420	740,378
EXCO Resources	122,140	826,888
†Green Plains Renewable Energy	74,700	590,877
Penn Virginia	177,620	783,304
†Quicksilver Resources	161,440	461,718
Tesoro	30,130	1,327,227

		8,217,660

Paper & Forest Products–0.44%
Domtar	8,510	710,755

		710,755

Professional Services–1.15%
†Dolan	88,540	344,421
Kelly Services Class A	50,940	801,796
Manpower	17,080	724,875

		1,871,092

Real Estate Investment Trusts–8.24%
Anworth Mortgage Asset	122,680	709,090
Apollo Commercial Real Estate Finance	51,950	843,149
Capstead Mortgage	61,580	706,323
Chimera Investment	287,581	750,586
Colony Financial	49,280	960,960
Commonwealth REIT	43,730	692,683
CreXus Investment	78,040	955,990
CYS Investments	62,130	733,755
Dynex Capital	85,140	803,722
Hatteras Financial	29,120	722,467
Invesco Mortgage Capital	45,900	904,689
MFA Financial	108,080	876,529

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Real Estate Investment Trusts (continued)
PennyMac Mortgage Investment Trust	43,270	$1,094,298
Resource Capital	149,750	838,600
Starwood Property Trust	38,430	882,353
Two Harbors Investment	79,600	881,968

		13,357,162

Semiconductors & Semiconductor Equipment–2.31%
Brooks Automation	66,000	531,300
Cohu	71,610	776,252
†Integrated Silicon Solution	72,950	656,550
Intersil Class A	71,940	596,383
MKS Instruments	27,520	709,466
†Rubicon Technology	77,350	472,609

		3,742,560

Specialty Retail–4.15%
Cato Class A	29,160	799,859
Destination Maternity	43,410	935,920
GameStop Class A	37,140	931,843
Guess	25,790	632,887
Haverty Furniture	72,740	1,186,389
RadioShack	129,620	274,794
Rent-A-Center	21,480	738,053
Stage Stores	49,760	1,233,053

		6,732,798

Textiles, Apparel & Luxury Goods–1.00%
Columbia Sportswear	16,990	906,586
Jones Group	64,450	712,817

		1,619,403

Thrift & Mortgage Finance–1.75%
Astoria Financial	82,110	768,550
Flushing Financial	60,240	924,082
Radian Group	186,170	1,137,499

		2,830,131

Tobacco–0.53%
Universal	17,360	866,438

		866,438

Trading Companies & Distributors–2.57%
Aceto	85,380	857,215
GATX	20,120	871,196
SeaCube Container Leasing	46,960	885,196
TAL International Group	22,020	801,088
Textainer Group Holdings	23,930	752,838

		4,167,533

LVIP SSgA Funds–27

LVIP SSgA Small-Mid Cap 200 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Wireless Telecommunication Services–0.90%
Telephone & Data Systems	34,970	$774,236
USA Mobility	58,150	679,192

		1,453,428

Total Common Stock (Cost $153,351,456)		159,142,303

MONEY MARKET MUTUAL FUND–1.09%
Dreyfus Treasury & Agency Cash Management Fund	1,762,399	1,762,399

Total Money Market Mutual Fund (Cost $1,762,399)		1,762,399

	Principal Amount°	Value (U.S. $)

SHORT-TERM INVESTMENT–0.06%
U.S. Treasury Obligations–0.06%
U.S. Treasury Bill
^¥0.085% 3/7/13	100,000	$99,995

Total Short-Term Investment (Cost $99,985)		99,995

TOTAL VALUE OF SECURITIES–99.30% (Cost $155,213,840)	161,004,697
«RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.70%	1,133,733

NET ASSETS APPLICABLE TO 12,838,974 SHARES OUTSTANDING–100.00%	$162,138,430

NET ASSET VALUE–LVIP SSgA SMALL-MID CAP 200 FUND STANDARD CLASS ($64,409,316 / 5,100,021 Shares)	$12.629

NET ASSET VALUE–LVIP SSgA SMALL-MID CAP 200 FUND SERVICE CLASS ($97,729,114 / 7,738,953 Shares)	$12.628

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2012:
Shares of beneficial interest (unlimited authorization–no par)	$148,078,005
Undistributed net investment income	2,571,084
Accumulated net realized gain on investments	5,658,183
Net unrealized appreciation of investments and derivatives	5,831,158

Total net assets	$162,138,430

†	Non-income producing for the period.

«	Of this amount, $461,414 represents payable for securities purchased and $40,294 represents payable for fund shares redeemed as of December 31, 2012.

^	Zero coupon security. The rate shown is the yield at the time of purchase.

°	Principal amount shown is stated in U.S. Dollars unless noted that the security is denominated in another currency.

¥	Fully or partially pledged as collateral for futures contracts.

LVIP SSgA Funds–28

LVIP SSgA Small-Mid Cap 200 Fund

Statement of Net Assets (continued)

The following futures contracts were outstanding at December 31, 2012:1

Futures Contracts

Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
14 E-mini S&P MidCap 400	$1,404,355	$1,425,340	3/16/13	$20,985
8 Russell 2000 Mini Index	657,964	677,280	3/16/13	19,316

	$2,062,319			$40,301

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1]	See Note 7 in “Notes to Financial Statements.”

REIT–Real Estate Investment Trust

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Funds–29

LVIP SSgA Funds

Statements of Operations

Year Ended December 31, 2012

	LVIP SSgA Developed International 150 Fund	LVIP SSgA Emerging Markets 100 Fund	LVIP SSgA Large Cap 100 Fund	LVIP SSgA Small-Mid Cap 200 Fund
INVESTMENT INCOME:
Dividends	$17,826,644	$15,529,198	$19,540,214	$6,599,161
Interest	3,566	1,269	751	76
Foreign tax withheld	(1,562,891)	(2,090,093)	—	(181)

	16,267,319	13,440,374	19,540,965	6,599,056

EXPENSES:
Management fees	2,969,566	4,110,377	3,189,362	1,040,591
Distribution fees-Service Class	354,860	453,012	738,638	240,655
Accounting and administration expenses	170,363	162,334	263,997	64,920
Custodian fees	142,995	305,685	9,033	4,831
Professional fees	28,463	28,467	31,235	22,376
Reports and statements to shareholders	21,045	53,731	46,105	23,834
Pricing fees	14,788	20,299	1,835	3,414
Trustees’ fees	8,748	8,211	14,226	3,521
Other	11,013	28,313	14,792	5,904

	3,721,841	5,170,429	4,309,223	1,410,046
Less expenses waived/reimbursed	(1,622,551)	(2,795,951)	(1,249,345)	(488,160)

Total operating expenses	2,099,290	2,374,478	3,059,878	921,886

NET INVESTMENT INCOME	14,168,029	11,065,896	16,481,087	5,677,170

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	(12,443,817)	(18,490,003)	35,211,949	6,418,890
Foreign currencies	493,418	(284,298)	—	—
Foreign currency exchange contracts	(23,071)	(231,140)	—	—
Futures contracts	1,892,955	(524,410)	2,642,963	392,078

Net realized gain (loss)	(10,080,515)	(19,529,851)	37,854,912	6,810,968

Net change in unrealized appreciation (depreciation) of:
Investments	58,309,950	56,540,379	14,988,572	7,075,911
Foreign currencies	10,745	8,417	—	—
Foreign currency exchange contracts	(4,561)	—	—	—
Futures contracts	304,550	233,534	(74,221)	(113,691)

Net change in unrealized appreciation (depreciation)	58,620,684	56,782,330	14,914,351	6,962,220

NET REALIZED AND UNREALIZED GAIN	48,540,169	37,252,479	52,769,263	13,773,188

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$62,708,198	$48,318,375	$69,250,350	$19,450,358

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Funds–30

LVIP SSgA Funds

Statements of Changes in Net Assets

	LVIP SSgA Developed International 150 Fund		LVIP SSgA Emerging Markets 100 Fund		LVIP SSgA large Cap 100 Fund		LVIP SSgA Small-Mid Cap 200 Fund
	Year Ended		Year Ended		Year Ended		Year Ended
	12/31/12	12/31/11	12/31/12	12/31/11	12/31/12	12/31/11	12/31/12	12/31/11
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$14,168,029	$11,064,830	$11,065,896	$8,346,799	$16,481,087	$11,050,083	$5,677,170	$2,990,730
Net realized gain (loss)	(10,080,515)	9,006,532	(19,529,851)	38,057,803	37,854,912	38,345,725	6,810,968	13,203,412
Net unrealized appreciation (depreciation)	58,620,684	(63,221,259)	56,782,330	(93,497,468)	14,914,351	(40,481,019)	6,962,220	(18,574,062)

Net increase (decrease) in net assets resulting from operations	62,708,198	(43,149,897)	48,318,375	(47,092,866)	69,250,350	8,914,789	19,450,358	(2,379,920)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(8,599,256)	(4,652,542)	(6,220,270)	(3,401,839)	(6,443,904)	(3,709,662)	(1,569,121)	(576,774)
Service Class	(3,380,314)	(3,446,513)	(4,396,402)	(4,198,808)	(3,936,236)	(4,093,381)	(2,177,860)	(1,337,203)
Net realized gain on investments:
Standard Class	—	—	(20,084,519)	(9,447,357)	—	—	(4,892,720)	—
Service Class	—	—	(17,919,664)	(13,594,823)	—	—	(7,875,752)	—

	(11,979,570)	(8,099,055)	(48,620,855)	(30,642,827)	(10,380,140)	(7,803,043)	(16,515,453)	(1,913,977)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	232,901,587	141,058,236	212,455,229	99,475,721	192,847,271	141,773,428	27,682,528	34,485,453
Service Class	20,000,962	31,587,161	50,732,359	60,603,288	26,149,136	57,276,821	12,672,989	21,739,934
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	8,599,256	4,652,542	26,304,789	12,849,196	6,443,904	3,709,662	6,461,841	576,774
Service Class	3,380,314	3,446,513	22,316,066	17,793,631	3,936,236	4,093,381	10,053,612	1,337,203

	264,882,119	180,744,452	311,808,443	190,721,836	229,376,547	206,853,292	56,870,970	58,139,364

Cost of shares repurchased:
Standard Class	(32,527,608)	(40,877,122)	(83,364,500)	(33,446,509)	(32,641,399)	(56,545,096)	(7,745,999)	(5,249,950)
Service Class	(35,008,410)	(22,589,972)	(48,193,822)	(46,826,339)	(62,370,338)	(77,896,657)	(20,700,989)	(24,925,537)

	(67,536,018)	(63,467,094)	(131,558,322)	(80,272,848)	(95,011,737)	(134,441,753)	(28,446,988)	(30,175,487)

Increase in net assets derived from capital share transactions	197,346,101	117,277,358	180,250,121	110,448,988	134,364,810	72,411,539	28,423,982	27,963,877

NET INCREASE IN NET ASSETS.	248,074,729	66,028,406	179,947,641	32,713,295	193,235,020	73,523,285	31,358,887	23,669,980
NET ASSETS:
Beginning of year	316,883,722	250,855,316	290,633,525	257,920,230	524,988,434	451,465,149	130,779,543	107,109,563

End of year	$564,958,451	$316,883,722	$470,581,166	$290,633,525	$718,223,454	$524,988,434	$162,138,430	$130,779,543

Undistributed net investment income	$2,516,583	$3,286,297	$825,374	$695,524	$6,170,065	$3,369,731	$2,571,084	$1,169,827

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Funds–31

LVIP SSgA Developed International 150 Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Developed International 150 Fund Standard Class
	Year Ended
	12/31/12	12/31/11	12/31/10	12/31/09	5/1/08[1] to 12/31/08
Net asset value, beginning of period	$7.314	$8.551	$8.067	$5.650	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.275	0.316	0.220	0.154	0.143
Net realized and unrealized gain (loss)	0.714	(1.349)	0.363	2.370	(4.421)

Total from investment operations	0.989	(1.033)	0.583	2.524	(4.278)

Less dividends and distributions from:
Net investment income	(0.206)	(0.204)	(0.099)	(0.107)	(0.072)

Total dividends and distributions	(0.206)	(0.204)	(0.099)	(0.107)	(0.072)

Net asset value, end of period	$8.097	$7.314	$8.551	$8.067	$5.650

Total return[3]	13.64%	(12.13% )	7.26%	44.72%	(42.73% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$418,262	$174,904	$99,086	$557	$75
Ratio of expenses to average net assets	0.44%	0.47%	0.52%	0.51%	0.51%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.85%	0.87%	0.93%	1.10%	2.79%
Ratio of net investment income to average net assets	3.66%	3.83%	2.67%	2.21%	3.17%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	3.25%	3.43%	2.26%	1.62%	0.89%
Portfolio turnover	53%	60%	47%	42%	1%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Funds–32

LVIP SSgA Developed International 150 Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Developed International 150 Fund Service Class
	Year Ended				5/1/08[1] to 12/31/08
	12/31/12	12/31/11	12/31/10	12/31/09
Net asset value, beginning of period	$7.319	$8.554	$8.070	$5.654	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.255	0.299	0.193	0.136	0.132
Net realized and unrealized gain (loss)	0.714	(1.351)	0.370	2.370	(4.419)

Total from investment operations	0.969	(1.052)	0.563	2.506	(4.287)

Less dividends and distributions from:
Net investment income	(0.187)	(0.183)	(0.079)	(0.090)	(0.059)

Total dividends and distributions	(0.187)	(0.183)	(0.079)	(0.090)	(0.059)

Net asset value, end of period	$8.101	$7.319	$8.554	$8.070	$5.654

Total return[3]	13.37%	(12.35% )	7.00%	44.33%	(42.82% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$146,696	$141,980	$151,769	$78,531	$23,353
Ratio of expenses to average net assets	0.69%	0.72%	0.77%	0.76%	0.76%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.10%	1.12%	1.18%	1.35%	3.04%
Ratio of net investment income to average net assets	3.41%	3.58%	2.42%	1.96%	2.92%
Ratio of net investment income to average net assets prior to expenses waived/ reimbursed	3.00%	3.18%	2.01%	1.37%	0.64%
Portfolio turnover	53%	60%	47%	42%	1%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Funds–33

LVIP SSgA Emerging Markets 100 Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Emerging Markets 100 Fund Standard Class
	Year Ended				6/18/08[1] to 12/31/08
	12/31/12	12/31/11	12/31/10	12/31/09
Net asset value, beginning of period	$10.564	$13.963	$11.042	$5.874	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.327	0.397	0.252	0.183	0.098
Net realized and unrealized gain (loss)	0.899	(2.406)	2.809	5.098	(4.176)

Total from investment operations	1.226	(2.009)	3.061	5.281	(4.078)

Less dividends and distributions from:
Net investment income	(0.273)	(0.323)	(0.140)	(0.113)	(0.048)
Net realized gain	(1.070)	(1.067)	—	—	—

Total dividends and distributions	(1.343)	(1.390)	(0.140)	(0.113)	(0.048)

Net asset value, end of period	$10.447	$10.564	$13.963	$11.042	$5.874

Total return[3]	12.66%	(14.93% )	27.77%	89.89%	(40.73% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$280,612	$124,765	$78,907	$24,022	$162
Ratio of expenses to average net assets	0.51%	0.52%	0.58%	0.68%	0.70%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.25%	1.26%	1.30%	1.43%	3.90%
Ratio of net investment income to average net assets	3.05%	3.10%	2.09%	2.06%	2.72%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	2.31%	2.36%	1.37%	1.31%	(0.48% )
Portfolio turnover	61%	58%	58%	29%	1%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Funds–34

LVIP SSgA Emerging Markets 100 Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Emerging Markets 100 Fund Service Class
	12/31/12	Year Ended		12/31/09	6/18/08[1] to 12/31/08
		12/31/11	12/31/10
Net asset value, beginning of period	$10.564	$13.961	$11.044	$5.877	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.303	0.370	0.219	0.161	0.089
Net realized and unrealized gain (loss)	0.897	(2.410)	2.808	5.096	(4.174)

Total from investment operations	1.200	(2.040)	3.027	5.257	(4.085)

Less dividends and distributions from:
Net investment income	(0.246)	(0.290)	(0.110)	(0.090)	(0.038)
Net realized gain	(1.070)	(1.067)	—	—	—

Total dividends and distributions	(1.316)	(1.357)	(0.110)	(0.090)	(0.038)

Net asset value, end of period	$10.448	$10.564	$13.961	$11.044	$5.877

Total return[3]	12.39%	(15.15% )	27.44%	89.47%	(40.82% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$189,969	$165,869	$179,013	$95,757	$19,006
Ratio of expenses to average net assets	0.76%	0.77%	0.83%	0.93%	0.95%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.50%	1.51%	1.55%	1.68%	4.15%
Ratio of net investment income to average net assets	2.80%	2.85%	1.84%	1.81%	2.47%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	2.06%	2.11%	1.12%	1.06%	(0.73% )
Portfolio turnover	61%	58%	58%	29%	1%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Funds–35

LVIP SSgA Large Cap 100 Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Large Cap 100 Fund Standard Class
	Year Ended				5/1/08[1] to 12/31/08
	12/31/12	12/31/11	12/31/10	12/31/09
Net asset value, beginning of period	$10.408	$10.340	$8.774	$6.560	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.313	0.252	0.256	0.183	0.192
Net realized and unrealized gain (loss)	0.954	(0.012)	1.425	2.131	(3.593)

Total from investment operations	1.267	0.240	1.681	2.314	(3.401)

Less dividends and distributions from:
Net investment income	(0.183)	(0.172)	(0.115)	(0.100)	(0.039)

Total dividends and distributions	(0.183)	(0.172)	(0.115)	(0.100)	(0.039)

Net asset value, end of period	$11.492	$10.408	$10.340	$8.774	$6.560

Total return[3]	12.22%	2.32%	19.19%	35.32%	(34.00% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$428,018	$232,306	$145,208	$698	$174
Ratio of expenses to average net assets	0.38%	0.39%	0.41%	0.46%	0.46%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.58%	0.59%	0.59%	0.61%	0.95%
Ratio of net investment income to average net assets	2.80%	2.39%	2.63%	2.47%	4.00%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.60%	2.19%	2.45%	2.32%	3.51%
Portfolio turnover	43%	45%	133%	36%	8%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Funds–36

LVIP SSgA Large Cap 100 Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Large Cap 100 Fund Service Class
	Year Ended				5/1/08[1] to 12/31/08
	12/31/12	12/31/11	12/31/10	12/31/09
Net asset value, beginning of period	$10.408	$10.340	$8.775	$6.564	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.284	0.227	0.225	0.165	0.180
Net realized and unrealized gain (loss)	0.956	(0.013)	1.431	2.127	(3.592)

Total from investment operations	1.240	0.214	1.656	2.292	(3.412)

Less dividends and distributions from:
Net investment income	(0.156)	(0.146)	(0.091)	(0.081)	(0.024)

Total dividends and distributions	(0.156)	(0.146)	(0.091)	(0.081)	(0.024)

Net asset value, end of period	$11.492	$10.408	$10.340	$8.775	$6.564

Total return[3]	11.95%	2.07%	18.90%	34.96%	(34.11%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$290,205	$292,682	$306,257	$150,936	$37,381
Ratio of expenses to average net assets	0.63%	0.64%	0.66%	0.71%	0.71%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.83%	0.84%	0.84%	0.86%	1.20%
Ratio of net investment income to average net assets	2.55%	2.14%	2.38%	2.22%	3.75%
Ratio of net investment income to average net assets prior to expenses waived/ reimbursed	2.35%	1.94%	2.20%	2.07%	3.26%
Portfolio turnover	43%	45%	133%	36%	8%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Funds–37

LVIP SSgA Small-Mid Cap 200 Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Small-Mid Cap 200 Fund Standard Class
	Year Ended
	12/31/12	12/31/11	12/31/10	12/31/09	5/1/08[1] to 12/31/08
Net asset value, beginning of period	$12.366	$12.858	$10.226	$6.839	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.500	0.343	0.363	0.243	0.184
Net realized and unrealized gain (loss)	1.166	(0.627)	2.470	3.283	(3.278)

Total from investment operations	1.666	(0.284)	2.833	3.526	(3.094)

Less dividends and distributions from:
Net investment income	(0.319)	(0.208)	(0.201)	(0.139)	(0.067)
Net realized gain	(1.084)	—	—	—	—

Total dividends and distributions	(1.403)	(0.208)	(0.201)	(0.139)	(0.067)

Net asset value, end of period	$12.629	$12.366	$12.858	$10.226	$6.839

Total return[3]	13.83%	(2.21% )	27.75%	51.66%	(30.92% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$64,409	$37,326	$8,415	$2,049	$368
Ratio of expenses to average net assets	0.45%	0.48%	0.51%	0.46%	0.46%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.77%	0.79%	0.81%	0.86%	1.35%
Ratio of net investment income to average net assets	3.92%	2.76%	3.16%	2.93%	3.45%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	3.60%	2.45%	2.86%	2.53%	2.56%
Portfolio turnover	64%	55%	76%	42%	21%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Funds–38

LVIP SSgA Small-Mid Cap 200 Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Small-Mid Cap 200 Fund Service Class
	12/31/12	Year Ended			5/1/08[1] to 12/31/08
		12/31/11	12/31/10	12/31/09
Net asset value, beginning of period	$12.366	$12.858	$10.228	$6.843	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.469	0.316	0.330	0.222	0.171
Net realized and unrealized gain (loss)	1.164	(0.631)	2.472	3.281	(3.275)

Total from investment operations	1.633	(0.315)	2.802	3.503	(3.104)

Less dividends and distributions from:
Net investment income	(0.287)	(0.177)	(0.172)	(0.118)	(0.053)
Net realized gain	(1.084)	—	—	—	—

Total dividends and distributions	(1.371)	(0.177)	(0.172)	(0.118)	(0.053)

Net asset value, end of period	$12.628	$12.366	$12.858	$10.228	$6.843

Total return[3]	13.55%	(2.45% )	27.43%	51.29%	(31.03% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$97,729	$93,454	$98,695	$51,377	$13,653
Ratio of expenses to average net assets	0.70%	0.73%	0.76%	0.71%	0.71%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.02%	1.04%	1.06%	1.11%	1.60%
Ratio of net investment income to average net assets	3.67%	2.51%	2.91%	2.68%	3.20%
Ratio of net investment income to average net assets prior to expenses waived/ reimbursed	3.35%	2.20%	2.61%	2.28%	2.31%
Portfolio turnover	64%	55%	76%	42%	21%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Funds–39

LVIP SSgA Funds

Notes to Financial Statements

December 31, 2012

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 66 series (Series). These financial statements and the related notes pertain to the LVIP SSgA Developed International 150 Fund, LVIP SSgA Emerging Markets 100 Fund, LVIP SSgA Large Cap 100 Fund, and LVIP SSgA Small-Mid Cap 200 Fund (each, a Fund, or collectively, the Funds). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Funds are considered diversified under the Investment Company Act of 1940, as amended, and offer Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies), and to unaffiliated insurance companies. The Companies hold each Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The investment objective of each Fund is to seek to maximize long-term capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Funds.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sales price on the valuation date. U.S. government securities are valued at the mean between the bid and ask prices. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts are valued at the daily quoted settlement prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Funds’ Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Funds may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before each Fund values its securities generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Funds may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (December 31, 2009–December 31, 2012), and has concluded that no provision for federal income tax is required in the Funds’ financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with each Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Funds do not isolate that portion of realized gains and losses on investments which is due to changes in the foreign exchange rates from that which is due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Funds report certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

LVIP SSgA Funds–40

LVIP SSgA Funds

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible bonds are amortized to interest income over the lives of the respective securities. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Funds are aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with each Fund’s understanding of the applicable country’s tax rules and rates. The Funds declare and distribute dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Funds receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2012.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (LIAC) is a registered investment advisor and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of each Fund’s investment portfolio, including monitoring of the Funds’ investment sub-advisor, and provides certain administrative services to each Fund. For its services, LIAC receives a management fee at an annual rate of each Fund’s average daily net assets as follows:

LVIP SSgA Developed International 150 Fund	LVIP SSgA Emerging Markets 100 Fund	LVIP SSgA Large Cap 100 Fund	LVIP SSgA Small-Mid Cap 200 Fund
0.75%	1.09%	0.52%	0.69%

LIAC has contractually agreed to waive a portion of its advisory fee at an annual rate based on each Fund’s average daily net assets as follows:

	LVIP SSgA Developed International 150 Fund	LVIP SSgA Emerging Markets 100 Fund	LVIP SSgA Large Cap 100 Fund	LVIP SSgA Small-Mid Cap 200 Fund
On the first $100 million	0.35%	0.69%	0.12%	0.29%
In excess of $100 million	0.43%	0.76%	0.22%	0.39%

This agreement will continue at least through April 30, 2013, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

SSgA Funds Management, Inc. (SSgA) (Sub-Advisor) is responsible for the day-to-day management of each Fund’s investment portfolio. For these services, LIAC, not the Funds, pays the Sub-Advisor an annual fee based on each Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Funds. For these services, the Fund paid Lincoln Life a fee at an annual rate of 0.008% of the average daily net assets of each Fund and reimbursed Lincoln Life for the cost of internal legal services. For the year ended December 31, 2012, fees for these administrative and legal services were as follows:

	LVIP SSgA Developed International 150 Fund	LVIP SSgA Emerging Markets 100 Fund	LVIP SSgA Large Cap 100 Fund	LVIP SSgA Small-Mid Cap 200 Fund
Administration fees	$31,675	$30,168	$49,067	$12,065
Legal fees	3,431	3,343	5,482	1,357

Beginning January 1, 2013, the Trust will reimburse Lincoln Life for the cost of administrative and internal legal services.

Pursuant to a distribution and service plan, the Funds are authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Board. No distribution expenses are paid by Standard Class shares.

LVIP SSgA Funds–41

LVIP SSgA Funds

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

At December 31, 2012, the Funds had liabilities payable to affiliates as follows:

	LVIP SSgA Developed International 150 Fund	LVIP SSgA Emerging Markets 100 Fund	LVIP SSgA Large Cap 100 Fund	LVIP SSgA Small-Mid Cap 200 Fund
Management fees payable to LIAC	$148,090	$129,483	$186,850	$48,941
Distribution fees payable to LFD	30,701	39,231	61,251	20,390

Certain officers and trustees of the Funds are also officers or directors of the Companies and receive no compensation from the Funds. The Funds pay the compensation of unaffiliated trustees.

3. Investments

For the year ended December 31, 2012, each Fund made purchases and sales of investment securities other than short-term investments as follows:

	LVIP SSgA Developed International 150 Fund	LVIP SSgA Emerging Markets 100 Fund	LVIP SSgA Large Cap 100 Fund	LVIP SSgA Small-Mid Cap 200 Fund
Purchases	$388,750,281	$358,592,040	$397,536,268	$115,402,950
Sales	203,611,849	223,191,621	255,078,210	94,234,879

At December 31, 2012, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

	LVIP SSgA Developed International 150 Fund	LVIP SSgA Emerging Markets 100 Fund	LVIP SSgA Large Cap 100 Fund	LVIP SSgA Small-Mid Cap 200 Fund
Cost of investments	$562,179,194	$462,654,007	$695,275,045	$156,828,503

Aggregate unrealized appreciation	$46,981,411	$56,134,764	$65,417,092	$18,583,977
Aggregate unrealized depreciation	(44,912,901)	(49,158,559)	(42,132,931)	(14,407,783)

Net unrealized appreciation	$2,068,510	$6,976,205	$23,284,161	$4,176,194

U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including each Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

LVIP SSgA Funds–42

LVIP SSgA Funds

Notes to Financial Statements (continued)

3. Investments (continued)

The following table summarizes the valuation of each Fund’s investments by fair value hierarchy levels as of December 31, 2012:

LVIP SSgA Developed International 150 Fund

	Level 1	Level 2	Level 3	Total
Common Stock	$21,929,293	$506,100,153	$—	$528,029,446
Money Market Mutual Fund	26,521,884	—	—	26,521,884
Other	—	9,631,106	65,268	9,696,374

Total	$48,451,177	$515,731,259	$65,268	$564,247,704

Foreign Currency Exchange Contracts	$—	$(4,561)	$—	$(4,561)

Futures Contracts	$479,645	$—	$—	$479,645

LVIP SSgA Emerging Markets 100 Fund

	Level 1	Level 2	Total
Common Stock	$31,892,568	$394,819,973	$426,712,541
Money Market Mutual Fund	9,542,656	—	9,542,656
Preferred Stock	23,295,962	10,079,053	33,375,015

Total	$64,731,186	$404,899,026	$469,630,212

Futures Contracts	$233,534	$—	$233,534

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Preferred Stock
Balance as of 12/31/11	$6,768,191
Transfers out of Level 3	(6,768,191)

Balance as of 12/31/12	$—

LVIP SSgA Large Cap 100 Fund

	Level 1	Level 2	Total
Common Stock	$697,211,745	$—	$697,211,745
Money Market Mutual Fund	19,622,526	—	19,622,526
Short-Term Investments	—	1,724,935	1,724,935

Total	$716,834,271	$1,724,935	$718,559,206

Futures Contracts	$(37,436)	$—	$(37,436)

LVIP SSgA Small-Mid Cap 200 Fund

	Level 1	Level 2	Total
Common Stock	$159,142,303	$—	$159,142,303
Money Market Mutual Fund	1,762,399	—	1,762,399
Short-Term Investment	—	99,995	99,995

Total	$160,904,702	$99,995	$161,004,697

Futures Contracts	$40,301	$—	$40,301

There were no Level 3 securities at the beginning or end of the period for the LVIP SSgA Large Cap 100 Fund and the LVIP SSgA Small-Mid Cap 200 Fund.

During the year ended December 31, 2012, LVIP SSgA Emerging Markets 100 Fund had transfers from Level 3 investments into Level 2 investments in the amount of $6,768,191 which was due to the Fund utilizing the price of a similar asset that had been using an unobservable input. There were no transfers between Level 1 investments and Level 2 investments that had a material impact to the Funds. This does not include transfers between Level 1 investments and Level 2 investments due to the LVIP SSgA Emerging Markets 100 Fund and the LVIP SSgA Developed International 150 Fund utilizing international fair value pricing during the period. International fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally

LVIP SSgA Funds–43

LVIP SSgA Funds

Notes to Financial Statements (continued)

3. Investments (continued)

traded in accordance with the fair valuation procedures described in Note 1, causing a change in classification between levels. There were no transfers from Level 3 investments that had a material impact to the LVIP SSgA Large Cap 100 Fund, LVIP SSgA Small-Mid Cap 200 Fund or LVIP SSgA International 150 Fund.

The Funds’ policy is to recognize transfers between levels at the beginning of the reporting period.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the year ended December 31, 2012 and 2011 was as follows:

	LVIP SSgA Developed International 150 Fund	LVIP SSgA Emerging Markets 100 Fund	LVIP SSgA Large Cap 100 Fund	LVIP SSgA Small-Mid Cap 200 Fund

Year Ended December 31, 2012:
Ordinary income	$11,979,570	$41,653,120	$10,380,140	$9,930,035
Long-term capital gain	—	6,967,735	—	6,585,418

Total	$11,979,570	$48,620,855	$10,380,140	$16,515,453

Year Ended December 31, 2011:
Ordinary income	$8,099,055	$26,795,743	$7,803,043	$1,913,977
Long-term capital gain	—	3,847,084	—	—

Total	$8,099,055	$30,642,827	$7,803,043	$1,913,977

In addition, the Funds declared ordinary income and long-term consent dividends for the year ended December 31, 2011 as follows:

	LVIP SSgA Developed International 150 Fund	LVIP SSgA Large Cap 100 Fund	LVIP SSgA Small-Mid Cap 200 Fund
Ordinary income	$15,306,176	$30,248,841	$495,313
Long-term	1,240,213	11,037,710	—

Total	$16,546,389	$41,286,551	$495,313

Such amount has been paid and contributed to the Funds as additional paid-in capital.

5. Components of Net Assets on a Tax Basis

As of December 31, 2012, the components of net assets on a tax basis were as follows:

	LVIP SSgA Developed International 150 Fund	LVIP SSgA Emerging Markets 100 Fund	LVIP SSgA Large Cap 100 Fund	LVIP SSgA Small-Mid Cap 200 Fund
Shares of beneficial interest	$567,264,987	$475,733,935	$651,367,070	$148,078,005
Undistributed ordinary income	5,100,047	1,119,427	15,458,443	4,909,681
Undistributed long-term capital gains	—	—	28,181,808	4,974,550
Accumulated capital & other losses	(9,471,297)	(13,252,755)	(68,028)	—
Unrealized appreciation	2,064,714	6,980,559	23,284,161	4,176,194

Net assets	$564,958,451	$470,581,166	$718,223,454	$162,138,430

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, tax treatment of passive foreign investment companies (PFIC), mark-to-market on futures contracts, mark-to-market on foreign currency contracts, and tax treatment of regulated investment companies.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2012, the Funds recorded the following reclassifications:

LVIP SSgA Funds–44

LVIP SSgA Funds

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis (continued)

	LVIP SSgA Developed International 150 Fund	LVIP SSgA Emerging Markets 100 Fund	LVIP SSgA Large Cap 100 Fund	LVIP SSgA Small-Mid 200 Fund
Undistributed net investment income	$(2,958,173)	$(319,374)	$(3,300,613)	$(528,932)
Accumulated net realized gain	(13,588,216)	319,374	(37,985,938)	33,619
Paid-in capital	16,546,389	—	41,286,551	495,313

6. Capital Shares

	LVIP SSgA Developed International 150 Fund		LVIP SSgA Emerging Markets 100 Fund		LVIP SSgA Large Cap 100 Fund		LVIP SSgA Small-Mid Cap 200 Fund
	Year Ended		Year Ended		Year Ended		Year Ended
	12/31/12	12/31/11	12/31/12	12/31/11	12/31/12	12/31/11	12/31/12	12/31/11
Shares sold:
Standard Class	30,963,011	16,806,834	20,107,845	7,622,573	17,271,463	13,396,054	2,168,216	2,732,043
Service Class	2,791,788	3,838,611	4,687,504	4,821,433	2,376,364	5,433,572	985,016	1,734,766
Shares issued upon reinvestment of dividends and distributions:
Standard Class	1,112,308	619,843	2,672,947	1,131,681	574,835	355,127	518,724	46,570
Service Class	436,959	458,801	2,271,003	1,567,896	351,105	391,786	807,729	107,944

	35,304,066	21,724,089	29,739,299	15,143,583	20,573,767	19,576,539	4,479,685	4,621,323

Shares repurchased:
Standard Class	(4,333,581)	(5,101,998)	(7,731,780)	(2,594,641)	(2,922,062)	(5,476,115)	(605,254)	(414,744)
Service Class	(4,520,525)	(2,640,344)	(4,476,818)	(3,510,759)	(5,593,812)	(7,325,375)	(1,610,922)	(1,961,353)

	(8,854,106)	(7,742,342)	(12,208,598)	(6,105,400)	(8,515,874)	(12,801,490)	(2,216,176)	(2,376,097)

Net increase	26,449,960	13,981,747	17,530,701	9,038,183	12,057,893	6,775,049	2,263,509	2,245,226

7. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives, 2) how they are accounted for, and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–Each Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. Each Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. Each Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. Each Fund’s maximum risk of loss from counterparty credit risk is the value of their currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between each Fund and the counterparty and by the posting of collateral by the counterparty to each Fund to cover the Fund’s exposure to the counterparty.

Futures Contracts–Each Fund may use futures in the normal course of pursuing their investment objectives. Each Fund may use futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity and minimizing costs. Upon entering into a futures contract, each Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by each Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty

LVIP SSgA Funds–45

LVIP SSgA Funds

Notes to Financial Statements (continued)

7. Derivatives (continued)

credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Fair values of derivative instruments as of December 31, 2012 were as follows:

LVIP SSgA Developed International 150 Fund

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Forward currency exchange contracts (Foreign currency exchange contracts)	Receivables and other assets net of liabilities	$3,674	Receivables and other assets net of liabilities	$(8,235)
Interest rate contracts (Futures contracts)	Receivables and other assets net of liabilities	479,645	Receivables and other assets net of liabilities	—

Total		$483,319		$(8,235)

LVIP SSgA Emerging Markets 100 Fund

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Interest rate contracts (Futures contracts)	Receivables and other assets net of liabilities	$233,534	Receivables and other assets net of liabilities	$—

LVIP SSgA Large Cap 100 Fund

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Interest rate contracts (Futures contracts)	Liabilities net of receivables and other assets	$—	Liabilities net of receivables and other assets	$(37,436)

LVIP SSgA Small-Mid Cap 200 Fund

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Interest rate contracts (Futures contracts)	Receivables and other assets net of liabilities	$40,301	Receivables and other assets net of liabilities	$—

LVIP SSgA Funds–46

LVIP SSgA Funds

Notes to Financial Statements (continued)

7. Derivatives (continued)

The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2012 was as follows:

LVIP SSgA Developed International 150 Fund

	Location of Gain or Loss on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Forward currency exchange contracts (Foreign currency exchange contracts)	Net realized loss on foreign currency exchange contracts and net change in unrealized depreciation of foreign currency exchange contracts	$(23,071)	$(4,561)
Interest rate contracts (Futures contracts)	Net realized gain on futures contracts and net change in unrealized appreciation of futures contracts	1,892,955	304,550

Total		$1,869,884	$299,989

LVIP SSgA Emerging Markets 100 Fund

	Location of Gain or Loss on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Forward currency exchange contracts (Foreign currency exchange contracts)	Net realized loss on foreign currency exchange contracts and net change in unrealized appreciation of foreign currency exchange contracts	$(231,140)	$—
Interest rate contracts (Futures contracts)	Net realized loss on futures contracts and net change in unrealized appreciation of futures contracts	(524,410)	233,534

Total		$(755,550)	$233,534

LVIP SSgA Large Cap 100 Fund

	Location of Gain or Loss on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Interest rate contracts (Futures contracts)	Net realized gain on futures contracts and net change in unrealized depreciation of futures contracts	$2,642,963	$(74,221)

LVIP SSgA Small-Mid Cap 200 Fund

	Location of Gain or Loss on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Interest rate contracts (Futures contracts)	Net realized gain on futures contracts and net change in unrealized depreciation of futures contracts	$392,078	$(113,691)

LVIP SSgA Funds–47

LVIP SSgA Funds

Notes to Financial Statements (continued)

7. Derivatives (continued)

Derivatives Generally–The table below summarizes the average balance of derivative holdings by each Fund during the year ended December 31, 2012. The average balance of derivatives held is generally similar to the volume of derivative activity for the period ended December 31, 2012.

	Asset Derivative Volume		Liability Derivative Volume
	Foreign Currency Exchange Contracts (Average Cost)	Future Contracts (Average Notional Value)	Foreign Currency Exchange Contracts (Average Cost)	Future Contracts (Average Notional Value)
LVIP SSgA Developed International 150 Fund	$1,466,611	$13,164,849	$748,008	$—
LVIP SSgA Emerging Markets 100 Fund	(853,996)	6,771,787	572,530	—
LVIP SSgA Large Cap 100 Fund	—	18,820,644	—	—
LVIP SSgA Small-Mid Cap 200 Fund	—	3,305,898	—	—

8. Market Risk

Some countries in which the LVIP SSgA Developed International 150 Fund and the LVIP SSgA Emerging Markets 100 Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Funds may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Funds.

The LVIP SSgA Small-Mid Cap 200 Fund may invest its assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small- or mid-sized sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Funds invests in REITs and are subject to the risks associated with that industry. If the Funds hold real estate directly as a result of defaults or receive rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended December 31, 2012. The Funds’ REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Funds may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Funds from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Funds’ Board has delegated to LIAC the day-to-day functions of determining whether individual securities are illiquid for purposes of the Funds’ limitation on investments in illiquid securities. As of December 31, 2012, there were no Rule 144A securities and no securities have been determined to be illiquid.

9. Contractual Obligations

The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed each Fund’s existing contracts and expects the risk of material loss to be remote.

10. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Funds’ financial statements.

LVIP SSgA Funds–48

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP SSgA Funds

We have audited the accompanying statements of net assets of the LVIP SSgA Developed International 150 Fund, LVIP SSgA Emerging Markets 100 Fund, LVIP SSgA Large Cap 100 Fund, and LVIP SSgA Small-Mid Cap 200 Fund (four of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2012, and the related statements of operations for the year then end, the statements of changes in net assets for each of the two years in the period then end, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP SSgA Developed International 150 Fund, LVIP SSgA Emerging Markets 100 Fund, LVIP SSgA Large Cap 100 Fund, and LVIP SSgA Small-Mid Cap 200 Fund of the Lincoln Variable Insurance Products Trust at December 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

February 18, 2013

Philadelphia, Pennsylvania

LVIP SSgA Funds–49

LVIP SSgA Funds

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2012, each Fund designates distributions paid during the year as follows:

	(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
LVIP SSgA Developed International 150 Fund	0.00%	100.00%	100.00%
LVIP SSgA Emerging Markets 100 Fund	14.33%	85.67%	100.00%
LVIP SSgA Large Cap 100 Fund	0.00%	100.00%	100.00%
LVIP SSgA Small-Mid Cap 200 Fund	39.87%	60.13%	100.00%

(A) and (B) are based on a percentage of each Fund’s total distributions.

Approval of Investment Management and Sub-Advisory Agreements

On August 29 and September 10, 2012, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “LVIP Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the LVIP Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal or approval of the sub-advisory agreement with various sub-advisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the LVIP Trust (each a “Fund”).

The trustees who are not “interested persons” of the LVIP Trust (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and the sub-advisers prior to the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also received information about the Funds throughout the year in connection with the regular quarterly Board meetings from LIAC and, as applicable, the various portfolio management teams providing services to the Funds.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, LVIP Trust officers and Lincoln Life and LIAC employees to consider the renewal of the Advisory Agreements. In considering the renewal or approval of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered, among others, the factors listed below and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed or approved and accordingly, recommended to the Board of Trustees the renewal or approval of the Advisory Agreements.

Approval of Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Independent Trustees considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel, resources, compliance and LIAC’s criteria for review of the sub-adviser’s performance. The Independent Trustees reviewed the services provided by LIAC in serving as investment adviser, the personnel providing the investment management services and compliance staff, regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-adviser. The Independent Trustees noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Independent Trustees also considered that certain Lincoln Life personnel would continue to provide services to the Funds on behalf of LIAC and that Lincoln Life provided administrative services to the Funds under a separate administration agreement. Based on this information, the Independent Trustees concluded that the services provided by LIAC were satisfactory.

The Independent Trustees reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2012, for each Fund compared to the average performance of a performance universe of funds in a Lipper category underlying variable insurance products (“performance group”) and a benchmark index.

The Independent Trustees reviewed each Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee, sub-advisory fee and expense ratio to those of a Lipper expense peer group for each Fund. The Independent Trustees considered that management fees as reported by Lipper include separate administrative and accounting fees for the Funds as well as the funds in the

LVIP SSgA Funds–50

LVIP SSgA Funds

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement with LIAC (continued)

expense group, to the extent the expense group funds pay separate administrative and accounting fees. For each Fund, the expense peer group consists of the subject Fund and other funds in a Lipper category underlying variable insurance products, as classified by Lipper (“expense group”).

The Independent Trustees considered that LIAC does not manage the day-to-day portfolio of the Funds, but had delegated those duties to an unaffiliated sub-adviser. The Independent Trustees concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.

The Independent Trustees considered that LIAC had implemented an advisory fee waiver for each of the Funds through April 30, 2013. The Independent Trustees noted that the investment management fees for the LVIP SSgA Developed International 150 Fund and the LVIP SSgA Emerging Markets 100 Fund were below the average investment management fee of the respective Lipper expense group. The Independent Trustees noted that the investment management fees for the LVIP SSgA Small-Mid Cap 200 Fund were above the average of the Lipper expense group and for the LVIP SSgA Large Cap 100 Fund were within range of the average of the Lipper expense group. On the basis of the information provided, the Independent Trustees concluded that each Fund’s investment management fee, coupled with the applicable advisory fee waiver, was reasonable in light of the nature, quality and extent of services provided by LIAC.

The Independent Trustees considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Independent Trustees considered that LIAC had implemented an advisory fee waiver for each Fund and concluded that economies of scale were appropriately shared with investors.

The Independent Trustees also reviewed the profitability analysis to LIAC and its affiliates with respect to each Fund individually and the Funds group overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Independent Trustees reviewed materials provided by LIAC and Lincoln as to any such benefits. Lincoln Insurance Companies receive and retain 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Independent Trustees also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from Lincoln Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates may benefit from economies of scale with the Funds when it bargains together with the Funds for certain services. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Funds, and subsequently received premiums will be allocated to the Funds as received.

Approval of Sub-Advisory Agreement with SSgA

In considering the renewal of the sub-advisory agreement between LIAC and SSgA Funds Management, Inc. (“SSgA”) on behalf of the Funds, the Independent Trustees considered the nature, extent and quality of services provided by SSgA under the sub-advisory agreement. The Independent Trustees reviewed the services provided by SSgA, the background of the investment professionals servicing the Fund, and the reputation, resources and investment approach of SSgA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance and regulatory matters.

The Independent Trustees reviewed the LVIP SSgA Developed International 150 Fund’s return compared to the average return of the Lipper performance group of international value funds and the MSCI EAFE® (net dividends) Index. The Independent Trustees noted that the Fund’s returns were below the average of the Lipper performance group and the benchmark index for the one year and three year periods. The Independent Trustees concluded that the services provided by SSgA were satisfactory.

The Independent Trustees reviewed the LVIP SSgA Emerging Markets 100 Fund’s return compared to the average return of the Lipper performance group of pure index and index based emerging markets funds and the MSCI Emerging Markets (net dividends) Index. The Independent Trustees noted that the Fund’s return was below the average of the Lipper performance group and the benchmark index for the one year period and above the average of the Lipper performance group and the benchmark index for the three year period. The Independent Trustees concluded that the services provided by SSgA were satisfactory.

The Independent Trustees reviewed the LVIP SSgA Large Cap 100 Fund’s return compared to the average return of the Lipper performance group of multi-cap value funds and the S&P 500® Index. The Independent Trustees noted that the Fund’s returns for the one year and three year periods were above the average of the Lipper performance group, below the benchmark index for the one year period and above the benchmark index for the three year period. The Independent Trustees concluded that the services provided by SSgA were satisfactory.

The Independent Trustees reviewed the LVIP SSgA Small-Mid Cap 200 Fund’s return compared to the average return of the Lipper performance group of small-cap value funds and the Russell 2000® Index. The Independent Trustees noted that the Fund’s returns were above the average of the Lipper performance group and the benchmark index for the one year and three year periods. The Independent Trustees concluded that the services provided by SSgA were satisfactory.

LVIP SSgA Funds–51

LVIP SSgA Funds

Other Fund Information (unaudited) (continued)

Approval of Sub-Advisory Agreement with SSgA (continued)

The Independent Trustees reviewed the sub-advisory fee schedules which include breakpoints, and noted that the sub-advisory fees for the Funds were below the averages of the Lipper contractual sub-adviser fees expense group. The Independent Trustees considered that the sub-advisory fee schedule for each Fund was negotiated between LIAC and SSgA, an unaffiliated third party. The Independent Trustees concluded that the sub-advisory fees for each Fund were reasonable.

With respect to profitability, the Independent Trustees considered information regarding SSgA’s estimated profitability from providing sub-advisory services to the Funds and concluded that estimated profitability was not unreasonable. The Independent Trustees reviewed materials provided by SSgA as to any additional benefits it receives and noted that SSgA may aggregate trades with other clients whose combined commission totals may be used to generate soft dollar credits which may be used for the benefit of other clients of SSgA.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Independent Trustees determined that the terms of the investment management agreement and the sub-advisory agreement for the Funds continue to be fair and reasonable, and that the continuation of each such agreement is in the best interests of each Fund and recommended the renewal of the respective agreements to the Board of Trustees.

LVIP SSgA Funds–52

Officer/Trustee Information for Lincoln VIP Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Fidelity Investments	71	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	71	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Retired; Formerly, Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	71	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	71	N/A
Gary D. Lemon, PH.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly, Advisory Trustee since November 2004	Joseph Percival Allen III University Professor, James W. Emerson Director of the Robert C. McDermond Center for Management and Entrepreneurship, Professor of Economics and Management, DePauw University	71	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C.	71	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; Formerly, President Emeritus, Indiana Health Association; Formerly, President, Indiana Hospital & Health Association	71	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC.	71	N/A
Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since June 2011	Senior Vice President and Treasurer, Lincoln National Corporation; Formerly, Senior Vice President, Head of Insurance & Retirement Solutions Financial Management	N/A	N/A

LVIP SSgA Funds–53

Officer/Trustee Information for Lincoln VIP Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Jill R. Whitelaw, Esq.[1] Radnor Financial Center, 150 N. Radnor Chestor Rd, Radnor, PA 19087 YOB: 1963	Vice President, Secretary, and Chief Legal Officer	Vice President, Secretary, and Chief Legal Officer since December 2012; Formerly, Secretary and Chief Legal Officer since June 2011	Vice President and Chief Counsel—Fund Management, The Lincoln National Life Insurance Company; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corp.; Formerly, Of Counsel—Montgomery, McCracken, Walker & Rhoades; Director—Merrill Lynch, Pierce, Fenner & Smith	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, Director of Funds Management, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A
Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Vice President since December 2012	Vice President, The Lincoln National Life Insurance Company	N/A	N/A
Blake W. Martin[1] Radnor Financial Center, 150 N. Radnor Chester Rd, Radnor, PA 19087 YOB: 1956	Vice President	Vice President since December 2012	Vice President and Head of Corporate Tax, Lincoln National Corporation; Formerly, Independent Consultant and Managing Director at Smart Business Advisory and Consulting, LLC.	N/A	N/A
John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President since June 2011 and Chief Compliance Officer since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A
David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011	Vice President, Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly, Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A

LVIP SSgA Funds–54

Officer/Trustee Information for Lincoln VIP Trust (unaudited) (continued)

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*	The Trust Complex is comprised of the 66 Series of the Lincoln Variable Insurance Products Trust and the 5 Series of the Lincoln Advisors Trust.

[1]

All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSgA Funds–55

LVIP SSgA Allocation Funds

LVIP SSgA Index Allocation Funds

LVIP SSgA Conservative Index Allocation Fund

LVIP SSgA Moderate Index Allocation Fund

LVIP SSgA Moderately Aggressive Index Allocation Fund

LVIP SSgA Structured Allocation Funds

LVIP SSgA Conservative Structured Allocation Fund

LVIP SSgA Moderate Structured Allocation Fund

LVIP SSgA Moderately Aggressive Structured Allocation Fund

each a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2012

LVIP SSgA Allocation Funds

LVIP SSgA Index Allocation Funds

2012 Annual Report Commentary (unaudited)

Managed by:

The LVIP SSgA Conservative Index Allocation Fund returned 9.10% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2012, while its benchmark, the Conservative Index Allocation Composite1, returned 9.64%.

The LVIP SSgA Moderate Index Allocation Fund returned 11.70% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2012, while its benchmark, the Moderate Index Allocation Composite2, returned 12.16%.

The LVIP SSgA Moderately Aggressive Index Allocation Fund returned 12.86% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2012, while its benchmark the Moderately Aggressive Index Allocation Composite3, returned 13.32%.

2012 ended on a positive note for global equity investors, with the White House and Congress reaching a last minute deal to temporarily avoid the so-called fiscal cliff of spending cuts and tax increases. This headline grabbing event wrapped up a year that proved quite lucrative for equity investors across global capital markets. The S&P 500® Index4 finished the year up 16%, notching the best calendar year performance for large-cap U.S. equities since 2009. These strong returns were realized during a period of slowly recovering employment, a long awaited improvement in the housing market and a period of continued near-record low interest rates that make equity investments more attractive to many investors. Despite the strong returns in equity markets, 2012 was not without its challenges. A sharp selloff during the spring and a second dip immediately following the November Presidential election tested investors’ resolve. Both of these sell-offs proved to be temporary as U.S. equities continued their march higher through the end of the year, rewarding investors for staying the course.

Investors in overseas stocks were also awarded for their patience in 2012, as it was a tale of two different markets. In the early part of the year, investors had to withstand a torrent of news from the troubled Eurozone, including divisive elections in Greece, significant austerity measures and a banking crisis in Spain. This, along with slowing growth in many large emerging economies and renewed tensions in the Middle East led many to be skeptical about prospects for international equities. Against this backdrop, stocks fell sharply in the second quarter. However, in mid-summer investors welcomed a long awaited commitment from the ECB to stand behind the troubled Eurozone through any means necessary. This triggered a rally in international stocks during the third and fourth quarters that led to a 2012 total return topping 17% for the MSCI EAFE Index (net dividends)5.

Bond investors realized another year of positive returns during 2012, with the Barclays Capital U.S. Aggregate Index6 advancing 4.2%. The environment for bond investors remained strong throughout the year, as continued low interest rates led to a wave of bond issuance across the fixed income sectors as borrowers looked to lock in the near-record low financing costs. Throughout the year central banks around the world reiterated their commitment to further stimulating stagnant developed market economies with previously unprecedented measures. This action was highlighted by the U.S. Federal Reserve, which during the year launched its third round of quantitative easing since the Financial Crisis along with a commitment to purchase an additional $40 billion a month in mortgage backed securities. This action is aimed at holding down interest rates to help stimulate economic growth in the still recovering U.S. economy. While headline yields were down only slightly during the year, with the 10-year U.S. Treasury yield ending the year yielding 1.76%, down just under 0.20% from the start of the year, investors experienced some significant interest rate volatility. The 10-year Treasury yield experienced a swing of nearly 1.00% during the year, peaking at 2.38% in March, and bottoming at 1.39% just four months later in July.

The non-U.S. Equity allocation was the leading contributor to returns for the year. The exposure to both developed and emerging markets positively impacted returns as the non-U.S. equity markets rallied significantly. The developed markets portion of the LVIP SSgA Index Allocation Funds (the Funds), represented by the LVIP SSgA International Index Fund, gained 18.13% during 2012, while the emerging markets portion of the Funds, represented by the Vanguard MSCI Emerging Markets ETF, rose 18.84%.

The domestic stock portion of the Funds was also a positive contributor to returns for the year, aided by the Funds’ exposure to the LVIP SSgA S&P 500 Index Fund and the LVIP SSgA Small Cap Index Fund which both posted double digit returns during 2012.

The fixed income allocation within the Funds also delivered returns in positive territory in 2012. The strongest performer was the Funds’ exposure to the inflation protected fixed income category, represented by the iShares Barclays TIPS Bond ETF, which climbed 6.80%.

David A Weiss, CFA

Kevin J. Adamson, CPA

Lincoln Investment Advisors Corporation

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP SSgA Allocation Funds–1

LVIP SSgA Index Allocation Funds

2012 Annual Report Commentary (unaudited) (continued)

LVIP SSgA Conservative Index Allocation Fund

Growth of $10,000 invested 8/2/10 through 12/31/12

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP SSgA Conservative Index Allocation Fund on 8/2/10 (commencement of operations). As the chart shows, by December 31, 2012, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,787 for the Standard Class shares and to $11,717 for the Service Class shares. For comparison, look at how the Conservative Index Allocation Composite Index did from 8/2/10 through 12/31/12. The same $10,000 investment would have increased to $11,953. For additional comparison, the Barclays Capital U.S. Aggregate Index would have increased to $11,248. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

Average annual total returns on investment	Ended 12/31/12

Standard Class Shares
One Year	+9.10%
Inception (8/2/10)	+7.02%

Service Class Shares
One Year	+8.82%
Inception (8/2/10)	+6.76%

LVIP SSgA Moderate Index Allocation Fund

Growth of $10,000 invested 8/2/10 through 12/31/12

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP SSgA Moderate Index Allocation Fund on 8/2/10 (commencement of operations). As the chart shows, by December 31, 2012, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,964 for the Standard Class shares and to $11,892 for the Service Class shares. For comparison, look at how the Moderate Index Allocation Composite Index did from 8/2/10 through 12/31/12. The same $10,000 investment would have increased to $12,210. For additional comparison, the S&P 500® Index would have increased to $13,351. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

Average annual total returns on investment	Ended 12/31/12

Standard Class Shares
One Year	+11.70%
Inception (8/2/10)	+7.68%

Service Class Shares
One Year	+11.43%
Inception (8/2/10)	+7.41%

LVIP SSgA Allocation Funds–2

LVIP SSgA Index Allocation Funds

2012 Annual Report Commentary (unaudited) (continued)

LVIP SSgA Moderately Aggressive Index Allocation Fund

Growth of $10,000 invested 8/2/10 through 12/31/12

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP SSgA Moderately Aggressive Index Allocation Fund on 8/2/10 (commencement of operations). As the chart shows, by December 31, 2012, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,960 for the Standard Class shares and to $11,888 for the Service Class shares. For comparison, look at how the Moderately Aggressive Index Allocation Composite Index did from 8/2/10 through 12/31/12. The same $10,000 investment would have increased to $12,220. For additional comparison, the S&P 500® Index would have increased to $13,645. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

Average annual total returns on investment	Ended 12/31/12

Standard Class Shares
One Year	+12.86%
Inception (8/2/10)	+7.66%

Service Class Shares
One Year	+12.58%
Inception (8/2/10)	+7.39%

1.

The Conservative Index Allocation Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation (LIAC), the Fund’s adviser. The Conservative Index Allocation Composite is constructed as follows: 50% Barclays Capital U.S. Aggregate Index, 18% S&P 500® Index, 4% Russell 2000® Index, 14% MSCI EAFE Index (net dividends), 10% Barclays Capital U.S. TIPS Index and 4% MSCI EAFE Emerging Markets Index (net dividends).

2.	The Moderate Index Allocation Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation (LIAC), the Fund’s adviser . The Moderate Index Allocation Composite is constructed as follows: 30% Barclays Capital U.S. Aggregate Index, 26% S&P
500® Index, 8% Russell 2000® Index, 20% MSCI EAFE Index (net dividends), 10% Barclays Capital U.S. TIPS Index and 6% MSCI Emerging Markets Index (net dividends).

3.

The Moderately Aggressive Index Allocation Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation (LIAC), the Fund’s adviser. The Conservative Index Allocation Composite is constructed as follows: 25% Barclays Capital U.S. Aggregate Index, 28% S&P 500® Index, 10% Russell 2000® Index, 22% MSCI EAFE Index (net dividends), 5% Barclays Capital U.S. TIPS Index and 10% MSCI Emerging Markets Index (net dividends).

4.	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

5.	The MSCI EAFE Index (net dividends) is a free float-adjusted market capitalization index that is designed to measure equity market performance of developed markets. (Europe, Australia and the Far East), excluding the U.S. and Canada.

6.	The Barclays Capital U.S. Aggregate Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million par amount outstanding.

LVIP SSgA Allocation Funds–3

LVIP SSgA Structured Allocation Funds

2012 Annual Report Commentary (unaudited) (continued)

Managed by:

The LVIP SSgA Conservative Structured Allocation Fund returned 8.35% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2012, while its benchmark, the Conservative Structured Allocation Composite Index1, returned 9.64%.

The LVIP SSgA Moderate Structured Allocation Fund returned 10.54% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2012, while its benchmark, the Moderate Structured Allocation Composite Index2, returned 12.16%.

The LVIP SSgA Moderately Aggressive Structured Allocation Fund returned 11.39% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2012, while its benchmark, the Moderately Aggressive Structured Allocation Composite Index3, returned 13.32%.

2012 ended on a positive note for global equity investors, with the White House and Congress reaching a last minute deal to temporarily avoid the so-called fiscal cliff of spending cuts and tax increases. This headline grabbing event wrapped up a year that proved quite lucrative for equity investors across global capital markets. The S&P 500® Index4 finished the year up 16%, notching the best calendar year performance for large-cap U.S. equities since 2009. These strong returns were realized during a period of slowly recovering employment, a long awaited improvement in the housing market and a period of continued near-record low interest rates that make equity investments more attractive to many investors. Despite the strong returns in equity markets, 2012 was not without its challenges. A sharp selloff during the spring and a second dip immediately following the November Presidential election tested investors’ resolve. Both of these sell-offs proved to be temporary as U.S. equities continued their march higher through the end of the year, rewarding investors for staying the course.

Investors in overseas stocks were also awarded for their patience in 2012, as it was a tale of two different markets. In the early part of the year, investors had to withstand a torrent of news from the troubled Eurozone, including divisive elections in Greece, significant austerity measures and a banking crisis in Spain. This, along with slowing growth in many large emerging economies and renewed tensions in the Middle East led many to be skeptical about prospects for international equities. Against this backdrop, stocks fell sharply in the second quarter. However, in mid-summer investors welcomed a long awaited commitment from the ECB to stand behind the troubled Eurozone through any means necessary. This triggered a rally in international stocks during the third and fourth quarters that led to a 2012 total return topping 17% for the MSCI EAFE Index (net dividends)5.

Bond investors realized another year of positive returns during 2012, with the Barclays Capital U.S. Aggregate Index6 advancing 4.2%. The environment for bond investors remained strong throughout the year, as continued low interest rates led to a wave of bond issuance across the fixed income sectors as borrowers looked to lock in the near-record low financing costs. Throughout the year central banks around the world reiterated their commitment to further stimulating stagnant developed market economies with previously unprecedented measures. This action was highlighted by the U.S. Federal Reserve, which during the year launched its third round of quantitative easing since the Financial Crisis along with a commitment to purchase an additional $40 billion a month in mortgage backed securities. This action is aimed at holding down interest rates to help stimulate economic growth in the still recovering U.S. economy. While headline yields were down only slightly during the year, with the 10-year U.S. Treasury yield ending the year yielding 1.76%, down just under 0.20% from the start of the year, investors experienced some significant interest rate volatility. The 10-year Treasury yield experienced a swing of nearly 1.00% during the year, peaking at 2.38% in March, and bottoming at 1.39% just four months later in July.

The non-U.S. Equity allocation was a leading contributor to returns for the year. The exposure to developed markets positively impacted returns as the non-U.S. equity markets rallied significantly in the second half of the year. A meaningful weighting in the LVIP SSgA International Index Fund, which gained 18.13% during 2012, was a top contributor. The Emerging Markets portion of the LVIP SSgA Structured Allocation Funds (the Funds), while strongly positive, was a detractor on a relative basis as the LVIP SSgA Emerging Markets 100 Fund trailed the MSCI Emerging Markets Index (net dividends)7 for the year.

The domestic stock portion of the Funds was also a positive contributor to returns for the year, aided by the Funds’ exposure to the LVIP SSgA S&P 500® Index Fund and the LVIP SSgA Small Cap Index Fund which both posted double digit returns during 2012. Detractors relative to the index included the LVIP SSgA Large Cap 100 Fund and the LVIP SSgA Small-Mid Cap 200 Fund.

The fixed income allocation within the Funds also delivered returns in positive territory in 2012. The strongest performer was the Funds’ exposure to the inflation protected fixed income category, represented by the iShares Barclays TIPS Bond ETF, which climbed 6.80%.

David A Weiss, CFA

Kevin J. Adamson, CPA

Lincoln Investment Advisors Corporation

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP SSgA Allocation Funds–4

LVIP SSgA Structured Allocation Funds

2012 Annual Report Commentary (unaudited) (continued)

LVIP SSgA Conservative Structured Allocation Fund

Growth of $10,000 invested 8/2/10 through 12/31/12

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP SSgA Conservative Structured Allocation Fund on 8/2/10 (commencement of operations). As the chart shows, by December 31, 2012, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,666 for the Standard Class shares and to $11,598 for the Service Class shares. For comparison, look at how the Conservative Structured Allocation Composite Index did from 8/2/10 through 12/31/12. The same $10,000 investment would have increased to $11,953. For additional comparison, the Barclays Capital U.S. Aggregate Index would have increased to $11,248. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

Average annual total returns on investment	Ended 12/31/12

Standard Class Shares
One Year	+8.35%
Inception (8/2/10)	+6.56%

Service Class Shares
One Year	+8.09%
Inception (8/2/10)	+6.30%

LVIP SSgA Moderate Structured Allocation Fund

Growth of $10,000 invested 8/2/10 through 12/31/12

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP SSgA Moderate Structured Allocation Fund on 8/2/10 (commencement of operations). As the chart shows, by December 31, 2012, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,792 for the Standard Class shares and to $11,721 for the Service Class shares. For comparison, look at how the Moderate Structured Allocation Composite Index did from 8/2/10 through 12/31/12. The same $10,000 investment would have increased to $12,210. For additional comparison, the S&P 500® Index would have increased to $13,351. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

Average annual total returns on investment	Ended 12/31/12

Standard Class Shares
One Year	+10.54%
Inception (8/2/10)	+7.03%

Service Class Shares
One Year	+10.27%
Inception (8/2/10)	+6.77%

LVIP SSgA Allocation Funds–5

LVIP SSgA Structured Allocation Funds

2012 Annual Report Commentary (unaudited) (continued)

LVIP SSgA Moderately Aggressive Structured Allocation Fund

Growth of $10,000 invested 8/2/10 through 12/31/12

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP SSgA Moderately Aggressive Structured Allocation Fund on 8/2/10 (commencement of operations). As the chart shows, by December 31, 2012, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,967 for the Standard Class shares and to $11,895 for the Service Class shares. For comparison, look at how the Moderately Aggressive Structured Allocation Composite Index did from 8/2/10 through 12/31/12. The same $10,000 investment would have increased to $12,220. For additional comparison, the S&P 500® Index would have increased to $13,645. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

Average annual total returns on investment	Ended 12/31/12

Standard Class Shares
One Year	+11.39%
Inception (8/2/10)	+7.69%

Service Class Shares
One Year	+11.11%
Inception (8/2/10)	+7.42%

1.

The Conservative Structured Allocation Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation (LIAC), the Fund’s adviser. The Conservative Structured Allocation Composite is constructed as follows: 50% Barclays Capital U.S. Aggregate Index, 18% S&P 500® Index, 4% Russell 2000® Index, 14% MSCI EAFE Index (net dividends), 10% Barclays Capital U.S. TIPS Index and 4% MSCI Emerging Markets Index (net dividends).

2.

The Moderate Structured Allocation Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation (LIAC), the Fund’s adviser. The Moderate Structured Allocation Composite is constructed as follows: 30% Barclays Capital U.S. Aggregate Index, 26% S&P 500® Index, 8% Russell 2000® Index, 20% MSCI EAFE Index (net dividends), 10% Barclays Capital U.S. TIPS Index and 6% MSCI Emerging Markets Index (net dividends).

3.

The Moderately Aggressive Structured Allocation Composite is an Unmanaged index compiled by Lincoln Investment Advisors Corporation (LIAC), the Fund’s adviser. The Conservative Index Allocation Composite is constructed as follows: 25% Barclays Capital U.S. Aggregate Index, 28% S&P 500® Index, 10% Russell 2000® Index, 22% MSCI EAFE Index (net dividends), 5% Barclays Capital U.S. TIPS Index and 10% MSCI Emerging Markets Index (net dividends).

4.	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

5.	The MSCI EAFE Index (net dividends) is a free float-adjusted market capitalization index that is designed to measure equity market performance of developed markets. (Europe, Australia and the Far East), excluding the U.S. and Canada.

6.	The Barclays Capital U.S. Aggregate Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million par amount outstanding.

7.	MSCI Emerging Markets Index (net Dividends) is a free float-adjusted market capitalization index that is designed to measure equity performance in the global emerging markets.

LVIP SSgA Allocation Funds–6

LVIP SSgA Allocation Funds

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2012 to December 31, 2012

Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold each Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of a Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables do not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Expense Analyses are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analyses are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2012 to December 31, 2012.

Actual Expenses

The first section of the tables, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the tables, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. The Funds do not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Funds’ actual expenses shown in the tables reflect fee waivers in effect.

LVIP SSgA Conservative Index Allocation Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Annualized Expense Ratio	Expenses Paid During Period 7/1/12 to 12/31/12*
Actual
Standard Class Shares	$1,000.00	$1,048.20	0.20%	$1.03
Service Class Shares	1,000.00	1,046.90	0.45%	2.32
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.13	0.20%	$1.02
Service Class Shares	1,000.00	1,022.87	0.45%	2.29

LVIP SSgA Moderate Index Allocation Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Annualized Expense Ratio	Expenses Paid During Period 7/1/12 to 12/31/12*
Actual
Standard Class Shares	$1,000.00	$1,063.30	0.20%	$1.04
Service Class Shares	1,000.00	1,062.00	0.45%	2.33
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.13	0.20%	$1.02
Service Class Shares	1,000.00	1,022.87	0.45%	2.29

LVIP SSgA Moderately Aggressive Index Allocation Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Annualized Expense Ratio	Expenses Paid During Period 7/1/12 to 12/31/12*
Actual
Standard Class Shares	$1,000.00	$1,072.10	0.20%	$1.04
Service Class Shares	1,000.00	1,070.70	0.45%	2.34
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.13	0.20%	$1.02
Service Class Shares	1,000.00	1,022.87	0.45%	2.29

LVIP SSgA Allocation Funds–7

LVIP SSgA Allocation Funds

Disclosure

OF FUND EXPENSES (unaudited) (continued)

LVIP SSgA Conservative Structured Allocation Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Annualized Expense Ratio	Expenses Paid During Period 7/1/12 to 12/31/12*
Actual
Standard Class Shares	$1,000.00	$1,050.90	0.20%	$1.03
Service Class Shares	1,000.00	1,049.50	0.45%	2.32
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.13	0.20%	$1.02
Service Class Shares	1,000.00	1,022.87	0.45%	2.29

LVIP SSgA Moderate Structured Allocation Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Annualized Expense Ratio	Expenses Paid During Period 7/1/12 to 12/31/12*
Actual
Standard Class Shares	$1,000.00	$1,067.90	0.19%	$0.99
Service Class Shares	1,000.00	1,066.50	0.44%	2.29
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.18	0.19%	$0.97
Service Class Shares	1,000.00	1,022.92	0.44%	2.24

LVIP SSgA Moderately Aggressive Structured Allocation Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Annualized Expense Ratio	Expenses Paid During Period 7/1/12 to 12/31/12*
Actual
Standard Class Shares	$1,000.00	$1,076.10	0.19%	$0.99
Service Class Shares	1,000.00	1,074.70	0.44%	2.29
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.18	0.19%	$0.97
Service Class Shares	1,000.00	1,022.92	0.44%	2.24

*	“Expenses Paid During Period” are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Each Fund operates under a fund of funds structure. Each Fund invests substantially all of its assets in other mutual funds, including exchange-traded funds (collectively, the Underlying Funds). In addition to the Funds’ expenses reflected above, the Funds also indirectly bear their portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an Investment in each table above does not reflect the expenses of the Underlying Funds.

LVIP SSgA Allocation Funds–8

LVIP SSgA Index Allocation Funds

Security Type/Sector Allocations (unaudited)

As of December 31, 2012

LVIP SSgA Conservative Index Allocation Fund

Security Type/Sector	Percentage of Net Assets
Affiliated Investment Companies	86.12%
Equity Funds	22.01%
Fixed Income Fund	49.81%
International Equity Fund	14.30%
Unaffiliated Investment Companies	13.92%
Fixed Income Fund	9.85%
International Equity Fund	4.07%
Money Market Fund	0.00%
Total Value of Securities	100.04%
Liabilities Net of Receivables and Other Assets	(0.04%)
Total Net Assets	100.00%

LVIP SSgA Moderate Index Allocation Fund

Security Type/Sector	Percentage of Net Assets
Affiliated Investment Companies	84.14%
Equity Funds	33.96%
Fixed Income Fund	29.81%
International Equity Fund	20.37%
Unaffiliated Investment Companies	15.97%
Fixed Income Fund	9.82%
International Equity Fund	6.10%
Money Market Fund	0.05%
Total Value of Securities	100.11%
Liabilities Net of Receivables and Other Assets	(0.11%)
Total Net Assets	100.00%

LVIP SSgA Moderately Aggressive Index Allocation Fund

Security Type/Sector	Percentage of Net Assets
Affiliated Investment Companies	85.01%
Equity Funds	37.88%
Fixed Income Fund	24.77%
International Equity Fund	22.36%
Unaffiliated Investment Companies	15.18%
Fixed Income Fund	4.90%
International Equity Fund	10.13%
Money Market Fund	0.15%
Total Value of Securities	100.19%
Liabilities Net of Receivables and Other Assets	(0.19%)
Total Net Assets	100.00%

LVIP SSgA Allocation Funds–9

LVIP SSgA Structured Allocation Funds

Security Type/Sector Allocations (unaudited) (continued)

As of December 31, 2012

LVIP SSgA Conservative Structured Allocation Fund

Security Type/Sector	Percentage of Net Assets
Affiliated Investment Companies	90.23%
Equity Funds	22.03%
Fixed Income Fund	49.73%
International Equity Funds	18.47%
Unaffiliated Investment Companies	9.84%
Fixed Income Fund	9.83%
Money Market Fund	0.01%
Total Value of Securities	100.07%
Liabilities Net of Receivables and Other Assets	(0.07%)
Total Net Assets	100.00%

LVIP SSgA Moderate Structured Allocation Fund

Security Type/Sector	Percentage of Net Assets
Affiliated Investment Companies	90.16%
Equity Funds	33.91%
Fixed Income Fund	29.70%
International Equity Funds	26.55%
Unaffiliated Investment Companies	9.80%
Fixed Income Fund	9.78%
Money Market Fund	0.02%
Total Value of Securities	99.96%
Receivables and Other Assets Net of Liabilities	0.04%
Total Net Assets	100.00%

LVIP SSgA Moderately Aggressive Structured Allocation Fund

Security Type/Sector	Percentage of Net Assets
Affiliated Investment Companies	95.08%
Equity Funds	37.81%
Fixed Income Fund	24.67%
International Equity Funds	32.60%
Unaffiliated Investment Companies	4.88%
Fixed Income Fund	4.88%
Total Value of Securities	99.96%
Receivables and Other Assets Net of Liabilities	0.04%
Total Net Assets	100.00%

LVIP SSgA Allocation Funds–10

LVIP SSgA Conservative Index Allocation Fund

Schedule of Investments

December 31, 2012

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT COMPANIES–86.12%
Equity Funds–22.01%
*Lincoln Variable Insurance Products Trust– LVIP SSgA S&P 500 Index Fund	1,073,622	$10,941,279
LVIP SSgA Small-Cap Index Fund	126,413	2,477,324

		13,418,603

Fixed Income Fund–49.81%
*Lincoln Variable Insurance Products Trust– LVIP SSgA Bond Index Fund	2,623,811	30,360,116

		30,360,116

International Equity Fund–14.30%
*Lincoln Variable Insurance Products Trust– LVIP SSgA International Index Fund	1,097,456	8,715,995

		8,715,995

Total Affiliated Investment Companies (Cost $49,825,091)		52,494,714

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENT COMPANIES–13.92%
Fixed Income Fund–9.85%
SPDR® Barclays Capital TIPS ETF	98,836	$6,001,322

		6,001,322

International Equity Fund–4.07%
Vanguard MSCI Emerging Markets ETF	55,780	2,483,883

		2,483,883

Money Market Fund–0.00%
Dreyfus Treasury & Agency Cash Management Fund	1,184	1,184

		1,184

Total Unaffiliated Investment Companies (Cost $7,931,284)		8,486,389

TOTAL VALUE OF SECURITIES–100.04% (Cost $57,756,375)	60,981,103
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.04%)	(26,706)

NET ASSETS APPLICABLE TO 5,345,051 SHARES OUTSTANDING–100.00%	$60,954,397

*	Standard Class shares.

Summary of Abbreviations:

ETF–Exchange-Traded Fund

SPDR–Standard & Poor’s Depositary Receipt

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Allocation Funds–11

LVIP SSgA Moderate Index Allocation Fund

Schedule of Investments

December 31, 2012

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT COMPANIES–84.14%
Equity Funds–33.96%
*Lincoln Variable Insurance Products Trust– LVIP SSgA S&P 500 Index Fund	3,746,170	$38,177,219
LVIP SSgA Small-Cap Index Fund	610,839	11,970,616

		50,147,835

Fixed Income Fund–29.81%
*Lincoln Variable Insurance Products Trust– LVIP SSgA Bond Index Fund	3,803,720	44,012,840

		44,012,840

International Equity Fund–20.37%
*Lincoln Variable Insurance Products Trust– LVIP SSgA International Index Fund	3,788,379	30,087,301

		30,087,301

Total Affiliated Investment Companies (Cost $116,197,534)		124,247,976

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENT COMPANIES–15.97%
Fixed Income Fund–9.82%
SPDR® Barclays Capital TIPS ETF	238,818	$14,501,029

		14,501,029

International Equity Fund–6.10%
Vanguard MSCI Emerging Markets ETF	202,174	9,002,808

		9,002,808

Money Market Fund–0.05%
Dreyfus Treasury & Agency Cash Management Fund	73,374	73,374

		73,374

Total Unaffiliated Investment Companies (Cost $21,928,115)		23,577,211

TOTAL VALUE OF SECURITIES–100.11% (Cost $138,125,649)	147,825,187
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.11%)	(156,732)

NET ASSETS APPLICABLE TO 12,688,940 SHARES OUTSTANDING–100.00%	$147,668,455

*	Standard Class shares.

Summary of Abbreviations:

ETF–Exchange-Traded Fund

SPDR–Standard & Poor’s Depositary Receipt

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Allocation Funds–12

LVIP SSgA Moderately Aggressive Index Allocation Fund

Schedule of Investments

December 31, 2012

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT COMPANIES–85.01%
Equity Funds–37.88%
*Lincoln Variable Insurance Products Trust– LVIP SSgA S&P 500 Index Fund	3,809,910	$38,826,788
LVIP SSgA Small-Cap Index Fund	721,070	14,130,811

		52,957,599

Fixed Income Fund–24.77%
*Lincoln Variable Insurance Products Trust– LVIP SSgA Bond Index Fund	2,993,287	34,635,319

		34,635,319

International Equity Fund–22.36%
*Lincoln Variable Insurance Products Trust– LVIP SSgA International Index Fund	3,935,671	31,257,098

		31,257,098

Total Affiliated Investment Companies (Cost $110,748,403)		118,850,016

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENT COMPANIES–15.18%
Fixed Income Fund–4.90%
SPDR® Barclays Capital TIPS ETF	112,765	$6,847,091

		6,847,091

International Equity Fund–10.13%
Vanguard MSCI Emerging Markets ETF	318,232	14,170,870

		14,170,870

Money Market Fund–0.15%
Dreyfus Treasury & Agency Cash Management Fund	210,742	210,742

		210,742

Total Unaffiliated Investment Companies (Cost $19,508,417)		21,228,703

TOTAL VALUE OF SECURITIES–100.19% (Cost $130,256,820)	140,078,719
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.19%)	(265,719)

NET ASSETS APPLICABLE TO 12,010,768 SHARES OUTSTANDING–100.00%	$139,813,000

*	Standard Class shares.

Summary of Abbreviations:

ETF–Exchange-Traded Fund

SPDR–Standard & Poor’s Depositary Receipt

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Allocation Funds–13

LVIP SSgA Conservative Structured Allocation Fund

Schedule of Investments

December 31, 2012

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT COMPANIES–90.23%
Equity Funds–22.03%
*Lincoln Variable Insurance Products Trust– LVIP SSgA Large Cap 100 Fund	1,641,044	$18,858,881
LVIP SSgA S&P 500 Index Fund	1,839,109	18,742,355
LVIP SSgA Small-Cap Index Fund	216,587	4,244,447
LVIP SSgA Small-Mid Cap 200 Fund	335,794	4,240,740

		46,086,423

Fixed Income Fund–49.73%
*Lincoln Variable Insurance Products Trust– LVIP SSgA Bond Index Fund	8,990,159	104,025,132

		104,025,132

International Equity Funds–18.47%
*Lincoln Variable Insurance Products Trust– LVIP SSgA Developed International 150 Fund	1,861,565	15,073,091
LVIP SSgA Emerging Markets 100 Fund	826,116	8,630,430
LVIP SSgA International Index Fund	1,880,620	14,935,882

		38,639,403

Total Affiliated Investment Companies (Cost $180,639,739)		188,750,958

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENT COMPANIES–9.84%
Fixed Income Fund–9.83%
SPDR® Barclays Capital TIPS ETF	338,677	$20,564,467

		20,564,467

Money Market Fund–0.01%
Dreyfus Treasury & Agency Cash Management Fund	28,540	28,540

		28,540

Total Unaffiliated Investment Companies (Cost $19,121,186)		20,593,007

TOTAL VALUE OF SECURITIES–100.07% (Cost $199,760,925)	209,343,965
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.07%)	(149,297)

NET ASSETS APPLICABLE TO 18,782,882 SHARES OUTSTANDING–100.00%	$209,194,668

*	Standard Class shares.

Summary of Abbreviations:

ETF–Exchange-Traded Fund

SPDR–Standard & Poor’s Depositary Receipt

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Allocation Funds–14

LVIP SSgA Moderate Structured Allocation Fund

Schedule of Investments

December 31, 2012

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT COMPANIES–90.16%
Equity Funds–33.91%
*Lincoln Variable Insurance Products Trust– LVIP SSgA Large Cap 100 Fund	6,555,905	$75,340,456
LVIP SSgA S&P 500 Index Fund	7,347,109	74,874,391
LVIP SSgA Small-Cap Index Fund	1,198,057	23,478,329
LVIP SSgA Small-Mid Cap 200 Fund	1,857,470	23,457,993

		197,151,169

Fixed Income Fund–29.70%
*Lincoln Variable Insurance Products Trust– LVIP SSgA Bond Index Fund	14,919,500	172,633,540

		172,633,540

International Equity Funds–26.55%
*Lincoln Variable Insurance Products Trust– LVIP SSgA Developed International 150 Fund	7,355,304	59,555,899
LVIP SSgA Emerging Markets 100 Fund	3,427,335	35,805,369
LVIP SSgA International Index Fund	7,430,656	59,014,272

		154,375,540

Total Affiliated Investment Companies (Cost $501,787,928)		524,160,249

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENT COMPANIES–9.80%
Fixed Income Fund–9.78%
SPDR® Barclays Capital TIPS ETF	936,700	$56,876,424

		56,876,424

Money Market Fund–0.02%
Dreyfus Treasury & Agency Cash Management Fund	112,716	112,716

		112,716

Total Unaffiliated Investment Companies (Cost $53,134,860)		56,989,140

TOTAL VALUE OF SECURITIES–99.96% (Cost $554,922,788)	581,149,389
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.04%	211,515

NET ASSETS APPLICABLE TO 51,565,874 SHARES OUTSTANDING–100.00%	$581,360,904

*	Standard Class shares.

Summary of Abbreviations:

ETF–Exchange-Traded Fund

SPDR–Standard & Poor’s Depositary Receipt

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Allocation Funds–15

LVIP SSgA Moderately Aggressive Structured Allocation Fund

Schedule of Investments

December 31, 2012

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT COMPANIES–95.08%
Equity Funds–37.81%
*Lincoln Variable Insurance Products Trust– LVIP SSgA Large Cap 100 Fund	4,625,627	$53,157,701
LVIP SSgA S&P 500 Index Fund	5,183,813	52,828,234
LVIP SSgA Small-Cap Index Fund	981,190	19,228,381
LVIP SSgA Small-Mid Cap 200 Fund	1,521,247	19,211,830

		144,426,146

Fixed Income Fund–24.67%
*Lincoln Variable Insurance Products Trust– LVIP SSgA Bond Index Fund	8,145,705	94,253,958

		94,253,958

International Equity Funds–32.60%
*Lincoln Variable Insurance Products Trust– LVIP SSgA Developed International 150 Fund	5,301,001	42,922,209
LVIP SSgA Emerging Markets 100 Fund	3,742,509	39,097,987
LVIP SSgA International Index Fund	5,355,219	42,531,152

		124,551,348

Total Affiliated Investment Companies (Cost $349,603,664)		363,231,452

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENT COMPANIES–4.88%
Fixed Income Fund–4.88%
SPDR® Barclays Capital TIPS ETF	306,797	$18,628,714

		18,628,714

Total Unaffiliated Investment Companies (Cost $17,288,274)		18,628,714

TOTAL VALUE OF SECURITIES–99.96% (Cost $366,891,938)	381,860,166
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.04%	152,755

NET ASSETS APPLICABLE TO 33,496,913 SHARES OUTSTANDING–100.00%	$382,012,921

*	Standard Class shares.

Summary of Abbreviations:

ETF–Exchange-Traded Fund

SPDR–Standard & Poor’s Depositary Receipt

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Allocation Funds–16

LVIP SSgA Allocation Funds

Statements of Assets and Liabilities

December 31, 2012

	LVIP SSgA Conservative Index Allocation Fund	LVIP SSgA Moderate Index Allocation Fund	LVIP SSgA Moderately Aggressive Index Allocation Fund	LVIP SSgA Conservative Structured Allocation Fund	LVIP SSgA Moderate Structured Allocation Fund	LVIP SSgA Moderately Aggressive Structured Allocation Fund
ASSETS:
Investments in affiliated investment companies, at value	$52,494,714	$124,247,976	$118,850,016	$188,750,958	$524,160,249	$363,231,452
Investments in unaffiliated investment companies, at value	8,486,389	23,577,211	21,228,703	20,593,007	56,989,140	18,628,714
Receivables for investment companies shares sold	57,188	—	13,362	21,852	80,346	107,360
Receivables for fund shares sold	10,608	71,095	29,464	40,727	646,690	352,312
Dividends receivable from investment companies	2,647	6,423	3,034	9,136	25,273	8,283
Cash	—	—	—	4	61	—

TOTAL ASSETS	61,051,546	147,902,705	140,124,579	209,415,684	581,901,759	382,328,121

LIABILITIES:
Payable for investment companies shares purchased	58,583	73,287	224,038	50,331	193,085	—
Due to manager and affiliates	13,207	42,407	38,827	67,308	193,863	127,192
Other accrued expenses	9,936	9,873	9,870	10,129	9,950	9,949
Payables for fund shares redeemed	15,409	108,676	38,824	93,248	143,957	70,690
Due to custodian	14	7	20	—	—	107,369

TOTAL LIABILITIES	97,149	234,250	311,579	221,016	540,855	315,200

TOTAL NET ASSETS	$60,954,397	$147,668,455	$139,813,000	$209,194,668	$581,360,904	$382,012,921

Investments in affiliated investment companies, at cost	$49,825,091	$116,197,534	$110,748,403	$180,639,739	$501,787,928	$349,603,664
Investments in unaffiliated investment companies, at cost	$7,931,284	$21,928,115	$19,508,417	$19,121,186	$53,134,860	$17,288,274

Standard Class:
Net Assets	$1,649,302	$2,641,557	$5,462,606	$524,054	$5,171,769	$4,149,962
Shares Outstanding	144,627	226,982	468,744	47,053	458,661	363,824
Net Asset Value	$11.404	$11.638	$11.654	$11.138	$11.276	$11.407

Service Class:
Net Assets	$59,305,095	$145,026,898	$134,350,394	$208,670,614	$576,189,135	$377,862,959
Shares Outstanding	5,200,424	12,461,958	11,542,024	18,735,829	51,107,213	33,133,089
Net Asset Value	$11.404	$11.638	$11.640	$11.138	$11.274	$11.404

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2012:
Shares of beneficial interest (unlimited authorization–no par)	$58,518,760	$139,659,310	$132,084,607	$202,302,644	$561,449,727	$371,921,490
Undistributed net investment income	44,359	50,633	40,351	1,002,197	3,883,743	3,717,289
Accumulated net realized loss on investments	(833,450)	(1,741,026)	(2,133,857)	(3,693,213)	(10,199,167)	(8,594,086)
Net unrealized appreciation of investments	3,224,728	9,699,538	9,821,899	9,583,040	26,226,601	14,968,228

Total net assets	$60,954,397	$147,668,455	$139,813,000	$209,194,668	$581,360,904	$382,012,921

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Allocation Funds–17

LVIP SSgA Allocation Funds

Statements of Operations

Year December 31, 2012

	LVIP SSgA Conservative Index Allocation Fund	LVIP SSgA Moderate Index Allocation Fund	LVIP SSgA Moderately Aggressive Index Allocation Fund	LVIP SSgA Conservative Structured Allocation Fund	LVIP SSgA Moderate Structured Allocation Fund	LVIP SSgA Moderately Aggressive Structured Allocation Fund
INVESTMENT INCOME:
Dividends from affiliated investment companies	$975,654	$2,016,068	$1,854,282	$3,964,456	$10,246,870	$7,061,544
Dividends from unaffiliated investment companies	173,818	524,973	548,685	382,432	1,067,281	354,883

	1,149,472	2,541,041	2,402,967	4,346,888	11,314,151	7,416,427

EXPENSES:
Management fees	121,775	302,962	295,616	466,921	1,269,428	849,736
Distribution fees-Service Class	120,342	298,592	287,819	465,821	1,261,890	843,689
Accounting and administration expenses	51,629	58,509	58,215	64,712	95,148	79,226
Professional fees	18,180	19,684	19,607	20,912	27,455	24,031
Reports and statements to shareholders	13,415	17,849	17,930	17,892	29,886	25,634
Custodian fees	2,009	2,988	2,774	4,871	8,371	6,215
Trustees’ fees	970	2,222	2,256	4,003	10,189	7,010
Pricing fees	47	100	99	143	379	280
Other	3,650	4,272	4,294	5,259	8,585	7,009

	332,017	707,178	688,610	1,050,534	2,711,331	1,842,830
Less expenses waived/reimbursed	(114,255)	(166,217)	(164,298)	(211,176)	(507,771)	(339,895)

Total operating expenses	217,762	540,961	524,312	839,358	2,203,560	1,502,935

NET INVESTMENT INCOME	931,710	2,000,080	1,878,655	3,507,530	9,110,591	5,913,492

NET REALIZED AND UNREALIZED GAIN (LOSS):
Distributions from affiliated investment companies	3,169	4,867	3,843	1,116,387	5,056,640	5,100,126
Sale of investments in affiliated investment companies	(135,579)	(629,841)	(588,010)	(1,771,324)	(4,569,994)	(3,773,566)
Sale of investments in unaffiliated investment companies	(201,753)	(622,191)	(1,121,259)	5,832	2,708	6,878

Net realized gain (loss)	(334,163)	(1,247,165)	(1,705,426)	(649,105)	489,354	1,333,438

Net change in unrealized appreciation (depreciation) of investments	3,273,040	11,209,911	12,589,639	11,172,719	37,213,522	26,374,738

NET REALIZED AND UNREALIZED GAIN	2,938,877	9,962,746	10,884,213	10,523,614	37,702,876	27,708,176

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,870,587	$11,962,826	$12,762,868	$14,031,144	$46,813,467	$33,621,668

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Allocation Funds–18

LVIP SSgA Allocation Funds

Statements of Changes in Net Assets

	LVIP SSgA Conservative Index Allocation Fund		LVIP SSgA Moderate Index Allocation Fund		LVIP SSgA Moderately Aggressive Index Allocation Fund
	Year Ended		Year Ended		Year Ended
	12/31/12	12/31/11	12/31/12	12/31/11	12/31/12	12/31/11
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$931,710	$599,509	$2,000,080	$1,033,006	$1,878,655	$969,572
Net realized loss	(334,163)	(415,995)	(1,247,165)	(217,722)	(1,705,426)	(81,839)
Net change in unrealized appreciation (depreciation)	3,273,040	(65,325)	11,209,911	(1,554,454)	12,589,639	(2,809,902)

Net increase (decrease) in net assets resulting from operations	3,870,587	118,189	11,962,826	(739,170)	12,762,868	(1,922,169)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(27,005)	(613)	(49,171)	(4,213)	(110,104)	(567)
Service Class	(1,400,552)	(38,253)	(2,844,803)	(34,324)	(2,603,945)	(10,189)
Net realized gain:
Standard Class	(135)	(1)	(924)	(10)	(2,592)	(5)
Service Class	(17,287)	(235)	(64,641)	(743)	(96,701)	(549)

	(1,444,979)	(39,102)	(2,959,539)	(39,290)	(2,813,342)	(11,310)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	1,670,621	139,717	1,950,850	1,091,168	4,106,151	1,419,881
Service Class	35,233,570	41,213,471	84,351,312	81,295,666	62,676,224	85,314,358
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	27,140	614	50,095	4,223	112,696	572
Service Class	1,417,839	38,488	2,909,444	35,067	2,700,646	10,738

	38,349,170	41,392,290	89,261,701	82,426,124	69,595,717	86,745,549

Cost of shares repurchased:
Standard Class	(207,417)	(14,882)	(658,899)	(111,063)	(443,787)	(144,955)
Service Class	(13,601,454)	(10,528,661)	(25,299,649)	(11,081,085)	(19,186,528)	(11,101,232)

	(13,808,871)	(10,543,543)	(25,958,548)	(11,192,148)	(19,630,315)	(11,246,187)

Increase in net assets derived from capital share transactions	24,540,299	30,848,747	63,303,153	71,233,976	49,965,402	75,499,362

NET INCREASE IN NET ASSETS	26,965,907	30,927,834	72,306,440	70,455,516	59,914,928	73,565,883
NET ASSETS:
Beginning of year	33,988,490	3,060,656	75,362,015	4,906,499	79,898,072	6,332,189

End of year	$60,954,397	$33,988,490	$147,668,455	$75,362,015	$139,813,000	$79,898,072

Undistributed net investment income	$44,359	$567,480	$50,633	$1,009,474	$40,351	$969,833

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Allocation Funds–19

LVIP SSgA Allocation Funds

Statements of Changes in Net Assets (continued)

	LVIP SSgA Conservative Structured Allocation Fund		LVIP SSgA Moderate Structured Allocation Fund		LVIP SSgA Moderately Aggressive Structured Allocation Fund
	Year Ended		Year Ended		Year Ended
	12/31/12	12/31/11	12/31/12	12/31/11	12/31/12	12/31/11
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$3,507,530	$2,894,428	$9,110,591	$6,151,998	$5,913,492	$4,188,461
Net realized gain (loss)	(649,105)	(57,560)	489,354	805,905	1,333,438	292,701
Net change in unrealized appreciation (depreciation)	11,172,719	(1,646,308)	37,213,522	(11,223,205)	26,374,738	(11,620,781)

Net increase (decrease) in net assets resulting from operations	14,031,144	1,190,560	46,813,467	(4,265,302)	33,621,668	(7,139,619)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(20,885)	(1,254)	(155,890)	(3,805)	(121,912)	(2,441)
Service Class	(7,323,747)	(157,758)	(18,803,763)	(381,708)	(13,478,543)	(245,798)
Net realized gain:
Standard Class	(1,101)	(78)	(9,903)	(940)	(8,646)	(622)
Service Class	(384,940)	(32,464)	(1,438,326)	(156,985)	(1,159,053)	(110,917)

	(7,730,673)	(191,554)	(20,407,882)	(543,438)	(14,768,154)	(359,778)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	570,913	531,278	3,453,028	2,034,510	2,930,795	2,055,558
Service Class	89,111,976	167,196,489	244,475,046	369,905,871	148,762,243	284,310,189
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	21,986	1,332	165,793	4,745	130,558	3,063
Service Class	7,708,687	190,222	20,242,089	538,693	14,637,596	356,715

	97,413,562	167,919,321	268,335,956	372,483,819	166,461,192	286,725,525

Cost of shares repurchased:
Standard Class	(348,588)	(332,310)	(543,031)	(378,897)	(568,568)	(565,408)
Service Class	(42,915,156)	(30,640,214)	(74,657,733)	(35,339,239)	(54,934,211)	(43,547,310)

	(43,263,744)	(30,972,524)	(75,200,764)	(35,718,136)	(55,502,779)	(44,112,718)

Increase in net assets derived from capital share transactions	54,149,818	136,946,797	193,135,192	336,765,683	110,958,413	242,612,807

NET INCREASE IN NET ASSETS	60,450,289	137,945,803	219,540,777	331,956,943	129,811,927	235,113,410
NET ASSETS:
Beginning of year	148,744,379	10,798,576	361,820,127	29,863,184	252,200,994	17,087,584

End of year	$209,194,668	$148,744,379	$581,360,904	$361,820,127	$382,012,921	$252,200,994

Undistributed net investment income	$1,002,197	$3,110,936	$3,883,743	$7,156,739	$3,717,289	$5,419,765

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Allocation Funds–20

LVIP SSgA Conservative Index Allocation Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Conservative Index Allocation Fund Standard Class
	Year Ended		8/2/10[1] to
	12/31/12	12/31/11	12/31/10
Net asset value, beginning of period	$10.751	$10.520	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.244	0.421	0.190
Net realized and unrealized gain (loss)	0.730	(0.137)	0.330

Total from investment operations	0.974	0.284	0.520

Less dividends and distributions from:
Net investment income	(0.317)	(0.053)	—
Net realized gain	(0.004)	— [3]	—

Total dividends and distributions	(0.321)	(0.053)	—

Net asset value, end of period	$11.404	$10.751	$10.520

Total return[4]	9.10%	2.69%	5.20%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,649	$149	$22
Ratio of expenses to average net assets[5]	0.20%	0.20%	0.20%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.43%	0.76%	27.19%
Ratio of net investment income to average net assets	2.16%	3.94%	4.43%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	1.92%	3.38%	(22.56%	)
Portfolio turnover	25%	35%	5%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Net realized gain distributions of $1 were made which calculated to de minimus amounts of $0.000 per share.

[4]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Allocation Funds–21

LVIP SSgA Conservative Index Allocation Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Conservative Index Allocation Fund Service Class
	Year Ended		8/2/10[1] to
	12/31/12	12/31/11	12/31/10
Net asset value, beginning of period	$10.754	$10.511	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.215	0.395	0.182
Net realized and unrealized gain (loss)	0.730	(0.138)	0.329

Total from investment operations	0.945	0.257	0.511

Less dividends and distributions from:
Net investment income	(0.291)	(0.014)	—
Net realized gain	(0.004)	— [3]	—

Total dividends and distributions	(0.295)	(0.014)	—

Net asset value, end of period	$11.404	$10.754	$10.511

Total return[4]	8.82%	2.44%	5.11%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$59,305	$33,839	$3,039
Ratio of expenses to average net assets[5]	0.45%	0.45%	0.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.68%	1.01%	27.44%
Ratio of net investment income to average net assets	1.91%	3.69%	4.18%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	1.67%	3.13%	(22.81%	)
Portfolio turnover	25%	35%	5%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Net realized gain distributions of $235 were made which calculated to de minimus amounts of $0.000 per share.

[4]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Allocation Funds–22

LVIP SSgA Moderate Index Allocation Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Moderate Index Allocation Fund Standard Class
	Year Ended		8/2/10[1] to
	12/31/12	12/31/11	12/31/10
Net asset value, beginning of period	$10.664	$10.735	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.215	0.321	0.226
Net realized and unrealized gain (loss)	1.029	(0.346)	0.509

Total from investment operations	1.244	(0.025)	0.735

Less dividends and distributions from:
Net investment income	(0.264)	(0.046)	—
Net realized gain	(0.006)	— [3]	—

Total dividends and distributions	(0.270)	(0.046)	—

Net asset value, end of period	$11.638	$10.664	$10.735

Total return[4]	11.70%	(0.23% )	7.35%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,641	$1,158	$170
Ratio of expenses to average net assets[5]	0.20%	0.20%	0.20%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.34%	0.47%	12.31%
Ratio of net investment income to average net assets	1.89%	2.97%	5.13%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	1.75%	2.70%	(6.98%	)
Portfolio turnover	21%	11%	2%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Net realized gain distributions of $10 were made which calculated to de minimus amounts of $0.000 per share.

[4]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Allocation Funds–23

LVIP SSgA Moderate Index Allocation Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Moderate Index Allocation Fund Service Class
	Year Ended		8/2/10[1] to
	12/31/12	12/31/11	12/31/10
Net asset value, beginning of period	$10.666	$10.724	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.186	0.292	0.216
Net realized and unrealized gain (loss)	1.029	(0.344)	0.508

Total from investment operations	1.215	(0.052)	0.724

Less dividends and distributions from:
Net investment income	(0.237)	(0.006)	—
Net realized gain	(0.006)	— [3]	—

Total dividends and distributions	(0.243)	(0.006)	—

Net asset value, end of period	$11.638	$10.666	$10.724

Total return[4]	11.43%	(0.48% )	7.24%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$145,027	$74,204	$4,736
Ratio of expenses to average net assets[5]	0.45%	0.45%	0.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.59%	0.72%	12.56%
Ratio of net investment income to average net assets	1.64%	2.72%	4.88%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	1.50%	2.45%	(7.23%	)
Portfolio turnover	21%	11%	2%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Net realized gain distributions of $743 were made which calculated to de minimus amounts of $0.000 per share.

[4]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Allocation Funds–24

LVIP SSgA Moderately Aggressive Index Allocation Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Moderately Aggressive Index Allocation Fund Standard Class
	Year Ended		8/2/10[1] to
	12/31/12	12/31/11	12/31/10
Net asset value, beginning of period	$10.584	$10.875	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.207	0.284	0.172
Net realized and unrealized gain (loss)	1.148	(0.562)	0.703

Total from investment operations	1.355	(0.278)	0.875

Less dividends and distributions from:
Net investment income	(0.276)	(0.013)	—
Net realized gain	(0.009)	— [3]	—

Total dividends and distributions	(0.285)	(0.013)	—

Net asset value, end of period	$11.654	$10.584	$10.875

Total return[4]	12.86%	(2.55% )	8.75%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$5,463	$1,451	$190
Ratio of expenses to average net assets[5]	0.20%	0.20%	0.20%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.34%	0.46%	17.50%
Ratio of net investment income to average net assets	1.83%	2.64%	3.87%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	1.69%	2.38%	(13.43%	)
Portfolio turnover	23%	9%	2%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Net realized gain distributions of $5 were made which calculated to de minimus amounts of $0.000 per share.

[4]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Allocation Funds–25

LVIP SSgA Moderately Aggressive Index Allocation Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Moderately Aggressive Index Allocation Fund Service Class
	Year Ended		8/2/10[1] to
	12/31/12	12/31/11	12/31/10
Net asset value, beginning of period	$10.558	$10.863	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.178	0.256	0.163
Net realized and unrealized gain (loss)	1.144	(0.559)	0.700

Total from investment operations	1.322	(0.303)	0.863

Less dividends and distributions from:
Net investment income	(0.231)	(0.002)	—
Net realized gain	(0.009)	— [3]	—

Total dividends and distributions	(0.240)	(0.002)	—

Net asset value, end of period	$11.640	$10.558	$10.863

Total return[4]	12.58%	(2.79% )	8.63%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$134,350	$78,447	$6,142
Ratio of expenses to average net assets[5]	0.45%	0.45%	0.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.59%	0.71%	17.75%
Ratio of net investment income to average net assets	1.58%	2.39%	3.62%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	1.44%	2.13%	(13.68%	)
Portfolio turnover	23%	9%	2%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Net realized gain distributions of $549 were made which calculated to de minimus amounts of $0.000 per share.

[4]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Allocation Funds–26

LVIP SSgA Conservative Structured Allocation Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Conservative Structured Allocation Fund Standard Class
	Year Ended		8/2/10[1] to
	12/31/12	12/31/11	12/31/10
Net asset value, beginning of period	$10.709	$10.474	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.236	0.428	0.244
Net realized and unrealized gain (loss)	0.651	(0.136)	0.230

Total from investment operations	0.887	0.292	0.474

Less dividends and distributions from:
Net investment income	(0.436)	(0.054)	—
Net realized gain	(0.022)	(0.003)	—

Total dividends and distributions	(0.458)	(0.057)	—

Net asset value, end of period	$11.138	$10.709	$10.474

Total return[3]	8.35%	2.80%	4.74%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$524	$263	$59
Ratio of expenses to average net assets[4]	0.20%	0.20%	0.20%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.31%	0.37%	8.01%
Ratio of net investment income to average net assets	2.13%	4.00%	5.67%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	2.02%	3.83%	(2.14%	)
Portfolio turnover	19%	11%	1%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Allocation Funds–27

LVIP SSgA Conservative Structured Allocation Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Conservative Structured Allocation Fund Service Class
	Year Ended		8/2/10[1] to
	12/31/12	12/31/11	12/31/10
Net asset value, beginning of period	$10.711	$10.464	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.208	0.400	0.236
Net realized and unrealized gain (loss)	0.652	(0.135)	0.228

Total from investment operations	0.860	0.265	0.464

Less dividends and distributions from:
Net investment income	(0.411)	(0.015)	—
Net realized gain	(0.022)	(0.003)	—

Total dividends and distributions	(0.433)	(0.018)	—

Net asset value, end of period	$11.138	$10.711	$10.464

Total return[3]	8.09%	2.54%	4.64%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$208,671	$148,481	$10,740
Ratio of expenses to average net assets[4]	0.45%	0.45%	0.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.56%	0.62%	8.26%
Ratio of net investment income to average net assets	1.88%	3.75%	5.42%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	1.77%	3.58%	(2.39%	)
Portfolio turnover	19%	11%	1%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Allocation Funds–28

LVIP SSgA Moderate Structured Allocation Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Moderate Structured Allocation Fund Standard Class
	Year Ended		8/2/10[1] to
	12/31/12	12/31/11	12/31/10
Net asset value, beginning of period	$10.633	$10.637	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.227	0.365	0.218
Net realized and unrealized gain (loss)	0.883	(0.335)	0.419

Total from investment operations	1.110	0.030	0.637

Less dividends and distributions from:
Net investment income	(0.437)	(0.027)	—
Net realized gain	(0.030)	(0.007)	—

Total dividends and distributions	(0.467)	(0.034)	—

Net asset value, end of period	$11.276	$10.633	$10.637

Total return[3]	10.54%	0.29%	6.37%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$5,172	$1,952	$323
Ratio of expenses to average net assets[4]	0.19%	0.20%	0.20%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.29%	0.31%	3.01%
Ratio of net investment income to average net assets	2.04%	3.41%	4.98%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.94%	3.30%	2.17%
Portfolio turnover	12%	7%	0%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Allocation Funds–29

LVIP SSgA Moderate Structured Allocation Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Moderate Structured Allocation Fund Service Class
	Year Ended		8/2/10[1] to
	12/31/12	12/31/11	12/31/10
Net asset value, beginning of period	$10.607	$10.626	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.198	0.337	0.209
Net realized and unrealized gain (loss)	0.882	(0.333)	0.417

Total from investment operations	1.080	0.004	0.626

Less dividends and distributions from:
Net investment income	(0.383)	(0.016)	—
Net realized gain	(0.030)	(0.007)	—

Total dividends and distributions	(0.413)	(0.023)	—

Net asset value, end of period	$11.274	$10.607	$10.626

Total return[3]	10.27%	0.04%	6.26%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$576,189	$359,868	$29,540
Ratio of expenses to average net assets[4]	0.44%	0.45%	0.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.54%	0.56%	3.26%
Ratio of net investment income to average net assets	1.79%	3.16%	4.73%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.69%	3.05%	1.92%
Portfolio turnover	12%	7%	0%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Allocation Funds–30

LVIP SSgA Moderately Aggressive Structured Allocation Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Moderately Aggressive Structured Allocation Fund Standard Class
	Year Ended		8/2/10[1] to
	12/31/12	12/31/11	12/31/10
Net asset value, beginning of period	$10.711	$10.934	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.223	0.353	0.202
Net realized and unrealized gain (loss)	0.983	(0.545)	0.732

Total from investment operations	1.206	(0.192)	0.934

Less dividends and distributions from:
Net investment income	(0.474)	(0.025)	—
Net realized gain	(0.036)	(0.006)	—

Total dividends and distributions	(0.510)	(0.031)	—

Net asset value, end of period	$11.407	$10.711	$10.934

Total return[3]	11.39%	(1.74% )	9.34%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$4,150	$1,528	$58
Ratio of expenses to average net assets[4]	0.19%	0.20%	0.20%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.29%	0.33%	4.51%
Ratio of net investment income to average net assets	1.99%	3.26%	4.59%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.89%	3.13%	0.28%
Portfolio turnover	12%	16%	0%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Allocation Funds–31

LVIP SSgA Moderately Aggressive Structured Allocation Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Moderately Aggressive Structured Allocation Fund Service Class
	Year Ended		8/2/10[1] to
	12/31/12	12/31/11	12/31/10
Net asset value, beginning of period	$10.684	$10.923	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.194	0.326	0.196
Net realized and unrealized gain (loss)	0.980	(0.545)	0.727

Total from investment operations	1.174	(0.219)	0.923

Less dividends and distributions from:
Net investment income	(0.418)	(0.014)	—
Net realized gain	(0.036)	(0.006)	—

Total dividends and distributions	(0.454)	(0.020)	—

Net asset value, end of period	$11.404	$10.684	$10.923

Total return[3]	11.11%	(1.99% )	9.23%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$377,863	$250,673	$17,030
Ratio of expenses to average net assets[4]	0.44%	0.45%	0.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.54%	0.58%	4.76%
Ratio of net investment income to average net assets	1.74%	3.01%	4.34%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.64%	2.88%	0.03%
Portfolio turnover	12%	16%	0%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Allocation Funds–32

LVIP SSgA Allocation Funds

Notes to Financial Statements

December 31, 2012

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 66 series (Series). These financial statements and the related notes pertain to the LVIP SSgA Conservative Index Allocation Fund, LVIP SSgA Moderate Index Allocation Fund, LVIP SSgA Moderately Aggressive Index Allocation Fund, LVIP SSgA Conservative Structured Allocation Fund, LVIP SSgA Moderate Structured Allocation Fund and LVIP SSgA Moderately Aggressive Structured Allocation Fund (each, a Fund, or collectively, the Funds). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Funds are considered non-diversified under the Investment Company Act of 1940, as amended, and offer Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold each Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

Each Fund will invest a significant portion of its assets in exchange-traded funds and other open-end investment companies (mutual funds) that are advised by Lincoln Investment Advisors Corporation (LIAC) or non-affiliated managers (collectively, the Underlying Funds). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments.

The investment objective of the LVIP SSgA Conservative Index Allocation Fund and LVIP SSgA Conservative Structured Allocation Fund is to seek a high level of current income, with some consideration given to growth of capital.

The investment objective of the LVIP SSgA Moderate Index Allocation Fund and LVIP SSgA Moderate Structured Allocation Fund is to seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.

The investment objective of the LVIP SSgA Moderately Aggressive Index Allocation Fund and LVIP SSgA Moderately Aggressive Structured Allocation Fund is to seek a balance between high level of current income and growth of capital, with a greater emphasis on growth of capital.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Funds.

Security Valuation–Exchange-Traded Funds (ETFs), except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an ETF does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. The value of each Fund’s investments in the Underlying Funds is based on the published net asset value (NAV) of an Underlying Fund computed as of the close of regular trading on the NYSE on days when the NYSE is open. Determination of the Underlying Funds’ NAVs is the responsibility of the Underlying Funds and not the Funds. Securities of each Underlying Fund are valued under the valuation policy of the Underlying Fund. For information regarding the determination of NAV of each Underlying Fund, see the Underlying Funds’ prospectus and statements of additional information.

Federal Income Taxes–No provision for federal income taxes has been made as each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (December 31, 2010–December 31, 2012), and has concluded that no provision for federal income tax is required for the Funds’ financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date. The Funds declare and distribute dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

LVIP SSgA Allocation Funds–33

LVIP SSgA Allocation Funds

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

The Funds may receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2012.

2. Management Fees and Other Transactions With Affiliates

LIAC is a registered investment advisor and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation, and is responsible for overall management of the Funds’ investment portfolios, and provides certain administrative services to the Funds. For its services, LIAC indirectly receives a management fee at an annual rate of 0.25% of the average daily net assets of the Funds. This fee is in addition to the management fee indirectly paid to the investment advisors of the Underlying Funds (including LIAC). LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.10% of average daily net assets of each Fund. This agreement will continue at least through April 30, 2013, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (Board) and LIAC.

LIAC has contractually agreed to reimburse the Funds to the extent that the Funds’ total annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.20% of each Fund’s average daily net assets for the Standard Class (0.45% for the Service Class). The agreement will continue at least through April 30, 2013, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

SSgA Funds Management Inc. (SSgA) provides consulting services to LIAC but has no management discretion over the Funds’ assets and LIAC pays no compensation to SSgA under the consulting agreement.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Funds. For these services, the Fund paid Lincoln Life a fee at an annual rate of 0.008% of the average daily net assets of the Funds and reimbursed Lincoln Life for the cost of internal legal services. For the year ended December 31, 2012, fees for these administrative and legal services amounted as follows:

	LVIP SSgA Conservative Index Allocation Fund	LVIP SSgA Moderate Index Allocation Fund	LVIP SSgA Moderately Aggressive Index Allocation Fund	LVIP SSgA Conservative Structured Allocation Fund	LVIP SSgA Moderate Structured Allocation Fund	LVIP SSgA Moderately Aggressive Structured Allocation Fund
Administration fees	$3,897	$9,695	$9,460	$14,941	$40,622	$27,192
Legal fees	416	1,032	1,014	1,647	4,405	2,971

Beginning January 1, 2013, the Trust will reimburse Lincoln Life for the cost of the administrative and internal legal services.

Lincoln Life also performs daily trading operations. For the year ended December 31, 2012, each Fund reimbursed Lincoln Life for the cost of these services as follows:

LVIP SSgA Conservative Index Allocation Fund	LVIP SSgA Moderate Index Allocation Fund	LVIP SSgA Moderately Aggressive Index Allocation Fund	LVIP SSgA Conservative Structured Allocation Fund	LVIP SSgA Moderate Structured Allocation Fund	LVIP SSgA Moderately Aggressive Structured Allocation Fund
$316	$783	$741	$1,124	$3,121	$2,064

Pursuant to a distribution and service plan, the Funds are authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Board. No distribution expenses are paid by Standard Class shares.

In addition to the management fee and other expenses reflected on the Statements of Operations, the Funds indirectly bear the investment management fees and other expenses of the Underlying Funds in which they invest. Because each of the Underlying Funds has varied expense and fee levels, and the Funds may own different amounts of shares of these funds at different times, the amount of fees and expenses incurred indirectly will vary.

LVIP SSgA Allocation Funds–34

LVIP SSgA Allocation Funds

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

At December 31, 2012, the Funds had liabilities payable to affiliates as follows:

	LVIP SSgA Conservative Index Allocation Fund	LVIP SSgA Moderate Index Allocation Fund	LVIP SSgA Moderately Aggressive Index Allocation Fund	LVIP SSgA Conservative Structured Allocation Fund	LVIP SSgA Moderate Structured Allocation Fund	LVIP SSgA Moderately Aggressive Structured Allocation Fund
Management fees payable to LIAC	$921	$12,095	$10,672	$23,510	$73,053	$47,971
Distribution fees payable to LFD	12,286	30,312	28,155	43,798	120,810	79,221

Certain officers and trustees of the Funds are also officers or directors of the Companies and receive no compensation from the Funds. The Funds pay the compensation of unaffiliated trustees.

3. Investments

For the year ended December 31, 2012, each Fund made purchases and sales of investment securities other than short-term investments as follows:

	LVIP SSgA Conservative Index Allocation Fund	LVIP SSgA Moderate Index Allocation Fund	LVIP SSgA Moderately Aggressive Index Allocation Fund	LVIP SSgA Conservative Structured Allocation Fund	LVIP SSgA Moderate Structured Allocation Fund	LVIP SSgA Moderately Aggressive Structured Allocation Fund
Purchases	$36,014,155	$87,400,159	$76,037,970	$86,666,535	$247,231,546	$147,286,907
Sales	11,978,882	24,830,910	26,768,843	35,516,726	59,672,207	39,888,004

At December 31, 2012, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

	LVIP SSgA Conservative Index Allocation Fund	LVIP SSgA Moderate Index Allocation Fund	LVIP SSgA Moderately Aggressive Index Allocation Fund	LVIP SSgA Conservative Structured Allocation Fund	LVIP SSgA Moderate Structured Allocation Fund	LVIP SSgA Moderately Aggressive Structured Allocation Fund
Cost of investments	$58,398,125	$139,202,193	$131,220,138	$203,470,505	$565,590,685	$376,153,424

Aggregate unrealized appreciation	$3,224,728	$9,699,538	$9,821,899	$10,203,312	$29,834,145	$19,287,762
Aggregate unrealized depreciation	(641,750)	(1,076,544)	(963,318)	(4,329,852)	(14,275,441)	(13,581,020)

Net unrealized appreciation	$2,582,978	$8,622,994	$8,858,581	$5,873,460	$15,558,704	$5,706,742

U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

LVIP SSgA Allocation Funds–35

LVIP SSgA Allocation Funds

Notes to Financial Statements (continued)

3. Investments (continued)

Level 3–	inputs are significant unobservable inputs (including each Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following tables summarize the valuation of each Fund’s investments by fair value hierarchy levels as of December 31, 2012:

Level 1	LVIP SSgA Conservative Index Allocation Fund	LVIP SSgA Moderate Index Allocation Fund	LVIP SSgA Moderately Aggressive Index Allocation Fund	LVIP SSgA Conservative Structured Allocation Fund	LVIP SSgA Moderate Structured Allocation Fund	LVIP SSgA Moderately Aggressive Structured Allocation Fund
Investment Companies	$60,981,103	$147,825,187	$140,078,719	$209,343,965	$581,149,389	$381,860,166

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2012, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Funds’ policy is to recognize transfers between levels at the beginning of the reporting period.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2012 and 2011 was as follows:

	LVIP SSgA Conservative Index Allocation Fund	LVIP SSgA Moderate Index Allocation Fund	LVIP SSgA Moderately Aggressive Index Allocation Fund	LVIP SSgA Conservative Structured Allocation Fund	LVIP SSgA Moderate Structured Allocation Fund	LVIP SSgA Moderately Aggressive Structured Allocation Fund
Year Ended December 31, 2012:
Ordinary income	$1,429,592	$2,911,600	$2,732,092	$7,352,492	$19,074,647	$13,669,050
Long-term capital gains	15,387	47,939	81,250	378,181	1,333,235	1,099,104

	$1,444,979	$2,959,539	$2,813,342	$7,730,673	$20,407,882	$14,768,154

Year Ended December 31, 2011:
Ordinary income	$38,986	$38,663	$10,895	$159,179	$385,666	$248,328
Long-term capital gains	116	627	415	32,375	157,772	111,450

Total	$39,102	$39,290	$11,310	$191,554	$543,438	$359,778

In addition, the Funds declared ordinary income consent dividends for the year ended December 31, 2011 and such amounts have been deemed paid and contributed to paid-in capital as follows:

	LVIP SSgA Conservative Index Allocation Fund	LVIP SSgA Moderate Index Allocation Fund	LVIP SSgA Moderately Aggressive Index Allocation Fund	LVIP SSgA Conservative Structured Allocation Fund	LVIP SSgA Moderate Structured Allocation Fund	LVIP SSgA Moderately Aggressive Structured Allocation Fund
Ordinary income	$88,199	$264,725	$328,671	$464,767	$1,877,139	$1,442,131

LVIP SSgA Allocation Funds–36

LVIP SSgA Allocation Funds

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis

As of December 31, 2012, the components of net assets on a tax basis were as follows:

	LVIP SSgA Conservative Index Allocation Fund	LVIP SSgA Moderate Index Allocation Fund	LVIP SSgA Moderately Aggressive Index Allocation Fund	LVIP SSgA Conservative Structured Allocation Fund	LVIP SSgA Moderate Structured Allocation Fund	LVIP SSgA Moderately Aggressive Structured Allocation Fund
Shares of beneficial interest	$58,518,760	$139,659,310	$132,084,607	$202,302,644	$561,449,727	$371,921,490
Undistributed ordinary income	44,359	50,633	40,351	1,008,674	3,883,743	3,717,289
Undistributed long-term capital gains	—	—	—	68,809	710,932	947,729
Accumulated capital & other losses	(191,700)	(664,482)	(1,170,539)	(58,919)	(242,202)	(280,329)
Unrealized appreciation	2,582,978	8,622,994	8,858,581	5,873,460	15,558,704	5,706,742

Net assets	$60,954,397	$147,668,455	$139,813,000	$209,194,668	$581,360,904	$382,012,921

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and pass-through consent dividends from the Underlying Funds.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of distributions received from underlying investments, consent dividends and pass-through consent dividends. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2012, the Funds recorded the following reclassifications:

	LVIP SSgA Conservative Index Allocation Fund	LVIP SSgA Moderate Index Allocation Fund	LVIP SSgA Moderately Aggressive Index Allocation Fund	LVIP SSgA Conservative Structured Allocation Fund	LVIP SSgA Moderate Structured Allocation Fund	LVIP SSgA Moderately Aggressive Structured Allocation Fund
Paid-in capital	$88,199	$264,725	$328,671	$464,767	$1,877,139	$1,442,131
Undistributed net investment income	(27,274)	(64,947)	(94,088)	1,728,363	6,576,066	5,984,487
Accumulated net realized gain (loss)	(60,925)	(199,778)	(234,583)	(2,193,130)	(8,453,205)	(7,426,618)

For federal income tax purposes, capitalloss carryforwards may be carried forward and applied against future capital gains. The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. The provisions of the Act were effective for the Funds’ calendar year ended December 31, 2011. The Act provides for the unlimited carryover of future capital losses; however, there may be a greater likelihood that all or a portion of each Fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized, due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss, whereas before the Act, capital losses carried forward were treated as short-term.

Losses incurred that will be carried forward under the Act are as follows:

Tax Character	LVIP SSgA Conservative Index Allocation Fund	LVIP SSgA Moderate Index Allocation Fund	LVIP SSgA Moderately Aggressive Index Allocation Fund
Short-Term	$32,113	$135,443	$243,640
Long-Term	158,273	521,037	919,154

Total	$190,386	$656,480	$1,162,794

LVIP SSgA Allocation Funds–37

LVIP SSgA Allocation Funds

Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	LVIP SSgA Conservative Index Allocation Fund		LVIP SSgA Moderate Index Allocation Fund		LVIP SSgA Moderately Aggressive Index Allocation Fund
	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/12	Year Ended 12/31/11
Shares sold:
Standard Class	146,983	13,131	171,862	102,719	361,011	132,997
Service Class	3,139,892	3,854,599	7,489,387	7,548,064	5,574,795	7,894,072
Shares issued upon reinvestment of dividends and distributions:
Standard Class	2,398	57	4,361	397	9,848	56
Service Class	125,082	3,590	253,268	3,326	236,204	1,054

	3,414,355	3,871,377	7,918,878	7,654,506	6,181,858	8,028,179

Shares repurchased:
Standard Class	(18,608)	(1,392)	(57,881)	(10,360)	(39,229)	(13,378)
Service Class	(1,211,324)	(1,000,532)	(2,237,963)	(1,035,764)	(1,698,918)	(1,030,638)

	(1,229,932)	(1,001,924)	(2,295,844)	(1,046,124)	(1,738,147)	(1,044,016)

Net increase	2,184,423	2,869,453	5,623,034	6,608,382	4,443,711	6,984,163

	LVIP SSgA Conservative Structured Allocation Fund		LVIP SSgA Moderate Structured Allocation Fund		LVIP SSgA Moderately Aggressive Structured Allocation Fund
	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/12	Year Ended 12/31/11
Shares sold:
Standard Class	51,680	49,749	309,289	187,996	260,572	188,568
Service Class	8,061,074	15,696,901	22,108,682	34,379,963	13,288,228	25,815,975
Shares issued upon reinvestment of dividends and distributions:
Standard Class	1,984	125	14,888	462	11,640	296
Service Class	696,171	18,069	1,818,882	52,566	1,305,787	34,582

	8,810,909	15,764,844	24,251,741	34,620,987	14,866,227	26,039,421

Shares repurchased:
Standard Class	(31,176)	(30,896)	(49,135)	(35,197)	(51,051)	(51,509)
Service Class	(3,883,345)	(2,879,377)	(6,747,524)	(3,285,274)	(4,922,767)	(3,947,816)

	(3,914,521)	(2,910,273)	(6,796,659)	(3,320,471)	(4,973,818)	(3,999,325)

Net increase	4,896,388	12,854,571	17,455,082	31,300,516	9,892,409	22,040,096

7. Contractual Obligations

The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of material loss to be remote.

8. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Funds’ financial statements.

LVIP SSgA Allocation Funds–38

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP SSgA Allocation Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the LVIP SSgA Conservative Index Allocation Fund, LVIP SSgA Moderate Index Allocation Fund, LVIP SSgA Moderately Aggressive Index Allocation Fund, LVIP SSgA Conservative Structured Allocation Fund, LVIP SSgA Moderate Structured Allocation Fund, and LVIP SSgA Moderately Aggressive Structured Allocation Fund (six of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period August 2, 2010 (commencement of operations) to December 31, 2010. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP SSgA Conservative Index Allocation Fund, LVIP SSgA Moderate Index Allocation Fund, LVIP SSgA Moderately Aggressive Index Allocation Fund, LVIP SSgA Conservative Structured Allocation Fund, LVIP SSgA Moderate Structured Allocation Fund , and LVIP SSgA Moderately Aggressive Structured Allocation Fund, of the Lincoln Variable Insurance Products Trust at December 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period August 2, 2010 (commencement of operations) to December 31, 2010, in conformity with U.S. generally accepted accounting principles.

February 18, 2013

Philadelphia, Pennsylvania

LVIP SSgA Allocation Funds–39

LVIP SSgA Allocation Funds

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2012, the Funds designate distributions paid during the year as follows:

	(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
LVIP SSgA Conservative Index Allocation Fund	1.06%	98.94%	100.00%
LVIP SSgA Moderate Index Allocation Fund	1.62%	98.38%	100.00%
LVIP SSgA Moderately Aggressive Index Allocation Fund	2.89%	97.11%	100.00%
LVIP SSgA Conservative Structured Allocation Fund	4.89%	95.11%	100.00%
LVIP SSgA Moderate Structured Allocation Fund	6.53%	93.47%	100.00%
LVIP SSgA Moderately Aggressive Structured Allocation Fund	7.44%	92.56%	100.00%

(A) and (B) are based on a percentage of each Fund’s total distributions.

Approval of Investment Management Agreement

On August 29 and September 10, 2012, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “LVIP Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the LVIP Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal or approval of the sub-advisory agreement with various sub-advisors (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the LVIP Trust (each a “Fund”).

The trustees who are not “interested persons” of the LVIP Trust (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and the sub-advisers prior to the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also received information about the Funds throughout the year in connection with the regular quarterly Board meetings from LIAC and, as applicable, the various portfolio management teams providing services to the Funds.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, LVIP Trust officers and Lincoln Life and LIAC employees to consider the renewal of the Advisory Agreements. In considering the renewal or approval of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered, among others, the factors listed below and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed or approved and accordingly, recommended to the Board of Trustees the renewal or approval of the Advisory Agreements.

Approval of Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Independent Trustees considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel, resources and compliance. The Independent Trustees reviewed the services provided by LIAC in serving as investment adviser, the personnel providing the investment management services and compliance staff, regulatory and compliance matters. The Independent Trustees also considered that certain Lincoln Life personnel would continue to provide services to the Funds on behalf of LIAC and that Lincoln Life provided administrative services to the Funds under a separate administration agreement. Based on this information, the Independent Trustees concluded that the services provided by LIAC were satisfactory.

The Independent Trustees reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2012, for each Fund compared to the average performance of a performance universe of funds in a Lipper category underlying variable insurance products (“performance group”) and a benchmark index.

The Independent Trustees reviewed each Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Lipper expense peer group for each Fund. The Independent Trustees considered that management fees as reported by Lipper include separate administrative and accounting fees for the Funds as well as the funds in the expense group, to the extent the expense group funds pay separate administrative and accounting fees. For each Fund, the expense peer group consists of the subject Fund and other funds in a Lipper category underlying variable insurance products, as classified by Lipper (“expense group”).

LVIP SSgA Allocation Funds–40

LVIP SSgA Allocation Funds

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement with LIAC (continued)

The Independent Trustees considered the nature, extent and quality of services provided by LIAC under the investment management agreement. The Independent Trustees reviewed the services provided by LIAC and the background of the investment professionals servicing the Funds. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance and regulatory matters.

The Independent Trustees considered that LIAC had implemented an expense limitation and an advisory fee waiver for each of the Funds through April 30, 2013. The Independent Trustees noted that the investment management fees for each Fund were above the average investment management fee of the respective Lipper expense group. The Independent Trustees considered that total expenses including acquired fund fees and expenses, giving effect to the advisory fee waiver and expense limitation for each Fund, were below the average total expenses of the respective Lipper expense group. The Independent Trustees concluded that each Fund’s investment management fee, coupled with the applicable expense limitation and advisory fee waiver, was reasonable in light of the nature, quality and extent of services provided by LIAC.

The Independent Trustees reviewed the LVIP SSgA Conservative Index Allocation Fund’s return compared to the average return of the Lipper performance group of mixed-asset target allocation conservative funds and a blended index. The Independent Trustees noted that the Fund’s return for the one year period was above the average of the Lipper performance group and below the benchmark index. The Independent Trustees considered that the Fund had commenced operations on July 30, 2010 and that there was a relatively short period to evaluate performance. The Independent Trustees concluded that the services provided by LIAC were satisfactory.

The Independent Trustees reviewed the LVIP SSgA Conservative Structured Allocation Fund’s return compared to the average return of the Lipper performance group of mixed-asset target allocation conservative funds and a blended index. The Independent Trustees noted that the Fund’s return for the one year period was below the average of the Lipper performance group and the benchmark index. The Independent Trustees considered that the Fund had commenced operations on July 30, 2010 and that there was a relatively short period to evaluate performance. The Independent Trustees concluded that the services provided by LIAC were satisfactory.

The Independent Trustees reviewed the LVIP SSgA Moderate Index Allocation Fund’s return compared to the average return of the Lipper performance group of mixed-asset target allocation moderate funds and a blended index. The Independent Trustees noted that the Fund’s return for the one year period was below the average of the Lipper performance group and the benchmark index. The Independent Trustees considered that the Fund had commenced operations on July 30, 2010 and that there was a relatively short period to evaluate performance. The Independent Trustees concluded that the services provided by LIAC were satisfactory.

The Independent Trustees reviewed the LVIP SSgA Moderate Structured Allocation Fund’s return compared to the average return of the Lipper performance group of mixed-asset target allocation moderate funds and a blended index. The Independent Trustees noted that the Fund’s return for the one year period was below the average of the Lipper performance group and the benchmark index. The Independent Trustees considered that the Fund had commenced operations on July 30, 2010 and that there was a relatively short period to evaluate performance. The Independent Trustees concluded that the services provided by LIAC were satisfactory.

The Independent Trustees reviewed the LVIP SSgA Moderately Aggressive Index Allocation Fund’s return compared to the average return of the Lipper performance group of mixed-asset target allocation growth funds and a blended index. The Independent Trustees noted that the Fund’s return for the one year period was below the average of the Lipper performance group and the benchmark index. The Independent Trustees considered that the Fund had commenced operations on July 30, 2010 and that there was a relatively short period to evaluate performance. The Independent Trustees concluded that the services provided by LIAC were satisfactory.

The Independent Trustees reviewed the LVIP SSgA Moderately Aggressive Structured Allocation Fund’s return compared to the average return of the Lipper performance group of mixed-asset target allocation growth funds and a blended index. The Independent Trustees noted that the Fund’s return for the one year period was below the average of the Lipper performance group and the benchmark index. The Independent Trustees considered that the Fund had commenced operations on July 30, 2010 and that there was a relatively short period to evaluate performance. The Independent Trustees concluded that the services provided by LIAC were satisfactory.

The Independent Trustees considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Independent Trustees considered that LIAC had implemented an expense limitation and an advisory fee waiver for each Fund and concluded that economies of scale were appropriately shared with investors.

The Independent Trustees also reviewed the profitability analysis to LIAC and its affiliates with respect to each Fund individually and the Funds group overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Independent Trustees reviewed materials provided by LIAC and Lincoln as to any such benefits. Lincoln Insurance Companies receive and retain 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Independent Trustees also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from Lincoln Funds by the Lincoln Insurance

LVIP SSgA Allocation Funds–41

LVIP SSgA Allocation Funds

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement with LIAC (continued)

Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates may benefit from economies of scale with the Funds when it bargains together with the Funds for certain services. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Funds, and subsequently received premiums will be allocated to the Funds as received.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Independent Trustees determined that the terms of the investment management agreement for the Funds continues to be fair and reasonable, and that the continuation of the agreement is in the best interests of each Fund and recommended the renewal of the investment management agreement to the Board of Trustees.

LVIP SSgA Allocation Funds–42

Officer/Trustee Information for Lincoln VIP Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Fidelity Investments	71	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	71	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Retired; Formerly, Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	71	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	71	N/A
Gary D. Lemon, PH.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly, Advisory Trustee since November 2004	Joseph Percival Allen III University Professor, James W. Emerson Director of the Robert C. McDermond Center for Management and Entrepreneurship, Professor of Economics and Management, DePauw University	71	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C.	71	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; Formerly, President Emeritus, Indiana Health Association; Formerly, President, Indiana Hospital & Health Association	71	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC.	71	N/A
Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since June 2011	Senior Vice President and Treasurer, Lincoln National Corporation; Formerly, Senior Vice President, Head of Insurance & Retirement Solutions Financial Management	N/A	N/A

LVIP SSgA Allocation Funds–43

Officer/Trustee Information for Lincoln VIP Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Jill R. Whitelaw, Esq.[1] Radnor Financial Center, 150 N. Radnor Chestor Rd, Radnor, PA 19087 YOB: 1963	Vice President, Secretary, and Chief Legal Officer	Vice President, Secretary, and Chief Legal Officer since December 2012; Formerly, Secretary and Chief Legal Officer since June 2011	Vice President and Chief Counsel–Fund Management, The Lincoln National Life Insurance Company; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corp.; Formerly, Of Counsel–Montgomery, McCracken, Walker & Rhoades; Director–Merrill Lynch, Pierce, Fenner & Smith	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, Director of Funds Management, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A
Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Vice President since December 2012	Vice President, The Lincoln National Life Insurance Company	N/A	N/A
Blake W. Martin[1] Radnor Financial Center, 150 N. Radnor Chester Rd, Radnor, PA 19087 YOB: 1956	Vice President	Vice President since December 2012	Vice President and Head of Corporate Tax, Lincoln National Corporation; Formerly, Independent Consultant and Managing Director at Smart Business Advisory and Consulting, LLC.	N/A	N/A
John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President since June 2011 and Chief Compliance Officer since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A
David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011	Vice President, Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly, Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A

LVIP SSgA Allocation Funds–44

Officer/Trustee Information for Lincoln VIP Trust (unaudited) (continued)

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*	The Trust Complex is comprised of the 66 Series of the Lincoln Variable Insurance Products Trust and the 5 Series of the Lincoln Advisors Trust.

[1]

All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940, by reason of their being officers of the Lincoln investment advisors Corporation.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSgA Allocation Funds–45

LVIP SSgA Global Tactical Allocation RPM Fund

(formerly LVIP SSgA Global Tactical Allocation Fund)

LVIP SSgA Global Tactical Allocation RPM Fund

(formerly LVIP SSgA Global Tactical Allocation Fund)

a series of Lincoln Variable Insurance Products Trust

Annual Report

December 31, 2012

LVIP SSgA Global Tactical Allocation RPM Fund

LVIP SSgA Global Tactical Allocation RPM Fund

2012 Annual Report Commentary (unaudited)

The Fund returned 11.15% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2012, while its benchmark, the Global Tactical Allocation Composite Index1 returned 12.16%.

Managed by:

The final stanza of 2012 proved broadly rewarding for investors in global equities, but fixed income returns were lackluster aside from prosperous high-yield situations. In the end, a year that endured repeated threats of eurozone rupture, frequently violent unrest across the Middle East, and escalating political rancor in the US, produced the best relative performance of stocks over bonds since 2009.

Drawing additional strength from continued good news in the housing sector, signs of health in the job market, and Federal Reserve plans to keep buying Treasury bonds in 2013, US share prices climbed nicely into mid-December. Angst over budgetary deliberations did not disappear, however, with partisan rhetoric often reaching colorful levels of rancor in the final weeks of 2012. Only on the final day of the year did Congress seem ready to pass legislation that would prevent the blanket spending cuts and tax increases of the fiscal cliff from taking effect. The late agreement was enough to spark solid equity gains on December 31, but insufficient to lift the S&P 500® Index2 to a positive return for the full fourth quarter. Even at their best December levels, US equities remained well off the September highs reached in conjunction with the Federal Reserve’s open-ended commitment to mortgage purchases. While the S&P 500 managed a decent 0.9% gain for December alone, the popular benchmark retained a 0.4% loss for the fourth quarter as a whole. The slippage would seem thoroughly forgivable in a year during which the S&P still posted a 16.0% annual gain, but the vast majority of equity markets around the world achieved solidly positive fourth-quarter returns, stealing back the mantle of 2012 leadership from US stocks.

After delivering hints of relative improvement during the third quarter, equities outside the US picked up additional momentum through the final months of 2012. They showed particular mettle in December, when the vitriolic US fiscal debate dented the previously defensive appeal of American stocks. Lending a constructive undertone to non-US equities was steady downward progress in bond yields across the eurozone periphery. Even though Spain never reached the point of making a formal aid request to the European Central Bank, the mere knowledge that Outright Monetary Transactions were available if needed soothed investor nerves, and regional equity volatility eased noticeably through the fourth quarter. Settlement on terms for Greek debt reduction allowed fresh aid to flow to the deeply indebted nation, whose equities enjoyed their sharpest quarterly rally in more than three years. And European Union acquiescence to ECB supervision of the largest eurozone banks helped the euro and other regional currencies trade at nine-month highs against the dollar during December. The currency resilience provided an extra boost to unhedged investors in non-US assets, but one conspicuously weak exchange rate was that of the Japanese yen, which endured its largest quarterly decline against the US dollar since the coordinated intervention that unfolded in the summer of 1995. The recent yen declines were driven instead by the ascendancy of Shinzo Abe, whose Liberal Democratic Party gained in the parliament after mid-December elections. Because Abe favors a weak currency to battle deflation, investors sold yen aggressively from mid-November through to the end of 2012. Japanese equities took notice as well, rallying briskly to reflect the huge improvement in trade terms for major exporters. Despite the swiftly retreating yen, even unhedged investors in Japanese stocks had a solid fourth quarter, allowing MSCI Japan to finish a difficult year with a flourish.

The EAFE stars for 2012 as a whole were MSCI Belgium, MSCI Denmark, and MSCI Germany. MSCI Belgium soared 39.6% for the year, with resurgent financial names leading the way. MSCI Denmark climbed 31.3%, helped by strong moves in several healthcare names. MSCI Germany finished 2012 with a 30.9% return, with auto and chemical names contributing significantly to the annual advance. All these returns represent results that would accrue to an unhedged investor in the benchmark, but the euro, after starting 2012 strong before slumping into mid-year, recovered to post only a modest annual gain against the US dollar. Correspondingly, the non-US markets that scored large advances over the past 12 months achieved that progress mainly from local equity behavior; foreign exchange effects played a relatively minor role. Indeed, in a remarkable conjunction of many moving parts, the local currency return for EAFE during 2012 was almost identical to its unhedged return for dollar-based investors

The global bond markets did not provide much opportunity in the fourth quarter of 2012, but because investors continued to shift their attention from downside financial risks to the potential for economic improvement, a benign period for fixed income was hardly unwelcome. To be sure, unhedged positions in Japanese debt suffered unaccustomed losses when the yen plunged during December, but yields across both government and corporate bond markets traced out relatively narrow quarterly movement given the steady build in economic optimism that many equity markets reflected. And higher-yielding situations, like peripheral Europe or sub-investment-grade in the US, used the cue of brightening prospects for 2013 to generate solid appreciation as the final months of 2012 progressed.

One reason that benchmark bond issues did not sell off more sharply was likely the uninspiring tone of many growth indicators. Although cyclical themes seemed to be gaining traction in the global equity markets, with sectors like housing and autos performing strongly in the second half of 2012, ample spare capacity suggested little threat of inflation. Employment conditions may have been improving slowly in the US, but they have continued to struggle in much of Europe. Many purchasing manager indexes have stabilized in recent months, but none has managed an aggressive foray into the territory north of 50 that signals expansion. Beyond the mixed economic backdrop, starker global worries may also be giving bond sellers pause. While the US managed to skirt the harshest consequences of its fiscal cliff in the nick of time, heated political battles over the debt ceiling, tax policy, and entitlement programs seem certain to crop up again during 2013. Europe settled on terms of a new lifeline for Greece and has moved to unify supervision of major banks across the eurozone, but Spain and Italy still need to refinance plenty of debt maturities in the year ahead. Surging steel prices through the fourth quarter have reflected a pickup in Chinese activity, but local debt problems may resurface if the pace of growth ebbs again later in 2013.

LVIP SSgA Global Tactical Allocation RPM Fund–1

LVIP SSgA Global Tactical Allocation RPM Fund

2012 Annual Report Commentary (unaudited) (continued)

The fourth quarter of 2012 was much less kind to commodities, which only drew marginal benefits from the rising optimism that spread across the global equity markets. Grains continued to retreat from their summer strength as inventory situations improved and weather became less problematic. Energy held in reasonably well, but oil prices produced no dramatic gains despite unrelenting tensions across several countries in the Middle East. Precious metals faltered as broadening financial stability reduced the chances of fresh balance sheet expansion at major central banks. Even the potential changes at the Bank of Japan signaled by steep declines in the yen could not create much enthusiasm for gold and silver, as Japanese equities captured the bulk of inflation-hedging attention. Industrial metals showed welcome signs of life in November, but they chopped their way through December and still ended the fourth quarter lower. Only a few individual commodities made meaningful progress during the fourth quarter, including livestock, cotton, and palladium. But the clear winner was lumber, which leapt some 30% on increasingly constructive views of homebuilding. This prosperity was not enough to protect commodity benchmarks, however, as the S&P GSCI® Commodity Index3 slipped 0.7% in December and 3.3% for the fourth quarter as a whole. The Dow Jones-UBS Commodity IndexSM4 fared even worse, dropping 2.6% in December and 6.3% for the quarter. While the GSCI was able to salvage a slim 0.1% gain for 2012 as a whole, the DowJones-UBS Index ended the year in the red by 1.1%.

Fortunately for investors in inflation-linked bonds, the tepid showing of commodities during the fourth quarter did not take much of a toll on implied inflation expectations, largely because a growing sense of global economic improvement eased disinflationary concerns. US Treasury Inflation Protected Securities (TIPS) breakevens kept to a narrow range during the fourth quarter, and real yields climbed higher after reaching what were in most cases deeply negative levels in early December. As a result, the Barclays Capital US TIPS Index5 slipped 0.7% in the last month of the year. The TIPS Index retained a 0.7% advance for the full fourth quarter, however, and its 7.0% return for the whole of 2012 remained well ahead of broader US debt benchmarks.

2012 marked a decided predisposition in risk appetite that helped spur double digit returns in most major equity indices. From an attribution perspective, tactical decisions and investments contributed favorably to performance while the ETFs had a negative effect due to a less than stellar performance relative to their respective benchmarks.

•

US Equity — US small cap equities were the best performing asset class in the portfolio for 2012. They outperformed US large cap equities by a solid margin. However, our underweight position during the first few months of the year hurt the portfolio from an attribution standpoint. On the other hand, our consistent overweight position to US large Cap equities added value to the overall portfolio.

•

Non-US Equities — Developed and emerging market equities outperformed their US large cap counterpart for the period. Developed equities were the second best performing asset class in the portfolio. By favoring developed markets over emerging markets, we were able to contribute positively to the portfolio’s overall return.

•

Fixed Income — Although nominal core fixed income was the worst performing asset class in the portfolio for 2012, due to our substantial underweight to the asset class throughout the year, it became the biggest contributor to the portfolio from an attribution standpoint. Our overweight positions to inflation-linked bonds and high yield also contributed value to the portfolio, while our overweight to US credit detracted value for the period.

•	Commodities — After a stellar performance in 2011, gold underperformed all the asset classes in the portfolio with the exception of nominal core fixed income in 2012.

Perhaps the signal lesson of 2012 was the ultimate equanimity of financial markets amid a vast and disconcerting array of global challenges. Asset prices fluctuated as they always do, but the amplitude of their peregrinations ebbed remarkably over the course of the year, even in the face of daunting political, economic, and financial risks. The end result was a compelling worldwide set of double-digit equity returns and a laggard but still solid year for bonds. Major credit for the gains certainly seems due to central bankers, particularly Mario Draghi of the European Central Bank, whose open-ended pledge of financial support to sovereigns sparked a watershed sentiment reversal in the eurozone. But the US Federal Reserve, the Bank of England, and most recently the Bank of Japan, have all indicated greater willingness to continue with aggressive policies until economic prospects improve. As years elapse and developed economies remain mired in sluggish growth patterns, questions regarding the utility of their accommodative predilections may grow louder, but as we enter 2013, their capacity to enforce financial stability continues to enjoy considerable respect. Equity investors should continue to benefit in the months ahead, as the auspicious liquidity backdrop seems to be converging with a modest uptick in global economic activity. Earnings growth expectations may prove difficult to achieve, and renewed battles over the US debt ceiling may loom, but these headwinds can serve as useful restraints on investor sentiment. Greater vigilance may well be needed if the US sorts through its fiscal issues and confidence in Europe and Asia rebounds more obviously, further compressing volatility and creating increased potential for disappointment later in 2013. For the moment, however, financial markets seem poised to continue riding the bounty of central bank balance sheets, frustrating the skeptics as they go.

SSgA Fund Management’s Multi Asset Class Solutions Team

SSgA Funds Management, Inc.

Advised by:

Effective September 28, 2012, Lincoln Investment Advisors Corporation implemented an actively managed risk management overlay (“volatility management strategy”) that seeks to stabilize the risk within the Fund.

2012 ended on a positive note for global equity investors, with the White House and Congress reaching a last minute deal to temporarily avoid the so-called fiscal cliff of spending cuts and tax increases. This headline grabbing event wrapped up a year that proved quite lucrative for equity investors across global capital markets. The S&P 500® Index finished theyearup16%, notching the best calendar year performance for large-cap U.S. equities since 2009. These strong returns were realized during a

LVIP SSgA Global Tactical Allocation RPM Fund–2

LVIP SSgA Global Tactical Allocation RPM Fund

2012 Annual Report Commentary (unaudited) (continued)

period of slowly recovering employment, a long awaited improvement in the housing market and a period of continued near-record low interest rates that make equity investments more attractive to many investors. Despite the strong returns in equity markets, 2012 was not without its challenges. A sharp selloff during the spring and a second dip immediately following the November Presidential election tested investors’ resolve. Both of these sell-offs proved to be temporary as U.S. equities continued their march higher through the end of the year, rewarding investors for staying the course.

Investors in overseas stocks were also awarded for their patience in 2012, as it was a tale of two different markets. In the early part of the year, investors had to withstand a torrent of news from the troubled Eurozone, including divisive elections in Greece, significant austerity measures and a banking crisis in Spain. This, along with slowing growth in many large emerging economies and renewed tensions in the Middle East led many to be skeptical about prospects for international equities. Against this backdrop, stocks fell sharply in the second quarter. However, in mid-summer investors welcomed a long awaited commitment from the ECB to stand behind the troubled Eurozone through any means necessary. This triggered a rally in international stocks during the third and fourth quarters that led to a 2012 total return topping 17% for the MSCI EAFE Index (net dividends)6. Bond investors realized another year of positive returns during 2012, with the Barclays Capital U.S. Aggregate Index7 advancing 4.2%. The environment for bond investors remained strong throughout the year, as continued low interest rates led to a wave of bond issuance across the fixed income sectors as borrowers looked to lock in the near-record low financing costs. Throughout the year central banks around the world reiterated their commitment to further stimulating stagnant developed market economies with previously unprecedented measures. This action was highlighted by the U.S. Federal Reserve, which during the year launched its third round of quantitative easing since the Financial Crisis along with a commitment to purchase an additional $40 billion a month in mortgage backed securities. This action is aimed at holding down interest rates to help stimulate economic growth in the still recovering U.S. economy. While headline yields were down only slightly during the year, with the 10-year U.S. Treasury yield ending the year yielding 1.76%, down just under 0.20% from the start of the year, investors experienced some significant interest rate volatility. The 10-year Treasury yield experienced a swing of nearly 1.00% during the year, peaking at 2.38% in March, and bottoming at 1.39% just four months later in July.

The volatility management strategy slightly detracted from results during the fourth quarter. The majority of the negative impact from the volatility management strategy was felt during November when volatility increased, yet the equity markets delivered positive returns. Given the muted level of global equity market volatility, the Fund continued to hold a significant level of equity exposure at year-end.

David A. Weiss, CFA

Kevin J. Adamson, CPA

Lincoln Investment Advisors Corporation

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 5/3/05 through 12/31/12

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP SSgA Global Tactical Allocation RPM Fund shares on 5/3/05 (commencement of operations). As the chart shows, by December 31, 2012, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $13,904 for the Standard Class shares and to $13,638 for the Service Class shares. For comparison, look at how the Global Tactical Allocation Composite Index and S&P 500® Index did from 5/3/05 through 12/31/12. The same $10,000 investment would have increased to $14,496 and $14,332, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

Effective close of business July 30, 2010, the LVIP Wilshire Aggressive Profile Fund was renamed into the LVIP SSgA Global Tactical Allocation Fund. This change in name coincided with changes to the Fund’s sub-advisor and investment strategy. The performance for the period July 30, 2010 and prior reflects the performance of the LVIP Wilshire Aggressive Profile Fund. Effective July 30, 2010, the primary benchmark for the LVIP Global Tactical Allocation Fund changed from the Wilshire 5000 Total Market IndexSM to the Barclays Capital U.S. Aggregate Index. This is due to a change in investment strategy of the Fund. For comparison the same $10,000 investment from that same period of time for Wilshire 5000 Total Market IndexSM would have increased to $15,041.

LVIP SSgA Global Tactical Allocation RPM Fund–3

LVIP SSgA Global Tactical Allocation RPM Fund

2012 Annual Report Commentary (unaudited) (continued)

Average annual total returns on investment	Ended 12/31/12

Standard Class Shares
One Year	+11.15%
Five Years	–1.16%
Inception (5/3/05)	+4.39%

Service Class Shares
One Year	+10.88%
Five Years	–1.41%
Inception (5/3/05)	+4.13%

1.

The Global Tactical Allocation Composite Index is an unmanaged Index compiled by Lincoln Investment Advisors Corporation (LIAC), the Fund’s adviser. The Global Tactical Allocation Composite is constructed as follows: 30% Barclays Capital U.S. Aggregate Index, 26% S&P 500® Index, 20% MSCI EAFE Index (net dividends), 10% Barclays Capital U.S. TIPS Index, 8% Russell 2000® Index and 6% MSCI Emerging Markets Index (net dividends).

2.	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

3.	The S&P GSCI ® Commodity Index (formerly the Goldman Sachs Commodity Index) serves as a benchmark for investment in the commodity markets and as a measure of commodity performance over time.

4.	The Dow Jones-UBS Commodity Index DJ-UBSCI is a broadly diversified index that allows investors to track commodity futures through a single, simple measure.

5.	The Barclays Capital U.S. TIPS Index measures the total return performance of the market for inflation-protected securities issued by the U.S. Treasury.

6.	The MSCI EAFE Index (net dividends) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets (Europe, Australasia, and the Far East), excluding the U.S. and Canada.

7.	The Barclays Capital U.S. Aggregate Index measures the performance of more than 8,500 publicly issued Investment grade (Baa3/BBB- or better) corporate, U.S. Government, mortgage and asset-backed securities with at least one year to maturity and at least $250 million par amount outstanding.

8.

The Wilshire 5000 Total Market IndexSM (formerly known as the Wilshire 5000 Index) consists of nearly 5,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

LVIP SSgA Global Tactical Allocation RPM Fund–4

LVIP SSgA Global Tactical Allocation RPM Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2012 to December 31, 2012

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2012 to December 31, 2012.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Annualized Expense Ratio	Expenses Paid During Period 7/1/12 to 12/31/12*
Actual
Standard Class Shares	$1,000.00	$1,069.50	0.30%	$1.56
Service Class Shares	1,000.00	1,068.10	0.55%	2.86
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.63	0.30%	$1.53
Service Class Shares	1,000.00	1,022.37	0.55%	2.80

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

The Fund operates under a fund of funds structure. The Fund invests substantially all its assets in other mutual funds, including exchange-traded funds (collectively, the Underlying Funds). In addition to the Fund’s expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an Investment in the table above does not reflect the expenses of the Underlying Funds.

LVIP SSgA Global Tactical Allocation RPM Fund–5

LVIP SSgA Global Tactical Allocation RPM Fund

Security Type/Sector Allocation (unaudited)

As of December 31, 2012

Security Type/Sector	Percentage of Net Assets
Affiliated Investment Companies	56.69%
Equity Funds	21.61%
Fixed Income Fund	15.77%
International Equity Funds	19.31%
Unaffiliated Investment Companies	42.44%
Commodity Fund	1.77%
Equity Funds	10.36%
Fixed Income Funds	18.85%
International Equity Funds	7.21%
Money Market Fund	4.25%
Total Value of Securities	99.13%
Receivables and Other Assets Net of Liabilities	0.87%
Total Net Assets	100.00%

LVIP SSgA Global Tactical Allocation RPM Fund–6

LVIP SSgA Global Tactical Allocation RPM Fund

Schedule of Investments

December 31, 2012

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT COMPANIES–56.69%
Equity Funds–21.61%
*Lincoln Variable Insurance Products Trust–
LVIP SSgA Large Cap 100 Fund	3,691,069	$42,417,764
LVIP SSgA S&P 500 Index Fund	3,937,631	40,128,398
LVIP SSgA Small-Cap Index Fund	456,203	8,940,211
LVIP SSgA Small-Mid Cap 200 Fund	623,326	7,871,985

		99,358,358

Fixed Income Fund–15.77%
*Lincoln Variable Insurance Products Trust–
LVIP SSgA Bond Index Fund	6,268,536	72,533,229

		72,533,229

International Equity Funds–19.31%
*Lincoln Variable Insurance Products Trust–
LVIP SSgA Developed International 150 Fund	6,039,305	48,900,254
LVIP SSgA Emerging Markets 100 Fund	857,415	8,957,414
LVIP SSgA International Index Fund	3,893,745	30,924,122

		88,781,790

Total Affiliated Investment Companies (Cost $241,655,481)		260,673,377

UNAFFILIATED INVESTMENT COMPANIES–42.44%
Commodity Fund–1.77%
†SPDR® Gold Shares ETF	50,376	8,161,416

		8,161,416

Equity Funds–10.36%
SPDR® S&P 500 ETF	202,598	28,874,267
SPDR® S&P 600 Small Cap ETF	58,254	4,375,458

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENT COMPANIES (continued)
Equity Funds (continued)
SPDR® S&P MidCap 400 ETF	77,357	$14,365,968

		47,615,693

Fixed Income Funds–18.85%
iShares iBoxx Investment Grade Corporate Bond Fund	54,268	6,565,885
SPDR® Barclays Capital Aggregate Bond ETF	37,164	2,184,128
SPDR® Barclays Capital High Yield Bond ETF	322,541	13,127,419
SPDR® Barclays Capital Intermediate Term Corporate Bond ETF	886,340	30,862,359
SPDR® Barclays Capital Short-Term Corporate Bond ETF	36,454	1,119,866
SPDR® Barclays Capital TIPS ETF	396,083	24,050,160
SPDR® DB International Government Inflation-Protected Bond ETF	137,762	8,753,397

		86,663,214

International Equity Funds–7.21%
SPDR® S&P Emerging Markets ETF	134,706	9,038,773
SPDR® S&P World ex-US ETF	951,497	24,101,419

		33,140,192

Money Market Fund–4.25%
Dreyfus Treasury & Agency Cash
Management Fund	19,559,563	19,559,563

		19,559,563

Total Unaffiliated Investment Companies (Cost $180,870,163)		195,140,078

TOTAL VALUE OF SECURITIES–99.13% (Cost $422,525,644)	455,813,455
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.87%	3,992,654

NET ASSETS APPLICABLE TO 41,981,946 SHARES OUTSTANDING–100.00%	$459,806,109

†	Non-income producing for the period.

*	Standard Class shares.

Summary of Abbreviations:

ETF–Exchange-Traded Fund

SPDR–Standard & Poor’s Depositary Receipt

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Global Tactical Allocation RPM Fund–7

LVIP SSgA Global Tactical Allocation RPM Fund

Statement of Assets and Liabilities

December 31, 2012

ASSETS:
Investments in affiliated investment companies, at value	$260,673,377
Investments in unaffiliated investment companies, at value	195,140,078
Receivables for investment companies sold	4,105,997
Receivables for fund shares sold	1,251,593
Dividends receivable from investment companies	957,102
Cash	159

TOTAL ASSETS	462,128,306

LIABILITIES:
Payable for investment companies purchased	1,910,555
Payables for fund shares redeemed	218,804
Due to manager and affiliates	178,107
Accrued expenses payable	14,731

TOTAL LIABILITIES	2,322,197

TOTAL NET ASSETS	$459,806,109

Investments in affiliated investment companies, at cost	$241,655,481
Investments in unaffiliated investment companies, at cost	$180,870,163
Standard Class:
Net Assets	$40,439,788
Shares Outstanding	3,692,665
Net Asset Value	$10.951
Service Class:
Net Assets	$419,366,321
Shares Outstanding	38,289,281
Net Asset Value	$10.953
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2012:
Shares of beneficial interest (unlimited authorization–no par)	$480,079,399
Undistributed net investment income	1,568,065
Accumulated net realized loss on investments	(55,129,166)
Net unrealized appreciation of investments	33,287,811

Total net assets	$459,806,109

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Global Tactical Allocation RPM Fund–8

LVIP SSgA Global Tactical Allocation RPM Fund

Statement of Operations

Year Ended December 31, 2012

LVIP SSgA Global Tactical Allocation RPM Fund

Statement of Changes in Net Assets

INVESTMENT INCOME:
Dividends from affiliated investment companies	$4,678,925
Dividends from unaffiliated investment companies	3,509,391

8,188,316

EXPENSES:
Management fees	951,066
Distribution fees-Service Class	853,174
Accounting and administration expenses	101,395
Reports and statements to shareholders	53,054
Professional fees	28,024
Trustees’ fees	8,367
Custodian fees	4,419
Pricing fees	470
Other	9,406

Total operating expenses	2,009,375

NET INVESTMENT INCOME	6,178,941

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Distributions from affiliated investment companies	1,339,777
Distributions from unaffiliated investment companies	71,349
Sale of investments in affiliated investment companies	(1,833,975)
Sale of investments in unaffiliated investment companies	963,789
Foreign currencies	5,789
Futures contracts	(1,082,718)

Net realized loss	(535,989)
Net change in unrealized appreciation (depreciation) of investments	32,044,693

NET REALIZED AND UNREALIZED GAIN	31,508,704

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$37,687,645

See accompanying notes, which are an integral part of the financial statements.

	Year Ended
	12/31/12	12/31/11
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$6,178,941	$5,040,180
Net realized loss	(535,989)	(3,375,601)
Net change in unrealized appreciation (depreciation)	32,044,693	(5,463,125)

Net increase (decrease) in net assets resulting from operations	37,687,645	(3,798,546)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(1,342,031)	(504,602)
Service Class	(11,623,328)	(2,482,035)

	(12,965,359)	(2,986,637)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	7,154,873	7,827,559
Service Class	184,405,574	255,025,917
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	1,342,030	504,602
Service Class	11,623,328	2,482,035

	204,525,805	265,840,113

Cost of shares repurchased:
Standard Class	(8,403,800)	(8,307,247)
Service Class	(67,863,355)	(63,926,873)

	(76,267,155)	(72,234,120)

Increase in net assets derived from capital share transactions	128,258,650	193,605,993

NET INCREASE IN NET ASSETS	152,980,936	186,820,810
NET ASSETS:
Beginning of year	306,825,173	120,004,363

End of year	$459,806,109	$306,825,173

Undistributed net investment income	$1,568,065	$4,897,596

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Global Tactical Allocation RPM Fund–9

LVIP SSgA Global Tactical Allocation RPM Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Global Tactical Allocation RPM Fund Standard Class
	Year Ended
	12/31/12	12/31/11	12/31/10[1]	12/31/09	12/31/08
Net asset value, beginning of period	$10.193	$10.313	$9.581	$8.228	$14.281

Income (loss) from investment operations:
Net investment income[2]	0.198	0.272	0.154	0.108	0.158
Net realized and unrealized gain (loss)	0.931	(0.252)	0.681	2.356	(5.831)

Total from investment operations	1.129	0.020	0.835	2.464	(5.673)

Less dividends and distributions from:
Net investment income	(0.371)	(0.140)	(0.103)	(0.618)	(0.068)
Net realized gain	—	—	—	(0.493)	(0.312)

Total dividends and distributions	(0.371)	(0.140)	(0.103)	(1.111)	(0.380)

Net asset value, end of period	$10.951	$10.193	$10.313	$9.581	$8.228

Total return[3]	11.15%	0.22%	8.74%	30.80%	(40.46% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$40,440	$37,603	$37,960	$31,982	$41,070
Ratio of expenses to average net assets[4]	0.30%	0.33%	0.31%	0.20%	0.25%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly[4]	0.30%	0.33%	0.39%	0.36%	0.33%
Ratio of net investment income to average net assets	1.85%	2.61%	1.59%	1.26%	1.38%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.85%	2.61%	1.51%	1.10%	1.30%
Portfolio turnover	41%	46%	140%	41%	25%

[1]	Commencing July 30, 2010, SSgA Funds Management, Inc. replaced Wilshire Associates Incorporated as the Fund’s sub-advisor.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Global Tactical Allocation RPM Fund–10

LVIP SSgA Global Tactical Allocation RPM Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Global Tactical Allocation RPM Fund Service Class
	Year Ended
	12/31/12	12/31/11	12/31/10[1]	12/31/09	12/31/08
Net asset value, beginning of period.	$10.195	$10.315	$9.583	$8.233	$14.271

Income (loss) from investment operations:
Net investment income[2]	0.171	0.244	0.130	0.087	0.129
Net realized and unrealized gain (loss)	0.932	(0.251)	0.681	2.353	(5.821)

Total from investment operations	1.103	(0.007)	0.811	2.440	(5.692)

Less dividends and distributions from:
Net investment income	(0.345)	(0.113)	(0.079)	(0.597)	(0.034)
Net realized gain	—	—	—	(0.493)	(0.312)

Total dividends and distributions	(0.345)	(0.113)	(0.079)	(1.090)	(0.346)

Net asset value, end of period	$10.953	$10.195	$10.315	$9.583	$8.233

Total return[3]	10.88%	(0.04% )	8.48%	30.47%	(40.62% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$419,366	$269,222	$82,044	$69,623	$79,077
Ratio of expenses to average net assets[4]	0.55%	0.58%	0.56%	0.45%	0.50%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly[4]	0.55%	0.58%	0.64%	0.61%	0.58%
Ratio of net investment income to average net assets	1.60%	2.36%	1.34%	1.01%	1.13%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.60%	2.36%	1.26%	0.85%	1.05%
Portfolio turnover	41%	46%	140%	41%	25%

[1]	Commencing July 30, 2010, SSgA Funds Management, Inc. replaced Wilshire Associates Incorporated as the Fund’s sub-advisor.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Global Tactical Allocation RPM Fund–11

LVIP SSgA Global Tactical Allocation RPM Fund

Notes to Financial Statements

December 31, 2012

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 66 series (Series). These financial statements and the related notes pertain to the LVIP SSgA Global Tactical Allocation RPM Fund (Fund) (formerly, LVIP SSgA Global Tactical Allocation Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered non-diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The Fund will invest substantially all of its assets in exchange-traded funds (ETFs) and other open-end investment companies (mutual funds) that are advised by Lincoln Investment Advisors Corporation (LIAC), or non-affiliated managers (collectively, the Underlying Funds). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. In addition to mutual fund investments, the Fund employs an actively managed risk management overlay strategy that invests directly in exchange-traded futures to seek to control overall portfolio volatility and hedge downside equity market risk.

The Fund’s investment objective is to seek long-term growth of capital. Current income is not a consideration.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–ETFs, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an ETF does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. The value of the Fund’s investments in the Underlying Funds is based on the published net asset value (NAV) of an Underlying Fund computed as of the close of regular trading on the NYSE on days when the NYSE is open. Determination of the NAVs of the Underlying Funds is the responsibility of the Underlying Funds and not the Fund. Securities of each Underlying Fund are valued under the valuation policy of the Underlying Funds. For information regarding the determination of NAV of each Underlying Fund, see the Underlying Funds’ prospectuses and statements of additional information. Futures contracts are valued at the daily quoted settlement prices.

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2009–December 31, 2012), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are

LVIP SSgA Global Tactical Allocation RPM Fund–12

LVIP SSgA Global Tactical Allocation RPM Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

those of the specific securities sold. Dividend income is recorded on the ex-dividend date. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for year ended December 31, 2012.

2. Management Fees and Other Transactions With Affiliates

LIAC is a registered investment advisor and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.25% of the average daily net assets of the Fund. The fee is in addition to the management fee indirectly paid to the investment advisors of the Underlying Funds (including LIAC).

SSgA Funds Management, Inc. (SSgA FM) (Sub-Advisor) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Advisor a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund paid Lincoln Life a fee at an annual rate of 0.008% of the average daily net assets of the Fund and reimbursed Lincoln Life for the cost of internal legal services. For the year ended December 31, 2012, fees for these administrative and legal services amounted to $30,434 and $3,592, respectively. Beginning January 1, 2013, the Trust will reimburse Lincoln Life for the cost of administrative and internal legal services.

Lincoln Life also performs daily trading operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $20,368 for the year ended December 31, 2012.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board of Trustees. No distribution expenses are paid by Standard Class shares.

In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.

At December 31, 2012, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$93,299
Distribution fees payable to LFD	84,808

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The Fund pays the compensation of unaffiliated trustees.

3. Investments

For the year ended December 31, 2012, the Fund made purchases of $253,938,086 and sales of $153,784,885 of investment securities other than short-term investments.

At December 31, 2012, the cost of investments for federal income tax purposes $433,795,090. At December 31, 2012, net unrealized appreciation was $22,018,365 of which $33,452,795 related to unrealized appreciation of investments and $11,434,430 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity.

LVIP SSgA Global Tactical Allocation RPM Fund–13

LVIP SSgA Global Tactical Allocation RPM Fund

Notes to Financial Statements (continued)

3. Investments (continued)

Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2012:

Level 1
Investment Companies	$455,813,455

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2012, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2012 and 2011 was as follows:

	Year Ended 12/31/12	Year Ended 12/31/11
Ordinary income	$12,965,359	$2,986,637

In addition, the Fund declared an ordinary income consent dividend of $1,245,337 for the year ended December 31, 2011. Such amount has been deemed paid and contributed to the Fund as additional paid-in capital.

5. Components of Net Assets on a Tax Basis

As of December 31, 2012, the estimated components of net assets on a tax basis were as follows:

Shares of beneficial interest	$480,079,399
Undistributed ordinary income	1,568,065
Unrealized appreciation	22,018,365
Accumulated capital & other losses	(43,859,720)

Net assets	$459,806,109

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, pass-through consent dividends from the Underlying Funds and straddles.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of distributions received from Underlying Funds, pass-through consent dividends from the Underlying Funds, gain (loss) on foreign currency transactions and consent dividend. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2012, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$3,456,887	$(4,702,224)	$1,245,337

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Capital loss carryforwards remaining at December 31, 2012, if not utilized in future years, will expire as follows: $40,040,691 expires in 2017 and $ 3,265,118 expires in 2018.

LVIP SSgA Global Tactical Allocation RPM Fund–14

LVIP SSgA Global Tactical Allocation RPM Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis (continued)

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. The provisions of the Act were effective for the Fund’s calendar year ended December 31, 2011. The Act provides for the unlimited carryover of future capital losses; however, there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized, due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss, whereas before the Act, capital losses carried forward were treated as short-term.

At December 31, 2012, short-term losses of $248,327 will be carried forward under the Act.

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/12	Year Ended 12/31/11
Shares sold:
Standard Class	668,095	750,899
Service Class	17,165,437	24,467,394
Shares issued upon reinvestment of dividends and distributions:
Standard Class	123,994	50,313
Service Class	1,074,522	249,073

	19,032,048	25,517,679

Shares repurchased:
Standard Class	(788,701)	(792,604)
Service Class	(6,357,056)	(6,263,978)

	(7,145,757)	(7,056,582)

Net increase	11,886,291	18,461,097

7. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. In addition, the Fund may invest in futures as part of its risk management overlay strategy to seek to manage potfolio volatility. Upon entering into a futures contract, the Fund deposits cash or pledges U.S government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is minimal counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2012 was as follows:

	Location of Gain or Loss on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Equity contracts (Futures contracts)	Net realized loss on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(1,082,718)	$—

LVIP SSgA Global Tactical Allocation RPM Fund–15

LVIP SSgA Global Tactical Allocation RPM Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

Derivatives Generally–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2012. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2012.

	Asset Derivative Volume	Liability Derivative Volume
Futures contracts (average notional value)	$—	$3,400,375

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP SSgA Global Tactical Allocation RPM Fund–16

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP SSgA Global Tactical Allocation RPM Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the LVIP SSgA Global Tactical Allocation RPM Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012 by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP SSgA Global Tactical Allocation RPM Fund of the Lincoln Variable Insurance Products Trust at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 18, 2013

Philadelphia, Pennsylvania

LVIP SSgA Global Tactical Allocation RPM Fund–17

LVIP SSgA Global Tactical Allocation Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2012, the Fund designates distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
0.00%	100.00%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Sub-Advisory Agreements

On August 29 and September 10, 2012, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “LVIP Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the LVIP Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal or approval of the sub-advisory agreement with various sub-advisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the LVIP Trust (each a “Fund”).

The trustees who are not “interested persons” of the LVIP Trust (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and the sub-advisers prior to the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also received information about the Funds throughout the year in connection with the regular quarterly Board meetings from LIAC and, as applicable, the various portfolio management teams providing services to the Funds.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, LVIP Trust officers and Lincoln Life and LIAC employees to consider the renewal of the Advisory Agreements. In considering the renewal or approval of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered, among others, the factors listed below and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed or approved and accordingly, recommended to the Board of Trustees the renewal or approval of the Advisory Agreements.

Approval of Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Independent Trustees considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel, resources, compliance and LIAC’s criteria for review of the sub-adviser’s performance. The Independent Trustees reviewed the services provided by LIAC in serving as investment adviser, the personnel providing the investment management services and compliance staff, regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-adviser. The Independent Trustees noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Independent Trustees also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. Based on this information, the Independent Trustees concluded that the services provided by LIAC were satisfactory.

The Independent Trustees reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2012, for the Fund compared to the average performance of a performance universe of funds in a Lipper category underlying variable insurance products (“performance group”) and a benchmark index.

The Independent Trustees reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee, sub-advisory fee and expense ratio to those of a Lipper expense peer group for the Fund. The Independent Trustees considered that management fees as reported by Lipper include separate administrative and accounting fees for the Fund as well as the funds in the expense group, to the extent the expense group funds pay separate administrative and accounting fees. The expense peer group consists of the Fund and other funds in a Lipper category underlying variable insurance products, as classified by Lipper (“expense group”).

LVIP SSgA Global Tactical Allocation RPM Fund–18

LVIP SSgA Global Tactical Allocation Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement with LIAC (continued)

The Independent Trustees considered that LIAC does not manage the day-to-day portfolio of the Fund, but had delegated those duties to an unaffiliated sub-adviser. The Independent Trustees concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.

The Independent Trustees noted that the investment management fees for the Fund were above the average investment management fee of a Lipper expense group. The Independent Trustees considered that a Risk Protection Management (“RPM”) strategy for the Fund would be implemented in September 2012 by which LIAC would, with respect to 0-20% of the Fund’s assets, actively manage the Fund’s exposure to equity market risk primarily through investment in exchange-traded futures contracts and that the sub-adviser would manage the remaining 80-100% of the Fund’s assets according to the investment mandate. The Independent Trustees also considered that the sub-adviser would be paid a sub-advisory fee only on the assets managed by the sub-adviser. The Independent Trustees considered that total expenses including acquired fund fees and expenses were below the average of the Lipper expense group. On the basis of the information provided, the Independent Trustees concluded that the Fund’s investment management fee was reasonable in light of the nature, quality and extent of services provided by LIAC.

The Independent Trustees considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. Based on the level of total expenses, including acquired fund fees and expenses, the Independent Trustees concluded that economies of scale were appropriately shared with investors.

The Independent Trustees also reviewed the profitability analysis to LIAC and its affiliates with respect to the Fund individually and the Funds group overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Independent Trustees reviewed materials provided by LIAC and Lincoln as to any such benefits. Lincoln Insurance Companies receive and retain 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Independent Trustees also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from Lincoln Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates may benefit from economies of scale with the Fund when it bargains together with the Fund for certain services. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums will be allocated to the Fund as received.

Approval of Sub-Advisory Agreement with SSgA

In considering the renewal of the sub-advisory agreement between LIAC and SSgA Funds Management, Inc. (“SSgA”) on behalf of the Fund, the Independent Trustees considered the nature, extent and quality of services provided by SSgA under the sub-advisory agreement. The Independent Trustees reviewed the services provided by SSgA, the background of the investment professionals servicing the Fund, and the reputation, resources and investment approach of SSgA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance and regulatory matters.

The Independent Trustees reviewed the Fund’s return compared to the average return of a Lipper performance group of mixed-asset target allocation funds and a blended index. The Independent Trustees noted that the Fund’s returns were below the average of the Lipper performance group for the one and five year periods and above the average of the Lipper performance group for the three year period. The Fund’s returns were below the performance of the benchmark index for the one year, three year and five year periods. The Independent Trustees considered that the Fund’s investment strategy had changed in August 2010. The Independent Trustees considered that a Risk Portfolio Management (“RPM”) strategy would be implemented for the Fund in September 2012 by which LIAC would, with respect to 0-20% of the Fund’s assets, actively manage the Fund’s exposure to equity market risk primarily through investment in exchange-traded futures contracts and that the sub-adviser would manage the remaining 80-100% of the Fund’s assets according to the investment mandate. The Independent Trustees concluded that the services provided by SSgA were satisfactory.

The Independent Trustees reviewed the sub-advisory fee schedules which include breakpoints, and noted that the sub-advisory fee for the Fund was within range of the average of the Lipper contractual sub-adviser fees expense group. The Independent Trustees considered that the sub-advisory fee schedule for the Fund was negotiated between LIAC and SSgA, an unaffiliated third party. The Independent Trustees concluded that the sub-advisory fee for the Fund was reasonable.

With respect to profitability, the Independent Trustees considered information regarding SSgA’s estimated profitability from providing sub-advisory services to the Fund and concluded that estimated profitability was not unreasonable. The Independent Trustees reviewed materials provided by SSgA as to any additional benefits it receives and noted that SSgA may aggregate trades with other clients whose combined commission totals may be used to generate soft dollar credits which may be used for the benefit of other clients of SSgA.

LVIP SSgA Global Tactical Allocation RPM Fund–19

LVIP SSgA Global Tactical Allocation Fund

Other Fund Information (unaudited) (continued)

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Independent Trustees determined that the terms of the investment management agreement continues to be fair and reasonable, and that the continuation of the agreement is in the best interests of the Fund and recommended the renewal of the investment management agreement to the Board of Trustees.

LVIP SSgA Global Tactical Allocation RPM Fund–20

Officer/Trustee Information for Lincoln VIP Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Fidelity Investments	71	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	71	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Retired; Formerly, Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	71	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	71	N/A
Gary D. Lemon, PH.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly, Advisory Trustee since November 2004	Joseph Percival Allen III University Professor, James W. Emerson Director of the Robert C. McDermond Center for Management and Entrepreneurship, Professor of Economics and Management, DePauw University	71	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C.	71	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; Formerly, President Emeritus, Indiana Health Association; Formerly, President, Indiana Hospital & Health Association	71	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC.	71	N/A
Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since June 2011	Senior Vice President and Treasurer, Lincoln National Corporation; Formerly, Senior Vice President, Head of Insurance & Retirement Solutions Financial Management	N/A	N/A

LVIP SSgA Global Tactical Allocation RPM Fund–21

Officer/Trustee Information for Lincoln VIP Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Jill R. Whitelaw, Esq.[1] Radnor Financial Center, 150 N. Radnor Chestor Rd, Radnor, PA 19087 YOB: 1963	Vice President, Secretary, and Chief Legal Officer	Vice President, Secretary, and Chief Legal Officer since December 2012; Formerly, Secretary and Chief Legal Officer since June 2011	Vice President and Chief Counsel-Fund Management, The Lincoln National Life Insurance Company; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corp.; Formerly, Of Counsel-Montgomery, McCracken, Walker & Rhoades; Director-Merrill Lynch, Pierce, Fenner & Smith	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, Director of Funds Management, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A
Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Vice President since December 2012	Vice President, The Lincoln National Life Insurance Company	N/A	N/A
Blake W. Martin[1] Radnor Financial Center, 150 N. Radnor Chester Rd, Radnor, PA 19087 YOB: 1956	Vice President	Vice President since December 2012	Vice President and Head of Corporate Tax, Lincoln National Corporation; Formerly, Independent Consultant and Managing Director at Smart Business Advisory and Consulting, LLC.	N/A	N/A
John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President since June 2011 and Chief Compliance Officer since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A
David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011	Vice President, Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly, Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A

LVIP SSgA Global Tactical Allocation RPM Fund–22

Officer/Trustee Information for Lincoln VIP Trust (unaudited) (continued)

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*	The Trust Complex is comprised of the 66 Series of the Lincoln Variable Insurance Products Trust and the 5 Series of the Lincoln Advisors Trust.

[1]

All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940, by reason of their being officers of Lincoln Investment Advisors Corporation.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSgA Global Tactical Allocation RPM Fund–23

LVIP SSgA International Index Fund

LVIP SSgA International Index Fund

a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2012

LVIP SSgA International Index Fund

LVIP SSgA International Index Fund

2012 Annual Report Commentary (unaudited)

Managed by:

The Fund returned 18.13% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2012, while its benchmark, the MSCI EAFE Index* (net dividends) returned 17.32%.

After frustration and gloom produced a downbeat finish to 2011, the turn of the calendar unleashed fresh money flows across a range of risky assets. Solid U.S. data on employment and manufacturing activity, coupled with European figures that reflected economic stabilization, compelled more cautious investors to increase equity exposure steadily through January and credit spreads tumbled as confidence improved. In March, however, China tempered its GDP growth outlook for 2012 and cyclical themes and commodities began to stumble. Although March took some shine away from equity performance outside the U.S., the choppy conditions merely served to equilibrate the consistent appreciation that characterized January and February.

After the promising strength that financial markets had enjoyed in the early months of the year, global investors endured a difficult spring of 2012. While healthy first-quarter earnings reports countered the hesitant tone of incoming economic indicators during April, share prices had little buffer left in May when U.S. employment figures lost momentum, Chinese trade data looked soft, and financial pressures once again started to percolate through the eurozone. The possibility that new Greek leadership might formally reject the euro led to fears that bank deposits could eventually face involuntary devaluation, not only in Greece, but also in other heavily indebted peripheral nations. But a European summit during the final days of June provided for direct recapitalization of Spanish banks without subordination of existing lenders, sparking equities worldwide to finish the first half of the year with a flourish. Commodity prices also enjoyed their strongest daily surge in over a year.

The third quarter as a whole offered considerable relief to investors who had suffered through a difficult spring. Volatility continued to ebb during the summer as central bankers extended deployment of the ample financial resources at their disposal, and global equities wound up achieving solid gains during each month of the third quarter. This outcome would have been hard to discern in early July, when tepid U.S. employment figures stole the thunder from fresh easing moves in the UK and Europe. Unlike earlier quantitative programs, however, the latest moves did not drive bond yields higher, nor did equities hold their gains. Mortgages naturally rallied and gold stayed strong, but energy prices pulled back. To build further on the progress achieved through the summer months, investors seemed to want greater evidence of economic improvement, and the jury was still out on the trend as the third quarter drew to a close

The final stanza of 2012 proved broadly rewarding for investors in global equities, but fixed income returns were lackluster aside from prosperous high-yield situations. In the end, a year that endured repeated threats of eurozone rupture, frequently violent unrest across the Middle East, and escalating political rancor in the U.S., produced the best relative performance of stocks over bonds since 2009. The fourth quarter contributed handily to this renaissance for equity owners, though those focused too closely on the performance of US averages might not have noticed, as the fraught atmosphere in Washington DC limited the upside in US shares. At the same time, moves to greater financial unity in the eurozone mitigated downside risks in Europe, a change in Japanese leadership lifted hopes for more inflation-oriented policy choices in Tokyo, and Chinese economic growth seemed to be pulling out of mid-year doldrums.

For un-hedged, dollar-based investors, MSCI EAFE Index (net dividends) finished 2012 with a 17.32% gain, using its December resilience to surpass the S&P 500®, which it bested by 130 basis points for the year as a whole.

On a sector basis, the Fund’s performance benefited from all ten sectors being positive, with the financials, consumer discretionary, and industrials sectors contributing the most.

On an individual securities’ basis, the largest positive contributors to the relative performance of the Fund during this period included HSBC Holdings PLC, Toyota Motor Corp., Nestle S.A., Sanofi S.A., and Commonwealth Bank of Australia.

On an individual securities’ basis, the prominent detractors to the relative performance of the Fund during this period included BG Group PLC, Telefonica S.A., Canon Inc., Sony Corp., and Koninklijke KPN N.V.

The Fund uses an indexing strategy and does not individually select stocks. It seeks to track as closely as possible, before fees and expenses, the return of the benchmark, MSCI EAFE Index (net dividends). There is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor stock performance.

Global Equity Beta Solutions Team

SSgA Funds Management, Inc.

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP SSgA International Index Fund–1

LVIP SSgA International Index Fund

2012 Annual Report Commentary (unaudited) (continued)

Growth of $10,000 invested 5/1/08 through 12/31/12

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP SSgA International Index Fund shares on 5/1/08 (commencement of operations). As the chart shows, by December 31, 2012, the value of the investment at net asset value, with any dividends and distributions reinvested, would have decreased to $8,532 for the Standard Class shares and to $8,432 for the Service Class shares. For comparison, look at how the MSCI EAFE Index (net dividends) did from 5/1/08 through 12/31/12. The same $10,000 investment would have decreased to $8,629. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

Average Annual total returns on investment	Ended 12/31/12

Standard Class Shares
One Year	+18.13%
Inception (5/1/08)	–3.34%

Service Class Shares
One Year	+17.82%
Inception (5/1/08)	–3.58%

*	The MSCI EAFE Index (net dividends) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets (Europe, Australasia, and the Far East), excluding U.S. and Canada.

LVIP SSgA International Index Fund–2

LVIP SSgA International Index Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2012 to December 31, 2012

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life), Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies), and to unaffiliated insurance companies. The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2012 to December 31, 2012.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Annualized Expense Ratio	Expenses Paid During Period 7/1/12 to 12/31/12*
Actual
Standard Class Shares	$1,000.00	$1,142.60	0.51%	$2.75
Service Class Shares	1,000.00	1,141.00	0.76%	4.09
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.57	0.51%	$2.59
Service Class Shares	1,000.00	1,021.32	0.76%	3.86

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP SSgA International Index Fund–3

LVIP SSgA International Index Fund

Security Type/Country and Sector Allocations and

Top 10 Equity Holdings (unaudited)

As of December 31, 2012

Security Type/Country	Percentage of Net Assets
Common Stock	94.61%
Australia	8.49%
Austria	0.26%
Belgium	1.10%
China	0.01%
Denmark	1.09%
Finland	0.76%
France	8.77%
Germany	7.73%
Greece	0.05%
Hong Kong	3.05%
Ireland	0.74%
Israel	0.53%
Italy	2.07%
Japan	18.81%
Luxembourg	0.36%
Mexico	0.05%
Netherlands	4.44%
New Zealand	0.12%
Norway	0.82%
Portugal	0.17%
Singapore	1.74%
Spain	2.85%
Sweden	2.98%
Switzerland	8.97%
United Kingdom	18.64%
United States	0.01%
Preferred Stock	0.59%
Rights	0.01%
Money Market Mutual Fund	4.14%
Total Value of Securities	99.35%
Receivables and Other Assets Net of Liabilities	0.65%
Total Net Assets	100.00%

Sector designations may be different than the sector designations presented in other Fund materials.

Sector	Percentage of Net Assets
Aerospace & Defense	0.81%
Air Freight & Logistics	0.28%
Airlines	0.19%
Auto Components	0.87%
Automobiles	3.49%
Beverages	2.42%
Biotechnology	0.33%
Building Products	0.55%
Capital Markets	1.82%
Chemicals	3.64%
Commercial Banks	12.33%

Sector	Percentage of Net Assets
Commercial Services & Supplies	0.58%
Communications Equipment	0.40%
Computers & Peripherals	0.32%
Construction & Engineering	0.65%
Construction Materials	0.59%
Consumer Finance	0.05%
Containers & Packaging	0.17%
Distributor	0.14%
Diversified Consumer Services	0.02%
Diversified Financial Services	1.14%
Diversified Telecommunication Services	2.85%
Electric Utilities	1.83%
Electrical Equipment	1.24%
Electronic Equipment, Instruments & Components	0.99%
Energy Equipment & Services	0.85%
Food & Staples Retailing	2.01%
Food Products	3.85%
Gas Utilities	0.50%
Health Care Equipment & Supplies	0.65%
Health Care Providers & Services	0.41%
Health Care Technology	0.01%
Hotels, Restaurants & Leisure	1.09%
Household Durables	1.16%
Independent Power Producers & Energy Traders	0.05%
Industrial Conglomerates	1.58%
Insurance	4.71%
Internet & Catalog Retail	0.05%
Internet Software & Services	0.11%
IT Services	0.26%
Leisure Equipment & Products	0.19%
Life Sciences Tools & Services	0.06%
Machinery	2.78%
Marine	0.25%
Media	1.24%
Metals & Mining	4.87%
Multiline Retail	0.42%
Multi-Utilities	1.17%
Office Electronics	0.48%
Oil, Gas & Consumable Fuels	6.49%
Paper & Forest Products	0.12%
Personal Products	0.53%
Pharmaceuticals	7.80%
Professional Services	0.58%
Real Estate Investment Trusts	1.55%
Real Estate Management & Development	2.05%
Road & Rail	0.98%
Semiconductors & Semiconductor Equipment	0.60%
Software	0.93%
Specialty Retail	0.87%
Textiles, Apparel & Luxury Goods	1.38%
Tobacco	1.46%

LVIP SSgA International Index Fund–4

LVIP SSgA International Index Fund

Security Type/Country and Sector Allocations and Top 10 Equity Holdings (unaudited) (continued)

Sector	Percentage of Net Assets
Trading Companies & Distributors	1.15%
Transportation Infrastructure	0.38%
Water Utilities	0.12%
Wireless Telecommunication Services	1.77%
Total	95.21%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Nestle	1.82%
HSBC Holdings	1.68%
Novartis	1.26%
Roche Holding	1.23%
BP	1.15%
Royal Dutch Shell Class A	1.13%
Toyota Motor	1.10%
BHP Billiton	1.09%
Vodafone Group	1.07%
Sanofi	0.97%
Total	12.50%

LVIP SSgA International Index Fund–5

LVIP SSgA International Index Fund

Statement of Net Assets

December 31, 2012

	Number of Shares	Value (U.S. $)

rCOMMON STOCK–94.61%
Australia–8.49%
AGL Energy	50,475	$812,222
ALS	30,490	348,146
†Alumina	187,464	180,090
Amcor	112,616	952,719
AMP	262,280	1,331,663
APA Group	69,838	403,565
Asciano	89,613	438,808
ASX	15,779	515,432
Aurizon Holdings	153,892	605,746
Australia & New Zealand Banking Group.	238,677	6,291,971
Bendigo & Adelaide Bank	32,435	289,214
BHP Billiton	284,558	11,119,967
Boral	60,727	278,911
Brambles	135,168	1,072,818
Caltex Australia	11,842	239,079
Centro Retail Australia	100,279	237,622
CFS Retail Property Trust Group	203,609	407,706
Coca-Cola Amatil	48,999	689,262
Cochlear	5,479	454,644
Commonwealth Bank of Australia	139,470	9,091,929
Computershare	34,596	326,679
Crown	35,003	391,569
CSL	44,317	2,504,428
Dexus Property Group	371,672	395,135
Echo Entertainment Group	65,415	236,484
Flight Centre	4,646	131,589
Fortescue Metals Group	125,763	627,336
Goodman Group	143,641	655,138
GPT Group	131,341	506,043
†@=GPT Group In-Specie	160,069	0
Harvey Norman Holdings	40,722	81,143
Iluka Resources	34,560	334,308
Incitec Pivot	136,966	467,419
Insurance Australia Group	176,513	870,225
Leighton Holdings	12,089	228,425
Lend Lease Group	44,525	435,240
Macquarie Group	29,252	1,096,865
Metcash	63,613	220,742
Mirvac Group	338,361	527,079
National Australia Bank	207,489	5,462,858
Newcrest Mining	67,141	1,572,121
Orica	31,717	835,156
Origin Energy	99,094	1,219,307
OZ Minerals	25,012	177,796
†Qantas Airways	92,082	144,331
QBE Insurance Group	104,117	1,194,113
Ramsay Health Care	10,694	305,311
Rio Tinto.	37,824	2,661,930
Santos	79,464	931,948
†Shopping Centres Australasia Property Group.	21,261	33,150

	Number of Shares	Value (U.S. $)

rCOMMON STOCK (continued)
Australia (continued)
Sonic Healthcare	34,698	$484,803
SP AusNet	117,926	137,175
Stockland	195,819	724,742
Suncorp Group	111,130	1,187,882
Sydney Airport	28,538	100,623
TABCORP Holdings	64,645	206,676
Tatts Group	117,014	368,922
Telstra	382,547	1,744,842
Toll Holdings	53,291	255,666
Transurban Group	113,458	721,902
Treasury Wine Estates	54,633	269,159
Wesfarmers	70,269	2,713,670
Wesfarmers PPS	18,971	753,528
Westfield Group	187,731	2,075,271
Westfield Retail Trust	243,971	770,460
Westpac Banking	279,021	7,652,481
Whitehaven Coal	33,690	125,678
Woodside Petroleum	57,344	2,045,423
Woolworths	109,609	3,365,861
WorleyParsons	16,780	413,739

		86,453,885

Austria–0.26%
Andritz.	5,732	368,234
†Erste Group Bank	18,032	573,168
†=IMMOEAST	13,053	0
†IMMOFINANZ	81,028	341,020
OMV	12,340	447,034
Raiffeisen Bank International	3,424	142,397
Telekom Austria	27,172	206,268
Verbund	4,573	113,552
Vienna Insurance Group	2,788	148,767
Voestalpine	9,047	332,328

		2,672,768

Belgium–1.10%
Ageas.	22,233	656,749
Anheuser-Busch InBev	70,581	6,144,885
†*Anheuser-Busch InBev VVPR Strip	1,896	3
Belgacom	11,868	348,964
Colruyt	5,806	287,310
Delhaize Group	7,641	307,689
Groupe Bruxelles Lambert	6,810	542,996
KBC Groep	21,911	763,445
Solvay Class A	5,312	772,755
Telenet Group Holding	4,465	210,050
UCB.	9,960	570,441
Umicore	10,719	593,386

		11,198,673

LVIP SSgA International Index Fund–6

LVIP SSgA International Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

rCOMMON STOCK (continued)
☐China–0.01%
Yangzijiang Shipbuilding Holdings	173,000	$138,621

		138,621

Denmark–1.09%
A.P. Moller-Maersk Class A	45	320,439
A.P. Moller-Maersk Class B	116	878,249
Carlsberg Class B	9,425	928,329
Coloplast Class B	11,270	552,570
†Danske Bank	58,312	990,180
DSV	15,965	412,969
Novo Nordisk Class B	35,819	5,831,460
Novozymes Class B	20,139	571,562
TDC	40,700	288,306
Tryg	2,515	190,309
†William Demant Holding	1,946	167,150

		11,131,523

Finland–0.76%
Elisa	13,527	299,810
Fortum	39,408	737,558
Kesko Class B	4,611	151,339
Kone Class B	13,963	1,032,425
Metso	12,147	518,439
Neste Oil.	10,581	137,137
Nokia	338,405	1,336,923
Nokian Renkaat	8,877	355,493
Orion Class B	6,739	198,363
Pohjola Bank Class A	10,906	163,259
Sampo Class A	38,486	1,246,064
Stora Enso Class R	45,931	321,404
UPM-Kymmene	47,426	557,807
Wartsila	16,141	702,526

		7,758,547

France–8.77%
Accor	11,497	409,955
Aeroports de Paris	2,647	204,884
Air Liquide	27,744	3,504,183
Alstom	17,625	709,816
Arkema	5,517	579,124
AtoS	4,486	314,954
AXA	153,229	2,750,616
BIC	2,573	308,338
BNP Paribas	88,383	5,030,311
Bouygues	17,938	533,642
Bureau Veritas	5,387	603,883
Cap Gemini	14,392	629,159
Carrefour	55,026	1,416,397
Casino Guichard Perrachon	5,357	512,970
Christian Dior	4,617	786,777
Cie de Saint-Gobain	36,255	1,556,516
†Cie Generale de Geophysique-Veritas	12,769	387,900

	Number of Shares	Value (U.S. $)

rCOMMON STOCK (continued)
France (continued)
Cie Generale d’Optique Essilor International	17,632	$1,777,843
CNP Assurances	15,778	242,801
†Credit Agricole	84,415	687,299
Danone	51,492	3,390,987
Dassault Systemes	5,278	589,962
EADS	37,650	1,483,815
Edenred	14,870	459,782
EDF	19,633	363,713
Eurazeo	2,408	116,558
Eutelsat Communications	10,788	358,716
Fonciere Des Regions	2,020	169,944
France Telecom	161,470	1,790,843
GDF Suez	114,384	2,355,235
Gecina	2,100	237,747
Groupe Eurotunnel	45,790	355,727
ICADE	1,604	143,171
Iliad	1,776	304,786
Imerys	2,382	152,738
JCDecaux	5,086	121,365
Klepierre	7,746	309,520
Lafarge.	15,764	1,017,647
Lagardere	9,001	302,676
Legrand	20,009	848,878
L’Oreal	20,844	2,899,516
LVMH Moet Hennessy Louis Vuitton	22,558	4,162,135
Michelin Class B	16,539	1,584,329
Natixis	66,673	227,835
Pernod-Ricard	18,406	2,134,915
†Peugeot	17,548	128,022
PPR.	6,851	1,286,350
Publicis Groupe	16,522	993,752
Remy Cointreau	1,808	197,380
Renault	16,267	883,194
Rexel	8,465	173,086
Safran	21,498	930,766
Sanofi	104,408	9,898,369
Schneider Electric	46,742	3,422,510
SCOR	12,848	347,170
†Societe Generale	62,812	2,387,632
Sodexo	7,988	674,796
Suez Environnement	22,099	266,505
Technip	8,580	991,893
Thales	7,583	264,142
Total	186,405	9,696,618
Unibail-Rodamco	8,276	2,006,422
Vallourec	8,431	442,443
Veolia Environnement	26,300	318,751
Vinci	40,222	1,936,060
Vivendi	116,155	2,626,257
Wendel	3,011	310,296

LVIP SSgA International Index Fund–7

LVIP SSgA International Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

rCOMMON STOCK (continued)
France (continued)
Zodiac Aerospace	2,687	$297,402

		89,309,724

Germany–7.73%
Adidas	18,929	1,688,950
Allianz	40,081	5,585,685
Axel Springer	2,992	128,053
BASF	80,583	7,617,898
Bayer	72,607	6,922,096
Bayerische Motoren Werke	28,723	2,794,322
Beiersdorf	8,684	710,863
Brenntag	4,821	634,976
Celesio	6,726	116,470
†Commerzbank	316,944	607,026
Continental	9,285	1,081,910
Daimler	80,176	4,412,962
Deutsche Bank	82,615	3,633,665
Deutsche Boerse	17,911	1,098,046
Deutsche Lufthansa	20,320	384,033
Deutsche Post	81,501	1,794,624
Deutsche Telekom	250,411	2,849,648
E.ON	160,412	3,007,893
Fraport.	3,694	215,437
Fresenius	11,396	1,310,971
Fresenius Medical Care	19,312	1,332,407
GEA Group	16,527	537,245
Hannover Rueckversicherung	5,227	409,289
HeidelbergCement	12,111	740,896
Henkel	11,113	762,494
†Hochtief	1,964	114,851
Hugo Boss	2,393	254,249
Infineon Technologies	93,211	759,137
K+S	14,683	681,752
Kabel Deutschland Holding	8,596	646,811
Lanxess	7,976	703,132
Linde	16,487	2,883,607
MAN	3,330	357,616
Merck	5,673	747,473
Metro	9,834	273,129
Muenchener Rueckversicherungs Class R	15,515	2,800,144
RWE	42,651	1,768,586
Salzgitter	2,699	141,413
SAP	80,933	6,506,309
Siemens	72,171	7,889,845
Suedzucker	6,887	282,616
†ThyssenKrupp	33,234	784,532
United Internet	8,011	173,194
Volkswagen	2,886	625,915

		78,772,170

	Number of Shares	Value (U.S. $)

rCOMMON STOCK (continued)
Greece–0.05%
†Coca Cola Hellenic Bottling	19,526	$456,067
OPAP	14,109	101,143

		557,210

■Hong Kong–3.05%
AIA Group	959,400	3,805,581
ASM Pacific Technology	16,100	197,676
Bank of East Asia	125,372	486,896
BOC Hong Kong Holdings	337,500	1,061,784
Cathay Pacific Airways	96,000	178,324
Cheung Kong Holdings	125,000	1,945,077
Cheung Kong Infrastructure Holdings	36,000	222,389
CLP Holdings	164,500	1,382,209
First Pacific	154,000	170,078
†Galaxy Entertainment Group	178,000	713,797
Hang Lung Properties	189,000	760,674
Hang Seng Bank	69,800	1,077,583
Henderson Land Development	92,272	660,646
HKT Trust	189,434	186,079
Hong Kong & China Gas	477,526	1,312,109
Hong Kong Exchanges & Clearing	98,310	1,701,501
Hopewell Holdings	52,000	225,481
Hutchison Whampoa	186,000	1,971,185
Hysan Development	51,850	252,157
Kerry Properties	57,031	299,636
Li & Fung	548,000	988,935
Link REIT	203,781	1,020,636
MGM China Holdings	74,795	137,771
MTR	141,839	562,087
New World Development	342,037	541,547
Noble Group	293,395	283,490
NWS Holdings	126,859	215,630
Orient Overseas International	17,000	112,237
PCCW	257,000	113,602
Power Assets Holdings	126,500	1,085,399
Sands China	203,868	911,496
Shangri-La Asia	158,166	318,639
Sino Land	238,369	436,522
SJM Holdings	173,591	409,717
Sun Hung Kai Properties	139,653	2,118,035
Swire Pacific Class A	57,500	719,319
Swire Properties	98,761	332,654
Wharf Holdings	127,000	1,012,233
Wheelock	77,000	392,814
Wing Hang Bank	17,027	179,365
†Wynn Macau	118,753	327,033
Yue Yuen Industrial Holdings	66,000	223,243

		31,053,266

Ireland–0.74%
CRH	65,114	1,323,814
†Elan	50,134	513,918

LVIP SSgA International Index Fund–8

LVIP SSgA International Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

rCOMMON STOCK (continued)
Ireland (continued)
Experian.	91,124	$1,469,091
†=Irish Bank Resolution	3,965	0
James Hardie Industries CDI	35,002	339,210
Kerry Group Class A	13,314	703,071
†Prothena	1,223	8,963
Shire	49,558	1,524,929
†WPP	110,735	1,618,246

		7,501,242

Israel–0.53%
†Bank Hapoalim	81,753	351,099
†Bank Leumi Le-Israel	128,415	437,530
Bezeq Israeli Telecommunication	136,418	158,169
Delek Group	567	133,554
Israel	195	128,393
Israel Chemicals	44,098	531,598
†Mellanox Technologies	2,882	178,691
†Mizrahi Tefahot Bank	17,430	180,939
†NICE Systems	5,301	177,721
Teva Pharmaceutical Industries	83,933	3,121,958

		5,399,652

Italy–2.07%
Assicurazioni Generali	102,592	1,874,341
Atlantia	31,249	567,287
†Banca Monte Dei Paschi Siena	504,275	150,788
†Banco Popolare	178,675	297,444
Enel	571,947	2,378,371
Enel Green Power	145,132	270,276
ENI	224,039	5,486,942
Exor	4,891	123,230
†Fiat	72,991	367,588
Fiat Industrial	80,568	882,434
†Finmeccanica	26,558	153,656
Intesa Sanpaolo	917,546	1,586,302
Intesa Sanpaolo RSP	75,644	107,405
Luxottica Group	13,897	573,444
Mediobanca	47,035	290,459
Pirelli & C	16,813	193,663
Prysmian	17,754	354,293
Saipem	24,754	963,987
Snam	143,706	670,579
Telecom Italia	768,671	697,050
Telecom Italia RSP	607,016	482,990
Terna	119,989	480,039
†Unicredit	355,705	1,751,188
Unione di Banche Italiane SCpA	75,046	349,854

		21,053,610

Japan–18.81%
ABC-Mart	1,500	65,217
†Acom	3,370	96,939
Advantest	13,900	219,232

	Number of Shares	Value (U.S. $)

rCOMMON STOCK (continued)
Japan (continued)
Aeon	57,800	$659,693
Aeon Credit Service	8,200	165,703
Aeon Mall	6,500	159,695
Air Water	13,000	166,164
Aisin Seiki	17,300	539,513
Ajinomoto	61,000	806,110
Alfresa Holdings	3,700	144,431
All Nippon Airways	110,000	230,793
Amada	29,000	188,454
Aozora Bank	54,000	165,815
Asahi Glass	85,000	619,813
Asahi Group Holdings	32,800	697,476
Asahi Kasei	121,000	714,538
Asics	12,200	186,127
Astellas Pharma	38,800	1,742,197
Bank of Kyoto	26,000	219,904
Bank of Yokohama	111,000	515,423
Benesse Holdings	5,600	232,743
Bridgestone	59,200	1,539,025
Brother Industries	18,600	199,972
Calbee	1,400	98,517
Canon	100,700	3,897,933
Casio Computer	22,900	200,732
Central Japan Railway	12,400	1,005,044
Chiba Bank	58,000	339,323
Chiyoda	14,000	200,287
Chubu Electric Power	53,600	714,331
Chugai Pharmaceutical	17,300	331,030
Chugoku Bank	14,000	195,150
Chugoku Electric Power	28,600	449,459
Citizen Holdings	25,900	136,634
Coca-Cola West Class C	3,600	55,511
Cosmo Oil	57,000	127,487
Credit Saison	11,900	297,256
Dai Nippon Printing	54,000	422,876
Daicel	25,000	165,189
Daido Steel	24,000	121,537
Daihatsu Motor	15,000	298,447
Dai-ichi Life Insurance	708	994,877
Daiichi Sankyo	55,800	855,518
Daikin Industries	22,400	768,401
Dainippon Sumitomo Pharma	13,400	160,771
Daito Trust Construction	7,000	660,694
Daiwa House Industry	42,000	721,139
Daiwa Securities Group	150,000	835,747
Dena	11,000	360,369
Denki Kagaku Kogyo	40,000	136,770
Denso	43,000	1,495,456
Dentsu	17,400	465,454
Don Quijote	4,600	168,991
East Japan Railway	29,600	1,911,521
Eisai	20,900	871,268

LVIP SSgA International Index Fund–9

LVIP SSgA International Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

rCOMMON STOCK (continued)
Japan (continued)
Electric Power Development	9,100	$215,547
FamilyMart	5,100	209,832
FANUC	17,100	3,177,231
Fast Retailing	4,700	1,197,901
Fuji Electric	43,000	105,658
Fuji Heavy Industries	57,000	717,835
FUJIFILM Holdings	38,800	779,616
Fujitsu	156,000	653,393
Fukuoka Financial Group	61,000	243,967
†Furukawa Electric	52,000	116,799
Gree	6,000	92,994
GS Yuasa	29,000	116,767
Gunma Bank	32,000	156,354
Hachijuni Bank	34,000	170,353
Hakuhodo DY Holdings	2,140	138,299
Hamamatsu Photonics	5,700	206,970
Hankyu Hanshin Holdings	108,000	557,654
Hino Motors	25,000	225,671
Hirose Electric	2,500	298,952
Hiroshima Bank	42,000	175,893
Hisamitsu Pharmaceutical	4,900	243,551
Hitachi	403,000	2,368,313
Hitachi Chemical	9,400	141,501
Hitachi Construction Machinery	8,900	186,925
Hitachi High-Technologies	5,700	117,797
Hitachi Metals	15,000	127,749
Hokkaido Electric Power	15,700	190,341
Hokuriku Electric Power	13,300	157,630
Honda Motor	143,700	5,314,822
HOYA	36,200	712,337
Hulic	22,500	152,458
Ibiden	10,300	164,603
Idemitsu Kosan	1,800	156,641
IHI	106,000	274,505
Inpex	200	1,068,254
Isetan Mitsukoshi Holdings	29,100	284,406
Isuzu Motors	100,000	595,951
ITOCHU	133,200	1,405,938
ITOCHU Techno-Solutions	1,500	61,686
Iyo Bank	20,000	158,329
J Front Retailing	40,000	221,400
†Japan Airlines	6,000	257,560
Japan Petroleum Exploration	2,700	95,231
Japan Prime Realty Investment	57	164,523
Japan Real Estate Investment	50	491,954
Japan Retail Fund Investment	208	381,852
Japan Steel Works	26,000	169,164
Japan Tobacco	78,100	2,203,351
JFE Holdings	46,800	880,854
JGC	20,000	622,403
Joyo Bank	55,000	260,974
JSR	14,100	268,779

	Number of Shares	Value (U.S. $)

rCOMMON STOCK (continued)
Japan (continued)
JTEKT	17,800	$169,470
Jupiter Telecommunications	159	197,765
JX Holdings	204,410	1,152,522
Kajima	67,000	221,388
Kamigumi	20,000	159,365
Kaneka.	27,000	136,429
Kansai Electric Power	62,600	656,563
Kansai Paint	18,000	193,727
Kao	48,100	1,251,707
Kawasaki Heavy Industries	110,000	298,752
KDDI	23,500	1,659,184
Keikyu	36,000	319,171
Keio	45,000	335,035
Keisei Electric Railway	23,000	193,835
Keyence	3,844	1,064,623
Kikkoman	14,000	199,643
Kinden	16,000	104,131
Kintetsu	158,000	646,582
Kirin Holdings	72,000	846,029
†Kobe Steel	191,000	243,723
Koito Manufacturing	9,000	131,083
Komatsu	84,000	2,152,616
Konami	7,300	164,173
Konica Minolta Holdings	37,500	269,505
Kubota	100,000	1,148,215
Kuraray	26,300	344,314
Kurita Water Industries	9,000	197,387
Kyocera	14,000	1,267,632
Kyowa Hakko Kirin	21,000	206,895
Kyushu Electric Power	37,100	422,425
Lawson.	4,800	325,177
LIXIL Group	26,100	581,403
M3	54	86,074
Mabuchi Motor	2,700	114,986
Makita	10,700	496,403
Marubeni	151,000	1,082,025
Marui Group	20,900	166,742
Maruichi Steel Tube	3,600	82,859
†Mazda Motor	209,000	428,365
McDonald’s Holdings Japan	6,100	160,754
Medipal Holdings	14,100	156,125
MEIJI Holdings	4,234	183,376
Miraca Holdings	4,800	193,283
Mitsubishi	122,100	2,347,670
Mitsubishi Chemical Holdings	132,000	656,697
Mitsubishi Electric	171,000	1,454,025
Mitsubishi Estate	112,000	2,677,804
Mitsubishi Gas Chemical	31,000	189,898
Mitsubishi Heavy Industries	278,000	1,342,967
Mitsubishi Logistics	11,000	157,632
Mitsubishi Materials	90,000	307,273
†Mitsubishi Motors	295,000	304,594

LVIP SSgA International Index Fund–10

LVIP SSgA International Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

rCOMMON STOCK (continued)
Japan (continued)
Mitsubishi Tanabe Pharma	17,400	$226,624
Mitsubishi UFJ Financial Group	1,122,200	6,064,302
Mitsubishi UFJ Lease & Finance	4,740	203,626
Mitsui	151,000	2,260,318
Mitsui Chemicals	70,000	182,182
Mitsui Fudosan	74,000	1,807,868
Mitsui OSK Lines	88,000	261,800
Mizuho Financial Group	2,032,420	3,721,473
MS&AD Insurance Group Holdings	42,454	846,130
Murata Manufacturing	18,500	1,089,894
Nabtesco	7,900	176,223
Namco Bandai Holdings	15,600	201,942
†NEC.	249,000	524,529
†Nexon	8,500	85,974
NGK Insulators	20,000	236,939
NGK Spark Plug	13,000	172,948
NHK Spring	14,200	116,853
Nidec	9,100	530,725
Nikon.	28,300	834,433
Nintendo	9,700	1,034,367
Nippon Building Fund	60	619,864
Nippon Electric Glass	31,000	176,280
Nippon Express	66,000	272,366
Nippon Meat Packers	15,000	207,655
Nippon Paper Group	8,500	117,944
Nippon Steel & Sumitomo Metal	671,220	1,650,469
Nippon Telegraph & Telephone	38,100	1,601,997
Nippon Yusen	159,000	373,763
Nishi-Nippon City Bank	56,000	138,771
Nissan Motor	216,900	2,055,409
Nisshin Seifun Group	15,000	187,463
Nissin Foods Holdings	4,800	181,862
Nitori Holdings	2,900	212,191
Nitto Denko	15,600	767,260
NKSJ Holdings	35,875	768,465
NOK	9,500	148,565
Nomura Holdings	324,100	1,915,899
Nomura Real Estate Holdings	8,500	162,326
Nomura Real Estate Office Fund	26	149,575
Nomura Research Institute	8,200	170,586
NSK.	37,000	262,930
NTT Data	97	303,229
NTT DoCoMo	1,327	1,910,362
NTT Urban Development	138	133,673
Obayashi.	51,000	287,163
Odakyu Electric Railway	61,000	633,815
Oji Holdings	65,000	223,910
†Olympus	16,400	317,750
Omron	15,600	373,956
Ono Pharmaceutical	6,300	321,403
Oracle Japan	3,800	158,090
Oriental Land	4,500	544,247

	Number of Shares	Value (U.S. $)

rCOMMON STOCK (continued)
Japan (continued)
ORIX	8,730	$984,821
Osaka Gas	160,000	580,402
Otsuka	1,700	128,453
Otsuka Holdings	32,600	917,166
Panasonic	196,200	1,197,472
Park24	8,200	129,330
†Rakuten	70,900	552,177
Resona Holdings	160,900	734,719
Ricoh	51,000	540,619
Rinnai	2,600	176,420
Rohm	7,400	241,584
Sankyo	3,400	134,733
Sanrio	3,200	101,957
Santen Pharmaceutical	6,200	237,845
SBI Holdings	18,570	165,783
Secom	17,500	880,520
Sega Sammy Holdings	16,200	273,083
Sekisui Chemical	34,000	296,213
Sekisui House	44,000	481,147
Seven & I Holdings	65,600	1,846,863
Seven Bank	33,200	87,459
Sharp	75,000	261,960
Shikoku Electric Power	13,900	221,457
Shimadzu	21,000	143,108
Shimamura	1,800	174,685
Shimano	5,800	370,900
Shimizu	47,000	176,445
Shin-Etsu Chemical	35,700	2,175,885
Shinsei Bank	149,000	297,834
Shionogi	28,500	474,290
Shiseido	35,900	506,073
Shizuoka Bank	44,000	429,228
Showa Denko	119,000	181,642
Showa Shell Sekiyu	18,000	101,822
SMC	4,500	816,362
Softbank	79,000	2,890,820
Sojitz	110,200	162,719
Sony	83,600	936,370
Sony Financial Holdings	14,700	263,930
Square Enix Holdings	4,900	62,250
Stanley Electric	11,900	168,912
†Sumco	10,800	106,093
Sumitomo	99,500	1,274,873
Sumitomo Chemical	118,000	371,377
Sumitomo Electric Industries	63,000	727,241
Sumitomo Heavy Industries	44,000	210,592
Sumitomo Metal Mining	47,000	662,567
Sumitomo Mitsui Financial Group	119,300	4,329,832
Sumitomo Mitsui Trust Holdings	261,460	919,983
Sumitomo Realty & Development	30,000	998,091
Sumitomo Rubber Industries	15,100	182,352
Suruga Bank	17,000	208,807

LVIP SSgA International Index Fund–11

LVIP SSgA International Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

rCOMMON STOCK (continued)
Japan (continued)
Suzuken	5,900	$166,000
Suzuki Motor	33,600	878,090
Sysmex	6,000	275,927
T&D Holdings	48,900	594,581
Taiheiyo Cement	88,000	241,618
Taisei	82,000	272,311
Taisho Pharmaceutical Holdings	3,000	205,775
Taiyo Nippon Sanso	22,000	126,403
Takashimaya	22,000	156,346
Takeda Pharmaceutical	70,300	3,137,894
TDK	9,400	341,864
Teijin	73,000	181,555
Terumo	13,000	515,545
THK	9,800	176,026
Tobu Railway	101,000	534,908
Toho	9,400	165,226
Toho Gas	33,000	176,727
†Tohoku Electric Power	34,200	318,476
Tokio Marine Holdings	62,400	1,736,114
†Tokyo Electric Power	108,400	260,904
Tokyo Electron	14,400	663,266
Tokyo Gas	205,000	935,415
Tokyu	112,000	630,141
Tokyu Land	39,000	285,378
TonenGeneral Sekiyu	23,000	198,634
Toppan Printing	43,000	266,209
Toray Industries	122,000	748,455
Toshiba	358,000	1,415,165
TOTO	24,000	180,194
Toyo Seikan Kaisha	12,300	165,529
Toyo Suisan Kaisha	7,000	186,259
Toyoda Gosei	6,100	123,829
Toyota Boshoku	3,100	35,895
Toyota Industries	13,700	436,806
Toyota Motor	241,400	11,257,506
Toyota Tsusho	16,600	409,191
Trend Micro	8,200	247,435
Tsumura	5,400	163,029
Ube Industries	84,000	201,520
Unicharm	10,200	529,336
Ushio	9,700	106,226
USS	1,980	205,903
West Japan Railway	16,400	645,249
Yahoo Japan	1,396	451,419
Yakult Honsha	8,200	358,701
Yamada Denki	6,660	257,074
Yamaguchi Financial Group	17,000	149,935
Yamaha	13,200	139,812
Yamaha Motor	21,600	238,962
Yamato Holdings	29,800	452,271
Yamato Kogyo	3,200	93,595
Yamazaki Baking	10,000	111,279

	Number of Shares	Value (U.S. $)

rCOMMON STOCK (continued)
Japan (continued)
Yaskawa Electric	19,000	$183,107
Yokogawa Electric	18,000	197,113

		191,605,967

Luxembourg–0.36%
ArcelorMittal	85,542	1,491,067
Millicom International Cellular SDR	5,546	481,565
SES FDR	28,722	826,995
Tenaris	43,450	905,708

		3,705,335

Mexico–0.05%
Fresnillo	15,869	486,877

		486,877

Netherlands–4.44%
AEGON	155,657	1,005,249
Akzo Nobel	21,827	1,444,492
†ASML Holding	28,292	1,813,988
Corio	5,768	264,428
†DE Master Blenders 1753	55,626	638,901
Delta Lloyd	16,271	267,972
Fugro CVA	5,622	333,509
Gemalto	7,567	682,853
Heineken	21,017	1,408,679
Heineken Holding	9,205	506,717
†ING Groep CVA	340,912	3,237,117
Koninklijke Ahold	85,002	1,139,490
Koninklijke Boskalis Westminster	6,339	286,871
Koninklijke DSM	13,841	843,325
Koninklijke KPN	78,607	388,634
Koninklijke Philips Electronics	90,250	2,389,203
Koninklijke Vopak	5,971	421,964
†QIAGEN	20,177	366,340
Randstad Holding	9,376	347,918
Reed Elsevier	61,444	910,831
Royal Dutch Shell Class A	331,974	11,526,429
Royal Dutch Shell Class B	230,623	8,230,314
TNT Express	32,203	358,234
Unilever CVA	144,338	5,521,426
Wolters Kluwer	24,660	506,424
Ziggo	10,129	330,948

		45,172,256

New Zealand–0.12%
Auckland International Airport	61,298	136,009
†Contact Energy	39,663	171,677
Fletcher Building	56,457	397,248
Skycity Entertainment Group	71,397	224,756
Telecom New Zealand	163,817	310,825

		1,240,515

LVIP SSgA International Index Fund–12

LVIP SSgA International Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

rCOMMON STOCK (continued)
Norway–0.82%
Aker Solutions	17,577	$363,862
DNB	90,226	1,152,813
Gjensidige Forsikring	20,232	290,638
Norsk Hydro	72,232	366,481
Orkla	65,140	570,646
Seadrill	31,229	1,150,112
Statoil	96,552	2,432,659
Telenor	59,255	1,206,095
Yara International	16,471	820,919

		8,354,225

Portugal–0.17%
†Banco Espirito Santo Class R	169,579	201,636
EDP	189,914	577,524
Galp Energia	22,783	353,558
Jeronimo Martins	17,812	344,328
Portugal Telecom	50,970	253,753

		1,730,799

Singapore–1.74%
Ascendas Real Estate Investment Trust	151,000	295,531
CapitaCommercial Trust	168,000	233,166
CapitaLand	229,000	704,974
CapitaMall Trust	196,000	344,468
CapitaMalls Asia	87,000	140,135
City Developments	50,000	534,815
ComfortDelGro	168,000	247,180
DBS Group Holdings	164,386	2,018,336
Fraser & Neave	83,000	663,299
Genting Singapore	545,800	627,124
Global Logistic Properties	192,000	444,096
Golden Agri-Resources	526,480	283,360
Hutchison Port Holdings Trust	408,400	326,871
Jardine Cycle & Carriage	10,000	398,347
Keppel	132,815	1,212,958
Keppel Land	69,523	232,879
OCBC Bank	225,728	1,819,136
Olam International	107,532	138,145
SembCorp Industries	77,000	335,786
SembCorp Marine	67,000	255,985
Singapore Airlines	52,000	461,273
Singapore Exchange	86,000	499,815
Singapore Press Holdings	146,000	483,537
Singapore Technologies Engineering	119,000	375,635
Singapore Telecommunications	696,000	1,894,069
StarHub	58,000	181,690
United Overseas Bank	111,544	1,829,997
UOL Group	35,000	172,637
Wilmar International	192,000	530,136

		17,685,380

Spain–2.85%
Abertis Infraestructuras	31,332	517,354

	Number of Shares	Value (U.S. $)

rCOMMON STOCK (continued)
Spain (continued)
Acciona	1,760	$131,399
ACS	12,322	312,201
Amadeus IT Holding	27,937	705,820
Banco Bilbao Vizcaya Argentaria	481,559	4,472,897
†Banco de Sabadell	260,244	680,429
†Banco Popular Espanol	552,227	431,522
Banco Santander	906,277	7,363,368
†Bankia	71,000	36,633
CaixaBank	75,739	265,248
Distribuidora Internacional de Alimentacion	58,357	372,753
Enagas	19,782	423,698
Ferrovial	34,054	506,805
Gas Natural SDG	31,951	575,839
†Grifols	12,426	434,398
Iberdrola	358,084	1,999,262
Inditex	18,883	2,652,476
Mapfre	51,669	159,157
Red Electrica	10,301	508,692
Repsol YPF	72,100	1,471,367
†Telefonica	361,244	4,889,603
Zardoya Otis	11,487	163,709

		29,074,630

Sweden–2.98%
Alfa Laval	28,325	592,475
Assa Abloy Class B	30,444	1,146,391
Atlas Copco Class A	60,484	1,677,819
Atlas Copco Class B	33,946	833,544
Boliden	21,401	406,781
Electrolux Class B	23,398	618,259
Elekta Class B	34,862	543,772
Ericsson LM Class B	271,456	2,742,994
Getinge Class B	16,894	574,474
Hennes & Mauritz Class B	84,616	2,933,555
Hexagon Class B	19,918	503,865
Husqvarna Class B	36,803	223,436
Industrivarden Class C	9,357	155,948
Investment Kinnevik Class B	15,809	330,798
Investor Class B	39,238	1,031,145
†Lundin Petroleum	20,130	466,015
Nordea Bank	228,592	2,199,571
Ratos Class B	15,278	147,190
Sandvik	91,534	1,471,622
Scania Class B	30,976	644,257
Securitas Class B	28,130	246,692
Skandinaviska Enskilda Banken Class A	120,829	1,034,132
Skanska Class B	30,282	497,127
SKF Class B	36,795	932,252
Svenska Cellulosa Class B	49,638	1,079,633
Svenska Handelsbanken Class A	44,692	1,607,318

LVIP SSgA International Index Fund–13

LVIP SSgA International Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

rCOMMON STOCK (continued)
Sweden (continued)
Swedbank Class A	72,501	$1,424,802
Swedish Match	18,338	615,818
Tele2 Class B	31,284	565,650
TeliaSonera	197,965	1,344,449
Volvo Class A	604	8,364
Volvo Class B	125,856	1,736,045

		30,336,193

Switzerland–8.97%
†ABB.	195,238	4,044,996
†Actelion	8,527	407,645
†Adecco	12,820	678,295
†Aryzta	8,413	432,493
Baloise Holding	4,617	398,413
Banque Cantonale Vaudoise	204	108,544
†Barry Callebaut	124	119,851
Cie Financiere Richemont Class A	46,392	3,638,185
†Credit Suisse Group	111,728	2,724,343
EMS-Chemie Holding	691	162,755
†Geberit.	3,419	757,204
†Givaudan	787	830,921
Glencore International	332,559	1,921,728
†Holcim	20,836	1,533,252
†Julius Baer Group	17,740	631,008
Kuehne & Nagel International Class R	5,240	631,144
†Lindt & Spruengli Class R	9	340,331
†Lindt & Spruengli PC	66	215,034
†Lonza Group	4,710	254,980
Nestle	284,177	18,523,480
Novartis	202,889	12,805,265
Pargesa Holding Bearer Shares	1,868	128,622
Partners Group Holding	1,465	338,364
Roche Holding	61,972	12,517,939
Schindler Holding	1,567	222,027
Schindler Holding PC	4,691	677,950
SGS	505	1,120,595
Sika Bearer Shares	216	499,132
†Sonova Holding	4,846	536,739
STMicroelectronics	49,401	358,533
Sulzer	2,105	332,847
Swatch Group	2,814	1,425,666
Swatch Group Bearer Shares	3,807	329,019
†Swiss Life Holding	2,963	395,123
†Swiss Prime Site	4,543	378,873
†Swiss Re	30,605	2,216,766
Swisscom	2,138	925,565
Syngenta	8,260	3,333,829
Transocean	32,439	1,453,010
†UBS	320,717	5,014,203
Wolseley	24,928	1,192,392
†Xstrata	186,695	3,259,915

	Number of Shares	Value (U.S. $)

rCOMMON STOCK (continued)
Switzerland (continued)
†Zurich Insurance Group	13,107	$3,508,865

		91,325,841

United Kingdom–18.64%
3i Group	75,122	268,188
Aberdeen Asset Management	67,596	406,878
Admiral Group	16,475	313,921
Aggreko	25,157	718,166
AMEC	25,841	427,308
Anglo American	123,519	3,894,904
Antofagasta	32,356	709,299
ARM Holdings	122,704	1,550,074
Associated British Foods	30,531	780,256
AstraZeneca	109,781	5,204,093
Aviva	262,928	1,627,485
Babcock International Group	35,385	558,725
BAE Systems	292,572	1,626,671
Balfour Beatty	61,466	276,740
Barclays	1,027,198	4,463,502
BG Group	299,203	4,992,185
BHP Billiton	185,665	6,551,068
BP	1,680,030	11,684,699
British American Tobacco	170,233	8,656,453
British Land	70,273	649,426
British Sky Broadcasting Group	99,313	1,252,962
BT Group	701,812	2,678,379
Bunzl	31,367	519,338
Burberry Group	41,474	833,945
Capita	53,602	662,559
Capital Shopping Centres Group	50,019	287,850
Carnival	15,391	597,852
Centrica	463,957	2,532,916
Cobham	92,433	335,962
Compass Group	167,362	1,987,326
Croda International	10,653	416,501
Diageo	220,095	6,412,598
Eurasian Natural Resources	25,450	120,402
Evraz	26,374	113,225
G4S	133,245	558,468
GKN	137,494	518,895
GlaxoSmithKline	435,477	9,484,257
Hammerson	67,534	541,704
Hargreaves Lansdown	20,019	223,970
HSBC Holdings	1,613,987	17,108,318
ICAP	43,171	218,368
IMI	25,278	457,654
Imperial Tobacco Group	88,187	3,420,201
Inmarsat	39,208	378,043
InterContinental Hotels Group	26,114	732,470
†International Consolidated Airlines Group.	21,402	64,919

LVIP SSgA International Index Fund–14

LVIP SSgA International Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

rCOMMON STOCK (continued)
United Kingdom (continued)
†International Consolidated Airlines Group (London Stock Exchange)	60,078	$178,302
Intertek Group	13,572	689,625
Invensys	73,495	393,433
Investec	44,821	312,123
ITV	362,401	628,875
Johnson Matthey	19,459	764,646
Kazakhmys	16,595	214,551
Kingfisher	220,901	1,032,494
Land Securities Group	65,638	875,947
Legal & General Group	524,310	1,257,613
†Lloyds Banking Group	3,659,199	2,916,895
London Stock Exchange Group	16,494	294,312
Marks & Spencer Group	150,103	943,181
Meggitt	68,648	429,989
Melrose	97,883	359,657
National Grid	323,267	3,708,825
Next	15,425	936,624
Old Mutual	433,000	1,272,128
Pearson	71,889	1,401,660
Petrofac	24,929	666,456
Prudential	226,752	3,236,146
Randgold Resources	8,057	797,302
Reckitt Benckiser Group	57,834	3,672,409
Reed Elsevier	112,308	1,186,074
Resolution	131,669	535,852
Rexam	85,296	610,497
Rio Tinto	117,801	6,872,936
†Rolls-Royce Holdings	162,305	2,328,720
†Royal Bank of Scotland Group	196,720	1,051,779
RSA Insurance Group	286,254	591,345
SABMiller	84,643	3,929,586
Sage Group	101,911	490,190
Sainsbury (J.)	106,700	603,856
Schroders	10,499	291,800
Segro	67,680	274,800
Serco Group	38,738	339,439
Severn Trent	23,325	600,381
Smith & Nephew	84,154	930,516
Smiths Group	37,748	739,621
SSE	82,359	1,916,599
Standard Chartered	210,754	5,455,939
Standard Life	198,517	1,085,518
Subsea 7	25,313	608,106
Tate & Lyle	39,292	486,278
TESCO	711,291	3,919,408
TUI Travel	41,949	194,714
Tullow Oil	79,157	1,650,727
Unilever	113,288	4,404,964
United Utilities Group	58,403	643,139
Vedanta Resources	10,630	205,302
Vodafone Group	4,339,515	10,927,074

	Number of Shares	Value (U.S. $)

rCOMMON STOCK (continued)
United Kingdom (continued)
Weir Group	20,711	$640,646
Whitbread	16,661	669,720
WM Morrison Supermarkets	211,082	906,593

		189,894,435

United States–0.01%
Sims Metal Management	13,534	133,863

		133,863

Total Common Stock (Cost $841,458,185)		963,747,207

rPREFERRED STOCK–0.59%
Germany–0.59%
Bayerische Motoren Werke 4.70%	4,603	298,099
Henkel 1.32%	16,300	1,340,662
Porsche Automobil Holding 1.17%	13,085	1,076,804
ProSiebenSat.1 Media 5.02%	9,768	278,156
RWE 7.20%	2,960	111,894
Volkswagen 1.74%	12,524	2,872,857

Total Preferred Stock (Cost $3,957,739)		5,978,472

rRIGHTS–0.01%
Singapore–0.00%
†Olam International	33,658	16,672

		16,672

Spain–0.01%
†CaixaBank	75,739	5,856
†Repsol	72,100	43,956

		49,812

Total Rights (Cost $0)		66,484

MONEY MARKET MUTUAL FUND–4.14%
Dreyfus Treasury & Agency Cash
Management Fund	42,154,244	42,154,244

Total Money Market Mutual Fund (Cost $42,154,244)		42,154,244

LVIP SSgA International Index Fund–15

LVIP SSgA International Index Fund

Statement of Net Assets (continued)

TOTAL VALUE OF SECURITIES–99.35% (Cost $887,570,168)	$1,011,946,407
« RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.65%	6,645,567

NET ASSETS APPLICABLE TO 128,251,151 SHARES OUTSTANDING–100.00%	$1,018,591,974

NET ASSET VALUE–LVIP SSgA INTERNATIONAL INDEX FUND STANDARD CLASS ($800,954,163 / 100,855,842 Shares)	$7.942

NET ASSET VALUE–LVIP SSgA INTERNATIONAL INDEX FUND SERVICE CLASS ($217,637,811 / 27,395,309 Shares)	$7.944

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2012:
Shares of beneficial interest (unlimited authorization–no par)	$931,670,840
Undistributed net investment income	3,726,436
Accumulated net realized loss	(42,017,675)
Net unrealized appreciation of investments and derivatives.	125,212,373

Total net assets	$1,018,591,974

r	Securities have been classified by country of origin. Classification by type of business has been presented on page 4.

■	Securities listed and traded on the Hong Kong Stock Exchange. These securities have significant business operations in China.

†	Non-income producing for the period.

«	Includes $2,270,700 cash as collateral for futures contracts, $7,496 for securities purchased and $392,052 for fund shares redeemed as of December 31, 2012.

*	If dividend payments are received, the tax withholding rate is at a reduced amount of 15%, rather than 25%.

@	Illiquid security. At December 31, 2012, the aggregate value of illiquid securities was $0, which represented 0.00% of the Fund’s net assets. See Note 8 in “Notes to Financial Statements.”

=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At December 31, 2012, the aggregate value of the fair valued securities was $0, which represented 0.00% of the Fund’s net assets. See Note 1 in “Notes to Financial Statements.”

☐	Securities listed and traded on the Hong Kong Stock Exchange.

The following futures contracts were outstanding at December 31, 2012:1

Futures Contracts

Contract to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
580 EMINI MSCI EAFE Index	$46,152,606	$46,988,700	3/16/13	$836,094

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional value presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1]	See Note 7 in “Notes to Financial Statements.”

Summary of Abbreviations:

CDI–Chess Depository Interest

CVA–Dutch Certificate

FDR–Fiduciary Depositary Receipt

PC–Participation Certificate

PPS–Partially Protected Shares

REIT–Real Estate Investment Trust

RSP–Risparmio Italian Savings Shares

SCpA–Italian Consortium Joint-Stock Company

SDR–Special Drawing Right

VVPR Strip–Dividend Coupon

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA International Index Fund–16

LVIP SSgA International Index Fund

Statement of Operations

Year Ended December 31, 2012

LVIP SSgA International Index Fund

Statements of Changes in Net Assets

INVESTMENT INCOME:
Dividends	$29,380,443
Foreign tax withheld	(1,954,995)

27,425,448

EXPENSES:
Management fees	3,322,352
Distribution fees-Service Class	529,946
Accounting and administration expenses	357,500
Index fees.	298,801
Pricing fees	183,015
Custodian fees	176,964
Reports and statements to shareholders	63,051
Professional fees	43,473
Trustees’ fees	19,491
Other	19,433

5,014,026
Less expenses waived/reimbursed	(315,294)

Total operating expenses	4,698,732

NET INVESTMENT INCOME	22,726,716

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	(19,544,984)
Foreign currencies	(395,599)
Foreign currency exchange contracts	71,659
Futures contracts	3,669,499

Net realized loss	(16,199,425)

Net change in unrealized appreciation (depreciation) of:
Investments	134,963,123
Foreign currencies	92,835
Futures contracts	609,898

Net change in unrealized appreciation (depreciation)	135,665,856

NET REALIZED AND UNREALIZED GAIN	119,466,431

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$142,193,147

See accompanying notes, which are an integral part of the financial statements.

	Year Ended
	12/31/12	12/31/11
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$22,726,716	$14,040,174
Net realized loss	(16,199,425)	(20,594,587)
Net change in unrealized appreciation (depreciation)	135,665,856	(61,201,840)

Net increase (decrease) in net assets resulting from operations .	142,193,147	(67,756,253)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(14,098,875)	(7,310,507)
Service Class	(3,478,823)	(2,535,183)

	(17,577,698)	(9,845,690)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	457,530,567	531,380,932
Service Class	26,045,804	48,281,177
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	14,098,875	7,310,507
Service Class	3,478,823	2,535,183

	501,154,069	589,507,799

Cost of shares repurchased:
Standard Class	(259,353,311)	(181,741,870)
Service Class	(58,639,102)	(29,012,844)

	(317,992,413)	(210,754,714)

Increase in net assets derived from capital share transactions.	183,161,656	378,753,085

NET INCREASE IN NET ASSETS	307,777,105	301,151,142
NET ASSETS:
Beginning of year	710,814,869	409,663,727

End of year	$1,018,591,974	$710,814,869

Undistributed net investment income	$3,726,436	$3,226,103

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA International Index Fund–17

LVIP SSgA International Index Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA International Index Fund Standard Class
	Year Ended
	12/31/12	12/31/11	12/31/10	12/31/09	5/1/08[1] to 12/31/08
Net asset value, beginning of period	$6.851	$7.932	$7.511	$5.959	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.206	0.201	0.163	0.157	0.116
Net realized and unrealized gain (loss)	1.031	(1.180)	0.364	1.502	(4.098)

Total from investment operations.	1.237	(0.979)	0.527	1.659	(3.982)

Less dividends and distributions from:
Net investment income	(0.146)	(0.102)	(0.106)	(0.107)	(0.059)

Total dividends and distributions	(0.146)	(0.102)	(0.106)	(0.107)	(0.059)

Net asset value, end of period	$7.942	$6.851	$7.932	$7.511	$5.959

Total return[3]	18.13%	(12.38% )	7.05%	27.85%	(39.77% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$800,954	$497,414	$187,470	$111,877	$26,176
Ratio of expenses to average net assets	0.50%	0.54%	0.54%	0.45%	0.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.54%	0.58%	0.64%	0.73%	1.58%
Ratio of net investment income to average net assets	2.80%	2.71%	2.22%	2.37%	2.53%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.76%	2.67%	2.12%	2.09%	1.40%
Portfolio turnover	11%	19%	4%	4%	2%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA International Index Fund–18

LVIP SSgA International Index Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA International Index Fund Service Class
	Year Ended
	12/31/12	12/31/11	12/31/10	12/31/09	5/1/08[1] to 12/31/08
Net asset value, beginning of period	$6.855	$7.934	$7.514	$5.964	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.187	0.189	0.145	0.141	0.104
Net realized and unrealized gain (loss)	1.030	(1.186)	0.362	1.499	(4.094)

Total from investment operations.	1.217	(0.997)	0.507	1.640	(3.990)

Less dividends and distributions from:
Net investment income	(0.128)	(0.082)	(0.087)	(0.090)	(0.046)

Total dividends and distributions	(0.128)	(0.082)	(0.087)	(0.090)	(0.046)

Net asset value, end of period	$7.944	$6.855	$7.934	$7.514	$5.964

Total return[3]	17.82%	(12.59% )	6.78%	27.53%	(39.87% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$217,638	$213,401	$222,194	$113,217	$34,891
Ratio of expenses to average net assets	0.75%	0.79%	0.79%	0.70%	0.70%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.79%	0.83%	0.89%	0.98%	1.83%
Ratio of net investment income to average net assets	2.55%	2.46%	1.97%	2.12%	2.28%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.51%	2.42%	1.87%	1.84%	1.15%
Portfolio turnover	11%	19%	4%	4%	2%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA International Index Fund–19

LVIP SSgA International Index Fund

Notes to Financial Statements

December 31, 2012

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 66 series (Series). These financial statements and the related notes pertain to the LVIP SSgA International Index Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life), Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies), and to unaffiliated insurance companies. The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek to approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sales price on the valuation date. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts are valued at the daily quoted settlement prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2009–December 31, 2012), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased

LVIP SSgA International Index Fund–20

LVIP SSgA International Index Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2012.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (LIAC) is a registered investment advisor and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.40% of the average daily net assets of the Fund.

LIAC has contractually agreed to waive a portion of its advisory fee through April 30, 2013 as follows: 0.03% of the first $500 million of average daily net assets of the Fund; and 0.05% of the average daily net assets of the Fund in excess of $500 million. The agreement will continue at least through April 30, 2013, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

SSgA Funds Management, Inc. (SSgA) (Sub-Advisor) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Advisor a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust , Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund paid Lincoln Life a fee at an annual rate of 0.008% of the average daily net assets of the Fund and reimbursed Lincoln Life for the cost of internal legal services. For the year ended December 31, 2012, fees for these administrative and legal services amounted to $66, 447, and $7,381, respectively. Beginning January 1, 2013, the Trust will reimburse Lincoln Life for the cost of administrative and internal legal services.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2012, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC.	$299,320
Distribution fees payable to LFD.	45,409

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The Fund pays the compensation of unaffiliated trustees.

3. Investments

For the year ended December 31, 2012, the Fund made purchases of $248,811,520 and sales of $85,347,220 of investment securities other than short-term investments.

At December 31, 2012, the cost of investments for federal income tax purposes was $916,904,943. At December 31, 2012, net unrealized appreciation was $95,041,464 of which $170,247,738 related to unrealized appreciation of investments and $75,206,274 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the

LVIP SSgA International Index Fund–21

LVIP SSgA International Index Fund

Notes to Financial Statements (continued)

3. Investments (continued)

asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Common Stock	$8,963	$963,738,244	$—	$963,747,207
Other	—	6,039,100	5,856	6,044,956
Money Market Mutual Fund	42,154,244	—	—	42,154,244

Total	$42,163,207	$969,777,344	$5,856	$1,011,946,407

Futures Contracts	$836,094	$—	$—	$836,094

As a result of international fair value pricing at December 31, 2012, the majority of the Fund’s common stock investments were categorized as Level 2. During the year ended December 31, 2012, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the year. In accordance with the fair value procedures described in Note 1, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2012 and 2011 was as follows:

	Year Ended 12/31/12	Year Ended 12/31/11
Ordinary income	$17,577,698	$9,845,690

In addition, the Fund declared ordinary income consent dividend of $4,336,116 for the year ended December 31, 2011. Such amount have been deemed paid and contributed to paid-in capital.

LVIP SSgA International Index Fund–22

LVIP SSgA International Index Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis

As of December 31, 2012, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$931,670,840
Undistributed ordinary income	7,609,349
Accumulated capital & other losses	(15,729,719)
Unrealized appreciation	95,041,504

Net assets	$1,018,591,974

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, mark-to-market of futures contracts and tax treatment of unrealized gain on passive foreign investment companies.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions and consent dividends. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2012 the Fund recorded reclassifications as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$(4,648,685)	$312,569	$4,336,116

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Capital loss carryforwards remaining at December 31, 2012, if not utilized in futures years, will expire as follows: $56,183 expires in 2018.

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. The provisions of the Act were effective for the Fund’s calendar year ended December 31, 2011. The Act provides for the unlimited carryover of future capital losses; however, there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized, due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss, whereas before the Act, capital losses carried forward were treated as short-term.

Losses incurred that will be carried forward under the Act are as follows:

Tax Character
Long-Term	Short-Term
$12,696,844	$2,741,684

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/12	Year Ended 12/31/11
Shares sold:
Standard Class	62,076,846	72,094,006
Service Class	3,647,523	6,450,469
Shares issued upon reinvestment of dividends and distributions:
Standard Class	1,835,313	1,040,345
Service Class	452,618	360,521

	68,012,300	79,945,341

Shares repurchased:
Standard Class	(35,661,223)	(24,165,092)
Service Class	(7,837,431)	(3,683,659)

	(43,498,654)	(27,848,751)

Net increase	24,513,646	52,096,590

7. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between

LVIP SSgA International Index Fund–23

LVIP SSgA International Index Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. No foreign currency exchange contracts were outstanding at December 31, 2012.

Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective. The Fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity and minimizing costs. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Fair values of derivative instruments as of December 31, 2012 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Equity contracts (Futures contracts)	Receivables and other assets net of liabilities	$836,094	Receivables and other assets net of liabilities	$—

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2012 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Forward currency exchange contracts (Foreign currency exchange contracts)	Net realized gain on foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$71,659	$—
Equity contracts (Futures contracts)	Net realized gain on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	3,669,499	609,898

Total		$3,741,158	$609,898

Derivatives Generally–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2012. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2012.

	Asset Derivative Volume	Liability Derivative Volume
Foreign currency exchange contracts (average cost)	$761,122	$646,399
Futures contracts (average notional value)	30,434,160	—

8. Credit and Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

LVIP SSgA International Index Fund–24

LVIP SSgA International Index Fund

Notes to Financial Statements (continued)

8. Credit and Market Risk (continued)

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. As of December 31, 2012, there were no Rule 144A securities. Illiquid securities have been identified on the Statement of Net Assets.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP SSgA International Index Fund–25

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP SSgA International Index Fund

We have audited the accompanying statement of net assets of the LVIP SSgA International Index Fund (one of the series the constituting Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period May 1, 2008 (commencement of operations) to December 31, 2008. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP SSgA International Index Fund of the Lincoln Variable Insurance Products Trust at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period May 1, 2008 (commencement of operations) to December 31, 2008, in conformity with U.S. generally accepted accounting principles.

February 18, 2013

Philadelphia, Pennsylvania

LVIP SSgA International Index Fund–26

LVIP SSgA International Index Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2012, the Fund designates distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
0.00%	100.00%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Sub-Advisory Agreements

On August 29 and September 10, 2012, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “LVIP Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the LVIP Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal or approval of the sub-advisory agreement with various sub-advisors (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the LVIP Trust (each a “Fund”).

The trustees who are not “interested persons” of the LVIP Trust (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and the sub-advisers prior to the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also received information about the Funds throughout the year in connection with the regular quarterly Board meetings from LIAC and, as applicable, the various portfolio management teams providing services to the Funds.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, LVIP Trust officers and Lincoln Life and LIAC employees to consider the renewal of the Advisory Agreements. In considering the renewal or approval of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered, among others, the factors listed below and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed or approved and accordingly, recommended to the Board of Trustees the renewal or approval of the Advisory Agreements.

Approval of Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Independent Trustees considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel, resources, compliance and LIAC’s criteria for review of the sub-adviser’s performance. The Independent Trustees reviewed the services provided by LIAC in serving as investment adviser, the personnel providing the investment management services and compliance staff, regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-adviser. The Independent Trustees noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Independent Trustees also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. Based on this information, the Independent Trustees concluded that the services provided by LIAC were satisfactory.

The Independent Trustees reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2012, for the Fund compared to the average performance of a performance universe of funds in a Lipper category underlying variable insurance products (“performance group”) and a benchmark index.

The Independent Trustees reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee, sub-advisory fee and expense ratio to those of a Lipper expense peer group for the Fund. The Independent Trustees considered that management fees as reported by Lipper include separate administrative and accounting fees for the Fund as well as the funds in the expense group, to the extent the expense group funds pay separate administrative and accounting fees. The expense peer group consists of the Fund and other funds in a Lipper category underlying variable insurance products, as classified by Lipper (“expense group”).

LVIP SSgA International Index Fund–29

LVIP SSgA International Index Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement with LIAC (continued)

The Independent Trustees considered that LIAC does not manage the day-to-day portfolio of the Fund, but had delegated those duties to an unaffiliated sub-adviser. The Independent Trustees concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.

The Independent Trustees considered that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2013. The Independent Trustees noted that the investment management fees for the Fund were below the average investment management fee of the Lipper expense group. On the basis of the information provided, the Independent Trustees concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable in light of the nature, quality and extent of services provided by LIAC.

The Independent Trustees considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Independent Trustees considered that LIAC had implemented an advisory fee waiver for the Fund and concluded that economies of scale were appropriately shared with investors.

The Independent Trustees also reviewed the profitability analysis to LIAC and its affiliates with respect to the Fund individually and the Funds group overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Independent Trustees reviewed materials provided by LIAC and Lincoln as to any such benefits. Lincoln Insurance Companies receive and retain 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Independent Trustees also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from Lincoln Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates may benefit from economies of scale with the Fund when it bargains together with the Fund for certain services. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums will be allocated to the Fund as received.

Approval of Sub-Advisory Agreement with SSgA

In considering the renewal of the sub-advisory agreement between LIAC and SSgA Funds Management, Inc. (“SSgA”) on behalf of the Fund, the Independent Trustees considered the nature, extent and quality of services provided by SSgA under the sub-advisory agreement. The Independent Trustees reviewed the services provided by SSgA, the background of the investment professionals servicing the Fund, and the reputation, resources and investment approach of SSgA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance and regulatory matters.

The Independent Trustees reviewed the Fund’s return compared to the average return of the Lipper performance group of international core funds and the MSCI EAFE (Net) Index. The Independent Trustees noted that the Fund’s return for the one year period was below the average of the Lipper performance group and in line with the benchmark index for the one year and three year periods. The Independent Trustees concluded that the services provided by SSgA were acceptable.

The Independent Trustees reviewed the sub-advisory fee schedule which includes breakpoints, and noted that the sub-advisory fees for the Fund were below the averages of the Lipper contractual sub-adviser fees expense group. The Independent Trustees considered that the sub-advisory fee schedule for the Fund was negotiated between LIAC and SSgA, an unaffiliated third party. The Independent Trustees concluded that the sub-advisory fees for the Fund were reasonable.

With respect to profitability, the Independent Trustees considered information regarding SSgA’s estimated profitability from providing sub-advisory services to the Fund and concluded that estimated profitability was not unreasonable. The Independent Trustees reviewed materials provided by SSgA as to any additional benefits it receives and noted that SSgA may aggregate trades with other clients whose combined commission totals may be used to generate soft dollar credits which may be used for the benefit of other clients of SSgA.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Independent Trustees determined that the terms of the investment management agreement and sub-advisory agreement for the Fund continue to be fair and reasonable, and that the continuation of each such agreement is in the best interests of the Fund and recommended the renewal of the respective agreements to the Board of Trustees.

LVIP SSgA International Index Fund–27

Officer/Trustee Information for Lincoln VIP Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Fidelity Investments	71	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	71	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Retired; Formerly, Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	71	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	71	N/A
Gary D. Lemon, PH.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly, Advisory Trustee since November 2004	Joseph Percival Allen III University Professor, James W. Emerson Director of the Robert C. McDermond Center for Management and Entrepreneurship, Professor of Economics and Management, DePauw University	71	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C.	71	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; Formerly, President Emeritus, Indiana Health Association; Formerly, President, Indiana Hospital & Health Association	71	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC.	71	N/A
Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since June 2011	Senior Vice President and Treasurer, Lincoln National Corporation; Formerly, Senior Vice President, Head of Insurance & Retirement Solutions Financial Management	N/A	N/A

LVIP SSgA International Index Fund–28

Officer/Trustee Information for Lincoln VIP Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Jill R. Whitelaw, Esq.[1] Radnor Financial Center, 150 N. Radnor Chestor Rd, Radnor, PA 19087 YOB: 1963	Vice President, Secretary, and Chief Legal Officer	Vice President, Secretary, and Chief Legal Officer since December 2012; Formerly, Secretary and Chief Legal Officer since June 2011	Vice President and Chief Counsel – Fund Management, The Lincoln National Life Insurance Company; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corp.; Formerly, Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch, Pierce, Fenner & Smith	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, Director of Funds Management, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A
Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Vice President since December 2012	Vice President, The Lincoln National Life Insurance Company	N/A	N/A
Blake W. Martin[1] Radnor Financial Center, 150 N. Radnor Chester Rd, Radnor, PA 19087 YOB: 1956	Vice President	Vice President since December 2012	Vice President and Head of Corporate Tax, Lincoln National Corporation; Formerly, Independent Consultant and Managing Director at Smart Business Advisory and Consulting, LLC.	N/A	N/A
John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President since June 2011 and Chief Compliance Officer since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A
David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011	Vice President, Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly, Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A

LVIP SSgA International Index Fund–30

Officer/Trustee Information for Lincoln VIP Trust (unaudited) (continued)

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*	The Trust Complex is comprised of the 66 Series of the Lincoln Variable Insurance Products Trust and the 5 Series of the Lincoln Advisors Trust.

[1]

All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940, by reason of their being officers of the Lincoln Investment Advisors Corporation.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSgA International Index Fund–31

LVIP T. Rowe Price Growth Stock Fund

LVIP T. Rowe Price Growth Stock Fund

a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2012

LVIP T. Rowe Price Growth Stock Fund

LVIP T. Rowe Price Growth Stock Fund

2012 Annual Report Commentary (unaudited)

Managed by:

The Fund returned 18.31% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2012, while its benchmark, the Russell 1000® Growth Index*, returned 15.26%.

Major U.S. stock market indexes produced solid returns in 2012 despite muted U.S. economic growth, a eurozone recession and sovereign debt crisis, and a slowdown in emerging economies. Domestic equities were supported by strong U.S. corporate earnings and actions by central banks around the world to hold down interest rates to stimulate growth. Mid-and small-cap shares narrowly surpassed their large-cap counterparts in the period. As measured by Russell indexes, value stocks outperformed growth stocks across all market capitalizations.

Overall, stock selection was the principal reason for relative outperformance, but sector weighting was also notably positive. Information technology, telecommunication services, and consumer staples were the leading outperformers. The industrials and business services and health care sectors were the largest detractors. Information technology was by far the leading relative outperformer, largely driven by stock selection. Apple share prices rose sharply on continued strength indemand for its products. The company saw strong sales of its iPad Mini following its October release and has recently begun selling the iPhone in China. Shares of eBay were up as a result of growth in popularity of its PayPal electronic payment service, as well as increased usage by mobile Internet users. An increase in consumer spending benefited global payment networks Visa and MasterCard. Both companies continue to benefit from consumers outside the United States who favor credit cards over cash.

Stock selection lifted outperformance of the telecommunication services sector. Crown Castle International, along with its fellow wireless tower companies, benefited from continued consumer demand for greater data capacity for smartphones.

Consumer staples outperformed, mainly due to significant underweighting against the benchmark. Overall, investors were willing to take on more risk during the year, which led to a rotation out of the more defensive consumer staples sector.

Industrials and business services was the largest relative detractor, primarily due to stock selection. Shares of IHS, which offers consulting and subscription-based services to companies looking for insight into factors that affect business decisions (such as commodities, industry forecasting, pricing, and cost), slumped due to declining demand. Although subscription revenue continued to grow, demand for consulting services dropped as many clients cut spending amid economic uncertainty.

Health care relatively detracted on underweighting the strongest-performing sector in the benchmark for the 12-month period.

We expect the U.S. economy to grow between 2% and 3% in 2013. We are encouraged by positive trends in the housing industry, and the unemployment rate has been dropping. The main impediments to global growth remain the same: an economic slowdown in China and ongoing sovereign debt problems in Europe. In addition, continuing turmoil in the Middle East carries the potential to escalate into more widespread violence. Selected stock valuations appear attractive, notably in housing, onshore energy development, and financials. We remain focused on stocks that can do reasonably well in any economic conditions, employing a strategy of bottom-up stock selection that has long served our investors well.

P. Robert Bartolo, CFA

T. Rowe Price Associates, Inc.

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP T. Rowe Price Growth Stock Fund–1

LVIP T. Rowe Price Growth Stock Fund

2012 Annual Report Commentary (unaudited) (continued)

Growth of $10,000 invested 12/31/02 through 12/31/12

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP T. Rowe Price Growth Stock Fund Standard Class shares on 12/31/02. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2012, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $21,467. For comparison, look at how the Russell 1000® Growth Index did over the same period. The same $10,000 investment would have increased to $20,675. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index.The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

Average annual total returns on investment	Ended 12/31/12

Standard Class Shares
One Year	+18.31%
Five Years	+2.48%
Ten Years	+7.94%

Service Class Shares
One Year	+18.01%
Five Years	+2.22%
Inception (4/30/07)	+2.43%

*	The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

LVIP T. Rowe Price Growth Stock Fund–2

LVIP T. Rowe Price Growth Stock Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2012 to December 31, 2012

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2012 to December 31, 2012.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Annualized Expense Ratio	Expenses Paid During Period 7/1/12 to 12/31/12*
Actual
Standard Class Shares	$1,000.00	$1,048.60	0.79%	$4.07
Service Class Shares	1,000.00	1,047.20	1.04%	5.35
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.17	0.79%	$4.01
Service Class Shares	1,000.00	1,019.91	1.04%	5.28

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP T. Rowe Price Growth Stock Fund–3

LVIP T. Rowe Price Growth Stock Fund

Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)

As of December 31, 2012

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets
Common Stock	98.03%
Aerospace & Defense	2.43%
Air Freight & Logistics	1.34%
Airlines	0.23%
Automobiles	0.34%
Beverages	1.65%
Biotechnology	3.66%
Capital Markets	1.64%
Chemicals	3.40%
Commercial Banks	0.36%
Communications Equipment	3.36%
Computers & Peripherals	10.11%
Consumer Finance	1.24%
Diversified Financial Services	0.29%
Electrical Equipment	1.12%
Electronic Equipment, Instruments & Components	0.53%
Energy Equipment & Services	1.29%
Food & Staples Retailing	2.18%
Food Products	0.44%
Health Care Equipment & Supplies	1.58%
Health Care Providers & Services	2.67%
Hotels, Restaurants & Leisure	4.86%
Household Durables	1.46%
Industrial Conglomerates	2.38%
Internet & Catalog Retail	7.00%
Internet Software & Services	10.05%
IT Services	7.05%
Machinery	0.39%
Media	0.87%
Multiline Retail	0.26%
Oil, Gas & Consumable Fuels	2.88%
Pharmaceuticals	1.60%
Professional Services	0.35%
Real Estate Investment Trusts	2.26%
Road & Rail	2.33%
Semiconductors & Semiconductor Equipment	1.10%
Software	2.32%
Specialty Retail	3.69%
Textiles, Apparel & Luxury Goods	2.13%
Tobacco	0.50%
Trading Companies & Distributors	1.70%
Wireless Telecommunication Services	2.99%
Preferred Stock	0.18%
Money Market Mutual Fund	1.88%
Total Value of Securities	100.09%
Liabilities Net of Receivables and Other Assets	(0.09%)
Total Net Assets	100.00%

Holdings are for informational purpose only and are subject to change at any time. They are not a recommendation to buy, sell. or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Apple	9.45%
Google Class A	4.90%
Amazon.com	4.38%
MasterCard Class A	3.03%
Crown Castle International	2.99%
QUALCOMM	2.57%
Danaher	2.38%
eBay	2.35%
priceline.com	2.34%
American Tower	2.26%
Total	36.65%

LVIP T. Rowe Price Growth Stock Fund–4

LVIP T. Rowe Price Growth Stock Fund

Statement of Net Assets

December 31, 2012

	Number of Shares	Value (U.S. $)

COMMON STOCK–98.03%
Aerospace & Defense–2.43%
Boeing	23,800	$1,793,568
Precision Castparts	25,600	4,849,152

		6,642,720

Air Freight & Logistics–1.34%
FedEx	14,600	1,339,112
United Parcel Service Class B	31,400	2,315,122

		3,654,234

Airlines–0.23%
†United Continental Holdings	26,900	628,922

		628,922
Automobiles–0.34%
Harley-Davidson	18,900	923,076

		923,076

Beverages–1.65%
Anheuser-Busch InBev	12,432	1,082,348
Coca-Cola	42,900	1,555,125
†Monster Beverage	19,300	1,020,584
Pernod-Ricard	7,494	869,230

		4,527,287

Biotechnology–3.66%
†Alexion Pharmaceuticals	19,300	1,810,533
†Biogen Idec	20,400	2,992,068
†Celgene	13,100	1,031,232
†Gilead Sciences	32,100	2,357,745
†Onyx Pharmaceuticals	8,100	611,793
†Regeneron Pharmaceuticals	7,100	1,214,597

		10,017,968

Capital Markets–1.64%
Franklin Resources	19,700	2,476,290
Invesco.	77,600	2,024,584

		4,500,874

Chemicals–3.40%
Ecolab	24,200	1,739,980
Praxair	43,300	4,739,185
Sherwin-Williams	18,300	2,814,906

		9,294,071

Commercial Banks–0.36%
U.S. Bancorp	30,700	980,558

		980,558

Communications Equipment–3.36%
†Juniper Networks	110,500	2,173,535
QUALCOMM	113,200	7,020,664

		9,194,199

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Computers & Peripherals–10.11%
Apple	48,500	$25,851,957
†EMC	71,400	1,806,420

		27,658,377

Consumer Finance–1.24%
American Express	59,100	3,397,068

		3,397,068

Diversified Financial Services–0.29%
†IntercontinentalExchange	6,400	792,384

		792,384

Electrical Equipment–1.12%
Babcock & Wilcox	24,200	634,040
Roper Industries	21,900	2,441,412

		3,075,452

Electronic Equipment, Instruments & Components–0.53%
†Trimble Navigation	24,100	1,440,698

		1,440,698

Energy Equipment & Services–1.29%
†FMC Technologies	37,700	1,614,691
Schlumberger	27,700	1,919,333

		3,534,024

Food & Staples Retailing–2.18%
Costco Wholesale	21,400	2,113,678
CVS Caremark	51,100	2,470,685
Whole Foods Market	15,000	1,369,950

		5,954,313

Food Products–0.44%
Nestle	18,406	1,199,756

		1,199,756

Health Care Equipment & Supplies–1.58%
Baxter International	21,300	1,419,858
Covidien	5,300	306,022
†Edwards Lifesciences	15,000	1,352,550
Stryker	22,600	1,238,932

		4,317,362

Health Care Providers & Services–2.67%
†Catamaran	26,448	1,245,965
†Express Scripts Holding	21,100	1,139,400
McKesson	34,000	3,296,640
UnitedHealth Group	29,900	1,621,776

		7,303,781

Hotels, Restaurants & Leisure–4.86%
Carnival	37,513	1,457,164
†Chipotle Mexican Grill	7,400	2,201,204
Las Vegas Sands	47,600	2,197,216
Marriott International Class A	30,251	1,127,455

LVIP T. Rowe Price Growth Stock Fund–5

LVIP T. Rowe Price Growth Stock Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Hotels, Restaurants & Leisure (continued)
†MGM Resorts International	36,200	$421,368
Starbucks	62,900	3,372,698
Starwood Hotels & Resorts Worldwide	33,600	1,927,296
Yum Brands	9,100	604,240

		13,308,641

Household Durables–1.46%
Colgate-Palmolive	12,400	1,296,296
D.R. Horton	63,600	1,258,008
Lennar Class A	37,200	1,438,524

		3,992,828

Industrial Conglomerates–2.38%
Danaher	116,740	6,525,766

		6,525,766

Internet & Catalog Retail–7.00%
†Amazon.com	47,700	11,979,378
†priceline.com	10,300	6,398,360
†TripAdvisor	18,600	780,456

		19,158,194

Internet Software & Services–10.05%
†Akamai Technologies	31,600	1,292,756
†Baidu ADR	15,100	1,514,379
†eBay	125,900	6,423,418
†Facebook Class A	22,812	607,484
†Google Class A	18,900	13,407,093
†LinkedIn Class A	16,200	1,860,084
†Rackspace Hosting	19,700	1,463,119
Tencent Holdings	25,400	833,101
†@=Twitter	7,310	93,129

		27,494,563

IT Services–7.05%
Accenture Class A	43,450	2,889,425
†Alliance Data Systems	6,400	926,464
†Cognizant Technology Solutions Class A	9,400	696,070
†Fiserv	9,000	711,270
MasterCard Class A	16,900	8,302,632
Visa Class A	38,100	5,775,198

		19,301,059

Machinery–0.39%
Deere.	12,400	1,071,608

		1,071,608

Media–0.87%
†Charter Communications Class A	8,000	609,920
Disney (Walt)	35,700	1,777,503

		2,387,423

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Multiline Retail–0.26%
†Dollar Tree	17,400	$705,744

		705,744

Oil, Gas & Consumable Fuels–2.88%
EOG Resources	19,000	2,295,010
EQT.	7,600	448,248
Occidental Petroleum	6,600	505,626
Pioneer Natural Resources	7,800	831,402
Range Resources	33,500	2,104,805
Williams	51,600	1,689,384

		7,874,475

Pharmaceuticals–1.60%
Allergan	11,300	1,036,549
Novo Nordisk Class B	9,636	1,568,775
†Valeant Pharmaceuticals International	29,500	1,763,215

		4,368,539

Professional Services–0.35%
†IHS Class A	9,900	950,400

		950,400

Real Estate Investment Trusts–2.26%
American Tower	80,100	6,189,327

		6,189,327

Road & Rail–2.33%
Hunt (J.B.) Transport Services	21,500	1,283,765
Kansas City Southern	27,500	2,295,700
Union Pacific	22,200	2,790,984

		6,370,449

Semiconductors & Semiconductor Equipment–1.10%
Broadcom Class A	52,600	1,746,846
Samsung Electronics	883	1,276,966

		3,023,812

Software–2.32%
†Autodesk	23,800	841,330
†Nuance Communications	33,400	745,488
†Red Hat	31,000	1,641,760
†salesforce.com	18,600	3,126,660

		6,355,238

Specialty Retail–3.69%
†AutoZone	6,700	2,374,681
†CarMax	43,700	1,640,498
Home Depot	51,500	3,185,275
Lowe’s	30,600	1,086,912
Ross Stores	23,800	1,288,770
Tractor Supply	5,900	521,324

		10,097,460

LVIP T. Rowe Price Growth Stock Fund–6

LVIP T. Rowe Price Growth Stock Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Textiles, Apparel & Luxury Goods–2.13%
†Fossil	17,603	$1,638,839
NIKE Class B	28,800	1,486,080
Prada.	114,100	1,108,770
PVH.	6,700	743,767
Ralph Lauren	5,700	854,544

		5,832,000

Tobacco–0.50%
Philip Morris International	16,200	1,354,968

		1,354,968

Trading Companies & Distributors–1.70%
Fastenal	80,800	3,772,552
Grainger (W.W.)	4,400	890,428

		4,662,980

Wireless Telecommunication Services–2.99%
†Crown Castle International	113,400	8,182,944

		8,182,944

Total Common Stock (Cost $185,815,009)		268,245,542

	Number of Shares	Value (U.S. $)

PREFERRED STOCK–0.18%
†@=Livingsocial Series F	14,245	$25,356
†@=Twitter Series A	19	242
†@=Twitter Series B	5,908	75,268
†@=Twitter Series C	1,598	20,358
†@=Twitter Series D	2,806	35,748
†@=Twitter Series F	1,011	12,880
†@=Twitter Series G-2	24,414	311,034

Total Preferred Stock (Cost $684,225)		480,886

MONEY MARKET MUTUAL FUND–1.88%
Dreyfus Treasury & Agency Cash Management Fund	5,150,629	5,150,629

Total Money Market Mutual Fund (Cost $5,150,629)		5,150,629

TOTAL VALUE OF SECURITIES–100.09% (Cost $191,649,863)	273,877,057
« LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.09%)	(239,885)

NET ASSETS APPLICABLE TO 13,332,475 SHARES OUTSTANDING–100.00%	$273,637,172

NET ASSET VALUE–LVIP T. ROWE PRICE GROWTH STOCK FUND STANDARD CLASS ($123,228,084 / 5,974,078 Shares)	$20.627

NET ASSET VALUE–LVIP T. ROWE PRICE GROWTH STOCK FUND SERVICE CLASS ($150,409,088 / 7,358,397 Shares)	$20.440

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2012:
Shares of beneficial interest (unlimited authorization–no par)	$230,672,290
Undistributed net investment income	210,774
Accumulated net realized loss on investments	(39,472,300)
Net unrealized appreciation of investments.	82,226,408

Total net assets	$273,637,172

†	Non-income producing for the period.

«	Of this amount, $314,128 represents payable for securities purchased and $159,977 represents payable for fund shares redeemed as of December 31, 2012.

@	Illiquid security. At December 31, 2012, the aggregate value of illiquid securities was $574,015, which represented 0.21% of the Fund’s net assets. See Note 8 in “Notes to Financial Statements.”

=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At December 31, 2012, the aggregate value of the fair valued securities was $574,015, which represented 0.21% of the Fund’s net assets. See Note 1 in “Notes to Financial Statements.”

ADR–American Depositary Receipt

See accompanying notes, which are an integral part of the financial statements.

LVIP T. Rowe Price Growth Stock Fund–7

LVIP T. Rowe Price Growth Stock Fund

Statement of Operations

Year Ended December 31, 2012

LVIP T. Rowe Price Growth Stock Fund

Statements of Changes in Net Assets

INVESTMENT INCOME:
Dividends	$2,595,538
Foreign tax withheld	(1,687)

2,593,851

EXPENSES:
Management fees	1,857,476
Distribution fees-Service Class	311,766
Accounting and administration expenses	110,399
Reports and statements to shareholders	42,833
Professional fees.	24,406
Custodian fees.	12,866
Trustees’ fees	4,989
Pricing fees	1,496
Other	10,651

Total operating expenses	2,376,882

NET INVESTMENT INCOME	216,969

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss from:
Investments	(465,553)
Foreign currencies	(3,336)
Foreign currency exchange contracts	(2,758)

Net realized loss	(471,647)

Net change in unrealized appreciation (depreciation) of:	36,654,229
Investments
Foreign currencies	(346)

Net change in unrealized appreciation (depreciation)	36,653,883

NET REALIZED AND UNREALIZED GAIN	36,182,236

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$36,399,205

See accompanying notes, which are an integral part of the financial statements.

	Year Ended
	12/31/12	12/31/11
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$216,969	$(433,824)
Net realized gain (loss)	(471,647)	27,389,947
Net change in unrealized appreciation (depreciation)	36,653,883	(34,830,774)

Net increase (decrease) in net assets resulting from operations	36,399,205	(7,874,651)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	123,479,464	46,702,648
Service Class	78,094,171	50,856,513

	201,573,635	97,559,161

Cost of shares repurchased:
Standard Class	(94,164,607)	(252,917,134)
Service Class	(35,947,192)	(31,852,356)

	(130,111,799)	(284,769,490)

Increase (decrease) in net assets derived from capital share transactions	71,461,836	(187,210,329)

NET INCREASE (DECREASE) IN NET ASSETS	107,861,041	(195,084,980)
NET ASSETS:
Beginning of year	165,776,131	360,861,111

End of year	$273,637,172	$165,776,131

Undistributed net investment income (accumulated net investment loss)	$210,774	$(101)

See accompanying notes, which are an integral part of the financial statements.

LVIP T. Rowe Price Growth Stock Fund–8

LVIP T. Rowe Price Growth Stock Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP T. Rowe Price Growth Stock Fund Standard Class
	12/31/12	12/31/11	Year Ended 12/31/10		12/31/09	12/31/08
Net asset value, beginning of period	$17.435	$17.728	$15.187		$10.614	$18.315

Income (loss) from investment operations:
Net investment income (loss)[1]	0.041	(0.013)	(0.005)		0.020	0.056
Net realized and unrealized gain (loss)	3.151	(0.280)	2.546		4.553	(7.720)

Total from investment operations	3.192	(0.293)	2.541		4.573	(7.664)

Less dividends and distributions from:
Net investment income	—	—	—		—	(0.037)

Total dividends and distributions	—	—	—		—	(0.037)

Net asset value, end of period	$20.627	$17.435	$17.728		$15.187	$10.614

Total return[2]	18.31%	(1.65% )	16.73%		43.08%	(41.84% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$123,228	$75,280	$286,931		$240,462	$174,922
Ratio of expenses to average net assets	0.80%	0.79%	0.79%		0.82%	0.82%
Ratio of net investment income (loss) to average net assets	0.21%	(0.07% )	(0.03%	)	0.16%	0.38%
Portfolio turnover.	50%	44%	54%		64%	46%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP T. Rowe Price Growth Stock Fund–9

LVIP T. Rowe Price Growth Stock Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP T. Rowe Price Growth Stock Fund Service Class
	12/31/12		12/31/11	Year Ended 12/31/10		12/31/09		12/31/08
Net asset value, beginning of period	$17.320		$17.654	$15.162		$10.623		$18.312

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.009)		(0.057)	(0.044)		(0.013)		0.020
Net realized and unrealized gain (loss)	3.129		(0.277)	2.536		4.552		(7.709)

Total from investment operations.	3.120		(0.334)	2.492		4.539		(7.689)

Net asset value, end of period	$20.440		$17.320	$17.654		$15.162		$10.623

Total return[2]	18.01%		(1.89% )	16.44%		42.73%		(41.99% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$150,409		$90,496	$73,930		$45,703		$10,759
Ratio of expenses to average net assets	1.05%		1.04%	1.04%		1.07%		1.07%
Ratio of net investment income (loss) to average net assets	(0.04%	)	(0.32% )	(0.28%	)	(0.09%	)	0.13%
Portfolio turnover	50%		44%	54%		64%		46%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP T. Rowe Price Growth Stock Fund–10

LVIP T. Rowe Price Growth Stock Fund

Notes to Financial Statements

December 31, 2012

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 66 series (Series). These financial statements and the related notes pertain to the LVIP T. Rowe Price Growth Stock Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to provide long-term growth of capital.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sales price on the valuation date. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2009–December 31, 2012), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

LVIP T. Rowe Price Growth Stock Fund–11

LVIP T. Rowe Price Growth Stock Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received from investments in Real Estate Investment Trusts are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $2,382 for the year ended December 31, 2012. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2012.

2. Management Fees and Other Transactions with Affiliates

Lincoln Investment Advisors Corporation (LIAC) is a registered investment advisor and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.80% of the first $50 million of the average daily net assets of the Fund; 0.75% of the next $50 million; 0.70% of the next $150 million; 0.65% of the next $250 million; and 0.60% of the Fund’s average daily net assets in excess of $500 million.

T. Rowe Price Associates, Inc. (Sub-Advisor) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Advisor a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund paid Lincoln Life a fee at an annual rate of 0.008% of the average daily net assets of the Fund and reimbursed Lincoln Life for the cost of internal legal services. For the year ended December 31, 2012, fees for these administrative and legal services amounted to $20,551 and $2,199, respectively. Beginning January 1, 2013, the Trust will reimburse Lincoln Life for the cost of administrative and internal legal services.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2012, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$182,401
Distribution fees payable to LFD	31,317

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The Fund pays the compensation of unaffiliated trustees.

3. Investments

For the year ended December 31, 2012, the Fund made purchases of $193,938,223 and sales of $123,576,987 of investment securities other than short-term investments.

At December 31, 2012, the cost of investments for federal income tax purposes was $195,047,748. At December 31, 2012, net unrealized appreciation was $78,829,309, of which $83,298,758 related to unrealized appreciation of investments and $4,469,449 related to unrealized depreciation of investments.

LVIP T. Rowe Price Growth Stock Fund–12

LVIP T. Rowe Price Growth Stock Fund

Notes to Financial Statements (continued)

3. Investments (continued)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Common Stock	$258,756,303	$9,396,110	$93,129	$268,245,542
Preferred Stock	—	—	480,886	480,886
Money Market Mutual Fund	5,150,629	—	—	5,150,629

Total	$263,906,932	$9,396,110	$574,015	$273,877,057

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Common Stock	Preferred Stock	Total
Balance as of 12/31/11	$3,821,248	$496,098	$4,317,346
Purchases	—	130,320	130,320
Sales	(487,139)	—	(487,139)
Net realized loss	(19,291)	—	(19,291)
Transfers out of Level 3	(3,302,425)	—	(3,302,425)
Net change in unrealized appreciation (depreciation)	80,736	(145,532)	(64,796)

Balance as of 12/31/12	$93,129	$480,886	$574,015

Net change in unrealized appreciation (depreciation) from investments still held as of 12/31/12	$(9,211)	$(145,532)	$(154,743)

As a result of utilizing international fair value pricing, a portion of the Fund’s common stock investments were categorized as Level 2. During the year ended December 31, 2012, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the year. In accordance with the fair value procedures described in Note 1, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

LVIP T. Rowe Price Growth Stock Fund–13

LVIP T. Rowe Price Growth Stock Fund

Notes to Financial Statements (continued)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. There were no dividends and distributions paid during the years ended December 31, 2012 and 2011.

5. Components of Net Assets on a Tax Basis

As of December 31, 2012, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$230,672,290
Undistributed ordinary income	212,826
Accumulated capital and other losses	(36,076,467)
Unrealized appreciation	78,828,523

Net assets	$273,637,172

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of net operating losses and gain (loss) on foreign currency transactions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2012, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Loss
$(6,094)	$6,094

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Capital loss carryforwards remaining at December 31, 2012, if not utilized in future years, will expire as follows: $33,741,703 expires in 2017.

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. The provisions of the Act were effective for the Fund’s calendar year ended December 31, 2011. The Act provides for the unlimited carryover of future capital losses; however there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss, whereas before the Act, capital losses carried forward were treated as short-term.

At December 31, 2012, short-term losses of $1,499,566 will be carried forward under the Act.

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/12	Year Ended 12/31/11
Shares sold:
Standard Class	6,266,558	2,537,397
Service Class	3,950,767	2,832,635

	10,217,325	5,370,032

Shares repurchased:
Standard Class	(4,610,234)	(14,405,238)
Service Class	(1,817,297)	(1,795,413)

	(6,427,531)	(16,200,651)

Net increase (decrease)	3,789,794	(10,830,619)

7. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

LVIP T. Rowe Price Growth Stock Fund–14

LVIP T. Rowe Price Growth Stock Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

Foreign Currency Exchange Contracts–The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. No foreign currency exchange contracts were outstanding at December 31, 2012.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2012 was as follows:

	Location of Gain or Loss on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Forward currency exchange contracts (Foreign currency exchange contracts)	Net realized loss on foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$(2,758)	$ —

Derivatives Generally–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2012. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2012.

	Asset Derivative Volume	Liability Derivative Volume
Foreign currency exchange contracts (average cost)	$27,246	$47,138

8. Market Risk

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to LIAC the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. As of December 31, 2012, there were no Rule 144A securities. Illiquid securities have been identified on the Statement of Net Assets.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP T. Rowe Price Growth Stock Fund–15

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP T. Rowe Price Growth Stock Fund

We have audited the accompanying statement of net assets of the LVIP T. Rowe Price Growth Stock Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012 by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP T. Rowe Price Growth Stock Fund of the Lincoln Variable Insurance Products Trust at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 18, 2013

Philadelphia, Pennsylvania

LVIP T. Rowe Price Growth Stock Fund–16

LVIP T. Rowe Price Growth Stock Fund

Other Fund Information (unaudited)

Approval of Investment Management and Sub-Advisory Agreements

On August 29 and September 10, 2012, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “LVIP Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the LVIP Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal or approval of the sub-advisory agreement with various sub-advisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the LVIP Trust (each a “Fund”).

The trustees who are not “interested persons” of the LVIP Trust (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and the sub-advisers prior to the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also received information about the Funds throughout the year in connection with the regular quarterly Board meetings from LIAC and, as applicable, the various portfolio management teams providing services to the Funds.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, LVIP Trust officers and Lincoln Life and LIAC employees to consider the renewal of the Advisory Agreements. In considering the renewal or approval of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered, among others, the factors listed below and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed or approved and accordingly, recommended to the Board of Trustees the renewal or approval of the Advisory Agreements.

Approval of Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Independent Trustees considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel, resources, compliance and LIAC’s criteria for review of the sub-adviser’s performance. The Independent Trustees reviewed the services provided by LIAC in serving as investment adviser, the personnel providing the investment management services and compliance staff, regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-adviser. The Independent Trustees noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Independent Trustees also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. Based on this information, the Independent Trustees concluded that the services provided by LIAC were satisfactory.

The Independent Trustees reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2012, for the Fund compared to the average performance of a performance universe of funds in a Lipper category underlying variable insurance products (“performance group”) and a benchmark index.

The Independent Trustees reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee, sub-advisory fee and expense ratio to those of a Lipper expense peer group for the Fund. The Independent Trustees considered that management fees as reported by Lipper include separate administrative and accounting fees for the Fund as well as the funds in the expense group, to the extent the expense group funds pay separate administrative and accounting fees. The expense peer group consists of the Fund and other funds in a Lipper category underlying variable insurance products, as classified by Lipper (“expense group”).

The Independent Trustees considered that LIAC does not manage the day-to-day portfolio of the Fund, but had delegated those duties to an unaffiliated sub-adviser. The Independent Trustees concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.

The Independent Trustees noted that the investment management fees for the Fund were above the average investment management fee of the Lipper expense group. On the basis of the information provided, the Independent Trustees concluded that the Fund’s investment management fee was reasonable in light of the nature, quality and extent of services provided by LIAC.

The Independent Trustees considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Independent Trustees considered that the Fund had breakpoints in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.

The Independent Trustees also reviewed the profitability analysis to LIAC and its affiliates with respect to the Fund individually and the Funds group overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

LVIP T. Rowe Price Growth Stock Fund–17

LVIP T. Rowe Price Growth Stock Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement with LIAC (continued)

Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Independent Trustees reviewed materials provided by LIAC and Lincoln as to any such benefits. Lincoln Insurance Companies receive and retain 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Independent Trustees also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from Lincoln Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates may benefit from economies of scale with the Fund when it bargains together with the Fund for certain services. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums will be allocated to the Fund as received.

Approval of Sub-Advisory Agreement with T. Rowe Price

In considering the renewal of the sub-advisory agreement between LIAC and T. Rowe Price Associates, Inc. (“TRP”) on behalf of the Fund, the Independent Trustees considered the nature, extent and quality of services provided by TRP under the sub-advisory agreement. The Independent Trustees reviewed the services provided by TRP, the background of the investment professionals servicing the Fund, and the reputation, resources and investment approach of TRP. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance matters.

The Independent Trustees reviewed the Fund’s return compared to the average of the Lipper performance group of large-cap growth funds and the Russell 1000 Growth Index. The Independent Trustees noted that the Fund’s performance was above the average of the Lipper performance group for the one year and three year periods, was in line with the average of the Lipper performance group for the five year period and within range of the benchmark index for the one year and three year periods and below the benchmark index for the five year period. The Independent Trustees concluded that the services provided by TRP were satisfactory.

The Independent Trustees considered the sub-advisory fee schedule, which contains breakpoints, the Lipper contractual sub-adviser fees expense group, the fee rates charged to other registered funds managed by TRP with similar investment strategies and its standard advisory fee schedule for actively managed non-fund accounts using strategies similar to the Fund’s strategies and noted that the Fund’s sub-advisory fees were within range of the comparable fee schedules reviewed. The Independent Trustees considered that the sub-advisory fee schedule for the Fund was negotiated between LIAC and TRP, an unaffiliated third party. The Independent Trustees concluded that the sub-advisory fees for the Fund were reasonable.

With respect to profitability, the Independent Trustees considered information provided by TRP regarding TRP’s firm-wide estimated profit, that the sub-advisory fee schedule was negotiated between LIAC and TRP, an unaffiliated third party, and that LIAC compensates TRP from its fees. The Independent Trustees concluded that estimated profits were not unreasonable. The Independent Trustees reviewed materials provided by TRP as to any additional benefits it receives and noted TRP has the ability to obtain research with soft dollars that may or may not be used by the Fund and may be used for the benefit of other clients of TRP.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Independent Trustees determined that the terms of the investment management agreement and sub-advisory agreement for the Fund continue to be fair and reasonable, and that the continuation of each such agreement is in the best interests of the Fund and recommended the renewal of the respective agreements to the Board of Trustees.

LVIP T. Rowe Price Growth Stock Fund–18

Officer/Trustee Information for Lincoln VIP Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Fidelity Investments	71	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	71	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Retired; Formerly, Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	71	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	71	N/A
Gary D. Lemon, PH.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly, Advisory Trustee since November 2004	Joseph Percival Allen III University Professor, James W. Emerson Director of the Robert C. McDermond Center for Management and Entrepreneurship, Professor of Economics and Management, DePauw University	71	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C.	71	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; Formerly, President Emeritus, Indiana Health Association; Formerly, President, Indiana Hospital & Health Association	71	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC.	71	N/A
Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since June 2011	Senior Vice President and Treasurer, Lincoln National Corporation; Formerly, Senior Vice President, Head of Insurance & Retirement Solutions Financial Management	N/A	N/A

LVIP T. Rowe Price Growth Stock Fund–19

Officer/Trustee Information for Lincoln VIP Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Jill R. White law, Esq.[1] Radnor Financial Center, 150 N. Radnor Chestor Rd, Radnor, PA 19087 YOB: 1963	Vice President, Secretary, and Chief Legal Officer	Vice President, Secretary, and Chief Legal Officer since December 2012; Formerly, Secretary and Chief Legal Officer since June 2011	Vice President and Chief Counsel—Fund Management, The Lincoln National Life Insurance Company; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corp.; Formerly, Of Counsel—Montgomery, McCracken, Walker & Rhoades; Director—Merrill Lynch, Pierce, Fenner & Smith	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, Director of Funds Management, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Vice President since December 2012	Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Blake W. Martin[1] Radnor Financial Center, 150 N. Radnor Chester Rd, Radnor, PA 19087 YOB: 1956	Vice President	Vice President since December 2012	Vice President and Head of Corporate Tax, Lincoln National Corporation; Formerly, Independent Consultant and Managing Director at Smart Business Advisory and Consulting, LLC.	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President since June 2011 and Chief Compliance Officer since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A

David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011	Vice President, Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly, Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A

LVIP T Rowe Price Growth Stock Fund–20

Officer/Trustee Information for Lincoln VIP Trust (unaudited) (continued)

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*	The Trust Complex is comprised of the 66 Series of the Lincoln Variable Insurance Products Trust and the 5 Series of the Lincoln Advisors Trust.

[1]

All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940, by reason of their being officers of Lincoln Investment Advisors Corporation.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP T. Rowe Price Growth Stock Fund–21

LVIP T. Rowe Price Structured

Mid-Cap Growth Fund

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2012

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

LVIP T. Rowe Price Structured Mid-Cap Growth Fund 2012

Annual Report Commentary (unaudited)

Managed by:

The Fund returned 16.30% (Standard Class with distributions reinvested) for the fiscal year ended December 31, 2012, while its benchmark, the Russell MidCap® Growth Index*, returned 15.81%.

Major U.S. equity indexes produced solid returns in 2012, despite muted U.S. economic growth, a eurozone recession and sovereign debt crisis, and a slowdown in emerging economies. Domestic equities were supported by strong U.S. corporate earnings and coordinated actions by central banks to stimulate economic growth. As measured by various Russell indexes, mid-and small-cap shares narrowly surpassed their large-cap counterparts, and value stocks outpaced growth stocks across all capitalization levels. Within the mid-cap growth universe, telecommunication services and materials led, while utilities ended in negative territory.

Overall, stock selection and sector allocation both contributed to relative performance. Consumer staples and health care boosted relative results, while materials and consumer discretionary hurt performance. Consumer staples was a key contributor, due to stock selection and a favorable underweight. Cereal producer Kellogg was a key name, as it reported solid earnings and calmed investor concerns by maintaining its full-year forecast.

Health care also boosted relative returns, as our stock holdings outpaced their benchmark peers. Biotechnology name Regeneron Pharmaceutical was a leading holding here, as the firm reported strong sales of an important drug. Elsewhere in the sector, Catalyst Health Solutions and Catamaran both helped as well. Catamaran was formed when Catalyst merged with a fellow pharmacy benefit management firm, and investors reacted favorably as the new company has been able to expand product coverage, increase its drug price negotiating power, and cut redundant costs.

Stock choices in materials detracted from relative results, most notably Walter Energy and Eldorado Gold. A producer of metallurgical coal for the global steel industry, Walter Energy suffered from falling global demand for the mineral. Eldorado Gold lowered its production forecast and reported earnings below consensus.

Consumer discretionary was another area of negative weakness, due to stock selection. Our position in Strayer Education proved detrimental, as the firm suffered amid concerns about tighter federal regulation of the for-profit higher education industry and also posted a disappointing quarterly forecast.

We are optimistic that policymakers in Washington will follow up their bargain on taxes and come to a compromise on spending. The U.S. economy could grow around 2% to 3% in the coming year, and we are encouraged by positive trends in the housing industry and unemployment rates. The global economy is still facing many of the same struggles as it did in 2012, including an economic slowdown in China and sovereign debt problems in Europe. Continuing turmoil in the Middle East is also troubling. Hence, we remain focused on finding stocks that we believe have the potential to do reasonably well in any economic conditions.

Donald J. Peters

Donald J. Easley

T. Rowe Price Associates, Inc.

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 12/31/02 through 12/31/12

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class shares on 12/31/02. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2012, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $24,694. For comparison, look at how the Russell MidCap® Growth Index did over the same period. The same $10,000 investment would have increased to $26,738. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

Average annual total returns on investment	Ended 12/31/12

Standard Class Shares
One Year	+16.30%
Five Years	+3.75%
Ten Years	+9.46%

Service Class Shares
One Year	+16.02%
Five Years	+3.49%
Inception (5/15/03)	+8.52%

*	The Russell MidCap® Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.

Commencing January 1, 2004, T. Rowe Price replaced Putnam Investments as the Fund’s sub-advisor.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–1

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2012 to December 31, 2012

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2012 to December 31, 2012.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled, “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Annualized Expense Ratio	Expenses Paid During Period 7/1/12 to 12/31/12*
Actual
Standard Class Shares	$1,000.00	$1,060.00	0.82%	$4.25
Service Class Shares	1,000.00	1,058.70	1.07%	5.54
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.01	0.82%	$4.17
Service Class Shares	1,000.00	1,019.76	1.07%	5.43

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–2

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Security Type/Sector Allocation and Top 10 Equity

Holdings (unaudited)

As of December 31, 2012

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets
Common Stock	100.05%
Aerospace & Defense	0.71%
Air Freight & Logistics	1.07%
Airlines	1.05%
Auto Components	0.75%
Beverages	1.21%
Biotechnology	4.60%
Building Products	0.28%
Capital Markets	1.28%
Chemicals	3.93%
Commercial Banks	0.83%
Commercial Services & Supplies	1.32%
Communications Equipment	1.84%
Computers & Peripherals	0.45%
Construction & Engineering	0.65%
Construction Materials	0.22%
Containers & Packaging	0.74%
Diversified Consumer Services	0.72%
Diversified Financial Services	1.86%
Electrical Equipment	2.45%
Electronic Equipment, Instruments & Components	1.88%
Energy Equipment & Services	2.76%
Food & Staples Retailing	0.90%
Food Products	2.57%
Health Care Equipment & Supplies	2.02%
Health Care Providers & Services	5.60%
Health Care Technology	0.37%
Hotels, Restaurants & Leisure	4.40%
Household Durables	1.16%
Independent Power Producers & Energy Traders	0.37%
Insurance	1.92%
Internet & Catalog Retail	0.92%
Internet Software & Services	1.12%
IT Services	2.58%
Leisure Equipment & Products	0.77%
Life Sciences Tools & Services	1.29%
Machinery	3.64%
Media	3.54%
Metals & Mining	2.08%
Multiline Retail	1.59%

Security Type/Sector	Percentage of Net Assets
Office Electronics	0.18%
Oil, Gas & Consumable Fuels	2.99%
Pharmaceuticals	1.03%
Professional Services	2.31%
Real Estate Management & Development	0.80%
Road & Rail	1.79%
Semiconductors & Semiconductor Equipment	4.48%
Software	7.45%
Specialty Retail	6.32%
Textiles, Apparel & Luxury Goods	1.80%
Thrift & Mortgage Finance	0.19%
Tobacco	0.46%
Trading Companies & Distributors	1.02%
Wireless Telecommunication Services	1.79%
Preferred Stock	0.26%
Money Market Mutual Fund	0.33%
Total Value of Securities	100.64%
Liabilities Net of Receivables and Other Assets	(0.64%)
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Crown Castle International	1.02%
Alexion Pharmaceuticals	0.90%
AmerisourceBergen	0.85%
Omnicom Group	0.84%
Catamaran	0.81%
Discovery Communications Class C	0.80%
Red Hat	0.79%
Michael Kors Holdings	0.78%
Mattel	0.77%
Sherwin-Williams	0.77%
Total	8.33%

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–3

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Statement of Net Assets

December 31, 2012

	Number of Shares	Value (U.S. $)

COMMON STOCK–100.05%
Aerospace & Defense–0.71%
TransDigm Group	9,400	$1,281,784
Triumph Group	12,700	829,310

		2,111,094

Air Freight & Logistics–1.07%
Expeditors International of Washington	33,700	1,332,835
Robinson (C.H.) Worldwide	29,500	1,864,990

		3,197,825

Airlines–1.05%
†Alaska Air Group	17,000	732,530
Copa Holdings Class A	15,200	1,511,640
Southwest Airlines	86,500	885,760

		3,129,930

Auto Components–0.75%
Gentex	53,200	1,001,224
†TRW Automotive Holdings	23,100	1,238,391

		2,239,615

Beverages–1.21%
Beam	13,600	830,824
Brown-Forman Class B	18,562	1,174,047
Dr Pepper Snapple Group	35,900	1,586,062

		3,590,933

Biotechnology–4.60%
†Alexion Pharmaceuticals	28,700	2,692,347
†Alkermes	43,100	798,212
†Ariad Pharmaceuticals	31,300	600,334
†BioMarin Pharmaceutical	27,900	1,374,075
†Cubist Pharmaceuticals	13,500	567,810
†Incyte	97,100	1,612,831
†Medivation	11,400	583,224
†Myriad Genetics	21,900	596,775
†ONYX Pharmaceuticals	10,200	770,406
†Pharmacyclics	16,700	966,930
†Prothena	997	7,312
†Regeneron Pharmaceuticals	13,100	2,241,017
†Vertex Pharmaceuticals	20,900	876,546

		13,687,819

Building Products–0.28%
†Fortune Brands Home & Security	28,500	832,770

		832,770

Capital Markets–1.28%
†E Trade Financial	65,900	589,805
Invesco	22,400	584,416
Lazard Class A	46,800	1,396,512
Northern Trust	11,600	581,856
TD Ameritrade Holding	38,600	648,866

		3,801,455

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Chemicals–3.93%
Air Products & Chemicals	6,600	$554,532
Albemarle	9,400	583,928
Celanese Class A	35,000	1,558,550
CF Industries Holdings	7,000	1,422,120
PPG Industries	12,700	1,718,945
Rockwood Holdings	35,900	1,775,614
Sherwin-Williams	14,900	2,291,918
Sigma-Aldrich	7,000	515,060
Sociedad Quimica y Minera de Chile ADR	22,100	1,273,844

		11,694,511

Commercial Banks–0.83%
Fifth Third Bancorp	39,900	606,081
First Horizon National	46,967	465,443
†SVB Financial Group	9,200	514,924
TCF Financial	37,200	451,980
Zions Bancorp	20,400	436,560

		2,474,988

Commercial Services & Supplies–1.32%
†Clean Harbors	23,200	1,276,232
†Copart	20,000	590,000
Ritchie Bros Auctioneers	16,600	346,774
†Stericycle	5,200	485,004
Waste Connections	36,350	1,228,267

		3,926,277

Communications Equipment–1.84%
†Acme Packet	21,300	471,156
†Aruba Networks	41,200	854,900
†Ciena	33,400	524,380
†F5 Networks	12,700	1,233,805
†JDS Uniphase	65,900	892,286
†Juniper Networks	29,400	578,298
Motorola Solutions	14,800	824,064
†Palo Alto Networks	1,700	90,984

		5,469,873

Computers & Peripherals–0.45%
†NetApp	24,300	815,265
†SanDisk	12,300	535,788

		1,351,053

Construction & Engineering–0.65%
Fluor	22,800	1,339,272
†Quanta Services	21,800	594,922

		1,934,194

Construction Materials–0.22%
Vulcan Materials	12,500	650,625

		650,625

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–4

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Containers & Packaging–0.74%
Ball	49,400	$2,210,650

		2,210,650

Diversified Consumer Services–0.72%
Sotheby’s	27,100	911,102
Strayer Education	10,500	589,785
Weight Watchers International	12,200	638,792

		2,139,679

Diversified Financial Services–1.86%
CBOE Holdings	47,000	1,384,620
†IntercontinentalExchange	13,600	1,683,816
Moody’s	34,400	1,731,008
†MSCI Class A	23,400	725,166

		5,524,610

Electrical Equipment–2.45%
AMETEK.	34,725	1,304,618
Babcock & Wilcox	57,700	1,511,740
Hubbell Class B	14,900	1,260,987
†II-VI	20,600	376,362
Roper Industries	18,100	2,017,788
†Sensata Technologies Holding	25,100	815,248

		7,286,743

Electronic Equipment, Instruments & Components–1.88%
Amphenol Class A	25,600	1,656,320
IPG Photonics	12,600	839,790
†Itron	7,100	316,305
Jabil Circuit	29,000	559,410
National Instruments	16,775	432,963
†Trimble Navigation	30,100	1,799,378

		5,604,166

Energy Equipment & Services–2.76%
†Cameron International	22,200	1,253,412
Core Laboratories	8,600	940,066
Diamond Offshore Drilling	7,800	530,088
†Dresser-Rand Group	12,400	696,136
†FMC Technologies	30,900	1,323,447
Lufkin Industries	11,100	645,243
†McDermott International	76,300	840,826
†Nabors Industries	44,600	644,470
Oceaneering International	25,100	1,350,129

		8,223,817

Food & Staples Retailing–0.90%
†Fresh Market	17,200	827,148
Whole Foods Market	20,300	1,853,999

		2,681,147

Food Products–2.57%
Campbell Soup	17,700	617,553
Flowers Foods	46,200	1,075,074

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Food Products (continued)
Hershey	18,100	$1,307,182
Kellogg	24,000	1,340,400
McCormick	25,500	1,620,015
Mead Johnson Nutrition	13,000	856,570
Smucker (J.M.)	9,600	827,904

		7,644,698

Health Care Equipment & Supplies–2.02%
Bard (C.R.)	18,800	1,837,512
DENTSPLY International	29,800	1,180,378
†Edwards Lifesciences	10,700	964,819
†IDEXX Laboratories	9,100	844,480
†Thoratec	14,300	536,536
†Varian Medical Systems	9,100	639,184

		6,002,909

Health Care Providers & Services–5.60%
AmerisourceBergen	58,400	2,521,712
†Catamaran	51,290	2,416,272
CIGNA	13,800	737,748
Community Health Systems	20,600	633,244
†DaVita	14,900	1,646,897
†Henry Schein	17,300	1,391,958
†HMS Holdings	15,700	406,944
Humana	8,000	549,040
†Laboratory Corporation of America Holdings	19,200	1,663,104
†Mednax	16,400	1,304,128
Quest Diagnostics	29,100	1,695,657
Universal Health Services Class B	20,300	981,505
†WellCare Health Plans	14,600	710,874

		16,659,083

Health Care Technology–0.37%
†Cerner	14,100	1,094,724

		1,094,724

Hotels, Restaurants & Leisure–4.40%
Brinker International	24,300	753,057
†Chipotle Mexican Grill	6,000	1,784,760
Choice Hotels International	36,000	1,210,320
†Hyatt Hotels Class A	13,600	524,552
Marriott International Class A	43,257	1,612,188
†Panera Bread Class A	6,300	1,000,629
Royal Caribbean Cruises	24,200	822,800
Starwood Hotels & Resorts Worldwide .	37,200	2,133,792
Tim Hortons	33,200	1,632,776
Wynn Resorts	14,500	1,631,105

		13,105,979

Household Durables–1.16%
Church & Dwight	29,700	1,591,029
Clorox	14,500	1,061,690

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–5

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Household Durables (continued)
†Toll Brothers	24,400	$788,852

		3,441,571

Independent Power Producers & Energy Traders–0.37%
†Calpine	60,400	1,095,052

		1,095,052

Insurance–1.92%
†Arch Capital Group	17,500	770,350
AXIS Capital Holdings	21,200	734,368
Berkley (W.R.)	12,500	471,750
Brown & Brown	39,000	992,940
HCC Insurance Holdings	14,300	532,103
Progressive	32,900	694,190
RenaissanceRe Holdings	7,400	601,324
Willis Group Holdings	27,700	928,781

		5,725,806

Internet & Catalog Retail–0.92%
†Groupon	110,732	540,372
†Liberty Interactive Class A	74,100	1,458,288
†NetFlix	8,000	742,240

		2,740,900

Internet Software & Services–1.12%
†@=Dropbox	7,607	58,511
†Equinix	4,400	907,280
†LinkedIn Class A	7,300	838,186
†Rackspace Hosting	11,900	883,813
†Sina.	12,600	632,772

		3,320,562

IT Services–2.58%
†Alliance Data Systems	9,300	1,346,268
†Gartner	37,200	1,711,944
Genpact	37,200	576,600
Paychex	18,800	585,432
†Teradata	24,100	1,491,549
†Vantiv Class A	62,400	1,274,208
Western Union	49,700	676,417

		7,662,418

Leisure Equipment & Products–0.77%
Mattel	62,600	2,292,412

		2,292,412

Life Sciences Tools & Services–1.29%
†Bruker	33,700	514,599
†Covance	11,300	652,801
†Life Technologies	9,700	476,076
†Mettler-Toledo International	8,600	1,662,380
†Waters	6,000	522,720

		3,828,576

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Machinery–3.64%
CLARCOR	9,100	$434,798
Donaldson	26,400	866,976
Flowserve	4,700	689,960
Graco.	12,900	664,221
IDEX	11,325	526,952
Joy Global	10,000	637,800
PACCAR	11,000	497,310
Pall	21,800	1,313,668
†Rexnord	28,600	609,180
†Terex	22,800	640,908
Valmont Industries	11,800	1,611,290
†WABCO Holdings	17,400	1,134,306
Wabtec	13,700	1,199,298

		10,826,667

Media–3.54%
†Charter Communications Class A	20,100	1,532,424
†Discovery Communications Class C	40,500	2,369,250
Interpublic Group	55,800	614,916
†Madison Square Garden Class A	22,000	975,700
McGraw-Hill	41,200	2,252,404
Omnicom Group	49,900	2,493,004
†Pandora Media	33,500	307,530

		10,545,228

Metals & Mining–2.08%
Carpenter Technology	17,300	893,199
Compass Minerals International	29,700	2,218,887
Eldorado Gold	73,700	949,256
HudBay Minerals	52,700	530,689
†Osisko Mining	75,200	603,856
†Stillwater Mining	41,000	523,980
Walter Energy	13,300	477,204

		6,197,071

Multiline Retail–1.59%
†Dollar General	38,100	1,679,829
†Dollar Tree	43,300	1,756,248
Kohl’s	30,200	1,297,996

		4,734,073

Office Electronics–0.18%
†Zebra Technologies	13,750	540,100

		540,100

Oil, Gas & Consumable Fuels–2.99%
Cimarex Energy	8,800	508,024
†Concho Resources	12,300	990,888
†Continental Resources	8,000	587,920
Energy XXI Bermuda	17,100	550,449
EQT.	13,700	808,026
†Halcon Resources	77,400	535,608
Peabody Energy	21,200	564,132

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–6

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Oil, Gas & Consumable Fuels (continued)
Pioneer Natural Resources	6,300	$671,517
QEP Resources	19,300	584,211
Range Resources	28,500	1,790,655
SM Energy	14,300	746,603
†Southwestern Energy	16,700	557,947

		8,895,980

Pharmaceuticals–1.03%
†Elan ADR	40,900	417,589
†Hospira	18,000	562,320
†Jazz Pharmaceuticals	10,800	574,560
Questcor Pharmaceuticals	13,300	355,376
†Valeant Pharmaceuticals International	19,100	1,141,607

		3,051,452

Professional Services–2.31%
†CoStar Group	7,100	634,527
Dun & Bradstreet	6,800	534,820
†IHS Class A	20,500	1,968,000
Manpower	24,800	1,052,512
†Nielsen Holdings	20,500	627,095
Robert Half International	29,100	925,962
†Verisk Analytics Class A	22,100	1,127,100

		6,870,016

Real Estate Management & Development–0.80%
†Forest City Enterprises Class A	56,200	907,630
Jones Lang LaSalle	17,400	1,460,556

		2,368,186

Road & Rail–1.79%
†Hertz Global Holdings	43,500	707,745
Hunt (J.B.) Transport Services	20,400	1,218,084
Kansas City Southern	26,700	2,228,916
Landstar System	22,300	1,169,858

		5,324,603

Semiconductors & Semiconductor Equipment–4.48%
Altera	54,100	1,863,204
Analog Devices	26,900	1,131,414
ARM Holdings ADR	44,100	1,668,303
†Atmel.	104,300	683,165
KLA-Tencor	11,100	530,136
†Lam Research	20,700	747,891
Linear Technology	39,000	1,337,700
Marvell Technology Group	40,700	295,482
Microchip Technology	30,600	997,254
NVIDIA	76,100	935,269
†Silicon Laboratories	15,800	660,598
†Skyworks Solutions	37,200	755,160
Xilinx.	48,400	1,737,560

		13,343,136

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Software–7.45%
†ANSYS	21,200	$1,427,608
†Autodesk	34,500	1,219,575
†Check Point Software Technologies	27,700	1,319,628
†Citrix Systems	18,100	1,190,075
†CommVault Systems	9,500	662,245
†Concur Technologies	21,700	1,465,184
FactSet Research Systems	4,650	409,479
†Fortinet	33,300	701,631
†Informatica	29,900	906,568
Intuit	32,400	1,927,800
†MICROS Systems	12,600	534,744
†Nuance Communications	86,500	1,930,680
†Red Hat	44,400	2,351,424
†salesforce.com	6,800	1,143,080
†ServiceNow	44,100	1,324,323
Solera Holdings	11,200	598,864
†TIBCO Software	73,000	1,606,730
†Workday Class A	15,300	833,850
†=Workday Class B	11,805	611,204

		22,164,692

Specialty Retail–6.32%
†AutoZone	5,100	1,807,593
†Bed Bath & Beyond	30,900	1,727,619
†CarMax	51,800	1,944,572
Chico’s	40,800	753,168
Dick’s Sporting Goods	19,600	891,604
DSW Class A	3,300	216,777
Gap	17,600	546,304
Guess	23,300	571,782
Limited Brands	17,500	823,550
Men’s Wearhouse	17,750	553,090
†O’Reilly Automotive	21,800	1,949,356
PETsMART	17,600	1,202,784
Ross Stores	39,600	2,144,340
Tiffany	22,200	1,272,948
Tractor Supply	11,200	989,632
†Urban Outfitters	17,300	680,928
Williams-Sonoma	16,600	726,582

		18,802,629

Textiles, Apparel & Luxury Goods–1.80%
†Fossil	17,800	1,657,180
†lululemon athletica	18,200	1,387,386
†Michael Kors Holdings	45,461	2,319,885

		5,364,451

Thrift & Mortgage Finance–0.19%
BankUnited	22,500	549,900

		549,900

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–7

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Tobacco–0.46%
Lorillard	11,800	$1,376,706

		1,376,706

Trading Companies & Distributors–1.02%
Fastenal	27,700	1,293,313
Grainger (W.W.)	8,600	1,740,382

		3,033,695

Wireless Telecommunication Services–1.79%
†Crown Castle International	42,100	3,037,936
†SBA Communications Class A	32,100	2,279,742
		5,317,678

Total Common Stock (Cost $204,052,458)		297,684,727

	Number of Shares	Value (U.S. $)

PREFERRED STOCK–0.26%
†@=Coupons Series B	128,966	$353,044
†@=Dropbox Series A	9,449	72,679
†@=Dropbox Series A-1	46,402	356,912

Total Preferred Stock (Cost $1,213,856)		782,635

MONEY MARKET MUTUAL FUND–0.33%
Dreyfus Treasury & Agency Cash Management Fund	976,128	976,128

Total Money Market Mutual Fund (Cost $976,128)		976,128

TOTAL VALUE OF SECURITIES–100.64% (Cost $206,242,442)	299,443,490
«LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.64%)	(1,900,479)

NET ASSETS APPLICABLE TO 19,106,452 SHARES OUTSTANDING–100.00%	$297,543,011

NET ASSET VALUE–LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH FUND STANDARD CLASS ($206,357,817 / 13,153,920 Shares)	$15.688

NET ASSET VALUE–LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH FUND SERVICE CLASS ($91,185,194 / 5,952,532 Shares)	$15.319

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2012:
Shares of beneficial interest (unlimited authorization–no par)	$203,491,944
Undistributed net investment income	1,167,731
Accumulated net realized loss on investments	(317,712)
Net unrealized appreciation of investments.	93,201,048

Total net assets	$297,543,011

†	Non-income producing for the period.

«	Of this amount, $115,991 represents payable for securities purchased and $1,664,895 represents payable for fund shares redeemed as of December 31, 2012.

@	Illiquid security. At December 31, 2012, the aggregate value of illiquid securities was $841,146, which represented 0.28% of the Fund’s net assets. See Note 7 in “Notes to Financial Statements.”

=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At December 31, 2012, the aggregate value of the fair valued securities was $1,452,350, which represented 0.49% of the Fund’s net assets. See Note 1 in “Notes to Financial Statements.”

ADR–American Depositary Receipt

See accompanying notes, which are an integral part of the financial statements.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–8

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Statement of Operations

Year Ended December 31, 2012

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Statement of Changes in Net Assets

INVESTMENT INCOME:
Dividends	$3,830,014
Foreign tax withheld	(20,508)

3,809,506

EXPENSES:
Management fees	2,165,005
Distribution fees-Service Class	219,843
Accounting and administration expenses	127,039
Reports and statements to shareholders	71,009
Professional fees.	25,244
Trustees’ fees	7,009
Custodian fees	5,086
Pricing fees	3,145
Other	10,013

Total operating expenses	2,633,393

NET INVESTMENT INCOME	1,176,113

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	2,170,487
Foreign currencies	66
Foreign currency exchange contracts	(269)

Net realized gain	2,170,284

Net change in unrealized appreciation (depreciation) of:
Investments	38,931,644
Foreign currencies	(10)

Net change in unrealized appreciation (depreciation)	38,931,634

NET REALIZED AND UNREALIZED GAIN	41,101,918

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$42,278,031

See accompanying notes, which are an integral part of the financial statements.

	Year Ended
	12/31/12	12/31/11
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,176,113	$(106,045)
Net realized gain	2,170,284	34,262,161
Net change in unrealized appreciation (depreciation)	38,931,634	(47,065,953)

Net increase (decrease) in net assets resulting from operations	42,278,031	(12,909,837)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gain:
Standard Class	(5,914,590)	—
Service Class	(2,594,163)	—

	(8,508,753)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	19,369,983	17,351,802
Service Class	48,389,119	33,174,346
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	5,914,590	—
Service Class	2,594,163	—

	76,267,855	50,526,148

Cost of shares repurchased:
Standard Class	(33,744,900)	(81,123,159)
Service Class	(38,043,869)	(16,492,525)

	(71,788,769)	(97,615,684)

Increase (Decrease) in net assets derived from capital share transactions	4,479,086	(47,089,536)

NET INCREASE (DECREASE) IN NET ASSETS	38,248,364	(59,999,373)
NET ASSETS:
Beginning of year	259,294,647	319,294,020

End of year	$297,543,011	$259,294,647

Undistributed (distributions in excess of) net investment income	1,167,731	$(13,334)

See accompanying notes, which are an integral part of the financial statements.

LVIP T. Rowe Price Structured Mid-Cap Growth–9

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class
	Year Ended
	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08
Net asset value, beginning of period	$13.872	$14.430	$11.241	$7.688	$13.435

Income (loss) from investment operations:
Net investment income (loss)[1]	0.073	0.003	0.020	0.023	(0.003)
Net realized and unrealized gain (loss)	2.186	(0.561)	3.169	3.539	(5.744)

Total from investment operations	2.259	(0.558)	3.189	3.562	(5.747)

Less dividends and distributions from:
Net investment income	—	—	—	(0.009)	—
Net realized gain.	(0.443)	—	—	—	—

Total dividends and distributions	(0.443)	—	—	(0.009)	—

Net asset value, end of period	$15.688	$13.872	$14.430	$11.241	$7.688

Total return[2]	16.30%	(3.87% )	28.37%	46.34%	(42.78% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$206,358	$190,209	$263,891	$225,807	$149,829
Ratio of expenses to average net assets	0.82%	0.82%	0.83%	0.85%	0.84%
Ratio of net investment income (loss) to average net assets	0.47%	0.02%	0.17%	0.25%	(0.03% )
Portfolio turnover	31%	44%	31%	28%	36%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–10

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP T. Rowe Price Structured Mid-Cap Growth Fund Service Class
	Year Ended
	12/31/12	12/31/11	12/31/10		12/31/09		12/31/08
Net asset value, beginning of period	$13.588	$14.170	$11.066		$7.581		$13.281

Income (loss) from investment operations:
Net investment income (loss)[1]	0.034	(0.033)	(0.010)		—	[2]	(0.030)
Net realized and unrealized gain (loss)	2.140	(0.549)	3.114		3.485		(5.670)

Total from investment operations	2.174	(0.582)	3.104		3.485		(5.700)

Less dividends and distributions from:
Net realized gain	(0.443)	—	—		—		—

Total dividend and distributions	(0.443)	—	—		—		—

Net asset value, end of period	$15.319	$13.588	$14.170		$11.066		$7.581

Total return[3]	16.02%	(4.11% )	28.05%		45.97%		(42.92% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$91,185	$69,086	$55,403		$34,297		$16,243
Ratio of expenses to average net assets	1.07%	1.07%	1.08%		1.10%		1.09%
Ratio of net investment income (loss) to average net assets	0.22%	(0.23% )	(0.08%	)	0.00%		(0.28% )
Portfolio turnover	31%	44%	31%		28%		36%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Amount rounds to less than $0.001 per share.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–11

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Notes to Financial Statements

December 31, 2012

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 66 series (Series). These financial statements and the related notes pertain to the LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to maximize the value of your shares (capital appreciation).

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2009–December 31, 2012), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date. Distributions received from investments in Real Estate

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–12

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Investment Trusts are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $232 for the year ended December 31, 2012. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended December 31, 2012.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (LIAC) is a registered investment advisor and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.75% of the first $200 million of the average daily net assets of the Fund; 0.70% of the next $200 million; and 0.65% of the average daily net assets of the Fund in excess of $400 million.

LIAC has contractually agreed to waive a portion of its advisory fee through April 30, 2013. The waiver amount is 0.05% of average daily net assets in excess of $750 million. This agreement will continue at least through April 30, 2013, and cannot be terminated before that date without the mutual agreement of the Trust’s Board and LIAC.

T. Rowe Price (Sub-Advisor) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Advisor a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund paid Lincoln Life a fee at an annual rate of 0.008% of the average daily net assets of the Fund and reimbursed Lincoln Life for the cost of internal legal services. For the year ended December 31, 2012, fees for these administrative and legal services amounted to $23,600 and $2,690, respectively. Beginning January 1, 2013, the Trust will reimburse Lincoln Life for the cost of administrative and internal legal services.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2012, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$184,599
Distribution fees payable to LFD	19,215

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The Fund pays the compensation of unaffiliated trustees.

3. Investments

For the year ended December 31, 2012, the Fund made purchases of $89,832,873 and sales of $91,479,550 of investment securities other than short-term investments.

At December 31, 2012, the cost of investments for federal income tax purposes was $207,262,082. At December 31, 2012, net unrealized appreciation was $92,181,408, of which $100,346,928 related to unrealized appreciation of investments and $8,165,520 related to unrealized depreciation of investments.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–13

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Notes to Financial Statements (continued)

3. Investments (continued)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of each Fund’s investments by fair value hierarchy levels as of December 31, 2012:

	Level 1	Level 3	Total
Common Stock	$297,015,012	$669,715	$297,684,727
Preferred Stock	—	782,635	782,635
Money Market Mutual Fund	976,128	—	976,128

Total	$297,991,140	$1,452,350	$299,443,490

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Preferred Stock	Common Stock	Total
Balance as of 12/31/11	$863,292	$3,272,950	$4,136,242
Purchases	505,401	226,105	731,506
Sales	(154,837)	(1,416,168)	(1,571,005)
Net change in unrealized depreciation	(431,221)	(1,413,172)	(1,844,393)

Balance as of 12/31/12	$782,635	$669,715	$1,452,350

Net change in unrealized appreciation (depreciation) from Level 3 investments still held as of 12/31/12	$(431,221)	$443,610	$12,389

During the year ended December 31, 2012, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. There were no dividends and distributions paid during the year ended December 31, 2011. The tax character of dividends and distributions paid during the year ended December 31, 2012 were as follows:

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–14

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Notes to Financial Statements (continued)

4. Dividend and Distribution Information (continued)

Year Ended 12/31/12
Long-term capital gains	$8,508,753

5. Components of Net Assets on a Tax Basis

As of December 31, 2012, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$203,491,944
Undistributed ordinary income	1,180,849
Undistributed long-term capital gains	2,154,660
Unrealized appreciation	92,181,408
Accumulated capital and other losses	(1,465,850)

Net assets	$297,543,011

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and partnership interest.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2012, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$4,952	$203	$(5,155)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/12	Year Ended 12/31/11
Shares sold:
Standard Class	1,267,545	1,168,996
Service Class	3,236,154	2,333,767
Shares issued upon reinvestment of dividends and distributions:
Standard Class	379,311	—
Service Class	170,243	—

	5,053,253	3,502,763

Shares repurchased:
Standard Class	(2,204,512)	(5,745,203)
Service Class	(2,538,047)	(1,159,444)

	(4,742,559)	(6,904,647)

Net increase (decrease)	310,694	(3,401,884)

7. Market Risk

The Fund invests a significant portion of its assets in small-and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small-or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to LIAC the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. As of December 31, 2012, there were no Rule 144A securities. Illiquid securities have been identified on the Statement of Net Assets.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–15

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Notes to Financial Statements (continued)

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

9. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–16

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

We have audited the accompanying statement of net assets of the LVIP T. Rowe Price Structured Mid-Cap Growth Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012 by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP T. Rowe Price Structured Mid-Cap Growth Fund of the Lincoln Variable Insurance Products Trust at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 18, 2013

Philadelphia, Pennsylvania

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–17

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31,2012, the Fund designates distributions paid during the year as follows:

(A) Long-Term Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
100.00%	0.00%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Sub-Advisory Agreements

On August 29 and September 10, 2012, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “LVIP Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the LVIP Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal or approval of the sub-advisory agreement with various sub-advisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the LVIP Trust (each a “Fund”).

The trustees who are not “interested persons” of the LVIP Trust (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and the sub-advisers prior to the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also received information about the Funds throughout the year in connection with the regular quarterly Board meetings from LIAC and, as applicable, the various portfolio management teams providing services to the Funds.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, LVIP Trust officers and Lincoln Life and LIAC employees to consider the renewal of the Advisory Agreements. In considering the renewal or approval of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered, among others, the factors listed below and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed or approved and accordingly, recommended to the Board of Trustees the renewal or approval of the Advisory Agreements.

Approval of Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Independent Trustees considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel, resources, compliance and LIAC’s criteria for review of the sub-adviser’s performance. The Independent Trustees reviewed the services provided by LIAC in serving as investment adviser, the personnel providing the investment management services and compliance staff, regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-adviser. The Independent Trustees noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Independent Trustees also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. Based on this information, the Independent Trustees concluded that the services provided by LIAC were satisfactory.

The Independent Trustees reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2012, for the Fund compared to the average performance of a performance universe of funds in a Lipper category underlying variable insurance products (“performance group”) and a benchmark index.

The Independent Trustees reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee, sub-advisory fee and expense ratio to those of a Lipper expense peer group for the Fund. The Independent Trustees considered that management fees as reported by Lipper include separate administrative and accounting fees for the Fund as well as the funds in the expense group, to the extent the expense group funds pay separate administrative and accounting fees. The expense peer group consists of the Fund and other funds in a Lipper category underlying variable insurance products, as classified by Lipper (“expense group”).

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–18

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement with LIAC (continued)

The Independent Trustees considered that LIAC does not manage the day-to-day portfolio of the Fund, but had delegated those duties to an unaffiliated sub-adviser. The Independent Trustees concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.

The Independent Trustees considered that LIAC had implemented an advisory fee waiver on assets over $750 million for the Fund through April 30, 2013. The Independent Trustees noted that the investment management fees for the Fund were within range of the average investment management fee of the Lipper expense group. On the basis of the information provided, the Independent Trustees concluded that the Fund’s investment management fee was reasonable in light of the nature, quality and extent of services provided by LIAC.

The Independent Trustees considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Independent Trustees considered that the Fund had breakpoints in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.

The Independent Trustees also reviewed the profitability analysis to LIAC and its affiliates with respect to the Fund individually and the Funds group overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Independent Trustees reviewed materials provided by LIAC and Lincoln as to any such benefits. Lincoln Insurance Companies receive and retain 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Independent Trustees also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from Lincoln Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates may benefit from economies of scale with the Fund when it bargains together with the Fund for certain services. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums will be allocated to the Fund as received.

Approval of Sub-Advisory Agreement with T. Rowe Price

In considering the renewal of the sub-advisory agreement between LIAC and T. Rowe Price Associates, Inc. (“TRP”) on behalf of the Fund, the Independent Trustees considered the nature, extent and quality of services provided by TRP under the sub-advisory agreement. The Independent Trustees reviewed the services provided by TRP, the background of the investment professionals servicing the Fund, and the reputation, resources and investment approach of TRP. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance matters.

The Independent Trustees reviewed the Fund’s return compared to the average of the Lipper performance group of mid-cap growth funds and the Russell MidCap Growth Index. The Independent Trustees noted that the Fund’s performance was above the average of the Lipper performance group for the one year, three year and five year periods and above or in line with the benchmark for the same periods. The Independent Trustees concluded that the services provided by TRP were satisfactory.

The Independent Trustees considered the sub-advisory fee schedule, which contains breakpoints, the Lipper contractual sub-adviser fees expense group, the fee rates charged to other registered funds managed by TRP with similar investment strategies and its standard advisory fee schedule for actively managed non-fund accounts using strategies similar to the Fund’s strategies and noted that the Fund’s sub-advisory fees were within range of the comparable fee schedules reviewed. The Independent Trustees considered that the sub-advisory fee schedule for the Fund was negotiated between LIAC and TRP, an unaffiliated third party. The Independent Trustees concluded that the sub-advisory fees for the Fund were reasonable.

With respect to profitability, the Independent Trustees considered information provided by TRP regarding TRP’s firm-wide estimated profit, that the sub-advisory fee schedule was negotiated between LIAC and TRP, an unaffiliated third party, and that LIAC compensates TRP from its fees. The Independent Trustees concluded that estimated profits were not unreasonable. The Independent Trustees reviewed materials provided by TRP as to any additional benefits it receives and noted TRP has the ability to obtain research with soft dollars that may or may not be used by the Fund and may be used for the benefit of other clients of TRP.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Independent Trustees determined that the terms of the investment management agreement and sub-advisory agreement for the Fund continue to be fair and reasonable, and that the continuation of each such agreement is in the best interests of the Fund and recommended the renewal of the respective agreements to the Board of Trustees.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–19

Officer/Trustee Information for Lincoln VIP Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Fidelity Investments	71	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	71	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Retired; Formerly, Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	71	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	71	N/A
Gary D. Lemon, PH.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly, Advisory Trustee since November 2004	Joseph Percival Allen III University Professor, James W. Emerson Director of the Robert C. McDermond Center for Management and Entrepreneurship, Professor of Economics and Management, DePauw University	71	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C.	71	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; Formerly, President Emeritus, Indiana Health Association; Formerly, President, Indiana Hospital & Health Association	71	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC.	71	N/A
Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since June 2011	Senior Vice President and Treasurer, Lincoln National Corporation; Formerly, Senior Vice President, Head of Insurance & Retirement Solutions Financial Management	N/A	N/A

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–20

Officer/Trustee Information for Lincoln VIP Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Jill R. Whitelaw, Esq.[1] Radnor Financial Center, 150 N. Radnor Chestor Rd, Radnor, PA 19087 YOB: 1963	Vice President, Secretary, and Chief Legal Officer	Vice President, Secretary, and Chief Legal Officer since December 2012; Formerly, Secretary and Chief Legal Officer since June 2011	Vice President and Chief Counsel – Fund Management, The Lincoln National Life Insurance Company; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corp.; Formerly, Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch, Pierce, Fenner & Smith	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, Director of Funds Management, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A
Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Vice President since December 2012	Vice President, The Lincoln National Life Insurance Company	N/A	N/A
Blake W. Martin[1] Radnor Financial Center, 150 N. Radnor Chester Rd, Radnor, PA 19087 YOB: 1956	Vice President	Vice President since December 2012	Vice President and Head of Corporate Tax, Lincoln National Corporation; Formerly, Independent Consultant and Managing Director at Smart Business Advisory and Consulting, LLC.	N/A	N/A
John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President since June 2011 and Chief Compliance Officer since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A
David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011	Vice President, Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly, Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–21

Officer/Trustee Information for Lincoln VIP Trust (unaudited) (continued)

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*	The Trust Complex is comprised of the 66 Series of the Lincoln Variable Insurance Products Trust and the 5 Series of the Lincoln Advisors Trust.

[1]

All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940, by reason of their being officers of Lincoln Investment Advisors Corporation.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–22

LVIP Templeton Growth RPM Fund (formerly LVIP Templeton Growth Fund)

LVIP Templeton Growth RPM Fund

(formerly LVIP Templeton Growth Fund)

a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2012

LVIP Templeton Growth RPM Fund

LVIP Templeton Growth RPM Fund

2012 Annual Report Commentary (unaudited)

The Fund returned 21.21% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2012, while its benchmark, the MSCI World Index (net dividends)1, returned 15.83%.

Managed by:

Templeton Investment Counsel, LLC was responsible for the sub-advised portion of the Fund for the fiscal year ended December 31, 2012.

Global developed stocks, per the MSCI World Index (net dividends), rallied in 2012 until a brief summer drop, and then recovered for solid 12-month gains. Downturns were attributable to slowing global economic growth, the European debt crisis and U.S. fiscal negotiations. The market initially focused on Europe, until European Central Bank President Draghi’s commitment to preserve the euro boosted markets during the summer. The U.S. Federal Reserve Board extended its easing strategy. In Asia, China’s and Japan’s central banks took measures to stimulate their countries’ growth. Toward year-end, investors focused on U.S. policymaker efforts to avert automatic spending cuts and tax hikes set for 2013. Just after year-end, Congressional legislation preserved lower income taxes for most U.S. households and delayed spending cuts. Despite uncertainty throughout 2012, virtually all major asset classes delivered positive returns.

The Fund’s stock selection in the U.S. was a major contributor to performance relative to the benchmark. An overweighting and stock selection in Europe, particularly in France and Germany, also aided relative results. Stock selection in Japan and allocation to off-benchmark South Korea also boosted performance. In contrast, stock selection in Spain and Austria and exposure to off-benchmark countries China and Brazil weighed on relative performance.

Sector-wise, stock selection and an overweighting in the financials sector were major contributors to relative performance. Positions in commercial banks BNP Paribas (France), Lloyds Banking Group (U.K.), HSBC Holdings (U.K.)2 and DBS Group Holdings (Singapore) as well as German insurer Munich Reinsurance Company boosted relative results. Munich Reinsurance Company was not held at the end of the reporting period. Stock selection in consumer discretionary aided relative returns, driven largely by our U.S. media holdings including Comcast and Time Warner Cable. Stock selection in the health care sector, including U.S. biotechnology company Amgen, also boosted results. Stock selection in information technology, such as high-tech manufacturer and digital media provider Samsung Electronics (South Korea),2 further helped relative returns. Another key contributor was U.S. communication services provider Sprint Nextel. Stock selection in the materials sector and an underweighting in the utilities sector also helped results.

From a sector perspective, stock selection in the energy sector offset the benefit of an underweighting and hindered relative results, and energy equipment services company SBM Offshore (Netherlands) and Brazilian oil and natural gas company Petrobras Petroleo Brasileiro2 were key detractors. An overweighting in telecommunication services also hurt relative results, with major detractors including France Telecom, Vodafone Group (U.K.), Telekom Austria (sold by period end) and Telefonica (Spain). Although the Fund’s positions in financials generally helped relative performance, commercial bank UniCredit (Italy) lost value and detracted from performance. Other key individual detractors included industrials conglomerate CITIC Pacific (China)2, which we sold during the year.

Peter Nori, CFA

Cindy Sweeting, CFA

Heather Waddell, CFA

Templeton Investment Counsel, LLC

Managed by:

Effective September 28, 2012, Lincoln Investment Advisors Corporation implemented an actively managed risk management overlay (“volatility management strategy”) that seeks to stabilize the risk within the Fund.

2012 ended on a positive note for global equity investors, with the White House and Congress reaching a last minute deal to temporarily avoid the so-called fiscal cliff of spending cuts and tax increases. This headline grabbing event wrapped up a year that proved quite lucrative for equity investors across global capital markets. The S&P 500® Index3 finished the year up 16%, notching the best calendar year performance for large-cap U.S. equities since 2009. These strong returns were realized during a period of slowly recovering employment, a long awaited improvement in the housing market and a period of continued near-record low interest rates that make equity investments more attractive to many investors. Despite the strong returns in equity markets, 2012 was not without its challenges. A sharp selloff during the spring and a second dip immediately following the November Presidential election tested investors’ resolve. Both of these sell-offs proved to be temporary as U.S. equities continued their march higher through the end of the year, rewarding investors for staying the course.

Investors in overseas stocks were also awarded for their patience in 2012, as it was a tale of two different markets. In the early part of the year, investors had to withstand a torrent of news from the troubled Eurozone, including divisive elections in Greece, significant austerity measures and a banking crisis in Spain. This, along with slowing growth in many large emerging economies and renewed tensions in the Middle East led many to be skeptical about prospects for international equities. Against this backdrop, stocks fell sharply in the second quarter. However, in mid-summer investors welcomed a long awaited commitment from the ECB to stand behind the troubled Eurozone through any means necessary. This triggered a rally in international stocks during the third and fourth quarters that led to a 2012 total return topping 17% for the MSCI EAFE Index (net dividends) 4.

LVIP Templeton Growth RPM Fund–1

LVIP Templeton Growth RPM Fund

2012 Annual Report Commentary (unaudited) (continued)

Bond investors realized another year of positive returns during 2012, with the Barclays Capital U.S. Aggregate Index5 advancing 4.2%. The environment for bond investors remained strong throughout the year, as continued low interest rates led to a wave of bond issuance across the fixed income sectors as borrowers looked to lock in the near-record low financing costs. Throughout the year central banks around the world reiterated their commitment to further stimulating stagnant developed market economies with previously unprecedented measures. This action was highlighted by the U.S. Federal Reserve, which during the year launched its third round of quantitative easing since the Financial Crisis along with a commitment to purchase an additional $40 billion a month in mortgage backed securities. This action is aimed at holding down interest rates to help stimulate economic growth in the still recovering U.S. economy. While headline yields were down only slightly during the year, with the 10-year U.S. Treasury yield ending the year yielding 1.76%, down just under 0.20% from the start of the year, investors experienced some significant interest rate volatility. The 10-year Treasury yield experienced a swing of nearly 1.00% during the year, peaking at 2.38% in March, and bottoming at 1.39% just four months later in July.

The volatility management strategy was successful in reducing the overall risk of the Fund during the fourth quarter. The volatility management strategy slightly added to results during the fourth quarter, which saw negative equity market results during October followed by positive results in November and December. Given the muted level of global equity market volatility, the Fund continued to hold a significant level of equity exposure at year-end.

David A. Weiss, CFA

Kevin J. Adamson, CPA

Lincoln Investment Advisors Corporation

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 12/31/02 through 12/31/12

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Templeton Growth RPM Fund Standard Class shares on 12/31/02. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2012, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $23,536. For comparison, look at how the MSCI World Index (net dividends) did over the same period. The same $10,000 investment would have increased to $20,647. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

Average annual total returns on investment	Ended 12/31/12

Standard Class Shares
One Year	+21.21%
Five Years	–0.04%
Ten Years	+8.94%

Service Class Shares
One Year	+20.91%
Five Years	–0.28%
Inception (4/30/07)	–0.06%

1	The MSCI World Index (net dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

2	Not part of the index.

3	S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

4	MSCI EAFE Index (net dividends) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets (Europe, Austal/Asia and the Far East), excluding the U.S. and Canada.

5	Barclays Capital U.S. Aggregate Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage and asset backed securities with at least one year to maturity and at least $250 million per amount outstanding.

LVIP Templeton Growth RPM Fund–2

LVIP Templeton Growth RPM Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2012 to December 31, 2012

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2012 to December 31, 2012.

Actual Expenses

The first section of the table shown, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transactional fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Annualized Expense Ratio	Expenses Paid During Period 7/1/12 to 12/31/12*
Actual
Standard Class Shares	$1,000.00	$1,145.70	0.84%	$4.53
Service Class Shares	1,000.00	1,144.20	1.09%	5.87
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,020.91	0.84%	$4.27
Service Class Shares	1,000.00	1,019.66	1.09%	5.53

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP Templeton Growth RPM Fund–3

LVIP Templeton Growth RPM Fund

Security Type/Country Sector Allocations and Top 10 Equity Holdings (unaudited)

As of December 31, 2012

Security Type/Country	Percentage of Net Assets
Common Stock	88.86%
Brazil	1.13%
Canada	0.66%
France	8.19%
Germany	6.59%
Hong Kong	1.96%
Ireland	1.03%
Italy	2.05%
Japan	4.46%
Netherlands	5.09%
Norway	2.27%
Republic of Korea	3.31%
Singapore	2.31%
Spain	1.21%
Switzerland	4.63%
Taiwan	0.98%
Thailand	0.85%
Turkey	0.32%
United Kingdom	11.68%
United States	30.14%
Right	0.02%
Money Market Mutual Fund	10.76%
Total Value of Securities	99.64%
Receivables and Other Assets Net of Liabilities	0.36%
Total Net Assets	100.00%

Sector designations may be different than the sector designations presented in other Fund materials.

Sector	Percentage of Net Assets
Aerospace & Defense	0.93%
Air Freight & Logistics	1.74%
Airlines	0.75%
Auto Components	0.86%
Automobiles	2.21%
Biotechnology	2.66%
Capital Markets	2.49%
Chemicals	1.17%
Commercial Banks	8.48%
Commercial Services & Supplies	0.89%
Communications Equipment	1.63%
Construction Materials	1.04%
Consumer Finance	0.88%

Sector	Percentage of Net Assets
Containers & Packaging	1.07%
Diversified Financial Services	3.00%
Diversified Telecommunication Services	4.99%
Electric Utilities	0.38%
Electrical Equipment	0.26%
Energy Equipment & Services	1.74%
Food & Staples Retailing	2.32%
Health Care Equipment & Supplies	0.88%
Health Care Providers & Services	0.45%
Industrial Conglomerates	2.54%
Insurance	5.44%
IT Services	0.59%
Life Sciences Tools & Services	0.27%
Media	4.23%
Metals & Mining	1.58%
Multiline Retail	2.43%
Oil, Gas & Consumable Fuels	7.76%
Pharmaceuticals	10.76%
Professional Services	0.32%
Semiconductors & Semiconductor Equipment	4.26%
Software	3.71%
Specialty Retail	1.15%
Trading Companies & Distributors	0.75%
Wireless Telecommunication Services	2.27%
Total	88.88%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell. or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Samsung Electronics	1.88%
Sanofi	1.80%
BNP Paribas	1.78%
HSBC Holdings	1.58%
Pfizer	1.52%
Toyota Motor ADR	1.44%
Roche Holding	1.44%
CVS Caremark	1.39%
Merck	1.37%
Telenor	1.36%
Total	15.56%

LVIP Templeton Growth RPM Fund–4

LVIP Templeton Growth RPM Fund

Statement of Net Assets

December 31, 2012

	Number of Shares	Value (U.S. $)

rCOMMON STOCK–88.86%
Brazil–1.13%
Petroleo Brasileiro ADR	73,050	$1,409,865
Vale ADR	83,420	1,693,426

		3,103,291

Canada–0.66%
Talisman Energy	159,460	1,806,116

		1,806,116

France–8.19%
Alstom	17,990	724,515
AXA.	107,256	1,925,354
BNP Paribas	85,500	4,866,226
†Credit Agricole	164,630	1,340,403
France Telecom ADR	130,010	1,436,611
Michelin Class B	24,600	2,356,520
Sanofi	51,836	4,914,296
Thales	28,270	984,740
Total	52,990	2,756,491
Vivendi	48,537	1,097,419

		22,402,575

Germany–6.59%
Deutsche Lufthansa	108,950	2,059,074
Deutsche Post	83,030	1,828,292
E.ON	55,680	1,044,058
Infineon Technologies ADR	246,848	2,041,433
Merck	25,730	3,390,179
Muenchener Rueckversicherungs	14,500	2,616,957
SAP ADR	18,350	1,474,973
Siemens ADR	32,630	3,572,006

		18,026,972

■Hong Kong–1.96%
AIA Group	794,800	3,152,687
China Telecom	3,890,000	2,199,753

		5,352,440

Ireland–1.03%
CRH	139,289	2,831,844

		2,831,844

Italy–2.05%
ENI	117,789	2,884,772
†UniCredit	552,660	2,720,827

		5,605,599

	Number of Shares	Value (U.S. $)

rCOMMON STOCK (continued)
Japan–4.46%
ITOCHU	194,980	$2,058,031
Nissan Motor	222,900	2,112,267
NKSJ Holdings	63,755	1,365,672
Toyota Motor ADR	42,220	3,937,015
Trend Micro	90,310	2,725,109

		12,198,094

Netherlands–5.09%
Akzo Nobel	48,390	3,202,409
†ING Groep	293,982	2,791,495
Koninklijke Philips Electronics	81,380	2,154,386
Randstad Holding	23,362	866,900
Reed Elsevier	98,463	1,459,591
Royal Dutch Shell Class A	900	31,249
Royal Dutch Shell Class B	63,540	2,267,572
†SBM Offshore	82,574	1,164,209

		13,937,811

Norway–2.27%
Statoil	98,910	2,492,070
Telenor.	182,760	3,719,956

		6,212,026

Republic of Korea–3.31%
†KB Financial Group	35,093	1,261,656
POSCO ADR	32,100	2,637,015
Samsung Electronics	3,566	5,157,031

		9,055,702

Singapore–2.31%
DBS Group Holdings	252,105	3,095,352
Singapore Telecommunications	1,189,860	3,238,042

		6,333,394

Spain–1.21%
Repsol	66,166	1,350,270
†Telefonica	144,843	1,960,516

		3,310,786

Switzerland–4.63%
ACE.	15,290	1,220,142
†Credit Suisse Group	113,330	2,763,406
†Lonza Group	13,590	735,707
Novartis	25,570	1,613,841
Roche Holding	19,470	3,932,813
†Swiss Re	33,160	2,401,829

		12,667,738

Taiwan–0.98%
Taiwan Semiconductor Manufacturing ADR.	155,995	2,676,874

		2,676,874

LVIP Templeton Growth RPM Fund–5

LVIP Templeton Growth RPM Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

rCOMMON STOCK (continued)
Thailand–0.85%
Bangkok Bank	341,500	$2,341,349

		2,341,349

Turkey–0.32%
†Turkcell Iletisim Hizmetleri ADR	54,150	873,981

		873,981

United Kingdom–11.68%
Aviva	355,820	2,202,473
BAE Systems	280,250	1,558,162
BP ADR	50,250	2,092,410
G4S	582,830	2,442,808
GlaxoSmithKline	140,840	3,067,356
HSBC Holdings	406,850	4,312,654
Kingfisher	418,668	1,956,860
†Lloyds Banking Group	4,108,940	3,275,402
Marks & Spencer Group	434,870	2,732,531
Rexam	409,410	2,930,310
Tesco	456,800	2,517,093
Vodafone Group ADR	114,580	2,886,270

		31,974,329

United States–30.14%
American Express	42,030	2,415,884
Amgen	42,500	3,668,600
Applied Materials	155,970	1,784,297
Baker Hughes	54,860	2,240,482
Bank of New York Mellon	76,700	1,971,190
†Brocade Communications Systems	173,770	926,194
Chesapeake Energy	95,050	1,579,731
Chevron	23,400	2,530,476
Cisco Systems	179,640	3,529,926
Citigroup	68,730	2,718,959
Comcast Special Class A	100,845	3,625,378
CVS Caremark	78,960	3,817,716
†Electronic Arts	52,620	764,569
FedEx	9,480	869,506
†Forest Laboratories	34,470	1,217,480
General Electric	57,830	1,213,852
†Gilead Sciences	28,910	2,123,440
Halliburton	39,470	1,369,214

	Number of Shares	Value (U.S. $)

rCOMMON STOCK (continued)
United States (continued)
Home Depot	19,280	$1,192,468
†Isis Pharmaceuticals	35,260	368,820
JPMorgan Chase	61,360	2,697,999
Macy’s	30,080	1,173,722
Medtronic	58,840	2,413,617
Merck	91,630	3,751,332
Microsoft	98,380	2,629,697
Morgan Stanley	108,760	2,079,491
News Class A	50,400	1,287,216
†Onyx Pharmaceuticals	14,810	1,118,599
Pfizer.	166,290	4,170,553
Quest Diagnostics	21,020	1,224,836
SAIC	141,630	1,603,252
†Salix Pharmaceuticals	29,570	1,196,994
†Sprint Nextel	430,970	2,443,600
†Symantec	135,470	2,548,191
Target	46,280	2,738,388
Time Warner	32,843	1,570,881
Time Warner Cable	37,449	3,639,668
United Parcel Service Class B	27,930	2,059,279
†Watson Pharmaceuticals	25,620	2,203,320

		82,478,817

Total Common Stock (Cost $194,390,686)		243,189,738

RIGHT–0.02%
†Repsol	66,166	40,338

Total Right (Cost $0)		40,338

MONEY MARKET MUTUAL FUND–10.76%
Dreyfus Treasury & Agency Cash Management Fund	29,448,159	29,448,159

Total Money Market Mutual Fund (Cost $29,448,159)		29,448,159

TOTAL VALUE OF SECURITIES–99.64% (Cost $223,838,845)	272,678,235
«RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.36%	990,190

NET ASSETS APPLICABLE TO 9,522,242 SHARES OUTSTANDING–100.00%.	$273,668,425

NET ASSET VALUE–LVIP TEMPLETON GROWTH RPM FUND STANDARD CLASS ($94,499,596 / 3,288,655 Shares)	$28.735

NET ASSET VALUE–LVIP TEMPLETON GROWTH RPM FUND SERVICE CLASS ($179,168,829 / 6,233,587 Shares)	$28.742

LVIP Templeton Growth RPM Fund–6

LVIP Temleton Growth RPM Fund

Statement of Net Assets (continued)

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2012:
Shares of beneficial interest (unlimited authorization–no par)	$239,102,944
Undistributed net investment income	1,147,124
Accumulated net realized loss on investments	(15,414,554)
Net unrealized appreciation of investments and foreign currency	48,832,911

Total net assets	$273,668,425

Δ	Securities have been classified by country of origin. Classification by type of business has been presented on page 4.

■	Securities listed and traded on the Hong Kong Stock Exchange. These securities have significant business operations in China.

†	Non-income producing for the period.

«	Of this amount, $192,976 represents payable for fund shares redeemed as of December 31, 2012.

The following foreign currency exchange contracts were outstanding at December 31, 2012:1

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)	In Exchange For	Settlement Date	Unrealized Appreciation (Depreciation)
MNB	CHF (23,533)	USD 25,674	1/3/13	$(32)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1]	See Note 7 in “Notes to Financial Statements.”

Summary of Abbreviations:

ADR–American Depositary Receipt

CHF–Swiss Franc

MNB–Mellon National Bank

USD–United States Dollar

See accompanying notes, which are an integral part of the financial statements.

LVIP Templeton Growth RPM Fund–7

LVIP Templeton Growth RPM Fund

Statement of Operations

Year Ended December 31, 2012

LVIP Templeton Growth RPM Fund

Statements of Changes in Net Assets

INVESTMENT INCOME:
Dividends	$7,614,584
Foreign tax withheld	(514,293)

7,100,291

EXPENSES:
Management fees	1,833,848
Distribution fees-Service Class	397,807
Accounting and administration expenses	121,331
Reports and statements to shareholders	53,189
Professional fees.	28,945
Custodian fees	28,013
Trustees’ fees	6,124
Pricing fees	5,843
Other	10,895

Total operating expenses	2,485,995

NET INVESTMENT INCOME	4,614,296

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	1,413,988
Foreign currencies	(99,136)
Foreign currency exchange contracts	49,698
Futures contracts	298,783

Net realized gain	1,663,333

Net change in unrealized appreciation (depreciation) of:
Investments	41,771,806
Foreign currencies	5,675
Foreign currency exchange contracts	(32)

Net change in unrealized appreciation (depreciation)	41,777,449

NET REALIZED AND UNREALIZED GAIN	43,440,782

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$48,055,078

See accompanying notes, which are an integral part of the financial statements.

	Year Ended
	12/31/12	12/31/11
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$4,614,296	$5,227,385
Net realized gain	1,663,333	2,571,341
Net change in unrealized appreciation (depreciation)	41,777,449	(18,371,851)

Net increase (decrease) in netassets resulting from operations	48,055,078	(10,573,125)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(1,744,372)	(2,051,929)
Service Class	(2,809,276)	(2,779,786)

	(4,553,648)	(4,831,715)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	5,817,086	24,647,093
Service Class	48,920,038	47,038,351
Net asset value of shares issuedupon reinvestment of dividendsand distributions:
Standard Class	1,744,371	2,051,929
Service Class	2,809,276	2,779,786

	59,290,771	76,517,159

Cost of shares repurchased:
Standard Class	(19,073,078)	(59,687,845)
Service Class	(40,729,041)	(29,434,223)

	(59,802,119)	(89,122,068)

Decrease in net assets derived fromcapital share transactions	(511,348)	(12,604,909)

NET INCREASE (DECREASE) IN NET ASSETS	42,990,082	(28,009,749)
NET ASSETS:
Beginning of year	230,678,343	258,688,092

End of year	$273,668,425	$230,678,343

Undistributed net investmentincome	$1,147,124	$991,356

See accompanying notes, which are an integral part of the financial statements.

LVIP Templeton Growth RPM Fund–8

LVIP Templeton Growth RPM Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Templeton Growth RPM Fund Standard Class
			Year Ended
	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08
Net asset value, beginning of period	$24.161	$25.503	$24.371	$19.352	$33.233

Income (loss) from investment operations:
Net investment income[1]	0.526	0.553	0.427	0.412	0.636
Net realized and unrealized gain (loss)	4.582	(1.339)	1.158	5.021	(12.906)

Total from investment operations	5.108	(0.786)	1.585	5.433	(12.270)

Less dividends and distributions from:
Net investment income	(0.534)	(0.556)	(0.453)	(0.405)	(0.534)
Net realized gain	—	—	—	(0.009)	(1.077)

Total dividends and distributions	(0.534)	(0.556)	(0.453)	(0.414)	(1.611)

Net asset value, end of period	$28.735	$24.161	$25.503	$24.371	$19.352

Total return[2]	21.21%	(3.09% )	6.57%	28.11%	(37.76% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$94,499	$90,320	$130,817	$151,545	$129,853
Ratio of expenses to average net assets	0.83%	0.83%	0.83%	0.83%	0.81%
Ratio of expenses to average net assets prior to expenseswaived/reimbursed	0.83%	0.83%	0.83%	0.85%	0.82%
Ratio of net investment income to average net assets	1.99%	2.12%	1.79%	1.99%	2.41%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.99%	2.12%	1.79%	1.97%	2.40%
Portfolio turnover	15%	29%	11%	18%	11%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Templeton Growth RPM Fund–9

LVIP Templeton Growth RPM Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Templeton Growth RPM Fund Service Class
			Year Ended
	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08
Net asset value, beginning of period	$24.171	$25.512	$24.382	$19.369	$33.224

Income (loss) from investment operations:
Net investment income[1]	0.461	0.483	0.368	0.363	0.581
Net realized and unrealized gain (loss)	4.578	(1.333)	1.154	5.016	(12.890)

Total from investment operations	5.039	(0.850)	1.522	5.379	(12.309)

Less dividends and distributions from:
Net investment income	(0.468)	(0.491)	(0.392)	(0.357)	(0.469)
Net realized gain.	—	—	—	(0.009)	(1.077)

Total dividends and distributions	(0.468)	(0.491)	(0.392)	(0.366)	(1.546)

Net asset value, end of period	$28.742	$24.171	$25.512	$24.382	$19.369

Total return[2]	20.91%	(3.34% )	6.30%	27.81%	(37.90% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$179,169	$140,358	$127,871	$105,843	$92,968
Ratio of expenses to average net assets	1.08%	1.08%	1.08%	1.07%	1.02%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.08%	1.08%	1.08%	1.10%	1.07%
Ratio of net investment income to average net assets	1.74%	1.87%	1.54%	1.75%	2.20%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.74%	1.87%	1.54%	1.72%	2.15%
Portfolio turnover	15%	29%	11%	18%	11%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Templeton Growth RPM Fund–10

LVIP Templeton Growth RPM Fund

Notes to Financial Statements

December 31, 2012

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 66 series (Series). These financial statements and the related notes pertain to the LVIP Templeton Growth RPM Fund (formerly LVIP Templeton Growth Fund) (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to provide long-term capital growth.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sales price on the valuation date. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2009–December 31, 2012), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

LVIP Templeton Growth RPM Fund–11

LVIP Templeton Growth RPM Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $3,855 for the year ended December 31, 2012. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2012.

2. Management Fees and Other Transactions with Affiliates

Lincoln Investment Advisors Corporation (LIAC) is a registered investment advisor and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.75% of the first $200 million of the average daily net assets of the Fund; 0.65% of the next $300 million; and 0.60% of average daily net assets in excess of $500 million.

Templeton Investment Counsel, LLC (Sub-Advisor) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Advisor a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund paid Lincoln Life a fee at an annual rate of 0.008% of the average daily net assets of the Fund and reimbursed Lincoln Life for the cost of internal legal services. For the year ended December 31, 2012, fees for these administrative and legal services amounted to $20,109 and $2,581, respectively. Beginning January 1, 2013, the Trust will reimburse Lincoln Life for the cost of administrative and internal legal services.

Lincoln Life also performs daily trading operations. The Fund reimburses Lincoln Life for the cost of these services, which amounts to $12,803 for the year ended December 31, 2012.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2012, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$163,813
Distribution fees payable to LFD	36,687

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The Fund pays the compensation of unaffiliated trustees.

3. Investments

For the year ended December 31, 2012, the Fund made purchases of $34,819,184 and sales of $55,207,067 of investment securities other than short-term investments.

At December 31, 2012, the cost of investments for federal income tax purposes was $225,657,101. At December 31, 2012, net unrealized appreciation was $47,021,134, of which $60,083,592 related to unrealized appreciation of investments and $13,062,458 related to unrealized depreciation of investments.

LVIP Templeton Growth RPM Fund–12

LVIP Templeton Growth RPM Fund

Notes to Financial Statements (continued)

3. Investments (continued)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2012:

	Level 1	Level 2	Total
Common Stock.	$112,236,953	$130,952,785	$243,189,738
Right.	—	40,338	40,338
Money Market Mutual Fund	29,448,159	—	29,448,159

Total	$141,685,112	$130,993,123	$272,678,235

Foreign Currency Exchange Contracts	$—	$(32)	$(32)

There were no Level 3 investments at the beginning or end of the year.

As a result of utilizing international fair value pricing, a portion of the Fund’s common stock investments were categorized as Level 2. During the year ended December 31, 2012, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the year. In accordance with the fair value procedures described in Note 1, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2012 and 2011 was as follows:

	Year Ended 12/31/12	Year Ended 12/31/11
Ordinary income	$4,553,648	$4,831,715

5. Components of Net Assets on a Tax Basis

As of December 31, 2012, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$239,102,944
Undistributed ordinary income	1,147,124
Accumulated capital and other losses	(13,596,298)
Unrealized appreciation	47,014,655

Net assets	$273,668,425

LVIP Templeton Growth RPM Fund–13

LVIP Templeton Growth RPM Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis (continued)

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2012, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Loss
$95,120	$(95,120)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $1,854,172 was utilized in 2012. Capital loss carryforwards remaining at December 31, 2012, if not utilized in future years, will expire as follows: $13,508,734 expires in 2017.

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. The provisions of the Act were effective for the Fund’s calendar year ended December 31, 2011. The Act provides for the unlimited carryover of future capital losses; however there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss, whereas before the Act, capital losses carried forward were treated as short-term.

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/12	Year Ended 12/31/11
Shares sold:
Standard Class	219,557	907,989
Service Class	1,850,017	1,825,561
Shares issued upon reinvestment of dividends and distributions:
Standard Class	62,562	84,270
Service Class	100,756	114,188

	2,232,892	2,932,008

Shares repurchased:
Standard Class	(731,770)	(2,383,405)
Service Class	(1,523,999)	(1,145,117)

	(2,255,769)	(3,528,522)

Net decrease	(22,877)	(596,514)

7. Derivatives

U.S.GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

LVIP Templeton Growth RPM Fund–14

LVIP Templeton Growth RPM Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counter party credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Futures Contracts–The Fund may use futures in the normal course of pursuing its investment objectives. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. In addition, the Fund may invest in futures as part of its risk management overlay strategy to seek to manage portfolio volatility. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is minimal counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees against default. No financial futures contracts were outstanding at December 31, 2012.

Fair values of derivative instruments as of December 31, 2012 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Forward currency exchange contracts (Foreign currency exchange contracts)	Receivables and other assets net of liabilities	$—	Receivables and other assets net of liabilities	$(32)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2012 was as follows:

	Location of Gain or Loss on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Forward currency exchange contracts (Foreign currency exchange contracts)	Net realized gain on foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$49,698	$(32)
Interest rate contracts (Futures contracts)	Net realized gain on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	298,783	—

Total		$348,481	$(32)

Derivatives Generally–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2012. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2012.

	Asset Derivative Volume	Liability Derivative Volume
Foreign currency exchange contracts (average cost)	$20,649	$84,599

8. Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

LVIP Templeton Growth RPM Fund–15

LVIP Templeton Growth RPM Fund

Notes to Financial Statements (continued)

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Templeton Growth RPM Fund–16

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Templeton Growth RPM Fund

We have audited the accompanying statement of net assets of the LVIP Templeton Growth RPM Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012 by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Templeton Growth RPM Fund of the Lincoln Variable Insurance Products Trust at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 18, 2013

Philadelphia, Pennsylvania

LVIP Templeton Growth RPM Fund–17

LVIP Templeton Growth RPM Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2012, the Fund designates distributions paid during the year as follows:

(A) Long-Term Capital Gains Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
0.00%	100.00%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Sub-Advisory Agreements

On August 29 and September 10, 2012, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “LVIP Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the LVIP Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal or approval of the sub-advisory agreement with various sub-advisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the LVIP Trust (each a “Fund”).

The trustees who are not “interested persons” of the LVIP Trust (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and the sub-advisers prior to the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also received information about the Funds throughout the year in connection with the regular quarterly Board meetings from LIAC and, as applicable, the various portfolio management teams providing services to the Funds.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, LVIP Trust officers and Lincoln Life and LIAC employees to consider the renewal of the Advisory Agreements. In considering the renewal or approval of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered, among others, the factors listed below and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed or approved and accordingly, recommended to the Board of Trustees the renewal or approval of the Advisory Agreements.

Approval of Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Independent Trustees considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel, resources, compliance and LIAC’s criteria for review of the sub-adviser’s performance. The Independent Trustees reviewed the services provided by LIAC in serving as investment adviser, the personnel providing the investment management services and compliance staff, regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-adviser. The Independent Trustees noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Independent Trustees also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. Based on this information, the Independent Trustees concluded that the services provided by LIAC were satisfactory.

The Independent Trustees reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2012, for the Fund compared to the average performance of a performance universe of funds in a Lipper category underlying variable insurance products (“performance group”) and a benchmark index.

The Independent Trustees reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee, sub-advisory fee and expense ratio to those of a Lipper expense peer group for the Fund. The Independent Trustees considered that management fees as reported by Lipper include separate administrative and accounting fees for the Fund as well as the funds in the expense group, to the extent the expense group funds pay separate administrative and accounting fees. The expense peer group consists of the Fund and other funds in a Lipper category underlying variable insurance products, as classified by Lipper (“expense group”).

LVIP Templeton Growth RPM Fund–18

LVIP Templeton Growth RPM Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement with LIAC (continued)

The Independent Trustees considered that LIAC does not manage the day-to-day portfolio of the Fund, but had delegated those duties to an unaffiliated sub-adviser. The Independent Trustees concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.

The Independent Trustees noted that the investment management fees for the Fund were within range of the average investment management fee of the Lipper expense group. The Independent Trustees considered that a Risk Protection Management (“RPM”) strategy for the Fund would be implemented in September 2012 by which LIAC would, with respect to 0-20% of the Fund’s assets, actively manage the Fund’s exposure to equity market risk primarily through investment in exchange-traded futures contracts and that the sub-adviser would manage the remaining 80-100% of the Fund’s assets according to the investment mandate. The Independent Trustees also considered that the sub-adviser would be paid a sub-advisory fee only on the assets managed by the sub-adviser. On the basis of the information provided, the Independent Trustees concluded that the Fund’s investment management fee was reasonable in light of the nature, quality and extent of services provided by LIAC.

The Independent Trustees considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Independent Trustees considered that the Fund had breakpoints in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.

The Independent Trustees also reviewed the profitability analysis to LIAC and its affiliates with respect to the Fund individually and the Funds group overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Independent Trustees reviewed materials provided by LIAC and Lincoln as to any such benefits. Lincoln Insurance Companies receive and retain 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Independent Trustees also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from Lincoln Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates may benefit from economies of scale with the Fund when it bargains together with the Fund for certain services. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums will be allocated to the Fund as received.

Approval of Sub-Advisory Agreement with Templeton.

In considering the renewal of the sub-advisory agreement between LIAC and Templeton Investment Counsel, LLC (“Templeton”) on behalf of the Fund, the Independent Trustees considered the nature, extent and quality of services provided by Templeton under the sub-advisory agreement. The Independent Trustees reviewed the services provided by Templeton, the background of the investment professionals servicing the Fund and the reputation, resources and investment approach of Templeton. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance matters.

The Independent Trustees reviewed the Fund’s return compared to the average return of the Lipper performance group of global value funds and the MSCI World (Net) Index. The Independent Trustees noted the Fund’s performance was above the average of the Lipper performance group for the one year, three year and five year periods, but slightly below or in line with the performance of the benchmark index for the same time periods.

The Independent Trustees considered that a Risk Portfolio Management (“RPM”) strategy would be implemented for the Fund in September 2012 by which LIAC would, with respect to 0-20% of the Fund’s assets, actively manage the Fund’s exposure to equity market risk primarily through investment in exchange-traded futures contracts and that the sub-adviser would manage the remaining 80-100% of the Fund’s assets according to the investment mandate. The Independent Trustees concluded that the services provided by Templeton were satisfactory. The Independent Trustees considered the sub-advisory fee schedule, which contains breakpoints, and compared it to the Lipper contractual sub-adviser fees expense group noting that the fee paid Templeton was higher than the other sub-advisory fees included in the Lipper contractual sub-adviser expense group. The Independent Trustees considered that LIAC compensates Templeton from its fees and noted that the Fund’s advisory fee was within range of the average advisory fee of the Lipper expense group. The Independent Trustees considered that the sub-advisory fee schedule was negotiated between LIAC and Templeton, an unaffiliated third party. The Independent Trustees concluded that the sub-advisory fees were reasonable.

With respect to profitability, the Independent Trustees considered that the sub-advisory fee schedule was negotiated between LIAC and Templeton, an unaffiliated third party, and that LIAC compensates Templeton from its fees. The Independent Trustees reviewed materials provided by Templeton as to any additional benefits it receives and noted Templeton’s statement that it does not maintain records of indirect benefits, and considered that Templeton uses soft dollars, which could benefit Templeton and its clients.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Independent Trustees determined that the terms of the investment management agreement continues to be fair and reasonable, and that the continuation of the agreement is in the best interests of the Fund and recommended the renewal of the investment management agreement to the Board of Trustees.

LVIP Templeton Growth RPM Fund–19

Officer/Trustee Information for Lincoln VIP Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Fidelity Investments	71	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	71	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Retired; Formerly, Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	71	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	71	N/A
Gary D. Lemon, PH.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly, Advisory Trustee since November 2004	Joseph Percival Allen III University Professor, James W. Emerson Director of the Robert C. McDermond Center for Management and Entrepreneurship, Professor of Economics and Management, DePauw University	71	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C.	71	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; Formerly, President Emeritus, Indiana Health Association; Formerly, President, Indiana Hospital & Health Association	71	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC.	71	N/A
Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since June 2011	Senior Vice President and Treasurer, Lincoln National Corporation; Formerly, Senior Vice President, Head of Insurance & Retirement Solutions Financial Management	N/A	N/A

LVIP Templeton Growth RPM Fund–20

Officer/Trustee Information for Lincoln VIP Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Jill R. Whitelaw, Esq.[1] Radnor Financial Center, 150 N. Radnor Chestor Rd, Radnor, PA 19087 YOB: 1963	Vice President, Secretary, and Chief Legal Officer	Vice President, Secretary, and Chief Legal Officer since December 2012; Formerly, Secretary and Chief Legal Officer since June 2011	Vice President and Chief Counsel–Fund Management, The Lincoln National Life Insurance Company; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corp.; Formerly, Of Counsel–Montgomery, McCracken, Walker & Rhoades; Director–Merrill Lynch, Pierce, Fenner & Smith	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, Director of Funds Management, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A
Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Vice President since December 2012	Vice President, The Lincoln National Life Insurance Company	N/A	N/A
Blake W. Martin[1] Radnor Financial Center, 150 N. Radnor Chester Rd, Radnor, PA 19087 YOB: 1956	Vice President	Vice President since December 2012	Vice President and Head of Corporate Tax, Lincoln National Corporation; Formerly, Independent Consultant and Managing Director at Smart Business Advisory and Consulting, LLC.	N/A	N/A
John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President since June 2011 and Chief Compliance Officer since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A
David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011	Vice President, Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly, Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A

LVIP Templeton Growth RPM Fund–21

Officer/Trustee Information for Lincoln VIP Trust (unaudited) (continued)

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*	The Trust Complex is comprised of the 66 Series of the Lincoln Variable Insurance Products Trust and the 5 Series of the Lincoln Advisors Trust.

[1]

All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940, by reason of their being officers of Lincoln Investment Advisors Corporation.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Templeton Growth RPM Fund–22

Item 2.	Code of Ethics

The Registrant has adopted a Code of Ethics that applies to Registrant’s principal executive officer, chief financial officer, chief accounting officer or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the Registrant’s Sarbanes-Oxley Code of Ethics for Principal Executive and Senior Financial Officers (Code of Ethics) is attached hereto as an exhibit

Item 3.	Audit Committee Financial Expert

The Registrant’s Board of Trustees has determined that Nancy L. Frisby and David H. Windley are each an “audit committee financial expert” and are “independent,” as these terms are defined in Item 3 of Form N-CSR. This designation will not increase the designees’ duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the Audit Committee and of the Board.

Item 4.	Principle Accountant Fees and Services

(a)	Audit Fees

Aggregate audit fees for the services that the Registrant’s auditor provided to the Registrant totaled approximately $1,283,600 in 2012 and $1,144,000 in 2011, including fees associated with the annual audit and filings of the Registrant’s Form N-1A and Form N-SAR.

(b)	Audit-Related Fees

Aggregate fees billed by the Registrant’s auditor for services relating to the performance of the audit of the Registrant’s financial statements and not reported under paragraph (a) of this Item totaled approximately $60,060 in 2012 and $58,660 in 2011. These audit-related services were comprised of a review of the Registrant’s semi-annual reports to shareholders.

(c)	Tax Fees

Aggregate fees for tax services to the Registrant, including tax compliance, tax advice and tax planning, totaled approximately $161,060 in 2012 and $74,195 in 2011.

(d)	All Other Fees

Aggregate fees for all other services that the Registrant’s auditor provided to the Registrant not included above totaled approximately $0 in 2012 and $0 in 2011.

(e) (1)  Audit Committee Pre-Approval Policies and Procedures

The Registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Procedures”) with respect to services provided by the Registrant’s independent auditors. Pursuant to the Pre-Approval Procedures, the Audit Committee has pre-approved the services set forth in the table below with respect to the Registrant up to the specified fee limits.

Service	Range of Fees
Audit Services
Services associated with SEC registration statement on Form N-1A which will be filed with the SEC	Up to $5,000 per Fund
Services associated with SEC registration statements/proxy statements on Form N-14 or Schedule 14A	Up to $20,000 per Fund

The Pre-Approval Procedures require the Chief Accounting Officer to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Procedures.

(e) (2)  No services included in (b)-(d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable.

(g)	Aggregate Non-Audit Fees

The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, the Registrant’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, totaled approximately $778,110 in 2012 and $690,799 in 2011.

(h)	Principal Accountant’s Independence

In connection with its selection of the independent auditors, the Registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the Registrant’s investment adviser and other service providers under common control with the investment adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5.	Audit Committee of Listed Registrants
Not Applicable

Item 6.	Schedule of Investments

(a)	The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940:

Not Applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10.	Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures

(a) The Registrant’s president and chief accounting officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the Registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits

(a) Code of Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 99.CODE ETH.

(b) (1) Certification pursuant to Rule 30a-2 under the Investment Company Act of 1940 attached hereto as Exhibit 99.CERT.

(b) (2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Lincoln Variable Insurance Products Trust (Registrant)

/s/ Daniel R. Hayes
Daniel R. Hayes
President
(Signature and Title)

Date: February 22, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Daniel R. Hayes
Daniel R. Hayes
President
(Signature and Title)

Date: February 22, 2013

By	/s/ William P. Flory, Jr.
William P. Flory, Jr.
Chief Accounting Officer
(Signature and Title)

Date: February 22, 2013